SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                  Relating the Pooling and Servicing Agreement

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2007

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
             Delaware                                333-140247                                30-0183252
------------------------------------            ----------------------                ------------------------------
   (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
         of Incorporation)                          File Number)                           Identification No.)

        383 Madison Avenue                                                                        10179
        New York, New York
------------------------------------                                                  ------------------------------
       (Address of Principal                                                                   (Zip Code)
        Executive Offices)

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Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of April 1, 2007, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and Citibank, N.A., as trustee.

         4.2 Grantor Trust Agreement, dated as of April 30, 2007, among Structured Asset Mortgage Investment II Inc., as depositor, Wells Fargo Nation Association, as paying agent, certificate registrar, and securities administrator, and Citibank, N.A. as grantor trustee.

         99.1 Yield Maintenance Agreements, dated April 30, 2007, between Bear Stearns Financial Products Inc. and the Trustee on the behalf of Structured Asset Mortgage Investments II Trust 2007-AR3.

         99.2 Swap Agreements, dated April 30, 2007, among Bear Stearns Capital Markets Inc., Wells Fargo Bank, National Association, as paying agent, and Citibank, N.A. as grantor trustee on behalf of Structured Asset Mortgage Investments Grantor Trust 2007-AR3.

         1.1 Terms Agreement, dated April 30, 2007, to the Underwriting Agreement, dated February 26, 2007, between Bear, Stearns & Co. and Structured Asset Mortgage Investments II Inc.




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
-------------------------
Name:   Baron Silverstein
Title:  Vice President

Dated:  May 17, 2007

                                  EXHIBIT INDEX


                                                                        Page
                                                                        ----


                  Item 601 (a) of       Sequentially
Exhibit           Regulation S-K        Numbered
Number            Exhibit No.           Description
------            --------------        -----------


 4.1                  4                 Pooling and Servicing Agreement   4
 4.2                  4                 Grantor Trust Agreement
99.1                 99                 Yield Maintenance Agreements
99.2                 99                 Swap Agreements
 1.1                  1                 Terms Agreement to the
                                        Underwriting Agreement

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                   DEPOSITOR,

                                 CITIBANK, N.A.,

                                    TRUSTEE,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                MASTER SERVICER,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                            SECURITIES ADMINISTRATOR,

                                       and

                            EMC MORTGAGE CORPORATION

                         POOLING AND SERVICING AGREEMENT

                            Dated as of April 1, 2007

             Structured Asset Mortgage Investments II Trust 2007-AR3
                       Mortgage Pass-Through Certificates

                                 Series 2007-AR3

                                TABLE OF CONTENTS
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                                                                                                               Page
Article I Definitions...........................................................................................2
         Section 1.01.     Definitions..........................................................................2
         Section 1.02.     Calculation of LIBOR.................................................................62

Article II Conveyance of Mortgage Loans; Original Issuance of Certificates......................................64
         Section 2.01.     Conveyance of Mortgage Loans to Trustee..............................................64
         Section 2.02.     Acceptance of Trust Fund by Trustee..................................................66
         Section 2.03.     Assignment of Interest in the Mortgage Loan Purchase Agreement and in
                           the Subsequent Mortgage Loan Purchase Agreement(s)...................................69
         Section 2.04.     Substitution of Mortgage Loans.......................................................70
         Section 2.05.     Issuance of Certificates.............................................................72
         Section 2.06.     Representations and Warranties Concerning the Depositor..............................73
         Section 2.07.     Covenants of the Master Servicer.....................................................74
         Section 2.08.     Purposes and Powers of the Trust.....................................................74
         Section 2.09.     Conveyance of the Subsequent Mortgage Loans and the Pre-Funding
                           Accounts.............................................................................75

Article III Administration and Servicing of Mortgage Loans......................................................79
         Section 3.01.     Master Servicer......................................................................79
         Section 3.02.     REMIC-Related Covenants..............................................................80
         Section 3.03.     Monitoring of the Servicers..........................................................80
         Section 3.04.     Fidelity Bond........................................................................82
         Section 3.05.     Power to Act; Procedures.............................................................82
         Section 3.06.     Due-on-Sale Clauses; Assumption Agreements...........................................83
         Section 3.07.     Release of Mortgage Files............................................................83
         Section 3.08.     Documents, Records and Funds in Possession of Master Servicer To Be
                           Held for Trustee.....................................................................84

         Section 3.09.     Standard Hazard Insurance and Flood Insurance Policies...............................85
         Section 3.10.     Presentment of Claims and Collection of Proceeds.....................................85
         Section 3.11.     Maintenance of the Primary Mortgage Insurance Policies...............................85
         Section 3.12.     Trustee to Retain Possession of Certain Insurance Policies and
                           Documents............................................................................86
         Section 3.13.     Realization Upon Defaulted Mortgage Loans............................................86
         Section 3.14.     Compensation for the Master Servicer.................................................86
         Section 3.15.     REO Property.........................................................................87
         Section 3.16.     Annual Statement as to Compliance....................................................87
         Section 3.17.     Assessments of Compliance and Attestation Reports....................................88
         Section 3.18.     Reports Filed with Securities and Exchange Commission................................90
         Section 3.19.     Intention of the Parties and Interpretation..........................................100
         Section 3.20.     UCC..................................................................................101
         Section 3.21.     Optional Purchase of Defaulted Mortgage Loans........................................101
         Section 3.22.     Prepayment Penalty Verification......................................................102

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                                                                      i

                                                                                                               Page

Article IV Accounts.............................................................................................103
         Section 4.01.     Protected Accounts...................................................................103
         Section 4.02.     Distribution Account.................................................................105
         Section 4.03.     Permitted Withdrawals and Transfers from the Distribution Account....................106
         Section 4.04.     Basis Risk Reserve Fund..............................................................108
         Section 4.05.     The Reserve Fund and the Cap Contracts...............................................109
         Section 4.06.     Final Maturity Reserve Account.......................................................111
         Section 4.07.     Supplemental Fund....................................................................113
         Section 4.08.     Class XP Reserve Account.............................................................114
         Section 4.09.     Group I Pre-Funding Account and Group I Pre-Funding Reserve Account..................114
         Section 4.10.     Group II Pre-Funding Account and Group II Pre-Funding Reserve Account................116
         Section 4.11.     Group I Interest Coverage Account....................................................118
         Section 4.12.     Group II Interest Coverage Account...................................................119

Article V Certificates..........................................................................................122
         Section 5.01.     Certificates.........................................................................122
         Section 5.02.     Registration of Transfer and Exchange of Certificates................................134
         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates....................................138
         Section 5.04.     Persons Deemed Owners................................................................138
         Section 5.05.     Transfer Restrictions on Residual Certificates.......................................138
         Section 5.06.     Restrictions on Transferability of Certificates......................................139
         Section 5.07.     ERISA Restrictions...................................................................140
         Section 5.08.     Rule 144A Information................................................................141
         Section 5.09.     Appointment of Paying Agent and Certificate Registrar................................142

Article VI Payments to Certificateholders.......................................................................143
         Section 6.01.     Distributions on the Certificates....................................................143
         Section 6.02.     Allocation of Losses and Subsequent Recoveries on Certificates.......................154
         Section 6.03.     Payments.............................................................................156
         Section 6.04.     Statements to Certificateholders.....................................................157
         Section 6.05.     Monthly Advances.....................................................................161
         Section 6.06.     Compensating Interest Payments.......................................................161

Article VII The Master Servicer.................................................................................162
         Section 7.01.     Liabilities of the Master Servicer...................................................162
         Section 7.02.     Merger or Consolidation of the Master Servicer.......................................162
         Section 7.03.     Indemnification of the Trustee, Custodians and the Securities
                           Administrator........................................................................162
         Section 7.04.     Limitations on Liability of the Master Servicer and Others...........................163
         Section 7.05.     Master Servicer Not to Resign........................................................164
         Section 7.06.     Successor Master Servicer............................................................164
         Section 7.07.     Sale and Assignment of Master Servicing..............................................165

Article VIII Default............................................................................................166
         Section 8.01.     "Event of Default"...................................................................166


         Section 8.02.     Trustee to Act; Appointment of Successor.............................................168
         Section 8.03.     Notification to Certificateholders...................................................169
         Section 8.04.     Waiver of Defaults...................................................................169
         Section 8.05.     List of Certificateholders...........................................................169

Article IX Concerning the Trustee and the Securities Administrator..............................................170
         Section 9.01.     Duties of Trustee and the Securities Administrator...................................170
         Section 9.02.     Certain Matters Affecting the Trustee and the Securities Administrator...............172
         Section 9.03.     Trustee and Securities Administrator Not Liable for Certificates or
                           Mortgage Loans.......................................................................174
         Section 9.04.     Trustee and Securities Administrator May Own Certificates............................175
         Section 9.05.     Trustee's and Securities Administrator's Fees and Expenses...........................175
         Section 9.06.     Eligibility Requirements for Trustee, Paying Agent and Securities
                           Administrator........................................................................175
         Section 9.07.     Insurance............................................................................176
         Section 9.08.     Resignation and Removal of the Trustee and Securities Administrator..................176
         Section 9.09.     Successor Trustee, Paying Agent and Successor Securities Administrator...............177
         Section 9.10.     Merger or Consolidation of Trustee, Paying Agent or Securities
                           Administrator........................................................................178
         Section 9.11.     Appointment of Co-Trustee or Separate Trustee........................................178
         Section 9.12.     Federal Information Returns and Reports to Certificateholders; REMIC
                           Administration.......................................................................179

Article X Termination...........................................................................................182
         Section 10.01.    Termination Upon Repurchase by the Depositor or its Designee or
                           Liquidation of the Mortgage Loans....................................................182
         Section 10.02.    Additional Termination Requirements..................................................185

Article XI Miscellaneous Provisions.............................................................................186
         Section 11.01.    Intent of Parties....................................................................186
         Section 11.02.    Amendment............................................................................186
         Section 11.03.    Recordation of Agreement.............................................................188
         Section 11.04.    Limitation on Rights of Certificateholders...........................................188
         Section 11.05.    Acts of Certificateholders...........................................................189
         Section 11.06.    Governing Law........................................................................190
         Section 11.07.    Notices..............................................................................190
         Section 11.08.    Severability of Provisions...........................................................190
         Section 11.09.    Successors and Assigns...............................................................191
         Section 11.10.    Article and Section Headings.........................................................191
         Section 11.11.    Counterparts.........................................................................191
         Section 11.12.    Notice to Rating Agencies............................................................191
         Section 11.13.    Third Party Rights...................................................................191
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                                      iii

EXHIBITS

Exhibit A-1      -    Form of Class A Certificates
Exhibit A-2      -    Form of Class B Certificates
Exhibit A-3      -    Form of Class R Certificates
Exhibit A-4      -    Form of Class B-IO Certificates
Exhibit A-5      -    Form of Interest-Only Certificates
Exhibit A-6      -    Form of Class XP Certificates
Exhibit B        -    Mortgage Loan Schedule
Exhibit C        -    [Reserved]
Exhibit D        -    Request for Release of Documents
Exhibit E        -    Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1      -    Form of Investment Letter
Exhibit F-2      -    Form of Rule 144A and Related Matters Certificate
Exhibit F-3      -    Form of Transferor Certificate for Non-Offered Certificates
Exhibit G        -    Form of Custodial Agreement
Exhibit H        -    Servicing Agreements
Exhibit I        -    Assignment Agreements with respect to the Servicing Agreements
Exhibit J        -    Form of Mortgage Loan Purchase Agreement
Exhibit K        -    Form of Trustee Limited Power of Attorney
Exhibit L        -    Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit M-1      -    Form of Back-Up Certification
Exhibit M-2      -    Form of Certification from the Securities Administrator to the Depositor
Exhibit N        -    Form of Cap Contracts
Exhibit O        -    Form of 10-D, Form 8-K and Form 10-K Reporting Responsibilities
Exhibit P        -    Form of Additional Disclosure Notice
Exhibit R        -    Form of Subsequent Transfer Instrument


SCHEDULES

Schedule A       -    Schedule of Strike Rates and Projected Principal Balances (Cap Contracts)
Schedule B       -    [Reserved]
Schedule C       -    Coupon Strip Reserve Account Schedule

                         POOLING AND SERVICING AGREEMENT

         Pooling and Servicing Agreement, dated as of April 1, 2007, among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the "Depositor"), Citibank, N.A., a national banking association, not in its individual capacity but solely as trustee (the "Trustee"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and EMC Mortgage Corporation ("EMC").

                              PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Depositor has acquired the Initial Mortgage Loans from EMC. On the Closing Date, the Depositor will sell the Initial Mortgage Loans, the Pre-Funded Amount and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         On or prior to each related Subsequent Transfer Date, the Depositor will acquire the related Subsequent Mortgage Loans from EMC. On each related Subsequent Transfer Date, the Depositor will sell the related Subsequent Mortgage Loans and certain other property to the Trust Fund.

         The Securities Administrator on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular Interests will be designated "regular interests" in such REMIC and the Class R-I Certificate will be designated the "residual interests" in such REMIC.

         The Securities Administrator on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC II Regular Certificates will be designated "regular interests" in such REMIC and the Class R-II Certificate will be designated the "residual interests" in such REMIC.

         The Securities Administrator on behalf of the Trust shall make an election for the assets constituting REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC III Regular Certificates will be designated "regular interests" in such REMIC and the Class R-III Certificate will be designated the "residual interests" in such REMIC.

         The Securities Administrator on behalf of the Trust shall make an election for the assets constituting REMIC IV to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC IV Regular Certificates will be designated "regular interests" in such REMIC and the Class R-IV Certificate will be designated the "residual interests" in such REMIC.

         The aggregate Outstanding Principal Balance of the Mortgage Loans as of the Cut-off Date, after application of Scheduled Payments due whether or not received, is $1,682,088,192.81.

         The aggregate Outstanding Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, after application of Scheduled Payments due whether or not received, is $912,236,026.71. The aggregate Outstanding Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date, after application of Scheduled Payments due whether or not received, is $769,852,169.10. On the Closing Date the Depositor shall pay to the Securities Administrator (1) an amount equal to $50,232.28, which shall be deposited by the Securities Administrator into the Distribution Account and be a part of the Principal Funds with respect to Loan Group I, and (2) an amount equal to $253,481.41, which shall be deposited by the Securities Administrator into the Distribution Account and be a part of the Interest Funds with respect to Loan Group I.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, EMC and the Trustee agree as follows:

                                   Article I
                                   Definitions

         Section 1.01. Definitions(a) . Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

         Accepted Master Servicing Practices: With respect to any Mortgage Loan, as applicable, those customary mortgage master servicing practices of prudent institutions that master service mortgage loans of the same type and quality as such mortgage loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer).

         Account: The Distribution Account, the Supplemental Fund, the Final Maturity Reserve Account, the Basis Risk Reserve Fund, the Reserve Fund, the Pre-Funding Accounts, the Pre-Funding Reserve Accounts, the Interest Coverage Accounts, the Class XP Reserve Account or the Protected Accounts, as the context may require.

         Actual Monthly Payments: For any Mortgage Loan and each Due Period, the actual monthly payments of principal and interest received during such period on such Mortgage Loan.

         Additional Disclosure:  As defined in Section 3.18.

         Additional Form 10-D Disclosure:  As defined in Section 3.18.

         Additional Form 10-K Disclosure:  As defined in Section 3.18.

         Adjustable Rate Certificates: The Group I Adjustable Rate Certificates and the Group II Adjustable Rate Certificates.

         Adjusted Rate Cap: With respect to each Class of Adjustable Rate Certificates related to a Loan Group, each Distribution Date and the related Due Period, (A) the sum of (1) the scheduled Monthly Payments owed on the related Mortgage Loans for such Due Period less the related Servicing Fees and any related lender-paid Primary Mortgage Insurance fees and (2) the

Actual Monthly Payments received in excess of such scheduled Monthly Payments, minus (B) in the case of the Group I Adjustable Rate Certificates, the sum of
(i) the Coupon Strip, if any, payable to the Final Maturity Reserve Account with respect to such Distribution Date, and (ii) the interest payable to the Interest-Only Certificates with respect to such Distribution Date, in each case expressed as a per annum rate calculated on the basis of the aggregate Scheduled Principal Balance of the related Mortgage Loans for such Due Period and further reflecting the accrual of interest on an actual/360 basis.

         Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto made in accordance with the terms herein.

         Annual Statement of Compliance:  As defined in Section 3.16.

         Applicable Credit Rating: For any long-term deposit or security, a credit rating of AAA in the case of S&P and Aaa in the case of Moody's (or with respect to investments in money market funds, a credit rating of "AAAm" or "AAAm-G", in the case of S&P, and the highest rating given by Moody's for money market funds, in the case of Moody's). For any short-term deposit or security, a rating of A-l+ in the case of S&P and P-1 in the case of Moody's.

         Applicable State Law: For purposes of Section 9.12(d), the Applicable State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Securities Administrator and the Trustee by either (i) an Opinion of Counsel reasonably acceptable to the Securities Administrator and the Trustee delivered to it by the Master Servicer or the Depositor, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

         Applied Realized Loss Amount: With respect to any Class of Class A and Class B Certificates related to a Loan Group and as to any Distribution Date, the sum of the related Realized Losses, which have been allocated in reduction of the Certificate Principal Balance of such Class of Certificates pursuant to this Agreement. Realized Losses in the aggregate shall equal the amount, if any, by which (i) the aggregate Certificate Principal Balance of all of the Certificates of the related Loan Group (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Scheduled Principal Balance of all of the related Mortgage Loans for such Distribution Date. Realized Losses in respect of each Loan Group shall be allocated to the related Class of Certificates as set forth in Section 6.02.

         Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the related Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the amount set forth as the appraised value of the related Mortgaged Property in an appraisal made for the related mortgage originator in connection with its origination of the related Mortgage Loan.

         Assessment of Compliance:  As defined in Section 3.17.

         Assignment Agreements: Each of the Assignment, Assumption and Recognition Agreements attached hereto as Exhibit I, whereby the related Assigned Loans (in each case, as defined therein) and the related Servicing Agreements were assigned to the Trustee for the benefit of the Certificateholders.

         Attesting Party:  As defined in Section 3.17.

         Attestation Report:  As defined in Section 3.17.

         Available Funds: With respect to each Loan Group and Distribution Date, an amount equal to the aggregate of the following amounts: (1) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds and Subsequent Recoveries) and all previously undistributed payments on account of interest received after the Cut-off Date with respect to the related Initial Mortgage Loans, and after the related Subsequent Cut-off Date with respect to the related Subsequent Mortgage Loans, and on or prior to the related Determination Date, (2) any Monthly Advances and Compensating Interest Payments made by the Master Servicer (or by the Trustee, as successor master servicer) or the related Servicer for such Distribution Date in respect of the related Mortgage Loans, (3) any other miscellaneous amounts remitted in respect of the related Mortgage Loans by the Master Servicer or the related Servicer pursuant to the related Servicing Agreement, (4) any amounts deposited in and payable on such Distribution Date from the Reserve Fund, the Supplemental Fund, the Pre-Funding Reserve Account, the Interest Coverage Account and the Basis Risk Reserve Fund in respect of the related Mortgage Loans pursuant to this Agreement, and (5) any amounts reimbursed in respect of the related Mortgage Loan by the Master Servicer for such Distribution Date in connection with losses on certain eligible investments, except:

              (i) all payments that were due on or before the Cut-off Date with respect to the related Initial Mortgage Loans, and the related Subsequent Cut-off Date with respect to the related Subsequent Mortgage Loans;

              (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period and the Liquidation Period, respectively;

              (iii) all payments, other than Principal Prepayments, that represent early receipt of Monthly Payments due on a date or dates subsequent to the related Due Date;

              (iv) amounts received on particular related Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances;

              (v) amounts of Monthly Advances determined to be Nonrecoverable Advances;

              (vi) any investment earnings on amounts on deposit in the Distribution Account, the Reserve Fund, the Supplemental Fund, the Pre-Funding Reserve Account, the Interest Coverage Account and the Basis Risk Reserve Fund and amounts permitted to be withdrawn from such Accounts pursuant to this Agreement;

              (vii) amounts needed to pay the Servicing Fees or to reimburse any Servicer or the Master Servicer for amounts due under the Servicing Agreements and this Agreement (allocated as provided in Section 4.03(b)) to the extent such amounts have not been retained by, or paid previously to, such Servicer or the Master Servicer;

              (viii) amounts applied to pay any fees with respect to any lender-paid Primary Mortgage Insurance Policy; and

              (ix) any expenses or other amounts (allocated as provided in Section 4.03(b)) reimbursable to the Trustee, the Securities Administrator, the Master Servicer and the related Custodian pursuant to Section 7.04 or Section 9.05.

         Back-Up Certification:  As defined in Section 3.18(a)(iii).

         Bankruptcy Code: The United States Bankruptcy Code, as amended, as codified in 11 U.S.C. ss.ss.101-1330.

         Bankruptcy Loss: With respect to any Mortgage Loan, any Deficient Valuation or Debt Service Reduction related to such Mortgage Loan as reported by the applicable Servicer to the Master Servicer.

         Basis Risk Reserve Fund: The reserve fund established and maintained by the Securities Administrator pursuant to Section 4.04.

         Basis Risk Shortfall: If on a Distribution Date the Pass-Through Rate for a Class of Adjustable Rate Certificates is based upon the applicable Net Rate Cap, the excess, if any, of:

         1. the amount of the Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Though Rate been calculated at a per annum rate equal to the lesser of (i) One-Month LIBOR plus the related Margin for such Distribution Date and (ii) in the case of Loan Group II, 10.50% per annum, over

         2. the amount of the Current Interest on such Class calculated using a Pass-Though Rate equal to the applicable Net Rate Cap for such Distribution Date.

         Basis Risk Shortfall Carry Forward Amount: With respect to any Distribution Date and each Class of Adjustable Rate Certificates, the sum of the Basis Risk Shortfall for such Distribution Date and the Basis Risk Shortfall for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the lesser of (i) One-Month LIBOR plus the related Margin for such Distribution Date and (ii) in the case of Loan Group II, 10.50% per annum.

         Book-Entry Certificates: Initially, all the Offered Certificates, issued, maintained and transferred at DTC, Clearstream, Luxembourg or the Euroclear System.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in New York City or in any of the jurisdictions in which the Trustee, the Grantor Trustee, the Master Servicer, related Servicer, the Securities Administrator or the related Custodian is located are authorized or obligated by law or executive order to be closed.

         Cap Contract: Any one or more of the Interest Rate Corridor Letter Agreements, dated April 30, 2007, entered into by the Cap Contract Provider and the Trustee on behalf of the Trust and relating to the Class I-A-2 Certificates, Class I-A-3 Certificates and each Class of Group II Adjustable Rate Certificates, together with any scheduling, confirmations or other agreements related thereto, attached hereto as Exhibit N.

         Cap Contract Payment Amount: With respect to any Distribution Date and a Cap Contract, the amounts received from such Cap Contract, if any, on such Distribution Date.

         Cap Contract Provider:  Bear Stearns Financial Products Inc.

         Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Securities Administrator and countersigned by the Certificate Registrar in substantially the form annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5 or A-6, as applicable, with the blanks therein appropriately completed.

         Certificate Principal Balance: With respect to any Certificate (other than the Class B-IO Certificates and the Residual Certificates) as of any Distribution Date, the initial principal amount of such Certificate on the Closing Date, plus the amount of any related Net Deferred Interest allocated thereto on such Distribution Date and on any previous Distribution Dates, plus any Subsequent Recoveries added to the Certificate Principal Balance thereof (other than an Interest-Only Certificate) pursuant to Section 6.02 hereof, minus the sum of (i) all amounts previously distributed on such Certificate with respect to principal, and (ii) any Applied Realized Loss Amounts allocated to such Certificate (other than an Interest-Only Certificate) on previous Distribution Dates. With respect to any such Class of Certificates, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates in such Class.

         Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

         Certificate Register: The register maintained pursuant to Section 5.02.

         Certificate Registrar: The Securities Administrator or any successor certificate registrar appointed hereunder.

         Certificate Registrar Office: The office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: SAMI II Series 2007-AR3.

         Certificateholder:  A Holder of a Certificate.

         Certification Parties:  As defined in Section 3.18(a)(iii)(D).

         Certifying Person:  As defined in Section 3.18(a)(iii)(D).

         Class: With respect to the Certificates, I-A-1, I-A-2, I-A-3, I-A-4A, I-A-4B, I-A-5, I-X-1, I-X-2, I-B-1, I-B-2, I-B-3, I-B-4, I-B-5, I-B-6, I-B-7,
I-B-8, I-B-9, I-XP-1, I-XP-2, I-B-IO, II-A-1, II-A-2, II-A-3A, II-A-3B, II-B-1,
II-B-2, II-B-3, II-B-4, II-B-5, II-B-6, II-XP, II-B-IO, R, R-X.

         Class A Certificates: The Class I-A Certificates and the Class II-A Certificates.

         Class A Principal Distribution Amount: Either the Class I-A Principal Distribution Amount or the Class II-A Principal Distribution Amount, as applicable.

         Class B Certificates: The Class I-B and the Class II-B Certificates.

         Class B-IO Distribution Amount: With respect to any Distribution Date and a Loan Group, the amount allocable to the related Class B-IO Certificates as provided in Article IV and Section 6.01(A)(a) or Section 6.01(B)(a), as applicable, for such Distribution Date and all prior Distribution Dates, less the aggregate of all amounts distributed (or deemed distributed) in accordance with Article IV and Section 6.01(A)(a) or Section 6.01(B)(a), as applicable, with respect to the related Class B-IO Certificates on prior Distribution Dates.

         Class R Certificate: The Class R Certificates, representing a collective interest in the Class R-I, Class R-II, Class R-III and Class R-IV Certificates, executed by the Securities Administrator and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-4 and evidencing an interest designated as a "residual interest" in REMIC I, REMIC II, REMIC III and REMIC IV for purposes of the REMIC Provisions.

         Class R-X Certificate: Any one of the Class R-X Certificates evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

         Class R-I Certificate: Any one of the Class R-I Certificates evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate: Any one of the Class R-II Certificates evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class R-III Certificate: Any one of the Class R-III Certificates evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class R-IV Certificate: Any one of the Class R-IV Certificates evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

         Class XP Certificates: The Class I-XP Certificates and the Class II-XP Certificates.

         Class XP Reserve Account: The reserve account established and maintained by the Securities Administrator pursuant to Section 4.08.

         Class I-A Certificates: The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4A, Class I-A-4B and Class I-A-5 Certificates.

         Class I-A Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the excess, if any, of:

         1. the aggregate Certificate Principal Balance of the Class I-A Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 27.375% and (ii) on each Distribution Date on and after the Distribution Date in April 2013, 21.900%, and

              II. the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-B Certificates: The Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class I-B-7, Class I-B-8 and Class I-B-9 Certificates.

         Class I-B-1 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-1 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date), and

                        (2) the aggregate Scheduled PrincipalBalance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 21.250% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 17.000%, and

              II.  the excess of

                   (a)  the aggregate Scheduled Principal Balance of the
                       Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  0.50% of the sum of (i) the aggregate Scheduled
                       Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-B-2 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-2 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date), and

                        (3) the aggregate Scheduled PrincipalBalance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 15.875% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 12.700%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-B-3 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-3 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        1)     the aggregate Certificate PrincipalBalance of
                             the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date),

                        2)     the Certificate Principal Balance of the Class
                             I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date),

                        3) the Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amount on such Distribution Date), and

                        4) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 14.125% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 11.300%, and

                  II. the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized

                        Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

     Class I-B-4 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-4 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

                  I. the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class I-B-3 Certificates (after taking into account the payment of the Class I-B-3 Principal Distribution Amount on such Distribution Date), and

                        (5) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due

                             Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date April 2013, 11.000% and (ii) on each Distribution Date on and after the Distribution Date in April 2013, 8.800%, and

                                    II.     the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-B-5 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-5 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

                  I. the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class I-B-3 Certificates (after taking into account the payment of the Class I-B-3 Principal Distribution Amount on such Distribution Date),

                        (5) the Certificate Principal Balance of the Class I-B-4 Certificates (after taking into account the payment of the Class I-B-4 Principal Distribution Amount on such Distribution Date), and

                        (6) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 9.500% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 7.600%, and

                                    II.     the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-B-6 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-6 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

                  I. the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class I-B-3 Certificates (after taking into account the payment of the Class I-B-3 Principal Distribution Amount on such Distribution Date),

                        (5) the Certificate Principal Balance of the Class I-B-4 Certificates (after taking into account the payment of the Class I-B-4 Principal Distribution Amount on such Distribution Date),

                        (6) the Certificate Principal Balance of the Class I-B-5 Certificates (after taking into account the payment of the Class I-B-5 Principal Distribution Amount on such Distribution Date), and

                        (7) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 8.250% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 6.600%, and

                        II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-B-7 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-7 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class I-B-3 Certificates (after taking into account the payment of the

                             Class I-B-3 Principal Distribution
                             Amount on such Distribution Date),

                        (5) the Certificate Principal Balance of the Class I-B-4 Certificates (after taking into account the payment of the

                             Class I-B-4 Principal Distribution Amount on such Distribution Date),

                        (6) the Certificate Principal Balance of the Class I-B-5 Certificates (after taking into account the payment of the Class I-B-5 Principal Distribution Amount on such Distribution Date),

                        (7) the Certificate Principal Balance of the Class I-B-6 Certificates (after taking into account the payment of the Class I-B-6 Principal Distribution Amount on such Distribution Date), and

                        (8) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 6.500% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 5.200%, and

                        II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-B-8 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-8 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class I-B-3 Certificates (after taking into account the payment of the Class I-B-3 Principal Distribution Amount on such Distribution Date),

                        (5) the Certificate Principal Balance of the Class I-B-4 Certificates (after taking into account the payment of the Class I-B-4 Principal Distribution Amount on such Distribution Date),

                        (6) the Certificate Principal Balance of the Class I-B-5 Certificates (after taking into account the payment of the Class I-B-5 Principal Distribution Amount on such Distribution Date),

                        (7) the Certificate Principal Balance of the Class I-B-6 Certificates (after taking into account the payment of the Class I-B-6 Principal Distribution Amount on such Distribution Date),

                        (8) the Certificate Principal Balance of the Class I-B-7 Certificates (after taking into account the payment of the

                             Class I-B-7 Principal Distribution Amount on such Distribution Date), and

                        (9) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 5.250% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 4.200%, and

                        II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-B-9 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class I-B-9 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class I-B-3 Certificates (after taking into account the payment of the Class I-B-3 Principal Distribution Amount on such Distribution Date),

                        (5) the Certificate Principal Balance of the Class I-B-4 Certificates (after taking into account the payment of the Class I-B-4 Principal Distribution Amount on such Distribution Date),

                        (6) the Certificate Principal Balance of the Class I-B-5 Certificates (after taking into account the payment of the Class I-B-5 Principal Distribution Amount on such Distribution Date),

                        (7) the Certificate Principal Balance of the Class I-B-6 Certificates (after taking into account the payment of the Class I-B-6 Principal Distribution Amount on such Distribution Date),

                        (8) the Certificate Principal Balance of the Class I-B-7 Certificates (after taking into account the payment of the Class I-B-7 Principal Distribution Amount on such Distribution Date),

                        (9) the Certificate Principal Balance of the Class I-B-8 Certificates (after taking into account the payment of the Class I-B-8 Principal Distribution Amount on such Distribution Date), and

                        (10) the aggregate Scheduled Principal Balance of the
                             Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 3.875% and
                             (ii) on each Distribution

                             Date on and after the Distribution Date in April 2013, 3.100%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class I-X Certificates: The Class I-X-1 Certificates and the Class I-X-2 Certificates.

         Class I-XP Certificates: The Class I-XP-1 and the Class I-XP-2 Certificates.

         Class II-A Certificates: The Class II-A-1, Class II-A-2, Class II-A-3A and Class II-A-3B Certificates.

         Class II-A Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the excess, if any, of:

         1. the aggregate Certificate Principal Balance of the Class II-A Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 25.750% and (ii) on each Distribution Date on and after the Distribution Date in April 2013, 20.600%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class II-B Certificates: The Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

         Class II-B-1 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class II-B-1 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount on such Distribution Date), and

                        (2) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 16.750% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 13.400%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class II-B-2 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class II-B-2 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

                  I. the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class II-B-1 Certificates (after taking into account the payment of the Class II-B-1 Principal Distribution Amount on such Distribution Date), and

                        (3) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 11.875% and
                             (ii) on each Distribution

                             Date on and after the Distribution Date in April 2013, 9.500%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class II-B-3 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class II-B-3 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class II-B-1 Certificates (after taking into account the payment of the Class II-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class II-B-2 Certificates (after taking into account the payment of the Class II-B-2 Principal Distribution Amount on such Distribution Date), and

                        (4) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 10.625% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 8.500%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class II-B-4 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class II-B-4 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class II-B-1 Certificates (after taking into account the payment of the

                             Class II-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class II-B-2 Certificates (after taking into account the payment of the Class II-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class II-B-3 Certificates (after taking into account the payment of the Class II-B-3 Principal Distribution Amount on such Distribution Date), and

                        (5) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 8.250% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 6.600%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class II-B-5 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class II-B-5 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class II-B-1 Certificates (after taking into account the payment of the Class II-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class II-B-2 Certificates (after taking into account the payment of the Class II-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class II-B-3 Certificates (after taking into account the payment of the Class II-B-3 Principal Distribution Amount on such Distribution Date),

                        (5) the Certificate Principal Balance of the Class II-B-4 Certificates (after taking into account the payment of the Class II-B-4 Principal Distribution Amount on such Distribution Date), and

                        (6) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 7.000% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 5.600%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Class II-B-6 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class II-B-6 Certificates immediately prior to such Distribution Date over

         2.   the lesser of

              I.   the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b)  the sum of

                        (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount on such Distribution Date),

                        (2) the Certificate Principal Balance of the Class II-B-1 Certificates (after taking into account the payment of the Class II-B-1 Principal Distribution Amount on such Distribution Date),

                        (3) the Certificate Principal Balance of the Class II-B-2 Certificates (after taking into account the payment of the Class II-B-2 Principal Distribution Amount on such Distribution Date),

                        (4) the Certificate Principal Balance of the Class II-B-3 Certificates (after taking into account the payment of the Class II-B-3 Principal Distribution Amount on such Distribution Date),

                        (5) the Certificate Principal Balance of the Class II-B-4 Certificates (after taking into account the payment of the Class II-B-4 Principal Distribution Amount on such Distribution Date),

                        (6) the Certificate Principal Balance of the Class II-B-5 Certificates (after taking into account the payment of the Class II-B-5 Principal Distribution Amount on such Distribution Date), and

                        (7) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in April 2013, 2.625% and
                             (ii) on each Distribution Date on and after the Distribution Date in April 2013, 2.100%, and

              II.  the excess of

                   (a) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and Principal Prepayments received during the related Prepayment Period), over

                   (b) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Closing Date:  April 30, 2007.

         Code: The Internal Revenue Code of 1986, as amended.

         Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of the original principal balance of the related Mortgage Loan at the date of origination and the principal balance of the related secondary financing, if any, and the denominator of which is the lesser of the selling price of the Mortgaged Property and its Appraised Value.

         Commission: The United States Securities and Exchange Commission.

         Compensating Interest Payment: As defined in Section 6.06.

         Corporate Trust Office: The office of the Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Structured Finance Agency & Trust SAMI 2007-AR3. With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue,

Minneapolis, Minnesota 55479, Attention: Corporate Trust, SAMI II Series 2007-AR3, and with respect to the Securities Administrator, its designated office at which its corporate trust business is administered and which, as of the date hereof, is P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention:
Corporate Trust, SAMI II Series 2007-AR3, telecopier number (410) 715-2380.

         Countrywide Servicing: Countrywide Home Loans Servicing LP and its successor in interest.

         Countrywide Servicing Agreement: The Servicing Agreement related to Countrywide Servicing.

         Coupon Strip: With respect to Loan Group I and any Distribution Date occurring in or after May 2017, in which an amount is payable to the Final Maturity Reserve Account pursuant to Section 4.06, an amount, if any, equal to the lesser of (a) the product of (i) one-twelfth of 1.00% and (ii) the Scheduled Principal Balance of the Mortgage Loans in Loan Group I with original terms to maturity in excess of 30 years at the beginning of the related Due Period, and
(b) the amount, if any, which when added to amounts on deposit on the Final Maturity Reserve Account in the aggregate on such Distribution Date would equal the Final Maturity Reserve Account Target.

         Credit Enhancement Percentage: As to each Distribution Date and a Loan Group, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate of the Certificate Principal Balance of the Subordinate Certificates related to such Loan Group and (ii) the related Overcollateralization Amount, in each case prior to the distribution of the related Principal Distribution Amounts on such Distribution Date, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Due Period.

         Cumulative Loss Test: Either Group I Cumulative Loss Test or Group II Cumulative Loss Test, as applicable.

         Current Interest: As of any Distribution Date, with respect to each Class of Certificates (other than the Class B-IO and Class R Certificates), (i) the interest accrued on the Certificate Principal Balance or Notional Amount of such Class during the related Interest Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that has been recovered as a voidable preference by a trustee in bankruptcy minus (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest Payments, to the extent allocated to such Class of Certificates, (b) any shortfalls resulting from the application of the Relief Act during the related Due Period, to the extent allocated to such Class of Certificates, and
(c) any shortfalls resulting from Net Deferred Interest on the related Mortgage Loans and the interest portion of any Realized Losses on the related Mortgage Loans during the related Realized Loss Period, in each case to the extent allocated to that Class of Certificates; provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clauses
(ii)(a) and (ii)(b) hereof for any such Distribution Date shall be allocated first to the related Class B-IO Certificates in reduction of amounts otherwise distributable to such Class of Certificates on such Distribution Date and then any excess shall be allocated to each other Class of Certificates in the related Loan Group pro rata based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

         Custodial Agreement: The related Custodial Agreement, dated as of the Closing Date, among the Depositor, EMC, as Sponsor, the Master Servicer, the Trustee and the related Custodian, in substantially the form set forth in Exhibit G hereto.

         Custodian: Either Wells Fargo Bank, National Association, or Treasury Bank, a Division of Countrywide Bank, FSB, or any successor custodian appointed pursuant to the provisions hereof and of the related Custodial Agreement, with respect to the Mortgage Loans set forth on Schedule 1 to the related Custodial Agreement.

         Cut-off Date:  April 1, 2007.

         Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

         Deferred Interest: The amount of accrued interest on the negative amortization Mortgage Loans, the payment of which is deferred and added to the Outstanding Principal Balance of such Mortgage Loans due to negative amortization feature thereof, as reported by the applicable Servicer to the Master Servicer.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then-outstanding indebtedness under such Mortgage Loan secured by such Mortgage Property, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

         Delinquency Test: Either Group I Delinquency Test or Group II Delinquency Test, as applicable.

         Depositor: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successors in interest.

         Depositor Information: As defined in Section 3.18(b).

         Depository: The Depository Trust Company, the nominee of which is Cede & Co., and any successor thereto.

         Depository Agreement: The meaning specified in Subsection 5.01(a) hereof.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

         Determination Date: With respect to any Distribution Date and each Mortgage Loan, the Determination Date as defined in the related Servicing Agreement.

         Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any Person with respect to which income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, (vi) any Person that does not satisfy the requirements of United States Treasury Department Regulation Section 1.860E-1(c) with respect to a transfer of a noneconomic residual interest, as defined therein, or (vii) any other Person so designated by the Trustee and the Certificate Registrar based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause any REMIC contained in the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution Account: The trust account or accounts created and maintained pursuant to Section 4.02, which shall be denominated "Wells Fargo Bank, National Association, as Paying Agent, for the benefit of the registered holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 - Distribution Account," and which shall be an Eligible Account.

         Distribution Account Deposit Date: The Business Day prior to each Distribution Date.

         Distribution Date: The 25th day of any month, beginning in May 2007, or, if such 25th day is not a Business Day, the Business Day immediately following.

         Distribution Report on Form 10-D: The Asset-Backed Issuer Distribution Report pursuant to Section 13 or 15(d) of the Exchange Act.

         DTC Custodian: The Securities Administrator, and its successors in interest as custodian for the Depository.

         Due Date: With respect to each Mortgage Loan, the date in each month on which its Monthly Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement. For purposes of calculating the Net Rates of the Mortgage Loans for the first Distribution Date, the second preceding Due Date with respect to the first Distribution Date will be the Cut-off Date.

         Due Period: With respect to any Distribution Date and each Mortgage Loan, the period commencing on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending at the close of business on the first day of the month in which such Distribution Date occurs.

         Eligible Account: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by S&P and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)(B)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral, or the Distribution Date (if such Permitted Investment is an obligation of the institution that maintains the Distribution Account)) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the respective Rating Agencies). Eligible Accounts may bear interest.

         EMC:  EMC Mortgage Corporation and its successor in interest.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Restricted Certificate: Any Certificate (for avoidance of doubt, other than a Grantor Trust Certificate), which is not rated, at the time of purchase, "AA-" (or its equivalent) or higher, by S&P, Fitch or Moody's Investors Service, Inc.

         Event of Default: An event of default described in Section 8.01.

         Excess Spread: With respect to any Distribution Date and Loan Group, the excess, if any, of (i) the related Interest Funds for such Distribution Date over (ii) the sum of (i) in the case of Loan Group I, the Coupon Strip, if applicable, (ii) the Current Interest on the related Certificates, and (iii) Interest Carry Forward Amounts on the related Senior Certificates, in each case for such Distribution Date.

         Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which the sum of any Liquidation Proceeds with respect to a Liquidated Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan exceeds the sum of (i) the Scheduled Principal Balance of such Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to the related Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred plus (iii) related Liquidation Expenses.

         Exchange Act:  Securities Exchange Act of 1934, as amended.

         Extra Principal Distribution Amount: With respect to any Distribution Date and Loan Group, the lesser of (a) the excess, if any, of the related Overcollateralization Target Amount for such Distribution Date over the related Overcollateralization Amount for such Distribution Date and (b) the related Excess Spread for such Distribution Date.

         Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

         FDIC: Federal Deposit Insurance Corporation or any successor thereto.

         Final Certification: The certification substantially in the form of Exhibit Three to the Custodial Agreement.

         Final Maturity Reserve Account: The separate trust account established and maintained by the Securities Administrator pursuant to Section 4.06 hereof.

         Final Maturity Reserve Account Target: With respect to Loan Group I, on any Distribution Date occurring in or after May 2017, an amount equal to the lesser of (a) the product of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I with original terms to maturity in excess of 30 years as of the related Due Date, and (ii) a fraction, the numerator of which is 1.00 and the denominator of which is 0.85, and (b) $24,115,625.

         Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

         Form 8-K Disclosure Information: As defined in Section 3.18(a)(iii).

         Fractional Undivided Interest: With respect to any Class of Certificates (other than the Interest-Only Certificates, Class B-IO Certificates and Residual Certificates), the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the Certificate Principal Balance of such Class. With respect to the Interest-Only Certificates, Class B-IO Certificates and Residual Certificates, the percentage interest stated thereon. With respect to the

Certificates in the aggregate, the fractional undivided interest evidenced by (i) the Residual Certificates will be deemed to equal 1.00% multiplied by the percentage interest of such Residual Certificate, (ii) the Class B-IO Certificates will be deemed to equal 1.00%, (iii) the Interest-Only Certificates will be deemed to equal 1.00% and (iv) a Certificate of any other Class will be deemed to equal 97.00% multiplied by a fraction, the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates.

         Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

         Global Certificate: Any Private Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

         Grantor Trust: The corpus of the trust created under the Grantor Trust Agreement.

         Grantor Trust Agreement: The Grantor Trust Agreement, dated as of April 30, 2007, among the Depositor, the Grantor Trustee, the Paying Agent, Securities Administrator and Certificate Registrar.

         Grantor Trust Certificates: The Grantor Trust Class I-A-4B Certificates and the Grantor Trust Class II-A-3B Certificates, each issued by the Grantor Trust on the Closing Date, pursuant to the Grantor Trust Agreement.

         Grantor Trustee: Citibank, N.A., and its successor in interest, or any successor grantor trustee.

         Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap) the Mortgage Interest Rate from such Interest Adjustment Date until the next Interest Adjustment Date.

         Group I Adjustable Rate Certificates: The Class I-A Certificates and the Class I-B Certificates.

         Group I Certificates: The Group I Offered Certificates and the Group I Non-Offered Certificates.

         Group I Cumulative Loss Test: The Group I Cumulative Loss Test is violated with respect to any Distribution Date on or after the related Stepdown Date if: as of the last day of the related Realized Loss Period, the related Realized Losses (reduced by the amount of Subsequent Recoveries) since the Closing Date, as a percentage of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the Cut-off Date and (ii) amounts on deposit in the Group I Pre-Funding Account as of the Closing Date, exceed for Distribution Dates occurring in:

         Distribution Date                           Loss Percentage
         -----------------                           ---------------
         May 2010 through April 2011                       0.45%
         May 2011 through April 2012                       0.85%
         May 2012 through April 2013                       1.20%
         May 2013 through April 2014                       1.65%
         May 2014 and thereafter                           1.80%

         Group I Delinquency Test: The Group I Delinquency Test is violated with respect to any Distribution Date on or after the related Stepdown Date if: the three-month rolling average of the sum of the Scheduled Principal Balances of the Mortgage Loans in Loan Group I that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties as a percentage of the Scheduled Principal Balances of all of the Mortgage Loans in Loan Group I as of the last day of the related Due Period, exceeds (i) on each Distribution Date prior to the Distribution Date in May 2013, 25.50% of the related Credit Enhancement Percentage and (ii) on each Distribution Date on and after the Distribution Date in May 2013, 31.75% of the related Credit Enhancement Percentage.

         Group I Interest Coverage Account: The account or sub-account established and maintained pursuant to Section 4.11(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group I Interest Coverage Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Group I Interest Coverage Account on the Closing Date pursuant to Section 4.11, which amount is $1,746,875.

         Group I Non-Offered Certificates: The Class I-A-4B Certificates, the Class I-B-IO Certificates and Class I-XP Certificates.

         Group I Offered Certificates: The Class I-A Certificates (other than the Class I-A-4B Certificates), the Grantor Trust Class I-A-4B Certificates, the Class I-X Certificates and the Class I-B Certificates.

         Group I Pre-Funding Account: The account or sub-account established and maintained pursuant to Section 4.09(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group I Pre-Funded Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Group I Pre-Funding Account on the Closing Date, which amount is $185,555,855.

         Group I Pre-Funding Period: The period from the Closing Date until the earliest of (i) the date on which the amounts on deposit in the Group I Pre-Funding Account (exclusive of investment income) is reduced to zero or (ii) July 15, 2007.

         Group I Pre-Funding Reserve Account: The account or sub-account established and maintained pursuant to Section 4.09(d) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group I Senior Certificates: The Class I-A Certificates and the Class I-X Certificates.

         Group I Stepdown Date: The earlier to occur of

         1. the Distribution Date on which the aggregate Certificate Principal Balance of the Class I-A Certificates has been reduced to zero and

         2.       the later to occur of

                   (a)  the Distribution Date occurring in May 2010 and

                   (b) the first Distribution Date on which the related Credit Enhancement Percentage for such Distribution Date is greater than or equal to (i) on each Distribution Date prior to the Distribution Date in April 2013, 27.375% and (ii) on each Distribution Date on and after the Distribution Date in April 2013, 21.900%.

         Group I Subordinate Certificates: The Class I-B Certificates.

         Group II Adjustable Rate Certificates: The Class II-A Certificates and the Class II-B Certificates.

         Group II Certificates: The Group II Offered Certificates and the Group II Non-Offered Certificates.

         Group II Cumulative Loss Test: The Group II Cumulative Loss Test is violated with respect to any Distribution Date on or after the related Stepdown Date if: as of the last day of the related Realized Loss Period, the related Realized Losses (reduced by the amount of Subsequent Recoveries) since the Closing Date, as a percentage of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the Cut-off Date and (ii) amounts on deposit in the Group II Pre-Funding Account as of the Closing Date, exceed for Distribution Dates occurring in:

         Distribution Date                       Loss Percentage
         -----------------                       ---------------
         May 2010 through April 2011                  0.40%
         May 2011 through April 2012                  0.70%
         May 2012 through April 2013                  0.95%
         May 2013 through April 2014                  1.35%

         May 2014 and thereafter                      1.45%

         Group II Delinquency Test: The Group II Delinquency Test is violated with respect to any Distribution Date on or after the related Stepdown Date if: the three-month rolling average of the sum of the Scheduled Principal Balances of the Mortgage Loans in Loan Group II that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties as a percentage of the Scheduled Principal Balances of all of the Mortgage Loans in Loan Group II as of the last day of the related Due Period, exceeds (i) on each Distribution Date prior to the Distribution Date in May 2013, 27.15% of the related Credit Enhancement Percentage and (ii) on each Distribution Date on and after the Distribution Date in May 2013, 33.75% of the related Credit Enhancement Percentage.

         Group II Interest Coverage Account: The account or sub-account established and maintained pursuant to Section 4.12(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group II Interest Coverage Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Group II Interest Coverage Account on the Closing Date pursuant to Section 4.12, which amount is $1,781,292.

         Group II Non-Offered Certificates: The Class II-A-3B Certificates, the Class II-B-6 Certificates, the Class II-B-IO Certificates and the Class II-XP Certificates.

         Group II Offered Certificates: The Class II-A Certificates (other than the Class II-A-3B Certificates), the Grantor Trust Class II-A-3B Certificates and the Class II-B Certificates (other than the Class II-B-6 Certificates).

         Group II Pre-Funding Account: The account or sub-account established and maintained pursuant to Section 4.10(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group II Pre-Funded Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Group II Pre-Funding Account on the Closing Date, which amount is $187,758,183.

         Group II Pre-Funding Period: The period from the Closing Date until the earliest of (i) the date on which the amounts on deposit in the Group II Pre-Funding Account (exclusive of investment income) is reduced to zero or (ii) July 15, 2007.

         Group II Pre-Funding Reserve Account: The account or sub-account established and maintained pursuant to Section 4.10(d) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group II Senior Certificates:  The Class II-A Certificates.

         Group II Stepdown Date: The earlier to occur of

         1. the Distribution Date on which the aggregate Certificate Principal Balance of the Class II-A Certificates has been reduced to zero and

         2.   the later to occur of

                   (a) the Distribution Date occurring in May 2010 and

                   (b) the first Distribution Date on which the related Credit
              Enhancement Percentage for such Distribution Date is greater than or equal to (i) on each Distribution Date prior to the Distribution Date in April 2013, 25.750% and (ii) on each Distribution Date on and after the Distribution Date in April 2013, 20.600%.

         Group II Subordinate Certificates:  The Class II-B Certificates.

         Hard Prepayment Charges: Certain Prepayment Charges payable in connection with a Prepayment Charge Loan for which the mortgagor is responsible regardless of the reason for prepayment, as compared with "soft" Prepayment Charges, meaning that the mortgagor is responsible for such prepayment charge unless the mortgagor has conveyed the related mortgaged property to a third party.

         Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons: The Trustee, the Master Servicer, each Custodian and the Securities Administrator and their respective officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

         Index: The index, if any, specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

         Individual Certificate: Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

         Initial Certification: The certification substantially in the form of Exhibit One to the Custodial Agreement.

         Initial Mortgage Loan: A mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule attached hereto as Exhibit B, including a mortgage loan the property securing which has become an REO Property.

         Institutional Accredited Investor: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

         Insurance Proceeds: Amounts paid by the insurer under any Primary Mortgage Insurance Policy or Insurance Policy covering any Mortgage Loan or Mortgaged Property, other than amounts required to be paid over to the related Mortgagor pursuant to law or the related Mortgage Note or Security Instrument, and other than amounts used to repair or restore the related Mortgaged Property or to reimburse insured expenses, including the related Servicer's costs and expenses incurred in connection with presenting claims under the related Insurance Policies.

         Interest Accrual Period: The interest accrual period for each Class of Adjustable Rate Certificates and any Distribution Date will be the period from and including the preceding Distribution Date (or from the Closing Date, in the case of the first Distribution Date) to and including the day prior to the current Distribution Date. The interest accrual period for the Interest-Only Certificates and any Distribution Date will be the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

         Interest Adjustment Date: With respect to a Mortgage Loan, the date, if any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

         Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates, the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over
(b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Interest Accrual Period including the Interest Accrual Period relating to such Distribution Date.

         Interest Coverage Account: The Group I Interest Coverage Account and Group II Interest Coverage Account.

         Interest Coverage Amount: The Group I Interest Coverage Amount and Group II Interest Coverage Amount.

         Interest Determination Date: With respect to each Class of Adjustable Rate Certificates and any Distribution Date, the second LIBOR Business Day preceding the commencement of each related Interest Accrual Period.

         Interest Funds: With respect to any Distribution Date and Loan Group, the sum, without duplication, of all amounts in respect of interest set forth in the definition of related Available Funds, collected during the related Due Period, plus the aggregate amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in related Available Funds for such Distribution Date that are applied as related Interest Funds in connection with any related Deferred Interest in accordance with the definition of Net Deferred Interest minus all related amounts required to be reimbursed pursuant to Sections 4.01 and 4.03 or as otherwise set forth in this Agreement and subtracted from collections relating to interest.

         Interest-Only Certificates:  The Class I-X Certificates.

         Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                   (a) Partial Principal Prepayments received during the
              relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

                   (b)Principal Prepayments in full received during the relevant
              Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

                   (c)Relief Act Mortgage Loans: As to any Relief Act Mortgage
              Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act or similar state law.

         Interim Certification: The certification substantially in the form of Exhibit Two to the Custodial Agreement.

         Investment Letter: The letter to be furnished by each Institutional Accredited Investor which purchases any of the Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

         Lender-Paid PMI Rate: With respect to any Mortgage Loan covered by a lender-paid Primary Mortgage Insurance Policy, the premium to be paid by the related Servicer out of interest collections on the related Mortgage Loan and remitted to the Master Servicer by the related Servicer, as stated in the Mortgage Loan Schedule.

         LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR Business Day: A day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

         Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the related Servicer has certified (in accordance with Section 3.07) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

         Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the related Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

         Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the related Servicer or the Master Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgaged Property, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with the liquidation of a Mortgage Loan.

         Liquidation Period: With respect to a Distribution Date and Servicer, the monthly or other related period preceding such Distribution Date described in the related Servicing Agreement pursuant to which any Liquidation Proceeds are collected and remitted on the related Servicer Remittance Date.

         Liquidation Proceeds: Amounts received by the related Servicer in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise and Subsequent Recoveries.

         Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at origination and the denominator of which is the Original Value of the related Mortgaged Property.

         Loan Group:  Any of Loan Group I or Loan Group II.

         Loan Group I: The pool of Mortgage Loans identified in the Mortgage Loan Schedule as composing Loan Group I.

         Loan Group II: The pool of Mortgage Loans identified in the Mortgage Loan Schedule as composing Loan Group II.

         Lost Notes: The original Mortgage Notes that have been lost, as indicated on the Mortgage Loan Schedule.

         Margin: With respect to any Class of Adjustable Rate Certificates and Distribution Date, the related per annum rate as set forth in the column immediately to the right of the Class designation, provided that, after the first possible Optional Termination Date, the related Margin for the Adjustable Rate Certificates will be the related per annum rate set forth in the far right-hand column in the following table:

                                Per Annum Margins

              Class                              (1)           (2)
              I-A-1                            0.100%         0.200%
              I-A-2                            0.170%         0.340%
              I-A-3                            0.210%         0.420%
              I-A-4A                           0.250%         0.500%
              I-A-4B                           0.240%         0.480%
              I-A-5                            0.300%         0.600%
              I-B-1                            0.420%         0.630%
              I-B-2                            0.450%         0.675%
              I-B-3                            0.550%         0.825%
              I-B-4                            0.900%         1.350%
              I-B-5                            1.000%         1.500%
              I-B-6                            1.200%         1.800%
              I-B-7                            2.000%         3.000%
              I-B-8                            2.100%         3.150%
              I-B-9                            2.100%         3.150%
              II-A-1                           0.190%         0.380%
              II-A-2                           0.230%         0.460%
              II-A-3A                          0.280%         0.560%
              II-A-3B                          0.280%         0.560%
              II-B-1                           0.450%         0.675%
              II-B-2                           1.000%         1.500%
              II-B-3                           1.750%         2.625%
              II-B-4                           2.150%         3.225%
              II-B-5                           2.150%         3.225%
              II-B-6                           2.150%         3.225%

         ______________


         (1) For the accrual period related to any Distribution Date occurring on or prior to the first possible Optional Termination Date.

         (2) For the accrual period related to any Distribution Date occurring after the first possible Optional Termination Date.

         Master Servicer: As of the Closing Date, Wells Fargo Bank, National Association and, thereafter, its respective successors in interest that meet the qualifications of a successor Master Servicer as set forth in this Agreement.

         Master Servicer Information:   As defined in Section 3.18(b).

         Master Servicing Compensation:  The meaning specified in Section 3.14.

         Maximum Lifetime Mortgage Rate: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

         MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         Minimum Lifetime Mortgage Rate: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the minimum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the related originator of such Mortgage Loan and its successors and assigns, at the origination thereof, or as nominee for any subsequent assignee of the related originator pursuant to an assignment of mortgage to MERS.

         Monthly Advance: The aggregate of all payments of principal and interest, net of the applicable Servicing Fee, that were due during the related Due Period on the Mortgage Loans serviced by the related Servicer, that were delinquent on the related Determination Date and with respect to which and to the extent that the related Servicer or the Master Servicer is required to remit a payment pursuant to the related Servicing Agreement or pursuant to Section
6.05 hereof, respectively.

         Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note, or in the case of any REO Property, would otherwise have been payable under the related Mortgage Note.

         Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 6.04.

         Moody's: Moody's Investors Service, Inc. and its successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first priority lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Loan.

         Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be.

         Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is initially equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

         Mortgage Loan: An Initial Mortgage Loan or a Subsequent Mortgage Loan, as the case may be. Any Mortgage Loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by the Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of a representation or warranty with respect thereto, shall continue to be a Mortgage Loan hereunder until the Repurchase Price with respect thereto has been paid to the Trust Fund.

         Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of April 30, 2007, between EMC, as seller, and Structured Asset Mortgage Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, attached hereto as Exhibit J.

         Mortgage Loan Schedule: The schedule attached hereto as Exhibit B with respect to the Initial Mortgage Loans, together with the schedule attached to the related Subsequent Transfer Instrument with respect to the related Subsequent Mortgage Loans, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans or the addition of Subsequent Mortgage Loans pursuant to this Agreement, the Mortgage Loan Purchase Agreement or a Subsequent Mortgage Loan Purchase Agreement, as the case may be.

         Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Deferred Interest: With respect to the Mortgage Loans in a Loan Group, on any Distribution Date, the amount of Deferred Interest on the related Mortgage Loans during the related Due Period net of Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in the related Available Funds for such Distribution Date and available to be distributed on the related Certificates on that Distribution Date.

         With respect to any Class of Offered Certificates (other than the Interest-Only Certificates and the Grantor Trust Certificates) and the Class I-A-4B, Class II-A-3B and Class II-B-6 Certificates as of any Distribution Date, an amount equal to the product of (1) the excess, if any, of (a) the Pass-Through Rate for such Class, over (b) the Adjusted Rate Cap for such Class for such Distribution Date, (2) the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, and (3) the actual number of days in such Interest Accrual Period divided by 360.

         With respect to the Interest-Only Certificates as of any Distribution Date, the difference, if any, between (1) the amount of Net Deferred Interest on the Mortgage Loans in Loan Group I during the related Due Period, and (2) the portion of Net Deferred Interest allocated to the Group

I Certificates (other than the Interest-Only Certificates) in accordance with the immediately preceding paragraph on such Distribution Date.

         Net Interest Shortfall: With respect to any Distribution Date and Loan Group, related Prepayment Interest Shortfalls, if any, for such Distribution Date net of related Compensating Interest Payments made with respect to such Distribution Date.

         Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the related Servicer in accordance with the applicable Servicing Agreement or this Agreement, (ii) unreimbursed advances by the related Servicer and Monthly Advances made with respect to such Mortgage Loan and the related Mortgaged Property, and (iii) any other amounts payable to the related Servicer with respect to such Liquidated Mortgage Loan under the related Servicing Agreement.

         Net Monthly Excess Cashflow: With respect to any Distribution Date and Loan Group, the sum of (i) the related Remaining Excess Spread for such Distribution Date and (ii) the related Overcollateralization Release Amount for such Distribution Date.

         Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate (to the extent applicable, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) less the related Servicing Fee Rate and the Lender-Paid PMI Rate, if any, attributable thereto, in each case expressed as a per annum rate.

         Net Rate Cap:  With respect to any Distribution Date and,

              (1) each Class of Group I Adjustable Rate Certificates, the per annum rate equal to (i) the weighted average of the Net Rates of the Mortgage Loans in Loan Group I, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis minus (ii) the sum of (a) the interest payable to the Class I-X Certificates on such Distribution Date, and (b) the Coupon Strip, if any, payable to the Final Maturity Reserve Account on such Distribution Date, in each case expressed as a per annum rate; and

               (2) each Class of Group II Adjustable Rate Certificates, the per annum rate equal to the weighted average of the Net Rates of the Mortgage Loans in Loan Group II, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

         NIM Issuer: Any entity established as the issuer of any NIM Securities.

         NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class B-IO Certificates, the Class XP Certificates and the Residual Certificates.

         NIM Trustee:  The trustee for any NIM Securities.

         Non-Offered Certificates: The Group I Non-Offered Certificates, the Group II Non-Offered Certificates and the Residual Certificates.

         Nonrecoverable Advance: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Master Servicer, the Trustee (as successor Master

Servicer) or any Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Trustee or the applicable Servicer, as the case may be, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee (as successor Master Servicer) or the applicable Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made or is proposed to be made.

         Notional Amount: In the case of (i) the Class I-X-1 Certificates immediately prior to any Distribution Date, the aggregate Outstanding Principal Balance of the Mortgage Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months from origination, and (ii) the Class I-X-2 Certificates immediately prior to any Distribution Date, is equal to the aggregate Outstanding Principal Balance of the Mortgage Loans in Loan Group I having Hard Prepayment Charges for a term of 3 years or 30 months from origination.

         Offered Certificates: The Group I Offered Certificates and the Group II Offered Certificates.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer or the Depositor, as applicable, and delivered to the Trustee, as required by this Agreement.

         One-Month LIBOR: A per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and most recently available as of the time specified in the related Mortgage Note.

         Opinion of Counsel: A written opinion of counsel who is or are acceptable to each addressee of such opinion and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for EMC, the Master Servicer or the Depositor.

         Optional Termination Date: With respect to any Distribution Date and Loan Group on or after which the Scheduled Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans in the related Loan Group is less than or equal to 10% of the sum of (i) the Scheduled Principal Balance of such Mortgage Loans as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

         Original Value: The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except if either clause (i) or clause (ii) is unavailable, then the other may be used to determine the Original Value, or if both clauses (i) and (ii) are unavailable, then Original Value may be determined from other sources reasonably acceptable to the Depositor.

         Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

         Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Liquidation Proceeds with respect thereto to the extent applied to principal.

         Overcollateralization Amount: With respect to any Distribution Date and Loan Group, the excess, if any, of (a) the sum of (i) the aggregate Scheduled Principal Balance of the related Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) and (ii) the amounts on deposit in the related Pre-Funding Account over
(b) the aggregate Certificate Principal Balance of the related Certificates (after taking into account the payment of principal, other than any Extra Principal Distribution Amount on such Certificates).

         Overcollateralization Release Amount: With respect to any Distribution Date and Loan Group, the lesser of (x) related Principal Funds for such Distribution Date and (y) the excess, if any, of (i) the related Overcollateralization Amount for such Distribution Date (assuming that 100% of such principal collections is applied as a principal payment on such Distribution Date) over (ii) the related Overcollateralization Target Amount for such Distribution Date (with the amount pursuant to clause (y) deemed to be $0 if the related Overcollateralization Amount is less than or equal to the related Overcollateralization Target Amount on that Distribution Date).

         Overcollateralization Target Amount: With respect to any Distribution Date and Loan Group:

         (a) prior to the related Stepdown Date, 1.550%, in the case of Loan Group I, and 1.050%, in the case of Loan Group II, of the sum of
              (i) the aggregate Scheduled Principal Balance of the related Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date,

         (b) on or after the related Stepdown Date and if a Trigger Event with respect to such Loan Group is not in effect, the greater of

              (x) (i) prior to the Distribution Date in April 2013, 3.875%, in the case of Loan Group I, and 2.625%, in the case of Loan Group II, of the aggregate Scheduled Principal Balance of the related Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for related Realized Losses incurred during the related Realized Loss Period) and (ii) on or after the Distribution Date in April 2013, 3.100%, in the case of Loan Group I, and 2.100%, in the case of Loan Group II, of the aggregate Scheduled Principal Balance of the related Mortgage Loans as of the last day of the related

                   Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for related Realized Losses incurred during the related Realized Loss Period), and

              (y) 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the related Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date and

         (c) on or after the related Stepdown Date and if a Trigger Event with respect to such Loan Group is in effect, the related Overcollateralization Target Amount for the immediately preceding Distribution Date.

The Overcollateralization Target Amount with respect to each Loan Group shall be fully funded on the Closing Date.

         Pass-Through Rate: As to each Class of Certificates (other than the Residual Certificates) and the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests and the REMIC IV Regular Interests, the rate of interest determined as provided with respect thereto, in Section 5.01(c). The Residual Certificates do not have a Pass-Through Rate and shall not bear interest.

         Paying Agent: The Securities Administrator or any successor paying agent appointed hereunder.

         Periodic Rate Cap: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

         Permitted Investments: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders:

              (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

              (ii) (a) demand or time deposits, federal funds or bankers' acceptances (which shall each have a maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee or the Master Servicer or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

              (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor; provided that such repurchase obligations shall have a remaining maturity of not more than 365 days;

              (iv) securities bearing interest or sold at a discount issued by any corporation (including the Trustee or the Master Servicer or its Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust;

              (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment; provided, that such commercial paper shall have a remaining maturity of not more than 365 days;

              (vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

              (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

              (viii) interests in any money market fund (including any such fund managed or advised by the Trustee or the Master Servicer or any Affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency rating such funds or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par; provided, further, that, if rated, any such obligation or security shall not have an "r" highlighter affixed to its rating.

         Permitted Transferee: Any Person other than a Disqualified Organization or an "electing large partnership" (as defined by Section 775 of the Code).

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Physical Certificates: Any certificate issued in certificated form, fully registered in the name of the Holder thereof, other than the Depository or its nominee. Initially, the Physical Certificates shall be the Private Certificates.

         Pre-Funding Account: The Group I Pre-Funding Account and the Group II Pre-Funding Account.

         Pre-Funding Period: The Group I Pre-Funding Period and the Group II Pre-Funding Period.

         Pre-Funding Reserve Account: The Group I Pre-Funding Reserve Account and the Group II Pre-Funding Reserve Account.

         Pre-Funded Amount: The Group I Pre-Funded Amount and the Group II Pre-Funded Amount.

         Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms of the related Mortgage Note, as indicated on the Mortgage Loan Schedule.

         Prepayment Charge Loan: Any Mortgage Loan in a Loan Group for which a Prepayment Charge may be assessed and to which such Prepayment Charge the related Class XP Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Prepayment Interest Shortfalls: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Prepayment Period, the amount, if any, by which (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment or, in the case of a partial Principal Prepayment, on the amount of such prepayment, exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment less the sum of (a) any Prepayment Charges relating to such Mortgage Loan (other than with respect to Prepayment Charge Loans) and (b) the Servicing Fee.

         Prepayment Period: As to any Distribution Date and Servicer, the prepayment period specified in the related Servicing Agreement.

         Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, if any, or any replacement policy therefor.

         Principal Distribution Amount: With respect to any Distribution Date and Loan Group, an amount equal to:

         1.   related Principal Funds for such Distribution Date, plus

         2. any related Extra Principal Distribution Amount for such Distribution Date,

         minus

         1. any related Overcollateralization Release Amount for such Distribution Date, plus

         2. the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments included in the related Available Funds for such Distribution Date that are applied as related Interest Funds in connection with any related Deferred Interest in accordance with the definition of Net Deferred Interest and

         3. any amount reimbursable to the Servicers, the Master Servicer, the Securities Administrator, the Custodians and the Trustee, to the extent not reimbursed from related Interest Funds for such Distribution Date.

         Principal Funds: With respect to any Distribution Date and Loan Group, the greater of zero and the sum, without duplication, of all amounts in respect of principal set forth in the definition of related Available Funds collected during the related Due Period, minus (i) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in the related Available Funds for such Distribution Date that are applied as related Interest Funds in connection with any related Deferred Interest in accordance with the definition of Net Deferred Interest and (ii) all amounts required to be reimbursed pursuant to Sections 4.01 and 4.03 or as otherwise set forth in this Agreement, to the extent not reimbursed from related Interest Funds for such Distribution Date.

         Principal Prepayment: Any payment (whether partial or full) or other recovery of (or proceeds with respect to) principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

         Private Certificates:  The Non-Offered Certificates.

         Prospectus: The Prospectus, dated March 20, 2007, relating to the offering of the Offered Certificates.

         Prospectus Supplement: The Prospectus Supplement, dated April 27, 2007, as may be supplemented from time to time, relating to the offering of the Offered Certificates.

         Protected Account: An account or accounts established and maintained for the benefit of Certificateholders by the related Servicer with respect to the related Mortgage Loans and with respect to REO Property serviced by the related Servicer pursuant to the related Servicing Agreement, and which is an Eligible Account.

         QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

         Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as its claims-paying ability is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         Rating Agencies: Each of S&P and Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         Realized Loss: With respect to (i) a Mortgage Loan, a Bankruptcy Loss, and (ii) a Liquidated Mortgage Loan, an amount (not less than zero nor greater than the Scheduled Principal Balance of such Mortgage Loan) equal to (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan and the related Mortgaged Property that are allocated to principal. In addition, to the extent the Paying Agent receives from the related Servicer Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class or Classes of applicable Certificates on any Distribution Date. As to any Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, then "Realized Loss" is the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

         Realized Loss Period: With respect to a Distribution Date, the monthly or other related period preceding such Distribution Date described in the related Servicing Agreement pursuant to which any Realized Losses are determined with respect to such Distribution Date.

         Record Date: For each Class of Adjustable Rate Certificates and each Distribution Date, the close of business on the Business Day immediately preceding the applicable Distribution Date so long as such Certificates remain in book-entry form; and otherwise the record date shall be the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. For the each Class of Certificates (other than the Adjustable Rate Certificates) and each Distribution Date, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Reinvestment Agreements: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

         Relief Act: The Servicemembers' Civil Relief Act, as amended, or any similar state or local law.
         Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act or similar state laws.

         Remaining Excess Spread: With respect to any Distribution Date and Loan Group, the excess of the related Excess Spread over the related Extra Principal Distribution Amount.

         REMIC: A real estate mortgage investment conduit, as defined in Sections 860A through 860G of the Code.

         REMIC I: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) all of the Depositor's right, title and interest in and to the Mortgage Loans, the related Mortgage Notes, Mortgages and other related documents, including all interest and principal due after the Cut-off Date with respect to the Initial Mortgage Loans and after the related Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, but excluding any payments of principal or interest due on or prior to the Cut-off Date with respect to the Initial Mortgage Loans and the related Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, (ii) such assets relating to the Mortgage Loans as from time to time may be held in the Protected Accounts, (iii) any REO Property relating to the Mortgage Loans, and any revenues received thereon, (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement and each Subsequent Mortgage Loan Purchase Agreement, (v) the rights with respect to the related Servicing Agreements, to the extent assigned to the Trustee, (vi) the rights of the Depositor with respect to the Cap Contract and the Assignment Agreement, (vii) such funds or assets relating to the Mortgage Loans as from time to time are credited in the Distribution Account (or are required by the terms of this Agreement to be credited to the Distribution

Account) and belonging to the Trust Fund (exclusive of the Basis Risk Reserve Fund, the Supplemental Fund, the Class XP Reserve Account, the Pre-Funding Accounts, the Interest Coverage Accounts and the Reserve Fund), (viii) the rights of the Trustee under all insurance policies required to be maintained pursuant to this Agreement, and any amounts paid or payable by the related insurer under any such insurance policy (to the extent the related mortgagee has a claim thereto), and (ix) any proceeds of the foregoing.

         REMIC I Interests: The REMIC I Regular Interests and the Class R-I Certificates.

         REMIC I Regular Interests: The REMIC I Regular Interests, with such terms as described in Section 5.01(c).

         REMIC II: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC I Regular Interests.

         REMIC II Interests: The REMIC II Regular Interests and the Class R-II Certificates.

         REMIC II Regular Interests: The REMIC II Regular Interests, with such terms as described in Section 5.01(c).

         REMIC III: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC II Regular Interests.

         REMIC III Interests: The REMIC III Regular Interests and the Class R-III Certificates.

         REMIC III Regular Interests: The REMIC III Regular Interests, with such terms as described in Section 5.01(c).

         REMIC IV: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC III Regular Interests.

         REMIC IV Interests: The REMIC IV Regular Interests and the Class R-IV Certificates.

         REMIC IV Regular Interests: The REMIC IV Regular Interests, with such terms as described in Section 5.01(c).

         REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause REMIC I or REMIC II to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any REMIC or (iii) constitute a taxable contribution to any REMIC after the Startup Day.

         REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.


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


         REO Property: A Mortgaged Property acquired in the name of the Trustee, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable Event:  As defined in Section 3.18(a)(ii).

         Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required or permitted to be repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement, the related Subsequent Mortgage Loan Purchase Agreement or Article II or Section 3.21 of this Agreement, an amount equal to the sum of (i) (A) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of the acquisition), plus (B) accrued but unpaid interest on the Outstanding Principal Balance of such Mortgage Loan at the related Mortgage Interest Rate from the date through which interest was last paid on such Mortgage Loan by the related Mortgagor or advanced with respect to such Mortgage Loan to the first day of the month in which such amount is to be distributed, through and including the last day of the month of repurchase, and reduced by (C) any portion of the Servicing Fee and Monthly Advances relating to such Mortgage Loan and advances payable to the purchaser of such Mortgage Loan, and (ii) any costs and damages incurred by the Trust and the Trustee in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws.

         Repurchase Proceeds: The Repurchase Price in connection with any repurchase of a Mortgage Loan by the Sponsor and any cash deposit in connection with the substitution of a Mortgage Loan.

         Request for Release: A request for release in the form attached hereto as Exhibit D.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Servicing Agreement with respect to such Mortgage Loan.

         Reserve Fund: The separate trust account created and maintained by the Securities Administrator pursuant to Section 4.05 hereof.

         Residual Certificates: Any of the Class R Certificates and the Class R-X Certificates.

         Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and any other officer of the Trustee to whom a matter arising hereunder may be referred.

         Rule 144A: Rule 144A promulgated under the Securities Act.

         Rule 144A Certificate: The certificate to be furnished by each purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretation thereof by the Commission's staff).

         Sarbanes-Oxley Certification: As defined in Section 3.18(a)(iii)(D).

         Scheduled Payment: With respect to any Mortgage Loan and any Due Period, the scheduled payment or payments of principal and interest due during such Due Period on such Mortgage Loan which either is payable by a Mortgagor in such Due Period under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

         Scheduled Principal:  The principal portion of any Scheduled Payment.

         Scheduled Principal Balance: With respect to any Mortgage Loan or related REO Property on any Distribution Date, the principal balance thereof as of the Cut-off Date (with respect to the Initial Mortgage Loans) or as of the related Subsequent Cut-off Date (with respect to the Subsequent Mortgage Loans), as the case may be, plus any Net Deferred Interest that is added to the Outstanding Principal Balance of such Mortgage Loan, and minus the sum of (1) the principal portion of the scheduled Monthly Payments due from Mortgagors with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date, irrespective of any delinquency in its payment, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date or, in the case of the Subsequent Mortgage Loans, the related Subsequent Cut-off Date, (other than a Deficient Valuation) or any moratorium or similar waiver or grace period), (2) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Net Liquidation Proceeds relating to such Mortgage Loan, to the extent applied by the related Servicer as recoveries of principal in accordance with this Agreement or the related Servicing Agreement, that were received by the related Servicer prior to or during the related Liquidation Period and (3) any Realized Loss thereon incurred prior to or during the related Realized Loss Period; provided that the Scheduled Principal Balance of any Liquidated Mortgage Loan is zero.

         Securities Act:  The Securities Act of 1933, as amended.

         Securities Administrator: Wells Fargo Bank, National Association, and its successor in interest, and any successor securities administrator appointed as herein provided.

         Securities Administrator Information:   As defined in Section 3.18(b).

         Securities Legend: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE


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


"SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION."

         Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         Seller: EMC Mortgage Corporation, as seller under the Mortgage Loan Purchase Agreement and each Subsequent Mortgage Loan Purchase Agreement.

         Senior Certificates: The Group I Senior Certificates and the Group II Senior Certificates.

         Servicer Remittance Date: With respect to each Mortgage Loan and the related Servicer, the day of each month set forth in the related Servicing Agreement for remittance of collections on the related Mortgage Loan.

         Servicers: Countrywide Home Loans Servicing LP and EMC Mortgage Corporation.

         Servicing Agreement: The Servicing Agreements set forth on Exhibit H hereto.

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, or those Servicing Criteria otherwise mutually agreed to by EMC, the Master Servicer and the applicable Servicer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit L.


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


         Servicing Fee: As to any Mortgage Loan and a Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs and (ii) the related Servicing Fee Rate, or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the related Servicing Fee Rate on the Scheduled Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

         Servicing Fee Rate: As to any Mortgage Loan, a per annum rate (including, as applicable, any additional servicing fees) as set forth in the Mortgage Loan Schedule.

         Servicing Officer:  As defined in the related Servicing Agreement.

         Significance Estimate: With respect to any Distribution Date and the Cap Contracts and the Swap Agreements, and in accordance with Item 1115 of Regulation AB, the respective amount, determined based on the reasonable good-faith estimate by the Depositor, of the aggregate maximum probable exposure of (i) in the case of each Cap Contract, the outstanding Class I-A-2 Certificates, Class I-A-3 Certificates and each Class of Group II Adjustable Rate Certificates to the related Cap Contract, and (ii) in the case of each Swap Agreement, the outstanding Class of Grantor Trust Certificates to the related Swap Agreement, as applicable.

         Significance Percentage: With respect to any Distribution Date and the Cap Contracts and the Swap Agreements, and in accordance with Item 1115 of Regulation AB, the respective percentage equal to the related Significance Estimate divided by the aggregate outstanding Certificate Principal Balance of
(i) in the case of each Cap Contract, the related Class I-A-2 Certificates, Class I-A-3 Certificates and Class of Group II Adjustable Rate Certificates, as applicable, and (ii) in the case of each Swap Agreement, the related Class of Grantor Trust Certificates, as applicable, in each case prior to the distribution of the related Principal Distribution Amount on such Distribution Date.

         Sponsor: EMC Mortgage Corporation, in its capacity as Seller.

         Startup Day:  April 30, 2007.

         Stepdown Date: Either Group I Stepdown Date or Group II Stepdown Date, as applicable.

         Strike Rate: With respect to the Cap Contracts, for the respective Distribution Dates occurring during the term of such agreement, as set forth with respect thereto on Schedule A hereto.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Securities Administrator.


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


         Subordinate Certificates: The Group I Subordinate Certificates and the Group II Subordinate Certificates.

         Subsequent Cut-off Date: With respect to those Subsequent Mortgage Loans sold to the Trust Fund pursuant to a Subsequent Transfer Instrument, the later of (i) the first day of the month in which the related Subsequent Transfer Date occurs or (ii) the date of origination of such Mortgage Loan.

         Subsequent Mortgage Loan Purchase Agreement: Each agreement between EMC, as seller, and Structured Asset Mortgage Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, dated the related Subsequent Transfer Date, regarding the transfer of the related Subsequent Mortgage Loans by EMC to Structured Asset Mortgage Investments II Inc.

         Subsequent Mortgage Loans: The Mortgage Loans which will be acquired by the Trust during the Pre-Funding Period with amounts on deposit in the related Pre-Funding Account, and which shall be transferred and assigned to the Trustee pursuant to the Subsequent Transfer Instrument and held as part of the Trust Fund and identified in the Subsequent Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument.

         Subsequent Recoveries: As of any Distribution Date, amounts received and remitted by the related Servicer on a Servicer Remittance Date or surplus amounts held by the related Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Sponsor) specifically related to a Liquidated Mortgage Loan or disposition of an REO Property that resulted in a Realized Loss on a Mortgage Loan, after liquidation or disposition of such Mortgage Loan.

         Subsequent Transfer Date: With respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust Fund.

         Subsequent Transfer Instrument: Each Subsequent Transfer Instrument, dated as of a Subsequent Transfer Date, executed by the Trustee at the written direction of the Seller and substantially in the form attached hereto as Exhibit R, by which Subsequent Mortgage Loans are transferred to the Trust Fund.

         Subservicer: Any Person that (i) services Mortgage Loans on behalf of any Servicer or that is engaged by the Master Servicer or Securities Administrator, and (ii) is responsible for the performance (whether directly or through subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed under this Agreement, any related Servicing Agreement or any subservicing agreement that are identified in Item 1122(d) of Regulation AB.

         Substitute Mortgage Loan: A mortgage loan tendered to the Trustee pursuant to the related Servicing Agreement, the Mortgage Loan Purchase Agreement, a Subsequent Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date


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


not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which (to the extent applicable) has a Combined Loan-to-Value Ratio not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan; (vii) which is current in payment of principal and interest as of the date of substitution; (viii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted; (ix) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and has a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan; and (x) which is not secured by Mortgaged Property located in (A) the State of New Jersey, if such Mortgage Loan was originated on or after November 27, 2003 or (B) the State of New Mexico, if such Mortgage Loan was originated on or after January 1, 2004.

         Supplemental Fund: An "outside reserve fund" within the meaning of Treasury Regulation 1.860G-2(h), which is not an asset of any REMIC and which is established and maintained pursuant to Section 4.07.

         Swap Counterparty:  As set forth in the Grantor Trust Agreement.

         Swap Agreements:  As set forth in the Grantor Trust Agreement.

         Tax Administration and Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The Securities Administrator or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the Tax Matters Person. The Holder of each Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section 9.12 hereof.

         Termination Costs: The costs and expenses related to the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of servicing with respect to the relevant Servicing Agreement, including, without limitation, the items set forth in Section 3.03(c).

         Termination Purchase Price:  As defined in Section 10.01.

         Trigger Event: With respect to any Distribution Date and Loan Group, a violation of either the related Cumulative Loss Test or the related Delinquency Test.

         Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

         Trustee: Citibank, N.A., and its successor in interest, or any successor trustee appointed as herein provided.


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


         Underlying Seller: With respect to each Mortgage Loan, the related originator from whom the Seller purchased the applicable Mortgage Loan, as indicated on the Mortgage Loan Schedule.

         Uninsured Cause: Any cause of damage to a Mortgaged Property or related REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to the relevant Servicing Agreement, without regard to whether or not such policy is maintained.

         United States Person: A citizen or individual resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership, either directly or through any entity that is not a corporation for United States federal income tax purposes, are United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more such United States Persons have the authority to control all substantial decisions of such trust or if the Trust was in existence on August 20, 1996 and properly elected to continue to be treated as such a United States Person.

         Unpaid Realized Loss Amount: With respect to any Class of Class A or Class B Certificates related to a Loan Group and as to any Distribution Date, the excess of

         1. the related Applied Realized Loss Amounts with respect to such Class over

         2. the sum of all distributions in reduction of the related Applied Realized Loss Amounts on all previous Distribution Dates.

         Any amounts distributed to a Class of Class A or Class B Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

         Verification Agent:  As defined in Section 3.22.

         Verification Report:  As defined in Section 3.22.

         Section 1.02. Calculation of LIBOR. LIBOR applicable to the calculation of the Pass-Through Rate on the applicable Adjustable Rate Certificates for any Interest Accrual Period will be determined on each Interest Determination Date. On each Interest Determination Date, LIBOR shall be established by the Securities Administrator and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such Interest Determination Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service


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


(or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator) as of 11:00 a.m., London time, on the Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balances of the applicable Adjustable Rate Certificates, then outstanding. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the nearest whole multiple of 0.03125%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balances of the applicable Adjustable Rate Certificates, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Securities Administrator on any Interest Determination Date and the Securities Administrator's subsequent calculation of the Pass-Through Rate applicable to the Adjustable Rate Certificates that are based on One-Month LIBOR for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.













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

                                   Article II

                          Conveyance of Mortgage Loans;

                        Original Issuance of Certificates

         Section 2.01. Conveyance of Mortgage Loans to Trustee.

         (a) The Depositor, concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, and the related Mortgage Notes, mortgages and other related documents, including all interest and principal due with respect to the Initial Mortgage Loans after the Cut-off Date and with respect to the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date (with respect to the Initial Mortgage Loans), and the related Subsequent Cut-off Date (with respect to the applicable Subsequent Mortgage Loans), (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Distribution Account, the Pre-Funding Accounts and the Interest Coverage Accounts (iii) such assets relating to the Mortgage Loans as from time to time may be held by the related Servicer in Protected Accounts and the Paying Agent in the Basis Risk Reserve Fund, the Reserve Fund and the Distribution Account for the benefit of the Paying Agent on behalf of the Certificateholders, (iv) any REO Property, and any revenues received thereon, (v) the Required Insurance Policies and any amounts paid or payable by the related insurer under any Insurance Policy (to the extent the related mortgagee has a claim thereto), (vi) the Mortgage Loan Purchase Agreement and each Subsequent Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03(a), (vii) the rights with respect to the Servicing Agreements as assigned to the Trustee on behalf of the Certificateholders by the Assignment Agreements, (viii) the rights of the Depositor with respect to the Cap Contracts, (ix) an amount equal to $50,232.28, which amount shall be remitted by the Depositor to the Securities Administrator on the Closing Date for deposit into the Distribution Account, and which amount shall be a part of the Principal Funds with respect to Loan Group I, (x) an amount equal to $253,481.41, which amount shall be remitted by the Depositor to the Securities Administrator on the Closing Date for deposit into the Distribution Account, and which amount shall be a part of the Interest Funds with respect to Loan Group I, and (xi) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

         (b) In connection with the above sale, transfer and assignment, the Depositor hereby deposits with the Trustee, or the related Custodian, as its agent, as described in the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as applicable, with respect to each Mortgage Loan, (i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) to the order of the Trustee, or in blank, or (B) in the

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


case of a Mortgage Loan registered on the MERS(R) System, in blank, and in each case showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit with indemnity, together with a copy of the related Mortgage Note, (ii) the original Security Instrument (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iii) unless the Mortgage Loan is registered on the MERS(R) System, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "Citibank, N.A., as Trustee," with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vii) originals of all assumption and modification agreements, if applicable and available; provided, however, that in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a stamp on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original"; (y) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor, to such effect) the Depositor may deliver, or cause to be delivered, photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Underlying Seller and EMC Mortgage Corporation, between EMC Mortgage Corporation and the Depositor, and between the Depositor and the Trustee; and provided, further, however, that, in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date (or, in the case of Subsequent Mortgage Loans which have been prepaid in full after the related Subsequent Cut-off Date and prior to the related Subsequent Transfer Date), the Depositor, in lieu of delivering the above documents, may deliver to the Trustee or the related Custodian, as its agent, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Distribution Account on the Closing Date (or the Subsequent Transfer Date, as the case may be). The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Trustee or the related Custodian, as its agent, promptly after they are received. The Depositor shall cause, at its expense, the assignment of the related Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date


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(or the related Subsequent Transfer Date with respect to the applicable
Subsequent Mortgage Loans), unless (1) such recordation is not required by the Rating Agencies, (2) an Opinion of Counsel has been provided to the Trustee (with a copy to the related Custodian) which states that recordation of such Security Instrument is not required to protect the interests of the Certificateholders in the related Mortgage Loans or (3) MERS is identified on the related Security Instrument or on a properly recorded assignment of such Security Instrument as mortgagee of record solely as nominee for Depositor and its successors and assigns; provided, however, that each assignment shall be submitted for recording by the Depositor in the manner described above, at no expense to the Trust or the Trustee, or the related Custodian, as its agent, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Depositor,
(iv) the rating of The Bear Stearns Companies Inc. falls below Baa3, (v) the occurrence of a servicing transfer as described in Section 8.02 hereof, or (vi) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Notwithstanding the foregoing, if the Depositor fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and the Trustee shall be reimbursed for such expenses by the Trust in accordance with
Section 9.05.

         Section 2.02. Acceptance of Trust Fund by Trustee.

         (a) The Trustee acknowledges the sale, transfer and assignment of the Trust Fund to it by the Depositor and receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that the related Custodian on its behalf holds, the documents (or certified copies thereof) delivered to it pursuant to Section 2.01, and declares that it will continue to so hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, with respect to the Initial Mortgage Loans, and on the related Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, the related Custodian shall acknowledge, with respect to each Mortgage Loan by an Initial Certification substantially in the form of Exhibit One to the Custodial Agreement, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date (or the related Subsequent Transfer Date with respect to the related Subsequent Mortgage Loan, or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or related Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by the related Custodian on its behalf (under the applicable Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Depositor, the Sponsor and the Trustee an Interim Certification substantially in the form annexed as Exhibit Two to the related Custodial Agreement. In conducting such review, the Trustee or related Custodian will ascertain whether all required documents have been executed and received, and based on the Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Trustee or a Custodian, as its agent, may conclusively rely on the purported due execution and


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


genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the applicable Custodian, as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified on Exhibit B, or to appear to be defective on its face (i.e. torn, mutilated, or otherwise physically altered), then the Trustee or the related Custodian, as its agent, shall upon completion of the review of all the Mortgage Files, but in no event later than 90 days from the Closing Date, or the Subsequent Transfer Date, as applicable, notify the Sponsor. In accordance with the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans), the Sponsor shall correct or cure any such defect within ninety (90) days from the date of notice from the Trustee or the related Custodian, as its agent, of the defect and, if the Sponsor fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee or the related Custodian, as its agent, shall enforce the Sponsor's obligation pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) to, within 90 days from the Trustee's or the related Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9),
without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), any
such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date (or the related Subsequent Transfer Date with respect to the related Subsequent Mortgage Loans). The foregoing repurchase obligation shall not apply in the event that the Sponsor cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the jurisdiction because such document has not been returned by such office; provided that the Sponsor shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Sponsor or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Sponsor within thirty days of its receipt of the original recorded document.

                  (b) No later than 180 days after the Closing Date (or the related Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans, or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the related Custodian thereof), the Trustee or the related Custodian, as its agent, will review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor, the Sponsor and the Trustee a Final Certification substantially in the form annexed as Exhibit Three to the applicable Custodial


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


Agreement. In conducting such review, the Trustee or the related Custodian, as its agent, will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or the related Custodian, as its agent, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified on Exhibit B, or to appear defective on its face, the Trustee or the related Custodian, as its agent, shall upon completion of the review of all the Mortgage Files, but in no event later than 180 days from the Closing Date, notify the Sponsor (provided, however, that with respect to those documents described in subsection (b)(iv), (b)(v) and (b)(vii) of
Section 2.01, the Trustee's and the related Custodian's obligations shall extend only to the documents actually delivered to the Trustee or Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement, or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans, the Sponsor shall correct or cure any such defect or EMC shall deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Trustee of the defect and if the Sponsor is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, then the Trustee shall enforce the Sponsor's obligation under the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) to, within 90 days from the Trustee's or related Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and
(9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2),
(4), (5), (6), (7) and (9), any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, further, however, that if such defect relates solely to the inability of the Sponsor to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date (or the related Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans). The foregoing repurchase obligation shall not apply in the event that the Sponsor cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Sponsor shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the related Custodian, as its agent, shall be effected by the Sponsor within thirty days of its receipt of the original recorded document.


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


         (c) In the event that a Mortgage Loan is purchased by the Sponsor in accordance with Subsections 2.02(a) or (b) above, the Sponsor shall remit to the Paying Agent the applicable Repurchase Price for deposit in the Distribution Account and the Sponsor shall provide to the Master Servicer, the Paying Agent and the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Distribution Account, the Depositor shall notify the Trustee and the related Custodian, as its agent (upon receipt of a Request for Release in the form of Exhibit D attached hereto with respect to such Mortgage Loan), shall release to the Sponsor the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Sponsor as are necessary to vest in the Sponsor title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Paying Agent. The Master Servicer, upon notice from the Sponsor or the Trustee of any such repurchase, shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor and the Trustee, to reflect such repurchase, and the Trustee shall promptly notify the Rating Agencies of such amendment. The obligation of the Sponsor to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

         Section 2.03. Assignment of Interest in the Mortgage Loan Purchase Agreement and in the Subsequent Mortgage Loan Purchase Agreement(s).

         (a) The Depositor hereby assigns to the Trustee, on behalf of the Certificateholders, all of its right, title and interest in the Mortgage Loan Purchase Agreement and in each Subsequent Mortgage Loan Purchase Agreement, including but not limited to the Depositor's rights and obligations pursuant to any Servicing Agreement (noting that the Sponsor has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the related Mortgage Loans of the Servicer under the Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The obligations of the Sponsor to substitute or repurchase, as applicable, a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement.

         (b) If the Depositor, the Securities Administrator or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement (or a Subsequent Mortgage Loan Purchase Agreement), which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Sponsor, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement (or Subsequent Mortgage Loan Purchase Agreement), or Section 2.04 of this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee; provided, however, that if there is


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


a breach of any representation set forth in the Mortgage Loan Purchase Agreement (or Subsequent Mortgage Loan Purchase Agreement) or Section 2.04 of this Agreement, as applicable, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Sponsor shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Sponsor, to the extent not required by law to be paid to the related borrower.) Any such purchase by the Sponsor shall be made by providing an amount equal to the Repurchase Price to the Paying Agent for deposit in the Distribution Account and written notification detailing the components of such Repurchase Price to the Trustee, the Paying Agent and the Master Servicer. The Depositor shall notify the Trustee and submit to the Trustee or the related Custodian, as its agent, a Request for Release in the form of Exhibit D attached hereto, and the Trustee shall release, or the Trustee shall cause the related Custodian to release, to the Sponsor, the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Sponsor, without recourse, as are necessary to vest in the Sponsor title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Securities Administrator. The Master Servicer, upon notice from the Sponsor or the Trustee of any such repurchase, shall amend the Mortgage Loan Schedule to reflect such repurchase, and the Trustee shall promptly notify the Rating Agencies of such amendment. Enforcement of the obligation of the Sponsor to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

         In connection with any repurchase of a Mortgage Loan or the cure of a breach of a representation or warranty pursuant to Section 2.02 or this Section 2.03, the Sponsor shall promptly furnish to the Securities Administrator and the Trustee an officer's certificate, signed by a duly authorized officer of the Sponsor to the effect that such repurchase or cure has been made in accordance with the terms and conditions of this Agreement and that all conditions precedent to such repurchase or cure have been satisfied, including the delivery to the Securities Administrator of the Repurchase Price for deposit into the Distribution Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, on which the Securities Administrator and the Trustee may rely. Solely for purposes of the Securities Administrator providing an Assessment of Compliance, upon receipt of such documentation, the Securities Administrator shall approve such repurchase or cure, as applicable, and which approval shall consist solely of the Securities Administrator's receipt of such documentation and deposits.

         Section 2.04. Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Sections 2.02 or 2.03 of this Agreement, the Sponsor may, no later than the date by which such purchase by the Sponsor would otherwise be required, tender to the Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Sponsor that such Substitute Mortgage Loan conforms to the


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


requirements set forth in the definition of "Substitute Mortgage Loan" in the Mortgage Loan Purchase Agreement, the related Subsequent Mortgage Loan Purchase Agreement or this Agreement, as applicable; provided, however, that substitution pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the breach of a Mortgage Loan representation or warranty would cause such Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and
(9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2),
(4), (5), (6), (7) and (9), then any such substitution must occur within 90 days from the date the breach was discovered. The Trustee will promptly notify the Master Servicer and the Securities Administrator of any such substitution. The Trustee or the related Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Trustee or the related Custodian, as its agent, shall notify the Sponsor in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Subsection 2.02(a). Within two Business Days after such notification, the Sponsor shall provide to the Paying Agent for deposit in the Distribution Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Sponsor of the Repurchase Price for the purchase of a Mortgage Loan by the Sponsor. After such notification to the Sponsor and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Sponsor. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Sponsor and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Trustee or the related Custodian, as its agent of a Request for Release for such Mortgage Loan), the Trustee (or the related Custodian, as its agent) shall release to the Sponsor the Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable, and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Sponsor title to and rights under any Mortgage Loan released


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


pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable. The Sponsor shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date (or the related Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans) for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) shall be deemed to have been made by the Sponsor with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Securities Administrator, the Rating Agencies and, upon request, the Trustee.

         In connection with any substitution of a Mortgage Loan pursuant to this
Section 2.04, the Sponsor shall promptly furnish to the Securities Administrator and the Trustee an officer's certificate, signed by a duly authorized officer of the Sponsor to the effect that such substitution has been made in accordance with the terms and conditions of this Agreement and that all conditions precedent to such substitution have been satisfied, including the delivery to the Securities Administrator of the amount of principal due hereunder with respect to the Substitute Mortgage Loan, as applicable, for deposit into the Distribution Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, on which the Securities Administrator and the Trustee may rely. Solely for purposes of the Securities Administrator providing an Assessment of Compliance, upon receipt of such documentation, the Securities Administrator shall approve such substitution, as applicable, and which approval shall consist solely of the Securities Administrator's receipt of such documentation and deposits.

         Section 2.05. Issuance of Certificates. The Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, the Securities Administrator has signed, and the Certificate Registrar has countersigned and delivered to the Depositor, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Depositor has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests and the other assets of REMIC IV for the benefit of the holders of the REMIC IV Interests. The Trustee acknowledges receipt of REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests (which are


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


uncertificated) and the other assets of REMIC IV and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC IV Certificates.

         Section 2.06. Representations and Warranties Concerning the Depositor. The Depositor hereby represents and warrants to the Trustee, the Master Servicer, the Securities Administrator as follows:

         (a) the Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement;

         (b) the Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement, and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

         (c) the execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the articles of incorporation or by-laws of the Depositor or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any indenture or other agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement;

         (d) no litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof;

         (e) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same;

         (f) immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest; and

         (g) the Depositor has filed all reports required to be filed by Section 13 or Section 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Depositor was required to file such reports) and it has been subject to such filing requirements for the past 90 days.

         Section 2.07. Covenants of the Master Servicer. The Master Servicer covenants to the Depositor, the Securities Administrator and the Trustee, as follows:

              (i) it shall comply in the performance of its obligations under this Agreement;

              (ii) no written information, certificate of an officer, statement furnished in writing or written report prepared by the Master Servicer pursuant to this Agreement and delivered to the Securities Administrator, the Depositor, any Affiliate of the Depositor or the Trustee will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

              (iii) it shall (only in its capacity as successor servicer pursuant to the Servicing Agreement) accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans, and is required by the applicable Servicing Agreement.

         Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 2.08. Purposes and Powers of the Trust.

         The purpose of the common law trust, as created hereunder, is to engage in the following activities:

         (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

         (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

         (c) to make payments on the Certificates;


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         (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The Trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding.

         Section 2.09. Conveyance of the Subsequent Mortgage Loans and the Pre-Funding Accounts.

         (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Paying Agent's delivery on the related Subsequent Transfer Date to or upon the written order of the Depositor of all or a portion of the balance of funds in the Group I Pre-Funding Account and the Group II Pre-Funding Account, the Depositor shall, on such Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Trust Fund (but subject to the other terms and provisions of this Agreement) all of the right, title and interest of the Depositor in and to (i) the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Depositor on such Subsequent Transfer Date, (ii) all interest accruing thereon on and after the related Subsequent Cut-off Date and all collections in respect of interest and principal due on the related Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal received on and interest accruing on such Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Trustee on behalf of the Trust for deposit in the related Loan Group by the Depositor of the Subsequent Mortgage Loans identified on such Mortgage Loan Schedule shall be absolute and is intended by the Sponsor, the Trustee, the Depositor, the Securities Administrator and the Certificateholders to constitute and to be treated as a sale of such Subsequent Mortgage Loans by the Depositor to the Trust Fund. The related Mortgage File for each such purchased Subsequent Mortgage Loan shall be delivered to the Trustee or the Custodian, as its agent, at least three (3) Business Days prior to the related Subsequent Transfer Date.

         The purchase price paid by the Trust from amounts released from the related Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule provided by the Depositor).

         This Agreement shall constitute a fixed-price purchase contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.


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         (b) The Depositor shall transfer to the Trust for deposit in the related Loan Group the related Subsequent Mortgage Loans and the other property and rights related thereto as described in paragraph (a) above, and the Paying Agent shall release funds from the related Pre-Funding Account only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

              (i) the Depositor shall have delivered to the Securities Administrator on behalf of the Trustee a duly executed Subsequent Transfer Instrument, substantially in the form attached hereto as Exhibit R, which shall include a Mortgage Loan Schedule listing the related Subsequent Mortgage Loans, and the Depositor shall cause to be delivered a computer file containing such Mortgage Loan Schedule to the Trustee, or the related Custodian, as its agent, and the Master Servicer at least three (3) Business Days prior to the related Subsequent Transfer Date;

              (ii) the Depositor shall have furnished to the Master Servicer, no later than three Business Days prior to the related Subsequent Transfer Date, an Assignment, Assumption and Recognition Agreement with respect to such Subsequent Mortgage Loans and the related servicer thereon, in form and substance reasonably satisfactory to the Master Servicer;

              (iii) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, the Depositor shall not be insolvent nor shall it have been rendered insolvent by such transfer, nor shall it be aware of any pending insolvency with respect to it;

              (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

              (v) the Pre-Funding Period shall not have terminated;

              (vi) the Depositor shall not have selected the related Subsequent Mortgage Loans in a manner that it believes to be adverse to the interests of the Certificateholders; and

              (vii) the Depositor shall have delivered to the Securities Administrator on behalf of the Trustee a Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.09 and, pursuant to such Subsequent Transfer Instrument, assigned to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the related Subsequent Mortgage Loan Purchase Agreement, to the extent of the related Subsequent Mortgage Loans.

         (c) Any conveyance of Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to, the following:

              (i) Each such Subsequent Mortgage Loan must satisfy the representations and warranties specified with respect thereto in the related Subsequent Transfer Instrument and this Agreement;


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              (ii) The Sponsor will not select such Subsequent Mortgage Loans in a manner that it believes to be adverse to the interests of the Certificateholders;

              (iii) The Depositor will deliver certain Opinions of Counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans;

              (iv) As of the related Subsequent Cut-off Date, each such Subsequent Mortgage Loan will satisfy the following criteria:

                   (1) Such Subsequent Mortgage Loan may not be 30 or more days delinquent as of the last day of the month preceding the related Subsequent Cut-off Date;

                   (2) The original term to stated maturity of such Subsequent
              Mortgage Loan will not be less than 180 months and will not exceed 480 months;

                   (3) Each Subsequent Mortgage Loan must be a One-Year MTA or
              Six-Month LIBOR adjustable rate negative amortization Mortgage Loan with a first lien on the related Mortgaged Property;

                   (4) No Subsequent Mortgage Loan will have a first payment
              date occurring after August 1, 2007;

                   (5) The latest maturity date of any Subsequent Mortgage Loan will be no later than August 1, 2047;

                   (6) The Mortgagor relating to such Subsequent Mortgage Loan will have a credit score of not less than 575;

                   (7) Such Subsequent Mortgage Loan will have a Gross Margin as of the related Subsequent Cut-Off Date ranging from approximately 1.250% per annum to approximately 6.000% per annum; and

                   (8) Such Subsequent Mortgage Loan will have a Maximum
              Lifetime Mortgage Rate as of the related Subsequent Cut-Off Date greater than 16.00%.

         (d) The Rating Agencies shall confirm in writing that the conveyance of the related Subsequent Mortgage Loans on the related Subsequent Transfer Date will not result in a downgrade of the Rating Agencies' respective ratings on the Certificates.

         (e) As of the related Subsequent Cut-off Date, the Subsequent Mortgage Loans with respect to the related Loan Group in the aggregate will satisfy the following criteria:

         (i) Have a weighted average Gross Margin ranging from 2.500% per annum to 3.25% per annum;

         (ii) The related Mortgagors thereto have a weighted average credit score greater than 675;


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         (iii) Have no less than 70% of the related Mortgaged Properties be owner occupied;

         (iv) Have no less than 65% of the related Mortgaged Properties be single family detached or planned unit developments;

         (v) Have no more than 45% of the Subsequent Mortgage Loans be cash-out refinancings;

         (vi) Have all of the Subsequent Mortgage Loans with a Loan-to-Value Ratio greater than 80% be covered by a Primary Mortgage Insurance Policy; and

         (vii) Have a weighted average Maximum Lifetime Mortgage Rate greater than or equal to 13.00%.

         (f) To the extent that the amounts on deposit in the Group I Pre-Funding Account and Group II Pre-Funding Account, respectively, have not been fully applied to the purchase of Group I Subsequent Mortgage Loans and Group II Subsequent Mortgage Loans, respectively, on or before July 15, 2007, such amounts remaining in such account will be transferred on such date from such Pre-Funding Accounts to the Group I Pre-Funding Reserve Account and the Group II Pre-Funding Reserve Account, respectively. Such amounts will be transferred from the related Pre-Funding Reserve Account to the Distribution Account on the Distribution Date immediately following the termination of the Pre-Funding Period, for distribution to the Holders of the Group I Senior Certificates and Group II Senior Certificates in accordance with the payment priorities set forth in Section 6.01(A)(a)(ii) and Section 6.01(B)(a)(ii), respectively.
















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                                  Article III

                 Administration and Servicing of Mortgage Loans

         Section 3.01. Master Servicer. The Master Servicer shall, from and after the Closing Date, supervise, monitor and oversee the obligation of any Servicer to service and administer their respective Mortgage Loans in accordance with the terms of the Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with any Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by all Servicers and shall enforce the obligations of all Servicers to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under the related Servicing Agreement. The Master Servicer shall independently and separately monitor all Servicers servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to all Servicers and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in
Section 6.04, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the related Servicer to the Distribution Account pursuant to the related Servicing Agreement.

         In addition to the foregoing, in connection with a modification of any Mortgage Loan by a Servicer, if the Master Servicer is unable to enforce the obligations of the applicable Servicer with respect to such modification, the Master Servicer shall notify the Depositor of the Servicer's failure to comply with the terms of the related Servicing Agreement. If a Servicing Agreement requires the approval of the Master Servicer for a modification to a Mortgage Loan, the Master Servicer shall approve such modification if, based upon its receipt of written notification from the related Servicer outlining the terms of such modification and appropriate supporting documentation, the Master Servicer determines that the modification is permitted under the terms of the related Servicing Agreement and that any conditions to such modification set forth in the related Servicing Agreement have been satisfied. Furthermore, if a Servicing Agreement requires the oversight and monitoring of loss mitigation measures with respect to the related Mortgage Loans, the Master Servicer will monitor any loss mitigation procedure or recovery action related to a defaulted Mortgage Loan (to the extent it receives notice of such from the Servicer) and confirm that such loss mitigation procedure or recovery action is initiated, conducted and concluded in accordance with any timeframes and any other requirements set forth in the related Servicing Agreement, and the Master Servicer shall notify the Depositor in any case in which the Master Servicer believes that the related Servicer is not complying with such timeframes and/or other requirements.


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


         The Trustee shall furnish all Servicers and the Master Servicer with any powers of attorney, in substantially the form attached hereto as Exhibit K, and other documents in form as provided to it necessary or appropriate to enable all Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property.

         The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

         The Trustee shall execute and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         Section 3.02. REMIC-Related Covenants(a). For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Depositor, the related Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee and the Securities Administrator shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion, prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement, a Subsequent Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion. In addition, the Trustee shall comply with all of the requirements of Treasury Regulation ss. 1.860F-2(a)(2), including, without limitation, the requirement that each REMIC account for items of income and ownership of assets in a manner that respects the separate existence of each REMIC.

         Section 3.03. Monitoring of the Servicers.

         (a) The Master Servicer shall be responsible for reporting to the Trustee and the Depositor the non-compliance by any Servicer with its duties under the related Servicing Agreement. In the review of any Servicer's activities, the Master Servicer may rely upon an officer's certificate of the applicable Servicer (or similar document signed by an officer of the Servicer) with regard to the Servicer's compliance with the terms of the related Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the related Servicer should be terminated in accordance with the related Servicing Agreement, or that a


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


notice should be sent pursuant to the related Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of all Servicers under the applicable Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the related Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the related Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to a Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by the Servicer under its Servicing Agreement and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

         (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement, including any related Assignment Agreement. The Master Servicer shall enforce the obligation of the related Servicer pursuant to the related Servicing Agreement to provide it with the annual officer's certificate of compliance and annual independent accountants' Attestation Reports, as well as Back-Up Certifications to each Master Servicer Certification pursuant to Section 3.18.

         (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of a Servicer, if any, that it replaces.


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


         Section 3.04. Fidelity Bond. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The amount of coverage to be maintained by the Master Servicer with respect to the blanket fidelity bond policy shall be $50,000,000 per occurrence, and, with respect to the errors and omissions insurance policy, shall be $20,000,000 per occurrence.

         Section 3.05. Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and any Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not authorize any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC hereunder. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the related Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appear in, prosecute or defend any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the related Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, then the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.


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         The Trustee shall execute and deliver to the related Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable or relating to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage; (iii) obtaining a deficiency judgment against the related Mortgagor; or (iv) enforcing any other rights or remedies provided by a Mortgage Note or related Mortgage or otherwise available at law or equity.

         Section 3.06. Due-on-Sale Clauses; Assumption Agreements. To the extent provided in a Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall enforce the obligations of the related Servicer to enforce such clauses in accordance with the related Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with a Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the related Servicing Agreement.

         Section 3.07. Release of Mortgage Files.

         (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the related Servicer will (and if such Servicer does not, then the Master Servicer may), if required under the related Servicing Agreement, promptly furnish to the related Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Protected Account maintained by such Servicer pursuant to Section 4.01 or by the related Servicer pursuant to the related Servicing Agreement have been or will be so deposited) and shall request that the related Custodian, on behalf of the Trustee, deliver to the related Servicer the related Mortgage File. Upon receipt of such certification and request, the related Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the applicable Servicer, and the Trustee and related Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the related Servicer is authorized to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Protected Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by such Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The related Custodian, on behalf of the Trustee, shall,


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upon the request of the related Servicer or the Master Servicer, and delivery to the related Custodian, on behalf of the Trustee, of two copies of a Request for Release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the related Servicer or the Master
Servicer, as applicable. Such trust receipt shall obligate the related Servicer or the Master Servicer to return the Mortgage File to the related Custodian on behalf of the Trustee when the need therefor by the related Servicer or the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the related Custodian, on behalf of the Trustee, to the related Servicer or the Master Servicer.

         (c) The Master Servicer hereby covenants that it shall not alter the codes referenced in Section 4(c) of the Mortgage Loan Purchase Agreement (or any Subsequent Mortgage Loan Purchase Agreement) with respect to any Mortgage Loan during the term of this Agreement, unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         Section 3.08. Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

         (a) The Master Servicer shall transmit and a Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or related Custodian such documents and instruments coming into the possession of the Master Servicer or the related Servicer from time to time as are required by the terms hereof, or in the case of a Servicer, the related Servicing Agreement, to be delivered to the Trustee or related Custodian. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of a Servicer to retain its Servicing Fee and other amounts as provided in the related Servicing Agreement. The Master Servicer shall, and (to the extent provided in the related Servicing Agreement) shall enforce the obligations of such Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Securities Administrator and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal


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and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and the related Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the related Servicer under this Agreement or the related Servicing Agreement.

         Section 3.09. Standard Hazard Insurance and Flood Insurance Policies.

         (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of a Servicer under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the related Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Section 4.01, any amounts collected by a Servicer or the Master Servicer under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 4.03. Any cost incurred by the Master Servicer or a Servicer in maintaining any such insurance (if the Mortgagor defaults in its obligation to do so) shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or the related Servicer pursuant to Sections
4.01 and 4.03.

         Section 3.10. Presentment of Claims and Collection of Proceeds. The Master Servicer shall (to the extent provided in the related Servicing Agreement) enforce the obligations of a Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.11. Maintenance of the Primary Mortgage Insurance Policies.

         (a) The Master Servicer shall not take, or authorize a Servicer (to the extent such action is prohibited under the related Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss


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which, but for the actions of such Master Servicer or related Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to enforce the obligations of a Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not authorize a Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

                  (b) The Master Servicer agrees to present, or to cause a Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer or such Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Distribution Account, subject to withdrawal pursuant to Section 4.03.

         Section 3.12. Trustee to Retain Possession of Certain Insurance Policies and Documents. The Trustee (or the related Custodian, as its agent), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance, if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its applicable Custodian, as its agent) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the applicable Custodian, as its agent), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 3.13. Realization Upon Defaulted Mortgage Loans. The Master Servicer shall enforce the obligations of a Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the related Servicing Agreement.

         Section 3.14. Compensation for the Master Servicer. The Master Servicer will be entitled to four days of income and gain realized from any investment of funds in the Distribution Account in each calendar month (the "Master Servicing Compensation"). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (including any Prepayment Charges, other than with respect to the Prepayment


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Charge Loans) shall be retained by the related Servicer and shall not be deposited in the related Protected Account. The Master Servicer will be entitled to retain, as additional compensation, any interest remitted by a Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 3.15. REO Property.

         (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the related Servicing Agreement, cause such Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the related Servicer to protect and conserve such REO Property in the manner and to the extent required by the related Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

         (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, enforce the obligations of the related Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Protected Account.

         (c) The Master Servicer and the related Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) To the extent provided in a Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the related Servicer as provided above, shall be deposited in the related Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Distribution Account on the next succeeding Servicer Remittance Date.

         Section 3.16. Annual Statement as to Compliance. The Master Servicer and the Securities Administrator shall deliver (or otherwise make available) to the Depositor and the Securities Administrator not later than March 15th of each calendar year beginning in 2008, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of


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


its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Master Servicer shall enforce the obligations of the Servicer, to the extent set forth in the Servicing Agreement, to deliver a similar Annual Statement of Compliance by the Servicer to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer. In the event that certain servicing responsibilities with respect to any Mortgage Loan have been delegated by the Master Servicer, the Securities Administrator or a Servicer to a Subservicer or Subcontractor, each such entity shall cause such Subservicer or Subcontractor (and with respect to the related Servicer, the Master Servicer shall enforce the obligation of such Servicer to the extent required under the related Servicing Agreement) to deliver a similar Annual Statement of Compliance by such Subservicer or Subcontractor to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer or the related Servicer (as the case may be).

         Failure of the Master Servicer to comply with this Section 3.16 (including with respect to the timeframes required herein) shall be deemed an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. Failure of the Securities Administrator to comply with this Section 3.16 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall be deemed a default and the Trustee at the written direction of the Depositor shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.17. Assessments of Compliance and Attestation Reports. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, each of the Master Servicer, the Securities Administrator and the related Custodian (to the extent set forth in this Section and the Custodial Agreement) (each, an "Attesting Party") shall deliver (or otherwise make available) to the Master Servicer, the Securities Administrator and the Depositor on or before March 15th of each calendar year beginning in 2008, a report regarding such Attesting Party's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

              (a) A statement by an authorized officer of such Attesting Party of its authority and responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;


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


              (b) A statement by an authorized officer that such Attesting Party used the Servicing Criteria attached as Exhibit L hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

              (c) An assessment by such officer of the related Attesting Party's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

              (d) A statement that a registered public accounting firm has issued an Attestation Report on the related Attesting Party's Assessment of Compliance for the period consisting of the preceding calendar year; and

              (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the related Attesting Party, which statement shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to the related Attesting Party.

         On or before March 15th of each calendar year beginning in 2008, each Attesting Party shall furnish to the Master Servicer, the Depositor and the Securities Administrator a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Master Servicer shall enforce the obligation of a Servicer to deliver to the Securities Administrator, the Master Servicer and the Depositor, as applicable, an Assessment of Compliance and Attestation Report as and when provided in the related Servicing Agreement. Each of the Master Servicer and the Securities Administrator shall cause, and the Master Servicer shall enforce the obligation (as and when provided in the related Servicing Agreement) of such Servicer to cause, any Subservicer and each Subcontractor (to the extent such Subcontractor is determined by the related Servicer, the Master Servicer or the Securities Administrator, as applicable, to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB) that is engaged by a Servicer, the Master Servicer or the Securities Administrator, as applicable, to deliver to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided above. Such Assessment of Compliance, as to any Subservicer or Subcontractor, shall at a minimum address the applicable Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to any "primary servicer" to the extent such Subservicer or Subcontractor


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


         is performing any servicing function for the party who engages it and to the extent such party is not itself addressing the Servicing Criteria related to such servicing function in its own Assessment of Compliance. The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth in Exhibit L and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any Subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         The applicable Custodian (to the extent set forth in the related Custodial Agreement) shall deliver to the Master Servicer, the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to a "custodian". Notwithstanding the foregoing, an Assessment of Compliance or Attestation Report is not required to be delivered by the related Custodian unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Failure of the Master Servicer to comply with this Section 3.17 (including with respect to the timeframes required herein) shall, constitute an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer's rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.17 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, constitute a default and at the written direction of the Depositor, the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.18. Reports Filed with Securities and Exchange

Commission.Section 1.01.

         (a) (i) (A) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator


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as described in clause (a)(iv) below. Any disclosure that is in addition to the
Monthly Statement and that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

                  (B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit O shall be required to provide, and the Master Servicer shall enforce the obligations of a Servicer (to the extent provided in the related Servicing Agreement) to provide, pursuant to Section 3.18(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

                  (C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (in the case of any Additional 10-D Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than the 10th calendar day after the Distribution Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in
         Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business
         Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.07. Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such


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


         filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on the representations in Section 2.06(g) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.18(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

              (ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

                   (B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit O shall be required pursuant to Section 3.18(a)(iv) below to provide, and the Master Servicer will enforce the obligations of a Servicer (to the extent provided in the related Servicing Agreement) to provide, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

                   (C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor and the Master Servicer


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


         for review. No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, or in the case where the Master Servicer and Securities Administrator are affiliated, no later than noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event (provided that, the Securities Administrator forwards a copy of the Form 8-K no later than noon New York time on the third Business Day after the Reportable Event), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in
         Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business
         Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.07. The parties to this Agreement acknowledge that the performance by Master Servicer and the Securities Administrator of their respective duties under this Section 3.18(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.18(a)(ii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

              (iii) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for all Servicers, the Master Servicer, the Securities Administrator and any Subservicer or Subcontractor, as applicable, as described under Section 3.16, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for the Servicers, the Master Servicer, each Subservicer and Subcontractor participating in the servicing function, the Securities Administrator and the Custodians, as described under Section 3.17, and
         (B) if any such report on assessment of compliance with Servicing Criteria described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of


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         noncompliance, or if any such report on assessment of compliance with
         Servicing Criteria described under Section 3.17 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm Attestation Report for the Master Servicer, the Servicers, the Securities Administrator, each Subservicer, each Subcontractor, as applicable, and the Custodians, as described under Section 3.17, and (B) if any registered public accounting firm Attestation Report described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification as described in Section 3.18(a)(iii)(D) below (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or Attestation Report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

              (B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008,
         (i) the parties set forth in Exhibit O shall be required to provide, and the Master Servicer shall enforce the obligations of the Servicers (to the extent provided in the related Servicing Agreement) to provide, pursuant to Section 3.18(a)(iv) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

              (C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor (only in the case where such Form 10-K includes Additional Form 10-K Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within three Business Days after receipt of such copy, but no later than March 25th (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than the third Business Day prior to March 25th), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities


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         Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. No later than the close of business Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and, in the case where the Master Servicer and the Securities Administrator are unaffiliated, return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.07. Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on the representations in Section 2.06(g) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.18(a)(iii) and (iv) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.16 and Section 3.17. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from a party's failure to deliver, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                   (D) Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required to be included therewith pursuant to the Sarbanes-Oxley Act which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Master Servicer shall cause all Servicers, and any Subservicer or Subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act (or such other date specified in the related Servicing Agreement) and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit M-1, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably


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         rely. In addition, in the case where the Master Servicer and Securities
         Administrator are not affiliated, the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit M-2; provided, however, that the Securities Administrator shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K. An officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted as set forth in Section 11.07.

              (iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the "Additional Disclosure") relating to the Trust Fund, the Securities Administrator's obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit O as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.18(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit P. Each of the Master Servicer, the Sponsor, the Securities Administrator and the Depositor hereby agrees to notify and provide, and the Master Servicer agrees to enforce the obligations (to the extent provided in the related Servicing Agreement) of a Servicer to notify and provide, to the extent known to the Master Servicer, the Sponsor, the Securities Administrator and the Depositor, all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit O as the responsible party for providing that information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

              Within five Business Days prior to each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Securities Administrator the related Significance Estimate and the Securities Administrator shall use such information to calculate the related Significance Percentage. If the Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator shall deliver written notification to the Depositor and the Cap Contract Provider or the Swap Counterparty, as applicable, to that effect. The Depositor shall request from the Cap Contract Provider or the Swap Counterparty, as applicable, any information required under Regulation AB to the extent required under the Cap Contracts or the Swap Agreements, as applicable. The Depositor will be obligated pursuant to the Cap Contracts or the Swap Agreements, as applicable, to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K or written notification instructing the Securities Administrator that such Additional Disclosure regarding the Cap Contract Provider, is not necessary for such Distribution Date. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

              So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Trustee shall notify the Securities Administrator and


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         the Depositor of any bankruptcy or receivership with respect to the
         Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this
         Section 3.18. In addition, the Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Trustee and the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Cap Contract Provider or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008. Should the identification of any of the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Cap Contract Provider or the Custodian change, the Depositor shall promptly notify the Trustee.

              (v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

                   (B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment relates to any Additional Disclosure, the Securities Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary Form 8-K, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Master Servicer. The parties hereto acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.18(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.


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


         The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement or the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

         (b) The Securities Administrator shall indemnify and hold harmless the Depositor, the Sponsor and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator's obligations under Sections 3.16, 3.17 and 3.18 or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor, the Sponsor and the Master Servicer and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Securities Administrator on its behalf or on behalf of any Subservicer or Subcontractor engaged by the Securities Administrator pursuant to Section 3.16, 3.17 or 3.18 (the "Securities Administrator Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Certificates, without regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

         The Depositor shall indemnify and hold harmless the Securities Administrator, the Sponsor and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Sections 3.16, 3.17 and 3.18 or the Depositor's negligence, bad faith or willful misconduct in connection therewith. In addition, the Depositor shall indemnify and hold harmless the Master Servicer, the Sponsor, the Securities Administrator and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Depositor that is required to be filed pursuant to this Section 3.18 (the "Depositor Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or


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necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Depositor Information that is required to be filed and not to any other information communicated in connection with the Certificates, without regard to whether the Depositor Information or any portion thereof is presented together with or separately from such other information.

         The Master Servicer shall indemnify and hold harmless the Securities Administrator, the Sponsor and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 3.16, 3.17 and
3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Depositor, the Sponsor and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Master Servicer on its behalf or on behalf of any Subservicer or Subcontractor engaged by the Master Servicer pursuant to Section 3.16, 3.17 or
3.18 (the "Master Servicer Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Master Servicer Information and not to any other information communicated in connection with the Certificates, without regard to whether the Master Servicer Information or any portion thereof is presented together with or separately from such other information.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator, the Sponsor or the Master Servicer, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification under this
Section 3.18(b), agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

         The indemnification provisions set forth in this Section 3.18(b) shall survive the termination of this Agreement or the termination of any party to this Agreement.

         (c) Failure of the Master Servicer to comply with this Section 3.18 (including with respect to the timeframes required herein) shall, constitute an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which



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it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.18 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 8-K, 10-D or 10-K, shall, at the written direction of the Depositor, constitute a default and the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary. In connection with the termination of the Master Servicer or the Securities Administrator pursuant to this Section 3.18(d), the Trustee shall be entitled to reimbursement of all costs and expenses associated with such termination to the extent set forth in
Section 9.05. Notwithstanding anything to the contrary in this Agreement, no Event of Default by the Master Servicer or default by the Securities Administrator shall have occurred with respect to any failure to properly prepare, execute and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from any party's failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.

         (d) Notwithstanding the provisions of Section 11.02, this Section 3.18 may be amended without the consent of the Certificateholders.

         (e) Any report, notice or notification to be delivered by the Master Servicer or the Securities Administrator to the Depositor pursuant to this
Section 3.18, may be delivered via email to RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.

         Section 3.19. Intention of the Parties and Interpretation. Each of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17 and
3.18 of this Agreement is to facilitate compliance by the Sponsor, the Depositor, the Securities Administrator and the Master Servicer with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Sponsor, the Depositor, the Master Servicer or the Securities Administrator for delivery of additional or different information as the Sponsor, the Depositor, the Master Servicer or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the obligations of the parties to this transaction as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.


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         Section 3.20. UCC. The Depositor shall inform the Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust with stamped recorded copies of such financing statements to be delivered to the Trustee promptly upon receipt by the Depositor. The Depositor agrees to monitor and notify the Trustee if any continuation statements for such Uniform Commercial Code financing statements need to be filed, and the Depositor, in its discretion, shall timely file, or cause to be filed, such continuation statements. If directed by the Depositor in writing, the Trustee will file any such continuation statements solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 3.21. Optional Purchase of Defaulted Mortgage Loans. With respect to any Mortgage Loan which as of the first day of a Fiscal Quarter is delinquent in payment by 90 days or more or is an REO Property, EMC shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided, however, (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Fiscal Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

         In addition, EMC shall have the right to purchase any Mortgage Loan from the Trust for which the first Scheduled Payment due to the Trust after the Closing Date (or after the Subsequent Transfer Date with respect to the Subsequent Mortgage Loans) becomes thirty (30) days past due; provided, however, such Mortgage Loan was purchased by EMC or one of its affiliates from an originator pursuant to a loan purchase agreement that obligated such seller to repurchase such Mortgage Loan if one or more Scheduled Payments becomes thirty
(30) days past due (and such originator has agreed to repurchase such Mortgage
Loan); and provided, further, that such optional purchase shall be exercised no later than the 270th day after such Mortgage Loan is subject to such originator's repurchase obligation. Such purchase shall be made at a price equal to the Repurchase Price.

         If at any time EMC remits to the Paying Agent a payment for deposit in the Distribution Account covering the amount of the Repurchase Price for such a Mortgage Loan, and EMC provides to the Trustee and the Master Servicer a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Distribution Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of EMC, without recourse, to EMC which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. EMC will thereupon own such Mortgage Loan, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.


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         Section 3.22. Prepayment Penalty Verification.

         The Master Servicer acknowledges that, pursuant to the Countrywide Servicing Agreement, on or prior to each Servicer Remittance Date, Countrywide Servicing shall provide in an electronic format acceptable to the Master Servicer the data necessary for the Master Servicer to perform its verification duties set forth in this Section 3.22. The Master Servicer or a third party reasonably acceptable to the Master Servicer and the Depositor (the "Verification Agent") will perform such verification duties and will use its best efforts to issue its findings in a report (the "Verification Report") delivered to the Master Servicer and the Depositor within ten (10) Business Days following the related Distribution Date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the Distribution Date, the Verification Agent may issue and deliver to the Master Servicer and the Depositor the Verification Report upon the completion of its verification duties. The Master Servicer shall forward the Verification Report to Countrywide Servicing and shall notify Countrywide Servicing if the Master Servicer has determined that Countrywide Servicing did not deliver the appropriate Prepayment Charge to the Master Servicer in accordance with the Countrywide Servicing Agreement and this Agreement. Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Mortgage Loan in Loan Group I for which there is a discrepancy. The Master Servicer acknowledges that, pursuant to the Countrywide Servicing Agreement, if Countrywide Servicing agrees with the verified amounts, Countrywide Servicing shall adjust the immediately succeeding servicer report set forth therein and the amount remitted to the Securities Administrator with respect to prepayments accordingly. The Master Servicer acknowledges that, if Countrywide Servicing disagrees with the determination of the Master Servicer, Countrywide Servicing shall, pursuant to the Countrywide Servicing Agreement, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support its position. The Master Servicer acknowledges and agrees that, pursuant to the Countrywide Servicing Agreement and this Agreement, Countrywide Servicing and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Servicer Remittance Date, and Countrywide Servicing will indicate the effect of such resolution on the related servicer report and shall adjust the amount remitted with respect to prepayments on such Servicer Remittance Date accordingly.

         During such time as Countrywide Servicing and the Master Servicer are resolving discrepancies with respect to the Prepayment Charges with respect to Prepayment Charge Loans in Loan Group I, no payments in respect of any disputed Prepayment Charges will be remitted to the Securities Administrator for deposit in the Distribution Account and the Master Servicer shall not be obligated to deposit such payments, unless otherwise required pursuant to Section 8.01 hereof. In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by Countrywide Servicing in accordance with this Section. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by Countrywide Servicing.



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                                   Article IV
                                    Accounts

         Section 4.01. Protected Accounts.

         (a) The Master Servicer shall enforce the obligation of a Servicer to establish and maintain a Protected Account in accordance with the related Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Account shall be deposited, within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof, all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by such Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the related Servicer's own funds (less servicing compensation as permitted by the related Servicing Agreement) and all other amounts to be deposited in the related Protected Account. The related Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the related Protected Account shall be held in a Designated Depository Institution and segregated as a trust account on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

         (b) To the extent provided in the related Servicing Agreement, amounts on deposit in the related Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Distribution Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of such Servicer. Each Servicer (to the extent provided in the related Servicing Agreement) shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         (c) To the extent provided in the related Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the Master Servicer shall (if acting as a successor servicer to a Servicer), or shall cause a Servicer to, withdraw or shall cause to be withdrawn from the related Protected Account, and shall immediately deposit or cause to be deposited in the Distribution Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date, or the related Subsequent Cut-off Date in the case of the related Subsequent Mortgage Loans) with respect to each Mortgage Loan serviced by it:

                (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by a Servicer pursuant to the related Servicing


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         Agreement which were due on or before the related Due Date, net of the amount thereof comprising the related Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

                (ii) Full Principal Prepayments (excluding any Prepayment Charges) and any Liquidation Proceeds received by a Servicer with respect to such Mortgage Loans in the related Prepayment Period (or, in the case of Subsequent Recoveries, during the related Due Period), with interest to the date of prepayment or liquidation, net of the amount thereof comprising the related Servicing Fee; and

                (iii) Partial Principal Prepayments received by a
         Servicer for such Mortgage Loans in the related Prepayment
         Period;

                (iv) All funds collected and received in connection with the operation of any REO Property, and Liquidation Proceeds received upon the final disposition of any REO Property (net of any unreimbursed Monthly Advances, other advances of the Servicer or Master Servicer with respect thereto, and unpaid related Servicing Fees with respect thereto);

                (v) Any amount to be used as a Monthly Advance;

                (vi) Any amounts remitted by a Servicer, not included in a Scheduled Payment, and representing fees or premiums in connection with any lender-paid Primary Mortgage Insurance Policy with respect to any Mortgage Loan covered by a lender-paid Primary Mortgage Insurance Policy; and

                (vii) Any Prepayment Charges on the Prepayment Charge
         Loans.

         (d) Withdrawals may be made from a Protected Account only to make remittances as provided in Section 4.01(c); to reimburse the Master Servicer or a Servicer for Monthly Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Section 4.01(c), certain amounts otherwise due to a Servicer may be retained by them and need not be deposited in the Distribution Account. Amounts received by the Master Servicer or the Securities Administrator in connection with Prepayment Charges on the Prepayment Charge Loans shall be deposited into the Class XP Reserve Account by such party upon receipt thereof.

         (e) The Master Servicer shall not itself waive (or authorize a Servicer to waive, unless a Servicer is allowed to waive in accordance with the terms of the related Servicing Agreement) any Prepayment Charge that the Trust would otherwise be entitled to unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the mortgage debt has been accelerated in connection with a foreclosure or other involuntary payment or
(iv) such waiver is standard and customary in


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servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of a Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge is waived by the Master Servicer, but does not meet the standards described above, then the Master Servicer is required to pay the amount of such waived Prepayment Charge by depositing such amount into the Distribution Account by the immediately succeeding Distribution Account Deposit Date.

         Section 4.02. Distribution Account.

         (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

         (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Paying Agent in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Paying Agent. The Distribution Account shall be an Eligible Account. The Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer). The amount at any time credited to the Distribution Account shall, if invested, be invested in the name of the Trustee, in such Permitted Investments selected by the Master Servicer and the Depositor. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. The investment earnings from Permitted Investments in the Distribution Account for the four days prior to each Distribution Date shall be for the account of the Master Servicer and all other investment earnings shall be for the account of the Depositor. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer or the Depositor, as applicable, shall promptly remit the amount of the loss to the Paying Agent, who shall deposit such amount in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Paying Agent shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Paying Agent) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.




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         Section 4.03. Permitted Withdrawals and Transfers from the Distribution
Account.

         (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the related Servicing Agreement or this Agreement or as the Securities Administrator has instructed hereunder for the following purposes:

                (i) to reimburse the Master Servicer or a Servicer for any Monthly Advance of its own funds or any advance of such Master Servicer's or any Servicers own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                (ii) to reimburse the Master Servicer or a Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or a Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                (iii) to reimburse the Master Servicer or a Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or a Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the related Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Subsection 4.03(a) to the Servicer, and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                (iv) to pay the Master Servicer or a Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which the Master Servicer or the related Servicer would have been entitled to receive under subclause
         (xi) of this Subsection 4.03(a) as servicing compensation on account of each defaulted Scheduled Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;



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                (v)    to pay a Servicer from the Repurchase Price for
         any Mortgage Loan, the amount which such Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation;

                (vi) to reimburse the Master Servicer or a Servicer for advances of funds, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                (vii) to reimburse the Master Servicer or a Servicer for any Nonrecoverable Advance that has not been reimbursed pursuant to clauses (i) and (vi);

                (viii) to pay the Master Servicer as set forth in
         Section 3.14;

                (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and 7.04 (d);

                (x) to pay to the related Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

                (xi) to reimburse or pay a Servicer any such amounts as are due thereto under the related Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

                (xii) to reimburse or pay the Trustee, the Securities Administrator or a Custodian for fees, expenses, costs and liabilities incurred by and reimbursable or payable to it pursuant to this Agreement and not otherwise reimbursable or payable to it;

                (xiii) to pay fees or premiums in connection with any lender-paid Primary Mortgage Insurance Policy with respect to any Mortgage Loan covered by a lender-paid Primary Mortgage Insurance Policy, to the extent such fees or premiums have been remitted to the Master Servicer by a Servicer as a part of any Scheduled Payment or otherwise;

                (xiv)  to remove amounts deposited in error; and

                (xv) to clear and terminate the Distribution Account pursuant to Section 10.01.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (vii), inclusive, and (x) above or with respect to any such amounts which would have been covered by such clauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution


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Account under Section 4.01(c). Reimbursements made pursuant to clauses (viii),
(ix), (xi) and (xii) above will be allocated between the Loan Groups, pro rata based on the aggregate Scheduled Principal Balances of the Mortgage Loans in each Loan Group.

         (c) On each Distribution Date, the Paying Agent shall distribute the Available Funds to the extent on deposit in the Distribution Account to the Holders of the Certificates (other than the Residual Certificates) in accordance with distribution instructions provided to it by the Securities Administrator (if the Paying Agent and the Securities Administrator are not the same Person) no later than two Business Days prior to such Distribution Date and determined by the Securities Administrator in accordance with Section 6.01.

         Section 4.04. Basis Risk Reserve Fund.

         (a) On the Closing Date, the Paying Agent shall establish and maintain, in trust for the benefit of the holders of the Adjustable Rate Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Basis Risk Reserve Fund, Wells Fargo Bank, N.A., as Paying Agent for the benefit of holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3" (the "Basis Risk Reserve Fund"). On each Distribution Date, the Paying Agent shall transfer from the Distribution Account to the Basis Risk Reserve Fund the amounts specified pursuant to Section 6.01(A)(a)(iii) and Section 6.01(B)(a)(iii). On each Distribution Date, to the extent required, the Paying Agent shall make withdrawals from the Basis Risk Reserve Fund and use the amounts in the Basis Risk Reserve Fund to make distributions to each Class of related Adjustable Rate Certificates in an amount equal to the amount of any Basis Risk Shortfall Carry Forward Amount on such Certificates, pursuant to
Section 6.01(A)(a)(iii) and Section 6.01(B)(a)(iii). Any such amounts transferred with respect to a Loan Group shall be treated for federal tax purposes as amounts distributed to the related B-IO Certificateholders as transferee thereof. For federal tax return and information reporting purposes, the rights of the Holders of the Adjustable Rate Certificates to receive such distributions shall be assigned a value determined by the Depositor and reported by it to the Securities Administrator.

         (b) The Basis Risk Reserve Fund shall be an Eligible Account. Amounts held in the Basis Risk Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Basis Risk Reserve Fund pursuant to this Section 4.04, Section 6.01(A)(a)(iii) and Section 6.01(B)(a)(iii). The Basis Risk Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Basis Risk Reserve Fund, and for all federal tax purposes, amounts with respect to a Loan Group transferred by the REMICs to the Basis Risk Reserve Fund shall be treated as amounts distributed by the REMICs to the related Class B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Basis Risk Reserve Fund.

         (c) The Paying Agent will invest funds deposited in the Basis Risk Reserve Fund with respect to a Loan Group as directed by the related Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Basis Risk Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an



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Affiliate of the Paying Agent manages or advises such Permitted Investment, or
(ii) no later than the date on which such funds are required to be withdrawn from the Basis Risk Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the related Class B-IO Certificateholders, then the related funds in the Basis Risk Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Basis Risk Reserve Fund shall be for the sole and exclusive benefit of the related Class B-IO Certificateholders and shall be remitted by the Paying Agent to the related Class B-IO Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The related Class B-IO Certificateholders shall deposit in the Basis Risk Reserve Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Section 4.05. The Reserve Fund and the Cap Contracts.

         The Depositor hereby directs the Trustee to execute, deliver and perform its obligations under the Cap Contracts on behalf of the Trust Fund. Amounts payable by the Trust Fund on the Closing Date pursuant to the Cap Contracts shall be paid by the Sponsor. The Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations with respect to such Cap Contracts, including, without limitation, for making any payments thereunder. The Sponsor, the Depositor, the Servicers and the applicable Certificateholders by their acceptance of such Certificates acknowledge and agree that the Trustee shall execute, deliver and perform its obligations under the Cap Contracts and shall do so solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

         The Paying Agent shall establish and maintain in the name of the Holders of the Class I-A-2 Certificates, Class I-A-3 Certificates and each Class of Group II Adjustable Rate Certificates, the Reserve Fund as a segregated trust account. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Reserve Fund shall be treated as amounts distributed by the REMICs to the related Class B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Reserve Fund.

         The Paying Agent will invest funds deposited in the Reserve Fund as directed by the related Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the related Class B-IO Certificateholders, then funds in the Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Reserve Fund shall be for the sole and



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exclusive benefit of the related Class B-IO Certificateholders and shall be remitted by the Paying Agent to the related Class B-IO Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class B-IO Certificateholders shall deposit in the Reserve Fund their pro rata share of the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Loan Group I.

         Any Cap Contract Payment Amounts made by the Cap Contract Provider pursuant to the Cap Contracts with respect to the Class I-A-2 and Class I-A-3 Certificates and a Distribution Date shall be deposited by the Paying Agent into the Reserve Fund and distributed by the Paying Agent on the related Distribution Date in the following order of priority, in each case to the extent of related amounts available:

                first, (i) to the Holders of the Class I-A-2 and Class I-A-3 Certificates, pro rata, any related Basis Risk Shortfall Carry Forward Amount for such Distribution Date, to the extent not covered by related Net Monthly Excess Cashflow for such Distribution Date;

                second, (i) to the Holders of the Class I-A-2 and Class I-A-3 Certificates, pro rata, any Current Interest and Interest Carry Forward Amount for each such Class to the extent not covered by related Interest Funds or Net Monthly Excess Cashflow on such Distribution Date;

                third, from any remaining amounts, to the Holders of the Class I-B-IO Certificates.

         Loan Group II.

         Any Cap Contract Payment Amounts made by the Cap Contract Provider pursuant to the Cap Contracts with respect to the Group II Adjustable Rate Certificates and a Distribution Date shall be deposited by the Paying Agent into the Reserve Fund and distributed by the Paying Agent on the related Distribution Date in the following order of priority, in each case to the extent of related amounts available:

                first, (i) from Cap Contract Payment Amounts related to the Class II-A Certificates (other than the Class II-A-3B Certificates), to the Holders of each such Class of Class II-A Certificates, pro rata,
         (ii) from Cap Contract Payment Amounts related to the Class II-A-3B Certificates, to the Holders of the Class II-A-3B Certificates, and
         (iii) from Cap Contract Payment Amounts related to each respective Class of Class II-B Certificates, to the Holders of the related Class II-B Certificates, any related Basis Risk Shortfall Carry Forward Amount for such Distribution Date, to the extent not covered by related Net Monthly Excess Cashflow for such Distribution Date;

                second, (i) from any remaining Cap Contract Payment Amounts related to the Class II-A Certificates (other than the Class II-A-3B Certificates), to the Holders of each such Class of Class II-A Certificates, pro rata, (ii) from any remaining Cap Contract Payment Amounts related to the Class II-A-3B Certificates, to the Holders of the Class


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


         II-A-3B Certificates, and (iii) from any remaining Cap Contract Payment Amounts related to each respective Class of Class II-B Certificates, to the Holders of the related Class II-B Certificates, any Current Interest and Interest Carry Forward Amount for each such Class to the extent not covered by related Interest Funds or Net Monthly Excess Cashflow on such Distribution Date;

                third, from any remaining Cap Contract Payment Amounts related to any Group II Adjustable Rate Certificates, (i) to the Holders of the Class II-A Certificates, pro rata, and thereafter (ii) to the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, in that order, to the extent not paid pursuant to clauses first or second above;

                fourth, from any remaining amounts, to the Holders of the Class II-B-IO Certificates.

         Section 4.06. Final Maturity Reserve Account.

         No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Holders of the Group I Certificates (other than the Grantor Trust Certificates), the Final Maturity Reserve Account as a segregated trust account. The Final Maturity Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class I-B-IO Certificateholders shall be the owners of the Final Maturity Reserve Account, and for all federal tax purposes, amounts transferred by the REMICs to the Final Maturity Reserve Account shall be treated as amounts distributed by the REMICs to the Class I-B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Final Maturity Reserve Account.

         The Paying Agent will invest funds deposited in the Final Maturity Reserve Account as directed by the Class I-B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Final Maturity Reserve Account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Final Maturity Reserve Account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class I-B-IO Certificateholders, then funds in the Final Maturity Reserve Account shall remain uninvested. All income and gain realized from investment of funds deposited in the Final Maturity Reserve Account shall be for the sole and exclusive benefit of the Class I-B-IO Certificateholders and shall be remitted by the Paying Agent to the Class I-B-IO Certificateholders on the next Distribution Date. The Class I-B-IO Certificateholders shall deposit in the Final Maturity Reserve Account their pro rata share of the amount of any related net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         If, on the Distribution Date occurring in May 2017, or on any Distribution Date thereafter, any Group I Certificates are outstanding, and the aggregate Scheduled Principal


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Balance of the Mortgage Loans in Loan Group I with original terms of maturity in excess of 30 years is greater than or equal to the related scheduled amount set forth in Schedule C to this Agreement with respect to such Distribution Date, then the Securities Administrator shall deposit into the Final Maturity Reserve Account, from Available Funds with respect to Loan Group I for such Distribution Date, prior to any distributions of interest to the Group I Certificates, the Coupon Strip for such Distribution Date, in accordance with the payment priority set forth in Section 6.01(A)(a)(i)(first).

         If, on any Distribution Date, any amounts on deposit in the Final Maturity Reserve Account exceed the lesser of (i) the aggregate Certificate Principal Balance of the Group I Certificates (other than the Grantor Trust Certificates) as of such date, and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I with original terms to maturity in excess of 30 years as of such date, an amount equal to such excess shall be shall be distributed by the Securities Administrator to the Class I-B-IO Certificates on such Distribution Date as a part of the Class I-B-IO Distribution Amount.

         On the earlier of the Distribution Date occurring in April 2037 and the Distribution Date on which the final distribution of payments from the Mortgage Loans in Loan Group I and the other assets in the Trust with respect to Loan Group I is expected to be made, funds on deposit in the Final Maturity Reserve Account shall be distributed to the Group I Certificates in the following order of priority and the Final Maturity Reserve Account shall be closed:

                first, to each Class of Group I Senior Certificates, in accordance with the payment priorities set forth in Section 6.01(A)(a)(ii), until the Certificate Principal Balance of each such Class is reduced to zero, after giving effect to principal distributions on such Distribution Date;

                second, to each Class of Group I Subordinate Certificates, in accordance with the payment priorities set forth in Section 6.01(A)(a)(ii), until the Certificate Principal Balance of each such Class is reduced to zero, after giving effect to principal distributions on such Distribution Date;

                third, to each Class of Group I Senior Certificates, any Current Interest and Interest Carry Forward Amount for each such Class remaining unpaid after giving effect to distributions of related Interest Funds on such Distribution Date, in accordance with the payment priorities set forth in Section 6.01(A)(a)(i);

                fourth, to each Class of Group I Subordinate Certificates, any Current Interest and Interest Carry Forward Amount for each such Class remaining unpaid after giving effect to distributions of related Interest Funds on such Distribution Date, in accordance with the payment priorities set forth in Section 6.01(A)(a)(i) and (iii);

                fifth, to each Class of Group I Senior Certificates and Group
         II Subordinate Certificates, any related Basis Risk Shortfall Carry Forward Amount for each such Class remaining unpaid after giving effect to the distributions on such Distribution Date, in accordance with payment priorities set forth in Sections 6.01(A)(a)(iii); and

                sixth, to the Class I-B-IO Certificates, any remaining amount.


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         Section 4.07. Supplemental Fund.

         (a) No later than the initial Distribution Date, the Paying Agent shall establish and maintain, in trust for the benefit of the holders of the Group I Adjustable Rate Certificates and Group II Adjustable Rate Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Supplemental Fund, Wells Fargo Bank, National Association, as Paying Agent for the benefit of holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3" (the "Supplemental Fund"). The Supplemental Fund shall be an Eligible Account or a sub-account of an Eligible Account. No later than the initial Distribution Date, the Depositor shall pay to the Paying Agent an amount equal to $25,000, with respect to Loan Group I, and $25,000, with respect to Loan Group II, which shall be deposited by the Paying Agent into the Supplemental Fund. Pursuant to Section 6.01, on the initial Distribution Date, amounts on deposit in the Supplemental Fund with respect to a Loan Group will be withdrawn from the Supplemental Fund and paid to the related Adjustable Rate Certificates to the extent that Accrued Certificate Interest on the related Adjustable Rate Certificates on the initial Distribution Date is reduced by application of the related Net Rate Cap on such initial Distribution Date. Amounts paid from the Supplemental Fund related to a Loan Group on the initial Distribution Date will be entitled to be replenished on each future Distribution Date from the related Available Funds otherwise payable as interest on such Distribution Date to the related Class B-IO Certificates (as provided in Section 6.01(A)(a)(iii) and Section 6.01(B)(a)(iii), respectively), until the Supplemental Fund has been restored to the related amounts deposited therein on the Closing Date. On the Distribution Date immediately following the date on which the aggregate of the amounts replenished to the Supplemental Fund equals $25,000 with respect to each Loan Group, all amounts then on deposit in the Supplemental Fund will be distributed to the Depositor or its designee (as set forth in the preceding sentence), and following such distribution the Supplemental Fund will be terminated.

         (b) The Paying Agent will invest funds deposited in the Supplemental Fund as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Supplemental Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent is the obligor for such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Supplemental Fund pursuant to this Agreement, if the Paying Agent or an affiliate of the Paying Agent is the obligor for such Permitted Investment (or, if no written direction is received by the Paying Agent from the Depositor, then funds in the Supplemental Fund shall remain uninvested). For federal income tax purposes, the Depositor shall be the owner of the Supplemental Fund and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Supplemental Fund be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Supplemental Fund, which investment shall be made solely upon the written direction of the Depositor, shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Paying Agent to the Depositor within one Business Day after the termination of the Supplemental Fund. The Depositor shall deposit in the Supplemental Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.


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         Section 4.08. Class XP Reserve Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Holders of the Class XP Certificates, the Class XP Reserve Account as a segregated trust account. On the Closing Date, the Depositor shall deposit $100 into the Class XP Reserve Account with respect to each Class of Class XP Certificates which amount shall be transferred to the Distribution Account for distribution to the Class XP Certificates, pro rata, on the initial Distribution Date. Funds on deposit in the Class XP Reserve Account shall be held in trust by the Paying Agent for the holders of the related Class XP Certificates. The Class XP Reserve Account will not represent an interest in any REMIC.

         (b) Any amount on deposit in the Class XP Reserve Account shall be held uninvested. On the Business Day prior to each Distribution Date, the Paying Agent shall withdraw the amount then on deposit in the Class XP Reserve Account received in respect of Prepayment Charge Loans from each Loan Group, and deposit such amount into the Distribution Account, with such amounts with respect to the related Loan Group to be distributed to the Holders of the related Class I-XP and Class II-XP Certificates in accordance with Section 6.01(A)(b) and Section 6.01(B)(b), respectively. In addition, on the earlier of (x) the Business Day prior to the Distribution Date on which all the assets of the related Loan Group are repurchased as described in Section 10.01(a) and (y) the Business Day prior to the Distribution Date occurring in June 2010, the Paying Agent shall withdraw the amount on deposit in the Class XP Reserve Account with respect to the related Loan Group, deposit such amount into the Distribution Account and distribute such amount to the related Class XP Certificates on such Distribution Date in accordance with Section 6.01(A)(b) or Section 6.01(B)(b), respectively, and, following such withdrawal, the Class XP Reserve Account with respect to such Loan Group shall be closed.

         (c) The Class XP Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs.

         Section 4.09. Group I Pre-Funding Account and Group I Pre-Funding Reserve Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or sub-account of a trust account, which shall be titled "Group I Pre-Funding Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3" (the "Group I Pre-Funding Account"). The Group I Pre-Funding Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group I Pre-Funding Account and retain therein the Group I Pre-Funded Amount remitted on the Closing Date to the Paying Agent by the Depositor. Funds deposited in the Group I Pre-Funding Account shall be held in trust by the Paying Agent for the related Certificateholders for the uses and purposes set forth herein.

         (b) The Paying Agent will invest funds deposited in the Group I Pre-Funding Account as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such


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

funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub-account of a trust account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment (or, if no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Depositor, then funds in such account shall remain uninvested). For federal income tax purposes, the Depositor or its designee shall be the owner of the Group I Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Group I Pre-Funding Account shall be transferred to the Group I Interest Coverage Account at the following times: (i) on the Business Day immediately preceding each Distribution Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Distribution Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, (ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Subsequent Transfer Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment or (iii) within one (1) Business Day of the Paying Agent's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.11(b) hereof. The Depositor or its designee shall deposit in the Group I Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. At no time will the Group I Pre-Funding Account be an asset of any REMIC created hereunder.

         (c) Amounts on deposit in the Group I Pre-Funding Account shall be withdrawn by the Paying Agent as follows:

                (i) On any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group I Pre-Funding Account an amount equal to 100% of the Scheduled Principal Balances of the Subsequent Mortgage Loans in Loan Group I transferred and assigned to the Trustee on such Subsequent Transfer Date, and shall pay such amount to or upon the order of the Sponsor upon satisfaction of the conditions set forth in Section 2.09 with respect to such transfer and assignment;

                (ii) If the amount on deposit in the Group I Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Paying Agent shall deposit into the Group I Pre-Funding Reserve Account any amounts remaining in the Group I Pre-Funding Account (exclusive of investment income) for distribution in accordance with the terms hereof;

                (iii) To withdraw any amount not required to be deposited in the Group I Pre-Funding Account or deposited therein in error; and

                  (iv) Upon the earliest of (i) the reduction of the Current Principal Amount of the Certificates to zero or (ii) the termination of this Agreement in


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

         accordance with Section 10.01, to withdraw (and deposit in the Group I Pre-Funding Reserve Account) any amount remaining on deposit in the Group I Pre-Funding Account for payment to the related
         Certificateholders, in accordance with the payment priorities set forth in Section 6.01(A)(a)(ii), and any remaining amount shall thereafter be paid to the Depositor.

         Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC I on the date of withdrawal.

         (d) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group I Pre-Funding Reserve Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3" (the "Group I Pre-Funding Reserve Account"). The Group I Pre-Funding Reserve Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Group I Pre-Funding Reserve Account and retain therein any funds remaining in the Group I Pre-Funding Account at the close of business on such day. Funds deposited in the Group I Pre-Funding Reserve Account shall be held in trust by the Paying Agent for the related Certificateholders for the uses and purposes set forth herein.

         (e)    The Paying Agent shall not invest funds deposited in the Group
I Pre-Funding Reserve Account. The Group I Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC I. The funds on deposit in the Group I Pre-Funding Reserve Account shall, on the Distribution Date immediately following the termination of the Pre-Funding Period, be transferred by the Paying Agent to the Distribution Account to be included as part of principal distributions to the related Certificateholders on such Distribution Date.

         Section 4.10. Group II Pre-Funding Account and Group II Pre-Funding Reserve Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or sub-account of a trust account, which shall be titled "Group II Pre-Funding Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3" (the "Group II Pre-Funding Account"). The Group II Pre-Funding Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group II Pre-Funding Account and retain therein the Group II Pre-Funded Amount remitted on the Closing Date to the Paying Agent by the Depositor. Funds deposited in the Group II Pre-Funding Account shall be held in trust by the Paying Agent for the related Certificateholders for the uses and purposes set forth herein.

         (b) The Paying Agent will invest funds deposited in the Group II Pre-Funding Account as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such


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

investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub-account of a trust account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment (or, if no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Depositor, then funds in such account shall remain uninvested). For federal income tax purposes, the Depositor or its designee shall be the owner of the Group II Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Group II Pre-Funding Account shall be transferred to the Group II Interest Coverage Account at the following times: (i) on the Business Day immediately preceding each Distribution Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Distribution Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, (ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Subsequent Transfer Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment or (iii) within one (1) Business Day of the Paying Agent's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.12(b) hereof. The Depositor or its designee shall deposit in the Group II Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. At no time will the Group II Pre-Funding Account be an asset of any REMIC created hereunder.

         (c) Amounts on deposit in the Group II Pre-Funding Account shall be withdrawn by the Paying Agent as follows:

                (i) On any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group II Pre-Funding Account an amount equal to 100% of the Scheduled Principal Balances of the Subsequent Mortgage Loans in Loan Group II transferred and assigned to the Trustee on such Subsequent Transfer Date, and shall pay such amount to or upon the order of the Sponsor upon satisfaction of the conditions set forth in Section 2.09 with respect to such transfer and assignment;

                (ii) If the amount on deposit in the Group II Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Paying Agent shall deposit into the Group II Pre-Funding Reserve Account any amounts remaining in the Group II Pre-Funding Account (exclusive of investment income) for distribution in accordance with the terms hereof;

                (iii) To withdraw any amount not required to be deposited in the Group II Pre-Funding Account or deposited therein in error; and

                (iv) Upon the earliest of (i) the reduction of the Current Principal Amount of the Certificates to zero or (ii) the termination of this Agreement in accordance with Section 10.01, to withdraw (and deposit in the Group II Pre-


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

         Funding Reserve Account) any amount remaining on deposit in the Group II Pre-Funding Account for payment to the related Certificateholders, in accordance with the payment priorities set forth in Section 6.01(B)
         (a)(ii), and any remaining amount shall thereafter be paid to the Depositor.

         Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC I on the date of withdrawal.

         (d) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group II Pre-Funding Reserve Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3" (the "Group II Pre-Funding Reserve Account"). The Group II Pre-Funding Reserve Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Group II Pre-Funding Reserve Account and retain therein any funds remaining in the Group II Pre-Funding Account at the close of business on such day. Funds deposited in the Group II Pre-Funding Reserve Account shall be held in trust by the Paying Agent for the related Certificateholders for the uses and purposes set forth herein.

         (e) The Paying Agent shall not invest funds deposited in the Group II Pre-Funding Reserve Account. The Group II Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC I. The funds on deposit in the Group II Pre-Funding Reserve Account shall, on the Distribution Date immediately following the termination of the Pre-Funding Period, be transferred by the Paying Agent to the Distribution Account to be included as part of principal distributions to the related Certificateholders on such Distribution Date.

         Section 4.11. Group I Interest Coverage Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group I Interest Coverage Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3" (the "Group I Interest Coverage Account"). The Group I Interest Coverage Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group I Interest Coverage Account and retain therein the Group I Interest Coverage Amount remitted on the Closing Date to the Paying Agent by the Depositor, and all income and gain realized from investment of funds deposited in the Group I Pre-Funding Account as set forth in Section 4.09(b). Funds deposited in the Group I Interest Coverage Account shall be held in trust by the Paying Agent for the Holders of the related Certificates, for the uses and purposes set forth herein.

         (b) For federal income tax purposes, the Depositor shall be the owner of the Group I Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Group I Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in


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


the Group I Interest Coverage Account, which investment shall be made solely upon the written direction of the Depositor, shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Paying Agent to the Depositor no later than the first Distribution Date following receipt of such income and gain by the Paying Agent. If no written direction with respect to such investment shall be received by the Paying Agent from the Depositor, then funds in such Account shall remain uninvested. The Depositor shall deposit in the Group I Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

         (c) On each Distribution Date during the Pre-Funding Period and on the day of termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Group I Interest Coverage Account and deposit in the Distribution Account an amount equal to 30 days' interest on the excess, if any, of the Group I Pre-Funded Amount over the aggregate Scheduled Principal Balance of Subsequent Mortgage Loans in Loan Group I that both (i) had a Due Date during the Due Period relating to such Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable, and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs, at a per annum rate equal to the weighted average of the Net Rates of those Subsequent Mortgage Loans in Loan Group I. Such withdrawal and deposit shall be treated as a contribution of cash by the Depositor to REMIC I on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Subsequent Mortgage Loans in Loan Group I to the Trust on any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group I Interest Coverage Account and remit to the Depositor or its designee an amount equal to the excess, if any, of the amount remaining in such Group I Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the second preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or on the day of termination of the Pre-Funding Period, if no Subsequent Mortgage Loans in Loan Group I were acquired by the Trust Fund after the end of the Due Period relating to the current Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable. On the day of termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Group I Interest Coverage Account and remit to the Depositor or its designee the amount remaining in such Group I Interest Coverage Account after payment of the amount required to be withdrawn therefrom pursuant to the second preceding sentence on the day of termination of the Pre-Funding Period.

         (d) Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Group I Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Paying Agent and paid to the Depositor or its designee.

         Section 4.12. Group II Interest Coverage Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group II Interest Coverage Account, Wells Fargo Bank, N.A., as Paying Agent for the


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


registered holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3" (the "Group II Interest Coverage Account"). The Group II Interest Coverage Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group II Interest Coverage Account and retain therein the Group II Interest Coverage Amount remitted on the Closing Date to the Paying Agent by the Depositor, and all income and gain realized from investment of funds deposited in the Group II Pre-Funding Account as set forth in Section 4.10(b). Funds deposited in the Group II Interest Coverage Account shall be held in trust by the Paying Agent for the Holders of the related Certificates, for the uses and purposes set forth herein.

         (b) For federal income tax purposes, the Depositor shall be the owner of the Group II Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Group II Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Group II Interest Coverage Account, which investment shall be made solely upon the written direction of the Depositor, shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Paying Agent to the Depositor no later than the first Distribution Date following receipt of such income and gain by the Paying Agent. If no written direction with respect to such investment shall be received by the Paying Agent from the Depositor, then funds in such Account shall remain uninvested. The Depositor shall deposit in the Group II Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

         (c) On each Distribution Date during the Pre-Funding Period and on the day of termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Group II Interest Coverage Account and deposit in the Distribution Account an amount equal to 30 days' interest on the excess, if any, of the Group II Pre-Funded Amount over the aggregate Scheduled Principal Balance of Subsequent Mortgage Loans in Loan Group II that both (i) had a Due Date during the Due Period relating to such Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable, and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs, at a per annum rate equal to the weighted average of the Net Rates of those Subsequent Mortgage Loans in Loan Group II. Such withdrawal and deposit shall be treated as a contribution of cash by the Depositor to REMIC I on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Subsequent Mortgage Loans in Loan Group II to the Trust on any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group II Interest Coverage Account and remit to the Depositor or its designee an amount equal to the excess, if any, of the amount remaining in such Group II Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the second preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or on the day of termination of the Pre-Funding Period, if no Subsequent Mortgage Loans in Loan Group II were acquired by the Trust Fund after the end of the Due Period relating to the current Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable. On the day of termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Group II Interest Coverage Account and remit to the Depositor or its designee the amount remaining in such Group II Interest Coverage Account after


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payment of the amount required to be withdrawn therefrom pursuant to the second preceding sentence on the day of termination of the Pre-Funding Period.

         (d) Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Group II Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Paying Agent and paid to the Depositor or its designee.























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                                   Article V
                                  Certificates

         Section 5.01. Certificates.

         (a) The Depository and the Depositor have entered into a Depository Agreement dated as of the Closing Date (the "Depository Agreement"). Except for the Residual Certificates and the Individual Certificates and as provided in Subsection 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Certificate Registrar except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Certificate Registrar, as agent of the Depositor, shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Certificate Registrar, as agent of the Depositor, may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

         The Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Certificate Registrar cause such Class to become Global Certificates, the Certificate Registrar and the Depositor will take such action as may be reasonably required to cause the Depository to accept such Class or Classes of Certificates for trading if it may legally be so traded.

         All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) If (i)(A) the Depositor advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Certificate Registrar or the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor at its option advises the Certificate Registrar, as agent of the Depositor, in writing that it elects to terminate the book-entry system through the Depository, the Certificate Registrar, as agent of the Depositor, shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar, as agent of the Depositor, of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall issue the definitive Certificates.

         In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a definitive Certificate evidencing such Certificate Owner's interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent interest in fully registered definitive form. Upon receipt by the Certificate Registrar, as agent of the Depositor, of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Current Principal Balance or Notional Amount, as applicable, being exchanged, the registered holder of and delivery instructions for the definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall execute and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's interest in such Class of Certificates and (ii) the Certificate Registrar shall execute a new Book-Entry Certificate reflecting the reduction in the aggregate Current Principal Balance or Notional Amount, as applicable, of such Class of Certificates by the amount of the definitive Certificates.

         Neither the Depositor nor the Certificate Registrar shall be liable for any delay in the delivery of any instructions required pursuant to this Section 5.01(b) and may conclusively rely on, and shall be protected in relying on, such instructions.

         (c) (i) REMIC I will be evidenced by (x) the Class I-X, Class I-Q, Class I-XP and Class II-XP interests (together, the "REMIC I Regular Interests"), which (i) will be uncertificated and non-transferable, and
         (ii) are hereby designated as the "regular interests" in REMIC I and
         (y) the Class R-I REMIC I Interest, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-I Interest, the "REMIC I Interests"). Principal shall be paid on, and realized losses allocated to, the Class I-Q REMIC I Regular Interest until its principal balance has been reduced to zero, and then to the Class I-X REMIC I Regular Interests (in accordance with their respective principal balances). The REMIC I Regular Interests shall be recorded on the records of REMIC I as being issued to and held by the Trustee on behalf of REMIC II. The REMIC I Interests will have the following designations, initial principal balances and pass-through rates:

                                                                   Pass-
              REMIC I                                             Through
             Interests         Initial Principal Balance           Rate
         ---------------    -------------------------------     ------------
               I-X-1                   $352,392,683                 (1)
               I-X-2                   $359,797,637                 (1)
                I-Q                    $969,897,875                 (1)
              I-XP-1                            100                 (2)
              I-XP-2                            100                 (3)
               II-XP                            100                 (4)
                R-I                             N/A               N/A(5)

         ________

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


                (1) The weighted average of the Net Mortgage Rates of the Mortgage Loans.

                (2) This Interest will not bear any interest, but will be entitled to receive 100% of any Prepayment Charges on the Mortgage Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months from origination, to the extent not retained by the related Servicer pursuant to its Servicing Agreement. This interest will not represent an interest in any REMIC; it will instead represent an interest in the Trust constituted by this Agreement to receive such Prepayment Charges.

                (3) This Interest not bear any interest, but will be entitled to receive 100% of any Prepayment Charges on the Mortgage Loans in Loan Group I having Hard Prepayment Charges for a term of 3 years or 30 months from origination, to the extent not retained by the related Servicer pursuant to its Servicing Agreement. This interest will not represent an interest in any REMIC; it will instead represent an interest in the Trust constituted by this Agreement to receive such Prepayment Charges.

                (4) This Interest will not bear any interest, but will be entitled to receive 100% of any Prepayment Charges on the Prepayment Charge Loans in Loan Group II, to the extent not retained by the related Servicer pursuant to its Servicing Agreement. This interest will not represent an interest in any REMIC; it will instead represent an interest in the Trust constituted by this Agreement to receive such Prepayment Charges.

                (5) The Class R-I Interest does not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-I Interest.

                (ii) REMIC II will be evidenced by (x) the Classes of REMIC II Interests set forth in the table below, all of which, other than the Class R-II REMIC II Interest, are hereby designated as the "regular interests" in REMIC II (the "REMIC II Regular Interests"), and will be uncertificated and non-transferable and (y) the Class R-II Interest, which is hereby designated as the single "residual interest" in REMIC II (the REMIC II Regular Interests, together with the Class R-II Interest, the "REMIC II Interests"). The REMIC II Regular Interests shall be recorded on the records of REMIC II as being issued to and held by the Trustee on behalf of REMIC III.

                       Interest on the REMIC II Regular Interests that corresponds to interest on the Mortgage Loans that is allocable to payments of principal on the Certificates (the "Turbo Amount") will not be paid directly as principal to the REMIC II Regular Interests, but instead a portion of the interest otherwise payable with respect to the Class II-Q REMIC II Regular Interest which equals 0.1% of the Turbo Amount will be payable as a reduction of the principal balances of the other REMIC II Regular Interests (other than the Class I-X-1 and I-X-2 REMIC II Regular Interests) in the same proportions that the Turbo Amount is allocated among the respective Classes of Certificates with the corresponding designations, and will be accrued and added to principal on the Class II-Q REMIC II Regular Interest.

                       Principal payments on the REMIC I Regular Interests held by REMIC II shall be allocated 0.1% to the REMIC II Regular Interests (other than the Class I-X-1, I-X-2 and Class II-Q REMIC II Regular Interests). The remaining 99.9% shall be allocated to Class II-Q REMIC II Regular Interest. The aggregate amount of principal allocated to the REMIC II Regular Interests (other than the Class I-X-1, I-X-2 and Class II-Q REMIC II Regular Interests) shall be apportioned among such REMIC II Regular Interests in the same proportions as principal is payable with respect to the respective Classes of Certificates with the corresponding designations. Notwithstanding the above, principal payments on REMIC II Regular Interests that are attributable to an Excess Overcollateralization Amount shall be allocated to the Class II-Q REMIC II Regular Interest. Realized losses shall be applied such that after all distributions have been made on such Distribution Date (i) the principal balances of the REMIC II Regular Interests (other than the Class I-X-1, I-X-2 and Class II-Q REMIC II Regular Interests) are each 0.1% of the principal balances of the respective Classes of Certificates with the corresponding designations, and (ii) the principal balance of the Class II-Q REMIC II Regular Interest is equal to the principal balance of the Mortgage Loans, less an amount equal to 0.1% of the aggregate Certificate Principal Balances of the Offered Certificates (other than the Interest-Only Certificates).

                       The REMIC II Certificates will have the following designations, initial principal balances, pass-through rates and allocations of interest:

                                                      Pass-         Allocation
          REMIC II          Initial                  Through            of
          Interests      Principal Balance             Rate          Interest
         ------------  ---------------------       ------------   --------------
            I-A-1             $ 217,802                 (2)           (3),(4)
            I-A-2             $ 123,036                 (2)           (3),(4)
            I-A-3             $ 309,039                 (2)           (3),(4)
           I-A-4A             $ 31,235                  (2)           (3),(4)
           I-A-4B             $ 50                      (2)           (3),(4)
            I-A-5             $ 50,000                  (2)           (3),(4)
            I-B-1             $ 22,350                  (2)           (3),(4)
            I-B-2             $ 19,613                  (2)           (3),(4)
            I-B-3             $ 6,386                   (2)           (3),(4)
            I-B-4             $ 11,406                  (2)           (3),(4)
            I-B-5             $ 5,473                   (2)           (3),(4)
            I-B-6             $ 4,561                   (2)           (3),(4)
            I-B-7             $ 6,386                   (2)           (3),(4)
            I-B-8             $ 4,561                   (2)           (3),(4)
            I-B-9             $ 5,017                   (2)           (3),(4)
           II-A-1             $ 414,334                 (2)           (3),(4)
           II-A-2             $ 207,167                 (2)           (3),(4)
           II-A-3A            $ 15,733                  (2)           (3),(4)
           II-A-3B            $ 53,323                  (2)           (3),(4)
           II-B-1             $ 27,715                  (2)           (3),(4)
           II-B-2             $ 15,012                  (2)           (3),(4)
           II-B-3             $ 3,849                   (2)           (3),(4)
           II-B-4             $ 7,314                   (2)           (3),(4)
           II-B-5             $ 3,849                   (2)           (3),(4)
           II-B-6             $ 13,472                  (2)           (3),(4)
            I-X-1             $ 352,392,683(1)          (5)           (5)
            I-X-2             $ 359,797,637(1)          (6)           (6)
            II-Q              $ 1,680,428,327           (2)           (3),(4)

                                                      Pass-         Allocation
          REMIC II          Initial                  Through            of
          Interests      Principal Balance             Rate          Interest
         ------------  ---------------------       ------------   --------------
           I-XP-1              $ 100                    N/A(7)          ---
           I-XP-2              $ 100                    N/A(8)          ---
            II-XP              $ 100                    N/A(9)          ---
            R-II              N/A(10)                   N/A(10)         ---
         _______________
                (1)    Notional Balance.

                (2) The pass-through rate on this REMIC II Regular Interest shall at any time of determination equal the weighted average of the pass-through rates of the Class I-X-1, Class I-X-2 and Class I-Q REMIC I Regular Interests, where the interest rate on the Class I-X-1 REMIC I Regular Interest is reduced for purposes of this computation by the lesser of (x) 0.080%, and (y) all the interest on such Class, expressed as a per annum rate, and where the interest rate on the Class I-X-2 REMIC I Regular Interest is reduced for purposes of this computation by the lesser of (x) 0.500%, and (y) all the interest on such Class, expressed as a per annum rate.

                (3) Except as provided in note (4) below, interest with respect to this REMIC II Regular Interest will be allocated to the Certificates having the corresponding Class designation in the same proportion as interest is payable on such Certificates.

                (4) Any interest with respect to this REMIC II Regular Interest -- in excess of the product of (i) 1,000 times the weighted average coupon of the REMIC II Regular Interests (other than the Class I-X-1 and I-X-2 REMIC II Regular Interests), where each such REMIC II Regular Interest (other than the Class II-Q REMIC II Regular Interest) is first subject to a cap and floor equal to the Pass-Through Rates of the Certificates having the corresponding Class designation, and the Class II-Q REMIC II Regular Interest is subject to a cap equal to 0%, and (ii) the principal balance of this REMIC II Regular Interest, will be allocated to the Class B-IO Certificates. In addition, an amount equal to the Initial Overcollateralization Amount shall be allocated to the Class B-IO Certificates on the first Distribution Date. The Class B-IO Certificates shall be subordinated to the extent provided in
         Section 6.01.

                (5) This REMIC II Regular Interest pays interest equal to 8 basis points of the interest paid on the Class I-X-1 REMIC I Regular Interest (or the total interest paid on the Class I-X-1 REMIC I Regular Interest, if less). Interest with respect to this REMIC II Regular Interest shall be allocated entirely to the Class I-X-1 Certificates.

                (6) This REMIC II Regular Interest pays interest equal to 50 basis points of the interest paid on the Class I-X-2 REMIC I Regular Interest (or the total interest paid on the Class I-X-2 REMIC I Regular Interest, if less). Interest with respect to this REMIC II Regular Interest shall be allocated entirely to the Class I-X-2 Certificates.

                (7) This REMIC II Regular Interest will be entitled to receive 100% of any Prepayment Charges on the Mortgage Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months, from origination, to the extent not retained by the related Servicer pursuant to its Servicing Agreement.

                (8) This Interest will not bear any interest, but will be entitled to receive 100% of any Prepayment Charges on the Mortgage Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months from origination, to the extent not retained by the related Servicer pursuant to its Servicing Agreement. This interest will not represent an interest in any REMIC; it will instead represent an interest in the Trust constituted by this Agreement to receive such Prepayment Charges.

                (9) This Interest will not bear any interest, but will be entitled to receive 100% of any Prepayment Charges on the Prepayment Charge Loans in Loan Group II, to the extent not retained by the related Servicer pursuant to its Servicing Agreement. This interest will not represent an interest in any REMIC; it will instead represent an interest in the Trust constituted by this Agreement to receive such Prepayment Charges.

                (10) The Class R-II Interest does not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal, as designated above, will be distributed to the Class R-II Interest.

                (iii) The interests designated below (other than the Class R-III interest) are hereby designated as "regular interests" with respect to REMIC III (the "REMIC III Regular Interests") and the Class R-III Interest is hereby designated as the single "residual interest" with respect to REMIC III. On each Distribution Date, amounts, if any, remaining in REMIC III after payments of interest and principal as designated herein shall be distributed to the Class R-III Interest. The terms of the REMIC III Regular Interests are set out in Section 6.01.

                                   Initial
            Designation       Principal Balance           Pass Through Rate
         ----------------   ---------------------       ---------------------
               I-A-1          $  217,802,000                   (1)
               I-A-2          $  123,036,000                   (2)
               I-A-3          $  309,039,000                   (3)
               I-A-4A         $   31,235,000                   (4)
               I-A-4B         $   50,000,000                   (5)
               I-A-5          $   81,235,000                   (6)
               I-B-1          $   22,350,000                   (7)
               I-B-2          $   19,613,000                   (8)
               I-B-3          $    6,386,000                   (9)
               I-B-4          $   11,406,000                   (10)
               I-B-5          $    5,473,000                   (11)
               I-B-6          $    4,561,000                   (12)
               I-B-7          $    6,386,000                   (13)
               I-B-8          $    4,561,000                   (14)
               I-B-9          $    5,017,000                   (15)
               II-A-1         $  414,334,000                   (16)
               II-A-2         $  207,167,000                   (17)
              II-A-3A         $   15,733,000                   18)
              II-A-3B         $   53,323,000                   19)
               II-B-1         $   27,715,000                   20)
               II-B-2         $   15,012,000                   21)
               II-B-3         $    3,849,000                   (22)
               II-B-4         $    7,314,000                   (23)
               II-B-5         $    3,849,000                   (24)
               II-B-6         $   13,472,000                   (25)
               I-B-IO           Notional (26)                  (26)
               II-B-IO          Notional (27)                  (27)
               I-X-1            Notional (28)                  (28)
               I-X-2            Notional (29)                  (29)

               II-XP-1             $100                        (30)
               II-XP-2             $100                        (31)
               II-XP               $100                        (32)
               R-I                  $0                         N/A (33)
               R-II                 $0                         N/A (33)
               R-III                $0                         N/A (33)
               R-X                  $0                         N/A (33)

         ---------
                (1) The Class I-A-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (2) The Class I-A-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (3) The Class I-A-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (4) The Class I-A-4A Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (5) The Class I-A-4B Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (6) The Class I-A-5 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (7) The Class I-B-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (8) The Class I-B-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (9) The Class I-B-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (10) The Class I-B-4 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (11) The Class I-B-5 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (12) The Class I-B-6 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (13) The Class I-B-7 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (14) The Class I-B-8 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (15) The Class I-B-9 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the lesser of (i) One-Month LIBOR plus the applicable Margin, and (ii) the applicable Net Rate Cap.

                (16) The Class II-A-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (17) The Class II-A-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (18) The Class II-A-3A Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (19) The Class II-A-3B Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (20) The Class II-B-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (21) The Class II-B-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (22) The Class II-B-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (23) The Class II-B-4 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (24) The Class II-B-5 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (25) The Class II-B-6 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                (26) Initially $912,236,026 and thereafter the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group I as of the last day of the related Due Period. The Class I-B-IO Certificates will be entitled to receive certain distributions as provided for in
         Section 6.01. Other than for federal income tax purposes, the related Class B-IO Distribution Amount may be deemed to be interest on the notional principal balance of the Class B-IO Certificates.

                (27) Initially $769,852,169 and thereafter the aggregate
         Stated Principal Balance of the Mortgage Loans in Loan Group II as of the last day of the related Due Period. The Class II-B-IO Certificates will be entitled to receive certain distributions as provided for in
         Section 6.01. Other than for federal income tax purposes, the related Class B-IO Distribution Amount may be deemed to be interest on the notional principal balance of the Class B-IO Certificates.

                (28) The Class I-X-1 Certificates will bear interest on at a fixed per annum Pass-Through Rate equal to 0.080% on a notional amount, on any Distribution Date, equal to the aggregate outstanding principal balance of the Mortgage Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months from origination. The initial notional amount $352,392,683.

                (29) The Class I-X-2 Certificates will bear interest on at a fixed per annum Pass-Through Rate equal to 0.500% on a notional amount, on any Distribution Date, equal to the aggregate outstanding principal balance of the Mortgage Loans in Loan Group I having Hard Prepayment Charges for a term of 3 years or 30 months from origination. The initial notional amount $359,797,637.

                (30) The Class I-XP-1 Certificates will not bear any interest. The Class I-XP-1 Certificates will be entitled to receive Prepayment Charges with respect to the Prepayment Charge Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months from origination. The Class I-XP-1 Certificates will not represent an interest in any REMIC; they will instead represent an interest in the Trust constituted by this Agreement that a strip of Prepayment Charges associated with the Prepayment Charge Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months from origination.

                (31) The Class I-XP-2 Certificates will not bear any interest. The Class I-XP-2 Certificates will be entitled to receive Prepayment Charges with respect to the Prepayment Charge Loans in Loan Group I having Hard Prepayment Charges for a term of 3 years or 30 months from origination. The Class I-XP-2 Certificates will not represent an interest in any REMIC; they will instead represent an interest in the Trust constituted by this Agreement that a strip of Prepayment Charges associated with the Prepayment Charge Loans in Loan Group I having Hard Prepayment Charges for a term of 3 years or 30 months from origination.

                (32) The Class II-XP Certificates will not bear any interest. The Class II-XP Certificates will be entitled to receive Prepayment Charges with respect to the Prepayment Charge Loans in Loan Group II. The Class II-XP Certificates will not represent an interest in any REMIC; they will instead represent an interest in the Trust constituted by this Agreement that a strip of Prepayment Charges associated with the Prepayment Charge Loans in Loan Group II.

                (33) The Class R Interests do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC III after payments of interest and principal, as designated above, will be distributed to the Class R-III Interest.

                (iv) REMIC IV will be evidenced by (x) the REMIC IV I-B-IO and REMIC IV II-B-IO Regular Interests, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC IV and have the principal balance and accrues interest at the Pass-Through Rates equal to those set forth in this Section

         5.01(c)(iv), and (y) the Class R-X Certificate, which is hereby designated as the single "residual interest" in REMIC IV.

                       The REMIC IV Regular Interests and the Class R-X Certificate will have the following designations, initial balances and pass-through rates:



         Class Designation for each      Type of      Initial Uncertificated   Uncertificated Pass-
              REMIC IV Interest          Interest       Principal Balance         Through Rate
         ---------------------------  --------------  ----------------------- ----------------------
          I-B-IO                            Regular             $912,236,026               (1)
          II-B-IO                           Regular             $769,852,169               (2)
          I-XP-1                            Regular                      N/A               (3)
          I-XP-2                            Regular                      N/A               (4)
          II-XP                             Regular                      N/A               (5)
          Class R-X Certificate            Residual                       $0               (6)


         _______________

                (1) The Class I-B-IO Certificates will bear interest at a per annum rate equal to the Class I-B-IO Pass-Through Rate on its Notional Amount. The REMIC IV Regular Interests will not have an Uncertificated Pass-Through Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on the REMIC IV I-B-IO Regular Interest.

                (2) The Class II-B-IO Certificates will bear interest at a per annum rate equal to the Class II-B-IO Pass-Through Rate on its Notional Amount. The REMIC IV Regular Interests will not have an Uncertificated Pass-Through Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on the REMIC IV II-B-IO Regular Interest.

                (3) This Interest will not bear any interest, but will be entitled to receive 100% of any Prepayment Charges on the Mortgage Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months from origination, to the extent not retained by the related Servicer pursuant to its Servicing Agreement. This interest will not represent an interest in any REMIC; it will instead represent an interest in the Trust constituted by this Agreement to receive such Prepayment Charges.

                (4) This Interest not bear any interest, but will be entitled to receive 100% of any Prepayment Charges on the Mortgage Loans in Loan Group I having Hard Prepayment Charges for a term of 3 years or 30 months from origination, to the extent not retained by the related Servicer pursuant to its Servicing Agreement. This interest will not represent an interest in any REMIC; it will instead represent an interest in the Trust constituted by this Agreement to receive such Prepayment Charges.

                (5) This Interest will not bear any interest, but will be entitled to receive 100% of any Prepayment Charges on the Prepayment Charge Loans in Loan Group II, to the extent not retained by the related Servicer pursuant to its Servicing Agreement. This interest will not represent an interest in any REMIC; it will instead represent an interest in the Trust constituted by this Agreement to receive such Prepayment Charges.

                (6) The Class R-X Certificates do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC IV after payments of interest and principal, as designated above, will be distributed to the Class R-X Certificate.

         (d) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the "latest possible maturity date" for the REMIC I Regular Interests and the Certificates.

         (e) With respect to each Distribution Date, each Class of Certificates (other than the Residual Certificates) shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Adjustable Rate Certificates, interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period, and with respect to each Distribution Date and each such Class of the Interest-Only Certificates, interest shall be calculated on the basis of a 360-day year consisting of twelve 30 day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Certificate Principal Balance of such Class of Certificates applicable to such Distribution Date. The Residual Certificates do not have a Pass-Through Rate and shall not bear interest.

         (f) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5 and A-6. On original issuance, the Securities Administrator shall sign, and the Certificate Registrar shall countersign and deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates of any Class, the Securities Administrator may sign and the Certificate Registrar may countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Certificate Registrar Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Securities Administrator shall sign and the Certificate Registrar shall countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (g) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates, $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date.

                On the Closing Date, the Securities Administrator shall execute, and the Certificate Registrar shall countersign, Physical Certificates all in an aggregate principal amount that shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date. The Private Certificates shall each be issued in certificated fully-registered form. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of

$1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date.

                On the Closing Date, the Securities Administrator shall execute and the Certificate Registrar shall countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Certificate Principal Balance or Notional Amount, as the case may be, of the respective Class of Certificates and (ii) in the case of each Class of Private Certificates, Individual Certificates in an aggregate principal amount or notional amount, as the case may be, that shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of each such respective Class of Certificates on the Closing Date. The Certificates referred to in clause (i) and, if at any time there are to be Global Certificates, the Global Certificates, shall be delivered by the Depositor to the Depository or, pursuant to the Depository's instructions, shall be delivered by the Depositor on behalf of the Depository to and deposited with the DTC Custodian. The Securities Administrator shall sign the Certificates by facsimile or manual signature and the Certificate Registrar shall countersign them by manual signature on behalf of the Securities Administrator by one or more authorized signatories, each of whom shall be Responsible Officers of the Securities Administrator or its agent and the Certificate Registrar or its agent, as applicable. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Securities Administrator or its agent or the Certificate Registrar or its agent, as applicable, at the time of issuance shall bind the Securities Administrator and the Certificate Registrar, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

         (h) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Certificate Registrar or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

         (i) The Closing Date is hereby designated as the "startup" day of each REMIC within the meaning of Section 860G(a)(9) of the Code.

         (j) For federal income tax purposes, each REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

         (k) The Securities Administrator on behalf of the Trust shall cause each REMIC to timely elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

         (l) The following legend shall be placed on the ERISA Restricted Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23; (II) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; AND
(III) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, THE SERVICERS OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION SPECIFIED IN SECTION 5.07 OF THE AGREEMENT IS PROVIDED.

         Section 5.02. Registration of Transfer and Exchange of Certificates.

         (a) The Certificate Registrar shall maintain at its Certificate Registrar Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Subject to Subsection 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose, the Securities Administrator shall sign, and the Certificate Registrar shall countersign and deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

         (c) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. Subject to Section 5.06, the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual
Certificate:

                (i) The Certificate Registrar shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with a Rule 144A Certificate or comparable evidence as to its QIB status.

                (ii) The Certificate Registrar shall register the transfer of any Individual Certificate if (x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor, and (y) prior to the transfer the transferee furnishes to the Certificate Registrar an Investment Letter (and the Certificate Registrar shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Certificate Registrar shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

         (d) Subject to Subsection 5.02(h), so long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Subsection 5.02(d) and in accordance with the rules of the Depository:

               (i) In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(ii).

               (ii) In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(i).

               (iii) In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Certificate Registrar shall register such transfer if the transferee has provided the Trustee and the Certificate Registrar with a Rule 144A Certificate or comparable evidence as to its QIB status.

               (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

         (e) Subject to Subsection 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 5.02(e) and in accordance with the rules of the
Depository:

                (i) A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

                (ii) A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Certificate Registrar a Rule 144A Certificate or comparable evidence as to its QIB status.

                (iii) A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class In different authorized denominations without any certification.

         (f) (i) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Certificate Registrar shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

                (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Certificate Registrar shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

         (g) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

         (h) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(g) above or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Certificate Registrar Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Certificate Registrar in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Certificate Registrar (as agent of the Depositor) in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request made at such the Certificate Registrar Office, sign, countersign and deliver at the Certificate Registrar Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Certificate Registrar Office by the registered holder in person, or by a duly authorized attorney-in-fact.

         (i) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Securities Administrator in writing. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall sign and the Certificate Registrar shall countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (j) If the Certificate Registrar so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Certificate Registrar, duly executed by the holder thereof or his or her attorney duly authorized in writing.

         (k) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (l) The Certificate Registrar shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Exchange Act, and thereafter may destroy such Certificates.

         Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

         (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Master Servicer, the Securities Administrator and the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Certificate Registrar has not received notice that such Certificate has been acquired by a third Person, the Securities Administrator shall sign and the Certificate Registrar shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Certificate Registrar and shall be of no further effect and evidence no rights.

         (b) Upon the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Paying Agent, the Securities Administrator, the Certificate Registrar, the Trustee and any agent of the Depositor, the Paying Agent, the Securities Administrator, the Certificate Registrar or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever. Neither the Depositor, the Paying Agent, the Securities Administrator, the Certificate Registrar the Trustee nor any agent of the Depositor, the Paying Agent, the Securities Administrator, the Certificate Registrar or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section 5.05. Transfer Restrictions on Residual Certificates.

         (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Depositor. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Depositor, the Certificate Registrar and the Securities Administrator with an affidavit that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Depositor consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 5.05(b).

         (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a

Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Certificate Registrar, the Securities Administrator and the Depositor an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Subsection 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Subsection 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Certificate Registrar, the Tax Matters Person, the Securities Administrator or the Depositor shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person and the Depositor, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a Permitted Transferee under this Subsection 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Depositor to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

         (c) Unless the Tax Matters Person and the Depositor shall have consented in writing (which consent may be withheld in the Tax Matters Person's or the Depositor's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

         (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person, and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

         Section 5.06. Restrictions on Transferability of Certificates.

         No offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and (except with respect to (i) the initial transfer of the Private Certificates on the Closing Date, (ii) the transfer of any Class of Private

Certificates to a NIM Issuer or a NIM Trustee or in connection with the issuance of any NIM Securities, or (iii) a transfer of any Class of Private Certificates to the Depositor or any Affiliate of the Depositor) the prospective transferee of such Certificate signs and delivers to the Certificate Registrar an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-1 hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto and the prospective transferor of such Certificate signs and delivers to the Certificate Registrar a Transferor Letter in the form set forth as Exhibit F-3 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class, provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Certificate Registrar may require an Opinion of Counsel that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

         Section 5.07. ERISA Restrictions.

         (a) Subject to the provisions of Subsection 5.07(b), and except with respect to (i) the initial transfer of the Private Certificates on the Closing Date, (ii) the transfer of any Class of Private Certificates to a NIM Issuer or a NIM Trustee or in connection with the issuance of any NIM Securities, or (iii) a transfer of any Class of Private Certificates to the Depositor or any Affiliate of the Depositor, no ERISA Restricted Certificate may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, unless the proposed transferee provides either (i) the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator with an Opinion of Counsel satisfactory to the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator, which opinion will not be at the expense of the Trustee, the Certificate Registrar, the Master Servicer or the Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Depositor, the Servicers or the Securities Administrator to any obligation in addition to those undertaken in the Agreement or (ii) a representation or certification to the Trustee and the Certificate Registrar (upon which each of the Trustee and the Certificate Registrar is authorized to rely) to the effect that the proposed transfer and/or holding of such a Certificate and the servicing, management and operation of the Trust: (I) will not result in a prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code unless it is covered under an individual or class prohibited transaction exemption, including but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTCE 95-60


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(Class Exemption for Certain Transactions Involving Insurance Company General
Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not subject the Depositor, the Certificate Registrar, the Securities Administrator, the Servicers, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement, which will be deemed represented by an Owner of a Book-Entry Certificate or Global Certificate.

         (b) Each beneficial owner of an Offered Certificate other than an ERISA Restricted Certificate, or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption 97-34, as amended (the "Exemption"), and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "AA-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc., and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the applicable conditions of PTCE 95-60 have been satisfied.

         (c) Neither the Trustee, the Certificate Registrar, the Master Servicer nor the Securities Administrator will be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates or any Book-Entry Certificate. Any attempted or purported transfer of any Certificate in violation of the provisions of Subsections (a) or
(b) above shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee, the Certificate Registrar, the Securities Administrator and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Trustee, the Certificate Registrar, the Securities Administrator or the Master Servicer as a result of such attempted or purported transfer. Neither the Trustee nor the Certificate Registrar shall have any liability for transfer of any such Global Certificates or any Book-Entry Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

         Section 5.08. Rule 144A Information.

         For so long as any Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act: (1) the Depositor will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Depositor shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are


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necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A.

         Section 5.09. Appointment of Paying Agent and Certificate Registrar.

         Wells Fargo Bank, National Association, as Securities Administrator, shall act as the initial Paying Agent and Certificate Registrar. Each of the Paying Agent and the Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders.




















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                                   Article VI
                         Payments to Certificateholders

         Section 6.01. Distributions on the Certificates.

         A. Distributions on the Group I Certificates.

         (a) Interest and (as applicable) principal on the Group I Certificates (other than the Grantor Trust Certificates) will be distributed monthly on each Distribution Date, commencing in May 2007, in an aggregate amount equal to the Available Funds with respect to Loan Group I for such Distribution Date.

         On each Distribution Date, an amount equal to the Available Funds with respect to Loan Group I for such Distribution Date shall be withdrawn by the Paying Agent from the Distribution Account and distributed in the manner set forth in paragraphs (i), (ii) and (iii) below:

         (i) Interest Funds. On each Distribution Date, the Paying Agent shall apply Interest Funds for Loan Group I to pay any accrued and unpaid interest on the Class I-A, Class I-X and Class I-B Certificates in the following order of priority:

                       first, on each Distribution Date on and after the
                Distribution Date in May 2017, if applicable, to the Final Maturity Reserve Account, an amount equal to the Coupon Strip for such Distribution Date;

                       second, from remaining related Interest Funds, to
                each Class of Class I-A and Class I-X Certificates, the related Current Interest and then any Interest Carry Forward Amount for each such Class, pro rata based on the Current Interest and Interest Carry Forward Amount, as applicable, owed to each such Class;

                       third, from remaining related Interest Funds, to the
                Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class I-B-7, Class I-B-8 and Class I-B-9 Certificates, sequentially, in that order, the Current Interest for each such Class;

                       fourth, any related Excess Spread to the extent
                necessary to meet a level of overcollateralization equal to the related Overcollateralization Target Amount will be the related Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount and distributed in accordance with clause (A) or (B) of paragraph
                (ii) below (as applicable); and

                       fifth, any remaining Excess Spread for Loan Group I
                will be the related Remaining Excess Spread and will be applied, together with the related Overcollateralization Release Amount, as Net Monthly Excess Cashflow in accordance with paragraph (iii), below.


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         On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments will be allocated, first, in reduction of amounts otherwise distributable to the Class I-B-IO Certificates and Residual Certificates and thereafter, to the Current Interest payable to the Group I Certificates, pro rata, on such Distribution Date, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Group I Certificates will not be entitled to reimbursement for any such interest shortfalls, except as provided below under clause thirteenth of paragraph (iii).

         On any Distribution Date, Net Deferred Interest on the Mortgage Loans in Loan Group I will be allocated to each Class of Class I-A, Class I-X and Class I-B Certificates, pro rata, in accordance with the allocable amount set forth in the definition of Net Deferred Interest.

         If on the initial Distribution Date, the amounts payable to the Group I Adjustable Rate Certificates in respect of the related Current Interest for such Distribution Date is reduced due to the application of the related Net Rate Cap, the Securities Administrator shall transfer to the Paying Agent from amounts on deposit in the Supplemental Fund with respect to Loan Group I for distribution to the applicable Class or Classes of Group I Adjustable Rate Certificates on such Distribution Date, an amount equal to the lesser of (i) such amount on deposit in the Supplemental Fund with respect to Loan Group I, and (ii) the amount of such applicable shortfall.

         (ii) Principal Distribution Amounts. The Paying Agent shall apply the Principal Distribution Amount for Loan Group I to pay as principal on the Class I-A, Class I-X and Class I-B Certificates in the following order of priority:

                (A) On each Distribution Date (i) prior to the related Stepdown Date or (ii) on which a related Trigger Event is in effect, from the related Principal Distribution Amount for such Distribution
         Date:

                       first, concurrently, to each Class of Class I-A and
                Class I-X Certificates, as follows:

                       (a) to the Class I-A-1 Certificates, Class I-A-2 Certificates and Class I-A-3 Certificates, sequentially, in that order,

                       (b) to the Class I-A-4A Certificates, Class I-A-4B Certificates and Class I-A-5
                              Certificates, pro rata, in accordance with their respective Certificate Principal Balances, and

                       (c) to the Class I-X-1 Certificates and Class I-X-2 Certificates, pro rata, in accordance with their respective Certificate Principal Balances,

                       in each case until the Certificate Principal Balance of each such Class is reduced to zero;



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                       second, to the Class I-B-1 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       third, to the Class I-B-2 Certificates, any remaining
                related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       fourth, to the Class I-B-3 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       fifth, to the Class I-B-4 Certificates, any remaining
                related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       sixth, to the Class I-B-5 Certificates, any remaining
                related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       seventh, to the Class I-B-6 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       eighth, to the Class I-B-7 Certificates, any
                  remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       ninth, to the Class I-B-8 Certificates, from any
                remaining related Principal Distribution Amount, any remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                       tenth, to the Class I-B-9 Certificates, from any
                remaining related Principal Distribution Amount, any remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                (B) On each Distribution Date on or after the related Step-down Date, so long as a related Trigger Event is not in effect, from the related Principal Distribution Amount for such Distribution Date:

                       first, concurrently, to each Class of Class I-A and
                Class I-X Certificates, the Class I-A Principal Distribution Amount, as follows:

                       (a) to the Class I-A-1 Certificates, Class I-A-2 Certificates and Class I-A-3 Certificates, sequentially, in that order,



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                       (b)    to the Class I-A-4A Certificates, Class
                              I-A-4B Certificates and Class I-A-5
                              Certificates, pro rata, in accordance with their respective Certificate Principal Balances, and

                       (c) to the Class I-X-1 Certificates and Class I-X-2 Certificates, pro rata, in accordance with their respective Certificate Principal Balances,

                       in each case until the Certificate Principal Balance of each such Class is reduced to zero;

                       second, to the Class I-B-1 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       third, to the Class I-B-2 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       fourth, to the Class I-B-3 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       fifth, to the Class I-B-4 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       sixth, to the Class I-B-5 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-5 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       seventh, to the Class I-B-6 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-6 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       eighth, to the Class I-B-7 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-7 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       ninth, to the Class I-B-8 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-8 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                       tenth, to the Class I-B-9 Certificates, from any
                remaining related Principal Distribution Amount, the Class I-B-9 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;


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

         (iii) Net Monthly Excess Cashflow. On each Distribution Date, the Net Monthly Excess Cashflow for Loan Group I will be applied to the Group I Certificates (other than the Grantor Trust Certificates) in the following order of priority:

                       first, from any related Net Monthly Excess Cashflow,
                to each Class of Class I-A and Class I-X Certificates, as follows:

                (a) any Interest Carry Forward Amount for each Class of Class I-A and Class I-X Certificates and Distribution Date, to the extent not fully paid pursuant to clause second of paragraph (i) above, pro rata in accordance with the respective amounts owed to each such Class, and then

                (b) any Unpaid Realized Loss Amount for each Class of Class I-A Certificates and Distribution Date, sequentially, as follows:

                              (1)     to the Class I-A-1 Certificates,
                                      Class I-A-2 Certificates and Class
                                      I-A-3 Certificates, pro rata, until
                                      the Certificate Principal Balance of
                                      each such Class has been reduced to

                                      zero;

                              (2)     to the Class I-A-4A Certificates and
                                      Class I-A-4B Certificates, pro rata,
                                      until the Certificate Principal
                                      Balance of each such Class has been
                                      reduced to zero; and

                              (3)     to the Class I-A-5 Certificates,
                                      until the Certificate Principal
                                      Balance of such Class has been
                                      reduced to zero;

                       second, from any remaining related Net Monthly Excess
                Cashflow, to the Class I-B-1 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       third, from any remaining related Net Monthly Excess
                Cashflow, to the Class I-B-2 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       fourth, from any remaining related Net Monthly Excess
                Cashflow, to the Class I-B-3 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       fifth, from any remaining related Net Monthly Excess
                Cashflow, to the Class I-B-4 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;


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

                       sixth, from any remaining related Net Monthly Excess
                Cashflow, to the Class I-B-5 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       seventh, from any remaining related Net Monthly
                Excess Cashflow, to the Class I-B-6 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       eighth, from any remaining related Net Monthly Excess
                Cashflow, to the Class I-B-7 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       ninth, from any remaining related Net Monthly Excess
                Cashflow, to the Class I-B-8 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       tenth, from any remaining related Net Monthly Excess
                Cashflow, to the Class I-B-9 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       eleventh, concurrently, from any remaining related
                Net Monthly Excess Cashflow, to the Basis Risk Reserve Fund, and therefrom to each Class of Class I-A Certificates, pro rata based on each such Class' allocated share, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount for each such Class for such Distribution Date;

                       twelfth, from any remaining related Net Monthly
                Excess Cashflow, to the Basis Risk Reserve Fund, and therefrom to the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class I-B-7, Class I-B-8 and Class I-B-9 Certificates, sequentially, in that order, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount, in each case for such Class for such Distribution Date;

                       thirteenth, from any remaining related Net Monthly
                Excess Cashflow, first to each Class of Class I-A and Class I-X Certificates, pro rata, based on each such Class' allocated share, and then to the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class I-B-7, Class I-B-8 and Class I-B-9 Certificates, sequentially, in that order, such respective Certificates' allocated share of any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case without interest accrued thereon;


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                       fourteenth, if the Supplemental Fund has not been
                terminated pursuant to Section 4.07, to the Supplemental Fund, the lesser of (A) any remaining related amounts, and (B) the amount which, when added to amounts on deposit in the Supplemental Fund with respect to Loan Group I, would equal $25,000;

                       fifteenth, from any remaining related Net Monthly
                Excess Cashflow, to the Class I-B-IO Certificates, the related Class B-IO Distribution Amount; and

                       sixteenth, from any remaining related amounts, to the
                Residual Certificates based on the related REMIC in which such amounts remain.

         (b) On each Distribution Date, all amounts transferred from the Class XP Reserve Account representing Prepayment Charges in respect of the Prepayment Charge Loans in Loan Group I received during the related Prepayment Period will be withdrawn from the Distribution Account and distributed by the Paying Agent to the Holders of the Class I-XP Certificates and shall not be available for distribution to the Holders of any other Class of Group I Certificates. Such Prepayment Charges received with respect to the Prepayment Charge Loans in Loan Group I having Prepayment Charges other than Hard Prepayment Charges for a term of 3 years or 30 months from origination will be distributed to the Class I-XP-1 Certificates, and such Prepayment Charges received with respect to the Prepayment Charge Loans in Loan Group I having Hard Prepayment Charges for a term of 3 years or 30 months from origination will be distributed to the Class I-XP-2 Certificates.

         B. Distributions on the Group II Certificates.

         (a) Interest and (as applicable) principal on the Group II Certificates (other than the Grantor Trust Certificates) will be distributed monthly on each Distribution Date, commencing in May 2007, in an aggregate amount equal to the Available Funds with respect to Loan Group II for such Distribution Date.

         On each Distribution Date, an amount equal to the Available Funds with respect to Loan Group II for such Distribution Date shall be withdrawn by the Paying Agent from the Distribution Account and distributed in the manner set forth in paragraphs (i), (ii) and (iii) below:

         (i) Interest Funds. On each Distribution Date, the Paying Agent shall apply Interest Funds for Loan Group II to pay any accrued and unpaid interest on the Class II-A and Class II-B Certificates in the following order of priority:

                       first, from related Interest Funds, to each Class of
                Class II-A Certificates, the related Current Interest and then any Interest Carry Forward Amount for each such Class, pro rata based on the Current Interest and Interest Carry Forward Amount, as applicable, owed to each such Class;

                       second, from remaining related Interest Funds, to the
                Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, sequentially, in that order, the Current Interest for each such Class;


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                       third, any related Excess Spread to the extent
                necessary to meet a level of overcollateralization equal to the related Overcollateralization Target Amount will be the related Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount and distributed in accordance with clause (A) or (B) of paragraph
                (ii) below (as applicable); and

                       fourth, any remaining Excess Spread for Loan Group II
                will be the related Remaining Excess Spread and will be applied, together with the related Overcollateralization Release Amount, as Net Monthly Excess Cashflow in accordance with paragraph (iii), below.

         On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments will be allocated, first, in reduction of amounts otherwise distributable to the Class II-B-IO Certificates and Residual Certificates and thereafter, to the Current Interest payable to the Group II Certificates, pro rata, on such Distribution Date, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Group II Certificates will not be entitled to reimbursement for any such interest shortfalls, except as provided below under clause tenth of paragraph (iii).

         On any Distribution Date, Net Deferred Interest on the Mortgage Loans in Loan Group II will be allocated to each Class of Class II-A and Class II-B Certificates, pro rata, in accordance with the allocable amount set forth in the definition of Net Deferred Interest.

         If on the initial Distribution Date, the amounts payable to the Group II Adjustable Rate Certificates in respect of the related Current Interest for such Distribution Date is reduced due to the application of the related Net Rate Cap, the Securities Administrator shall transfer to the Paying Agent from amounts on deposit in the Supplemental Fund with respect to Loan Group II for distribution to the applicable Class or Classes of Group II Adjustable Rate Certificates on such Distribution Date, an amount equal to the lesser of (i) such amount on deposit in the Supplemental Fund with respect to Loan Group II, and (ii) the amount of such applicable shortfall.

         (ii) Principal Distribution Amounts. The Paying Agent shall apply the Principal Distribution Amount for Loan Group II to pay as principal on the Class II-A and Class II-B Certificates in the following order of priority:

                (A) On each Distribution Date (i) prior to the related Stepdown Date or (ii) on which a related Trigger Event is in effect, from the related Principal Distribution Amount for such Distribution
         Date:

                       first, concurrently, to each Class of Class II-A
                Certificates, pro rata, in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balance of each such Class is reduced to zero;

                       second, to the Class II-B-1 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;


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                       third, to the Class II-B-2 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       fourth, to the Class II-B-3 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       fifth, to the Class II-B-4 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                       sixth, to the Class II-B-5 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                       seventh, to the Class II-B-6 Certificates, any
                remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                (B) On each Distribution Date on or after the related Stepdown Date, so long as a related Trigger Event is not in effect, from the related Principal Distribution Amount for such Distribution Date:

                       first, concurrently, to each Class of Class II-A
                Certificates, the Class II-A Principal Distribution Amount, pro rata, in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balance of each such Class is reduced to zero;

                       second, to the Class II-B-1 Certificates, from any
                remaining related Principal Distribution Amount, the Class II-B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       third, to the Class II-B-2 Certificates, from any
                remaining related Principal Distribution Amount, the Class II-B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       fourth, to the Class II-B-3 Certificates, from any
                remaining related Principal Distribution Amount, the Class II-B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       fifth, to the Class II-B-4 Certificates, from any
                remaining related Principal Distribution Amount, the Class II-B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                       sixth, to the Class II-B-5 Certificates, from any
                remaining related Principal Distribution Amount, the Class II-B-5 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and


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                       seventh, to the Class II-B-6 Certificates, from any
                remaining related Principal Distribution Amount, the Class II-B-6 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

         (iii) Net Monthly Excess Cashflow. On each Distribution Date, the Net Monthly Excess Cashflow for Loan Group II will be applied to the Group II Certificates (other than the Grantor Trust Certificates) in the following order of priority:

                       first, from any related Net Monthly Excess Cashflow,
                to each Class of Class II-A Certificates, as follows:

                (a) any Interest Carry Forward Amount for each Class of Class II-A Certificates and Distribution Date, to the extent not fully paid pursuant to clause first of paragraph (i) above, pro rata in accordance with the respective amounts owed to each such Class, and then

                (b) any Unpaid Realized Loss Amount for each Class of Class II-A Certificates and Distribution Date, sequentially, as follows:

                              (1) to the Class II-A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                              (2) to the Class II-A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                              (3) to the Class II-A-3A Certificates and
                              Class II-A-3B Certificates, pro rata, until the Certificate Principal Balance of each such Class has been reduced to zero;

                       second, from any remaining related Net Monthly Excess
                Cashflow, to the Class II-B-1 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       third, from any remaining related Net Monthly Excess
                Cashflow, to the Class II-B-2 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       fourth, from any remaining related Net Monthly Excess
                Cashflow, to the Class II-B-3 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       fifth, from any remaining related Net Monthly Excess
                Cashflow, to the Class II-B-4 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;


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                       sixth, from any remaining related Net Monthly Excess
                Cashflow, to the Class II-B-5 Certificates, an amount equal to
                (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       seventh, from any remaining related Net Monthly
                Excess Cashflow, to the Class II-B-6 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                       eighth, concurrently, from any remaining related Net
                Monthly Excess Cashflow, to the Basis Risk Reserve Fund, and therefrom to each Class of Class II-A Certificates, pro rata based on each such Class' allocated share, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount for each such Class for such Distribution Date;

                       ninth, from any remaining related Net Monthly Excess
                Cashflow, to the Basis Risk Reserve Fund, and therefrom to the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, sequentially, in that order, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount, in each case for such Class for such Distribution Date;

                       tenth, from any remaining related Net Monthly Excess
                Cashflow, first to each Class of Class II-A Certificates, pro rata, based on each such Class' allocated share, and then to the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, sequentially, in that order, such respective Certificates' allocated share of any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case without interest accrued thereon;

                       eleventh, if the Supplemental Fund has not been
                terminated pursuant to Section 4.07, to the Supplemental Fund, the lesser of (A) any remaining related amounts, and (B) the amount which, when added to amounts on deposit in the Supplemental Fund with respect to Loan Group II, would equal $25,000;

                       twelfth, from any remaining related Net Monthly
                Excess Cashflow, to the Class II-B-IO Certificates, the related Class B-IO Distribution Amount; and

                       thirteenth, from any remaining related amounts, to
                the Residual Certificates based on the related REMIC in which such amounts remain.

                (b) On each Distribution Date, all amounts transferred from the Class XP Reserve Account representing Prepayment Charges in respect of the Prepayment Charge Loans in Loan Group II received during the related Prepayment Period will be withdrawn from the Distribution Account and distributed by the Paying Agent to the Holders of the Class II-XP Certificates and shall not be available for distribution to the Holders of any other Class of Group


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II Certificates. Such Prepayment Charges received with respect to the Prepayment
Charge Loans in Loan Group II will be distributed to the Class II-XP
Certificates.

         Section 6.02. Allocation of Losses and Subsequent Recoveries on Certificates.

         A.     Loan Group I.

         (a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan in Loan Group I that occurred during the immediately preceding calendar month.

         (b) With respect to the Class I-A and Class I-B Certificates on any Distribution Date, the Applied Realized Loss Amount for the Mortgage Loans in Loan Group I shall be allocated as follows:

                first, to the Class I-B-9 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                second, to the Class I-B-8 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                third, to the Class I-B-7 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                fourth, to the Class I-B-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                fifth, to the Class I-B-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                sixth, to the Class I-B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                seventh, to the Class I-B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                eighth, to the Class I-B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                ninth, to the Class I-B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

                tenth, to the Class I-A Certificates, sequentially, as follows:

                (1) to the Class I-A-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;


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                (2)    to the Class I-A-4A Certificates and Class I-A-4B
                       Certificates, pro rata, in each case until the Certificate Principal Balance of each such Class has been reduced to zero; and

                (3) to the Class I-A-3 Certificates, Class I-A-2 Certificates and Class I-A-1 Certificates, pro rata, in each case until the Certificate Principal Balance of each such Class has been reduced to zero.

         (c) Within each foregoing Class of Group I Certificates, the principal portion of any Realized Losses on the Mortgage Loans in Loan Group I will be allocated to each Certificate pro rata based upon the respective Certificate Principal Balance of such Certificate. The principal portion of any allocation of Realized Losses on the Mortgage Loans in Loan Group I shall be accomplished by reducing the Certificate Principal Balance of the applicable Certificates on the related Distribution Date.

         (d) Realized Losses on the Mortgage Loans in Loan Group I shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

         B.     Loan Group II.

         (a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan in Loan Group II that occurred during the immediately preceding calendar month.

         (b) With respect to the Class II-A and Class II-B Certificates on any Distribution Date, the Applied Realized Loss Amount for the Mortgage Loans in Loan Group II shall be allocated as follows:

                first, to the Class II-B-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  second, to the Class II-B-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  third, to the Class II-B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  fourth, to the Class II-B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  fifth, to the Class II-B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  sixth, to the Class II-B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;


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                seventh, to the Class II-A Certificates, sequentially, as
         follows:

                (1) to the Class II-A-3A Certificates and Class II-A-3B Certificates, pro rata, in each case until the Certificate Principal Balance of each such Class has been reduced to zero;

                (2) Class II-A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                (3) Class II-A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

         (c) Within each foregoing Class of Group II Certificates, the principal portion of any Realized Losses on the Mortgage Loans in Loan Group II will be allocated to each Certificate, pro rata based upon the respective Certificate Principal Balance of such Certificate. The principal portion of any allocation of Realized Losses on the Mortgage Loans in Loan Group II shall be accomplished by reducing the Certificate Principal Balance of the applicable Certificates on the related Distribution Date.

         (d) Realized Losses on the Mortgage Loans in Loan Group II shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

         Section 6.03. Payments.

         (a) On each Distribution Date, other than the final Distribution Date, the Paying Agent shall distribute, to the extent of funds then on deposit in the Distribution Account, to each Certificateholder of record on the immediately preceding Record Date (other than each Certificateholder of record of the Residual Certificates) the Certificateholder's pro rata share of its Class of Certificates (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class of Certificates, based on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall calculate the amount to be distributed to each Class of Certificates and, based on such amounts, the Securities Administrator shall determine the amount to be distributed to each Certificateholder. All of the Securities Administrator's calculations of payments shall be based solely on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

         (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Paying Agent on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and


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surrender of such respective Certificates at the office or agency of the Paying
Agent specified in the notice to Certificateholders of such final payment.

         Section 6.04. Statements to Certificateholders.

         (a) On each Distribution Date, concurrently with each distribution to Certificateholders, the Securities Administrator shall make available to the parties hereto, the Swap Counterparty and each Certificateholder via the Securities Administrator's internet website as set forth below, the following information, with respect to each Loan Group, as applicable, expressed with respect to clauses (i) through (vii) below in the aggregate and as a Fractional Undivided Interest representing an initial Certificate Principal Balance or Notional Amount, as applicable, of $1,000 and:

                (i) the Certificate Principal Balance or Notional Amount, as applicable, of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied
         Realized Loss Amounts for such Distribution Date;

                (ii) the amount of the related distribution to Holders of each Class of Certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) the Extra Principal Distribution Amount (if any);

                (iii) the aggregate amount of interest accrued at the related Pass-Through Rate with respect to each Class of Certificates during the related Interest Accrual Period;

                (iv) the Net Interest Shortfall and any other adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of Certificates;

                (v)    the amount of such distribution to each
         Certificate that bears interest allocable to interest and, with respect to the Adjustable Rate Certificates, the portion thereof, if any, provided by the related Cap Contract;

                (vi) the Pass-Through Rate for each applicable Class of Certificates with respect to the current Due Period, and, if applicable, whether such Pass-Through Rate was limited by the Net Rate Cap;

                (vii) the Certificate Principal Balance or Notional Amount of each Class of Certificates after such Distribution Date;

                (viii) the amount of any Monthly Advances, Compensating Interest Payments and outstanding unreimbursed advances by the Master Servicer or the Trustee included in such distribution;


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

                (ix) the aggregate amount of any Realized Losses on the Mortgage Loans (listed separately for each category of Realized Loss) and Subsequent Recoveries on the Mortgage Loans during the related Due Period and cumulatively since the Cut-off Date, and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

                (x) with respect to each Mortgage Loan which incurred a Realized Loss during the related Prepayment Period, (a) the loan number, (b) the Scheduled Principal Balance of such Initial Mortgage Loan as of the Cut-off Date (or Subsequent Cut-off Date, as applicable), (c) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, (d) the Net Liquidation Proceeds with respect to such Mortgage Loan and (e) the amount of the Realized Loss with respect to such Mortgage Loan;

                (xi) the amount of Scheduled Principal and Principal Prepayments (including but separately identifying the principal amount of principal prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period, and cumulatively since the Cut-off Date;

                (xii)  the aggregate of the Scheduled Principal
         Balance of all of the Mortgage Loans for the following
         Distribution Date;

                (xiii) information regarding any Mortgage Loan delinquencies, calculated using MBA method, including the aggregate number and aggregate Outstanding Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days on a contractual basis, (b) delinquent 60 to 89 days on a contractual basis, and (c) delinquent 90 or more days on a contractual basis, in each case as of the close of business on the last day of the immediately preceding month;

                (xiv) the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage
         Loans;

                (xv) the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged
         Property was REO Property as of the end of the related Due
         Period;

                (xvi) the book value (the sum of (A) the Outstanding Principal Balance of the related Mortgage Loan and (B) accrued interest through the date of foreclosure, minus (C) foreclosure expenses) of any REO Property; provided that, in the event that such information is not available to the Securities Administrator on the Distribution Date, such information shall be furnished promptly after it becomes available;


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                (xvii) the amount of Realized Losses on the Mortgage
         Loans allocated to each Class of Certificates (other than the Residual Certificates) since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

                (xviii) the applicable accrual periods for calculating distributions and general Distribution Dates;

                (xix) the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of
         Certificates, as applicable;

                (xx) the amount of the distribution made on such Distribution Date to Holders of each Class of Certificates allocable to interest and the portion thereof, if any, provided by the Cap Contracts, if any;

                (xxi) the cumulative amount of Applied Realized Loss Amounts to date;

                (xxii) whether a Trigger Event exists;

                (xxiii) the amount of any Subsequent Recovery on the Mortgage Loans for such Distribution Date, and the amount by which the Certificate Principal Balance of each Class of Certificates was increased as a result thereof;

                 (xxiv) the total cash flows received and the general sources thereof;

                (xxv) updated pool composition data including the following: weighted average mortgage rate and weighted average remaining term;

                (xxvi) if applicable, material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have become material over time;

                (xxvii) the amount of the distribution made on such Distribution Date to the Holders of the Class XP Certificates allocable to Prepayment Charges on the Prepayment Charge
         Loans;

                (xxviii) the amount withdrawn from the Group I Pre-Funding Account and the Group II Pre-Funding Account, respectively, and from the Group I Interest Coverage Account and the Group II Interest Coverage Account, respectively, and used to make payments to the holders of the Group I Certificates and Group II Certificates, respectively, on a Distribution Date;

                (xxix) the amount remaining on deposit in the Group I Pre-Funding Account and the Group II Pre-Funding Account, respectively, and in the Group I Interest Coverage Account and the Group II Interest Coverage Account, respectively, following a Distribution Date; and


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                (xxx) the amount withdrawn from the Group I
         Pre-Funding Account and the Group II Pre-Funding Account, respectively, and used to buy Group I Subsequent Mortgage Loans and Group II Subsequent Mortgage Loans, respectively, prior to such Distribution Date.

         The information set forth above shall be calculated or reported, as the case may be, by the Securities Administrator, based solely on, and to the extent of, information provided to the Securities Administrator by the Master Servicer, the Servicers, the Swap Counterparty and the Cap Contract Provider. The Securities Administrator may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

         The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders via the Securities Administrator's website initially located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (866) 846-4526. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

         (b) By March 31 of each year beginning in 2008, the Securities Administrator will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and (a)(v) above with respect to the Certificates, plus, upon request, information with respect to the amount of servicing compensation and such other customary information as the Securities Administrator may determine to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to the requirements of the Code.















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         Section 6.05. Monthly Advances. Pursuant to the related Servicing
Agreement, a Servicer will make Monthly Advances. Each such Monthly Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Eastern time on the Distribution Account Deposit Date in immediately available funds. Subject to the Master Servicer's recoverability determination, in the event that the related Servicer fails to make a required Monthly Advance, the Master Servicer, in its capacity as successor servicer, or any other successor servicer appointed pursuant to this Agreement, shall be required to remit the amount of such Monthly Advance to the Distribution Account. The Master Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Monthly Advance or a lesser portion of such Monthly Advance would constitute a Nonrecoverable Advance, on the related Distribution Account Deposit Date the Master Servicer shall deliver (i) to the Paying Agent for the benefit of the Certificateholders funds constituting the remaining portion of such Monthly Advance, if applicable, and (ii) to the Trustee an Officer's Certificate setting forth the basis for such determination.

         The Master Servicer and the Servicers shall be entitled to be reimbursed from the Distribution Account for all Monthly Advances of their own funds made pursuant to this Section as provided in Section 4.03. The obligation to make Monthly Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 6.05.

         Subject to and in accordance with the provisions of Article VIII hereof, in the event the Master Servicer fails to make such Monthly Advance, then the Trustee, as the successor Master Servicer, shall be obligated to make such Monthly Advance, subject to the provisions of this Section 6.05.

         Section 6.06. Compensating Interest Payments(a) . Upon timely notice by the Securities Administrator, the Master Servicer shall deposit in the Distribution Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the sum of the amounts required to be paid by a Servicer under the related Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date, and not so paid by the Servicer and
(ii) the Master Servicing Compensation for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.










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                                  Article VII
                               The Master Servicer

         Section 7.01. Liabilities of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 7.02. Merger or Consolidation of the Master Servicer.

         (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03. Indemnification of the Trustee, Custodians and the Securities Administrator.

         (a) The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after the Indemnified Person shall have, with respect to such claim or legal action, knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder, except to the extent that the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer, the Custodians or the Securities Administrator and the termination of this Agreement.



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         (b)    The Trust will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise covered by the Master Servicer's indemnification pursuant to Subsection (a) above.

         (c) The Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to prepare and file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or (iii) by reason of the Securities Administrator's reckless disregard of its obligations pursuant to Section 3.18 (including, without limitation, in respect of any powers of attorney furnished to the Securities Administrator), provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have knowledge with respect to such claim or legal action. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

         Section 7.04. Limitations on Liability of the Master Servicer and Others(a) . Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer, the Custodians and any director, officer, employee or agent of the Master Servicer or the Custodians shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Certificates, the Custodial Agreements or the Servicing Agreements (except to the extent that the Master Servicer or a Custodian is indemnified by a Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such


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loss, liability or expense shall be otherwise reimbursable pursuant to this
Agreement), or to a Custodian's failure to perform its duties under the related Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or a Custodian's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the related Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account as provided by Section 4.03. Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01.

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

         (f) The Master Servicer shall not be liable for any acts or omissions of the Servicers, except as otherwise expressly provided herein.

         Section 7.05. Master Servicer Not to Resign. Except as provided in
Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until EMC or the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 7.06. Successor Master Servicer. In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, EMC or the Trustee may make such arrangements for the compensation of such successor Master Servicer out of payments on the Mortgage Loans as EMC or the Trustee and such successor Master Servicer shall agree. If the successor Master Servicer does not agree that such market value is a fair price, such successor Master Servicer shall obtain two quotations of market value


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from third parties actively engaged in the servicing of single-family Mortgage
Loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

         Section 7.07. Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and EMC may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person or shall be an Affiliate of a Person which shall be qualified to service Mortgage Loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as Master Servicer under this Agreement and any Custodial Agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; (iii) the Master Servicer assigning and delegating its rights and obligations hereunder shall deliver to the Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by EMC, EMC shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.













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                                  Article VIII
                                     Default

         Section 8.01. "Event of Default". Wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

                (i) The Master Servicer fails to deposit in the Distribution Account any amount so required by it to be deposited pursuant to this Agreement (other than any Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

                  (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days (or, in the case of a breach of its obligation to provide a Master Servicer Certification pursuant to Section 3.18, for a period of five days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

                (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or


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


                (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07; or

                (vi) The Master Servicer fails to comply with Section 3.16, Section 3.17 and Section 3.18 within any applicable cure period specified therein; or

                (vii) The Master Servicer fails to deposit, or cause to be deposited, on the Distribution Date in the Distribution Account any Monthly Advance (other than a Nonrecoverable Advance) required to be made with respect to such Distribution Date.

         In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee, if given by such Certificateholders), with a copy to the Rating Agencies, and with the consent of EMC, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 8.02 and to bankruptcy, insolvency or similar laws, if applicable, automatically and without further action pass to and be vested in the Trustee pursuant to this
Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust, and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties hereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

         Notwithstanding the foregoing, if an Event of Default described in clause (vii) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the


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Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vii) of this Section 8.01. Any such action taken by the Trustee must be taken prior to the distribution on the relevant Distribution Date.

         Section 8.02. Trustee to Act; Appointment of Successor.

         (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Independent Counsel pursuant to
Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided, further, however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 7.06, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, of such Rating Agency on each of the Certificates will not be downgraded, qualified or withdrawn as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section
7.06 shall apply, no such compensation shall be in excess of that permitted the Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its


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capacity as Trustee and, accordingly, the provisions of Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of all other provisions of this Agreement and the respective Servicing Agreement relating to the Master Servicer, including the provisions of Article VII, however, shall apply to it in its capacity as successor Master Servicer.

         The costs and expenses of the Trustee in connection with the termination of the Master Servicer, the appointment of a successor master servicer and, if applicable, any transfer of master servicing, including, without limitation, all costs and expenses associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or the successor master servicer to master service the Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee pursuant to Section 9.05. Any successor to the Master Servicer acting as successor servicer under its respective servicing agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as successor master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3.04.

         Section 8.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and to the Rating Agencies.

         Section 8.04. Waiver of Defaults. The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made of any required distribution on the Certificates, which default may only be waived by Holders of Certificates evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

         Section 8.05. List of Certificateholders. Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Certificate Registrar will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Certificate Registrar.




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                                   Article IX
             Concerning the Trustee and the Securities Administrator

         Section 9.01. Duties of Trustee and the Securities Administrator.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Securities Administrator pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; and provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Paying Agent shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein based on the report of the Securities Administrator.

         (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any


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


         certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

                (ii) Neither the Trustee nor the Securities
         Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

                (iii) Neither the Trustee nor the Securities
         Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

                (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

                (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                (vii) None of the Securities Administrator, EMC or the Trustee shall be responsible for the acts or omissions of the other, the Master Servicer or the Servicer, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

         Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably


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


assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under the Servicing Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         (e) All funds received by the Master Servicer, the Securities Administrator and the Paying Agent and required to be deposited in the Distribution Account, the Pre-Funding Account, the Pre-Funding Reserve Account, the Interest Coverage Account, the Basis Risk Reserve Fund and the Reserve Fund, as the case may be, pursuant to this Agreement will be promptly so deposited by the Master Servicer, the Securities Administrator or the Paying Agent, as applicable.

         (f) Except for those actions that the Trustee or the Securities Administrator is required to take hereunder, neither the Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 9.02. Certain Matters Affecting the Trustee and the Securities Administrator. Except as otherwise provided in Section 9.01:

                (i) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Depositor, Master Servicer or Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (ii) The Trustee and the Securities Administrator may consult with counsel, and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel:

                (iii) Neither the Trustee nor the Securities
         Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to
         Section 8.02(b), to exercise such of the rights and powers vested in it by this


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


         Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

                (iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (v) Neither the Trustee nor the Securities
         Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                (vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a Custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

                (vii) Should the Trustee or the Securities
         Administrator deem the nature of any action required on its part, other than a payment or transfer under Subsection 4.01(b) or Section 4.02, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions;


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                (viii) The right of the Trustee or the Securities
         Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence, negligent failure to act or willful misconduct in the performance of any such act;

                (ix) Neither the Trustee nor the Securities
         Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

                (x) Neither the Trustee nor the Securities
         Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Sponsor pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the related Subsequent Mortgage Loan Purchase Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 9.03. Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator, and the countersignature of the Certificate Registrar, on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature of the Trustee on the Certificates), any Swap Agreement, any Cap Contract of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee, or the related Custodian on its behalf, of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Securities Administrator's signature on the Certificates shall be solely in its capacity as Securities Administrator and shall not constitute the Certificates an obligation of the Securities Administrator in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of Section 2.05, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement, any Swap Agreement, any Cap Contract or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any


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responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 9.04. Trustee and Securities Administrator May Own
Certificates.

         Each of the Trustee and the Securities Administrator, in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

         Section 9.05. Trustee's and Securities Administrator's Fees and Expenses. The fees and expenses of the Trustee and the Securities
Administrator shall be paid in accordance with a side letter agreement. In addition, the Trustee and the Securities Administrator will be entitled to recover from the Distribution Account pursuant to Section 4.03 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, or any of their respective directors, officers, employees or agents in connection with such Person's compliance with Section 3.19, any Event of Default, any breach of this Agreement, any termination of the Master Servicer, any appointment of a successor master servicer and, if applicable, any transfer of master servicing as set forth in Section 8.02(b), or as otherwise set forth herein, any Swap Agreement, any Cap Contract, the Grantor Trust Agreement or Servicing Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, or any of their respective directors, officers, employees or agents in the administration of the trusts hereunder or under such other agreements (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its or their negligence, negligent failure to act or intentional misconduct or which is the responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Distribution Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section 9.06. Eligibility Requirements for Trustee, Paying Agent and Securities Administrator.

         The Trustee and any successor Trustee, the Paying Agent and any successor Paying Agent and the Securities Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P with respect to their long-term rating and rated "BBB" or higher by S&P and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee, successor Paying Agent or successor Securities Administrator other than pursuant to Section


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9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee, the Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee, the Paying Agent or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07. Insurance. The Trustee, the Paying Agent and the Securities Administrator, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their Affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee, the Paying Agent or the Securities Administrator as to the Trustee's, the Paying Agent's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 9.08. Resignation and Removal of the Trustee and Securities Administrator.

         (a) The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, and the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

         (b) If at any time (i) the Trustee, the Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of
Section 9.06 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee, the Paying Agent or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, and (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator, then the


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Depositor shall promptly remove the Trustee, or shall be entitled to remove the
Paying Agent or the Securities Administrator, as applicable, and appoint a successor Trustee, Paying Agent or Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Master Servicer, the Trustee, the Paying Agent or Securities Administrator, as applicable, so removed, and the successor Trustee, Paying Agent or Securities Administrator, as applicable.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund may at any time remove the Trustee, the Paying Agent or the Securities Administrator and appoint a successor Trustee, Paying Agent or Securities Administrator by written instrument or instruments, in sextuplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Paying Agent, the Master Servicer, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator or the Paying Agent is removed), and the Trustee, Paying Agent or Securities Administrator so removed and the successor so appointed. Notice of any removal of the Trustee or the Securities Administrator shall be given to each Rating Agency by the Master Servicer or the successor trustee, or by the Securities Administrator or the successor securities administrator, as applicable. In the event that the Trustee, the Paying Agent or the Securities Administrator is removed by the Holders of Certificates in accordance with this Section 9.08(c), the Holders of such Certificates shall be responsible for paying any compensation payable to a successor Trustee, successor Paying Agent or successor Securities Administrator, in excess of the amount paid to the predecessor Trustee, predecessor Paying Agent or predecessor Securities Administrator, as applicable.

                  (d) No resignation or removal of the Trustee, the Paying Agent or the Securities Administrator and appointment of a successor Trustee, Paying Agent or Securities Administrator pursuant to any of the provisions of this
Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee, Paying Agent or Securities Administrator as provided in Section 9.09.

         Section 9.09. Successor Trustee, Paying Agent and Successor Securities Administrator.

                  (a) Any successor Trustee, Paying Agent or Securities Administrator appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee, Paying Agent or Securities Administrator, as applicable, and the Master Servicer an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee, Paying Agent or Securities Administrator shall then become effective and such successor Trustee, Paying Agent or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee, Paying Agent or Securities Administrator herein. The predecessor Trustee, Paying Agent or Securities Administrator shall, after its receipt of payment of its outstanding fees and expenses with respect hereunder, promptly deliver to the successor Trustee, Paying Agent or Securities Administrator, as applicable, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Trustee, Paying Agent or Securities Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be


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required for more fully and certainly vesting and confirming in the successor
Trustee, Paying Agent or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

         (b) No successor Trustee, Paying Agent or Securities Administrator shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Trustee, Paying Agent or Securities Administrator shall be eligible under the provisions of Section 9.06.

         (c) Upon acceptance of appointment by a successor Trustee, Paying Agent or Securities Administrator as provided in this Section 9.09, the successor Trustee, Paying Agent or Securities Administrator shall mail notice of the succession of such Trustee, Paying Agent or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. EMC shall pay the cost of any such mailing by the successor Trustee, Paying Agent or Securities Administrator.

         Section 9.10. Merger or Consolidation of Trustee, Paying Agent or Securities Administrator(a). Any state bank or trust company or national banking association into which the Trustee, the Paying Agent or the Securities Administrator may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee, the Paying Agent or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, the Paying Agent or the Securities Administrator, respectively, shall be the successor of the Trustee, the Paying Agent or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11. Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

         (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Depositor.




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         (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

         (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee (except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer) and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, or its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Section 9.12. Federal Information Returns and Reports to
Certificateholders; REMIC Administration.

         (a) For federal income tax purposes, the taxable year of each of REMIC I, REMIC II, REMIC III and REMIC IV shall be a calendar year and the Securities Administrator


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shall maintain or cause the maintenance of the books of each such REMIC on the accrual method of accounting.

         (b) (i) The Securities Administrator shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each REMIC, the Trust Fund, if applicable, and the Certificates, containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR). The Securities Administrator shall apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Securities Administrator shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, and updated versions thereof, as required, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each REMIC. The Securities Administrator shall make elections to treat each REMIC hereunder as a REMIC (which elections shall apply to the taxable period ending December 31, 2007 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe (and, if applicable, under applicable state and local law), and as described by the Securities Administrator. The Trustee shall sign all tax information returns filed pursuant to this Section 9.12 and any other returns as may be required by the Code. The Holder of the largest percentage interest of the Class R-I Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.1.860F-4(d)) for REMIC I and the Holder of the largest percentage interest of the Class R-II Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss. 1.860F-4(d)) for REMIC II. The Securities Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each REMIC during such time as the Securities Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Securities Administrator from acting as agent for the Tax Matters Person, each of the Trustee and the Securities Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a Tax Matters Person for each REMIC, including designation of the Holder of a Residual Certificate to sign such returns or act as Tax Matters Person for each REMIC. Each Holder of a Residual Certificate shall be bound by this Section.

              (ii) The Securities Administrator shall, to the extent that they are under its control, conduct matters relating to the assets of any REMIC hereunder at all times that any Certificates are outstanding so as to maintain its status as a REMIC under the REMIC Provisions. The Securities Administrator shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC hereunder. The Securities Administrator shall not permit the creation of any interests in REMIC II other


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


         than the Certificates. The Securities Administrator shall not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement). The Securities Administrator shall not receive any income attributable to any asset which is neither a "qualified mortgage" nor a "permitted investment" within the meaning of the REMIC Provisions. The Securities Administrator shall not receive any contributions to any REMIC hereunder after the Startup Day that would be subject to tax under
         Section 860G(d) of the Code. The Securities Administrator shall not dispose of any assets of any REMIC hereunder at a gain if such disposition would be a "prohibited transaction" within the meaning of
         Section 860F(a)(2) of the Code. As agent of each Tax Matters Person, the Securities Administrator shall, as and when necessary and appropriate, represent the related REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

         (c) The Securities Administrator shall provide, upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, or any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member) and otherwise shall comply with all of the requirements of Section 860E(e) of the Code.

         (d) The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC or the Trust Fund.

         (e) Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

         (f) The Trustee and the Securities Administrator agree to indemnify the Trust Fund and the Depositor for any taxes and costs, including, without limitation, any reasonable attorneys fees, imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer as


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a result of a breach of the Trustee's covenants or the Securities
Administrator's covenants, respectively, set forth in this Section 9.12; provided, however, such liability and obligation to indemnify in this paragraph shall not be joint and several and neither the Trustee nor the Securities Administrator shall be liable or be obligated to indemnify the Trust Fund for the failure by the other to perform any duty under this Agreement or the breach by the other of any covenant in this Agreement.

         (g) The Securities Administrator shall perform its obligations set forth under Section 7.12 of the Grantor Trust Agreement regarding the preparation and filing of tax returns for the Grantor Trust. The Securities Administrator shall indemnify the Grantor Trust and the Seller for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Grantor Trust or the Depositor as a result of a breach of the Securities Administrator's obligations set forth under Section 7.12 of the Grantor Trust Agreement.


                                    Article X
                                   Termination

         Section 10.01. Termination Upon Repurchase by the Depositor or its Designee or Liquidation of the Mortgage Loans.

         (a) Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Trustee, the Paying Agent, the Master Servicer, EMC and the Securities Administrator created hereby with respect to a Loan Group, other than the obligation of the Paying Agent to make payments to Certificateholders as hereinafter set forth, shall terminate upon the earlier of:

              (i) in accordance with Section 10.01(c), the repurchase by or at the direction of the Depositor or its designee of all of the Mortgage Loans and all related REO Property remaining in the related Loan Group at a price (the "Termination Purchase Price") equal to the sum of (a) 100% of the Outstanding Principal Balance of each Mortgage Loan in such Loan Group (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any related unreimbursed Monthly Advances made by the purchaser, together with interest at the applicable Mortgage Interest Rate accrued but unpaid to, but not including, the first day of the month of repurchase, (b) the appraised value of any related REO Property, less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Depositor and the Trustee at the expense of the Depositor, (c) unreimbursed out-of pocket costs of the Servicers and the Master Servicer, including unreimbursed servicing advances and the principal portion of any


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         unreimbursed Monthly Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (d) any costs and damages incurred by the Trust and the Trustee in connection with any violation of any such Mortgage Loan of any predatory or abusive lending laws and (e) any unreimbursed costs and expenses of the Trustee, the Master Servicer and the Securities Administrator with respect to the related Loan Group payable pursuant to Section 9.05; or

              (ii) the later of (A) the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Loan Group and (B) the disposition of all property acquired upon foreclosure or acceptance of a deed in lieu of foreclosure with respect to any Mortgage Loan in the related Loan Group; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or

              (iii) the payment to related Certificateholders of all amounts required to be paid to them pursuant to this Agreement.

         (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

         (c) The right of the Depositor or its designee to repurchase all of the Mortgage Loans and related assets with respect to a Loan Group, as described pursuant to Subsection 10.01(a)(i) above, shall be exercisable only if the aggregate Scheduled Principal Balance of the related Mortgage Loans at the time of any such repurchase is 10% or less of the sum of (i) the related Outstanding Principal Balance of such Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date. The right of the Depositor or its designee to repurchase all of the assets of the Trust Fund described pursuant to Subsection 10.01(a)(i) above shall also be exercisable if the Depositor, based upon an Opinion of Counsel addressed to the Depositor, the Trustee and the Securities Administrator, has determined that the REMIC status of a REMIC hereunder has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) or (ii) above, the Depositor may elect to terminate REMIC I, REMIC II, or REMIC III or REMIC IV at any time, and upon such election, the Depositor or its designee shall repurchase all of the assets of the Trust Fund as described in Subsection 10.01(a)(i) above.

         (d) The Paying Agent shall give notice of any termination to the Certificateholders, with a copy to the Master Servicer, the Securities Administrator, the Trustee, the Swap Counterparty and the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified.

         (e) If the option of the Depositor to repurchase or cause the repurchase of all of the assets of any Loan Group as described in Subsection
10.01 (a)(i) above is exercised, the Depositor and/or its designee shall deliver to the Paying Agent for deposit in the Distribution Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the Termination Purchase Price of the related Mortgage Loans being repurchased on the related Distribution Date. Upon presentation and surrender of the related Certificates by the Certificateholders, the Paying Agent shall distribute to such Certificateholders, as directed by the Securities Administrator in writing, an amount determined as follows: with respect to each such Certificate (other than the related Interest-Only, Class B-IO and Residual Certificates), the outstanding Certificate Principal Balance, plus with respect to each such Certificate (other than the Class B-IO and Residual Certificates), one month's interest thereon at the applicable Pass-Through Rate; and with respect to the related Interest-Only, Class B-IO and Residual Certificates, the percentage interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Certificates. If the proceeds with respect to the related Mortgage Loans are not sufficient to pay all of the related Certificates (other than such Interest-Only, Class B-IO and Residual Certificates) in full, any such deficiency will be allocated first, to the related Subordinate Certificates, in inverse order of their payment priority, and then to the related Senior Certificates, in each case on a pro rata basis. Upon deposit of the required repurchase price and following such final Distribution Date relating thereto, the Trustee shall release, or cause the related Custodian to release, promptly to the Depositor and/or its designee the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Paying Agent's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(f) and (g). After final distributions pursuant to
Section 10.01(f) and (g) to all Certificateholders, any other amounts remaining in the Accounts will belong to the Depositor.

         (f) Upon the presentation and surrender of the related Certificates, the Paying Agent shall distribute to the remaining Certificateholders, pursuant to the written direction of the Securities Administrator and in accordance with their respective interests, all related distributable amounts remaining in the Distribution Account.

         (g) If not all of the related Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Paying Agent shall give a second written notice to the remaining related Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice not all the related Certificates shall have been surrendered for cancellation, the Paying Agent may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining related Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

         Section 10.02. Additional Termination Requirements.

         (a) If the option of the Depositor to repurchase all the Mortgage Loans under Subsection 10.01(a)(i) above is exercised, the Trust Fund and each of REMIC I and REMIC II shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities Administrator have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in
Section 860F of the Code on REMIC I, REMIC II, REMIC III or REMIC IV or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) within 90 days prior to the final Distribution Date, at the written direction of the Depositor, the Securities Administrator, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of REMIC I, REMIC II, REMIC III and REMIC IV provided to it by the Depositor meeting the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder;

               (ii) the Depositor shall notify the Securities Administrator and the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Securities Administrator, as agent for the Trustee, shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) at or after the time of adoption of such a plan of complete liquidation of any of REMIC I, REMIC II, REMIC III and REMIC IV and at or prior to the final Distribution Date relating thereto, the Securities Administrator, as agent for the Trustee, shall sell for cash all of the assets of the Trust to or at the direction of the Depositor, and REMIC I, REMIC II, REMIC III and REMIC IV, as applicable, shall terminate at such time.

         (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the related REMIC upon the written request of the Depositor and to take such action in connection therewith as may be reasonably requested by the Depositor and (ii) appoint the Depositor as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. Upon written direction of the Depositor, the Trustee shall sign and the Securities Administrator shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each REMIC. Upon complete liquidation or final distribution of all of the assets of the Trust Fund, the Trust Fund and each of REMIC I, REMIC II, REMIC III and REMIC IV shall terminate.

                                   Article XI
                            Miscellaneous Provisions

         Section 11.01. Intent of Parties(a) . The parties intend that each of REMIC I, REMIC II, REMIC III and REMIC IV shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Sponsor to the Depositor, and by the Depositor to the Trust be, and be construed as, an absolute sale thereof to the Depositor or the Trust, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sponsor to the Depositor, or by the Depositor to the Trust. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sponsor or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Sponsor or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, (iii) the possession by the Trustee or a Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code shall be deemed to be "possession by the secured party" for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Sponsor and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

         Each of the Sponsor and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 11.02. Amendment.

         (a) This Agreement may be amended from time to time by EMC, the Depositor, the Master Servicer, the Securities Administrator and the Trustee, and the Servicing Agreement may be amended from time to time by EMC, the Master Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to (i) cure any ambiguity, (ii) conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement, (iii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iv) comply with any changes in the Code, (v) revise or correct any provisions to reflect the obligations of the parties to this Agreement as they relate to Regulation AB, or (vi) make any other provisions with respect to matters or questions arising under this Agreement or the Servicing Agreement which shall not be inconsistent with the provisions of this Agreement;

provided, however, that with regard to clauses (iv) through (vi) of this Section 11.02(a), such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by EMC, the Master Servicer, the Depositor, the Securities Administrator and the Trustee, and any Servicing Agreement may also be amended from time to time by the Master Servicer and the Trustee, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund or of the applicable Class or Classes of Certificates, if such amendment affects only such Class or Classes of Certificates (and, if such amendment affects the Class I-A-4B and Class II-A-3B Certificates, with the consent of the Swap Counterparty), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any related Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.02(b), Certificates registered in the name of or held for the benefit of the Depositor, the Securities Administrator, the Master Servicer, or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Securities Administrator shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies and the Swap Counterparty.

         (d) In the case of an amendment under Subsection 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own respective rights, duties or immunities under this Agreement.

         Section 11.03. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 11.04. Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor, the Securities Administrator, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided,
(ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.05. Acts of Certificateholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 11.05.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with
Section 5.04) shall be proved by the Certificate Register, and neither the Trustee, the Depositor, the Securities Administrator, the Master Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator, the Depositor, or the Master Servicer, as the case may be.

         Section 11.06. Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.07. Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel, and with respect to Reg AB notifications, to the Depositor at regabnotifications@bear.com; (ii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of EMC Mortgage Corporation, EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, Texas 75067, telecopier number (469) 759-4714, attention: President or General Counsel, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer, Paying Agent or Securities Administrator, the Corporate Trust Office of the Securities Administrator, or such other address as may hereafter be furnished to the other parties hereto in writing; (v) in the case of the Certificate Registrar, the Certificate Registrar Office; or (vi) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007, and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041,
Attention: Residential Mortgage Surveillance, or such other address as may be furnished to the parties hereto in writing. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, EMC or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 11.09. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 11.10. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 11.12. Notice to Rating Agencies. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                 (1) Any material change or amendment to this Agreement or the Servicing Agreement;

                 (2) The occurrence of any Event of Default that has not been cured;

                 (3) The resignation or termination of the Master Servicer, the Trustee or the Securities Administrator;

                 (4) The repurchase or substitution of Mortgage Loans;

                 (5) The final payment to Certificateholders; and

                 (6) Any change in the location of the Distribution Account.

         Section 11.13. Third Party Rights. The Swap Counterparty shall be an express third-party beneficiary of this Agreement to the extent of the express rights of the Class I-A-4B and Class II-A-3B Certificates to receive any payments under this Agreement, and shall have the right to enforce the rights to receive such payments under this Agreement as if it were a party hereto.


                            [Signature page follows]

         IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and EMC Mortgage Corporation have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                 INC., as Depositor


                                 By:/s/ Baron Silverstein
                                    ----------------------------------------
                                       Name:  Baron Silverstein
                                       Title: Vice President

                                 CITIBANK, N.A., as Trustee

                                 By:/s/ Louis Piscitelli
                                    ----------------------------------------
                                       Name:  Louis Piscitelli
                                       Title: Vice President

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                 Master Servicer


                                 By:/s/ Stacey Taylor
                                    ----------------------------------------
                                       Name:  Stacey Taylor
                                       Title: Vice President

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                 Securities Administrator


                                 By:/s/ Stacey Taylor
                                    ----------------------------------------
                                       Name:  Stacey Taylor
                                       Title: Vice President

                                 EMC MORTGAGE CORPORATION

                                 By:/s/ Jacqueline Oliver
                                    ----------------------------------------
                                       Name:   Jacqueline Oliver
                                       Title:  Senior Vice President

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Sponsor

EMC MORTGAGE CORPORATION, as Sponsor


By: /s/ Dana Dillard
   ----------------------------------------
      Name:  Dana Dillard
      Title: Senior Vice President

                                      /s/ Kay S. Ottinger
                                      ----------------------------------------
                                      Notary Public

[Notarial Seal]

STATE OF NEW YORK    )
                     ) ss.:

COUNTY OF NEW YORK   )

         On the 30th day of April 2007 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      /s/ Ravind Karmsingh
                                      ----------------------------------------
                                      Notary Public

[Notarial Seal]

STATE OF NEW YORK    )
                     ) ss.:

COUNTY OF NEW YORK   )

         On the 30th day of April 2007 before me, a notary public in and for said State, personally appeared Louis Piscitelli, known to me to be a Vice President of Citibank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      Sharka Waldhof
                                      ----------------------------------------
                                      Notary Public

[Notarial Seal]

STATE OF TEXAS       )
                     ) ss.:

COUNTY OF DALLAS     )

         On the 30th day of April 2007 before me, a notary public in and for said State, personally appeared Jacqueline Oliver, known to me to be a Senior Vice Presidentof EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      Kay J. Ottinger
                                      ----------------------------------------
                                      Notary Public

[Notarial Seal]

STATE OF MARYLAND    )
                     ) ss.:

CITY OF BALTIMORE    )

         On the 30th day of April 2007 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      Darron Woodus
                                      ----------------------------------------
                                      Notary Public

[Notarial Seal]

                                                                     EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATES

                           CLASS [__A-__] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR

DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.]

                                      A-1-2


Certificate No. 1                           Pass-Through Rate:  Adjustable

Class [__A-__] Senior

Date  of  Pooling  and  Servicing           Aggregate Initial Certificate  Principal Balance of
Agreement  and Cut-off Date:                this Class of Certificates as of the Cut-off Date:
                                            $[__________]
April 1, 2007

First Distribution Date:                    Initial Certificate Principal Balance of this
                                            Certificate as of the Cut-off Date: $[__________]
May 25, 2007

Master Servicer:                            CUSIP: 86363N [_____]

Wells Fargo Bank, National Association

Assumed Final Distribution Date:

[April] [May] 25, 2037















                                              A-1-3

             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2007-AR3

                   evidencing a fractional undivided interest in the distributions allocable to the Class [___]-A-[___] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.][Citibank, N.A., as Grantor Trustee] is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and Citibank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the applicable interest accrual period set forth in the Agreement on the Certificate Principal Balance hereof at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable per annum Margin set forth in the Agreement, [(ii) 10.50% per annum] and [(iii) the applicable Net Rate Cap set forth in the Agreement]. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

                            A-1-4

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto as set forth in the Agreement.

         [No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification, and is made in accordance with Section 5.02 of the Agreement. In the event that such transfer is to be made the Certificate Registrar shall register such transfer if: (i) made to a transferee who has provided the Certificate Registrar and the Trustee with evidence as to its QIB status; or (ii) (A) the transferor has advised the Trustee and the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee and the Certificate Registrar an Investment Letter; or (iii) based upon an Opinion of Counsel to the effect that (A) and (B) above are met sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws.

         Neither the Depositor nor the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, EMC and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon

                                      A-1-5
the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) with respect to the Loan Group to which this Class relates shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the related Loan Group and (B) disposition of all property acquired with respect to any Mortgage Loan in the related Loan Group, (ii) the payment to the related Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the related Loan Group in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans with respect to the related Loan Group as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the related Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]




                                     A-1-6

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: April 30, 2007           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Securities Administrator

                                By:
                                   -----------------------------------------
                                         Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                WELLS FARGO BANK,
                                NATIONAL ASSOCIATION, as Certificate Registrar

                                By:
                                   -----------------------------------------
                                         Authorized Signatory












                                     A-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                Signature by or on behalf of assignor

                                                 Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.













                                     A-1-8

                                                                     EXHIBIT A-2

                          FORM OF CLASS B CERTIFICATES
                           CLASS [__B-__] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CLASSES OF CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23; (II) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; AND
(III) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-


                                     A-2-1

ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION SPECIFIED IN
SECTION 5.07 OF THE AGREEMENT IS PROVIDED.]






Class [___-B-___] Subordinate                     Pass-Through Rate:  Adjustable

Date of Pooling and Servicing Agreement and       Aggregate Initial Certificate  Principal Balance of
Cut-off Date:                                     this Class of Certificates as of the Cut-off Date:
                                                  $[__________]
April 1, 2007



First Distribution Date:                          Initial Certificate Principal Balance of this
                                                  Certificate as of the Cut-off Date: $[__________]
May 25, 2007



Master Servicer:                                  CUSIP: 86363N [_____]

Wells Fargo Bank, National Association



Assumed Final Distribution Date:

[April] [May] 25, 2037














                                                 A-2-2

             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2007-AR3

                   evidencing a fractional undivided interest in the distributions allocable to the Class [__-B-__] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] [Bear, Stearns Securities Corp.] is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and Citibank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the applicable interest accrual period set forth in the Agreement on the Certificate Principal Balance hereof at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable per annum Margin set forth in the Agreement, [(ii) 10.50% per annum] and [(iii) the applicable Net Rate Cap set forth in the Agreement]. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the [Business Day immediately preceding such Distribution Date][last Business Day of the month immediately preceding the month of such Distribution Date], an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.


                            A-2-3

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto as set forth in the Agreement.

         [No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification, and is made in accordance with Section 5.02 of the Agreement. In the event that such transfer is to be made the Certificate Registrar shall register such transfer if: (i) made to a transferee who has provided the Certificate Registrar and the Trustee with evidence as to its QIB status; or (ii) (A) the transferor has advised the Trustee and the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee and the Certificate Registrar an Investment Letter; or (iii) based upon an Opinion of Counsel to the effect that (A) and (B) above are met sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws.]

         [Neither the Depositor nor the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, EMC and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         [This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the transferee certifies or represents that the proposed transfer and holding of this Certificate and the servicing, management and operation of the Trust and its assets: (i) will not result in any prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption, including, but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (ii) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and
(iii) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, any Servicer, the Master Servicer, the Certificate Registrar or the Trustee in addition to those undertaken in the Agreement, which will be deemed represented by an owner of a Book-Entry Certificate or a Global Certificate, or unless the opinion specified in Section
5.07 of the Agreement is provided.]


                            A-2-4

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) with respect to the Loan Group to which this Class relates shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the related Loan Group and (B) disposition of all property acquired with respect to any Mortgage Loan in the related Loan Group, (ii) the payment to the related Certificateholders of all amounts required to be paid to them under the Agreement,


                            A-2-5
or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the related Loan Group in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans with respect to the related Loan Group as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the related Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]















                                     A-2-6

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: April 30, 2007           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Securities Administrator

                                By:
                                   -----------------------------------------

                                         Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                WELLS FARGO BANK,
                                NATIONAL ASSOCIATION, as Certificate Registrar


                                By:
                                   -----------------------------------------
                                         Authorized Signatory















                                     A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                Signature by or on behalf of assignor

                                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.
















                                     A-2-8

                                   EXHIBIT A-3

                          FORM OF CLASS R CERTIFICATES

                            CLASS [R-__] CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON, A PUBLICLY TRADED PARTNERSHIP OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR AND THE TRUSTEE WITH AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE, THE DEPOSITOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR AND THE SECURITIES ADMINISTRATOR, AND ON WHICH THEY MAY RELY, IN A FORM SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR, THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; (II) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE; (III) IS PERMISSIBLE UNDER APPLICABLE LAW; AND (IV) WILL NOT SUBJECT THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT (AS DEFINED HEREIN).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE OBTAINS THE PRIOR WRITTEN CONSENT OF STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. AND THE SECURITIES ADMINISTRATOR AND PROVIDES A TRANSFER AFFIDAVIT TO THE TAX MATTERS PERSON, THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES (AS DEFINED IN SECTION 7701 OF THE CODE), ANY STATE (AS DEFINED IN SECTION 7701 OF THE CODE) OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FREDDIE MAC OR ANY SUCCESSOR THERETO, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION (AS DEFINED IN SECTION 7701 OF THE
CODE), OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY


                                     A-3-1

ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.
















                                     A-3-2

Certificate No. 1                             Pass-Through Rate:  N/A

Class [R] [R-X]

Date of Pooling and Servicing Agreement       Percentage Interest:  100%
and Cut-off Date:

April 1, 2007

First Distribution Date:

May 25, 2007

Master Servicer:                              CUSIP: 86363N [_____]

Wells Fargo Bank, National Association

Assumed Final Distribution Date:

May 25, 2037














                                     A-3-3

             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2007-AR3

                   evidencing a fractional undivided interest in the distributions allocable to the Class [R] [R-X] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and Citibank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         No interest will accrue or be payable on this Certificate.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership


                                     A-3-4
interest in this Certificate will be conditioned upon the delivery to SAMI II, the Securities Administrator, the Trustee and the Certificate Registrar of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a person that is a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may impose.

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transferee provides the Certificate Registrar and the Trustee with an opinion of counsel addressed to the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator and on which they may rely (which shall not be at the expense of the Trustee, the Certificate Registrar, the Master Servicer or the Securities Administrator) which is acceptable to the Certificate Registrar and the Trustee, that the purchase of this Certificate will not result in or constitute a nonexempt prohibited transaction, is permissible under applicable law and will not give rise to any additional fiduciary obligations on the part of the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Trustee.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in


                                     A-3-5
writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         By accepting this Certificate, the purchaser hereof agrees to be a Tax Matters Person and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]






                                     A-3-6

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  April 30, 2007            WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  as Securities Administrator

                                  By:
                                     -------------------------------------------
                                           Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                  WELLS FARGO BANK,
                                  NATIONAL ASSOCIATION, as Certificate Registrar

                                  By:
                                     -------------------------------------------

                                           Authorized Signatory

















                                     A-3-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor

                                             Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.














                                     A-3-8

                         FORM OF CLASS B-IO CERTIFICATES

                          CLASS [___]-B-IO CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT



                                     A-4-1

RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23; (II) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; AND (III) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION SPECIFIED IN SECTION
5.07 OF THE AGREEMENT IS PROVIDED.















                                     A-4-2


Class B-IO Subordinate                       Pass-Through Rate:  N/A


Date of Pooling and Servicing Agreement      Aggregate Initial Notional Balance of this Class of
and Cut-off Date:                            Certificates as of the Cut-off Date:

April 1, 2007                                $[__________]

First Distribution Date:                     Initial  Notional  Balance of this Certificate as of the
                                             Cut-off Date:  $[__________]
May 25, 2007

Master Servicer:                             CUSIP:  86363N [___]

Wells Fargo Bank, National Association

Assumed Final Distribution Date:

May  25, 2037















                                     A-4-3

             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2007-AR3

                   evidencing a fractional undivided interest in the distributions allocable to the Class B-IO Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and Citibank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         This Certificate has a notional balance and does not bear interest at a specified rate. It is entitled on each Distribution Date to its Percentage Interest of distributions of any remaining Net Monthly Excess Cashflow after all other classes of Certificates (other than the Residual Certificates) have received amounts to which they are entitled.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice.

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and an



                                     A-4-4
effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification, and is made in accordance with Section 5.02 of the Agreement. In the event that such transfer is to be made the Certificate Registrar shall register such transfer if: (i) made to a transferee who has provided the Certificate Registrar and the Trustee with evidence as to its QIB status; or
(ii) (A) the transferor has advised the Trustee and the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee and the Certificate Registrar an Investment Letter; or (iii) based upon an Opinion of Counsel to the effect that (A) and (B) above are met sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws.

         Neither the Depositor nor the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, EMC and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the transferee certifies or represents that the proposed transfer and holding of this Certificate and the servicing, management and operation of the Trust and its assets: (i) will not result in any prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption, including, but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (ii) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and
(iii) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, any Servicer, the Master Servicer, the Certificate Registrar or the Trustee in addition to those undertaken in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.



                                     A-4-5

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) with respect to the Loan Group to which this Class relates shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the related Loan Group and (B) disposition of all property acquired with respect to any Mortgage Loan in the related Loan Group, (ii) the payment to the related Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the related Loan Group in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans with respect to the related Loan Group as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the related Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.



                                     A-4-6

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]























                                     A-4-7

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  April 30, 2007            WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  as Securities Administrator

                                  By:
                                     -------------------------------------------
                                           Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                  WELLS FARGO BANK,
                                  NATIONAL ASSOCIATION, as Certificate Registrar

                                  By:
                                     -------------------------------------------
                                           Authorized Signatory






















                                     A-5-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor

                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.















                                     A-5-7

                       FORM OF INTEREST-ONLY CERTIFICATES

                            CLASS [___]-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE, EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT (AS DEFINED BELOW). THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE INITIAL NOTIONAL AMOUNT SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS NOTIONAL AMOUNT BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.





















                                     A-5-1



Certificate No. 1                           Pass-Through Rate:  Fixed

Class [__]-X Senior

Date of Pooling and Servicing Agreement     Aggregate Initial Notional Amount of this Class of
and Cut-off Date:                           Certificates as of the Cut-off Date:

April 1, 2007

                                            $[__________]

First Distribution Date:

May 25, 2007

Master Servicer:                            CUSIP:  86363N [___]

Wells Fargo Bank, National Association

Assumed Final Distribution Date:

April 25, 2037













                                     A-5-2

             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3

                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2007-AR3

                   evidencing a fractional undivided interest in the distributions allocable to the Class [__]-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and Citibank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the applicable interest accrual period set forth in the Agreement on the Notional Amount and the Certificate Principal Balance as set forth in the Agreement at a fixed pass-through rate equal to [0.080%][0.500%]. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is not likely to be the date on which the Notional Amount of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such


                                     A-5-3

Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The Initial Notional Amount of this Certificate is set forth above. The Notional Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto as set forth in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered


                                     A-5-4
as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) with respect to the Loan Group to which this Class relates shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the related Loan Group and (B) disposition of all property acquired with respect to any Mortgage Loan in the related Loan Group, (ii) the payment to the related Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the related Loan Group in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans with respect to the related Loan Group as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the related Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]





















                                     A-5-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  April 30, 2007          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Securities Administrator

                                By:

                                   -------------------------------------------
                                         Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                WELLS FARGO BANK,
                                NATIONAL ASSOCIATION, as Certificate Registrar

                                  By:

                                     -------------------------------------------
                                           Authorized Signatory




















                                     A-5-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor

                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.

















                                     A-5-7

                                                                     EXHIBIT A-6

                             FORM OF XP CERTIFICATES

                         CLASS [__]-XP-[__] CERTIFICATE

THIS CERTIFICATE IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14,


                                     A-6-1

PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23; (II) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; AND
(III) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION SPECIFIED IN SECTION 5.07 OF THE AGREEMENT IS PROVIDED.




















                                     A-6-2


Class: Class XP                                  Pass-Through Rate:  N/A

Date of Pooling and Servicing Agreement          Aggregate Initial Certificate Principal Balance of
and Cut-off Date:                                this Class of Certificates as of the Cut-off Date:
                                                 $100

April 1, 2007



First Distribution Date:                         Initial   Certificate  Principal Balance of this
                                                 Certificate as of the Cut-off Date: $100
May 25, 2007



Master Servicer:                                 Initial  Notional  Balance of this Certificate as of the
                                                 Cut-off Date: $[___________]
Wells Fargo Bank, National Association

Assumed Final Distribution Date:                 CUSIP: 86363N [_______]

June 25, 2010

















                                                A-6-3

             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3

                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2007-AR3

                   evidencing a fractional undivided interest in the distributions allocable to the Class XP Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and Citibank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         This Certificate does not bear interest. It is entitled on each Distribution Date to its Percentage Interest of distributions, if any, of certain Prepayment Charges and such other amounts, as described in the Agreement.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice.

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that


                                     A-6-4
does not require such registration or qualification, and is made in accordance with Section 5.02 of the Agreement. In the event that such transfer is to be made the Certificate Registrar shall register such transfer if: (i) made to a transferee who has provided the Certificate Registrar and the Trustee with evidence as to its QIB status; or (ii) (A) the transferor has advised the Trustee and the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee and the Certificate Registrar an Investment Letter; or (iii) based upon an Opinion of Counsel to the effect that (A) and (B) above are met sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws.

         Neither the Depositor nor the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, EMC and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the transferee certifies or represents that the proposed transfer and holding of this Certificate and the servicing, management and operation of the Trust and its assets: (i) will not result in any prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption, including, but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (ii) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and
(iii) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, any Servicer, the Master Servicer, the Certificate Registrar or the Trustee in addition to those undertaken in the Agreement, or unless the opinion specified in Section 5.07 of the Agreement is provided.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.


                                     A-6-5

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) with respect to the Loan Group to which this Class relates shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the related Loan Group and (B) disposition of all property acquired with respect to any Mortgage Loan in the related Loan Group, (ii) the payment to the related Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the related Loan Group in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans with respect to the related Loan Group as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the related Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.


                                     A-6-6

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]




















                                     A-6-7

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.
Dated:  April 30, 2007          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Securities Administrator

                                By:

                                   -------------------------------------------
                                         Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                WELLS FARGO BANK,
                                NATIONAL ASSOCIATION, as Certificate Registrar

                                  By:

                                     -------------------------------------------
                                           Authorized Signatory















                                     A-6-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor

                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.
















                                     A-6-9

                                                                       EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

LOAN       DEAL INFO                CURRENT        PAYMENT    STATED       STATED     CURRENT     TRUSTFEE    LPMI    MSERV   SERV
SEQ                                 BALANCE                   ORIGINAL     REM        NET                                     FEE
                                                              TERM         TERM       COUPON

17077545   GR1. NOPP                 253727.47     896.04          360        356       6.875           0       0         0   0.375
17077546   GR1. NOPP                1010094.15       3750          360        356       7.125           0       0         0   0.375
17077547   GR5. 1YRHARD/2YRSOFT         202906     822.25          360        358         7.5           0       0         0   0.375
17077548   GR5. 1YRHARD/2YRSOFT      281404.38       1050          360        358       7.125           0       0         0   0.375
17077496   GR5. 1YRHARD/2YRSOFT         336840       1225          360        359           7           0       0         0   0.375
17077497   GR1. NOPP                    521300    2329.17          360        359           8           0       0         0   0.375
17077498   GR5. 1YRHARD/2YRSOFT      413380.88    1546.31          360        359       7.125           0       0         0   0.375
17077499   GR5. 1YRHARD/2YRSOFT         392980    1510.83          360        359        7.25           0       0         0   0.375
17077500   GR1. NOPP                 295074.85    1195.75          360        359         7.5           0       0         0   0.375
17077501   GR5. 1YRHARD/2YRSOFT         360900       1275          360        359       6.875           0       0         0   0.375
17077502   GR5. 1YRHARD/2YRSOFT         256640     986.67          360        359        7.25           0       0         0   0.375
17077503   GR1. NOPP                    263858    1069.25          360        359         7.5           0       0         0   0.375
17077504   GR5. 1YRHARD/2YRSOFT      146198.58     546.88          360        359       7.125           0       0         0   0.375
17077505   GR5. 1YRHARD/2YRSOFT         252229     969.71          360        359        7.25           0       0         0   0.375
17077506   GR5. 1YRHARD/2YRSOFT         304760    1203.33          360        359       7.375           0       0         0   0.375
17077508   GR5. 1YRHARD/2YRSOFT         368118       1377          360        359       7.125           0       0         0   0.375
17077509   GR1. NOPP                    428268       1869          360        359       7.875           0       0         0   0.375
17077510   GR1. NOPP                 334584.38    1251.56          360        359       7.125           0       0         0   0.375
17077511   GR5. 1YRHARD/2YRSOFT         256640     826.67          360        359         6.5           0       0         0   0.375
17077512   GR5. 1YRHARD/2YRSOFT         248620        930          360        359       7.125           0       0         0   0.375
17077513   GR5. 1YRHARD/2YRSOFT         176440     678.33          360        359        7.25           0       0         0   0.375
17077514   GR1. NOPP                    307968       1056          360        359        6.75           0       0         0   0.375
17077515   GR1. NOPP                  171627.9     677.67          360        359       7.375           0       0         0   0.375
17077516   GR1. NOPP                    260650    1029.17          360        359       7.375           0       0         0   0.375
17077517   GR1. NOPP                    188470     744.17          360        359       7.375           0       0         0   0.375
17077518   GR5. 1YRHARD/2YRSOFT         200500      812.5          360        359         7.5           0       0         0   0.375
17077519   GR5. 1YRHARD/2YRSOFT         308770    1122.92          360        359           7           0       0         0   0.375
17077520   GR5. 1YRHARD/2YRSOFT         222154     807.92          360        359           7           0       0         0   0.375
17077480   GR1. NOPP                    204510      807.5          360        359       7.375           0       0         0   0.375
17077481   GR5. 1YRHARD/2YRSOFT         272680    1218.33          360        359           8           0       0         0   0.375
17077482   GR1. NOPP                    297542    1205.75          360        359         7.5           0       0         0   0.375
17077483   GR5. 1YRHARD/2YRSOFT         136340     566.67          360        359       7.625           0       0         0   0.375
17077484   GR5. 1YRHARD/2YRSOFT         421050    1618.75          360        359        7.25           0       0         0   0.375
17077485   GR5. 1YRHARD/2YRSOFT      412994.48    1630.83          360        359       7.375           0       0         0   0.375
17077486   GR5. 1YRHARD/2YRSOFT         275888    1060.67          360        359        7.25           0       0         0   0.375
17077487   GR5. 1YRHARD/2YRSOFT         264660        990          360        359       7.125           0       0         0   0.375
17077488   GR5. 1YRHARD/2YRSOFT         140350     554.17          360        359       7.375           0       0         0   0.375
17077489   GR1. NOPP                  238916.8     868.88          360        359           7           0       0         0   0.375
17077491   GR5. 1YRHARD/2YRSOFT         560598       2097          360        359       7.125           0       0         0   0.375
17077492   GR1. NOPP                    307567    1278.33          360        359       7.625           0       0         0   0.375
17077493   GR5. 1YRHARD/2YRSOFT         133533      499.5          360        359       7.125           0       0         0   0.375
17077494   GR1. NOPP                    395186    1766.58          360        359           8           0       0         0   0.375
17077495   GR1. NOPP                    449120       1680          360        359       7.125           0       0         0   0.375
17077449   GR1. NOPP                 641499.75    2066.34          360        359         6.5           0       0         0   0.375
17077450   GR5. 1YRHARD/2YRSOFT         210926     810.92          360        359        7.25           0       0         0   0.375
17077451   GR1. NOPP                 589169.25    2326.31          360        359       7.375           0       0         0   0.375
17077453   GR5. 1YRHARD/2YRSOFT         246615     896.88          360        359           7           0       0         0   0.375
17077458   GR1. NOPP                    537340    2121.67          360        359       7.375           0       0         0   0.375
17077459   GR5. 1YRHARD/2YRSOFT         196490     775.83          360        359       7.375           0       0         0   0.375
17077460   GR5. 1YRHARD/2YRSOFT      328719.75    1161.31          360        359       6.875           0       0         0   0.375
17077461   GR5. 1YRHARD/2YRSOFT         319196    1227.17          360        359        7.25           0       0         0   0.375
17077463   GR1. NOPP                    296740     1017.5          360        359        6.75           0       0         0   0.375
17077464   GR1. NOPP                    465160       1160          360        359       5.625           0       0         0   0.375
17077465   GR5. 1YRHARD/2YRSOFT         457140     1567.5          360        359        6.75           0       0         0   0.375
17077466   GR5. 1YRHARD/2YRSOFT         453130    1789.17          360        359       7.375           0       0         0   0.375
17077467   GR5. 1YRHARD/2YRSOFT       450247.7       1960          360        358       7.875           0       0         0   0.375
17077468   GR1. NOPP                    409020       1615          360        359       7.375           0       0         0   0.375
17077469   GR1. NOPP                  200860.9     813.96          360        359         7.5           0       0         0   0.375
17077470   GR5. 1YRHARD/2YRSOFT         613530     2422.5          360        359       7.375           0       0         0   0.375
17077471   GR5. 1YRHARD/2YRSOFT       157392.5     457.92          360        359       6.125           0       0         0   0.375
17077474   GR5. 1YRHARD/2YRSOFT      113803.79     484.83          360        359        7.75           0       0         0   0.375
17077476   GR5. 1YRHARD/2YRSOFT         400198    1621.75          360        359         7.5           0       0         0   0.375
17077477   GR5. 1YRHARD/2YRSOFT         220550     893.75          360        359         7.5           0       0         0   0.375
17077478   GR1. NOPP                 216439.75     832.11          360        359        7.25           0       0         0   0.375
17077479   GR1. NOPP                    224560     816.67          360        359           7           0       0         0   0.375
17076254   GR5. 1YRHARD/2YRSOFT         316790    1086.25          360        359        6.75           0       0         0   0.375
17076255   GR3. 1YRHARD                 136340     566.67          360        359       7.625           0       0         0   0.375
17076257   GR3. 1YRHARD              365461.38    1367.06          360        359       7.125           0       0         0   0.375
17076258   GR3. 1YRHARD                 228570     878.75          360        359        7.25           0       0         0   0.375
17076259   GR3. 1YRHARD              251923.23    1099.42          360        359       7.875           0       0         0   0.375
17076261   GR1. NOPP                    184460      747.5          360        359         7.5           0       0         0   0.375
17076252   GR5. 1YRHARD/2YRSOFT         332830    1487.08          360        359           8           0       0         0   0.375
17076253   GR1. NOPP                    396990    1773.75          360        359           8           0       0         0   0.375
17059703   GR1. NOPP                 221103.61     893.75          360        358         7.5           0       0         0   0.375
17059704   GR5. 1YRHARD/2YRSOFT      498488.01    1963.33          360        358       7.375           0       0         0   0.375
17059705   GR5. 1YRHARD/2YRSOFT      261303.99     947.92          360        358           7           0       0         0   0.375
17059706   GR5. 1YRHARD/2YRSOFT       285404.8       1065          360        358       7.125           0       0         0   0.375
17059707   GR5. 1YRHARD/2YRSOFT      258088.08     989.75          360        358        7.25           0       0         0   0.375
17059708   GR5. 1YRHARD/2YRSOFT         387366     1368.5          360        359       6.875           0       0         0   0.375
17059709   GR5. 1YRHARD/2YRSOFT      186486.63     676.51          360        358           7           0       0         0   0.375
17059710   GR1. NOPP                 407031.33    1518.75          360        358       7.125           0       0         0   0.375
17059711   GR5. 1YRHARD/2YRSOFT      184922.83     670.83          360        358           7           0       0         0   0.375
17059712   GR5. 1YRHARD/2YRSOFT      286831.01     891.88          360        358       6.375           0       0         0   0.375
17059713   GR1. NOPP                 345724.84       1075          360        358       6.375           0       0         0   0.375
17059714   GR1. NOPP                 241203.69        875          360        358           7           0       0         0   0.375
17059715   GR5. 1YRHARD/2YRSOFT      359394.15     1564.5          360        358       7.875           0       0         0   0.375
17059716   GR5. 1YRHARD/2YRSOFT         380950    1227.08          360        359         6.5           0       0         0   0.375
17059717   GR5. 1YRHARD/2YRSOFT      410347.66    1488.96          360        358           7           0       0         0   0.375
17059718   GR1. NOPP                 598989.01    2110.83          360        358       6.875           0       0         0   0.375
17059719   GR1. NOPP                 377082.45     1641.5          360        358       7.875           0       0         0   0.375
17059721   GR5. 1YRHARD/2YRSOFT      152762.45     601.67          360        358       7.375           0       0         0   0.375
17059722   GR1. NOPP                 488060.84    1871.68          360        358        7.25           0       0         0   0.375
17059723   GR1. NOPP                 313564.79     1137.5          360        358           7           0       0         0   0.375
17059724   GR5. 1YRHARD/2YRSOFT      550749.14    2283.33          360        358       7.625           0       0         0   0.375
17059725   GR5. 1YRHARD/2YRSOFT      361755.19    1274.82          360        358       6.875           0       0         0   0.375
17059726   GR5. 1YRHARD/2YRSOFT      155978.39     565.83          360        358           7           0       0         0   0.375
17059727   GR5. 1YRHARD/2YRSOFT     1390968.75    5058.59          360        359           7           0       0         0   0.375
17059728   GR5. 1YRHARD/2YRSOFT      152762.42     585.83          360        358        7.25           0       0         0   0.375
17059729   GR5. 1YRHARD/2YRSOFT      188943.08     763.75          360        358         7.5           0       0         0   0.375
17059730   GR5. 1YRHARD/2YRSOFT      183535.03     722.87          360        358       7.375           0       0         0   0.375
17059732   GR5. 1YRHARD/2YRSOFT      426126.85    1678.33          360        358       7.375           0       0         0   0.375
17059733   GR5. 1YRHARD/2YRSOFT         298745     993.33          360        359       6.625           0       0         0   0.375
17059734   GR5. 1YRHARD/2YRSOFT      269322.95     949.09          360        358       6.875           0       0         0   0.375
17059735   GR1. NOPP                  192882.9     839.65          360        358       7.875           0       0         0   0.375
17059736   GR5. 1YRHARD/2YRSOFT      440196.27    1414.38          360        358         6.5           0       0         0   0.375
17059737   GR1. NOPP                 199998.11     746.25          360        358       7.125           0       0         0   0.375
17059738   GR1. NOPP                 474026.97    1671.67          360        358       6.875           0       0         0   0.375
17059739   GR1. NOPP                 623108.88    2002.08          360        358         6.5           0       0         0   0.375
17059740   GR1. NOPP                 466327.13    1691.67          360        358           7           0       0         0   0.375
17059743   GR1. NOPP                 655270.02    2377.08          360        358           7           0       0         0   0.375
17059744   GR1. NOPP                 964538.36    3898.88          360        358         7.5           0       0         0   0.375
17059745   GR1. NOPP                 103711.94        344          360        358       6.625           0       0         0   0.375
17059746   GR1. NOPP                 297484.78    1171.67          360        358       7.375           0       0         0   0.375
17059747   GR1. NOPP                    180420     731.25          360        359         7.5           0       0         0   0.375
17059748   GR1. NOPP                 546729.49    2436.67          360        358           8           0       0         0   0.375
17059749   GR5. 1YRHARD/2YRSOFT      264872.78        825          360        358       6.375           0       0         0   0.375
17059750   GR5. 1YRHARD/2YRSOFT      130400.64      432.5          360        358       6.625           0       0         0   0.375
17059751   GR5. 1YRHARD/2YRSOFT      450247.35       1820          360        358         7.5           0       0         0   0.375
17059752   GR5. 1YRHARD/2YRSOFT      470347.56     1852.5          360        358       7.375           0       0         0   0.375
17059753   GR5. 1YRHARD/2YRSOFT      305524.91    1203.33          360        358       7.375           0       0         0   0.375
17059696   GR5. 1YRHARD/2YRSOFT      177686.67     626.17          360        358       6.875           0       0         0   0.375
17059697   GR5. 1YRHARD/2YRSOFT         674482     2943.5          360        359       7.875           0       0         0   0.375
17059698   GR1. NOPP                 237103.29      884.7          360        358       7.125           0       0         0   0.375
17059699   GR1. NOPP                 208440.24     777.75          360        358       7.125           0       0         0   0.375
17059700   GR5. 1YRHARD/2YRSOFT      163365.34     626.49          360        358        7.25           0       0         0   0.375
17059702   GR5. 1YRHARD/2YRSOFT       149546.4        589          360        358       7.375           0       0         0   0.375
17053546   GR1. NOPP                   1002499    4479.16          360        359           8           0       0         0   0.375
17053547   GR3. 1YRHARD                 425060    1766.67          360        359       7.625           0       0         0   0.375
17053548   GR5. 1YRHARD/2YRSOFT         228570       1045          360        359       8.125           0       0         0   0.375
17053549   GR1. NOPP                    133934     598.42          360        359           8           0       0         0   0.375
17053550   GR5. 1YRHARD/2YRSOFT      149879.03     468.75          360        359       6.375           0       0         0   0.375
17053551   GR5. 1YRHARD/2YRSOFT       236765.3     934.86          360        359       7.375           0       0         0   0.375
17053552   GR1. NOPP                    180450      712.5          360        359       7.375           0       0         0   0.375
17053553   GR1. NOPP                  144199.6      449.5          360        359       6.375           0       0         0   0.375
17053555   GR5. 1YRHARD/2YRSOFT         465160       2030          360        359       7.875           0       0         0   0.375
17053556   GR5. 1YRHARD/2YRSOFT         260450    1164.58          360        359           8           0       0         0   0.375
17053557   GR5. 1YRHARD/2YRSOFT      460856.48    2060.42          360        358           8           0       0         0   0.375
17053558   GR5. 1YRHARD/2YRSOFT       343857.5     964.69          360        359           6           0       0         0   0.375
17053559   GR5. 1YRHARD/2YRSOFT         276690    1236.25          360        359           8           0       0         0   0.375
17053560   GR5. 1YRHARD/2YRSOFT         368920    1456.67          360        359       7.375           0       0         0   0.375
17053561   GR5. 1YRHARD/2YRSOFT         499646    2232.42          360        359           8           0       0         0   0.375
17053562   GR3. 1YRHARD                 360098    1646.33          360        359       8.125           0       0         0   0.375
17053563   GR5. 1YRHARD/2YRSOFT         344860       1290          360        359       7.125           0       0         0   0.375
17053564   GR3. 1YRHARD                 583856       2184          360        359       7.125           0       0         0   0.375
17053565   GR3. 1YRHARD               303757.5    1167.81          360        359        7.25           0       0         0   0.375
17053566   GR5. 1YRHARD/2YRSOFT      280699.43       1225          360        359       7.875           0       0         0   0.375
17053567   GR5. 1YRHARD/2YRSOFT         239798        897          360        359       7.125           0       0         0   0.375
17053568   GR3. 1YRHARD                 400198    1413.83          360        359       6.875           0       0         0   0.375
17053569   GR5. 1YRHARD/2YRSOFT         826060    3004.17          360        359           7           0       0         0   0.375
17053570   GR1. NOPP                    328018    1329.25          360        359         7.5           0       0         0   0.375
17053572   GR3. 1YRHARD              514568.52    2129.07          360        358       7.615           0       0         0   0.375
17053574   GR3. 1YRHARD                 437090     1907.5          360        359       7.875           0       0         0   0.375
17053575   GR5. 1YRHARD/2YRSOFT      251353.18     986.67          360        358        7.25           0       0         0   0.375
17053576   GR3. 1YRHARD              482407.88       1950          360        358         7.5           0       0         0   0.375
17053577   GR1. NOPP                  418042.5    1476.88          360        359       6.875           0       0         0   0.375
17053578   GR5. 1YRHARD/2YRSOFT      459004.68    1856.56          360        358         7.5           0       0         0   0.375
17053580   GR5. 1YRHARD/2YRSOFT         206114     706.75          360        359        6.75           0       0         0   0.375
17053581   GR5. 1YRHARD/2YRSOFT         296740       1110          360        359       7.125           0       0         0   0.375
17053582   GR3. 1YRHARD                 320800    1233.33          360        359        7.25           0       0         0   0.375
17053583   GR5. 1YRHARD/2YRSOFT         341652     1242.5          360        359           7           0       0         0   0.375
17053584   GR3. 1YRHARD               168402.5      682.5          360        359         7.5           0       0         0   0.375
17053585   GR3. 1YRHARD                 477190    2032.92          360        359        7.75           0       0         0   0.375
17053586   GR5. 1YRHARD/2YRSOFT       363637.3       1575          360        356       7.875           0       0         0   0.375
17053587   GR5. 1YRHARD/2YRSOFT      209043.63     931.67          360        358           8           0       0         0   0.375
17053588   GR3. 1YRHARD              722977.67    2989.83          360        357       7.625           0       0         0   0.375
17053590   GR5. 1YRHARD/2YRSOFT      426757.37    1634.17          360        356        7.25           0       0         0   0.375
17053591   GR5. 1YRHARD/2YRSOFT      423132.64     1662.5          360        357       7.375           0       0         0   0.375
17053593   GR5. 1YRHARD/2YRSOFT      419092.16    1824.38          360        358       7.875           0       0         0   0.375
17053594   GR3. 1YRHARD              164822.52     597.92          360        358           7           0       0         0   0.375
17053595   GR5. 1YRHARD/2YRSOFT      237183.87     958.75          360        358         7.5           0       0         0   0.375
17053596   GR5. 1YRHARD/2YRSOFT      385121.99       1437          360        358       7.125           0       0         0   0.375
17053597   GR5. 1YRHARD/2YRSOFT      474368.11       2065          360        358       7.875           0       0         0   0.375
17053598   GR3. 1YRHARD              373865.52    1278.75          360        358        6.75           0       0         0   0.375
17053599   GR5. 1YRHARD/2YRSOFT       378835.6    1135.83          360        357        6.25           0       0         0   0.375
17053601   GR5. 1YRHARD/2YRSOFT      273364.68       1190          360        358       7.875           0       0         0   0.375
17053602   GR3. 1YRHARD                 299764    1311.47          360        358       7.875           0       0         0   0.375
17053603   GR5. 1YRHARD/2YRSOFT      465523.38     1833.5          360        358       7.375           0       0         0   0.375
17053604   GR5. 1YRHARD/2YRSOFT       225123.5        840          360        358       7.125           0       0         0   0.375
17053605   GR3. 1YRHARD              373783.12     1317.5          360        358       6.875           0       0         0   0.375
17053606   GR1. NOPP                 453002.24    1457.65          360        358         6.5           0       0         0   0.375
17053609   GR3. 1YRHARD              378626.86     1491.5          360        358       7.375           0       0         0   0.375
17053610   GR5. 1YRHARD/2YRSOFT      550748.84    2169.17          360        358       7.375           0       0         0   0.375
17053611   GR1. NOPP                 580698.12    2594.56          360        358           8           0       0         0   0.375
17053612   GR1. NOPP                    432278    1931.42          360        359           8           0       0         0   0.375
17041356   GR5. 1YRHARD/2YRSOFT      233333.21      962.5          360        356       7.625           0       0         0   0.375
17041357   GR1. NOPP                 170991.73     677.77          360        357       7.375           0       0         0   0.375
17041358   GR5. 1YRHARD/2YRSOFT      303026.36       1000          360        356       6.625           0       0         0   0.375
17041359   GR5. 1YRHARD/2YRSOFT      234341.84        870          360        356       7.125           0       0         0   0.375
17041360   GR5. 1YRHARD/2YRSOFT      136361.86        450          360        356       6.625           0       0         0   0.375
17041361   GR5. 1YRHARD/2YRSOFT      110551.52     332.29          360        358        6.25           0       0         0   0.375
17041362   GR5. 1YRHARD/2YRSOFT      232138.64        840          360        357           7           0       0         0   0.375
17041363   GR1. NOPP                 178804.52      702.6          360        357       7.375           0       0         0   0.375
17041364   GR1. NOPP                 233751.27     918.33          360        357       7.375           0       0         0   0.375
17041365   GR1. NOPP                 265992.65       1023          360        357       7.275           0       0         0   0.375
17033969   GR3. 1YRHARD              325625.23     1282.5          360        358       7.375           0       0         0   0.375
17033970   GR1. NOPP                 393966.33    1551.67          360        358       7.375           0       0         0   0.375
17033971   GR5. 1YRHARD/2YRSOFT      217079.58     899.98          360        358       7.625           0       0         0   0.375
17033972   GR1. NOPP                 293442.36     1277.5          360        358       7.875           0       0         0   0.375
17033973   GR3. 1YRHARD              888434.27    3499.17          360        358       7.375           0       0         0   0.375
17033974   GR3. 1YRHARD              292603.54    1273.86          360        358       7.875           0       0         0   0.375
17033975   GR3. 1YRHARD              165827.58     618.75          360        358       7.125           0       0         0   0.375
17033976   GR1. NOPP                  351755.1    1166.67          360        358       6.625           0       0         0   0.375
17033977   GR1. NOPP                    159598     713.08          360        359           8           0       0         0   0.375
17020173   GR5. 1YRHARD/2YRSOFT      337685.34       1295          360        358        7.25           0       0         0   0.375
17020174   GR5. 1YRHARD/2YRSOFT       333665.1    1210.42          360        358           7           0       0         0   0.375
17020175   GR5. 1YRHARD/2YRSOFT      151154.59        658          360        358       7.875           0       0         0   0.375
17020176   GR5. 1YRHARD/2YRSOFT      147134.13        488          360        358       6.625           0       0         0   0.375
17020177   GR5. 1YRHARD/2YRSOFT       804012.5       3000          360        358       7.125           0       0         0   0.375
17020178   GR1. NOPP                  444769.2    1475.17          360        358       6.625           0       0         0   0.375
17020179   GR5. 1YRHARD/2YRSOFT      136682.05     481.67          360        358       6.875           0       0         0   0.375
17020180   GR1. NOPP                 405021.51    1595.21          360        358       7.375           0       0         0   0.375
17020181   GR5. 1YRHARD/2YRSOFT      313565.12     1267.5          360        358         7.5           0       0         0   0.375
17020182   GR1. NOPP                 410044.18     1657.5          360        358         7.5           0       0         0   0.375
17020183   GR5. 1YRHARD/2YRSOFT      304721.06    1263.33          360        358       7.625           0       0         0   0.375
17020184   GR1. NOPP                    192963        720          360        358       7.125           0       0         0   0.375
17020185   GR5. 1YRHARD/2YRSOFT      265502.68     990.67          360        358       7.125           0       0         0   0.375
17020186   GR5. 1YRHARD/2YRSOFT      417488.09    1646.67          360        358       7.375           0       0         0   0.375
17020187   GR5. 1YRHARD/2YRSOFT      154772.45     593.54          360        358        7.25           0       0         0   0.375
17020188   GR1. NOPP                 502507.68    1822.92          360        358           7           0       0         0   0.375
17020189   GR1. NOPP                  140702.3     568.75          360        358         7.5           0       0         0   0.375
17020191   GR5. 1YRHARD/2YRSOFT      410046.38       1530          360        358       7.125           0       0         0   0.375
17020192   GR5. 1YRHARD/2YRSOFT      326629.91    1151.04          360        358       6.875           0       0         0   0.375
17020193   GR5. 1YRHARD/2YRSOFT      273356.42    1104.97          360        358         7.5           0       0         0   0.375
17020194   GR1. NOPP                 422106.56       1575          360        358       7.125           0       0         0   0.375
17020195   GR5. 1YRHARD/2YRSOFT      241203.75        900          360        358       7.125           0       0         0   0.375
17020196   GR5. 1YRHARD/2YRSOFT      401914.48    1708.33          360        358        7.75           0       0         0   0.375
17020197   GR5. 1YRHARD/2YRSOFT      542709.14    2306.25          360        358        7.75           0       0         0   0.375
17020198   GR5. 1YRHARD/2YRSOFT      293464.86    1216.67          360        358       7.625           0       0         0   0.375
17020199   GR5. 1YRHARD/2YRSOFT      227455.25     895.85          360        358       7.375           0       0         0   0.375
17020201   GR1. NOPP                 598989.62    2359.17          360        358       7.375           0       0         0   0.375
17020202   GR5. 1YRHARD/2YRSOFT      180902.86     693.75          360        358        7.25           0       0         0   0.375
17020203   GR5. 1YRHARD/2YRSOFT       248439.6        824          360        358       6.625           0       0         0   0.375
17020204   GR5. 1YRHARD/2YRSOFT      395573.74       1312          360        358       6.625           0       0         0   0.375
17020205   GR1. NOPP                 313564.88       1170          360        358       7.125           0       0         0   0.375
17020206   GR5. 1YRHARD/2YRSOFT      173364.93     539.06          360        358       6.375           0       0         0   0.375
17020207   GR5. 1YRHARD/2YRSOFT      282113.36    1079.17          360        357        7.25           0       0         0   0.375
17020208   GR1. NOPP                 156782.19      487.5          360        358       6.375           0       0         0   0.375
17020209   GR5. 1YRHARD/2YRSOFT      498488.53       2170          360        358       7.875           0       0         0   0.375
17020210   GR5. 1YRHARD/2YRSOFT      473563.36       1767          360        358       7.125           0       0         0   0.375
17020211   GR5. 1YRHARD/2YRSOFT      311072.81       1032          360        358       6.625           0       0         0   0.375
17020212   GR5. 1YRHARD/2YRSOFT      257649.96    1014.77          360        358       7.375           0       0         0   0.375
17020213   GR5. 1YRHARD/2YRSOFT      389142.05       1452          360        358       7.125           0       0         0   0.375
17020214   GR5. 1YRHARD/2YRSOFT       419533.4    1434.95          360        358        6.75           0       0         0   0.375
17020215   GR1. NOPP                 361805.91     1462.5          360        358         7.5           0       0         0   0.375
17020216   GR1. NOPP                1828435.39     5687.5          360        358       6.375           0       0         0   0.375
17020217   GR5. 1YRHARD/2YRSOFT      877743.49    3098.96          360        358       6.875           0       0         0   0.375
17020218   GR5. 1YRHARD/2YRSOFT      188139.02        741          360        358       7.375           0       0         0   0.375
17020219   GR5. 1YRHARD/2YRSOFT      231555.78        936          360        358         7.5           0       0         0   0.375
17020220   GR5. 1YRHARD/2YRSOFT      475975.64    1874.67          360        358       7.375           0       0         0   0.375
17020221   GR1. NOPP                 565321.58    2226.56          360        358       7.375           0       0         0   0.375
17020222   GR1. NOPP                 273364.25       1020          360        358       7.125           0       0         0   0.375
17020224   GR1. NOPP                 256480.06     983.58          360        358        7.25           0       0         0   0.375
17020225   GR5. 1YRHARD/2YRSOFT       249758.7    1035.47          360        358       7.625           0       0         0   0.375
17020226   GR5. 1YRHARD/2YRSOFT      200601.12      748.5          360        358       7.125           0       0         0   0.375
17020227   GR1. NOPP                 478387.81    1933.75          360        358         7.5           0       0         0   0.375
17020228   GR5. 1YRHARD/2YRSOFT      217083.24      877.5          360        358         7.5           0       0         0   0.375
17020229   GR5. 1YRHARD/2YRSOFT      160802.63        650          360        358         7.5           0       0         0   0.375
17020230   GR1. NOPP                 477381.93    1583.33          360        358       6.625           0       0         0   0.375
17020231   GR1. NOPP                  385925.6       1280          360        358       6.625           0       0         0   0.375
17020232   GR1. NOPP                 442207.56       1925          360        358       7.875           0       0         0   0.375
17020233   GR1. NOPP                 349745.62     1377.5          360        358       7.375           0       0         0   0.375
17020236   GR1. NOPP                 305525.23       1330          360        358       7.875           0       0         0   0.375
17020237   GR1. NOPP                 377886.56    1684.17          360        358           8           0       0         0   0.375
17020238   GR5. 1YRHARD/2YRSOFT      163938.27     662.68          360        358         7.5           0       0         0   0.375
17020240   GR5. 1YRHARD/2YRSOFT      245320.68    1067.92          360        358       7.875           0       0         0   0.375
17020241   GR1. NOPP                 478387.44       1785          360        358       7.125           0       0         0   0.375
17020242   GR5. 1YRHARD/2YRSOFT      385065.76       1440          360        358       7.125           0       0         0   0.375
17020243   GR5. 1YRHARD/2YRSOFT       269344.4    1088.75          360        358         7.5           0       0         0   0.375
17020244   GR5. 1YRHARD/2YRSOFT      250248.89     933.75          360        358       7.125           0       0         0   0.375
17020245   GR5. 1YRHARD/2YRSOFT      182108.68     622.88          360        358        6.75           0       0         0   0.375
17020247   GR5. 1YRHARD/2YRSOFT      156106.78     633.34          360        358         7.5           0       0         0   0.375
17020248   GR1. NOPP                 289444.87       1230          360        358        7.75           0       0         0   0.375
17020249   GR1. NOPP                 503914.45    1723.56          360        358        6.75           0       0         0   0.375
17020250   GR1. NOPP                 222069.01     759.69          360        358        6.75           0       0         0   0.375
17020251   GR1. NOPP                 194571.22     806.67          360        358       7.625           0       0         0   0.375
17020252   GR5. 1YRHARD/2YRSOFT      111304.53     438.38          360        358       7.375           0       0         0   0.375
17020253   GR5. 1YRHARD/2YRSOFT      341705.49    1345.83          360        358       7.375           0       0         0   0.375
17020254   GR5. 1YRHARD/2YRSOFT      285424.44       1065          360        358       7.125           0       0         0   0.375
17020255   GR5. 1YRHARD/2YRSOFT      653260.32    2505.21          360        358        7.25           0       0         0   0.375
17020256   GR5. 1YRHARD/2YRSOFT      118993.88     456.33          360        358        7.25           0       0         0   0.375
17020257   GR1. NOPP                 262107.73     842.17          360        358         6.5           0       0         0   0.375
17020258   GR1. NOPP                 645622.54    2609.75          360        358         7.5           0       0         0   0.375
17020259   GR1. NOPP                 301504.69       1125          360        358       7.125           0       0         0   0.375
17020260   GR5. 1YRHARD/2YRSOFT      453228.87    1789.17          360        358       7.375           0       0         0   0.375
17020261   GR5. 1YRHARD/2YRSOFT      200468.81        750          360        358       7.125           0       0         0   0.375
17020262   GR1. NOPP                 452659.74     1970.5          360        358       7.875           0       0         0   0.375
17020263   GR1. NOPP                 644817.19    2071.83          360        358         6.5           0       0         0   0.375
17020264   GR1. NOPP                 165618.66     669.47          360        358         7.5           0       0         0   0.375
17020265   GR5. 1YRHARD/2YRSOFT      550748.99    2226.25          360        358         7.5           0       0         0   0.375
17020266   GR1. NOPP                 203407.28     822.22          360        358         7.5           0       0         0   0.375
17020267   GR5. 1YRHARD/2YRSOFT      192862.45        760          360        358       7.375           0       0         0   0.375
17020268   GR5. 1YRHARD/2YRSOFT      321605.25       1300          360        358         7.5           0       0         0   0.375
17020269   GR1. NOPP                 229143.27     736.25          360        358         6.5           0       0         0   0.375
17020270   GR1. NOPP                 160802.46     583.33          360        358           7           0       0         0   0.375
17020271   GR1. NOPP                 181834.04     737.75          360        358         7.5           0       0         0   0.375
17020272   GR5. 1YRHARD/2YRSOFT      179195.99     761.58          360        358        7.75           0       0         0   0.375
17020273   GR1. NOPP                 333665.19       1245          360        358       7.125           0       0         0   0.375
17020274   GR5. 1YRHARD/2YRSOFT      606755.01     2641.3          360        358       7.875           0       0         0   0.375
17020275   GR5. 1YRHARD/2YRSOFT      513261.88    2074.72          360        358         7.5           0       0         0   0.375
17020276   GR5. 1YRHARD/2YRSOFT      590928.91    2143.75          360        358           7           0       0         0   0.375
17020277   GR5. 1YRHARD/2YRSOFT      176882.43     531.67          360        358        6.25           0       0         0   0.375
17020278   GR5. 1YRHARD/2YRSOFT      300298.67     1120.5          360        358       7.125           0       0         0   0.375
17020280   GR1. NOPP                 188440.08     566.41          360        358        6.25           0       0         0   0.375
17020281   GR1. NOPP                 313916.46    1106.24          360        358       6.875           0       0         0   0.375
17020282   GR5. 1YRHARD/2YRSOFT      172661.55     590.56          360        358        6.75           0       0         0   0.375
17020283   GR1. NOPP                 182832.68     776.95          360        358        7.75           0       0         0   0.375
17020285   GR5. 1YRHARD/2YRSOFT      195978.14     771.88          360        358       7.375           0       0         0   0.375
17020286   GR5. 1YRHARD/2YRSOFT      223166.81     718.17          360        358         6.5           0       0         0   0.375
17020287   GR5. 1YRHARD/2YRSOFT      194569.78     625.17          360        358         6.5           0       0         0   0.375
17020288   GR5. 1YRHARD/2YRSOFT      430146.69       1605          360        358       7.125           0       0         0   0.375
17020289   GR5. 1YRHARD/2YRSOFT      225123.56     863.33          360        358        7.25           0       0         0   0.375
17020290   GR5. 1YRHARD/2YRSOFT      325625.32    1316.25          360        358         7.5           0       0         0   0.375
17020291   GR1. NOPP                 519593.35    2046.46          360        358       7.375           0       0         0   0.375
17020292   GR5. 1YRHARD/2YRSOFT      348941.07    1157.33          360        358       6.625           0       0         0   0.375
17020293   GR5. 1YRHARD/2YRSOFT      492056.54       2193          360        358           8           0       0         0   0.375
17020294   GR5. 1YRHARD/2YRSOFT      538688.79     2177.5          360        358         7.5           0       0         0   0.375
17020295   GR5. 1YRHARD/2YRSOFT      259696.18    1022.83          360        358       7.375           0       0         0   0.375
17020296   GR1. NOPP                 256882.19    1038.38          360        358         7.5           0       0         0   0.375
17020297   GR1. NOPP                 852254.58       3710          360        358       7.875           0       0         0   0.375
17020298   GR5. 1YRHARD/2YRSOFT      353765.86    1466.67          360        358       7.625           0       0         0   0.375
17020299   GR5. 1YRHARD/2YRSOFT      293509.13        875          360        358       6.125           0       0         0   0.375
17020300   GR1. NOPP                 640195.61    2654.17          360        358       7.625           0       0         0   0.375
17020301   GR5. 1YRHARD/2YRSOFT      418177.15    1607.19          360        358        7.25           0       0         0   0.375
17020302   GR5. 1YRHARD/2YRSOFT      267736.37    1082.25          360        358         7.5           0       0         0   0.375
17020303   GR5. 1YRHARD/2YRSOFT      176802.53        733          360        358       7.625           0       0         0   0.375
17020304   GR5. 1YRHARD/2YRSOFT      594969.56    2343.33          360        358       7.375           0       0         0   0.375
17020306   GR5. 1YRHARD/2YRSOFT      339293.54     1371.5          360        358         7.5           0       0         0   0.375
17020307   GR5. 1YRHARD/2YRSOFT      339094.97    1161.88          360        358        6.75           0       0         0   0.375
17020308   GR1. NOPP                 498825.57    1912.96          360        358        7.25           0       0         0   0.375
17020309   GR1. NOPP                 165289.01     668.14          360        358         7.5           0       0         0   0.375
17020310   GR5. 1YRHARD/2YRSOFT      351353.55    1347.42          360        358        7.25           0       0         0   0.375
17020311   GR1. NOPP                 257284.14    1013.33          360        358       7.375           0       0         0   0.375
17020312   GR1. NOPP                 202611.41        861          360        358        7.75           0       0         0   0.375
17020313   GR1. NOPP                 266932.15        996          360        358       7.125           0       0         0   0.375
17020314   GR1. NOPP                 377131.73    1250.83          360        358       6.625           0       0         0   0.375
17020315   GR5. 1YRHARD/2YRSOFT       201002.7     645.83          360        358         6.5           0       0         0   0.375
17020316   GR5. 1YRHARD/2YRSOFT      451855.26    1779.67          360        358       7.375           0       0         0   0.375
17020317   GR5. 1YRHARD/2YRSOFT      305525.23       1330          360        358       7.875           0       0         0   0.375
17020318   GR1. NOPP                 542709.42    2418.75          360        358           8           0       0         0   0.375
17020319   GR5. 1YRHARD/2YRSOFT      305524.99       1235          360        358         7.5           0       0         0   0.375
17020320   GR5. 1YRHARD/2YRSOFT      291454.98    1268.75          360        358       7.875           0       0         0   0.375
17020321   GR5. 1YRHARD/2YRSOFT      293464.49    1064.58          360        358           7           0       0         0   0.375
17020322   GR1. NOPP                 764515.98    3090.34          360        358         7.5           0       0         0   0.375
17020323   GR1. NOPP                 562808.75       2100          360        358       7.125           0       0         0   0.375
17020324   GR5. 1YRHARD/2YRSOFT      245223.56     813.33          360        358       6.625           0       0         0   0.375
17020325   GR1. NOPP                 257283.66     826.67          360        358         6.5           0       0         0   0.375
17020326   GR1. NOPP                 802805.44    2579.46          360        358         6.5           0       0         0   0.375
17020327   GR5. 1YRHARD/2YRSOFT      283916.39     853.39          360        358        6.25           0       0         0   0.375
17020328   GR5. 1YRHARD/2YRSOFT      302308.38    1002.67          360        358       6.625           0       0         0   0.375
17020329   GR1. NOPP                 301504.14     906.25          360        358        6.25           0       0         0   0.375
17020330   GR5. 1YRHARD/2YRSOFT      151254.85     564.38          360        358       7.125           0       0         0   0.375
17020331   GR1. NOPP                 562809.77    2508.33          360        358           8           0       0         0   0.375
17020332   GR1. NOPP                 530648.39       2035          360        358        7.25           0       0         0   0.375
17020333   GR1. NOPP                 195530.15     771.88          360        358       7.375           0       0         0   0.375
17020334   GR5. 1YRHARD/2YRSOFT       388887.9    1414.58          360        358           7           0       0         0   0.375
17020335   GR5. 1YRHARD/2YRSOFT      413738.37    1673.75          360        358         7.5           0       0         0   0.375
17020336   GR5. 1YRHARD/2YRSOFT      837179.53    3731.15          360        358           8           0       0         0   0.375
17020337   GR5. 1YRHARD/2YRSOFT      286012.34     890.63          360        358       6.375           0       0         0   0.375
17021407   GR1. NOPP                 632657.66    2491.77          360        358       7.375           0       0         0   0.375
17021408   GR1. NOPP                 368589.67    1451.72          360        358       7.375           0       0         0   0.375
17021410   GR5. 1YRHARD/2YRSOFT      502508.59     2187.5          360        358       7.875           0       0         0   0.375
17021412   GR3. 1YRHARD              237184.12    1057.08          360        358           8           0       0         0   0.375
17021413   GR5. 1YRHARD/2YRSOFT       208962.8     758.04          360        358           7           0       0         0   0.375
17021414   GR3. 1YRHARD              201002.97      687.5          360        358        6.75           0       0         0   0.375
17021415   GR5. 1YRHARD/2YRSOFT      136682.23      552.5          360        358         7.5           0       0         0   0.375
17021417   GR1. NOPP                 198970.35     682.34          360        358        6.75           0       0         0   0.375
17021418   GR1. NOPP                  655270.7    2648.75          360        358         7.5           0       0         0   0.375
17021419   GR1. NOPP                1004965.64    3853.97          360        358        7.25           0       0         0   0.375
17021420   GR5. 1YRHARD/2YRSOFT      215475.46     848.67          360        358       7.375           0       0         0   0.375
17021421   GR3. 1YRHARD             1356771.09     5062.5          360        358       7.125           0       0         0   0.375
17021423   GR1. NOPP                 225115.09     699.98          360        358       6.375           0       0         0   0.375
17021424   GR1. NOPP                 211354.57        701          360        358       6.625           0       0         0   0.375
17021425   GR1. NOPP                  196631.2     692.93          360        358       6.875           0       0         0   0.375
17021426   GR1. NOPP                 211987.05     679.42          360        357         6.5           0       0         0   0.375
17021427   GR1. NOPP                 188942.64      587.5          360        358       6.375           0       0         0   0.375
17021429   GR3. 1YRHARD              575199.27    2323.75          360        356         7.5           0       0         0   0.375
17021430   GR5. 1YRHARD/2YRSOFT      402006.88       1750          360        358       7.875           0       0         0   0.375
17021431   GR5. 1YRHARD/2YRSOFT      481603.98    1996.67          360        358       7.625           0       0         0   0.375
17021432   GR5. 1YRHARD/2YRSOFT       349745.8       1450          360        358       7.625           0       0         0   0.375
17021433   GR3. 1YRHARD              343313.68    1420.49          360        358       7.615           0       0         0   0.375
17021434   GR1. NOPP                 241203.62        850          360        358       6.875           0       0         0   0.375
17021435   GR5. 1YRHARD/2YRSOFT      389946.37    1576.25          360        358         7.5           0       0         0   0.375
17021436   GR5. 1YRHARD/2YRSOFT      351689.43     1312.5          360        358       7.125           0       0         0   0.375
17021437   GR5. 1YRHARD/2YRSOFT      478388.18     2082.5          360        358       7.875           0       0         0   0.375
17021438   GR5. 1YRHARD/2YRSOFT      301505.16     1312.5          360        358       7.875           0       0         0   0.375
17021439   GR3. 1YRHARD               333665.1    1210.42          360        358           7           0       0         0   0.375
17021440   GR5. 1YRHARD/2YRSOFT      289444.87       1230          360        358        7.75           0       0         0   0.375
17021441   GR1. NOPP                    249244     981.67          360        358       7.375           0       0         0   0.375
17021443   GR5. 1YRHARD/2YRSOFT      452708.94    1548.42          360        358        6.75           0       0         0   0.375
17021444   GR5. 1YRHARD/2YRSOFT      293465.02     1277.5          360        358       7.875           0       0         0   0.375
17021445   GR3. 1YRHARD              365825.97    1478.75          360        358         7.5           0       0         0   0.375
17021446   GR5. 1YRHARD/2YRSOFT      289444.57       1110          360        358        7.25           0       0         0   0.375
17021447   GR5. 1YRHARD/2YRSOFT      345725.38       1290          360        358       7.125           0       0         0   0.375
17021448   GR3. 1YRHARD              530648.66       2145          360        358         7.5           0       0         0   0.375
17021450   GR3. 1YRHARD              299494.81    1179.58          360        358       7.375           0       0         0   0.375
17021451   GR5. 1YRHARD/2YRSOFT      814061.81       2700          360        358       6.625           0       0         0   0.375
17021452   GR5. 1YRHARD/2YRSOFT      529082.36     2151.5          360        358         7.5           0       0         0   0.375
17021453   GR5. 1YRHARD/2YRSOFT       365759.5    1516.67          360        358       7.625           0       0         0   0.375
17021454   GR1. NOPP                 917177.74    3612.37          360        358       7.375           0       0         0   0.375
17021456   GR3. 1YRHARD              353765.69    1393.33          360        358       7.375           0       0         0   0.375
17021457   GR5. 1YRHARD/2YRSOFT      381906.53     1662.5          360        358       7.875           0       0         0   0.375
17021458   GR5. 1YRHARD/2YRSOFT      402006.98    1791.67          360        358           8           0       0         0   0.375
17021459   GR1. NOPP                 522507.38    1895.83          360        358           7           0       0         0   0.375
17021460   GR5. 1YRHARD/2YRSOFT      181104.14     807.15          360        358           8           0       0         0   0.375
17021461   GR1. NOPP                 319997.14    1260.33          360        358       7.375           0       0         0   0.375
17021462   GR3. 1YRHARD                 245224     991.25          360        358         7.5           0       0         0   0.375
17021463   GR3. 1YRHARD              347331.39       1296          360        358       7.125           0       0         0   0.375
17021464   GR5. 1YRHARD/2YRSOFT      289444.65       1140          360        358       7.375           0       0         0   0.375
17021465   GR5. 1YRHARD/2YRSOFT      306595.25    1081.98          360        358       6.875           0       0         0   0.375
17021466   GR5. 1YRHARD/2YRSOFT      414066.44       1545          360        358       7.125           0       0         0   0.375
17021467   GR3. 1YRHARD              317585.02    1217.92          360        358        7.25           0       0         0   0.375
17021469   GR1. NOPP                 389845.46    1414.22          360        358           7           0       0         0   0.375
17021470   GR3. 1YRHARD               385925.9       1400          360        358           7           0       0         0   0.375
17021471   GR3. 1YRHARD               430146.8    1649.58          360        358        7.25           0       0         0   0.375
17021472   GR5. 1YRHARD/2YRSOFT      243033.98     655.42          360        358       5.875           0       0         0   0.375
17021513   GR3. 1YRHARD              351815.73       1317          360        358       7.125           0       0         0   0.375
17056654   GR1. NOPP                 357785.66    1372.08          360        358        7.25           0       0         0   0.375
17056655   GR1. NOPP                    384960       1600          360        359       7.625           0       0         0   0.375
17056656   GR1. NOPP                    521300    1895.83          360        359           7           0       0         0   0.375
17056659   GR2. SOFTPP/OTHER         220951.33     847.92          360        358        7.25           0       0         0   0.375
17056660   GR2. SOFTPP/OTHER         351979.29    1391.75          360        359       7.375           0       0         0   0.375
17056661   GR1. NOPP                 554768.91       2185          360        358       7.375           0       0         0   0.375
17056663   GR2. SOFTPP/OTHER            630372       2620          360        359       7.625           0       0         0   0.375
17056665   GR2. SOFTPP/OTHER            287918       1077          360        359       7.125           0       0         0   0.375
17056666   GR1. NOPP                 373865.81       1395          360        358       7.125           0       0         0   0.375
17021473   GR3. 1YRHARD              598981.73    2421.25          360        358         7.5           0       0         0   0.375
17021474   GR1. NOPP                  518588.2    1988.75          360        358        7.25           0       0         0   0.375
17021475   GR5. 1YRHARD/2YRSOFT      221103.61     893.75          360        358         7.5           0       0         0   0.375
17021476   GR5. 1YRHARD/2YRSOFT      249243.81     904.17          360        358           7           0       0         0   0.375
17021477   GR5. 1YRHARD/2YRSOFT       385926.6       1680          360        358       7.875           0       0         0   0.375
17021478   GR3. 1YRHARD              369745.06    1302.98          360        358       6.875           0       0         0   0.375
17021479   GR3. 1YRHARD              406025.88     1343.3          360        358       6.615           0       0         0   0.375
17021480   GR3. 1YRHARD              422106.78     1662.5          360        358       7.375           0       0         0   0.375
17021481   GR3. 1YRHARD              874364.27    3534.38          360        358         7.5           0       0         0   0.375
17021482   GR3. 1YRHARD              253264.13    1023.75          360        358         7.5           0       0         0   0.375
17021483   GR5. 1YRHARD/2YRSOFT      393966.43     1592.5          360        358         7.5           0       0         0   0.375
17021484   GR5. 1YRHARD/2YRSOFT      287434.47     1072.5          360        358       7.125           0       0         0   0.375
17021485   GR5. 1YRHARD/2YRSOFT      285424.58    1124.17          360        358       7.375           0       0         0   0.375
17021486   GR5. 1YRHARD/2YRSOFT      363816.31    1621.46          360        358           8           0       0         0   0.375
17021487   GR5. 1YRHARD/2YRSOFT       896973.4     3977.5          360        356           8           0       0         0   0.375
17021489   GR5. 1YRHARD/2YRSOFT      237183.69        885          360        358       7.125           0       0         0   0.375
17021490   GR5. 1YRHARD/2YRSOFT      290745.97    1109.38          360        356        7.25           0       0         0   0.375
17021491   GR3. 1YRHARD              205249.52     656.17          360        356         6.5           0       0         0   0.375
17021492   GR1. NOPP                 361805.72     1387.5          360        358        7.25           0       0         0   0.375
17021493   GR1. NOPP                 205539.26      722.5          360        357       6.875           0       0         0   0.375
17021495   GR3. 1YRHARD              382868.44    1504.17          360        357       7.375           0       0         0   0.375
17021497   GR1. NOPP                 581043.05    2344.06          360        357         7.5           0       0         0   0.375
17021498   GR5. 1YRHARD/2YRSOFT      382306.49    1543.75          360        357         7.5           0       0         0   0.375
17021499   GR5. 1YRHARD/2YRSOFT      411080.77     1742.5          360        357        7.75           0       0         0   0.375
17021500   GR5. 1YRHARD/2YRSOFT      265991.78      907.5          360        357        6.75           0       0         0   0.375
17021501   GR5. 1YRHARD/2YRSOFT      504400.44    1673.89          360        358       6.625           0       0         0   0.375
17021502   GR1. NOPP                 534752.52    1773.33          360        357       6.625           0       0         0   0.375
17021503   GR1. NOPP                 507804.47       1995          360        357       7.375           0       0         0   0.375
17021504   GR3. 1YRHARD              240399.68     872.08          360        357           7           0       0         0   0.375
17021505   GR5. 1YRHARD/2YRSOFT      576317.32    2204.58          360        357        7.25           0       0         0   0.375
17021506   GR5. 1YRHARD/2YRSOFT      301505.08    1281.25          360        358        7.75           0       0         0   0.375
17021507   GR5. 1YRHARD/2YRSOFT      526629.01     2292.5          360        358       7.875           0       0         0   0.375
17021508   GR1. NOPP                 397579.26    1644.17          360        357       7.625           0       0         0   0.375
17021509   GR3. 1YRHARD              245641.09    1066.63          360        357       7.875           0       0         0   0.375
17021511   GR5. 1YRHARD/2YRSOFT      245224.06    1016.67          360        358       7.625           0       0         0   0.375
17021512   GR5. 1YRHARD/2YRSOFT      482408.25       2100          360        358       7.875           0       0         0   0.375
17020122   GR1. NOPP                  163063.5     541.33          360        358       6.625           0       0         0   0.375
17020123   GR5. 1YRHARD/2YRSOFT      211003.04     787.31          360        358       7.125           0       0         0   0.375
17020124   GR5. 1YRHARD/2YRSOFT      884413.52    3208.33          360        358           7           0       0         0   0.375
17020125   GR1. NOPP                 305524.67    1108.33          360        358           7           0       0         0   0.375
17020126   GR5. 1YRHARD/2YRSOFT      261706.27    1057.88          360        358         7.5           0       0         0   0.375
17020127   GR5. 1YRHARD/2YRSOFT      926943.95    3545.83          360        357        7.25           0       0         0   0.375
17020128   GR5. 1YRHARD/2YRSOFT      526628.33    2019.58          360        358        7.25           0       0         0   0.375
17020129   GR1. NOPP                 172862.33     501.67          360        358       6.125           0       0         0   0.375
17020130   GR5. 1YRHARD/2YRSOFT      293464.41    1034.17          360        358       6.875           0       0         0   0.375
17020131   GR5. 1YRHARD/2YRSOFT      172862.59     609.17          360        358       6.875           0       0         0   0.375
17020132   GR5. 1YRHARD/2YRSOFT      135827.78     478.66          360        358       6.875           0       0         0   0.375
17020133   GR5. 1YRHARD/2YRSOFT       402005.1    1041.67          360        358        5.75           0       0         0   0.375
17020136   GR5. 1YRHARD/2YRSOFT      178410.37      665.7          360        358       7.125           0       0         0   0.375
17020138   GR5. 1YRHARD/2YRSOFT      293464.26     973.33          360        358       6.625           0       0         0   0.375
17020139   GR5. 1YRHARD/2YRSOFT      188942.94        705          360        358       7.125           0       0         0   0.375
17020140   GR5. 1YRHARD/2YRSOFT      313474.51    1202.15          360        358        7.25           0       0         0   0.375
17020141   GR5. 1YRHARD/2YRSOFT      235776.42        782          360        358       6.625           0       0         0   0.375
17020143   GR5. 1YRHARD/2YRSOFT      327006.83    1458.42          360        358           8           0       0         0   0.375
17020144   GR5. 1YRHARD/2YRSOFT        96159.8     318.93          360        358       6.625           0       0         0   0.375
17020145   GR5. 1YRHARD/2YRSOFT      194530.82     725.85          360        358       7.125           0       0         0   0.375
17020146   GR1. NOPP                 228934.58     877.95          360        358        7.25           0       0         0   0.375
17020147   GR1. NOPP                 351744.81    1239.58          360        358       6.875           0       0         0   0.375
17020148   GR1. NOPP                 221103.04     664.58          360        358        6.25           0       0         0   0.375
17020149   GR1. NOPP                 361804.97     1087.5          360        358        6.25           0       0         0   0.375
17020150   GR1. NOPP                 603009.53     2312.5          360        358        7.25           0       0         0   0.375
17020151   GR5. 1YRHARD/2YRSOFT       192963.1        760          360        358       7.375           0       0         0   0.375
17020152   GR5. 1YRHARD/2YRSOFT      228339.49     828.33          360        358           7           0       0         0   0.375
17020153   GR1. NOPP                 297484.54    1079.17          360        358           7           0       0         0   0.375
17020154   GR5. 1YRHARD/2YRSOFT         344921       1144          360        358       6.625           0       0         0   0.375
17020155   GR1. NOPP                 345725.64     1397.5          360        358         7.5           0       0         0   0.375
17020157   GR5. 1YRHARD/2YRSOFT      381905.64    1306.25          360        358        6.75           0       0         0   0.375
17020158   GR5. 1YRHARD/2YRSOFT      250862.88     886.83          360        358       6.875           0       0         0   0.375
17020160   GR5. 1YRHARD/2YRSOFT      321605.41    1366.67          360        358        7.75           0       0         0   0.375
17020161   GR1. NOPP                 228310.34     946.67          360        358       7.625           0       0         0   0.375
17020162   GR5. 1YRHARD/2YRSOFT      313062.45    1200.57          360        358        7.25           0       0         0   0.375
17020163   GR5. 1YRHARD/2YRSOFT      372257.69    1350.42          360        358           7           0       0         0   0.375
17020164   GR1. NOPP                 594970.02    2528.33          360        358        7.75           0       0         0   0.375
17020165   GR5. 1YRHARD/2YRSOFT      185927.51     539.58          360        358       6.125           0       0         0   0.375
17020166   GR5. 1YRHARD/2YRSOFT      186450.83     830.98          360        358           8           0       0         0   0.375
17020167   GR5. 1YRHARD/2YRSOFT      181103.67     619.44          360        358        6.75           0       0         0   0.375
17020168   GR5. 1YRHARD/2YRSOFT      157234.93     684.47          360        358       7.875           0       0         0   0.375
17020169   GR1. NOPP                 747195.67     2626.5          360        357       6.875           0       0         0   0.375
17020170   GR5. 1YRHARD/2YRSOFT      526627.92    1855.83          360        358       6.875           0       0         0   0.375
17020171   GR1. NOPP                 513218.67    2133.33          360        358       7.625           0       0         0   0.375
17020172   GR5. 1YRHARD/2YRSOFT      474367.11       2065          360        358       7.875           0       0         0   0.375
17012345   GR5. 1YRHARD/2YRSOFT      225123.44     816.67          360        358           7           0       0         0   0.375
17012346   GR3. 1YRHARD              402005.66    1666.67          360        358       7.625           0       0         0   0.375
17012348   GR5. 1YRHARD/2YRSOFT      771048.59    3116.75          360        358         7.5           0       0         0   0.375
17012349   GR5. 1YRHARD/2YRSOFT      414066.44       1545          360        358       7.125           0       0         0   0.375
17012350   GR3. 1YRHARD               967541.1    3409.61          360        358       6.875           0       0         0   0.375
17012351   GR5. 1YRHARD/2YRSOFT      345723.13     1397.5          360        358         7.5           0       0         0   0.375
17012352   GR1. NOPP                 194571.07     746.17          360        358        7.25           0       0         0   0.375
17012353   GR1. NOPP                 566828.81       2115          360        358       7.125           0       0         0   0.375
17012354   GR5. 1YRHARD/2YRSOFT      325625.06       1215          360        358       7.125           0       0         0   0.375
17012355   GR3. 1YRHARD              264150.33       1013          360        358        7.25           0       0         0   0.375
17013081   GR1. NOPP                 501795.35    1510.42          360        358        6.25           0       0         0   0.375
17013082   GR1. NOPP                 455914.41    1559.53          360        358        6.75           0       0         0   0.375
17013083   GR1. NOPP                 272720.97     989.33          360        358           7           0       0         0   0.375
17013084   GR5. 1YRHARD/2YRSOFT      530648.52       2090          360        358       7.375           0       0         0   0.375
17013085   GR5. 1YRHARD/2YRSOFT      166446.51     585.08          360        357       6.875           0       0         0   0.375
17013086   GR3. 1YRHARD              341705.76    1452.08          360        358        7.75           0       0         0   0.375
17013087   GR5. 1YRHARD/2YRSOFT      138515.35     545.55          360        358       7.375           0       0         0   0.375
17013088   GR3. 1YRHARD              301102.76    1154.71          360        358        7.25           0       0         0   0.375
17013089   GR1. NOPP                 321605.41    1366.67          360        358        7.75           0       0         0   0.375
17013090   GR1. NOPP                 229143.32        760          360        358       6.625           0       0         0   0.375
17013091   GR5. 1YRHARD/2YRSOFT      150729.15     576.58          360        357        7.25           0       0         0   0.375
17013092   GR1. NOPP                 256479.52     770.92          360        358        6.25           0       0         0   0.375
17013093   GR3. 1YRHARD              503775.07    2083.33          360        357       7.625           0       0         0   0.375
17013094   GR5. 1YRHARD/2YRSOFT      175877.51      565.1          360        358         6.5           0       0         0   0.375
17013096   GR1. NOPP                 458287.72     1947.5          360        358        7.75           0       0         0   0.375
17013097   GR5. 1YRHARD/2YRSOFT      333162.25    1070.47          360        358         6.5           0       0         0   0.375
17013098   GR5. 1YRHARD/2YRSOFT      491684.08     1982.5          360        357         7.5           0       0         0   0.375
17013099   GR3. 1YRHARD              603813.23    2190.42          360        358           7           0       0         0   0.375
17013100   GR3. 1YRHARD              374807.77    1433.75          360        357        7.25           0       0         0   0.375
17013101   GR1. NOPP                 420148.07    1694.06          360        357         7.5           0       0         0   0.375
17013102   GR5. 1YRHARD/2YRSOFT      531986.46       2200          360        357       7.625           0       0         0   0.375
17013103   GR5. 1YRHARD/2YRSOFT       261961.2     839.58          360        357         6.5           0       0         0   0.375
17013105   GR5. 1YRHARD/2YRSOFT      310349.31       1351          360        358       7.875           0       0         0   0.375
17013106   GR5. 1YRHARD/2YRSOFT      450247.35       1820          360        358         7.5           0       0         0   0.375
17013107   GR5. 1YRHARD/2YRSOFT      536277.17     2334.5          360        358       7.875           0       0         0   0.375
17013108   GR5. 1YRHARD/2YRSOFT      441254.09    1875.75          360        358        7.75           0       0         0   0.375
17013109   GR5. 1YRHARD/2YRSOFT      329645.04    1195.83          360        358           7           0       0         0   0.375
17013111   GR3. 1YRHARD               594969.1    2158.33          360        358           7           0       0         0   0.375
17013112   GR5. 1YRHARD/2YRSOFT      376879.89    1015.62          360        358       5.875           0       0         0   0.375
17013114   GR1. NOPP                 307937.27     1340.5          360        358       7.875           0       0         0   0.375
17013115   GR3. 1YRHARD               335675.4    1322.08          360        358       7.375           0       0         0   0.375
17013116   GR1. NOPP                 334469.38    1317.33          360        358       7.375           0       0         0   0.375
17013117   GR5. 1YRHARD/2YRSOFT      435171.42    1488.44          360        358        6.75           0       0         0   0.375
17013118   GR5. 1YRHARD/2YRSOFT      671129.12    2775.42          360        357       7.625           0       0         0   0.375
17013119   GR3. 1YRHARD              633159.84     2362.5          360        358       7.125           0       0         0   0.375
17013120   GR3. 1YRHARD              562809.48    2391.67          360        358        7.75           0       0         0   0.375
17013121   GR3. 1YRHARD              555144.25    2292.07          360        357       7.615           0       0         0   0.375
17013122   GR3. 1YRHARD               242404.5     881.56          360        358           7           0       0         0   0.375
17013123   GR5. 1YRHARD/2YRSOFT      389946.16    1495.42          360        358        7.25           0       0         0   0.375
17013124   GR3. 1YRHARD              580349.32       2460          360        357        7.75           0       0         0   0.375
17013125   GR3. 1YRHARD              341705.49    1345.83          360        358       7.375           0       0         0   0.375
17013126   GR3. 1YRHARD              419942.22    1346.56          360        357         6.5           0       0         0   0.375
17013127   GR3. 1YRHARD              345725.91       1505          360        358       7.875           0       0         0   0.375
17013128   GR1. NOPP                 369443.19    1341.67          360        358           7           0       0         0   0.375
17013129   GR3. 1YRHARD                 385926       1440          360        358       7.125           0       0         0   0.375
17013130   GR3. 1YRHARD              474367.01     1622.5          360        358        6.75           0       0         0   0.375
17013131   GR5. 1YRHARD/2YRSOFT      414568.83    1503.91          360        358           7           0       0         0   0.375
17013132   GR3. 1YRHARD              392831.94    1388.33          360        358       6.875           0       0         0   0.375
17013133   GR5. 1YRHARD/2YRSOFT      418489.48    1476.88          360        358       6.875           0       0         0   0.375
17013134   GR3. 1YRHARD              383916.17    1512.08          360        358       7.375           0       0         0   0.375
17013135   GR3. 1YRHARD              653260.49    2572.92          360        358       7.375           0       0         0   0.375
17013136   GR3. 1YRHARD              475975.64    1874.67          360        358       7.375           0       0         0   0.375
17013137   GR5. 1YRHARD/2YRSOFT      265324.19     1017.5          360        358        7.25           0       0         0   0.375
17013138   GR3. 1YRHARD                 643210       2400          360        358       7.125           0       0         0   0.375
17013139   GR5. 1YRHARD/2YRSOFT      482074.33    1445.37          360        357        6.25           0       0         0   0.375
17013140   GR5. 1YRHARD/2YRSOFT      306131.27    1203.33          360        355       7.375           0       0         0   0.375
17013141   GR3. 1YRHARD              444812.89    1793.51          360        357         7.5           0       0         0   0.375
17013142   GR5. 1YRHARD/2YRSOFT      491684.46    2033.33          360        357       7.625           0       0         0   0.375
17013143   GR5. 1YRHARD/2YRSOFT      442022.04    1960.08          360        356           8           0       0         0   0.375
17013144   GR5. 1YRHARD/2YRSOFT      607753.28    2387.67          360        357       7.375           0       0         0   0.375
17013145   GR3. 1YRHARD              203926.06     843.33          360        357       7.625           0       0         0   0.375
17013146   GR3. 1YRHARD              221661.01     916.67          360        357       7.625           0       0         0   0.375
17013147   GR5. 1YRHARD/2YRSOFT      560198.74     2432.5          360        357       7.875           0       0         0   0.375
17013148   GR5. 1YRHARD/2YRSOFT      186195.55      808.5          360        357       7.875           0       0         0   0.375
17013149   GR1. NOPP                 264518.23    1041.83          360        357       7.375           0       0         0   0.375
17013150   GR1. NOPP                 561617.61     2432.5          360        356       7.875           0       0         0   0.375
17013151   GR1. NOPP                 584375.88    1993.75          360        357        6.75           0       0         0   0.375
17013152   GR3. 1YRHARD              412114.56       1275          360        356       6.375           0       0         0   0.375
17013153   GR1. NOPP                 608793.24    2518.08          360        357       7.625           0       0         0   0.375
17013154   GR1. NOPP                 364942.46    1053.79          360        356       6.125           0       0         0   0.375
17013155   GR5. 1YRHARD/2YRSOFT         489220     1982.5          360        357         7.5           0       0         0   0.375
17013156   GR1. NOPP                 531277.45    1702.74          360        357         6.5           0       0         0   0.375
17013157   GR1. NOPP                 703621.53     2764.3          360        357       7.375           0       0         0   0.375
17013158   GR1. NOPP                 405386.85    1550.72          360        357        7.25           0       0         0   0.375
17013159   GR5. 1YRHARD/2YRSOFT      588408.81     2372.5          360        357         7.5           0       0         0   0.375
17013160   GR5. 1YRHARD/2YRSOFT      463473.04    1916.67          360        357       7.625           0       0         0   0.375
17013161   GR5. 1YRHARD/2YRSOFT      603673.64    2496.46          360        357       7.625           0       0         0   0.375
17013162   GR3. 1YRHARD              535409.63    1882.04          360        357       6.875           0       0         0   0.375
17013163   GR3. 1YRHARD              241811.09        875          360        357           7           0       0         0   0.375
17013164   GR1. NOPP                 177327.85        605          360        357        6.75           0       0         0   0.375
17014026   GR5. 1YRHARD/2YRSOFT      249243.68      852.5          360        358        6.75           0       0         0   0.375
17014027   GR1. NOPP                 506528.79     2257.5          360        358           8           0       0         0   0.375
17014028   GR3. 1YRHARD              502508.73    2239.58          360        358           8           0       0         0   0.375
17014029   GR1. NOPP                 361632.44     1462.5          360        358         7.5           0       0         0   0.375
17014030   GR1. NOPP                 291052.91    1236.83          360        358        7.75           0       0         0   0.375
17014031   GR5. 1YRHARD/2YRSOFT      521266.44    2166.67          360        358       7.625           0       0         0   0.375
17014032   GR1. NOPP                 453902.58    1647.92          360        358           7           0       0         0   0.375
17014033   GR1. NOPP                 779648.12    3393.93          360        358       7.875           0       0         0   0.375
17014034   GR5. 1YRHARD/2YRSOFT      452257.27    1781.25          360        358       7.375           0       0         0   0.375
17014035   GR5. 1YRHARD/2YRSOFT      594883.39       2590          360        358       7.875           0       0         0   0.375
17014036   GR1. NOPP                  357785.1    1149.58          360        358         6.5           0       0         0   0.375
17014037   GR5. 1YRHARD/2YRSOFT      999688.66     3942.5          360        358       7.375           0       0         0   0.375
17014038   GR1. NOPP                 210249.48     871.67          360        358       7.625           0       0         0   0.375
17014039   GR1. NOPP                 514568.94    2293.33          360        358           8           0       0         0   0.375
17014040   GR1. NOPP                 393162.42    1589.25          360        358         7.5           0       0         0   0.375
16983952   GR1. NOPP                 559187.69    1965.63          360        357       6.875           0       0         0   0.375
16989539   GR5. 1YRHARD/2YRSOFT      236772.99     807.81          360        357        6.75           0       0         0   0.375
16989688   GR5. 1YRHARD/2YRSOFT      338536.31       1330          360        357       7.375           0       0         0   0.375
16833580   GR3. 1YRHARD               455689.8    1453.13          360        355         6.5           0       0         0   0.375
16804206   GR1. NOPP                 467794.96       1734          360        355       7.125           0       0         0   0.375
16825860   GR5. 1YRHARD/2YRSOFT      270309.07    1060.83          360        356       7.375           0       0         0   0.375
16847128   GR3. 1YRHARD               133651.1     497.44          360        357       7.125           0       0         0   0.375
17021561   GR3. 1YRHARD              621902.72    1998.85          360        358         6.5           0       0         0   0.375
17052640   GR1. NOPP                 332359.19    1446.81          360        358       7.875           0       0         0   0.375
17021542   GR3. 1YRHARD                 130325     460.42          360        358       6.875           0       0         0   0.375
17021550   GR5. 1YRHARD/2YRSOFT       217542.5      565.1          360        358        5.75           0       0         0   0.375
17021573   GR5. 1YRHARD/2YRSOFT      131657.02      477.6          360        358           7           0       0         0   0.375
17021555   GR1. NOPP                  453260.8    1647.92          360        358           7           0       0         0   0.375
17021603   GR5. 1YRHARD/2YRSOFT      225123.15        700          360        358       6.375           0       0         0   0.375
17021571   GR5. 1YRHARD/2YRSOFT      145726.93     407.81          360        358           6           0       0         0   0.375
17021551   GR5. 1YRHARD/2YRSOFT         201556     793.84          360        358       7.375           0       0         0   0.375
17021566   GR5. 1YRHARD/2YRSOFT      456076.21    1749.02          360        358        7.25           0       0         0   0.375
17021578   GR5. 1YRHARD/2YRSOFT      156279.97     599.32          360        358        7.25           0       0         0   0.375
17021596   GR3. 1YRHARD              108541.52      337.5          360        358       6.375           0       0         0   0.375
17021586   GR5. 1YRHARD/2YRSOFT      301505.23    1343.75          360        358           8           0       0         0   0.375
17021572   GR3. 1YRHARD               275687.5     744.79          360        358       5.875           0       0         0   0.375
17021539   GR3. 1YRHARD              852253.03    3091.67          360        358           7           0       0         0   0.375
17021538   GR5. 1YRHARD/2YRSOFT      229143.86     973.75          360        358        7.75           0       0         0   0.375
17021606   GR5. 1YRHARD/2YRSOFT      458287.72     1947.5          360        358        7.75           0       0         0   0.375
17021605   GR5. 1YRHARD/2YRSOFT         518589    2311.25          360        358           8           0       0         0   0.375
17021597   GR1. NOPP                 293464.79    1186.25          360        358         7.5           0       0         0   0.375
17021595   GR5. 1YRHARD/2YRSOFT      347333.13       1188          360        358        6.75           0       0         0   0.375
17021545   GR5. 1YRHARD/2YRSOFT      285424.66    1153.75          360        358         7.5           0       0         0   0.375
17021602   GR3. 1YRHARD              104511.69        390          360        358       7.125           0       0         0   0.375
17021560   GR1. NOPP                 321604.84    1133.33          360        358       6.875           0       0         0   0.375
17021582   GR5. 1YRHARD/2YRSOFT      118591.84      442.5          360        358       7.125           0       0         0   0.375
17021592   GR5. 1YRHARD/2YRSOFT      144722.51        645          360        358           8           0       0         0   0.375
17021577   GR5. 1YRHARD/2YRSOFT       255274.1    1005.42          360        358       7.375           0       0         0   0.375
17052638   GR1. NOPP                    272680    1133.33          360        359       7.625           0       0         0   0.375
17021569   GR5. 1YRHARD/2YRSOFT       277680.8    1010.63          360        358           7           0       0         0   0.375
17021608   GR5. 1YRHARD/2YRSOFT      199394.79        620          360        358       6.375           0       0         0   0.375
17021604   GR5. 1YRHARD/2YRSOFT      415071.67    1634.79          360        358       7.375           0       0         0   0.375
17021587   GR5. 1YRHARD/2YRSOFT      353765.69    1393.33          360        358       7.375           0       0         0   0.375
17021574   GR5. 1YRHARD/2YRSOFT       229143.5     831.25          360        358           7           0       0         0   0.375
17021549   GR2. SOFTPP/OTHER         153535.39     684.42          360        358           8           0       0         0   0.375
17021618   GR5. 1YRHARD/2YRSOFT      309545.12    1280.77          360        358       7.615           0       0         0   0.375
17021583   GR5. 1YRHARD/2YRSOFT      176882.66     623.33          360        358       6.875           0       0         0   0.375
17021614   GR1. NOPP                 124622.01     490.83          360        358       7.375           0       0         0   0.375
17021558   GR5. 1YRHARD/2YRSOFT      165626.87     738.17          360        358           8           0       0         0   0.375
17021557   GR5. 1YRHARD/2YRSOFT      249235.83     929.97          360        358       7.125           0       0         0   0.375
17021593   GR4. 1YRHARD/1YRSOFT      228339.73        923          360        358         7.5           0       0         0   0.375
17021584   GR5. 1YRHARD/2YRSOFT       554769.2       2300          360        358       7.625           0       0         0   0.375
17021607   GR5. 1YRHARD/2YRSOFT      804013.13       3250          360        358         7.5           0       0         0   0.375
17021624   GR5. 1YRHARD/2YRSOFT      100903.54     366.04          360        358           7           0       0         0   0.375
17021600   GR3. 1YRHARD              352961.86    1463.33          360        358       7.625           0       0         0   0.375
17021581   GR5. 1YRHARD/2YRSOFT      639189.61     2252.5          360        358       6.875           0       0         0   0.375
17021562   GR5. 1YRHARD/2YRSOFT         101854        381          360        358       7.125           0       0         0   0.375
17021565   GR1. NOPP                 241203.62        850          360        358       6.875           0       0         0   0.375
17021609   GR1. NOPP                 209043.63     931.67          360        358           8           0       0         0   0.375
17021612   GR5. 1YRHARD/2YRSOFT      257284.06     986.67          360        358        7.25           0       0         0   0.375
17021589   GR5. 1YRHARD/2YRSOFT      134420.88     515.49          360        358        7.25           0       0         0   0.375
17021617   GR3. 1YRHARD              844213.78     3412.5          360        358         7.5           0       0         0   0.375
17021598   GR5. 1YRHARD/2YRSOFT      180902.86     693.75          360        358        7.25           0       0         0   0.375
17052645   GR1. NOPP                 458287.24     1757.5          360        358        7.25           0       0         0   0.375
17021599   GR5. 1YRHARD/2YRSOFT      172862.82     698.75          360        358         7.5           0       0         0   0.375
17021611   GR5. 1YRHARD/2YRSOFT      566024.06    1818.67          360        358         6.5           0       0         0   0.375
17021552   GR5. 1YRHARD/2YRSOFT      305524.75       1140          360        358       7.125           0       0         0   0.375
17021553   GR5. 1YRHARD/2YRSOFT      218691.28     770.67          360        358       6.875           0       0         0   0.375
17021576   GR5. 1YRHARD/2YRSOFT      366615.78       1610          360        358       7.875           0       0         0   0.375
17052660   GR5. 1YRHARD/2YRSOFT         531325    2042.71          360        359        7.25           0       0         0   0.375
17021629   GR2. SOFTPP/OTHER         249243.49        775          360        358       6.375           0       0         0   0.375
17021567   GR3. 1YRHARD              299595.15    1117.88          360        358       7.125           0       0         0   0.375
17021619   GR3. 1YRHARD              181707.06     772.17          360        358        7.75           0       0         0   0.375
17021632   GR5. 1YRHARD/2YRSOFT      550749.26    2454.58          360        358           8           0       0         0   0.375
17021559   GR5. 1YRHARD/2YRSOFT      213867.66        931          360        358       7.875           0       0         0   0.375
17021547   GR3. 1YRHARD              216891.74     837.32          360        358        7.25           0       0         0   0.375
17021591   GR5. 1YRHARD/2YRSOFT      392929.87    1551.47          360        358       7.375           0       0         0   0.375
17021631   GR1. NOPP                 472759.83    1956.08          360        358       7.615           0       0         0   0.375
17021588   GR5. 1YRHARD/2YRSOFT      241204.19       1075          360        358           8           0       0         0   0.375
17021623   GR5. 1YRHARD/2YRSOFT      205023.56     913.75          360        358           8           0       0         0   0.375
17021570   GR1. NOPP                 112580.75     432.82          360        358        7.25           0       0         0   0.375
17021615   GR5. 1YRHARD/2YRSOFT      458588.74    1758.66          360        358        7.25           0       0         0   0.375
17021590   GR5. 1YRHARD/2YRSOFT      221103.56     870.83          360        358       7.375           0       0         0   0.375
17052659   GR1. NOPP                    280700    1079.17          360        359        7.25           0       0         0   0.375
17021575   GR5. 1YRHARD/2YRSOFT      280600.36       1047          360        358       7.125           0       0         0   0.375
17021634   GR5. 1YRHARD/2YRSOFT       187028.5      760.5          360        358         7.5           0       0         0   0.375
17021563   GR5. 1YRHARD/2YRSOFT      653260.49    2572.92          360        358       7.375           0       0         0   0.375
17021616   GR5. 1YRHARD/2YRSOFT       250751.6    1013.59          360        358         7.5           0       0         0   0.375
17052666   GR5. 1YRHARD/2YRSOFT         308770    1058.75          360        359        6.75           0       0         0   0.375
17021622   GR1. NOPP                  140350.4     509.14          360        358           7           0       0         0   0.375
17052682   GR3. 1YRHARD                 154385     545.42          360        359       6.875           0       0         0   0.375
17052652   GR3. 1YRHARD                 621550    2131.25          360        359        6.75           0       0         0   0.375
17021633   GR5. 1YRHARD/2YRSOFT      176882.75        660          360        358       7.125           0       0         0   0.375
17021628   GR3. 1YRHARD                  91959     371.72          360        358         7.5           0       0         0   0.375
17021626   GR5. 1YRHARD/2YRSOFT         259046    1022.83          360        359       7.375           0       0         0   0.375
17052673   GR5. 1YRHARD/2YRSOFT         214936        871          360        359         7.5           0       0         0   0.375
17021627   GR1. NOPP                    192480        700          360        359           7           0       0         0   0.375
17021625   GR1. NOPP                 683410.98    2691.67          360        358       7.375           0       0         0   0.375
17052670   GR5. 1YRHARD/2YRSOFT         300750    1343.75          360        359           8           0       0         0   0.375
17021613   GR1. NOPP                 272560.31    1045.25          360        358        7.25           0       0         0   0.375
17052671   GR5. 1YRHARD/2YRSOFT         187668      838.5          360        359           8           0       0         0   0.375
17052646   GR1. NOPP                   1002500    3854.17          360        359        7.25           0       0         0   0.375
17052674   GR5. 1YRHARD/2YRSOFT         177242     570.92          360        359         6.5           0       0         0   0.375
17052647   GR5. 1YRHARD/2YRSOFT       151377.5     566.25          360        359       7.125           0       0         0   0.375
17021579   GR5. 1YRHARD/2YRSOFT      245223.94     965.83          360        358       7.375           0       0         0   0.375
17052688   GR5. 1YRHARD/2YRSOFT         130325     365.63          360        359           6           0       0         0   0.375
17052641   GR3. 1YRHARD              414317.91    1631.82          360        358       7.375           0       0         0   0.375
17021621   GR2. SOFTPP/OTHER         333665.45    1348.75          360        358         7.5           0       0         0   0.375
17052678   GR2. SOFTPP/OTHER            180450      712.5          360        359       7.375           0       0         0   0.375
17021630   GR5. 1YRHARD/2YRSOFT      102913.68        416          360        358         7.5           0       0         0   0.375
17052662   GR5. 1YRHARD/2YRSOFT         234184        876          360        359       7.125           0       0         0   0.375
17052654   GR1. NOPP                    441100    1833.33          360        359       7.625           0       0         0   0.375
17021585   GR1. NOPP                 176882.48        550          360        358       6.375           0       0         0   0.375
17052649   GR1. NOPP                 332479.12    1036.41          360        359       6.375           0       0         0   0.375
17052664   GR5. 1YRHARD/2YRSOFT      184889.51     766.67          360        358       7.625           0       0         0   0.375
17052665   GR5. 1YRHARD/2YRSOFT         230575     910.42          360        359       7.375           0       0         0   0.375
17021610   GR5. 1YRHARD/2YRSOFT      148712.58     570.42          360        358        7.25           0       0         0   0.375
17052676   GR2. SOFTPP/OTHER         384878.74       1480          360        359        7.25           0       0         0   0.375
17052691   GR5. 1YRHARD/2YRSOFT      216983.05     877.09          360        358         7.5           0       0         0   0.375
17052677   GR2. SOFTPP/OTHER            308770    1219.17          360        359       7.375           0       0         0   0.375
17021635   GR5. 1YRHARD/2YRSOFT      226128.52     843.75          360        358       7.125           0       0         0   0.375
17052648   GR3. 1YRHARD              486312.75    1515.94          360        359       6.375           0       0         0   0.375
17052672   GR2. SOFTPP/OTHER         156078.03     568.75          360        359           7           0       0         0   0.375
17052683   GR5. 1YRHARD/2YRSOFT       75187.49     265.63          360        359       6.875           0       0         0   0.375
17052644   GR2. SOFTPP/OTHER         180902.77     656.25          360        358           7           0       0         0   0.375
17052663   GR5. 1YRHARD/2YRSOFT         117092     413.67          360        359       6.875           0       0         0   0.375
17052668   GR5. 1YRHARD/2YRSOFT       414067.3    1888.33          360        358       8.125           0       0         0   0.375
17052651   GR1. NOPP                    308770    1251.25          360        359         7.5           0       0         0   0.375
17052692   GR5. 1YRHARD/2YRSOFT         501250    2239.58          360        359           8           0       0         0   0.375
17052667   GR1. NOPP                  877187.5    3828.13          360        359       7.875           0       0         0   0.375
17052690   GR1. NOPP                 107066.99     389.38          360        359           7           0       0         0   0.375
17052639   GR5. 1YRHARD/2YRSOFT      285423.85     828.33          360        358       6.125           0       0         0   0.375
17052675   GR5. 1YRHARD/2YRSOFT         220550     847.92          360        359        7.25           0       0         0   0.375
17052687   GR5. 1YRHARD/2YRSOFT         537340    2065.83          360        359        7.25           0       0         0   0.375
17052643   GR5. 1YRHARD/2YRSOFT         280700    1020.83          360        359           7           0       0         0   0.375
17052657   GR5. 1YRHARD/2YRSOFT         193282     823.42          360        359        7.75           0       0         0   0.375
17052658   GR5. 1YRHARD/2YRSOFT         197292      717.5          360        359           7           0       0         0   0.375
17052679   GR5. 1YRHARD/2YRSOFT         164410        615          360        359       7.125           0       0         0   0.375
17052689   GR3. 1YRHARD                 138746     547.83          360        359       7.375           0       0         0   0.375
17052650   GR3. 1YRHARD                 380950    1543.75          360        359         7.5           0       0         0   0.375
17052694   GR2. SOFTPP/OTHER            209322      739.5          360        359       6.875           0       0         0   0.375
17052656   GR5. 1YRHARD/2YRSOFT       302554.5    1351.81          360        359           8           0       0         0   0.375
17052680   GR5. 1YRHARD/2YRSOFT         232580     990.83          360        359        7.75           0       0         0   0.375
17052693   GR5. 1YRHARD/2YRSOFT       258043.5    1152.94          360        359           8           0       0         0   0.375
17052642   GR5. 1YRHARD/2YRSOFT       123307.5     397.19          360        359         6.5           0       0         0   0.375
17052685   GR1. NOPP                    501250    2031.25          360        359         7.5           0       0         0   0.375
17052653   GR5. 1YRHARD/2YRSOFT         573430    2383.33          360        359       7.625           0       0         0   0.375
17052655   GR5. 1YRHARD/2YRSOFT         721800       2625          360        359           7           0       0         0   0.375
17052696   GR1. NOPP                    145964     606.67          360        359       7.625           0       0         0   0.375
17052686   GR5. 1YRHARD/2YRSOFT         801198    3579.75          360        359           8           0       0         0   0.375
17052695   GR3. 1YRHARD              274835.38    1227.96          360        359           8           0       0         0   0.375
16590998   GR1. NOPP                 309243.35    1171.67          360        353        7.25           0       0         0   0.375
17021537   GR5. 1YRHARD/2YRSOFT      324117.03    1242.97          360        358        7.25           0       0         0   0.375
17021554   GR2. SOFTPP/OTHER         180903.05     768.75          360        358        7.75           0       0         0   0.375
17021568   GR5. 1YRHARD/2YRSOFT      352559.57    1352.04          360        358        7.25           0       0         0   0.375
17021564   GR3. 1YRHARD              478587.45    1388.92          360        358       6.125           0       0         0   0.375
17021556   GR5. 1YRHARD/2YRSOFT      390448.47    1416.41          360        358           7           0       0         0   0.375
17021540   GR5. 1YRHARD/2YRSOFT        95237.5     405.73          360        359        7.75           0       0         0   0.375
17021543   GR5. 1YRHARD/2YRSOFT      191354.98        714          360        358       7.125           0       0         0   0.375
17021541   GR5. 1YRHARD/2YRSOFT      194972.93     687.08          360        358       6.875           0       0         0   0.375
17021546   GR5. 1YRHARD/2YRSOFT      359393.68    1378.25          360        358        7.25           0       0         0   0.375
16980006   GR5. 1YRHARD/2YRSOFT       534667.9    1828.75          360        358        6.75           0       0         0   0.375
17021548   GR3. 1YRHARD              221103.78      962.5          360        358       7.875           0       0         0   0.375
16980008   GR5. 1YRHARD/2YRSOFT      118486.85     453.25          360        357        7.25           0       0         0   0.375
16825837   GR5. 1YRHARD/2YRSOFT      207005.04     640.63          360        356       6.375           0       0         0   0.375
16847069   GR5. 1YRHARD/2YRSOFT      424243.52     1837.5          360        356       7.875           0       0         0   0.375
16666466   GR1. NOPP                 320809.69    1053.33          360        354       6.625           0       0         0   0.375
16769349   GR2. SOFTPP/OTHER         287874.16     890.62          360        355       6.375           0       0         0   0.375
16774753   GR5. 1YRHARD/2YRSOFT      222699.82     847.92          360        355        7.25           0       0         0   0.375
16774760   GR5. 1YRHARD/2YRSOFT      272199.43        896          360        355       6.625           0       0         0   0.375
16769272   GR2. SOFTPP/OTHER         429377.97    2036.26          360        355       8.388           0       0         0   0.375
16769320   GR3. 1YRHARD              1306310.8    4165.63          360        355         6.5           0       0         0   0.375
16769123   GR4. 1YRHARD/1YRSOFT      303738.49       1125          360        354       7.125           0       0         0   0.375
16769124   GR5. 1YRHARD/2YRSOFT      390016.42    1596.67          360        353       7.625           0       0         0   0.375
16769133   GR5. 1YRHARD/2YRSOFT      251751.96    1059.17          360        354        7.75           0       0         0   0.375
16769140   GR3. 1YRHARD              154216.23     617.09          360        354         7.5           0       0         0   0.375
16769154   GR1. NOPP                 893400.97    3116.67          360        354       6.875           0       0         0   0.375
16769186   GR5. 1YRHARD/2YRSOFT       246441.1     810.67          360        354       6.625           0       0         0   0.375
16769204   GR1. NOPP                 405045.09    1791.67          360        355           8           0       0         0   0.375
16769223   GR1. NOPP                 376413.92    1552.71          360        355       7.625           0       0         0   0.375
16769238   GR1. NOPP                 201645.56     755.02          360        355       7.175           0       0         0   0.375
16769252   GR5. 1YRHARD/2YRSOFT      286080.11    1103.83          360        354        7.25           0       0         0   0.375
17052669   GR5. 1YRHARD/2YRSOFT         272680     878.33          360        359         6.5           0       0         0   0.375
17021620   GR5. 1YRHARD/2YRSOFT      212429.75     838.77          360        358       7.375           0       0         0   0.375
17021544   GR1. NOPP                 414870.13       1419          360        358        6.75           0       0         0   0.375
17052681   GR5. 1YRHARD/2YRSOFT         120300        450          360        359       7.125           0       0         0   0.375
17021580   GR5. 1YRHARD/2YRSOFT      156250.22     536.25          360        358        6.75           0       0         0   0.375
16845236   GR1. NOPP                 442021.33     1914.5          360        356       7.875           0       0         0   0.375
16836973   GR1. NOPP                 350707.98       1519          360        356       7.875           0       0         0   0.375
16836977   GR5. 1YRHARD/2YRSOFT       339391.1       1225          360        356           7           0       0         0   0.375
16836979   GR5. 1YRHARD/2YRSOFT      244847.58      959.5          360        356       7.375           0       0         0   0.375
16836981   GR5. 1YRHARD/2YRSOFT      340197.07    1087.58          360        356         6.5           0       0         0   0.375
16836469   GR1. NOPP                 413463.33       1360          360        355       6.625           0       0         0   0.375
16836472   GR1. NOPP                 399921.11    1526.25          360        356        7.25           0       0         0   0.375
16836485   GR5. 1YRHARD/2YRSOFT      525246.49     1787.5          360        356        6.75           0       0         0   0.375
16836489   GR1. NOPP                 483959.34    1996.33          360        356       7.625           0       0         0   0.375
16836500   GR5. 1YRHARD/2YRSOFT      452400.36    1663.33          360        356           7           0       0         0   0.375
16836831   GR5. 1YRHARD/2YRSOFT       377775.8    1441.46          360        356        7.25           0       0         0   0.375
16836834   GR5. 1YRHARD/2YRSOFT      162623.11     469.58          360        356       6.125           0       0         0   0.375
16836835   GR5. 1YRHARD/2YRSOFT       234627.8      677.5          360        356       6.125           0       0         0   0.375
16836850   GR1. NOPP                 183650.36     606.45          360        356       6.625           0       0         0   0.375
16836861   GR5. 1YRHARD/2YRSOFT       189091.1      799.5          360        356        7.75           0       0         0   0.375
16836873   GR1. NOPP                  470515.2     1751.7          360        356       7.125           0       0         0   0.375
16836876   GR1. NOPP                 280403.44    1127.75          360        356         7.5           0       0         0   0.375
16836881   GR1. NOPP                 347874.78    1183.88          360        356        6.75           0       0         0   0.375
16836882   GR5. 1YRHARD/2YRSOFT      416162.68     1802.5          360        356       7.875           0       0         0   0.375
16836885   GR5. 1YRHARD/2YRSOFT      226260.73     816.67          360        356           7           0       0         0   0.375
16836889   GR5. 1YRHARD/2YRSOFT      146988.89      545.7          360        356       7.125           0       0         0   0.375
16836893   GR5. 1YRHARD/2YRSOFT      564841.12       1864          360        356       6.625           0       0         0   0.375
16836901   GR1. NOPP                 206058.88     743.75          360        356           7           0       0         0   0.375
16836907   GR5. 1YRHARD/2YRSOFT      403226.58       1497          360        356       7.125           0       0         0   0.375
16836913   GR5. 1YRHARD/2YRSOFT      222140.59     870.52          360        356       7.375           0       0         0   0.375
16836929   GR1. NOPP                 307068.62       1140          360        356       7.125           0       0         0   0.375
16836940   GR1. NOPP                 421211.23    1694.06          360        356         7.5           0       0         0   0.375
16836950   GR5. 1YRHARD/2YRSOFT      272726.27    1068.75          360        356       7.375           0       0         0   0.375
16836780   GR5. 1YRHARD/2YRSOFT      428728.52    1682.06          360        356       7.375           0       0         0   0.375
16836787   GR5. 1YRHARD/2YRSOFT      343433.09    1345.83          360        356       7.375           0       0         0   0.375
16836792   GR5. 1YRHARD/2YRSOFT      228915.25     826.25          360        356           7           0       0         0   0.375
16836802   GR1. NOPP                 250503.75     955.83          360        356        7.25           0       0         0   0.375
16836804   GR5. 1YRHARD/2YRSOFT       774940.6    2637.25          360        356        6.75           0       0         0   0.375
16836807   GR5. 1YRHARD/2YRSOFT      397975.21    1354.38          360        356        6.75           0       0         0   0.375
16836810   GR5. 1YRHARD/2YRSOFT      290907.11       1080          360        356       7.125           0       0         0   0.375
16836811   GR1. NOPP                 305453.56     1228.5          360        356         7.5           0       0         0   0.375
16836816   GR1. NOPP                 362428.51       1275          360        356       6.875           0       0         0   0.375
16833568   GR3. 1YRHARD               606050.5     2187.5          360        356           7           0       0         0   0.375
16833471   GR1. NOPP                 468685.87       1885          360        356         7.5           0       0         0   0.375
16833546   GR5. 1YRHARD/2YRSOFT      666335.27    2736.18          360        355       7.615           0       0         0   0.375
16827606   GR5. 1YRHARD/2YRSOFT       507956.8     2194.5          360        355       7.875           0       0         0   0.375
16827609   GR3. 1YRHARD              274432.24    1100.94          360        355         7.5           0       0         0   0.375
16827613   GR5. 1YRHARD/2YRSOFT      292925.47     966.67          360        356       6.625           0       0         0   0.375
16827632   GR5. 1YRHARD/2YRSOFT      291344.04    1082.44          360        355       7.125           0       0         0   0.375
16827640   GR5. 1YRHARD/2YRSOFT      242424.07        998          360        356       7.615           0       0         0   0.375
16827562   GR5. 1YRHARD/2YRSOFT      335024.18    1306.25          360        354       6.395           0    0.98         0   0.375
16827599   GR5. 1YRHARD/2YRSOFT      266531.37        987          360        355       7.125           0       0         0   0.375
16641431   GR1. NOPP                 202672.39        830          360        353       7.625           0       0         0   0.375
16774765   GR5. 1YRHARD/2YRSOFT      477977.94     1917.5          360        355         7.5           0       0         0   0.375
16774769   GR5. 1YRHARD/2YRSOFT      366989.85    1472.25          360        355         7.5           0       0         0   0.375
16774779   GR5. 1YRHARD/2YRSOFT      254362.87        844          360        355       6.625           0       0         0   0.375
16774782   GR1. NOPP                 381266.45    1451.09          360        355        7.25           0       0         0   0.375
17021535   GR5. 1YRHARD/2YRSOFT      149747.45     605.31          360        358         7.5           0       0         0   0.375
17021528   GR5. 1YRHARD/2YRSOFT      205023.39        850          360        358       7.625           0       0         0   0.375
17021534   GR2. SOFTPP/OTHER         120601.72      387.5          360        358         6.5           0       0         0   0.375
17021521   GR5. 1YRHARD/2YRSOFT      588538.07       2562          360        358       7.875           0       0         0   0.375
17021532   GR5. 1YRHARD/2YRSOFT      207030.59     801.67          360        358        7.25           0       0         0   0.375
17021533   GR5. 1YRHARD/2YRSOFT      107536.59     367.81          360        358        6.75           0       0         0   0.375
17052633   GR5. 1YRHARD/2YRSOFT      279039.44    1185.95          360        358        7.75           0       0         0   0.375
17052630   GR3. 1YRHARD              623110.17    2518.75          360        358         7.5           0       0         0   0.375
17021520   GR5. 1YRHARD/2YRSOFT       318791.2    1288.63          360        358         7.5           0       0         0   0.375
17052632   GR5. 1YRHARD/2YRSOFT      130250.06      499.5          360        358        7.25           0       0         0   0.375
17021517   GR5. 1YRHARD/2YRSOFT      299896.35     994.67          360        358       6.625           0       0         0   0.375
17021514   GR5. 1YRHARD/2YRSOFT         120300        425          360        359       6.875           0       0         0   0.375
17052635   GR5. 1YRHARD/2YRSOFT      134019.81        476          360        358       6.875           0       0         0   0.375
17021536   GR5. 1YRHARD/2YRSOFT      125426.01        494          360        358       7.375           0       0         0   0.375
17021515   GR1. NOPP                 165777.51     687.29          360        358       7.625           0       0         0   0.375
17052636   GR3. 1YRHARD              176802.62     769.65          360        358       7.875           0       0         0   0.375
17052627   GR5. 1YRHARD/2YRSOFT      183557.75     743.84          360        359         7.5           0       0         0   0.375
17021522   GR5. 1YRHARD/2YRSOFT       168842.8        700          360        358       7.625           0       0         0   0.375
17052629   GR5. 1YRHARD/2YRSOFT      196472.92     632.92          360        359         6.5           0       0         0   0.375
17052637   GR3. 1YRHARD             1739838.75    7050.47          360        359         7.5           0       0         0   0.375
17052628   GR1. NOPP                    300750        875          360        359       6.125           0       0         0   0.375
17052634   GR5. 1YRHARD/2YRSOFT         140350     539.58          360        359        7.25           0       0         0   0.375
16774756   GR5. 1YRHARD/2YRSOFT      455675.41     1687.5          360        355       7.125           0       0         0   0.375
16774759   GR5. 1YRHARD/2YRSOFT      563037.43       2085          360        355       7.125           0       0         0   0.375
16989599   GR5. 1YRHARD/2YRSOFT      354655.97    1246.67          360        357       6.875           0       0         0   0.375
16989600   GR5. 1YRHARD/2YRSOFT      536233.64    1995.81          360        357       7.125           0       0         0   0.375
16989601   GR5. 1YRHARD/2YRSOFT      370778.73    1571.67          360        357        7.75           0       0         0   0.375
16989602   GR1. NOPP                 967197.59       3600          360        357       7.125           0       0         0   0.375
16989603   GR5. 1YRHARD/2YRSOFT      370778.73    1571.67          360        357        7.75           0       0         0   0.375
16989604   GR5. 1YRHARD/2YRSOFT      616618.26    2231.25          360        357           7           0       0         0   0.375
16989605   GR1. NOPP                  132996.2        495          360        357       7.125           0       0         0   0.375
16989606   GR5. 1YRHARD/2YRSOFT      185388.78     709.17          360        357        7.25           0       0         0   0.375
16989607   GR1. NOPP                 611270.55    1978.81          360        357         6.5           0       0         0   0.375
16989608   GR5. 1YRHARD/2YRSOFT      206344.97     682.67          360        357       6.625           0       0         0   0.375
16989609   GR5. 1YRHARD/2YRSOFT       427198.6    1413.33          360        357       6.625           0       0         0   0.375
16989610   GR1. NOPP                  220853.6     730.67          360        357       6.625           0       0         0   0.375
16989611   GR5. 1YRHARD/2YRSOFT      177328.27        660          360        357       7.125           0       0         0   0.375
16989612   GR1. NOPP                 154758.06        656          360        357        7.75           0       0         0   0.375
16989613   GR5. 1YRHARD/2YRSOFT      189923.23     747.33          360        357       7.375           0       0         0   0.375
16989614   GR1. NOPP                  969693.4       3800          360        356       7.375           0       0         0   0.375
16989615   GR5. 1YRHARD/2YRSOFT      439291.17    1725.83          360        357       7.375           0       0         0   0.375
16989616   GR5. 1YRHARD/2YRSOFT      749615.53     2867.5          360        357        7.25           0       0         0   0.375
16989617   GR1. NOPP                 261963.04    1083.33          360        357       7.625           0       0         0   0.375
16989618   GR1. NOPP                 272843.93    1043.71          360        357        7.25           0       0         0   0.375
16989619   GR5. 1YRHARD/2YRSOFT      316370.99    1341.04          360        357        7.75           0       0         0   0.375
16989620   GR5. 1YRHARD/2YRSOFT      193146.74     718.88          360        357       7.125           0       0         0   0.375
16989621   GR5. 1YRHARD/2YRSOFT      507804.47       1995          360        357       7.375           0       0         0   0.375
16989622   GR1. NOPP                 302256.97    1249.97          360        357       7.625           0       0         0   0.375
16989623   GR1. NOPP                 115102.61      487.9          360        357        7.75           0       0         0   0.375
16989624   GR5. 1YRHARD/2YRSOFT      527954.59    2074.17          360        357       7.375           0       0         0   0.375
16989625   GR5. 1YRHARD/2YRSOFT      177327.03        495          360        357           6           0       0         0   0.375
16989626   GR1. NOPP                 755661.99    3046.88          360        357         7.5           0       0         0   0.375
16989627   GR5. 1YRHARD/2YRSOFT      278083.18    1063.75          360        357        7.25           0       0         0   0.375
16989628   GR5. 1YRHARD/2YRSOFT      435255.89       1035          360        357         5.5           0       0         0   0.375
16989629   GR5. 1YRHARD/2YRSOFT      503773.09    1822.92          360        357           7           0       0         0   0.375
16989630   GR1. NOPP                1304779.41    5665.63          360        357       7.875           0       0         0   0.375
16989631   GR5. 1YRHARD/2YRSOFT      227704.01     635.63          360        357           6           0       0         0   0.375
16989632   GR1. NOPP                 272002.71    1068.75          360        357       7.375           0       0         0   0.375
16989633   GR5. 1YRHARD/2YRSOFT      267704.86     1079.4          360        357         7.5           0       0         0   0.375
16989634   GR5. 1YRHARD/2YRSOFT      184925.16     688.28          360        357       7.125           0       0         0   0.375
16989635   GR5. 1YRHARD/2YRSOFT      104393.94     411.35          360        357       7.375           0       0         0   0.375
16989636   GR1. NOPP                1116361.19    4039.58          360        357           7           0       0         0   0.375
16989637   GR1. NOPP                 419139.54       1560          360        357       7.125           0       0         0   0.375
16989638   GR1. NOPP                 322414.77    1166.67          360        357           7           0       0         0   0.375
16989639   GR5. 1YRHARD/2YRSOFT      392515.65    1501.58          360        357        7.25           0       0         0   0.375
16989640   GR5. 1YRHARD/2YRSOFT      397955.41       1625          360        357         7.5           0       0         0   0.375
16989641   GR1. NOPP                 449365.95     1672.5          360        357       7.125           0       0         0   0.375
16989642   GR1. NOPP                 338536.05       1295          360        357        7.25           0       0         0   0.375
16989643   GR1. NOPP                 234785.93     776.76          360        357       6.625           0       0         0   0.375
16989644   GR5. 1YRHARD/2YRSOFT      181282.33     599.75          360        357       6.625           0       0         0   0.375
16989645   GR5. 1YRHARD/2YRSOFT       85440.06     326.83          360        357        7.25           0       0         0   0.375
16989646   GR5. 1YRHARD/2YRSOFT      204531.24     655.52          360        357         6.5           0       0         0   0.375
16989647   GR5. 1YRHARD/2YRSOFT      314355.39     1267.5          360        357         7.5           0       0         0   0.375
16989648   GR5. 1YRHARD/2YRSOFT      398776.62    1443.75          360        357           7           0       0         0   0.375
16989649   GR5. 1YRHARD/2YRSOFT      340597.23    1267.67          360        357       7.125           0       0         0   0.375
16989650   GR5. 1YRHARD/2YRSOFT       475560.7    1573.33          360        357       6.625           0       0         0   0.375
16989651   GR1. NOPP                 390928.84    1535.83          360        357       7.375           0       0         0   0.375
16989653   GR1. NOPP                  420146.1    1433.44          360        357        6.75           0       0         0   0.375
16989654   GR1. NOPP                 330465.55     990.81          360        357        6.25           0       0         0   0.375
16989655   GR1. NOPP                 886637.88    2841.67          360        357         6.5           0       0         0   0.375
16989656   GR1. NOPP                 451377.75    1866.67          360        357       7.625           0       0         0   0.375
16989657   GR5. 1YRHARD/2YRSOFT      112845.71     478.33          360        357        7.75           0       0         0   0.375
16989658   GR5. 1YRHARD/2YRSOFT       177019.9     696.35          360        357       7.375           0       0         0   0.375
16989659   GR5. 1YRHARD/2YRSOFT      604527.24       2125          360        357       6.875           0       0         0   0.375
16989660   GR1. NOPP                 221579.56     801.79          360        357           7           0       0         0   0.375
16989661   GR1. NOPP                 362717.19     1387.5          360        357        7.25           0       0         0   0.375
16989662   GR1. NOPP                 261963.23    1110.42          360        357        7.75           0       0         0   0.375
16989663   GR1. NOPP                 337084.74    1152.25          360        357        6.75           0       0         0   0.375
16989664   GR5. 1YRHARD/2YRSOFT      358686.72       1335          360        357       7.125           0       0         0   0.375
16989665   GR1. NOPP                 303001.14    1065.09          360        357       6.875           0       0         0   0.375
16989666   GR1. NOPP                 337517.91       1085          360        357         6.5           0       0         0   0.375
16989667   GR1. NOPP                 503775.44    2135.42          360        357        7.75           0       0         0   0.375
16989668   GR5. 1YRHARD/2YRSOFT      491684.46    2033.33          360        357       7.625           0       0         0   0.375
16989669   GR1. NOPP                 185388.35     651.67          360        357       6.875           0       0         0   0.375
16989670   GR1. NOPP                 261962.21        975          360        357       7.125           0       0         0   0.375
16989671   GR1. NOPP                 386897.13       1320          360        357        6.75           0       0         0   0.375
16989672   GR1. NOPP                  362715.5     1162.5          360        357         6.5           0       0         0   0.375
16989673   GR5. 1YRHARD/2YRSOFT      306295.22    1266.67          360        357       7.625           0       0         0   0.375
16989674   GR1. NOPP                 330462.57    1195.83          360        357           7           0       0         0   0.375
16989675   GR5. 1YRHARD/2YRSOFT      185388.78     709.17          360        357        7.25           0       0         0   0.375
16989676   GR1. NOPP                 112845.71     478.33          360        357        7.75           0       0         0   0.375
16989677   GR5. 1YRHARD/2YRSOFT      386898.04       1440          360        357       7.125           0       0         0   0.375
16989678   GR5. 1YRHARD/2YRSOFT       420148.4     1737.5          360        357       7.625           0       0         0   0.375
16989679   GR5. 1YRHARD/2YRSOFT      354656.81    1356.67          360        357        7.25           0       0         0   0.375
16989680   GR5. 1YRHARD/2YRSOFT      372087.73    1270.16          360        357        6.75           0       0         0   0.375
16989681   GR5. 1YRHARD/2YRSOFT      398987.05    1278.75          360        357         6.5           0       0         0   0.375
16989682   GR5. 1YRHARD/2YRSOFT      314355.15       1235          360        357       7.375           0       0         0   0.375
16989683   GR5. 1YRHARD/2YRSOFT      193146.74     718.88          360        357       7.125           0       0         0   0.375
16989684   GR1. NOPP                 523925.25    2058.33          360        357       7.375           0       0         0   0.375
16989685   GR1. NOPP                 322414.77    1166.67          360        357           7           0       0         0   0.375
16989686   GR5. 1YRHARD/2YRSOFT      314354.66       1170          360        357       7.125           0       0         0   0.375
16989687   GR5. 1YRHARD/2YRSOFT      193146.74     718.88          360        357       7.125           0       0         0   0.375
16989689   GR5. 1YRHARD/2YRSOFT       856411.6    2744.79          360        357         6.5           0       0         0   0.375
16989690   GR5. 1YRHARD/2YRSOFT       337728.7    1117.33          360        357       6.625           0       0         0   0.375
16989691   GR5. 1YRHARD/2YRSOFT      477575.39    1530.63          360        357         6.5           0       0         0   0.375
16989692   GR5. 1YRHARD/2YRSOFT      342566.23    1310.42          360        357        7.25           0       0         0   0.375
16989693   GR1. NOPP                 491181.06    2082.03          360        357        7.75           0       0         0   0.375
16989694   GR1. NOPP                 483595.53       1550          360        357         6.5           0       0         0   0.375
16989695   GR1. NOPP                 296218.57    1071.88          360        357           7           0       0         0   0.375
16989696   GR1. NOPP                 362718.32     1537.5          360        357        7.75           0       0         0   0.375
16989697   GR1. NOPP                 538267.43    1947.74          360        357           7           0       0         0   0.375
16989698   GR5. 1YRHARD/2YRSOFT      310324.47       1155          360        357       7.125           0       0         0   0.375
16989699   GR1. NOPP                 258940.39    1070.83          360        357       7.625           0       0         0   0.375
16989700   GR5. 1YRHARD/2YRSOFT      282033.44    1166.33          360        357       7.625           0       0         0   0.375
16989702   GR1. NOPP                 186899.67     656.98          360        357       6.875           0       0         0   0.375
16989703   GR5. 1YRHARD/2YRSOFT       366747.1       1365          360        357       7.125           0       0         0   0.375
16989704   GR5. 1YRHARD/2YRSOFT      475523.35     1966.5          360        357       7.625           0       0         0   0.375
16989705   GR5. 1YRHARD/2YRSOFT      540047.27    2289.17          360        357        7.75           0       0         0   0.375
16989706   GR5. 1YRHARD/2YRSOFT      295816.25    1162.17          360        357       7.375           0       0         0   0.375
16989707   GR1. NOPP                 338536.84       1400          360        357       7.625           0       0         0   0.375
16989708   GR1. NOPP                  165311.8     601.56          360        357           7           0       0         0   0.375
16989709   GR5. 1YRHARD/2YRSOFT      421335.69     1655.3          360        357       7.375           0       0         0   0.375
16989710   GR1. NOPP                1007548.55    3958.33          360        357       7.375           0       0         0   0.375
16989711   GR1. NOPP                 330475.93    1298.33          360        357       7.375           0       0         0   0.375
16989712   GR1. NOPP                 167655.68     606.67          360        357           7           0       0         0   0.375
16989713   GR5. 1YRHARD/2YRSOFT       250636.2     777.38          360        357       6.375           0       0         0   0.375
16989714   GR5. 1YRHARD/2YRSOFT      257286.59      877.8          360        357        6.75           0       0         0   0.375
16989715   GR1. NOPP                  527954.2    1910.42          360        357           7           0       0         0   0.375
16989716   GR5. 1YRHARD/2YRSOFT      216017.39     714.67          360        357       6.625           0       0         0   0.375
16989717   GR5. 1YRHARD/2YRSOFT      227133.65     894.58          360        358       7.375           0       0         0   0.375
16989718   GR1. NOPP                  298233.2     1017.5          360        357        6.75           0       0         0   0.375
16989720   GR5. 1YRHARD/2YRSOFT      324830.87     906.75          360        357           6           0       0         0   0.375
16989721   GR1. NOPP                 342567.57     1487.5          360        357       7.875           0       0         0   0.375
16989722   GR5. 1YRHARD/2YRSOFT      503773.48       1875          360        357       7.125           0       0         0   0.375
16989723   GR5. 1YRHARD/2YRSOFT      248259.57        924          360        357       7.125           0       0         0   0.375
16989724   GR5. 1YRHARD/2YRSOFT      386899.24       1600          360        357       7.625           0       0         0   0.375
16989725   GR5. 1YRHARD/2YRSOFT      503775.84     2187.5          360        357       7.875           0       0         0   0.375
16989726   GR5. 1YRHARD/2YRSOFT      564226.75    2158.33          360        357        7.25           0       0         0   0.375
16989727   GR5. 1YRHARD/2YRSOFT      260350.27    1076.67          360        357       7.625           0       0         0   0.375
16989728   GR1. NOPP                 398987.67    1361.25          360        357        6.75           0       0         0   0.375
16989729   GR5. 1YRHARD/2YRSOFT      495714.65       2050          360        357       7.625           0       0         0   0.375
16989730   GR5. 1YRHARD/2YRSOFT      169267.49      577.5          360        357        6.75           0       0         0   0.375
16989731   GR1. NOPP                 244224.28      959.5          360        357       7.375           0       0         0   0.375
16989732   GR5. 1YRHARD/2YRSOFT      548048.43    1926.67          360        357       6.875           0       0         0   0.375
16989733   GR1. NOPP                 156966.77        650          360        357       7.625           0       0         0   0.375
16989734   GR1. NOPP                 280095.66     723.96          360        357        5.75           0       0         0   0.375
16989735   GR5. 1YRHARD/2YRSOFT      511835.86    2169.58          360        357        7.75           0       0         0   0.375
16989737   GR5. 1YRHARD/2YRSOFT      206344.49     618.67          360        357        6.25           0       0         0   0.375
16989738   GR1. NOPP                 552137.88    2340.42          360        357        7.75           0       0         0   0.375
16989739   GR1. NOPP                 420147.73    1650.63          360        357       7.375           0       0         0   0.375
16989740   GR1. NOPP                  75376.84     242.19          360        357         6.5           0       0         0   0.375
16989742   GR5. 1YRHARD/2YRSOFT      673040.33    2365.83          360        357       6.875           0       0         0   0.375
16989743   GR1. NOPP                 191999.61        680          360        357       6.875           0       0         0   0.375
16989744   GR1. NOPP                 467502.16    1788.33          360        357        7.25           0       0         0   0.375
16989745   GR1. NOPP                  451382.1       1820          360        357         7.5           0       0         0   0.375
16989746   GR1. NOPP                 414666.83    1549.77          360        357       7.125           0       0         0   0.375
16989747   GR1. NOPP                 362717.47       1425          360        357       7.375           0       0         0   0.375
16989748   GR5. 1YRHARD/2YRSOFT      220451.28      820.5          360        357       7.125           0       0         0   0.375
16989749   GR5. 1YRHARD/2YRSOFT      249870.62     904.17          360        357           7           0       0         0   0.375
16989750   GR1. NOPP                 197983.15     757.34          360        357        7.25           0       0         0   0.375
16989751   GR5. 1YRHARD/2YRSOFT      217615.26        765          360        357       6.875           0       0         0   0.375
16989752   GR1. NOPP                 502507.42    1718.75          360        357        6.75           0       0         0   0.375
16989753   GR5. 1YRHARD/2YRSOFT      371783.39    1191.56          360        357         6.5           0       0         0   0.375
16989754   GR5. 1YRHARD/2YRSOFT      152340.98     551.25          360        357           7           0       0         0   0.375
16989755   GR5. 1YRHARD/2YRSOFT      181358.32     656.25          360        357           7           0       0         0   0.375
16989756   GR1. NOPP                 963464.54    3287.11          360        357        6.75           0       0         0   0.375
16989757   GR1. NOPP                 346515.55     1289.7          360        357       7.125           0       0         0   0.375
16989758   GR5. 1YRHARD/2YRSOFT      154759.46        608          360        357       7.375           0       0         0   0.375
16989759   GR5. 1YRHARD/2YRSOFT      606544.22    2382.92          360        357       7.375           0       0         0   0.375
16989760   GR5. 1YRHARD/2YRSOFT      237001.24     860.42          360        357           7           0       0         0   0.375
16989763   GR5. 1YRHARD/2YRSOFT      229720.53     831.25          360        357           7           0       0         0   0.375
16989764   GR1. NOPP                  592355.3       1960          360        357       6.625           0       0         0   0.375
16989765   GR1. NOPP                 483622.55       1800          360        357       7.125           0       0         0   0.375
16989766   GR5. 1YRHARD/2YRSOFT      233751.81     990.83          360        357        7.75           0       0         0   0.375
16989767   GR5. 1YRHARD/2YRSOFT      403017.22    1291.67          360        357         6.5           0       0         0   0.375
16989769   GR5. 1YRHARD/2YRSOFT      199896.71     661.33          360        357       6.625           0       0         0   0.375
16989770   GR1. NOPP                  451382.1       1820          360        357         7.5           0       0         0   0.375
16989771   GR5. 1YRHARD/2YRSOFT      423170.06    1618.75          360        357        7.25           0       0         0   0.375
16989772   GR1. NOPP                 469708.36    1894.75          360        357         7.5           0       0         0   0.375
16989773   GR5. 1YRHARD/2YRSOFT      257932.03        960          360        357       7.125           0       0         0   0.375
16989774   GR5. 1YRHARD/2YRSOFT      257930.03     693.33          360        357       5.875           0       0         0   0.375
16989776   GR5. 1YRHARD/2YRSOFT      308712.39       1149          360        357       7.125           0       0         0   0.375
16989777   GR5. 1YRHARD/2YRSOFT      431229.09    1471.25          360        357        6.75           0       0         0   0.375
16989778   GR5. 1YRHARD/2YRSOFT      406243.57       1596          360        357       7.375           0       0         0   0.375
16989779   GR1. NOPP                 337515.89    1221.31          360        357           7           0       0         0   0.375
16989780   GR1. NOPP                 434754.15       1305          360        357        6.25           0       0         0   0.375
16989781   GR1. NOPP                 427198.25    1369.17          360        357         6.5           0       0         0   0.375
16989782   GR5. 1YRHARD/2YRSOFT      276371.35     773.44          360        357           6           0       0         0   0.375
16989783   GR1. NOPP                 721236.77    2834.17          360        357       7.375           0       0         0   0.375
16989784   GR5. 1YRHARD/2YRSOFT      332490.75    1271.88          360        357        7.25           0       0         0   0.375
16989785   GR5. 1YRHARD/2YRSOFT      253818.92    1023.55          360        357         7.5           0       0         0   0.375
16989786   GR5. 1YRHARD/2YRSOFT      402212.75       1497          360        357       7.125           0       0         0   0.375
16989787   GR1. NOPP                 348208.23       1296          360        357       7.125           0       0         0   0.375
16989788   GR5. 1YRHARD/2YRSOFT      241771.46        825          360        357        6.75           0       0         0   0.375
16989789   GR1. NOPP                 378837.67       1410          360        357       7.125           0       0         0   0.375
16989790   GR5. 1YRHARD/2YRSOFT      856071.69    3097.72          360        357           7           0       0         0   0.375
16989791   GR1. NOPP                 194957.58     806.67          360        357       7.625           0       0         0   0.375
16989792   GR1. NOPP                 654906.54    2572.92          360        357       7.375           0       0         0   0.375
16989793   GR5. 1YRHARD/2YRSOFT      195053.43     746.17          360        357        7.25           0       0         0   0.375
16989794   GR5. 1YRHARD/2YRSOFT      158789.66     623.83          360        357       7.375           0       0         0   0.375
16989795   GR5. 1YRHARD/2YRSOFT       523922.8    1733.33          360        357       6.625           0       0         0   0.375
16989796   GR1. NOPP                 275213.88       1026          360        357       7.125           0       0         0   0.375
16989797   GR5. 1YRHARD/2YRSOFT      112845.26        420          360        357       7.125           0       0         0   0.375
16989798   GR5. 1YRHARD/2YRSOFT      257933.04    1093.33          360        357        7.75           0       0         0   0.375
16989799   GR1. NOPP                 326444.97    1181.25          360        357           7           0       0         0   0.375
16989800   GR5. 1YRHARD/2YRSOFT      353851.04    1390.17          360        357       7.375           0       0         0   0.375
16989801   GR1. NOPP                 457418.74    1749.79          360        357        7.25           0       0         0   0.375
16989802   GR5. 1YRHARD/2YRSOFT      497173.65    1799.04          360        357           7           0       0         0   0.375
16989803   GR5. 1YRHARD/2YRSOFT      301760.79    1185.52          360        357       7.375           0       0         0   0.375
16989804   GR5. 1YRHARD/2YRSOFT      401407.66     1618.5          360        357         7.5           0       0         0   0.375
16989805   GR1. NOPP                  75556.31     234.38          360        357       6.375           0       0         0   0.375
16989806   GR5. 1YRHARD/2YRSOFT      151876.28      472.5          360        357       6.375           0       0         0   0.375
16989807   GR1. NOPP                 385185.46    1434.38          360        357       7.125           0       0         0   0.375
16989808   GR1. NOPP                 455325.95       1695          360        357       7.125           0       0         0   0.375
16989809   GR1. NOPP                 451381.39    1726.67          360        357        7.25           0       0         0   0.375
16989810   GR5. 1YRHARD/2YRSOFT      302261.97     843.75          360        358           6           0       0         0   0.375
16989811   GR5. 1YRHARD/2YRSOFT      190225.32        767          360        357         7.5           0       0         0   0.375
16989812   GR5. 1YRHARD/2YRSOFT      717375.12     2892.5          360        357         7.5           0       0         0   0.375
16989813   GR5. 1YRHARD/2YRSOFT      475562.91    1868.33          360        357       7.375           0       0         0   0.375
16989814   GR5. 1YRHARD/2YRSOFT      480395.64    2032.92          360        357        7.75           0       0         0   0.375
16989815   GR1. NOPP                 318158.11    1315.73          360        357       7.625           0       0         0   0.375
16989817   GR5. 1YRHARD/2YRSOFT      491684.46    2033.33          360        357       7.625           0       0         0   0.375
16989818   GR1. NOPP                 265542.51       1155          360        357       7.875           0       0         0   0.375
16989820   GR1. NOPP                 201429.11     791.35          360        357       7.375           0       0         0   0.375
16989821   GR1. NOPP                  197478.8     796.25          360        357         7.5           0       0         0   0.375
16989822   GR5. 1YRHARD/2YRSOFT      886642.72    3483.33          360        357       7.375           0       0         0   0.375
16989823   GR5. 1YRHARD/2YRSOFT      306294.76    1203.33          360        357       7.375           0       0         0   0.375
16989824   GR5. 1YRHARD/2YRSOFT      161127.16     633.02          360        357       7.375           0       0         0   0.375
16989825   GR1. NOPP                 338535.78       1260          360        357       7.125           0       0         0   0.375
16989826   GR5. 1YRHARD/2YRSOFT      213598.78     640.42          360        357        6.25           0       0         0   0.375
16989827   GR1. NOPP                 464275.84       1488          360        357         6.5           0       0         0   0.375
16989828   GR5. 1YRHARD/2YRSOFT      165437.74     601.56          360        357           7           0       0         0   0.375
16989829   GR1. NOPP                 802214.67    3483.38          360        357       7.875           0       0         0   0.375
16989830   GR5. 1YRHARD/2YRSOFT      802009.26    3233.75          360        357         7.5           0       0         0   0.375
16989831   GR1. NOPP                 342565.71    1239.58          360        357           7           0       0         0   0.375
16989832   GR1. NOPP                 701249.42       2175          360        357       6.375           0       0         0   0.375
16989833   GR1. NOPP                 330475.93    1298.33          360        357       7.375           0       0         0   0.375
16989834   GR1. NOPP                 344178.05       1281          360        357       7.125           0       0         0   0.375
16989835   GR5. 1YRHARD/2YRSOFT      332051.74    1304.52          360        357       7.375           0       0         0   0.375
16989836   GR5. 1YRHARD/2YRSOFT       274051.5        850          360        357       6.375           0       0         0   0.375
16989837   GR5. 1YRHARD/2YRSOFT      181356.49        675          360        357       7.125           0       0         0   0.375
16989838   GR5. 1YRHARD/2YRSOFT      789920.52       3430          360        357       7.875           0       0         0   0.375
16989839   GR1. NOPP                 322415.52    1266.67          360        357       7.375           0       0         0   0.375
16989840   GR1. NOPP                 393157.54    1306.67          360        357       6.625           0       0         0   0.375
16989841   GR5. 1YRHARD/2YRSOFT      289921.76       1050          360        357           7           0       0         0   0.375
16989842   GR5. 1YRHARD/2YRSOFT       192187.9        780          360        357         7.5           0       0         0   0.375
16989843   GR1. NOPP                 281307.54    1105.17          360        357       7.375           0       0         0   0.375
16989844   GR1. NOPP                 663972.42    2333.96          360        357       6.875           0       0         0   0.375
16989845   GR5. 1YRHARD/2YRSOFT      523335.69     2112.5          360        357         7.5           0       0         0   0.375
16989846   GR5. 1YRHARD/2YRSOFT      361805.72     1387.5          360        358        7.25           0       0         0   0.375
16989847   GR5. 1YRHARD/2YRSOFT      451381.39    1726.67          360        357        7.25           0       0         0   0.375
16989848   GR1. NOPP                 176522.51      693.5          360        357       7.375           0       0         0   0.375
16989849   GR1. NOPP                 495694.52       2050          360        357       7.625           0       0         0   0.375
16989850   GR1. NOPP                 362714.93     1087.5          360        357        6.25           0       0         0   0.375
16989851   GR5. 1YRHARD/2YRSOFT      217620.74     764.97          360        357       6.875           0       0         0   0.375
16989852   GR5. 1YRHARD/2YRSOFT       536012.9    1717.92          360        357         6.5           0       0         0   0.375
16989853   GR1. NOPP                 192459.75     698.25          360        358           7           0       0         0   0.375
16989854   GR1. NOPP                 354655.15    1136.67          360        357         6.5           0       0         0   0.375
16989856   GR5. 1YRHARD/2YRSOFT      502161.79    1920.92          360        357        7.25           0       0         0   0.375
16989857   GR1. NOPP                  997141.5    3948.44          360        357       7.375           0       0         0   0.375
16989858   GR1. NOPP                  80266.45     291.38          360        357           7           0       0         0   0.375
16989859   GR5. 1YRHARD/2YRSOFT      261087.45    1056.25          360        357         7.5           0       0         0   0.375
16989860   GR5. 1YRHARD/2YRSOFT      653949.37    2569.16          360        357       7.375           0       0         0   0.375
16989861   GR5. 1YRHARD/2YRSOFT      256319.95        954          360        357       7.125           0       0         0   0.375
16989862   GR1. NOPP                 194247.89     843.47          360        357       7.875           0       0         0   0.375
16989863   GR5. 1YRHARD/2YRSOFT         249066      978.5          360        357       7.375           0       0         0   0.375
16989864   GR5. 1YRHARD/2YRSOFT      180471.82      671.7          360        357       7.125           0       0         0   0.375
16983890   GR1. NOPP                 607651.24    1574.74          360        357        5.75           0       0         0   0.375
16983891   GR5. 1YRHARD/2YRSOFT      410046.69     1657.5          360        358         7.5           0       0         0   0.375
16983892   GR5. 1YRHARD/2YRSOFT      100047.05      373.5          360        358       7.125           0       0         0   0.375
16983893   GR1. NOPP                 265323.64      797.5          360        358        6.25           0       0         0   0.375
16983894   GR1. NOPP                 115576.74     407.29          360        358       6.875           0       0         0   0.375
16983895   GR5. 1YRHARD/2YRSOFT      178939.64      573.5          360        357         6.5           0       0         0   0.375
16983896   GR1. NOPP                 514568.14    1973.33          360        358        7.25           0       0         0   0.375
16983897   GR5. 1YRHARD/2YRSOFT      196500.86     814.67          360        358       7.625           0       0         0   0.375
16983898   GR5. 1YRHARD/2YRSOFT      377829.24    1289.06          360        357        6.75           0       0         0   0.375
16983899   GR1. NOPP                 285424.74    1183.33          360        358       7.625           0       0         0   0.375
16983900   GR5. 1YRHARD/2YRSOFT      603008.13       1750          360        358       6.125           0       0         0   0.375
16983901   GR5. 1YRHARD/2YRSOFT      416830.12    1512.11          360        358           7           0       0         0   0.375
16983902   GR5. 1YRHARD/2YRSOFT      171686.54        710          360        357       7.625           0       0         0   0.375
16983903   GR5. 1YRHARD/2YRSOFT      924613.18    2970.83          360        358         6.5           0       0         0   0.375
16983904   GR5. 1YRHARD/2YRSOFT      616621.63     2677.5          360        357       7.875           0       0         0   0.375
16983905   GR5. 1YRHARD/2YRSOFT      270082.49    1067.17          360        358       7.375           0       0         0   0.375
16983906   GR5. 1YRHARD/2YRSOFT      187254.27     601.66          360        358         6.5           0       0         0   0.375
16983907   GR1. NOPP                 884413.98    3391.67          360        358        7.25           0       0         0   0.375
16983908   GR1. NOPP                 434252.74    1616.25          360        357       7.125           0       0         0   0.375
16983909   GR5. 1YRHARD/2YRSOFT      443321.35    1741.67          360        357       7.375           0       0         0   0.375
16983910   GR5. 1YRHARD/2YRSOFT      595973.19    1791.35          360        358        6.25           0       0         0   0.375
16983911   GR5. 1YRHARD/2YRSOFT      206028.15      747.4          360        358           7           0       0         0   0.375
16983912   GR1. NOPP                 566828.52     1997.5          360        358       6.875           0       0         0   0.375
16983914   GR5. 1YRHARD/2YRSOFT      596466.87    2096.67          360        357       6.875           0       0         0   0.375
16983915   GR1. NOPP                 556167.66       2300          360        357       7.625           0       0         0   0.375
16983916   GR1. NOPP                  188942.5     528.75          360        358           6           0       0         0   0.375
16983917   GR1. NOPP                  597381.9    2476.67          360        358       7.625           0       0         0   0.375
16983918   GR5. 1YRHARD/2YRSOFT      422106.78     1662.5          360        358       7.375           0       0         0   0.375
16983919   GR5. 1YRHARD/2YRSOFT      238791.77     915.75          360        358        7.25           0       0         0   0.375
16983920   GR1. NOPP                 391431.09    1335.47          360        357        6.75           0       0         0   0.375
16983921   GR1. NOPP                  511551.9    1484.58          360        358       6.125           0       0         0   0.375
16983922   GR1. NOPP                 242007.64     852.83          360        358       6.875           0       0         0   0.375
16983923   GR5. 1YRHARD/2YRSOFT      768837.95    3267.19          360        358        7.75           0       0         0   0.375
16983924   GR5. 1YRHARD/2YRSOFT      522608.66    2166.67          360        358       7.625           0       0         0   0.375
16983925   GR1. NOPP                  426126.4    1501.67          360        358       6.875           0       0         0   0.375
16983926   GR1. NOPP                 406829.47    1307.81          360        358         6.5           0       0         0   0.375
16983927   GR5. 1YRHARD/2YRSOFT       147737.2     535.94          360        358           7           0       0         0   0.375
16983928   GR5. 1YRHARD/2YRSOFT      111149.59     368.65          360        358       6.625           0       0         0   0.375
16983929   GR5. 1YRHARD/2YRSOFT      349744.98    1123.75          360        358         6.5           0       0         0   0.375
16983930   GR1. NOPP                 493698.02     1837.5          360        357       7.125           0       0         0   0.375
16983931   GR1. NOPP                 213600.13     817.08          360        357        7.25           0       0         0   0.375
16983932   GR1. NOPP                 571653.04    2192.25          360        358        7.25           0       0         0   0.375
16983933   GR1. NOPP                 430146.91    1694.17          360        358       7.375           0       0         0   0.375
16983934   GR1. NOPP                 283816.56    1117.83          360        358       7.375           0       0         0   0.375
16983935   GR5. 1YRHARD/2YRSOFT      160802.46     583.33          360        358           7           0       0         0   0.375
16983936   GR1. NOPP                 309545.05    1251.25          360        358         7.5           0       0         0   0.375
16983937   GR5. 1YRHARD/2YRSOFT      368640.12    1528.33          360        358       7.625           0       0         0   0.375
16983938   GR5. 1YRHARD/2YRSOFT      446226.94       1665          360        358       7.125           0       0         0   0.375
16983939   GR1. NOPP                  422776.1    1666.46          360        358       7.375           0       0         0   0.375
16983940   GR1. NOPP                 652255.14    2433.75          360        358       7.125           0       0         0   0.375
16983941   GR1. NOPP                 238208.85     960.47          360        357         7.5           0       0         0   0.375
16983942   GR1. NOPP                  291939.2    1210.42          360        358       7.625           0       0         0   0.375
16983943   GR5. 1YRHARD/2YRSOFT       263816.6     984.38          360        358       7.125           0       0         0   0.375
16983944   GR5. 1YRHARD/2YRSOFT       263816.6     984.38          360        358       7.125           0       0         0   0.375
16983945   GR1. NOPP                  533060.7    2154.75          360        358         7.5           0       0         0   0.375
16983946   GR1. NOPP                 182205.15        665          360        358           7           0       0         0   0.375
16983947   GR1. NOPP                 201200.41        588          360        358       6.125           0       0         0   0.375
16983948   GR5. 1YRHARD/2YRSOFT      349745.62     1377.5          360        358       7.375           0       0         0   0.375
16983949   GR5. 1YRHARD/2YRSOFT      213063.25     772.92          360        358           7           0       0         0   0.375
16983950   GR5. 1YRHARD/2YRSOFT      227547.72     896.21          360        358       7.375           0       0         0   0.375
16983951   GR1. NOPP                 238755.77     937.99          360        357       7.375           0       0         0   0.375
16983953   GR1. NOPP                  247635.6     821.33          360        358       6.625           0       0         0   0.375
16983954   GR1. NOPP                 378033.39     1641.5          360        357       7.875           0       0         0   0.375
16983955   GR1. NOPP                 578889.15       2220          360        358        7.25           0       0         0   0.375
16983956   GR5. 1YRHARD/2YRSOFT      172490.53        642          360        357       7.125           0       0         0   0.375
16983957   GR1. NOPP                 407031.65    1645.31          360        358         7.5           0       0         0   0.375
16983958   GR5. 1YRHARD/2YRSOFT      775370.16    3134.22          360        358         7.5           0       0         0   0.375
16983959   GR5. 1YRHARD/2YRSOFT      141056.13     466.67          360        357       6.625           0       0         0   0.375
16983960   GR1. NOPP                 182687.17     663.54          360        358           7           0       0         0   0.375
16989533   GR5. 1YRHARD/2YRSOFT      298604.92    1142.25          360        357        7.25           0       0         0   0.375
16989534   GR5. 1YRHARD/2YRSOFT      393629.76        980          360        357       5.625           0       0         0   0.375
16989535   GR1. NOPP                 495713.11       1845          360        357       7.125           0       0         0   0.375
16989536   GR5. 1YRHARD/2YRSOFT      420147.41    1607.19          360        357        7.25           0       0         0   0.375
16989537   GR5. 1YRHARD/2YRSOFT      286144.44    1212.92          360        357        7.75           0       0         0   0.375
16989538   GR5. 1YRHARD/2YRSOFT      368684.94    1406.77          360        356        7.25           0       0         0   0.375
16989540   GR5. 1YRHARD/2YRSOFT      366745.82       1444          360        357       7.375           0       0         0   0.375
16989541   GR1. NOPP                 406792.11    1430.83          360        357       6.875           0       0         0   0.375
16989542   GR5. 1YRHARD/2YRSOFT       153542.1     571.47          360        357       7.125           0       0         0   0.375
16989543   GR1. NOPP                 302264.33    1156.25          360        357        7.25           0       0         0   0.375
16989544   GR5. 1YRHARD/2YRSOFT      290676.18     931.61          360        357         6.5           0       0         0   0.375
16989545   GR5. 1YRHARD/2YRSOFT      350073.18     906.25          360        357        5.75           0       0         0   0.375
16989546   GR1. NOPP                 159515.33     659.67          360        357       7.625           0       0         0   0.375
16989548   GR5. 1YRHARD/2YRSOFT      221659.29      687.5          360        357       6.375           0       0         0   0.375
16989549   GR5. 1YRHARD/2YRSOFT      166810.37     569.22          360        357        6.75           0       0         0   0.375
16989551   GR1. NOPP                 698116.46    2533.85          360        357           7           0       0         0   0.375
16989552   GR5. 1YRHARD/2YRSOFT      334504.03     1037.5          360        357       6.375           0       0         0   0.375
16989553   GR1. NOPP                 548055.19       2380          360        357       7.875           0       0         0   0.375
16989554   GR5. 1YRHARD/2YRSOFT      443319.99    1558.33          360        357       6.875           0       0         0   0.375
16989555   GR5. 1YRHARD/2YRSOFT       278083.4     1092.5          360        357       7.375           0       0         0   0.375
16989556   GR1. NOPP                 625990.39    2524.03          360        357         7.5           0       0         0   0.375
16989557   GR5. 1YRHARD/2YRSOFT      241810.15        750          360        357       6.375           0       0         0   0.375
16989558   GR5. 1YRHARD/2YRSOFT      168208.02        627          360        357       7.125           0       0         0   0.375
16989559   GR1. NOPP                 199091.12     720.42          360        357           7           0       0         0   0.375
16989560   GR5. 1YRHARD/2YRSOFT      218436.87     903.33          360        357       7.625           0       0         0   0.375
16989561   GR5. 1YRHARD/2YRSOFT      543421.29    2134.93          360        357       7.375           0       0         0   0.375
16989562   GR1. NOPP                 330396.09    1400.49          360        357        7.75           0       0         0   0.375
16989563   GR5. 1YRHARD/2YRSOFT      273107.35     990.21          360        357           7           0       0         0   0.375
16989564   GR1. NOPP                 664978.93       2200          360        357       6.625           0       0         0   0.375
16989565   GR5. 1YRHARD/2YRSOFT      398985.18    1031.25          360        357        5.75           0       0         0   0.375
16989566   GR1. NOPP                 378838.55     1527.5          360        357         7.5           0       0         0   0.375
16983874   GR1. NOPP                 266663.85        990          360        356       7.125           0       0         0   0.375
16983875   GR5. 1YRHARD/2YRSOFT      328521.88     956.67          360        358       6.125           0       0         0   0.375
16983876   GR1. NOPP                 279896.78    1015.36          360        358           7           0       0         0   0.375
16983877   GR1. NOPP                 483623.68       1950          360        357         7.5           0       0         0   0.375
16983878   GR1. NOPP                 287755.19    1041.25          360        357           7           0       0         0   0.375
16983879   GR5. 1YRHARD/2YRSOFT         316370    1210.21          360        357        7.25           0       0         0   0.375
16983880   GR5. 1YRHARD/2YRSOFT      787100.98    2529.08          360        358         6.5           0       0         0   0.375
16983881   GR5. 1YRHARD/2YRSOFT      128561.67     506.35          360        358       7.375           0       0         0   0.375
16983882   GR1. NOPP                  237183.5     811.25          360        358        6.75           0       0         0   0.375
16983883   GR1. NOPP                 274052.56     991.67          360        357           7           0       0         0   0.375
16983884   GR5. 1YRHARD/2YRSOFT       362715.5     1162.5          360        357         6.5           0       0         0   0.375
16983885   GR1. NOPP                 361805.72     1387.5          360        358        7.25           0       0         0   0.375
16983886   GR5. 1YRHARD/2YRSOFT      166430.59        621          360        358       7.125           0       0         0   0.375
16983887   GR1. NOPP                  289444.5       1080          360        358       7.125           0       0         0   0.375
16983888   GR1. NOPP                 327251.52    1251.83          360        357        7.25           0       0         0   0.375
16983889   GR1. NOPP                 209043.52     888.33          360        358        7.75           0       0         0   0.375
16989567   GR1. NOPP                 595745.16    2586.85          360        357       7.875           0       0         0   0.375
16989568   GR5. 1YRHARD/2YRSOFT       297428.1    1137.75          360        357        7.25           0       0         0   0.375
16989569   GR5. 1YRHARD/2YRSOFT      502515.24    2026.17          360        357         7.5           0       0         0   0.375
16989570   GR5. 1YRHARD/2YRSOFT       235765.8     853.13          360        357           7           0       0         0   0.375
16989571   GR5. 1YRHARD/2YRSOFT      564227.18    2216.67          360        357       7.375           0       0         0   0.375
16989572   GR5. 1YRHARD/2YRSOFT      213599.63        795          360        357       7.125           0       0         0   0.375
16989573   GR1. NOPP                 518282.57    1982.58          360        357        7.25           0       0         0   0.375
16989574   GR1. NOPP                 141056.58        525          360        357       7.125           0       0         0   0.375
16989575   GR5. 1YRHARD/2YRSOFT      128865.56     519.59          360        357         7.5           0       0         0   0.375
16989576   GR1. NOPP                 247445.08     869.81          360        357       6.875           0       0         0   0.375
16989577   GR5. 1YRHARD/2YRSOFT      326444.46    1113.75          360        357        6.75           0       0         0   0.375
16989579   GR1. NOPP                  386091.7    1397.08          360        357           7           0       0         0   0.375
16989580   GR5. 1YRHARD/2YRSOFT      543672.35     2023.5          360        357       7.125           0       0         0   0.375
16989581   GR1. NOPP                  425988.2    1233.17          360        357       6.125           0       0         0   0.375
16989582   GR1. NOPP                 382867.26    1345.83          360        357       6.875           0       0         0   0.375
16989583   GR1. NOPP                 443321.02    1695.83          360        357        7.25           0       0         0   0.375
16989584   GR1. NOPP                 494555.19    1942.95          360        357       7.375           0       0         0   0.375
16989585   GR5. 1YRHARD/2YRSOFT       201509.4        750          360        357       7.125           0       0         0   0.375
16989586   GR5. 1YRHARD/2YRSOFT      221660.85     893.75          360        357         7.5           0       0         0   0.375
16989587   GR5. 1YRHARD/2YRSOFT       144629.8        585          360        357         7.5           0       0         0   0.375
16989588   GR5. 1YRHARD/2YRSOFT      217427.38     809.63          360        357       7.125           0       0         0   0.375
16989589   GR5. 1YRHARD/2YRSOFT      238586.94     863.33          360        357           7           0       0         0   0.375
16989590   GR5. 1YRHARD/2YRSOFT      654906.54    2572.92          360        357       7.375           0       0         0   0.375
16989591   GR5. 1YRHARD/2YRSOFT      278082.96       1035          360        357       7.125           0       0         0   0.375
16989592   GR1. NOPP                 215227.98     778.81          360        357           7           0       0         0   0.375
16989594   GR5. 1YRHARD/2YRSOFT      314353.68       1040          360        357       6.625           0       0         0   0.375
16989595   GR5. 1YRHARD/2YRSOFT       296196.1    1075.52          360        357           7           0       0         0   0.375
16989596   GR1. NOPP                 503770.74    1510.42          360        357        6.25           0       0         0   0.375
16989597   GR1. NOPP                 486642.91    1509.38          360        357       6.375           0       0         0   0.375
16989598   GR5. 1YRHARD/2YRSOFT      523926.48    2220.83          360        357        7.75           0       0         0   0.375
16975748   GR1. NOPP                 546037.12    1637.14          360        357        6.25           0       0         0   0.375
16975749   GR1. NOPP                 403018.16    1416.67          360        357       6.875           0       0         0   0.375
16975750   GR1. NOPP                 755663.76    3281.25          360        357       7.875           0       0         0   0.375
16975751   GR1. NOPP                 354655.15    1136.67          360        357         6.5           0       0         0   0.375
16975752   GR1. NOPP                 161207.35        600          360        357       7.125           0       0         0   0.375
16975753   GR1. NOPP                 279701.96       1160          360        356       7.625           0       0         0   0.375
16975754   GR5. 1YRHARD/2YRSOFT      175746.22     678.33          360        357        7.25           0       0         0   0.375
16975755   GR5. 1YRHARD/2YRSOFT      245494.18     914.06          360        357       7.125           0       0         0   0.375
16975756   GR5. 1YRHARD/2YRSOFT      200922.18     790.08          360        357       7.375           0       0         0   0.375
16975757   GR5. 1YRHARD/2YRSOFT      286449.36     926.77          360        357         6.5           0       0         0   0.375
16975759   GR3. 1YRHARD              312340.06    1227.08          360        357       7.375           0       0         0   0.375
16975760   GR3. 1YRHARD              141862.95        572          360        357         7.5           0       0         0   0.375
16975762   GR1. NOPP                 204732.59        635          360        357       6.375           0       0         0   0.375
16975763   GR1. NOPP                 489137.35    1765.49          360        356           7           0       0         0   0.375
16975764   GR5. 1YRHARD/2YRSOFT       81107.41      285.1          360        357       6.875           0       0         0   0.375
16975765   GR3. 1YRHARD              297425.78     830.25          360        357           6           0       0         0   0.375
16975766   GR1. NOPP                 571339.29    1303.16          360        357       5.375           0       0         0   0.375
16975767   GR1. NOPP                 134355.54     388.94          360        357       6.125           0       0         0   0.375
16975769   GR5. 1YRHARD/2YRSOFT      270021.12     809.58          360        357        6.25           0       0         0   0.375
16975770   GR5. 1YRHARD/2YRSOFT      223513.76     578.13          360        357        5.75           0       0         0   0.375
16975771   GR3. 1YRHARD              158184.75      572.4          360        357           7           0       0         0   0.375
16975772   GR1. NOPP                 420145.78       1390          360        357       6.625           0       0         0   0.375
16975773   GR5. 1YRHARD/2YRSOFT       406646.9    1639.63          360        357         7.5           0       0         0   0.375
16975774   GR3. 1YRHARD              347374.17    1257.08          360        357           7           0       0         0   0.375
16975775   GR5. 1YRHARD/2YRSOFT      302264.56     1187.5          360        357       7.375           0       0         0   0.375
16975776   GR5. 1YRHARD/2YRSOFT      297372.17    1134.67          360        356        7.25           0       0         0   0.375
16975777   GR3. 1YRHARD              484849.73       2100          360        356       7.875           0       0         0   0.375
16975780   GR5. 1YRHARD/2YRSOFT      508277.78    1782.17          360        356       6.875           0       0         0   0.375
16975781   GR5. 1YRHARD/2YRSOFT      211585.52        875          360        357       7.625           0       0         0   0.375
16975782   GR3. 1YRHARD              967243.59       3400          360        357       6.875           0       0         0   0.375
16975783   GR1. NOPP                 436364.07       1845          360        356        7.75           0       0         0   0.375
16975784   GR5. 1YRHARD/2YRSOFT      545354.94    2362.06          360        356       7.875           0       0         0   0.375
16975786   GR5. 1YRHARD/2YRSOFT      266748.47    1047.97          360        357       7.375           0       0         0   0.375
16975787   GR5. 1YRHARD/2YRSOFT      283725.89       1144          360        357         7.5           0       0         0   0.375
16975788   GR1. NOPP                 604482.25     2312.5          360        357        7.25           0       0         0   0.375
16975789   GR5. 1YRHARD/2YRSOFT      265991.78      907.5          360        357        6.75           0       0         0   0.375
16975790   GR3. 1YRHARD               407049.3    1557.08          360        357        7.25           0       0         0   0.375
16975791   GR5. 1YRHARD/2YRSOFT      580547.72    2216.15          360        356        7.25           0       0         0   0.375
16975792   GR3. 1YRHARD              409318.19    1819.66          360        357           8           0       0         0   0.375
16975793   GR5. 1YRHARD/2YRSOFT      656567.34    2843.75          360        356       7.875           0       0         0   0.375
16975794   GR1. NOPP                 199622.19     805.19          360        357         7.5           0       0         0   0.375
16975795   GR1. NOPP                 644832.95       2800          360        357       7.875           0       0         0   0.375
16975796   GR5. 1YRHARD/2YRSOFT      365135.31    1396.75          360        357        7.25           0       0         0   0.375
16975797   GR5. 1YRHARD/2YRSOFT      495714.27    1998.75          360        357         7.5           0       0         0   0.375
16975798   GR5. 1YRHARD/2YRSOFT      499745.64       2170          360        357       7.875           0       0         0   0.375
16975799   GR3. 1YRHARD              228686.08     878.75          360        357        7.25           0       0         0   0.375
16975800   GR3. 1YRHARD              339392.68       1330          360        356       7.375           0       0         0   0.375
16975802   GR1. NOPP                 321604.84    1133.33          360        358       6.875           0       0         0   0.375
16975803   GR3. 1YRHARD              527956.67    2237.92          360        357        7.75           0       0         0   0.375
16975804   GR5. 1YRHARD/2YRSOFT      313994.85     1137.5          360        357           7           0       0         0   0.375
16975805   GR5. 1YRHARD/2YRSOFT      411077.86     1356.6          360        357       6.615           0       0         0   0.375
16975806   GR5. 1YRHARD/2YRSOFT      464647.54     2012.5          360        356       7.875           0       0         0   0.375
16975807   GR3. 1YRHARD              498736.54    1959.37          360        357       7.375           0       0         0   0.375
16975808   GR5. 1YRHARD/2YRSOFT      377226.74    1556.88          360        357       7.615           0       0         0   0.375
16975809   GR5. 1YRHARD/2YRSOFT      329347.86    1163.44          360        357       6.875           0       0         0   0.375
16975811   GR1. NOPP                 479561.02    1834.58          360        357        7.25           0       0         0   0.375
16975813   GR3. 1YRHARD              339544.36    1401.36          360        357       7.615           0       0         0   0.375
16975814   GR5. 1YRHARD/2YRSOFT      435261.98       1845          360        357        7.75           0       0         0   0.375
16975815   GR3. 1YRHARD              389717.55    1532.67          360        357       7.375           0       0         0   0.375
16975816   GR3. 1YRHARD              411079.17       1530          360        357       7.125           0       0         0   0.375
16975819   GR5. 1YRHARD/2YRSOFT      581154.45    2343.25          360        357         7.5           0       0         0   0.375
16975820   GR3. 1YRHARD              466382.23    1688.75          360        357           7           0       0         0   0.375
16975821   GR1. NOPP                 261962.21        975          360        357       7.125           0       0         0   0.375
16975822   GR1. NOPP                 362716.63     1312.5          360        357           7           0       0         0   0.375
16975823   GR3. 1YRHARD              420147.41    1607.19          360        357        7.25           0       0         0   0.375
16975824   GR1. NOPP                 491590.27       1830          360        357       7.125           0       0         0   0.375
16975825   GR3. 1YRHARD              274053.84    1161.67          360        357        7.75           0       0         0   0.375
16975826   GR5. 1YRHARD/2YRSOFT      432841.09    1566.25          360        357           7           0       0         0   0.375
16975827   GR5. 1YRHARD/2YRSOFT      246848.62     867.71          360        357       6.875           0       0         0   0.375
16975828   GR5. 1YRHARD/2YRSOFT      264984.85     986.25          360        357       7.125           0       0         0   0.375
16975829   GR5. 1YRHARD/2YRSOFT      160351.46     646.55          360        357         7.5           0       0         0   0.375
16975830   GR5. 1YRHARD/2YRSOFT      461368.72    1240.42          360        357       5.875           0       0         0   0.375
16975831   GR5. 1YRHARD/2YRSOFT      340529.43    1091.46          360        357         6.5           0       0         0   0.375
16975832   GR5. 1YRHARD/2YRSOFT      495715.04    2101.25          360        357        7.75           0       0         0   0.375
16975833   GR5. 1YRHARD/2YRSOFT      729981.76       2760          360        357       7.125           0       0         0   0.375
16975834   GR5. 1YRHARD/2YRSOFT      487654.64    2067.08          360        357        7.75           0       0         0   0.375
16975836   GR3. 1YRHARD              471533.82    1998.75          360        357        7.75           0       0         0   0.375
16975837   GR1. NOPP                  544074.1    1856.25          360        357        6.75           0       0         0   0.375
16975838   GR5. 1YRHARD/2YRSOFT      584361.97    1933.33          360        357       6.625           0       0         0   0.375
16975839   GR3. 1YRHARD              451280.99    1772.94          360        357       7.375           0       0         0   0.375
16975840   GR5. 1YRHARD/2YRSOFT      510221.78       1899          360        357       7.125           0       0         0   0.375
16975841   GR1. NOPP                 321362.97       1200          360        357       7.125           0       0         0   0.375
16975842   GR5. 1YRHARD/2YRSOFT      258351.63     962.81          360        357       7.125           0       0         0   0.375
16975843   GR5. 1YRHARD/2YRSOFT      290977.76     842.33          360        357       6.125           0       0         0   0.375
16975845   GR5. 1YRHARD/2YRSOFT      382868.44    1504.17          360        357       7.375           0       0         0   0.375
16975846   GR3. 1YRHARD              576309.32    1966.25          360        357        6.75           0       0         0   0.375
16975847   GR1. NOPP                 311936.06     1096.5          360        357       6.875           0       0         0   0.375
16975848   GR1. NOPP                 584567.06    1931.49          360        357       6.615           0       0         0   0.375
16975849   GR1. NOPP                 656567.34    2843.75          360        356       7.875           0       0         0   0.375
16975850   GR5. 1YRHARD/2YRSOFT       644429.5    2596.75          360        356         7.5           0       0         0   0.375
16975851   GR3. 1YRHARD              187953.22     722.27          360        357        7.25           0       0         0   0.375
16975852   GR5. 1YRHARD/2YRSOFT      380450.63       1534          360        357         7.5           0       0         0   0.375
16975853   GR3. 1YRHARD              394143.59       1630          360        357       7.625           0       0         0   0.375
16975854   GR5. 1YRHARD/2YRSOFT      544077.06       2250          360        357       7.625           0       0         0   0.375
16975855   GR5. 1YRHARD/2YRSOFT      419139.54       1560          360        357       7.125           0       0         0   0.375
16975856   GR3. 1YRHARD              304984.87     917.13          360        357        6.25           0       0         0   0.375
16975857   GR3. 1YRHARD              478095.85    1975.21          360        357       7.615           0       0         0   0.375
16975858   GR3. 1YRHARD              521213.46     2257.5          360        356       7.875           0       0         0   0.375
16975859   GR3. 1YRHARD              600497.07    2110.83          360        357       6.875           0       0         0   0.375
16975861   GR5. 1YRHARD/2YRSOFT      598899.35    2545.42          360        356        7.75           0       0         0   0.375
16975862   GR3. 1YRHARD              456561.74     1977.5          360        356       7.875           0       0         0   0.375
16975863   GR5. 1YRHARD/2YRSOFT      330474.32    1161.67          360        357       6.875           0       0         0   0.375
16975864   GR3. 1YRHARD              366747.68    1440.83          360        357       7.375           0       0         0   0.375
16975865   GR5. 1YRHARD/2YRSOFT       419141.5       1820          360        357       7.875           0       0         0   0.375
16975866   GR1. NOPP                 324041.24     1403.5          360        356       7.875           0       0         0   0.375
16975867   GR5. 1YRHARD/2YRSOFT      408995.61    1566.33          360        357        7.25           0       0         0   0.375
16975868   GR5. 1YRHARD/2YRSOFT      568257.38     2232.5          360        357       7.375           0       0         0   0.375
16975869   GR3. 1YRHARD              390927.31    1333.75          360        357        6.75           0       0         0   0.375
16975870   GR1. NOPP                 420129.36    1085.94          360        357        5.75           0       0         0   0.375
16975871   GR5. 1YRHARD/2YRSOFT      350530.76       1305          360        357       7.125           0       0         0   0.375
16975872   GR1. NOPP                 213600.13     817.08          360        357        7.25           0       0         0   0.375
16975873   GR1. NOPP                 281306.02     901.58          360        357         6.5           0       0         0   0.375
16975874   GR3. 1YRHARD              420147.09    1563.75          360        357       7.125           0       0         0   0.375
16975875   GR5. 1YRHARD/2YRSOFT      458277.46       1900          360        357       7.625           0       0         0   0.375
16975876   GR5. 1YRHARD/2YRSOFT      386897.74       1400          360        357           7           0       0         0   0.375
16975877   GR3. 1YRHARD              358935.45    1184.53          360        357       6.615           0       0         0   0.375
16975878   GR5. 1YRHARD/2YRSOFT      408662.96     1774.5          360        357       7.875           0       0         0   0.375
16975879   GR2. SOFTPP/OTHER         306290.49    1171.67          360        357        7.25           0       0         0   0.375
16975880   GR5. 1YRHARD/2YRSOFT      419963.99    1259.69          360        357        6.25           0       0         0   0.375
16975881   GR5. 1YRHARD/2YRSOFT      342566.23    1310.42          360        357        7.25           0       0         0   0.375
16975882   GR5. 1YRHARD/2YRSOFT      306163.71       1235          360        357         7.5           0       0         0   0.375
16975883   GR3. 1YRHARD              452994.18     1826.5          360        357         7.5           0       0         0   0.375
16975884   GR3. 1YRHARD              398179.78     1111.5          360        357           6           0       0         0   0.375
16975885   GR1. NOPP                 215614.05     668.75          360        357       6.375           0       0         0   0.375
16975886   GR1. NOPP                 526269.96    2242.55          360        356        7.75           0       0         0   0.375
16975887   GR1. NOPP                 486846.18    1807.43          360        356       7.125           0       0         0   0.375
16975889   GR5. 1YRHARD/2YRSOFT      275242.98    1133.33          360        355       7.625           0       0         0   0.375
16975890   GR5. 1YRHARD/2YRSOFT       301065.6    1281.25          360        356        7.75           0       0         0   0.375
16975891   GR5. 1YRHARD/2YRSOFT      233755.53     966.67          360        356       7.625           0       0         0   0.375
16975892   GR2. SOFTPP/OTHER         656550.05    2369.76          360        356           7           0       0         0   0.375
16975893   GR5. 1YRHARD/2YRSOFT      488891.68    2218.33          360        356       8.125           0       0         0   0.375
16975894   GR3. 1YRHARD              492926.73    1880.83          360        356        7.25           0       0         0   0.375
16975897   GR3. 1YRHARD              521212.64    2203.75          360        356        7.75           0       0         0   0.375
16975899   GR1. NOPP                 376737.46    1245.83          360        356       6.625           0       0         0   0.375
16975900   GR1. NOPP                 206815.66     725.16          360        356       6.875           0       0         0   0.375
16975901   GR5. 1YRHARD/2YRSOFT      330501.26    1124.75          360        356        6.75           0       0         0   0.375
16975902   GR1. NOPP                 725450.51       3225          360        356           8           0       0         0   0.375
16975903   GR3. 1YRHARD              294948.87    1186.25          360        356         7.5           0       0         0   0.375
16975904   GR5. 1YRHARD/2YRSOFT      362829.21     1571.5          360        356       7.875           0       0         0   0.375
16975905   GR1. NOPP                 440361.74    1180.75          360        356       5.875           0       0         0   0.375
16975906   GR5. 1YRHARD/2YRSOFT      249489.75     694.69          360        356           6           0       0         0   0.375
16975907   GR5. 1YRHARD/2YRSOFT      278788.16    1178.75          360        356        7.75           0       0         0   0.375
16975908   GR3. 1YRHARD               195959.5     808.33          360        356       7.625           0       0         0   0.375
16975909   GR5. 1YRHARD/2YRSOFT      579293.51    2449.32          360        356        7.75           0       0         0   0.375
16975910   GR5. 1YRHARD/2YRSOFT      534338.95    1928.65          360        356           7           0       0         0   0.375
16975912   GR5. 1YRHARD/2YRSOFT      444445.58       1925          360        356       7.875           0       0         0   0.375
16975913   GR4. 1YRHARD/1YRSOFT      244232.71      858.5          360        356       6.875           0       0         0   0.375
16975914   GR5. 1YRHARD/2YRSOFT      311107.05    1026.67          360        356       6.625           0       0         0   0.375
16975915   GR3. 1YRHARD               461223.8    1716.38          360        356       7.125           0       0         0   0.375
16975916   GR1. NOPP                 436257.61    1484.66          360        356        6.75           0       0         0   0.375
16975917   GR5. 1YRHARD/2YRSOFT      463471.61       1725          360        357       7.125           0       0         0   0.375
16975918   GR3. 1YRHARD              484845.19       1800          360        356       7.125           0       0         0   0.375
16975919   GR1. NOPP                 254346.73     815.39          360        357         6.5           0       0         0   0.375
16975920   GR3. 1YRHARD              167753.24     659.06          360        357       7.375           0       0         0   0.375
16975921   GR1. NOPP                  475613.3    1868.53          360        357       7.375           0       0         0   0.375
16975922   GR1. NOPP                  473512.6    1965.63          360        357       7.625           0       0         0   0.375
16975923   GR5. 1YRHARD/2YRSOFT      374796.99    1511.25          360        357         7.5           0       0         0   0.375
16970022   GR5. 1YRHARD/2YRSOFT      250504.52     1007.5          360        356         7.5           0       0         0   0.375
16970035   GR2. SOFTPP/OTHER         153535.28     633.33          360        356       7.625           0       0         0   0.375
16970066   GR1. NOPP                 447345.98     1017.5          360        357       5.375           0       0         0   0.375
16970067   GR1. NOPP                 273999.64     623.33          360        357       5.375           0       0         0   0.375
16686731   GR3. 1YRHARD              564486.86    2490.42          360        354           8           0       0         0   0.375
17076256   GR1. NOPP                    433080       1935          360        359           8           0       0         0   0.375
17076260   GR1. NOPP                    376940    1566.67          360        359       7.625           0       0         0   0.375
17077452   GR1. NOPP                    340850     1487.5          360        359       7.875           0       0         0   0.375
17077457   GR1. NOPP                    350875    1239.58          360        359       6.875           0       0         0   0.375
17077472   GR5. 1YRHARD/2YRSOFT         208520        845          360        359         7.5           0       0         0   0.375
17077490   GR5. 1YRHARD/2YRSOFT         177643     775.25          360        359       7.875           0       0         0   0.375
17053571   GR5. 1YRHARD/2YRSOFT         512478    2125.74          360        359       7.615           0       0         0   0.375
17053579   GR3. 1YRHARD                 228971     951.67          360        359       7.625           0       0         0   0.375
17053589   GR1. NOPP                 605395.12    2003.33          360        356       6.625           0       0         0   0.375
17053592   GR3. 1YRHARD              548106.84       2210          360        357         7.5           0       0         0   0.375
17053600   GR3. 1YRHARD              242053.62     628.78          360        358        5.75           0       0         0   0.375
17053607   GR3. 1YRHARD              196764.95     592.08          360        358        6.25           0       0         0   0.375
17053608   GR1. NOPP                 397986.81     1732.5          360        358       7.875           0       0         0   0.375
17059720   GR1. NOPP                 518588.87     2257.5          360        358       7.875           0       0         0   0.375
17059731   GR1. NOPP                   1263150     4987.5          360        359       7.375           0       0         0   0.375
17059741   GR5. 1YRHARD/2YRSOFT         657640    2733.33          360        359       7.625           0       0         0   0.375
17059742   GR5. 1YRHARD/2YRSOFT         169222        633          360        359       7.125           0       0         0   0.375
17021510   GR3. 1YRHARD                 523820    1462.22          360        357           6           0       0         0   0.375
17046124   GR1. NOPP                 114974.03     524.33          360        358       8.125           0       0         0   0.375
17046125   GR1. NOPP                    679695     2542.5          360        359       7.125           0       0         0   0.375
17046126   GR5. 1YRHARD/2YRSOFT      154579.56     624.85          360        358         7.5           0       0         0   0.375
17046127   GR5. 1YRHARD/2YRSOFT      229143.74     926.25          360        358         7.5           0       0         0   0.375
17046128   GR5. 1YRHARD/2YRSOFT      476779.29    1729.58          360        358           7           0       0         0   0.375
17046129   GR5. 1YRHARD/2YRSOFT      188942.99     724.58          360        358        7.25           0       0         0   0.375
17046130   GR5. 1YRHARD/2YRSOFT      173820.43     666.62          360        358        7.25           0       0         0   0.375
17046131   GR1. NOPP                    240600        925          360        359        7.25           0       0         0   0.375
17046132   GR5. 1YRHARD/2YRSOFT      265324.26       1045          360        358       7.375           0       0         0   0.375
17046133   GR5. 1YRHARD/2YRSOFT          78596     334.83          360        359        7.75           0       0         0   0.375
17046134   GR5. 1YRHARD/2YRSOFT         585460    2494.17          360        359        7.75           0       0         0   0.375
17046135   GR5. 1YRHARD/2YRSOFT      229947.22        715          360        358       6.375           0       0         0   0.375
17046136   GR5. 1YRHARD/2YRSOFT      365825.88    1440.83          360        358       7.375           0       0         0   0.375
17046137   GR1. NOPP                 341705.23    1239.58          360        358           7           0       0         0   0.375
17046138   GR5. 1YRHARD/2YRSOFT      402006.25       1500          360        358       7.125           0       0         0   0.375
17046139   GR1. NOPP                  92461.48     364.17          360        358       7.375           0       0         0   0.375
17046140   GR5. 1YRHARD/2YRSOFT      276323.76     945.31          360        358        6.75           0       0         0   0.375
17046141   GR1. NOPP                 639250.45    1933.33          360        358        6.25           0       0         0   0.375
17046142   GR5. 1YRHARD/2YRSOFT      345725.38       1290          360        358       7.125           0       0         0   0.375
17046143   GR1. NOPP                    321602    1102.75          360        358        6.75           0       0         0   0.375
17046144   GR5. 1YRHARD/2YRSOFT       309544.9    1187.08          360        358        7.25           0       0         0   0.375
17046146   GR1. NOPP                    218946     841.75          360        359        7.25           0       0         0   0.375
17046147   GR1. NOPP                 446226.94       1665          360        358       7.125           0       0         0   0.375
17046149   GR5. 1YRHARD/2YRSOFT      403614.79    1715.17          360        358        7.75           0       0         0   0.375
17046150   GR5. 1YRHARD/2YRSOFT      450210.51    1726.67          360        358        7.25           0       0         0   0.375
17046151   GR5. 1YRHARD/2YRSOFT         406026    1388.75          360        358        6.75           0       0         0   0.375
17046152   GR5. 1YRHARD/2YRSOFT         272680    1161.67          360        359        7.75           0       0         0   0.375
17046153   GR1. NOPP                 128642.06     506.67          360        358       7.375           0       0         0   0.375
17046154   GR1. NOPP                 244369.66        988          360        358         7.5           0       0         0   0.375
17046155   GR5. 1YRHARD/2YRSOFT         316790    1316.67          360        359       7.625           0       0         0   0.375
17046156   GR1. NOPP                 233083.64    1038.81          360        358           8           0       0         0   0.375
17046157   GR5. 1YRHARD/2YRSOFT      221103.56     870.83          360        358       7.375           0       0         0   0.375
17046158   GR5. 1YRHARD/2YRSOFT      207233.84        688          360        358       6.625           0       0         0   0.375
17046159   GR5. 1YRHARD/2YRSOFT      281404.38       1050          360        358       7.125           0       0         0   0.375
17046160   GR5. 1YRHARD/2YRSOFT      771047.58    2717.17          360        358       6.875           0       0         0   0.375
17046161   GR1. NOPP                 350750.27    1236.04          360        358       6.875           0       0         0   0.375
17046162   GR1. NOPP                 188514.76     683.86          360        358           7           0       0         0   0.375
17046163   GR5. 1YRHARD/2YRSOFT         188470     665.83          360        359       6.875           0       0         0   0.375
17046164   GR1. NOPP                 475920.01     1586.4          360        359       6.625           0       0         0   0.375
17046165   GR1. NOPP                    288720       1080          360        359       7.125           0       0         0   0.375
17046166   GR5. 1YRHARD/2YRSOFT         512077    1809.08          360        359       6.875           0       0         0   0.375
17046167   GR5. 1YRHARD/2YRSOFT         296740       1110          360        359       7.125           0       0         0   0.375
17046168   GR5. 1YRHARD/2YRSOFT      155174.17      482.5          360        358       6.375           0       0         0   0.375
17046169   GR5. 1YRHARD/2YRSOFT      553562.74    2122.88          360        358        7.25           0       0         0   0.375
17046170   GR1. NOPP                 440598.74    1598.33          360        358           7           0       0         0   0.375
17046171   GR1. NOPP                 303113.18     1319.5          360        358       7.875           0       0         0   0.375
17046172   GR5. 1YRHARD/2YRSOFT      437182.02    1721.88          360        358       7.375           0       0         0   0.375
17046173   GR1. NOPP                 242811.96      981.5          360        358         7.5           0       0         0   0.375
17046174   GR5. 1YRHARD/2YRSOFT      398331.34    1407.24          360        359       6.875           0       0         0   0.375
17046175   GR5. 1YRHARD/2YRSOFT      217083.49        855          360        358       7.375           0       0         0   0.375
17046176   GR5. 1YRHARD/2YRSOFT      265324.61     1182.5          360        358           8           0       0         0   0.375
17046177   GR5. 1YRHARD/2YRSOFT      201003.13        750          360        358       7.125           0       0         0   0.375
17046178   GR1. NOPP                 227284.53     942.29          360        358       7.625           0       0         0   0.375
17046179   GR5. 1YRHARD/2YRSOFT         150776     595.33          360        359       7.375           0       0         0   0.375
17046180   GR1. NOPP                 293464.56       1095          360        358       7.125           0       0         0   0.375
17046181   GR5. 1YRHARD/2YRSOFT      136682.26     566.67          360        358       7.625           0       0         0   0.375
17046182   GR1. NOPP                 287836.48       1074          360        358       7.125           0       0         0   0.375
17046183   GR1. NOPP                   89680.3     316.63          360        358       6.875           0       0         0   0.375
17046184   GR5. 1YRHARD/2YRSOFT      184923.21     824.17          360        358           8           0       0         0   0.375
17046185   GR1. NOPP                 122210.12     544.67          360        358           8           0       0         0   0.375
17046186   GR5. 1YRHARD/2YRSOFT       192439.9     859.82          360        359           8           0       0         0   0.375
17046187   GR1. NOPP                    509270    2169.58          360        359        7.75           0       0         0   0.375
17046188   GR1. NOPP                 160722.06     583.04          360        358           7           0       0         0   0.375
17046189   GR5. 1YRHARD/2YRSOFT      494467.56    1793.75          360        358           7           0       0         0   0.375
17046190   GR1. NOPP                 530648.66       2145          360        358         7.5           0       0         0   0.375
17046191   GR5. 1YRHARD/2YRSOFT         332830    1383.33          360        359       7.625           0       0         0   0.375
17046192   GR5. 1YRHARD/2YRSOFT      172058.81      695.5          360        358         7.5           0       0         0   0.375
17046193   GR5. 1YRHARD/2YRSOFT      233959.66     897.22          360        358        7.25           0       0         0   0.375
17046194   GR5. 1YRHARD/2YRSOFT      522609.07    2329.17          360        358           8           0       0         0   0.375
17046195   GR5. 1YRHARD/2YRSOFT         148370        555          360        359       7.125           0       0         0   0.375
17046196   GR1. NOPP                 284655.08    1035.42          360        358           7           0       0         0   0.375
17046197   GR5. 1YRHARD/2YRSOFT      241203.94        975          360        358         7.5           0       0         0   0.375
17046198   GR5. 1YRHARD/2YRSOFT      289444.35       1020          360        358       6.875           0       0         0   0.375
17046199   GR1. NOPP                    241204       1000          360        358       7.625           0       0         0   0.375
17046200   GR5. 1YRHARD/2YRSOFT         308770     930.42          360        359        6.25           0       0         0   0.375
17046201   GR1. NOPP                 313564.88       1170          360        358       7.125           0       0         0   0.375
17046202   GR5. 1YRHARD/2YRSOFT         256640    1066.67          360        359       7.625           0       0         0   0.375
17046203   GR5. 1YRHARD/2YRSOFT      281403.85    1108.33          360        358       7.375           0       0         0   0.375
17046204   GR5. 1YRHARD/2YRSOFT         745860       2945          360        359       7.375           0       0         0   0.375
17046205   GR1. NOPP                 241203.69        875          360        358           7           0       0         0   0.375
17046206   GR5. 1YRHARD/2YRSOFT      163214.54        609          360        358       7.125           0       0         0   0.375
17046207   GR5. 1YRHARD/2YRSOFT      481876.69    1752.46          360        359           7           0       0         0   0.375
17046208   GR5. 1YRHARD/2YRSOFT      578890.05       2580          360        358           8           0       0         0   0.375
17046209   GR5. 1YRHARD/2YRSOFT         294334    1070.42          360        359           7           0       0         0   0.375
17046210   GR1. NOPP                    350474    1347.42          360        359        7.25           0       0         0   0.375
17046211   GR1. NOPP                 247758.33      873.1          360        358       6.875           0       0         0   0.375
17046212   GR5. 1YRHARD/2YRSOFT         352880    1466.67          360        359       7.625           0       0         0   0.375
17046213   GR5. 1YRHARD/2YRSOFT      184923.21     824.17          360        358           8           0       0         0   0.375
17046214   GR1. NOPP                 574869.23    2264.17          360        358       7.375           0       0         0   0.375
17046215   GR5. 1YRHARD/2YRSOFT      497684.12    2011.75          360        358         7.5           0       0         0   0.375
17046117   GR5. 1YRHARD/2YRSOFT       216459.8     764.72          360        359       6.875           0       0         0   0.375
17046118   GR1. NOPP                 508136.03    1948.67          360        358        7.25           0       0         0   0.375
17046119   GR5. 1YRHARD/2YRSOFT       216459.8     764.72          360        359       6.875           0       0         0   0.375
17046121   GR1. NOPP                 361805.91     1462.5          360        358         7.5           0       0         0   0.375
17046122   GR1. NOPP                 477382.18    1682.29          360        358       6.875           0       0         0   0.375
17046123   GR1. NOPP                  795973.2       3300          360        358       7.625           0       0         0   0.375
17013104   GR5. 1YRHARD/2YRSOFT      390928.84    1535.83          360        357       7.375           0       0         0   0.375
17013113   GR5. 1YRHARD/2YRSOFT      309544.73    1122.92          360        358           7           0       0         0   0.375
17020137   GR1. NOPP                 293464.18     942.92          360        358         6.5           0       0         0   0.375
17020142   GR5. 1YRHARD/2YRSOFT      223435.19     880.02          360        358       7.375           0       0         0   0.375
17020223   GR1. NOPP                 222359.83     875.78          360        358       7.375           0       0         0   0.375
17020239   GR1. NOPP                 148742.39     585.83          360        358       7.375           0       0         0   0.375
17020284   GR5. 1YRHARD/2YRSOFT      196461.67     590.57          360        358        6.25           0       0         0   0.375
17021406   GR1. NOPP                 509822.66    1640.42          360        358         6.5           0       0         0   0.375
17021409   GR1. NOPP                 530648.25       1980          360        358       7.125           0       0         0   0.375
17021442   GR5. 1YRHARD/2YRSOFT       562808.6    2041.67          360        358           7           0       0         0   0.375
17021455   GR3. 1YRHARD              313564.96     1202.5          360        358        7.25           0       0         0   0.375
17021488   GR3. 1YRHARD              440401.05       1635          360        356       7.125           0       0         0   0.375
17021494   GR3. 1YRHARD              226257.92        630          360        356           6           0       0         0   0.375
17021496   GR5. 1YRHARD/2YRSOFT      350627.17    1413.75          360        357         7.5           0       0         0   0.375
16975812   GR3. 1YRHARD              310324.22    1122.92          360        357           7           0       0         0   0.375
16975817   GR5. 1YRHARD/2YRSOFT       406040.8    1427.29          360        357       6.875           0       0         0   0.375
16975818   GR5. 1YRHARD/2YRSOFT      461054.07       1859          360        357         7.5           0       0         0   0.375
16975844   GR1. NOPP                 413091.04    1110.42          360        357       5.875           0       0         0   0.375
16975860   GR3. 1YRHARD              412156.99    1619.55          360        357       7.375           0       0         0   0.375
16975888   GR5. 1YRHARD/2YRSOFT      315140.24       1365          360        356       7.875           0       0         0   0.375
16989547   GR1. NOPP                 313548.62       1167          360        357       7.125           0       0         0   0.375
16989550   GR1. NOPP                 366495.51    1401.95          360        357        7.25           0       0         0   0.375
16989578   GR5. 1YRHARD/2YRSOFT      215210.86     645.25          360        357        6.25           0       0         0   0.375
16989652   GR5. 1YRHARD/2YRSOFT      193447.81        560          360        357       6.125           0       0         0   0.375
16989701   GR5. 1YRHARD/2YRSOFT      340593.33    1097.92          360        357         6.5           0       0         0   0.375
16989719   GR1. NOPP                 225745.25     754.67          360        357       6.625           0       0         0   0.375
16989736   GR1. NOPP                 299846.44       1178          360        357       7.375           0       0         0   0.375
16989775   GR1. NOPP                 338599.71    1122.09          360        357       6.625           0       0         0   0.375
16989819   GR1. NOPP                 214158.75      598.5          360        357           6           0       0         0   0.375
16989855   GR1. NOPP                 194960.64     765.94          360        357       7.375           0       0         0   0.375
16827627   GR3. 1YRHARD              210100.24     823.33          360        356       7.375           0       0         0   0.375
16836862   GR5. 1YRHARD/2YRSOFT       488890.9    2167.92          360        356           8           0       0         0   0.375
16769188   GR1. NOPP                 526576.64     1787.5          360        355        6.75           0       0         0   0.375
16769273   GR1. NOPP                 222786.56     902.92          360        355        7.55           0       0         0   0.375
16769354   GR5. 1YRHARD/2YRSOFT      286048.93     1268.5          360        355           8           0       0         0   0.375
17052631   GR5. 1YRHARD/2YRSOFT         169644     561.26          360        358       6.615           0       0         0   0.375
16969922   GR1. NOPP                 162859.29     716.67          360        353           8           0       0         0   0.375
16970011   GR5. 1YRHARD/2YRSOFT       498979.2     1867.5          360        356       7.125           0       0         0   0.375
16970013   GR5. 1YRHARD/2YRSOFT      233482.27     891.08          360        356        7.25           0       0         0   0.375
16970017   GR1. NOPP                 318385.83    1316.67          360        357       7.625           0       0         0   0.375
16600230   GR1. NOPP                 285002.24       1225          360        353       7.875           0       0         0   0.375
16965732   GR1. NOPP                 282825.04      962.5          360        356        6.75           0       0         0   0.375
16825796   GR5. 1YRHARD/2YRSOFT      149459.33     662.92          360        356           8           0       0         0   0.375
16847030   GR5. 1YRHARD/2YRSOFT      270700.17     921.25          360        356        6.75           0       0         0   0.375
16825810   GR5. 1YRHARD/2YRSOFT      597981.34       2590          360        356       7.875           0       0         0   0.375
17021518   GR3. 1YRHARD              178083.94     662.81          360        357       7.125           0       0         0   0.375
17021526   GR5. 1YRHARD/2YRSOFT      255268.82     820.21          360        358         6.5           0       0         0   0.375
17021527   GR5. 1YRHARD/2YRSOFT      212794.24        836          360        357       7.375           0       0         0   0.375
17021516   GR1. NOPP                 248238.61     823.33          360        358       6.625           0       0         0   0.375
17021529   GR5. 1YRHARD/2YRSOFT      478387.31    1735.42          360        358           7           0       0         0   0.375
17021525   GR5. 1YRHARD/2YRSOFT      438186.58    1544.17          360        358       6.875           0       0         0   0.375
17021523   GR1. NOPP                  438186.7    1589.58          360        358           7           0       0         0   0.375
17021519   GR1. NOPP                 429744.57    1558.96          360        358           7           0       0         0   0.375
17021530   GR5. 1YRHARD/2YRSOFT      534417.21    2049.45          360        358        7.25           0       0         0   0.375
17021531   GR5. 1YRHARD/2YRSOFT      358036.36    1150.39          360        358         6.5           0       0         0   0.375
16714423   GR5. 1YRHARD/2YRSOFT      574532.59    2186.66          360        355        7.25           0       0         0   0.375
16642718   GR5. 1YRHARD/2YRSOFT      300204.72     983.33          360        353       6.625           0       0         0   0.375
16769367   GR1. NOPP                 759325.75    3046.88          360        355         7.5           0       0         0   0.375
16730143   GR5. 1YRHARD/2YRSOFT      613617.57       2000          360        351       6.625           0       0         0   0.375
16730514   GR1. NOPP                 154935.73     541.88          360        355       6.875           0       0         0   0.375
16730515   GR1. NOPP                 503434.05    2076.67          360        355       7.625           0       0         0   0.375
16730536   GR2. SOFTPP/OTHER         380754.15    1214.17          360        355         6.5           0       0         0   0.375
16845198   GR5. 1YRHARD/2YRSOFT      290173.76       1110          360        357        7.25           0       0         0   0.375
16845232   GR1. NOPP                 265379.39        990          360        356       7.125           0       0         0   0.375
16845184   GR5. 1YRHARD/2YRSOFT      290173.98       1140          360        357       7.375           0       0         0   0.375
16845217   GR1. NOPP                 219645.74     885.63          360        357         7.5           0       0         0   0.375
16836970   GR5. 1YRHARD/2YRSOFT      286086.32    1153.75          360        356         7.5           0       0         0   0.375
16836897   GR1. NOPP                 505045.51    1770.83          360        356       6.875           0       0         0   0.375
16836769   GR1. NOPP                 372118.09    1343.13          360        356           7           0       0         0   0.375
16836824   GR1. NOPP                 404037.03    1458.33          360        356           7           0       0         0   0.375
17219690   GR1. NOPP                    168000     559.86          360        360       0.875           0       0         0   0.375
17216559   GR1. NOPP                 980563.34    3547.43          360        358       1.375           0       0         0   0.375
17216561   GR1. NOPP                 965120.79    3469.87          360        357         8.5           0       0         0   0.375
17216562   GR1. NOPP                    425000    1518.28          360        360       1.375           0       0         0   0.375
17216563   GR1. NOPP                  997885.9    3572.43          360        359       1.375           0       0         0   0.375
17216564   GR1. NOPP                1047497.79    3377.21          360        359           8           0       0         0   0.375
17216565   GR1. NOPP                    867000     3097.3          360        360       1.375           0       0         0   0.375
17216566   GR1. NOPP                    945000    3261.39          360        360       1.125           0       0         0   0.375
17216567   GR1. NOPP                    920000    3175.11          360        360       1.125           0       0         0   0.375
17216568   GR1. NOPP                 721932.33    2590.01          360        358       1.375           0       0         0   0.375
17216569   GR1. NOPP                 319641.77    1146.75          360        358       1.375           0       0         0   0.375
17216570   GR1. NOPP                 583264.31    2088.09          360        359       1.375           0       0         0   0.375
17216571   GR1. NOPP                 583763.26    2089.87          360        359       1.375           0       0         0   0.375
17216572   GR1. NOPP                    299250    1261.65          360        360       2.625           0       0         0   0.375
17216573   GR1. NOPP                    183000      588.6          360        360       7.139           0       0         0   0.375
17216574   GR1. NOPP                 778543.06    3081.94          360        359         8.5           0       0         0   0.375
17216575   GR1. NOPP                    206500     664.19          360        360       0.625           0       0         0   0.375
17216576   GR1. NOPP                 414248.84    1383.66          360        359       7.875           0       0         0   0.375
17216577   GR1. NOPP                    532000    1474.56          480        480       1.125           0       0         0   0.375
17216578   GR1. NOPP                    127200     409.13          360        360         7.5           0       0         0   0.375
17216579   GR1. NOPP                    228800     735.91          360        360       0.625           0       0         0   0.375
17216580   GR1. NOPP                    519200    1375.08          480        480       7.875           0       0         0   0.375
17216581   GR1. NOPP                    293000    1255.14          360        360        2.39           0    0.36         0   0.375
17219680   GR1. NOPP                    505000    1804.08          360        360       1.375           0       0         0   0.375
17219682   GR1. NOPP                    169000     543.57          360        360         7.5           0       0         0   0.375
17219684   GR1. NOPP                    119196     383.38          360        360           8           0       0         0   0.375
17219685   GR1. NOPP                    252000     931.44          360        360       1.625           0       0         0   0.375
17219686   GR1. NOPP                    468000    1505.27          360        360       0.625           0       0         0   0.375
17219689   GR1. NOPP                    636000    2045.63          360        360       0.625           0       0         0   0.375
17219674   GR1. NOPP                    393000    1403.97          360        360       1.375           0       0         0   0.375
17219675   GR1. NOPP                    100000     321.64          360        360       0.625           0       0         0   0.375
17219676   GR1. NOPP                    348800    1203.78          360        360       1.125           0       0         0   0.375
17219677   GR1. NOPP                 175255.29     628.75          360        358       1.375           0       0         0   0.375
17219678   GR1. NOPP                 350027.42    1261.07          360        358       1.375           0       0         0   0.375
17219679   GR1. NOPP                 499940.84    1789.79          360        359       1.375           0       0         0   0.375
17169772   GR2. 1YR/Other            347763.83    1731.27          360        359       8.345           0    0.78         0   0.375
17169827   GR2. 1YR/Other            256751.21    1062.12          360        359       7.445           0    0.68         0   0.375
17169877   GR3. 3YR HARD             609648.75    2218.29          480        479       7.945           0    0.68         0   0.375
17169899   GR2. 1YR/Other            289341.75    1404.27          360        359       7.975           0     0.9         0   0.375
17169924   GR2. 1YR/Other            170730.88     767.87          360        359       7.785           0    0.84         0   0.375
17169998   GR2. 1YR/Other            189551.65     916.23          360        359       7.665           0    0.96         0   0.375
17172807   GR2. 1YR/Other            144567.14     668.68          360        354       8.625           0    0.95         0   0.375
17172876   GR2. 1YR/Other            320781.05    1574.21          360        358       8.945           0    1.18         0   0.375
17173085   GR3. 3YR HARD             178348.36     865.58          360        359        7.79           0    0.96         0   0.375
17169529   GR3. 3YR HARD             415858.73    1899.45          360        359       8.515           0    0.36         0   0.375
17169560   GR3. 3YR HARD             233382.13    1049.64          360        359       7.665           0    0.21         0   0.375
17169573   GR3. 3YR HARD             325133.63    1068.48          480        478       8.595           0    0.78         0   0.375
17169734   GR2. 1YR/Other            238298.22     996.78          480        479       8.035           0    1.09         0   0.375
17169738   GR2. 1YR/Other            310622.62    1492.88          480        479        8.41           0    1.09         0   0.375
17169354   GR2. 1YR/Other            637792.73    2940.84          480        470       7.595           0    1.28         0   0.375
17169376   GR3. 3YR HARD             323571.88    1427.97          360        358       8.915           0    0.21         0   0.375
17169426   GR2. 1YR/Other            350593.17    1523.22          360        358       8.035           0    0.84         0   0.375
17169438   GR2. 1YR/Other               193608     842.12          360        358        8.68           0    0.82         0   0.375
17181548   GR1. NOPP                    225000    1010.35          360        360       7.875           0   1.125         0   0.375
17169578   GR2. 1YR/Other               400000    1852.46          360        360       2.565           0    0.81         0   0.375
17169860   GR3. 3YR HARD             124004.54     557.71          360        359       8.375           0    0.75         0   0.375
17169872   GR1. NOPP                    400000    1659.57          360        360        7.82           0    0.68         0   0.375
17169882   GR1. NOPP                    274410    1022.29          480        480       2.055           0    0.82         0   0.375
17169896   GR1. NOPP                    270000    1120.21          360        360        1.85           0    0.65         0   0.375
17169912   GR1. NOPP                    162000     869.65          360        360       3.445           0    1.18         0   0.375
17169938   GR3. 3YR HARD                222500     982.47          480        480        8.13           0    0.87         0   0.375
17169941   GR3. 3YR HARD                 56000     259.34          360        360       8.065           0    0.56         0   0.375
17170005   GR2. 1YR/Other               295200    1224.76          360        360        1.82           0    0.68         0   0.375
17170016   GR2. 1YR/Other               249087     1207.2          360        360       7.725           0     0.9         0   0.375
17170075   GR3. 3YR HARD                275000    1312.89          360        360       7.335           0    0.79         0   0.375
17170077   GR3. 3YR HARD                139650     616.64          480        480       8.255           0    0.87         0   0.375
17170090   GR3. 3YR HARD                380000     1529.6          480        480       2.535           0    0.84         0   0.375
17170096   GR3. 3YR HARD                454500    1627.04          480        480       8.085           0    0.54         0   0.375
17172842   GR2. 1YR/Other            608753.33    2727.95          360        358       8.535           0    0.84         0   0.375
17173107   GR2. 1YR/Other               175500     788.07          360        360        7.91           0    0.84         0   0.375
17173132   GR3. 3YR HARD                387000    2018.78          360        360       8.565           0    0.81         0   0.375
17173206   GR3. 3YR HARD                300000    1347.13          360        360       2.395           0    0.73         0   0.375
17181456   GR1. NOPP                    310500    1504.84          360        360       7.895           0    1.23         0   0.375
17169913   GR2. 1YR/Other            156688.86     432.39          480        479        8.25           0       0         0   0.375
17169929   GR3. 3YR HARD              210865.7     556.17          480        479        7.75           0       0         0   0.375
17169973   GR3. 3YR HARD             518900.66    1857.67          360        359       1.375           0       0         0   0.375
17169989   GR3. 3YR HARD             607213.46    1945.92          360        359           8           0       0         0   0.375
17169889   GR1. NOPP                 518900.66    1857.67          360        359       1.375           0       0         0   0.375
17169866   GR3. 3YR HARD             219534.89     785.94          360        359       1.375           0       0         0   0.375
17169868   GR2. 1YR/Other            138211.56     419.11          480        479       1.625           0       0         0   0.375
17169839   GR3. 3YR HARD             219475.72     707.61          360        359           8           0       0         0   0.375
17169740   GR3. 3YR HARD             106006.62     419.64          360        359        8.25           0       0         0   0.375
17169758   GR3. 3YR HARD              750344.7     2595.3          360        359        8.25           0       0         0   0.375
17169801   GR2. 1YR/Other             978816.2    2582.24          480        479         7.5           0       0         0   0.375
17169809   GR3. 3YR HARD             223526.44     800.23          360        359       1.375           0       0         0   0.375
17169810   GR2. 1YR/Other            626503.43     2019.9          360        359           8           0       0         0   0.375
17169817   GR2. 1YR/Other           1099553.16    3525.17          360        359       7.375           0       0         0   0.375
17169704   GR2. 1YR/Other            242456.14      804.8          360        359       8.375           0       0         0   0.375
17169671   GR1. NOPP                 386722.56    1435.23          360        358       1.625           0       0         0   0.375
17169686   GR2. 1YR/Other               640000     1773.9          480        478       7.375           0       0         0   0.375
17169666   GR2. 1YR/Other            411021.49    1235.53          480        478        7.75           0       0         0   0.375
17169645   GR2. 1YR/Other            523043.66    1732.91          360        358       7.125           0       0         0   0.375
17169601   GR3. 3YR HARD             526928.41    1951.59          360        359       1.625           0       0         0   0.375
17169613   GR2. 1YR/Other            543172.18    1507.82          480        479       7.875           0       0         0   0.375
17169620   GR2. 1YR/Other            401235.43    1264.57          480        479        7.25           0       0         0   0.375
17169639   GR2. 1YR/Other            491205.47    1574.97          360        359        7.25           0       0         0   0.375
17169562   GR2. 1YR/Other               327278       1132          360        359           8           0       0         0   0.375
17169555   GR3. 3YR HARD             195602.22     724.45          360        359           8           0       0         0   0.375
17169559   GR3. 3YR HARD             259427.69     897.31          360        359       7.625           0       0         0   0.375
17169520   GR2. 1YR/Other               205796     711.81          360        359       7.875           0       0         0   0.375
17169523   GR3. 3YR HARD             214027.85     740.28          360        359        8.25           0       0         0   0.375
17169530   GR3. 3YR HARD             330770.31    1144.07          360        359        8.25           0       0         0   0.375
17169547   GR3. 3YR HARD             253463.02      907.4          360        359       1.375           0       0         0   0.375
17169549   GR2. 1YR/Other            299517.96     794.54          480        479       8.125           0       0         0   0.375
17169502   GR3. 3YR HARD             349229.58    1207.92          360        359        8.25           0       0         0   0.375
17169489   GR3. 3YR HARD             292066.68    1010.21          360        359        8.25           0       0         0   0.375
17169585   GR3. 3YR HARD             288437.18     1104.7          360        359       1.875           0       0         0   0.375
17169596   GR3. 3YR HARD             299285.08     964.92          360        359        7.25           0       0         0   0.375
17169463   GR3. 3YR HARD             288107.18     873.65          480        479       1.625           0       0         0   0.375
17169465   GR2. 1YR/Other               294526     781.29          480        479        7.75           0       0         0   0.375
17169467   GR1. NOPP                  595737.9    2132.74          360        359       1.375           0       0         0   0.375
17169468   GR3. 3YR HARD             619155.81    1877.52          480        479       8.125           0       0         0   0.375
17169470   GR2. 1YR/Other            102321.39     295.63          480        478       8.625           0       0         0   0.375
17169475   GR3. 3YR HARD             274344.66     884.51          360        359       7.625           0       0         0   0.375
17169403   GR3. 3YR HARD             328464.24    1131.99          360        358        8.25           0       0         0   0.375
17169406   GR3. 3YR HARD             228184.51     900.88          360        358        8.25           0       0         0   0.375
17169412   GR3. 3YR HARD             361406.96    1242.43          360        357         7.5           0       0         0   0.375
17169415   GR3. 3YR HARD             181857.24      582.3          360        357        7.75           0       0         0   0.375
17169422   GR3. 3YR HARD             216249.53     694.74          360        358       7.875           0       0         0   0.375
17169428   GR2. 1YR/Other            298571.22    1029.84          360        358       7.875           0       0         0   0.375
17169435   GR1. NOPP                  518651.2    1856.77          360        359       1.375           0       0         0   0.375
17169441   GR1. NOPP                 444294.23    1347.27          480        479        8.25           0       0         0   0.375
17169448   GR2. 1YR/Other            561131.59    1809.14          360        359       7.875           0       0         0   0.375
17169387   GR1. NOPP                 418362.61    1605.43          360        358       1.875           0       0         0   0.375
17169391   GR3. 3YR HARD             561285.78    1935.78          360        358        7.25           0       0         0   0.375
17169369   GR3. 3YR HARD             209579.07     745.21          360        357       8.125           0       0         0   0.375
17169374   GR3. 3YR HARD            1945707.66    6729.84          360        359        8.25           0       0         0   0.375
17169572   GR2. 1YR/Other            554824.56    1986.27          360        359         7.5           0       0         0   0.375
17169499   GR2. 1YR/Other            342972.72    1145.09          360        358       8.375           0       0         0   0.375
17172981   GR1. NOPP                 599030.91    2144.53          360        359       1.375           0       0         0   0.375
17172983   GR2. 1YR/Other               308000    1062.97          360        360        7.75           0       0         0   0.375
17172985   GR2. 1YR/Other               406500     1076.6          480        480       0.875           0       0         0   0.375
17172986   GR2. 1YR/Other              1000000    3437.28          480        480       8.375           0       0         0   0.375
17172987   GR2. 1YR/Other               129493     431.54          360        360         8.5           0       0         0   0.375
17172989   GR2. 1YR/Other            242702.92     783.19          360        359       7.625           0       0         0   0.375
17170010   GR3. 3YR HARD                222000     877.17          360        360        8.25           0       0         0   0.375
17170014   GR1. NOPP                    481600     1662.1          360        360       1.125           0       0         0   0.375
17170015   GR3. 3YR HARD                399960    1380.34          360        360        6.75           0       0         0   0.375
17170017   GR2. 1YR/Other               189905     800.65          360        360       2.625           0       0         0   0.375
17170018   GR2. 1YR/Other               215920     625.81          480        480       7.375           0       0         0   0.375
17170002   GR3. 3YR HARD             325110.69     1024.3          480        479        7.75           0       0         0   0.375
17170003   GR3. 3YR HARD                476800    1381.93          480        480        7.75           0       0         0   0.375
17170004   GR3. 3YR HARD                292000     773.35          480        480       7.625           0       0         0   0.375
17170006   GR2. 1YR/Other               843750    3014.24          360        360        7.75           0       0         0   0.375
17170008   GR2. 1YR/Other               641000    1697.66          480        480       0.875           0       0         0   0.375
17170009   GR2. 1YR/Other               372000    1176.05          480        480           8           0       0         0   0.375
17172974   GR3. 3YR HARD                248000    1045.58          360        360       2.625           0       0         0   0.375
17172975   GR2. 1YR/Other               373000     987.87          480        480        7.75           0       0         0   0.375
17172976   GR3. 3YR HARD             159322.86     718.47          360        359       7.625           0       0         0   0.375
17172978   GR3. 3YR HARD                328000    1212.35          360        360       8.125           0       0         0   0.375
17172979   GR3. 3YR HARD                540000    2011.72          480        480        8.25           0       0         0   0.375
17170001   GR2. 1YR/Other               236000      872.3          360        360       1.625           0       0         0   0.375
17172970   GR3. 3YR HARD               1330000    4277.81          360        360       0.625           0       0         0   0.375
17172971   GR2. 1YR/Other               318000    1022.81          360        360       0.625           0       0         0   0.375
17172973   GR3. 3YR HARD                197520     780.44          360        360         7.5           0       0         0   0.375
17173074   GR3. 3YR HARD             278335.13     897.37          360        359        7.75           0       0         0   0.375
17172966   GR2. 1YR/Other            121282.43     496.01          360        359       8.375           0       0         0   0.375
17172967   GR3. 3YR HARD                312000    1003.52          360        360        7.25           0       0         0   0.375
17172968   GR1. NOPP                 447090.77     1655.9          360        359       1.625           0       0         0   0.375
17172960   GR3. 3YR HARD             237780.78     953.65          360        354        8.25           0       0         0   0.375
17172961   GR2. 1YR/Other            225004.53     800.23          360        357       7.875           0       0         0   0.375
17172964   GR3. 3YR HARD                206400     663.86          360        360        7.75           0       0         0   0.375
17172952   GR2. 1YR/Other            548883.76    2032.91          360        359       1.625           0       0         0   0.375
17172954   GR3. 3YR HARD             487635.16    1572.17          360        359       7.625           0       0         0   0.375
17172955   GR2. 1YR/Other            709570.74    2370.09          360        359        7.25           0       0         0   0.375
17172957   GR3. 3YR HARD             186372.07     622.51          360        359       0.875           0       0         0   0.375
17172958   GR3. 3YR HARD             470875.19    1518.14          360        359           8           0       0         0   0.375
17172941   GR2. 1YR/Other            294296.99     948.84          360        359       7.625           0       0         0   0.375
17172942   GR3. 3YR HARD             488158.91    1573.86          360        359        7.25           0       0         0   0.375
17172943   GR2. 1YR/Other               510400    1414.69          480        480       1.125           0       0         0   0.375
17172944   GR1. NOPP                 583763.27    2089.87          360        359       1.375           0       0         0   0.375
17172946   GR3. 3YR HARD             471042.07     1744.6          360        359       8.375           0       0         0   0.375
17172947   GR3. 3YR HARD             383188.19    1371.81          360        359        8.25           0       0         0   0.375
17172948   GR1. NOPP                 399154.36    1428.97          360        359           8           0       0         0   0.375
17172949   GR2. 1YR/Other            211551.81     757.36          360        359        7.75           0       0         0   0.375
17172928   GR3. 3YR HARD             252307.68     966.32          360        359       1.875           0       0         0   0.375
17172930   GR3. 3YR HARD             329813.31    1341.07          360        357       8.125           0       0         0   0.375
17172931   GR2. 1YR/Other            331521.92     962.25          480        479       7.625           0       0         0   0.375
17172932   GR3. 3YR HARD             204047.76     723.06          360        356       8.125           0       0         0   0.375
17172933   GR3. 3YR HARD             263395.22     879.78          360        359       8.125           0       0         0   0.375
17172934   GR3. 3YR HARD                247500     796.06          360        360       0.625           0       0         0   0.375
17172935   GR3. 3YR HARD             377891.83    1002.44          480        479        8.25           0       0         0   0.375
17172937   GR3. 3YR HARD              518760.8    1672.53          360        359       7.875           0       0         0   0.375
17172938   GR3. 3YR HARD             149682.88     535.87          360        359        8.25           0       0         0   0.375
17172920   GR3. 3YR HARD             342991.38    1181.69          360        358       8.625           0       0         0   0.375
17172921   GR1. NOPP                    265300     803.39          480        480       1.625           0       0         0   0.375
17172923   GR2. 1YR/Other            396614.85    1352.87          360        355           8           0       0         0   0.375
17172924   GR2. 1YR/Other            648867.11    1643.56          480        479         8.5           0       0         0   0.375
17172925   GR2. 1YR/Other               100880     385.61          360        360       1.875           0       0         0   0.375
17172926   GR2. 1YR/Other            639078.39    1854.94          480        479       8.125           0       0         0   0.375
17172927   GR3. 3YR HARD                152000     506.55          360        360       0.875           0       0         0   0.375
17169330   GR2. 1YR/Other            687818.41    2194.92          360        355       6.625           0       0         0   0.375
17169333   GR2. 1YR/Other            236331.79     752.88          360        355         7.5           0       0         0   0.375
17169334   GR1. NOPP                 435418.79    1723.65          360        359           8           0       0         0   0.375
17169335   GR2. 1YR/Other            374620.82    1258.56          360        347       7.375           0       0         0   0.375
17169336   GR3. 3YR HARD             319912.26    1076.78          360        348       7.125           0       0         0   0.375
17169337   GR3. 3YR HARD             374132.02    1536.75          360        348       8.125           0       0         0   0.375
17169338   GR3. 3YR HARD              69100.94     234.68          360        348       8.125           0       0         0   0.375
17169339   GR3. 3YR HARD             157459.39      607.5          360        349       7.875           0       0         0   0.375
17169340   GR3. 3YR HARD             264552.88     883.51          360        348           8           0       0         0   0.375
17181382   GR2. 1YR/Other               312000     1315.4          360        360       2.625           0       0         0   0.375
17181390   GR2. 1YR/Other            186564.25     598.25          360        359       7.125           0       0         0   0.375
17181391   GR2. 1YR/Other               224000     720.47          360        360        7.25           0       0         0   0.375
17181393   GR2. 1YR/Other            153380.77     687.04          360        359           8           0       0         0   0.375
17181363   GR1. NOPP                    728000    2600.73          360        360       1.375           0       0         0   0.375
17181336   GR1. NOPP                  961654.9    3080.02          360        357        7.75           0       0         0   0.375
17181342   GR2. 1YR/Other               316000       1168          360        360       6.875           0       0         0   0.375
17181354   GR2. 1YR/Other            228187.21    1054.51          360        359        7.75           0       0         0   0.375
17181355   GR1. NOPP                  323779.3    1201.63          360        358       1.625           0       0         0   0.375
17181310   GR1. NOPP                    204300     834.04          360        360       2.375           0       0         0   0.375
17181326   GR1. NOPP                    367920    1183.38          360        360       0.625           0       0         0   0.375
17181329   GR1. NOPP                 203081.18      666.5          360        355         7.5           0       0         0   0.375
17181304   GR2. 1YR/Other            642945.06    1854.94          480        479       8.625           0       0         0   0.375
17169684   GR2. 1YR/Other            296210.71    1018.79          360        359       7.875           0       0         0   0.375
17169685   GR2. 1YR/Other               407000    1608.14          360        360         8.5           0       0         0   0.375
17169688   GR3. 3YR HARD              431764.2    1395.92          360        359       7.875           0       0         0   0.375
17169689   GR3. 3YR HARD             212284.77     783.59          360        358        8.25           0       0         0   0.375
17169690   GR3. 3YR HARD             254580.84    1109.78          360        359       2.875           0       0         0   0.375
17169691   GR3. 3YR HARD                468000    1479.55          480        480       8.125           0       0         0   0.375
17169692   GR1. NOPP                 515611.13    1857.67          360        358       1.375           0       0         0   0.375
17169693   GR2. 1YR/Other            662881.02    2280.64          360        359         7.5           0       0         0   0.375
17169694   GR2. 1YR/Other               280000    1180.49          360        360       8.625           0       0         0   0.375
17169695   GR2. 1YR/Other               495000    1434.68          480        480       8.125           0       0         0   0.375
17169696   GR3. 3YR HARD             284389.65    1359.68          360        359        8.25           0       0         0   0.375
17169697   GR2. 1YR/Other            276944.97     952.53          360        359       7.875           0       0         0   0.375
17169698   GR2. 1YR/Other               267800    1129.06          360        360       2.625           0       0         0   0.375
17170076   GR2. 1YR/Other               310000     938.76          480        480       7.875           0       0         0   0.375
17170078   GR3. 3YR HARD                244000      707.2          480        480           8           0       0         0   0.375
17169640   GR3. 3YR HARD                156800     541.15          360        360           8           0       0         0   0.375
17169641   GR2. 1YR/Other            386859.61     1235.1          360        358           8           0       0         0   0.375
17169642   GR2. 1YR/Other            298620.85     976.14          480        477        7.25           0       0         0   0.375
17169643   GR2. 1YR/Other               476000       1531          360        360       0.625           0       0         0   0.375
17169646   GR2. 1YR/Other               328000       1296          360        360       2.125           0       0         0   0.375
17169648   GR2. 1YR/Other            415004.39    1141.95          480        478       7.375           0       0         0   0.375
17169649   GR2. 1YR/Other            412584.44    1130.86          480        477         7.5           0       0         0   0.375
17170082   GR3. 3YR HARD                244000      707.2          480        480           8           0       0         0   0.375
17170083   GR1. NOPP                    670000    2312.31          360        360           8           0       0         0   0.375
17170084   GR3. 3YR HARD                290000    1145.85          360        360       7.625           0       0         0   0.375
17170085   GR3. 3YR HARD                437000    1842.41          360        360       7.875           0       0         0   0.375
17170086   GR3. 3YR HARD                244000      707.2          480        480           8           0       0         0   0.375
17170087   GR3. 3YR HARD                415800    1642.91          360        360       2.125           0       0         0   0.375
17170088   GR2. 1YR/Other               188000     594.35          480        480       1.875           0       0         0   0.375
17170089   GR2. 1YR/Other               319200    1097.18          480        480       2.375           0       0         0   0.375
17169650   GR2. 1YR/Other               428000    1477.11          360        360       7.625           0       0         0   0.375
17169651   GR2. 1YR/Other               325600    1372.74          360        360       8.625           0       0         0   0.375
17169652   GR2. 1YR/Other            765181.67    2106.51          480        478        7.25           0       0         0   0.375
17169654   GR2. 1YR/Other            247121.51    1142.91          360        358       8.625           0       0         0   0.375
17169655   GR2. 1YR/Other            512227.35    2375.78          360        359       8.625           0       0         0   0.375
17169658   GR3. 3YR HARD             460458.48    1944.65          360        359        8.25           0       0         0   0.375
17169659   GR3. 3YR HARD             249552.32     1020.6          360        359       2.375           0       0         0   0.375
17170091   GR3. 3YR HARD                232000      746.2          360        360       7.875           0       0         0   0.375
17170093   GR3. 3YR HARD                177400     747.93          360        360       7.875           0       0         0   0.375
17170094   GR2. 1YR/Other               880000    2550.54          480        480         7.5           0       0         0   0.375
17170095   GR3. 3YR HARD                255000     675.36          480        480       7.375           0       0         0   0.375
17170097   GR3. 3YR HARD                244000      707.2          480        480       1.375           0       0         0   0.375
17170098   GR3. 3YR HARD             432737.02    1240.49          480        476        8.25           0       0         0   0.375
17170099   GR3. 3YR HARD             117345.16     401.08          360        338       7.625           0       0         0   0.375
17169661   GR3. 3YR HARD                220800     872.43          360        360       2.125           0       0         0   0.375
17169662   GR2. 1YR/Other            551854.55    1732.46          480        478       7.625           0       0         0   0.375
17169663   GR2. 1YR/Other              1312500     4529.7          360        360         7.5           0       0         0   0.375
17169664   GR2. 1YR/Other            358901.64     942.64          480        478       7.875           0       0         0   0.375
17169665   GR2. 1YR/Other            347322.28    1330.22          360        359       8.625           0       0         0   0.375
17169667   GR2. 1YR/Other            360487.79    1422.44          360        358        8.25           0       0         0   0.375
17169668   GR3. 3YR HARD                400000    1431.94          480        480       8.125           0       0         0   0.375
17169669   GR2. 1YR/Other              1408000    4859.29          360        360       1.125           0       0         0   0.375
17169670   GR1. NOPP                    476000    1642.77          360        360       1.125           0       0         0   0.375
17169672   GR1. NOPP                 768372.15    2750.77          360        359       1.375           0       0         0   0.375
17169673   GR2. 1YR/Other            586699.65    2626.91          360        359       8.625           0       0         0   0.375
17169674   GR2. 1YR/Other            685243.48    1884.77          480        478       7.625           0       0         0   0.375
17169675   GR2. 1YR/Other            573629.74    1849.43          360        359       7.875           0       0         0   0.375
17169676   GR3. 3YR HARD                244000     842.09          360        360       1.125           0       0         0   0.375
17169677   GR3. 3YR HARD             216594.67     857.41          360        359       7.875           0       0         0   0.375
17169678   GR2. 1YR/Other            263306.81     760.52          480        479       7.375           0       0         0   0.375
17169679   GR2. 1YR/Other            140157.06     482.93          360        358       8.375           0       0         0   0.375
17169680   GR3. 3YR HARD             271401.27     938.73          360        359       8.125           0       0         0   0.375
17169681   GR3. 3YR HARD             227574.12     900.88          360        359           8           0       0         0   0.375
17170070   GR3. 3YR HARD                300000     948.43          480        480        8.25           0       0         0   0.375
17170071   GR2. 1YR/Other               575000    1522.86          480        480       0.875           0       0         0   0.375
17170073   GR2. 1YR/Other               213750      687.5          360        360       0.625           0       0         0   0.375
17170074   GR2. 1YR/Other               280000     900.59          360        360           8           0       0         0   0.375
17170029   GR2. 1YR/Other               301500     798.51          480        480        7.75           0       0         0   0.375
17170030   GR2. 1YR/Other               805000    2231.24          480        480       1.125           0       0         0   0.375
17170032   GR2. 1YR/Other               185352     639.69          360        360        7.75           0       0         0   0.375
17170033   GR3. 3YR HARD                368000    1270.04          360        360       1.125           0       0         0   0.375
17170034   GR3. 3YR HARD                400000    1580.48          360        360        8.25           0       0         0   0.375
17170035   GR2. 1YR/Other               697700    1847.83          480        480           8           0       0         0   0.375
17170036   GR2. 1YR/Other            300516.36     797.18          480        479       7.875           0       0         0   0.375
17170037   GR2. 1YR/Other               706400    2437.93          360        360       7.875           0       0         0   0.375
17170038   GR3. 3YR HARD             631232.47     2084.2          480        479           8           0       0         0   0.375
17169600   GR2. 1YR/Other               500000    1324.23          480        480        7.75           0       0         0   0.375
17169602   GR3. 3YR HARD             191514.26     687.52          360        359        7.25           0       0         0   0.375
17169603   GR2. 1YR/Other             654497.2    2186.13          360        359       7.625           0       0         0   0.375
17169604   GR3. 3YR HARD                372000    1283.85          360        360       1.125           0       0         0   0.375
17169605   GR2. 1YR/Other               464000    1492.41          360        360       0.625           0       0         0   0.375
17169606   GR3. 3YR HARD             303275.55     977.78          360        359       8.375           0       0         0   0.375
17169607   GR3. 3YR HARD             399083.66    1333.01          360        359        8.25           0       0         0   0.375
17169608   GR1. NOPP                 373542.31    1247.69          360        359           8           0       0         0   0.375
17169609   GR2. 1YR/Other            635032.18    1762.82          480        479           8           0       0         0   0.375
17170040   GR3. 3YR HARD                264000     849.13          360        360       0.625           0       0         0   0.375
17170042   GR2. 1YR/Other               260000     753.57          480        480       1.375           0       0         0   0.375
17170044   GR2. 1YR/Other               243750     706.47          480        480           8           0       0         0   0.375
17170045   GR1. NOPP                 470688.33    1686.19          360        359       1.375           0       0         0   0.375
17170047   GR2. 1YR/Other               140000     466.55          360        360       8.625           0       0         0   0.375
17170048   GR2. 1YR/Other               331000     876.64          480        480       7.625           0       0         0   0.375
17170049   GR2. 1YR/Other               505000    1624.28          360        360       7.875           0       0         0   0.375
17169610   GR2. 1YR/Other            502845.41    1679.59          360        359        8.25           0       0         0   0.375
17169611   GR3. 3YR HARD             243484.16     871.67          360        359        8.25           0       0         0   0.375
17169612   GR3. 3YR HARD             259427.69     897.31          360        359       8.625           0       0         0   0.375
17169615   GR3. 3YR HARD             206639.86     653.57          360        354        8.25           0       0         0   0.375
17172994   GR3. 3YR HARD                312000    1076.78          360        360       1.125           0       0         0   0.375
17172995   GR3. 3YR HARD                193600     764.95          360        360       8.125           0       0         0   0.375
17172996   GR2. 1YR/Other               540000    1430.16          480        480       0.875           0       0         0   0.375
17172997   GR1. NOPP                    910000    3250.92          360        360       1.375           0       0         0   0.375
17172998   GR3. 3YR HARD                444000    1175.91          480        480       7.875           0       0         0   0.375
17172999   GR2. 1YR/Other               593600    1572.12          480        480       8.625           0       0         0   0.375
17170024   GR2. 1YR/Other               162500     541.53          360        360       0.875           0       0         0   0.375
17170026   GR3. 3YR HARD                103920     371.25          360        360       1.375           0       0         0   0.375
17170027   GR3. 3YR HARD                272000     934.94          480        480        8.25           0       0         0   0.375
17172990   GR2. 1YR/Other               122500     408.23          360        360       8.125           0       0         0   0.375
17172991   GR2. 1YR/Other               146930     407.25          480        480       1.125           0       0         0   0.375
17172992   GR2. 1YR/Other                93000     332.24          360        360           8           0       0         0   0.375
17170019   GR2. 1YR/Other               136000     537.36          360        360       8.625           0       0         0   0.375
17172900   GR2. 1YR/Other               624000     2229.2          360        360       1.375           0       0         0   0.375
17172902   GR2. 1YR/Other             512775.1    1653.23          360        359       7.875           0       0         0   0.375
17172903   GR3. 3YR HARD             648569.22    2243.28          360        359        8.25           0       0         0   0.375
17172904   GR3. 3YR HARD                135000     569.17          360        360       2.625           0       0         0   0.375
17172905   GR2. 1YR/Other            129757.17     513.66          360        359       8.375           0       0         0   0.375
17172906   GR3. 3YR HARD                247500     884.18          360        360       1.375           0       0         0   0.375
17172907   GR3. 3YR HARD             179571.05     578.95          360        359        7.75           0       0         0   0.375
17172908   GR3. 3YR HARD             275439.85    1020.15          360        359       7.875           0       0         0   0.375
17172909   GR1. NOPP                 271351.81     874.86          360        359       7.875           0       0         0   0.375
17172910   GR1. NOPP                 294525.99      781.3          480        479       0.875           0       0         0   0.375
17172911   GR3. 3YR HARD             518900.66    1857.67          360        359        8.25           0       0         0   0.375
17172913   GR2. 1YR/Other               342400     1181.7          360        360       1.125           0       0         0   0.375
17172914   GR2. 1YR/Other            303407.97    1162.03          360        359       8.375           0       0         0   0.375
17172915   GR2. 1YR/Other            591657.08    1900.89          360        355         7.5           0       0         0   0.375
17172916   GR3. 3YR HARD                193200     511.68          480        480       0.875           0       0         0   0.375
17172918   GR1. NOPP                 408855.54    1838.84          360        359           8           0       0         0   0.375
17181292   GR1. NOPP                 598782.28    2217.72          360        359           9           0       0         0   0.375
17181294   GR1. NOPP                  324225.5    1045.33          360        359           8           0       0         0   0.375
17169988   GR3. 3YR HARD               1000000    3332.52          360        360       0.875           0       0         0   0.375
17169990   GR1. NOPP                    581000    1683.94          480        480        7.75           0       0         0   0.375
17169991   GR3. 3YR HARD                357000    1227.11          480        480       8.125           0       0         0   0.375
17169992   GR3. 3YR HARD                228000     849.39          480        480        7.75           0       0         0   0.375
17169993   GR3. 3YR HARD             195585.63      700.2          360        359       1.375           0       0         0   0.375
17169994   GR3. 3YR HARD                320000    1099.93          480        480        8.25           0       0         0   0.375
17169996   GR3. 3YR HARD                 96000     308.77          360        360         7.5           0       0         0   0.375
17169997   GR3. 3YR HARD                220000     707.61          360        360       0.625           0       0         0   0.375
17169999   GR3. 3YR HARD              471241.6    1250.07          480        479           8           0       0         0   0.375
17181289   GR1. NOPP                 347202.78    1159.72          360        359        8.25           0       0         0   0.375
17181291   GR2. 1YR/Other             469703.6     1333.4          480        479         8.5           0       0         0   0.375
17181245   GR1. NOPP                 224463.81     723.69          360        359       7.875           0       0         0   0.375
17169960   GR2. 1YR/Other             635980.8    2050.45          360        359       7.375           0       0         0   0.375
17169962   GR2. 1YR/Other               304000     805.13          480        480       7.875           0       0         0   0.375
17169963   GR3. 3YR HARD                163800     563.03          480        480        7.75           0       0         0   0.375
17169965   GR2. 1YR/Other               132000     521.56          360        360        8.25           0       0         0   0.375
17169966   GR2. 1YR/Other               169792     565.83          360        360        7.75           0       0         0   0.375
17169967   GR3. 3YR HARD                374440     991.69          480        480           6           0       0         0   0.375
17169970   GR3. 3YR HARD              75070.69     268.19          360        360       7.875           0       0         0   0.375
17169971   GR2. 1YR/Other               412000     1421.9          360        360       1.125           0       0         0   0.375
17169972   GR3. 3YR HARD                189000     649.65          480        480       2.375           0       0         0   0.375
17169974   GR2. 1YR/Other               385600    1425.25          360        360       1.625           0       0         0   0.375
17169975   GR2. 1YR/Other               900000    3106.08          360        360       7.375           0       0         0   0.375
17169976   GR3. 3YR HARD                812000    2150.54          480        480       7.375           0       0         0   0.375
17169978   GR2. 1YR/Other               214400     847.14          360        360         8.5           0       0         0   0.375
17169979   GR2. 1YR/Other               636500    2047.24          360        360         7.5           0       0         0   0.375
17169981   GR3. 3YR HARD                560400    1484.19          480        480       7.875           0       0         0   0.375
17169982   GR3. 3YR HARD                480000    1649.89          480        480        8.25           0       0         0   0.375
17169983   GR2. 1YR/Other               635600    1761.71          480        480       1.125           0       0         0   0.375
17169984   GR3. 3YR HARD                265600    1049.44          360        360        7.75           0       0         0   0.375
17169985   GR2. 1YR/Other               740000    2649.08          480        480       2.625           0       0         0   0.375
17169986   GR3. 3YR HARD                172900     728.95          360        360       7.375           0       0         0   0.375
17169987   GR2. 1YR/Other               520000    2054.63          360        360       2.125           0       0         0   0.375
17181239   GR2. 1YR/Other            486925.81    1684.19          360        359           8           0       0         0   0.375
17169950   GR3. 3YR HARD                252500     997.68          360        360           8           0       0         0   0.375
17169951   GR2. 1YR/Other            255436.49     883.51          360        359       7.875           0       0         0   0.375
17169952   GR3. 3YR HARD                288000    1137.95          360        360       2.125           0       0         0   0.375
17169954   GR3. 3YR HARD                553000    1979.65          480        480       8.125           0       0         0   0.375
17169955   GR2. 1YR/Other            367189.96    1270.04          360        359        8.25           0       0         0   0.375
17169956   GR2. 1YR/Other               723750    2097.67          480        480           8           0       0         0   0.375
17169957   GR3. 3YR HARD                958500    2538.54          480        480       8.125           0       0         0   0.375
17169958   GR2. 1YR/Other               263000     845.91          360        360           8           0       0         0   0.375
17169959   GR3. 3YR HARD                206000     651.25          480        480        7.75           0       0         0   0.375
17169589   GR3. 3YR HARD                495906    1715.25          360        359         7.5           0       0         0   0.375
17169910   GR2. 1YR/Other             522037.5    1672.53          360        359        8.25           0       0         0   0.375
17169590   GR3. 3YR HARD             243161.69     862.74          360        356       7.625           0       0         0   0.375
17169914   GR2. 1YR/Other               369000    1600.06          480        480       3.875           0       0         0   0.375
17169591   GR3. 3YR HARD             279133.35     1065.7          360        358       8.125           0       0         0   0.375
17169915   GR3. 3YR HARD                608000    1922.14          480        480       8.125           0       0         0   0.375
17169916   GR3. 3YR HARD                360000    1242.43          360        360         7.5           0       0         0   0.375
17169593   GR3. 3YR HARD             997970.48    3696.19          360        359       1.625           0       0         0   0.375
17169918   GR2. 1YR/Other               575200    1985.13          360        360       1.125           0       0         0   0.375
17169594   GR3. 3YR HARD             505193.22    1628.78          360        359           8           0       0         0   0.375
17169597   GR3. 3YR HARD             369617.08    1191.67          360        359       8.625           0       0         0   0.375
17169598   GR3. 3YR HARD             131720.94     471.56          360        359        8.25           0       0         0   0.375
17169599   GR3. 3YR HARD             558863.46    2069.87          360        359       1.625           0       0         0   0.375
17169921   GR2. 1YR/Other            501725.13     1608.2          360        359       7.625           0       0         0   0.375
17169922   GR2. 1YR/Other            153313.09     606.91          360        359       8.625           0       0         0   0.375
17169923   GR3. 3YR HARD                240000     857.38          360        360       1.375           0       0         0   0.375
17170056   GR3. 3YR HARD                230000     739.77          360        360       7.625           0       0         0   0.375
17170057   GR2. 1YR/Other               183750     580.91          480        480       7.875           0       0         0   0.375
17170058   GR3. 3YR HARD                182400     674.19          360        360           8           0       0         0   0.375
17169621   GR2. 1YR/Other            195886.53     848.65          360        357       8.625           0       0         0   0.375
17169622   GR2. 1YR/Other            159613.93        529          360        357       8.375           0       0         0   0.375
17169624   GR2. 1YR/Other            539466.47    1557.85          480        479         7.5           0       0         0   0.375
17169625   GR2. 1YR/Other             625840.8    1637.98          480        477       7.625           0       0         0   0.375
17169626   GR2. 1YR/Other               340000     900.47          480        480       7.625           0       0         0   0.375
17169627   GR1. NOPP                  319875.3    1150.04          360        357       8.375           0       0         0   0.375
17169629   GR2. 1YR/Other             489785.4     1569.6          360        359       7.875           0       0         0   0.375
17170060   GR2. 1YR/Other              1205000    3875.76          360        360         8.5           0       0         0   0.375
17170061   GR2. 1YR/Other               129200     635.59          360        360       3.875           0       0         0   0.375
17170063   GR1. NOPP                    578000    1859.08          360        360       7.375           0       0         0   0.375
17170064   GR3. 3YR HARD               1425000    3774.04          480        480       0.875           0       0         0   0.375
17170066   GR3. 3YR HARD                270000    1066.83          360        360        8.25           0       0         0   0.375
17170067   GR3. 3YR HARD                195000     696.62          360        360       1.375           0       0         0   0.375
17170068   GR3. 3YR HARD                102750      297.8          480        480           8           0       0         0   0.375
17170069   GR3. 3YR HARD                351000    1211.37          360        360           8           0       0         0   0.375
17169630   GR3. 3YR HARD                850500    2834.31          360        360       6.375           0       0         0   0.375
17169631   GR3. 3YR HARD               2500000    8628.01          360        360        6.25           0       0         0   0.375
17169632   GR3. 3YR HARD                735000     2449.4          360        360       6.125           0       0         0   0.375
17169634   GR2. 1YR/Other            131473.82     361.43          480        478       7.875           0       0         0   0.375
17169635   GR2. 1YR/Other            122898.81     393.69          360        359         8.5           0       0         0   0.375
17169638   GR2. 1YR/Other               372700    1229.08          480        480         7.5           0       0         0   0.375
17169580   GR3. 3YR HARD             244416.15     788.02          360        359        7.75           0       0         0   0.375
17169581   GR3. 3YR HARD              348758.9    1124.43          360        359       7.625           0       0         0   0.375
17169905   GR3. 3YR HARD                419000     1214.4          480        480           8           0       0         0   0.375
17169582   GR2. 1YR/Other            439031.47    1518.53          360        359         7.5           0       0         0   0.375
17169906   GR2. 1YR/Other               214950     716.32          360        360       7.875           0       0         0   0.375
17169907   GR3. 3YR HARD                834000    2208.81          480        480       7.875           0       0         0   0.375
17169584   GR2. 1YR/Other            203086.99     752.18          360        359       8.375           0       0         0   0.375
17169908   GR3. 3YR HARD                248000     797.67          360        360       0.625           0       0         0   0.375
17169586   GR3. 3YR HARD             498808.47     1608.2          360        359       7.625           0       0         0   0.375
17169587   GR2. 1YR/Other            509999.54    1633.93          360        359        8.25           0       0         0   0.375
17169588   GR2. 1YR/Other               915000       2943          360        360       0.625           0       0         0   0.375
17169901   GR3. 3YR HARD                160000     514.62          360        360       0.625           0       0         0   0.375
17169902   GR3. 3YR HARD                116000     458.34          360        360        8.25           0       0         0   0.375
17169903   GR2. 1YR/Other               168750     666.77          360        360        8.25           0       0         0   0.375
17172888   GR2. 1YR/Other            852962.48    2750.02          360        359       7.875           0       0         0   0.375
17172889   GR1. NOPP                  286507.5       1210          360        359           8           0       0         0   0.375
17172891   GR3. 3YR HARD             311353.69    1133.81          360        359       8.875           0       0         0   0.375
17172892   GR3. 3YR HARD             265355.04     883.12          360        358       8.125           0       0         0   0.375
17172893   GR3. 3YR HARD             400538.39    1333.01          360        358       8.125           0       0         0   0.375
17172894   GR2. 1YR/Other            389540.65    1347.35          360        359        8.25           0       0         0   0.375
17172895   GR3. 3YR HARD             399046.77    1286.56          360        359       7.625           0       0         0   0.375
17172896   GR3. 3YR HARD             283323.21     913.46          360        359       7.625           0       0         0   0.375
17172898   GR3. 3YR HARD             129336.97     479.03          360        359       1.625           0       0         0   0.375
17172899   GR3. 3YR HARD                292800    1156.92          360        360       2.125           0       0         0   0.375
17169501   GR3. 3YR HARD             280159.34     925.03          480        479       8.125           0       0         0   0.375
17169503   GR3. 3YR HARD              331269.2     1145.8          360        359        8.25           0       0         0   0.375
17169504   GR3. 3YR HARD             339309.96    1256.71          360        359        8.25           0       0         0   0.375
17169505   GR1. NOPP                 488647.97    1990.18          360        358         9.5           0       0         0   0.375
17169506   GR3. 3YR HARD                 95780     331.32          360        359        8.25           0       0         0   0.375
17169507   GR3. 3YR HARD             297021.99     787.91          480        479         8.5           0       0         0   0.375
17169508   GR1. NOPP                    442427     1282.3          480        480       1.375           0       0         0   0.375
17169510   GR3. 3YR HARD             456468.78    1519.63          360        358        7.75           0       0         0   0.375
17169511   GR2. 1YR/Other            363132.56    1170.77          360        359        8.25           0       0         0   0.375
17169512   GR3. 3YR HARD             419215.49    1659.51          360        359        8.25           0       0         0   0.375
17169513   GR3. 3YR HARD             590696.89    2043.11          360        359        8.25           0       0         0   0.375
17169514   GR3. 3YR HARD             279332.74     900.59          360        359        8.25           0       0         0   0.375
17169515   GR3. 3YR HARD             399046.77    1286.56          360        359        8.25           0       0         0   0.375
17169517   GR3. 3YR HARD                299568      869.5          480        479         8.5           0       0         0   0.375
17169518   GR3. 3YR HARD             131112.35     439.89          360        359        7.75           0       0         0   0.375
17169519   GR3. 3YR HARD             523844.37    1811.88          360        359        8.25           0       0         0   0.375
17169521   GR2. 1YR/Other            131503.91     520.57          360        359        8.25           0       0         0   0.375
17169524   GR3. 3YR HARD             409022.95    1318.72          360        359        8.25           0       0         0   0.375
17169525   GR3. 3YR HARD             324085.05    1120.95          360        359       8.125           0       0         0   0.375
17169526   GR3. 3YR HARD             305725.55    1057.45          360        359        7.75           0       0         0   0.375
17169527   GR1. NOPP                 199678.64     529.69          480        479        8.25           0       0         0   0.375
17169528   GR3. 3YR HARD             212492.41     685.09          360        359           8           0       0         0   0.375
17169531   GR2. 1YR/Other            424064.49    1466.76          360        359       8.375           0       0         0   0.375
17169532   GR3. 3YR HARD             104749.78     337.72          360        359       8.125           0       0         0   0.375
17169533   GR3. 3YR HARD                189862     677.33          360        358        8.25           0       0         0   0.375
17169534   GR3. 3YR HARD                211000     833.71          360        360       2.125           0       0         0   0.375
17169536   GR3. 3YR HARD             462978.64    1601.36          360        359        8.25           0       0         0   0.375
17169537   GR2. 1YR/Other            531115.62    1681.88          480        479         8.5           0       0         0   0.375
17169538   GR3. 3YR HARD             251006.23      831.8          360        356       6.875           0       0         0   0.375
17169539   GR3. 3YR HARD             560281.71    2000.56          360        358        8.25           0       0         0   0.375
17169541   GR3. 3YR HARD             461330.27       1393          480        478         8.5           0       0         0   0.375
17169542   GR3. 3YR HARD              229094.6      792.4          360        359        8.25           0       0         0   0.375
17169543   GR3. 3YR HARD             624298.21    2007.03          360        358       7.625           0       0         0   0.375
17169544   GR3. 3YR HARD             652441.48    2103.52          360        359       7.625           0       0         0   0.375
17169550   GR3. 3YR HARD             244281.57     901.87          360        358        8.25           0       0         0   0.375
17169551   GR3. 3YR HARD             373971.08    1286.92          480        479        8.25           0       0         0   0.375
17169552   GR3. 3YR HARD             451703.52    1562.36          360        359        7.75           0       0         0   0.375
17169553   GR3. 3YR HARD             169594.88     546.79          360        359           8           0       0         0   0.375
17169554   GR3. 3YR HARD             216692.38     698.63          360        359       7.625           0       0         0   0.375
17169556   GR3. 3YR HARD             336580.33     1159.6          360        358       8.625           0       0         0   0.375
17169557   GR3. 3YR HARD             590773.72    2036.21          360        358           8           0       0         0   0.375
17169558   GR3. 3YR HARD             279332.74     900.59          360        359         7.5           0       0         0   0.375
17169561   GR3. 3YR HARD             438193.86    1463.64          360        359        7.75           0       0         0   0.375
17169563   GR3. 3YR HARD             606661.67    2098.33          360        359       8.125           0       0         0   0.375
17169564   GR1. NOPP                 487215.89    1292.44          480        479        8.25           0       0         0   0.375
17169565   GR3. 3YR HARD             229570.39     908.78          360        359         7.5           0       0         0   0.375
17169566   GR3. 3YR HARD             215524.54     745.46          360        359       7.375           0       0         0   0.375
17169567   GR3. 3YR HARD                173500      663.2          360        360       1.875           0       0         0   0.375
17169568   GR3. 3YR HARD              340236.1    1173.41          360        359        7.25           0       0         0   0.375
17169569   GR3. 3YR HARD             383449.62    1368.24          360        358           8           0       0         0   0.375
17169570   GR2. 1YR/Other            429090.93    1536.15          360        359        8.25           0       0         0   0.375
17169571   GR3. 3YR HARD              166018.8     554.53          360        359           8           0       0         0   0.375
17169574   GR3. 3YR HARD             379094.44    1222.23          360        359        8.25           0       0         0   0.375
17169575   GR3. 3YR HARD             163667.15     606.18          360        359       7.375           0       0         0   0.375
17169577   GR3. 3YR HARD              297543.6    1029.15          360        359        7.75           0       0         0   0.375
17169900   GR3. 3YR HARD             617691.37    2211.34          360        359       1.375           0       0         0   0.375
17172840   GR3. 3YR HARD             331239.43     1106.4          360        359         8.5           0       0         0   0.375
17172841   GR3. 3YR HARD             219475.72     707.61          360        359       7.125           0       0         0   0.375
17172844   GR1. NOPP                 367952.82     976.08          480        479        7.25           0       0         0   0.375
17172845   GR3. 3YR HARD              78104.78      288.3          360        358        8.25           0       0         0   0.375
17172847   GR3. 3YR HARD             479025.83    1774.17          360        359        8.25           0       0         0   0.375
17181595   GR2. 1YR/Other               540000    1430.16          480        480           8           0       0         0   0.375
17172848   GR3. 3YR HARD             373575.87    1292.13          360        359        8.25           0       0         0   0.375
17181597   GR1. NOPP                  63531.04     207.45          360        335        8.25           0       0         0   0.375
17172851   GR1. NOPP                 505422.78    1334.82          480        478       8.125           0       0         0   0.375
17172852   GR2. 1YR/Other            161244.29     557.71          360        359        8.25           0       0         0   0.375
17172853   GR3. 3YR HARD             263418.88     911.12          360        359        8.25           0       0         0   0.375
17172854   GR3. 3YR HARD              276240.3      933.1          360        359         7.5           0       0         0   0.375
17172855   GR2. 1YR/Other             159769.6     463.73          480        479         8.5           0       0         0   0.375
17172857   GR3. 3YR HARD             907831.41    2926.92          360        359       7.875           0       0         0   0.375
17172859   GR3. 3YR HARD                388000    1247.96          360        360       0.625           0       0         0   0.375
17172861   GR1. NOPP                 109737.87      353.8          360        359           8           0       0         0   0.375
17172862   GR1. NOPP                 128119.56     477.78          480        479        8.25           0       0         0   0.375
17172864   GR3. 3YR HARD             174565.03     625.18          360        359       1.375           0       0         0   0.375
17172865   GR3. 3YR HARD             648569.22    2243.28          360        359        8.25           0       0         0   0.375
17172867   GR3. 3YR HARD             356275.46    1319.54          360        359        8.25           0       0         0   0.375
17172869   GR2. 1YR/Other            319295.62    1104.38          360        359        8.25           0       0         0   0.375
17172871   GR3. 3YR HARD             387111.15    1293.02          360        359         7.5           0       0         0   0.375
17172872   GR3. 3YR HARD                176800     631.61          360        360       1.375           0       0         0   0.375
17172873   GR2. 1YR/Other            130937.22     422.15          360        359        7.75           0       0         0   0.375
17172874   GR3. 3YR HARD             482934.62    1670.38          360        359       8.125           0       0         0   0.375
17172875   GR3. 3YR HARD              287415.5     1064.5          360        359        8.25           0       0         0   0.375
17172877   GR3. 3YR HARD             544106.95    1812.89          360        358        6.75           0       0         0   0.375
17172878   GR2. 1YR/Other            289731.51    1100.87          360        357       9.125           0       0         0   0.375
17172880   GR2. 1YR/Other             324225.5    1045.33          360        359        7.25           0       0         0   0.375
17172884   GR3. 3YR HARD             316822.53    1058.25          360        359        7.25           0       0         0   0.375
17172885   GR3. 3YR HARD             281826.86    1043.81          360        359        8.25           0       0         0   0.375
17172886   GR3. 3YR HARD             237975.02     823.11          360        359           8           0       0         0   0.375
17172887   GR3. 3YR HARD             281403.82    1007.43          360        359       1.375           0       0         0   0.375
17172820   GR2. 1YR/Other             74594.64     293.97          360        357       7.125           0       0         0   0.375
17172821   GR3. 3YR HARD             176636.94     652.01          360        358        8.25           0       0         0   0.375
17172822   GR2. 1YR/Other            333820.37     1145.8          360        357         8.5           0       0         0   0.375
17172823   GR2. 1YR/Other            657678.55    1883.92          480        476         8.5           0       0         0   0.375
17172824   GR2. 1YR/Other             494908.2     1711.8          360        359       7.375           0       0         0   0.375
17172827   GR2. 1YR/Other            110184.24      353.8          360        358       8.375           0       0         0   0.375
17181575   GR1. NOPP                    393000    1552.83          360        360       7.875           0       0         0   0.375
17172830   GR3. 3YR HARD             460583.93    1593.07          360        359        7.25           0       0         0   0.375
17172831   GR3. 3YR HARD             401338.91    1580.48          360        357       7.625           0       0         0   0.375
17172832   GR2. 1YR/Other            417930.87    1099.11          480        477           8           0       0         0   0.375
17172833   GR2. 1YR/Other             484437.2    1599.34          360        356       8.375           0       0         0   0.375
17172834   GR3. 3YR HARD             199021.55     680.92          360        356        8.25           0       0         0   0.375
17172835   GR2. 1YR/Other            954489.26    2521.33          480        478           8           0       0         0   0.375
17172837   GR2. 1YR/Other             629092.8    1825.95          480        479        8.25           0       0         0   0.375
17172838   GR3. 3YR HARD             179603.78     621.22          360        359        8.25           0       0         0   0.375
17181586   GR1. NOPP                    281400    1040.11          360        360       1.625           0       0         0   0.375
17172839   GR2. 1YR/Other             498899.4     1725.6          360        359       7.875           0       0         0   0.375
17172804   GR2. 1YR/Other            352762.37     1311.1          360        352       8.625           0       0         0   0.375
17172806   GR1. NOPP                 909109.44    2439.12          480        472           8           0       0         0   0.375
17172810   GR3. 3YR HARD             100889.14     369.62          360        355       7.625           0       0         0   0.375
17172811   GR3. 3YR HARD             133187.02     439.89          360        356        8.25           0       0         0   0.375
17172813   GR3. 3YR HARD             191556.36     783.41          360        359       2.375           0       0         0   0.375
17172814   GR3. 3YR HARD             308380.64    1026.42          360        358           8           0       0         0   0.375
17172815   GR3. 3YR HARD              618522.5    1994.17          360        359       8.125           0       0         0   0.375
17172816   GR2. 1YR/Other            130599.53     462.99          360        356       7.875           0       0         0   0.375
17172817   GR3. 3YR HARD              83080.62     327.65          360        347        9.25           0       0         0   0.375
17172818   GR3. 3YR HARD             124977.88     494.67          360        347        9.25           0       0         0   0.375
17173190   GR3. 3YR HARD                138400     477.65          360        360       1.125           0       0         0   0.375
17173191   GR3. 3YR HARD                259000     863.12          360        360        7.25           0       0         0   0.375
17173192   GR2. 1YR/Other               262400     1036.8          360        360       2.125           0       0         0   0.375
17173193   GR1. NOPP                    440000    1165.32          480        480       7.875           0       0         0   0.375
17173194   GR3. 3YR HARD                479500    1597.94          360        360       0.875           0       0         0   0.375
17173197   GR3. 3YR HARD                360000     953.44          480        480       8.125           0       0         0   0.375
17173198   GR3. 3YR HARD                550000    1769.02          360        360         7.5           0       0         0   0.375
17181542   GR2. 1YR/Other               198400     684.72          360        360       1.125           0       0         0   0.375
17181546   GR1. NOPP                    499800    1724.91          360        360       1.125           0       0         0   0.375
17172801   GR3. 3YR HARD              770712.8    2499.39          360        350       7.875           0       0         0   0.375
17172802   GR3. 3YR HARD             310693.81    1162.03          360        352        8.25           0       0         0   0.375
17181510   GR1. NOPP                    180000     578.95          360        360       0.625           0       0         0   0.375
17181511   GR1. NOPP                    453000    1457.03          360        360       0.625           0       0         0   0.375
17173171   GR2. 1YR/Other               292200      809.9          480        480       8.125           0       0         0   0.375
17173172   GR2. 1YR/Other               275500     729.65          480        480         7.5           0       0         0   0.375
17181192   GR1. NOPP                 541133.05    2010.73          360        356         8.5           0       0         0   0.375
17173173   GR3. 3YR HARD                520000    1643.94          480        480       8.125           0       0         0   0.375
17181193   GR1. NOPP                 568788.05    2260.09          360        357         8.5           0       0         0   0.375
17173174   GR3. 3YR HARD                551990    1775.42          360        360        7.75           0       0         0   0.375
17181518   GR1. NOPP                    308000     990.65          360        360       0.625           0       0         0   0.375
17173175   GR3. 3YR HARD                211688     680.87          360        360       0.625           0       0         0   0.375
17173176   GR3. 3YR HARD                332000     1145.8          360        360       8.125           0       0         0   0.375
17173177   GR3. 3YR HARD                725000     2101.3          480        480       1.375           0       0         0   0.375
17173178   GR3. 3YR HARD                840000    2434.61          480        480       1.375           0       0         0   0.375
17173180   GR2. 1YR/Other               250000     724.59          480        480       1.375           0       0         0   0.375
17173181   GR2. 1YR/Other               288000     926.32          360        360       0.625           0       0         0   0.375
17173182   GR3. 3YR HARD                380000    1306.17          480        480        8.25           0       0         0   0.375
17173183   GR3. 3YR HARD                247500     717.34          480        480       1.375           0       0         0   0.375
17173184   GR3. 3YR HARD                196000     630.41          360        360       0.625           0       0         0   0.375
17173185   GR1. NOPP                    427500    1469.44          480        480           8           0       0         0   0.375
17181529   GR1. NOPP                     93245     299.91          360        360       0.625           0       0         0   0.375
17173187   GR1. NOPP                    328000     950.66          480        480           8           0       0         0   0.375
17173188   GR2. 1YR/Other               908000    2920.49          360        360       0.625           0       0         0   0.375
17173189   GR3. 3YR HARD                266000    1157.65          360        360       2.875           0       0         0   0.375
17169884   GR2. 1YR/Other             627641.6    1655.28          480        479       7.875           0       0         0   0.375
17169885   GR3. 3YR HARD                510400    1641.65          360        360           8           0       0         0   0.375
17169886   GR2. 1YR/Other               279500     740.24          480        480       0.875           0       0         0   0.375
17169888   GR2. 1YR/Other             299293.7    1258.49          360        359       7.875           0       0         0   0.375
17181170   GR1. NOPP                 348114.81     937.67          480        472        8.25           0       0         0   0.375
17173151   GR3. 3YR HARD                132400     383.74          480        480        8.25           0       0         0   0.375
17173152   GR3. 3YR HARD                128000     439.97          480        480       2.375           0       0         0   0.375
17173153   GR3. 3YR HARD                276000     872.55          480        480       8.125           0       0         0   0.375
17173154   GR2. 1YR/Other               357000    1148.25          360        360         7.5           0       0         0   0.375
17181174   GR1. NOPP                 192058.88      607.9          360        354           8           0       0         0   0.375
17173155   GR3. 3YR HARD                131000     346.95          480        480       0.875           0       0         0   0.375
17173156   GR1. NOPP                    172000     455.53          480        480           8           0       0         0   0.375
17181176   GR2. 1YR/Other            980360.41    2508.75          480        469       8.625           0       0         0   0.375
17173157   GR3. 3YR HARD                492000    1818.53          360        360       1.625           0       0         0   0.375
17173158   GR3. 3YR HARD                562500     1778.3          480        480       1.875           0       0         0   0.375
17173159   GR3. 3YR HARD                592000    2339.12          360        360        8.25           0       0         0   0.375
17169890   GR2. 1YR/Other            170582.05      586.7          360        359       7.875           0       0         0   0.375
17169891   GR2. 1YR/Other            256849.82     883.51          360        359        7.75           0       0         0   0.375
17169892   GR3. 3YR HARD                301000    1003.09          360        360         7.5           0       0         0   0.375
17169893   GR2. 1YR/Other               455000     1516.3          360        360        7.75           0       0         0   0.375
17169895   GR2. 1YR/Other               220000     869.27          360        360       8.625           0       0         0   0.375
17169897   GR2. 1YR/Other               452000    1453.81          360        360       8.625           0       0         0   0.375
17169898   GR2. 1YR/Other               185600     640.54          360        360       1.125           0       0         0   0.375
17181180   GR2. 1YR/Other            371927.73     1551.5          360        351        8.75           0       0         0   0.375
17181505   GR1. NOPP                    665000    2295.05          360        360       1.125           0       0         0   0.375
17173162   GR3. 3YR HARD                200000     790.24          360        360       2.125           0       0         0   0.375
17173163   GR2. 1YR/Other               168000     444.94          480        480       0.875           0       0         0   0.375
17173164   GR3. 3YR HARD                132000     521.56          360        360       2.125           0       0         0   0.375
17173165   GR3. 3YR HARD                408500    1722.25          360        360        7.75           0       0         0   0.375
17181185   GR2. 1YR/Other            595222.14    2384.13          360        352       8.625           0       0         0   0.375
17173166   GR3. 3YR HARD                158000     624.29          360        360       2.125           0       0         0   0.375
17181186   GR2. 1YR/Other            279763.19    1194.64          360        352       8.625           0       0         0   0.375
17181187   GR1. NOPP                 263948.53     836.01          360        354       7.875           0       0         0   0.375
17173168   GR3. 3YR HARD               1435000    3977.43          480        480       7.625           0       0         0   0.375
17173169   GR3. 3YR HARD                388000     1027.6          480        480       0.875           0       0         0   0.375
17169878   GR3. 3YR HARD                516000    1780.82          360        360        7.75           0       0         0   0.375
17169879   GR3. 3YR HARD                271000    1142.55          360        360       8.125           0       0         0   0.375
17173141   GR3. 3YR HARD                138250     460.72          360        360       0.875           0       0         0   0.375
17173142   GR3. 3YR HARD                259000     863.12          360        360       0.875           0       0         0   0.375
17173144   GR1. NOPP                    241500      804.8          360        360        7.25           0       0         0   0.375
17173145   GR2. 1YR/Other               937500    3222.45          480        480       8.625           0       0         0   0.375
17181165   GR1. NOPP                 417258.29    1359.67          360        352           8           0       0         0   0.375
17173146   GR2. 1YR/Other               595000    1982.85          360        360       8.125           0       0         0   0.375
17173148   GR3. 3YR HARD                375000    1288.98          480        480        8.25           0       0         0   0.375
17173149   GR2. 1YR/Other               496000    1595.33          360        360       7.625           0       0         0   0.375
17169880   GR2. 1YR/Other            198492.77     889.11          360        359           8           0       0         0   0.375
17169883   GR3. 3YR HARD                213500     591.76          480        480           6           0       0         0   0.375
17173131   GR1. NOPP                    237518     819.72          360        360       1.125           0       0         0   0.375
17173133   GR3. 3YR HARD                204000     754.02          360        360           8           0       0         0   0.375
17173134   GR2. 1YR/Other               240000     828.29          360        360       7.625           0       0         0   0.375
17173135   GR2. 1YR/Other               436000    1402.35          360        360        7.75           0       0         0   0.375
17173136   GR3. 3YR HARD                308000     990.65          360        360       0.625           0       0         0   0.375
17173138   GR3. 3YR HARD                227120     658.27          480        480       8.125           0       0         0   0.375
17169870   GR2. 1YR/Other               114400     394.82          360        360       7.875           0       0         0   0.375
17169871   GR2. 1YR/Other            481575.83    1774.17          360        359           8           0       0         0   0.375
17169873   GR3. 3YR HARD                299250    1261.65          360        360         7.5           0       0         0   0.375
17169875   GR3. 3YR HARD                416000    1338.02          360        360       0.625           0       0         0   0.375
17173113   GR3. 3YR HARD              197614.4     756.85          360        359           8           0       0         0   0.375
17173115   GR1. NOPP                    180000     476.72          480        480       0.875           0       0         0   0.375
17173118   GR3. 3YR HARD                330000     1138.9          360        360       1.125           0       0         0   0.375
17173119   GR3. 3YR HARD                234500     839.47          480        480       2.625           0       0         0   0.375
17169850   GR2. 1YR/Other             440530.9    1514.39          360        359         8.5           0       0         0   0.375
17169851   GR3. 3YR HARD                168000      579.8          360        360       1.125           0       0         0   0.375
17169852   GR3. 3YR HARD                524000    1808.43          360        360       1.125           0       0         0   0.375
17169854   GR2. 1YR/Other               504000    1991.41          360        360       8.625           0       0         0   0.375
17169855   GR3. 3YR HARD             466969.84    1615.16          360        359       8.125           0       0         0   0.375
17169856   GR2. 1YR/Other               170400     718.41          360        360       2.625           0       0         0   0.375
17169857   GR2. 1YR/Other            438951.46    1415.21          360        359        8.25           0       0         0   0.375
17169859   GR3. 3YR HARD                452000    1453.81          360        360       0.625           0       0         0   0.375
17173120   GR2. 1YR/Other               275490    1161.48          360        360       2.625           0       0         0   0.375
17173121   GR3. 3YR HARD                290400    1002.23          360        360       1.125           0       0         0   0.375
17173122   GR1. NOPP                    220000     707.61          360        360         7.5           0       0         0   0.375
17173123   GR2. 1YR/Other               376000    1297.65          360        360       1.125           0       0         0   0.375
17173124   GR3. 3YR HARD                636000    2119.48          360        360       0.875           0       0         0   0.375
17173125   GR3. 3YR HARD                424000    1567.19          360        360       1.625           0       0         0   0.375
17173126   GR2. 1YR/Other               127920     505.44          360        360       2.125           0       0         0   0.375
17173128   GR3. 3YR HARD                157500     642.98          360        360       2.375           0       0         0   0.375
17173129   GR3. 3YR HARD                241927      955.9          360        360       2.125           0       0         0   0.375
17169861   GR2. 1YR/Other               306320    1057.17          360        360       7.875           0       0         0   0.375
17169862   GR3. 3YR HARD             295423.55    1131.45          360        359        8.25           0       0         0   0.375
17169865   GR3. 3YR HARD                462000    1653.89          480        480       8.125           0       0         0   0.375
17169867   GR2. 1YR/Other               975000    3135.99          360        360       0.625           0       0         0   0.375
17169845   GR2. 1YR/Other               332000     1311.8          360        360       2.125           0       0         0   0.375
17169847   GR2. 1YR/Other            225776.31     723.69          360        359       7.625           0       0         0   0.375
17169848   GR3. 3YR HARD                402400    1388.76          360        360       1.125           0       0         0   0.375
17169849   GR1. NOPP                    300000     964.92          360        360           8           0       0         0   0.375
17173110   GR3. 3YR HARD                151200     558.86          360        360       1.625           0       0         0   0.375
17173111   GR3. 3YR HARD                608000    2402.34          360        360       2.125           0       0         0   0.375
17169843   GR2. 1YR/Other            365246.26    1256.24          360        359       7.875           0       0         0   0.375
17169832   GR2. 1YR/Other               189000     629.85          360        360       7.625           0       0         0   0.375
17169833   GR3. 3YR HARD                446000    1434.51          360        360       0.625           0       0         0   0.375
17169834   GR2. 1YR/Other               172900     576.19          360        360       7.625           0       0         0   0.375
17169836   GR3. 3YR HARD                279300     930.77          360        360       0.875           0       0         0   0.375
17169837   GR2. 1YR/Other            257489.27    1153.01          360        359       8.375           0       0         0   0.375
17169838   GR3. 3YR HARD                216000     745.46          360        360       1.125           0       0         0   0.375
17173102   GR3. 3YR HARD                450000    1553.04          360        360       1.125           0       0         0   0.375
17173103   GR3. 3YR HARD                 80800     259.88          360        360       0.625           0       0         0   0.375
17173105   GR2. 1YR/Other               183192     632.23          360        360       1.125           0       0         0   0.375
17173109   GR3. 3YR HARD                156000      657.7          360        360       2.625           0       0         0   0.375
17169840   GR2. 1YR/Other               576000    1987.89          360        360           8           0       0         0   0.375
17169841   GR3. 3YR HARD             212368.12     786.55          360        359        8.25           0       0         0   0.375
17169842   GR3. 3YR HARD                252800     872.46          360        360       1.125           0       0         0   0.375
17169830   GR3. 3YR HARD                280000     900.59          360        360       0.625           0       0         0   0.375
17169831   GR2. 1YR/Other            353260.78     932.04          480        479       7.375           0       0         0   0.375
17169486   GR3. 3YR HARD             239471.71     828.29          360        359        7.75           0       0         0   0.375
17169487   GR3. 3YR HARD             340700.54    1214.63          360        359       7.375           0       0         0   0.375
17169811   GR2. 1YR/Other              1000000    2648.45          480        480       0.875           0       0         0   0.375
17169812   GR2. 1YR/Other            454996.25    1573.75          360        359       8.375           0       0         0   0.375
17169490   GR3. 3YR HARD             399283.71    1632.96          360        359        8.25           0       0         0   0.375
17169814   GR2. 1YR/Other               215920     571.85          480        480       0.875           0       0         0   0.375
17169815   GR2. 1YR/Other            658026.94    2590.81          360        359       8.625           0       0         0   0.375
17169491   GR3. 3YR HARD             426168.44    1632.19          360        359        8.25           0       0         0   0.375
17169492   GR3. 3YR HARD             243418.53      784.8          360        359           8           0       0         0   0.375
17169493   GR3. 3YR HARD             379196.64    1357.53          360        359           8           0       0         0   0.375
17169818   GR2. 1YR/Other            595042.35    1578.48          480        479           8           0       0         0   0.375
17169494   GR3. 3YR HARD             306875.92    1136.58          360        359        8.25           0       0         0   0.375
17169496   GR3. 3YR HARD             181630.62     672.71          360        359        8.25           0       0         0   0.375
17169497   GR3. 3YR HARD             215524.54     745.46          360        359        8.25           0       0         0   0.375
17169498   GR3. 3YR HARD              185989.7      643.3          360        359        8.25           0       0         0   0.375
17169820   GR3. 3YR HARD              67872.99     268.68          360        359        8.25           0       0         0   0.375
17169821   GR3. 3YR HARD                220000     813.16          360        360       1.625           0       0         0   0.375
17169822   GR2. 1YR/Other            602070.16    1929.84          360        359       7.625           0       0         0   0.375
17169823   GR3. 3YR HARD                181600     648.75          360        360       1.375           0       0         0   0.375
17169824   GR3. 3YR HARD              91785.55     328.59          360        359        8.25           0       0         0   0.375
17169825   GR2. 1YR/Other               347500    1007.17          480        480           8           0       0         0   0.375
17169828   GR3. 3YR HARD                 90000     379.44          360        360       2.625           0       0         0   0.375
17169829   GR2. 1YR/Other               174900     582.86          360        359         8.5           0       0         0   0.375
17169800   GR3. 3YR HARD                328000    1127.43          480        480       8.125           0       0         0   0.375
17169802   GR3. 3YR HARD             399046.77    1286.56          360        359         7.5           0       0         0   0.375
17169803   GR2. 1YR/Other               234283        923          360        359           8           0       0         0   0.375
17169805   GR3. 3YR HARD              349628.7     1209.3          360        359           8           0       0         0   0.375
17169481   GR2. 1YR/Other            319485.82     847.51          480        479       7.875           0       0         0   0.375
17169806   GR1. NOPP                   1920000    7838.23          360        360           8           0       0         0   0.375
17169483   GR3. 3YR HARD             593889.84    2054.16          360        359        8.25           0       0         0   0.375
17169807   GR3. 3YR HARD              718284.2     2315.8          360        359        7.75           0       0         0   0.375
17169484   GR3. 3YR HARD             327278.01    1131.99          360        359        8.25           0       0         0   0.375
17169485   GR3. 3YR HARD             375172.35    1297.65          360        359        8.25           0       0         0   0.375
17169437   GR3. 3YR HARD             425401.24    1466.07          360        358        8.25           0       0         0   0.375
17169439   GR3. 3YR HARD             408640.93    1312.29          360        358        8.25           0       0         0   0.375
17169440   GR3. 3YR HARD             203287.32     700.59          360        358        8.25           0       0         0   0.375
17169442   GR3. 3YR HARD             275392.47     952.53          360        359        8.25           0       0         0   0.375
17169445   GR2. 1YR/Other            390173.38    1396.83          360        359       8.375           0       0         0   0.375
17169447   GR2. 1YR/Other             114261.5     393.78          360        358        8.25           0       0         0   0.375
17169449   GR3. 3YR HARD             262665.78     879.78          360        359       8.125           0       0         0   0.375
17169453   GR2. 1YR/Other             251529.3      995.7          360        359       8.375           0       0         0   0.375
17169455   GR3. 3YR HARD             429309.09    1138.83          480        479       7.875           0       0         0   0.375
17169456   GR2. 1YR/Other             309002.7      819.7          480        479       8.125           0       0         0   0.375
17169457   GR3. 3YR HARD              331269.2     1145.8          360        359       8.125           0       0         0   0.375
17169458   GR3. 3YR HARD             113902.79     420.44          360        358        8.25           0       0         0   0.375
17169460   GR3. 3YR HARD             207105.28     667.72          360        359       7.625           0       0         0   0.375
17169461   GR3. 3YR HARD             111753.47     386.53          360        359        8.25           0       0         0   0.375
17169462   GR3. 3YR HARD             374767.75    1437.25          360        359       1.875           0       0         0   0.375
17169464   GR3. 3YR HARD              243255.3     900.95          360        359        8.25           0       0         0   0.375
17169466   GR2. 1YR/Other            475201.67    1643.64          360        359         7.5           0       0         0   0.375
17169469   GR3. 3YR HARD              76368.72     322.53          360        359        8.25           0       0         0   0.375
17169471   GR1. NOPP                  997885.9    3572.43          360        359       1.375           0       0         0   0.375
17169473   GR3. 3YR HARD             239321.31     828.29          360        359        8.25           0       0         0   0.375
17169474   GR3. 3YR HARD             276254.46     919.77          360        358       7.625           0       0         0   0.375
17169476   GR3. 3YR HARD             160124.07     591.39          360        358       9.125           0       0         0   0.375
17169477   GR3. 3YR HARD             366285.29    1402.84          360        359           8           0       0         0   0.375
17169478   GR3. 3YR HARD                239200     828.29          360        359        8.25           0       0         0   0.375
17169479   GR3. 3YR HARD             492952.03    1697.99          360        358       8.875           0       0         0   0.375
17172778   GR2. 1YR/Other            103996.01     346.25          360        349         7.5           0       0         0   0.375
17172780   GR3. 3YR HARD             370869.38    1286.08          360        349       8.125           0       0         0   0.375
17172781   GR2. 1YR/Other            141176.57     571.13          360        350        8.25           0       0         0   0.375
17172782   GR2. 1YR/Other            449051.85    1976.05          360        344           8           0       0         0   0.375
17172783   GR2. 1YR/Other            230825.77     823.26          360        344           8           0       0         0   0.375
17172784   GR3. 3YR HARD             335112.56    1120.27          360        344       7.375           0       0         0   0.375
17172785   GR2. 1YR/Other           1117330.97    3602.36          360        359        7.25           0       0         0   0.375
17172788   GR3. 3YR HARD             131037.67     435.11          360        347        8.25           0       0         0   0.375
17172789   GR3. 3YR HARD             239524.37     834.52          360        351        8.25           0       0         0   0.375
17169935   GR2. 1YR/Other               640000    2528.77          360        360         8.5           0       0         0   0.375
17169936   GR3. 3YR HARD                238000     850.24          360        360        8.25           0       0         0   0.375
17169937   GR2. 1YR/Other               201000     669.84          360        360       0.875           0       0         0   0.375
17169939   GR2. 1YR/Other               651000    2058.09          480        480       7.875           0       0         0   0.375
17173200   GR3. 3YR HARD                212586     839.97          360        360       2.125           0       0         0   0.375
17173201   GR3. 3YR HARD                145600     520.15          360        360       1.375           0       0         0   0.375
17173202   GR3. 3YR HARD                231500     976.01          360        360        7.75           0       0         0   0.375
17173203   GR3. 3YR HARD                144000     463.16          360        360        7.75           0       0         0   0.375
17173204   GR3. 3YR HARD                150000     535.87          360        360       1.375           0       0         0   0.375
17173207   GR3. 3YR HARD                244000      707.2          480        480       1.375           0       0         0   0.375
17173208   GR2. 1YR/Other                89600     377.76          360        360       8.625           0       0         0   0.375
17169940   GR3. 3YR HARD                480000    1543.87          360        360       0.625           0       0         0   0.375
17169942   GR2. 1YR/Other               746000    1975.75          480        480       0.875           0       0         0   0.375
17169944   GR2. 1YR/Other               287000     869.11          480        480        8.25           0       0         0   0.375
17169945   GR2. 1YR/Other               752500       2181          480        480       1.375           0       0         0   0.375
17169946   GR2. 1YR/Other               400000    1059.38          480        480        7.25           0       0         0   0.375
17169947   GR1. NOPP                    439200    1851.68          360        360       2.625           0       0         0   0.375
17169948   GR2. 1YR/Other               312000    1153.21          360        360        8.25           0       0         0   0.375
17169949   GR3. 3YR HARD                180000     758.89          360        360       8.125           0       0         0   0.375
17173210   GR3. 3YR HARD                712500    2291.68          360        360       7.875           0       0         0   0.375
17181463   GR1. NOPP                   1414000    4547.98          360        360       7.875           0       0         0   0.375
17181469   GR1. NOPP                   1335000     4769.2          360        360       1.375           0       0         0   0.375
17181479   GR2. 1YR/Other               368000     1551.5          360        360       8.625           0       0         0   0.375
17181480   GR2. 1YR/Other               227500     758.15          360        360        8.25           0       0         0   0.375
17173072   GR3. 3YR HARD                236000     684.01          480        480       1.375           0       0         0   0.375
17181415   GR1. NOPP                    428000    1376.62          360        360       0.625           0       0         0   0.375
17173076   GR3. 3YR HARD                220500     787.72          360        360       1.375           0       0         0   0.375
17173077   GR3. 3YR HARD                350000    1014.42          480        480       1.375           0       0         0   0.375
17173078   GR3. 3YR HARD                384000    1112.96          480        480           8           0       0         0   0.375
17181420   GR2. 1YR/Other               280000     966.34          360        360       1.125           0       0         0   0.375
17181421   GR2. 1YR/Other            295984.92    1244.58          360        359       7.875           0       0         0   0.375
17173081   GR3. 3YR HARD                396800    1369.44          360        360       1.125           0       0         0   0.375
17173082   GR3. 3YR HARD                624000    2144.86          480        480        7.75           0       0         0   0.375
17173083   GR3. 3YR HARD                328000    1382.86          360        360        8.25           0       0         0   0.375
17173084   GR2. 1YR/Other               402000    1064.68          480        480       0.875           0       0         0   0.375
17173086   GR2. 1YR/Other               130400     515.24          360        360       2.125           0       0         0   0.375
17173087   GR2. 1YR/Other               341600    1098.72          360        360         7.5           0       0         0   0.375
17173088   GR1. NOPP                    638560    2053.86          360        360       0.625           0       0         0   0.375
17173089   GR3. 3YR HARD                491400    1424.24          480        480           8           0       0         0   0.375
17173090   GR1. NOPP                    615000    2197.05          360        360       1.375           0       0         0   0.375
17173091   GR2. 1YR/Other               400000    1333.01          360        360       0.875           0       0         0   0.375
17173093   GR2. 1YR/Other               438000    1730.63          360        360       8.375           0       0         0   0.375
17173094   GR3. 3YR HARD                200000     690.24          360        360       1.125           0       0         0   0.375
17173096   GR2. 1YR/Other               720000     2315.8          360        360        7.25           0       0         0   0.375
17173097   GR2. 1YR/Other               270300     1139.6          360        360       2.625           0       0         0   0.375
17173098   GR3. 3YR HARD                177800     592.52          360        360       0.875           0       0         0   0.375
17173099   GR1. NOPP                    194400     768.12          360        360       2.125           0       0         0   0.375
16683668   GR2. 1YR/Other            966541.84    3067.15          360        353           8           0       0         0   0.375
17181450   GR2. 1YR/Other               427000     1373.4          360        360       0.625           0       0         0   0.375
17181455   GR2. 1YR/Other               480000    1656.58          360        360       6.875           0       0         0   0.375
17169775   GR2. 1YR/Other               612000    2418.14          360        360       2.125           0       0         0   0.375
17169776   GR2. 1YR/Other               188000     648.83          360        360           8           0       0         0   0.375
17169777   GR3. 3YR HARD             523819.74    2073.59          360        359        8.25           0       0         0   0.375
17169778   GR3. 3YR HARD             108011.72     373.59          360        359       8.125           0       0         0   0.375
17169779   GR3. 3YR HARD                229600     738.48          360        360       0.625           0       0         0   0.375
17173040   GR3. 3YR HARD                175000     625.18          360        360       1.375           0       0         0   0.375
17173041   GR2. 1YR/Other               540000    1736.85          360        360       0.625           0       0         0   0.375
17173042   GR3. 3YR HARD                 53900     199.22          360        360       1.625           0       0         0   0.375
17173043   GR2. 1YR/Other               650000    2568.29          360        360        8.25           0       0         0   0.375
17173044   GR2. 1YR/Other               400000    1159.34          480        480       1.375           0       0         0   0.375
17173045   GR3. 3YR HARD                251000     807.32          360        360       0.625           0       0         0   0.375
17173046   GR3. 3YR HARD                288000     993.95          360        360       1.125           0       0         0   0.375
17173048   GR2. 1YR/Other               718000    1901.59          480        480       0.875           0       0         0   0.375
17169782   GR2. 1YR/Other               215600     770.22          360        360         8.5           0       0         0   0.375
17169783   GR2. 1YR/Other               360000     953.44          480        480       8.375           0       0         0   0.375
17169784   GR2. 1YR/Other               519000    1669.31          360        360       7.375           0       0         0   0.375
17169785   GR2. 1YR/Other            429630.63    1133.54          480        479       7.375           0       0         0   0.375
17169786   GR2. 1YR/Other               432000    1252.08          480        479        7.75           0       0         0   0.375
17169788   GR3. 3YR HARD              247037.7     977.92          360        359           8           0       0         0   0.375
17169789   GR2. 1YR/Other             315935.7     1164.3          360        359       7.625           0       0         0   0.375
17173051   GR3. 3YR HARD                440000    1518.53          360        360       1.125           0       0         0   0.375
17173052   GR3. 3YR HARD                348000    1201.02          360        360       7.875           0       0         0   0.375
17173053   GR2. 1YR/Other               340000    1093.57          360        360       0.625           0       0         0   0.375
17173054   GR3. 3YR HARD                214400     739.94          360        360       1.125           0       0         0   0.375
17173057   GR3. 3YR HARD             239428.07     771.93          360        359       7.375           0       0         0   0.375
17169790   GR3. 3YR HARD                175000     562.87          360        360       7.125           0       0         0   0.375
17169791   GR3. 3YR HARD             719100.79    1896.29          480        479           8           0       0         0   0.375
17169792   GR3. 3YR HARD             391327.31    1652.69          360        359        8.25           0       0         0   0.375
17169794   GR3. 3YR HARD               77215.3     267.81          360        359       7.875           0       0         0   0.375
17169795   GR2. 1YR/Other            220643.23     869.27          360        359       7.875           0       0         0   0.375
17169796   GR2. 1YR/Other               219920     868.95          360        360       8.625           0       0         0   0.375
17169797   GR3. 3YR HARD                288000    1028.86          360        360       1.375           0       0         0   0.375
17169798   GR2. 1YR/Other           1566268.41    4131.59          480        479       7.625           0       0         0   0.375
17169799   GR2. 1YR/Other            373296.25    1283.85          360        359           8           0       0         0   0.375
17181402   GR2. 1YR/Other              1500000    3972.68          480        480           7           0       0         0   0.375
17181403   GR2. 1YR/Other           2205469.86    7592.64          360        359       6.875           0       0         0   0.375
17173061   GR3. 3YR HARD             343242.79    1187.21          360        359        8.25           0       0         0   0.375
17181407   GR2. 1YR/Other               572000    1966.12          480        480       8.625           0       0         0   0.375
17173064   GR3. 3YR HARD                319920     847.29          480        480       0.875           0       0         0   0.375
17173065   GR2. 1YR/Other              1000000    2648.45          480        480       0.875           0       0         0   0.375
17173066   GR3. 3YR HARD                688000    2175.06          480        480       1.875           0       0         0   0.375
17173067   GR3. 3YR HARD                476000       1531          360        360       0.625           0       0         0   0.375
17173068   GR3. 3YR HARD                182400     674.19          360        360       1.625           0       0         0   0.375
17173015   GR3. 3YR HARD             239471.71     828.29          360        359        8.25           0       0         0   0.375
17173016   GR3. 3YR HARD                275000    1086.58          360        360       2.125           0       0         0   0.375
17173017   GR3. 3YR HARD                300000    1185.36          360        360       2.125           0       0         0   0.375
17173018   GR3. 3YR HARD                476000       1531          360        360       0.625           0       0         0   0.375
17169750   GR2. 1YR/Other            321130.96     969.04          480        479         7.5           0       0         0   0.375
17169751   GR2. 1YR/Other            429468.08    1296.09          480        479       7.375           0       0         0   0.375
17169752   GR3. 3YR HARD                396000    1273.69          360        360       7.375           0       0         0   0.375
17169753   GR3. 3YR HARD              239450.2      799.8          360        359           8           0       0         0   0.375
17169755   GR3. 3YR HARD             167571.78     576.35          360        359           8           0       0         0   0.375
17169756   GR2. 1YR/Other               900000    2894.76          360        360       7.625           0       0         0   0.375
17169757   GR1. NOPP                    385950    1733.09          360        360       3.125           0       0         0   0.375
17169759   GR3. 3YR HARD                220000     869.27          360        360       2.125           0       0         0   0.375
17173023   GR2. 1YR/Other               472000    1628.97          360        360       1.125           0       0         0   0.375
17173024   GR3. 3YR HARD             187706.08     739.35          360        359        8.25           0       0         0   0.375
17173026   GR3. 3YR HARD                268000     924.92          360        360       7.375           0       0         0   0.375
17173027   GR2. 1YR/Other                61432     267.36          360        360       2.875           0       0         0   0.375
17173028   GR2. 1YR/Other               240000     771.93          360        360        7.75           0       0         0   0.375
17173029   GR1. NOPP                    255500     851.46          360        360           8           0       0         0   0.375
17169760   GR2. 1YR/Other               905000    2910.84          360        360       7.125           0       0         0   0.375
17169761   GR2. 1YR/Other            802552.79    2863.88          480        479       7.875           0       0         0   0.375
17169763   GR2. 1YR/Other            902298.42    3326.58          360        359       7.125           0       0         0   0.375
17169765   GR2. 1YR/Other               181230     603.95          360        360       0.875           0       0         0   0.375
17169766   GR1. NOPP                 998052.54    3822.46          360        359       1.875           0       0         0   0.375
17169767   GR1. NOPP                 517902.29    1430.21          480        479         7.5           0       0         0   0.375
17169769   GR2. 1YR/Other               220000     707.61          360        360       0.625           0       0         0   0.375
17173033   GR2. 1YR/Other               464560    1494.21          360        360       0.625           0       0         0   0.375
17173035   GR3. 3YR HARD                720000     2315.8          360        360       0.625           0       0         0   0.375
17173037   GR3. 3YR HARD                398320    1374.68          360        360       1.125           0       0         0   0.375
17173038   GR3. 3YR HARD                454000    1460.24          360        360       0.625           0       0         0   0.375
17173039   GR2. 1YR/Other               350000    1014.42          480        480           8           0       0         0   0.375
17169771   GR3. 3YR HARD             374356.48    1581.02          360        359        7.75           0       0         0   0.375
17169749   GR2. 1YR/Other            623178.27     1997.7          360        359         7.5           0       0         0   0.375
17173010   GR3. 3YR HARD                492000    1425.98          480        480        7.75           0       0         0   0.375
17173011   GR3. 3YR HARD                388000    1533.07          360        360       7.125           0       0         0   0.375
17173012   GR3. 3YR HARD                280000    1106.34          360        360       2.125           0       0         0   0.375
17173013   GR3. 3YR HARD                288000     1064.5          360        360       1.625           0       0         0   0.375
17169395   GR2. 1YR/Other            876192.69    2814.35          360        358           8           0       0         0   0.375
17169396   GR3. 3YR HARD             198408.95     837.94          360        359       8.125           0       0         0   0.375
17169397   GR1. NOPP                 437572.97    1566.51          360        359       1.375           0       0         0   0.375
17169398   GR3. 3YR HARD              248451.9     859.35          360        359        8.25           0       0         0   0.375
17169399   GR2. 1YR/Other            191548.38     757.25          360        358        8.25           0       0         0   0.375
17169720   GR3. 3YR HARD             267330.25     924.65          360        359        7.75           0       0         0   0.375
17169721   GR3. 3YR HARD             239551.71     948.29          360        359        8.25           0       0         0   0.375
17169723   GR3. 3YR HARD             473954.43    1639.32          360        359        8.25           0       0         0   0.375
17169724   GR2. 1YR/Other            253525.56    1003.61          360        359       8.625           0       0         0   0.375
17169726   GR2. 1YR/Other            231048.31    1032.35          360        358           8           0       0         0   0.375
17169729   GR3. 3YR HARD             365593.48    1264.52          360        359           8           0       0         0   0.375
17169730   GR1. NOPP                    229950     908.58          360        360       2.125           0       0         0   0.375
17169731   GR2. 1YR/Other            220781.97     707.61          360        359        7.75           0       0         0   0.375
17169732   GR2. 1YR/Other            308647.32     990.65          360        359       7.625           0       0         0   0.375
17169735   GR2. 1YR/Other            509875.19    1763.56          360        359       8.625           0       0         0   0.375
17169737   GR3. 3YR HARD                362000    1293.22          360        360       1.375           0       0         0   0.375
17169739   GR2. 1YR/Other            572487.79    1839.78          360        359        7.75           0       0         0   0.375
17173000   GR2. 1YR/Other               209000     881.15          360        360       2.625           0       0         0   0.375
17173001   GR3. 3YR HARD                504000    1334.82          480        480        7.75           0       0         0   0.375
17173003   GR3. 3YR HARD                160000     591.39          360        360       8.125           0       0         0   0.375
17173004   GR3. 3YR HARD                238400     819.45          480        480        7.75           0       0         0   0.375
17173005   GR3. 3YR HARD                340000    1433.45          360        360       2.625           0       0         0   0.375
17173006   GR2. 1YR/Other               400000    1686.42          360        360       8.625           0       0         0   0.375
17173009   GR3. 3YR HARD                196000     676.44          360        360       1.125           0       0         0   0.375
17169742   GR2. 1YR/Other            308324.15     988.28          360        359       7.625           0       0         0   0.375
17169743   GR3. 3YR HARD                212000     837.66          360        360       2.125           0       0         0   0.375
17169746   GR3. 3YR HARD                311000    1228.83          360        360       8.125           0       0         0   0.375
17169747   GR3. 3YR HARD             343211.94    1146.39          360        359           8           0       0         0   0.375
17169748   GR3. 3YR HARD                164000        648          360        360       2.125           0       0         0   0.375
17169343   GR2. 1YR/Other            271375.11     889.52          360        353         7.5           0       0         0   0.375
17169344   GR1. NOPP                 474587.15    1254.51          480        478           8           0       0         0   0.375
17169345   GR2. 1YR/Other            959692.31    3174.97          360        356         7.5           0       0         0   0.375
17169346   GR3. 3YR HARD              395062.7     1386.1          360        351        7.75           0       0         0   0.375
17169347   GR1. NOPP                 521690.63    1356.01          480        474        8.25           0       0         0   0.375
17169348   GR2. 1YR/Other            183270.88     585.39          360        354       7.875           0       0         0   0.375
17169349   GR2. 1YR/Other            457209.26    1553.04          360        354        8.25           0       0         0   0.375
17170100   GR3. 3YR HARD                284391    1051.16          360        360       1.625           0       0         0   0.375
17169350   GR2. 1YR/Other           1452316.03    5144.31          360        356        8.25           0       0         0   0.375
17169351   GR2. 1YR/Other            520402.92    1685.39          360        354           8           0       0         0   0.375
17169353   GR3. 3YR HARD                572000    2260.09          360        360       2.125           0       0         0   0.375
17169355   GR2. 1YR/Other               124636     330.09          480        479       7.625           0       0         0   0.375
17169357   GR2. 1YR/Other               232000     672.42          480        480       1.375           0       0         0   0.375
17169358   GR2. 1YR/Other            407824.28    1852.46          360        352        8.25           0       0         0   0.375
17169360   GR2. 1YR/Other               600000    1929.84          360        360       8.625           0       0         0   0.375
17169362   GR2. 1YR/Other            519495.15    1896.15          360        355         8.5           0       0         0   0.375
17169363   GR2. 1YR/Other            815411.34    2782.53          360        355       7.875           0       0         0   0.375
17169364   GR1. NOPP                 819968.54    3049.36          360        357         8.5           0       0         0   0.375
17169365   GR1. NOPP                    591370    2143.46          360        357         8.5           0       0         0   0.375
17169366   GR3. 3YR HARD             309186.32    1017.37          480        477       8.125           0       0         0   0.375
17169367   GR1. NOPP                  495424.3    1786.22          360        357         8.5           0       0         0   0.375
17169370   GR1. NOPP                    288541    1218.59          360        359       7.625           0       0         0   0.375
17169371   GR2. 1YR/Other            562829.79    2069.87          360        357       8.375           0       0         0   0.375
17169373   GR1. NOPP                 383188.19    1371.81          360        359       1.375           0       0         0   0.375
17169375   GR3. 3YR HARD             219284.49     806.69          360        357        8.25           0       0         0   0.375
17169378   GR2. 1YR/Other             371511.4    1226.37          360        356       7.625           0       0         0   0.375
17169379   GR1. NOPP                 518900.66    1857.67          360        359       1.375           0       0         0   0.375
17169700   GR2. 1YR/Other               400000    1580.48          360        360        7.75           0       0         0   0.375
17169701   GR2. 1YR/Other            587830.82    1618.69          480        478           7           0       0         0   0.375
17169702   GR2. 1YR/Other            346236.18    1197.57          360        359       8.625           0       0         0   0.375
17169703   GR2. 1YR/Other            180833.01     672.71          360        359       1.625           0       0         0   0.375
17169380   GR1. NOPP                    367256    1502.33          360        359       2.375           0       0         0   0.375
17169705   GR2. 1YR/Other            245969.99     816.47          360        359       8.375           0       0         0   0.375
17169381   GR3. 3YR HARD              279639.8      885.2          480        479         8.5           0       0         0   0.375
17169706   GR3. 3YR HARD                245000     816.47          360        360       0.875           0       0         0   0.375
17169382   GR3. 3YR HARD               83317.3     327.65          360        347        9.25           0       0         0   0.375
17169707   GR1. NOPP                 517887.54    1922.02          360        358       1.625           0       0         0   0.375
17169708   GR2. 1YR/Other                91000     303.26          360        360           8           0       0         0   0.375
17169384   GR3. 3YR HARD             245102.22     905.57          360        358       8.125           0       0         0   0.375
17169709   GR3. 3YR HARD                490000    1576.03          360        360       0.625           0       0         0   0.375
17169385   GR2. 1YR/Other            256958.29    1085.21          360        359        8.25           0       0         0   0.375
17169386   GR1. NOPP                 402148.02    1439.69          360        359       1.375           0       0         0   0.375
17169388   GR1. NOPP                 662596.23     2372.1          360        359       1.375           0       0         0   0.375
17169389   GR2. 1YR/Other            438165.86    1152.08          480        477        8.25           0       0         0   0.375
17169711   GR3. 3YR HARD              97425.23     398.44          360        359       2.375           0       0         0   0.375
17169712   GR3. 3YR HARD             219553.51     813.16          360        359        8.25           0       0         0   0.375
16573634   GR3. 3YR HARD             633873.76    2092.82          360        353       6.125           0       0         0   0.375
17169713   GR2. 1YR/Other               650000    2243.28          360        360       7.625           0       0         0   0.375
17169390   GR3. 3YR HARD             166635.51     574.28          360        358        8.25           0       0         0   0.375
17169714   GR2. 1YR/Other            503902.97    1391.41          480        479       7.625           0       0         0   0.375
17169716   GR2. 1YR/Other            166646.43     746.54          360        359       7.875           0       0         0   0.375
17169392   GR2. 1YR/Other            751973.07    2173.76          480        478           8           0       0         0   0.375
17169393   GR3. 3YR HARD             130548.54     549.77          360        358        8.25           0       0         0   0.375
17169717   GR3. 3YR HARD                800000    2573.12          360        360       0.625           0       0         0   0.375
17169718   GR2. 1YR/Other            255437.45     974.73          360        358       8.625           0       0         0   0.375
17169719   GR3. 3YR HARD             295741.63       1249          360        359        8.25           0       0         0   0.375
17169413   GR3. 3YR HARD               81784.1     281.62          360        356        8.25           0       0         0   0.375
17169414   GR3. 3YR HARD             341270.98     978.19          480        476        8.25           0       0         0   0.375
17169416   GR3. 3YR HARD             466225.92     1612.4          360        357       7.625           0       0         0   0.375
17169417   GR3. 3YR HARD             260595.86     750.09          480        477        8.25           0       0         0   0.375
17169418   GR3. 3YR HARD             122991.59     422.77          360        357         7.5           0       0         0   0.375
17169419   GR3. 3YR HARD             219322.04     753.74          360        357        7.75           0       0         0   0.375
17169420   GR3. 3YR HARD             356429.85    1228.63          360        358           8           0       0         0   0.375
17169421   GR2. 1YR/Other            166054.02     454.56          480        476       8.625           0       0         0   0.375
17169423   GR3. 3YR HARD             280196.28     966.34          360        358        8.25           0       0         0   0.375
17169424   GR3. 3YR HARD             650906.12    2250.18          360        358        8.25           0       0         0   0.375
17169425   GR3. 3YR HARD             370504.33    1190.07          360        358       8.125           0       0         0   0.375
17169427   GR3. 3YR HARD             209537.75     724.75          360        359       7.875           0       0         0   0.375
17169430   GR3. 3YR HARD             440622.75    1518.53          360        358        8.25           0       0         0   0.375
17169431   GR2. 1YR/Other            673972.83    1870.92          480        479       7.875           0       0         0   0.375
17169432   GR3. 3YR HARD             256362.32     883.51          360        358        8.25           0       0         0   0.375
17169433   GR3. 3YR HARD             229588.13     938.95          360        359        8.25           0       0         0   0.375
17169434   GR1. NOPP                1080765.32    3876.09          360        359       1.375           0       0         0   0.375
17169436   GR3. 3YR HARD             688754.73     2220.6          360        359       7.625           0       0         0   0.375
17172796   GR3. 3YR HARD             296755.39     939.19          360        354       8.125           0       0         0   0.375
17169402   GR2. 1YR/Other            496753.55     1711.8          360        358        8.25           0       0         0   0.375
17169404   GR3. 3YR HARD             600817.84    1929.84          360        358       8.125           0       0         0   0.375
17169405   GR3. 3YR HARD             500707.67     1725.6          360        358        8.25           0       0         0   0.375
17169407   GR2. 1YR/Other            462999.16    1479.54          360        358       7.375           0       0         0   0.375
17169408   GR3. 3YR HARD             182217.94        743          360        358        8.25           0       0         0   0.375
17169409   GR3. 3YR HARD             224781.53     829.72          360        358        8.25           0       0         0   0.375
17169617   GR2. 1YR/Other               493000    1585.68          360        360       6.875           0       0         0   0.375
17170050   GR2. 1YR/Other               360000     1157.9          360        360       7.875           0       0         0   0.375
17170051   GR3. 3YR HARD                320000    1192.13          480        480         7.5           0       0         0   0.375
17170052   GR2. 1YR/Other               840000    2701.77          360        360       0.625           0       0         0   0.375
17170053   GR2. 1YR/Other              1218750     3227.8          480        480        7.75           0       0         0   0.375
17170054   GR2. 1YR/Other               184500     636.75          360        360        7.75           0       0         0   0.375
17169925   GR2. 1YR/Other            997616.93     3216.4          360        359           8           0       0         0   0.375
17169926   GR2. 1YR/Other            946351.84    3033.06          360        359        7.75           0       0         0   0.375
17169927   GR2. 1YR/Other               612000    1773.78          480        480       7.875           0       0         0   0.375
17169928   GR2. 1YR/Other               350000     926.96          480        480       0.875           0       0         0   0.375
17181219   GR1. NOPP                 748414.42    2679.33          360        359       1.375           0       0         0   0.375
17169930   GR2. 1YR/Other                79450     220.21          480        480       8.625           0       0         0   0.375
17169933   GR2. 1YR/Other               235000     755.85          360        360       7.625           0       0         0   0.375
17169934   GR1. NOPP                    256000     879.94          480        480       2.375           0       0         0   0.375
17172791   GR3. 3YR HARD             544585.58     1772.9          360        352        8.25           0       0         0   0.375
17172792   GR3. 3YR HARD             210482.47     905.23          360        354        8.25           0       0         0   0.375
17172795   GR2. 1YR/Other            214916.62     789.14          360        354       8.375           0       0         0   0.375
17169341   GR2. 1YR/Other            446202.63    1397.39          360        348         7.5           0       0         0   0.375
17181497   GR1. NOPP                     76930     213.23          480        480           8           0       0         0   0.375
17172897   GR2. 1YR/Other            174614.79     603.96          360        359       7.875           0       0         0   0.375
17172828   GR2. 1YR/Other            208230.91     669.01          360        358       7.875           0       0         0   0.375
17172846   GR3. 3YR HARD             299339.64    1035.36          360        359        8.25           0       0         0   0.375
17172863   GR3. 3YR HARD             289308.92     932.75          360        359        7.75           0       0         0   0.375
17172866   GR3. 3YR HARD             219515.74     759.26          360        359        8.25           0       0         0   0.375
17172868   GR1. NOPP                 336757.09    1164.79          360        359           8           0       0         0   0.375
17172870   GR3. 3YR HARD             526837.76    1822.24          360        359        8.25           0       0         0   0.375
17172883   GR3. 3YR HARD             359207.57    1242.43          360        359        8.25           0       0         0   0.375
17172826   GR2. 1YR/Other            411338.56    1321.94          360        358       7.375           0       0         0   0.375
17172940   GR3. 3YR HARD             229074.02     765.15          360        359        7.75           0       0         0   0.375
17172972   GR1. NOPP                 582623.48    2162.27          360        358       1.625           0       0         0   0.375
17216583   GR1. NOPP                    485600    1561.88          360        360           8           0       0         0   0.375
17216584   GR1. NOPP                    496000    1652.93          360        360           8           0       0         0   0.375
17216585   GR1. NOPP                    451952    1559.78          360        360           8           0       0         0   0.375
17216586   GR1. NOPP                    314900    1690.45          360        360        7.82           0    1.18         0   0.375
17216587   GR1. NOPP                    456000    1685.46          360        360       1.625           0       0         0   0.375
17216588   GR1. NOPP                    337600    1165.13          360        360       1.125           0       0         0   0.375
17216589   GR1. NOPP                    224000     593.25          480        480       0.875           0       0         0   0.375
17216590   GR1. NOPP                    560000    1801.18          360        360       0.625           0       0         0   0.375
17216591   GR1. NOPP                   1382500    4752.04          480        480           8           0       0         0   0.375
17216592   GR1. NOPP                    230000     739.77          360        360       0.625           0       0         0   0.375
17216593   GR1. NOPP                    500000    1324.23          480        480        7.25           0       0         0   0.375
17216594   GR1. NOPP                    539000    1796.23          360        360       0.875           0       0         0   0.375
17216595   GR1. NOPP                    368300    1653.83          360        360       2.585           0    0.54         0   0.375
17216596   GR1. NOPP                    127400     424.56          360        360       0.875           0       0         0   0.375
17216597   GR1. NOPP                    999999    3216.39          360        360       0.625           0       0         0   0.375
17172917   GR3. 3YR HARD             140758.04     594.46          360        359        8.25           0       0         0   0.375
17172929   GR3. 3YR HARD             111797.73     454.27          360        359         7.5           0       0         0   0.375
17216582   GR1. NOPP                    171524     454.27          480        480        7.25           0       0         0   0.375
17172945   GR3. 3YR HARD                255000     880.06          360        360        8.25           0       0         0   0.375
17172950   GR2. 1YR/Other            420708.69    1506.14          360        359           8           0       0         0   0.375
17172951   GR2. 1YR/Other            271424.97      971.7          360        359        8.25           0       0         0   0.375
17172953   GR1. NOPP                 283423.61    1049.72          360        359       8.375           0       0         0   0.375
17172956   GR2. 1YR/Other            842715.66    2339.34          480        479        8.25           0       0         0   0.375
17172969   GR3. 3YR HARD                272000     874.86          360        360       0.625           0       0         0   0.375
17172982   GR3. 3YR HARD                121800     368.84          480        480       1.625           0       0         0   0.375
17172984   GR2. 1YR/Other               176000     566.09          360        360       0.625           0       0         0   0.375
17172988   GR3. 3YR HARD             139715.86     517.47          360        359           8           0       0         0   0.375
17172993   GR3. 3YR HARD                167200     704.92          360        360       8.125           0       0         0   0.375
17173002   GR3. 3YR HARD                210000     675.44          360        360        7.75           0       0         0   0.375
17173008   GR3. 3YR HARD                435000    1152.08          480        480       0.875           0       0         0   0.375
17173014   GR2. 1YR/Other               364000    1256.24          360        360       7.875           0       0         0   0.375
17173019   GR2. 1YR/Other               637500    2050.45          360        360       0.625           0       0         0   0.375
17173021   GR3. 3YR HARD               1480000    3919.71          480        480        8.25           0       0         0   0.375
17173022   GR2. 1YR/Other               289600    1144.27          360        360       2.125           0       0         0   0.375
17173025   GR2. 1YR/Other               344000    1359.22          360        360       2.125           0       0         0   0.375
17173030   GR2. 1YR/Other               273000    1078.68          360        360       2.125           0       0         0   0.375
17173034   GR2. 1YR/Other               222600     795.22          360        360       8.625           0       0         0   0.375
17173036   GR3. 3YR HARD                137600     474.89          360        360       1.125           0       0         0   0.375
17173047   GR2. 1YR/Other               744000       2393          360        360       0.625           0       0         0   0.375
17173050   GR2. 1YR/Other               648000    2084.22          360        360       0.625           0       0         0   0.375
17173055   GR3. 3YR HARD                122250     515.41          360        360       2.625           0       0         0   0.375
17173056   GR3. 3YR HARD             202335.42     675.83          360        359           8           0       0         0   0.375
17173058   GR3. 3YR HARD                349016     1163.1          360        360       0.875           0       0         0   0.375
17173059   GR3. 3YR HARD             877984.06    2932.61          360        359           8           0       0         0   0.375
17173060   GR2. 1YR/Other            491251.31    1363.69          480        479       7.875           0       0         0   0.375
17173062   GR3. 3YR HARD                556500    1854.55          360        360       0.875           0       0         0   0.375
17173063   GR3. 3YR HARD                787500    2085.66          480        480       0.875           0       0         0   0.375
17173069   GR3. 3YR HARD                820560    2639.25          360        360       0.625           0       0         0   0.375
17173070   GR1. NOPP                    672500    2402.46          360        360       1.375           0       0         0   0.375
17173071   GR1. NOPP                    440000    1415.21          360        360         7.5           0       0         0   0.375
17172812   GR3. 3YR HARD             169557.45     741.59          360        357       8.625           0       0         0   0.375
17170023   GR3. 3YR HARD                340000    1173.41          360        360       1.125           0       0         0   0.375
17170025   GR3. 3YR HARD                516000    1631.29          480        480       1.875           0       0         0   0.375
17170028   GR2. 1YR/Other               269500     962.77          360        360       8.625           0       0         0   0.375
17170031   GR3. 3YR HARD                346400     917.42          480        480         7.5           0       0         0   0.375
17170039   GR2. 1YR/Other               144000     568.97          360        360       7.875           0       0         0   0.375
17170041   GR1. NOPP                    608000    2098.33          360        360       1.125           0       0         0   0.375
17170043   GR3. 3YR HARD                433600    1394.63          360        360       7.625           0       0         0   0.375
17170055   GR3. 3YR HARD                512000    1767.02          360        360       7.875           0       0         0   0.375
17170059   GR2. 1YR/Other               792000    2733.35          360        360       8.625           0       0         0   0.375
17170062   GR3. 3YR HARD                276000     730.97          480        480       7.125           0       0         0   0.375
17170065   GR1. NOPP                    105000     337.72          360        360       0.625           0       0         0   0.375
17170072   GR3. 3YR HARD                640000    2058.49          360        360       0.625           0       0         0   0.375
17172922   GR3. 3YR HARD                 93100     321.31          360        360       1.125           0       0         0   0.375
17172936   GR3. 3YR HARD             558767.33    1932.67          360        359       8.125           0       0         0   0.375
17170080   GR2. 1YR/Other               475000    1527.79          360        360       0.625           0       0         0   0.375
17170092   GR3. 3YR HARD                560000    1623.07          480        480           8           0       0         0   0.375
17170013   GR2. 1YR/Other               373000    1199.72          360        360       0.625           0       0         0   0.375
17170020   GR2. 1YR/Other               136000     537.36          360        360       8.625           0       0         0   0.375
17170021   GR3. 3YR HARD                316000    1016.38          360        360         7.5           0       0         0   0.375
17170022   GR2. 1YR/Other               212000     681.88          360        360       7.875           0       0         0   0.375
17169943   GR2. 1YR/Other               284800    1162.67          360        360       2.375           0       0         0   0.375
17169953   GR3. 3YR HARD                264000     849.13          360        360       0.625           0       0         0   0.375
17169961   GR3. 3YR HARD                236000     684.01          480        480       8.125           0       0         0   0.375
17169964   GR3. 3YR HARD                191960     758.47          360        360       2.125           0       0         0   0.375
17169969   GR2. 1YR/Other               272000     874.86          360        360       7.375           0       0         0   0.375
17169977   GR3. 3YR HARD                176000     510.11          480        480       7.625           0       0         0   0.375
17169980   GR3. 3YR HARD                205000     659.36          360        360       0.625           0       0         0   0.375
17169995   GR2. 1YR/Other               460000    1587.55          360        360           8           0       0         0   0.375
17170000   GR2. 1YR/Other                67830     188.01          480        480       8.625           0       0         0   0.375
17170007   GR2. 1YR/Other               110000     366.58          360        360       7.875           0       0         0   0.375
17170011   GR3. 3YR HARD                286900     759.84          480        480       7.875           0       0         0   0.375
17170012   GR3. 3YR HARD                320000    1029.25          360        360        7.75           0       0         0   0.375
17169858   GR2. 1YR/Other               208000     550.88          480        480           8           0       0         0   0.375
17169863   GR2. 1YR/Other               384000    1325.26          360        360         7.5           0       0         0   0.375
17169869   GR3. 3YR HARD                607500    2643.88          360        360       2.875           0       0         0   0.375
17169874   GR2. 1YR/Other               172900     576.19          360        360       7.625           0       0         0   0.375
17169876   GR1. NOPP                    787000    2811.51          360        360       1.375           0       0         0   0.375
17169887   GR2. 1YR/Other               312000    1232.78          360        360       8.375           0       0         0   0.375
17169894   GR3. 3YR HARD             203568.72     728.78          360        359       1.375           0       0         0   0.375
17169904   GR3. 3YR HARD                357200     1148.9          360        360       0.625           0       0         0   0.375
17169909   GR3. 3YR HARD                249000     659.46          480        480       7.875           0       0         0   0.375
17169911   GR2. 1YR/Other               328000    1054.98          360        360       7.875           0       0         0   0.375
17169919   GR2. 1YR/Other               684000    2200.01          360        360       0.625           0       0         0   0.375
17169699   GR3. 3YR HARD                504000    1679.59          360        360       0.875           0       0         0   0.375
17169715   GR2. 1YR/Other               652500    1808.55          480        480       1.125           0       0         0   0.375
17169722   GR2. 1YR/Other               825000    2653.53          360        360       7.875           0       0         0   0.375
17169725   GR2. 1YR/Other               840000    2899.01          360        360       1.125           0       0         0   0.375
17169727   GR2. 1YR/Other            110671.53     393.86          360        359         8.5           0       0         0   0.375
17169728   GR3. 3YR HARD                416000     1435.7          360        360       1.125           0       0         0   0.375
17169741   GR2. 1YR/Other            481656.13    1543.87          360        359       7.625           0       0         0   0.375
17169744   GR3. 3YR HARD                133500     429.39          360        360       0.625           0       0         0   0.375
17169762   GR2. 1YR/Other               182000     606.52          360        360           7           0       0         0   0.375
17169768   GR2. 1YR/Other               267150     740.47          480        480       1.125           0       0         0   0.375
17169781   GR2. 1YR/Other            455694.03    1466.68          360        359       7.625           0       0         0   0.375
17169808   GR1. NOPP                   1360000     4374.3          360        360       6.875           0       0         0   0.375
17169813   GR2. 1YR/Other               486400    1288.21          480        480         8.5           0       0         0   0.375
17169819   GR3. 3YR HARD                750000     2412.3          360        360        7.25           0       0         0   0.375
17169826   GR3. 3YR HARD             586598.76    1891.24          360        359       8.125           0       0         0   0.375
17169835   GR2. 1YR/Other               528000    1698.26          360        360       7.625           0       0         0   0.375
17169846   GR2. 1YR/Other               976500    2586.21          480        480        7.75           0       0         0   0.375
17169656   GR3. 3YR HARD                110600     306.55          480        480       8.125           0       0         0   0.375
17169657   GR3. 3YR HARD                 92000     295.91          360        360       0.625           0       0         0   0.375
17169683   GR2. 1YR/Other            190811.96     706.71          360        359           8           0       0         0   0.375
17173130   GR3. 3YR HARD                180000     711.22          360        360       2.125           0       0         0   0.375
17173137   GR3. 3YR HARD                588000    1891.24          360        360       7.375           0       0         0   0.375
17173139   GR3. 3YR HARD                175200     563.51          360        360       7.625           0       0         0   0.375
17173140   GR3. 3YR HARD                575000    1849.43          360        360       0.625           0       0         0   0.375
17173143   GR3. 3YR HARD                175000     553.25          480        480           8           0       0         0   0.375
17173150   GR2. 1YR/Other               560000    1801.18          360        360       7.625           0       0         0   0.375
17173160   GR3. 3YR HARD                356250    1145.84          360        360        7.75           0       0         0   0.375
17173161   GR2. 1YR/Other               650000    2243.28          360        360        7.25           0       0         0   0.375
17173167   GR3. 3YR HARD                350000    1125.74          360        360       0.625           0       0         0   0.375
17173186   GR2. 1YR/Other               260000     961.01          360        360       7.625           0       0         0   0.375
17173195   GR3. 3YR HARD                468750    1507.69          360        360       0.625           0       0         0   0.375
17173199   GR2. 1YR/Other               181600      584.1          360        360       7.625           0       0         0   0.375
17173205   GR3. 3YR HARD                193600     622.69          360        360       0.625           0       0         0   0.375
17181194   GR1. NOPP                    504500    1864.73          360        360       1.625           0       0         0   0.375
17181228   GR2. 1YR/Other            326420.27     1052.4          360        359        8.25           0       0         0   0.375
17181295   GR1. NOPP                    435000    1833.98          360        360       2.625           0       0         0   0.375
17181416   GR1. NOPP                    867000     3097.3          360        360       1.375           0       0         0   0.375
17181438   GR2. 1YR/Other               234000     752.64          360        360         7.5           0       0         0   0.375
17181443   GR2. 1YR/Other               180000     711.22          360        360        7.25           0       0         0   0.375
17181540   GR2. 1YR/Other               450000     1191.8          480        480       7.625           0       0         0   0.375
17181570   GR1. NOPP                    358000    1151.47          360        360       0.625           0       0         0   0.375
17169383   GR3. 3YR HARD             178107.66     621.22          360        359        8.25           0       0         0   0.375
17169443   GR1. NOPP                 767174.68    2746.49          360        359       1.375           0       0         0   0.375
17169446   GR3. 3YR HARD             830853.26    2765.99          360        358        7.75           0       0         0   0.375
17169450   GR3. 3YR HARD             248252.34     858.66          360        359        8.25           0       0         0   0.375
17169451   GR3. 3YR HARD             100155.12     369.62          360        358       8.375           0       0         0   0.375
17169454   GR2. 1YR/Other           1806015.82    6246.68          360        359       7.625           0       0         0   0.375
17169459   GR3. 3YR HARD             155629.69     538.39          360        359       8.125           0       0         0   0.375
17169472   GR1. NOPP                 848203.01    3036.57          360        359       1.375           0       0         0   0.375
17169480   GR3. 3YR HARD             231489.22     800.68          360        359       7.875           0       0         0   0.375
17169482   GR3. 3YR HARD             558665.49    1801.18          360        359        8.25           0       0         0   0.375
17169488   GR3. 3YR HARD             207542.15     717.85          360        359        8.25           0       0         0   0.375
17169516   GR3. 3YR HARD                594740    2129.17          360        359       1.375           0       0         0   0.375
17169522   GR3. 3YR HARD                308000    1138.43          360        360       1.625           0       0         0   0.375
17169535   GR3. 3YR HARD             221910.45     767.55          360        359        8.25           0       0         0   0.375
17169545   GR3. 3YR HARD             624830.71    2473.46          360        359        7.75           0       0         0   0.375
17169546   GR1. NOPP                  835230.5    2990.13          360        359       1.375           0       0         0   0.375
17169548   GR3. 3YR HARD             413198.78     1474.7          360        358        7.75           0       0         0   0.375
17169579   GR3. 3YR HARD                288000    1028.86          360        360       1.375           0       0         0   0.375
17169583   GR3. 3YR HARD                276000    1020.15          360        360       1.625           0       0         0   0.375
17169595   GR2. 1YR/Other               256000     914.54          360        360       1.375           0       0         0   0.375
17169614   GR3. 3YR HARD             187829.04     768.17          360        359       2.375           0       0         0   0.375
17169619   GR2. 1YR/Other                88000     347.71          360        360           8           0       0         0   0.375
17170046   GR2. 1YR/Other               224000     593.25          480        480        7.75           0       0         0   0.375
17173079   GR3. 3YR HARD                223000     717.26          360        360       0.625           0       0         0   0.375
17173080   GR2. 1YR/Other               398000    1280.13          360        360       0.625           0       0         0   0.375
17173092   GR3. 3YR HARD                150500     501.54          360        360       0.875           0       0         0   0.375
17173095   GR1. NOPP                    546800    1953.41          360        360       1.375           0       0         0   0.375
17173100   GR3. 3YR HARD                256000     978.55          360        360       1.875           0       0         0   0.375
17173101   GR3. 3YR HARD                120000     443.54          360        360       1.625           0       0         0   0.375
17173106   GR2. 1YR/Other               198400     684.72          360        360        8.25           0       0         0   0.375
17173108   GR3. 3YR HARD                401600     1291.7          360        360           8           0       0         0   0.375
17173112   GR1. NOPP                    294960    1017.97          360        360        7.75           0       0         0   0.375
17173114   GR3. 3YR HARD                354320    1139.63          360        360       0.625           0       0         0   0.375
17173116   GR2. 1YR/Other               115493     384.88          360        360       8.625           0       0         0   0.375
17173117   GR2. 1YR/Other               207000     665.79          360        360         7.5           0       0         0   0.375
17173127   GR3. 3YR HARD                301000    1003.09          360        360       0.875           0       0         0   0.375
17172836   GR3. 3YR HARD             225089.25     811.72          360        358        8.25           0       0         0   0.375
17172849   GR1. NOPP                 287233.87     926.06          360        359        7.75           0       0         0   0.375
17172850   GR2. 1YR/Other            568520.83    1571.57          480        478       8.125           0       0         0   0.375
17172856   GR3. 3YR HARD             278714.43     966.34          360        359        8.25           0       0         0   0.375
17172882   GR3. 3YR HARD              223465.2     720.47          360        359        7.75           0       0         0   0.375
17172890   GR2. 1YR/Other               261000     900.76          360        360       1.125           0       0         0   0.375
17172901   GR3. 3YR HARD             271401.27     938.73          360        359        8.25           0       0         0   0.375
17172912   GR3. 3YR HARD                268000     990.58          360        360       1.625           0       0         0   0.375
17172919   GR2. 1YR/Other            189148.17     609.83          360        359       7.625           0       0         0   0.375
17173073   GR3. 3YR HARD                157500     524.87          360        360       0.875           0       0         0   0.375
17169864   GR3. 3YR HARD                355748    1325.31          480        480       8.125           0       0         0   0.375
17169509   GR3. 3YR HARD             476500.44       1531          360        358       7.689           0       0         0   0.375
17216542   GR1. NOPP                    198000     599.59          480        480       7.625           0       0         0   0.375
17216461   GR1. NOPP                    242000     971.99          360        360       7.975           0     0.4         0   0.375
17216543   GR2. 1YR/Other               800000    2666.01          360        360        7.75           0       0         0   0.375
17216381   GR2. 1YR/Other               279861    1081.61          480        478        8.25           0       0         0   0.375
17216462   GR1. NOPP                   1691250    6041.88          360        360       1.375           0       0         0   0.375
17216544   GR3. 3YR HARD                312000    1076.78          360        360       1.125           0       0         0   0.375
17216463   GR1. NOPP                    280000     900.59          360        360       0.625           0       0         0   0.375
17216382   GR1. NOPP                    325000    1083.07          360        360       7.875           0       0         0   0.375
17216464   GR3. 3YR HARD                168750     711.46          360        360        8.25           0       0         0   0.375
17216545   GR2. 1YR/Other               103350     332.41          360        360         7.5           0       0         0   0.375
17216465   GR3. 3YR HARD                206250     711.81          360        360       1.125           0       0         0   0.375
17216546   GR2. 1YR/Other               960000    2782.41          480        480         8.5           0       0         0   0.375
17216384   GR1. NOPP                 537114.68    1929.11          360        358       1.375           0       0         0   0.375
17216466   GR2. 1YR/Other               168000     444.94          480        480       0.875           0       0         0   0.375
17216547   GR2. 1YR/Other               192000     662.63          360        360        8.25           0       0         0   0.375
17216548   GR3. 3YR HARD                237975    1136.13          360        360       2.845           0    0.78         0   0.375
17216467   GR2. 1YR/Other               604000     2232.5          360        360         8.5           0       0         0   0.375
17216386   GR1. NOPP                 477968.98    1714.77          360        358       1.375           0       0         0   0.375
17216468   GR2. 1YR/Other               388000    1124.56          480        480       8.125           0       0         0   0.375
17216549   GR2. 1YR/Other               144300     464.13          360        360       7.625           0       0         0   0.375
17216387   GR1. NOPP                 398375.02    1478.48          360        358       1.625           0       0         0   0.375
17216469   GR3. 3YR HARD                488000    1803.74          360        360       1.625           0       0         0   0.375
17216388   GR2. 1YR/Other               296000     783.94          480        480           8           0       0         0   0.375
17216389   GR2. 1YR/Other            303227.01    1400.42          360        359       8.625           0       0         0   0.375
17216550   GR1. NOPP                    562100     1488.7          480        480       7.625           0       0         0   0.375
17216470   GR3. 3YR HARD                193900     646.18          360        360       0.875           0       0         0   0.375
17216551   GR2. 1YR/Other               195993     653.15          360        360       0.875           0       0         0   0.375
17216471   GR2. 1YR/Other               178500     540.54          480        480       1.625           0       0         0   0.375
17216552   GR1. NOPP                    168000     559.86          360        360       0.875           0       0         0   0.375
17216390   GR1. NOPP                 764990.14    2750.77          360        358       1.375           0       0         0   0.375
17216472   GR2. 1YR/Other               242000     640.93          480        480       7.875           0       0         0   0.375
17216553   GR1. NOPP                    200000     554.34          480        480       1.125           0       0         0   0.375
17216391   GR1. NOPP                 537573.23    1929.11          360        358       1.375           0       0         0   0.375
17216554   GR3. 3YR HARD                 64000     278.53          360        360       2.875           0       0         0   0.375
17216473   GR2. 1YR/Other               488000    1292.44          480        480       8.125           0       0         0   0.375
17216392   GR2. 1YR/Other               298800    1180.62          360        360       2.125           0       0         0   0.375
17216555   GR3. 3YR HARD                117500     419.76          360        360       1.375           0       0         0   0.375
17216393   GR2. 1YR/Other               296000    1021.56          360        360         8.5           0       0         0   0.375
17216474   GR1. NOPP                    391500    1703.83          360        360       2.305           0    0.57         0   0.375
17216475   GR2. 1YR/Other               312000     986.36          480        480       1.875           0       0         0   0.375
17216394   GR2. 1YR/Other               340000    1343.41          360        360       8.625           0       0         0   0.375
17216556   GR1. NOPP                    203300     970.59          360        360        6.71           0    0.79         0   0.375
17216395   GR3. 3YR HARD                637500    2200.14          360        360       7.875           0       0         0   0.375
17216557   GR3. 3YR HARD                488000     1569.6          360        360       0.625           0       0         0   0.375
17216476   GR2. 1YR/Other               126000      419.9          360        360       0.875           0       0         0   0.375
17216477   GR2. 1YR/Other               393750    1353.43          480        480       2.375           0       0         0   0.375
17216396   GR2. 1YR/Other               449600    1190.74          480        480       0.875           0       0         0   0.375
17216397   GR3. 3YR HARD                339200    1170.65          360        360       1.125           0       0         0   0.375
17216478   GR3. 3YR HARD                650000    2568.29          360        360       2.125           0       0         0   0.375
17216479   GR2. 1YR/Other               365600     968.27          480        480       7.375           0       0         0   0.375
17216398   GR2. 1YR/Other               531000    1539.02          480        480        8.25           0       0         0   0.375
17216399   GR3. 3YR HARD                432000    1389.48          360        360        6.25           0       0         0   0.375
17216480   GR2. 1YR/Other               228000     900.88          360        360       8.625           0       0         0   0.375
17216481   GR2. 1YR/Other               371000    1123.48          480        480       1.625           0       0         0   0.375
17216482   GR2. 1YR/Other               252810    1032.07          360        360       2.375           0       0         0   0.375
17216483   GR1. NOPP                    604000     1942.7          360        360       6.875           0       0         0   0.375
17216484   GR2. 1YR/Other               272000    1074.73          360        360       8.625           0       0         0   0.375
17216485   GR2. 1YR/Other               574000    1590.97          480        480         7.5           0       0         0   0.375
17216486   GR2. 1YR/Other               106500      420.8          360        360       2.125           0       0         0   0.375
17216487   GR3. 3YR HARD                599100    2367.17          360        360       2.125           0       0         0   0.375
17216488   GR2. 1YR/Other               975000    2582.24          480        480       7.875           0       0         0   0.375
17216489   GR2. 1YR/Other               280000     900.59          360        360       0.625           0       0         0   0.375
17216490   GR2. 1YR/Other              1190000    3151.66          480        480       7.375           0       0         0   0.375
17216491   GR2. 1YR/Other               225000    1010.35          360        360       2.375           0    0.75         0   0.375
17216492   GR2. 1YR/Other               376000    1209.36          360        360       0.625           0       0         0   0.375
17216493   GR2. 1YR/Other               235000     622.39          480        480       0.875           0       0         0   0.375
17216494   GR2. 1YR/Other               125200     331.59          480        480       0.875           0       0         0   0.375
17216495   GR3. 3YR HARD                320000    1029.25          360        360        7.25           0       0         0   0.375
17216496   GR3. 3YR HARD                320000    1029.25          360        360       7.625           0       0         0   0.375
17216497   GR3. 3YR HARD                 94730     338.42          360        360       8.125           0       0         0   0.375
17216498   GR2. 1YR/Other               393750    1555.79          360        360       2.125           0       0         0   0.375
17216499   GR2. 1YR/Other              1960000    5190.97          480        480       7.875           0       0         0   0.375
17216374   GR3. 3YR HARD                118400     408.62          360        360       1.125           0       0         0   0.375
17216455   GR2. 1YR/Other               101500     281.33          480        480       8.625           0       0         0   0.375
17216536   GR1. NOPP                    408000    1408.09          360        360       7.625           0       0         0   0.375
17216294   GR2. 1YR/Other              1500000     4824.6          360        360       0.625           0       0         0   0.375
17216537   GR1. NOPP                    885000    2846.51          360        360       7.625           0       0         0   0.375
17216456   GR1. NOPP                    393700    1358.74          360        360           8           0       0         0   0.375
17216376   GR3. 3YR HARD                275000     949.08          360        360       1.125           0       0         0   0.375
17216457   GR3. 3YR HARD                720000    2484.87          360        360       1.125           0       0         0   0.375
17216538   GR2. 1YR/Other               173600     578.52          360        360       0.875           0       0         0   0.375
17216295   GR1. NOPP                 261375.63      842.7          360        359           8           0       0         0   0.375
17216458   GR2. 1YR/Other               536000    1849.84          360        360           8           0       0         0   0.375
17216539   GR2. 1YR/Other               795000    2304.18          480        480        7.25           0       0         0   0.375
17216296   GR2. 1YR/Other               330000     1138.9          360        360       1.125           0       0         0   0.375
17216297   GR3. 3YR HARD             616028.46    1986.12          360        359        8.25           0       0         0   0.375
17216459   GR3. 3YR HARD                560000    1932.67          360        360       1.125           0       0         0   0.375
17216298   GR3. 3YR HARD             187633.88     718.62          360        359        8.25           0       0         0   0.375
17216540   GR2. 1YR/Other               635000    1840.45          480        480        7.25           0       0         0   0.375
17216460   GR3. 3YR HARD                196000     653.17          360        360           8           0       0         0   0.375
17216541   GR3. 3YR HARD                508000    1753.21          360        360       7.625           0       0         0   0.375
17216380   GR2. 1YR/Other               378000    1047.71          480        480       7.625           0       0         0   0.375
17216454   GR2. 1YR/Other               448000    1186.51          480        480       0.875           0       0         0   0.375
17216292   GR1. NOPP                 498942.95    1786.22          360        359       1.375           0       0         0   0.375
17216293   GR3. 3YR HARD             371979.39    1286.61          360        359        8.25           0       0         0   0.375
17216286   GR1. NOPP                    492000    1757.64          360        360       1.375           0       0         0   0.375
17216287   GR3. 3YR HARD                200000      666.5          360        360       0.875           0       0         0   0.375
17216368   GR3. 3YR HARD                240000     828.29          360        360       1.125           0       0         0   0.375
17216449   GR3. 3YR HARD                395500    1461.85          360        360       1.625           0       0         0   0.375
17219671   GR2. 1YR/Other               362000    1888.36          360        360       3.785           0    0.59         0   0.375
17216369   GR3. 3YR HARD                420000    1449.51          360        360       1.125           0       0         0   0.375
17216288   GR2. 1YR/Other               400000    1286.56          360        360       0.625           0       0         0   0.375
17216289   GR3. 3YR HARD             895401.79    2830.43          360        353       7.625           0       0         0   0.375
17216530   GR3. 3YR HARD                153700     494.36          360        360        7.25           0       0         0   0.375
17216450   GR3. 3YR HARD                176400     743.71          360        360        8.25           0       0         0   0.375
17216531   GR2. 1YR/Other               892500    2586.77          480        480       1.375           0       0         0   0.375
17216451   GR2. 1YR/Other               405000    1302.64          360        360       0.625           0       0         0   0.375
17216370   GR2. 1YR/Other               128250     540.71          360        360       2.625           0       0         0   0.375
17216532   GR1. NOPP                    518000    1726.24          360        360       0.875           0       0         0   0.375
17216290   GR3. 3YR HARD             279383.66     966.34          360        359        8.25           0       0         0   0.375
17216371   GR2. 1YR/Other               226650     844.36          480        480       2.035           0    0.84         0   0.375
17216533   GR1. NOPP                    339000    1090.36          360        360       7.875           0       0         0   0.375
17216372   GR3. 3YR HARD                197500     635.24          360        360       0.625           0       0         0   0.375
17216534   GR3. 3YR HARD                262500      844.3          360        360       0.625           0       0         0   0.375
17216453   GR2. 1YR/Other               280000     966.34          360        360       1.125           0       0         0   0.375
17216291   GR1. NOPP                 497884.36    1786.22          360        358       1.375           0       0         0   0.375
17216373   GR3. 3YR HARD                180000     758.89          360        360       2.625           0       0         0   0.375
17216535   GR3. 3YR HARD                189500        654          360        360       1.125           0       0         0   0.375
17216278   GR1. NOPP                 796614.97    2857.95          360        358       1.375           0       0         0   0.375
17216279   GR3. 3YR HARD             261103.12    1031.07          360        358        8.25           0       0         0   0.375
17219663   GR2. 1YR/Other               432000    1596.76          360        360       8.125           0       0         0   0.375
17219664   GR2. 1YR/Other               262500    1106.71          360        360       8.625           0       0         0   0.375
17219665   GR1. NOPP                   1000000    3332.52          360        360           8           0       0         0   0.375
17219666   GR2. 1YR/Other               375000     1481.7          360        360           8           0       0         0   0.375
17219668   GR2. 1YR/Other              1462500    4703.98          360        360       7.875           0       0         0   0.375
17219669   GR2. 1YR/Other               396000    1273.69          360        360       7.625           0       0         0   0.375
17216520   GR3. 3YR HARD                 63750     277.44          360        360       2.875           0       0         0   0.375
17216440   GR3. 3YR HARD                324000    1042.11          360        360         7.5           0       0         0   0.375
17216521   GR2. 1YR/Other               336000     1159.6          360        360       1.125           0       0         0   0.375
17216360   GR3. 3YR HARD                288000    1028.86          360        360       1.375           0       0         0   0.375
17216441   GR2. 1YR/Other               377600    1214.51          360        360       0.625           0       0         0   0.375
17216522   GR1. NOPP                    904000    3119.89          360        360       1.125           0       0         0   0.375
17216361   GR3. 3YR HARD              277338.2     952.53          360        357       8.125           0       0         0   0.375
17216523   GR3. 3YR HARD                184000     635.02          360        360       1.125           0       0         0   0.375
17216442   GR2. 1YR/Other               384000    1017.01          480        480       0.875           0       0         0   0.375
17216280   GR1. NOPP                 310406.54    1069.87          360        358           8           0       0         0   0.375
17216443   GR3. 3YR HARD                305000        981          360        360       0.625           0       0         0   0.375
17216524   GR2. 1YR/Other               311250    1069.85          480        480       8.625           0       0         0   0.375
17216281   GR1. NOPP                 459027.51    1643.32          360        359       1.375           0       0         0   0.375
17216525   GR3. 3YR HARD                 87300     344.94          360        360       7.625           0       0         0   0.375
17216444   GR2. 1YR/Other               876000    2428.03          480        480       1.125           0       0         0   0.375
17216363   GR2. 1YR/Other               250000      804.1          360        360       0.625           0       0         0   0.375
17216282   GR2. 1YR/Other            141993.96     474.29          360        359       7.875           0       0         0   0.375
17216364   GR3. 3YR HARD                284000     980.14          360        360       1.125           0       0         0   0.375
17216526   GR2. 1YR/Other               572000    1974.09          360        360       8.125           0       0         0   0.375
17216445   GR2. 1YR/Other               432000    1197.39          480        480       1.125           0       0         0   0.375
17216283   GR2. 1YR/Other            208324.15     743.07          360        358       8.375           0       0         0   0.375
17216284   GR3. 3YR HARD             203513.86     656.14          360        359        8.25           0       0         0   0.375
17216365   GR3. 3YR HARD                175000     562.87          360        360       0.625           0       0         0   0.375
17216527   GR1. NOPP                    880000    2830.43          360        360           8           0       0         0   0.375
17216446   GR1. NOPP                    560000    2000.56          360        360       1.375           0       0         0   0.375
17216285   GR3. 3YR HARD             581368.33     2081.3          360        359       1.375           0       0         0   0.375
17216528   GR3. 3YR HARD                232000     916.68          360        360       2.125           0       0         0   0.375
17216366   GR2. 1YR/Other               174750     651.02          480        480       2.875           0       0         0   0.375
17216447   GR1. NOPP                    385000    1165.88          480        480       1.625           0       0         0   0.375
17216367   GR3. 3YR HARD                136000     469.36          360        360       1.125           0       0         0   0.375
17216529   GR2. 1YR/Other               757500     2006.2          480        480       8.125           0       0         0   0.375
17219670   GR2. 1YR/Other               172000     553.22          360        360       0.625           0       0         0   0.375
17216448   GR2. 1YR/Other              1000000    3332.52          360        360       0.875           0       0         0   0.375
17216437   GR2. 1YR/Other               300000     999.76          360        360       0.875           0       0         0   0.375
17216518   GR1. NOPP                    292000    1043.15          360        360           8           0       0         0   0.375
17216357   GR3. 3YR HARD                499200    1722.84          360        360       1.125           0       0         0   0.375
17216519   GR3. 3YR HARD                178500     752.56          360        360       2.625           0       0         0   0.375
17219660   GR2. 1YR/Other               224000     720.47          360        360         7.5           0       0         0   0.375
17216358   GR3. 3YR HARD                217800     832.54          360        360       1.875           0       0         0   0.375
17219661   GR2. 1YR/Other               400000    1686.42          360        360       2.625           0       0         0   0.375
17216277   GR1. NOPP                 565049.35    2424.61          360        359        7.82           0    0.68         0   0.375
17216359   GR1. NOPP                     50207     161.49          360        360       0.625           0       0         0   0.375
17216432   GR2. 1YR/Other               524000    1746.24          360        360       0.875           0       0         0   0.375
17216352   GR3. 3YR HARD                397500    1371.85          360        360       1.125           0       0         0   0.375
17216433   GR3. 3YR HARD                239925     771.69          360        360       0.625           0       0         0   0.375
17216353   GR3. 3YR HARD                178750      660.7          360        360       1.625           0       0         0   0.375
17216515   GR2. 1YR/Other               357000    1189.71          360        360       8.625           0       0         0   0.375
17216434   GR2. 1YR/Other            327443.96     829.37          480        479       8.125           0       0         0   0.375
17216354   GR3. 3YR HARD                180750     668.09          360        360       1.625           0       0         0   0.375
17216435   GR3. 3YR HARD                560000    2000.56          360        360       1.375           0       0         0   0.375
17216516   GR2. 1YR/Other               152000     488.89          360        360       7.375           0       0         0   0.375
17216273   GR1. NOPP                 524174.34    1857.67          360        356           8           0       0         0   0.375
17216355   GR3. 3YR HARD                200000     690.24          360        360       1.125           0       0         0   0.375
17216517   GR3. 3YR HARD                339000    1253.01          360        360       1.625           0       0         0   0.375
17216274   GR1. NOPP                 674538.62    2429.26          360        357         8.5           0       0         0   0.375
17216356   GR3. 3YR HARD                476000    1642.77          360        360       1.125           0       0         0   0.375
17219659   GR1. NOPP                   1360000     4374.3          360        360           8           0       0         0   0.375
17216510   GR3. 3YR HARD                240500     859.17          360        360       1.375           0       0         0   0.375
17216430   GR3. 3YR HARD                575000    1984.44          360        360       1.125           0       0         0   0.375
17216511   GR2. 1YR/Other               516000    1495.54          480        480           8           0       0         0   0.375
17216431   GR2. 1YR/Other               195300     566.05          480        480       1.375           0       0         0   0.375
17216350   GR2. 1YR/Other               255800     677.47          480        480       0.875           0       0         0   0.375
17216512   GR1. NOPP                   2065000    5985.07          480        480       1.375           0       0         0   0.375
17216351   GR3. 3YR HARD                380000    1311.46          360        360       1.125           0       0         0   0.375
17216513   GR3. 3YR HARD                360000     1157.9          360        360       0.625           0       0         0   0.375
17219651   GR2. 1YR/Other               595000    2350.97          360        360       2.125           0       0         0   0.375
17216348   GR1. NOPP                    500000    1449.17          480        480       1.375           0       0         0   0.375
17216349   GR3. 3YR HARD                160000     552.19          360        360       1.125           0       0         0   0.375
17219652   GR2. 1YR/Other               340000    1343.41          360        360       8.625           0       0         0   0.375
17216268   GR2. 1YR/Other            102053.08     355.23          360        351       8.375           0       0         0   0.375
17216269   GR3. 3YR HARD                599950    2070.55          360        360        7.75           0       0         0   0.375
17219653   GR2. 1YR/Other               509200    2011.96          360        360       2.125           0       0         0   0.375
17219654   GR1. NOPP                    313000    1156.91          360        360       1.625           0       0         0   0.375
17219656   GR2. 1YR/Other               695250     2931.2          360        360       8.625           0       0         0   0.375
17219657   GR2. 1YR/Other               237000     936.44          360        360       8.625           0       0         0   0.375
17219658   GR2. 1YR/Other               400000    1686.42          360        360       8.625           0       0         0   0.375
17216346   GR3. 3YR HARD                300000     964.92          360        360       0.625           0       0         0   0.375
17216508   GR3. 3YR HARD                460000    1479.54          360        360         7.5           0       0         0   0.375
17216427   GR2. 1YR/Other               384000    1325.26          360        360       1.125           0       0         0   0.375
17216347   GR3. 3YR HARD                400000    1286.56          360        360       0.625           0       0         0   0.375
17216266   GR1. NOPP                  754658.1    2905.07          360        355         8.5           0       0         0   0.375
17216428   GR1. NOPP                    228000     786.87          360        360       1.125           0       0         0   0.375
17219650   GR2. 1YR/Other               301000     1075.3          360        360       8.625           0       0         0   0.375
17216509   GR2. 1YR/Other               192500     641.51          360        360       0.875           0       0         0   0.375
17216267   GR3. 3YR HARD             327328.09    1118.19          360        355        8.25           0       0         0   0.375
17181196   GR3. 3YR HARD             268483.28    1308.56          360        355       8.095           0    0.78         0   0.375
17181232   GR3. 3YR HARD             194807.58     740.86          480        479       8.195           0    0.68         0   0.375
17181250   GR3. 3YR HARD             398331.59    1709.22          360        359       7.195           0    0.68         0   0.375
17181517   GR2. 1YR/Other               427500    1802.36          360        360       1.785           0    0.84         0   0.375
17181532   GR2. 1YR/Other               246500    1072.78          360        360       2.375           0     0.5         0   0.375
17181578   GR2. 1YR/Other               213750    1035.94          360        360       7.955           0    0.92         0   0.375
17181580   GR3. 3YR HARD                148750     521.84          480        480        8.03           0    0.47         0   0.375
17181581   GR3. 3YR HARD                364000    1276.98          480        480        8.03           0    0.47         0   0.375
17181260   GR3. 3YR HARD             178194.46     752.56          360        359        8.02           0    0.48         0   0.375
17181296   GR3. 3YR HARD                208000     862.98          360        360        1.91           0    0.59         0   0.375
17181362   GR3. 3YR HARD                621000    2268.05          480        480        2.07           0    0.68         0   0.375
17181373   GR2. 1YR/Other               267750    1037.24          480        480       2.555           0    0.57         0   0.375
17181500   GR3. 3YR HARD                150480      696.9          360        360       2.535           0    0.84         0   0.375
17181411   GR3. 3YR HARD             408802.32    1565.68          360        359       1.875           0       0         0   0.375
17181223   GR3. 3YR HARD             394365.32    1046.14          480        479        8.25           0       0         0   0.375
17181268   GR3. 3YR HARD             649010.88    1801.62          480        479        7.75           0       0         0   0.375
17181272   GR3. 3YR HARD             453998.45     1570.3          360        359       7.625           0       0         0   0.375
17181312   GR3. 3YR HARD             369373.28     935.57          480        479       8.125           0       0         0   0.375
17181353   GR3. 3YR HARD             194604.24     720.76          360        359       1.625           0       0         0   0.375
17181378   GR3. 3YR HARD                325162     1122.2          360        360       1.125           0       0         0   0.375
17181380   GR3. 3YR HARD                220000     957.45          360        360       2.875           0       0         0   0.375
17181381   GR3. 3YR HARD                238500     942.36          360        360       7.625           0       0         0   0.375
17181383   GR3. 3YR HARD                225500      725.3          360        360       0.625           0       0         0   0.375
17181384   GR3. 3YR HARD                580000     2291.7          360        360       2.125           0       0         0   0.375
17181385   GR3. 3YR HARD                264000     765.16          480        480       8.125           0       0         0   0.375
17181386   GR3. 3YR HARD                251250    1059.28          360        360        8.25           0       0         0   0.375
17181387   GR3. 3YR HARD              415084.3     1435.7          360        359       6.875           0       0         0   0.375
17181389   GR3. 3YR HARD                216000     745.46          360        360       1.125           0       0         0   0.375
17181392   GR3. 3YR HARD                220000     759.26          360        360       1.125           0       0         0   0.375
17181394   GR3. 3YR HARD             575074.49    1525.51          480        479           8           0       0         0   0.375
17181395   GR3. 3YR HARD                396000    1475.26          480        480        8.25           0       0         0   0.375
17181398   GR3. 3YR HARD             159621.29     631.88          360        359        8.25           0       0         0   0.375
17181399   GR3. 3YR HARD                196000     774.44          360        360       2.125           0       0         0   0.375
17181359   GR3. 3YR HARD                400000    1580.48          360        360       8.125           0       0         0   0.375
17181360   GR3. 3YR HARD             122280.63      500.1          360        359        8.25           0       0         0   0.375
17181361   GR3. 3YR HARD                652000    1726.79          480        480       0.875           0       0         0   0.375
17181364   GR3. 3YR HARD                265000     852.34          360        360       0.625           0       0         0   0.375
17181365   GR3. 3YR HARD                124000     392.02          480        480       1.875           0       0         0   0.375
17181366   GR3. 3YR HARD              245540.5        972          360        359       7.625           0       0         0   0.375
17181367   GR3. 3YR HARD              98815.47     391.17          360        359        8.25           0       0         0   0.375
17181368   GR2. 1YR/Other               420000    1659.51          360        360       8.375           0       0         0   0.375
17181369   GR3. 3YR HARD                343999    1228.91          360        360       1.375           0       0         0   0.375
17181370   GR2. 1YR/Other               479500     1515.9          480        480       8.625           0       0         0   0.375
17181372   GR3. 3YR HARD             997616.93     3216.4          360        359        8.25           0       0         0   0.375
17181374   GR3. 3YR HARD                455000    1318.75          480        480       1.375           0       0         0   0.375
17181375   GR3. 3YR HARD                123700     327.61          480        480       0.875           0       0         0   0.375
17181376   GR3. 3YR HARD             104669.28     362.38          360        359        8.25           0       0         0   0.375
17181334   GR3. 3YR HARD                223497     718.85          360        360       0.625           0       0         0   0.375
17181337   GR3. 3YR HARD             378435.13    1215.54          360        358           8           0       0         0   0.375
17181339   GR2. 1YR/Other               408000    1312.29          360        360       0.625           0       0         0   0.375
17181340   GR3. 3YR HARD                195000      627.2          360        360       0.625           0       0         0   0.375
17181341   GR2. 1YR/Other               107748     298.65          480        480       1.125           0       0         0   0.375
17181343   GR3. 3YR HARD                100900     336.25          360        360       0.875           0       0         0   0.375
17181345   GR3. 3YR HARD                528750    1400.37          480        480       0.875           0       0         0   0.375
17181346   GR3. 3YR HARD                425000    1177.98          480        480       1.125           0       0         0   0.375
17181347   GR2. 1YR/Other               147000     619.76          360        360       2.625           0       0         0   0.375
17181348   GR3. 3YR HARD                177440     570.72          360        360       0.625           0       0         0   0.375
17181356   GR3. 3YR HARD                 92000     295.91          360        360       0.625           0       0         0   0.375
17181357   GR3. 3YR HARD             548746.98    1762.58          360        358           8           0       0         0   0.375
17181358   GR3. 3YR HARD             664974.07    2135.69          360        358        8.25           0       0         0   0.375
17181311   GR2. 1YR/Other            470739.25    1511.71          360        358        8.25           0       0         0   0.375
17181313   GR3. 3YR HARD                430000    1383.05          360        360       0.625           0       0         0   0.375
17181314   GR2. 1YR/Other            399155.59    1428.97          360        359        8.25           0       0         0   0.375
17181315   GR3. 3YR HARD             203568.72     728.78          360        359        8.25           0       0         0   0.375
17181316   GR3. 3YR HARD             329244.81    1099.73          360        359       7.875           0       0         0   0.375
17181317   GR2. 1YR/Other            578672.69    1932.86          360        359        7.75           0       0         0   0.375
17181318   GR3. 3YR HARD             774224.15    2586.03          360        359           8           0       0         0   0.375
17181319   GR3. 3YR HARD                534200     1414.8          480        480       0.875           0       0         0   0.375
17181321   GR3. 3YR HARD                291000    1266.45          360        360       2.875           0       0         0   0.375
17181322   GR3. 3YR HARD             445378.43    1487.64          360        359       8.375           0       0         0   0.375
17181323   GR3. 3YR HARD             347234.94    1201.02          360        359         7.5           0       0         0   0.375
17181324   GR3. 3YR HARD             319565.02     969.04          480        479       7.625           0       0         0   0.375
17181327   GR2. 1YR/Other               228000     900.88          360        360       2.125           0       0         0   0.375
17181330   GR3. 3YR HARD             337904.16    1377.81          360        358        8.25           0       0         0   0.375
17181332   GR2. 1YR/Other               495000    1955.85          360        360       2.125           0       0         0   0.375
17181333   GR3. 3YR HARD             159442.41     565.87          360        357           8           0       0         0   0.375
17181302   GR2. 1YR/Other            516366.52    1664.81          360        359           8           0       0         0   0.375
17181303   GR3. 3YR HARD             493867.21     1649.6          360        359       8.625           0       0         0   0.375
17181305   GR3. 3YR HARD             322067.46     971.46          480        479       7.875           0       0         0   0.375
17181306   GR3. 3YR HARD                210000     675.44          360        360       0.625           0       0         0   0.375
17181308   GR3. 3YR HARD                395000    1270.48          360        360       0.625           0       0         0   0.375
17181309   GR3. 3YR HARD             323884.02     936.16          480        478        8.25           0       0         0   0.375
17181300   GR3. 3YR HARD             278891.84     987.78          360        355         7.5           0       0         0   0.375
17181301   GR3. 3YR HARD             265066.55       1012          360        358       8.125           0       0         0   0.375
17181293   GR2. 1YR/Other               381000    1225.45          360        360       0.625           0       0         0   0.375
17181297   GR3. 3YR HARD                204180     656.73          360        360       0.625           0       0         0   0.375
17181270   GR3. 3YR HARD              499196.6    1324.23          480        479         7.5           0       0         0   0.375
17181271   GR3. 3YR HARD                993000    3427.05          360        360       1.125           0       0         0   0.375
17181273   GR2. 1YR/Other               754000    2512.72          360        360       0.875           0       0         0   0.375
17181274   GR3. 3YR HARD             170592.84        550          360        359       7.625           0       0         0   0.375
17181275   GR3. 3YR HARD                408000    1182.52          480        480       1.375           0       0         0   0.375
17181276   GR3. 3YR HARD             407344.43    1080.57          480        479        8.25           0       0         0   0.375
17181277   GR3. 3YR HARD                180000     724.55          480        480       3.375           0       0         0   0.375
17181278   GR3. 3YR HARD             213284.29     900.76          360        359        7.25           0       0         0   0.375
17181279   GR2. 1YR/Other            223506.93     773.07          360        359        8.25           0       0         0   0.375
17181280   GR3. 3YR HARD             359176.15    1199.71          360        359         8.5           0       0         0   0.375
17181282   GR3. 3YR HARD             192640.25     762.58          360        359       8.125           0       0         0   0.375
17181283   GR3. 3YR HARD                174500     644.99          360        360       1.625           0       0         0   0.375
17181284   GR3. 3YR HARD                330000     873.99          480        480       0.875           0       0         0   0.375
17181287   GR3. 3YR HARD             299366.69    1071.73          360        359       7.625           0       0         0   0.375
17181290   GR2. 1YR/Other             244529.5     813.13          360        358           9           0       0         0   0.375
17181244   GR3. 3YR HARD             463254.45    1228.88          480        479       8.125           0       0         0   0.375
17181246   GR3. 3YR HARD              323978.6     859.42          480        479       8.125           0       0         0   0.375
17181248   GR3. 3YR HARD             267410.08     924.92          360        359        8.25           0       0         0   0.375
17181249   GR3. 3YR HARD             187120.09     693.04          360        359        8.25           0       0         0   0.375
17181252   GR3. 3YR HARD             258583.84     685.95          480        479        8.25           0       0         0   0.375
17181253   GR2. 1YR/Other            194715.19     648.51          360        358       7.125           0       0         0   0.375
17181254   GR2. 1YR/Other            399154.36    1428.97          360        359       7.375           0       0         0   0.375
17181255   GR3. 3YR HARD             296274.25     986.42          360        358         7.5           0       0         0   0.375
17181256   GR3. 3YR HARD             399254.41    1580.48          360        359        8.25           0       0         0   0.375
17181257   GR3. 3YR HARD             247556.91    1012.44          360        359       8.125           0       0         0   0.375
17181258   GR2. 1YR/Other               368000    1502.33          360        360       2.375           0       0         0   0.375
17181259   GR2. 1YR/Other            259554.95    1096.17          360        359           8           0       0         0   0.375
17181261   GR3. 3YR HARD             252811.92     813.76          480        478           9           0       0         0   0.375
17181262   GR3. 3YR HARD                100000     321.64          360        360       0.625           0       0         0   0.375
17181263   GR3. 3YR HARD             605478.44    1712.11          480        478        7.75           0       0         0   0.375
17181264   GR3. 3YR HARD             638646.97    2286.36          360        359       1.375           0       0         0   0.375
17181265   GR3. 3YR HARD                688600    2459.98          360        360       1.375           0       0         0   0.375
17181266   GR3. 3YR HARD             101478.62      374.4          480        476         8.5           0       0         0   0.375
17181267   GR3. 3YR HARD             249072.32     891.68          360        359        7.75           0       0         0   0.375
17181269   GR3. 3YR HARD             553200.44    1495.74          480        478         7.5           0       0         0   0.375
17181237   GR3. 3YR HARD             359509.83    1090.17          480        479         8.5           0       0         0   0.375
17181238   GR3. 3YR HARD              128395.2      525.1          360        359        8.25           0       0         0   0.375
17181240   GR3. 3YR HARD             306507.23     813.07          480        479       8.125           0       0         0   0.375
17181241   GR3. 3YR HARD                210000     829.75          360        360       2.125           0       0         0   0.375
17181242   GR3. 3YR HARD             367498.93     1114.4          480        479       7.875           0       0         0   0.375
17181201   GR3. 3YR HARD             228601.62     751.89          480        478       8.375           0       0         0   0.375
17181202   GR3. 3YR HARD             334528.39    1049.59          480        477       8.875           0       0         0   0.375
17181203   GR3. 3YR HARD             329596.15       1059          360        358        7.75           0       0         0   0.375
17181204   GR3. 3YR HARD              58062.26     236.78          360        358           8           0       0         0   0.375
17181205   GR3. 3YR HARD             378499.73    1000.45          480        478        7.25           0       0         0   0.375
17181206   GR3. 3YR HARD             277139.72     887.73          360        356       7.625           0       0         0   0.375
17181207   GR3. 3YR HARD             241948.59    1040.69          480        476         8.5           0       0         0   0.375
17181208   GR3. 3YR HARD             299285.68     964.92          360        359        8.25           0       0         0   0.375
17181209   GR3. 3YR HARD             233445.44     672.42          480        477        8.25           0       0         0   0.375
17181590   GR3. 3YR HARD                308000    1138.43          360        360       1.625           0       0         0   0.375
17181592   GR2. 1YR/Other               147000     407.44          480        480       8.625           0       0         0   0.375
17181593   GR3. 3YR HARD                244000      707.2          480        480       1.375           0       0         0   0.375
17181594   GR3. 3YR HARD                349600    1206.54          360        360       1.125           0       0         0   0.375
17181596   GR2. 1YR/Other               548000    1588.29          480        480           8           0       0         0   0.375
17181571   GR3. 3YR HARD                186400      643.3          360        360       7.875           0       0         0   0.375
17181572   GR3. 3YR HARD                272000     788.35          480        480       8.125           0       0         0   0.375
17181573   GR3. 3YR HARD                245000     845.54          360        360       7.125           0       0         0   0.375
17181576   GR2. 1YR/Other               685600    1900.29          480        480       1.125           0       0         0   0.375
17181577   GR2. 1YR/Other               520000    1507.14          480        480       7.875           0       0         0   0.375
17181579   GR3. 3YR HARD                229950      793.6          360        360       1.125           0       0         0   0.375
17181582   GR2. 1YR/Other               675000    2171.07          360        360        6.75           0       0         0   0.375
17181583   GR2. 1YR/Other               665000     1843.2          480        480       1.125           0       0         0   0.375
17181584   GR2. 1YR/Other               179440     616.79          480        480       2.375           0       0         0   0.375
17181587   GR3. 3YR HARD                244000      707.2          480        480       1.375           0       0         0   0.375
17181588   GR3. 3YR HARD                244000      707.2          480        480       1.375           0       0         0   0.375
17181589   GR2. 1YR/Other               256000     946.23          360        360        8.25           0       0         0   0.375
17181553   GR3. 3YR HARD                335900    1080.39          360        360       0.625           0       0         0   0.375
17181557   GR3. 3YR HARD                441750    1862.44          360        360        8.25           0       0         0   0.375
17181558   GR2. 1YR/Other               164000     606.18          360        360       1.625           0       0         0   0.375
17181559   GR2. 1YR/Other               297500    1175.48          360        360       2.125           0       0         0   0.375
17181560   GR2. 1YR/Other               210000     829.75          360        360       2.125           0       0         0   0.375
17181563   GR3. 3YR HARD                288000     993.95          360        360       1.125           0       0         0   0.375
17181564   GR3. 3YR HARD                248000     797.67          360        360       0.625           0       0         0   0.375
17181565   GR2. 1YR/Other               440000    1275.27          480        480        8.25           0       0         0   0.375
17181566   GR2. 1YR/Other               400000    1380.48          360        360         8.5           0       0         0   0.375
17181568   GR3. 3YR HARD                472000    1628.97          360        360           8           0       0         0   0.375
17181569   GR3. 3YR HARD                357000      945.5          480        480        7.75           0       0         0   0.375
17181533   GR3. 3YR HARD                318750    1178.16          360        360       1.625           0       0         0   0.375
17181534   GR3. 3YR HARD                262000      842.7          360        360       0.625           0       0         0   0.375
17181535   GR3. 3YR HARD                208000     602.85          480        480       1.375           0       0         0   0.375
17181536   GR3. 3YR HARD                616000     1981.3          360        360       0.625           0       0         0   0.375
17181538   GR2. 1YR/Other               170000     628.35          360        360       1.625           0       0         0   0.375
17181539   GR3. 3YR HARD                170000     628.35          360        360       1.625           0       0         0   0.375
17181541   GR3. 3YR HARD                450000    1447.38          360        360       0.625           0       0         0   0.375
17181543   GR3. 3YR HARD               2360000    9021.01          360        360       1.875           0       0         0   0.375
17181545   GR3. 3YR HARD                640000    2132.81          360        360       7.875           0       0         0   0.375
17181547   GR3. 3YR HARD                156000     538.39          360        360       1.125           0       0         0   0.375
17181550   GR2. 1YR/Other               142000     376.08          480        480       7.375           0       0         0   0.375
17181551   GR3. 3YR HARD                180000     578.95          360        360       0.625           0       0         0   0.375
17181189   GR3. 3YR HARD             532070.39    1672.53          360        353           8           0       0         0   0.375
17181513   GR3. 3YR HARD                286800      989.8          360        360       1.125           0       0         0   0.375
17181190   GR3. 3YR HARD             177378.94     559.65          360        354       7.625           0       0         0   0.375
17181514   GR2. 1YR/Other               458500    1933.05          360        360       2.625           0       0         0   0.375
17181515   GR3. 3YR HARD                220000    1082.27          360        360       3.875           0       0         0   0.375
17181191   GR3. 3YR HARD             352810.46    1065.95          480        476       8.375           0       0         0   0.375
17181516   GR3. 3YR HARD                325600    1123.71          360        360       1.125           0       0         0   0.375
17181519   GR3. 3YR HARD                108750     519.19          360        360       3.625           0       0         0   0.375
17181195   GR3. 3YR HARD             322450.84     884.73          480        476        7.75           0       0         0   0.375
17181197   GR2. 1YR/Other            533003.46    1463.47          480        477        6.75           0       0         0   0.375
17181199   GR3. 3YR HARD             134193.04     585.35          360        358       8.125           0       0         0   0.375
17181520   GR3. 3YR HARD                314392    1085.03          360        360       1.125           0       0         0   0.375
17181521   GR3. 3YR HARD                114000     480.63          360        360       2.625           0       0         0   0.375
17181522   GR3. 3YR HARD                182100     527.79          480        480       1.375           0       0         0   0.375
17181523   GR2. 1YR/Other               224000     885.07          360        360       2.125           0       0         0   0.375
17181524   GR3. 3YR HARD                204800     731.63          360        360       1.375           0       0         0   0.375
17181525   GR3. 3YR HARD                344000    1271.49          360        360       1.625           0       0         0   0.375
17181526   GR3. 3YR HARD                180600     623.29          360        360       1.125           0       0         0   0.375
17181527   GR3. 3YR HARD                484000    1912.39          360        360       2.125           0       0         0   0.375
17181528   GR3. 3YR HARD                235600      930.9          360        360           8           0       0         0   0.375
17181530   GR3. 3YR HARD                436000    1504.72          360        360           8           0       0         0   0.375
17181531   GR3. 3YR HARD                252000     698.47          480        480       1.125           0       0         0   0.375
17181171   GR3. 3YR HARD             368558.14     1157.9          360        352        8.25           0       0         0   0.375
17181172   GR3. 3YR HARD             380289.72    1475.78          360        352           8           0       0         0   0.375
17181173   GR3. 3YR HARD             507596.73    1786.22          360        354        8.25           0       0         0   0.375
17181175   GR3. 3YR HARD             516259.64    1313.63          480        468       7.875           0       0         0   0.375
17181178   GR2. 1YR/Other            334617.34     1088.8          360        351        7.75           0       0         0   0.375
17181501   GR3. 3YR HARD                352000    1132.17          360        360       0.625           0       0         0   0.375
17181503   GR3. 3YR HARD                372000    1278.67          480        480        8.25           0       0         0   0.375
17181181   GR3. 3YR HARD            1380974.33    4390.38          360        355       7.875           0       0         0   0.375
17181506   GR3. 3YR HARD                544000    2149.46          360        360        8.25           0       0         0   0.375
17181182   GR3. 3YR HARD              235291.3     766.31          360        352       8.125           0       0         0   0.375
17181183   GR3. 3YR HARD             297737.45     938.87          360        354           8           0       0         0   0.375
17181508   GR2. 1YR/Other               238000     689.81          480        480       8.625           0       0         0   0.375
17181184   GR3. 3YR HARD             175232.25     573.19          360        353           8           0       0         0   0.375
17181188   GR3. 3YR HARD             336594.17    1147.52          360        355        8.25           0       0         0   0.375
17181166   GR3. 3YR HARD             194440.62     650.03          360        344       7.375           0       0         0   0.375
17181168   GR3. 3YR HARD             666687.38    2166.14          360        350       7.625           0       0         0   0.375
17181169   GR2. 1YR/Other            255841.72     893.11          360        351       7.875           0       0         0   0.375
17181220   GR3. 3YR HARD                200000     690.24          360        360       1.125           0       0         0   0.375
17181221   GR3. 3YR HARD             299391.14    1108.86          360        359        8.25           0       0         0   0.375
17181222   GR3. 3YR HARD             345880.92    1414.56          360        359        8.25           0       0         0   0.375
17181224   GR2. 1YR/Other           1065965.03    3093.98          480        479       8.625           0       0         0   0.375
17181225   GR3. 3YR HARD             367123.04    1183.63          360        359        8.25           0       0         0   0.375
17181226   GR3. 3YR HARD             358244.95    1155.01          360        359       7.375           0       0         0   0.375
17181227   GR3. 3YR HARD             414692.35    1588.23          360        359         7.5           0       0         0   0.375
17181229   GR2. 1YR/Other            321191.44    1110.94          360        359           8           0       0         0   0.375
17181230   GR2. 1YR/Other            604255.29    2012.34          360        357        7.25           0       0         0   0.375
17181231   GR3. 3YR HARD             258632.19     833.85          360        359        8.25           0       0         0   0.375
17181233   GR3. 3YR HARD             558768.87    1932.67          360        359       1.125           0       0         0   0.375
17181234   GR3. 3YR HARD             218148.91     578.69          480        479       8.125           0       0         0   0.375
17181236   GR3. 3YR HARD              506290.6    1632.32          360        359       8.125           0       0         0   0.375
17181459   GR3. 3YR HARD                183340     772.97          360        360       2.625           0       0         0   0.375
17181460   GR2. 1YR/Other               693750    1837.36          480        480       0.875           0       0         0   0.375
17181461   GR3. 3YR HARD                496000     1847.8          480        480        8.25           0       0         0   0.375
17181462   GR2. 1YR/Other               760000    2444.46          360        360       7.625           0       0         0   0.375
17181464   GR3. 3YR HARD                126400     436.23          360        360       1.125           0       0         0   0.375
17181467   GR3. 3YR HARD               1480000    3919.71          480        480       8.125           0       0         0   0.375
17181468   GR3. 3YR HARD                372000    1385.85          480        480        8.25           0       0         0   0.375
17181470   GR3. 3YR HARD                572000    2260.09          360        360       8.125           0       0         0   0.375
17181471   GR3. 3YR HARD                251000     807.32          360        360       0.625           0       0         0   0.375
17181472   GR3. 3YR HARD             447127.54    1712.46          360        359       1.875           0       0         0   0.375
17181475   GR3. 3YR HARD                228653     903.46          360        360        8.25           0       0         0   0.375
17181477   GR3. 3YR HARD                265000     852.34          360        360       7.375           0       0         0   0.375
17181478   GR3. 3YR HARD                544000    1877.45          360        360       1.125           0       0         0   0.375
17181481   GR3. 3YR HARD                560000    2069.87          360        360        7.75           0       0         0   0.375
17181482   GR3. 3YR HARD                 88000     283.04          360        360       0.625           0       0         0   0.375
17181487   GR3. 3YR HARD                207000     833.23          480        480       8.125           0       0         0   0.375
17181488   GR2. 1YR/Other               280000     741.57          480        480        7.25           0       0         0   0.375
17181489   GR3. 3YR HARD                200000     843.21          360        360       2.625           0       0         0   0.375
17181490   GR3. 3YR HARD                100000     395.12          360        360       2.125           0       0         0   0.375
17181491   GR3. 3YR HARD                925000    3654.87          360        360        8.25           0       0         0   0.375
17181412   GR3. 3YR HARD                171500     612.67          360        360       8.125           0       0         0   0.375
17181413   GR3. 3YR HARD                227000     839.04          360        360       1.625           0       0         0   0.375
17181414   GR2. 1YR/Other               521500    1445.45          480        480       8.625           0       0         0   0.375
17181417   GR3. 3YR HARD                316000    1090.58          360        360       1.125           0       0         0   0.375
17181418   GR3. 3YR HARD             270285.39    1141.49          360        359        7.75           0       0         0   0.375
17181419   GR3. 3YR HARD                165520     571.24          360        360       1.125           0       0         0   0.375
17181423   GR3. 3YR HARD                592000    1904.11          360        360       0.625           0       0         0   0.375
17181425   GR2. 1YR/Other               295750    1056.55          360        360       6.539           0       0         0   0.375
17181426   GR3. 3YR HARD              94843.97     376.16          360        359       7.875           0       0         0   0.375
17181427   GR3. 3YR HARD                212800     684.45          360        360       0.625           0       0         0   0.375
17181428   GR2. 1YR/Other               386000    1241.53          360        360       0.625           0       0         0   0.375
17181429   GR3. 3YR HARD             447015.09    1546.14          360        359       7.875           0       0         0   0.375
17181431   GR3. 3YR HARD             134848.18     533.81          360        359       2.125           0       0         0   0.375
17181432   GR3. 3YR HARD              246235.2     822.47          360        359       7.875           0       0         0   0.375
17181434   GR3. 3YR HARD             312937.98    1120.32          360        359        8.25           0       0         0   0.375
17181435   GR3. 3YR HARD             274612.85     983.14          360        359         7.5           0       0         0   0.375
17181436   GR3. 3YR HARD             164665.68     609.88          360        359       8.375           0       0         0   0.375
17181437   GR3. 3YR HARD                246400     850.38          360        360       1.125           0       0         0   0.375
17181439   GR2. 1YR/Other               257000     680.65          480        480       0.875           0       0         0   0.375
17181440   GR3. 3YR HARD             433964.23    1399.13          360        359       8.125           0       0         0   0.375
17181441   GR3. 3YR HARD                484000    1281.85          480        480           6           0       0         0   0.375
17181442   GR3. 3YR HARD                259100     686.21          480        480       0.875           0       0         0   0.375
17181444   GR2. 1YR/Other            159701.76     632.19          360        359         7.5           0       0         0   0.375
17181445   GR3. 3YR HARD                196000     676.44          360        360       1.125           0       0         0   0.375
17181447   GR3. 3YR HARD                204000     806.05          360        360       2.125           0       0         0   0.375
17181448   GR3. 3YR HARD                628000     2019.9          360        360       0.625           0       0         0   0.375
17181451   GR3. 3YR HARD               82345.9     325.97          360        359        8.25           0       0         0   0.375
17181452   GR3. 3YR HARD                171500     677.63          360        360       2.125           0       0         0   0.375
17181453   GR3. 3YR HARD                168150     755.07          360        360       3.125           0       0         0   0.375
17181454   GR3. 3YR HARD                276000     1069.2          480        480       3.125           0       0         0   0.375
17181457   GR3. 3YR HARD                148000     728.07          360        360       3.875           0       0         0   0.375
17181458   GR3. 3YR HARD                280000     741.57          480        480       0.875           0       0         0   0.375
17181400   GR2. 1YR/Other               696000    1843.32          480        480           8           0       0         0   0.375
17181405   GR2. 1YR/Other               197600     635.56          360        360         8.5           0       0         0   0.375
17181406   GR3. 3YR HARD                145000     458.41          480        480       1.875           0       0         0   0.375
17181408   GR3. 3YR HARD                704000    2514.99          360        360       1.375           0       0         0   0.375
17181409   GR3. 3YR HARD                280000     900.59          360        360       0.625           0       0         0   0.375
17181210   GR3. 3YR HARD             580327.11    1748.82          480        477       7.375           0       0         0   0.375
17181211   GR3. 3YR HARD              183396.7     585.38          360        356       7.625           0       0         0   0.375
17181212   GR2. 1YR/Other             217064.5      881.8          360        356        7.25           0       0         0   0.375
17181213   GR3. 3YR HARD             130520.81     434.56          360        358         7.5           0       0         0   0.375
17181214   GR3. 3YR HARD             780901.08    2508.79          360        358       7.875           0       0         0   0.375
17181215   GR3. 3YR HARD              601833.3    1517.14          480        478       8.375           0       0         0   0.375
17181216   GR3. 3YR HARD              499319.2    1514.13          480        479         8.5           0       0         0   0.375
17181217   GR3. 3YR HARD             160944.05     597.31          360        358       1.625           0       0         0   0.375
17181218   GR3. 3YR HARD             955422.29    3550.32          480        478         8.5           0       0         0   0.375
17181492   GR3. 3YR HARD                399000    1606.08          480        480       8.125           0       0         0   0.375
17181494   GR3. 3YR HARD                608000    2098.33          360        360       1.125           0       0         0   0.375
17181496   GR3. 3YR HARD                400000    1580.48          360        360       8.125           0       0         0   0.375
17181498   GR3. 3YR HARD                576000     2275.9          360        360       2.125           0       0         0   0.375
17181499   GR3. 3YR HARD                319875    1103.95          360        360       1.125           0       0         0   0.375
17216345   GR3. 3YR HARD             948432.36    3261.39          360        359        8.25           0       0         0   0.375
17216507   GR2. 1YR/Other               524800    1389.91          480        480       0.875           0       0         0   0.375
17216300   GR2. 1YR/Other             319539.2     927.47          480        479       8.125           0       0         0   0.375
17216301   GR2. 1YR/Other            350288.33    1020.22          480        479           8           0       0         0   0.375
17216302   GR1. NOPP                 374106.35    1206.15          360        359           8           0       0         0   0.375
17216303   GR1. NOPP                 307322.03    1062.97          360        359           8           0       0         0   0.375
17216304   GR3. 3YR HARD                488000    1684.19          360        360       1.125           0       0         0   0.375
17216305   GR3. 3YR HARD             586598.76    1891.24          360        359       0.625           0       0         0   0.375
17216306   GR3. 3YR HARD             316905.25    1173.73          360        359        8.25           0       0         0   0.375
17216307   GR2. 1YR/Other               188000     648.83          360        360       1.125           0       0         0   0.375
17216308   GR1. NOPP                    453000    1457.03          360        360       0.625           0       0         0   0.375
17216309   GR3. 3YR HARD             134726.01     498.99          360        359        8.25           0       0         0   0.375
17219619   GR2. 1YR/Other           1022542.39    3296.75          360        359       7.625           0       0         0   0.375
17216310   GR3. 3YR HARD                650000    2653.57          360        360       2.375           0       0         0   0.375
17216311   GR2. 1YR/Other               250000      862.8          360        360       1.125           0       0         0   0.375
17216312   GR3. 3YR HARD                356000    1145.04          360        360       0.625           0       0         0   0.375
17216313   GR3. 3YR HARD                460000    1643.32          360        360       1.375           0       0         0   0.375
17216314   GR3. 3YR HARD                380000    1222.24          360        360       0.625           0       0         0   0.375
17216315   GR3. 3YR HARD                356000    1228.63          360        360       1.125           0       0         0   0.375
17216316   GR3. 3YR HARD                370000    1276.94          360        360       1.125           0       0         0   0.375
17216317   GR3. 3YR HARD                310000     997.08          360        360       0.625           0       0         0   0.375
17219620   GR2. 1YR/Other            206882.11        667          360        359       7.375           0       0         0   0.375
17216318   GR3. 3YR HARD                420000    1449.51          360        360       1.125           0       0         0   0.375
17219621   GR1. NOPP                  990930.6     3922.7          360        359         7.5           0       0         0   0.375
17216319   GR3. 3YR HARD                431200    1488.16          360        360       1.125           0       0         0   0.375
17219623   GR2. 1YR/Other            317201.42    1321.73          360        354           8           0       0         0   0.375
17219624   GR1. NOPP                    787485    2532.86          360        360       0.625           0       0         0   0.375
17219625   GR2. 1YR/Other            312861.04     1371.5          360        351       7.875           0       0         0   0.375
17219626   GR2. 1YR/Other            133642.22     429.85          360        360       0.625           0       0         0   0.375
17219628   GR1. NOPP                2783610.64    10702.9          360        357         8.5           0       0         0   0.375
17216400   GR2. 1YR/Other               706500    2438.27          360        360         7.5           0       0         0   0.375
17216401   GR3. 3YR HARD                245000     875.25          360        360       8.125           0       0         0   0.375
17216320   GR1. NOPP                    451600    1613.31          360        360       1.375           0       0         0   0.375
17216321   GR2. 1YR/Other               238000      765.5          360        360       0.625           0       0         0   0.375
17216402   GR2. 1YR/Other               153600      406.8          480        480        5.75           0       0         0   0.375
17216322   GR2. 1YR/Other               183750     591.01          360        360       0.625           0       0         0   0.375
17216403   GR2. 1YR/Other               742500    1966.48          480        480       0.875           0       0         0   0.375
17216323   GR1. NOPP                    637000    2048.84          360        360       0.625           0       0         0   0.375
17216404   GR2. 1YR/Other              1049300       4146          360        360       2.125           0       0         0   0.375
17216405   GR3. 3YR HARD                416000    1338.02          360        360       7.683           0       0         0   0.375
17216325   GR1. NOPP                    460000    1643.32          360        360       1.375           0       0         0   0.375
17216406   GR2. 1YR/Other               213200     788.03          360        360       1.625           0       0         0   0.375
17216326   GR3. 3YR HARD                220500     760.99          360        360       1.125           0       0         0   0.375
17216407   GR2. 1YR/Other               371900    1196.18          360        360       0.625           0       0         0   0.375
17216408   GR3. 3YR HARD                671250    2159.01          360        360       0.625           0       0         0   0.375
17219630   GR1. NOPP                 428331.39    1554.01          360        357         8.5           0       0         0   0.375
17216328   GR2. 1YR/Other               124500      414.9          360        360       0.875           0       0         0   0.375
17216409   GR2. 1YR/Other               389000    1251.18          360        360       0.625           0       0         0   0.375
17216329   GR3. 3YR HARD             383120.31    1279.69          360        359       8.875           0       0         0   0.375
17219632   GR2. 1YR/Other           1497839.99    4347.51          480        479        7.25           0       0         0   0.375
17219634   GR2. 1YR/Other               273750     944.77          360        360       1.125           0       0         0   0.375
17219636   GR2. 1YR/Other               317000     839.56          480        480       0.875           0       0         0   0.375
17219637   GR2. 1YR/Other            381044.95    1415.66          480        478       8.625           0       0         0   0.375
17219638   GR2. 1YR/Other             617236.1    1785.38          480        478        7.25           0       0         0   0.375
17216410   GR2. 1YR/Other               421600    1356.03          360        360       0.625           0       0         0   0.375
17216330   GR3. 3YR HARD             503796.55    1624.28          360        359       7.625           0       0         0   0.375
17216411   GR3. 3YR HARD                195000     720.76          360        360       1.625           0       0         0   0.375
17216412   GR3. 3YR HARD                194000     741.56          360        360       1.875           0       0         0   0.375
17216331   GR1. NOPP                    397500    1675.88          360        360       2.625           0       0         0   0.375
17216413   GR3. 3YR HARD                508000    1633.93          360        360       0.625           0       0         0   0.375
17216332   GR2. 1YR/Other               688000    2212.88          360        360       0.625           0       0         0   0.375
17216333   GR1. NOPP                    787500    2532.91          360        360       0.625           0       0         0   0.375
17216414   GR1. NOPP                    671250    2565.83          360        360       1.875           0       0         0   0.375
17216415   GR2. 1YR/Other               345000    1109.66          360        360       0.625           0       0         0   0.375
17216335   GR2. 1YR/Other            359421.56     953.44          480        479           8           0       0         0   0.375
17216416   GR2. 1YR/Other               523200    1584.38          480        480       1.625           0       0         0   0.375
17216336   GR2. 1YR/Other            495203.04    1313.63          480        479         8.5           0       0         0   0.375
17216417   GR2. 1YR/Other            284607.35    1402.03          360        359       8.335           0    0.79         0   0.375
17216337   GR3. 3YR HARD                249000     800.88          360        360       0.625           0       0         0   0.375
17216338   GR3. 3YR HARD                260000     836.26          360        360       0.625           0       0         0   0.375
17219641   GR1. NOPP                   1460000    4695.94          360        360           8           0       0         0   0.375
17216419   GR2. 1YR/Other               412000    1194.12          480        480       8.625           0       0         0   0.375
17216339   GR2. 1YR/Other               280000     966.34          360        360       1.125           0       0         0   0.375
17219642   GR2. 1YR/Other               106000     365.83          360        360       1.125           0       0         0   0.375
17219643   GR2. 1YR/Other               459200    1476.97          360        360       0.625           0       0         0   0.375
17219647   GR2. 1YR/Other               633600    2037.91          360        360       7.625           0       0         0   0.375
17219648   GR2. 1YR/Other               997500    3208.35          360        360       0.625           0       0         0   0.375
17219649   GR1. NOPP                    229000     904.83          360        360           8           0       0         0   0.375
17216500   GR3. 3YR HARD                235000     755.85          360        360       0.625           0       0         0   0.375
17216501   GR2. 1YR/Other               624000    2007.03          360        360       7.125           0       0         0   0.375
17216420   GR2. 1YR/Other               311000     862.01          480        480       8.625           0       0         0   0.375
17216340   GR2. 1YR/Other               649999     2484.6          360        360       1.875           0       0         0   0.375
17216502   GR2. 1YR/Other               355000    1141.82          360        360       7.375           0       0         0   0.375
17216421   GR2. 1YR/Other               239400    1009.32          360        360       2.625           0       0         0   0.375
17216341   GR3. 3YR HARD                241000     775.16          360        360       0.625           0       0         0   0.375
17216503   GR2. 1YR/Other               184000     591.82          360        360       0.625           0       0         0   0.375
17216422   GR2. 1YR/Other            518808.76    1732.91          360        359       8.125           0       0         0   0.375
17216342   GR3. 3YR HARD                520000    1794.63          360        360       1.125           0       0         0   0.375
17216423   GR3. 3YR HARD             335199.29    1080.71          360        359           8           0       0         0   0.375
17216504   GR2. 1YR/Other               343888    1106.08          360        360       0.625           0       0         0   0.375
17216343   GR3. 3YR HARD                525000    1811.88          360        360       1.125           0       0         0   0.375
17216505   GR2. 1YR/Other               900000    2383.61          480        480       0.875           0       0         0   0.375
17216344   GR3. 3YR HARD                300500    1037.09          360        360       1.125           0       0         0   0.375
17216506   GR2. 1YR/Other               190490      504.5          480        480       0.875           0       0         0   0.375
16560158   GR3. 3YR HARD              96440.56     314.56          360        352       7.875           0       0         0   0.375
17181200   GR2. 1YR/Other            128390.93     339.27          480        478         7.5           0       0         0   0.375
17181281   GR3. 3YR HARD                205000     732.35          360        360       1.375           0       0         0   0.375
17181285   GR2. 1YR/Other               131000      484.2          360        360       1.625           0       0         0   0.375
17181288   GR2. 1YR/Other               838500    2794.32          360        360       0.875           0       0         0   0.375
17181298   GR3. 3YR HARD             223564.58     856.24          360        359       1.875           0       0         0   0.375
17181320   GR3. 3YR HARD             164407.59     530.07          360        359       8.375           0       0         0   0.375
17181325   GR3. 3YR HARD                307600    1098.88          360        360       1.375           0       0         0   0.375
17181328   GR3. 3YR HARD                332000    1067.84          360        360       0.625           0       0         0   0.375
17181338   GR3. 3YR HARD             103789.28      384.4          360        359       7.875           0       0         0   0.375
17181344   GR3. 3YR HARD                440000    1165.32          480        480       7.875           0       0         0   0.375
17181350   GR3. 3YR HARD                164640     529.55          360        360       0.625           0       0         0   0.375
17181379   GR2. 1YR/Other              1610000     5178.4          360        360       0.625           0       0         0   0.375
17181388   GR3. 3YR HARD                138250     460.72          360        360       0.875           0       0         0   0.375
17181401   GR2. 1YR/Other               553000    1908.51          360        360       8.625           0       0         0   0.375
17181404   GR3. 3YR HARD                243200      644.1          480        480        7.75           0       0         0   0.375
17181410   GR3. 3YR HARD                236250     933.47          360        360       2.125           0       0         0   0.375
17181424   GR3. 3YR HARD                244000      707.2          480        480       1.375           0       0         0   0.375
17181430   GR3. 3YR HARD                227000     730.12          360        360       0.625           0       0         0   0.375
17181433   GR3. 3YR HARD             943399.34    2389.49          480        479        7.75           0       0         0   0.375
17181446   GR3. 3YR HARD                305900     847.87          480        480           7           0       0         0   0.375
17181449   GR3. 3YR HARD                240000    1011.85          360        360        8.25           0       0         0   0.375
17181466   GR2. 1YR/Other               755330    2429.44          360        360        6.75           0       0         0   0.375
17181474   GR2. 1YR/Other               136500     439.04          360        360       0.625           0       0         0   0.375
17181485   GR3. 3YR HARD                591500    2041.39          360        360        8.25           0       0         0   0.375
17181493   GR3. 3YR HARD                308000     990.65          360        360       0.625           0       0         0   0.375
17181502   GR2. 1YR/Other               296000     783.94          480        480       0.875           0       0         0   0.375
17181504   GR3. 3YR HARD                440000    1626.33          360        360         7.5           0       0         0   0.375
17181507   GR2. 1YR/Other               238000     689.81          480        480       8.625           0       0         0   0.375
17181544   GR3. 3YR HARD                584500    1947.86          360        360        8.25           0       0         0   0.375
17181549   GR3. 3YR HARD                436000    1402.35          360        360       0.625           0       0         0   0.375
17181554   GR3. 3YR HARD                260000     928.83          360        360       1.375           0       0         0   0.375
17181555   GR2. 1YR/Other               264000     907.44          480        480       2.375           0       0         0   0.375
17181561   GR3. 3YR HARD                297691     992.06          360        360       0.875           0       0         0   0.375
17181567   GR2. 1YR/Other               180800     478.84          480        480       7.875           0       0         0   0.375
17181574   GR3. 3YR HARD                384000    1017.01          480        480       7.875           0       0         0   0.375



LOAN          CURRENT      CITY1                           STATE    ZIP         PROPTYPE            MATURITY     ORIGINAL
SEQ           GROSS                                                 CODE                            DATE         BALANCE
              COUPON

17077545          7.25 BROCKTON                             MA      2301    Single Family           20361201        253000
17077546           7.5 COHASSET                             MA      2025    Single Family           20361201       1000000
17077547         7.875 FRESNO                               CA      93726   Single Family           20370201        202400
17077548           7.5 CLOVIS                               CA      93612   Single Family           20370201        280000
17077496         7.375 MIAMI                                FL      33196   Single Family           20370301        336000
17077497         8.375 LOS ANGELES                          CA      91344   Single Family           20370301        520000
17077498           7.5 FRESNO                               CA      93722   Single Family           20370301        412350
17077499         7.625 DELRAY BEACH                         FL      33444   PUD                     20370301        392000
17077500         7.875 VERNAL                               UT      84078   PUD                     20370301        294339
17077501          7.25 LA PUENTE                            CA      91744   Single Family           20370301        360000
17077502         7.625 NAPLES                               FL      34120   Single Family           20370301        256000
17077503         7.875 SMYRNA                               GA      30126   Single Family           20370301        263200
17077504           7.5 PEARLAND                             TX      77584   Single Family           20370301        145834
17077505         7.625 NORTH HIGHLANDS                      CA      95660   Single Family           20370301        251600
17077506          7.75 ORLANDO                              FL      32825   PUD                     20370301        304000
17077508           7.5 LANHAM                               MD      20706   Single Family           20370301        367200
17077509          8.25 SAN JUAN CAPISTRANO                  CA      92675   PUD                     20370301        427200
17077510           7.5 CANDLER                              NC      28715   Single Family           20370301        333750
17077511         6.875 FRESNO                               CA      93722   Single Family           20370301        256000
17077512           7.5 TAMARAC                              FL      33321   PUD                     20370301        248000
17077513         7.625 HOLLYWOOD                            FL      33024   Single Family           20370301        176000
17077514         7.125 MERIDIAN                             ID      83646   PUD                     20370301        307200
17077515          7.75 DEBARY                               FL      32713   PUD                     20370301        171200
17077516          7.75 HICKORY HILLS                        IL      60457   Single Family           20370301        260000
17077517          7.75 MARGATE                              FL      33063   Single Family           20370301        188000
17077518         7.875 ORLANDO                              FL      32839   Condominium             20370301        200000
17077519         7.375 CAPE CORAL                           FL      33904   Single Family           20370301        308000
17077520         7.375 PALM COAST                           FL      32137   Single Family           20370301        221600
17077480          7.75 MODESTO                              CA      95351   Single Family           20370301        204000
17077481         8.375 MIAMI                                FL      33126   Single Family           20370301        272000
17077482         7.875 GERMANTOWN                           MD      20874   PUD                     20370301        296800
17077483             8 SCOTTSDALE                           AZ      85251   Condominium             20370301        136000
17077484         7.625 WHITTIER                             CA      90605   Single Family           20370301        420000
17077485          7.75 CLARKSBURG                           MD      20871   Single Family           20370301        412000
17077486         7.625 LOS BANOS                            CA      93635   Single Family           20370301        275200
17077487           7.5 PORT ORCHARD                         WA      98367   Single Family           20370301        264000
17077488          7.75 MENDOTA                              CA      93640   Single Family           20370301        140000
17077489         7.375 WEST VALLEY CITY                     UT      84128   Single Family           20370301        238321
17077491           7.5 VALLEY CENTER                        CA      92082   Single Family           20370301        559200
17077492             8 GILBERT                              AZ      85296   PUD                     20370301        306800
17077493           7.5 SUNRISE                              FL      33351   Condominium             20370301        133200
17077494         8.375 GLENDALE                             CA      91202   Condominium             20370301        394400
17077495           7.5 TRACY                                CA      95377   Single Family           20370301        448000
17077449         6.875 ONTARIO                              CA      91762   PUD                     20370301        639900
17077450         7.625 FIREBAUGH                            CA      93622   Single Family           20370301        210400
17077451          7.75 QUEEN CREEK                          AZ      85242   PUD                     20370301        587700
17077453         7.375 HESPERIA                             CA      92344   Single Family           20370301        246000
17077458          7.75 LAS VEGAS                            NV      89102   Single Family           20370301        536000
17077459          7.75 HIALEAH                              FL      33016   Condominium             20370301        196000
17077460          7.25 OCEANSIDE                            CA      92056   Single Family           20370301        327900
17077461         7.625 DORAL                                FL      33178   PUD                     20370301        318400
17077463         7.125 GUADALUPE                            CA      93434   Single Family           20370301        296000
17077464             6 SAINT GEORGE                         UT      84790   Single Family           20370301        464000
17077465         7.125 MIAMI                                FL      33165   Single Family           20370301        456000
17077466          7.75 FRESNO                               CA      93720   Single Family           20370301        452000
17077467          8.25 SACRAMENTO                           CA      95835   Single Family           20370201        448000
17077468          7.75 FREEDOM                              CA      95019   Single Family           20370301        408000
17077469         7.875 ORLANDO                              FL      32807   PUD                     20370301        200360
17077470          7.75 ARLINGTON                            VA      22203   PUD                     20370301        612000
17077471           6.5 SEDRO WOOLLEY                        WA      98284   Single Family           20370301        157000
17077474         8.125 SAINT PETERSBURG                     FL      33712   Condominium             20370301        113520
17077476         7.875 LOS ANGELES                          CA      90003   2-4 Family              20370301        399200
17077477         7.875 KISSIMMEE                            FL      34741   Single Family           20370301        220000
17077478         7.625 CORAL SPRINGS                        FL      33071   Condominium             20370301        215900
17077479         7.375 PEMBROKE PINES                       FL      33027   Condominium             20370301        224000
17076254         7.125 TAMARAC                              FL      33321   Single Family           20370301        316000
17076255             8 TAMARAC                              FL      33319   Condominium             20370301        136000
17076257           7.5 PORT ORANGE                          FL      32129   PUD                     20370301        364550
17076258         7.625 MIAMI                                FL      33169   Single Family           20370301        228000
17076259          8.25 LAUDERHILL                           FL      33311   PUD                     20370301        251295
17076261         7.875 GREENBELT                            MD      20770   Condominium             20370301        184000
17076252         8.375 PARRISH                              FL      34219   PUD                     20370301        332000
17076253         8.375 RADNOR                               PA      19087   Single Family           20370301        396000
17059703         7.875 CICERO                               IL      60804   Single Family           20370201        220000
17059704          7.75 SANTA ROSA                           CA      95407   Single Family           20370201        496000
17059705         7.375 PORTLAND                             OR      97211   Single Family           20370201        260000
17059706           7.5 TULARE                               CA      93274   Single Family           20370201        284000
17059707         7.625 SOULSBYVILLE                         CA      95372   PUD                     20370201        256800
17059708          7.25 PORT SAINT LUCIE                     FL      34953   Single Family           20370301        386400
17059709         7.375 WEST PALM BEACH                      FL      33415   Condominium             20370201        185556
17059710           7.5 SAN DIEGO                            CA      92114   Single Family           20370201        405000
17059711         7.375 SALTON SEA                           CA      92275   Single Family           20370201        184000
17059712          6.75 SEATTLE                              WA      98103   Single Family           20370201        285400
17059713          6.75 ORLANDO                              FL      32832   PUD                     20370201        344000
17059714         7.375 LITTLEFIELD                          AZ      86432   Single Family           20370201        240000
17059715          8.25 FORT LAUDERDALE                      FL      33312   PUD                     20370201        357600
17059716         6.875 SEATTLE                              WA      98107   Single Family           20370301        380000
17059717         7.375 HOLLISTER                            CA      95023   Single Family           20370201        408400
17059718          7.25 JONESBORO                            GA      30236   PUD                     20370201        596000
17059719          8.25 HAYWARD                              CA      94541   Single Family           20370201        375200
17059721          7.75 HANFORD                              CA      93230   Single Family           20370201        152000
17059722         7.625 FAIRFIELD                            CA      94533   Single Family           20370201        485625
17059723         7.375 VISALIA                              CA      93292   Single Family           20370201        312000
17059724             8 PARAMOUNT                            CA      90723   Single Family           20370201        548000
17059725          7.25 SANTA CLARITA                        CA      91354   Condominium             20370201        359950
17059726         7.375 FRESNO                               CA      93722   Single Family           20370201        155200
17059727         7.375 CORONA                               CA      92881   PUD                     20370301       1387500
17059728         7.625 WEST PARK                            FL      33023   Single Family           20370201        152000
17059729         7.875 MODESTO                              CA      95355   Condominium             20370201        188000
17059730          7.75 BALTIMORE                            MD      21226   Single Family           20370201        182619
17059732          7.75 HESPERIA                             CA      92345   Single Family           20370201        424000
17059733             7 COCONUT CREEK                        FL      33073   PUD                     20370301        298000
17059734          7.25 MERCED                               CA      95348   Single Family           20370201        267979
17059735          8.25 GARDNER                              MA      1440    Single Family           20370201        191920
17059736         6.875 BAKERSFIELD                          CA      93313   Single Family           20370201        438000
17059737           7.5 FORESTHILL                           CA      95631   Single Family           20370201        199000
17059738          7.25 DAVIS                                CA      95618   Single Family           20370201        472000
17059739         6.875 SANTA ROSA                           CA      95401   Single Family           20370201        620000
17059740         7.375 LOS ANGELES                          CA      90004   Single Family           20370201        464000
17059743         7.375 IRVINE                               CA      92602   Single Family           20370201        652000
17059744         7.875 WELLINGTON                           FL      33414   PUD                     20370201        959724
17059745             7 OREM                                 UT      84057   Single Family           20370201        103200
17059746          7.75 MANTECA                              CA      95336   Single Family           20370201        296000
17059747         7.875 FARMINGTON HILLS                     MI      48334   Single Family           20370301        180000
17059748         8.375 VALLEJO                              CA      94591   Single Family           20370201        544000
17059749          6.75 MERIDIAN                             ID      83642   PUD                     20370201        264000
17059750             7 QUEEN CREEK                          AZ      85243   PUD                     20370201        129750
17059751         7.875 PASO ROBLES                          CA      93446   Single Family           20370201        448000
17059752          7.75 SALINAS                              CA      93906   Single Family           20370201        468000
17059753          7.75 TURLOCK                              CA      95382   Single Family           20370201        304000
17059696          7.25 HEYBURN                              ID      83336   Single Family           20370201        176800
17059697          8.25 ALAMEDA                              CA      94501   PUD                     20370301        672800
17059698           7.5 OVIEDO                               FL      32765   Condominium             20370201        235920
17059699           7.5 SACRAMENTO                           CA      95827   Single Family           20370201        207400
17059700         7.625 DORAL                                FL      33166   Condominium             20370201        162550
17059702          7.75 HIALEAH                              FL      33016   Condominium             20370201        148800
17053546         8.375 NEW YORK                             NY      10025   Condominium             20370301        999999
17053547             8 ORLANDO                              FL      32833   Single Family           20370301        424000
17053548           8.5 LOXAHATCHEE                          FL      33470   Single Family           20370301        228000
17053549         8.375 EVANSTON                             IL      60202   Condominium             20370301        133600
17053550          6.75 LAND O LAKES                         FL      34639   PUD                     20370301        150000
17053551          7.75 OCOEE                                FL      34761   PUD                     20370301        236175
17053552          7.75 LOMBARD                              IL      60148   Single Family           20370301        180000
17053553          6.75 CARROLLTON                           GA      30116   PUD                     20370301        143840
17053555          8.25 OXNARD                               CA      93033   Single Family           20370301        464000
17053556         8.375 WHITEWATER                           CA      92282   Single Family           20370301        260000
17053557         8.375 CLOVIS                               CA      93619   Single Family           20370201        460000
17053558         6.375 CHULA VISTA                          CA      91910   PUD                     20370301        343000
17053559         8.375 WEST COVINA                          CA      91791   Condominium             20370301        276000
17053560          7.75 SANTA ANA                            CA      92707   Condominium             20370301        368000
17053561         8.375 VENTURA                              CA      93004   Single Family           20370301        498400
17053562           8.5 REDMOND                              OR      97756   Single Family           20370301        359200
17053563           7.5 OCEANO                               CA      93445   Single Family           20370301        344000
17053564           7.5 TRABUCO CANYON                       CA      92679   PUD                     20370301        582400
17053565         7.625 HAWAIIAN GARDENS                     CA      90716   Condominium             20370301        303000
17053566          8.25 STANWOOD                             WA      98292   PUD                     20370301        280000
17053567           7.5 SAN BERNARDINO                       CA      92411   Single Family           20370301        239200
17053568          7.25 ONTARIO                              CA      91762   Single Family           20370301        399200
17053569         7.375 GLENDORA                             CA      91741   PUD                     20370301        824000
17053570         7.875 MARYSVILLE                           WA      98270   PUD                     20370301        327200
17053572          7.99 FREMONT                              CA      94536   Single Family           20370201        512000
17053574          8.25 OAKLEY                               CA      94561   Single Family           20370301        436000
17053575         7.625 SAN DIEGO                            CA      92104   Condominium             20370201        256000
17053576         7.875 CHULA VISTA                          CA      91915   Single Family           20370201        480000
17053577          7.25 SAN MARCOS                           CA      92069   Single Family           20370301        417000
17053578         7.875 SAN FRANCISCO                        CA      94112   Single Family           20370201        457000
17053580         7.125 SAN DIEGO                            CA      92115   Condominium             20370301        205600
17053581           7.5 STOCKTON                             CA      95210   Single Family           20370301        296000
17053582         7.625 NATIONAL CITY                        CA      91950   2-4 Family              20370301        320000
17053583         7.375 SAN MARCOS                           CA      92078   Single Family           20370301        340800
17053584         7.875 HOLTVILLE                            CA      92250   Single Family           20370301        168000
17053585         8.125 SAN DIEGO                            CA      92131   Single Family           20370301        476000
17053586          8.25 SACRAMENTO                           CA      95824   Single Family           20361201        360000
17053587         8.375 BEAVERTON                            OR      97007   Condominium             20370201        208000
17053588             8 MOORPARK                             CA      93021   PUD                     20370101        717560
17053590         7.625 LYNWOOD                              CA      90262   Single Family           20361201        424000
17053591          7.75 ONTARIO                              CA      91761   Single Family           20370101        420000
17053593          8.25 OAKLAND                              CA      94606   Single Family           20370201        417000
17053594         7.375 STOCKTON                             CA      95210   Condominium             20370201        164000
17053595         7.875 REDDING                              CA      96002   Single Family           20370201        236000
17053596           7.5 LYNWOOD                              CA      90262   Single Family           20370201        383200
17053597          8.25 CANOGA PARK                          CA      91306   Single Family           20370201        472000
17053598         7.125 FONTANA                              CA      92336   Single Family           20370201        372000
17053599         6.625 MENIFEE                              CA      92584   PUD                     20370101        376000
17053601          8.25 RIVERSIDE                            CA      92509   Single Family           20370201        272000
17053602          8.25 PATTERSON                            CA      95363   Single Family           20370201        299764
17053603          7.75 SOUTH GATE                           CA      90280   2-4 Family              20370201        463200
17053604           7.5 SAN BERNARDINO                       CA      92411   Single Family           20370201        224000
17053605          7.25 LOS ANGELES (SUNLAND AREA            CA      91040   Single Family           20370201        372000
17053606         6.875 TEMECULA                             CA      92592   PUD                     20370201        451400
17053609          7.75 LAS VEGAS                            NV      89117   Single Family           20370201        376800
17053610          7.75 ORANGE                               CA      92866   2-4 Family              20370201        548000
17053611         8.375 ROCKLIN                              CA      95765   PUD                     20370201        579250
17053612         8.375 CASTAIC AREA                         CA      91384   PUD                     20370301        431200
17041356             8 GLENDALE                             AZ      85301   Single Family           20361201        231000
17041357          7.75 TAOS                                 NM      87571   Single Family           20370101        171225
17041358             7 LA PUENTE                            CA      91744   Single Family           20361201        300000
17041359           7.5 INDIO                                CA      92201   Single Family           20361201        232000
17041360             7 INDIO                                CA      92201   Single Family           20361201        135000
17041361         6.625 COACHELLA                            CA      92236   Single Family           20370201        110000
17041362         7.375 CALEDONIA                            MI      49316   Single Family           20370101        230400
17041363          7.75 MINOOKA                              IL      60447   Single Family           20370101        177500
17041364          7.75 HYATTSVILLE                          MD      20781   Single Family           20370101        232000
17041365          7.65 BEL AIR                              MD      21015   Single Family           20370101        264000
17033969          7.75 WOODBRIDGE                           VA      22191   Single Family           20370201        324000
17033970          7.75 REVERE                               MA      2151    2-4 Family              20370201        392000
17033971             8 TAMARAC                              FL      33321   Condominium             20370201        215996
17033972          8.25 WOODBRIDGE                           NJ      7095    Single Family           20370201        292000
17033973          7.75 PALMDALE                             CA      93551   Single Family           20370201        884000
17033974          8.25 PORT SAINT LUCIE                     FL      34986   PUD                     20370201        291169
17033975           7.5 LAKE WORTH                           FL      33461   Single Family           20370201        165000
17033976             7 PLANTATION                           FL      33322   PUD                     20370201        350000
17033977         8.375 HOLLYWOOD                            FL      33020   Single Family           20370301        159200
17020173         7.625 WOODBRIDGE                           VA      22191   PUD                     20370201        336000
17020174         7.375 CAMPO                                CA      91906   Single Family           20370201        332000
17020175          8.25 KISSIMMEE                            FL      34743   PUD                     20370201        150400
17020176             7 HENDERSON                            NV      89014   Condominium             20370201        146400
17020177           7.5 PORT ST LUCIE                        FL      34983   Single Family           20370201        800000
17020178             7 TIGARD                               OR      97224   Single Family           20370201        442550
17020179          7.25 WILLOW PARK                          TX      76008   Single Family           20370201        136000
17020180          7.75 SONOMA                               CA      95476   Single Family           20370201        403000
17020181         7.875 FREDERICK                            MD      21702   Single Family           20370201        312000
17020182         7.875 HOLLISTER                            CA      95023   Single Family           20370201        408000
17020183             8 LOS ANGELES                          CA      90013   Condominium             20370201        303200
17020184           7.5 SACRAMENTO                           CA      95825   Condominium             20370201        192000
17020185           7.5 FRESNO                               CA      93722   Single Family           20370201        264178
17020186          7.75 BOCA RATON                           FL      33498   PUD                     20370201        416000
17020187         7.625 STUART                               FL      34997   Single Family           20370201        154000
17020188         7.375 WEST HARTFORD                        CT      6117    Single Family           20370201        500000
17020189         7.875 KEIZER                               OR      97303   Single Family           20370201        140000
17020191           7.5 LOS ANGELES                          CA      90016   Single Family           20370201        408000
17020192          7.25 LOXAHATCHEE                          FL      33470   Single Family           20370201        325000
17020193         7.875 DORAL                                FL      33178   Condominium             20370201        271992
17020194           7.5 GAITHERSBURG                         MD      20882   Single Family           20370201        420000
17020195           7.5 CHURCHTON                            MD      20733   Single Family           20370201        240000
17020196         8.125 IRVINE                               CA      92604   Condominium             20370201        400000
17020197         8.125 CHULA VISTA                          CA      91910   Single Family           20370201        540000
17020198             8 POMONA                               CA      91768   Single Family           20370201        292000
17020199          7.75 WEST PALM BEACH                      FL      33409   Condominium             20370201        226320
17020201          7.75 SAN JOSE                             CA      95123   Single Family           20370201        596000
17020202         7.625 PORT SAINT LUCIE                     FL      34983   Single Family           20370201        180000
17020203             7 BAKERSFIELD                          CA      93313   Single Family           20370201        247200
17020204             7 MORENO VALLEY                        CA      92553   Single Family           20370201        393600
17020205           7.5 NORTH LAS VEGAS                      NV      89084   PUD                     20370201        312000
17020206          6.75 BAKERSFIELD                          CA      93309   Single Family           20370201        172500
17020207         7.625 ALLEN                                TX      75013   PUD                     20370101        280000
17020208          6.75 MCCALL                               ID      83638   Single Family           20370201        156000
17020209          8.25 SANTA ROSA                           CA      95407   Single Family           20370201        496000
17020210           7.5 GARDEN GROVE                         CA      92840   Single Family           20370201        471200
17020211             7 SCOTTSDALE                           AZ      85251   Single Family           20370201        309600
17020212          7.75 CAPE CORAL                           FL      33909   Condominium             20370201        256364
17020213           7.5 VALLEJO                              CA      94590   Single Family           20370201        387200
17020214         7.125 PHOENIX                              AZ      85020   Single Family           20370201        417440
17020215         7.875 RANCHO CUCAMONGA                     CA      91701   Single Family           20370201        360000
17020216          6.75 LA JOLLA (AREA)                      CA      92037   Single Family           20370201       1820000
17020217          7.25 RANCHO CUCAMONGA                     CA      91737   Single Family           20370201        875000
17020218          7.75 VISALIA                              CA      93292   Single Family           20370201        187200
17020219         7.875 GLENDALE HEIGHTS                     IL      60139   Single Family           20370201        230400
17020220          7.75 TUCSON                               AZ      85749   Single Family           20370201        473600
17020221          7.75 MORGAN HILL                          CA      95037   PUD                     20370201        562500
17020222           7.5 STOCKTON                             CA      95203   Single Family           20370201        272000
17020224         7.625 SAVAGE                               MN      55378   Single Family           20370201        255200
17020225             8 TAMPA                                FL      33609   Condominium             20370201        248512
17020226           7.5 MIAMI                                FL      33183   PUD                     20370201        199600
17020227         7.875 DIAMOND BAR                          CA      91765   Single Family           20370201        476000
17020228         7.875 CORAL SPRINGS                        FL      33071   Condominium             20370201        216000
17020229         7.875 MESA                                 AZ      85207   Single Family           20370201        160000
17020230             7 NATIONAL CITY                        CA      91950   2-4 Family              20370201        475000
17020231             7 CHANTILLY                            VA      20151   Single Family           20370201        384000
17020232          8.25 HAYWARD                              CA      94544   Single Family           20370201        440000
17020233          7.75 RICHMOND                             CA      94801   Single Family           20370201        348000
17020236          8.25 LAS VEGAS                            NV      89129   Single Family           20370201        304000
17020237         8.375 LAS VEGAS                            NV      89123   Condominium             20370201        376000
17020238         7.875 TAMPA                                FL      33647   Condominium             20370201        163120
17020240          8.25 GREENACRES                           FL      33463   PUD                     20370201        244096
17020241           7.5 REDWOOD CITY                         CA      94063   Single Family           20370201        476000
17020242           7.5 ESCONDIDO                            CA      92027   Single Family           20370201        384000
17020243         7.875 LAS VEGAS                            NV      89147   Single Family           20370201        268000
17020244           7.5 SEVERN                               MD      21144   Condominium             20370201        249000
17020245         7.125 SACRAMENTO                           CA      95824   Single Family           20370201        181200
17020247         7.875 BEAVERTON                            OR      97006   Condominium             20370201        155900
17020248         8.125 PASADENA                             MD      21122   Single Family           20370201        288000
17020249         7.125 HIGHLAND                             MD      20777   Single Family           20370201        501400
17020250         7.125 SOUTHBURY                            CT      6488    Single Family           20370201        221000
17020251             8 NAMPA                                ID      83686   PUD                     20370201        193600
17020252          7.75 JACKSONVILLE                         FL      32257   Condominium             20370201        110749
17020253          7.75 WOODBRIDGE                           VA      22191   Single Family           20370201        340000
17020254           7.5 FRESNO                               CA      93726   Single Family           20370201        284000
17020255         7.625 FALLS CHURCH                         VA      22043   PUD                     20370201        650000
17020256         7.625 ORANGE CITY                          FL      32763   Single Family           20370201        118400
17020257         6.875 WEST JORDAN                          UT      84084   Single Family           20370201        260800
17020258         7.875 SANTA ROSA                           CA      95409   Single Family           20370201        642400
17020259           7.5 MECHANICSVILLE                       VA      23116   PUD                     20370201        300000
17020260          7.75 AMERICAN CANYON                      CA      94503   Single Family           20370201        452000
17020261           7.5 MIAMI                                FL      33155   Condominium             20370201        200000
17020262          8.25 VALLEJO                              CA      94591   Single Family           20370201        450400
17020263         6.875 GILBERT                              AZ      85296   PUD                     20370201        641600
17020264         7.875 CHARLOTTE                            NC      28278   PUD                     20370201        164792
17020265         7.875 RIO LINDA                            CA      95673   Single Family           20370201        548000
17020266         7.875 CHARLOTTE                            NC      28278   PUD                     20370201        202392
17020267          7.75 MIRAMAR                              FL      33023   Single Family           20370201        192000
17020268         7.875 LAS VEGAS                            NV      89108   Single Family           20370201        320000
17020269         6.875 SAN BERNARDINO                       CA      92405   Single Family           20370201        228000
17020270         7.375 WASHINGTON                           DC      20020   Townhouse               20370201        160000
17020271         7.875 VANCOUVER                            WA      98663   Townhouse               20370201        181600
17020272         8.125 COCONUT CREEK                        FL      33063   Condominium             20370201        178320
17020273           7.5 TUKWILA                              WA      98178   Single Family           20370201        332000
17020274          8.25 BOYNTON BEACH                        FL      33437   Single Family           20370201        603726
17020275         7.875 MONTEBELLO                           CA      90640   Single Family           20370201        510700
17020276         7.375 BRENTWOOD                            CA      94513   PUD                     20370201        588000
17020277         6.625 PHOENIX                              AZ      85020   Single Family           20370201        176000
17020278           7.5 ANAHEIM                              CA      92805   Condominium             20370201        298800
17020280         6.625 FORT WASHINGTON                      MD      20744   Condominium             20370201        187500
17020281          7.25 HILLSBORO                            OR      97123   PUD                     20370201        312350
17020282         7.125 PHOENIX                              AZ      85043   PUD                     20370201        171800
17020283         8.125 COCONUT CREEK                        FL      33063   Condominium             20370201        181920
17020285          7.75 HIALEAH GARDENS                      FL      33018   Condominium             20370201        195000
17020286         6.875 KENT                                 WA      98030   Single Family           20370201        222400
17020287         6.875 LAS VEGAS                            NV      89107   Townhouse               20370201        193600
17020288           7.5 PALM COAST                           FL      32137   Single Family           20370201        428000
17020289         7.625 NAPLES                               FL      34104   PUD                     20370201        224000
17020290         7.875 TURLOCK                              CA      95382   Single Family           20370201        324000
17020291          7.75 ASHBURN                              VA      20148   PUD                     20370201        517000
17020292             7 AREA OF CANYON COUNTRY               CA      91387   Condominium             20370201        347200
17020293         8.375 INGLEWOOD                            CA      90301   Townhouse               20370201        489600
17020294         7.875 SAN JOSE                             CA      95127   Single Family           20370201        536000
17020295          7.75 BOCA RATON                           FL      33428   Single Family           20370201        258400
17020296         7.875 SAN ANTONIO                          TX      78257   Single Family           20370201        255600
17020297          8.25 SAN MATEO                            CA      94404   Single Family           20370201        848000
17020298             8 CORAL SPRINGS                        FL      33071   Single Family           20370201        352000
17020299           6.5 HENDERSON                            NV      89014   PUD                     20370201        300000
17020300             8 KEY WEST                             FL      33040   Townhouse               20370201        637000
17020301         7.625 LOS ANGELES                          CA      90044   Single Family           20370201        417000
17020302         7.875 GLEN BURNIE                          MD      21061   Single Family           20370201        266400
17020303             8 COCONUT CREEK                        FL      33063   Condominium             20370201        175920
17020304          7.75 RIPON                                CA      95366   Single Family           20370201        592000
17020306         7.875 SANTEE                               CA      92071   Single Family           20370201        337600
17020307         7.125 GOODYEAR                             AZ      85338   PUD                     20370201        338000
17020308         7.625 KISSIMMEE                            FL      34747   Condominium             20370201        496336
17020309         7.875 FRESNO                               CA      93722   Single Family           20370201        164464
17020310         7.625 SAN JACINTO                          CA      92582   Single Family           20370201        349600
17020311          7.75 DISTRICT HEIGHTS                     MD      20747   Single Family           20370201        256000
17020312         8.125 PLANTATION                           FL      33324   PUD                     20370201        201600
17020313           7.5 SUN CITY                             AZ      85373   PUD                     20370201        265600
17020314             7 EL CENTRO                            CA      92243   Single Family           20370201        375250
17020315         6.875 PHOENIX                              AZ      85051   Single Family           20370201        200000
17020316          7.75 ALTADENA AREA                        CA      91001   Single Family           20370201        449600
17020317          8.25 CHULA VISTA                          CA      91911   PUD                     20370201        304000
17020318         8.375 NORTH HILLS AREA                     CA      91343   Single Family           20370201        540000
17020319         7.875 HENDERSON                            NV      89012   Single Family           20370201        304000
17020320          8.25 FORT MYERS                           FL      33913   PUD                     20370201        290000
17020321         7.375 NORTH LAS VEGAS                      NV      89081   PUD                     20370201        292000
17020322         7.875 LAS VEGAS                            NV      89141   PUD                     20370201        760700
17020323           7.5 WESTON                               FL      33327   PUD                     20370201        560000
17020324             7 PEMBROKE PINES                       FL      33025   PUD                     20370201        244000
17020325         6.875 WINTON                               CA      95388   Single Family           20370201        256000
17020326         6.875 HENDERSON                            NV      89015   Single Family           20370201        798800
17020327         6.625 SEATTLE                              WA      98116   Condominium             20370201        282500
17020328             7 ROTONDA WEST                         FL      33947   PUD                     20370201        300800
17020329         6.625 UNION CITY                           CA      94587   Single Family           20370201        300000
17020330           7.5 PORTERVILLE                          CA      93257   PUD                     20370201        150500
17020331         8.375 BRENTWOOD                            CA      94513   Single Family           20370201        560000
17020332         7.625 PASADENA                             CA      91104   Single Family           20370201        528000
17020333          7.75 KISSIMMEE                            FL      34746   PUD                     20370201        195000
17020334         7.375 BALDWIN PARK                         CA      91706   Single Family           20370201        388000
17020335         7.875 OCEANSIDE                            CA      92056   PUD                     20370201        412000
17020336         8.375 KEY COLONY BEACH                     FL      33051   Townhouse               20370201        833000
17020337          6.75 HOLLISTER                            CA      95023   Single Family           20370201        285000
17021407          7.75 CRANFORD                             NJ      7016    Single Family           20370201        629500
17021408          7.75 WALDWICK                             NJ      7463    Single Family           20370201        366750
17021410          8.25 ORLANDO                              FL      32828   PUD                     20370201        500000
17021412         8.375 ORLANDO                              FL      32829   PUD                     20370201        236000
17021413         7.375 CORAL SPRINGS                        FL      33076   PUD                     20370201        207920
17021414         7.125 MIRAMAR                              FL      33023   Single Family           20370201        200000
17021415         7.875 SAINT PETERSBURG                     FL      33713   Single Family           20370201        136000
17021417         7.125 EAST BRUNSWICK                       NJ      8816    Condominium             20370201        198500
17021418         7.875 INVERNESS                            IL      60067   Single Family           20370201        652000
17021419         7.625 LAKE ZURICH                          IL      60047   Single Family           20370201        999950
17021420          7.75 ATLANTA                              GA      30307   Condominium             20370201        214400
17021421           7.5 LUTZ                                 FL      33558   PUD                     20370201       1350000
17021423          6.75 NEW PORT RICHEY                      FL      34654   PUD                     20370201        223992
17021424             7 ST  CLOUD                            FL      34772   PUD                     20370201        210300
17021425          7.25 MCDONOUGH                            GA      30252   PUD                     20370201        195650
17021426         6.875 FLAT ROCK                            NC      28731   Single Family           20370101        210400
17021427          6.75 TEMPLE                               GA      30179   Single Family           20370201        188000
17021429         7.875 GROVER BEACH                         CA      93433   Single Family           20361201        572000
17021430          8.25 NORWALK                              CA      90650   Single Family           20370201        400000
17021431             8 WHITTIER                             CA      90606   Single Family           20370201        479200
17021432             8 LOS ANGELES                          CA      90063   Single Family           20370201        348000
17021433          7.99 GLENDALE                             CA      91202   Condominium             20370201        341600
17021434          7.25 SAN BERNARDINO                       CA      92410   Single Family           20370201        240000
17021435         7.875 RIVERSIDE                            CA      92508   Single Family           20370201        388000
17021436           7.5 POMONA                               CA      91766   Single Family           20370201        350000
17021437          8.25 CORONA                               CA      92879   Single Family           20370201        476000
17021438          8.25 INGLEWOOD                            CA      90305   Condominium             20370201        300000
17021439         7.375 COMPTON                              CA      90221   Single Family           20370201        332000
17021440         8.125 LANCASTER                            CA      93534   Single Family           20370201        288000
17021441          7.75 FONTANA                              CA      92335   Single Family           20370201        248000
17021443         7.125 KENMORE                              WA      98028   PUD                     20370201        450450
17021444          8.25 RIALTO                               CA      92376   Single Family           20370201        292000
17021445         7.875 SANTA CLARITA                        CA      91351   Single Family           20370201        364000
17021446         7.625 ARTESIA                              CA      90701   Single Family           20370201        288000
17021447           7.5 THOUSAND OAKS                        CA      91360   Condominium             20370201        344000
17021448         7.875 LOS ANGELES (WEST HILLS A            CA      91304   Single Family           20370201        528000
17021450          7.75 SAN BERNARDINO                       CA      92407   Single Family           20370201        298000
17021451             7 LOS ANGELES (VENICE AREA)            CA      90291   Single Family           20370201        810000
17021452         7.875 ANAHEIM                              CA      92804   Single Family           20370201        529600
17021453             8 COMPTON                              CA      90221   Single Family           20370201        364000
17021454          7.75 MANHATTAN BEACH                      CA      90266   Single Family           20370201        912600
17021456          7.75 MURRIETA                             CA      92563   PUD                     20370201        352000
17021457          8.25 LOS ANGELES                          CA      90047   Single Family           20370201        380000
17021458         8.375 SANTA MARIA                          CA      93458   Single Family           20370201        400000
17021459         7.375 MIRA LOMA AREA                       CA      91752   Single Family           20370201        520000
17021460         8.375 PORTLAND                             OR      97220   Single Family           20370201        180200
17021461          7.75 EL MIRAGE                            AZ      85335   PUD                     20370201        318400
17021462         7.875 STOCKTON                             CA      95210   Single Family           20370201        244000
17021463           7.5 HOLLISTER                            CA      95023   PUD                     20370201        345600
17021464          7.75 TURLOCK                              CA      95382   Single Family           20370201        288000
17021465          7.25 PORTERVILLE                          CA      93257   Single Family           20370201        305500
17021466           7.5 OAKLAND                              CA      94619   Single Family           20370201        412000
17021467         7.625 CHULA VISTA                          CA      91910   Condominium             20370201        316000
17021469         7.375 CHULA VISTA                          CA      91911   Condominium             20370201        387900
17021470         7.375 PERRIS                               CA      92571   PUD                     20370201        384000
17021471         7.625 CHULA VISTA                          CA      91913   PUD                     20370201        428000
17021472          6.25 SAN DIEGO                            CA      92139   Single Family           20370201        242000
17021513           7.5 VISALIA                              CA      93291   Single Family           20370201        351200
17056654         7.625 GARDEN GROVE                         CA      92843   PUD                     20370201        356000
17056655             8 CHINO                                CA      91710   Single Family           20370301        384000
17056656         7.375 ALHAMBRA                             CA      91803   Single Family           20370301        520000
17056659         7.625 ROSAMOND                             CA      93560   Single Family           20370201        220000
17056660          7.75 SANTA CLARITA                        CA      91351   Single Family           20370301        351600
17056661          7.75 VALLEJO                              CA      94591   PUD                     20370201        552000
17056663             8 SAN JOSE                             CA      95130   2-4 Family              20370301        628800
17056665           7.5 SAN BERNARDINO                       CA      92407   Single Family           20370301        287200
17056666           7.5 OCEANSIDE                            CA      92057   PUD                     20370201        372000
17021473         7.875 EL CAJON                             CA      92019   Single Family           20370201        596000
17021474         7.625 RANCHO MIRAGE                        CA      92270   PUD                     20370201        516000
17021475         7.875 SUN CITY AREA                        CA      92586   Single Family           20370201        220000
17021476         7.375 SAN DIEGO                            CA      92124   Condominium             20370201        248000
17021477          8.25 MISSION VIEJO                        CA      92691   Condominium             20370201        384000
17021478          7.25 LA MESA                              CA      91942   Single Family           20370201        367900
17021479          6.99 SAN DIEGO                            CA      92119   Single Family           20370201        404000
17021480          7.75 SAN MARCOS                           CA      92078   Single Family           20370201        420000
17021481         7.875 SAN JOSE                             CA      95125   Single Family           20370201        870000
17021482         7.875 LA MESA                              CA      91941   Condominium             20370201        252000
17021483         7.875 LAKESIDE AREA                        CA      92040   Single Family           20370201        392000
17021484           7.5 SAN DIEGO                            CA      92105   Single Family           20370201        286000
17021485          7.75 REDLANDS                             CA      92374   Single Family           20370201        284000
17021486         8.375 WARREN                               OR      97053   Single Family           20370201        362000
17021487         8.375 SAN JUAN BAUTISTA                    CA      95045   Single Family           20361201        888000
17021489           7.5 LAVEEN                               AZ      85339   PUD                     20370201        236000
17021490         7.625 BANNING                              CA      92220   Single Family           20361201        287840
17021491         6.875 LAS VEGAS                            NV      89128   Single Family           20361201        203200
17021492         7.625 LAS VEGAS                            NV      89128   PUD                     20370201        360000
17021493          7.25 LAS VEGAS                            NV      89108   Single Family           20370101        204000
17021495          7.75 ONTARIO                              CA      91761   Single Family           20370101        380000
17021497         7.875 AMERICAN CANYON                      CA      94503   Single Family           20370101        577000
17021498         7.875 CHULA VISTA                          CA      91911   PUD                     20370101        380000
17021499         8.125 SACRAMENTO                           CA      95832   Single Family           20370101        408000
17021500         7.125 LAS VEGAS                            NV      89102   Single Family           20370101        264000
17021501             7 CHULA VISTA                          CA      91913   PUD                     20370201        502168
17021502             7 SAN MARCOS                           CA      92078   PUD                     20370101        532000
17021503          7.75 WESTMINSTER                          CA      92683   Single Family           20370101        504000
17021504         7.375 ANTELOPE                             CA      95843   Single Family           20370101        239200
17021505         7.625 SANTA ROSA                           CA      95404   PUD                     20370101        572000
17021506         8.125 MORENO VALLEY                        CA      92553   Single Family           20370201        300000
17021507          8.25 SAN JOSE                             CA      95132   Single Family           20370201        524000
17021508             8 STOCKTON                             CA      95219   PUD                     20370101        394600
17021509          8.25 VICTORVILLE                          CA      92394   PUD                     20370101        243800
17021511             8 CHINO                                CA      91710   Condominium             20370201        244000
17021512          8.25 COTATI                               CA      94931   PUD                     20370201        480000
17020122             7 CHICAGO                              IL      60647   Condominium             20370201        162400
17020123           7.5 HOMESTEAD                            FL      33032   Single Family           20370201        209950
17020124         7.375 FORT LAUDERDALE                      FL      33312   Single Family           20370201        880000
17020125         7.375 MANASSAS PARK                        VA      20111   PUD                     20370201        304000
17020126         7.875 DORAL                                FL      33178   Townhouse               20370201        260400
17020127         7.625 HIGHLAND PARK                        TX      75205   Single Family           20370101        920000
17020128         7.625 ENCINITAS                            CA      92024   PUD                     20370201        524000
17020129           6.5 BALTIMORE                            MD      21215   Single Family           20370201        172000
17020130          7.25 PLANTATION                           FL      33322   PUD                     20370201        292000
17020131          7.25 SAN JOAQUIN                          CA      93660   Single Family           20370201        172000
17020132          7.25 DORAL                                FL      33166   Condominium             20370201        135150
17020133         6.125 SAN MARCOS                           CA      92078   PUD                     20370201        400000
17020136           7.5 DORAL                                FL      33166   Condominium             20370201        177520
17020138             7 AUSTIN                               TX      78732   PUD                     20370201        292000
17020139           7.5 BALTIMORE                            MD      21224   Townhouse               20370201        188000
17020140         7.625 OAKLAND                              CA      94603   Condominium             20370201        311910
17020141             7 SUNRISE                              FL      33351   Single Family           20370201        234600
17020143         8.375 SAN BERNARDINO                       CA      92405   Single Family           20370201        325600
17020144             7 PROSSER                              WA      99350   Single Family           20370201         95680
17020145           7.5 MADERA                               CA      93638   Single Family           20370201        193560
17020146         7.625 WEST PALM BEACH                      FL      33415   Condominium             20370201        227792
17020147          7.25 MORRO BAY                            CA      93442   Single Family           20370201        350000
17020148         6.625 SANTEE                               CA      92071   Condominium             20370201        220000
17020149         6.625 BELL GARDENS                         CA      90201   Single Family           20370201        360000
17020150         7.625 MIRAMAR                              FL      33027   Single Family           20370201        600000
17020151          7.75 CAPE CORAL                           FL      33993   Single Family           20370201        192000
17020152         7.375 CAPE CORAL                           FL      33909   Single Family           20370201        227200
17020153         7.375 SAN DIEGO                            CA      92114   Single Family           20370201        296000
17020154             7 SAN DIEGO                            CA      92111   Condominium             20370201        343200
17020155         7.875 ANTHEM                               AZ      85086   PUD                     20370201        344000
17020157         7.125 BUNNELL                              FL      32110   Single Family           20370201        380000
17020158          7.25 FRESNO                               CA      93704   Single Family           20370201        250400
17020160         8.125 PALM BAY                             FL      32905   Condominium             20370201        320000
17020161             8 FREDERICKSBURG                       VA      22407   PUD                     20370201        227200
17020162         7.625 GOODYEAR                             AZ      85338   PUD                     20370201        311500
17020163         7.375 COOPER CITY                          FL      33330   Single Family           20370201        370400
17020164         8.125 SAN JOSE                             CA      95120   PUD                     20370201        592000
17020165           6.5 VALLEJO                              CA      94589   Single Family           20370201        185000
17020166         8.375 COCONUT CREEK                        FL      33063   Condominium             20370201        185520
17020167         7.125 MERCED                               CA      95340   Single Family           20370201        180200
17020168          8.25 BOYNTON BEACH                        FL      33435   Condominium             20370201        156450
17020169          7.25 LAS VEGAS                            NV      89178   PUD                     20370101        741600
17020170          7.25 CHURCHTON                            MD      20733   Single Family           20370201        524000
17020171             8 UNION CITY                           CA      94587   Single Family           20370201        512000
17020172          8.25 VENTURA AREA                         CA      93001   Single Family           20370201        472000
17012345         7.375 OAKLAND PARK                         FL      33309   PUD                     20370201        224000
17012346             8 FONTANA                              CA      92337   Single Family           20370201        400000
17012348         7.875 MIRAMAR                              FL      33029   PUD                     20370201        767200
17012349           7.5 ALTADENA                             CA      91001   Single Family           20370201        412000
17012350          7.25 LADERA RANCH                         CA      92694   PUD                     20370201        962713
17012351         7.875 COMPTON                              CA      90220   Single Family           20370201        344000
17012352         7.625 STONE MOUNTAIN                       GA      30087   PUD                     20370201        193600
17012353           7.5 PEMBROKE PINES                       FL      33332   PUD                     20370201        564000
17012354           7.5 MANASSAS                             VA      20110   PUD                     20370201        324000
17012355         7.625 DORAL                                FL      33178   PUD                     20370201        262832
17013081         6.625 HOBOKEN                              NJ      7030    Condominium             20370201        500000
17013082         7.125 GREAT NECK                           NY      11021   Single Family           20370201        453680
17013083         7.375 HICKSVILLE                           NY      11801   Single Family           20370201        271360
17013084          7.75 ALDIE                                VA      20105   PUD                     20370201        528000
17013085          7.25 ORLANDO                              FL      32809   Single Family           20370101        165200
17013086         8.125 CORAL SPRINGS                        FL      33065   Single Family           20370201        340000
17013087          7.75 GREENACRES                           FL      33463   PUD                     20370201        137824
17013088         7.625 CORAL SPRINGS                        FL      33065   PUD                     20370201        299600
17013089         8.125 CHATHAM                              NJ      7928    Single Family           20370201        320000
17013090             7 HAMBURG                              NJ      7419    PUD                     20370201        228000
17013091         7.625 PRATTVILLE                           AL      36067   Single Family           20370101        149600
17013092         6.625 ATLANTA                              GA      30340   PUD                     20370201        255200
17013093             8 PALMDALE                             CA      93551   Single Family           20370101        500000
17013094         6.875 LOS ANGELES (PACOIMA AREA            CA      91331   Condominium             20370201        175000
17013096         8.125 CLAREMONT                            CA      91711   Condominium             20370201        456000
17013097         6.875 LOS ANGELES                          CA      90001   2-4 Family              20370201        331500
17013098         7.875 THOUSAND OAKS                        CA      91360   Single Family           20370101        488000
17013099         7.375 LOS ANGELES                          CA      91364   Single Family           20370201        600800
17013100         7.625 SIMI VALLEY                          CA      93063   Single Family           20370101        372000
17013101         7.875 LOS ANGELES (VAN NUYS ARE            CA      91406   Single Family           20370101        417000
17013102             8 COSTA MESA                           CA      92627   Single Family           20370101        528000
17013103         6.875 LOS ANGELES AREA                     CA      90002   Single Family           20370101        260000
17013105          8.25 NORTHRIDGE AREA                      CA      91325   Condominium             20370201        308800
17013106         7.875 LOS ANGELES                          CA      90003   2-4 Family              20370201        448000
17013107          8.25 CORONA AREA                          CA      92880   Single Family           20370201        533600
17013108         8.125 HAWTHORNE                            CA      90250   Condominium             20370201        439200
17013109         7.375 RIVERSIDE                            CA      92503   Single Family           20370201        328000
17013111         7.375 SANTA BARBARA                        CA      93108   Condominium             20370201        592000
17013112          6.25 COSTA MESA                           CA      92626   Single Family           20370201        375000
17013114          8.25 RIVERSIDE AREA                       CA      92509   Single Family           20370201        306400
17013115          7.75 LOMPOC                               CA      93436   Single Family           20370201        334000
17013116          7.75 BOTHELL                              WA      98012   Single Family           20370201        332800
17013117         7.125 CHINO                                CA      91710   Single Family           20370201        433000
17013118             8 ANTIOCH                              CA      94509   Single Family           20370101        666100
17013119           7.5 SAN JOSE                             CA      95117   Single Family           20370201        630000
17013120         8.125 EMERYVILLE                           CA      94608   Condominium             20370201        560000
17013121          7.99 SAN JOSE                             CA      95128   PUD                     20370101        551200
17013122         7.375 BAY POINT                            CA      94565   Single Family           20370201        241800
17013123         7.625 LONG BEACH                           CA      90807   Single Family           20370201        388000
17013124         8.125 EL CAJON                             CA      92021   Single Family           20370101        576000
17013125          7.75 NORWALK                              CA      90650   Single Family           20370201        340000
17013126         6.875 SAN DIEGO                            CA      92128   PUD                     20370101        417000
17013127          8.25 FALLBROOK                            CA      92028   Single Family           20370201        344000
17013128         7.375 NATIONAL CITY                        CA      91950   Single Family           20370201        368000
17013129           7.5 CHULA VISTA                          CA      91913   Condominium             20370201        384000
17013130         7.125 CHULA VISTA                          CA      91913   PUD                     20370201        472000
17013131         7.375 CHULA VISTA                          CA      91910   Single Family           20370201        412500
17013132          7.25 SPRING VALLEY                        CA      91977   Single Family           20370201        392000
17013133          7.25 CHULA VISTA                          CA      91915   PUD                     20370201        417000
17013134          7.75 CARLSBAD                             CA      92008   Condominium             20370201        382000
17013135          7.75 BONITA AREA                          CA      91902   Single Family           20370201        650000
17013136          7.75 TEMECULA                             CA      92591   PUD                     20370201        473600
17013137         7.625 SAN DIEGO                            CA      92115   Condominium             20370201        264000
17013138           7.5 NATIONAL CITY                        CA      91950   2-4 Family              20370201        640000
17013139         6.625 CHULA VISTA                          CA      91913   PUD                     20370101        478466
17013140          7.75 PLUMAS LAKE                          CA      95961   Single Family           20361101        304000
17013141         7.875 CHULA VISTA                          CA      91915   PUD                     20370101        441480
17013142             8 BOULDER CREEK                        CA      95006   Single Family           20370101        488000
17013143         8.375 PLAYA DEL REY                        CA      90293   Condominium             20361201        437600
17013144          7.75 RIVERSIDE                            CA      92506   Single Family           20370101        603200
17013145             8 SPARKS                               NV      89436   Single Family           20370101        202400
17013146             8 SPARKS                               NV      89436   Single Family           20370101        220000
17013147          8.25 LONG BEACH                           CA      90805   2-4 Family              20370101        556000
17013148          8.25 COLORADO SPRINGS                     CO      80923   PUD                     20370101        184800
17013149          7.75 RENO                                 NV      89523   Single Family           20370101        263200
17013150          8.25 EMERYVILLE                           CA      94608   Condominium             20361201        556000
17013151         7.125 ANTIOCH                              CA      94531   Single Family           20370101        580000
17013152          6.75 DIXON                                CA      95620   Single Family           20361201        408000
17013153             8 CHULA VISTA                          CA      91913   PUD                     20370101        604340
17013154           6.5 INDIO                                CA      92203   PUD                     20361201        361300
17013155         7.875 ANAHEIM                              CA      92806   Single Family           20370101        488000
17013156         6.875 OXNARD                               CA      93036   PUD                     20370101        527300
17013157          7.75 SAN DIEGO                            CA      92127   PUD                     20370101        698350
17013158         7.625 SUN CITY                             CA      92585   PUD                     20370101        402350
17013159         7.875 ANAHEIM                              CA      92802   Single Family           20370101        584000
17013160             8 GARDEN GROVE                         CA      92840   Single Family           20370101        460000
17013161             8 CORONA                               CA      92880   Single Family           20370101        599150
17013162          7.25 HIGHLAND                             CA      92346   PUD                     20370101        531400
17013163         7.375 MORENO VALLEY                        CA      92553   Single Family           20370101        240000
17013164         7.125 SAN JACINTO                          CA      92583   Single Family           20370101        176000
17014026         7.125 MORENO VALLEY                        CA      92553   Single Family           20370201        248000
17014027         8.375 FREDERICK                            MD      21702   Single Family           20370201        504000
17014028         8.375 SAN JOSE                             CA      95121   Single Family           20370201        500000
17014029         7.875 PATTERSON                            CA      95363   Single Family           20370201        360000
17014030         8.125 PALMDALE                             CA      93552   Single Family           20370201        289600
17014031             8 MURRIETA                             CA      92562   Single Family           20370201        520000
17014032         7.375 SAN DIEGO                            CA      92105   Single Family           20370201        452000
17014033          8.25 TOLUCA LAKE AREA                     CA      91602   Single Family           20370201        775756
17014034          7.75 WHITTIER AREA                        CA      90604   Single Family           20370201        450000
17014035          8.25 NEWARK                               CA      94560   Single Family           20370201        592000
17014036         6.875 RIALTO                               CA      92377   Single Family           20370201        356000
17014037          7.75 CHULA VISTA                          CA      91915   PUD                     20370201        996000
17014038             8 CARSON CITY                          NV      89701   Single Family           20370201        209200
17014039         8.375 LOS ANGELES                          CA      90017   Condominium             20370201        512000
17014040         7.875 OCEANSIDE                            CA      92056   Single Family           20370201        391200
16983952          7.25 PLYMOUTH                             MN      55446   Single Family           20370101        555000
16989539         7.125 HIGLEY                               AZ      85236   PUD                     20370101        235000
16989688          7.75 MIAMI                                FL      33175   Single Family           20370101        336000
16833580         6.875 SACRAMENTO                           CA      95822   Single Family           20361101        450000
16804206           7.5 IRVINE                               CA      92612   PUD                     20361101        462400
16825860          7.75 MIRAMAR                              FL      33025   PUD                     20361201        268000
16847128           7.5 LAWRENCEVILLE                        GA      30044   PUD                     20370101        132650
17021561         6.875 WEST HOLLYWOOD                       CA      90069   Condominium             20370201        619000
17052640          8.25 ELMONT                               NY      11003   Single Family           20370201        330700
17021542          7.25 LAS VEGAS                            NV      89108   Single Family           20370201        130000
17021550         6.125 PEORIA                               AZ      85381   Single Family           20370201        217000
17021573         7.375 TAMPA                                FL      33611   Single Family           20370201        131000
17021555         7.375 HASBROUCK HEIGHTS                    NJ      7604    Single Family           20370201        452000
17021603          6.75 GOLDEN                               CO      80401   Single Family           20370201        224000
17021571         6.375 ORLANDO                              FL      32825   PUD                     20370201        145000
17021551          7.75 OCALA                                FL      34473   Single Family           20370201        200550
17021566         7.625 WELLINGTON                           FL      33414   PUD                     20370201        453800
17021578         7.625 SAINT LOUIS                          MO      63146   PUD                     20370201        155500
17021596          6.75 THONOTOSASSA                         FL      33592   Single Family           20370201        108000
17021586         8.375 JACKSON                              TN      38305   Single Family           20370201        300000
17021572          6.25 MARCO ISLAND                         FL      34145   Condominium             20370201        275000
17021539         7.375 ROSWELL                              GA      30075   PUD                     20370201        848000
17021538         8.125 MIAMI GARDENS                        FL      33056   Single Family           20370201        228000
17021606         8.125 OCEANSIDE                            CA      92057   PUD                     20370201        456000
17021605         8.375 OCEANSIDE                            CA      92056   Single Family           20370201        516000
17021597         7.875 BOWIE                                MD      20716   PUD                     20370201        292000
17021595         7.125 MANTECA                              CA      95337   Single Family           20370201        345600
17021545         7.875 LANCASTER                            CA      93535   Single Family           20370201        284000
17021602           7.5 KINGSPORT                            TN      37660   Single Family           20370201        104000
17021560          7.25 BARRINGTON                           IL      60010   Single Family           20370201        320000
17021582           7.5 SPRING HILL                          FL      34608   Single Family           20370201        118000
17021592         8.375 SPRING HILL                          FL      34606   2-4 Family              20370201        144000
17021577          7.75 SARASOTA                             FL      34231   Single Family           20370201        254000
17052638             8 EDGEWOOD                             MD      21040   Single Family           20370301        272000
17021569         7.375 TACOMA                               WA      98406   Single Family           20370201        277200
17021608          6.75 MIDLOTHIAN                           VA      23112   Single Family           20370201        198400
17021604          7.75 MOOSIC                               PA      18507   Single Family           20370201        413000
17021587          7.75 GLENDALE                             AZ      85308   PUD                     20370201        352000
17021574         7.375 INDIANAPOLIS                         IN      46220   Single Family           20370201        228000
17021549         8.375 ZIMMERMAN                            MN      55398   Single Family           20370201        152800
17021618          7.99 WASHINGTON                           DC      20018   Single Family           20370201        308000
17021583          7.25 MIAMI                                FL      33126   Condominium             20370201        176000
17021614          7.75 HUNTERSVILLE                         NC      28078   PUD                     20370201        124000
17021558         8.375 MIAMI                                FL      33179   Condominium             20370201        164800
17021557           7.5 MORENO VALLEY                        CA      92555   Condominium             20370201        247992
17021593         7.875 DURHAM                               NC      27707   Single Family           20370201        227200
17021584             8 POMPANO BEACH                        FL      33062   Condominium             20370201        552000
17021607         7.875 SANTA ANA                            CA      92706   PUD                     20370201        800000
17021624         7.375 ROSHARON                             TX      77583   PUD                     20370201        100400
17021600             8 FRENCH CAMP                          CA      95231   Single Family           20370201        351200
17021581          7.25 MARTINEZ                             CA      94553   Single Family           20370201        636000
17021562           7.5 KELLER                               TX      76248   Single Family           20370201        101600
17021565          7.25 WHITE HALL                           MD      21161   Single Family           20370201        240000
17021609         8.375 MASON CITY                           IA      50401   Single Family           20370201        208000
17021612         7.625 BOYNTON BEACH                        FL      33436   PUD                     20370201        256000
17021589         7.625 COVINGTON                            GA      30016   PUD                     20370201        133750
17021617         7.875 DANA POINT                           CA      92629   Single Family           20370201        840000
17021598         7.625 LOUISVILLE                           KY      40241   Single Family           20370201        180000
17052645         7.625 SPRINGFIELD                          VA      22152   Single Family           20370201        456000
17021599         7.875 ORLANDO                              FL      32825   PUD                     20370201        172000
17021611         6.875 VIENNA                               VA      22180   Single Family           20370201        563200
17021552           7.5 AURORA                               CO      80015   PUD                     20370201        304000
17021553          7.25 BRIGHTON                             CO      80601   Single Family           20370201        217600
17021576          8.25 SAN MARCOS                           CA      92069   Single Family           20370201        368000
17052660         7.625 MIAMI                                FL      33156   Single Family           20370301        530000
17021629          6.75 LAKEVILLE                            MN      55044   Single Family           20370201        248000
17021567           7.5 LAS VEGAS                            NV      89178   PUD                     20370201        298100
17021619         8.125 VIRGINIA BEACH                       VA      23464   Single Family           20370201        180800
17021632         8.375 LOS ANGELES                          CA      90006   2-4 Family              20370201        548000
17021559          8.25 MIAMI                                FL      33177   Single Family           20370201        212800
17021547         7.625 PICKERINGTON                         OH      43147   Single Family           20370201        217250
17021591          7.75 WINCHESTER                           NC      92596   PUD                     20370201        391950
17021631          7.99 FORT WASHINGTON                      MD      20744   PUD                     20370201        470400
17021588         8.375 DUMFRIES                             VA      22026   PUD                     20370201        240000
17021623         8.375 TARPON SPRINGS                       FL      34689   PUD                     20370201        204000
17021570         7.625 DAVENPORT                            IA      52806   Single Family           20370201        112300
17021615         7.625 MIRAMAR                              FL      33027   Single Family           20370201        456300
17021590          7.75 ORLANDO                              FL      32808   Single Family           20370201        220000
17052659         7.625 CAPE CORAL                           FL      33990   Single Family           20370301        280000
17021575           7.5 RANCHO SANTA MARGARITA               CA      92688   Condominium             20370201        279200
17021634         7.875 BETHLEHEM                            PA      18018   Single Family           20370201        187200
17021563          7.75 TORRANCE                             CA      90505   Single Family           20370201        650000
17021616         7.875 UPLAND                               CA      91786   Condominium             20370201        249500
17052666         7.125 INDIANAPOLIS                         IN      46256   PUD                     20370301        308000
17021622         7.375 KNIGHTDALE                           NC      27545   PUD                     20370201        139650
17052682          7.25 SOUTHFIELD                           MI      48075   Single Family           20370301        154000
17052652         7.125 STAMFORD                             CT      6902    Single Family           20370301        620000
17021633           7.5 SURPRISE                             AZ      85379   PUD                     20370201        176000
17021628         7.875 JONESBOROUGH                         TN      37659   Single Family           20370201         91500
17021626          7.75 LAS VEGAS                            NV      89147   Single Family           20370301        258400
17052673         7.875 PORT SAINT LUCIE                     FL      34953   Single Family           20370301        214400
17021627         7.375 SUN PRAIRIE                          WI      53590   Single Family           20370301        192000
17021625          7.75 SAN DIEGO                            CA      92103   Single Family           20370201        680000
17052670         8.375 CHANDLER                             AZ      85225   Single Family           20370301        300000
17021613         7.625 NORTH ATTLEBORO                      MA      2760    Single Family           20370201        271200
17052671         8.375 LAKELAND                             FL      33809   Single Family           20370301        187200
17052646         7.625 STOCKBRIDGE                          MA      1262    Single Family           20370301       1000000
17052674         6.875 SUWANEE                              GA      30024   PUD                     20370301        176800
17052647           7.5 JAMESTOWN                            ND      58401   Single Family           20370301        151000
17021579          7.75 CLERMONT                             FL      34714   PUD                     20370201        244000
17052688         6.375 ORLANDO                              FL      32818   Single Family           20370301        130000
17052641          7.75 SANTA CLARITA                        CA      91350   Single Family           20370201        412250
17021621         7.875 FOREST LAKE                          MN      55025   Single Family           20370201        332000
17052678          7.75 HAM LAKE                             MN      55304   Single Family           20370301        180000
17021630         7.875 VICKSBURG                            MI      49097   Single Family           20370201        102400
17052662           7.5 RUSKIN                               FL      33570   PUD                     20370301        233600
17052654             8 GAITHERSBURG                         MD      20878   PUD                     20370301        440000
17021585          6.75 WALTON                               KY      41094   PUD                     20370201        176000
17052649          6.75 EVERETT                              MA      2149    2-4 Family              20370301        331650
17052664             8 ORLANDO                              FL      32824   Condominium             20370201        184000
17052665          7.75 HIGGANUM                             CT      6441    Single Family           20370301        230000
17021610         7.625 CAPE CORAL                           FL      33904   Single Family           20370201        148000
17052676         7.625 SHAKOPEE                             MN      55379   Single Family           20370301        384000
17052691         7.875 NORTH PORT                           FL      34288   Single Family           20370201        215900
17052677          7.75 MINNETONKA                           MN      55305   Single Family           20370301        308000
17021635           7.5 CATHEDRAL CITY                       CA      92234   Single Family           20370201        225000
17052648          6.75 BEAUFORT                             SC      29902   PUD                     20370301        485100
17052672         7.375 MINNEAPOLIS                          MN      55430   Single Family           20370301        156000
17052683          7.25 CLEARWATER                           FL      33761   Single Family           20370301         75000
17052644         7.375 VIRGINIA BEACH                       VA      23462   Single Family           20370201        180000
17052663          7.25 JONESBORO                            GA      30238   Single Family           20370301        116800
17052668           8.5 POWELL                               OH      43065   Single Family           20370201        412000
17052651         7.875 EAST BOSTON                          MA      2128    Townhouse               20370301        308000
17052692         8.375 NOKOMIS                              FL      34275   Single Family           20370301        500000
17052667          8.25 BOWIE                                MD      20721   PUD                     20370301        875000
17052690         7.375 SILVER SPRING                        MD      20904   Condominium             20370301        106800
17052639           6.5 LAS VEGAS                            NV      89134   PUD                     20370201        284000
17052675         7.625 SAN BERNARDINO                       CA      92405   Single Family           20370301        220000
17052687         7.625 PALMETTO BAY                         FL      33157   Single Family           20370301        536000
17052643         7.375 HOMESTEAD                            FL      33033   Single Family           20370301        280000
17052657         8.125 AMELIA                               OH      45102   PUD                     20370301        192800
17052658         7.375 WYLIE                                TX      75098   PUD                     20370301        196800
17052679           7.5 SPRINGPORT                           MI      49284   Single Family           20370301        164000
17052689          7.75 OXFORD                               MS      38655   Single Family           20370301        138400
17052650         7.875 INCLINE VILLAGE                      NV      89451   Condominium             20370301        380000
17052694          7.25 BRUNSVILLE                           MN      55337   Single Family           20370301        208800
17052656         8.375 CANTON                               GA      30115   PUD                     20370301        301800
17052680         8.125 SAFETY HARBOR                        FL      34695   PUD                     20370301        232000
17052693         8.375 BONITA SPRINGS                       FL      34135   PUD                     20370301        257400
17052642         6.875 PALM BAY                             FL      32905   PUD                     20370301        123000
17052685         7.875 GREEN TWNSHP                         NJ      7821    Single Family           20370301        500000
17052653             8 ORLANDO                              FL      32836   PUD                     20370301        572000
17052655         7.375 WASHINGTON TWP                       MI      48094   Single Family           20370301        720000
17052696             8 OVERLAND PARK                        KS      66223   Single Family           20370301        145600
17052686         8.375 RIPON                                CA      95366   PUD                     20370301        799200
17052695         8.375 KATY                                 TX      77494   PUD                     20370301        274150
16590998         7.625 BISCAYNE PARK                        FL      33161   2-4 Family              20360901        304000
17021537         7.625 RENTON                               WA      98055   Single Family           20370201        322500
17021554         8.125 MINNEAPOLIS                          MN      55413   Single Family           20370201        180000
17021568         7.625 OCEANSIDE                            CA      92057   Single Family           20370201        350800
17021564           6.5 SANTA CLARITA                        CA      91350   Single Family           20370201        476200
17021556         7.375 OAKLAND                              CA      94608   Single Family           20370201        388500
17021540         8.125 OMAHA                                NE      68135   PUD                     20370301         95000
17021543           7.5 WEST PALM BEACH                      FL      33404   Single Family           20370201        190400
17021541          7.25 CINCINNATI                           OH      45241   Single Family           20370201        194000
17021546         7.625 GARDENA                              CA      90247   Condominium             20370201        357600
16980006         7.125 CINCINNATI                           OH      45249   Single Family           20370201        532000
17021548          8.25 DELTONA                              FL      32725   Single Family           20370201        220000
16980008         7.625 CYPRESS                              TX      77433   PUD                     20370101        117600
16825837          6.75 BURTON                               OH      44021   Single Family           20361201        205000
16847069          8.25 RIVERDALE                            GA      30296   Single Family           20361201        420000
16666466             7 FOXBORO                              MA      2035    Single Family           20361001        316000
16769349          6.75 SACRAMENTO                           CA      95838   Single Family           20361101        285000
16774753         7.625 FORT LAUDERDALE                      FL      33334   Single Family           20361101        220000
16774760             7 FRESNO                               CA      93722   Single Family           20361101        268800
16769272         8.763 MIAMI                                FL      33155   Single Family           20361101        424000
16769320         6.875 (NORTHRIDGE AREA) LOS ANG            CA      91326   PUD                     20361101       1290000
16769123           7.5 LOS ANGELES                          CA      90011   Single Family           20361001        300000
16769124             8 LOS ANGELES                          CA      90003   Single Family           20360901        383200
16769133         8.125 AZUSA                                CA      91702   Condominium             20361001        248000
16769140         7.875 TUCSON                               AZ      85747   PUD                     20361001        151900
16769154          7.25 MANHATTAN BEACH                      CA      90266   Condominium             20361001        880000
16769186             7 HENDERSON                            NV      89012   PUD                     20361001        243200
16769204         8.375 SAN DIEGO                            CA      92126   Single Family           20361101        400000
16769223             8 WOODBRIDGE                           VA      22191   PUD                     20361101        372650
16769238          7.55 LEMOORE                              CA      93245   Single Family           20361101        199125
16769252         7.625 VENTURA                              CA      93003   Condominium             20361001        286400
17052669         6.875 CHESAPEAKE                           VA      23320   PUD                     20370301        272000
17021620          7.75 MIAMI                                FL      33170   PUD                     20370201        211900
17021544         7.125 CHICAGO                              IL      60614   Single Family           20370201        412800
17052681           7.5 NEWPORT NEWS                         VA      23602   Single Family           20370301        120000
17021580         7.125 CHESAPEAKE                           VA      23323   Single Family           20370201        156000
16845236          8.25 TRACY                                CA      95377   Single Family           20361201        437600
16836973          8.25 CHICAGO                              IL      60622   Condominium             20361201        347200
16836977         7.375 KUNA                                 ID      83634   PUD                     20361201        336000
16836979          7.75 CLERMONT                             FL      34711   Single Family           20361201        242400
16836981         6.875 HILLSBORO                            OR      97124   PUD                     20361201        336800
16836469             7 HYDE PARK                            MA      2136    2-4 Family              20361101        408000
16836472         7.625 UNION                                NJ      7083    Single Family           20361201        396000
16836485         7.125 MIAMI                                FL      33155   Single Family           20361201        520000
16836489             8 FAR ROCKAWAY                         NY      11691   Single Family           20361201        479120
16836500         7.375 MORENO VALLEY                        CA      92555   Single Family           20361201        448000
16836831         7.625 ONTARIO                              CA      91762   Single Family           20361201        374000
16836834           6.5 POINCIANA                            FL      34759   PUD                     20361201        161000
16836835           6.5 SAINT CLOUD                          FL      34772   PUD                     20361201        232286
16836850             7 NAMPA                                ID      83651   PUD                     20361201        181934
16836861         8.125 EAGLE                                ID      83616   PUD                     20361201        187200
16836873           7.5 MODESTO                              CA      95355   Single Family           20361201        467120
16836876         7.875 DES PLAINES                          IL      60018   Single Family           20361201        277600
16836881         7.125 CORONA                               CA      92883   Condominium             20361201        344400
16836882          8.25 CERES                                CA      95307   Single Family           20361201        412000
16836885         7.375 SUNRISE                              FL      33322   Single Family           20361201        224000
16836889           7.5 ST PETERSBURG                        FL      33712   Condominium             20361201        145520
16836893             7 SOUTHWEST RANCHES                    FL      33331   Single Family           20361201        559200
16836901         7.375 CANBY                                OR      97013   Single Family           20361201        204000
16836907           7.5 PINON HILLS                          CA      92372   Single Family           20361201        399200
16836913          7.75 NEW PORT RICHEY                      FL      34655   Single Family           20361201        219920
16836929           7.5 HESPERIA                             CA      92344   Single Family           20361201        304000
16836940         7.875 BELTSVILLE                           MD      20705   Single Family           20361201        417000
16836950          7.75 CHICO                                CA      95928   Single Family           20361201        270000
16836780          7.75 BEND                                 OR      97701   PUD                     20361201        424941
16836787          7.75 LAS VEGAS                            NV      89101   2-4 Family              20361201        340000
16836792         7.375 CAPE CORAL                           FL      33909   Single Family           20361201        226628
16836802         7.625 PHOENIX                              AZ      85028   Single Family           20361201        248000
16836804         7.125 IRVINE                               CA      92620   PUD                     20361201        767200
16836807         7.125 PHOENIX                              AZ      85086   PUD                     20361201        394000
16836810           7.5 CAPE CORAL                           FL      33904   Single Family           20361201        288000
16836811         7.875 FORT WASHINGTON                      MD      20744   Single Family           20361201        302400
16836816          7.25 CANDLER                              NC      28715   PUD                     20361201        360000
16833568         7.375 AMERICAN CANYON                      CA      94503   Single Family           20361201        600000
16833471         7.875 SOUTH ORANGE                         NJ      7079    Single Family           20361201        464000
16833546          7.99 VALLEJO                              CA      94591   PUD                     20361101        658000
16827606          8.25 ANAHEIM                              CA      92805   2-4 Family              20361101        501600
16827609         7.875 MORENO VALLEY                        CA      92551   Single Family           20361101        271000
16827613             7 LOS ANGELES                          CA      90047   Single Family           20361201        290000
16827632           7.5 OCCOQUAN                             VA      22125   Condominium             20361101        288650
16827640          7.99 CAPITOL HEIGHTS                      MD      20743   Single Family           20361201        240000
16827562          7.75 SPARKS                               NV      89431   Single Family           20361001        330000
16827599           7.5 LONG BEACH  AREA                     CA      90807   Condominium             20361101        263200
16641431             8 ROCKVILLE                            MD      20852   Condominium             20360901        199200
16774765         7.875 PINOLE                               CA      94564   PUD                     20361101        472000
16774769         7.875 ROCKVILLE                            MD      20851   Single Family           20361101        362400
16774779             7 HILLSBORO                            OR      97123   Single Family           20361101        253200
16774782         7.625 MODESTO                              CA      95355   Single Family           20361101        376500
17021535         7.875 UMATILLA                             FL      32784   PUD                     20370201        149000
17021528             8 CLEARWATER                           FL      33756   Single Family           20370201        204000
17021534         6.875 BROOKLYN CENTER                      MN      55429   PUD                     20370201        120000
17021521          8.25 OCEANSIDE                            CA      92057   PUD                     20370201        585600
17021532         7.625 CHARLESTOWN                          IN      47111   PUD                     20370201        208000
17021533         7.125 MONROE                               GA      30655   Single Family           20370201        107000
17052633         8.125 ELK GROVE                            CA      95758   Single Family           20370201        277685
17052630         7.875 CASTRO VALLEY                        CA      94552   Single Family           20370201        620000
17021520         7.875 MISSION VIEJO                        CA      92692   Condominium             20370201        317200
17052632         7.625 NORFOLK                              VA      23513   Single Family           20370201        129600
17021517             7 CUMMING                              GA      30041   Single Family           20370201        298400
17021514          7.25 ORLANDO                              FL      32822   Condominium             20370301        120000
17052635          7.25 ORLANDO                              FL      32807   Condominium             20370201        134400
17021536          7.75 DEARBORN HEIGHTS                     MI      48127   Single Family           20370201        124800
17021515             8 MYRTLE BEACH                         SC      29588   PUD                     20370201        164950
17052636          8.25 HOLLY SPRINGS                        NC      27540   PUD                     20370201        175920
17052627         7.875 LAWRENCEVILLE                        GA      30044   Single Family           20370301        183100
17021522             8 PLYMOUTH MEETING                     PA      19462   Single Family           20370201        168000
17052629         6.875 LULA                                 GA      30554   Single Family           20370301        196000
17052637         7.875 CLIFTON                              VA      20124   Single Family           20370301       1735500
17052628           6.5 MORELAND HILLS                       OH      44022   Single Family           20370301        300000
17052634         7.625 POWDER SPRINGS                       GA      30127   Single Family           20370301        140000
16774756           7.5 QUEEN CREEK                          AZ      85242   PUD                     20361101        450000
16774759           7.5 RANCHO MURIETA                       CA      95683   PUD                     20361101        556000
16989599          7.25 MARCO ISLAND                         FL      34145   Single Family           20370101        352000
16989600           7.5 CLOVIS                               CA      93619   PUD                     20370101        532217
16989601         8.125 BALDWIN PARK                         CA      91706   Single Family           20370101        368000
16989602           7.5 AREA OF NORTH HOLLYWOOD              CA      91601   Single Family           20370101        960000
16989603         8.125 ALISO VIEJO                          CA      92656   Condominium             20370101        368000
16989604         7.375 GERMANTOWN                           MD      20876   PUD                     20370101        612000
16989605           7.5 ATLANTA                              GA      30331   Single Family           20370101        132000
16989606         7.625 FRESNO                               CA      93726   Single Family           20370101        184000
16989607         6.875 MIAMI                                FL      33157   PUD                     20370101        612792
16989608             7 HILLSBORO                            OR      97123   Single Family           20370101        204800
16989609             7 CHULA VISTA                          CA      91911   Single Family           20370101        424000
16989610             7 MIDDLETON                            ID      83644   Single Family           20370101        219200
16989611           7.5 FRESNO                               CA      93704   Single Family           20370101        176000
16989612         8.125 MENOMONEE FALLS                      WI      53051   Single Family           20370101        153600
16989613          7.75 DORAL                                FL      33166   Condominium             20370101        188800
16989614          7.75 SCOTTSDALE                           AZ      85255   PUD                     20361201        960000
16989615          7.75 LOS ANGELES                          CA      90065   Single Family           20370101        436000
16989616         7.625 EDGEWOOD                             WA      98372   Single Family           20370101        744000
16989617             8 CAROL STREAM                         IL      60188   Condominium             20370101        260000
16989618         7.625 HEMET                                CA      92543   Single Family           20370101        270800
16989619         8.125 GAITHERSBURG                         MD      20879   PUD                     20370101        314000
16989620           7.5 DORAL                                FL      33166   Condominium             20370101        191700
16989621          7.75 SUNLAND AREA                         CA      91040   Single Family           20370101        504000
16989622             8 DORAL                                FL      33178   PUD                     20370101        299992
16989623         8.125 SPARTANBURG                          SC      29301   Single Family           20370101        114240
16989624          7.75 SANTA ANA                            CA      92704   Single Family           20370101        524000
16989625         6.375 FRESNO                               CA      93704   Single Family           20370101        176000
16989626         7.875 SONOMA                               CA      95476   PUD                     20370101        750000
16989627         7.625 EUGENE                               OR      97405   Townhouse               20370101        276000
16989628         5.875 LONG BEACH                           CA      90805   Single Family           20370101        432000
16989629         7.375 WASHINGTON                           UT      84780   Single Family           20370101        500000
16989630          8.25 PARADISE VALLEY                      AZ      85253   Single Family           20370101       1295000
16989631         6.375 ATWATER                              CA      95301   Single Family           20370101        226000
16989632          7.75 BOCA RATON                           FL      33428   PUD                     20370101        270000
16989633         7.875 ORLANDO                              FL      32839   PUD                     20370101        265699
16989634           7.5 PALM BAY                             FL      32905   PUD                     20370101        183540
16989635          7.75 TAMPA                                FL      33613   Condominium             20370101        103920
16989636         7.375 DAVIE                                FL      33324   PUD                     20370101       1108000
16989637           7.5 HAYWARD                              CA      94541   Condominium             20370101        416000
16989638         7.375 VALLEJO                              CA      94590   Single Family           20370101        320000
16989639         7.625 WASHINGTON                           UT      84780   Single Family           20370101        389600
16989640         7.875 HEMET                                CA      92544   Single Family           20370101        400000
16989641           7.5 GERMANTOWN                           MD      20874   PUD                     20370101        446000
16989642         7.625 WOODBRIDGE                           VA      22193   Single Family           20370101        336000
16989643             7 WEST PALM BEACH                      FL      33415   Condominium             20370101        233028
16989644             7 MESA                                 AZ      85208   PUD                     20370101        179925
16989645         7.625 GARFIELD HEIGHTS                     OH      44125   Single Family           20370101         84800
16989646         6.875 ATWATER                              CA      95301   Single Family           20370101        203000
16989647         7.875 ATWATER                              CA      95301   Single Family           20370101        312000
16989648         7.375 SANTA CLARITA                        CA      91350   Single Family           20370101        396000
16989649           7.5 PORTLAND                             OR      97229   Condominium             20370101        338046
16989650             7 WINDSOR                              CA      95492   Single Family           20370101        472000
16989651          7.75 CHINO                                CA      91710   Single Family           20370101        388000
16989653         7.125 ISSAQUAH                             WA      98029   PUD                     20370101        417000
16989654         6.625 MODESTO                              CA      95355   Single Family           20370101        327992
16989655         6.875 RANCHO CUCAMONGA                     CA      91739   Single Family           20370101        880000
16989656             8 MIAMI                                FL      33185   PUD                     20370101        448000
16989657         8.125 WICKLIFFE                            OH      44092   Single Family           20370101        112000
16989658          7.75 PORT SAINT LUCIE                     FL      34953   Single Family           20370101        175920
16989659          7.25 BURKE                                VA      22015   Single Family           20370101        600000
16989660         7.375 WOODBRIDGE                           VA      22193   PUD                     20370101        219920
16989661         7.625 BAKERSFIELD                          CA      93311   Single Family           20370101        360000
16989662         8.125 CAPE CORAL                           FL      33993   Single Family           20370101        260000
16989663         7.125 BAKERSFIELD                          CA      93314   Single Family           20370101        335200
16989664           7.5 CHANTILLY                            VA      20151   Single Family           20370101        356000
16989665          7.25 MERCED                               CA      95348   Single Family           20370101        300732
16989666         6.875 CRANSTON                             RI      2921    Single Family           20370101        336000
16989667         8.125 GOODYEAR                             AZ      85338   PUD                     20370101        500000
16989668             8 RIVERSIDE                            CA      92508   PUD                     20370101        488000
16989669          7.25 FRESNO                               CA      93728   Single Family           20370101        184000
16989670           7.5 STOCKTON                             CA      95206   Single Family           20370101        260000
16989671         7.125 ANTIOCH                              CA      94531   Single Family           20370101        384000
16989672         6.875 SIGNAL HILL                          CA      90755   Condominium             20370101        360000
16989673             8 WASHINGTON                           UT      84780   Single Family           20370101        304000
16989674         7.375 CLOVERDALE                           CA      95425   PUD                     20370101        328000
16989675         7.625 ORANGE PARK                          FL      32073   PUD                     20370101        184000
16989676         8.125 MONCKS CORNER                        SC      29461   Single Family           20370101        112000
16989677           7.5 MURRIETA                             CA      92562   Single Family           20370101        384000
16989678             8 GRANADA HILLS AREA                   CA      91344   Single Family           20370101        417000
16989679         7.625 SPRINGFIELD                          VA      22150   Single Family           20370101        352000
16989680         7.125 VISTA                                CA      92083   Single Family           20370101        369500
16989681         6.875 SAN DIEGO                            CA      92105   Single Family           20370101        396000
16989682          7.75 MENIFEE                              CA      92584   PUD                     20370101        312000
16989683           7.5 DORAL                                FL      33166   Condominium             20370101        191700
16989684          7.75 PITTSBURG                            CA      94565   Single Family           20370101        520000
16989685         7.375 ESCONDIDO                            CA      92026   Condominium             20370101        320000
16989686           7.5 PERRIS                               CA      92570   Single Family           20370101        312000
16989687           7.5 DORAL                                FL      33166   Condominium             20370101        191700
16989689         6.875 MCCALL                               ID      83638   Single Family           20370101        850000
16989690             7 HOLLYWOOD                            FL      33026   Single Family           20370101        335200
16989691         6.875 GAITHERSBURG                         MD      20882   PUD                     20370101        474000
16989692         7.625 CLOVIS                               CA      93619   Single Family           20370101        340000
16989693         8.125 SAN DIEGO                            CA      92117   Townhouse               20370101        487500
16989694         6.875 LIVINGSTON                           CA      95334   Single Family           20370101        480000
16989695         7.375 VALLEJO                              CA      94591   Single Family           20370101        294000
16989696         8.125 GILBERT                              AZ      85296   Single Family           20370101        360000
16989697         7.375 ANTIOCH                              CA      94531   Single Family           20370101        534236
16989698           7.5 SACRAMENTO                           CA      95833   PUD                     20370101        308000
16989699             8 CAPE CORAL                           FL      33993   Single Family           20370101        257000
16989700             8 KISSIMMEE                            FL      34747   PUD                     20370101        279920
16989702          7.25 BALTIMORE                            MD      21224   Townhouse               20370101        185500
16989703           7.5 SAN BERNARDINO                       CA      92376   Single Family           20370101        364000
16989704             8 BAKERSFIELD                          CA      93312   Single Family           20370101        471960
16989705         8.125 GARDEN GROVE                         CA      92844   Single Family           20370101        536000
16989706          7.75 MCALLEN                              TX      78501   Single Family           20370101        293600
16989707             8 REVERE                               MA      2151    Single Family           20370101        336000
16989708         7.375 BOILING SPRINGS                      SC      29316   PUD                     20370101        165000
16989709          7.75 LAS VEGAS                            NV      89131   PUD                     20370101        418180
16989710          7.75 WESTON                               FL      33327   PUD                     20370101       1000000
16989711          7.75 MERIDIAN                             ID      83646   PUD                     20370101        328000
16989712         7.375 PORTLAND                             OR      97236   Single Family           20370101        166400
16989713          6.75 TACOMA                               WA      98445   PUD                     20370101        248760
16989714         7.125 LAS VEGAS                            NV      89122   PUD                     20370101        255360
16989715         7.375 PORTLAND                             OR      97214   Single Family           20370101        524000
16989716             7 ALOHA                                OR      97006   Single Family           20370101        214400
16989717          7.75 MIAMI                                FL      33157   PUD                     20370201        226000
16989718         7.125 OVIEDO                               FL      32765   Single Family           20370101        296000
16989720         6.375 SACRAMENTO                           CA      95821   Single Family           20370101        322400
16989721          8.25 ANAHEIM                              CA      92801   Condominium             20370101        340000
16989722           7.5 WELLINGTON                           FL      33467   Single Family           20370101        500000
16989723           7.5 FORT WASHINGTON                      MD      20744   Single Family           20370101        246400
16989724             8 LANCASTER                            CA      93536   Single Family           20370101        384000
16989725          8.25 MIAMI                                FL      33018   Single Family           20370101        500000
16989726         7.625 ORANGE                               CA      92869   Single Family           20370101        560000
16989727             8 DORAL                                FL      33178   Condominium             20370101        258400
16989728         7.125 ARCADIA                              CA      91006   Condominium             20370101        396000
16989729             8 GILBERT                              AZ      85296   PUD                     20370101        492000
16989730         7.125 MIAMI                                FL      33193   Condominium             20370101        168000
16989731          7.75 ANTHEM                               AZ      85086   PUD                     20370101        242400
16989732          7.25 GLENDALE                             AZ      85307   PUD                     20370101        544000
16989733             8 ELGIN                                IL      60120   Condominium             20370101        156000
16989734         6.125 BATON ROUGE                          LA      70817   Single Family           20370101        278000
16989735         8.125 MURRIETA                             CA      92563   Single Family           20370101        508000
16989737         6.625 DELHI                                CA      95315   Single Family           20370101        204800
16989738         8.125 RANCHO CUCAMONGA                     CA      91739   Single Family           20370101        548000
16989739          7.75 BRENTWOOD                            CA      94513   Single Family           20370101        417000
16989740         6.875 ST PETERSBURG                        FL      33707   Condominium             20370101         75000
16989742          7.25 WOODBRIDGE                           VA      22191   PUD                     20370101        668000
16989743          7.25 PALM COAST                           FL      32164   PUD                     20370101        192000
16989744         7.625 SOUTH SAN FRANCISCO                  CA      94080   Condominium             20370101        464000
16989745         7.875 LOS BANOS                            CA      93635   Single Family           20370101        448000
16989746           7.5 OAKLEY                               CA      94561   Single Family           20370101        413271
16989747          7.75 MERIDIAN                             ID      83646   PUD                     20370101        360000
16989748           7.5 CAPE CORAL                           FL      33991   Single Family           20370101        218800
16989749         7.375 NORTH LAUDERDALE                     FL      33068   Single Family           20370101        248000
16989750         7.625 PALM COAST                           FL      32137   Single Family           20370101        196500
16989751          7.25 MORGAN                               UT      84050   Single Family           20370101        216000
16989752         7.125 AUBURN                               CA      95603   PUD                     20370101        500000
16989753         6.875 SAN DIEGO                            CA      92154   Single Family           20370101        369000
16989754         7.375 ROMEOVILLE                           IL      60446   Single Family           20370101        151200
16989755         7.375 PLEASANT GROVE                       UT      84062   Single Family           20370101        180000
16989756         7.125 HENDERSON                            NV      89012   PUD                     20370101        956250
16989757           7.5 SAINT GEORGE                         UT      84770   Single Family           20370101        343920
16989758          7.75 FLORENCE                             AZ      85232   PUD                     20370101        153600
16989759          7.75 CHULA VISTA                          CA      91913   PUD                     20370101        602000
16989760         7.375 HOLLYWOOD                            FL      33026   Single Family           20370101        236000
16989763         7.375 BAKERSFIELD                          CA      93313   Single Family           20370101        228000
16989764             7 FRESNO                               CA      93711   Single Family           20370101        588000
16989765           7.5 MERCED                               CA      95340   Single Family           20370101        480000
16989766         8.125 NORTH LAS VEGAS                      NV      89031   Single Family           20370101        232000
16989767         6.875 RIVERSIDE                            CA      92503   Single Family           20370101        400000
16989769             7 GILBERT                              AZ      85233   Condominium             20370101        198400
16989770         7.875 SAN DIEGO                            CA      92127   Condominium             20370101        448000
16989771         7.625 ATWATER                              CA      95301   Single Family           20370101        420000
16989772         7.875 GAITHERSBURG                         MD      20879   Single Family           20370101        466400
16989773           7.5 WESTON                               FL      33332   PUD                     20370101        256000
16989774          6.25 MENIFEE                              CA      92584   Single Family           20370101        256000
16989776           7.5 CANYON LAKE                          CA      92587   Single Family           20370101        306400
16989777         7.125 NAPLES                               FL      34108   Single Family           20370101        428000
16989778          7.75 LA PUENTE AREA                       CA      91746   Single Family           20370101        403200
16989779         7.375 HANFORD                              CA      93230   Single Family           20370101        334988
16989780         6.625 CAMARILLO                            CA      93010   Single Family           20370101        432000
16989781         6.875 SANTA CLARITA                        CA      91355   PUD                     20370101        424000
16989782         6.375 WHITTIER(AREA)                       CA      90606   Single Family           20370101        275000
16989783          7.75 EAGLE                                ID      83616   PUD                     20370101        716000
16989784         7.625 PEMBROKE PINES                       FL      33024   PUD                     20370101        330000
16989785         7.875 ADELANTO                             CA      92301   Single Family           20370101        251950
16989786           7.5 LA MESA                              CA      91941   Single Family           20370101        399200
16989787           7.5 STOCKTON                             CA      95209   Single Family           20370101        345600
16989788         7.125 HAINES CITY                          FL      33844   Single Family           20370101        240000
16989789           7.5 PALM HARBOR                          FL      34683   PUD                     20370101        376000
16989790         7.375 SCOTTSDALE                           AZ      85262   PUD                     20370101        849660
16989791             8 BELTSVILLE                           MD      20705   Condominium             20370101        193600
16989792          7.75 SAN DIEGO                            CA      92130   PUD                     20370101        650000
16989793         7.625 LAS VEGAS                            NV      89131   PUD                     20370101        193600
16989794          7.75 WEST VALLEY CITY                     UT      84119   PUD                     20370101        157600
16989795             7 FONTANA                              CA      92336   Single Family           20370101        520000
16989796           7.5 NAMPA                                ID      83686   PUD                     20370101        273600
16989797           7.5 FRESNO                               CA      93706   Single Family           20370101        112000
16989798         8.125 PALM HARBOR                          FL      34683   PUD                     20370101        256000
16989799         7.375 WOODLAND                             CA      95776   Single Family           20370101        324000
16989800          7.75 NAPLES                               FL      34116   PUD                     20370101        351200
16989801         7.625 FRESNO                               CA      93727   Single Family           20370101        454000
16989802         7.375 SEVERN                               MD      21144   PUD                     20370101        493450
16989803          7.75 CHINO                                CA      91710   Condominium             20370101        299500
16989804         7.875 RESEDA AREA                          CA      91335   Single Family           20370101        398400
16989805          6.75 LAS VEGAS                            NV      89110   Townhouse               20370101         75000
16989806          6.75 OREGON CITY                          OR      97045   Single Family           20370101        151200
16989807           7.5 QUEEN ANNE                           MD      21657   Single Family           20370101        382500
16989808           7.5 COUNTRY CLUB HILLS                   IL      60478   Single Family           20370101        452000
16989809         7.625 PRINCE FREDERICK                     MD      20678   Single Family           20370101        448000
16989810         6.375 CORAL SPRINGS                        FL      33067   Single Family           20370201        300000
16989811         7.875 CHICAGO                              IL      60644   Single Family           20370101        188800
16989812         7.875 LAND O LAKES                         FL      34637   PUD                     20370101        712000
16989813          7.75 WESTON                               FL      33327   PUD                     20370101        472000
16989814         8.125 REDWOOD CITY                         CA      94063   Single Family           20370101        476000
16989815             8 VANCOUVER                            WA      98686   Single Family           20370101        315774
16989817             8 BOCA RATON                           FL      33431   PUD                     20370101        488000
16989818          8.25 MIRAMAR                              FL      33027   Condominium             20370101        264000
16989820          7.75 ALEXANDRIA                           VA      22312   Condominium             20370101        199920
16989821         7.875 CLARENCE                             NY      14031   Single Family           20370101        196000
16989822          7.75 BOCA RATON                           FL      33446   PUD                     20370101        880000
16989823          7.75 MIAMI                                FL      33131   Condominium             20370101        304000
16989824          7.75 LEHIGH ACRES                         FL      33971   Single Family           20370101        159920
16989825           7.5 NORTH LAS VEGAS                      NV      89081   PUD                     20370101        336000
16989826         6.625 SHERWOOD                             OR      97140   Single Family           20370101        212000
16989827         6.875 REDMOND                              WA      98052   Single Family           20370101        460800
16989828         7.375 MESA                                 AZ      85204   Single Family           20370101        165000
16989829          8.25 FAIRFIELD                            CA      94534   Single Family           20370101        796202
16989830         7.875 FAIRFAX                              VA      22030   PUD                     20370101        796000
16989831         7.375 SEATTLE                              WA      98105   Single Family           20370101        340000
16989832          6.75 HIGHLAND                             UT      84003   Single Family           20370101        696000
16989833          7.75 CERES                                CA      95307   Single Family           20370101        328000
16989834           7.5 RENTON                               WA      98057   Single Family           20370101        341600
16989835          7.75 CROWN POINT                          IN      46307   PUD                     20370101        329564
16989836          6.75 MIRAMAR                              FL      33027   Condominium             20370101        272000
16989837           7.5 WATERFORD                            CA      95386   Single Family           20370101        180000
16989838          8.25 SCOTTSDALE                           AZ      85255   PUD                     20370101        784000
16989839          7.75 KENT                                 WA      98030   Single Family           20370101        320000
16989840             7 SANTA ROSA                           CA      95403   Single Family           20370101        392000
16989841         7.375 SACRAMENTO                           CA      95823   Single Family           20370101        288000
16989842         7.875 WOODBRIDGE                           VA      22192   Condominium             20370101        192000
16989843          7.75 MIAMI                                FL      33178   Condominium             20370101        279200
16989844          7.25 STAR                                 ID      83669   PUD                     20370101        659000
16989845         7.875 MIRA LOMA                            CA      91752   Single Family           20370101        520000
16989846         7.625 TAMPA                                FL      33635   PUD                     20370201        360000
16989847         7.625 MONTVERDE                            FL      34756   Single Family           20370101        448000
16989848          7.75 GLENDALE                             AZ      85304   Single Family           20370101        175200
16989849             8 SCOTTSDALE                           AZ      85260   Single Family           20370101        492000
16989850         6.625 KISSIMMEE                            FL      34746   PUD                     20370101        360000
16989851          7.25 QUEEN CREEK                          AZ      85242   PUD                     20370101        215991
16989852         6.875 CHULA VISTA                          CA      91913   PUD                     20370101        532000
16989853         7.375 MERIDIAN                             ID      83642   Single Family           20370201        191520
16989854         6.875 NIPOMO                               CA      93444   Single Family           20370101        352000
16989856         7.625 SAN JOSE                             CA      95116   Single Family           20370101        498400
16989857          7.75 PARKLAND                             FL      33067   Single Family           20370101        997500
16989858         7.375 BARBERTON                            OH      44203   Single Family           20370101         79920
16989859         7.875 SAN DIEGO                            CA      92139   Condominium             20370101        260000
16989860          7.75 CHANDLER                             AZ      85249   PUD                     20370101        649050
16989861           7.5 LARGO                                FL      33778   Single Family           20370101        254400
16989862          8.25 LAND O LAKES                         FL      34638   PUD                     20370101        192792
16989863          7.75 HUMBLE                               TX      77346   PUD                     20370101        247200
16989864           7.5 PORT CHARLOTTE                       FL      33952   Single Family           20370101        179120
16983890         6.125 QUEEN CREEK                          AZ      85242   PUD                     20370101        604700
16983891         7.875 ESCONDIDO                            CA      92026   Single Family           20370201        408000
16983892           7.5 PALM COAST                           FL      32164   Single Family           20370201         99600
16983893         6.625 IVINS                                UT      84738   PUD                     20370201        264000
16983894          7.25 COCONUT CREEK                        FL      33073   PUD                     20370201        115000
16983895         6.875 SALEM                                OR      97305   Single Family           20370101        177600
16983896         7.625 TOWSON                               MD      21204   Single Family           20370201        512000
16983897             8 COCONUT CREEK                        FL      33063   Condominium             20370201        195520
16983898         7.125 SALINAS                              CA      93906   Single Family           20370101        375000
16983899             8 ARLINGTON                            VA      22204   Condominium             20370201        284000
16983900           6.5 SEVERNA PARK                         MD      21146   Single Family           20370201        600000
16983901         7.375 LOS ANGELES                          CA      90011   2-4 Family              20370201        414750
16983902             8 EL MIRAGE                            AZ      85335   Single Family           20370101        170400
16983903         6.875 CHULA VISTA                          CA      91914   Single Family           20370201        920000
16983904          8.25 WEST SACRAMENTO                      CA      95691   Single Family           20370101        612000
16983905          7.75 PEMBROKE PINES                       FL      33026   PUD                     20370201        269600
16983906         6.875 MESA                                 AZ      85204   PUD                     20370201        186320
16983907         7.625 DEL MAR (AREA)                       CA      92014   Single Family           20370201        880000
16983908           7.5 COSTA MESA                           CA      92627   Single Family           20370101        431000
16983909          7.75 CANYON COUNTRY AREA                  CA      91387   Single Family           20370101        440000
16983910         6.625 SEVERNA PARK                         MD      21146   Single Family           20370201        593000
16983911         7.375 PALM COAST                           FL      32164   Single Family           20370201        205000
16983912          7.25 RIPON                                CA      95366   Single Family           20370201        564000
16983914          7.25 MURRIETA                             CA      92562   Single Family           20370101        592000
16983915             8 PARKLAND                             FL      33076   PUD                     20370101        552000
16983916         6.375 WOODLAND PARK                        CO      80863   PUD                     20370201        188000
16983917             8 SALINAS                              CA      93905   Single Family           20370201        594400
16983918          7.75 SILVER SPRING                        MD      20903   Single Family           20370201        420000
16983919         7.625 SAINT GEORGE                         UT      84770   Single Family           20370201        237600
16983920         7.125 FRESNO                               CA      93711   PUD                     20370101        388500
16983921           6.5 GILBERT                              AZ      85296   Single Family           20370201        509000
16983922          7.25 AVONDALE                             AZ      85323   PUD                     20370201        240800
16983923         8.125 ROUND HILL                           VA      20141   Single Family           20370201        765000
16983924             8 MIRAMAR                              FL      33029   PUD                     20370201        520000
16983925          7.25 CORONA AREA                          CA      92880   Single Family           20370201        424000
16983926         6.875 LONG BEACH                           CA      90807   Single Family           20370201        405000
16983927         7.375 CORAOPOLIS                           PA      15108   Single Family           20370201        147000
16983928             7 LAKESIDE                             AZ      85929   Single Family           20370201        110596
16983929         6.875 SAN DIEGO                            CA      92127   Condominium             20370201        348000
16983930           7.5 WESTPORT                             CT      6880    Single Family           20370101        490000
16983931         7.625 VANCOUVER                            WA      98683   PUD                     20370101        212000
16983932         7.625 WEST LINN                            OR      97068   Single Family           20370201        568800
16983933          7.75 TRACY                                CA      95376   Single Family           20370201        428000
16983934          7.75 VENICE                               FL      34293   PUD                     20370201        282400
16983935         7.375 LEHIGH  ACRES                        FL      33972   Single Family           20370201        160000
16983936         7.875 LUSBY                                MD      20657   PUD                     20370201        308000
16983937             8 SILVER SPRING                        MD      20902   Single Family           20370201        366800
16983938           7.5 PHOENIX                              AZ      85018   Single Family           20370201        444000
16983939          7.75 BUENA PARK                           CA      90620   Single Family           20370201        421000
16983940           7.5 FRESNO                               CA      93730   Single Family           20370201        649000
16983941         7.875 MADERA                               CA      93638   Single Family           20370101        236424
16983942             8 PARKLAND                             FL      33076   Condominium             20370201        290500
16983943           7.5 MOUNT DORA                           FL      32757   PUD                     20370201        262500
16983944           7.5 ORANGE CITY                          FL      32763   Single Family           20370201        262500
16983945         7.875 IRVINE                               CA      92620   PUD                     20370201        530400
16983946         7.375 MYTON                                UT      84052   Single Family           20370201        182400
16983947           6.5 MESA                                 AZ      85207   Single Family           20370201        201600
16983948          7.75 HOMESTEAD                            FL      33032   Single Family           20370201        348000
16983949         7.375 PEMBROKE PINES                       FL      33025   PUD                     20370201        212000
16983950          7.75 MIAMI                                FL      33032   PUD                     20370201        226412
16983951          7.75 CERES                                CA      95307   Single Family           20370101        236967
16983953             7 PORTLAND                             OR      97221   Condominium             20370201        246400
16983954          8.25 SILVER SPRING                        MD      20902   Single Family           20370101        375200
16983955         7.625 MERCED                               CA      95340   Single Family           20370201        576000
16983956           7.5 REDDING                              CA      96001   Single Family           20370101        171200
16983957         7.875 OAKHURST                             CA      93644   Single Family           20370201        405000
16983958         7.875 PARKLAND                             FL      33075   PUD                     20370201        771500
16983959             7 TAMPA                                FL      33617   Condominium             20370101        140000
16983960         7.375 COTTAGE GROVE                        MN      55016   Single Family           20370201        182000
16989533         7.625 MIAMI                                FL      33133   Condominium             20370101        296368
16989534             6 SANTA MARIA                          CA      93458   Single Family           20370101        392000
16989535           7.5 DAMASCUS                             MD      20872   Single Family           20370101        492000
16989536         7.625 FONTANA                              CA      92337   Single Family           20370101        417000
16989537         8.125 PALMDALE                             CA      93550   Single Family           20370101        284000
16989538         7.625 LAUREL                               MD      20708   Single Family           20361201        365000
16989540          7.75 NORTH LAS VEGAS                      NV      89081   PUD                     20370101        364800
16989541          7.25 ESCONDIDO                            CA      92029   Single Family           20370101        404000
16989542           7.5 JACKSONVILLE                         FL      32208   Single Family           20370101        152392
16989543         7.625 SILVER SPRING                        MD      20906   Single Family           20370101        300000
16989544         6.875 TAMPA                                FL      33614   Single Family           20370101        288500
16989545         6.125 LAKE WORTH                           FL      33467   PUD                     20370101        348000
16989546             8 WEST PALM BEACH                      FL      33411   Condominium             20370101        158320
16989548          6.75 ATWATER                              CA      95301   Single Family           20370101        220000
16989549         7.125 WEST PALM BEACH                      FL      33411   Condominium             20370101        165592
16989551         7.375 CENTENNIAL                           CO      80016   Single Family           20370101        695000
16989552          6.75 LANHAM                               MD      20706   Single Family           20370101        332000
16989553          8.25 SAN JOSE                             CA      95136   Condominium             20370101        544000
16989554          7.25 MODESTO                              CA      95356   Single Family           20370101        440000
16989555          7.75 BUCKEYE                              AZ      85326   PUD                     20370101        276000
16989556         7.875 QUEEN CREEK                          AZ      85242   PUD                     20370101        621300
16989557          6.75 ROBSTOWN                             TX      78380   Single Family           20370101        240000
16989558           7.5 EUSTIS                               FL      32726   Single Family           20370101        167200
16989559         7.375 OLDSMAR                              FL      34677   Single Family           20370101        197600
16989560             8 HOLLYWOOD                            FL      33023   Single Family           20370101        216800
16989561          7.75 QUEEN CREEK                          AZ      85242   PUD                     20370101        539350
16989562         8.125 RIVERSIDE                            CA      92503   Single Family           20370101        327920
16989563         7.375 HEMET                                CA      92544   PUD                     20370101        271600
16989564             7 BAKERSFIELD                          CA      93313   Single Family           20370101        660000
16989565         6.125 VACAVILLE                            CA      95687   Single Family           20370101        396000
16989566         7.875 TURLOCK                              CA      95380   Single Family           20370101        376000
16983874           7.5 LAUREL                               MD      20707   PUD                     20361201        264000
16983875           6.5 DAVIE                                FL      33331   Single Family           20370201        328000
16983876         7.375 COTTAGE GROVE                        MN      55016   Single Family           20370201        278500
16983877         7.875 SALINAS                              CA      93906   Single Family           20370101        480000
16983878         7.375 SAN DIEGO                            CA      92114   Single Family           20370101        285600
16983879         7.625 SAN DIEGO                            CA      92139   Condominium             20370101        314000
16983880         6.875 WILTON MANOR                         FL      33305   Single Family           20370201        783200
16983881          7.75 CORAL SPRINGS                        FL      33065   Condominium             20370201        127920
16983882         7.125 DRAPER                               UT      84020   Single Family           20370201        236000
16983883         7.375 CLINTON                              MD      20735   Single Family           20370101        272000
16983884         6.875 MODESTO                              CA      95358   Single Family           20370101        360000
16983885         7.625 WILTON MANORS                        FL      33334   Single Family           20370201        360000
16983886           7.5 SUTHERLIN                            OR      97479   Single Family           20370201        165600
16983887           7.5 ELK GROVE                            CA      95758   Single Family           20370201        288000
16983888         7.625 SUISUN CITY                          CA      94585   Single Family           20370101        324800
16983889         8.125 ALPHARETTA                           GA      30005   Single Family           20370201        208000
16989567          8.25 UPPERCO                              MD      21155   Single Family           20370101        591280
16989568         7.625 SAN BERNARDINO                       CA      92404   2-4 Family              20370101        295200
16989569         7.875 SAN JOSE                             CA      95118   Single Family           20370101        498750
16989570         7.375 PHOENIX                              AZ      85034   Condominium             20370101        234000
16989571          7.75 CEDAR HILLS                          UT      84062   Single Family           20370101        560000
16989572           7.5 DINUBA                               CA      93618   Single Family           20370101        212000
16989573         7.625 BELTSVILLE                           MD      20705   PUD                     20370101        514400
16989574           7.5 LAUDERHILL                           FL      33313   Condominium             20370101        140000
16989575         7.875 FORT MYERS                           FL      33919   Condominium             20370101        127900
16989576          7.25 ORLANDO                              FL      32819   Condominium             20370101        245592
16989577         7.125 DEERFIELD BEACH                      FL      33441   Townhouse               20370101        324000
16989579         7.375 MERIDIAN                             ID      83646   PUD                     20370101        383200
16989580           7.5 QUEEN CREEK                          AZ      85242   PUD                     20370101        539600
16989581           6.5 JACKSONVILLE BEACH                   FL      32250   Single Family           20370101        422800
16989582          7.25 LAKESIDE                             CA      92040   PUD                     20370101        380000
16989583         7.625 CHICAGO                              IL      60625   2-4 Family              20370101        440000
16989584          7.75 QUEEN CREEK                          AZ      85242   PUD                     20370101        490850
16989585           7.5 HOMESTEAD                            FL      33033   Single Family           20370101        200000
16989586         7.875 NORTH LAS VEGAS                      NV      89018   PUD                     20370101        220000
16989587         7.875 HOLLYWOOD                            FL      33023   Single Family           20370101        144000
16989588           7.5 TAMARAC                              FL      33321   PUD                     20370101        215900
16989589         7.375 MAURERTOWN                           VA      22644   Single Family           20370101        236800
16989590          7.75 CAMARILLO                            CA      93010   Single Family           20370101        650000
16989591           7.5 MIAMI LAKES                          FL      33014   PUD                     20370101        276000
16989592         7.375 MONTGOMERY                           IL      60538   Single Family           20370101        213616
16989594             7 SANTA MARIA                          CA      93455   Single Family           20370101        312000
16989595         7.375 MIRAMAR                              FL      33025   Single Family           20370101        295000
16989596         6.625 CLOSTER                              NJ      7624    Single Family           20370101        500000
16989597          6.75 LA MESA                              CA      91941   Single Family           20370101        483000
16989598         8.125 HUNTSVILLE                           UT      84317   Condominium             20370101        520000
16975748         6.625 HOBOKEN                              NJ      7030    Condominium             20370101        541950
16975749          7.25 JERSEY CITY                          NJ      7307    2-4 Family              20370101        400000
16975750          8.25 GLEN RIDGE                           NJ      7028    Single Family           20370101        750000
16975751         6.875 NEW MILFORD                          CT      6776    Single Family           20370101        352000
16975752           7.5 BALTIMORE                            MD      21224   Single Family           20370101        160000
16975753             8 HAVERHILL                            MA      1830    Single Family           20361201        278400
16975754         7.625 WEST HAVEN                           CT      6516    Condominium             20370101        176000
16975755           7.5 CHANTILLY                            VA      20150   Condominium             20370101        243750
16975756          7.75 FORT LAUDERDALE                      FL      33315   Single Family           20370101        199600
16975757         6.875 SUNRISE                              FL      33351   PUD                     20370101        287000
16975759          7.75 CHICAGO                              IL      60647   2-4 Family              20370101        310000
16975760         7.875 MOUNT PROSPECT                       IL      60056   Condominium             20370101        140800
16975762          6.75 ALPHARETTA                           GA      30022   PUD                     20370101        203200
16975763         7.375 NEWBERRY                             FL      32669   PUD                     20361201        484250
16975764          7.25 ATLANTA                              GA      30331   Single Family           20370101         80500
16975765         6.375 MARIETTA                             GA      30066   PUD                     20370101        295200
16975766          5.75 GAINESVILLE                          GA      30506   PUD                     20370101        568650
16975767           6.5 ATLANTA                              GA      30331   PUD                     20370101        133350
16975769         6.625 SARASOTA                             FL      34232   Single Family           20370101        268000
16975770         6.125 SARASOTA                             FL      34232   Single Family           20370101        222000
16975771         7.375 SARASOTA                             FL      34232   Single Family           20370101        157000
16975772             7 TURNER                               OR      97392   Single Family           20370101        417000
16975773         7.875 LOS ANGELES (VAN NUYS ARE            CA      91406   Single Family           20370101        403600
16975774         7.375 LYNNWOOD                             WA      98087   Condominium             20370101        344800
16975775          7.75 BELLFLOWER                           CA      90706   Condominium             20370101        300000
16975776         7.625 FONTANA                              CA      92336   Single Family           20361201        294400
16975777          8.25 PERRIS                               CA      92571   Single Family           20361201        480000
16975780          7.25 LOS ANGELES                          CA      91601   Condominium             20361201        503200
16975781             8 THOUSAND OAKS AREA                   CA      91360   Single Family           20370101        210000
16975782          7.25 LADERA RANCH AREA                    CA      92694   PUD                     20370101        960000
16975783         8.125 IRVINE                               CA      92604   Condominium             20361201        432000
16975784          8.25 ORANGE                               CA      92869   Single Family           20361201        539900
16975786          7.75 ROSAMOND                             CA      93560   Single Family           20370101        264750
16975787         7.875 SACRAMENTO AREA                      CA      95821   Single Family           20370101        281600
16975788         7.625 BURBANK                              CA      91505   2-4 Family              20370101        600000
16975789         7.125 LANCASTER                            CA      93535   Single Family           20370101        264000
16975790         7.625 COVINA                               CA      91722   Single Family           20370101        404000
16975791         7.625 PETALUMA                             CA      94952   Single Family           20361201        575000
16975792         8.375 MIRA LOMA                            CA      91752   Single Family           20370101        406250
16975793          8.25 NORTHRIDGE AREA                      CA      91326   PUD                     20361201        650000
16975794         7.875 AGOURA HILLS                         CA      91301   Condominium             20370101        198200
16975795          8.25 LOS ANGELES                          CA      90034   Single Family           20370101        640000
16975796         7.625 SNOHOMISH                            WA      98296   Single Family           20370101        362400
16975797         7.875 MONTROSE AREA                        CA      91020   Single Family           20370101        492000
16975798          8.25 OXNARD                               CA      93035   Single Family           20370101        496000
16975799         7.625 ONTARIO                              CA      91762   Condominium             20370101        228000
16975800          7.75 LANCASTER                            CA      93536   Single Family           20361201        336000
16975802          7.25 SAN JUAN CAPISTRANO                  CA      92675   PUD                     20370201        320000
16975803         8.125 NORTHRIDGE                           CA      91326   Condominium             20370101        524000
16975804         7.375 CHINO                                CA      91710   PUD                     20370101        312000
16975805          6.99 SUN CITY                             AZ      85373   PUD                     20370101        408000
16975806          8.25 WINNETKA AREA                        CA      91306   Single Family           20361201        460000
16975807          7.75 VAN NUYS AREA                        CA      91406   Single Family           20370101        495000
16975808          7.99 SEATTLE                              WA      98103   Single Family           20370101        374400
16975809          7.25 BRANFORD                             CT      6405    Single Family           20370101        328500
16975811         7.625 SANTA ANA                            CA      92704   Single Family           20370101        476000
16975813          7.99 CASTAIC AREA                         CA      91384   Single Family           20370101        337000
16975814         8.125 LAKEWOOD                             CA      90712   Single Family           20370101        432000
16975815          7.75 SAN BERNARDINO                       CA      92407   Single Family           20370101        387200
16975816           7.5 FONTANA                              CA      92336   Single Family           20370101        408000
16975819         7.875 RANCHO CUCAMONGA                     CA      91730   Single Family           20370101        576800
16975820         7.375 SANTA ANA                            CA      92706   Single Family           20370101        463200
16975821           7.5 SANTA CLARITA                        CA      91387   Condominium             20370101        260000
16975822         7.375 SANTA CLARITA                        CA      91350   Condominium             20370101        360000
16975823         7.625 GLENDALE                             CA      91203   Condominium             20370101        417000
16975824           7.5 ANAHEIM AREA                         CA      92804   Single Family           20370101        488000
16975825         8.125 LAS VEGAS                            NV      89108   Single Family           20370101        272000
16975826         7.375 COVINA                               CA      91724   Single Family           20370101        429600
16975827          7.25 VICTORVILLE                          CA      92392   Single Family           20370101        245000
16975828           7.5 VICTORVILLE                          CA      92392   Single Family           20370101        263000
16975829         7.875 PUYALLUP                             WA      98372   Single Family           20370101        159150
16975830          6.25 RIVERSIDE                            CA      92507   Single Family           20370101        458000
16975831         6.875 SAN PABLO                            CA      94806   Single Family           20370101        338000
16975832         8.125 LA VERNE                             CA      91750   Single Family           20370101        492000
16975833           7.5 DOWNEY                               CA      90241   Single Family           20370101        736000
16975834         8.125 MONTEREY PARK                        CA      91754   Single Family           20370101        484000
16975836         8.125 ARCADIA AREA                         CA      91007   Single Family           20370101        468000
16975837         7.125 LAKEWOOD                             CA      90712   PUD                     20370101        540000
16975838             7 RANCHO CUCAMONGA                     CA      91701   Single Family           20370101        580000
16975839          7.75 LOS ANGELES (WINNETKA ARE            CA      91306   Single Family           20370101        447900
16975840           7.5 MANTECA                              CA      95336   Single Family           20370101        506400
16975841           7.5 SANTA CLARITA                        CA      91387   Condominium             20370101        320000
16975842           7.5 BLOOMINGTON                          CA      92316   Single Family           20370101        256750
16975843           6.5 HIGHLAND                             CA      92346   Single Family           20370101        288800
16975845          7.75 WOODLAND                             CA      95776   Single Family           20370101        380000
16975846         7.125 IRVINE                               CA      92620   Single Family           20370101        572000
16975847          7.25 TEMECULA                             CA      92591   Single Family           20370101        309600
16975848          6.99 SAN JOSE                             CA      95139   Single Family           20370101        580900
16975849          8.25 HERCULES                             CA      94547   PUD                     20361201        650000
16975850         7.875 HAYWARD                              CA      94545   Single Family           20361201        639200
16975851         7.625 PORTLAND                             OR      97233   Single Family           20370101        187400
16975852         7.875 OAKLEY                               CA      94561   Single Family           20370101        377600
16975853             8 STOCKTON                             CA      95215   Single Family           20370101        391200
16975854             8 SAN JOSE                             CA      95123   Single Family           20370101        540000
16975855           7.5 SAN LEANDRO                          CA      94578   Single Family           20370101        416000
16975856         6.625 OAKLEY                               CA      94561   Single Family           20370101        303600
16975857          7.99 EL CAJON                             CA      92019   Single Family           20370101        475000
16975858          8.25 SAN DIEGO                            CA      92113   2-4 Family              20361201        516000
16975859          7.25 CHULA VISTA                          CA      91913   PUD                     20370101        596000
16975861         8.125 LOS ANGELES (VAN NUYS ARE            CA      91406   Single Family           20361201        596000
16975862          8.25 SAN DIEGO                            CA      92128   PUD                     20361201        452000
16975863          7.25 VISALIA                              CA      93292   Single Family           20370101        328000
16975864          7.75 SAN DIEGO                            CA      92131   Condominium             20370101        364000
16975865          8.25 CHULA VISTA                          CA      91911   Single Family           20370101        416000
16975866          8.25 SPRING VALLEY                        CA      91977   Single Family           20361201        320800
16975867         7.625 POWAY                                CA      92064   Single Family           20370101        406400
16975868          7.75 RIVERSIDE                            CA      92503   Single Family           20370101        564000
16975869         7.125 MENIFEE AREA                         CA      92584   PUD                     20370101        388000
16975870         6.125 NATIONAL CITY                        CA      91950   Condominium             20370101        417000
16975871           7.5 SANTEE                               CA      92071   Single Family           20370101        348000
16975872         7.625 SANTEE                               CA      92071   Condominium             20370101        212000
16975873         6.875 PORTERVILLE                          CA      93257   Single Family           20370101        279200
16975874           7.5 LEMON GROVE                          CA      91945   Single Family           20370101        417000
16975875             8 EL CAJON                             CA      92021   Single Family           20370101        456000
16975876         7.375 CHULA VISTA                          CA      91910   Single Family           20370101        384000
16975877          6.99 CHULA VISTA                          CA      91910   Condominium             20370101        356250
16975878          8.25 SAN MARCOS                           CA      92069   Single Family           20370101        405600
16975879         7.625 SAN DIEGO                            CA      92154   PUD                     20370101        304000
16975880         6.625 SAN DIEGO                            CA      92173   Single Family           20370101        417000
16975881         7.625 SAN DIEGO                            CA      92114   Single Family           20370101        340000
16975882         7.875 EL CAJON                             CA      92020   Single Family           20370101        304000
16975883         7.875 SAN DIEGO                            CA      92107   Single Family           20370101        449600
16975884         6.375 SPRING VALLEY                        CA      91977   Single Family           20370101        395200
16975885          6.75 RUMSON                               NJ      7760    Single Family           20370101        214000
16975886         8.125 CHULA VISTA                          CA      91913   PUD                     20361201        525084
16975887           7.5 CHULA VISTA                          CA      91913   PUD                     20361201        481981
16975889             8 DELANO                               CA      93215   Single Family           20361101        272000
16975890         8.125 WEST SACRAMENTO                      CA      95691   Single Family           20361201        300000
16975891             8 SACRAMENTO                           CA      95832   Single Family           20361201        232000
16975892         7.375 SALINAS                              CA      93906   Single Family           20361201        649990
16975893           8.5 SAN JOSE                             CA      95116   Single Family           20361201        484000
16975894         7.625 GARDEN GROVE                         CA      92843   Single Family           20361201        488000
16975897         8.125 MONROVIA                             CA      91016   PUD                     20361201        516000
16975899             7 MANTECA                              CA      95337   Single Family           20361201        373750
16975900          7.25 SACRAMENTO                           CA      95828   Single Family           20361201        204750
16975901         7.125 STOCKTON                             CA      95209   PUD                     20361201        327200
16975902         8.375 GLOUCESTER                           VA      23061   Single Family           20361201        720000
16975903         7.875 SAN JOSE                             CA      95123   Condominium             20361201        292000
16975904          8.25 RIVERSIDE                            CA      92509   Single Family           20361201        359200
16975905          6.25 GREENFIELD                           CA      93927   Single Family           20361201        435968
16975906         6.375 PHOENIX                              AZ      85032   Single Family           20361201        247000
16975907         8.125 SACRAMENTO                           CA      95828   Single Family           20361201        276000
16975908             8 RENO                                 NV      89506   Single Family           20361201        194000
16975909         8.125 PUNTA GORDA                          FL      33950   Condominium             20361201        573500
16975910         7.375 ESCONDIDO                            CA      92026   PUD                     20361201        529000
16975912          8.25 POWAY                                CA      92064   Single Family           20361201        440000
16975913          7.25 GALT                                 CA      95632   Single Family           20361201        242400
16975914             7 ELK GROVE                            CA      95758   Single Family           20361201        308000
16975915           7.5 CORONA                               CA      92880   PUD                     20361201        457700
16975916         7.125 MOUNTAIN HOUSE                       CA      95391   PUD                     20361201        431900
16975917           7.5 RANCHO CUCAMONGA                     CA      91730   PUD                     20370101        460000
16975918           7.5 FONTANA                              CA      92336   Single Family           20361201        480000
16975919         6.875 SACRAMENTO                           CA      95833   PUD                     20370101        252508
16975920          7.75 COALINGA                             CA      93210   Single Family           20370101        166500
16975921          7.75 CORONA                               CA      92880   PUD                     20370101        472050
16975922             8 CORONA                               CA      92880   PUD                     20370101        471750
16975923         7.875 LADERA RANCH                         CA      92694   Condominium             20370101        372000
16970022         7.875 TURLOCK                              CA      95380   Single Family           20361201        248000
16970035             8 ORLANDO                              FL      32822   Single Family           20361201        152000
16970066          5.75 EVERETT                              MA      2149    2-4 Family              20370101        444000
16970067          5.75 BROCKTON                             MA      2301    Single Family           20370101        272000
16686731         8.375 RANCHO SANTA MARGARITA AR            CA      92688   PUD                     20361001        556000
17076256         8.375 PALISADES PARK                       NJ      7650    Single Family           20370301        432000
17076260             8 ALEXANDRIA                           VA      22306   Single Family           20370301        376000
17077452          8.25 SARASOTA                             FL      34238   Single Family           20370301        340000
17077457          7.25 SANTA CRUZ                           CA      95062   Single Family           20370301        350000
17077472         7.875 MADERA                               CA      93638   Single Family           20370301        208000
17077490          8.25 GLENDALE                             AZ      85303   Single Family           20370301        177200
17053571          7.99 MOUNTAIN HOUSE                       CA      95391   PUD                     20370301        511200
17053579             8 SAN DIEGO                            CA      92123   Condominium             20370301        228400
17053589             7 RIVERSIDE                            CA      92508   Single Family           20361201        601000
17053592         7.875 SALINAS                              CA      93905   Single Family           20370101        544000
17053600         6.125 HENDERSON                            NV      89044   PUD                     20370201        241450
17053607         6.625 MANTECA                              CA      95336   Single Family           20370201        196000
17053608          8.25 ANTIOCH                              CA      94531   Single Family           20370201        396000
17059720          8.25 WESTON                               FL      33326   PUD                     20370201        516000
17059731          7.75 SANTA YNEZ                           CA      93460   Single Family           20370301       1260000
17059741             8 SAINT GEORGE                         UT      84790   Single Family           20370301        656000
17059742           7.5 ORLANDO                              FL      32738   Single Family           20370301        168800
17021510         6.375 BRENTWOOD                            CA      94513   PUD                     20370101        519900
17046124           8.5 ROY                                  UT      84067   Single Family           20370201        114400
17046125           7.5 COOPER CITY                          FL      33024   PUD                     20370301        678000
17046126         7.875 PORT ST LUCIE                        FL      34987   PUD                     20370201        153808
17046127         7.875 CAPE CORAL                           FL      33914   Single Family           20370201        228000
17046128         7.375 LAKE WORTH                           FL      33463   PUD                     20370201        474400
17046129         7.625 WILDWOOD                             MO      63011   Single Family           20370201        188000
17046130         7.625 PALM BEACH GARDENS                   FL      33410   Single Family           20370201        172960
17046131         7.625 FOREST CITY                          NC      28704   Single Family           20370301        240000
17046132          7.75 WESTLEY                              CA      96387   Single Family           20370201        264000
17046133         8.125 EDGEWATER                            FL      32132   PUD                     20370301         78400
17046134         8.125 MODESTO                              CA      95355   Single Family           20370301        584000
17046135          6.75 MIAMI                                FL      33175   Condominium             20370201        228800
17046136          7.75 LEMON GROVE                          CA      91945   Single Family           20370201        364000
17046137         7.375 MOKELUMNE HILL                       CA      95245   Single Family           20370201        340000
17046138           7.5 SILVER SPRING                        MD      20906   Single Family           20370201        400000
17046139          7.75 HOLIDAY                              FL      34690   Single Family           20370201         92000
17046140         7.125 SANTA BARBARA (AREA)                 CA      93111   Single Family           20370201        275000
17046141         6.625 SEATTLE                              WA      98116   Single Family           20370201        640000
17046142           7.5 HYATTSVILLE                          MD      20782   Single Family           20370201        344000
17046143         7.125 STOCKTON                             CA      95219   Single Family           20370201        320800
17046144         7.625 LANSDOWNE                            PA      19050   Single Family           20370201        308000
17046146         7.625 MIAMI                                FL      33015   PUD                     20370301        218400
17046147           7.5 LOS BANOS                            CA      93635   Single Family           20370201        444000
17046149         8.125 WESTON                               FL      33327   Single Family           20370201        401600
17046150         7.625 SAN DIEGO                            CA      92114   Single Family           20370201        448000
17046151         7.125 STERLING                             VA      20164   Single Family           20370201        404000
17046152         8.125 STERLING                             VA      20164   PUD                     20370301        272000
17046153          7.75 WASHINGTON                           UT      84780   Condominium             20370201        128000
17046154         7.875 SOUTH PORTLAND                       ME      4106    Townhouse               20370201        243200
17046155             8 DAVIE                                FL      33324   PUD                     20370301        316000
17046156         8.375 WEST PALM BEACH                      FL      33411   Condominium             20370201        231920
17046157          7.75 FRESNO                               CA      93726   Single Family           20370201        220000
17046158             7 ORLANDO                              FL      32828   PUD                     20370201        206400
17046159           7.5 GLENDALE                             AZ      85305   PUD                     20370201        280000
17046160          7.25 MESA                                 AZ      85207   PUD                     20370201        767200
17046161          7.25 REDDING                              CA      96003   Single Family           20370201        349000
17046162         7.375 SURPRISE                             AZ      85379   PUD                     20370201        187574
17046163          7.25 FRESNO                               CA      93704   Condominium             20370301        188000
17046164             7 ALANTIS                              FL      33462   Single Family           20370301        475920
17046165           7.5 CERES                                CA      95307   Single Family           20370301        288000
17046166          7.25 CARLSBAD                             CA      92010   PUD                     20370301        510800
17046167           7.5 NEWPORT NEWS                         VA      23602   Single Family           20370301        296000
17046168          6.75 MORROW                               OH      45152   Single Family           20370201        154400
17046169         7.625 GILBERT                              AZ      85297   PUD                     20370201        550800
17046170         7.375 OAK PARK (AREA)                      CA      91377   PUD                     20370201        438400
17046171          8.25 LOMBARD                              IL      60148   Single Family           20370201        301600
17046172          7.75 GREENSBORO                           GA      30642   PUD                     20370201        435000
17046173         7.875 BAKERSFIELD                          CA      93311   Single Family           20370201        241600
17046174          7.25 LAS VAGAS                            NV      89178   PUD                     20370301        397338
17046175          7.75 NORTH LAS VEGAS                      NV      89031   PUD                     20370201        216000
17046176         8.375 ST PETERSBURG                        FL      33710   Single Family           20370201        264000
17046177           7.5 CORNELIUS                            OR      97113   Single Family           20370201        200000
17046178             8 EVERETT                              WA      98205   Single Family           20370201        226150
17046179          7.75 LANCASTER                            PA      17603   Single Family           20370301        150400
17046180           7.5 MODESTO                              CA      95350   Single Family           20370201        292000
17046181             8 PORTLAND                             OR      97266   Townhouse               20370201        136000
17046182           7.5 MODESTO                              CA      95355   Single Family           20370201        286400
17046183          7.25 CHANDLER                             AZ      85224   Condominium             20370201         89400
17046184         8.375 HOLLYWOOD                            FL      33024   Condominium             20370201        184000
17046185         8.375 AURORA                               IL      60504   Condominium             20370201        121600
17046186         8.375 NEW PORT RICHEY                      FL      34653   PUD                     20370301        191960
17046187         8.125 ROSEVILLE                            CA      95747   Single Family           20370301        508000
17046188         7.375 NEW PORT RICHEY                      FL      34653   PUD                     20370201        159920
17046189         7.375 MARTINEZ                             CA      94553   PUD                     20370201        492000
17046190         7.875 SAN JOSE                             CA      95127   Single Family           20370201        528000
17046191             8 BERWYN                               IL      60402   Single Family           20370301        332000
17046192         7.875 PORTERVILLE                          CA      93257   Single Family           20370201        171200
17046193         7.625 STOCKTON                             CA      95205   Single Family           20370201        232792
17046194         8.375 FULLERTON                            CA      92831   Single Family           20370201        520000
17046195           7.5 MIAMI                                FL      33196   Condominium             20370301        148000
17046196         7.375 MODESTO                              CA      95355   Single Family           20370201        284000
17046197         7.875 PALM COAST                           FL      32164   Single Family           20370201        240000
17046198          7.25 PUNTA GORDA                          FL      33982   PUD                     20370201        288000
17046199             8 WOODBRIDGE                           VA      22193   PUD                     20370201        240000
17046200         6.625 LODI                                 CA      95242   Single Family           20370301        308000
17046201           7.5 LA MESA                              CA      91941   Single Family           20370201        312000
17046202             8 HALLANDALE                           FL      33009   Single Family           20370301        256000
17046203          7.75 CAPE CORAL                           FL      33993   Single Family           20370201        280000
17046204          7.75 MIAMI                                FL      33138   Single Family           20370301        744000
17046205         7.375 WEST BLOOMFIELD                      MI      48322   Single Family           20370201        240000
17046206           7.5 BRAWLEY                              CA      92227   Single Family           20370201        162400
17046207         7.375 REUNION                              FL      34747   Condominium             20370301        480675
17046208         8.375 WINNETKA AREA                        CA      91306   Single Family           20370201        576000
17046209         7.375 SAN BERNARDINO                       CA      92407   Single Family           20370301        293600
17046210         7.625 MODESTO                              CA      95356   Single Family           20370301        349600
17046211          7.25 LEHI                                 UT      84043   Single Family           20370201        246522
17046212             8 SILVER SPRING                        MD      20906   Single Family           20370301        352000
17046213         8.375 FT  LAUDERDALE                       FL      33311   Single Family           20370201        184000
17046214          7.75 SAN JOSE                             CA      95123   Single Family           20370201        572000
17046215         7.875 SANTA CLARA                          CA      95051   Single Family           20370201        495200
17046117          7.25 HIALEAH                              FL      33018   PUD                     20370301        215920
17046118         7.625 ORLANDO                              FL      32825   PUD                     20370201        505600
17046119          7.25 HIALEAH                              FL      33018   PUD                     20370301        215920
17046121         7.875 CARLSBAD                             CA      92011   Condominium             20370201        360000
17046122          7.25 WINDSOR                              CA      95492   Single Family           20370201        475000
17046123             8 VALLEJO                              CA      94591   PUD                     20370201        792000
17013104          7.75 LOS ANGELES                          CA      90063   Single Family           20370101        388000
17013113         7.375 REDLANDS                             CA      92374   PUD                     20370201        308000
17020137         6.875 RIVERTON                             UT      84065   Single Family           20370201        292000
17020142          7.75 WEST PALM BEACH                      FL      33409   Condominium             20370201        222320
17020223          7.75 FRESNO                               CA      93727   Single Family           20370201        221250
17020239          7.75 MERIDIAN                             ID      83642   PUD                     20370201        148000
17020284         6.625 ANNAPOLIS                            MD      21409   PUD                     20370201        195500
17021406         6.875 BROOKLYN                             NY      11211   Condominium             20370201        508000
17021409           7.5 STERLING                             VA      20165   PUD                     20370201        528000
17021442         7.375 LA PALMA                             CA      90623   Single Family           20370201        560000
17021455         7.625 FONTANA                              CA      92337   Single Family           20370201        312000
17021488           7.5 OCEANSIDE                            CA      92056   PUD                     20361201        436000
17021494         6.375 IMPERIAL                             CA      92251   Single Family           20361201        224000
17021496         7.875 HESPERIA                             CA      92345   Single Family           20370101        348000
16975812         7.375 HONOLULU                             HI      96822   Condominium             20370101        308000
16975817          7.25 OXNARD                               CA      93035   Single Family           20370101        403000
16975818         7.875 FULLERTON                            CA      92832   Single Family           20370101        457600
16975844          6.25 NORCO                                CA      92860   Single Family           20370101        410000
16975860          7.75 SAN MARCOS                           CA      92078   PUD                     20370101        409150
16975888          8.25 (SUNLAND AREA) LOS ANGELE            CA      91040   Single Family           20361201        312000
16989547           7.5 ESCALON                              CA      95320   Single Family           20370101        311200
16989550         7.625 SANTA ROSA                           CA      95403   Single Family           20370101        363750
16989578         6.625 CHANDLER                             AZ      85225   Single Family           20370101        213600
16989652           6.5 PASADENA                             MD      21122   Townhouse               20370101        192000
16989701         6.875 BROOKLYN                             NY      11205   Condominium             20370101        340000
16989719             7 RIO RANCHO                           NM      87144   Single Family           20370101        226400
16989736          7.75 FRESNO                               CA      93722   Single Family           20370101        297600
16989775             7 LADY LAKE                            FL      32162   Single Family           20370101        336626
16989819         6.375 DAVENPORT                            FL      33896   PUD                     20370101        212800
16989855          7.75 MILFORD                              PA      18337   Single Family           20370101        193500
16827627          7.75 EVERETT                              WA      98204   Single Family           20361201        208000
16836862         8.375 SCOTTSDALE                           AZ      85255   PUD                     20361201        484000
16769188         7.125 GILROY                               CA      95020   PUD                     20361101        520000
16769273         7.925 PARKVILLE                            MD      21234   Single Family           20361101        220000
16769354         8.375 VIRGINIA BEACH                       VA      23456   Single Family           20361101        283200
17052631          6.99 NEWPORT NEWS                         VA      23602   Condominium             20370201        168800
16969922         8.375 ATLANTA                              GA      30310   Single Family           20360901        160000
16970011           7.5 FORT LAUDERDALE                      FL      33304   PUD                     20361201        498000
16970013         7.625 TAMARAC                              FL      33321   PUD                     20361201        231200
16970017             8 LOS ANGELES                          CA      90026   Single Family           20370101        316000
16600230          8.25 BRIDGEPORT                           CT      6606    Single Family           20360901        280000
16965732         7.125 MONTCLAIR                            NJ      7042    2-4 Family              20361201        280000
16825796         8.375 PEORIA                               AZ      85345   Single Family           20361201        148000
16847030         7.125 MIAMI                                FL      33186   PUD                     20361201        268000
16825810          8.25 TORRANCE                             CA      90503   Single Family           20361201        592000
17021518           7.5 DALLAS                               GA      30132   PUD                     20370101        176750
17021526         6.875 KINGSPORT                            TN      37660   Single Family           20370201        254000
17021527          7.75 HENDERSON                            NV      89012   PUD                     20370101        211200
17021516             7 UNION                                NJ      7088    Condominium             20370201        247000
17021529         7.375 WARRENTON                            VA      20186   PUD                     20370201        476000
17021525          7.25 HENDERSON                            NV      89074   PUD                     20370201        436000
17021523         7.375 EAST NORTHPORT                       NY      11731   Single Family           20370201        436000
17021519         7.375 OCEANSIDE                            CA      92056   Single Family           20370201        427600
17021530         7.625 AVON LAKE                            OH      44012   Single Family           20370201        531750
17021531         6.875 PLANTATION                           FL      33324   PUD                     20370201        356250
16714423         7.625 KENNESAW                             GA      30152   PUD                     20361101        567350
16642718             7 MANTECA                              CA      95336   Single Family           20360901        295000
16769367         7.875 FAIRFAX                              VA      22030   Single Family           20361101        750000
16730143             7 MISSION VIEJO                        CA      92691   Single Family           20360701        600000
16730514          7.25 OCEAN CITY                           NJ      8226    Single Family           20361101        153000
16730515             8 MOUNTAIN VIEW                        CA      94043   Condominium             20361101        498400
16730536         6.875 RIALTO                               CA      92376   Single Family           20361101        376000
16845198         7.625 STATEN ISLAND                        NY      10304   Single Family           20370101        288000
16845232           7.5 VANCOUVER                            WA      98683   Single Family           20361201        264000
16845184          7.75 SAN DIEGO                            CA      92115   Condominium             20370101        288000
16845217         7.875 CORONA                               CA      92882   Condominium             20370101        218000
16836970         7.875 PALM COAST                           FL      32137   Single Family           20361201        284000
16836897          7.25 BUFFALO                              MN      55313   Single Family           20361201        500000
16836769         7.375 VALLEJO                              CA      94589   Single Family           20361201        368400
16836824         7.375 SAN DIEGO                            CA      92115   Single Family           20361201        400000
17219690          1.25 PLYMOUTH                             MN      55446   PUD                     20370501        168000
17216559          1.75 GLENVIEW                             IL      60025   Single Family           20370201        993000
17216561         8.875 PROSPECT HEIGHTS                     IL      60070   Single Family           20370101        971290
17216562          1.75 WHITE LAKE                           MI      48383   Single Family           20370401        425000
17216563          1.75 PALO ALTO                            CA      94306   Single Family           20370301       1000000
17216564         8.375 PASADENA                             CA      91106   Single Family           20370301       1050000
17216565          1.75 IRVINE                               CA      92606   Single Family           20370401        867000
17216566           1.5 VIRGINIA BEACH                       VA      23456   Single Family           20370401        945000
17216567           1.5 MOORESTOWN                           NJ      8057    Single Family           20370401        920000
17216568          1.75 NAPERVILLE                           IL      60565   Single Family           20370201        725000
17216569          1.75 CHESTERFIELD                         MO      63005   PUD                     20370201        321000
17216570          1.75 LOS ALTOS                            CA      94022   Single Family           20370301        584500
17216571          1.75 PEORIA                               AZ      85383   PUD                     20370301        585000
17216572             3 PLANTATION                           FL      33317   Single Family           20370401        299250
17216573         7.514 SUWANEE                              GA      30024   Single Family           20370401        183000
17216574         8.875 LINCOLN CITY                         OR      97367   Single Family           20370301        780000
17216575             1 RENTON                               WA      98055   Condominium             20370401        206500
17216576          8.25 HONOLULU                             HI      96814   Condominium             20370301        415200
17216577           1.5 PATTERSON                            CA      95363   Single Family           20470401        532000
17216578         7.875 O FALLON                             MO      63366   Condominium             20370501        127200
17216579             1 GRAYSON                              GA      30017   PUD                     20370501        228800
17216580          8.25 SHERMAN OAKS                         CA      91411   Single Family           20470501        519200
17216581         3.125 TEMPLE HILLS                         MD      20748   Single Family           20370401        293000
17219680          1.75 SAN RAMON                            CA      94583   Single Family           20370401        505000
17219682         7.875 PORTLAND                             OR      97206   Single Family           20370501        169000
17219684         8.375 DANIA BEACH                          FL      33004   Condominium             20370501        119196
17219685             2 HADDONFIELD                          NJ      8033    Single Family           20370501        252000
17219686             1 SALINAS                              CA      93901   Single Family           20370501        468000
17219689             1 SAN DIEGO                            CA      92109   Single Family           20370501        636000
17219674          1.75 TOWN AND COUNTRY                     MO      63017   PUD                     20370401        393000
17219675             1 TURLOCK                              CA      95382   Single Family           20370401        100000
17219676           1.5 MILTON                               MA      2186    2-4 Family              20370401        348800
17219677          1.75 PROVO                                UT      84601   Single Family           20370201        176000
17219678          1.75 ARLINGTON HEIGHTS                    IL      60004   Single Family           20370201        353000
17219679          1.75 SAN FRANCISCO                        CA      94114   Single Family           20370301        501000
17169772           9.5 TARZANA                              CA      91356   Condominium             20370301        346750
17169827           8.5 WAUKESHA                             WI      53189   Single Family           20370301        256000
17169877             9 LOS ANGELES                          CA      90043   Single Family           20470301        607375
17169899          9.25 NAZARETH                             PA      18064   Single Family           20370301        289750
17169924             9 BLUE ISLAND                          IL      60406   Single Family           20370301        171000
17169998             9 SOUTH HOLLAND                        IL      60419   PUD                     20370301        189050
17172807          9.95 LACONIA                              NH      3247    Condominium             20361001        142200
17172876          10.5 CLAREMONT                            CA      91711   Condominium             20370201        320000
17173085         9.125 TWIN LAKES                           WI      53181   Single Family           20370301        178600
17169529          9.25 CHELTENHAM                           MD      20623   Single Family           20370301        416500
17169560          8.25 SEMINOLE                             FL      33776   Single Family           20370301        233750
17169573          9.75 PALMDALE                             CA      93552   Single Family           20470201        324000
17169734           9.5 BOLINGBROOK                          IL      60440   Single Family           20470301        238500
17169738         9.875 NORTH LAS VEGAS                      NV      89081   PUD                     20470301        309600
17169354          9.25 SAN DIEGO                            CA      92154   PUD                     20460601        620500
17169376           9.5 COLLEYVILLE                          TX      76034   Single Family           20370201        323000
17169426          9.25 PARAMOUNT                            CA      90723   Single Family           20370201        350000
17169438         9.875 NORTH PORT                           FL      34286   Single Family           20370201        193500
17181548         9.375 OPA LOCKA                            FL      33056   Single Family           20370401        225000
17169578          3.75 CHINO                                CA      91710   Single Family           20370401        400000
17169860           9.5 OCALA                                FL      34474   Condominium             20370301        124200
17169872         8.875 SPARKS                               NV      89436   PUD                     20370401        400000
17169882          3.25 LAKE HAVASU CITY                     AZ      86406   Condominium             20470401        274410
17169896         2.875 NAPLES                               FL      34104   Condominium             20370401        270000
17169912             5 POMPANO BEACH                        FL      33064   Single Family           20370401        162000
17169938         9.375 FRESNO                               CA      93704   Single Family           20470401        222500
17169941             9 MILWAUKEE                            WI      53225   Condominium             20370401         56000
17170005         2.875 BLOOMFIELD                           NJ      7003    Single Family           20370401        295200
17170016             9 FLORISSANT                           MO      63034   PUD                     20370401        249087
17170075           8.5 SOUTHFIELD                           MI      48076   Single Family           20370401        275000
17170077           9.5 JACKSONVILLE                         FL      32277   Condominium             20470401        139650
17170090          3.75 YULEE                                FL      32097   Single Family           20470401        380000
17170096             9 QUEEN CREEK                          AZ      85242   PUD                     20470401        454500
17172842          9.75 PHOENIX                              AZ      85086   Single Family           20370201        607500
17173107         9.125 LAS VEGAS                            NV      89147   Condominium             20370401        175500
17173132          9.75 MAYWOOD                              CA      90270   Single Family           20370401        387000
17173206           3.5 BRIDGEWATER                          VA      22812   Single Family           20370401        300000
17181456           9.5 CLERMONT                             FL      34711   PUD                     20370401        310500
17169913         8.625 PRESCOTT VALLEY                      AZ      86314   PUD                     20470301        156000
17169929         8.125 ANAHEIM                              CA      92805   Single Family           20470301        210000
17169973          1.75 SUNSET HILLS                         MO      63127   Single Family           20370301        520000
17169989         8.375 LAKEWOOD                             CA      90712   Single Family           20370301        605000
17169889          1.75 BUFFALO GROVE                        IL      60089   Single Family           20370301        520000
17169866          1.75 UNIONTOWN                            OH      44685   Single Family           20370301        220000
17169868             2 NAMPA                                ID      83686   Single Family           20470301        138400
17169839         8.375 CHESTERFIELD                         MO      63017   PUD                     20370301        220000
17169740         8.625 TAMPA                                FL      33637   Condominium             20370301        106205
17169758         8.625 GILBERT                              AZ      85297   Single Family           20370301        752000
17169801         7.875 GILROY                               CA      95020   Single Family           20470301        975000
17169809          1.75 GILBERT                              AZ      85297   PUD                     20370301        224000
17169810         8.375 HARRINGTON PARK                      NJ      7640    Condominium             20370301        628000
17169817          7.75 GILROY                               CA      95020   Single Family           20370301       1096000
17169704          8.75 MILILANI                             HI      96789   Condominium             20370301        241500
17169671             2 CHICAGO                              IL      60640   2-4 Family              20370201        388300
17169686          7.75 REDWOOD CITY                         CA      94061   2-4 Family              20470201        640000
17169666         8.125 LAKE ELSINORE                        CA      92532   PUD                     20470201        408000
17169645           7.5 PEORIA                               AZ      85382   PUD                     20370201        520000
17169601             2 OAKLAND                              MI      48363   Single Family           20370301        528000
17169613          8.25 SAN JOSE                             CA      95121   Single Family           20470301        544000
17169620         7.625 RIVERSIDE                            CA      92504   Single Family           20470301        400000
17169639         7.625 LOMPOC                               CA      93436   PUD                     20370301        489669
17169562         8.375 MORENO VALLEY                        CA      92557   Single Family           20370301        328000
17169555         8.375 HOUSTON                              TX      77021   Single Family           20370301        196000
17169559             8 BUCKLEY                              WA      98321   PUD                     20370301        260000
17169520          8.25 MADERA                               CA      93637   Single Family           20370301        206250
17169523         8.625 BELTSVILLE                           MD      20705   PUD                     20370301        214500
17169530         8.625 MIAMI                                FL      33131   Single Family           20370301        331500
17169547          1.75 TROY                                 MI      48085   Single Family           20370301        254000
17169549           8.5 MISSION VIEJO                        CA      92691   Single Family           20470301        300000
17169502         8.625 SAN DIEGO                            CA      92105   2-4 Family              20370301        350000
17169489         8.625 WOODBRIDGE                           VA      22191   Single Family           20370301        292711
17169585          2.25 SEASIDE                              OR      97138   Single Family           20370301        289000
17169596         7.625 SIMI VALLEY                          CA      93063   Single Family           20370301        300000
17169463             2 BRIGHTON                             MI      48116   Single Family           20470301        288500
17169465         8.125 GILBERT                              AZ      85297   Single Family           20470301        295000
17169467          1.75 SAN JOSE                             CA      95148   Single Family           20370301        597000
17169468           8.5 SUNNYVALE                            CA      94085   Single Family           20470301        620000
17169470             9 SAINT AUGUSTINE BEACH                FL      32080   Condominium             20470201        102000
17169475             8 OGDEN                                UT      84403   Single Family           20370301        275000
17169403         8.625 BOWIE                                MD      20720   Single Family           20370201        328000
17169406         8.625 INDIANAPOLIS                         IN      46205   Single Family           20370201        228000
17169412         7.875 LOS ANGELES                          CA      90033   Single Family           20370101        360000
17169415         8.125 MIDVALE                              UT      84047   Condominium             20370101        181041
17169422          8.25 OVIEDO                               FL      32765   PUD                     20370201        216000
17169428          8.25 BOTHELL                              WA      98011   PUD                     20370201        298400
17169435          1.75 DAVIS                                CA      95616   Single Family           20370301        519750
17169441         8.625 ENGLEWOOD                            NJ      7632    Single Family           20470301        444900
17169448          8.25 CORONA                               CA      92880   Single Family           20370301        562472
17169387          2.25 SAN JOSE                             CA      95125   Single Family           20370201        420000
17169391         7.625 MYRTLE BEACH                         SC      29577   Single Family           20370201        560900
17169369           8.5 LEHIGH ACRES                         FL      33971   Single Family           20370101        208600
17169374         8.625 PALM BEACH SHORES                    FL      33404   Single Family           20370301       1950000
17169572         7.875 INDIAN WELLS                         CA      92210   Single Family           20370301        556000
17169499          8.75 LATHROP                              CA      95330   Single Family           20370201        343612
17172981          1.75 CHESTERFIELD                         MO      63005   Single Family           20370301        600300
17172983         8.125 INDIO                                CA      92203   Single Family           20370401        308000
17172985          1.25 FORT WASHINGTON                      MD      20744   Single Family           20470401        406500
17172986          8.75 LOS ANGELES -TARZANA AREA            CA      91356   Single Family           20470401       1000000
17172987         8.875 WEST PALM BEACH                      FL      33411   Condominium             20370401        129493
17172989             8 PALMETTO                             FL      34221   Single Family           20370301        243500
17170010         8.625 ALGONA                               WA      98001   Single Family           20370401        222000
17170014           1.5 SIMI VALLEY                          CA      93065   Single Family           20370401        481600
17170015         7.125 NAPA                                 CA      94558   Single Family           20370401        399960
17170017             3 FORT LAUDERDALE                      FL      33315   Condominium             20370401        189905
17170018          7.75 SHELTON                              WA      98584   Single Family           20470401        215920
17170002         8.125 LEHIGH ACRES                         FL      33936   Single Family           20470301        324000
17170003         8.125 STOCKTON                             CA      95209   Single Family           20470401        476800
17170004             8 SUNRISE                              FL      33326   PUD                     20470401        292000
17170006         8.125 OJAI                                 CA      93023   2-4 Family              20370401        843750
17170008          1.25 PLANTATION                           FL      33324   Single Family           20470401        641000
17170009         8.375 APPLE VALLEY                         CA      92307   Single Family           20470401        372000
17172974             3 LAKE WORTH                           FL      33460   Single Family           20370401        248000
17172975         8.125 CONCORD                              CA      94521   Single Family           20470401        373000
17172976             8 PENNSAUKEN                           NJ      8110    Single Family           20370301        160000
17172978           8.5 VICTORVILLE                          CA      92394   Single Family           20370401        328000
17172979         8.625 NORWALK                              CA      90650   Single Family           20470401        540000
17170001             2 ST LOUIS                             MO      63104   Single Family           20370401        236000
17172970             1 CAPE GIRARDEAU                       MO      63701   Single Family           20370401       1330000
17172971             1 MASPETH                              NY      11378   Single Family           20370401        318000
17172973         7.875 BOYNTON BEACH                        FL      33437   Condominium             20370401        197520
17173074         8.125 WILDWOOD                             NJ      8260    Condominium             20370301        279000
17172966          8.75 MIAMI BEACH                          FL      33141   Condominium             20370301        121500
17172967         7.625 DORAL                                FL      33178   PUD                     20370401        312000
17172968             2 METUCHEN                             NJ      8840    Condominium             20370301        448000
17172960         8.625 SOUTHFIELD                           MI      48033   Single Family           20361001        233600
17172961          8.25 HESPERIA                             CA      92345   PUD                     20370101        224000
17172964         8.125 LAS VEGAS                            NV      89183   PUD                     20370401        206400
17172952             2 MITCHELLVILLE                        MD      20721   PUD                     20370301        550000
17172954             8 MURRIETA                             CA      92562   Single Family           20370301        488800
17172955         7.625 RENO                                 NV      89523   PUD                     20370301        711200
17172957          1.25 FORT WORTH                           TX      76248   PUD                     20370301        186800
17172958         8.375 GARDENA AREA LOS ANGELES             CA      90247   Single Family           20370301        472000
17172941             8 ANAHEIM                              CA      92804   Single Family           20370301        295000
17172942         7.625 FULLERTON                            CA      92833   Single Family           20370301        489325
17172943           1.5 PACIFICA                             CA      94044   Single Family           20470401        510400
17172944          1.75 SANTA CLARA                          CA      95054   Condominium             20370301        585000
17172946          8.75 SAN DIEGO                            CA      92113   2-4 Family              20370301        472000
17172947         8.625 MIAMI                                FL      33165   Single Family           20370301        384000
17172948         8.375 COCONUT CREEK                        FL      33073   PUD                     20370301        400000
17172949         8.125 GLENDALE                             AZ      85308   Single Family           20370301        212000
17172928          2.25 GRAHAM                               WA      98338   Single Family           20370301        252800
17172930           8.5 PATTERSON                            CA      95363   Single Family           20370101        328500
17172931             8 VACAVILLE                            CA      95687   Single Family           20470301        332000
17172932           8.5 ORLANDO                              FL      32824   PUD                     20361201        202400
17172933           8.5 CHANDLER                             AZ      85225   Single Family           20370301        264000
17172934             1 LOS ANGELES                          CA      90032   Single Family           20370401        247500
17172935         8.625 SAN JOSE                             CA      95125   Single Family           20470301        378500
17172937          8.25 FULLERTON                            CA      92833   Single Family           20370301        520000
17172938         8.625 CYPRESS                              CA      90630   2-4 Family              20370301        150000
17172920             9 MORENO VALLEY                        CA      92551   Single Family           20370201        342400
17172921             2 MYRTLE BEACH                         SC      29588   PUD                     20470401        265300
17172923         8.375 RICHMOND HILL                        NY      11418   Single Family           20361101        392000
17172924         8.875 FAIRFIELD                            CA      94534   Single Family           20470301        650000
17172925          2.25 WATERBURY                            CT      6705    2-4 Family              20370401        100880
17172926           8.5 CORONA                               CA      92882   Single Family           20470301        640000
17172927          1.25 MIAMI                                FL      33179   Condominium             20370401        152000
17169330             7 STEILACOOM                           WA      98388   Single Family           20361101      682417.4
17169333         7.875 WESLEY CHAPEL                        FL      33544   PUD                     20361101     234074.79
17169334         8.375 SAN MARCOS                           CA      92069   Single Family           20370301     436233.62
17169335          7.75 RANCHO CUCAMONGA                     CA      91730   Condominium             20360301        363996
17169336           7.5 MCLEAN                               VA      22102   Condominium             20360401        312000
17169337           8.5 LAKE FOREST                          CA      92630   Condominium             20360401        364500
17169338           8.5 LAUDERDALE LAKES                     FL      33319   Condominium             20360401         68000
17169339          8.25 KISSIMMEE                            FL      34741   Condominium             20360501        153750
17169340         8.375 TUSTIN                               CA      92782   Condominium             20360401        256000
17181382             3 RANCHO CUCAMONGA                     CA      91737   Condominium             20370401        312000
17181390           7.5 LONDONDERRY                          NH      3053    Single Family           20370301        186000
17181391         7.625 ORLANDO                              FL      32828   Condominium             20370401        224000
17181393         8.375 DES PLAINES                          IL      60016   Condominium             20370301        153000
17181363          1.75 THOUSAND OAKS                        CA      91362   Single Family           20370401        728000
17181336         8.125 FORT LAUDERDALE                      FL      33301   Condominium             20370101        957600
17181342          7.25 EMERYVILLE                           CA      94608   Condominium             20370401        316000
17181354         8.125 TAMPA                                FL      33618   PUD                     20370301        227700
17181355             2 NILES                                IL      60714   Single Family           20370201        325100
17181310          2.75 ORLANDO                              FL      32809   Single Family           20370401        204300
17181326             1 BORING                               OR      97009   Single Family           20370401        367920
17181329         7.875 KISSIMMEE                            FL      34747   PUD                     20361101        200000
17181304             9 CHULA VISTA                          CA      91915   Single Family           20470301        640000
17169684          8.25 BARSTOW                              CA      92311   Single Family           20370301        295200
17169685         8.875 LOS ANGELES                          CA      90022   Single Family           20370401        407000
17169688          8.25 ALHAMBRA                             CA      91803   2-4 Family              20370301        434000
17169689         8.625 MUNDELEIN                            IL      60060   Single Family           20370201        212000
17169690          3.25 LEHIGH ACRES                         FL      33971   Single Family           20370301        255000
17169691           8.5 HERALD                               CA      95638   Single Family           20470401        468000
17169692          1.75 CHICAGO                              IL      60616   Condominium             20370201        520000
17169693         7.875 LOS ANGELES                          CA      90014   Condominium             20370301        660825
17169694             9 COTATI                               CA      94931   PUD                     20370401        280000
17169695           8.5 LONG BEACH                           CA      90808   Single Family           20470401        495000
17169696         8.625 CORAL SPRINGS                        FL      33065   Single Family           20370301        284800
17169697          8.25 FORT LAUDERDALE                      FL      33311   PUD                     20370301        276000
17169698             3 LA QUINTA                            CA      92253   Single Family           20370401        267800
17170076          8.25 FRIDAY HARBOR                        WA      98250   Single Family           20470401        310000
17170078         8.375 ORLANDO                              FL      32828   Condominium             20470401        244000
17169640         8.375 ENGLEWOOD                            FL      34224   Single Family           20370401        156800
17169641         8.375 HALLANDALE BEACH                     FL      33009   Condominium             20370201        384000
17169642         7.625 BLOOMINGTON                          CA      92316   Single Family           20470101        296000
17169643             1 SAINT GEORGE ISLAND                  FL      32328   Condominium             20370401        476000
17169646           2.5 RIO LINDA                            CA      95673   Single Family           20370401        328000
17169648          7.75 CORONA                               CA      92881   Single Family           20470201        412000
17169649         7.875 CARSON                               CA      90810   Single Family           20470101        408000
17170082         8.375 ORLANDO                              FL      32828   Condominium             20470401        244000
17170083         8.375 DELAVAN                              WI      53115   Single Family           20370401        670000
17170084             8 MOUNTLAKE TERRACE                    WA      98043   Single Family           20370401        290000
17170085          8.25 BLOOMFIELD HILLS                     MI      48301   Single Family           20370401        437000
17170086         8.375 ORLANDO                              FL      32828   Condominium             20470401        244000
17170087           2.5 PALM HARBOR                          FL      34683   PUD                     20370401        415800
17170088          2.25 PARKESBURG                           PA      19365   Single Family           20470401        188000
17170089          2.75 WESTFIELD                            IN      46074   Single Family           20470401        319200
17169650             8 LEMON GROVE                          CA      91945   2-4 Family              20370401        428000
17169651             9 MIRAMAR                              FL      33025   PUD                     20370401        325600
17169652         7.625 CLAREMONT                            CA      91711   Single Family           20470201        760000
17169654             9 BIG LAKE                             MN      55309   Single Family           20370201        246788
17169655             9 NEWARK                               NJ      7108    2-4 Family              20370301        513000
17169658         8.625 LAS VEGAS                            NV      89117   PUD                     20370301        461250
17169659          2.75 VERNON TOWNSHIP                      NJ      7461    Single Family           20370301        250000
17170091          8.25 SPANAWAY                             WA      98387   Single Family           20370401        232000
17170093          8.25 COLORADO SPRINGS                     CO      80903   Single Family           20370401        177400
17170094         7.875 SAN CLEMENTE                         CA      92673   PUD                     20470401        880000
17170095          7.75 OAKLAND                              CA      94601   Single Family           20470401        255000
17170097          1.75 ORLANDO                              FL      32828   Condominium             20470401        244000
17170098         8.625 LONG BEACH                           CA      90805   Single Family           20461201        428000
17170099             8 BAY HARBOR ISLANDS                   FL      33154   Condominium             20350601        116000
17169661           2.5 MILWAUKEE                            WI      53211   Single Family           20370401        220800
17169662             8 SAN FRANCISCO                        CA      94124   Single Family           20470201        548000
17169663         7.875 SANTA YNEZ                           CA      96460   Single Family           20370401       1312500
17169664          8.25 ALISO VIEJO                          CA      92656   Condominium             20470201        355920
17169665             9 JACKSON HOLE                         WY      83001   PUD                     20370301        348000
17169667         8.625 NORTH BABYLON                        NY      11703   Single Family           20370201        360000
17169668           8.5 WASHINGTON                           DC      20002   2-4 Family              20470401        400000
17169669           1.5 BETHESDA                             MD      20814   Single Family           20370401       1408000
17169670           1.5 CARSON                               CA      90746   Single Family           20370401        476000
17169672          1.75 ARLINGTON HEIGHTS                    IL      60004   Single Family           20370301        770000
17169673             9 COLTS NECK                           NJ      7722    Single Family           20370301        585000
17169674             8 EL CAJON                             CA      92021   Single Family           20470201        680000
17169675          8.25 SAN JOSE                             CA      95123   Single Family           20370301        575000
17169676           1.5 OVIEDO                               FL      32765   PUD                     20370401        244000
17169677          8.25 HIGHMOUNT                            NY      12441   Single Family           20370301        217000
17169678          7.75 GLENDALE                             CA      91205   Condominium             20470301        262400
17169679          8.75 NORTH PORT                           FL      34286   Single Family           20370201        139930
17169680           8.5 ARDEN HILLS                          MN      55112   Single Family           20370301        272000
17169681         8.375 NORTH LAS VEGAS                      NV      89030   Single Family           20370301        228000
17170070         8.625 LAKE ELSINORE                        CA      92530   Single Family           20470401        300000
17170071          1.25 PHOENIX                              AZ      85086   Single Family           20470401        575000
17170073             1 MARYVILLE                            TN      37803   Single Family           20370401        213750
17170074         8.375 NAPLES                               FL      34119   Condominium             20370401        280000
17170029         8.125 PARKLAND                             FL      33067   PUD                     20470401        301500
17170030           1.5 HALLANDALE BEACH                     FL      33009   Condominium             20470401        805000
17170032         8.125 ORLANDO                              FL      32829   PUD                     20370401        185352
17170033           1.5 WESTON                               FL      33326   PUD                     20370401        368000
17170034         8.625 SANTA CLARITA/                       CA      91351   Single Family           20370401        400000
17170035         8.375 TREASURE ISLAND                      FL      33706   Condominium             20470401        697700
17170036          8.25 OAK HARBOR                           WA      98277   Single Family           20470301        301000
17170037          8.25 DORAL                                FL      33178   PUD                     20370401        706400
17170038         8.375 BROOKLYN                             NY      11226   2-4 Family              20470301        632000
17169600         8.125 CONCORD                              CA      94521   Single Family           20470401        500000
17169602         7.625 BOTHELL                              WA      98021   Condominium             20370301        192450
17169603             8 CENTENNIAL                           CO      80016   PUD                     20370301        656000
17169604           1.5 LONG BEACH                           CA      90810   Single Family           20370401        372000
17169605             1 EAST PALO ALTO                       CA      94303   Condominium             20370401        464000
17169606          8.75 OCEANSIDE                            CA      92057   Single Family           20370301        304000
17169607         8.625 SARASOTA                             FL      34241   PUD                     20370301        400000
17169608         8.375 LAS VEGAS                            NV      89103   Condominium             20370301        374400
17169609         8.375 SAN JOSE                             CA      95136   Single Family           20470301        636000
17170040             1 PEMBROKE PINES                       FL      33025   PUD                     20370401        264000
17170042          1.75 BOLINGBROOK                          IL      60490   Single Family           20470401        260000
17170044         8.375 LAS VEGAS                            NV      89123   PUD                     20470401        243750
17170045          1.75 CHICAGO                              IL      60614   Condominium             20370301        472000
17170047             9 WEST PALM BEACH                      FL      33401   2-4 Family              20370401        140000
17170048             8 SAN LEANDRO                          CA      94577   PUD                     20470401        331000
17170049          8.25 ANAHEIM                              CA      92801   Single Family           20370401        505000
17169610         8.625 ELK GROVE                            CA      95757   Single Family           20370301        504000
17169611         8.625 MIAMI BEACH                          FL      33139   Condominium             20370301        244000
17169612             9 SEATTLE                              WA      98118   Single Family           20370301        260000
17169615         8.625 ORLANDO                              FL      32812   Condominium             20361001        203200
17172994           1.5 STUART                               FL      34994   Condominium             20370401        312000
17172995           8.5 LAS VEGAS                            NV      89115   Single Family           20370401        193600
17172996          1.25 REDWOOD CITY                         CA      94063   Single Family           20470401        540000
17172997          1.75 PLEASANTON                           CA      94566   Single Family           20370401        910000
17172998          8.25 LANCASTER                            CA      93536   Single Family           20470401        444000
17172999             9 MIAMI                                FL      33130   Condominium             20470401        593600
17170024          1.25 TEMPE                                AZ      85282   Single Family           20370401        162500
17170026          1.75 RAYTOWN                              MO      64138   Single Family           20370401        103920
17170027         8.625 SUNRISE                              FL      33322   Single Family           20470401        272000
17172990           8.5 ORLANDO                              FL      32810   Condominium             20370401        122500
17172991           1.5 HIALEAH                              FL      33015   Condominium             20470401        146930
17172992         8.375 BAKERSFIELD                          CA      93308   Single Family           20370401         93000
17170019             9 FEDERAL WAY                          WA      98003   Condominium             20370401        136000
17172900          1.75 SAN FRANCISCO                        CA      94107   Condominium             20370401        624000
17172902          8.25 SAN JOSE                             CA      95121   Single Family           20370301        514000
17172903         8.625 COLORADO SPRINGS                     CO      80906   Single Family           20370301        650000
17172904             3 PARLIER                              CA      93648   Single Family           20370401        135000
17172905          8.75 KUNA                                 ID      83634   PUD                     20370301        130000
17172906          1.75 NORTH BEND                           WA      98045   Single Family           20370401        247500
17172907         8.125 LONG BEACH                           CA      90813   Single Family           20370301        180000
17172908          8.25 SAN JACINTO                          CA      92583   Single Family           20370301        276000
17172909          8.25 YARMOUTH                             MA      2664    Single Family           20370301        272000
17172910          1.25 ANAHEIM                              CA      92807   Single Family           20470301        295000
17172911         8.625 CAPE CORAL                           FL      33990   Single Family           20370301        520000
17172913           1.5 VALLEJO                              CA      94591   Single Family           20370401        342400
17172914          8.75 SOUTH EL MONTE                       CA      91733   Single Family           20370301        304000
17172915         7.875 HONOLULU                             HI      96819   Single Family           20361101        591000
17172916          1.25 MOUNT DORA                           FL      32757   PUD                     20470401        193200
17172918         8.375 PLANO                                TX      75093   Single Family           20370301        409500
17181292         9.375 STUDIO CITY                          CA      91604   Single Family           20370301        600000
17181294         8.375 CARSON                               CA      90810   Single Family           20370301        325000
17169988          1.25 NAPLES                               FL      34110   Condominium             20370401       1000000
17169990         8.125 SAN JOSE                             CA      95112   2-4 Family              20470401        581000
17169991           8.5 LOS ANGELES/PANORAMA CITY            CA      91402   Single Family           20470401        357000
17169992         8.125 OPA LOCKA                            FL      33054   Single Family           20470401        228000
17169993          1.75 HARTVILLE                            OH      44632   Single Family           20370301        196000
17169994         8.625 OAKLAND                              CA      94603   Single Family           20470401        320000
17169996         7.875 BOARDMAN                             OH      44512   Single Family           20370401         96000
17169997             1 MINNETONKA                           MN      55345   Single Family           20370401        220000
17169999         8.375 OZONE PARK                           NY      11416   2-4 Family              20470301        472000
17181289         8.625 CLINTON                              MD      20735   Single Family           20370301        348000
17181291         8.875 TRACY                                CA      95304   PUD                     20470301        470400
17181245          8.25 HALLANDALE BEACH                     FL      33009   Single Family           20370301        225000
17169960          7.75 LANCASTER                            CA      93536   Single Family           20370301        637500
17169962          8.25 SACRAMENTO                           CA      95834   Single Family           20470401        304000
17169963         8.125 TALLAHASSEE                          FL      32311   Single Family           20470401        163800
17169965         8.625 BLUE ISLAND                          IL      60406   Single Family           20370401        132000
17169966         8.125 AUBURN                               WA      98001   Single Family           20370401        169792
17169967         6.375 WAILUKU                              HI      96793   PUD                     20470401        374440
17169970          8.25 LUBBOCK                              TX      79424   Single Family           20370401      75070.69
17169971           1.5 SAINT ALBANS                         NY      11412   Single Family           20370401        412000
17169972          2.75 DAVIE                                FL      33314   Condominium             20470401        189000
17169974             2 ORLANDO                              FL      32819   Single Family           20370401        385600
17169975          7.75 LAKE WYLIE                           SC      29710   Single Family           20370401        900000
17169976          7.75 NEWPORT BEACH                        CA      92660   Condominium             20470401        812000
17169978         8.875 MESA                                 AZ      85205   Single Family           20370401        214400
17169979         7.875 PACIFIC PALISADES                    CA      90272   Single Family           20370401        636500
17169981          8.25 LOS ANGELES                          CA      90017   Condominium             20470401        560400
17169982         8.625 ALISO VIEJO                          CA      92656   Condominium             20470401        480000
17169983           1.5 SOUTH PASADENA                       CA      91030   Single Family           20470401        635600
17169984         8.125 PARAMOUNT                            CA      90723   Condominium             20370401        265600
17169985             3 SAN CLEMENTE                         CA      92672   2-4 Family              20470401        740000
17169986          7.75 HOBART                               IN      46342   Single Family           20370401        172900
17169987           2.5 HICKMAN                              CA      95323   Single Family           20370401        520000
17181239         8.375 ANAHEIM                              CA      92805   Single Family           20370301        488000
17169950         8.375 PALMDALE                             CA      93552   Single Family           20370401        252500
17169951          8.25 PANAMA CITY BEACH                    FL      32413   Single Family           20370301        256000
17169952           2.5 REDLANDS                             CA      92374   Single Family           20370401        288000
17169954           8.5 SANTA ANA                            CA      92707   Single Family           20470401        553000
17169955         8.625 VICTORVILLE                          CA      92394   Single Family           20370301        368000
17169956         8.375 HUNTINGTON BEACH                     CA      92646   Single Family           20470401        723750
17169957           8.5 DOVE CANYON                          CA      92679   PUD                     20470401        958500
17169958         8.375 BERMUDA DUNES                        CA      92203   Single Family           20370401        263000
17169959         8.125 PHOENIX                              AZ      85029   Single Family           20470401        206000
17169589         7.875 MARYSVILLE                           WA      98271   Single Family           20370301        497000
17169910         8.625 SCOTTS VALLEY                        CA      95066   Single Family           20370301        520000
17169590             8 BAKERSFIELD                          CA      93311   Single Family           20361201        241500
17169914          4.25 CHICAGO                              IL      60660   PUD                     20470401        369000
17169591           8.5 SACRAMENTO                           CA      95838   Single Family           20370201        278800
17169915           8.5 DALY CITY                            CA      94014   Single Family           20470401        608000
17169916         7.875 COMPTON                              CA      90221   Single Family           20370401        360000
17169593             2 BLOOMFIELD TOWNSHIP                  MI      48302   Single Family           20370301       1000000
17169918           1.5 CAMPBELL                             CA      95008   PUD                     20370401        575200
17169594         8.375 LOS ANGELES VAN NUYS AREA            CA      91402   Single Family           20370301        506400
17169597             9 INGLEWOOD                            CA      90305   Single Family           20370301        370500
17169598         8.625 OLIVE BRANCH                         MS      38654   Single Family           20370301        132000
17169599             2 NORTHVILLE                           MI      48168   PUD                     20370301        560000
17169921             8 SURPRISE                             AZ      85387   Single Family           20370301        500000
17169922             9 ORLANDO                              FL      32808   Single Family           20370301        153600
17169923          1.75 SAINT SIMONS ISLAND                  GA      31522   Condominium             20370401        240000
17170056             8 DRAPER                               UT      84020   Single Family           20370401        230000
17170057          8.25 HOFFMAN ESTATES                      IL      60169   Single Family           20470401        183750
17170058         8.375 CHICAGO                              IL      60632   Single Family           20370401        182400
17169621             9 VENICE                               FL      34285   Condominium             20370101        195000
17169622          8.75 ORLANDO                              FL      32829   Condominium             20370101        158738
17169624         7.875 ORANGE                               CA      92867   Condominium             20470301        537497
17169625             8 SAN JOSE                             CA      95111   Single Family           20470101        618466
17169626             8 AUBURN                               CA      95602   PUD                     20470401        340000
17169627          8.75 VERNON HILLS                         IL      60061   Condominium             20370101        321920
17169629          8.25 LOS BANOS                            CA      93635   Single Family           20370301        488000
17170060         8.875 DENVER                               CO      80210   Single Family           20370401       1205000
17170061          4.25 HAWLEY                               PA      18428   PUD                     20370401        129200
17170063          7.75 YORBA LINDA                          CA      92887   Single Family           20370401        578000
17170064          1.25 NAPA                                 CA      94559   Single Family           20470401       1425000
17170066         8.625 LAS VEGAS                            NV      89121   Single Family           20370401        270000
17170067          1.75 MIAMI                                FL      33168   Single Family           20370401        195000
17170068         8.375 HOLLYWOOD                            FL      33023   Condominium             20470401        102750
17170069         8.375 LOS ANGELES                          CA      90047   Single Family           20370401        351000
17169630          6.75 GREAT FALLS                          VA      22066   Single Family           20370401        850500
17169631         6.625 GREAT FALLS                          VA      22066   Single Family           20370401       2500000
17169632           6.5 GREAT FALLS                          VA      22066   Single Family           20370401        735000
17169634          8.25 CATHEDRAL CITY                       CA      92234   Condominium             20470201        130400
17169635         8.875 TUCSON                               AZ      85757   Single Family           20370301        122400
17169638         7.875 RANCHO CORDOVA                       CA      95742   Single Family           20470401        372700
17169580         8.125 MARCO ISLAND                         FL      34145   Single Family           20370301        245000
17169581             8 MORENO VALLEY                        CA      92555   Single Family           20370301        349592
17169905         8.375 LAS VEGAS                            NV      89183   PUD                     20470401        419000
17169582         7.875 SIMI VALLEY                          CA      93065   Single Family           20370301        440000
17169906          8.25 WEST JORDAN                          UT      84088   Single Family           20370401        214950
17169907          8.25 SUNNY ISLES BEACH                    FL      33160   Condominium             20470401        834000
17169584          8.75 JACKSONVILLE                         FL      32225   PUD                     20370301        203500
17169908             1 EAGLE                                WI      53119   Single Family           20370401        248000
17169586             8 VALLEJO                              CA      94591   Single Family           20370301        500000
17169587         8.625 LAKEWOOD                             CA      90713   Single Family           20370301        508000
17169588             1 GRANITE BAY                          CA      95746   Single Family           20370401        915000
17169901             1 ROCHESTER                            MN      55901   Single Family           20370401        160000
17169902         8.625 TAMPA                                FL      33604   Single Family           20370401        116000
17169903         8.625 PALM BAY                             FL      32905   Single Family           20370401        168750
17172888          8.25 FULLERTON                            CA      92835   Single Family           20370301        855000
17172889         8.375 PLUMSTEAD TOWNSHIP                   NJ      8514    Single Family           20370301        287000
17172891          9.25 DORAL                                FL      33178   PUD                     20370301        312000
17172892           8.5 WASHINGTON                           DC      20020   Single Family           20370201        265000
17172893           8.5 LONG BEACH                           CA      90805   Single Family           20370201        400000
17172894         8.625 RIVERBANK                            CA      95367   Single Family           20370301        390400
17172895             8 THOUSAND OAKS                        CA      91362   Single Family           20370301        400000
17172896             8 ANAHEIM                              CA      92807   PUD                     20370301        284000
17172898             2 MOBILE                               AL      36695   Single Family           20370301        129600
17172899           2.5 MODESTO                              CA      95357   Single Family           20370401        292800
17169501           8.5 SACRAMENTO                           CA      95823   Single Family           20470301        280500
17169503         8.625 WEST PALM BEACH                      FL      33409   Single Family           20370301        332000
17169504         8.625 WASHINGTON                           DC      20002   Single Family           20370301        340000
17169505         9.875 SACRAMENTO                           CA      95817   2-4 Family              20370201        487500
17169506         8.625 NASHVILLE                            TN      37214   Single Family           20370301         96000
17169507         8.875 COVINA AREA                          CA      91724   Single Family           20470301        297500
17169508          1.75 ROCKVILLE                            MD      20850   Single Family           20470401        442427
17169510         8.125 FULLERTON                            CA      92833   Single Family           20370201        456000
17169511         8.625 YUMA                                 AZ      85364   Single Family           20370301        364000
17169512         8.625 FEASTERVILLE                         PA      19053   Single Family           20370301        420000
17169513         8.625 BELTSVILLE                           MD      20705   Single Family           20370301        592000
17169514         8.625 SIGNAL HILL                          CA      90755   Single Family           20370301        280000
17169515         8.625 LAKE OSWEGO                          OR      97034   Single Family           20370301        400000
17169517         8.875 TURLOCK                              CA      95380   Single Family           20470301        300000
17169518         8.125 ROYCE CITY                           TX      75189   Single Family           20370301        132000
17169519         8.625 SILVER SPRINGS                       MD      20902   Single Family           20370301        525000
17169521         8.625 CLINTON                              UT      84015   Single Family           20370301        131750
17169524         8.625 BELLFLOWER                           CA      90706   Single Family           20370301        410000
17169525           8.5 WRIGHTWOOD                           CA      92397   Single Family           20370301        324800
17169526         8.125 MORENO VALLEY                        CA      92555   PUD                     20370301        306400
17169527         8.625 SACRAMENTO                           CA      95820   Single Family           20470301        200000
17169528         8.375 SEATTLE                              WA      98117   Single Family           20370301        213000
17169531          8.75 LOS ALAMITOS                         CA      90720   Single Family           20370301        425000
17169532           8.5 DELTONA                              FL      32738   Single Family           20370301        105000
17169533         8.625 LAVEEN                               AZ      85339   PUD                     20370201        189600
17169534           2.5 APPLE VALLEY                         CA      92308   Single Family           20370401        211000
17169536         8.625 SEVERN                               MD      21144   Single Family           20370301        464000
17169537         8.875 FREMONT                              CA      94538   Single Family           20470301        532000
17169538          7.25 FEDERAL WAY                          WA      98023   PUD                     20361201        249600
17169539         8.625 PEMBROKE PINES                       FL      33331   PUD                     20370201        560000
17169541         8.875 CARMICHAEL AREA                      CA      95608   Single Family           20470201        460000
17169542         8.625 BONNEY LAKE                          WA      98391   PUD                     20370301        229600
17169543             8 FOUNTAIN VALLEY                      CA      92708   Single Family           20370201        624000
17169544             8 FALLBROOK                            CA      92028   Single Family           20370301        654000
17169550         8.625 PUYALLUP                             WA      98374   PUD                     20370201        244000
17169551         8.625 EWA BEACH                            HI      96706   PUD                     20470301        374400
17169552         8.125 ORANGE                               CA      92869   Single Family           20370301        452700
17169553         8.375 CARMICHAEL                           CA      95608   Single Family           20370301        170000
17169554             8 NORRISTOWN                           PA      19403   Single Family           20370301        217210
17169556             9 RESEDA AREA LOS ANGELES              CA      91335   Condominium             20370201        336000
17169557         8.375 SANTA ANA                            CA      92705   Single Family           20370201        590000
17169558         7.875 PORTLAND                             OR      97219   Single Family           20370301        280000
17169561         8.125 GARDEN GROVE                         CA      92843   Single Family           20370301        439200
17169563           8.5 DAVIE                                FL      33331   Single Family           20370301        608000
17169564         8.625 WATSONVILLE                          CA      95076   Single Family           20470301        488000
17169565         7.875 CLEARWATER                           FL      33759   Single Family           20370301        230000
17169566          7.75 TACOMA                               WA      98498   Single Family           20370301        216000
17169567          2.25 WALLED LAKE                          MI      48390   Single Family           20370401        173500
17169568         7.625 IDYLLWILD                            CA      92549   Single Family           20370301        340000
17169569         8.375 LA QUINTA                            CA      92253   Single Family           20370201        383000
17169570         8.625 SARASOTA                             FL      34231   Condominium             20370301        430000
17169571         8.375 DAVENPORT                            FL      33897   PUD                     20370301        166400
17169574         8.625 IRVINE                               CA      92603   Condominium             20370301        380000
17169575          7.75 MIAMI                                FL      33196   Condominium             20370301        164000
17169577         8.125 HOLLYWOOD                            FL      33021   Single Family           20370301        298200
17169900          1.75 WARREN                               OH      44484   Single Family           20370301        619000
17172840         8.875 MORENO VALLEY CITY                   CA      92557   Single Family           20370301        332000
17172841           7.5 VICTORVILLE                          CA      92394   Single Family           20370301        220000
17172844         7.625 NORTH LAS VEGAS                      NV      89085   PUD                     20470301        368545
17172845         8.625 NORFOLK                              VA      23513   Single Family           20370201         78000
17172847         8.625 DALY CITY                            CA      94014   Single Family           20370301        480000
17181595         8.375 PHOENIX                              AZ      85086   Single Family           20470401        540000
17172848         8.625 BOWIE                                MD      20721   Single Family           20370301        374400
17181597         8.625 INDEPENDENCE                         MO      64053   Single Family           20350301         60000
17172851           8.5 BRENTWOOD                            CA      94513   Single Family           20470201        504000
17172852         8.625 PORTLAND                             OR      97216   Single Family           20370301        161600
17172853         8.625 OWINGS MILLS                         MD      21117   Single Family           20370301        264000
17172854         7.875 RIVERTON                             UT      84065   Single Family           20370301        280000
17172855         8.875 GARDEN GROVE                         CA      92841   Single Family           20470301        160000
17172857          8.25 LA CANADA FLINTRIDGE                 CA      91011   Single Family           20370301        910000
17172859             1 FLAGSTAFF                            AZ      86004   PUD                     20370401        388000
17172861         8.375 CONWAY                               SC      29526   Single Family           20370301        110000
17172862         8.625 PLEASANT HILL                        OH      45359   Single Family           20470301        128250
17172864          1.75 LAS VEGAS                            NV      89142   Single Family           20370301        175000
17172865         8.625 DUNKIRK                              MD      20754   Single Family           20370301        650000
17172867         8.625 SOUTH GATE                           CA      90280   Single Family           20370301        357000
17172869         8.625 WEST PALM BEACH                      FL      33413   Single Family           20370301        320000
17172871         7.875 LA PUENTE                            CA      91744   Single Family           20370301        388000
17172872          1.75 WEST JORDAN                          UT      84084   Single Family           20370401        176800
17172873         8.125 MELBOURNE                            FL      32901   PUD                     20370301        131250
17172874           8.5 BOWIE                                MD      20721   Single Family           20370301        484000
17172875         8.625 UPPER MARLBORO                       MD      20774   Single Family           20370301        288000
17172877         7.125 LOS ANGELES                          CA      91040   Single Family           20370201        544000
17172878           9.5 LAS VEGAS                            NV      89123   Single Family           20370101        288000
17172880         7.625 PETALUMA                             CA      94954   Single Family           20370301        325000
17172884         7.625 MORENO VALLEY                        CA      92555   PUD                     20370301        317550
17172885         8.625 DISTRICT HEIGHTS                     MD      20747   Single Family           20370301        282400
17172886         8.375 JAMESTOWN                            CA      95327   Single Family           20370301        238500
17172887          1.75 LIVONIA                              MI      48152   Single Family           20370301        282000
17172820           7.5 OKLAHOMA CITY                        OK      73107   Single Family           20370101         74400
17172821         8.625 ATLANTA                              GA      30310   Single Family           20370201        176400
17172822         8.875 FAIRFIELD                            CA      94533   Single Family           20370101        332000
17172823         8.875 APTOS                                CA      95003   Single Family           20461201        650000
17172824          7.75 GILBERT                              AZ      85234   PUD                     20370301        496000
17172827          8.75 BIGGS                                CA      95917   Single Family           20370201        110000
17181575          8.25 CHICAGO                              IL      60641   2-4 Family              20370401        393000
17172830         7.625 FALLBROOK                            CA      92028   Single Family           20370301        461600
17172831             8 BONNEY LAKE                          WA      98391   PUD                     20370101        400000
17172832         8.375 RANCHO CORDOVA                       CA      95742   PUD                     20470101        415000
17172833          8.75 BRENTWOOD                            CA      94513   PUD                     20361201        479920
17172834         8.625 WEST JORDAN                          UT      84084   Single Family           20361201        197300
17172835         8.375 SAN RAMON                            CA      94582   PUD                     20470201        952000
17172837         8.625 SACRAMENTO                           CA      95821   Single Family           20470301        630000
17172838         8.625 FORT LAUDERDALE                      FL      33309   Single Family           20370301        180000
17181586             2 CHARLESTON                           SC      29414   PUD                     20370401        281400
17172839          8.25 JACKSON                              CA      95642   Single Family           20370301        500000
17172804             9 DORAL                                FL      33178   PUD                     20360801        343000
17172806         8.375 SUNSET BEACH                         CA      90742   Single Family           20460801        880000
17172810             8 SAN DIEGO                            CA      92126   Single Family           20361101        100000
17172811         8.625 CHESAPEAKE                           VA      23324   Single Family           20361201        132000
17172813          2.75 WATERFORD                            MI      48327   Single Family           20370301        191900
17172814         8.375 CATHLAMET                            WA      98612   Single Family           20370201        308000
17172815           8.5 KEY WEST                             FL      33040   Single Family           20370301        620000
17172816          8.25 ORLANDO                              FL      32811   Single Family           20361201        129600
17172817         9.625 KELSO                                WA      98626   Single Family           20360301         80000
17172818         9.625 KELSO                                WA      98626   2-4 Family              20360301        120000
17173190           1.5 HIALEAH                              FL      33016   Condominium             20370401        138400
17173191         7.625 PASSAIC                              NJ      7055    2-4 Family              20370401        259000
17173192           2.5 NAPLES                               FL      34120   Condominium             20370401        262400
17173193          8.25 FORT WASHINGTON                      MD      20744   PUD                     20470401        440000
17173194          1.25 SUNNYVALE                            CA      94085   Single Family           20370401        479500
17173197           8.5 DAVENPORT                            FL      33897   PUD                     20470401        360000
17173198         7.875 AVON                                 CO      81620   Condominium             20370401        550000
17181542           1.5 PALM COAST                           FL      32164   Single Family           20370401        198400
17181546           1.5 LOS ANGELES                          CA      90026   2-4 Family              20370401        499800
17172801          8.25 KISSIMEE                             FL      34744   PUD                     20360601        750000
17172802         8.625 SAN JOSE                             CA      95132   PUD                     20360801        304000
17181510             1 CLIFTON HEIGHTS                      PA      19018   2-4 Family              20370401        180000
17181511             1 LAKE OSWEGO                          OR      97034   Single Family           20370401        453000
17173171           8.5 AURORA                               CO      80016   PUD                     20470401        292200
17173172         7.875 FRESNO                               CA      93704   Single Family           20470401        275500
17181192         8.875 FREMONT                              CA      94536   Single Family           20361201        544000
17173173           8.5 TEMPLE CITY                          CA      91780   Single Family           20470401        520000
17181193         8.875 SAN FRANCISCO                        CA      94134   Single Family           20370101        572000
17173174         8.125 ROSEVILLE                            CA      95747   PUD                     20370401        551990
17181518             1 BILOXI                               MS      39532   Single Family           20370401        308000
17173175             1 DAVISON                              MI      48423   Single Family           20370401        211688
17173176           8.5 ONTARIO                              CA      91762   Single Family           20370401        332000
17173177          1.75 NEWHALL                              CA      91321   PUD                     20470401        725000
17173178          1.75 WESTON                               FL      33326   PUD                     20470401        840000
17173180          1.75 KISSIMMEE                            FL      34746   PUD                     20470401        250000
17173181             1 PRESCOTT                             AZ      86301   Single Family           20370401        288000
17173182         8.625 NORTH LAS VEGAS                      NV      89031   PUD                     20470401        380000
17173183          1.75 MOUNT DORA                           FL      32757   PUD                     20470401        247500
17173184             1 SARASOTA                             FL      34232   Single Family           20370401        196000
17173185         8.375 CASTRO VALLEY                        CA      94546   Single Family           20470401        427500
17181529             1 FORT MILL                            SC      29708   PUD                     20370401         93245
17173187         8.375 BOTHELL                              WA      98021   Single Family           20470401        328000
17173188             1 SOLVANG                              CA      93463   Single Family           20370401        908000
17173189          3.25 NEWARK                               NJ      7107    2-4 Family              20370401        266000
17169884          8.25 SHERMAN OAKS                         CA      91423   Single Family           20470301        625000
17169885         8.375 SYLMAR                               CA      91342   Single Family           20370401        510400
17169886          1.25 LYNWOOD                              CA      90262   Single Family           20470401        279500
17169888          8.25 TOOELE                               UT      84074   Single Family           20370301        298500
17181170         8.625 YORBA LINDA                          CA      92887   Condominium             20460801        338300
17173151         8.625 ORLANDO                              FL      32812   Condominium             20470401        132400
17173152          2.75 RIVERVIEW                            MI      48193   Single Family           20470401        128000
17173153           8.5 MADERA                               CA      93638   Single Family           20470401        276000
17173154         7.875 LOS ANGELES                          CA      90043   Single Family           20370401        357000
17181174         8.375 SAN DIEGO                            CA      92110   Condominium             20361001        189000
17173155          1.25 WEST ALLIS                           WI      53227   Single Family           20470401        131000
17173156         8.375 HYATTSVILLE                          MD      20783   Condominium             20470401        172000
17181176             9 SARATOGA                             CA      95070   Single Family           20460501        947250
17173157             2 LIVERMORE                            CA      94551   Single Family           20370401        492000
17173158          2.25 SOUTHWEST RANCHES                    FL      33331   Single Family           20470401        562500
17173159         8.625 SAN FRANCISCO                        CA      94134   Single Family           20370401        592000
17169890          8.25 LAKE OZARK                           MO      65049   Condominium             20370301        170000
17169891         8.125 MADERA                               CA      93636   Single Family           20370301        256000
17169892         7.875 SCOTTSDALE                           AZ      85260   PUD                     20370401        301000
17169893         8.125 APTOS                                CA      95003   Single Family           20370401        455000
17169895             9 LEHIGH ACRES                         FL      33971   Single Family           20370401        220000
17169897             9 SAN LEANDRO                          CA      94577   Single Family           20370401        452000
17169898           1.5 EDMONDS                              WA      98026   Condominium             20370401        185600
17181180         9.125 WEST ORANGE                          NJ      7052    2-4 Family              20360701        368000
17181505           1.5 PALM BEACH                           FL      33480   Condominium             20370401        665000
17173162           2.5 LAKE WORTH                           FL      33461   Single Family           20370401        200000
17173163          1.25 VANCOUVER                            WA      98682   Single Family           20470401        168000
17173164           2.5 HOLLYWOOD                            FL      33021   Condominium             20370401        132000
17173165         8.125 CHICAGO                              IL      60634   Single Family           20370401        408500
17181185             9 PENSACOLA BEACH                      FL      32561   Condominium             20360801        584000
17173166           2.5 WILMINGTON                           DE      19805   Single Family           20370401        158000
17181186             9 HOLLYWOOD                            FL      33019   Condominium             20360801        274500
17181187          8.25 MIAMI                                FL      33131   Condominium             20361001        259920
17173168             8 SAN FRANCISCO                        CA      94114   2-4 Family              20470401       1435000
17173169          1.25 LOS ANGELES                          CA      90047   Single Family           20470401        388000
17169878         8.125 KIHEI                                HI      96753   Single Family           20370401        516000
17169879           8.5 SAN FERNANDO                         CA      91340   Single Family           20370401        271000
17173141          1.25 RAMSEY                               MN      55303   Condominium             20370401        138250
17173142          1.25 APPLE VALLEY                         CA      92308   2-4 Family              20370401        259000
17173144         7.625 COLLINGSWOOD                         NJ      8108    2-4 Family              20370401        241500
17173145             9 NORTHRIDGE                           CA      91326   PUD                     20470401        937500
17181165         8.375 MIDDLE VILLAGE                       NY      11379   2-4 Family              20360801        408000
17173146           8.5 SANTA MONICA                         CA      90405   Single Family           20370401        595000
17173148         8.625 LOS ANGELES                          CA      90047   Single Family           20470401        375000
17173149             8 CASTAIC                              CA      91384   Single Family           20370401        496000
17169880         8.375 PHOENIX                              AZ      85019   Single Family           20370301        198000
17169883         6.375 AUSTIN                               TX      78739   Single Family           20470401        213500
17173131           1.5 HAINES CITY                          FL      33844   PUD                     20370401        237518
17173133         8.375 FRESNO                               CA      93722   Single Family           20370401        204000
17173134             8 CHINO                                CA      91710   Single Family           20370401        240000
17173135         8.125 WEST COVINA                          CA      91791   Single Family           20370401        436000
17173136             1 ORLANDO                              FL      32832   PUD                     20370401        308000
17173138           8.5 ORLANDO                              FL      32812   Condominium             20470401        227120
17169870          8.25 WORTH                                IL      60482   Condominium             20370401        114400
17169871         8.375 ALAMEDA                              CA      94502   PUD                     20370301        480000
17169873         7.875 MARGATE                              FL      33068   Single Family           20370401        299250
17169875             1 EVERGLADES CITY                      FL      34139   Single Family           20370401        416000
17173113         8.375 PHILADELPHIA                         PA      19135   2-4 Family              20370301        198000
17173115          1.25 SAINT PAUL                           MN      55106   Single Family           20470401        180000
17173118           1.5 HOLLYWOOD                            FL      33019   Condominium             20370401        330000
17173119             3 ADELANTO                             CA      92301   Single Family           20470401        234500
17169850         8.875 CLERMONT                             FL      34711   PUD                     20370301        438800
17169851           1.5 NORTH HUNTINGDON                     PA      15642   Single Family           20370401        168000
17169852           1.5 HOLLIS                               NY      11423   2-4 Family              20370401        524000
17169854             9 SAN PEDRO                            CA      90732   Single Family           20370401        504000
17169855           8.5 BALA CYNWYD                          PA      19004   Single Family           20370301        468000
17169856             3 PALM BAY                             FL      32907   Single Family           20370401        170400
17169857         8.625 POMONA                               CA      91766   2-4 Family              20370301        440000
17169859             1 NEW YORK                             NY      10007   Condominium             20370401        452000
17173120             3 DORAL                                FL      33178   Condominium             20370401        275490
17173121           1.5 EAGAN                                MN      55122   Single Family           20370401        290400
17173122         7.875 ATASCADERO                           CA      93422   Single Family           20370401        220000
17173123           1.5 SOUTH GATE                           CA      90280   Single Family           20370401        376000
17173124          1.25 SANTA CLARA                          CA      95050   2-4 Family              20370401        636000
17173125             2 SAINT LEONARD                        MD      20685   Single Family           20370401        424000
17173126           2.5 MONTGOMERY                           AL      36117   Single Family           20370401        127920
17173128          2.75 SUNNY ISLES                          FL      33160   Condominium             20370401        157500
17173129           2.5 HAINES CITY                          FL      33844   PUD                     20370401        241927
17169861          8.25 ORLANDO                              FL      32819   Condominium             20370401        306320
17169862         8.625 BRIDGEPORT                           CT      6604    2-4 Family              20370301        296000
17169865           8.5 GARDEN GROVE                         CA      92840   2-4 Family              20470401        462000
17169867             1 MIAMI                                FL      33196   Single Family           20370401        975000
17169845           2.5 RIALTO                               CA      92376   Single Family           20370401        332000
17169847             8 LOS ANGELES                          CA      90043   Single Family           20370301        225000
17169848           1.5 DALY CITY                            CA      94015   Condominium             20370401        402400
17169849         8.375 VICTORVILLE                          CA      92392   Single Family           20370401        300000
17173110             2 WESTON                               FL      33326   Condominium             20370401        151200
17173111           2.5 TUSTIN                               CA      92780   Single Family           20370401        608000
17169843          8.25 LOS ANGELES                          CA      90017   Condominium             20370301        364000
17169832             8 FORT COLLINS                         CO      80521   Single Family           20370401        189000
17169833             1 BROOKLYN                             NY      11225   2-4 Family              20370401        446000
17169834             8 FORT COLLINS                         CO      80521   Single Family           20370401        172900
17169836          1.25 HOLLYWOOD                            FL      33021   Single Family           20370401        279300
17169837          8.75 FREDERICKSBURG                       VA      22405   Single Family           20370301        256770
17169838           1.5 STUART                               FL      34994   Condominium             20370401        216000
17173102           1.5 LAKEWOOD                             CA      90713   Single Family           20370401        450000
17173103             1 CHARLEROI                            PA      15022   Single Family           20370401         80800
17173105           1.5 MIAMI                                FL      33178   Condominium             20370401        183192
17173109             3 CORAL SPRINGS                        FL      33065   Condominium             20370401        156000
17169840         8.375 LAS VEGAS                            NV      89148   PUD                     20370401        576000
17169841         8.625 KEARNEY                              MO      64060   Single Family           20370301        212800
17169842           1.5 SUNRISE                              FL      33325   Condominium             20370401        252800
17169830             1 STUART                               FL      34994   Condominium             20370401        280000
17169831          7.75 ALISO VIEJO                          CA      92656   Condominium             20470301        351920
17169486         8.125 CHESAPEAKE                           VA      23322   Single Family           20370301        240000
17169487          7.75 MOUNT VERNON                         NY      10550   Single Family           20370301        340000
17169811          1.25 SIMI VALLEY                          CA      93065   PUD                     20470401       1000000
17169812          8.75 TRUMBULL                             CT      6611    Single Family           20370301        456000
17169490         8.625 CHINO HILLS                          CA      91709   Single Family           20370301        400000
17169814          1.25 MIAMI                                FL      33136   Condominium             20470401        215920
17169815             9 CORAL GABLES                         FL      33156   Single Family           20370301        655700
17169491         8.625 LARKSPUR                             CO      80118   Single Family           20370301        427000
17169492         8.375 COLUMBIA                             MD      21044   Condominium             20370301        244000
17169493         8.375 WAHIAWA                              HI      96786   Single Family           20370301        380000
17169818         8.375 SAN JOSE                             CA      95121   Single Family           20470301        596000
17169494         8.625 BOYNTON BEACH                        FL      33437   Single Family           20370301        307500
17169496         8.625 JACKSONVILLE                         FL      32221   Single Family           20370301        182000
17169497         8.625 PIKESVILLE                           MD      21208   Single Family           20370301        216000
17169498         8.625 LANDOVER                             MD      20785   Single Family           20370301        186400
17169820         8.625 PONTIAC                              MI      48342   Single Family           20370301         68000
17169821             2 STUART                               FL      34994   Condominium             20370401        220000
17169822             8 STREET       HUNTINGTON P            CA      90255   2-4 Family              20370301        600000
17169823          1.75 STERLING HEIGHTS                     MI      48312   Single Family           20370401        181600
17169824         8.625 TALLAHASSEE                          FL      32312   Condominium             20370301         91980
17169825         8.375 CHICAGO                              IL      60614   Condominium             20470401        347500
17169828             3 PHILADELPHIA                         PA      19148   Single Family           20370401         90000
17169829         8.875 LAS VEGAS                            NV      89128   Condominium             20370301        174900
17169800           8.5 RIALTO                               CA      92376   Single Family           20470401        328000
17169802         7.875 BOCA RATON                           FL      33433   PUD                     20370301        400000
17169803         8.375 PORT ST LUCIE                        FL      34953   Single Family           20370301        233600
17169805         8.375 OCEAN CITY                           NJ      8226    Condominium             20370301        350400
17169481          8.25 VENTURA                              CA      93004   Single Family           20470301        320000
17169806         8.375 SAN DIEGO                            CA      92127   PUD                     20370401       1920000
17169483         8.625 CERRITOS                             CA      90703   Single Family           20370301        595200
17169807         8.125 WAUNAKEE                             WI      53597   Single Family           20370301        720000
17169484         8.625 RANDALLSTOWN                         MD      21133   Single Family           20370301        328000
17169485         8.625 TALLAHASSEE                          FL      32311   Single Family           20370301        376000
17169437         8.625 LAUREL                               MD      20708   Single Family           20370201        424800
17169439         8.625 OAKLAND                              CA      94608   Single Family           20370201        408000
17169440         8.625 LAUDERHILL                           FL      33313   Single Family           20370201        203000
17169442         8.625 VIRGINIA BEACH                       VA      23453   Single Family           20370301        276000
17169445          8.75 HELENDALE                            CA      92342   Single Family           20370301        391000
17169447         8.625 HAMPTON                              GA      30228   Single Family           20370201        114100
17169449           8.5 LAS VEGAS                            NV      89142   PUD                     20370301        264000
17169453          8.75 POUGHKEEPSIE                         NY      12601   Single Family           20370301        252000
17169455          8.25 FALLS CHURCH                         VA      22043   Single Family           20470301        430000
17169456           8.5 LONG BEACH                           CA      90806   2-4 Family              20470301        309500
17169457           8.5 AZUSA                                CA      91702   Condominium             20370301        332000
17169458         8.625 VIRGINIA BEACH                       VA      23453   Single Family           20370201        113750
17169460             8 AURORA                               CO      80015   PUD                     20370301        207600
17169461         8.625 NORFOLK                              VA      23518   Single Family           20370301        112000
17169462          2.25 NORTHVILLE                           MI      48167   Single Family           20370301        376000
17169464         8.625 OXON HILL                            MD      20745   Single Family           20370301        243750
17169466         7.875 JOHNS ISLAND                         SC      29455   PUD                     20370301        476250
17169469         8.625 DETROIT                              MI      48208   2-4 Family              20370301         76500
17169471          1.75 PALO ALTO                            CA      94303   Single Family           20370301       1000000
17169473         8.625 CONYERS                              GA      30094   Single Family           20370301        240000
17169474             8 LAS VEGAS                            NV      89183   PUD                     20370201        276000
17169476           9.5 ORLANDO                              FL      32809   Single Family           20370201        160000
17169477         8.375 LOS ANGELES                          CA      90002   2-4 Family              20370301        367000
17169478         8.625 OXON HILL                            MD      20745   Single Family           20370301        240000
17169479          9.25 PARAMOUNT                            CA      90723   2-4 Family              20370201        492000
17172778         7.875 FORT MYERS                           FL      33913   Condominium             20360501        103900
17172780           8.5 STOCKTON                             CA      95207   PUD                     20360501        360000
17172781         8.625 FORT MYERS                           FL      33913   Condominium             20360601        139900
17172782         8.375 WATSONVILLE                          CA      95076   PUD                     20351201        436000
17172783         8.375 LAS VEGAS                            NV      89131   PUD                     20351201        221900
17172784          7.75 FONTANA                              CA      92335   Single Family           20351201        324000
17172785         7.625 PALM SPRINGS                         CA      92262   Single Family           20370301       1120000
17172788         8.625 WEST PALM BEACH                      FL      33401   Condominium             20360301        125840
17172789         8.625 STOCKTON                             CA      95206   Single Family           20360701        233600
17169935         8.875 SUN VALLEY                           CA      91352   Single Family           20370401        640000
17169936         8.625 MIAMI                                FL      33170   PUD                     20370401        238000
17169937          1.25 HOLLYWOOD                            FL      33020   2-4 Family              20370401        201000
17169939          8.25 PARKER                               CO      80134   Single Family           20470401        651000
17173200           2.5 MYRTLE BEACH                         SC      29577   Condominium             20370401        212586
17173201          1.75 LAKE ORION                           MI      48362   Single Family           20370401        145600
17173202         8.125 LACEY                                WA      98503   PUD                     20370401        231500
17173203         8.125 ST PETERSBURG                        FL      33710   Single Family           20370401        144000
17173204          1.75 STERLING HEIGHTS                     MI      48310   Single Family           20370401        150000
17173207          1.75 ORLANDO                              FL      32828   Condominium             20470401        244000
17173208             9 TUCSON                               AZ      85713   PUD                     20370401         89600
17169940             1 LIVERMORE                            CA      94551   Single Family           20370401        480000
17169942          1.25 SONOMA                               CA      95476   PUD                     20470401        746000
17169944         8.625 AVENTURA                             FL      33180   Condominium             20470401        287000
17169945          1.75 SAN JOSE                             CA      95124   2-4 Family              20470401        752500
17169946         7.625 CARMEL VALLEY                        CA      93924   Single Family           20470401        400000
17169947             3 FERNDALE                             CA      95536   Single Family           20370401        439200
17169948         8.625 LONG BEACH                           CA      90810   Single Family           20370401        312000
17169949           8.5 GRAND PRAIRIE                        TX      75052   Single Family           20370401        180000
17173210          8.25 BRENTWOOD                            CA      94513   Single Family           20370401        712500
17181463          8.25 HENDERSON                            NV      89012   PUD                     20370401       1414000
17181469          1.75 PLEASANTON                           CA      94566   Single Family           20370401       1335000
17181479             9 CHICAGO                              IL      60646   Single Family           20370401        368000
17181480         8.625 LA MESA                              CA      91941   Condominium             20370401        227500
17173072          1.75 SAN BERNARDINO                       CA      92410   Single Family           20470401        236000
17181415             1 LAS VEGAS                            NV      89130   PUD                     20370401        428000
17173076          1.75 NORTH PALM BEACH                     FL      33408   Single Family           20370401        220500
17173077          1.75 MIAMI                                FL      33196   Single Family           20470401        350000
17173078         8.375 INGLEWOOD                            CA      90305   Single Family           20470401        384000
17181420           1.5 WALDORF                              MD      20603   PUD                     20370401        280000
17181421          8.25 LAKEWOOD                             NJ      8701    Single Family           20370301        295200
17173081           1.5 LOS ANGELES                          CA      90065   Single Family           20370401        396800
17173082         8.125 CERRITOS                             CA      90703   Single Family           20470401        624000
17173083         8.625 CHICAGO                              IL      60639   2-4 Family              20370401        328000
17173084          1.25 ANTIOCH                              CA      94531   Single Family           20470401        402000
17173086           2.5 NOBLESVILLE                          IN      46062   Condominium             20370401        130400
17173087         7.875 MIAMI BEACH                          FL      33139   Condominium             20370401        341600
17173088             1 LOS ANGELES                          CA      90017   Condominium             20370401        638560
17173089         8.375 ANTIOCH                              CA      94531   Single Family           20470401        491400
17173090          1.75 SKOKIE                               IL      60077   Single Family           20370401        615000
17173091          1.25 CANYON BLVD  TUJUNGA                 CA      91042   2-4 Family              20370401        400000
17173093          8.75 BEAUMONT                             CA      92223   Single Family           20370401        438000
17173094           1.5 PAYSON                               UT      84651   Single Family           20370401        200000
17173096         7.625 LOS ANGELES(NORTHRIDGE AR            CA      91325   Single Family           20370401        720000
17173097             3 DOWNERS GROVE                        IL      60515   Single Family           20370401        270300
17173098          1.25 WYOMING                              MN      55092   Single Family           20370401        177800
17173099           2.5 ENID                                 OK      73701   Single Family           20370401        194400
16683668         8.375 HALLANDALE BEACH                     FL      33009   Condominium             20360901        953600
17181450             1 CORONA                               CA      92880   Single Family           20370401        427000
17181455          7.25 SIMI VALLEY                          CA      93065   Single Family           20370401        480000
17169775           2.5 GUTTENBERG                           NJ      7093    2-4 Family              20370401        612000
17169776         8.375 LINCOLN                              RI      2865    Single Family           20370401        188000
17169777         8.625 WATERFORD                            MI      48328   Single Family           20370301        524800
17169778           8.5 LAS VEGAS                            NV      89119   Condominium             20370301        108250
17169779             1 FREDERICKSBURG                       VA      22407   PUD                     20370401        229600
17173040          1.75 ORANGEVALE                           CA      95662   Condominium             20370401        175000
17173041             1 STAMFORD                             CT      6903    Single Family           20370401        540000
17173042             2 HAMILTON                             OH      45013   2-4 Family              20370401         53900
17173043         8.625 SANTA BARBARA                        CA      93111   Single Family           20370401        650000
17173044          1.75 LOS ANGELES                          CA      90046   Condominium             20470401        400000
17173045             1 LOS BANOS                            CA      93635   Single Family           20370401        251000
17173046           1.5 STUART                               FL      34994   Condominium             20370401        288000
17173048          1.25 SAN JOSE                             CA      95116   Single Family           20470401        718000
17169782         8.875 SACRAMENTO                           CA      95825   Single Family           20370401        215600
17169783          8.75 OREM                                 UT      84097   Single Family           20470401        360000
17169784          7.75 LAS VEGAS                            NV      89146   Single Family           20370401        519000
17169785          7.75 LONG BEACH                           CA      90808   Single Family           20470301        428000
17169786         8.125 LOS ANGELES                          CA      90003   2-4 Family              20470301        432000
17169788         8.375 VENTNOR                              NJ      8406    Single Family           20370301        247500
17169789             8 BAKERSFIELD                          CA      93308   Single Family           20370301        315000
17173051           1.5 AVENTURA                             FL      33180   Condominium             20370401        440000
17173052          8.25 JAMAICA                              NY      11434   Single Family           20370401        348000
17173053             1 SAN JOSE                             CA      95122   Condominium             20370401        340000
17173054           1.5 BELLE VERNON                         PA      15012   Single Family           20370401        214400
17173057          7.75 MIAMI                                FL      33150   2-4 Family              20370301        240000
17169790           7.5 DAVENPORT                            FL      33897   PUD                     20370401        175000
17169791         8.375 LOS ANGELES                          CA      90056   Single Family           20470301        716000
17169792         8.625 LEVITTOWN                            NY      11756   Single Family           20370301        392000
17169794          8.25 DEARBORN HEIGHTS                     MI      48127   Single Family           20370301         77600
17169795          8.25 LEXINGTON                            KY      40509   Single Family           20370301        220000
17169796             9 MONTROSE                             MN      55363   PUD                     20370401        219920
17169797          1.75 MIAMI                                FL      33150   2-4 Family              20370401        288000
17169798             8 LAGUNA BEACH                         CA      92651   Condominium             20470301       1560000
17169799         8.375 OAKLAND                              CA      94621   Single Family           20370301        372000
17181402         7.375 SANTA BARBARA                        CA      93108   2-4 Family              20470401       1500000
17181403          7.25 PACIFIC PALISADES                    CA      90272   Single Family           20370301       2200000
17173061         8.625 NORTH LAS VEGAS                      NV      89030   2-4 Family              20370301        344000
17181407             9 EAST PALO ALTO                       CA      94303   Single Family           20470401        572000
17173064          1.25 HAMPSTEAD                            NC      28443   Single Family           20470401        319920
17173065          1.25 PARK RIDGE                           IL      60068   Single Family           20470401       1000000
17173066          2.25 WOODBRIDGE                           VA      22192   PUD                     20470401        688000
17173067             1 REDWOOD CITY                         CA      94061   Single Family           20370401        476000
17173068             2 FORT LAUDERDALE                      FL      33324   PUD                     20370401        182400
17173015         8.625 HAINES CITY                          FL      33844   PUD                     20370301        240000
17173016           2.5 BRISTOL                              CT      6010    Single Family           20370401        275000
17173017           2.5 HOMESTEAD                            FL      33032   PUD                     20370401        300000
17173018             1 ANTIOCH                              CA      94509   Single Family           20370401        476000
17169750         7.875 ELK GROVE                            CA      95757   Single Family           20470301        320000
17169751          7.75 HUGHSON                              CA      95326   Single Family           20470301        428000
17169752          7.75 COLUMBIA                             MD      21046   Single Family           20370401        396000
17169753         8.375 ORLANDO                              FL      32806   Single Family           20370301        240000
17169755         8.375 HEMET                                CA      92545   Single Family           20370301        167000
17169756             8 IRVINE                               CA      92603   PUD                     20370401        900000
17169757           3.5 ELIZABETH                            NJ      7202    Single Family           20370401        385950
17169759           2.5 EWING                                NJ      8628    PUD                     20370401        220000
17173023           1.5 WHITTIER                             CA      90605   Single Family           20370401        472000
17173024         8.625 NEW ALBANY                           IN      47150   Single Family           20370301        187120
17173026          7.75 BIG BEAR CITY                        CA      92314   Single Family           20370401        268000
17173027          3.25 BURTON                               MI      48529   Single Family           20370401         61432
17173028         8.125 CLERMONT                             FL      34714   PUD                     20370401        240000
17173029         8.375 EAST STROUDSBURG                     PA      18301   Single Family           20370401        255500
17169760           7.5 SAN FRANCISCO                        CA      94118   Single Family           20370401        905000
17169761          8.25 SANTA BARBARA                        CA      93101   Condominium             20470301        800000
17169763           7.5 FULLERTON                            CA      92833   PUD                     20370301        900000
17169765          1.25 WEST PALM BEACH                      FL      33411   Condominium             20370401        181230
17169766          2.25 ARCADIA                              CA      91006   Single Family           20370301       1000000
17169767         7.875 ATASCADERO                           CA      93422   Single Family           20470301        516000
17169769             1 PALMDALE                             CA      93551   Single Family           20370401        220000
17173033             1 PATTERSON                            CA      95363   PUD                     20370401        464560
17173035             1 SOUTH SAN FRANCISCO                  CA      94080   Single Family           20370401        720000
17173037           1.5 SUISUN CITY                          CA      94585   Single Family           20370401        398320
17173038             1 ELK GROVE                            CA      95757   Single Family           20370401        454000
17173039         8.375 OVIEDO                               FL      32766   PUD                     20470401        350000
17169771         8.125 LYNDHURST                            NJ      7071    Single Family           20370301        375000
17169749         7.875 MOUNTAIN HOUSE                       CA      95391   Single Family           20370301        621100
17173010         8.125 LAKEWOOD                             CA      90713   Single Family           20470401        492000
17173011           7.5 PINE BEACH                           NJ      8741    Single Family           20370401        388000
17173012           2.5 GREEN OAK TOWNSHIP                   MI      48178   Single Family           20370401        280000
17173013             2 MANASSAS                             VA      20109   PUD                     20370401        288000
17169395         8.375 CHANDLER                             AZ      85249   PUD                     20370201        875000
17169396           8.5 GLENDALE                             AZ      85302   Single Family           20370301        198750
17169397          1.75 ANN ARBOR                            MI      48103   PUD                     20370301        438500
17169398         8.625 SUGARLOAF                            CA      92386   Single Family           20370301        249000
17169399         8.625 CUTLER BAY                           FL      33190   Single Family           20370201        191650
17169720         8.125 ORLANDO                              FL      32811   Condominium             20370301        267920
17169721         8.625 DOWNERS GROVE                        IL      60515   Single Family           20370301        240000
17169723         8.625 MONTCLAIR                            NJ      7042    2-4 Family              20370301        475000
17169724             9 MILWAUKEE                            WI      53213   2-4 Family              20370301        254000
17169726         8.375 BURLINGTON                           VT      5401    Single Family           20370201        229900
17169729         8.375 TRAVERSE CITY                        MI      49686   Single Family           20370301        366400
17169730           2.5 IRVINGTON TOWNSHIP                   NJ      7111    2-4 Family              20370401        229950
17169731         8.125 LOS ANGELES                          CA      91406   Condominium             20370301        220000
17169732             8 HOMESTEAD                            FL      33035   PUD                     20370301        308000
17169735             9 MASPETH                              NY      11378   2-4 Family              20370301        511000
17169737          1.75 BIRMINGHAM                           MI      48009   Single Family           20370401        362000
17169739         8.125 HERCULES                             CA      94547   PUD                     20370301        572000
17173000             3 TAMPA                                FL      33604   Single Family           20370401        209000
17173001         8.125 GLENDALE                             CA      91205   Single Family           20470401        504000
17173003           8.5 HURON                                CA      93234   Single Family           20370401        160000
17173004         8.125 NEW CASTLE                           PA      16101   Single Family           20470401        238400
17173005             3 LOS ANGELES                          CA      90044   Single Family           20370401        340000
17173006             9 LOS ANGELES                          CA      90012   Condominium             20370401        400000
17173009           1.5 LAS VEGAS                            NV      89104   Single Family           20370401        196000
17169742             8 BONITA SPRINGS                       FL      34135   Condominium             20370301        307264
17169743           2.5 DUNDALK                              MD      21222   Single Family           20370401        212000
17169746           8.5 CORAL SPRINGS                        FL      33065   Single Family           20370401        311000
17169747         8.375 LUTZ                                 FL      33558   Single Family           20370301        344000
17169748           2.5 WIXOM                                MI      48393   Single Family           20370401        164000
17169343         7.875 WESLEY CHAPEL                        FL      33543   PUD                     20360901     266922.45
17169344         8.375 OSPREY                               FL      34229   Single Family           20470201     473676.24
17169345         7.875 FLAGSTAFF                            AZ      86001   Single Family           20361201     952725.83
17169346         8.125 AMISSVILLE                           VA      20106   Single Family           20360701        388000
17169347         8.625 VACAVILLE                            CA      95687   Single Family           20461001        512000
17169348          8.25 MOORESVILLE                          NC      28117   PUD                     20361001        182000
17169349         8.625 GLENDALE                             CA      91206   Single Family           20361001        450000
17170100             2 KISSIMMEE                            FL      34744   PUD                     20370401        284391
17169350         8.625 CLEARWATER BEACH                     FL      33767   Single Family           20361201       1440000
17169351         8.375 DESTIN                               FL      32541   PUD                     20361001        524000
17169353           2.5 PURCELLVILLE                         VA      20132   Single Family           20370401        572000
17169355             8 LIVE OAK                             TX      78233   PUD                     20470301        124636
17169357          1.75 NORTH MIAMI                          FL      33181   Condominium             20470401        232000
17169358         8.625 ORLANDO                              FL      32803   Condominium             20360801        400000
17169360             9 WESTON                               FL      33332   PUD                     20370401        600000
17169362         8.875 REDLANDS                             CA      92374   2-4 Family              20361101        513000
17169363          8.25 NAPA                                 CA      94558   Single Family           20361101        806250
17169364         8.875 LAKE FOREST                          IL      60045   Single Family           20370101        825000
17169365         8.875 LAKE BLUFF                           IL      60044   Single Family           20370101        600000
17169366           8.5 NORTH MYRTLE BEACH                   SC      29582   Single Family           20470101        308500
17169367         8.875 SAN JOSE                             CA      95131   Single Family           20370101        500000
17169370             8 ORLANDO                              FL      32835   PUD                     20370301        289037
17169371          8.75 WEST PALM BEACH                      FL      33401   PUD                     20370101        560000
17169373          1.75 ANN ARBOR                            MI      48103   Single Family           20370301        384000
17169375         8.625 DISTRICT HEIGHTS                     MD      20747   Single Family           20370101        218250
17169378             8 MONTCLAIR                            CA      91763   Single Family           20361201        368000
17169379          1.75 BURLINGAME                           CA      94010   Single Family           20370301        520000
17169700         8.125 LOS ANGELES                          CA      90017   Condominium             20370401        400000
17169701         7.375 MORGAN HILL                          CA      95037   Single Family           20470201        584000
17169702             9 FEDERAL WAY                          WA      98001   Single Family           20370301        347000
17169703             2 PAHOA                                HI      96778   Single Family           20370301        182000
17169380          2.75 CLARKSTON                            MI      48348   Single Family           20370301        368000
17169705          8.75 MILILANI                             HI      96789   Condominium             20370301        245000
17169381         8.875 RIVERSIDE                            CA      92507   Single Family           20470301        280000
17169706          1.25 SAN JACINTO                          CA      92583   Single Family           20370401        245000
17169382         9.625 KELSO                                WA      98626   2-4 Family              20360301         80000
17169707             2 NORTHBROOK                           IL      60062   Single Family           20370201        520000
17169708         8.375 SPOKANE VALLEY                       WA      99037   Single Family           20370401         91000
17169384           8.5 CHICAGO                              IL      60615   Single Family           20370201        245000
17169709             1 MIAMI                                FL      33129   Condominium             20370401        490000
17169385         8.625 NORTH LAS VEGAS                      NV      89086   Single Family           20370301        257400
17169386          1.75 WHITMORE LAKE                        MI      48189   Single Family           20370301        403000
17169388          1.75 GROSSE POINTE PARK                   MI      48230   Single Family           20370301        664000
17169389         8.625 SAN JOSE                             CA      95133   Single Family           20470101        435000
17169711          2.75 GREEN BAY                            WI      54303   Single Family           20370301         97600
17169712         8.625 TARPON SPRINGS                       FL      34689   Single Family           20370301        220000
16573634           6.5 KAILUA KONA                          HI      96740   Single Family           20360901        628000
17169713             8 NEWPORT BEACH                        CA      92663   Condominium             20370401        650000
17169390         8.625 WASHINGTON                           DC      20019   Single Family           20370201        166400
17169714             8 VALLEY CENTER                        CA      92082   Single Family           20470301        502000
17169716          8.25 GREENACRES                           FL      33463   PUD                     20370301        166250
17169392         8.375 LOS ANGELES                          CA      91040   Single Family           20470201        750000
17169393         8.625 MURRAY                               UT      84107   Single Family           20370201        130400
17169717             1 SPRING                               TX      77389   PUD                     20370401        800000
17169718             9 MIRAMAR                              FL      33023   Single Family           20370201        255000
17169719         8.625 MIAMI                                FL      33177   Single Family           20370301        296250
17169413         8.625 MOUNT PLEASANT                       MI      48858   2-4 Family              20361201         81600
17169414         8.625 WOODLAND                             UT      84036   Single Family           20461201        337500
17169416             8 PHOENIX                              AZ      85018   Condominium             20370101        467200
17169417         8.625 STOCKTON                             CA      95204   Single Family           20470101        258800
17169418         7.875 SEBASTIAN                            FL      32958   Single Family           20370101        122500
17169419         8.125 HENDERSON                            NV      89074   PUD                     20370101        218400
17169420         8.375 LOS ANGELES                          CA      90059   Single Family           20370201        356000
17169421             9 LAS VEGAS                            NV      89148   Condominium             20461201        164000
17169423         8.625 CLINTON                              MD      20735   Single Family           20370201        280000
17169424         8.625 LA MIRADA                            CA      90638   Single Family           20370201        652000
17169425           8.5 OAKLAND                              CA      94601   Single Family           20370201        370000
17169427          8.25 HANFORD                              CA      93230   Single Family           20370301        210000
17169430         8.625 RIVERSIDE                            CA      92506   Single Family           20370201        440000
17169431          8.25 COSTA MESA                           CA      92627   Single Family           20470301        675000
17169432         8.625 FORT WASHINGTON                      MD      20744   Single Family           20370201        256000
17169433         8.625 ORLANDO                              FL      32839   Single Family           20370301        230000
17169434          1.75 SAN FRANCISCO                        CA      94121   2-4 Family              20370301       1085000
17169436             8 SALINAS                              CA      93908   Single Family           20370301        690400
17172796           8.5 GLEN BURNIE                          MD      21061   Single Family           20361001        292000
17169402         8.625 NORTH MIAMI BEACH                    FL      33179   Single Family           20370201        496000
17169404           8.5 HONOLULU                             HI      96813   2-4 Family              20370201        600000
17169405         8.625 BOWIE                                MD      20716   Single Family           20370201        500000
17169407          7.75 DUBLIN                               CA      94568   Single Family           20370201        460000
17169408         8.625 YERINGTION                           NV      89447   Single Family           20370201        182000
17169409         8.625 CONYERS                              GA      30094   Single Family           20370201        224480
17169617          7.25 LOS ANGELES                          CA      90066   Single Family           20370401        493000
17170050          8.25 LOS ANGELES                          CA      90002   Single Family           20370401        360000
17170051         7.875 PORT ORANGE                          FL      32128   PUD                     20470401        320000
17170052             1 FULLERTON                            CA      92835   Single Family           20370401        840000
17170053         8.125 TIBURON                              CA      94920   Condominium             20470401       1218750
17170054         8.125 MINNEAPOLIS                          MN      55419   Single Family           20370401        184500
17169925         8.375 PAHOA                                HI      96778   Single Family           20370301       1000000
17169926         8.125 DUBLIN                               CA      94568   PUD                     20370301        943000
17169927          8.25 SAN RAFAEL                           CA      94903   Single Family           20470401        612000
17169928          1.25 SAN CLEMENTE                         CA      92672   Condominium             20470401        350000
17181219          1.75 SAN FRANCISCO                        CA      94116   Single Family           20370301        750000
17169930             9 DEL VALLE                            TX      78617   Single Family           20470401         79450
17169933             8 YARDLEY                              PA      19067   Single Family           20370401        235000
17169934          2.75 JERSEY CITY                          NJ      7306    Single Family           20470401        256000
17172791         8.625 RICHMOND                             CA      94804   2-4 Family              20360801        532000
17172792         8.625 MADERA                               CA      93638   Single Family           20361001        208000
17172795          8.75 MATTAPAN                             MA      2126    Single Family           20361001        213500
17169341         7.875 TEMECULA                             CA      92592   Single Family           20360401        434457
17181497         8.375 HOUSTON                              TX      77088   Single Family           20470401         76930
17172897          8.25 PORTLAND                             OR      97219   Condominium             20370301        175000
17172828          8.25 LEHIGH ACRES                         FL      33936   Single Family           20370201        208000
17172846         8.625 LOS ANGELES                          CA      90006   Single Family           20370301        300000
17172863         8.125 SPRINGVILLE                          UT      84663   Single Family           20370301        290000
17172866         8.625 DISTRICT HEIGHTS                     MD      20747   Single Family           20370301        220000
17172868         8.375 UNIONDALE                            NY      11553   Single Family           20370301        337500
17172870         8.625 BELTSVILLE                           MD      20705   Single Family           20370301        528000
17172883         8.625 WASHINGTON                           DC      20011   Single Family           20370301        360000
17172826          7.75 DIAMOND BAR                          CA      91765   Condominium             20370201        411000
17172940         8.125 CROWLEY                              TX      76036   Single Family           20370301        229600
17172972             2 DANVILLE                             CA      94526   PUD                     20370201        585000
17216583         8.375 SANTA FE                             NM      87501   Condominium             20370501        485600
17216584         8.375 STATEN ISLAND                        NY      10304   2-4 Family              20370501        496000
17216585         8.375 CLOVIS                               CA      93611   Single Family           20370401        451952
17216586         9.375 WASHINGTON                           UT      84780   Single Family           20370401        314900
17216587             2 SUNNY ISLES BEACH                    FL      33160   Condominium             20370501        456000
17216588           1.5 JACKSONVILLE                         FL      32258   PUD                     20370501        337600
17216589          1.25 BROOKSVILLE                          FL      34614   Single Family           20470501        224000
17216590             1 HAPPY VALLEY                         OR      97086   Single Family           20370401        560000
17216591         8.375 LINCOLN                              CA      95648   PUD                     20470501       1382500
17216592             1 HAMILTON TWP                         NJ      8330    Single Family           20370501        230000
17216593         7.625 HIDDEN HILLS                         CA      91302   Single Family           20470501        500000
17216594          1.25 NAPA                                 CA      94559   Single Family           20370401        539000
17216595           3.5 GWYNN OAK                            MD      21207   Single Family           20370501        368300
17216596          1.25 RAMSEY                               MN      55303   PUD                     20370501        127400
17216597             1 ACWORTH                              GA      30101   PUD                     20370501        999999
17172917         8.625 WASHINGTON                           DC      20032   Single Family           20370301        141000
17172929         7.875 PHILADELPHIA                         PA      19138   Single Family           20370301        112000
17216582         7.625 LAS VEGAS                            NV      89106   PUD                     20470501        171524
17172945         8.625 MORENO VALLEY                        CA      92553   Single Family           20370401        255000
17172950         8.375 KAYSVILLE                            UT      84037   Single Family           20370301        421600
17172951         8.625 KISSIMMEE                            FL      34758   PUD                     20370301        272000
17172953          8.75 LOS ANGELES                          CA      90047   Single Family           20370301        284000
17172956         8.625 GILROY                               CA      95020   Single Family           20470301        844000
17172969             1 CHICAGO                              IL      60641   Single Family           20370401        272000
17172982             2 BRANDON                              FL      33510   PUD                     20470401        121800
17172984             1 PLANTATION                           FL      33324   Condominium             20370401        176000
17172988         8.375 HILO                                 HI      96720   Single Family           20370301        140000
17172993           8.5 HENDERSON                            NV      89014   Condominium             20370401        167200
17173002         8.125 SACRAMENTO                           CA      95824   Single Family           20370401        210000
17173008          1.25 FONTANA                              CA      92336   Single Family           20470401        435000
17173014          8.25 SOUTH GATE                           CA      90280   Single Family           20370401        364000
17173019             1 MILPITAS                             CA      95035   Single Family           20370401        637500
17173021         8.625 SHERMAN OAKS                         CA      91403   Single Family           20470401       1480000
17173022           2.5 ANTIOCH                              CA      94509   Single Family           20370401        289600
17173025           2.5 ANTIOCH                              CA      94509   Single Family           20370401        344000
17173030           2.5 MONTICELLO                           MN      55362   Single Family           20370401        273000
17173034             9 LAKE WORTH                           FL      33461   Single Family           20370401        222600
17173036           1.5 GLENDALE                             AZ      85301   PUD                     20370401        137600
17173047             1 APTOS                                CA      95003   PUD                     20370401        744000
17173050             1 ANAHEIM                              CA      92802   Single Family           20370401        648000
17173055             3 RICHMOND                             VA      23222   Single Family           20370401        122250
17173056         8.375 OAKLAND                              CA      94602   Single Family           20370301        202800
17173058          1.25 BROOMFIELD                           CO      80020   PUD                     20370401        349016
17173059         8.375 WATERFORD                            VA      20197   Single Family           20370301        880000
17173060          8.25 ORLANDO                              FL      32814   PUD                     20470301        492000
17173062          1.25 SAINT GEORGE                         UT      84770   PUD                     20370401        556500
17173063          1.25 CORONA                               CA      92879   PUD                     20470401        787500
17173069             1 DENVER                               NC      28037   Single Family           20370401        820560
17173070          1.75 CUPERTINO                            CA      95014   Single Family           20370401        672500
17173071         7.875 LA PUENTE                            CA      91744   2-4 Family              20370401        440000
17172812             9 ATLANTA                              GA      30318   Single Family           20370101        170400
17170023           1.5 LAS VEGAS                            NV      89108   Single Family           20370401        340000
17170025          2.25 BROOKLYN                             NY      11221   2-4 Family              20470401        516000
17170028             9 SAN DIEGO                            CA      92113   Single Family           20370401        269500
17170031         7.875 CORAL SPRINGS                        FL      33065   PUD                     20470401        346400
17170039          8.25 WILLIAMSTOWN                         NJ      8094    PUD                     20370401        144000
17170041           1.5 RANCHO CUCAMONGA                     CA      91739   Single Family           20370401        608000
17170043             8 LAS VEGAS                            NV      89134   PUD                     20370401        433600
17170055          8.25 NASHVILLE                            TN      37215   Single Family           20370401        512000
17170059             9 LAKESIDE                             CA      92040   Single Family           20370401        792000
17170062           7.5 ORMOND BEACH                         FL      32176   Single Family           20470401        276000
17170065             1 HUNTSVILLE                           AL      35801   Single Family           20370401        105000
17170072             1 SAN JOSE                             CA      95133   Single Family           20370401        640000
17172922           1.5 LOGAN                                UT      84341   PUD                     20370401         93100
17172936           8.5 LOS ANGELES                          CA      90044   2-4 Family              20370301        560000
17170080             1 CAPE CORAL                           FL      33914   Single Family           20370401        475000
17170092         8.375 RESEDA                               CA      91335   Single Family           20470401        560000
17170013             1 MURRIETA                             CA      92562   Single Family           20370401        373000
17170020             9 FEDERAL WAY                          WA      98003   Condominium             20370401        136000
17170021         7.875 FORT WASHINGTON                      MD      20744   Single Family           20370401        316000
17170022          8.25 CAPE CORAL                           FL      33914   Single Family           20370401        212000
17169943          2.75 VANCOUVER                            WA      98662   Single Family           20370401        284800
17169953             1 WATERFORD                            WI      53185   Single Family           20370401        264000
17169961           8.5 ROWLAND HEIGHTS                      CA      91748   Condominium             20470401        236000
17169964           2.5 ST PETERSBURG                        FL      33714   2-4 Family              20370401        191960
17169969          7.75 PALM DESERT                          CA      92211   Condominium             20370401        272000
17169977             8 STICKNEY                             IL      60402   Single Family           20470401        176000
17169980             1 SOUTH EL MONTE                       CA      91733   Single Family           20370401        205000
17169995         8.375 FULLERTON                            CA      92833   Single Family           20370401        460000
17170000             9 CHARLOTTE                            NC      28208   Single Family           20470401         67830
17170007          8.25 SPOKANE                              WA      99203   Single Family           20370401        110000
17170011          8.25 RENO                                 NV      89521   PUD                     20470401        286900
17170012         8.125 PASADENA                             CA      91106   Condominium             20370401        320000
17169858         8.375 PARAMOUNT                            CA      90723   Condominium             20470401        208000
17169863         7.875 ONTARIO                              CA      91764   Single Family           20370401        384000
17169869          3.25 MASPETH                              NY      11378   2-4 Family              20370401        607500
17169874             8 FORT COLLINS                         CO      80521   Single Family           20370401        172900
17169876          1.75 FREMONT                              CA      94539   Single Family           20370401        787000
17169887          8.75 MOUNT HOREB                          WI      53572   2-4 Family              20370401        312000
17169894          1.75 STRONGSVILLE                         OH      44136   Single Family           20370301        204000
17169904             1 FELTON                               CA      95018   Single Family           20370401        357200
17169909          8.25 DEERFIELD BEACH                      FL      33442   PUD                     20470401        249000
17169911          8.25 LOS ANGELES(NORTH HOLLYWO            CA      91601   Condominium             20370401        328000
17169919             1 COTO DE CAZA                         CA      92679   PUD                     20370401        684000
17169699          1.25 SAN JOSE                             CA      95124   Single Family           20370401        504000
17169715           1.5 SIMI VALLEY                          CA      93063   2-4 Family              20470401        652500
17169722          8.25 LAS VEGAS                            NV      89117   PUD                     20370401        825000
17169725           1.5 GLENDALE                             CA      91206   2-4 Family              20370401        840000
17169727         8.875 BRICK                                NJ      8724    Condominium             20370301        110250
17169728           1.5 HOLLIS                               NY      11423   Single Family           20370401        416000
17169741             8 LAKEWOOD                             CA      90712   Single Family           20370301        480000
17169744             1 HARBOR SPRINGS                       MI      49740   Single Family           20370401        133500
17169762         7.375 LAKEWOOD                             WA      98498   2-4 Family              20370401        182000
17169768           1.5 CUTLER BAY                           FL      33170   Single Family           20470401        267150
17169781             8 CASTROVILLE                          CA      95012   Single Family           20370301        456000
17169808          7.25 DANVILLE                             CA      94526   Single Family           20370401       1360000
17169813         8.875 NAPLES                               FL      34105   PUD                     20470401        486400
17169819         7.625 STAMFORD                             CT      6903    Single Family           20370401        750000
17169826           8.5 ANNANDALE                            VA      22003   Single Family           20370301        588000
17169835             8 SANTA ANA                            CA      92704   Single Family           20370401        528000
17169846         8.125 LA/WOODLAND HILLS AREA               CA      91364   Single Family           20470401        976500
17169656           8.5 MIAMI                                FL      33138   Condominium             20470401        110600
17169657             1 TAMARAC                              FL      33319   Condominium             20370401         92000
17169683         8.375 CHICAGO                              IL      60626   Condominium             20370301        191200
17173130           2.5 LAS VEGAS                            NV      89110   Single Family           20370401        180000
17173137          7.75 BOOTHWYN                             PA      19061   Single Family           20370401        588000
17173139             8 KINGSLEY                             MI      49649   Single Family           20370401        175200
17173140             1 DALY CITY                            CA      94015   Single Family           20370401        575000
17173143         8.375 CLEARLAKE                            CA      95422   Single Family           20470401        175000
17173150             8 NORTHRIDGE                           CA      91324   Single Family           20370401        560000
17173160         8.125 PITTSBURG                            CA      94565   Single Family           20370401        356250
17173161         7.625 CORAL GABLES                         FL      33134   Single Family           20370401        650000
17173167             1 WHIPPANY                             NJ      7981    Condominium             20370401        350000
17173186             8 SAINT ALBANS                         NY      11412   Single Family           20370401        260000
17173195             1 ARLETA                               CA      91331   Single Family           20370401        468750
17173199             8 DRAPER                               UT      84020   PUD                     20370401        181600
17173205             1 DALLAS                               TX      75252   PUD                     20370401        193600
17181194             2 WEST BLOOMIFIELD                     MI      48323   Single Family           20370401        504500
17181228         8.625 TRACY                                CA      95376   Single Family           20370301        327200
17181295             3 WILDWOOD                             NJ      8260    Condominium             20370401        435000
17181416          1.75 FREMONT                              CA      94539   Single Family           20370401        867000
17181438         7.875 KIRKLAND                             WA      98033   Condominium             20370401        234000
17181443         7.625 BALTIMORE                            MD      21218   Single Family           20370401        180000
17181540             8 PALMDALE                             CA      93551   Single Family           20470401        450000
17181570             1 GREENWOOD                            IN      46143   PUD                     20370401        358000
17169383         8.625 GROSSE POINTE PARK                   MI      48230   2-4 Family              20370301        180000
17169443          1.75 SUNNYVALE                            CA      94087   Single Family           20370301        768800
17169446         8.125 SANIBEL                              FL      33957   Single Family           20370201        830000
17169450         8.625 BIRMINGHAM                           AL      35244   Single Family           20370301        248800
17169451          8.75 CINCINNATI                           OH      45231   Single Family           20370201        100000
17169454             8 STUART                               FL      34996   Single Family           20370301       1810000
17169459           8.5 WILMINGTON                           DE      19802   Single Family           20370301        156000
17169472          1.75 CUPERTINO                            CA      95014   Single Family           20370301        850000
17169480          8.25 RENO                                 NV      89502   Single Family           20370301        232000
17169482         8.625 SAN JOSE                             CA      95123   Single Family           20370301        560000
17169488         8.625 LUSBY                                MD      20657   Single Family           20370301        208000
17169516          1.75 MILPITAS                             CA      95035   Single Family           20370301        596000
17169522             2 ANNAPOLIS                            MD      21403   Condominium             20370401        308000
17169535         8.625 WEST PALM BEACH                      FL      33407   Single Family           20370301        222400
17169545         8.125 FORT MYERS BEACH                     FL      33931   Single Family           20370301        626000
17169546          1.75 SAN FRANCISCO                        CA      94127   Single Family           20370301        837000
17169548         8.125 ODESSA                               FL      33556   Single Family           20370201        412800
17169579          1.75 NORTHVILLE                           MI      48167   Single Family           20370401        288000
17169583             2 BEVERLY HILLS                        MI      48025   Single Family           20370401        276000
17169595          1.75 DETROIT                              MI      48202   Single Family           20370401        256000
17169614          2.75 DORAL                                FL      33178   Condominium             20370301        188166
17169619         8.375 NEWBURGH                             NY      12550   Single Family           20370401         88000
17170046         8.125 BROOKSVILLE                          FL      34614   Single Family           20470401        224000
17173079             1 LOS ANGELES                          CA      90001   Single Family           20370401        223000
17173080             1 WATSONVILLE                          CA      95076   Single Family           20370401        398000
17173092          1.25 FORT LAUDERDALE                      FL      33309   Condominium             20370401        150500
17173095          1.75 SAN JOSE                             CA      95120   Single Family           20370401        546800
17173100          2.25 MATTAWAN                             MI      49071   Single Family           20370401        256000
17173101             2 FORT PIERCE                          FL      34950   Single Family           20370401        120000
17173106         8.625 LAKE FOREST                          IL      60046   Condominium             20370401        198400
17173108         8.375 RUNNING SPRINGS                      CA      92382   Single Family           20370401        401600
17173112         8.125 GATLINBURG                           TN      37738   PUD                     20370401        294960
17173114             1 NEW PORT RICHEY                      FL      34652   Single Family           20370401        354320
17173116             9 LAS VEGAS                            NV      89115   Condominium             20370401        115493
17173117         7.875 LAS VEGAS                            NV      89102   Single Family           20370401        207000
17173127          1.25 MIAMI                                FL      33165   Single Family           20370401        301000
17172836         8.625 DETROIT                              MI      48203   Single Family           20370201        235200
17172849         8.125 WINFIELD                             IL      60190   PUD                     20370301        287920
17172850           8.5 DALY CITY                            CA      94014   Single Family           20470201        567000
17172856         8.625 LOS ANGELES                          CA      90003   Single Family           20370301        280000
17172882         8.125 HIGHLAND                             CA      92346   Single Family           20370301        223999
17172890           1.5 HAPPY VALLEY                         OR      97266   PUD                     20370401        261000
17172901         8.625 OXON HILL                            MD      20745   Single Family           20370301        272000
17172912             2 CHESTERFIELD                         MI      48047   Single Family           20370401        268000
17172919             8 CHICO                                CA      95928   Single Family           20370301        189600
17173073          1.25 ST PETERSBURG                        FL      33714   Single Family           20370401        157500
17169864           8.5 ROYAL PALM BEACH                     FL      33411   PUD                     20470401        355748
17169509         8.064 LOS ANGELES                          CA      90006   Condominium             20370201        476000
17216542             8 NAPLES                               FL      34116   Single Family           20470501        198000
17216461          8.75 PARKER                               AZ      85344   PUD                     20370401        242000
17216543         8.125 SHERMAN OAKS                         CA      91403   2-4 Family              20370501        800000
17216381         8.625 MIAMI                                FL      33136   Condominium             20470201        279205
17216462          1.75 ORINDA                               CA      94563   Single Family           20370401       1691250
17216544           1.5 STUART                               FL      34994   Condominium             20370501        312000
17216463             1 GILBERT                              AZ      85233   PUD                     20370401        280000
17216382          8.25 UNION CITY                           NJ      7087    Condominium             20370501        325000
17216464         8.625 PEMBROKE PINES                       FL      33024   Condominium             20370501        168750
17216545         7.875 TUCSON                               AZ      85716   PUD                     20370401        103350
17216465           1.5 POMPANO BEACH                        FL      33069   Condominium             20370501        206250
17216546         8.875 IRVINE                               CA      92606   PUD                     20470501        960000
17216384          1.75 BLOOMINGDALE                         IL      60108   Single Family           20370201        540000
17216466          1.25 BOCA RATON                           FL      33486   Condominium             20470401        168000
17216547         8.625 CHICAGO                              IL      60625   Condominium             20370501        192000
17216548             4 FARMINGTON                           MI      48335   Single Family           20370501        237975
17216467         8.875 DALY CITY                            CA      94015   Single Family           20370501        604000
17216386          1.75 NAPERVILLE                           IL      60540   Single Family           20370201        480000
17216468           8.5 SEATTLE                              WA      98115   Single Family           20470501        388000
17216549             8 LONGVIEW                             WA      98632   Single Family           20370501        144300
17216387             2 HOFFMAN ESTATES                      IL      60192   Single Family           20370201        400000
17216469             2 GAINESVILLE                          VA      20155   PUD                     20370401        488000
17216388         8.375 SAN DIEGO                            CA      92101   Condominium             20470501        296000
17216389             9 HOMESTEAD                            FL      33033   PUD                     20370301        302391
17216550             8 YORBA LINDA                          CA      92886   Single Family           20470501        562100
17216470          1.25 AURORA                               IL      60504   Single Family           20370401        193900
17216551          1.25 HIALEAH                              FL      33018   Condominium             20370501        195993
17216471             2 BAKERSFIELD                          CA      93301   2-4 Family              20470401        178500
17216552          1.25 PLYMOUTH                             MN      55446   PUD                     20370501        168000
17216390          1.75 CHICAGO                              IL      60611   Condominium             20370201        770000
17216472          8.25 SAN BERNARDINO                       CA      92404   Single Family           20470401        242000
17216553           1.5 LAS VEGAS                            NV      89141   PUD                     20470501        200000
17216391          1.75 SARATOGA                             CA      95070   Single Family           20370201        540000
17216554          3.25 STERLING HEIGHTS                     MI      48313   Condominium             20370501         64000
17216473           8.5 NAPLES                               FL      34119   PUD                     20470401        488000
17216392           2.5 SUNRISE                              FL      33323   Single Family           20370401        298800
17216555          1.75 MACOMB                               MI      48044   Single Family           20370501        117500
17216393         8.875 LOS ANGELES                          CA      91316   Condominium             20370401        296000
17216474          3.25 KENNETT SQUARE                       PA      19348   Single Family           20370501        391500
17216475          2.25 NEVADA CITY                          CA      95959   Single Family           20470401        312000
17216394             9 BELLEVILLE                           NJ      7109    Condominium             20370501        340000
17216556         7.875 FISHERS                              IN      46038   Single Family           20370501        203300
17216395          8.25 LOS ANGELES                          CA      91607   Single Family           20370401        637500
17216557             1 FAIR OAKS                            CA      95628   Single Family           20370401        488000
17216476          1.25 MILWAUKEE                            WI      53216   2-4 Family              20370501        126000
17216477          2.75 CORONA                               CA      92881   Single Family           20470501        393750
17216396          1.25 FONTANA                              CA      92337   Single Family           20470401        449600
17216397           1.5 LOS ANGELES                          CA      90001   Single Family           20370401        339200
17216478           2.5 NEW YORK                             NY      10007   Condominium             20370401        650000
17216479          7.75 ALISO VIEJO                          CA      92656   Condominium             20470401        365600
17216398         8.625 SAN RAMON                            CA      94583   Single Family           20470501        531000
17216399         6.625 GARDEN CITY                          NY      11530   Single Family           20370401        432000
17216480             9 WINDHAM                              NH      3087    Single Family           20370401        228000
17216481             2 SAN DIEGO                            CA      92116   Single Family           20470501        371000
17216482          2.75 DELAND                               FL      32720   Single Family           20370401        252810
17216483          7.25 ALHAMBRA                             CA      91801   Single Family           20370401        604000
17216484             9 MIRAMAR                              FL      33027   Condominium             20370501        272000
17216485         7.875 LOS OLIVOS                           CA      93441   Single Family           20470401        574000
17216486           2.5 THERESA                              NY      13679   Single Family           20370401        106500
17216487           2.5 WEST NEW YORK                        NJ      7093    Condominium             20370401        599100
17216488          8.25 SANTA MONICA                         CA      90405   Single Family           20470401        975000
17216489             1 STAFFORD                             VA      22554   Single Family           20370501        280000
17216490          7.75 LAGUNA BEACH                         CA      92651   Single Family           20470401       1190000
17216491           3.5 CAPE CORAL                           FL      33993   Single Family           20370501        225000
17216492             1 SAN RAMON                            CA      94583   PUD                     20370401        376000
17216493          1.25 SACRAMENTO                           CA      95838   Single Family           20470401        235000
17216494          1.25 ORLANDO                              FL      32832   Condominium             20470401        125200
17216495         7.625 PORTLAND                             OR      97219   Single Family           20370401        320000
17216496             8 PALMDALE                             CA      93552   Single Family           20370401        320000
17216497           8.5 LAS VEGAS                            NV      89119   Condominium             20370401         94730
17216498           2.5 BROOKLYN                             NY      11208   2-4 Family              20370501        393750
17216499          8.25 LARKSPUR                             CA      94939   Single Family           20470501       1960000
17216374           1.5 AUSTELL                              GA      30168   2-4 Family              20370401        118400
17216455             9 CHARLOTTE                            NC      28214   Single Family           20470401        101500
17216536             8 ARTESIA                              CA      90701   Single Family           20370501        408000
17216294             1 WESTLAKE VILLAGE AREA                CA      91361   Single Family           20370401       1500000
17216537             8 QUEEN CREEK                          AZ      85242   PUD                     20370501        885000
17216456         8.375 FORT LAUDERDALE                      FL      33312   Condominium             20370501        393700
17216376           1.5 ALPINE                               CA      91901   Single Family           20370401        275000
17216457           1.5 BEACH HAVEN                          NJ      8008    Single Family           20370401        720000
17216538          1.25 WEST JORDAN                          UT      84084   Single Family           20370501        173600
17216295         8.375 BROOKLYN                             NY      11221   2-4 Family              20370301        262000
17216458         8.375 LOS ANGELES(NORTH HOLLYWO            CA      91601   Single Family           20370401        536000
17216539         7.625 LONG BEACH                           CA      90802   2-4 Family              20470501        795000
17216296           1.5 PEORIA                               AZ      85383   Single Family           20370401        330000
17216297         8.625 LOS ANGELES                          CA      90019   Single Family           20370301        617500
17216459           1.5 WEST CALDWELL                        NJ      7006    Single Family           20370501        560000
17216298         8.625 MADERA                               CA      93638   Single Family           20370301        188000
17216540         7.625 LONG BEACH                           CA      90813   2-4 Family              20470501        635000
17216460         8.375 SEATAC                               WA      98188   Single Family           20370401        196000
17216541             8 CHULA VISTA                          CA      91910   Single Family           20370501        508000
17216380             8 HESPERIA                             CA      92345   2-4 Family              20470401        378000
17216454          1.25 OLD BRIDGE                           NJ      8857    Single Family           20470401        448000
17216292          1.75 SAN JOSE                             CA      95129   Single Family           20370301        500000
17216293         8.625 GAINESVILLE                          GA      30506   Single Family           20370301        372800
17216286          1.75 NORTHBROOK                           IL      60062   Single Family           20370401        492000
17216287          1.25 BROKEN ARROW                         OK      74012   PUD                     20370401        200000
17216368           1.5 LAS VEGAS                            NV      89156   Single Family           20370401        240000
17216449             2 KANEOHE                              HI      96744   Condominium             20370401        395500
17219671          4.75 BROCKTON                             MA      2301    2-4 Family              20370501        362000
17216369           1.5 LOS ANGELES                          CA      90062   Single Family           20370401        420000
17216288             1 SOUTH LAKE TAHOE                     CA      96150   Single Family           20370401        400000
17216289             8 REDLANDS                             CA      92374   Single Family           20360901        880000
17216530         7.625 TUMWATER                             WA      98512   Single Family           20370401        153700
17216450         8.625 GRAND PRAIRIE                        TX      75052   Single Family           20370501        176400
17216531          1.75 SACRAMENTO                           CA      95864   Single Family           20470501        892500
17216451             1 SANTA MONICA                         CA      90403   Condominium             20370501        405000
17216370             3 ORLANDO                              FL      32810   Single Family           20370401        128250
17216532          1.25 LIVERMORE                            CA      94550   Single Family           20370401        518000
17216290         8.625 PLANTATION                           FL      33317   Single Family           20370301        280000
17216371          3.25 SAINT AUGUSTINE                      FL      32092   Single Family           20470401        226650
17216533          8.25 LAS VEGAS                            NV      89147   PUD                     20370501        339000
17216372             1 MARYVILLE                            TN      37803   Single Family           20370401        197500
17216534             1 WINSLOW                              NJ      8081    Single Family           20370401        262500
17216453           1.5 LAKE HAVASU CITY                     AZ      86406   Single Family           20370501        280000
17216291          1.75 SAN JOSE                             CA      95129   Single Family           20370201        500000
17216373             3 BAKERSFIELD                          CA      93304   Single Family           20370401        180000
17216535           1.5 CORAL SPRINGS                        FL      33071   Condominium             20370501        189500
17216278          1.75 LONG GROVE                           IL      60047   PUD                     20370201        800000
17216279         8.625 MARANA                               AZ      85653   PUD                     20370201        260950
17219663           8.5 OAKLAND                              CA      94605   Single Family           20370501        432000
17219664             9 SANTA PAULA                          CA      93060   Condominium             20370501        262500
17219665         8.375 OAKLAND                              CA      94618   2-4 Family              20370501       1000000
17219666         8.375 DUNEDIN                              FL      34698   Single Family           20370501        375000
17219668          8.25 SAN DIEGO                            CA      92130   PUD                     20370501       1462500
17219669             8 BANNING                              CA      92230   Single Family           20370501        396000
17216520          3.25 KALAMAZOO                            MI      49048   Single Family           20370401         63750
17216440         7.875 IMPERIAL BEACH                       CA      91932   2-4 Family              20370401        324000
17216521           1.5 NORTH MIAMI BEACH                    FL      33141   Condominium             20370501        336000
17216360          1.75 AUBURN                               WA      98092   Single Family           20370401        288000
17216441             1 COOKEVILLE                           TN      38506   Single Family           20370501        377600
17216522           1.5 SUNNY ISLES BEACH                    FL      33160   Condominium             20370501        904000
17216361           8.5 SANTA ANA                            CA      92703   Condominium             20370101        276000
17216523           1.5 YORKTOWN                             VA      23693   PUD                     20370401        184000
17216442          1.25 ANTIOCH                              CA      94531   Single Family           20470401        384000
17216280         8.375 MAPLEWOOD                            NJ      7040    Single Family           20370201        310000
17216443             1 CARSON                               CA      90746   Single Family           20370401        305000
17216524             9 CHICAGO                              IL      60630   Single Family           20470401        311250
17216281          1.75 BLOOMFIELD HILLS                     MI      48301   Single Family           20370301        460000
17216525             8 ROBESONIA                            PA      19551   Single Family           20370401         87300
17216444           1.5 SAN JOSE                             CA      95121   Single Family           20470401        876000
17216363             1 SANTEE                               CA      92071   Single Family           20370401        250000
17216282          8.25 ROCKLEDGE                            FL      32955   Single Family           20370301        142320
17216364           1.5 PITTSBURG                            CA      94565   Single Family           20370401        284000
17216526           8.5 BAKERSFIELD                          CA      93312   Single Family           20370501        572000
17216445           1.5 EVERETT                              WA      98208   Single Family           20470401        432000
17216283          8.75 GAITHERSBURG                         MD      20886   PUD                     20370201        208000
17216284         8.625 SUN CITY                             AZ      85351   Single Family           20370301        204000
17216365             1 TUOLUMNE                             CA      95379   2-4 Family              20370401        175000
17216527         8.375 SARASOTA                             FL      34242   Single Family           20370501        880000
17216446          1.75 WESTFIELD                            NJ      7090    Single Family           20370401        560000
17216285          1.75 BIRMINGHAM                           MI      48009   Single Family           20370301        582600
17216528           2.5 RUTHER GLEN                          VA      22546   PUD                     20370501        232000
17216366          3.25 NORTH PORT                           FL      34286   Single Family           20470401        174750
17216447             2 CLOVIS                               CA      93611   PUD                     20470401        385000
17216367           1.5 STONE MOUNTAIN                       GA      30088   Single Family           20370401        136000
17216529           8.5 STUDIO CITY                          CA      91604   Single Family           20470401        757500
17219670             1 LANSING                              MI      48917   Single Family           20370501        172000
17216448          1.25 NEW YORK                             NY      10027   2-4 Family              20370501       1000000
17216437          1.25 MESA                                 AZ      85207   Single Family           20370401        300000
17216518         8.375 NEWHALL                              CA      91321   Single Family           20370501        292000
17216357           1.5 CERRITOS                             CA      90703   Single Family           20370401        499200
17216519             3 LEVITTOWN                            PA      19055   Single Family           20370401        178500
17219660         7.875 LAS VEGAS                            NV      89183   PUD                     20370501        224000
17216358          2.25 HOMESTEAD                            FL      33033   Single Family           20370401        217800
17219661             3 BOLINGBROOK                          IL      60490   PUD                     20370501        400000
17216277         8.875 MURRELLS INLET                       SC      29576   Single Family           20370301        566000
17216359             1 MATTAPAN                             MA      2126    Single Family           20370401         50207
17216432          1.25 MURRIETA                             CA      92563   PUD                     20370401        524000
17216352           1.5 WEST PALM BEACH                      FL      33412   Single Family           20370401        397500
17216433             1 VENICE                               FL      34292   Single Family           20370401        239925
17216353             2 WASHINGTON                           DC      20002   2-4 Family              20370401        178750
17216515             9 SPRING VALLEY                        CA      91977   Single Family           20370501        357000
17216434           8.5 MENIFEE                              CA      92584   PUD                     20470301        328000
17216354             2 MARGATE                              FL      33063   Single Family           20370401        180750
17216435          1.75 LUTZ                                 FL      33558   PUD                     20370401        560000
17216516          7.75 CROWN POINT                          IN      46307   Single Family           20370501        152000
17216273         8.375 PEORIA                               AZ      85381   Single Family           20361201        520000
17216355           1.5 NORTH LAUDERDALE                     FL      33068   Single Family           20370401        200000
17216517             2 ANNANDALE                            MN      55302   Single Family           20370401        339000
17216274         8.875 CHICAGO                              IL      60618   Single Family           20370101        680000
17216356           1.5 BOWIE                                MD      20721   Single Family           20370401        476000
17219659         8.375 LOS ANGELES                          CA      90068   Single Family           20370501       1360000
17216510          1.75 CANAL FULTON                         OH      44614   Single Family           20370401        240500
17216430           1.5 NEVADA CITY                          CA      95959   Single Family           20370401        575000
17216511         8.375 SANTA PAULA                          CA      93060   Single Family           20470401        516000
17216431          1.75 BONNEY LAKE                          WA      98391   PUD                     20470401        195300
17216350          1.25 GOODYEAR                             AZ      85338   Single Family           20470401        255800
17216512          1.75 LOS ALTOS HILLS                      CA      94022   Single Family           20470501       2065000
17216351           1.5 WASHINGTON                           DC      20018   Single Family           20370401        380000
17216513             1 SALINAS                              CA      93905   Condominium             20370401        360000
17219651           2.5 ELIZABETH                            NJ      7202    2-4 Family              20370501        595000
17216348          1.75 MELROSE PARK                         PA      19027   Single Family           20470401        500000
17216349           1.5 LAS VEGAS                            NV      89147   Single Family           20370401        160000
17219652             9 THOUSAND OAKS                        CA      91362   Condominium             20370501        340000
17216268          8.75 TAMPA                                FL      33615   Condominium             20360701         99435
17216269         8.125 SALINAS                              CA      93907   Single Family           20370401        599950
17219653           2.5 JUPITER                              FL      33458   Single Family           20370501        509200
17219654             2 PERTH AMBOY                          NJ      8861    2-4 Family              20370501        313000
17219656             9 DOWNEY                               CA      90240   Single Family           20370501        695250
17219657             9 GALLOWAY                             NJ      8201    Single Family           20370501        237000
17219658             9 COUNTRY CLUB HILLS                   IL      60478   Single Family           20370501        400000
17216346             1 LONG BEACH                           CA      90805   Single Family           20370401        300000
17216508         7.875 LOS ANGELES (TARZANA AREA            CA      91356   Single Family           20370401        460000
17216427           1.5 PATTERSON                            CA      95363   Single Family           20370401        384000
17216347             1 LOS ANGELES                          CA      90043   Single Family           20370401        400000
17216266         8.875 SUTTONS BAY                          MI      49682   Single Family           20361101        760000
17216428           1.5 MANASSAS                             VA      20110   Single Family           20370401        228000
17219650             9 LANCASTER                            CA      93536   Single Family           20370501        301000
17216509          1.25 BROOKSVILLE                          FL      34614   Single Family           20370501        192500
17216267         8.625 SPARKS                               NV      89436   PUD                     20361101        324000
17181196          9.25 SANGER                               CA      93657   Single Family           20361101        266000
17181232          9.25 ATLANTA                              GA      30310   Single Family           20470301        195000
17181250          8.25 LOS ANGELES                          CA      90044   Single Family           20370301        399000
17181517             3 PICO RIVERA                          CA      90660   Single Family           20370401        427500
17181532          3.25 MONTGOMERY                           IL      60538   Single Family           20370401        246500
17181578          9.25 HOLLYWOOD                            FL      33020   Condominium             20370401        213750
17181580         8.875 TEMPE                                AZ      85283   PUD                     20470401        148750
17181581         8.875 SURPRISE                             AZ      85379   PUD                     20470401        364000
17181260         8.875 DENVER                               CO      80221   Single Family           20370301        178500
17181296         2.875 KISSIMMEE                            FL      34758   Single Family           20370401        208000
17181362         3.125 DOWNEY                               CA      90242   Single Family           20470401        621000
17181373           3.5 SACRAMENTO                           CA      95823   Single Family           20470401        267750
17181500          3.75 HARRISON TOWNSHIP                    MI      48045   Condominium             20370401        150480
17181411          2.25 MOORESVILLE                          IN      46158   Single Family           20370301        409600
17181223         8.625 LOS ANGELES                          CA      90006   Single Family           20470301        395000
17181268         8.125 OXNARD                               CA      93036   Single Family           20470301        650000
17181272             8 CLINTON                              MD      20735   Single Family           20370301        455000
17181312           8.5 OAKLAND                              CA      94605   Single Family           20470301        370000
17181353             2 FORT MYERS                           FL      33912   Condominium             20370301        195000
17181378           1.5 KISSIMMEE                            FL      34747   PUD                     20370401        325162
17181380          3.25 LANTANA                              FL      33462   Single Family           20370401        220000
17181381             8 MIAMI                                FL      33137   Condominium             20370401        238500
17181383             1 KISSIMMEE                            FL      34747   Condominium             20370401        225500
17181384           2.5 WOODHAVEN                            NY      11421   2-4 Family              20370401        580000
17181385           8.5 MENIFEE                              CA      92584   Single Family           20470401        264000
17181386         8.625 MIRA LOMA                            CA      91752   Single Family           20370401        251250
17181387          7.25 HERNANDO BEACH                       FL      34607   Single Family           20370301        416000
17181389           1.5 STUART                               FL      34994   Condominium             20370401        216000
17181392           1.5 STUART                               FL      34994   Condominium             20370401        220000
17181394         8.375 SAN JOSE                             CA      95112   2-4 Family              20470301        576000
17181395         8.625 RIVERSIDE                            CA      92503   Single Family           20470401        396000
17181398         8.625 PEMBROKE PINES                       FL      33025   Condominium             20370301        159920
17181399           2.5 HENDERSON                            NV      89011   Single Family           20370401        196000
17181359           8.5 PALMDALE                             CA      93552   Single Family           20370401        400000
17181360         8.625 ORLANDO                              FL      32810   Condominium             20370301        122500
17181361          1.25 HALLANDALE BEACH                     FL      33009   Condominium             20470401        652000
17181364             1 MIAMI                                FL      33183   Single Family           20370401        265000
17181365          2.25 MAPLEWOOD                            MN      55119   PUD                     20470401        124000
17181366             8 HOPATCONG                            NJ      7843    Single Family           20370301        246000
17181367         8.625 PHILADELPHIA                         PA      19120   Single Family           20370301         99000
17181368          8.75 VACAVILLE                            CA      95687   Single Family           20370401        420000
17181369          1.75 COPLEY TOWNSHIP                      OH      44321   Single Family           20370401        343999
17181370             9 REDLANDS                             CA      92374   2-4 Family              20470401        479500
17181372         8.625 BLOOMFIELD HILLS                     MI      48301   Single Family           20370301       1000000
17181374          1.75 LOS ANGELES                          CA      90008   2-4 Family              20470401        455000
17181375          1.25 FORT MYERS                           FL      33901   Condominium             20470401        123700
17181376         8.625 MT PLEASANT                          MI      48858   Single Family           20370301        105000
17181334             1 DORAL                                FL      33178   Condominium             20370401        223497
17181337         8.375 KISSIMMEE                            FL      34747   PUD                     20370201        377920
17181339             1 JERSEY CITY                          NJ      7305    Condominium             20370401        408000
17181340             1 DALY CITY                            CA      94015   Condominium             20370401        195000
17181341           1.5 CHARLOTTE                            NC      28215   Single Family           20470401        107748
17181343          1.25 KISSIMMEE                            FL      34741   Condominium             20370401        100900
17181345          1.25 WILLITS                              CA      95490   Single Family           20470401        528750
17181346           1.5 MARINA DEL REY                       CA      90292   Condominium             20470401        425000
17181347             3 SOUTH FALLSBURG                      NY      12779   2-4 Family              20370401        147000
17181348             1 RENO                                 NV      89506   PUD                     20370401        177440
17181356             1 POMPANO BEACH                        FL      33064   PUD                     20370401         92000
17181357         8.375 HALLANDALE BEACH                     FL      33009   Condominium             20370201        548000
17181358         8.625 HALLANDALE                           FL      33009   Condominium             20370201        664000
17181311         8.625 RANCHO SANTA MARGARITA               CA      92679   Single Family           20370201        470000
17181313             1 SOUTH GATE                           CA      90280   2-4 Family              20370401        430000
17181314         8.625 PALMETTO BAY                         FL      33157   Single Family           20370301        400000
17181315         8.625 MIAMI                                FL      33126   Condominium             20370301        204000
17181316          8.25 ANAHEIM                              CA      92801   Single Family           20370301        330000
17181317         8.125 PLACENTIA                            CA      92870   Single Family           20370301        580000
17181318         8.375 PRINCEVILLE                          HI      96722   Single Family           20370301        776000
17181319          1.25 CARLSBAD                             CA      92009   Single Family           20470401        534200
17181321          3.25 HENDERSON                            NV      89011   PUD                     20370401        291000
17181322          8.75 DOWNEY                               CA      90242   Single Family           20370301        446400
17181323         7.875 LOS ANGELES                          CA      90044   2-4 Family              20370301        348000
17181324             8 RENTON                               WA      98058   Single Family           20470301        320000
17181327           2.5 CUTLER BAY                           FL      33190   PUD                     20370401        228000
17181330         8.625 PHILADELPHIA                         PA      19128   Single Family           20370201        337500
17181332           2.5 SAN JOSE                             CA      95131   PUD                     20370401        495000
17181333         8.375 CLARKSTON                            MI      48346   Single Family           20370101        158400
17181302         8.375 GLENDALE                             CA      91214   Condominium             20370301        517600
17181303             9 LOS ANGELES                          CA      90001   2-4 Family              20370301        495000
17181305          8.25 VICTORVILLE                          CA      92392   Single Family           20470301        320800
17181306             1 TEHACHAPI                            CA      93561   PUD                     20370401        210000
17181308             1 HOLLYWOOD                            SC      29449   PUD                     20370401        395000
17181309         8.625 MIAMI                                FL      33126   Condominium             20470201        323000
17181300         7.875 LOS ANGELES                          CA      90059   Single Family           20361101        276500
17181301           8.5 KENT                                 WA      98031   Single Family           20370201        264750
17181293             1 CLOVERDALE                           CA      95425   Single Family           20370401        381000
17181297             1 TAMARAC                              FL      33321   Condominium             20370401        204180
17181270         7.875 LONGWOOD                             FL      32750   Single Family           20470301        500000
17181271           1.5 FORT PIERCE                          FL      34950   Single Family           20370401        993000
17181273          1.25 INDIO                                CA      92201   PUD                     20370401        754000
17181274             8 SALT LAKE CITY                       UT      84117   Single Family           20370301        171000
17181275          1.75 PERRIS                               CA      92571   Single Family           20470401        408000
17181276         8.625 FOUNTAIN VALLEY                      CA      92708   Single Family           20470301        408000
17181277          3.75 PEMBROKE PINES                       FL      33026   Condominium             20470401        180000
17181278         7.625 BIG BEAR LAKE                        CA      92315   Single Family           20370301        213650
17181279         8.625 MAYWOOD                              IL      60153   2-4 Family              20370301        224000
17181280         8.875 BAKERSFIELD                          CA      93309   Single Family           20370301        360000
17181282           8.5 PARK CITY                            IL      60085   Single Family           20370301        193000
17181283             2 OREM                                 UT      84058   Single Family           20370401        174500
17181284          1.25 LAS VEGAS                            NV      89130   Single Family           20470401        330000
17181287             8 LAKEWOOD                             WA      98498   PUD                     20370301        300000
17181290         9.375 BAKERSFIELD                          CA      93309   Single Family           20370201        244000
17181244           8.5 LA MESA                              CA      91941   Single Family           20470301        464000
17181246           8.5 LONG BEACH                           CA      90804   Single Family           20470301        324500
17181248         8.625 VICTORVILLE                          CA      92395   Single Family           20370301        268000
17181249         8.625 MIAMI                                FL      33157   Single Family           20370301        187500
17181252         8.625 FULLERTON                            CA      92833   Single Family           20470301        259000
17181253           7.5 CHANDLER                             AZ      85225   PUD                     20370201        194600
17181254          7.75 GARDNERVILLE                         NV      89460   Single Family           20370301        400000
17181255         7.875 MONKTON                              MD      21111   Single Family           20370201        296000
17181256         8.625 ANTIOCH                              CA      94531   Single Family           20370301        400000
17181257           8.5 LAS VEGAS                            NV      89107   Single Family           20370301        248000
17181258          2.75 BELLFLOWER                           CA      90706   Single Family           20370401        368000
17181259         8.375 PARKER                               CO      80138   Single Family           20370301        260000
17181261         9.375 PALM COAST                           FL      32164   Single Family           20470201        252000
17181262             1 REDDING                              CA      96002   Single Family           20370401        100000
17181263         8.125 ANTIOCH                              CA      94531   Single Family           20470201        604000
17181264          1.75 BLOOMFIELD HILLS                     MI      48301   Single Family           20370301        640000
17181265          1.75 MILFORD                              MI      48381   Single Family           20370401        688600
17181266         8.875 JACKSONVILLE                         FL      32216   Single Family           20461201        100500
17181267         8.125 SALT LAKE CITY                       UT      84121   Single Family           20370301        249600
17181269         7.875 ROWLAND HIEGHTS AREA                 CA      91748   Single Family           20470201        552000
17181237         8.875 LOS ANGELES                          CA      91607   Condominium             20470301        360000
17181238         8.625 PALM BAY                             FL      32905   Single Family           20370301        128625
17181240           8.5 VERDI                                NV      89439   Single Family           20470301        307000
17181241           2.5 FERNLEY                              NV      89408   Single Family           20370401        210000
17181242          8.25 LAKESIDE                             CA      92040   Single Family           20470301        368000
17181201          8.75 LAS VEGAS                            NV      89103   Single Family           20470201        228000
17181202          9.25 FAIRFIELD                            CA      94533   Single Family           20470101        332000
17181203         8.125 SUNNY ISLES BEACH                    FL      33160   Condominium             20370201        329250
17181204         8.375 HOLLY SPRINGS                        MS      38635   Single Family           20370201         58000
17181205         7.625 LAKE ELSINORE                        CA      92532   PUD                     20470201        377750
17181206             8 DUCK CREEK VILLAGE                   UT      84762   Single Family           20361201        276000
17181207         8.875 LAS VEGAS                            NV      89147   Single Family           20461201        240000
17181208         8.625 HENDERSON                            NV      89052   PUD                     20370301        300000
17181209         8.625 FOWLER                               CA      93625   Single Family           20470101        232000
17181590             2 STUART                               FL      34994   Condominium             20370401        308000
17181592             9 BRADENTON                            FL      34205   Single Family           20470401        147000
17181593          1.75 ORLANDO                              FL      32828   Condominium             20470401        244000
17181594           1.5 BOCA RATON                           FL      33428   PUD                     20370401        349600
17181596         8.375 SCOTTSDALE                           AZ      85262   Single Family           20470401        548000
17181571          8.25 ORLANDO                              FL      32829   Condominium             20370401        186400
17181572           8.5 LAVEEN                               AZ      85339   PUD                     20470401        272000
17181573           7.5 SEYMOUR                              TN      37865   PUD                     20370401        245000
17181576           1.5 LOS ANGELES                          CA      91401   2-4 Family              20470401        685600
17181577          8.25 LOS ANGELES (TARZANA)                CA      91356   Single Family           20470401        520000
17181579           1.5 KISSIMMEE                            FL      34747   Condominium             20370401        229950
17181582         7.125 SUN CITY WEST                        AZ      85375   PUD                     20370401        675000
17181583           1.5 LOS ANGELES                          CA      90029   2-4 Family              20470401        665000
17181584          2.75 MILLSBORO                            DE      19966   PUD                     20470401        179440
17181587          1.75 ORLANDO                              FL      32828   Condominium             20470401        244000
17181588          1.75 ORLANDO                              FL      32828   Condominium             20470401        244000
17181589         8.625 PERRY                                OH      44081   Single Family           20370401        256000
17181553             1 MIAMI                                FL      33186   PUD                     20370401        335900
17181557         8.625 HAYWARD                              CA      94544   Single Family           20370401        441750
17181558             2 BAKERSFIELD                          CA      93304   Single Family           20370401        164000
17181559           2.5 VILLAGE OF PALMETTO BAY              FL      33157   Single Family           20370401        297500
17181560           2.5 MIAMI                                FL      33169   Single Family           20370401        210000
17181563           1.5 SUNRISE                              FL      33351   PUD                     20370401        288000
17181564             1 HOLLYWOOD                            FL      33024   Single Family           20370401        248000
17181565         8.625 HENDERSON                            NV      89074   PUD                     20470401        440000
17181566         8.875 ANAHEIM                              CA      92802   Condominium             20370401        400000
17181568         8.375 LOS ANGELES                          CA      90037   Single Family           20370401        472000
17181569         8.125 WINCHESTER                           CA      92596   PUD                     20470401        357000
17181533             2 SOUTH LAKE TAHOE                     CA      96150   Single Family           20370401        318750
17181534             1 DORAL                                FL      33178   PUD                     20370401        262000
17181535          1.75 COCONUT CREEK                        FL      33063   Condominium             20470401        208000
17181536             1 AMERICAN CANYON                      CA      94503   Single Family           20370401        616000
17181538             2 WOODBRIDGE                           NJ      7095    Condominium             20370401        170000
17181539             2 RIVERTON                             UT      84065   Condominium             20370401        170000
17181541             1 VERO BEACH                           FL      32963   Single Family           20370401        450000
17181543          2.25 NEW YORK                             NY      10013   Condominium             20370401       2360000
17181545          8.25 SAN MATEO                            CA      94401   2-4 Family              20370401        640000
17181547           1.5 POMPANO BEACH                        FL      33064   Condominium             20370401        156000
17181550          7.75 RIVIERA BEACH                        FL      33404   Single Family           20470401        142000
17181551             1 HOLLYWOOD                            FL      33024   Single Family           20370401        180000
17181189         8.375 HALLANDALE BEACH                     FL      33009   Condominium             20360901        520000
17181513           1.5 MT PLEASANT                          SC      29466   PUD                     20370401        286800
17181190             8 STRASBURG                            CO      80136   Single Family           20361001        174000
17181514             3 LOS ANGELES                          CA      90001   2-4 Family              20370401        458500
17181515          4.25 PHOENIX                              AZ      85041   2-4 Family              20370401        220000
17181191          8.75 GREEN VALLEY LAKE                    CA      92341   Single Family           20461201        352000
17181516           1.5 MATTESON                             IL      60443   Single Family           20370401        325600
17181519             4 PHILADELPHIA                         PA      19134   Single Family           20370401        108750
17181195         8.125 MARYSVILLE                           WA      98270   Single Family           20461201        319200
17181197         7.125 CAMBRIA                              CA      93428   Single Family           20470101        528000
17181199           8.5 WATERFORD                            MI      48327   Single Family           20370201        134500
17181520           1.5 DAVENPORT                            FL      33837   PUD                     20370401        314392
17181521             3 DETROIT                              MI      48228   Single Family           20370401        114000
17181522          1.75 KISSIMMEE                            FL      34747   Condominium             20470401        182100
17181523           2.5 MINNEAPOLIS                          MN      55418   Single Family           20370401        224000
17181524          1.75 WATERFORD                            MI      48327   Condominium             20370401        204800
17181525             2 MIAMI                                FL      33185   PUD                     20370401        344000
17181526           1.5 KISSIMMEE                            FL      34747   Condominium             20370401        180600
17181527           2.5 LA PUENTE                            CA      91744   Single Family           20370401        484000
17181528         8.375 LAKE WORTH                           FL      33461   Single Family           20370401        235600
17181530         8.375 VACAVILLE                            CA      95687   Single Family           20370401        436000
17181531           1.5 CONIFER                              CO      80433   Single Family           20470401        252000
17181171         8.625 OAKLAND                              CA      94621   Single Family           20360801        360000
17181172         8.375 BLOOMINGTON                          CA      92316   Single Family           20360801        373500
17181173         8.625 LOS ANGELES                          CA      90004   2-4 Family              20361001        500000
17181175          8.25 LOS ANGELES                          CA      91306   Single Family           20460401        496000
17181178         8.125 ORLANDO                              FL      32828   PUD                     20360701        326720
17181501             1 RIVERDALE                            NJ      7457    Condominium             20370401        352000
17181503         8.625 MODESTO                              CA      95355   Single Family           20470401        372000
17181181          8.25 NEW YORK                             NY      10019   CO-OP                   20361101       1365000
17181506         8.625 ORLANDO                              FL      32803   Single Family           20370401        544000
17181182           8.5 PLANTATION                           FL      33325   Condominium             20360801        229950
17181183         8.375 LOS ANGELES                          CA      90012   Condominium             20361001        291900
17181508             9 BULLHEAD CITY                        AZ      86442   2-4 Family              20470401        238000
17181184         8.375 BOCA RATON                           FL      33428   Condominium             20360901        172000
17181188         8.625 MIAMI                                FL      33131   Condominium             20361101        332500
17181166          7.75 KISSIMMEE                            FL      34758   PUD                     20351201        188000
17181168             8 MISSION VIEJO                        CA      92692   Single Family           20360601        650000
17181169          8.25 RIALTO                               CA      92376   Single Family           20360701        250000
17181220           1.5 PLANTATION                           FL      33324   PUD                     20370401        200000
17181221         8.625 WOODBRIDGE                           VA      22192   Single Family           20370301        300000
17181222         8.625 BAKERSFIELD                          CA      93311   Single Family           20370301        346500
17181224             9 MARATHON                             FL      33050   Single Family           20470301       1067500
17181225         8.625 FORT WASHINGTON                      MD      20744   Single Family           20370301        368000
17181226          7.75 NORFOLK                              VA      23518   Condominium             20370301        359100
17181227         7.875 SUFFIELD                             CT      6078    Single Family           20370301        415500
17181229         8.375 PHOENIX                              AZ      85024   Single Family           20370301        321900
17181230         7.625 WESTON                               FL      33327   PUD                     20370101        603850
17181231         8.625 RANCHO CUCAMONGA                     CA      91730   Single Family           20370301        259250
17181233           1.5 BELL GARDENS                         CA      90201   2-4 Family              20370301        560000
17181234           8.5 LONG BEACH                           CA      90802   Condominium             20470301        218500
17181236           8.5 AVENTURA                             FL      33180   Condominium             20370301        507500
17181459             3 OCALA                                FL      34476   Single Family           20370401        183340
17181460          1.25 CHANDLER                             AZ      85249   PUD                     20470401        693750
17181461         8.625 HESPERIA                             CA      92345   Single Family           20470401        496000
17181462             8 SHERMAN OAKS                         CA      91403   Single Family           20370401        760000
17181464           1.5 MIAMI                                FL      33179   Condominium             20370401        126400
17181467           8.5 STUDIO CITY                          CA      91604   Single Family           20470401       1480000
17181468         8.625 BAY POINT                            CA      94565   Single Family           20470401        372000
17181470           8.5 EAST PALO ALTO                       CA      94303   Single Family           20370401        572000
17181471             1 BABYLON                              NY      11702   Single Family           20370401        251000
17181472          2.25 FAIRLAWN                             OH      44333   Single Family           20370301        448000
17181475         8.625 LAS VEGAS                            NV      89148   PUD                     20370401        228653
17181477          7.75 RIALTO                               CA      92377   Single Family           20370401        265000
17181478           1.5 BRENTWOOD                            CA      94513   Single Family           20370401        544000
17181481         8.125 OAK VIEW                             CA      93022   Single Family           20370401        560000
17181482             1 PUEBLO                               CO      81001   Single Family           20370401         88000
17181487           8.5 AURORA                               CO      80015   PUD                     20470401        207000
17181488         7.625 NORTH LAS VEGAS                      NV      89084   PUD                     20470401        280000
17181489             3 MESA                                 AZ      85208   PUD                     20370401        200000
17181490           2.5 RACINE                               WI      53403   2-4 Family              20370401        100000
17181491         8.625 ASHBURN                              VA      20148   PUD                     20370401        925000
17181412           8.5 HOMESTEAD                            FL      33033   Condominium             20370401        171500
17181413             2 OCALA                                FL      34476   Single Family           20370401        227000
17181414             9 CONCORD                              CA      94520   Single Family           20470401        521500
17181417           1.5 STUART                               FL      34994   Condominium             20370401        316000
17181418         8.125 CORAL SPRINGS                        FL      33065   Single Family           20370301        270750
17181419           1.5 FORT MYERS                           FL      33913   Condominium             20370401        165520
17181423             1 PEMBROKE PINES                       FL      33028   PUD                     20370401        592000
17181425         6.914 MORRO BAY                            CA      93442   Single Family           20370401        295750
17181426          8.25 INDIANAPOLIS                         IN      46221   Single Family           20370301         95200
17181427             1 CORAL SPRINGS                        FL      33071   Condominium             20370401        212800
17181428             1 COCOA                                FL      32926   Single Family           20370401        386000
17181429          8.25 STOCKTON                             CA      95206   Single Family           20370301        448000
17181431           2.5 BERKLEY                              MI      48072   Single Family           20370301        135100
17181432          8.25 LAS VEGAS                            NV      89148   Single Family           20370301        246800
17181434         8.625 COCONUT CREEK                        FL      33073   Single Family           20370301        313600
17181435         7.875 FRESNO                               CA      93705   Single Family           20370301        275200
17181436          8.75 MIAMI                                FL      33186   PUD                     20370301        165000
17181437           1.5 LAS VEGAS                            NV      89149   PUD                     20370401        246400
17181439          1.25 LA QUINTA                            CA      92253   Single Family           20470401        257000
17181440           8.5 WHITTIER                             CA      90604   Single Family           20370301        435000
17181441         6.375 HAIKU                                HI      96708   Single Family           20470401        484000
17181442          1.25 KISSIMMEE                            FL      34746   Condominium             20470401        259100
17181444         7.875 MOUNT LAUREL                         NJ      8054    Condominium             20370301        160000
17181445           1.5 ORLANDO                              FL      32811   Condominium             20370401        196000
17181447           2.5 NORTH LAS VEGAS                      NV      89031   PUD                     20370401        204000
17181448             1 TRUCKEE                              CA      96161   Single Family           20370401        628000
17181451         8.625 EAST FREEDOM                         PA      16637   Single Family           20370301         82500
17181452           2.5 MOHNTON                              PA      19540   Single Family           20370401        171500
17181453           3.5 ORLANDO                              FL      32808   PUD                     20370401        168150
17181454           3.5 NAPLES                               FL      34112   Single Family           20470401        276000
17181457          4.25 KANSAS CITY                          MO      64112   Single Family           20370401        148000
17181458          1.25 BRIGANTINE                           NJ      8203    Condominium             20470401        280000
17181400         8.375 DARBY                                MT      59829   Single Family           20470401        696000
17181405         8.875 BROOKSVILLE                          FL      34614   Single Family           20370401        197600
17181406          2.25 PORT HADLOCK                         WA      98339   Single Family           20470401        145000
17181408          1.75 PALISADES PARK                       NJ      7650    2-4 Family              20370401        704000
17181409             1 STUART                               FL      34994   Condominium             20370401        280000
17181210          7.75 COTATI                               CA      94931   Single Family           20470101        577500
17181211             8 DUCK CREEK VILLAGE                   UT      84762   Single Family           20361201        182000
17181212         7.625 LAS VEGAS                            NV      89119   Single Family           20361201        216000
17181213         7.875 CHUBBUCK                             ID      83202   Single Family           20370201        130400
17181214          8.25 MIAMI BEACH                          FL      33139   Condominium             20370201        780000
17181215          8.75 BRENTWOOD                            CA      94513   Single Family           20470201        600000
17181216         8.875 RANCHO CUCAMONGA                     CA      91737   Single Family           20470301        500000
17181217             2 BARSTOW                              CA      92311   Single Family           20370201        161600
17181218         8.875 CUPERTINO                            CA      95014   2-4 Family              20470201        953000
17181492           8.5 MIAMI                                FL      33180   Condominium             20470401        399000
17181494           1.5 SAN JOSE                             CA      95112   2-4 Family              20370401        608000
17181496           8.5 PITTSBURG                            CA      94565   Single Family           20370401        400000
17181498           2.5 MOUNTAIN VIEW                        CA      94043   Single Family           20370401        576000
17181499           1.5 MIRAMAR                              FL      33023   Single Family           20370401        319875
17216345         8.625 CAMARILLO                            CA      93012   Single Family           20370301        945000
17216507          1.25 SAN FRANCISCO                        CA      94134   Single Family           20470501        524800
17216300           8.5 ST PETERSBURG                        FL      33706   Condominium             20470301        320000
17216301         8.375 POMONA                               CA      91766   Single Family           20470301        352000
17216302         8.375 BROOKLYN                             NY      11216   2-4 Family              20370301        375000
17216303         8.375 HEMPSTEAD                            NY      11550   Single Family           20370301        308000
17216304           1.5 FREMONT                              CA      94536   Single Family           20370401        488000
17216305             1 MURRIETA                             CA      92563   Single Family           20370301        588000
17216306         8.625 POMONA                               CA      91766   Single Family           20370301        317550
17216307           1.5 BAKERSFIELD                          CA      93307   Single Family           20370401        188000
17216308             1 PATTERSON                            CA      95363   PUD                     20370401        453000
17216309         8.625 DECATUR                              GA      30034   Single Family           20370301        135000
17219619             8 EUSTIS                               FL      32736   Single Family           20370301       1024985
17216310          2.75 ALISO VIEJO                          CA      92656   Single Family           20370401        650000
17216311           1.5 LOS ANGELES                          CA      90047   Single Family           20370401        250000
17216312             1 LAKEWOOD                             CA      90712   Single Family           20370401        356000
17216313          1.75 CARSON                               CA      90745   Single Family           20370401        460000
17216314             1 WHITTIER                             CA      90606   Single Family           20370401        380000
17216315           1.5 LOS ANGELES                          CA      90061   Single Family           20370401        356000
17216316           1.5 NORTH HOLLYWOOD AREA                 CA      91605   Single Family           20370401        370000
17216317             1 WEST PALM BEACH                      FL      33407   Single Family           20370401        310000
17219620          7.75 CAPE CORAL                           FL      33993   Single Family           20370301      207376.3
17216318           1.5 GARDENA                              CA      90249   Single Family           20370401        420000
17219621         7.875 PANAMA CITY BEACH                    FL      32413   Single Family           20370301        992785
17216319           1.5 ROSWELL                              GA      30075   PUD                     20370401        431200
17219623         8.375 PORT ORCHARD                         WA      98367   Single Family           20361001        313500
17219624             1 LONGBOAT KEY                         FL      34228   Single Family           20370401        787485
17219625          8.25 MIAMI                                FL      33131   Condominium             20360701        315138
17219626             1 SEVIERVILLE                          TN      37876   Single Family           20370401     133642.22
17219628         8.875 WILLIAMS BAY                         WI      53191   Single Family           20370101       2800000
17216400         7.875 KENT                                 WA      98092   PUD                     20370501        706500
17216401           8.5 SALT LAKE CITY                       UT      84109   2-4 Family              20370401        245000
17216320          1.75 SAN JOSE                             CA      95129   Single Family           20370401        451600
17216321             1 FEDERAL WAY                          WA      98023   Single Family           20370401        238000
17216402         6.125 ORLANDO                              FL      32810   Condominium             20470401        153600
17216322             1 DAVENPORT                            FL      33896   Single Family           20370401        183750
17216403          1.25 SONOMA                               CA      95476   PUD                     20470401        742500
17216323             1 QUEEN CREEK                          AZ      85242   PUD                     20370401        637000
17216404           2.5 PLAYA DEL REY                        CA      90293   Single Family           20370501       1049300
17216405         8.058 NORTHRIDGE                           CA      91326   Single Family           20370401        416000
17216325          1.75 SAN JOSE                             CA      95136   Single Family           20370401        460000
17216406             2 CORAL SPRINGS                        FL      33071   Single Family           20370401        213200
17216326           1.5 ELLENTON                             FL      34222   PUD                     20370401        220500
17216407             1 YORBA LINDA                          CA      92887   Single Family           20370401        371900
17216408             1 LOS ANGELES                          CA      90006   2-4 Family              20370401        671250
17219630         8.875 GLENCOE                              IL      60022   Single Family           20370101        435000
17216328          1.25 LAVEEN                               AZ      85339   PUD                     20370401        124500
17216409             1 LOS ANGELES                          CA      90017   Single Family           20370401        389000
17216329          9.25 LONG BEACH                           CA      90805   Single Family           20370301        384000
17219632         7.625 SAN JUAN CAPISTRANO                  CA      92675   Single Family           20470301       1500000
17219634           1.5 PLANTATION                           FL      33317   Single Family           20370401        273750
17219636          1.25 CARMEL                               CA      93923   Single Family           20470401        317000
17219637             9 CORONA                               CA      92881   Single Family           20470201        380000
17219638         7.625 BROOKLYN                             NY      11233   2-4 Family              20470201        616000
17216410             1 LOS ANGELES                          CA      90017   Condominium             20370401        421600
17216330             8 SANTA BARBARA                        CA      93110   Single Family           20370301        505000
17216411             2 BALTIMORE                            MD      21214   2-4 Family              20370401        195000
17216412          2.25 DAVENPORT                            FL      33897   Single Family           20370401        194000
17216331             3 WILDWOOD                             NJ      8260    Condominium             20370401        397500
17216413             1 SANTA ANA                            CA      92704   Single Family           20370401        508000
17216332             1 EL SEGUNDO                           CA      90245   Single Family           20370401        688000
17216333             1 MENLO PARK                           CA      94025   Single Family           20370401        787500
17216414          2.25 WATER MILL                           NY      11976   Condominium             20370401        671250
17216415             1 NEWPORT BEACH                        CA      92663   Single Family           20370401        345000
17216335         8.375 MORENO VALLEY                        CA      92551   Single Family           20470301        360000
17216416             2 LOS ANGELES                          CA      91605   Single Family           20470401        523200
17216336         8.875 PATTERSON                            CA      95363   Single Family           20470301        496000
17216417           9.5 BUCKEYE                              AZ      85326   PUD                     20370301        285000
17216337             1 WASHINGTON                           DC      20002   Single Family           20370401        249000
17216338             1 FLORIDA CITY                         FL      33034   Single Family           20370401        260000
17219641         8.375 OXNARD                               CA      93035   Single Family           20370501       1460000
17216419             9 WHITTIER                             CA      90606   Single Family           20470401        412000
17216339           1.5 COLTON                               CA      92324   Single Family           20370401        280000
17219642           1.5 BRICK                                NJ      8723    Single Family           20370501        106000
17219643             1 KALAHEO                              HI      96741   Single Family           20370401        459200
17219647             8 BRENTWOOD                            CA      94513   Single Family           20370501        633600
17219648             1 LAS VEGAS                            NV      89103   Condominium             20370501        997500
17219649         8.375 MILFORD                              CT      6460    Single Family           20370501        229000
17216500             1 LOS ANGELES                          CA      90011   Single Family           20370501        235000
17216501           7.5 THOUSAND OAKS                        CA      91362   Single Family           20370501        624000
17216420             9 INDIO                                CA      92203   Single Family           20470401        311000
17216340          2.25 SCOTTSDALE                           AZ      85255   PUD                     20370401        649999
17216502          7.75 RESEDA                               CA      91335   Single Family           20370401        355000
17216421             3 VILLA PARK                           IL      60181   Single Family           20370401        239400
17216341             1 GLENDALE                             CA      91207   Single Family           20370401        241000
17216503             1 REHOBOTH BEACH                       DE      19971   Single Family           20370501        184000
17216422           8.5 SANTA ANA                            CA      92703   Single Family           20370301        520000
17216342           1.5 UPPER MARLBORO                       MD      20772   Single Family           20370401        520000
17216423         8.375 RESEDA                               CA      91335   Condominium             20370301        336000
17216504             1 NAPLES                               FL      34104   Condominium             20370401        343888
17216343           1.5 RANDALLSTOWN                         MD      21133   Single Family           20370401        525000
17216505          1.25 SAN JOSE                             CA      95148   Single Family           20470401        900000
17216344           1.5 BEAUMONT                             CA      92223   Single Family           20370401        300500
17216506          1.25 HERNDON                              VA      20170   PUD                     20470501        190490
16560158          8.25 TEMPLE TERRACE                       FL      33637   Condominium             20360801         94392
17181200         7.875 HOMOSASSA                            FL      34446   Single Family           20470201        128100
17181281          1.75 FARMINGTON HILLS                     MI      48331   Single Family           20370401        205000
17181285             2 PAGOSA SPRINGS                       CO      81147   PUD                     20370401        131000
17181288          1.25 PHOENIX                              AZ      85020   Single Family           20370401        838500
17181298          2.25 SEATTLE                              WA      98133   Single Family           20370301        224000
17181320          8.75 MIAMI                                FL      33141   Condominium             20370301        164800
17181325          1.75 NOVI                                 MI      48375   Single Family           20370401        307600
17181328             1 WESTON                               FL      33327   PUD                     20370401        332000
17181338          8.25 CANASTOTA                            NY      13032   Single Family           20370301        104000
17181344          8.25 STATEN ISLAND                        NY      10305   2-4 Family              20470401        440000
17181350             1 RENO                                 NV      89506   PUD                     20370401        164640
17181379             1 LONGBOAT KEY                         FL      34228   Single Family           20370401       1610000
17181388          1.25 RAMSEY                               MN      55303   Condominium             20370401        138250
17181401             9 LOS ANGELES                          CA      90017   2-4 Family              20370401        553000
17181404         8.125 KISSIMMEE                            FL      34746   Condominium             20470401        243200
17181410           2.5 COOS BAY                             OR      97420   Single Family           20370401        236250
17181424          1.75 WAIPAHU                              HI      96797   Condominium             20470401        244000
17181430             1 PHELAN                               CA      92371   Single Family           20370401        227000
17181433         8.125 LAS VEGAS                            NV      89118   Single Family           20470301        945000
17181446         7.375 KIHEI                                HI      96753   Condominium             20470401        305900
17181449         8.625 PALM COAST                           FL      32137   Single Family           20370401        240000
17181466         7.125 WEDDINGTON                           NC      28104   PUD                     20370401        755330
17181474             1 WEST WARWICK                         RI      2893    Single Family           20370401        136500
17181485         8.625 INGLEWOOD                            CA      90301   2-4 Family              20370401        591500
17181493             1 SAN JOSE                             CA      95133   Condominium             20370401        308000
17181502          1.25 LAS VEGAS                            NV      89178   PUD                     20470401        296000
17181504         7.875 SANTA CLARITA                        CA      91321   Single Family           20370401        440000
17181507             9 BULLHEAD CITY                        AZ      86442   2-4 Family              20470401        238000
17181544         8.625 LAS VEGAS                            NV      89178   PUD                     20370401        584500
17181549             1 HUNTINGDON VALLEY                    PA      19006   Single Family           20370401        436000
17181554          1.75 COLOMA                               MI      49038   Single Family           20370401        260000
17181555          2.75 JEFFERSON                            GA      30549   PUD                     20470401        264000
17181561          1.25 DORAL                                FL      33178   PUD                     20370401        297691
17181567          8.25 TAMPA                                FL      33615   Single Family           20470401        180800
17181574          8.25 RENO                                 NV      89521   Single Family           20470401        384000



LOAN            FIRST       LOAN               MI                     MERS          MARGIN     NEXT        MAX       MIN     PER
SEQ             PAY         TO                                        ID1                      RATE        RATE      RATE    RATE
                DATE        VALUE                                                              ADJ                           CAP
                                                                                               DATE1
17077545       20070101     56.22000122    No MI                  1.00E+17            2.25    20111201     12.25    2.25       1 e
17077546       20070101     76.91999817    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
17077547       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17077548       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17077496       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17077497       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17077498       20070401     79.98999786    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077499       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077500       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17077501       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17077502       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077503       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17077504       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077505       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077506       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077508       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077509       20070401              80    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17077510       20070401              75    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077511       20070401              80    No MI                  1.00E+17            2.25    20120301    11.875    2.25       1 e
17077512       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077513       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077514       20070401              80    No MI                  1.00E+17            2.25    20120301    12.125    2.25       1 e
17077515       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077516       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077517       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077518       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17077519       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17077520       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17077480       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077481       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17077482       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17077483       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17077484       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077485       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077486       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077487       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077488       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077489       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17077491       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077492       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17077493       20070401     79.98000336    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077494       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17077495       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17077449       20070401              80    No MI                  1.00E+17            2.25    20120301    11.875    2.25       1 e
17077450       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077451       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077453       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17077458       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077459       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077460       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17077461       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077463       20070401              80    No MI                  1.00E+17            2.25    20120301    12.125    2.25       1 e
17077464       20070401     71.37999725    No MI                  1.00E+17            2.25    20120301        11    2.25       1 e
17077465       20070401              80    No MI                  1.00E+17            2.25    20120301    12.125    2.25       1 e
17077466       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077467       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17077468       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077469       20070401     79.04000092    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17077470       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17077471       20070401     74.76000214    No MI                  1.00E+17            2.25    20120301      11.5    2.25       1 e
17077474       20070401              80    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17077476       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17077477       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17077478       20070401     79.98999786    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17077479       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17076254       20070401              80    No MI                  1.00E+17            2.25    20120301    12.125    2.25       1 e
17076255       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17076257       20070401     79.98999786    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17076258       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17076259       20070401              80    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17076261       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17076252       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17076253       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17059703       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17059704       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17059705       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059706       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17059707       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17059708       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17059709       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059710       20070301     74.30999756    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17059711       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059712       20070301     67.94999695    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17059713       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17059714       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059715       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17059716       20070401              80    No MI                  1.00E+17            2.25    20120301    11.875    2.25       1 e
17059717       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059718       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17059719       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17059721       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17059722       20070301              75    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17059723       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059724       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17059725       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17059726       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059727       20070401              75    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17059728       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17059729       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17059730       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17059732       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17059733       20070401     79.05000305    No MI                  1.00E+17            2.25    20120301        12    2.25       1 e
17059734       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17059735       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17059736       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17059737       20070301     49.86999893    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17059738       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17059739       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17059740       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059743       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17059744       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17059745       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17059746       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17059747       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17059748       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17059749       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17059750       20070301     66.87999725    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17059751       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17059752       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17059753       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17059696       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17059697       20070401              80    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17059698       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17059699       20070301     69.12999725    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17059700       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17059702       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17053546       20070401     74.06999969    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17053547       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17053548       20070401              80    No MI                  1.00E+17            2.25    20120301      13.5    2.25       1 e
17053549       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17053550       20070401     58.13999939    No MI                  1.00E+17            2.25    20120301     11.75    2.25       1 e
17053551       20070401              75    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17053552       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17053553       20070401     76.66999817    No MI                  1.00E+17            2.25    20120301     11.75    2.25       1 e
17053555       20070401              80    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17053556       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17053557       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17053558       20070401     55.31999969    No MI                  1.00E+17            2.25    20120301    11.375    2.25       1 e
17053559       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17053560       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17053561       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17053562       20070401              80    No MI                  1.00E+17            2.25    20120301      13.5    2.25       1 e
17053563       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17053564       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17053565       20070401     78.69999695    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17053566       20070401              80    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17053567       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17053568       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17053569       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17053570       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17053572       20070301              80    No MI                  1.00E+17            2.25    20120201     12.99    2.25       1 e
17053574       20070401              80    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17053575       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17053576       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17053577       20070401     76.94000244    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17053578       20070301     61.34000015    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17053580       20070401              80    No MI                  1.00E+17            2.25    20120301    12.125    2.25       1 e
17053581       20070401     67.26999664    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17053582       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17053583       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17053584       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17053585       20070401              80    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17053586       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
17053587       20070301              80    No MI                  1.01E+17            2.25    20120201    13.375    2.25       1 e
17053588       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17053590       20070101              80    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
17053591       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17053593       20070301     76.08999634    No MI                  1.01E+17            2.25    20120201     13.25    2.25       1 e
17053594       20070301              80    No MI                  1.01E+17            2.25    20120201    12.375    2.25       1 e
17053595       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17053596       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17053597       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17053598       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17053599       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
17053601       20070301              80    No MI                  1.00E+17            2.75    20120201     13.25    2.75       1 e
17053602       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17053603       20070301              80    No MI                  1.00E+17            2.75    20120201     12.75    2.75       1 e
17053604       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17053605       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17053606       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17053609       20070301              80    No MI                  1.00E+16            2.75    20120201     12.75    2.75       1 e
17053610       20070301              80    No MI                                      2.75    20120201     12.75    2.75       1 e
17053611       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17053612       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17041356       20070101     74.51999664    No MI                  1.00E+17           3.242    20111201        13   3.242       1 e
17041357       20070201     79.98999786    No MI                  1.00E+17           2.992    20120101     12.75   2.992       1 e
17041358       20070101     65.22000122    No MI                  1.00E+17            2.25    20111201        12    2.25       1 e
17041359       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
17041360       20070101     49.09000015    No MI                  1.00E+17            2.25    20111201        12    2.25       1 e
17041361       20070301     39.29000092    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17041362       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
17041363       20070201     78.88999939    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17041364       20070201     73.65000153    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17041365       20070201     76.97000122    No MI                  1.00E+17            2.85    20120101     12.65    2.85       1 e
17033969       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17033970       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17033971       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17033972       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17033973       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17033974       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17033975       20070301     62.74000168    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17033976       20070301              70    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17033977       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17020173       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020174       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020175       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020176       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020177       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020178       20070301     68.61000061    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020179       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020180       20070301     78.02999878    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020181       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020182       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020183       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020184       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020185       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020186       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020187       20070301              55    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020188       20070301     72.98999786    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020189       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020191       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020192       20070301     71.58999634    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020193       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020194       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020195       20070301     77.41999817    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020196       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17020197       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17020198       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020199       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020201       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020202       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020203       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020204       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020205       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020206       20070301              75    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17020207       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
17020208       20070301     41.59999847    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17020209       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020210       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020211       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020212       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020213       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020214       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17020215       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020216       20070301              70    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17020217       20070301     72.91999817    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020218       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020219       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020220       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020221       20070301              75    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020222       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020224       20070301     79.87000275    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020225       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020226       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020227       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020228       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020229       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020230       20070301     76.61000061    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020231       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020232       20070301     78.56999969    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020233       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020236       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020237       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17020238       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020240       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020241       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020242       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020243       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020244       20070301              83    PMI                    1.00E+17            2.25    20120201      12.5    2.25       1 e
17020245       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17020247       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020248       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17020249       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17020250       20070301              85    Mortgage Guaranty In   1.00E+17            2.25    20120201    12.125    2.25       1 e
17020251       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020252       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020253       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020254       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020255       20070301              52    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020256       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020257       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020258       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020259       20070301     68.97000122    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020260       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020261       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020262       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020263       20070301     79.20999908    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020264       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020265       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020266       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020267       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020268       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020269       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020270       20070301     63.24000168    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020271       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020272       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17020273       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020274       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020275       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020276       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020277       20070301              80    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17020278       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020280       20070301              75    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17020281       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020282       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17020283       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17020285       20070301     69.63999939    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020286       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020287       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020288       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020289       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020290       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020291       20070301     79.29000092    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020292       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020293       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17020294       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020295       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020296       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020297       20070301           79.25    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020298       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020299       20070301              67    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
17020300       20070301     74.94000244    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020301       20070301     79.43000031    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020302       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020303       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020304       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020306       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020307       20070301     78.59999847    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17020308       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020309       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020310       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020311       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020312       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17020313       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020314       20070301     74.98999786    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020315       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020316       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020317       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020318       20070301              75    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17020319       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020320       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020321       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020322       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020323       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020324       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020325       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020326       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020327       20070301     62.77999878    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17020328       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020329       20070301     44.50999832    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17020330       20070301              70    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020331       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17020332       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020333       20070301              75    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020334       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020335       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020336       20070301     79.87000275    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17020337       20070301     55.99000168    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17021407       20070301     75.83999634    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021408       20070301              75    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021410       20070301     74.44999695    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021412       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021413       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021414       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17021415       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021417       20070301     47.83000183    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17021418       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021419       20070301     66.66000366    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021420       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021421       20070301              75    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021423       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17021424       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17021425       20070301     79.79000092    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021426       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
17021427       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17021429       20070101              80    No MI                  1.00E+17            2.25    20111201    12.875    2.25       1 e
17021430       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021431       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17021432       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17021433       20070301              80    No MI                  1.00E+17            2.25    20120201     12.99    2.25       1 e
17021434       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021435       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021436       20070301     79.55000305    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021437       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021438       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021439       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021440       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17021441       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021443       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17021444       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021445       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021446       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021447       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021448       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021450       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021451       20070301     49.09000015    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17021452       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021453       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17021454       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021456       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021457       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021458       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021459       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021460       20070301     79.04000092    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021461       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021462       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021463       20070301     79.91000366    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021464       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021465       20070301              65    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021466       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021467       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021469       20070301     79.98000336    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021470       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021471       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021472       20070301     52.04000092    No MI                  1.00E+17            2.25    20120201     11.25    2.25       1 e
17021513       20070301              80    No MI                  1.00E+17            2.75    20120201      12.5    2.75       1 e
17056654       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17056655       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17056656       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17056659       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17056660       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17056661       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17056663       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17056665       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17056666       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021473       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021474       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021475       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021476       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021477       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021478       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021479       20070301              80    No MI                  1.00E+17            2.25    20120201     11.99    2.25       1 e
17021480       20070301           79.25    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021481       20070301              75    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021482       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021483       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021484       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021485       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021486       20070301     78.34999847    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021487       20070101              80    No MI                  1.01E+17            2.25    20111201    13.375    2.25       1 e
17021489       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021490       20070101              80    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
17021491       20070101              80    No MI                  1.00E+17            2.75    20111201    11.875    2.75       1 e
17021492       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021493       20070201              85    United Guaranty        1.00E+17            2.25    20120101     12.25    2.25       1 e
17021495       20070201     77.55000305    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17021497       20070201     79.76000214    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
17021498       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
17021499       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
17021500       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
17021501       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17021502       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
17021503       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17021504       20070201              80    No MI                  1.00E+17            2.75    20120101    12.375    2.75       1 e
17021505       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
17021506       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17021507       20070301              80    No MI                  1.01E+17            2.25    20120201     13.25    2.25       1 e
17021508       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17021509       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
17021511       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17021512       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020122       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020123       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020124       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020125       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020126       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020127       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
17020128       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020129       20070301              80    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
17020130       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020131       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020132       20070301     79.98000336    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020133       20070301     40.81999969    No MI                  1.00E+17            2.25    20120201    11.125    2.25       1 e
17020136       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020138       20070301     73.91999817    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020139       20070301     78.33000183    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020140       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020141       20070301              69    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020143       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17020144       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020145       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17020146       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020147       20070301     60.34000015    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020148       20070301              80    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17020149       20070301              80    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17020150       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020151       20070301     79.01000214    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020152       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020153       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020154       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17020155       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17020157       20070301     61.79000092    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17020158       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020160       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17020161       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020162       20070301     72.44000244    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17020163       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020164       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17020165       20070301     48.68000031    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
17020166       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17020167       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17020168       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17020169       20070201     79.93000031    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
17020170       20070301     78.91999817    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17020171       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17020172       20070301     79.33000183    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17012345       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17012346       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17012348       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17012349       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17012350       20070301              65    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17012351       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17012352       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17012353       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17012354       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17012355       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17013081       20070301              80    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17013082       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17013083       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17013084       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17013085       20070201     79.04000092    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
17013086       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17013087       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17013088       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17013089       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17013090       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17013091       20070201              80    No MI                  1.00E+17            2.75    20120101    12.625    2.75       1 e
17013092       20070301              80    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17013093       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013094       20070301     49.43999863    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17013096       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17013097       20070301     59.72999954    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17013098       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
17013099       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17013100       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
17013101       20070201     77.22000122    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
17013102       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013103       20070201     63.40999985    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
17013105       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17013106       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17013107       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17013108       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17013109       20070301     78.27999878    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17013111       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17013112       20070301     49.02000046    No MI                  1.00E+17            2.25    20120201     11.25    2.25       1 e
17013114       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17013115       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17013116       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17013117       20070301     79.88999939    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17013118       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013119       20070301     74.12000275    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17013120       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17013121       20070201              80    No MI                  1.00E+17            2.25    20120101     12.99    2.25       1 e
17013122       20070301           60.75    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17013123       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17013124       20070201     79.44999695    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
17013125       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17013126       20070201     79.88999939    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
17013127       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17013128       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17013129       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17013130       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17013131       20070301              75    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17013132       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17013133       20070301     77.94000244    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17013134       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17013135       20070301     73.02999878    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17013136       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17013137       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17013138       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17013139       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
17013140       20061201              80    No MI                  1.00E+17            2.25    20111101     12.75    2.25       1 e
17013141       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
17013142       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013143       20070101              80    No MI                  1.00E+17            2.25    20111201    13.375    2.25       1 e
17013144       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17013145       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013146       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013147       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
17013148       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
17013149       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17013150       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
17013151       20070201              80    No MI                  1.01E+17            2.25    20120101    12.125    2.25       1 e
17013152       20070101              80    No MI                  1.00E+17            2.25    20111201     11.75    2.25       1 e
17013153       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013154       20070101              80    No MI                  1.00E+17            2.25    20111201      11.5    2.25       1 e
17013155       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
17013156       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
17013157       20070201              80    No MI                  1.01E+16            2.25    20120101     12.75    2.25       1 e
17013158       20070201              80    No MI                  1.00E+16            2.25    20120101    12.625    2.25       1 e
17013159       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
17013160       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013161       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
17013162       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
17013163       20070201              80    No MI                  1.00E+17            2.75    20120101    12.375    2.75       1 e
17013164       20070201              80    No MI                  1.00E+17            2.75    20120101    12.125    2.75       1 e
17014026       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17014027       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17014028       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17014029       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17014030       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17014031       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17014032       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17014033       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17014034       20070301              75    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17014035       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17014036       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17014037       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17014038       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17014039       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17014040       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
16983952       20070201     64.91000366    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989539       20070201     79.66000366    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989688       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16833580       20061201              80    No MI                  1.00E+17            2.25    20111101    11.875    2.25       1 e
16804206       20061201              80    No MI                  1.00E+17            2.25    20111101      12.5    2.25       1 e
16825860       20070101              80    No MI                  1.00E+17            2.25    20111201     12.75    2.25       1 e
16847128       20070201     79.98000336    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
17021561       20070301     59.52000046    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17052640       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021542       20070301     58.04000092    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021550       20070301     72.87000275    No MI                  1.00E+17            2.25    20120201    11.125    2.25       1 e
17021573       20070301     43.66999817    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021555       20070301     75.83999634    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021603       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17021571       20070301            62.5    No MI                  1.00E+17            2.25    20120201    11.375    2.25       1 e
17021551       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021566       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021578       20070301     79.73999786    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021596       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17021586       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021572       20070301     52.88000107    No MI                  1.00E+17            2.25    20120201     11.25    2.25       1 e
17021539       20070301     69.51000214    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021538       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17021606       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17021605       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021597       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021595       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17021545       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021602       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021560       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021582       20070301     53.63999939    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021592       20070301     75.79000092    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021577       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17052638       20070401     77.70999908    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17021569       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021608       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17021604       20070301     77.19999695    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021587       20070301     79.09999847    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021574       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021549       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021618       20070301              80    No MI                  1.00E+17            2.25    20120201     12.99    2.25       1 e
17021583       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021614       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021558       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021557       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021593       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021584       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17021607       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021624       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021600       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17021581       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021562       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021565       20070301     70.58999634    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021609       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021612       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021589       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021617       20070301              70    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021598       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17052645       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021599       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021611       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17021552       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021553       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021576       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17052660       20070401     63.09999847    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17021629       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17021567       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021619       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17021632       20070301     73.45999908    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021559       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021547       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021591       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021631       20070301              80    No MI                  1.00E+17            2.25    20120201     12.99    2.25       1 e
17021588       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021623       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17021570       20070301     76.38999939    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021615       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021590       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17052659       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17021575       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021634       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021563       20070301     67.70999908    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021616       20070301     79.20999908    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17052666       20070401              80    No MI                  1.00E+17            2.25    20120301    12.125    2.25       1 e
17021622       20070301     79.98000336    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17052682       20070401     73.33000183    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17052652       20070401              80    No MI                  1.00E+17            2.25    20120301    12.125    2.25       1 e
17021633       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021628       20070301     79.98000336    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021626       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17052673       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17021627       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17021625       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17052670       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17021613       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17052671       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17052646       20070401     47.61999893    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17052674       20070401     77.88999939    No MI                  1.00E+17            2.25    20120301    11.875    2.25       1 e
17052647       20070401     79.47000122    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17021579       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17052688       20070401     56.52000046    No MI                  1.00E+17            2.25    20120301    11.375    2.25       1 e
17052641       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021621       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17052678       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17021630       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17052662       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17052654       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17021585       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17052649       20070401              67    No MI                  1.00E+17            2.25    20120301     11.75    2.25       1 e
17052664       20070301     79.95999908    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17052665       20070401     79.30999756    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17021610       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17052676       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17052691       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17052677       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17021635       20070301     69.23000336    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17052648       20070401     78.87999725    No MI                  1.00E+17            2.25    20120301     11.75    2.25       1 e
17052672       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17052683       20070401     29.40999985    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17052644       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17052663       20070401     76.83999634    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17052668       20070301              80    No MI                  1.00E+17            2.25    20120201      13.5    2.25       1 e
17052651       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17052692       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17052667       20070401     77.43000031    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17052690       20070401              60    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17052639       20070301              80    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
17052675       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17052687       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17052643       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17052657       20070401              80    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17052658       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17052679       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17052689       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17052650       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17052694       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17052656       20070401     79.98999786    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17052680       20070401              80    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17052693       20070401     79.98999786    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17052642       20070401     73.79000092    No MI                  1.00E+17            2.25    20120301    11.875    2.25       1 e
17052685       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17052653       20070401     79.44000244    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17052655       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17052696       20070401     79.12999725    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17052686       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17052695       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
16590998       20061001              80    No MI                  1.00E+17            2.25    20110901    12.625    2.25       1 e
17021537       20070301     77.70999908    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021554       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17021568       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021564       20070301              80    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
17021556       20070301              70    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021540       20070401     71.97000122    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17021543       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021541       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021546       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
16980006       20070301              76    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17021548       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
16980008       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16825837       20070101     89.91000366    PMI                    1.00E+17            2.25    20111201     11.75    2.25       1 e
16847069       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16666466       20061101              80    No MI                  1.00E+17            2.25    20111001        12    2.25       1 e
16769349       20061201              75    No MI                  1.00E+17            2.75    20111101     11.75    2.75       1 e
16774753       20061201     79.13999939    No MI                  1.00E+17            2.25    20111101    12.625    2.25       1 e
16774760       20061201              80    No MI                  1.00E+17            2.25    20111101        12    2.25       1 e
16769272       20061201              80    No MI                  1.00E+17            2.75    20111101    13.763    2.75       1 e
16769320       20061201              75    No MI                  1.00E+17            2.75    20111101    11.875    2.75       1 e
16769123       20061101     71.08999634    No MI                  1.00E+17            2.75    20111001      12.5    2.75       1 e
16769124       20061001              80    No MI                  1.00E+17            2.75    20110901        13    2.75       1 e
16769133       20061101              80    No MI                  1.00E+17            2.75    20111001    13.125    2.75       1 e
16769140       20061101              70    No MI                  1.00E+17            2.75    20111001    12.875    2.75       1 e
16769154       20061101              80    No MI                  1.00E+17            2.75    20111001     12.25    2.75       1 e
16769186       20061101              80    No MI                  1.00E+17            2.75    20111001        12    2.75       1 e
16769204       20061201     79.20999908    No MI                  1.00E+17            2.75    20111101    13.375    2.75       1 e
16769223       20061201     74.98999786    No MI                  1.00E+17            2.75    20111101        13    2.75       1 e
16769238       20061201              75    No MI                  1.00E+17            2.75    20111101     12.55    2.75       1 e
16769252       20061101              80    No MI                  1.00E+17            2.75    20111001    12.625    2.75       1 e
17052669       20070401     79.76999664    No MI                  1.00E+17            2.25    20120301    11.875    2.25       1 e
17021620       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021544       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17052681       20070401     77.16999817    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17021580       20070301     77.76999664    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
16845236       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16836973       20070101     78.73000336    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16836977       20070101              80    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16836979       20070101              80    No MI                  1.00E+17            2.25    20111201     12.75    2.25       1 e
16836981       20070101              80    No MI                  1.00E+17            2.25    20111201    11.875    2.25       1 e
16836469       20061201              80    No MI                  1.00E+17            2.25    20111101        12    2.25       1 e
16836472       20070101              80    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
16836485       20070101              80    No MI                  1.00E+17            2.25    20111201    12.125    2.25       1 e
16836489       20070101              80    No MI                  1.00E+17            2.25    20111201        13    2.25       1 e
16836500       20070101              80    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16836831       20070101              80    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
16836834       20070101              70    No MI                  1.00E+17            2.25    20111201      11.5    2.25       1 e
16836835       20070101              80    No MI                  1.00E+17            2.25    20111201      11.5    2.25       1 e
16836850       20070101              80    No MI                  1.00E+17            2.25    20111201        12    2.25       1 e
16836861       20070101              80    No MI                  1.00E+17            2.25    20111201    13.125    2.25       1 e
16836873       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16836876       20070101              80    No MI                  1.00E+17            2.25    20111201    12.875    2.25       1 e
16836881       20070101              80    No MI                  1.00E+17            2.25    20111201    12.125    2.25       1 e
16836882       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16836885       20070101              80    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16836889       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16836893       20070101              80    No MI                  1.00E+17            2.25    20111201        12    2.25       1 e
16836901       20070101              80    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16836907       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16836913       20070101              80    No MI                  1.00E+17            2.25    20111201     12.75    2.25       1 e
16836929       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16836940       20070101     77.22000122    No MI                  1.00E+17            2.25    20111201    12.875    2.25       1 e
16836950       20070101              80    No MI                  1.00E+17            2.25    20111201     12.75    2.25       1 e
16836780       20070101              80    No MI                  1.00E+17            2.25    20111201     12.75    2.25       1 e
16836787       20070101              80    No MI                  1.00E+17            2.25    20111201     12.75    2.25       1 e
16836792       20070101              80    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16836802       20070101              80    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
16836804       20070101              80    No MI                  1.00E+17            2.25    20111201    12.125    2.25       1 e
16836807       20070101     74.33999634    No MI                  1.00E+17            2.25    20111201    12.125    2.25       1 e
16836810       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16836811       20070101              80    No MI                  1.00E+17            2.25    20111201    12.875    2.25       1 e
16836816       20070101              80    No MI                  1.00E+17            2.25    20111201     12.25    2.25       1 e
16833568       20070101              80    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16833471       20070101              80    No MI                  1.00E+17            2.25    20111201    12.875    2.25       1 e
16833546       20061201              80    No MI                  1.00E+17            2.25    20111101     12.99    2.25       1 e
16827606       20061201     74.30999756    No MI                  1.00E+17            2.25    20111101     13.25    2.25       1 e
16827609       20061201     66.91000366    No MI                  1.00E+17            2.25    20111101    12.875    2.25       1 e
16827613       20070101              54    No MI                  1.00E+17            2.25    20111201        12    2.25       1 e
16827632       20061201     74.98999786    No MI                  1.00E+17            2.75    20111101      12.5    2.75       1 e
16827640       20070101              80    No MI                  1.00E+17            2.75    20111201     12.99    2.75       1 e
16827562       20061101     92.95999908    PMI                    1.00E+17            3.75    20111001     12.75    3.75       1 e
16827599       20061201              80    No MI                  1.00E+17            2.75    20111101      12.5    2.75       1 e
16641431       20061001              80    No MI                  1.00E+17            2.25    20110901        13    2.25       1 e
16774765       20061201              80    No MI                  1.00E+17            2.25    20111101    12.875    2.25       1 e
16774769       20061201              80    No MI                  1.00E+17            2.25    20111101    12.875    2.25       1 e
16774779       20061201              80    No MI                  1.00E+17            2.25    20111101        12    2.25       1 e
16774782       20061201              75    No MI                  1.00E+17            2.25    20111101    12.625    2.25       1 e
17021535       20070301     71.98000336    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021528       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17021534       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17021521       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17021532       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021533       20070301     78.09999847    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17052633       20070301              79    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17052630       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17021520       20070301     74.98999786    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17052632       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021517       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17021514       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17052635       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021536       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17021515       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17052636       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17052627       20070401     79.98999786    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17021522       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17052629       20070401              80    No MI                  1.00E+17            2.25    20120301    11.875    2.25       1 e
17052637       20070401     65.48999786    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17052628       20070401     31.57999992    No MI                  1.00E+17            2.25    20120301      11.5    2.25       1 e
17052634       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
16774756       20061201     66.58999634    No MI                  1.00E+17            2.25    20111101      12.5    2.25       1 e
16774759       20061201              80    No MI                  1.00E+17            2.25    20111101      12.5    2.25       1 e
16989599       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989600       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989601       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989602       20070201              75    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989603       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989604       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989605       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989606       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989607       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989608       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989609       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989610       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989611       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989612       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989613       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989614       20070101              80    No MI                  1.00E+17            2.25    20111201     12.75    2.25       1 e
16989615       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989616       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989617       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989618       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989619       20070201            78.5    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989620       20070201     79.98000336    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989621       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989622       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989623       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989624       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989625       20070201              80    No MI                  1.00E+17            2.25    20120101    11.375    2.25       1 e
16989626       20070201     78.91000366    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989627       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989628       20070201              80    No MI                  1.00E+17            2.25    20120101    10.875    2.25       1 e
16989629       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989630       20070201              70    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989631       20070201     79.30000305    No MI                  1.00E+17            2.25    20120101    11.375    2.25       1 e
16989632       20070201     78.26000214    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989633       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989634       20070201              70    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989635       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989636       20070201     70.56999969    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989637       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989638       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989639       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989640       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989641       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989642       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989643       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989644       20070201              75    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989645       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989646       20070201     68.80999756    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989647       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989648       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989649       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989650       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989651       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989653       20070201     77.51000214    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989654       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16989655       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989656       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989657       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989658       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989659       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989660       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989661       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989662       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989663       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989664       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989665       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989666       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989667       20070201     78.33999634    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989668       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989669       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989670       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989671       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989672       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989673       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989674       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989675       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989676       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989677       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989678       20070201     76.23000336    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989679       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989680       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989681       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989682       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989683       20070201     79.98000336    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989684       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989685       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989686       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989687       20070201     79.98000336    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989689       20070201     53.13000107    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989690       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989691       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989692       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989693       20070201              75    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989694       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989695       20070201              75    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989696       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989697       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989698       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989699       20070201     79.31999969    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989700       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989702       20070201              70    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989703       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989704       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989705       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989706       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989707       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989708       20070201     71.73999786    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989709       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989710       20070201     74.06999969    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989711       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989712       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989713       20070201              80    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989714       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989715       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989716       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989717       20070301     79.30000305    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16989718       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989720       20070201              80    No MI                  1.00E+17            2.25    20120101    11.375    2.25       1 e
16989721       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989722       20070201     72.98999786    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989723       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989724       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989725       20070201     71.43000031    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989726       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989727       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989728       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989729       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989730       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989731       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989732       20070201     78.83999634    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989733       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989734       20070201              80    No MI                  1.00E+17            2.25    20120101    11.125    2.25       1 e
16989735       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989737       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16989738       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989739       20070201     77.44999695    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989740       20070201     43.59999847    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989742       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989743       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989744       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989745       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989746       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989747       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989748       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989749       20070201     78.73000336    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989750       20070201              75    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989751       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989752       20070201     75.47000122    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989753       20070201     77.04000092    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989754       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989755       20070201              75    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989756       20070201              75    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989757       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989758       20070201     78.37000275    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989759       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989760       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989763       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989764       20070201              70    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989765       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989766       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989767       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989769       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989770       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989771       20070201     76.63999939    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989772       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989773       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989774       20070201              80    No MI                  1.00E+17            2.25    20120101     11.25    2.25       1 e
16989776       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989777       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989778       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989779       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989780       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16989781       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989782       20070201            62.5    No MI                  1.00E+17            2.25    20120101    11.375    2.25       1 e
16989783       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989784       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989785       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989786       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989787       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989788       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989789       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989790       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989791       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989792       20070201     72.22000122    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989793       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989794       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989795       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989796       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989797       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989798       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989799       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989800       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989801       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989802       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989803       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989804       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989805       20070201     48.08000183    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989806       20070201              80    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989807       20070201              75    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989808       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989809       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989810       20070301              80    No MI                  1.00E+17            2.25    20120201    11.375    2.25       1 e
16989811       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989812       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989813       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989814       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989815       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989817       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989818       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989820       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989821       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989822       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989823       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989824       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989825       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989826       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16989827       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989828       20070201     73.33000183    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989829       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989830       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989831       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989832       20070201              80    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989833       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989834       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989835       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989836       20070201              80    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989837       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989838       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989839       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989840       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989841       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989842       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989843       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989844       20070201     79.87999725    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989845       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989846       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
16989847       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989848       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989849       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989850       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16989851       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989852       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989853       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16989854       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989856       20070201     79.73999786    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989857       20070201              70    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989858       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989859       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989860       20070201              75    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989861       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989862       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989863       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989864       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16983890       20070201              80    No MI                  1.00E+17            2.25    20120101    11.125    2.25       1 e
16983891       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
16983892       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
16983893       20070301              80    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
16983894       20070301            30.5    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
16983895       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16983896       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
16983897       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
16983898       20070201              75    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16983899       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
16983900       20070301              75    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
16983901       20070301              75    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16983902       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16983903       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
16983904       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16983905       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16983906       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
16983907       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
16983908       20070201     79.95999908    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16983909       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16983910       20070301     69.36000061    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
16983911       20070301     69.48999786    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16983912       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
16983914       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16983915       20070201     79.98000336    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16983916       20070301              80    No MI                  1.00E+17            2.25    20120201    11.375    2.25       1 e
16983917       20070301     79.93000031    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
16983918       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16983919       20070301     79.19999695    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
16983920       20070201     71.27999878    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16983921       20070301     61.09999847    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
16983922       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
16983923       20070301              75    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
16983924       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
16983925       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
16983926       20070301     71.18000031    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
16983927       20070301     79.02999878    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16983928       20070301              70    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
16983929       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
16983930       20070201              70    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16983931       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16983932       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
16983933       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16983934       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16983935       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16983936       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
16983937       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
16983938       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
16983939       20070301     69.93000031    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16983940       20070301     71.31999969    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
16983941       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16983942       20070301              70    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
16983943       20070301              75    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
16983944       20070301              75    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
16983945       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
16983946       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16983947       20070301              80    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
16983948       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16983949       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16983950       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16983951       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16983953       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
16983954       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16983955       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
16983956       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16983957       20070301              75    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
16983958       20070301     79.95999908    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
16983959       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16983960       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16989533       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989534       20070201              80    No MI                  1.00E+17            2.25    20120101        11    2.25       1 e
16989535       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989536       20070201     79.43000031    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989537       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989538       20070101     77.66000366    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
16989540       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989541       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989542       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989543       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989544       20070201     79.26000214    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989545       20070201              80    No MI                  1.00E+17            2.25    20120101    11.125    2.25       1 e
16989546       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989548       20070201              80    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989549       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989551       20070201     78.08999634    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989552       20070201              80    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989553       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989554       20070201     77.87999725    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989555       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989556       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989557       20070201              80    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989558       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989559       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989560       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16989561       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989562       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16989563       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989564       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989565       20070201              80    No MI                  1.00E+17            2.25    20120101    11.125    2.25       1 e
16989566       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16983874       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16983875       20070301              80    No MI                  1.00E+17            2.25    20120201      11.5    2.25       1 e
16983876       20070301     79.56999969    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
16983877       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16983878       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16983879       20070201            78.5    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16983880       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
16983881       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
16983882       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
16983883       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16983884       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16983885       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
16983886       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
16983887       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
16983888       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16983889       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
16989567       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16989568       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989569       20070201              75    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989570       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989571       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989572       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989573       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989574       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989575       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989576       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989577       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16989579       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989580       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989581       20070201              80    No MI                  1.00E+17            2.25    20120101      11.5    2.25       1 e
16989582       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16989583       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989584       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989585       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989586       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989587       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16989588       20070201     79.98000336    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989589       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989590       20070201     74.19999695    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989591       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989592       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989594       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989595       20070201     79.73000336    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16989596       20070201     50.75999832    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16989597       20070201     66.62000275    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16989598       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16975748       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16975749       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975750       20070201     76.91999817    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16975751       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16975752       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975753       20070101              80    No MI                  1.00E+17            2.25    20111201        13    2.25       1 e
16975754       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975755       20070201              75    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975756       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975757       20070201     73.58999634    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16975759       20070201     61.25999832    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975760       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975762       20070201              80    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16975763       20070101     78.73999786    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16975764       20070201              70    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975765       20070201              80    No MI                  1.00E+17            2.25    20120101    11.375    2.25       1 e
16975766       20070201              80    No MI                  1.00E+17            2.25    20120101     10.75    2.25       1 e
16975767       20070201              80    No MI                  1.00E+17            2.25    20120101      11.5    2.25       1 e
16975769       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16975770       20070201              60    No MI                  1.00E+17            2.25    20120101    11.125    2.25       1 e
16975771       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16975772       20070201     73.94000244    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16975773       20070201              80    No MI                  1.00E+17            2.75    20120101    12.875    2.75       1 e
16975774       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16975775       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975776       20070101              80    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
16975777       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975780       20070101              80    No MI                  1.00E+17            2.25    20111201     12.25    2.25       1 e
16975781       20070201            37.5    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16975782       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975783       20070101              80    No MI                  1.00E+17            2.25    20111201    13.125    2.25       1 e
16975784       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975786       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975787       20070201     79.55000305    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975788       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975789       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16975790       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975791       20070101     59.90000153    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
16975792       20070201              80    No MI                  1.00E+17            2.25    20120101    13.375    2.25       1 e
16975793       20070101     69.88999939    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975794       20070201     79.98000336    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975795       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16975796       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975797       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975798       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16975799       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975800       20070101              80    No MI                  1.00E+17            2.25    20111201     12.75    2.25       1 e
16975802       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
16975803       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16975804       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16975805       20070201              80    No MI                  1.00E+17            2.25    20120101     11.99    2.25       1 e
16975806       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975807       20070201     79.83999634    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975808       20070201              80    No MI                  1.00E+17            2.25    20120101     12.99    2.25       1 e
16975809       20070201     67.04000092    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975811       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975813       20070201              80    No MI                  1.00E+17            2.25    20120101     12.99    2.25       1 e
16975814       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16975815       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975816       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975819       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975820       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16975821       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975822       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16975823       20070201     77.94000244    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975824       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975825       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16975826       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16975827       20070201              70    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975828       20070201     84.83999634    United Guaranty        1.00E+17            2.75    20120101      12.5    2.75       1 e
16975829       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975830       20070201     72.69999695    No MI                  1.00E+17            2.25    20120101     11.25    2.25       1 e
16975831       20070201     69.69000244    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16975832       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16975833       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975834       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16975836       20070201              80    No MI                  1.00E+17            2.25    20120101    13.125    2.25       1 e
16975837       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16975838       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16975839       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975840       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975841       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975842       20070201              65    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975843       20070201              80    No MI                  1.00E+17            2.25    20120101      11.5    2.25       1 e
16975845       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975846       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16975847       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975848       20070201              74    No MI                  1.00E+17            2.25    20120101     11.99    2.25       1 e
16975849       20070101     78.79000092    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975850       20070101              80    No MI                  1.00E+17            2.25    20111201    12.875    2.25       1 e
16975851       20070201     79.41000366    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975852       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975853       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16975854       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16975855       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975856       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16975857       20070201     67.86000061    No MI                  1.00E+17            2.25    20120101     12.99    2.25       1 e
16975858       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975859       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975861       20070101              80    No MI                  1.00E+17            2.25    20111201    13.125    2.25       1 e
16975862       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975863       20070201              80    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975864       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975865       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16975866       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975867       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975868       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975869       20070201              80    No MI                  1.00E+17            2.25    20120101    12.125    2.25       1 e
16975870       20070201     79.27999878    No MI                  1.00E+17            2.25    20120101    11.125    2.25       1 e
16975871       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975872       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975873       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16975874       20070201     77.94000244    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16975875       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16975876       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16975877       20070201              75    No MI                  1.00E+17            2.25    20120101     11.99    2.25       1 e
16975878       20070201              80    No MI                  1.00E+17            2.25    20120101     13.25    2.25       1 e
16975879       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975880       20070201     78.30999756    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16975881       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16975882       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975883       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975884       20070201              80    No MI                  1.00E+17            2.25    20120101    11.375    2.25       1 e
16975885       20070201     36.90000153    No MI                  1.00E+17            2.25    20120101     11.75    2.25       1 e
16975886       20070101              80    No MI                  1.00E+17            2.25    20111201    13.125    2.25       1 e
16975887       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16975889       20061201              80    No MI                  1.00E+17            2.25    20111101        13    2.25       1 e
16975890       20070101              80    No MI                  1.00E+17            2.25    20111201    13.125    2.25       1 e
16975891       20070101              80    No MI                  1.00E+17            2.25    20111201        13    2.25       1 e
16975892       20070101           79.75    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16975893       20070101              80    No MI                  1.00E+17            2.75    20111201      13.5    2.75       1 e
16975894       20070101              80    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
16975897       20070101              80    No MI                  1.00E+17            2.25    20111201    13.125    2.25       1 e
16975899       20070101              65    No MI                  1.00E+17            2.75    20111201        12    2.75       1 e
16975900       20070101              65    No MI                  1.00E+17            2.75    20111201     12.25    2.75       1 e
16975901       20070101              80    No MI                  1.00E+17            2.25    20111201    12.125    2.25       1 e
16975902       20070101              80    No MI                  1.00E+17            2.25    20111201    13.375    2.25       1 e
16975903       20070101              80    No MI                  1.00E+17            2.25    20111201    12.875    2.25       1 e
16975904       20070101              80    No MI                  1.00E+17            2.75    20111201     13.25    2.75       1 e
16975905       20070101              80    No MI                  1.00E+17            2.25    20111201     11.25    2.25       1 e
16975906       20070101     74.84999847    No MI                  1.00E+17            2.25    20111201    11.375    2.25       1 e
16975907       20070101              80    No MI                  1.00E+17            2.25    20111201    13.125    2.25       1 e
16975908       20070101              80    No MI                  1.00E+17            2.25    20111201        13    2.25       1 e
16975909       20070101              75    No MI                  1.00E+17            2.25    20111201    13.125    2.25       1 e
16975910       20070101     75.56999969    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16975912       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16975913       20070101              80    No MI                  1.00E+17            2.25    20111201     12.25    2.25       1 e
16975914       20070101              80    No MI                  1.00E+17            2.25    20111201        12    2.25       1 e
16975915       20070101     79.98999786    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16975916       20070101              80    No MI                  1.00E+17            2.25    20111201    12.125    2.25       1 e
16975917       20070201              80    No MI                  1.01E+17            2.25    20120101      12.5    2.25       1 e
16975918       20070101              80    No MI                  1.00E+17            2.75    20111201      12.5    2.75       1 e
16975919       20070201              80    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16975920       20070201     75.16999817    No MI                  1.00E+17            2.75    20120101     12.75    2.75       1 e
16975921       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975922       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16975923       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16970022       20070101              80    No MI                  1.00E+16            2.25    20111201    12.875    2.25       1 e
16970035       20070101              80    No MI                  1.00E+17            2.25    20111201        13    2.25       1 e
16970066       20070201              80    No MI                  1.00E+17            2.25    20120101     10.75    2.25       1 e
16970067       20070201              80    No MI                  1.00E+17            2.25    20120101     10.75    2.25       1 e
16686731       20061101              80    No MI                  1.00E+17            2.25    20111001    13.375    2.25       1 e
17076256       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17076260       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17077452       20070401              80    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17077457       20070401     52.24000168    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17077472       20070401              80    No MI                  1.00E+17            2.25    20120301    12.875    2.25       1 e
17077490       20070401              80    No MI                  1.00E+17            2.25    20120301     13.25    2.25       1 e
17053571       20070401              80    No MI                  1.00E+17            2.25    20120301     12.99    2.25       1 e
17053579       20070401     78.76000214    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17053589       20070101     84.65000153    United Guaranty        1.00E+17            2.75    20111201        12    2.75       1 e
17053592       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
17053600       20070301     79.98999786    No MI                  1.00E+17            2.25    20120201    11.125    2.25       1 e
17053607       20070301     52.27000046    No MI                  1.00E+17            2.75    20120201    11.625    2.75       1 e
17053608       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17059720       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17059731       20070401              70    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17059741       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17059742       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17021510       20070201              80    No MI                  1.00E+17            2.25    20120101    11.375    2.25       1 e
17046124       20070301              80    No MI                  1.00E+17            2.25    20120201      13.5    2.25       1 e
17046125       20070401     79.76000214    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17046126       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046127       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046128       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17046129       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17046130       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17046131       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17046132       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046133       20070401     79.91999817    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17046134       20070401              80    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17046135       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17046136       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046137       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17046138       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046139       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046140       20070301     33.54000092    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17046141       20070301     71.91000366    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17046142       20070301     78.18000031    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046143       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17046144       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17046146       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17046147       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046149       20070301              80    No MI                  1.00E+17            2.25    20120201    13.125    2.25       1 e
17046150       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17046151       20070301              80    No MI                  1.00E+17            2.25    20120201    12.125    2.25       1 e
17046152       20070401              80    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17046153       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046154       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046155       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17046156       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17046157       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046158       20070301              80    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17046159       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046160       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17046161       20070301     74.09999847    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17046162       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17046163       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17046164       20070401              80    No MI                  1.00E+17            2.25    20120301        12    2.25       1 e
17046165       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17046166       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17046167       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17046168       20070301              80    No MI                  1.00E+17            2.25    20120201     11.75    2.25       1 e
17046169       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17046170       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17046171       20070301              80    No MI                  1.00E+17            2.25    20120201     13.25    2.25       1 e
17046172       20070301              75    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046173       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046174       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17046175       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046176       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17046177       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046178       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17046179       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17046180       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046181       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17046182       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046183       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17046184       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17046185       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17046186       20070401              80    No MI                  1.00E+17            2.25    20120301    13.375    2.25       1 e
17046187       20070401              80    No MI                  1.00E+17            2.25    20120301    13.125    2.25       1 e
17046188       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17046189       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17046190       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046191       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17046192       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046193       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17046194       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17046195       20070401              80    No MI                  1.00E+17            2.25    20120301      12.5    2.25       1 e
17046196       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17046197       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046198       20070301     63.29999924    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17046199       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17046200       20070401              80    No MI                  1.00E+17            2.25    20120301    11.625    2.25       1 e
17046201       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046202       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17046203       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046204       20070401              80    No MI                  1.00E+17            2.25    20120301     12.75    2.25       1 e
17046205       20070301              64    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17046206       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17046207       20070401              75    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17046208       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17046209       20070401              80    No MI                  1.00E+17            2.25    20120301    12.375    2.25       1 e
17046210       20070401              80    No MI                  1.00E+17            2.25    20120301    12.625    2.25       1 e
17046211       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17046212       20070401              80    No MI                  1.00E+17            2.25    20120301        13    2.25       1 e
17046213       20070301              80    No MI                  1.00E+17            2.25    20120201    13.375    2.25       1 e
17046214       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17046215       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046117       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17046118       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17046119       20070401              80    No MI                  1.00E+17            2.25    20120301     12.25    2.25       1 e
17046121       20070301              80    No MI                  1.00E+17            2.25    20120201    12.875    2.25       1 e
17046122       20070301     79.43000031    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17046123       20070301              80    No MI                  1.00E+17            2.25    20120201        13    2.25       1 e
17013104       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17013113       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17020137       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17020142       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020223       20070301              75    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020239       20070301              80    No MI                  1.00E+17            2.25    20120201     12.75    2.25       1 e
17020284       20070301     72.41000366    No MI                  1.00E+17            2.25    20120201    11.625    2.25       1 e
17021406       20070301              80    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17021409       20070301              80    No MI                  1.00E+17            2.25    20120201      12.5    2.25       1 e
17021442       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021455       20070301              80    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021488       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
17021494       20070101              80    No MI                  1.00E+17            2.25    20111201    11.375    2.25       1 e
17021496       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975812       20070201              80    No MI                  1.00E+17            2.25    20120101    12.375    2.25       1 e
16975817       20070201     67.16999817    No MI                  1.00E+17            2.25    20120101     12.25    2.25       1 e
16975818       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16975844       20070201     51.90000153    No MI                  1.00E+17            2.25    20120101     11.25    2.25       1 e
16975860       20070201     79.98999786    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16975888       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
16989547       20070201              80    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
16989550       20070201              75    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16989578       20070201              80    No MI                  1.00E+17            2.25    20120101    11.625    2.25       1 e
16989652       20070201     73.27999878    No MI                  1.00E+17            2.25    20120101      11.5    2.25       1 e
16989701       20070201     53.97000122    No MI                  1.00E+17            2.25    20120101    11.875    2.25       1 e
16989719       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989736       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16989775       20070201              80    No MI                  1.00E+17            2.25    20120101        12    2.25       1 e
16989819       20070201              80    No MI                  1.00E+17            2.25    20120101    11.375    2.25       1 e
16989855       20070201              75    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16827627       20070101              80    No MI                  1.00E+17            2.75    20111201     12.75    2.75       1 e
16836862       20070101              80    No MI                  1.00E+17            2.25    20111201    13.375    2.25       1 e
16769188       20061201              80    No MI                  1.00E+17            2.75    20111101    12.125    2.75       1 e
16769273       20061201              80    No MI                  1.00E+17            2.75    20111101    12.925    2.75       1 e
16769354       20061201              80    No MI                  1.00E+17            2.75    20111101    13.375    2.75       1 e
17052631       20070301              80    No MI                  1.00E+17            2.25    20120201     11.99    2.25       1 e
16969922       20061001              80    No MI                  1.00E+17            2.25    20110901    13.375    2.25       1 e
16970011       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16970013       20070101              80    No MI                  1.00E+17            2.25    20111201    12.625    2.25       1 e
16970017       20070201              80    No MI                  1.00E+17            2.25    20120101        13    2.25       1 e
16600230       20061001              80    No MI                  1.00E+17            2.25    20110901     13.25    2.25       1 e
16965732       20070101     57.72999954    No MI                  1.00E+17            2.25    20111201    12.125    2.25       1 e
16825796       20070101              80    No MI                  1.00E+17            2.25    20111201    13.375    2.25       1 e
16847030       20070101              80    No MI                  1.00E+17            2.25    20111201    12.125    2.25       1 e
16825810       20070101              80    No MI                  1.00E+17            2.25    20111201     13.25    2.25       1 e
17021518       20070201     79.98000336    No MI                  1.00E+17            2.25    20120101      12.5    2.25       1 e
17021526       20070301            63.5    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
17021527       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
17021516       20070301              76    No MI                  1.00E+17            2.25    20120201        12    2.25       1 e
17021529       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021525       20070301              80    No MI                  1.00E+17            2.25    20120201     12.25    2.25       1 e
17021523       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021519       20070301              80    No MI                  1.00E+17            2.25    20120201    12.375    2.25       1 e
17021530       20070301     74.88999939    No MI                  1.00E+17            2.25    20120201    12.625    2.25       1 e
17021531       20070301              75    No MI                  1.00E+17            2.25    20120201    11.875    2.25       1 e
16714423       20061201              80    No MI                  1.00E+17            2.25    20111101    12.625    2.25       1 e
16642718       20061001     72.83999634    No MI                  1.00E+17            2.25    20110901        12    2.25       1 e
16769367       20061201     72.81999969    No MI                  1.00E+17            2.25    20111101    12.875    2.25       1 e
16730143       20060801     64.51999664    No MI                  1.00E+17            2.25    20110701        12    2.25       1 e
16730514       20061201              45    No MI                  1.00E+17            2.25    20111101     12.25    2.25       1 e
16730515       20061201              80    No MI                  1.00E+17            2.25    20111101        13    2.25       1 e
16730536       20061201              80    No MI                  1.00E+17            2.25    20111101    11.875    2.25       1 e
16845198       20070201              80    No MI                  1.00E+17            2.25    20120101    12.625    2.25       1 e
16845232       20070101              80    No MI                  1.00E+17            2.25    20111201      12.5    2.25       1 e
16845184       20070201              80    No MI                  1.00E+17            2.25    20120101     12.75    2.25       1 e
16845217       20070201              80    No MI                  1.00E+17            2.25    20120101    12.875    2.25       1 e
16836970       20070101              80    No MI                  1.00E+17            2.25    20111201    12.875    2.25       1 e
16836897       20070101     68.97000122    No MI                  1.00E+17            2.25    20111201     12.25    2.25       1 e
16836769       20070101              80    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
16836824       20070101              80    No MI                  1.00E+17            2.25    20111201    12.375    2.25       1 e
17219690       20070601              70    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216559       20070301     58.40999985    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216561       20070201     74.70999908    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216562       20070501     63.43000031    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17216563       20070401     73.52999878    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17216564       20070401              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216565       20070501     69.91999817    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17216566       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216567       20070501              80    No MI                  1.00E+17             2.6    20070501      9.95     2.6      99
17216568       20070301              50    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216569       20070301     57.63000107    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17216570       20070401     27.19000053    No MI                  1.00E+17           3.275    20070601      9.95   3.275      99
17216571       20070401     68.81999969    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17216572       20070501              95    Radian Guaranty        1.00E+17             3.4    20070501      9.95     3.4      99
17216573       20070501     79.22000122    No MI                  1.00E+17             2.5    20070501      9.95     2.5      99
17216574       20070401              80    No MI                  1.00E+17            3.85    20070501      9.95    3.85      99
17216575       20070501              70    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17216576       20070401              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17216577       20070501     68.65000153    No MI                  1.00E+17             2.4    20070501      9.95     2.4      99
17216578       20070601              80    No MI                  1.00E+17             2.8    20070601      9.95     2.8      99
17216579       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216580       20070601              80    No MI                  1.00E+17            3.25    20070601      9.95    3.25      99
17216581       20070501     83.70999908    United Guaranty        1.00E+17           4.025    20070501    10.575   4.025      99
17219680       20070501     45.70000076    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17219682       20070601     76.81999969    No MI                  1.00E+17             2.8    20070601      9.95     2.8      99
17219684       20070601     70.12000275    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17219685       20070601     87.80000305    United Guaranty        1.00E+17             3.1    20070601      9.95     3.1      99
17219686       20070601              80    No MI                  1.00E+17           3.175    20070601      9.95   3.175      99
17219689       20070601              80    No MI                  1.00E+17             3.3    20070601      9.95     3.3      99
17219674       20070501     47.18000031    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17219675       20070501     25.90999985    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17219676       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17219677       20070301              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17219678       20070301     47.06999969    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17219679       20070401     36.43999863    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169772       20070401              95    GE Capital MI          1.00E+17           4.475    20070501    11.325   4.475      99
17169827       20070401     89.81999969    Republic MIC           1.00E+17           3.525    20070501    10.825   3.525      99
17169877       20070401     89.98000336    United Guaranty        1.00E+17            3.95    20070501    10.825    3.95      99
17169899       20070401              95    Mortgage Guaranty In   1.00E+17           4.275    20070501    11.075   4.275      99
17169924       20070401              90    Republic MIC           1.00E+17           3.975    20070501     10.95   3.975      99
17169998       20070401              95    Triad Guaranty         1.00E+17           3.975    20070501    11.075   3.975      99
17172807       20061101              90    Radian Guaranty        1.00E+17           5.125    20070501      9.95   5.125      99
17172876       20070301     87.66999817    Mortgage Guaranty In   1.00E+17           5.475    20070501      11.7   5.475      99
17173085       20070401              95    Triad Guaranty         1.00E+17           4.075    20070501    11.075   4.075      99
17169529       20070401              85    United Guaranty        1.00E+17             4.2    20070501      9.95     4.2      99
17169560       20070401              85    United Guaranty        1.00E+17           3.225    20070501      9.95   3.225      99
17169573       20070301              90    United Guaranty        1.00E+17             4.7    20070501     10.95     4.7      99
17169734       20070401              90    United Guaranty        1.00E+17           4.525    20070501      11.2   4.525      99
17169738       20070401              90    United Guaranty        1.00E+17            4.85    20070501      11.2    4.85      99
17169354       20060701     93.30999756    United Guaranty        1.00E+17           4.275    20070501      9.95   4.275      99
17169376       20070301              85    United Guaranty        1.00E+17            4.45    20070501      9.95    4.45      99
17169426       20070301     89.73999786    Republic MIC           1.00E+17           4.275    20070501     10.95   4.275      99
17169438       20070301              90    United Guaranty        1.00E+17            4.85    20070501      9.95    4.85      99
17181548       20070501              90    PMI                    1.00E+17             4.4    20070501     10.95     4.4      99
17169578       20070501     86.01999664    Radian Guaranty        1.00E+17            4.15    20070501      11.2    4.15      99
17169860       20070401              90    Radian Guaranty        1.00E+17            4.45    20070501     10.95    4.45      99
17169872       20070501     87.91000366    Republic MIC           1.00E+17             3.9    20070501    10.825     3.9      99
17169882       20070501              90    United Guaranty        1.00E+17             4.4    20070501     10.95     4.4      99
17169896       20070501              90    PMI                    1.00E+17           4.275    20070501    10.825   4.275      99
17169912       20070501              90    United Guaranty        1.00E+17             4.8    20070501     11.45     4.8      99
17169938       20070501     94.68000031    Radian Guaranty        1.00E+17            4.45    20070501    11.075    4.45      99
17169941       20070501     86.15000153    GE Capital MI          1.00E+17               4    20070501      10.7       4      99
17170005       20070501              90    United Guaranty        1.00E+17           3.975    20070501    10.825   3.975      99
17170016       20070501              94    Mortgage Guaranty In   1.00E+17           4.025    20070501    11.075   4.025      99
17170075       20070501     94.83000183    Mortgage Guaranty In   1.00E+17           3.475    20070501     10.95   3.475      99
17170077       20070501              95    Radian Guaranty        1.00E+17            4.45    20070501    11.075    4.45      99
17170090       20070501     89.41000366    United Guaranty        1.00E+17           4.175    20070501     10.95   4.175      99
17170096       20070501              90    Republic MIC           1.00E+17               4    20070501      10.7       4      99
17172842       20070301              90    Republic MIC           1.00E+17           4.725    20070501      9.95   4.725      99
17173107       20070501              90    United Guaranty        1.00E+17             4.1    20070501     10.95     4.1      99
17173132       20070501              90    Radian Guaranty        1.00E+17             4.8    20070501      11.2     4.8      99
17173206       20070501     84.51000214    United Guaranty        1.00E+17            4.45    20070501     10.95    4.45      99
17181456       20070501              90    United Guaranty        1.00E+17           4.525    20070501    11.075   4.525      99
17169913       20070401     56.72999954    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169929       20070401     41.41999817    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17169973       20070401     74.29000092    No MI                  1.00E+17             3.7    20070601      9.95     3.7      99
17169989       20070401     71.18000031    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169889       20070401     79.62999725    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169866       20070401              80    No MI                  1.00E+17           3.975    20070601      9.95   3.975      99
17169868       20070401              80    No MI                  1.00E+17            4.05    20070601      9.95    4.05      99
17169839       20070401     79.70999908    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169740       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169758       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169801       20070401              75    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169809       20070401              80    No MI                  1.00E+17            3.85    20070601      9.95    3.85      99
17169810       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169817       20070401     78.29000092    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169704       20070401              70    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169671       20070301     69.95999908    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169686       20070301              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169666       20070301              80    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17169645       20070301              80    No MI                  1.00E+17           2.525    20070501      9.95   2.525      99
17169601       20070401              80    No MI                  1.00E+17           3.725    20070601      9.95   3.725      99
17169613       20070401              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169620       20070401              80    No MI                  1.00E+17             2.6    20070501      9.95     2.6      99
17169639       20070401              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17169562       20070401     79.61000061    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169555       20070401              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169559       20070401     78.79000092    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169520       20070401              75    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169523       20070401              65    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169530       20070401              65    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169547       20070401     64.30000305    No MI                  1.00E+17           3.075    20070601      9.95   3.075      99
17169549       20070401              50    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17169502       20070401     58.81999969    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169489       20070401     79.11000061    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169585       20070401              68    No MI                  1.00E+17            3.45    20070601      9.95    3.45      99
17169596       20070401     63.15999985    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17169463       20070401     78.61000061    No MI                  1.00E+17           3.875    20070601      9.95   3.875      99
17169465       20070401     79.73000336    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169467       20070401     66.69999695    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169468       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169470       20070301     33.43999863    No MI                  1.00E+17           3.975    20070501      9.95   3.975      99
17169475       20070401     64.70999908    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169403       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169406       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169412       20070201              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17169415       20070201     79.08000183    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169422       20070301              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169428       20070301              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169435       20070401              70    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169441       20070401     62.65999985    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17169448       20070401              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169387       20070301              70    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169391       20070301              79    No MI                  1.00E+17            2.65    20070501     11.45    2.65      99
17169369       20070201              70    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169374       20070401              60    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169572       20070401              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169499       20070301              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17172981       20070401     68.83999634    No MI                  1.00E+17            3.65    20070601      9.95    3.65      99
17172983       20070501              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17172985       20070501     71.31999969    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17172986       20070501     66.66999817    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17172987       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17172989       20070401     48.40999985    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17170010       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17170014       20070501              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17170015       20070501              80    No MI                  1.00E+17             2.1    20070501      9.95     2.1      99
17170017       20070501              95    PMI                    1.00E+17            3.35    20070501      9.95    3.35      99
17170018       20070501              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17170002       20070401              90    United Guaranty        1.00E+17           3.125    20070501      9.95   3.125      99
17170003       20070501              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17170004       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17170006       20070501              75    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17170008       20070501     75.41000366    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17170009       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172974       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172975       20070501     59.20999908    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17172976       20070401     84.20999908    Republic MIC           1.00E+17            2.95    20070501      9.95    2.95      99
17172978       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17172979       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17170001       20070501     76.62000275    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17172970       20070501              70    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17172971       20070501              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17172973       20070501     79.68000031    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17173074       20070401              75    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17172966       20070401              90    Mortgage Guaranty In   1.00E+17           3.725    20070501      9.95   3.725      99
17172967       20070501              60    No MI                  1.00E+17           2.575    20070501      9.95   2.575      99
17172968       20070401              80    No MI                  1.00E+17             3.6    20070601      9.95     3.6      99
17172960       20061101              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172961       20070201              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17172964       20070501     79.93000031    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17172952       20070401              50    No MI                  1.00E+17               3    20070601      9.95       3      99
17172954       20070401              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17172955       20070401              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17172957       20070401     79.48999786    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172958       20070401              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17172941       20070401     47.58000183    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17172942       20070401              80    No MI                  1.00E+17           2.575    20070501      9.95   2.575      99
17172943       20070501           79.75    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17172944       20070401              75    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17172946       20070401              80    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17172947       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172948       20070401     68.31999969    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172949       20070401              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17172928       20070401              80    No MI                  1.00E+17           3.975    20070601      9.95   3.975      99
17172930       20070201              90    Mortgage Guaranty In   1.00E+17            3.45    20070501      9.95    3.45      99
17172931       20070401              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17172932       20070101              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17172933       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17172934       20070501              50    No MI                  1.00E+17           2.575    20070501      9.95   2.575      99
17172935       20070401     53.84000015    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172937       20070401     78.79000092    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17172938       20070401     14.93999958    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172920       20070301              80    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17172921       20070501              70    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17172923       20061201              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172924       20070401     70.65000153    No MI                  1.00E+17            3.85    20070501      9.95    3.85      99
17172925       20070501              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17172926       20070401              80    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17172927       20070501              76    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169330       20061201     74.98999786    No MI                  1.00E+17           2.025    20070501      9.95   2.025      99
17169333       20061201     80.72000122    Radian Guaranty        1.00E+17            2.85    20070501      9.95    2.85      99
17169334       20070401     60.93000031    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169335       20060401              80    No MI                  1.00E+17            2.75    20070501      9.95    2.75      99
17169336       20060501              80    No MI                  1.00E+17             2.5    20070501      9.95     2.5      99
17169337       20060501     85.76000214    PMI                    1.00E+17            3.45    20070501      9.95    3.45      99
17169338       20060501     75.55999756    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169339       20060601              75    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169340       20060501     72.73000336    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17181382       20070501              80    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17181390       20070401     77.18000031    No MI                  1.00E+17           2.525    20070501      9.95   2.525      99
17181391       20070501     78.31999969    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17181393       20070401              90    United Guaranty        1.00E+17             3.4    20070501      9.95     3.4      99
17181363       20070501              70    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17181336       20070201              80    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17181342       20070501              80    No MI                  1.00E+17           2.275    20070501      9.95   2.275      99
17181354       20070401              90    Radian Guaranty        1.00E+17            3.15    20070501      9.95    3.15      99
17181355       20070301     75.59999847    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17181310       20070501              90    PMI                    1.00E+17             3.1    20070501      9.95     3.1      99
17181326       20070501              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17181329       20061201              80    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17181304       20070401     71.51000214    No MI                  1.00E+17           3.975    20070501      9.95   3.975      99
17169684       20070401              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169685       20070501     74.68000031    No MI                  1.00E+17               4    20070501      9.95       4      99
17169688       20070401              70    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17169689       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169690       20070401              75    No MI                  1.00E+17             4.1    20070601      9.95     4.1      99
17169691       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169692       20070301              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169693       20070401              75    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169694       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169695       20070501     79.19999695    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169696       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169697       20070401              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169698       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17170076       20070501     65.26000214    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17170078       20070501              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169640       20070501              70    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169641       20070301              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169642       20070201              80    No MI                  1.00E+17             2.6    20070501      9.95     2.6      99
17169643       20070501     75.55999756    No MI                  1.00E+17               4    20070501      9.95       4      99
17169646       20070501     76.27999878    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169648       20070301              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169649       20070201              80    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17170082       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17170083       20070501              67    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17170084       20070501     77.95999908    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17170085       20070501     86.52999878    United Guaranty        1.00E+17             3.3    20070501      9.95     3.3      99
17170086       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17170087       20070501              90    GE Capital MI          1.00E+17           2.875    20070501      9.95   2.875      99
17170088       20070501     77.69000244    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17170089       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169650       20070501     74.43000031    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169651       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169652       20070301              80    No MI                  1.00E+17             2.6    20070501      9.95     2.6      99
17169654       20070301              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169655       20070401              95    PMI                    1.00E+17               4    20070501      9.95       4      99
17169658       20070401              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169659       20070401     79.37000275    No MI                  1.00E+17            3.35    20070601      9.95    3.35      99
17170091       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17170093       20070501     86.95999908    Radian Guaranty        1.00E+17             3.3    20070501      9.95     3.3      99
17170094       20070501              80    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17170095       20070501     58.61999893    No MI                  1.00E+17             2.7    20070501      9.95     2.7      99
17170097       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17170098       20070101              80    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17170099       20050701     40.70000076    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169661       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169662       20070301              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169663       20070501              75    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169664       20070301              80    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17169665       20070401              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169667       20070301              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169668       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169669       20070501              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169670       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169672       20070401              70    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169673       20070401              90    PMI                    1.00E+17               4    20070501      9.95       4      99
17169674       20070301              80    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17169675       20070401           73.25    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169676       20070501              80    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17169677       20070401              70    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169678       20070401              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169679       20070301              70    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169680       20070401              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169681       20070401     81.19999695    Republic MIC           1.00E+17             3.3    20070501      9.95     3.3      99
17170070       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17170071       20070501     78.23000336    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17170073       20070501              75    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17170074       20070501     73.68000031    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17170029       20070501              75    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17170030       20070501              70    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17170032       20070501     79.66000366    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17170033       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17170034       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17170035       20070501              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17170036       20070401     79.41999817    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17170037       20070501              80    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17170038       20070401              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17169600       20070501     63.29000092    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169602       20070401     69.98999786    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17169603       20070401              80    No MI                  1.00E+17               3    20070501      9.95       3      99
17169604       20070501     79.15000153    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169605       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169606       20070401              80    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17169607       20070401     78.43000031    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169608       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169609       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17170040       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17170042       20070501              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17170044       20070501              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17170045       20070401     48.40999985    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17170047       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17170048       20070501     62.45000076    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17170049       20070501     78.91000366    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169610       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169611       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169612       20070401              80    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17169615       20061101              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172994       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172995       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172996       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17172997       20070501              70    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17172998       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17172999       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17170024       20070501            62.5    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17170026       20070501              80    No MI                  1.00E+17           3.075    20070701      9.95   3.075      99
17170027       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172990       20070501              70    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17172991       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172992       20070501     42.27000046    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17170019       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17172900       20070501              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17172902       20070401     71.98999786    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17172903       20070401     75.58000183    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172904       20070501              75    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17172905       20070401     77.83999634    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17172906       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172907       20070401              45    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17172908       20070401              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17172909       20070401     69.73999786    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17172910       20070401     43.06999969    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17172911       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172913       20070501              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17172914       20070401           73.25    No MI                  1.00E+17           3.775    20070501      9.95   3.775      99
17172915       20061201     74.80999756    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17172916       20070501     79.98999786    No MI                  1.00E+17            3.05    20070501      9.95    3.05      99
17172918       20070401              90    Radian Guaranty        1.00E+17             3.4    20070501      9.95     3.4      99
17181292       20070401              80    No MI                  1.00E+17             4.3    20070501      9.95     4.3      99
17181294       20070401     69.88999939    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169988       20070501     64.51999664    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169990       20070501              70    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17169991       20070501     66.73000336    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169992       20070501              95    Radian Guaranty        1.00E+17           3.125    20070501      9.95   3.125      99
17169993       20070401     79.66999817    No MI                  1.00E+17           3.725    20070601      9.95   3.725      99
17169994       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169996       20070501              80    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17169997       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169999       20070401              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181289       20070401              80    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17181291       20070401              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17181245       20070401              50    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17169960       20070401              75    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169962       20070501              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169963       20070501              90    Republic MIC           1.00E+17           3.125    20070501      9.95   3.125      99
17169965       20070501              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169966       20070501     63.95000076    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169967       20070501              80    No MI                  1.00E+17           1.425    20070501      9.95   1.425      99
17169970       20070501     65.84999847    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169971       20070501              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169972       20070501              90    United Guaranty        1.00E+17           3.575    20070501      9.95   3.575      99
17169974       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169975       20070501              75    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169976       20070501     54.13000107    No MI                  1.00E+17             2.7    20070501      9.95     2.7      99
17169978       20070501              80    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17169979       20070501     39.77999878    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169981       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169982       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169983       20070501              70    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17169984       20070501              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169985       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169986       20070501              95    GE Capital MI          1.00E+17             2.8    20070501      9.95     2.8      99
17169987       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17181239       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169950       20070501     60.40999985    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17169951       20070401     78.16999817    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169952       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169954       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169955       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169956       20070501              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169957       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169958       20070501     77.34999847    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169959       20070501     84.08000183    Republic MIC           1.00E+17           3.125    20070501      9.95   3.125      99
17169589       20070401     75.87999725    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17169910       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169590       20070101              70    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169914       20070501              90    United Guaranty        1.00E+17               4    20070501      9.95       4      99
17169591       20070301              80    No MI                  1.01E+17            3.45    20070501      9.95    3.45      99
17169915       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169916       20070501              80    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17169593       20070401     68.97000122    No MI                  1.00E+17           3.525    20070601      9.95   3.525      99
17169918       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169594       20070401              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169597       20070401              65    No MI                  1.00E+17               4    20070501     9.999       4      99
17169598       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169599       20070401     79.90000153    No MI                  1.00E+17           3.725    20070601      9.95   3.725      99
17169921       20070401     71.43000031    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17169922       20070401              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169923       20070501              80    No MI                  1.00E+17            3.35    20070701      9.95    3.35      99
17170056       20070501     53.49000168    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17170057       20070501     72.05999756    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17170058       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17169621       20070201              75    No MI                  1.00E+17               4    20070501      9.95       4      99
17169622       20070201              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169624       20070401              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169625       20070201              80    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17169626       20070501              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169627       20070201              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169629       20070401              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17170060       20070501     70.87999725    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17170061       20070501              85    Republic MIC           1.00E+17            4.05    20070701      9.95    4.05      99
17170063       20070501     64.22000122    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17170064       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17170066       20070501            67.5    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17170067       20070501     69.63999939    No MI                  1.00E+17           3.225    20070701      9.95   3.225      99
17170068       20070501              75    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17170069       20070501     73.27999878    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17169630       20070501              70    No MI                  1.00E+17           1.775    20070501      9.95   1.775      99
17169631       20070501     71.43000031    No MI                  1.00E+17             1.6    20070501      9.95     1.6      99
17169632       20070501              70    No MI                  1.00E+17           1.525    20070501      9.95   1.525      99
17169634       20070301              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169635       20070401     79.48000336    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169638       20070501     82.81999969    Republic MIC           1.00E+17             2.9    20070501      9.95     2.9      99
17169580       20070401     27.53000069    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169581       20070401              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169905       20070501     78.31999969    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17169582       20070401              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169906       20070501     69.98999786    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17169907       20070501     79.95999908    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17169584       20070401     75.08999634    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169908       20070501              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17169586       20070401     75.76000214    No MI                  1.00E+17           2.925    20070501      9.95   2.925      99
17169587       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169588       20070501     69.31999969    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169901       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17169902       20070501     77.44000244    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169903       20070501              75    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17172888       20070401              75    No MI                  1.00E+17           3.275    20070501      9.45   3.275      99
17172889       20070401     94.09999847    Republic MIC           1.00E+17             3.4    20070501      9.95     3.4      99
17172891       20070401     59.43000031    No MI                  1.00E+17            4.25    20070501      9.95    4.25      99
17172892       20070301     69.73999786    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17172893       20070301              80    No MI                  1.01E+17            3.45    20070501      9.95    3.45      99
17172894       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17172895       20070401     42.11000061    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17172896       20070401     59.16999817    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17172898       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172899       20070501              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17169501       20070401              85    Triad Guaranty         1.00E+17            3.45    20070501      9.95    3.45      99
17169503       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169504       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169505       20070301              75    No MI                  1.00E+17           4.875    20070501      9.95   4.875      99
17169506       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169507       20070401     81.51000214    Mortgage Guaranty In   1.00E+17           3.825    20070501      9.95   3.825      99
17169508       20070501     79.86000061    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17169510       20070301              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169511       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169512       20070401     72.41000366    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169513       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169514       20070401     49.56000137    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169515       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169517       20070401              80    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17169518       20070401              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17169519       20070401              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169521       20070401              85    United Guaranty        1.00E+17             3.6    20070501      9.95     3.6      99
17169524       20070401     68.33000183    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169525       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169526       20070401              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169527       20070401              80    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17169528       20070401     56.79999924    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169531       20070401     58.61999893    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169532       20070401     56.45000076    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169533       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169534       20070501     74.04000092    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169536       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169537       20070401              80    No MI                  1.00E+17            3.85    20070501      9.95    3.85      99
17169538       20070101              80    No MI                  1.00E+17            2.25    20070501      9.95    2.25      99
17169539       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169541       20070301              80    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17169542       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169543       20070301              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169544       20070401     61.99000168    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169550       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169551       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169552       20070401     71.29000092    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169553       20070401     55.74000168    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169554       20070401              70    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169556       20070301              80    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17169557       20070301           73.75    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169558       20070401     79.76999664    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17169561       20070401              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169563       20070401              80    No MI                  1.00E+17            3.45    20070501     11.45    3.45      99
17169564       20070401     69.70999908    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17169565       20070401     77.97000122    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17169566       20070401              80    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17169567       20070501     75.43000031    No MI                  1.00E+17            3.55    20070701      9.95    3.55      99
17169568       20070401              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17169569       20070301     78.97000122    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169570       20070401     61.43000031    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169571       20070401              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169574       20070401     48.72000122    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169575       20070401     78.09999847    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169577       20070401              71    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169900       20070401     78.34999847    No MI                  1.00E+17           3.975    20070601      9.95   3.975      99
17172840       20070401              80    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17172841       20070401              80    No MI                  1.00E+17            2.45    20070501      9.95    2.45      99
17172844       20070401              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17172845       20070301              65    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172847       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181595       20070501              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17172848       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181597       20050401     70.58999634    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17172851       20070301              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17172852       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17172853       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172854       20070401              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17172855       20070401     28.06999969    No MI                  1.00E+17            3.85    20070501      9.95    3.85      99
17172857       20070401              70    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17172859       20070501     57.90999985    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17172861       20070401     54.45999908    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172862       20070401              95    Mortgage Guaranty In   1.00E+17            3.65    20070501      9.95    3.65      99
17172864       20070401              70    No MI                  1.00E+17             3.6    20070601      9.95     3.6      99
17172865       20070401     76.83000183    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172867       20070401     66.73000336    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172869       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17172871       20070401              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17172872       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172873       20070401              75    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17172874       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17172875       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172877       20070301              80    No MI                  1.00E+17           2.075    20070501      9.95   2.075      99
17172878       20070201              80    No MI                  1.00E+17            4.45    20070501      9.95    4.45      99
17172880       20070401     61.49000168    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17172884       20070401     79.98999786    No MI                  1.00E+17           2.575    20070501      9.95   2.575      99
17172885       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172886       20070401     73.83999634    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17172887       20070401     69.62999725    No MI                  1.00E+17             3.3    20070601      9.95     3.3      99
17172820       20070201              80    No MI                  1.00E+17             2.5    20070501      9.95     2.5      99
17172821       20070301              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172822       20070201              80    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17172823       20070101     71.81999969    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17172824       20070401              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17172827       20070301     61.11000061    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17181575       20070501     76.30999756    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17172830       20070401              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17172831       20070201     51.40999985    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17172832       20070201     73.27999878    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172833       20070101              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17172834       20070101     79.87999725    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172835       20070301              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17172837       20070401     74.12000275    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17172838       20070401     70.58999634    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181586       20070501     79.98999786    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172839       20070401     78.12999725    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17172804       20060901              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17172806       20060901              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172810       20061201     26.67000008    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17172811       20070101     50.52000046    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172813       20070401     76.44999695    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17172814       20070301              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17172815       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17172816       20070101              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17172817       20060401              80    No MI                  1.00E+17           4.575    20070501     11.35   4.575      99
17172818       20060401              80    No MI                  1.00E+17           4.625    20070501      11.4   4.625      99
17173190       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173191       20070501     69.06999969    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17173192       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17173193       20070501              80    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17173194       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173197       20070501              75    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17173198       20070501              80    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17181542       20070501              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181546       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172801       20060701              75    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17172802       20060901              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181510       20070501     76.59999847    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181511       20070501     73.41999817    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17173171       20070501     69.98999786    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17173172       20070501     73.47000122    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181192       20070101     79.41999817    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17173173       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181193       20070201              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17173174       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181518       20070501     75.30999756    No MI                  1.00E+17             2.4    20070501      9.95     2.4      99
17173175       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17173176       20070501     76.31999969    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17173177       20070501     73.23000336    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17173178       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17173180       20070501     56.81999969    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173181       20070501     79.33999634    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17173182       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173183       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173184       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173185       20070501              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181529       20070501     44.83000183    No MI                  1.00E+17           2.675    20070501      9.95   2.675      99
17173187       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173188       20070501              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17173189       20070501     73.88999939    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169884       20070401     70.62000275    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169885       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169886       20070501              65    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169888       20070401     82.45999908    United Guaranty        1.00E+17           3.225    20070501      9.95   3.225      99
17181170       20060901              80    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17173151       20070501              80    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17173152       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173153       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173154       20070501              70    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181174       20061101     37.34999847    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173155       20070501     77.05999756    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173156       20070501     78.54000092    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181176       20060601              75    No MI                  1.00E+17               4    20070501      9.95       4      99
17173157       20070501     78.72000122    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17173158       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173159       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169890       20070401              68    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169891       20070401              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169892       20070501              70    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17169893       20070501              70    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169895       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169897       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169898       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17181180       20060801              80    No MI                  1.00E+17            4.05    20070501      9.95    4.05      99
17181505       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173162       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173163       20070501     76.70999908    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17173164       20070501              80    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17173165       20070501              95    PMI                    1.00E+17           3.125    20070501      9.95   3.125      99
17181185       20060901              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17173166       20070501     67.80999756    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181186       20060901              75    No MI                  1.00E+17               4    20070501      9.95       4      99
17181187       20061101              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17173168       20070501              70    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17173169       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169878       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17169879       20070501     54.20000076    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17173141       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173142       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173144       20070501              70    No MI                  1.00E+17           2.675    20070501      9.95   2.675      99
17173145       20070501     74.69999695    No MI                  1.00E+17               4    20070501      9.95       4      99
17181165       20060901              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173146       20070501              70    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17173148       20070501           70.75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173149       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169880       20070401              90    Radian Guaranty        1.00E+17            3.35    20070501      9.95    3.35      99
17169883       20070501              70    No MI                  1.00E+17             1.4    20070501      9.95     1.4      99
17173131       20070501              75    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17173133       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173134       20070501     28.56999969    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17173135       20070501              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17173136       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173138       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169870       20070501              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169871       20070401              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169873       20070501              95    PMI                    1.00E+17           2.925    20070501      9.95   2.925      99
17169875       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17173113       20070401              90    GE Capital MI          1.00E+17             3.3    20070501      9.95     3.3      99
17173115       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173118       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173119       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169850       20070401     79.98999786    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17169851       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169852       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169854       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169855       20070401              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169856       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169857       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169859       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173120       20070501              95    Radian Guaranty        1.00E+17           3.275    20070501      9.95   3.275      99
17173121       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173122       20070501              80    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17173123       20070501     79.16000366    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17173124       20070501              75    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173125       20070501              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17173126       20070501              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17173128       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173129       20070501              75    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17169861       20070501              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169862       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169865       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169867       20070501     75.87999725    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169845       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169847       20070401              75    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169848       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169849       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173110       20070501              90    Radian Guaranty        1.00E+17             3.5    20070501      9.95     3.5      99
17173111       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169843       20070401              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169832       20070501              70    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169833       20070501     65.58999634    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17169834       20070501              70    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169836       20070501              70    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169837       20070401              90    United Guaranty        1.00E+17           3.725    20070501      9.95   3.725      99
17169838       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173102       20070501     77.98999786    No MI                  1.00E+17           2.925    20070501      9.95   2.925      99
17173103       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173105       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17173109       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169840       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169841       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169842       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169830       20070501              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169831       20070401              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169486       20070401              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169487       20070401              80    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17169811       20070501     75.19000244    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17169812       20070401              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169490       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169814       20070501              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169815       20070401              79    No MI                  1.00E+17               4    20070501      9.95       4      99
17169491       20070401     79.80999756    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169492       20070401     69.91000366    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169493       20070401     71.69999695    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169818       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169494       20070401              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169496       20070401              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169497       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169498       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169820       20070401     79.06999969    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169821       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169822       20070401              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169823       20070501              80    No MI                  1.00E+17            3.85    20070701      9.95    3.85      99
17169824       20070401              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169825       20070501     65.56999969    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169828       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169829       20070401     69.98999786    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169800       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169802       20070401              80    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17169803       20070401           79.75    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169805       20070401              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169481       20070401     78.05000305    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169806       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169483       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169807       20070401              75    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17169484       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169485       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169437       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169439       20070301              80    No MI                  1.00E+17           3.625    20070501      9.95   3.625      99
17169440       20070301              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169442       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169445       20070401     79.80000305    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169447       20070301              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169449       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169453       20070401              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169455       20070401     79.62999725    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169456       20070401     51.58000183    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17169457       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169458       20070301              65    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169460       20070401     53.91999817    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169461       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169462       20070401              80    No MI                  1.00E+17            3.45    20070601      9.95    3.45      99
17169464       20070401              65    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169466       20070401              75    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169469       20070401              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169471       20070401     69.30999756    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169473       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169474       20070301              80    No MI                  1.00E+17               3    20070501      9.95       3      99
17169476       20070301              80    No MI                  1.00E+17             4.5    20070501      9.95     4.5      99
17169477       20070401           69.25    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169478       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169479       20070301              80    No MI                  1.00E+17             4.2    20070501      9.95     4.2      99
17172778       20060601     79.98000336    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17172780       20060601              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17172781       20060701     79.98999786    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17172782       20060101              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172783       20060101              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172784       20060101              80    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17172785       20070401              80    No MI                  1.00E+17             2.6    20070501      9.95     2.6      99
17172788       20060401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172789       20060801     77.87000275    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169935       20070501     77.11000061    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169936       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169937       20070501     56.61999893    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17169939       20070501     68.52999878    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17173200       20070501     88.58000183    Triad Guaranty         1.00E+17             3.5    20070501      9.95     3.5      99
17173201       20070501              80    No MI                  1.00E+17           3.725    20070701      9.95   3.725      99
17173202       20070501     93.34999847    Mortgage Guaranty In   1.00E+17           3.125    20070501      9.95   3.125      99
17173203       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17173204       20070501     69.76999664    No MI                  1.00E+17           3.725    20070701      9.95   3.725      99
17173207       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17173208       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169940       20070501              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169942       20070501              75    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169944       20070501              70    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169945       20070501              70    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169946       20070501              50    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17169947       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169948       20070501              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169949       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173210       20070501              75    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181463       20070501     78.55999756    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17181469       20070501     74.16999817    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17181479       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17181480       20070501     69.79000092    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17173072       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181415       20070501     79.84999847    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173076       20070501     68.91000366    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17173077       20070501              70    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173078       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181420       20070501              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181421       20070401              90    Republic MIC           1.00E+17           3.275    20070501      9.95   3.275      99
17173081       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173082       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173083       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173084       20070501     69.30999756    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17173086       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17173087       20070501              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17173088       20070501              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17173089       20070501     73.88999939    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173090       20070501     79.34999847    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17173091       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173093       20070501     79.63999939    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17173094       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173096       20070501     68.56999969    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17173097       20070501     90.69999695    GE Capital MI          1.00E+17             3.6    20070501      9.95     3.6      99
17173098       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173099       20070501     68.44999695    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
16683668       20061001              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181450       20070501              70    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17181455       20070501              80    No MI                  1.00E+17           2.325    20070501      9.95   2.325      99
17169775       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169776       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169777       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169778       20070401     79.98000336    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169779       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173040       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173041       20070501              72    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17173042       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173043       20070501     44.83000183    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17173044       20070501     66.66999817    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17173045       20070501     74.93000031    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173046       20070501              80    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17173048       20070501              80    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17169782       20070501              70    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17169783       20070501              80    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17169784       20070501     66.97000122    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169785       20070401              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169786       20070401              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169788       20070401              75    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169789       20070401              75    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17173051       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17173052       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173053       20070501              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17173054       20070501     79.41000366    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173057       20070401              80    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17169790       20070501     64.80999756    No MI                  1.00E+17           2.475    20070501      9.95   2.475      99
17169791       20070401              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17169792       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169794       20070401              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169795       20070401              80    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17169796       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17169797       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169798       20070401     31.20000076    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17169799       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181402       20070501     73.70999908    No MI                  1.00E+17            2.45    20070501      9.95    2.45      99
17181403       20070401     48.88999939    No MI                  1.00E+17             2.2    20070501      9.95     2.2      99
17173061       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181407       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17173064       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173065       20070501     68.97000122    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17173066       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173067       20070501           41.75    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173068       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173015       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173016       20070501     34.38000107    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173017       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173018       20070501     74.37999725    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169750       20070401              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169751       20070401              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169752       20070501              80    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17169753       20070401              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169755       20070401     49.11999893    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169756       20070501     49.18000031    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17169757       20070501              93    PMI                    1.00E+17             3.4    20070501      9.95     3.4      99
17169759       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173023       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173024       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173026       20070501              80    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17173027       20070501     79.98999786    No MI                  1.00E+17            4.05    20070701      9.95    4.05      99
17173028       20070501              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17173029       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169760       20070501     65.33999634    No MI                  1.00E+17           2.525    20070501      9.95   2.525      99
17169761       20070401              80    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17169763       20070401              75    No MI                  1.00E+17           2.525    20070501      9.95   2.525      99
17169765       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17169766       20070401     71.43000031    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169767       20070401              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17169769       20070501     55.70000076    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17173033       20070501              80    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17173035       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173037       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173038       20070501     77.61000061    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173039       20070501     65.66999817    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169771       20070401              75    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169749       20070401              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17173010       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17173011       20070501              80    No MI                  1.00E+17            2.55    20070501      9.95    2.55      99
17173012       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173013       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169395       20070301              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169396       20070401              75    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169397       20070401     79.73000336    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169398       20070401     79.05000305    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169399       20070301              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169720       20070401              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17169721       20070401     72.73000336    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169723       20070401     56.68000031    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169724       20070401     76.97000122    No MI                  1.00E+17               4    20070501      9.95       4      99
17169726       20070301     92.69999695    PMI                    1.00E+17             3.4    20070501      9.95     3.4      99
17169729       20070401     79.83000183    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17169730       20070501              73    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169731       20070401              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169732       20070401     76.80999756    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169735       20070401              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17169737       20070501     53.24000168    No MI                  1.00E+17            3.85    20070701      9.95    3.85      99
17169739       20070401              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17173000       20070501              95    Radian Guaranty        1.00E+17           3.725    20070501      9.95   3.725      99
17173001       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173003       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173004       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17173005       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173006       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17173009       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169742       20070401              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169743       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169746       20070501     78.13999939    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169747       20070401              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169748       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169343       20061001     79.68000031    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169344       20070301     78.94999695    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169345       20070101     79.38999939    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169346       20060801     77.59999847    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169347       20061101     62.06000137    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169348       20061101              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169349       20061101              60    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17170100       20070501              90    Radian Guaranty        1.00E+17             3.2    20070501      9.95     3.2      99
17169350       20070101              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169351       20061101              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169353       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169355       20070401              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169357       20070501              80    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17169358       20060901              80    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17169360       20070501     79.47000122    No MI                  1.00E+17               4    20070501      9.95       4      99
17169362       20061201              75    No MI                  1.00E+17             3.9    20070501      9.95     3.9      99
17169363       20061201              75    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169364       20070201              75    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169365       20070201     66.66999817    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169366       20070201     82.59999847    Radian Guaranty        1.00E+17            3.45    20070501      9.95    3.45      99
17169367       20070201     64.09999847    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169370       20070401              95    Republic MIC           1.00E+17            2.95    20070501      9.95    2.95      99
17169371       20070201              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169373       20070401     72.44999695    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169375       20070201              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169378       20070101              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169379       20070401              80    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169700       20070501     79.51999664    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169701       20070301              80    No MI                  1.00E+17           2.325    20070501      9.95   2.325      99
17169702       20070401     76.94000244    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17169703       20070401              70    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169380       20070401     80.87999725    Republic MIC           1.00E+17             3.8    20070601      9.95     3.8      99
17169705       20070401              70    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169381       20070401              80    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17169706       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169382       20060401              80    No MI                  1.00E+17           4.575    20070501     11.35   4.575      99
17169707       20070301              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17169708       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169384       20070301            87.5    United Guaranty        1.00E+17            3.45    20070501      9.95    3.45      99
17169709       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169385       20070401     79.98999786    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169386       20070401     67.16999817    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169388       20070401              80    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169389       20070201     64.16000366    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169711       20070401              80    No MI                  1.00E+17           3.525    20070601      9.95   3.525      99
17169712       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
16573634       20061001     57.09000015    No MI                  1.00E+17           1.475    20070501      9.95   1.475      99
17169713       20070501     74.29000092    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169390       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169714       20070401              80    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17169716       20070401              95    PMI                    1.00E+17           3.275    20070501      9.95   3.275      99
17169392       20070301              75    No MI                  1.00E+17             3.4    20070501      11.7     3.4      99
17169393       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169717       20070501              80    No MI                  1.00E+17           2.275    20070501      9.95   2.275      99
17169718       20070301     78.45999908    No MI                  1.00E+17               4    20070501      9.95       4      99
17169719       20070401     74.05999756    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169413       20070101     54.40000153    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169414       20070101              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169416       20070201              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169417       20070201              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169418       20070201              70    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169419       20070201              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169420       20070301              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17169421       20070101              80    No MI                  1.00E+17           3.975    20070501      9.95   3.975      99
17169423       20070301     79.55000305    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169424       20070301     76.26000214    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169425       20070301     77.23999786    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169427       20070401     73.68000031    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169430       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169431       20070401              75    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169432       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169433       20070401     83.63999939    Mortgage Guaranty In   1.00E+17           3.575    20070501      9.95   3.575      99
17169434       20070401              70    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169436       20070401     79.97000122    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17172796       20061101              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169402       20070301              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17169404       20070301     47.61999893    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169405       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169407       20070301              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17169408       20070301     77.44999695    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169409       20070301     78.76000214    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169617       20070501              68    No MI                  1.00E+17           2.325    20070501      9.95   2.325      99
17170050       20070501              80    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17170051       20070501              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17170052       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17170053       20070501              75    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17170054       20070501              75    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169925       20070401              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17169926       20070401     73.09999847    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17169927       20070501              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169928       20070501     55.56000137    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181219       20070401     79.79000092    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169930       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17169933       20070501     74.59999847    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17169934       20070501     86.77999878    United Guaranty        1.00E+17             3.4    20070501      9.95     3.4      99
17172791       20060901              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172792       20061101              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172795       20061101              70    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169341       20060501              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181497       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172897       20070401     76.08999634    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17172828       20070301              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17172846       20070401              48    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172863       20070401     77.33000183    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17172866       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172868       20070401              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172870       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172883       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172826       20070301     77.55000305    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17172940       20070401     79.16999817    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17172972       20070301              75    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216583       20070601     79.93000031    No MI                  1.00E+17             3.3    20070601      9.95     3.3      99
17216584       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216585       20070501     79.98999786    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17216586       20070501              90    United Guaranty        1.00E+17           4.375    20070501     11.45   4.375      99
17216587       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216588       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216589       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216590       20070501              80    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17216591       20070601              70    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216592       20070601     58.97000122    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216593       20070601              25    No MI                  1.00E+17            2.65    20070601      9.95    2.65      99
17216594       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216595       20070601     87.69000244    Republic MIC           1.00E+17            4.55    20070801      10.7    4.55      99
17216596       20070601              70    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216597       20070601     68.97000122    No MI                  1.00E+17             3.1    20070601      9.95     3.1      99
17172917       20070401              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172929       20070401     77.23999786    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17216582       20070601              80    No MI                  1.00E+17            2.65    20070601      9.95    2.65      99
17172945       20070501     71.83000183    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172950       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172951       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17172953       20070401              80    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17172956       20070401     61.61000061    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17172969       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17172982       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172984       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172988       20070401     46.66999817    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17172993       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173002       20070501              75    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173008       20070501              75    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17173014       20070501              80    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17173019       20070501              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173021       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173022       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17173025       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17173030       20070501     79.36000061    No MI                  1.00E+17               4    20070501      9.95       4      99
17173034       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17173036       20070501              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17173047       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173050       20070501              80    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17173055       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173056       20070401     44.56999969    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173058       20070501              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17173059       20070401              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17173060       20070401              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17173062       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173063       20070501              75    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173069       20070501     79.05000305    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17173070       20070501           67.25    No MI                  1.00E+17             3.5    20070701      9.95     3.5      99
17173071       20070501     74.58000183    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17172812       20070201              80    No MI                  1.00E+17           3.975    20070501      9.95   3.975      99
17170023       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17170025       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17170028       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17170031       20070501              80    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17170039       20070501              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17170041       20070501              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17170043       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17170055       20070501              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17170059       20070501              80    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17170062       20070501              80    No MI                  1.00E+17           2.575    20070501      9.95   2.575      99
17170065       20070501     64.80999756    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17170072       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17172922       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172936       20070401     75.87999725    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17170080       20070501     55.88000107    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17170092       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17170013       20070501     79.36000061    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17170020       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17170021       20070501              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17170022       20070501              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169943       20070501              80    No MI                  1.00E+17            3.75    20070701      9.95    3.75      99
17169953       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169961       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169964       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169969       20070501              80    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17169977       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169980       20070501     54.66999817    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169995       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17170000       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17170007       20070501     60.43999863    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17170011       20070501     72.62999725    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17170012       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17169858       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17169863       20070501              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169869       20070501              75    No MI                  1.00E+17             4.1    20070701      9.95     4.1      99
17169874       20070501              70    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169876       20070501     69.65000153    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17169887       20070501              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169894       20070401     79.69000244    No MI                  1.00E+17           3.725    20070601      9.95   3.725      99
17169904       20070501     65.36000061    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169909       20070501     77.80999756    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17169911       20070501     72.88999939    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169919       20070501     74.95999908    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169699       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169715       20070501              75    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17169722       20070501              75    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17169725       20070501              70    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17169727       20070401              70    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17169728       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169741       20070401              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169744       20070501     74.58000183    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169762       20070501     74.29000092    No MI                  1.00E+17             2.4    20070501      9.95     2.4      99
17169768       20070501     79.98999786    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17169781       20070401              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169808       20070501     61.81999969    No MI                  1.00E+17             2.3    20070501      9.95     2.3      99
17169813       20070501     79.95999908    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17169819       20070501     74.11000061    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17169826       20070401              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169835       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17169846       20070501              70    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17169656       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169657       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17169683       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17173130       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173137       20070501              80    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17173139       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17173140       20070501     77.69999695    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17173143       20070501     79.55000305    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17173150       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17173160       20070501              75    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17173161       20070501     78.30999756    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17173167       20070501     77.77999878    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17173186       20070501     56.52000046    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17173195       20070501              75    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17173199       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17173205       20070501              80    No MI                  1.00E+17            2.55    20070501      9.95    2.55      99
17181194       20070501     77.01999664    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17181228       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181295       20070501              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181416       20070501     65.19000244    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17181438       20070501     79.31999969    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181443       20070501              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17181540       20070501     76.26999664    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17181570       20070501     78.68000031    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17169383       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169443       20070401              80    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169446       20070301     48.81999969    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169450       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169451       20070301              80    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17169454       20070401     47.63000107    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17169459       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17169472       20070401     53.13000107    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169480       20070401     78.37999725    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17169482       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169488       20070401     77.61000061    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169516       20070401              80    No MI                  1.00E+17             2.8    20070601      9.95     2.8      99
17169522       20070501              80    No MI                  1.00E+17           3.725    20070701      9.95   3.725      99
17169535       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169545       20070401     76.80999756    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169546       20070401     68.61000061    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17169548       20070301              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17169579       20070501              80    No MI                  1.00E+17            3.45    20070701      9.95    3.45      99
17169583       20070501              80    No MI                  1.00E+17             3.6    20070701      9.95     3.6      99
17169595       20070501     75.29000092    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17169614       20070401              80    No MI                  1.00E+17           3.975    20070601      9.95   3.975      99
17169619       20070501              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17170046       20070501              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17173079       20070501     46.45999908    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173080       20070501     62.97000122    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17173092       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17173095       20070501     79.98999786    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17173100       20070501              80    No MI                  1.00E+17            3.95    20070701      9.95    3.95      99
17173101       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173106       20070501     79.36000061    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17173108       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173112       20070501              80    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17173114       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17173116       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17173117       20070501     69.23000336    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17173127       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172836       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172849       20070401              80    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17172850       20070301              70    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17172856       20070401     68.29000092    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172882       20070401              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17172890       20070501     72.91000366    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17172901       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17172912       20070501              80    No MI                  1.00E+17             3.4    20070701      9.95     3.4      99
17172919       20070401              80    No MI                  1.00E+17               3    20070501      9.95       3      99
17173073       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169864       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17169509       20070301              80    No MI                  1.00E+17            3.05    20070501      9.95    3.05      99
17216542       20070601     61.88000107    No MI                  1.00E+17           3.025    20070601      9.95   3.025      99
17216461       20070501     83.44999695    United Guaranty        1.00E+17           3.725    20070501    10.575   3.725      99
17216543       20070601              80    No MI                  1.00E+17             3.1    20070601      9.95     3.1      99
17216381       20070301              95    GE Capital MI          1.00E+17            3.65    20070501      9.95    3.65      99
17216462       20070501              55    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17216544       20070601              80    No MI                  1.00E+17            3.45    20070601      9.95    3.45      99
17216463       20070501              80    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17216382       20070601              50    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216464       20070601              75    No MI                  1.00E+17           3.575    20070601      9.95   3.575      99
17216545       20070501           66.25    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17216465       20070601              75    No MI                  1.00E+17             3.3    20070601      9.95     3.3      99
17216546       20070601              75    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17216384       20070301              45    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216466       20070501              80    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17216547       20070601              80    No MI                  1.00E+17            3.65    20070601      9.95    3.65      99
17216548       20070601              95    GE Capital MI          1.00E+17            4.25    20070601     10.95    4.25      99
17216467       20070601              80    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17216386       20070301     49.74000168    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216468       20070601              80    No MI                  1.00E+17           3.525    20070601      9.95   3.525      99
17216549       20070601              78    No MI                  1.00E+17           3.025    20070601      9.95   3.025      99
17216387       20070301     76.91999817    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216469       20070501     78.08000183    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216388       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216389       20070401              90    PMI                    1.00E+17               4    20070501      9.95       4      99
17216550       20070601     74.94999695    No MI                  1.00E+17           3.025    20070601      9.95   3.025      99
17216470       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216551       20070601              70    No MI                  1.00E+17               4    20070601      9.95       4      99
17216471       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17216552       20070601              70    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216390       20070301     62.86000061    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216472       20070501     78.05999756    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17216553       20070601     50.63000107    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216391       20070301     33.33000183    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17216554       20070601     72.73000336    No MI                  1.00E+17             4.1    20070801      9.95     4.1      99
17216473       20070501              80    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17216392       20070501              90    Mortgage Guaranty In   1.00E+17             3.6    20070501      9.95     3.6      99
17216555       20070601     55.95000076    No MI                  1.00E+17             3.9    20070801      9.95     3.9      99
17216393       20070501              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216474       20070601              90    Radian Guaranty        1.00E+17           3.325    20070601      10.7   3.325      99
17216475       20070501              80    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17216394       20070601              80    No MI                  1.00E+17               4    20070601      9.95       4      99
17216556       20070601              95    Mortgage Guaranty In   1.00E+17           2.825    20070601     10.95   2.825      99
17216395       20070501              75    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17216557       20070501     79.73999786    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17216476       20070601              70    No MI                  1.00E+17            3.65    20070601      9.95    3.65      99
17216477       20070601              75    No MI                  1.00E+17               4    20070601      9.95       4      99
17216396       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17216397       20070501           79.25    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216478       20070501     78.79000092    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216479       20070501              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17216398       20070601     76.95999908    No MI                  1.00E+17             3.6    20070601      9.95     3.6      99
17216399       20070501              80    No MI                  1.00E+17            1.65    20070501      9.95    1.65      99
17216480       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17216481       20070601              70    No MI                  1.00E+17           3.525    20070601      9.95   3.525      99
17216482       20070501     89.97000122    Mortgage Guaranty In   1.00E+17            4.05    20070701      9.95    4.05      99
17216483       20070501     79.47000122    No MI                  1.00E+17             2.2    20070501      9.95     2.2      99
17216484       20070601              80    No MI                  1.00E+17               4    20070601      9.95       4      99
17216485       20070501              70    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17216486       20070501     22.22999954    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17216487       20070501     70.48000336    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216488       20070501              75    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17216489       20070601              80    No MI                  1.00E+17            3.35    20070601      9.95    3.35      99
17216490       20070501              70    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17216491       20070601              90    Radian Guaranty        1.00E+17               5    20070601     10.95       5      99
17216492       20070501              80    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17216493       20070501     78.33000183    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17216494       20070501     79.98000336    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17216495       20070501              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17216496       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17216497       20070501     69.98999786    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17216498       20070601              75    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17216499       20070601              70    No MI                  1.00E+17           3.275    20070601      9.95   3.275      99
17216374       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216455       20070501              70    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17216536       20070601              80    No MI                  1.00E+17           3.025    20070601      9.95   3.025      99
17216294       20070501            62.5    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216537       20070601              75    No MI                  1.00E+17           3.025    20070601      9.95   3.025      99
17216456       20070601     74.98999786    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216376       20070501     72.37000275    No MI                  1.00E+17               3    20070501      9.95       3      99
17216457       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216538       20070601              70    No MI                  1.00E+17           3.875    20070601      9.95   3.875      99
17216295       20070401     41.91999817    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216458       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216539       20070601     67.94999695    No MI                  1.00E+17            2.65    20070601      9.95    2.65      99
17216296       20070501     77.83000183    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17216297       20070401     69.37999725    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216459       20070601              80    No MI                  1.00E+17           3.375    20070601      9.95   3.375      99
17216298       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216540       20070601     66.83999634    No MI                  1.00E+17            2.65    20070601      9.95    2.65      99
17216460       20070501     68.76999664    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17216541       20070601              80    No MI                  1.00E+17           3.025    20070601      9.95   3.025      99
17216380       20070501              70    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17216454       20070501              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17216292       20070401     52.08000183    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17216293       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216286       20070501              80    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17216287       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216368       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216449       20070501     89.88999939    Radian Guaranty        1.00E+17           3.375    20070501      9.95   3.375      99
17219671       20070601     84.19000244    United Guaranty        1.00E+17               5    20070601     10.95       5      99
17216369       20070501     77.05999756    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216288       20070501     32.65000153    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17216289       20061001              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17216530       20070501     54.88999939    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17216450       20070601     77.37000275    No MI                  1.00E+17           3.575    20070601      9.95   3.575      99
17216531       20070601              70    No MI                  1.00E+17           3.275    20070601      9.95   3.275      99
17216451       20070601              75    No MI                  1.00E+17           2.725    20070601      9.95   2.725      99
17216370       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216532       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216290       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216371       20070501     86.51000214    United Guaranty        1.00E+17             4.4    20070501     10.95     4.4      99
17216533       20070601     77.40000153    No MI                  1.00E+17           3.175    20070601      9.95   3.175      99
17216372       20070501     60.77000046    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17216534       20070501     73.94000244    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17216453       20070601              80    No MI                  1.00E+17               4    20070601      9.95       4      99
17216291       20070301     47.84999847    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216373       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216535       20070601     79.98999786    No MI                  1.00E+17           3.375    20070601      9.95   3.375      99
17216278       20070301     66.66999817    No MI                  1.23E+17             3.8    20070501      9.95     3.8      99
17216279       20070301              85    Republic MIC           1.00E+17           3.575    20070501      9.95   3.575      99
17219663       20070601              80    No MI                  1.00E+17           3.525    20070601      9.95   3.525      99
17219664       20070601              75    No MI                  1.00E+17            3.95    20070601      9.95    3.95      99
17219665       20070601     74.06999969    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17219666       20070601              75    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17219668       20070601              75    No MI                  1.00E+17           3.275    20070601      9.95   3.275      99
17219669       20070601              80    No MI                  1.00E+17           2.975    20070601      9.95   2.975      99
17216520       20070501              75    No MI                  1.00E+17             4.1    20070701      9.95     4.1      99
17216440       20070501     56.34999847    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17216521       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216360       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216441       20070601              80    No MI                  1.00E+17           2.275    20070601      9.95   2.275      99
17216522       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216361       20070201              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17216523       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17216442       20070501              80    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17216280       20070301            77.5    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216443       20070501     53.50999832    No MI                  1.00E+17           2.825    20070501      9.95   2.825      99
17216524       20070501              75    No MI                  1.00E+17               4    20070501      9.95       4      99
17216281       20070401     65.70999908    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17216525       20070501              90    Republic MIC           1.00E+17           2.925    20070501      9.95   2.925      99
17216444       20070501              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17216363       20070501     63.29000092    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17216282       20070401              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17216364       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17216526       20070601              80    No MI                  1.00E+17           3.525    20070601      9.95   3.525      99
17216445       20070501              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17216283       20070301              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17216284       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216365       20070501     53.84999847    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17216527       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216446       20070501              80    No MI                  1.00E+17             2.5    20070501      9.95     2.5      99
17216285       20070401     69.76999664    No MI                  1.00E+17            3.25    20070601      9.95    3.25      99
17216528       20070601              80    No MI                  1.00E+17           3.575    20070601      9.95   3.575      99
17216366       20070501              75    No MI                  1.00E+17            3.85    20070501      9.95    3.85      99
17216447       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216367       20070501     79.76999664    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216529       20070501              75    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17219670       20070601     76.44000244    No MI                  1.00E+17           3.225    20070601      9.95   3.225      99
17216448       20070601     71.43000031    No MI                  1.00E+17            3.35    20070601      9.95    3.35      99
17216437       20070501     35.29000092    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17216518       20070601     59.95999908    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216357       20070501     78.73999786    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216519       20070501     89.94999695    United Guaranty        1.00E+17             3.5    20070501      9.95     3.5      99
17219660       20070601              80    No MI                  1.00E+17            2.85    20070601      9.95    2.85      99
17216358       20070501              90    GE Capital MI          1.00E+17           3.075    20070501      9.95   3.075      99
17219661       20070601              80    No MI                  1.00E+17               4    20070601      9.95       4      99
17216277       20070401     89.98000336    United Guaranty        1.00E+17           3.825    20070501      9.95   3.825      99
17216359       20070501              18    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216432       20070501              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17216352       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216433       20070501              75    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17216353       20070501              65    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216515       20070601              70    No MI                  1.00E+17               4    20070601      9.95       4      99
17216434       20070401              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17216354       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216435       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216516       20070601              80    No MI                  1.00E+17           2.725    20070601      9.95   2.725      99
17216273       20070101              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216355       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216517       20070501     89.94000244    GE Capital MI          1.00E+17             3.2    20070501      9.95     3.2      99
17216274       20070201     60.43999863    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216356       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17219659       20070601              80    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216510       20070501           66.25    No MI                  1.00E+17            3.85    20070701      9.95    3.85      99
17216430       20070501     79.86000061    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17216511       20070501              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17216431       20070501              70    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216350       20070501     60.90000153    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17216512       20070601              70    No MI                  1.00E+17            2.65    20070601      9.95    2.65      99
17216351       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216513       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17219651       20070601     79.33000183    No MI                  1.00E+17             3.8    20070601      9.95     3.8      99
17216348       20070501     76.91999817    No MI                  1.00E+17            3.65    20070501      9.95    3.65      99
17216349       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17219652       20070601              80    No MI                  1.00E+17            3.95    20070601      9.95    3.95      99
17216268       20060801              70    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17216269       20070501     79.98999786    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17219653       20070601              80    No MI                  1.00E+17               4    20070601      9.95       4      99
17219654       20070601     68.79000092    No MI                  1.00E+17             3.1    20070601      9.95     3.1      99
17219656       20070601              75    No MI                  1.00E+17               4    20070601      9.95       4      99
17219657       20070601     76.44999695    No MI                  1.00E+17               4    20070601      9.95       4      99
17219658       20070601     74.06999969    No MI                  1.00E+17               4    20070601      9.95       4      99
17216346       20070501     63.83000183    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17216508       20070501     65.70999908    No MI                  1.00E+17            2.85    20070501      9.95    2.85      99
17216427       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216347       20070501     68.37999725    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216266       20061201     66.08999634    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216428       20070501              48    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17219650       20070601              70    No MI                  1.00E+17               4    20070601      9.95       4      99
17216509       20070601              70    No MI                  1.00E+17               4    20070601      9.95       4      99
17216267       20061201              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181196       20061201              95    GE Capital MI          1.00E+17             4.2    20070501      9.95     4.2      99
17181232       20070401     86.66999817    Republic MIC           1.00E+17            4.25    20070501    13.075    4.25      99
17181250       20070401     88.66999817    Republic MIC           1.00E+17            3.25    20070501      9.95    3.25      99
17181517       20070501              90    United Guaranty        1.00E+17             4.1    20070501     10.95     4.1      99
17181532       20070501              85    United Guaranty        1.00E+17           4.275    20070501      10.7   4.275      99
17181578       20070501              95    Radian Guaranty        1.00E+17           4.275    20070501    11.075   4.275      99
17181580       20070501              85    Republic MIC           1.00E+17           3.875    20070501    10.575   3.875      99
17181581       20070501     82.34999847    Republic MIC           1.00E+17           3.875    20070501    10.575   3.875      99
17181260       20070401              85    United Guaranty        1.00E+17           3.825    20070501      9.95   3.825      99
17181296       20070501     83.19999695    PMI                    1.00E+17            4.45    20070501    10.825    4.45      99
17181362       20070501     86.84999847    Republic MIC           1.00E+17             4.2    20070501    10.825     4.2      99
17181373       20070501              85    Republic MIC           1.00E+17             3.2    20070501      10.7     3.2      99
17181500       20070501              88    Republic MIC           1.00E+17             4.8    20070701     10.95     4.8      99
17181411       20070401              80    No MI                  1.00E+17           3.225    20070601      9.95   3.225      99
17181223       20070401     51.97000122    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181268       20070401     77.83999634    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17181272       20070401     79.26999664    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181312       20070401     79.56999969    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181353       20070401     69.63999939    No MI                  1.00E+17             4.1    20070601      9.95     4.1      99
17181378       20070501              75    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181380       20070501              80    No MI                  1.00E+17             4.1    20070701      9.95     4.1      99
17181381       20070501              90    Mortgage Guaranty In   1.00E+17            2.95    20070501      9.95    2.95      99
17181383       20070501     79.97000122    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181384       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181385       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181386       20070501     73.90000153    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181387       20070401              80    No MI                  1.00E+17             2.2    20070501      9.95     2.2      99
17181389       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181392       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181394       20070401              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181395       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181398       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181399       20070501     78.40000153    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181359       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181360       20070401              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181361       20070501              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17181364       20070501     60.22999954    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181365       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181366       20070401              75    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17181367       20070401              90    United Guaranty        1.00E+17           3.575    20070501      9.95   3.575      99
17181368       20070501              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17181369       20070501              80    No MI                  1.00E+17           4.075    20070701      9.95   4.075      99
17181370       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17181372       20070401     60.61000061    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181374       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181375       20070501     79.98000336    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181376       20070401              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181334       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181337       20070301              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181339       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181340       20070501     50.25999832    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181341       20070501              70    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17181343       20070501     69.98000336    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17181345       20070501              75    No MI                  1.00E+17             1.4    20070501      9.95     1.4      99
17181346       20070501            62.5    No MI                  1.00E+17             1.4    20070501      9.95     1.4      99
17181347       20070501              70    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17181348       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181356       20070501     47.18000031    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181357       20070301              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181358       20070301              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181311       20070301     54.34000015    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181313       20070501     69.34999847    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17181314       20070401     68.26000214    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181315       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181316       20070401     57.88999939    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17181317       20070401              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17181318       20070401              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181319       20070501     69.83000183    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181321       20070501     79.73000336    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17181322       20070401              80    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17181323       20070401              60    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181324       20070401              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181327       20070501              80    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17181330       20070301              90    GE Capital MI          1.00E+17           3.575    20070501      9.95   3.575      99
17181332       20070501              75    No MI                  1.00E+17               4    20070501      9.95       4      99
17181333       20070201              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17181302       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181303       20070401     74.66000366    No MI                  1.00E+17               4    20070501      9.95       4      99
17181305       20070401              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181306       20070501     63.63999939    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181308       20070501     64.97000122    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181309       20070301           79.75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181300       20061201              70    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17181301       20070301              75    No MI                  1.01E+17            3.45    20070501      9.95    3.45      99
17181293       20070501     73.98000336    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181297       20070501              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17181270       20070401     68.48999786    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181271       20070501     73.55999756    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17181273       20070501     71.80999756    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17181274       20070401     51.50999832    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181275       20070501              80    No MI                  1.00E+17             3.7    20070501      9.95     3.7      99
17181276       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181277       20070501              90    Republic MIC           1.00E+17           3.575    20070501      9.95   3.575      99
17181278       20070401              95    Mortgage Guaranty In   1.00E+17            2.65    20070501      9.95    2.65      99
17181279       20070401              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181280       20070401              90    United Guaranty        1.00E+17           3.825    20070501      9.95   3.825      99
17181282       20070401     86.55000305    United Guaranty        1.00E+17            3.45    20070501      9.95    3.45      99
17181283       20070501     85.54000092    GE Capital MI          1.00E+17           3.075    20070501      9.95   3.075      99
17181284       20070501              75    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17181287       20070401              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181290       20070301              80    No MI                  1.00E+17            4.35    20070501      9.95    4.35      99
17181244       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181246       20070401     63.63000107    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181248       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181249       20070401              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181252       20070401     49.70999908    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181253       20070301     77.83999634    No MI                  1.00E+17           2.525    20070501      9.95   2.525      99
17181254       20070401     74.76999664    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17181255       20070301              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17181256       20070401     70.80000305    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181257       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181258       20070501              80    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17181259       20070401     92.86000061    United Guaranty        1.00E+17             3.4    20070501      9.95     3.4      99
17181261       20070301              80    No MI                  1.00E+17             4.3    20070501      9.95     4.3      99
17181262       20070501     55.56000137    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17181263       20070301              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181264       20070401              80    No MI                  1.00E+17           3.975    20070601      9.95   3.975      99
17181265       20070501     74.44000244    No MI                  1.00E+17           3.225    20070701      9.95   3.225      99
17181266       20070101              75    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17181267       20070401              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17181269       20070301              80    No MI                  1.00E+17             2.8    20070501      9.95     2.8      99
17181237       20070401              80    No MI                  1.00E+17           3.825    20070501      10.2   3.825      99
17181238       20070401              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181240       20070401     41.20999908    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181241       20070501     77.20999908    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181242       20070401              80    No MI                  1.00E+17             3.2    20070501      10.2     3.2      99
17181201       20070301              80    No MI                  1.00E+17             3.7    20070501      9.95     3.7      99
17181202       20070201              80    No MI                  1.00E+17             4.2    20070501      9.95     4.2      99
17181203       20070301              75    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17181204       20070301     89.23000336    United Guaranty        1.00E+17             3.4    20070501      9.95     3.4      99
17181205       20070301     79.98999786    No MI                  1.00E+17           2.575    20070501      9.95   2.575      99
17181206       20070101              80    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181207       20070101              80    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17181208       20070401              50    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181209       20070201              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181590       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181592       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17181593       20070501              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17181594       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181596       20070501              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17181571       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181572       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181573       20070501     76.55999756    No MI                  1.00E+17           2.475    20070501      9.95   2.475      99
17181576       20070501              80    No MI                  1.00E+17               4    20070501      9.95       4      99
17181577       20070501              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17181579       20070501     79.98999786    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181582       20070501              75    No MI                  1.00E+17            2.15    20070501      9.95    2.15      99
17181583       20070501     67.86000061    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17181584       20070501              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17181587       20070501              80    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17181588       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181589       20070501     78.76999664    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181553       20070501     79.98000336    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181557       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181558       20070501     78.09999847    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17181559       20070501              70    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17181560       20070501              75    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17181563       20070501              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17181564       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181565       20070501     73.33000183    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181566       20070501              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17181568       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181569       20070501     72.12000275    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181533       20070501              75    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181534       20070501     58.34999847    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181535       20070501              80    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17181536       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181538       20070501              68    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17181539       20070501     77.26999664    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181541       20070501     59.20999908    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181543       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181545       20070501     67.37000275    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17181547       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181550       20070501     79.77999878    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17181551       20070501              75    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181189       20061001              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17181513       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17181190       20061101     66.91999817    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17181514       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17181515       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181191       20070101     78.22000122    No MI                  1.00E+17             3.7    20070501      9.95     3.7      99
17181516       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181519       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181195       20070101              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17181197       20070201              80    No MI                  1.00E+17            2.15    20070501      9.95    2.15      99
17181199       20070301     93.40000153    United Guaranty        1.00E+17            3.45    20070501      9.95    3.45      99
17181520       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181521       20070501              95    GE Capital MI          1.00E+17             3.2    20070501      9.95     3.2      99
17181522       20070501     79.98999786    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181523       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17181524       20070501     79.06999969    No MI                  1.00E+17             4.1    20070701      9.95     4.1      99
17181525       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181526       20070501     79.98999786    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181527       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181528       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181530       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181531       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181171       20060901              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181172       20060901              90    Radian Guaranty        1.00E+17           3.325    20070501     11.45   3.325      99
17181173       20061101     57.47000122    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181175       20060501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181178       20060801              80    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17181501       20070501     77.36000061    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181503       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181181       20061201              70    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17181506       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181182       20060901     79.98000336    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181183       20061101              70    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181508       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17181184       20061001              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17181188       20061201     54.50999832    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181166       20060101     79.93000031    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17181168       20060701     61.90000153    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181169       20060801     65.79000092    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17181220       20070501     46.50999832    No MI                  1.00E+17             2.5    20070501      9.95     2.5      99
17181221       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181222       20070401              90    PMI                    1.00E+17           3.575    20070501      9.95   3.575      99
17181224       20070401     66.72000122    No MI                  1.00E+17           3.975    20070501      9.95   3.975      99
17181225       20070401              64    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181226       20070401     64.12999725    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17181227       20070401     84.80000305    Radian Guaranty        1.00E+17             2.8    20070501      9.95     2.8      99
17181229       20070401     79.08999634    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181230       20070201              65    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17181231       20070401              85    Mortgage Guaranty In   1.00E+17           3.575    20070501      9.95   3.575      99
17181233       20070401              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181234       20070401     67.23000336    No MI                  1.00E+17            3.45    20070501      10.2    3.45      99
17181236       20070401              70    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181459       20070501              95    GE Capital MI          1.00E+17           3.175    20070501      9.95   3.175      99
17181460       20070501              75    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17181461       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181462       20070501              80    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17181464       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181467       20070501              80    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17181468       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181470       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181471       20070501     46.06000137    No MI                  1.00E+17           3.025    20070501      9.95   3.025      99
17181472       20070401     74.66999817    No MI                  1.00E+17            3.95    20070601      9.95    3.95      99
17181475       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181477       20070501     67.08999634    No MI                  1.00E+17           2.725    20070501      9.95   2.725      99
17181478       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181481       20070501              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17181482       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181487       20070501              90    PMI                    1.00E+17           3.575    20070501      9.95   3.575      99
17181488       20070501              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17181489       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181490       20070501              80    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181491       20070501     77.73000336    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181412       20070501              70    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181413       20070501     69.84999847    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181414       20070501              70    No MI                  1.00E+17            3.95    20070501      9.95    3.95      99
17181417       20070501              80    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17181418       20070401              95    Radian Guaranty        1.00E+17           3.125    20070501      9.95   3.125      99
17181419       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181423       20070501              80    No MI                  1.00E+17           2.875    20070501     10.95   2.875      99
17181425       20070501              65    No MI                  1.00E+17             1.9    20070501      9.95     1.9      99
17181426       20070401              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181427       20070501              80    No MI                  1.00E+17           3.375    20070501      9.95   3.375      99
17181428       20070501     74.23000336    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181429       20070401              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181431       20070401              70    No MI                  1.00E+17           3.975    20070601      9.95   3.975      99
17181432       20070401              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181434       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181435       20070401              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17181436       20070401     58.93000031    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17181437       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181439       20070501     54.11000061    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17181440       20070401              75    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181441       20070501              80    No MI                  1.00E+17             1.4    20070501      9.95     1.4      99
17181442       20070501     79.97000122    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17181444       20070401              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181445       20070501              80    No MI                  1.00E+17            2.55    20070501      9.95    2.55      99
17181447       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181448       20070501     54.61000061    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181451       20070401              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181452       20070501     72.98000336    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181453       20070501              95    Mortgage Guaranty In   1.00E+17             3.2    20070501      9.95     3.2      99
17181454       20070501              80    No MI                  1.00E+17             4.1    20070701      9.95     4.1      99
17181457       20070501              80    No MI                  1.00E+17             4.1    20070701      9.95     4.1      99
17181458       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181400       20070501              80    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17181405       20070501              80    No MI                  1.00E+17           3.875    20070501      9.95   3.875      99
17181406       20070501     62.77000046    No MI                  1.00E+17             2.5    20070501      9.95     2.5      99
17181408       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181409       20070501              80    No MI                  1.00E+17           3.125    20070501      9.95   3.125      99
17181210       20070201              70    No MI                  1.00E+17           2.675    20070501      9.95   2.675      99
17181211       20070101     79.12999725    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17181212       20070101     84.70999908    Mortgage Guaranty In   1.00E+17            2.65    20070501      9.95    2.65      99
17181213       20070301              80    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17181214       20070301              80    No MI                  1.00E+17             3.2    20070501     10.95     3.2      99
17181215       20070301              80    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17181216       20070401              80    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17181217       20070301              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181218       20070301           74.75    No MI                  1.00E+17           3.825    20070501      9.95   3.825      99
17181492       20070501              95    PMI                    1.00E+17            3.45    20070501      9.95    3.45      99
17181494       20070501              80    No MI                  1.00E+17            3.55    20070501      9.95    3.55      99
17181496       20070501     72.73000336    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17181498       20070501     65.08000183    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181499       20070501              75    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17216345       20070401              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216507       20070601              80    No MI                  1.00E+17           3.725    20070601      9.95   3.725      99
17216300       20070401              80    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17216301       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216302       20070401              50    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216303       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216304       20070501              80    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17216305       20070401              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216306       20070401              73    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216307       20070501     76.73000336    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17216308       20070501     78.09999847    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17216309       20070401              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17219619       20070401     75.91999817    No MI                  1.00E+17            3.02    20070501      9.95    3.02      99
17216310       20070501     78.30999756    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216311       20070501     60.24000168    No MI                  1.00E+17             3.5    20070501      9.95     3.5      99
17216312       20070501     64.73000336    No MI                  1.00E+17           3.325    20070501      9.95   3.325      99
17216313       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17216314       20070501     65.51999664    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17216315       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216316       20070501     59.20000076    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17216317       20070501     68.88999939    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17219620       20070401     72.76000214    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17216318       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17219621       20070401     73.26999664    No MI                  1.00E+17           2.875    20070501      9.95   2.875      99
17216319       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17219623       20061101              95    PMI                    1.00E+17             3.4    20070501      9.95     3.4      99
17219624       20070501              75    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17219625       20060801              95    Triad Guaranty         1.00E+17           3.275    20070501      9.95   3.275      99
17219626       20070501     76.37000275    No MI                  1.00E+17             3.1    20070501      9.95     3.1      99
17219628       20070201     48.65000153    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216400       20070601              75    No MI                  1.00E+17             2.9    20070601      9.95     2.9      99
17216401       20070501              70    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17216320       20070501     57.31000137    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17216321       20070501     64.66999817    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216402       20070501              80    No MI                  1.00E+17           1.125    20070501      9.95   1.125      99
17216322       20070501              75    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17216403       20070501              75    No MI                  1.00E+17           2.975    20070501      9.95   2.975      99
17216323       20070501              70    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17216404       20070601              70    No MI                  1.00E+17            3.95    20070601      9.95    3.95      99
17216405       20070501              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17216325       20070501            57.5    No MI                  1.00E+17             3.8    20070701      9.95     3.8      99
17216406       20070501              90    United Guaranty        1.00E+17           3.275    20070501      9.95   3.275      99
17216326       20070501              70    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17216407       20070501     79.98999786    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17216408       20070501              75    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17219630       20070201     39.54999924    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216328       20070501     44.77999878    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17216409       20070501     60.88000107    No MI                  1.00E+17             2.9    20070501      9.45     2.9      99
17216329       20070401              80    No MI                  1.00E+17            4.25    20070501      9.95    4.25      99
17219632       20070401     73.66999817    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17219634       20070501     67.09999847    No MI                  1.00E+17           3.225    20070501      9.95   3.225      99
17219636       20070501     34.27000046    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17219637       20070301     74.51000214    No MI                  1.00E+17               4    20070501      9.95       4      99
17219638       20070301              80    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17216410       20070501              80    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17216330       20070401     56.11000061    No MI                  1.00E+17            2.95    20070501      9.95    2.95      99
17216411       20070501              65    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216412       20070501     73.20999908    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216331       20070501              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216413       20070501              80    No MI                  1.00E+17           3.075    20070501      9.95   3.075      99
17216332       20070501              80    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17216333       20070501              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216414       20070501              75    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216415       20070501     63.29999924    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17216335       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216416       20070501              80    No MI                  1.00E+17           3.975    20070501      9.95   3.975      99
17216336       20070401     73.48000336    No MI                  1.00E+17            3.85    20070501      9.95    3.85      99
17216417       20070401              95    Mortgage Guaranty In   1.00E+17           4.525    20070501      11.2   4.525      99
17216337       20070501     67.66000366    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216338       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17219641       20070601     74.87000275    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216419       20070501              80    No MI                  1.00E+17           3.975    20070501      9.95   3.975      99
17216339       20070501              70    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17219642       20070601     15.14000034    No MI                  1.00E+17           3.275    20070601      9.95   3.275      99
17219643       20070501              80    No MI                  1.00E+17             1.9    20070501      9.95     1.9      99
17219647       20070601              80    No MI                  1.00E+17           3.025    20070601      9.95   3.025      99
17219648       20070601              75    No MI                  1.00E+17           2.325    20070601      9.95   2.325      99
17219649       20070601     67.34999847    No MI                  1.00E+17             3.4    20070601      9.95     3.4      99
17216500       20070601     61.84000015    No MI                  1.00E+17            2.65    20070601      9.95    2.65      99
17216501       20070601              80    No MI                  1.00E+17           2.525    20070601      9.95   2.525      99
17216420       20070501     79.69000244    No MI                  1.00E+17           3.975    20070501      9.95   3.975      99
17216340       20070501     87.83999634    Republic MIC           1.00E+17             3.4    20070501      9.95     3.4      99
17216502       20070501     78.01999664    No MI                  1.00E+17           2.775    20070501      9.95   2.775      99
17216421       20070501              95    Mortgage Guaranty In   1.00E+17           3.275    20070501      9.95   3.275      99
17216341       20070501     66.94000244    No MI                  1.00E+17            3.45    20070501      9.95    3.45      99
17216503       20070601     41.58000183    No MI                  1.00E+17           3.525    20070601      9.95   3.525      99
17216422       20070401              80    No MI                  1.00E+17           3.525    20070501      9.95   3.525      99
17216342       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216423       20070401              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17216504       20070501              80    No MI                  1.00E+17             3.6    20070501      9.95     3.6      99
17216343       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216505       20070501              75    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17216344       20070501     78.98000336    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17216506       20070601              43    No MI                  1.00E+17            3.35    20070601      9.95    3.35      99
16560158       20060901              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99
17181200       20070301              70    No MI                  1.00E+17             2.9    20070501      9.95     2.9      99
17181281       20070501     73.20999908    No MI                  1.00E+17            3.15    20070701      9.95    3.15      99
17181285       20070501     48.52000046    No MI                  1.00E+17           3.725    20070501      9.95   3.725      99
17181288       20070501              75    No MI                  1.00E+17            3.15    20070501      9.95    3.15      99
17181298       20070401              80    No MI                  1.00E+17           3.525    20070601      9.95   3.525      99
17181320       20070401              80    No MI                  1.00E+17            3.75    20070501      9.95    3.75      99
17181325       20070501     74.66000366    No MI                  1.00E+17             3.6    20070701      9.95     3.6      99
17181328       20070501              80    No MI                  1.00E+17             2.5    20070501      9.95     2.5      99
17181338       20070401              80    No MI                  1.00E+17           3.175    20070501      9.95   3.175      99
17181344       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181350       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181379       20070501              70    No MI                  1.00E+17            3.35    20070501      9.95    3.35      99
17181388       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181401       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17181404       20070501              80    No MI                  1.00E+17             3.2    20070501      9.95     3.2      99
17181410       20070501              75    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181424       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181430       20070501     67.76000214    No MI                  1.00E+17            2.65    20070501      9.95    2.65      99
17181433       20070401              70    No MI                  1.00E+17            3.05    20070501      9.95    3.05      99
17181446       20070501              70    No MI                  1.00E+17            2.35    20070501      9.95    2.35      99
17181449       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181466       20070501     79.98999786    No MI                  1.00E+17             2.2    20070501      9.95     2.2      99
17181474       20070501     72.98999786    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17181485       20070501     69.58999634    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181493       20070501              80    No MI                  1.00E+17             3.3    20070501      9.95     3.3      99
17181502       20070501              80    No MI                  1.00E+17             3.4    20070501      9.95     3.4      99
17181504       20070501     76.51999664    No MI                  1.00E+17           2.925    20070501      9.95   2.925      99
17181507       20070501              70    No MI                  1.00E+17               4    20070501      9.95       4      99
17181544       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181549       20070501              80    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181554       20070501              80    No MI                  1.00E+17           4.075    20070701      9.95   4.075      99
17181555       20070501              80    No MI                  1.00E+17             3.8    20070501      9.95     3.8      99
17181561       20070501              70    No MI                  1.00E+17           3.575    20070501      9.95   3.575      99
17181567       20070501              80    No MI                  1.00E+17           3.275    20070501      9.95   3.275      99
17181574       20070501              80    No MI                  1.00E+17            3.25    20070501      9.95    3.25      99



LOAN              LIEN    BALLOON    IO      IO             HYBRID      AMORT     PORTFOLIO  PREPAY    PP DESC
SEQ                                  FLAG    PERIOD         PERIOD      TERM1


17077545      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077546      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077547      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077548      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077496      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077497      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077498      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077499      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077500      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077501      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077502      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077503      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077504      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077505      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077506      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077508      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077509      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077510      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077511      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077512      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077513      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077514      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077515      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077516      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077517      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077518      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077519      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077520      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077480      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077481      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077482      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077483      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077484      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077485      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077486      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077487      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077488      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077489      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077491      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077492      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077493      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077494      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077495      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077449      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077450      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077451      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077453      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077458      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077459      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077460      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077461      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077463      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077464      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077465      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077466      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077467      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077468      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077469      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077470      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077471      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077474      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077476      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077477      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077478      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077479      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17076254      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17076255      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17076257      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17076258      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17076259      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17076261      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17076252      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17076253      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059703      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059704      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059705      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059706      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059707      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059708      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059709      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059710      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059711      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059712      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059713      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059714      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059715      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059716      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059717      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059718      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059719      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059721      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059722      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059723      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059724      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059725      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059726      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059727      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059728      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059729      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059730      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059732      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059733      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059734      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059735      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059736      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059737      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059738      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059739      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059740      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059743      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059744      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059745      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059746      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059747      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059748      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059749      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059750      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059751      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059752      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059753      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059696      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059697      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059698      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059699      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059700      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059702      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053546      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053547      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053548      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053549      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053550      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053551      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053552      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053553      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053555      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053556      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053557      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053558      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053559      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053560      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053561      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053562      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053563      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053564      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053565      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053566      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053567      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053568      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053569      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053570      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053572      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053574      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053575      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053576      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053577      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053578      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053580      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053581      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053582      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053583      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053584      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053585      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053586      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053587      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053588      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053590      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053591      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053593      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053594      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053595      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053596      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053597      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053598      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053599      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053601      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053602      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053603      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053604      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053605      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053606      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053609      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053610      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053611      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053612      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17041356      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17041357      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17041358      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17041359      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17041360      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17041361      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17041362      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17041363      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17041364      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17041365      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17033969      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
17033970      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17033971      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17033972      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17033973      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17033974      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
17033975      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
17033976      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17033977      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020173      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020174      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020175      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020176      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020177      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020178      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020179      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020180      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020181      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020182      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020183      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020184      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020185      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020186      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020187      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020188      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020189      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020191      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020192      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020193      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020194      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020195      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020196      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020197      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020198      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020199      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020201      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020202      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020203      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020204      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020205      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020206      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020207      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020208      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020209      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020210      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020211      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020212      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020213      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020214      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020215      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020216      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020217      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020218      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020219      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020220      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020221      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020222      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020224      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020225      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020226      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020227      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020228      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020229      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020230      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020231      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020232      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020233      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020236      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020237      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020238      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020240      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020241      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020242      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020243      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020244      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020245      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020247      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020248      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020249      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020250      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020251      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020252      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020253      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020254      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020255      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020256      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020257      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020258      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020259      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020260      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020261      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020262      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020263      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020264      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020265      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020266      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020267      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020268      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020269      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020270      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020271      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020272      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020273      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020274      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020275      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020276      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020277      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020278      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020280      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020281      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020282      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020283      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020285      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020286      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020287      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020288      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020289      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020290      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020291      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020292      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020293      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020294      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020295      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020296      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020297      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020298      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020299      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020300      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020301      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020302      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020303      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020304      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020306      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020307      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020308      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020309      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020310      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020311      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020312      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020313      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020314      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020315      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020316      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020317      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020318      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020319      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020320      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020321      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020322      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020323      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020324      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020325      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020326      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020327      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020328      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020329      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020330      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020331      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020332      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020333      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020334      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020335      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020336      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020337      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021407      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021408      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021410      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021412      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021413      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021414      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021415      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021417      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021418      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021419      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021420      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021421      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021423      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021424      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021425      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021426      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021427      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021429      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021430      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021431      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021432      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021433      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021434      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021435      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021436      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021437      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021438      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021439      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021440      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021441      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021443      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021444      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021445      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021446      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021447      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021448      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021450      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021451      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021452      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021453      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021454      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021456      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021457      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021458      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021459      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021460      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021461      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021462      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021463      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021464      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021465      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021466      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021467      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021469      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021470      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021471      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021472      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021513      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17056654      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17056655      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17056656      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17056659      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17056660      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17056661      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17056663      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17056665      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17056666      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021473      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021474      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021475      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021476      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021477      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021478      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021479      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021480      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021481      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021482      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021483      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021484      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021485      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021486      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021487      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021489      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021490      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021491      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021492      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021493      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021495      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021497      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021498      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021499      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021500      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021501      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021502      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021503      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021504      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021505      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021506      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021507      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021508      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021509      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021511      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021512      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020122      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020123      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020124      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020125      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020126      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020127      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020128      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020129      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020130      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020131      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020132      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020133      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020136      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020138      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020139      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020140      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020141      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020143      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020144      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020145      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020146      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020147      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020148      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020149      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020150      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020151      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020152      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020153      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020154      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020155      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020157      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020158      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020160      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020161      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020162      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020163      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020164      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020165      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020166      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020167      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020168      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020169      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020170      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020171      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020172      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17012345      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17012346      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17012348      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17012349      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
17012350      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
17012351      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17012352      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17012353      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17012354      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17012355      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
17013081      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013082      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013083      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013084      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013085      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013086      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013087      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013088      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013089      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013090      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013091      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013092      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013093      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013094      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013096      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013097      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013098      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013099      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013100      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013101      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013102      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013103      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013105      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013106      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013107      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013108      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013109      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013111      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013112      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013114      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013115      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013116      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013117      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013118      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013119      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013120      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013121      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013122      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013123      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013124      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013125      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013126      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013127      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013128      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013129      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013130      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013131      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013132      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013133      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013134      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013135      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013136      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013137      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013138      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013139      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013140      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013141      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013142      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013143      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013144      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013145      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013146      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013147      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013148      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013149      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013150      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013151      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013152      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013153      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013154      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013155      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013156      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013157      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013158      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013159      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013160      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013161      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013162      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013163      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17013164      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17014026      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17014027      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
17014028      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
17014029      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17014030      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17014031      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17014032      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17014033      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17014034      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17014035      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17014036      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17014037      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17014038      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17014039      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17014040      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983952      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989539      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989688      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16833580      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16804206      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16825860      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16847128      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021561      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17052640      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021542      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021550      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021573      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021555      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021603      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021571      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021551      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021566      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021578      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021596      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021586      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021572      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021539      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021538      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021606      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021605      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021597      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021595      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021545      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021602      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021560      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021582      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021592      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021577      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052638      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021569      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021608      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021604      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021587      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021574      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021549      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021618      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021583      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021614      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021558      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021557      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021593      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       30MPP
17021584      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021607      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021624      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021600      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021581      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021562      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021565      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021609      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021612      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021589      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021617      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021598      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052645      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021599      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021611      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021552      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021553      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021576      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052660      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021629      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021567      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021619      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021632      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021559      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021547      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021591      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021631      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021588      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021623      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021570      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021615      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021590      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052659      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021575      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021634      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021563      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021616      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052666      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021622      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052682      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17052652      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021633      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021628      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021626      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052673      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021627      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021625      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052670      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021613      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052671      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052646      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052674      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052647      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021579      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052688      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052641      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021621      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052678      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021630      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052662      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052654      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021585      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052649      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052664      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052665      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021610      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052676      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052691      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052677      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021635      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052648      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17052672      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052683      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052644      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052663      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052668      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052651      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052692      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052667      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052690      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052639      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052675      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052687      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052643      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052657      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052658      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052679      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052689      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17052650      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17052694      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052656      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052680      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052693      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052642      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052685      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052653      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052655      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052696      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052686      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052695      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
16590998      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021537      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021554      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021568      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021564      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021556      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021540      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021543      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021541      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021546      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16980006      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021548      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
16980008      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16825837      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16847069      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16666466      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16769349      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16774753      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16774760      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16769272      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16769320      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16769123      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       24MPP
16769124      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16769133      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16769140      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16769154      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16769186      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16769204      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16769223      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16769238      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16769252      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17052669      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021620      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021544      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052681      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021580      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16845236      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836973      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16836977      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836979      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16836981      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836469      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836472      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836485      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16836489      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836500      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836831      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836834      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836835      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836850      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836861      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836873      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16836876      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836881      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16836882      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836885      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16836889      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836893      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836901      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836907      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836913      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836929      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836940      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836950      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16836780      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16836787      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836792      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836802      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836804      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836807      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16836810      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836811      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16836816      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16833568      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16833471      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16833546      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16827606      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16827609      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16827613      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16827632      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16827640      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16827562      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16827599      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16641431      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16774765      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16774769      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16774779      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16774782      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021535      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021528      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021534      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021521      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021532      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021533      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052633      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052630      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021520      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052632      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021517      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021514      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052635      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021536      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021515      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052636      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17052627      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021522      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052629      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17052637      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17052628      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17052634      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16774756      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16774759      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989599      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989600      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989601      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989602      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989603      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989604      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989605      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989606      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989607      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989608      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989609      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989610      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989611      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989612      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989613      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989614      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989615      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989616      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989617      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989618      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989619      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989620      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989621      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989622      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989623      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989624      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989625      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989626      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989627      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989628      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989629      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989630      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989631      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989632      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989633      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989634      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989635      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989636      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989637      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989638      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989639      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989640      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989641      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989642      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989643      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989644      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989645      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989646      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989647      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989648      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989649      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989650      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989651      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989653      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989654      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989655      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989656      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989657      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989658      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989659      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989660      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989661      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989662      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989663      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989664      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989665      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989666      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989667      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989668      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989669      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989670      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989671      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989672      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989673      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989674      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989675      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989676      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989677      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989678      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989679      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989680      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989681      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989682      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989683      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989684      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989685      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989686      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989687      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989689      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989690      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989691      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989692      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989693      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989694      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989695      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989696      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989697      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989698      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989699      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989700      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989702      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989703      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989704      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989705      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989706      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989707      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989708      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989709      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989710      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989711      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989712      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989713      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989714      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989715      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989716      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989717      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989718      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989720      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989721      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989722      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989723      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989724      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989725      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989726      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989727      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989728      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989729      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989730      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989731      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989732      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989733      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989734      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989735      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989737      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989738      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989739      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989740      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989742      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989743      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989744      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989745      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989746      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989747      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989748      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989749      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989750      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989751      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989752      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989753      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989754      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989755      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989756      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989757      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989758      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989759      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989760      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989763      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989764      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989765      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989766      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989767      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989769      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989770      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989771      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989772      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989773      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989774      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989776      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989777      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989778      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989779      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989780      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989781      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989782      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989783      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989784      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989785      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989786      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989787      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989788      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989789      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989790      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989791      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989792      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989793      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989794      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989795      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989796      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989797      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989798      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989799      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989800      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989801      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989802      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989803      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989804      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989805      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989806      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989807      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989808      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989809      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989810      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989811      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989812      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989813      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989814      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989815      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989817      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989818      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989820      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989821      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989822      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989823      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989824      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989825      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989826      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989827      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989828      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989829      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989830      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989831      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989832      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989833      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989834      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989835      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989836      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989837      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989838      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989839      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989840      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989841      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989842      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989843      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989844      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989845      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989846      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989847      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989848      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989849      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989850      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989851      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989852      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989853      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989854      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989856      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989857      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989858      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989859      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989860      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989861      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989862      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989863      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989864      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983890      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983891      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983892      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983893      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983894      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983895      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983896      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983897      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983898      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983899      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983900      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983901      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983902      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983903      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983904      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983905      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983906      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983907      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983908      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983909      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983910      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983911      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983912      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983914      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983915      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983916      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983917      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983918      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983919      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983920      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983921      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983922      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983923      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983924      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983925      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983926      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983927      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983928      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983929      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983930      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983931      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983932      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983933      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983934      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983935      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983936      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983937      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983938      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983939      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983940      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983941      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983942      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983943      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983944      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983945      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983946      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983947      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983948      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983949      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983950      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983951      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983953      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983954      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983955      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983956      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983957      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983958      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983959      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983960      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989533      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989534      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989535      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989536      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989537      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989538      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989540      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989541      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989542      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989543      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989544      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989545      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989546      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989548      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989549      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989551      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989552      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989553      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989554      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989555      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989556      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989557      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989558      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989559      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989560      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989561      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989562      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989563      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989564      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989565      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989566      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983874      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983875      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983876      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983877      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983878      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983879      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983880      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983881      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983882      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983883      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16983884      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16983885      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983886      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16983887      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983888      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16983889      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989567      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989568      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989569      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989570      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989571      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989572      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989573      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989574      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989575      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989576      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989577      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989579      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989580      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989581      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989582      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989583      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989584      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989585      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989586      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989587      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989588      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989589      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989590      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989591      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989592      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989594      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16989595      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989596      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989597      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989598      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975748      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975749      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975750      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975751      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975752      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975753      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975754      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975755      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975756      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975757      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975759      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975760      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975762      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975763      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975764      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975765      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975766      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975767      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975769      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975770      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975771      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975772      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975773      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975774      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975775      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975776      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975777      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975780      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975781      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975782      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975783      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975784      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975786      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975787      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975788      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975789      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975790      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975791      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975792      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975793      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975794      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975795      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975796      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975797      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975798      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975799      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975800      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975802      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975803      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975804      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975805      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975806      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975807      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975808      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975809      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975811      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975813      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975814      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975815      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975816      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975819      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975820      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975821      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975822      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975823      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975824      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975825      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975826      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975827      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975828      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975829      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975830      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975831      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975832      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975833      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975834      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975836      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975837      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975838      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975839      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975840      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975841      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975842      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975843      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975845      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975846      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975847      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975848      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975849      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975850      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975851      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975852      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975853      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975854      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975855      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975856      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975857      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975858      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975859      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975861      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975862      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975863      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975864      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975865      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975866      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975867      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975868      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975869      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975870      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975871      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975872      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975873      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975874      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975875      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975876      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975877      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975878      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975879      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975880      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975881      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975882      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975883      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975884      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975885      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975886      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975887      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975889      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975890      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975891      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975892      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       6MPP
16975893      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975894      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975897      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975899      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975900      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975901      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975902      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975903      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975904      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975905      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975906      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975907      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975908      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975909      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975910      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975912      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975913      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       24MPP
16975914      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975915      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
16975916      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975917      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975918      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975919      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975920      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975921      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975922      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16975923      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16970022      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16970035      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16970066      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16970067      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16686731      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17076256      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17076260      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077452      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077457      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17077472      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17077490      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053571      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17053579      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053589      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17053592      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053600      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053607      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17053608      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059720      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059731      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17059741      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17059742      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021510      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17046124      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046125      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046126      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046127      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046128      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046129      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046130      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046131      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046132      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046133      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046134      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046135      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046136      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046137      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046138      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046139      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046140      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046141      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046142      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046143      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046144      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046146      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046147      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046149      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046150      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046151      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046152      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046153      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046154      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046155      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046156      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046157      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046158      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046159      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046160      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046161      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046162      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046163      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046164      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046165      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046166      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046167      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046168      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046169      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046170      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046171      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046172      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046173      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046174      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046175      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046176      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046177      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046178      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046179      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046180      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046181      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046182      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046183      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046184      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046185      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046186      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046187      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046188      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046189      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046190      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046191      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046192      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046193      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046194      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046195      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046196      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046197      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046198      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046199      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046200      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046201      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046202      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046203      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046204      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046205      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046206      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046207      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046208      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046209      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046210      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046211      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046212      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046213      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046214      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046215      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046117      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046118      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046119      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17046121      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046122      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17046123      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17013104      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17013113      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020137      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020142      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17020223      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020239      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17020284      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021406      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021409      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17021442      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17021455      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021488      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021494      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       12MPP
17021496      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975812      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975817      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16975818      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16975844      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16975860      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16975888      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989547      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989550      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989578      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989652      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989701      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16989719      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989736      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16989775      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989819      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16989855      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16827627      First Lien  No         YES     10YRIO            60       360       MALT         Yes       12MPP
16836862      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16769188      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16769273      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16769354      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
17052631      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16969922      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16970011      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16970013      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16970017      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16600230      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16965732      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
16825796      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16847030      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16825810      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021518      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       12MPP
17021526      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021527      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021516      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021529      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021525      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021523      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021519      First Lien  No         YES     10YRIO            60       360       SSSO         No        No PP
17021530      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
17021531      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16714423      First Lien  No         YES     10YRIO            60       360       SSSO         Yes       36MPP
16642718      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16769367      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16730143      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16730514      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16730515      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16730536      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16845198      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16845232      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16845184      First Lien  No         YES     10YRIO            60       360       MALT         Yes       36MPP
16845217      First Lien  No         YES     10YRIO            60       360       MALT         No        No PP
16836970      First Lien  No         YES     10YRIO            60       360       ALT1         Yes       36MPP
16836897      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836769      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
16836824      First Lien  No         YES     10YRIO            60       360       ALT1         No        No PP
17219690      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216559      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216561      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216562      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216563      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216564      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216565      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216566      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216567      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216568      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216569      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216570      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216571      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216572      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216573      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216574      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216575      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216576      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216577      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216578      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216579      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216580      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216581      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219680      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17219682      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219684      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219685      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219686      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219689      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219674      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17219675      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219676      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219677      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17219678      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17219679      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169772      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169827      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169877      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169899      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169924      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169998      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172807      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172876      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173085      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169529      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169560      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169573      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169734      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169738      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169354      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169376      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169426      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169438      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181548      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169578      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169860      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169872      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169882      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17169896      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169912      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169938      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169941      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170005      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170016      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170075      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170077      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170090      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170096      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17172842      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173107      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173132      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173206      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181456      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169913      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169929      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17169973      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169989      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169889      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169866      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169868      First Lien  No         NO      NONIO              3       480       MBMT         Yes       12MPP
17169839      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169740      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169758      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169801      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169809      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169810      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169817      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169704      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169671      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169686      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169666      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169645      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169601      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169613      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169620      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169639      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169562      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169555      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169559      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169520      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169523      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169530      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169547      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169549      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169502      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169489      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169585      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169596      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169463      First Lien  No         NO      NONIO              3       480       MBMT         Yes       36MPP
17169465      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169467      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169468      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17169470      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169475      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169403      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169406      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169412      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169415      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169422      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169428      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169435      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169441      First Lien  No         NO      NONIO              1       480       MBMT         No        No PP
17169448      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169387      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169391      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169369      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169374      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169572      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169499      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17172981      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17172983      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172985      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172986      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172987      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172989      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170010      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170014      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17170015      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170017      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170018      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170002      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170003      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170004      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170006      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170008      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170009      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172974      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172975      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172976      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172978      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172979      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170001      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172970      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172971      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172973      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173074      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172966      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172967      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172968      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17172960      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172961      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172964      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172952      First Lien  No         NO      NONIO              3       360       BMTA         Yes       12MPP
17172954      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172955      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172957      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172958      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172941      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172942      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172943      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172944      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17172946      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172947      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172948      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172949      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172928      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17172930      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172931      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172932      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172933      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172934      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172935      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17172937      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172938      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172920      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172921      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172923      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172924      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172925      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172926      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172927      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169330      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169333      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169334      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169335      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169336      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169337      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169338      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169339      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169340      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181382      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181390      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181391      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181393      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181363      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17181336      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181342      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181354      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181355      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17181310      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181326      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181329      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181304      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169684      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169685      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169688      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169689      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169690      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169691      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169692      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169693      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169694      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169695      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169696      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169697      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169698      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170076      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170078      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169640      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169641      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169642      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169643      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169646      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169648      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169649      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170082      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170083      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17170084      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170085      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170086      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170087      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170088      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170089      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169650      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169651      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169652      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169654      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169655      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169658      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169659      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17170091      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170093      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170094      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170095      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170097      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170098      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170099      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169661      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169662      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169663      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169664      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169665      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169667      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169668      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169669      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169670      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169672      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169673      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169674      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169675      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169676      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169677      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169678      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169679      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169680      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169681      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170070      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170071      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170073      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170074      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170029      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170030      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170032      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170033      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170034      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170035      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170036      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170037      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170038      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169600      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169602      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169603      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169604      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169605      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169606      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169607      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169608      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169609      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170040      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170042      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170044      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170045      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17170047      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170048      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170049      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169610      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169611      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169612      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169615      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172994      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172995      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172996      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172997      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17172998      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17172999      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170024      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170026      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17170027      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17172990      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172991      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172992      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170019      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172900      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172902      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172903      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172904      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172905      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172906      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172907      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172908      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172909      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172910      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172911      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172913      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172914      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172915      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172916      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17172918      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181292      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181294      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169988      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169990      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17169991      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169992      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169993      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169994      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169996      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169997      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169999      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181289      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181291      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181245      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169960      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169962      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169963      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169965      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169966      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169967      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169970      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169971      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169972      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169974      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169975      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169976      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169978      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169979      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169981      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169982      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169983      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169984      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169985      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169986      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169987      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181239      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169950      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169951      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169952      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169954      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169955      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169956      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169957      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169958      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169959      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169589      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169910      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169590      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169914      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169591      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169915      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169916      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169593      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169918      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169594      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169597      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169598      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169599      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169921      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169922      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169923      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17170056      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170057      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170058      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169621      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169622      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169624      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169625      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169626      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169627      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169629      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170060      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170061      First Lien  No         NO      NONIO              3       360       BMTA         Yes       12MPP
17170063      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17170064      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170066      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17170067      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17170068      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170069      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169630      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169631      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169632      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169634      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169635      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169638      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169580      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169581      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169905      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169582      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169906      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169907      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169584      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169908      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169586      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169587      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169588      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169901      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169902      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169903      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172888      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172889      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172891      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172892      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172893      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172894      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172895      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172896      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172898      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172899      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169501      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169503      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169504      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169505      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169506      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169507      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169508      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17169510      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169511      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169512      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169513      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169514      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169515      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169517      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169518      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169519      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169521      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169524      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169525      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169526      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169527      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17169528      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169531      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169532      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169533      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169534      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169536      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169537      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169538      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169539      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169541      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169542      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169543      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169544      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169550      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169551      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169552      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169553      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169554      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169556      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169557      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169558      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169561      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169563      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169564      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17169565      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169566      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169567      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169568      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169569      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169570      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169571      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169574      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169575      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169577      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169900      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17172840      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172841      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172844      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172845      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172847      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181595      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172848      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181597      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172851      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172852      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172853      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172854      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172855      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172857      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172859      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172861      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172862      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172864      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17172865      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172867      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172869      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172871      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172872      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172873      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172874      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172875      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172877      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172878      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172880      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172884      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172885      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172886      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172887      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17172820      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172821      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172822      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172823      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172824      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172827      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181575      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172830      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172831      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172832      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172833      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172834      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172835      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172837      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17172838      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181586      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172839      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172804      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172806      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172810      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172811      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172813      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17172814      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172815      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172816      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172817      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172818      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173190      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173191      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173192      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173193      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17173194      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173197      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173198      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181542      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181546      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172801      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172802      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181510      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181511      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173171      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173172      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181192      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17173173      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181193      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17173174      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181518      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173175      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173176      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173177      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173178      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173180      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173181      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173182      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173183      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173184      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173185      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17181529      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173187      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17173188      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173189      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169884      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169885      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169886      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169888      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181170      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17173151      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173152      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173153      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173154      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181174      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173155      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173156      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17181176      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173157      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173158      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173159      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169890      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169891      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169892      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169893      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169895      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169897      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169898      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181180      First Lien  No         NO      NONIO              3       360       BMTA         Yes       12MPP
17181505      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173162      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173163      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173164      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173165      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181185      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173166      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181186      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181187      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173168      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173169      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169878      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169879      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173141      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173142      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173144      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173145      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181165      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173146      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173148      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173149      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169880      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169883      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173131      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173133      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173134      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173135      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173136      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173138      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169870      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169871      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169873      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169875      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173113      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173115      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17173118      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173119      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169850      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169851      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169852      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169854      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169855      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169856      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169857      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169859      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173120      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173121      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173122      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173123      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173124      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173125      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173126      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173128      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173129      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169861      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169862      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169865      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169867      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169845      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169847      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169848      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169849      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173110      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173111      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169843      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169832      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169833      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169834      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169836      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169837      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169838      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173102      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173103      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173105      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173109      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169840      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169841      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169842      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169830      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169831      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169486      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169487      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169811      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169812      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169490      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169814      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169815      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169491      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169492      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169493      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169818      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169494      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169496      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169497      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169498      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169820      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169821      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169822      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169823      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169824      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169825      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169828      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169829      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169800      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169802      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169803      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169805      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169481      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169806      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169483      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169807      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169484      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169485      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169437      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169439      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169440      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169442      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169445      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169447      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169449      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169453      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169455      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169456      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169457      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169458      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169460      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169461      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169462      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169464      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169466      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169469      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169471      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169473      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169474      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169476      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169477      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169478      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169479      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172778      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172780      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172781      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172782      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172783      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172784      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172785      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17172788      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172789      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169935      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169936      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169937      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169939      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173200      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173201      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17173202      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173203      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173204      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17173207      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173208      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169940      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169942      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169944      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169945      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169946      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169947      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169948      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169949      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173210      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181463      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17181469      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17181479      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181480      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173072      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181415      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173076      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173077      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173078      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181420      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181421      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173081      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173082      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173083      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173084      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173086      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173087      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173088      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17173089      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173090      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17173091      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173093      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173094      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173096      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173097      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173098      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173099      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
16683668      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181450      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181455      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169775      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169776      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169777      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169778      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169779      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173040      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173041      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173042      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173043      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173044      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173045      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173046      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173048      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169782      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169783      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169784      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169785      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169786      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169788      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169789      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173051      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173052      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173053      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173054      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173057      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169790      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169791      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169792      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169794      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169795      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169796      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169797      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169798      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169799      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181402      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181403      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173061      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181407      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173064      First Lien  No         NO      NONIO              1       480       BMTA         Yes       30MPP
17173065      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173066      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173067      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173068      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173015      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173016      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173017      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173018      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169750      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169751      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169752      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169753      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169755      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169756      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169757      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169759      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173023      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173024      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173026      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173027      First Lien  No         NO      NONIO              3       360       BMTA         Yes       12MPP
17173028      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173029      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169760      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169761      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169763      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169765      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169766      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169767      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17169769      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173033      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173035      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173037      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173038      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173039      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169771      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169749      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173010      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173011      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173012      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173013      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169395      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169396      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169397      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169398      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169399      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169720      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169721      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169723      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169724      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169726      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169729      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169730      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169731      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169732      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169735      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169737      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169739      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173000      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173001      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173003      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173004      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17173005      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17173006      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17173009      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169742      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169743      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169746      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169747      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169748      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169343      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169344      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17169345      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169346      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169347      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17169348      First Lien  No         NO      NONIO              1       360       BMTA         Yes       30MPP
17169349      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170100      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169350      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169351      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169353      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169355      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169357      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169358      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169360      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169362      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169363      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169364      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169365      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169366      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169367      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169370      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17169371      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169373      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169375      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169378      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169379      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169700      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169701      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169702      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169703      First Lien  No         NO      NONIO              3       360       BMTA         Yes       12MPP
17169380      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169705      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169381      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169706      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169382      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169707      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169708      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169384      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169709      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169385      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169386      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169388      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169389      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169711      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17169712      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
16573634      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169713      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169390      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169714      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169716      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169392      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169393      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169717      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169718      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169719      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169413      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169414      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169416      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169417      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169418      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169419      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169420      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169421      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169423      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169424      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169425      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169427      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169430      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169431      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169432      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169433      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169434      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169436      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172796      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169402      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169404      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169405      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169407      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169408      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169409      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17169617      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170050      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170051      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17170052      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17170053      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17170054      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169925      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169926      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169927      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169928      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181219      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17169930      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17169933      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169934      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172791      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172792      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17172795      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17169341      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181497      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172897      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17172828      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17172846      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172863      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172866      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172868      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17172870      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172883      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172826      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17172940      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172972      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17216583      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216584      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216585      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216586      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216587      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216588      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216589      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216590      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216591      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216592      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216593      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216594      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216595      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216596      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216597      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17172917      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172929      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17216582      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17172945      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172950      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17172951      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17172953      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17172956      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17172969      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172982      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17172984      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17172988      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172993      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173002      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173008      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17173014      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173019      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173021      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17173022      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173025      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173030      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173034      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173036      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173047      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173050      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173055      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173056      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173058      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173059      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173060      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17173062      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173063      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17173069      First Lien  No         NO      NONIO              1       360       MBMT         Yes       30MPP
17173070      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17173071      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17172812      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17170023      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17170025      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17170028      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170031      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17170039      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170041      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17170043      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17170055      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17170059      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170062      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17170065      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17170072      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172922      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172936      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17170080      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170092      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17170013      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170020      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170021      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17170022      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169943      First Lien  No         NO      NONIO              3       360       MBMT         Yes       12MPP
17169953      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169961      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17169964      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169969      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169977      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17169980      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169995      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170000      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17170007      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170011      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17170012      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169858      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169863      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169869      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169874      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169876      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169887      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169894      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169904      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169909      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17169911      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169919      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169699      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169715      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169722      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169725      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169727      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169728      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169741      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169744      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169762      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169768      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169781      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169808      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17169813      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169819      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169826      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169835      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169846      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17169656      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17169657      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169683      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173130      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173137      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173139      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173140      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173143      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17173150      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173160      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173161      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173167      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173186      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173195      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173199      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173205      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181194      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17181228      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181295      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17181416      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17181438      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181443      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181540      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17181570      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17169383      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169443      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169446      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169450      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169451      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169454      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17169459      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169472      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169480      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169482      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169488      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169516      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169522      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169535      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169545      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169546      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17169548      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169579      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169583      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169595      First Lien  No         NO      NONIO              3       360       MBMT         Yes       12MPP
17169614      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17169619      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17170046      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17173079      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173080      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173092      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173095      First Lien  No         NO      NONIO              3       360       MBMT         No        No PP
17173100      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17173101      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173106      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173108      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173112      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17173114      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17173116      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173117      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173127      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172836      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172849      First Lien  No         NO      NONIO              1       360       MBMT         No        No PP
17172850      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17172856      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172882      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172890      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17172901      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17172912      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17172919      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17173073      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17169864      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17169509      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216542      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216461      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216543      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216381      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216462      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216544      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216463      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216382      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216464      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216545      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216465      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216546      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216384      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216466      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216547      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216548      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216467      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216386      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216468      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216549      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216387      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216469      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216388      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216389      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216550      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216470      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216551      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216471      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216552      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216390      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216472      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216553      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216391      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216554      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17216473      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216392      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216555      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17216393      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216474      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216475      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216394      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216556      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216395      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216557      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216476      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216477      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216396      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216397      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216478      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216479      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216398      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216399      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216480      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216481      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216482      First Lien  No         NO      NONIO              3       360       BMTA         Yes       12MPP
17216483      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216484      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216485      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216486      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216487      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216488      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216489      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216490      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216491      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216492      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216493      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216494      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216495      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216496      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216497      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216498      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216499      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216374      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216455      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216536      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216294      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216537      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216456      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216376      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216457      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216538      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216295      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216458      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216539      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216296      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216297      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216459      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216298      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216540      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216460      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216541      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216380      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216454      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216292      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216293      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216286      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216287      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216368      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216449      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219671      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216369      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216288      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216289      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216530      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216450      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216531      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216451      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216370      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216532      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216290      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216371      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216533      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216372      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216534      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216453      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216291      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216373      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216535      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216278      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216279      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219663      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219664      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219665      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219666      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219668      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219669      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216520      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17216440      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216521      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216360      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216441      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216522      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216361      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216523      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216442      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216280      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216443      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216524      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216281      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216525      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216444      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216363      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216282      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216364      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216526      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216445      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216283      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216284      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216365      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216527      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216446      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216285      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17216528      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216366      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216447      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216367      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216529      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17219670      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216448      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216437      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216518      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216357      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216519      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219660      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216358      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219661      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216277      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216359      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216432      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216352      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216433      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216353      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216515      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216434      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216354      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216435      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216516      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216273      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216355      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216517      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216274      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216356      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219659      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216510      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17216430      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216511      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216431      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216350      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216512      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216351      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216513      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219651      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216348      First Lien  No         NO      NONIO              1       480       BMTA         No        No PP
17216349      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219652      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216268      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216269      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219653      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219654      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219656      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219657      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219658      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216346      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216508      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216427      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216347      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216266      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216428      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219650      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216509      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216267      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181196      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181232      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181250      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181517      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181532      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181578      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181580      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181581      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181260      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181296      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181362      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181373      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181500      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181411      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17181223      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17181268      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17181272      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181312      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17181353      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17181378      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181380      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181381      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181383      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181384      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181385      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181386      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181387      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181389      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181392      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181394      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181395      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181398      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181399      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181359      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181360      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181361      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181364      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181365      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181366      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181367      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181368      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181369      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181370      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181372      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181374      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181375      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181376      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181334      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181337      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181339      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181340      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181341      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181343      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181345      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181346      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181347      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181348      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181356      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181357      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181358      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181311      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181313      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181314      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181315      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181316      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181317      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181318      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181319      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181321      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181322      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181323      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181324      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181327      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181330      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181332      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181333      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181302      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181303      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181305      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181306      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181308      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181309      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181300      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181301      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181293      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181297      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181270      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181271      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181273      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181274      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181275      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181276      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181277      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181278      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181279      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181280      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181282      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181283      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181284      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181287      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181290      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181244      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181246      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181248      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181249      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181252      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181253      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181254      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181255      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181256      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181257      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181258      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181259      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181261      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181262      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181263      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181264      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181265      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181266      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181267      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181269      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181237      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181238      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181240      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181241      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181242      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181201      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181202      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181203      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181204      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181205      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181206      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181207      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181208      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181209      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181590      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181592      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181593      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181594      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181596      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181571      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181572      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181573      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181576      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181577      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181579      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181582      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181583      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181584      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181587      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181588      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181589      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181553      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181557      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181558      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181559      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181560      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181563      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181564      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181565      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181566      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181568      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181569      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181533      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181534      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181535      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181536      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181538      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181539      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181541      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181543      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181545      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181547      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181550      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181551      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181189      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181513      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181190      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181514      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181515      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181191      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181516      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181519      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181195      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181197      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181199      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181520      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181521      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181522      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181523      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181524      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181525      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181526      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181527      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181528      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181530      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181531      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181171      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181172      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181173      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181175      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181178      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181501      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181503      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181181      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181506      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181182      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181183      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181508      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181184      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181188      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181166      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181168      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181169      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181220      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181221      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181222      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181224      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181225      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181226      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181227      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181229      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181230      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181231      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181233      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181234      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181236      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181459      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181460      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181461      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181462      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181464      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181467      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181468      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181470      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181471      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181472      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181475      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181477      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181478      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181481      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181482      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181487      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181488      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181489      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181490      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181491      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181412      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181413      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181414      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181417      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181418      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181419      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181423      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181425      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181426      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181427      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181428      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181429      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181431      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181432      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181434      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181435      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181436      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181437      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181439      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181440      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181441      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181442      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181444      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181445      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181447      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181448      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181451      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181452      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181453      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181454      First Lien  No         NO      NONIO              3       480       BMTA         Yes       36MPP
17181457      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181458      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181400      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17181405      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181406      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181408      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181409      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181210      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181211      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181212      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17181213      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181214      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181215      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181216      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181217      First Lien  No         NO      NONIO              3       360       BMTA         Yes       36MPP
17181218      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181492      First Lien  No         NO      NONIO              1       480       BMTA         Yes       36MPP
17181494      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181496      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181498      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181499      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216345      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216507      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216300      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216301      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216302      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216303      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216304      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216305      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216306      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216307      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216308      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216309      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219619      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216310      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216311      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216312      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216313      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216314      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216315      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216316      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216317      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219620      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216318      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219621      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216319      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219623      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219624      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17219625      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219626      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219628      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216400      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216401      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216320      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216321      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216402      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216322      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216403      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216323      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216404      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216405      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216325      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216406      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216326      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216407      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216408      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219630      First Lien  No         NO      NONIO              3       360       BMTA         No        No PP
17216328      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216409      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216329      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219632      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17219634      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219636      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17219637      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17219638      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216410      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216330      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216411      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216412      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216331      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216413      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216332      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216333      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216414      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216415      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216335      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216416      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216336      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216417      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216337      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216338      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17219641      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216419      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216339      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219642      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219643      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219647      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219648      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17219649      First Lien  No         NO      NONIO              1       360       BMTA         No        No PP
17216500      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216501      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216420      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216340      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216502      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216421      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216341      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216503      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216422      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216342      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216423      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216504      First Lien  No         NO      NONIO              1       360       BMTA         Yes       12MPP
17216343      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216505      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
17216344      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17216506      First Lien  No         NO      NONIO              1       480       BMTA         Yes       12MPP
16560158      First Lien  No         NO      NONIO              1       360       BMTA         Yes       36MPP
17181200      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17181281      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17181285      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181288      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181298      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17181320      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181325      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17181328      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181338      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181344      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17181350      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181379      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181388      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181401      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181404      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17181410      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181424      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17181430      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181433      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17181446      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP
17181449      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181466      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181474      First Lien  No         NO      NONIO              1       360       MBMT         Yes       12MPP
17181485      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181493      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181502      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17181504      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181507      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17181544      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181549      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181554      First Lien  No         NO      NONIO              3       360       MBMT         Yes       36MPP
17181555      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17181561      First Lien  No         NO      NONIO              1       360       MBMT         Yes       36MPP
17181567      First Lien  No         NO      NONIO              1       480       MBMT         Yes       12MPP
17181574      First Lien  No         NO      NONIO              1       480       MBMT         Yes       36MPP



LOAN              PP         NEG            MAIN
SEQ               HARD       AMORT          GROUP
                  SOFT       FLAG1

17077545          NoPP       NEGAM          GII. Secur
17077546          NoPP       NEGAM          GII. Secur
17077547          Hard       NEGAM          GII. Secur
17077548          Hard       NEGAM          GII. Secur
17077496          Hard       NEGAM          GII. Secur
17077497          NoPP       NEGAM          GII. Secur
17077498          Hard       NEGAM          GII. Secur
17077499          Hard       NEGAM          GII. Secur
17077500          NoPP       NEGAM          GII. Secur
17077501          Hard       NEGAM          GII. Secur
17077502          Hard       NEGAM          GII. Secur
17077503          NoPP       NEGAM          GII. Secur
17077504          Hard       NEGAM          GII. Secur
17077505          Hard       NEGAM          GII. Secur
17077506          Hard       NEGAM          GII. Secur
17077508          Hard       NEGAM          GII. Secur
17077509          NoPP       NEGAM          GII. Secur
17077510          NoPP       NEGAM          GII. Secur
17077511          Hard       NEGAM          GII. Secur
17077512          Hard       NEGAM          GII. Secur
17077513          Hard       NEGAM          GII. Secur
17077514          NoPP       NEGAM          GII. Secur
17077515          NoPP       NEGAM          GII. Secur
17077516          NoPP       NEGAM          GII. Secur
17077517          NoPP       NEGAM          GII. Secur
17077518          Hard       NEGAM          GII. Secur
17077519          Hard       NEGAM          GII. Secur
17077520          Hard       NEGAM          GII. Secur
17077480          NoPP       NEGAM          GII. Secur
17077481          Hard       NEGAM          GII. Secur
17077482          NoPP       NEGAM          GII. Secur
17077483          Hard       NEGAM          GII. Secur
17077484          Hard       NEGAM          GII. Secur
17077485          Hard       NEGAM          GII. Secur
17077486          Hard       NEGAM          GII. Secur
17077487          Hard       NEGAM          GII. Secur
17077488          Hard       NEGAM          GII. Secur
17077489          NoPP       NEGAM          GII. Secur
17077491          Hard       NEGAM          GII. Secur
17077492          NoPP       NEGAM          GII. Secur
17077493          Hard       NEGAM          GII. Secur
17077494          NoPP       NEGAM          GII. Secur
17077495          NoPP       NEGAM          GII. Secur
17077449          NoPP       NEGAM          GII. Secur
17077450          Hard       NEGAM          GII. Secur
17077451          NoPP       NEGAM          GII. Secur
17077453          Hard       NEGAM          GII. Secur
17077458          NoPP       NEGAM          GII. Secur
17077459          Hard       NEGAM          GII. Secur
17077460          Hard       NEGAM          GII. Secur
17077461          Hard       NEGAM          GII. Secur
17077463          NoPP       NEGAM          GII. Secur
17077464          NoPP       NEGAM          GII. Secur
17077465          Hard       NEGAM          GII. Secur
17077466          Hard       NEGAM          GII. Secur
17077467          Hard       NEGAM          GII. Secur
17077468          NoPP       NEGAM          GII. Secur
17077469          NoPP       NEGAM          GII. Secur
17077470          Hard       NEGAM          GII. Secur
17077471          Hard       NEGAM          GII. Secur
17077474          Hard       NEGAM          GII. Secur
17077476          Hard       NEGAM          GII. Secur
17077477          Hard       NEGAM          GII. Secur
17077478          NoPP       NEGAM          GII. Secur
17077479          NoPP       NEGAM          GII. Secur
17076254          Hard       NEGAM          GII. Secur
17076255          Hard       NEGAM          GII. Secur
17076257          Hard       NEGAM          GII. Secur
17076258          Hard       NEGAM          GII. Secur
17076259          Hard       NEGAM          GII. Secur
17076261          NoPP       NEGAM          GII. Secur
17076252          Hard       NEGAM          GII. Secur
17076253          NoPP       NEGAM          GII. Secur
17059703          NoPP       NEGAM          GII. Secur
17059704          Hard       NEGAM          GII. Secur
17059705          Hard       NEGAM          GII. Secur
17059706          Hard       NEGAM          GII. Secur
17059707          Hard       NEGAM          GII. Secur
17059708          Hard       NEGAM          GII. Secur
17059709          Hard       NEGAM          GII. Secur
17059710          NoPP       NEGAM          GII. Secur
17059711          Hard       NEGAM          GII. Secur
17059712          Hard       NEGAM          GII. Secur
17059713          NoPP       NEGAM          GII. Secur
17059714          NoPP       NEGAM          GII. Secur
17059715          Hard       NEGAM          GII. Secur
17059716          Hard       NEGAM          GII. Secur
17059717          Hard       NEGAM          GII. Secur
17059718          NoPP       NEGAM          GII. Secur
17059719          NoPP       NEGAM          GII. Secur
17059721          Hard       NEGAM          GII. Secur
17059722          NoPP       NEGAM          GII. Secur
17059723          NoPP       NEGAM          GII. Secur
17059724          Hard       NEGAM          GII. Secur
17059725          Hard       NEGAM          GII. Secur
17059726          Hard       NEGAM          GII. Secur
17059727          Hard       NEGAM          GII. Secur
17059728          Hard       NEGAM          GII. Secur
17059729          Hard       NEGAM          GII. Secur
17059730          Hard       NEGAM          GII. Secur
17059732          Hard       NEGAM          GII. Secur
17059733          Hard       NEGAM          GII. Secur
17059734          Hard       NEGAM          GII. Secur
17059735          NoPP       NEGAM          GII. Secur
17059736          Hard       NEGAM          GII. Secur
17059737          NoPP       NEGAM          GII. Secur
17059738          NoPP       NEGAM          GII. Secur
17059739          NoPP       NEGAM          GII. Secur
17059740          NoPP       NEGAM          GII. Secur
17059743          NoPP       NEGAM          GII. Secur
17059744          NoPP       NEGAM          GII. Secur
17059745          NoPP       NEGAM          GII. Secur
17059746          NoPP       NEGAM          GII. Secur
17059747          NoPP       NEGAM          GII. Secur
17059748          NoPP       NEGAM          GII. Secur
17059749          Hard       NEGAM          GII. Secur
17059750          Hard       NEGAM          GII. Secur
17059751          Hard       NEGAM          GII. Secur
17059752          Hard       NEGAM          GII. Secur
17059753          Hard       NEGAM          GII. Secur
17059696          Hard       NEGAM          GII. Secur
17059697          Hard       NEGAM          GII. Secur
17059698          NoPP       NEGAM          GII. Secur
17059699          NoPP       NEGAM          GII. Secur
17059700          Hard       NEGAM          GII. Secur
17059702          Hard       NEGAM          GII. Secur
17053546          NoPP       NEGAM          GII. Secur
17053547          Hard       NEGAM          GII. Secur
17053548          Hard       NEGAM          GII. Secur
17053549          NoPP       NEGAM          GII. Secur
17053550          Hard       NEGAM          GII. Secur
17053551          Hard       NEGAM          GII. Secur
17053552          NoPP       NEGAM          GII. Secur
17053553          NoPP       NEGAM          GII. Secur
17053555          Hard       NEGAM          GII. Secur
17053556          Hard       NEGAM          GII. Secur
17053557          Hard       NEGAM          GII. Secur
17053558          Hard       NEGAM          GII. Secur
17053559          Hard       NEGAM          GII. Secur
17053560          Hard       NEGAM          GII. Secur
17053561          Hard       NEGAM          GII. Secur
17053562          Hard       NEGAM          GII. Secur
17053563          Hard       NEGAM          GII. Secur
17053564          Hard       NEGAM          GII. Secur
17053565          Hard       NEGAM          GII. Secur
17053566          Hard       NEGAM          GII. Secur
17053567          Hard       NEGAM          GII. Secur
17053568          Hard       NEGAM          GII. Secur
17053569          Hard       NEGAM          GII. Secur
17053570          NoPP       NEGAM          GII. Secur
17053572          Hard       NEGAM          GII. Secur
17053574          Hard       NEGAM          GII. Secur
17053575          Hard       NEGAM          GII. Secur
17053576          Hard       NEGAM          GII. Secur
17053577          NoPP       NEGAM          GII. Secur
17053578          Hard       NEGAM          GII. Secur
17053580          Hard       NEGAM          GII. Secur
17053581          Hard       NEGAM          GII. Secur
17053582          Hard       NEGAM          GII. Secur
17053583          Hard       NEGAM          GII. Secur
17053584          Hard       NEGAM          GII. Secur
17053585          Hard       NEGAM          GII. Secur
17053586          Hard       NEGAM          GII. Secur
17053587          Hard       NEGAM          GII. Secur
17053588          Hard       NEGAM          GII. Secur
17053590          Hard       NEGAM          GII. Secur
17053591          Hard       NEGAM          GII. Secur
17053593          Hard       NEGAM          GII. Secur
17053594          Hard       NEGAM          GII. Secur
17053595          Hard       NEGAM          GII. Secur
17053596          Hard       NEGAM          GII. Secur
17053597          Hard       NEGAM          GII. Secur
17053598          Hard       NEGAM          GII. Secur
17053599          Hard       NEGAM          GII. Secur
17053601          Hard       NEGAM          GII. Secur
17053602          Hard       NEGAM          GII. Secur
17053603          Hard       NEGAM          GII. Secur
17053604          Hard       NEGAM          GII. Secur
17053605          Hard       NEGAM          GII. Secur
17053606          NoPP       NEGAM          GII. Secur
17053609          Hard       NEGAM          GII. Secur
17053610          Hard       NEGAM          GII. Secur
17053611          NoPP       NEGAM          GII. Secur
17053612          NoPP       NEGAM          GII. Secur
17041356          Hard       NEGAM          GII. Secur
17041357          NoPP       NEGAM          GII. Secur
17041358          Hard       NEGAM          GII. Secur
17041359          Hard       NEGAM          GII. Secur
17041360          Hard       NEGAM          GII. Secur
17041361          Hard       NEGAM          GII. Secur
17041362          Hard       NEGAM          GII. Secur
17041363          NoPP       NEGAM          GII. Secur
17041364          NoPP       NEGAM          GII. Secur
17041365          NoPP       NEGAM          GII. Secur
17033969          Hard       NEGAM          GII. Secur
17033970          NoPP       NEGAM          GII. Secur
17033971          Hard       NEGAM          GII. Secur
17033972          NoPP       NEGAM          GII. Secur
17033973          Hard       NEGAM          GII. Secur
17033974          Hard       NEGAM          GII. Secur
17033975          Hard       NEGAM          GII. Secur
17033976          NoPP       NEGAM          GII. Secur
17033977          NoPP       NEGAM          GII. Secur
17020173          Hard       NEGAM          GII. Secur
17020174          Hard       NEGAM          GII. Secur
17020175          Hard       NEGAM          GII. Secur
17020176          Hard       NEGAM          GII. Secur
17020177          Hard       NEGAM          GII. Secur
17020178          NoPP       NEGAM          GII. Secur
17020179          Hard       NEGAM          GII. Secur
17020180          NoPP       NEGAM          GII. Secur
17020181          Hard       NEGAM          GII. Secur
17020182          NoPP       NEGAM          GII. Secur
17020183          Hard       NEGAM          GII. Secur
17020184          NoPP       NEGAM          GII. Secur
17020185          Hard       NEGAM          GII. Secur
17020186          Hard       NEGAM          GII. Secur
17020187          Hard       NEGAM          GII. Secur
17020188          NoPP       NEGAM          GII. Secur
17020189          NoPP       NEGAM          GII. Secur
17020191          Combo      NEGAM          GII. Secur
17020192          Hard       NEGAM          GII. Secur
17020193          Hard       NEGAM          GII. Secur
17020194          NoPP       NEGAM          GII. Secur
17020195          Hard       NEGAM          GII. Secur
17020196          Hard       NEGAM          GII. Secur
17020197          Combo      NEGAM          GII. Secur
17020198          Hard       NEGAM          GII. Secur
17020199          Hard       NEGAM          GII. Secur
17020201          NoPP       NEGAM          GII. Secur
17020202          Hard       NEGAM          GII. Secur
17020203          Hard       NEGAM          GII. Secur
17020204          Hard       NEGAM          GII. Secur
17020205          NoPP       NEGAM          GII. Secur
17020206          Hard       NEGAM          GII. Secur
17020207          Hard       NEGAM          GII. Secur
17020208          NoPP       NEGAM          GII. Secur
17020209          Hard       NEGAM          GII. Secur
17020210          Hard       NEGAM          GII. Secur
17020211          Hard       NEGAM          GII. Secur
17020212          Hard       NEGAM          GII. Secur
17020213          Hard       NEGAM          GII. Secur
17020214          Hard       NEGAM          GII. Secur
17020215          NoPP       NEGAM          GII. Secur
17020216          NoPP       NEGAM          GII. Secur
17020217          Hard       NEGAM          GII. Secur
17020218          Hard       NEGAM          GII. Secur
17020219          Hard       NEGAM          GII. Secur
17020220          Hard       NEGAM          GII. Secur
17020221          NoPP       NEGAM          GII. Secur
17020222          NoPP       NEGAM          GII. Secur
17020224          NoPP       NEGAM          GII. Secur
17020225          Hard       NEGAM          GII. Secur
17020226          Hard       NEGAM          GII. Secur
17020227          NoPP       NEGAM          GII. Secur
17020228          Hard       NEGAM          GII. Secur
17020229          Hard       NEGAM          GII. Secur
17020230          NoPP       NEGAM          GII. Secur
17020231          NoPP       NEGAM          GII. Secur
17020232          NoPP       NEGAM          GII. Secur
17020233          NoPP       NEGAM          GII. Secur
17020236          NoPP       NEGAM          GII. Secur
17020237          NoPP       NEGAM          GII. Secur
17020238          Hard       NEGAM          GII. Secur
17020240          Hard       NEGAM          GII. Secur
17020241          NoPP       NEGAM          GII. Secur
17020242          Hard       NEGAM          GII. Secur
17020243          Hard       NEGAM          GII. Secur
17020244          Hard       NEGAM          GII. Secur
17020245          Hard       NEGAM          GII. Secur
17020247          Combo      NEGAM          GII. Secur
17020248          NoPP       NEGAM          GII. Secur
17020249          NoPP       NEGAM          GII. Secur
17020250          NoPP       NEGAM          GII. Secur
17020251          NoPP       NEGAM          GII. Secur
17020252          Hard       NEGAM          GII. Secur
17020253          Hard       NEGAM          GII. Secur
17020254          Combo      NEGAM          GII. Secur
17020255          Hard       NEGAM          GII. Secur
17020256          Hard       NEGAM          GII. Secur
17020257          NoPP       NEGAM          GII. Secur
17020258          NoPP       NEGAM          GII. Secur
17020259          NoPP       NEGAM          GII. Secur
17020260          Hard       NEGAM          GII. Secur
17020261          Hard       NEGAM          GII. Secur
17020262          NoPP       NEGAM          GII. Secur
17020263          NoPP       NEGAM          GII. Secur
17020264          NoPP       NEGAM          GII. Secur
17020265          Hard       NEGAM          GII. Secur
17020266          NoPP       NEGAM          GII. Secur
17020267          Hard       NEGAM          GII. Secur
17020268          Hard       NEGAM          GII. Secur
17020269          NoPP       NEGAM          GII. Secur
17020270          NoPP       NEGAM          GII. Secur
17020271          NoPP       NEGAM          GII. Secur
17020272          Hard       NEGAM          GII. Secur
17020273          NoPP       NEGAM          GII. Secur
17020274          Combo      NEGAM          GII. Secur
17020275          Hard       NEGAM          GII. Secur
17020276          Combo      NEGAM          GII. Secur
17020277          Hard       NEGAM          GII. Secur
17020278          Combo      NEGAM          GII. Secur
17020280          NoPP       NEGAM          GII. Secur
17020281          NoPP       NEGAM          GII. Secur
17020282          Hard       NEGAM          GII. Secur
17020283          NoPP       NEGAM          GII. Secur
17020285          Hard       NEGAM          GII. Secur
17020286          Hard       NEGAM          GII. Secur
17020287          Hard       NEGAM          GII. Secur
17020288          Hard       NEGAM          GII. Secur
17020289          Hard       NEGAM          GII. Secur
17020290          Hard       NEGAM          GII. Secur
17020291          NoPP       NEGAM          GII. Secur
17020292          Hard       NEGAM          GII. Secur
17020293          Hard       NEGAM          GII. Secur
17020294          Hard       NEGAM          GII. Secur
17020295          Hard       NEGAM          GII. Secur
17020296          NoPP       NEGAM          GII. Secur
17020297          NoPP       NEGAM          GII. Secur
17020298          Combo      NEGAM          GII. Secur
17020299          Hard       NEGAM          GII. Secur
17020300          NoPP       NEGAM          GII. Secur
17020301          Hard       NEGAM          GII. Secur
17020302          Hard       NEGAM          GII. Secur
17020303          Hard       NEGAM          GII. Secur
17020304          Hard       NEGAM          GII. Secur
17020306          Hard       NEGAM          GII. Secur
17020307          Hard       NEGAM          GII. Secur
17020308          NoPP       NEGAM          GII. Secur
17020309          NoPP       NEGAM          GII. Secur
17020310          Hard       NEGAM          GII. Secur
17020311          NoPP       NEGAM          GII. Secur
17020312          NoPP       NEGAM          GII. Secur
17020313          NoPP       NEGAM          GII. Secur
17020314          NoPP       NEGAM          GII. Secur
17020315          Hard       NEGAM          GII. Secur
17020316          Hard       NEGAM          GII. Secur
17020317          Hard       NEGAM          GII. Secur
17020318          NoPP       NEGAM          GII. Secur
17020319          Hard       NEGAM          GII. Secur
17020320          Hard       NEGAM          GII. Secur
17020321          Hard       NEGAM          GII. Secur
17020322          NoPP       NEGAM          GII. Secur
17020323          NoPP       NEGAM          GII. Secur
17020324          Hard       NEGAM          GII. Secur
17020325          NoPP       NEGAM          GII. Secur
17020326          NoPP       NEGAM          GII. Secur
17020327          Combo      NEGAM          GII. Secur
17020328          Hard       NEGAM          GII. Secur
17020329          NoPP       NEGAM          GII. Secur
17020330          Hard       NEGAM          GII. Secur
17020331          NoPP       NEGAM          GII. Secur
17020332          NoPP       NEGAM          GII. Secur
17020333          NoPP       NEGAM          GII. Secur
17020334          Combo      NEGAM          GII. Secur
17020335          Hard       NEGAM          GII. Secur
17020336          Hard       NEGAM          GII. Secur
17020337          Hard       NEGAM          GII. Secur
17021407          NoPP       NEGAM          GII. Secur
17021408          NoPP       NEGAM          GII. Secur
17021410          Hard       NEGAM          GII. Secur
17021412          Hard       NEGAM          GII. Secur
17021413          Hard       NEGAM          GII. Secur
17021414          Hard       NEGAM          GII. Secur
17021415          Hard       NEGAM          GII. Secur
17021417          NoPP       NEGAM          GII. Secur
17021418          NoPP       NEGAM          GII. Secur
17021419          NoPP       NEGAM          GII. Secur
17021420          Hard       NEGAM          GII. Secur
17021421          Hard       NEGAM          GII. Secur
17021423          NoPP       NEGAM          GII. Secur
17021424          NoPP       NEGAM          GII. Secur
17021425          NoPP       NEGAM          GII. Secur
17021426          NoPP       NEGAM          GII. Secur
17021427          NoPP       NEGAM          GII. Secur
17021429          Hard       NEGAM          GII. Secur
17021430          Hard       NEGAM          GII. Secur
17021431          Hard       NEGAM          GII. Secur
17021432          Hard       NEGAM          GII. Secur
17021433          Hard       NEGAM          GII. Secur
17021434          NoPP       NEGAM          GII. Secur
17021435          Hard       NEGAM          GII. Secur
17021436          Hard       NEGAM          GII. Secur
17021437          Hard       NEGAM          GII. Secur
17021438          Hard       NEGAM          GII. Secur
17021439          Hard       NEGAM          GII. Secur
17021440          Hard       NEGAM          GII. Secur
17021441          NoPP       NEGAM          GII. Secur
17021443          Hard       NEGAM          GII. Secur
17021444          Hard       NEGAM          GII. Secur
17021445          Hard       NEGAM          GII. Secur
17021446          Hard       NEGAM          GII. Secur
17021447          Hard       NEGAM          GII. Secur
17021448          Hard       NEGAM          GII. Secur
17021450          Hard       NEGAM          GII. Secur
17021451          Hard       NEGAM          GII. Secur
17021452          Hard       NEGAM          GII. Secur
17021453          Hard       NEGAM          GII. Secur
17021454          NoPP       NEGAM          GII. Secur
17021456          Hard       NEGAM          GII. Secur
17021457          Hard       NEGAM          GII. Secur
17021458          Hard       NEGAM          GII. Secur
17021459          NoPP       NEGAM          GII. Secur
17021460          Hard       NEGAM          GII. Secur
17021461          NoPP       NEGAM          GII. Secur
17021462          Hard       NEGAM          GII. Secur
17021463          Hard       NEGAM          GII. Secur
17021464          Hard       NEGAM          GII. Secur
17021465          Hard       NEGAM          GII. Secur
17021466          Hard       NEGAM          GII. Secur
17021467          Hard       NEGAM          GII. Secur
17021469          NoPP       NEGAM          GII. Secur
17021470          Hard       NEGAM          GII. Secur
17021471          Hard       NEGAM          GII. Secur
17021472          Hard       NEGAM          GII. Secur
17021513          Hard       NEGAM          GII. Secur
17056654          NoPP       NEGAM          GII. Secur
17056655          NoPP       NEGAM          GII. Secur
17056656          NoPP       NEGAM          GII. Secur
17056659          Soft/Unk   NEGAM          GII. Secur
17056660          Soft/Unk   NEGAM          GII. Secur
17056661          NoPP       NEGAM          GII. Secur
17056663          Soft/Unk   NEGAM          GII. Secur
17056665          Soft/Unk   NEGAM          GII. Secur
17056666          NoPP       NEGAM          GII. Secur
17021473          Hard       NEGAM          GII. Secur
17021474          NoPP       NEGAM          GII. Secur
17021475          Hard       NEGAM          GII. Secur
17021476          Hard       NEGAM          GII. Secur
17021477          Hard       NEGAM          GII. Secur
17021478          Hard       NEGAM          GII. Secur
17021479          Hard       NEGAM          GII. Secur
17021480          Hard       NEGAM          GII. Secur
17021481          Hard       NEGAM          GII. Secur
17021482          Hard       NEGAM          GII. Secur
17021483          Hard       NEGAM          GII. Secur
17021484          Hard       NEGAM          GII. Secur
17021485          Hard       NEGAM          GII. Secur
17021486          Hard       NEGAM          GII. Secur
17021487          Hard       NEGAM          GII. Secur
17021489          Hard       NEGAM          GII. Secur
17021490          Hard       NEGAM          GII. Secur
17021491          Hard       NEGAM          GII. Secur
17021492          NoPP       NEGAM          GII. Secur
17021493          NoPP       NEGAM          GII. Secur
17021495          Hard       NEGAM          GII. Secur
17021497          NoPP       NEGAM          GII. Secur
17021498          Hard       NEGAM          GII. Secur
17021499          Hard       NEGAM          GII. Secur
17021500          Hard       NEGAM          GII. Secur
17021501          Hard       NEGAM          GII. Secur
17021502          NoPP       NEGAM          GII. Secur
17021503          NoPP       NEGAM          GII. Secur
17021504          Hard       NEGAM          GII. Secur
17021505          Hard       NEGAM          GII. Secur
17021506          Hard       NEGAM          GII. Secur
17021507          Hard       NEGAM          GII. Secur
17021508          NoPP       NEGAM          GII. Secur
17021509          Hard       NEGAM          GII. Secur
17021511          Hard       NEGAM          GII. Secur
17021512          Hard       NEGAM          GII. Secur
17020122          NoPP       NEGAM          GII. Secur
17020123          Hard       NEGAM          GII. Secur
17020124          Hard       NEGAM          GII. Secur
17020125          NoPP       NEGAM          GII. Secur
17020126          Hard       NEGAM          GII. Secur
17020127          Hard       NEGAM          GII. Secur
17020128          Hard       NEGAM          GII. Secur
17020129          NoPP       NEGAM          GII. Secur
17020130          Hard       NEGAM          GII. Secur
17020131          Hard       NEGAM          GII. Secur
17020132          Hard       NEGAM          GII. Secur
17020133          Hard       NEGAM          GII. Secur
17020136          Hard       NEGAM          GII. Secur
17020138          Hard       NEGAM          GII. Secur
17020139          Combo      NEGAM          GII. Secur
17020140          Hard       NEGAM          GII. Secur
17020141          Hard       NEGAM          GII. Secur
17020143          Hard       NEGAM          GII. Secur
17020144          Hard       NEGAM          GII. Secur
17020145          Hard       NEGAM          GII. Secur
17020146          NoPP       NEGAM          GII. Secur
17020147          NoPP       NEGAM          GII. Secur
17020148          NoPP       NEGAM          GII. Secur
17020149          NoPP       NEGAM          GII. Secur
17020150          NoPP       NEGAM          GII. Secur
17020151          Hard       NEGAM          GII. Secur
17020152          Hard       NEGAM          GII. Secur
17020153          NoPP       NEGAM          GII. Secur
17020154          Hard       NEGAM          GII. Secur
17020155          NoPP       NEGAM          GII. Secur
17020157          Hard       NEGAM          GII. Secur
17020158          Hard       NEGAM          GII. Secur
17020160          Hard       NEGAM          GII. Secur
17020161          NoPP       NEGAM          GII. Secur
17020162          Hard       NEGAM          GII. Secur
17020163          Hard       NEGAM          GII. Secur
17020164          NoPP       NEGAM          GII. Secur
17020165          Hard       NEGAM          GII. Secur
17020166          Combo      NEGAM          GII. Secur
17020167          Hard       NEGAM          GII. Secur
17020168          Hard       NEGAM          GII. Secur
17020169          NoPP       NEGAM          GII. Secur
17020170          Combo      NEGAM          GII. Secur
17020171          NoPP       NEGAM          GII. Secur
17020172          Combo      NEGAM          GII. Secur
17012345          Hard       NEGAM          GII. Secur
17012346          Hard       NEGAM          GII. Secur
17012348          Hard       NEGAM          GII. Secur
17012349          Hard       NEGAM          GII. Secur
17012350          Hard       NEGAM          GII. Secur
17012351          Hard       NEGAM          GII. Secur
17012352          NoPP       NEGAM          GII. Secur
17012353          NoPP       NEGAM          GII. Secur
17012354          Hard       NEGAM          GII. Secur
17012355          Hard       NEGAM          GII. Secur
17013081          NoPP       NEGAM          GII. Secur
17013082          NoPP       NEGAM          GII. Secur
17013083          NoPP       NEGAM          GII. Secur
17013084          Hard       NEGAM          GII. Secur
17013085          Hard       NEGAM          GII. Secur
17013086          Hard       NEGAM          GII. Secur
17013087          Hard       NEGAM          GII. Secur
17013088          Hard       NEGAM          GII. Secur
17013089          NoPP       NEGAM          GII. Secur
17013090          NoPP       NEGAM          GII. Secur
17013091          Hard       NEGAM          GII. Secur
17013092          NoPP       NEGAM          GII. Secur
17013093          Hard       NEGAM          GII. Secur
17013094          Hard       NEGAM          GII. Secur
17013096          NoPP       NEGAM          GII. Secur
17013097          Hard       NEGAM          GII. Secur
17013098          Hard       NEGAM          GII. Secur
17013099          Hard       NEGAM          GII. Secur
17013100          Hard       NEGAM          GII. Secur
17013101          NoPP       NEGAM          GII. Secur
17013102          Hard       NEGAM          GII. Secur
17013103          Hard       NEGAM          GII. Secur
17013105          Hard       NEGAM          GII. Secur
17013106          Hard       NEGAM          GII. Secur
17013107          Hard       NEGAM          GII. Secur
17013108          Hard       NEGAM          GII. Secur
17013109          Hard       NEGAM          GII. Secur
17013111          Hard       NEGAM          GII. Secur
17013112          Hard       NEGAM          GII. Secur
17013114          NoPP       NEGAM          GII. Secur
17013115          Hard       NEGAM          GII. Secur
17013116          NoPP       NEGAM          GII. Secur
17013117          Hard       NEGAM          GII. Secur
17013118          Hard       NEGAM          GII. Secur
17013119          Hard       NEGAM          GII. Secur
17013120          Hard       NEGAM          GII. Secur
17013121          Hard       NEGAM          GII. Secur
17013122          Hard       NEGAM          GII. Secur
17013123          Hard       NEGAM          GII. Secur
17013124          Hard       NEGAM          GII. Secur
17013125          Hard       NEGAM          GII. Secur
17013126          Hard       NEGAM          GII. Secur
17013127          Hard       NEGAM          GII. Secur
17013128          NoPP       NEGAM          GII. Secur
17013129          Hard       NEGAM          GII. Secur
17013130          Hard       NEGAM          GII. Secur
17013131          Hard       NEGAM          GII. Secur
17013132          Hard       NEGAM          GII. Secur
17013133          Hard       NEGAM          GII. Secur
17013134          Hard       NEGAM          GII. Secur
17013135          Hard       NEGAM          GII. Secur
17013136          Hard       NEGAM          GII. Secur
17013137          Hard       NEGAM          GII. Secur
17013138          Hard       NEGAM          GII. Secur
17013139          Hard       NEGAM          GII. Secur
17013140          Hard       NEGAM          GII. Secur
17013141          Hard       NEGAM          GII. Secur
17013142          Hard       NEGAM          GII. Secur
17013143          Hard       NEGAM          GII. Secur
17013144          Hard       NEGAM          GII. Secur
17013145          Hard       NEGAM          GII. Secur
17013146          Hard       NEGAM          GII. Secur
17013147          Hard       NEGAM          GII. Secur
17013148          Hard       NEGAM          GII. Secur
17013149          NoPP       NEGAM          GII. Secur
17013150          NoPP       NEGAM          GII. Secur
17013151          NoPP       NEGAM          GII. Secur
17013152          Hard       NEGAM          GII. Secur
17013153          NoPP       NEGAM          GII. Secur
17013154          NoPP       NEGAM          GII. Secur
17013155          Hard       NEGAM          GII. Secur
17013156          NoPP       NEGAM          GII. Secur
17013157          NoPP       NEGAM          GII. Secur
17013158          NoPP       NEGAM          GII. Secur
17013159          Hard       NEGAM          GII. Secur
17013160          Hard       NEGAM          GII. Secur
17013161          Hard       NEGAM          GII. Secur
17013162          Hard       NEGAM          GII. Secur
17013163          Hard       NEGAM          GII. Secur
17013164          NoPP       NEGAM          GII. Secur
17014026          Hard       NEGAM          GII. Secur
17014027          NoPP       NEGAM          GII. Secur
17014028          Hard       NEGAM          GII. Secur
17014029          NoPP       NEGAM          GII. Secur
17014030          NoPP       NEGAM          GII. Secur
17014031          Hard       NEGAM          GII. Secur
17014032          NoPP       NEGAM          GII. Secur
17014033          NoPP       NEGAM          GII. Secur
17014034          Hard       NEGAM          GII. Secur
17014035          Hard       NEGAM          GII. Secur
17014036          NoPP       NEGAM          GII. Secur
17014037          Hard       NEGAM          GII. Secur
17014038          NoPP       NEGAM          GII. Secur
17014039          NoPP       NEGAM          GII. Secur
17014040          NoPP       NEGAM          GII. Secur
16983952          NoPP       NEGAM          GII. Secur
16989539          Hard       NEGAM          GII. Secur
16989688          Hard       NEGAM          GII. Secur
16833580          Hard       NEGAM          GII. Secur
16804206          NoPP       NEGAM          GII. Secur
16825860          Combo      NEGAM          GII. Secur
16847128          Hard       NEGAM          GII. Secur
17021561          Hard       NEGAM          GII. Secur
17052640          NoPP       NEGAM          GII. Secur
17021542          Hard       NEGAM          GII. Secur
17021550          Combo      NEGAM          GII. Secur
17021573          Combo      NEGAM          GII. Secur
17021555          NoPP       NEGAM          GII. Secur
17021603          Combo      NEGAM          GII. Secur
17021571          Combo      NEGAM          GII. Secur
17021551          Combo      NEGAM          GII. Secur
17021566          Combo      NEGAM          GII. Secur
17021578          Combo      NEGAM          GII. Secur
17021596          Hard       NEGAM          GII. Secur
17021586          Combo      NEGAM          GII. Secur
17021572          Hard       NEGAM          GII. Secur
17021539          Hard       NEGAM          GII. Secur
17021538          Combo      NEGAM          GII. Secur
17021606          Combo      NEGAM          GII. Secur
17021605          Combo      NEGAM          GII. Secur
17021597          NoPP       NEGAM          GII. Secur
17021595          Combo      NEGAM          GII. Secur
17021545          Hard       NEGAM          GII. Secur
17021602          Hard       NEGAM          GII. Secur
17021560          NoPP       NEGAM          GII. Secur
17021582          Combo      NEGAM          GII. Secur
17021592          Combo      NEGAM          GII. Secur
17021577          Combo      NEGAM          GII. Secur
17052638          NoPP       NEGAM          GII. Secur
17021569          Combo      NEGAM          GII. Secur
17021608          Combo      NEGAM          GII. Secur
17021604          Combo      NEGAM          GII. Secur
17021587          Combo      NEGAM          GII. Secur
17021574          Combo      NEGAM          GII. Secur
17021549          Soft/Unk   NEGAM          GII. Secur
17021618          Combo      NEGAM          GII. Secur
17021583          Combo      NEGAM          GII. Secur
17021614          NoPP       NEGAM          GII. Secur
17021558          Combo      NEGAM          GII. Secur
17021557          Combo      NEGAM          GII. Secur
17021593          Combo      NEGAM          GII. Secur
17021584          Combo      NEGAM          GII. Secur
17021607          Combo      NEGAM          GII. Secur
17021624          Combo      NEGAM          GII. Secur
17021600          Hard       NEGAM          GII. Secur
17021581          Combo      NEGAM          GII. Secur
17021562          Combo      NEGAM          GII. Secur
17021565          NoPP       NEGAM          GII. Secur
17021609          NoPP       NEGAM          GII. Secur
17021612          Combo      NEGAM          GII. Secur
17021589          Combo      NEGAM          GII. Secur
17021617          Hard       NEGAM          GII. Secur
17021598          Combo      NEGAM          GII. Secur
17052645          NoPP       NEGAM          GII. Secur
17021599          Combo      NEGAM          GII. Secur
17021611          Combo      NEGAM          GII. Secur
17021552          Combo      NEGAM          GII. Secur
17021553          Hard       NEGAM          GII. Secur
17021576          Hard       NEGAM          GII. Secur
17052660          Hard       NEGAM          GII. Secur
17021629          Soft/Unk   NEGAM          GII. Secur
17021567          Hard       NEGAM          GII. Secur
17021619          Hard       NEGAM          GII. Secur
17021632          Combo      NEGAM          GII. Secur
17021559          Combo      NEGAM          GII. Secur
17021547          Hard       NEGAM          GII. Secur
17021591          Hard       NEGAM          GII. Secur
17021631          NoPP       NEGAM          GII. Secur
17021588          Combo      NEGAM          GII. Secur
17021623          Combo      NEGAM          GII. Secur
17021570          NoPP       NEGAM          GII. Secur
17021615          Combo      NEGAM          GII. Secur
17021590          Combo      NEGAM          GII. Secur
17052659          NoPP       NEGAM          GII. Secur
17021575          Hard       NEGAM          GII. Secur
17021634          Combo      NEGAM          GII. Secur
17021563          Combo      NEGAM          GII. Secur
17021616          Combo      NEGAM          GII. Secur
17052666          Hard       NEGAM          GII. Secur
17021622          NoPP       NEGAM          GII. Secur
17052682          Hard       NEGAM          GII. Secur
17052652          Hard       NEGAM          GII. Secur
17021633          Combo      NEGAM          GII. Secur
17021628          Hard       NEGAM          GII. Secur
17021626          Combo      NEGAM          GII. Secur
17052673          Hard       NEGAM          GII. Secur
17021627          NoPP       NEGAM          GII. Secur
17021625          NoPP       NEGAM          GII. Secur
17052670          Hard       NEGAM          GII. Secur
17021613          NoPP       NEGAM          GII. Secur
17052671          Hard       NEGAM          GII. Secur
17052646          NoPP       NEGAM          GII. Secur
17052674          Hard       NEGAM          GII. Secur
17052647          Hard       NEGAM          GII. Secur
17021579          Combo      NEGAM          GII. Secur
17052688          Hard       NEGAM          GII. Secur
17052641          Hard       NEGAM          GII. Secur
17021621          Soft/Unk   NEGAM          GII. Secur
17052678          Soft/Unk   NEGAM          GII. Secur
17021630          Combo      NEGAM          GII. Secur
17052662          Hard       NEGAM          GII. Secur
17052654          NoPP       NEGAM          GII. Secur
17021585          NoPP       NEGAM          GII. Secur
17052649          NoPP       NEGAM          GII. Secur
17052664          Hard       NEGAM          GII. Secur
17052665          Hard       NEGAM          GII. Secur
17021610          Hard       NEGAM          GII. Secur
17052676          Soft/Unk   NEGAM          GII. Secur
17052691          Hard       NEGAM          GII. Secur
17052677          Soft/Unk   NEGAM          GII. Secur
17021635          Combo      NEGAM          GII. Secur
17052648          Hard       NEGAM          GII. Secur
17052672          Soft/Unk   NEGAM          GII. Secur
17052683          Hard       NEGAM          GII. Secur
17052644          Soft/Unk   NEGAM          GII. Secur
17052663          Hard       NEGAM          GII. Secur
17052668          Hard       NEGAM          GII. Secur
17052651          NoPP       NEGAM          GII. Secur
17052692          Hard       NEGAM          GII. Secur
17052667          NoPP       NEGAM          GII. Secur
17052690          NoPP       NEGAM          GII. Secur
17052639          Hard       NEGAM          GII. Secur
17052675          Hard       NEGAM          GII. Secur
17052687          Hard       NEGAM          GII. Secur
17052643          Hard       NEGAM          GII. Secur
17052657          Hard       NEGAM          GII. Secur
17052658          Hard       NEGAM          GII. Secur
17052679          Hard       NEGAM          GII. Secur
17052689          Hard       NEGAM          GII. Secur
17052650          Hard       NEGAM          GII. Secur
17052694          Soft/Unk   NEGAM          GII. Secur
17052656          Hard       NEGAM          GII. Secur
17052680          Hard       NEGAM          GII. Secur
17052693          Hard       NEGAM          GII. Secur
17052642          Hard       NEGAM          GII. Secur
17052685          NoPP       NEGAM          GII. Secur
17052653          Hard       NEGAM          GII. Secur
17052655          Hard       NEGAM          GII. Secur
17052696          NoPP       NEGAM          GII. Secur
17052686          Hard       NEGAM          GII. Secur
17052695          Hard       NEGAM          GII. Secur
16590998          NoPP       NEGAM          GII. Secur
17021537          Combo      NEGAM          GII. Secur
17021554          Soft/Unk   NEGAM          GII. Secur
17021568          Combo      NEGAM          GII. Secur
17021564          Hard       NEGAM          GII. Secur
17021556          Combo      NEGAM          GII. Secur
17021540          Combo      NEGAM          GII. Secur
17021543          Combo      NEGAM          GII. Secur
17021541          Combo      NEGAM          GII. Secur
17021546          Combo      NEGAM          GII. Secur
16980006          Combo      NEGAM          GII. Secur
17021548          Hard       NEGAM          GII. Secur
16980008          Combo      NEGAM          GII. Secur
16825837          Combo      NEGAM          GII. Secur
16847069          Combo      NEGAM          GII. Secur
16666466          NoPP       NEGAM          GII. Secur
16769349          Soft/Unk   NEGAM          GII. Secur
16774753          Hard       NEGAM          GII. Secur
16774760          Hard       NEGAM          GII. Secur
16769272          Soft/Unk   NEGAM          GII. Secur
16769320          Hard       NEGAM          GII. Secur
16769123          Hard       NEGAM          GII. Secur
16769124          Hard       NEGAM          GII. Secur
16769133          Hard       NEGAM          GII. Secur
16769140          Hard       NEGAM          GII. Secur
16769154          NoPP       NEGAM          GII. Secur
16769186          Hard       NEGAM          GII. Secur
16769204          NoPP       NEGAM          GII. Secur
16769223          NoPP       NEGAM          GII. Secur
16769238          NoPP       NEGAM          GII. Secur
16769252          Hard       NEGAM          GII. Secur
17052669          Hard       NEGAM          GII. Secur
17021620          Combo      NEGAM          GII. Secur
17021544          NoPP       NEGAM          GII. Secur
17052681          Hard       NEGAM          GII. Secur
17021580          Combo      NEGAM          GII. Secur
16845236          NoPP       NEGAM          GII. Secur
16836973          NoPP       NEGAM          GII. Secur
16836977          Hard       NEGAM          GII. Secur
16836979          Hard       NEGAM          GII. Secur
16836981          Hard       NEGAM          GII. Secur
16836469          NoPP       NEGAM          GII. Secur
16836472          NoPP       NEGAM          GII. Secur
16836485          Hard       NEGAM          GII. Secur
16836489          NoPP       NEGAM          GII. Secur
16836500          Hard       NEGAM          GII. Secur
16836831          Hard       NEGAM          GII. Secur
16836834          Hard       NEGAM          GII. Secur
16836835          Hard       NEGAM          GII. Secur
16836850          NoPP       NEGAM          GII. Secur
16836861          Hard       NEGAM          GII. Secur
16836873          NoPP       NEGAM          GII. Secur
16836876          NoPP       NEGAM          GII. Secur
16836881          NoPP       NEGAM          GII. Secur
16836882          Hard       NEGAM          GII. Secur
16836885          Hard       NEGAM          GII. Secur
16836889          Hard       NEGAM          GII. Secur
16836893          Combo      NEGAM          GII. Secur
16836901          NoPP       NEGAM          GII. Secur
16836907          Hard       NEGAM          GII. Secur
16836913          Hard       NEGAM          GII. Secur
16836929          NoPP       NEGAM          GII. Secur
16836940          NoPP       NEGAM          GII. Secur
16836950          Hard       NEGAM          GII. Secur
16836780          Hard       NEGAM          GII. Secur
16836787          Combo      NEGAM          GII. Secur
16836792          Hard       NEGAM          GII. Secur
16836802          NoPP       NEGAM          GII. Secur
16836804          Hard       NEGAM          GII. Secur
16836807          Hard       NEGAM          GII. Secur
16836810          Hard       NEGAM          GII. Secur
16836811          NoPP       NEGAM          GII. Secur
16836816          NoPP       NEGAM          GII. Secur
16833568          Hard       NEGAM          GII. Secur
16833471          NoPP       NEGAM          GII. Secur
16833546          Hard       NEGAM          GII. Secur
16827606          Hard       NEGAM          GII. Secur
16827609          Hard       NEGAM          GII. Secur
16827613          Hard       NEGAM          GII. Secur
16827632          Hard       NEGAM          GII. Secur
16827640          Hard       NEGAM          GII. Secur
16827562          Hard       NEGAM          GII. Secur
16827599          Hard       NEGAM          GII. Secur
16641431          NoPP       NEGAM          GII. Secur
16774765          Hard       NEGAM          GII. Secur
16774769          Hard       NEGAM          GII. Secur
16774779          Hard       NEGAM          GII. Secur
16774782          NoPP       NEGAM          GII. Secur
17021535          Combo      NEGAM          GII. Secur
17021528          Combo      NEGAM          GII. Secur
17021534          Soft/Unk   NEGAM          GII. Secur
17021521          Combo      NEGAM          GII. Secur
17021532          Combo      NEGAM          GII. Secur
17021533          Hard       NEGAM          GII. Secur
17052633          Hard       NEGAM          GII. Secur
17052630          Hard       NEGAM          GII. Secur
17021520          Combo      NEGAM          GII. Secur
17052632          Hard       NEGAM          GII. Secur
17021517          Combo      NEGAM          GII. Secur
17021514          Combo      NEGAM          GII. Secur
17052635          Hard       NEGAM          GII. Secur
17021536          Hard       NEGAM          GII. Secur
17021515          NoPP       NEGAM          GII. Secur
17052636          Hard       NEGAM          GII. Secur
17052627          Hard       NEGAM          GII. Secur
17021522          Combo      NEGAM          GII. Secur
17052629          Hard       NEGAM          GII. Secur
17052637          Hard       NEGAM          GII. Secur
17052628          NoPP       NEGAM          GII. Secur
17052634          Hard       NEGAM          GII. Secur
16774756          Hard       NEGAM          GII. Secur
16774759          Hard       NEGAM          GII. Secur
16989599          Hard       NEGAM          GII. Secur
16989600          Hard       NEGAM          GII. Secur
16989601          Hard       NEGAM          GII. Secur
16989602          NoPP       NEGAM          GII. Secur
16989603          Hard       NEGAM          GII. Secur
16989604          Hard       NEGAM          GII. Secur
16989605          NoPP       NEGAM          GII. Secur
16989606          Combo      NEGAM          GII. Secur
16989607          NoPP       NEGAM          GII. Secur
16989608          Hard       NEGAM          GII. Secur
16989609          Hard       NEGAM          GII. Secur
16989610          NoPP       NEGAM          GII. Secur
16989611          Hard       NEGAM          GII. Secur
16989612          NoPP       NEGAM          GII. Secur
16989613          Hard       NEGAM          GII. Secur
16989614          NoPP       NEGAM          GII. Secur
16989615          Hard       NEGAM          GII. Secur
16989616          Hard       NEGAM          GII. Secur
16989617          NoPP       NEGAM          GII. Secur
16989618          NoPP       NEGAM          GII. Secur
16989619          Hard       NEGAM          GII. Secur
16989620          Hard       NEGAM          GII. Secur
16989621          Hard       NEGAM          GII. Secur
16989622          NoPP       NEGAM          GII. Secur
16989623          NoPP       NEGAM          GII. Secur
16989624          Hard       NEGAM          GII. Secur
16989625          Hard       NEGAM          GII. Secur
16989626          NoPP       NEGAM          GII. Secur
16989627          Hard       NEGAM          GII. Secur
16989628          Hard       NEGAM          GII. Secur
16989629          Hard       NEGAM          GII. Secur
16989630          NoPP       NEGAM          GII. Secur
16989631          Hard       NEGAM          GII. Secur
16989632          NoPP       NEGAM          GII. Secur
16989633          Hard       NEGAM          GII. Secur
16989634          Hard       NEGAM          GII. Secur
16989635          Hard       NEGAM          GII. Secur
16989636          NoPP       NEGAM          GII. Secur
16989637          NoPP       NEGAM          GII. Secur
16989638          NoPP       NEGAM          GII. Secur
16989639          Hard       NEGAM          GII. Secur
16989640          Hard       NEGAM          GII. Secur
16989641          NoPP       NEGAM          GII. Secur
16989642          NoPP       NEGAM          GII. Secur
16989643          NoPP       NEGAM          GII. Secur
16989644          Hard       NEGAM          GII. Secur
16989645          Hard       NEGAM          GII. Secur
16989646          Hard       NEGAM          GII. Secur
16989647          Hard       NEGAM          GII. Secur
16989648          Hard       NEGAM          GII. Secur
16989649          Hard       NEGAM          GII. Secur
16989650          Combo      NEGAM          GII. Secur
16989651          NoPP       NEGAM          GII. Secur
16989653          NoPP       NEGAM          GII. Secur
16989654          NoPP       NEGAM          GII. Secur
16989655          NoPP       NEGAM          GII. Secur
16989656          NoPP       NEGAM          GII. Secur
16989657          Hard       NEGAM          GII. Secur
16989658          Hard       NEGAM          GII. Secur
16989659          Hard       NEGAM          GII. Secur
16989660          NoPP       NEGAM          GII. Secur
16989661          NoPP       NEGAM          GII. Secur
16989662          NoPP       NEGAM          GII. Secur
16989663          NoPP       NEGAM          GII. Secur
16989664          Hard       NEGAM          GII. Secur
16989665          NoPP       NEGAM          GII. Secur
16989666          NoPP       NEGAM          GII. Secur
16989667          NoPP       NEGAM          GII. Secur
16989668          Hard       NEGAM          GII. Secur
16989669          NoPP       NEGAM          GII. Secur
16989670          NoPP       NEGAM          GII. Secur
16989671          NoPP       NEGAM          GII. Secur
16989672          NoPP       NEGAM          GII. Secur
16989673          Combo      NEGAM          GII. Secur
16989674          NoPP       NEGAM          GII. Secur
16989675          Hard       NEGAM          GII. Secur
16989676          NoPP       NEGAM          GII. Secur
16989677          Hard       NEGAM          GII. Secur
16989678          Hard       NEGAM          GII. Secur
16989679          Combo      NEGAM          GII. Secur
16989680          Combo      NEGAM          GII. Secur
16989681          Hard       NEGAM          GII. Secur
16989682          Hard       NEGAM          GII. Secur
16989683          Hard       NEGAM          GII. Secur
16989684          NoPP       NEGAM          GII. Secur
16989685          NoPP       NEGAM          GII. Secur
16989686          Hard       NEGAM          GII. Secur
16989687          Hard       NEGAM          GII. Secur
16989689          Hard       NEGAM          GII. Secur
16989690          Hard       NEGAM          GII. Secur
16989691          Hard       NEGAM          GII. Secur
16989692          Hard       NEGAM          GII. Secur
16989693          NoPP       NEGAM          GII. Secur
16989694          NoPP       NEGAM          GII. Secur
16989695          NoPP       NEGAM          GII. Secur
16989696          NoPP       NEGAM          GII. Secur
16989697          NoPP       NEGAM          GII. Secur
16989698          Combo      NEGAM          GII. Secur
16989699          NoPP       NEGAM          GII. Secur
16989700          Hard       NEGAM          GII. Secur
16989702          NoPP       NEGAM          GII. Secur
16989703          Hard       NEGAM          GII. Secur
16989704          Hard       NEGAM          GII. Secur
16989705          Combo      NEGAM          GII. Secur
16989706          Hard       NEGAM          GII. Secur
16989707          NoPP       NEGAM          GII. Secur
16989708          NoPP       NEGAM          GII. Secur
16989709          Hard       NEGAM          GII. Secur
16989710          NoPP       NEGAM          GII. Secur
16989711          NoPP       NEGAM          GII. Secur
16989712          NoPP       NEGAM          GII. Secur
16989713          Hard       NEGAM          GII. Secur
16989714          Hard       NEGAM          GII. Secur
16989715          NoPP       NEGAM          GII. Secur
16989716          Hard       NEGAM          GII. Secur
16989717          Hard       NEGAM          GII. Secur
16989718          NoPP       NEGAM          GII. Secur
16989720          Hard       NEGAM          GII. Secur
16989721          NoPP       NEGAM          GII. Secur
16989722          Hard       NEGAM          GII. Secur
16989723          Hard       NEGAM          GII. Secur
16989724          Hard       NEGAM          GII. Secur
16989725          Hard       NEGAM          GII. Secur
16989726          Hard       NEGAM          GII. Secur
16989727          Hard       NEGAM          GII. Secur
16989728          NoPP       NEGAM          GII. Secur
16989729          Hard       NEGAM          GII. Secur
16989730          Hard       NEGAM          GII. Secur
16989731          NoPP       NEGAM          GII. Secur
16989732          Hard       NEGAM          GII. Secur
16989733          NoPP       NEGAM          GII. Secur
16989734          NoPP       NEGAM          GII. Secur
16989735          Hard       NEGAM          GII. Secur
16989737          Hard       NEGAM          GII. Secur
16989738          NoPP       NEGAM          GII. Secur
16989739          NoPP       NEGAM          GII. Secur
16989740          NoPP       NEGAM          GII. Secur
16989742          Combo      NEGAM          GII. Secur
16989743          NoPP       NEGAM          GII. Secur
16989744          NoPP       NEGAM          GII. Secur
16989745          NoPP       NEGAM          GII. Secur
16989746          NoPP       NEGAM          GII. Secur
16989747          NoPP       NEGAM          GII. Secur
16989748          Hard       NEGAM          GII. Secur
16989749          Hard       NEGAM          GII. Secur
16989750          NoPP       NEGAM          GII. Secur
16989751          Hard       NEGAM          GII. Secur
16989752          NoPP       NEGAM          GII. Secur
16989753          Hard       NEGAM          GII. Secur
16989754          Hard       NEGAM          GII. Secur
16989755          Hard       NEGAM          GII. Secur
16989756          NoPP       NEGAM          GII. Secur
16989757          NoPP       NEGAM          GII. Secur
16989758          Hard       NEGAM          GII. Secur
16989759          Hard       NEGAM          GII. Secur
16989760          Hard       NEGAM          GII. Secur
16989763          Hard       NEGAM          GII. Secur
16989764          NoPP       NEGAM          GII. Secur
16989765          NoPP       NEGAM          GII. Secur
16989766          Hard       NEGAM          GII. Secur
16989767          Hard       NEGAM          GII. Secur
16989769          Hard       NEGAM          GII. Secur
16989770          NoPP       NEGAM          GII. Secur
16989771          Hard       NEGAM          GII. Secur
16989772          NoPP       NEGAM          GII. Secur
16989773          Combo      NEGAM          GII. Secur
16989774          Hard       NEGAM          GII. Secur
16989776          Combo      NEGAM          GII. Secur
16989777          Hard       NEGAM          GII. Secur
16989778          Hard       NEGAM          GII. Secur
16989779          NoPP       NEGAM          GII. Secur
16989780          NoPP       NEGAM          GII. Secur
16989781          NoPP       NEGAM          GII. Secur
16989782          Hard       NEGAM          GII. Secur
16989783          NoPP       NEGAM          GII. Secur
16989784          Hard       NEGAM          GII. Secur
16989785          Hard       NEGAM          GII. Secur
16989786          Hard       NEGAM          GII. Secur
16989787          NoPP       NEGAM          GII. Secur
16989788          Hard       NEGAM          GII. Secur
16989789          NoPP       NEGAM          GII. Secur
16989790          Hard       NEGAM          GII. Secur
16989791          NoPP       NEGAM          GII. Secur
16989792          NoPP       NEGAM          GII. Secur
16989793          Hard       NEGAM          GII. Secur
16989794          Hard       NEGAM          GII. Secur
16989795          Hard       NEGAM          GII. Secur
16989796          NoPP       NEGAM          GII. Secur
16989797          Hard       NEGAM          GII. Secur
16989798          Combo      NEGAM          GII. Secur
16989799          NoPP       NEGAM          GII. Secur
16989800          Hard       NEGAM          GII. Secur
16989801          NoPP       NEGAM          GII. Secur
16989802          Hard       NEGAM          GII. Secur
16989803          Hard       NEGAM          GII. Secur
16989804          Hard       NEGAM          GII. Secur
16989805          NoPP       NEGAM          GII. Secur
16989806          Hard       NEGAM          GII. Secur
16989807          NoPP       NEGAM          GII. Secur
16989808          NoPP       NEGAM          GII. Secur
16989809          NoPP       NEGAM          GII. Secur
16989810          Hard       NEGAM          GII. Secur
16989811          Combo      NEGAM          GII. Secur
16989812          Hard       NEGAM          GII. Secur
16989813          Hard       NEGAM          GII. Secur
16989814          Hard       NEGAM          GII. Secur
16989815          NoPP       NEGAM          GII. Secur
16989817          Hard       NEGAM          GII. Secur
16989818          NoPP       NEGAM          GII. Secur
16989820          NoPP       NEGAM          GII. Secur
16989821          NoPP       NEGAM          GII. Secur
16989822          Hard       NEGAM          GII. Secur
16989823          Hard       NEGAM          GII. Secur
16989824          Combo      NEGAM          GII. Secur
16989825          NoPP       NEGAM          GII. Secur
16989826          Hard       NEGAM          GII. Secur
16989827          NoPP       NEGAM          GII. Secur
16989828          Hard       NEGAM          GII. Secur
16989829          NoPP       NEGAM          GII. Secur
16989830          Hard       NEGAM          GII. Secur
16989831          NoPP       NEGAM          GII. Secur
16989832          NoPP       NEGAM          GII. Secur
16989833          NoPP       NEGAM          GII. Secur
16989834          NoPP       NEGAM          GII. Secur
16989835          Hard       NEGAM          GII. Secur
16989836          Combo      NEGAM          GII. Secur
16989837          Hard       NEGAM          GII. Secur
16989838          Hard       NEGAM          GII. Secur
16989839          NoPP       NEGAM          GII. Secur
16989840          NoPP       NEGAM          GII. Secur
16989841          Hard       NEGAM          GII. Secur
16989842          Hard       NEGAM          GII. Secur
16989843          NoPP       NEGAM          GII. Secur
16989844          NoPP       NEGAM          GII. Secur
16989845          Hard       NEGAM          GII. Secur
16989846          Hard       NEGAM          GII. Secur
16989847          Hard       NEGAM          GII. Secur
16989848          NoPP       NEGAM          GII. Secur
16989849          NoPP       NEGAM          GII. Secur
16989850          NoPP       NEGAM          GII. Secur
16989851          Hard       NEGAM          GII. Secur
16989852          Hard       NEGAM          GII. Secur
16989853          NoPP       NEGAM          GII. Secur
16989854          NoPP       NEGAM          GII. Secur
16989856          Hard       NEGAM          GII. Secur
16989857          NoPP       NEGAM          GII. Secur
16989858          NoPP       NEGAM          GII. Secur
16989859          Hard       NEGAM          GII. Secur
16989860          Hard       NEGAM          GII. Secur
16989861          Hard       NEGAM          GII. Secur
16989862          NoPP       NEGAM          GII. Secur
16989863          Hard       NEGAM          GII. Secur
16989864          Hard       NEGAM          GII. Secur
16983890          NoPP       NEGAM          GII. Secur
16983891          Hard       NEGAM          GII. Secur
16983892          Hard       NEGAM          GII. Secur
16983893          NoPP       NEGAM          GII. Secur
16983894          NoPP       NEGAM          GII. Secur
16983895          Hard       NEGAM          GII. Secur
16983896          NoPP       NEGAM          GII. Secur
16983897          Hard       NEGAM          GII. Secur
16983898          Hard       NEGAM          GII. Secur
16983899          NoPP       NEGAM          GII. Secur
16983900          Hard       NEGAM          GII. Secur
16983901          Hard       NEGAM          GII. Secur
16983902          Hard       NEGAM          GII. Secur
16983903          Combo      NEGAM          GII. Secur
16983904          Hard       NEGAM          GII. Secur
16983905          Hard       NEGAM          GII. Secur
16983906          Combo      NEGAM          GII. Secur
16983907          NoPP       NEGAM          GII. Secur
16983908          NoPP       NEGAM          GII. Secur
16983909          Hard       NEGAM          GII. Secur
16983910          Hard       NEGAM          GII. Secur
16983911          Hard       NEGAM          GII. Secur
16983912          NoPP       NEGAM          GII. Secur
16983914          Hard       NEGAM          GII. Secur
16983915          NoPP       NEGAM          GII. Secur
16983916          NoPP       NEGAM          GII. Secur
16983917          NoPP       NEGAM          GII. Secur
16983918          Hard       NEGAM          GII. Secur
16983919          Hard       NEGAM          GII. Secur
16983920          NoPP       NEGAM          GII. Secur
16983921          NoPP       NEGAM          GII. Secur
16983922          NoPP       NEGAM          GII. Secur
16983923          Hard       NEGAM          GII. Secur
16983924          Hard       NEGAM          GII. Secur
16983925          NoPP       NEGAM          GII. Secur
16983926          NoPP       NEGAM          GII. Secur
16983927          Hard       NEGAM          GII. Secur
16983928          Hard       NEGAM          GII. Secur
16983929          Hard       NEGAM          GII. Secur
16983930          NoPP       NEGAM          GII. Secur
16983931          NoPP       NEGAM          GII. Secur
16983932          NoPP       NEGAM          GII. Secur
16983933          NoPP       NEGAM          GII. Secur
16983934          NoPP       NEGAM          GII. Secur
16983935          Hard       NEGAM          GII. Secur
16983936          NoPP       NEGAM          GII. Secur
16983937          Hard       NEGAM          GII. Secur
16983938          Hard       NEGAM          GII. Secur
16983939          NoPP       NEGAM          GII. Secur
16983940          NoPP       NEGAM          GII. Secur
16983941          NoPP       NEGAM          GII. Secur
16983942          NoPP       NEGAM          GII. Secur
16983943          Hard       NEGAM          GII. Secur
16983944          Hard       NEGAM          GII. Secur
16983945          NoPP       NEGAM          GII. Secur
16983946          NoPP       NEGAM          GII. Secur
16983947          NoPP       NEGAM          GII. Secur
16983948          Hard       NEGAM          GII. Secur
16983949          Hard       NEGAM          GII. Secur
16983950          Hard       NEGAM          GII. Secur
16983951          NoPP       NEGAM          GII. Secur
16983953          NoPP       NEGAM          GII. Secur
16983954          NoPP       NEGAM          GII. Secur
16983955          NoPP       NEGAM          GII. Secur
16983956          Hard       NEGAM          GII. Secur
16983957          NoPP       NEGAM          GII. Secur
16983958          Hard       NEGAM          GII. Secur
16983959          Hard       NEGAM          GII. Secur
16983960          NoPP       NEGAM          GII. Secur
16989533          Hard       NEGAM          GII. Secur
16989534          Hard       NEGAM          GII. Secur
16989535          NoPP       NEGAM          GII. Secur
16989536          Hard       NEGAM          GII. Secur
16989537          Combo      NEGAM          GII. Secur
16989538          Hard       NEGAM          GII. Secur
16989540          Hard       NEGAM          GII. Secur
16989541          NoPP       NEGAM          GII. Secur
16989542          Hard       NEGAM          GII. Secur
16989543          NoPP       NEGAM          GII. Secur
16989544          Hard       NEGAM          GII. Secur
16989545          Hard       NEGAM          GII. Secur
16989546          NoPP       NEGAM          GII. Secur
16989548          Hard       NEGAM          GII. Secur
16989549          Hard       NEGAM          GII. Secur
16989551          NoPP       NEGAM          GII. Secur
16989552          Hard       NEGAM          GII. Secur
16989553          NoPP       NEGAM          GII. Secur
16989554          Hard       NEGAM          GII. Secur
16989555          Hard       NEGAM          GII. Secur
16989556          NoPP       NEGAM          GII. Secur
16989557          Hard       NEGAM          GII. Secur
16989558          Hard       NEGAM          GII. Secur
16989559          NoPP       NEGAM          GII. Secur
16989560          Combo      NEGAM          GII. Secur
16989561          Hard       NEGAM          GII. Secur
16989562          NoPP       NEGAM          GII. Secur
16989563          Hard       NEGAM          GII. Secur
16989564          NoPP       NEGAM          GII. Secur
16989565          Hard       NEGAM          GII. Secur
16989566          NoPP       NEGAM          GII. Secur
16983874          NoPP       NEGAM          GII. Secur
16983875          Hard       NEGAM          GII. Secur
16983876          NoPP       NEGAM          GII. Secur
16983877          NoPP       NEGAM          GII. Secur
16983878          NoPP       NEGAM          GII. Secur
16983879          Hard       NEGAM          GII. Secur
16983880          Hard       NEGAM          GII. Secur
16983881          Hard       NEGAM          GII. Secur
16983882          NoPP       NEGAM          GII. Secur
16983883          NoPP       NEGAM          GII. Secur
16983884          Hard       NEGAM          GII. Secur
16983885          NoPP       NEGAM          GII. Secur
16983886          Hard       NEGAM          GII. Secur
16983887          NoPP       NEGAM          GII. Secur
16983888          NoPP       NEGAM          GII. Secur
16983889          NoPP       NEGAM          GII. Secur
16989567          NoPP       NEGAM          GII. Secur
16989568          Hard       NEGAM          GII. Secur
16989569          Hard       NEGAM          GII. Secur
16989570          Hard       NEGAM          GII. Secur
16989571          Hard       NEGAM          GII. Secur
16989572          Hard       NEGAM          GII. Secur
16989573          NoPP       NEGAM          GII. Secur
16989574          NoPP       NEGAM          GII. Secur
16989575          Hard       NEGAM          GII. Secur
16989576          NoPP       NEGAM          GII. Secur
16989577          Hard       NEGAM          GII. Secur
16989579          NoPP       NEGAM          GII. Secur
16989580          Hard       NEGAM          GII. Secur
16989581          NoPP       NEGAM          GII. Secur
16989582          NoPP       NEGAM          GII. Secur
16989583          NoPP       NEGAM          GII. Secur
16989584          NoPP       NEGAM          GII. Secur
16989585          Hard       NEGAM          GII. Secur
16989586          Hard       NEGAM          GII. Secur
16989587          Hard       NEGAM          GII. Secur
16989588          Combo      NEGAM          GII. Secur
16989589          Hard       NEGAM          GII. Secur
16989590          Hard       NEGAM          GII. Secur
16989591          Hard       NEGAM          GII. Secur
16989592          NoPP       NEGAM          GII. Secur
16989594          Hard       NEGAM          GII. Secur
16989595          Hard       NEGAM          GII. Secur
16989596          NoPP       NEGAM          GII. Secur
16989597          NoPP       NEGAM          GII. Secur
16989598          Hard       NEGAM          GII. Secur
16975748          NoPP       NEGAM          GII. Secur
16975749          NoPP       NEGAM          GII. Secur
16975750          NoPP       NEGAM          GII. Secur
16975751          NoPP       NEGAM          GII. Secur
16975752          NoPP       NEGAM          GII. Secur
16975753          NoPP       NEGAM          GII. Secur
16975754          Hard       NEGAM          GII. Secur
16975755          Hard       NEGAM          GII. Secur
16975756          Hard       NEGAM          GII. Secur
16975757          Hard       NEGAM          GII. Secur
16975759          Hard       NEGAM          GII. Secur
16975760          Hard       NEGAM          GII. Secur
16975762          NoPP       NEGAM          GII. Secur
16975763          NoPP       NEGAM          GII. Secur
16975764          Hard       NEGAM          GII. Secur
16975765          Hard       NEGAM          GII. Secur
16975766          NoPP       NEGAM          GII. Secur
16975767          NoPP       NEGAM          GII. Secur
16975769          Hard       NEGAM          GII. Secur
16975770          Hard       NEGAM          GII. Secur
16975771          Hard       NEGAM          GII. Secur
16975772          NoPP       NEGAM          GII. Secur
16975773          Hard       NEGAM          GII. Secur
16975774          Hard       NEGAM          GII. Secur
16975775          Hard       NEGAM          GII. Secur
16975776          Hard       NEGAM          GII. Secur
16975777          Hard       NEGAM          GII. Secur
16975780          Hard       NEGAM          GII. Secur
16975781          Hard       NEGAM          GII. Secur
16975782          Hard       NEGAM          GII. Secur
16975783          NoPP       NEGAM          GII. Secur
16975784          Hard       NEGAM          GII. Secur
16975786          Hard       NEGAM          GII. Secur
16975787          Hard       NEGAM          GII. Secur
16975788          NoPP       NEGAM          GII. Secur
16975789          Hard       NEGAM          GII. Secur
16975790          Hard       NEGAM          GII. Secur
16975791          Hard       NEGAM          GII. Secur
16975792          Hard       NEGAM          GII. Secur
16975793          Hard       NEGAM          GII. Secur
16975794          NoPP       NEGAM          GII. Secur
16975795          NoPP       NEGAM          GII. Secur
16975796          Hard       NEGAM          GII. Secur
16975797          Hard       NEGAM          GII. Secur
16975798          Hard       NEGAM          GII. Secur
16975799          Hard       NEGAM          GII. Secur
16975800          Hard       NEGAM          GII. Secur
16975802          NoPP       NEGAM          GII. Secur
16975803          Hard       NEGAM          GII. Secur
16975804          Hard       NEGAM          GII. Secur
16975805          Hard       NEGAM          GII. Secur
16975806          Hard       NEGAM          GII. Secur
16975807          Hard       NEGAM          GII. Secur
16975808          Hard       NEGAM          GII. Secur
16975809          Hard       NEGAM          GII. Secur
16975811          NoPP       NEGAM          GII. Secur
16975813          Hard       NEGAM          GII. Secur
16975814          Hard       NEGAM          GII. Secur
16975815          Hard       NEGAM          GII. Secur
16975816          Hard       NEGAM          GII. Secur
16975819          Hard       NEGAM          GII. Secur
16975820          Hard       NEGAM          GII. Secur
16975821          NoPP       NEGAM          GII. Secur
16975822          NoPP       NEGAM          GII. Secur
16975823          Hard       NEGAM          GII. Secur
16975824          NoPP       NEGAM          GII. Secur
16975825          Hard       NEGAM          GII. Secur
16975826          Hard       NEGAM          GII. Secur
16975827          Hard       NEGAM          GII. Secur
16975828          Hard       NEGAM          GII. Secur
16975829          Hard       NEGAM          GII. Secur
16975830          Hard       NEGAM          GII. Secur
16975831          Hard       NEGAM          GII. Secur
16975832          Hard       NEGAM          GII. Secur
16975833          Hard       NEGAM          GII. Secur
16975834          Hard       NEGAM          GII. Secur
16975836          Hard       NEGAM          GII. Secur
16975837          NoPP       NEGAM          GII. Secur
16975838          Hard       NEGAM          GII. Secur
16975839          Hard       NEGAM          GII. Secur
16975840          Hard       NEGAM          GII. Secur
16975841          NoPP       NEGAM          GII. Secur
16975842          Hard       NEGAM          GII. Secur
16975843          Hard       NEGAM          GII. Secur
16975845          Hard       NEGAM          GII. Secur
16975846          Hard       NEGAM          GII. Secur
16975847          NoPP       NEGAM          GII. Secur
16975848          NoPP       NEGAM          GII. Secur
16975849          NoPP       NEGAM          GII. Secur
16975850          Hard       NEGAM          GII. Secur
16975851          Hard       NEGAM          GII. Secur
16975852          Hard       NEGAM          GII. Secur
16975853          Hard       NEGAM          GII. Secur
16975854          Hard       NEGAM          GII. Secur
16975855          Hard       NEGAM          GII. Secur
16975856          Hard       NEGAM          GII. Secur
16975857          Hard       NEGAM          GII. Secur
16975858          Hard       NEGAM          GII. Secur
16975859          Hard       NEGAM          GII. Secur
16975861          Hard       NEGAM          GII. Secur
16975862          Hard       NEGAM          GII. Secur
16975863          Hard       NEGAM          GII. Secur
16975864          Hard       NEGAM          GII. Secur
16975865          Hard       NEGAM          GII. Secur
16975866          NoPP       NEGAM          GII. Secur
16975867          Hard       NEGAM          GII. Secur
16975868          Hard       NEGAM          GII. Secur
16975869          Hard       NEGAM          GII. Secur
16975870          NoPP       NEGAM          GII. Secur
16975871          Hard       NEGAM          GII. Secur
16975872          NoPP       NEGAM          GII. Secur
16975873          NoPP       NEGAM          GII. Secur
16975874          Hard       NEGAM          GII. Secur
16975875          Hard       NEGAM          GII. Secur
16975876          Hard       NEGAM          GII. Secur
16975877          Hard       NEGAM          GII. Secur
16975878          Hard       NEGAM          GII. Secur
16975879          Soft/Unk   NEGAM          GII. Secur
16975880          Hard       NEGAM          GII. Secur
16975881          Hard       NEGAM          GII. Secur
16975882          Hard       NEGAM          GII. Secur
16975883          Hard       NEGAM          GII. Secur
16975884          Hard       NEGAM          GII. Secur
16975885          NoPP       NEGAM          GII. Secur
16975886          NoPP       NEGAM          GII. Secur
16975887          NoPP       NEGAM          GII. Secur
16975889          Hard       NEGAM          GII. Secur
16975890          Hard       NEGAM          GII. Secur
16975891          Hard       NEGAM          GII. Secur
16975892          Hard       NEGAM          GII. Secur
16975893          Hard       NEGAM          GII. Secur
16975894          Hard       NEGAM          GII. Secur
16975897          Hard       NEGAM          GII. Secur
16975899          NoPP       NEGAM          GII. Secur
16975900          NoPP       NEGAM          GII. Secur
16975901          Hard       NEGAM          GII. Secur
16975902          NoPP       NEGAM          GII. Secur
16975903          Hard       NEGAM          GII. Secur
16975904          Hard       NEGAM          GII. Secur
16975905          NoPP       NEGAM          GII. Secur
16975906          Hard       NEGAM          GII. Secur
16975907          Hard       NEGAM          GII. Secur
16975908          Hard       NEGAM          GII. Secur
16975909          Hard       NEGAM          GII. Secur
16975910          Hard       NEGAM          GII. Secur
16975912          Hard       NEGAM          GII. Secur
16975913          Hard       NEGAM          GII. Secur
16975914          Hard       NEGAM          GII. Secur
16975915          Hard       NEGAM          GII. Secur
16975916          NoPP       NEGAM          GII. Secur
16975917          Hard       NEGAM          GII. Secur
16975918          Hard       NEGAM          GII. Secur
16975919          NoPP       NEGAM          GII. Secur
16975920          Hard       NEGAM          GII. Secur
16975921          NoPP       NEGAM          GII. Secur
16975922          NoPP       NEGAM          GII. Secur
16975923          Hard       NEGAM          GII. Secur
16970022          Hard       NEGAM          GII. Secur
16970035          Soft/Unk   NEGAM          GII. Secur
16970066          NoPP       NEGAM          GII. Secur
16970067          NoPP       NEGAM          GII. Secur
16686731          Hard       NEGAM          GII. Secur
17076256          NoPP       NEGAM          GII. Secur
17076260          NoPP       NEGAM          GII. Secur
17077452          NoPP       NEGAM          GII. Secur
17077457          NoPP       NEGAM          GII. Secur
17077472          Hard       NEGAM          GII. Secur
17077490          Hard       NEGAM          GII. Secur
17053571          Hard       NEGAM          GII. Secur
17053579          Hard       NEGAM          GII. Secur
17053589          NoPP       NEGAM          GII. Secur
17053592          Hard       NEGAM          GII. Secur
17053600          Hard       NEGAM          GII. Secur
17053607          Hard       NEGAM          GII. Secur
17053608          NoPP       NEGAM          GII. Secur
17059720          NoPP       NEGAM          GII. Secur
17059731          NoPP       NEGAM          GII. Secur
17059741          Hard       NEGAM          GII. Secur
17059742          Hard       NEGAM          GII. Secur
17021510          Hard       NEGAM          GII. Secur
17046124          NoPP       NEGAM          GII. Secur
17046125          NoPP       NEGAM          GII. Secur
17046126          Hard       NEGAM          GII. Secur
17046127          Hard       NEGAM          GII. Secur
17046128          Hard       NEGAM          GII. Secur
17046129          Hard       NEGAM          GII. Secur
17046130          Hard       NEGAM          GII. Secur
17046131          NoPP       NEGAM          GII. Secur
17046132          Hard       NEGAM          GII. Secur
17046133          Combo      NEGAM          GII. Secur
17046134          Hard       NEGAM          GII. Secur
17046135          Hard       NEGAM          GII. Secur
17046136          Hard       NEGAM          GII. Secur
17046137          NoPP       NEGAM          GII. Secur
17046138          Hard       NEGAM          GII. Secur
17046139          NoPP       NEGAM          GII. Secur
17046140          Combo      NEGAM          GII. Secur
17046141          NoPP       NEGAM          GII. Secur
17046142          Hard       NEGAM          GII. Secur
17046143          NoPP       NEGAM          GII. Secur
17046144          Hard       NEGAM          GII. Secur
17046146          NoPP       NEGAM          GII. Secur
17046147          NoPP       NEGAM          GII. Secur
17046149          Hard       NEGAM          GII. Secur
17046150          Hard       NEGAM          GII. Secur
17046151          Hard       NEGAM          GII. Secur
17046152          Hard       NEGAM          GII. Secur
17046153          NoPP       NEGAM          GII. Secur
17046154          NoPP       NEGAM          GII. Secur
17046155          Combo      NEGAM          GII. Secur
17046156          NoPP       NEGAM          GII. Secur
17046157          Combo      NEGAM          GII. Secur
17046158          Hard       NEGAM          GII. Secur
17046159          Hard       NEGAM          GII. Secur
17046160          Hard       NEGAM          GII. Secur
17046161          NoPP       NEGAM          GII. Secur
17046162          NoPP       NEGAM          GII. Secur
17046163          Hard       NEGAM          GII. Secur
17046164          NoPP       NEGAM          GII. Secur
17046165          NoPP       NEGAM          GII. Secur
17046166          Hard       NEGAM          GII. Secur
17046167          Hard       NEGAM          GII. Secur
17046168          Hard       NEGAM          GII. Secur
17046169          Hard       NEGAM          GII. Secur
17046170          NoPP       NEGAM          GII. Secur
17046171          NoPP       NEGAM          GII. Secur
17046172          Hard       NEGAM          GII. Secur
17046173          NoPP       NEGAM          GII. Secur
17046174          Hard       NEGAM          GII. Secur
17046175          Combo      NEGAM          GII. Secur
17046176          Hard       NEGAM          GII. Secur
17046177          Hard       NEGAM          GII. Secur
17046178          NoPP       NEGAM          GII. Secur
17046179          Hard       NEGAM          GII. Secur
17046180          NoPP       NEGAM          GII. Secur
17046181          Hard       NEGAM          GII. Secur
17046182          NoPP       NEGAM          GII. Secur
17046183          NoPP       NEGAM          GII. Secur
17046184          Hard       NEGAM          GII. Secur
17046185          NoPP       NEGAM          GII. Secur
17046186          Hard       NEGAM          GII. Secur
17046187          NoPP       NEGAM          GII. Secur
17046188          NoPP       NEGAM          GII. Secur
17046189          Hard       NEGAM          GII. Secur
17046190          NoPP       NEGAM          GII. Secur
17046191          Hard       NEGAM          GII. Secur
17046192          Hard       NEGAM          GII. Secur
17046193          Hard       NEGAM          GII. Secur
17046194          Hard       NEGAM          GII. Secur
17046195          Hard       NEGAM          GII. Secur
17046196          NoPP       NEGAM          GII. Secur
17046197          Hard       NEGAM          GII. Secur
17046198          Hard       NEGAM          GII. Secur
17046199          NoPP       NEGAM          GII. Secur
17046200          Hard       NEGAM          GII. Secur
17046201          NoPP       NEGAM          GII. Secur
17046202          Hard       NEGAM          GII. Secur
17046203          Hard       NEGAM          GII. Secur
17046204          Hard       NEGAM          GII. Secur
17046205          NoPP       NEGAM          GII. Secur
17046206          Hard       NEGAM          GII. Secur
17046207          Hard       NEGAM          GII. Secur
17046208          Hard       NEGAM          GII. Secur
17046209          Hard       NEGAM          GII. Secur
17046210          NoPP       NEGAM          GII. Secur
17046211          NoPP       NEGAM          GII. Secur
17046212          Hard       NEGAM          GII. Secur
17046213          Hard       NEGAM          GII. Secur
17046214          NoPP       NEGAM          GII. Secur
17046215          Hard       NEGAM          GII. Secur
17046117          Hard       NEGAM          GII. Secur
17046118          NoPP       NEGAM          GII. Secur
17046119          Hard       NEGAM          GII. Secur
17046121          NoPP       NEGAM          GII. Secur
17046122          NoPP       NEGAM          GII. Secur
17046123          NoPP       NEGAM          GII. Secur
17013104          Hard       NEGAM          GII. Secur
17013113          Hard       NEGAM          GII. Secur
17020137          NoPP       NEGAM          GII. Secur
17020142          Hard       NEGAM          GII. Secur
17020223          NoPP       NEGAM          GII. Secur
17020239          NoPP       NEGAM          GII. Secur
17020284          Hard       NEGAM          GII. Secur
17021406          NoPP       NEGAM          GII. Secur
17021409          NoPP       NEGAM          GII. Secur
17021442          Hard       NEGAM          GII. Secur
17021455          Hard       NEGAM          GII. Secur
17021488          Hard       NEGAM          GII. Secur
17021494          Hard       NEGAM          GII. Secur
17021496          Hard       NEGAM          GII. Secur
16975812          Hard       NEGAM          GII. Secur
16975817          Hard       NEGAM          GII. Secur
16975818          Hard       NEGAM          GII. Secur
16975844          NoPP       NEGAM          GII. Secur
16975860          Hard       NEGAM          GII. Secur
16975888          Hard       NEGAM          GII. Secur
16989547          NoPP       NEGAM          GII. Secur
16989550          NoPP       NEGAM          GII. Secur
16989578          Combo      NEGAM          GII. Secur
16989652          Hard       NEGAM          GII. Secur
16989701          Hard       NEGAM          GII. Secur
16989719          NoPP       NEGAM          GII. Secur
16989736          NoPP       NEGAM          GII. Secur
16989775          NoPP       NEGAM          GII. Secur
16989819          NoPP       NEGAM          GII. Secur
16989855          NoPP       NEGAM          GII. Secur
16827627          Hard       NEGAM          GII. Secur
16836862          Hard       NEGAM          GII. Secur
16769188          NoPP       NEGAM          GII. Secur
16769273          NoPP       NEGAM          GII. Secur
16769354          Hard       NEGAM          GII. Secur
17052631          Hard       NEGAM          GII. Secur
16969922          NoPP       NEGAM          GII. Secur
16970011          Hard       NEGAM          GII. Secur
16970013          Hard       NEGAM          GII. Secur
16970017          NoPP       NEGAM          GII. Secur
16600230          NoPP       NEGAM          GII. Secur
16965732          NoPP       NEGAM          GII. Secur
16825796          Hard       NEGAM          GII. Secur
16847030          Combo      NEGAM          GII. Secur
16825810          Combo      NEGAM          GII. Secur
17021518          Hard       NEGAM          GII. Secur
17021526          Combo      NEGAM          GII. Secur
17021527          Combo      NEGAM          GII. Secur
17021516          NoPP       NEGAM          GII. Secur
17021529          Combo      NEGAM          GII. Secur
17021525          Combo      NEGAM          GII. Secur
17021523          NoPP       NEGAM          GII. Secur
17021519          NoPP       NEGAM          GII. Secur
17021530          Combo      NEGAM          GII. Secur
17021531          Combo      NEGAM          GII. Secur
16714423          Combo      NEGAM          GII. Secur
16642718          Hard       NEGAM          GII. Secur
16769367          NoPP       NEGAM          GII. Secur
16730143          Hard       NEGAM          GII. Secur
16730514          NoPP       NEGAM          GII. Secur
16730515          NoPP       NEGAM          GII. Secur
16730536          Soft/Unk   NEGAM          GII. Secur
16845198          Hard       NEGAM          GII. Secur
16845232          NoPP       NEGAM          GII. Secur
16845184          Hard       NEGAM          GII. Secur
16845217          NoPP       NEGAM          GII. Secur
16836970          Hard       NEGAM          GII. Secur
16836897          NoPP       NEGAM          GII. Secur
16836769          NoPP       NEGAM          GII. Secur
16836824          NoPP       NEGAM          GII. Secur
17219690          NoPP       NEGAM          G1. MTA
17216559          NoPP       NEGAM          G1. MTA
17216561          NoPP       NEGAM          G1. MTA
17216562          NoPP       NEGAM          G1. MTA
17216563          NoPP       NEGAM          G1. MTA
17216564          NoPP       NEGAM          G1. MTA
17216565          NoPP       NEGAM          G1. MTA
17216566          NoPP       NEGAM          G1. MTA
17216567          NoPP       NEGAM          G1. MTA
17216568          NoPP       NEGAM          G1. MTA
17216569          NoPP       NEGAM          G1. MTA
17216570          NoPP       NEGAM          G1. MTA
17216571          NoPP       NEGAM          G1. MTA
17216572          NoPP       NEGAM          G1. MTA
17216573          NoPP       NEGAM          G1. MTA
17216574          NoPP       NEGAM          G1. MTA
17216575          NoPP       NEGAM          G1. MTA
17216576          NoPP       NEGAM          G1. MTA
17216577          NoPP       NEGAM          G1. MTA
17216578          NoPP       NEGAM          G1. MTA
17216579          NoPP       NEGAM          G1. MTA
17216580          NoPP       NEGAM          G1. MTA
17216581          NoPP       NEGAM          G1. MTA
17219680          NoPP       NEGAM          G1. MTA
17219682          NoPP       NEGAM          G1. MTA
17219684          NoPP       NEGAM          G1. MTA
17219685          NoPP       NEGAM          G1. MTA
17219686          NoPP       NEGAM          G1. MTA
17219689          NoPP       NEGAM          G1. MTA
17219674          NoPP       NEGAM          G1. MTA
17219675          NoPP       NEGAM          G1. MTA
17219676          NoPP       NEGAM          G1. MTA
17219677          NoPP       NEGAM          G1. MTA
17219678          NoPP       NEGAM          G1. MTA
17219679          NoPP       NEGAM          G1. MTA
17169772          Hard       NEGAM          G1. MTA
17169827          Hard       NEGAM          G1. MTA
17169877          Hard       NEGAM          G1. MTA
17169899          Hard       NEGAM          G1. MTA
17169924          Hard       NEGAM          G1. MTA
17169998          Hard       NEGAM          G1. MTA
17172807          Hard       NEGAM          G1. MTA
17172876          Hard       NEGAM          G1. MTA
17173085          Hard       NEGAM          G1. MTA
17169529          Hard       NEGAM          G1. MTA
17169560          Hard       NEGAM          G1. MTA
17169573          Hard       NEGAM          G1. MTA
17169734          Hard       NEGAM          G1. MTA
17169738          Hard       NEGAM          G1. MTA
17169354          Hard       NEGAM          G1. MTA
17169376          Hard       NEGAM          G1. MTA
17169426          Hard       NEGAM          G1. MTA
17169438          Hard       NEGAM          G1. MTA
17181548          NoPP       NEGAM          G1. MTA
17169578          Hard       NEGAM          G1. MTA
17169860          Hard       NEGAM          G1. MTA
17169872          NoPP       NEGAM          G1. MTA
17169882          NoPP       NEGAM          G1. MTA
17169896          NoPP       NEGAM          G1. MTA
17169912          NoPP       NEGAM          G1. MTA
17169938          Hard       NEGAM          G1. MTA
17169941          Hard       NEGAM          G1. MTA
17170005          Hard       NEGAM          G1. MTA
17170016          Hard       NEGAM          G1. MTA
17170075          Hard       NEGAM          G1. MTA
17170077          Hard       NEGAM          G1. MTA
17170090          Hard       NEGAM          G1. MTA
17170096          Hard       NEGAM          G1. MTA
17172842          Hard       NEGAM          G1. MTA
17173107          Hard       NEGAM          G1. MTA
17173132          Hard       NEGAM          G1. MTA
17173206          Hard       NEGAM          G1. MTA
17181456          NoPP       NEGAM          G1. MTA
17169913          Hard       NEGAM          G1. MTA
17169929          Hard       NEGAM          G1. MTA
17169973          Hard       NEGAM          G1. MTA
17169989          Hard       NEGAM          G1. MTA
17169889          NoPP       NEGAM          G1. MTA
17169866          Hard       NEGAM          G1. MTA
17169868          Hard       NEGAM          G1. MTA
17169839          Hard       NEGAM          G1. MTA
17169740          Hard       NEGAM          G1. MTA
17169758          Hard       NEGAM          G1. MTA
17169801          Hard       NEGAM          G1. MTA
17169809          Hard       NEGAM          G1. MTA
17169810          Hard       NEGAM          G1. MTA
17169817          Hard       NEGAM          G1. MTA
17169704          Hard       NEGAM          G1. MTA
17169671          NoPP       NEGAM          G1. MTA
17169686          Hard       NEGAM          G1. MTA
17169666          Hard       NEGAM          G1. MTA
17169645          Hard       NEGAM          G1. MTA
17169601          Hard       NEGAM          G1. MTA
17169613          Hard       NEGAM          G1. MTA
17169620          Hard       NEGAM          G1. MTA
17169639          Hard       NEGAM          G1. MTA
17169562          Hard       NEGAM          G1. MTA
17169555          Hard       NEGAM          G1. MTA
17169559          Hard       NEGAM          G1. MTA
17169520          Hard       NEGAM          G1. MTA
17169523          Hard       NEGAM          G1. MTA
17169530          Hard       NEGAM          G1. MTA
17169547          Hard       NEGAM          G1. MTA
17169549          Hard       NEGAM          G1. MTA
17169502          Hard       NEGAM          G1. MTA
17169489          Hard       NEGAM          G1. MTA
17169585          Hard       NEGAM          G1. MTA
17169596          Hard       NEGAM          G1. MTA
17169463          Hard       NEGAM          G1. MTA
17169465          Hard       NEGAM          G1. MTA
17169467          NoPP       NEGAM          G1. MTA
17169468          Hard       NEGAM          G1. MTA
17169470          Hard       NEGAM          G1. MTA
17169475          Hard       NEGAM          G1. MTA
17169403          Hard       NEGAM          G1. MTA
17169406          Hard       NEGAM          G1. MTA
17169412          Hard       NEGAM          G1. MTA
17169415          Hard       NEGAM          G1. MTA
17169422          Hard       NEGAM          G1. MTA
17169428          Hard       NEGAM          G1. MTA
17169435          NoPP       NEGAM          G1. MTA
17169441          NoPP       NEGAM          G1. MTA
17169448          Hard       NEGAM          G1. MTA
17169387          NoPP       NEGAM          G1. MTA
17169391          Hard       NEGAM          G1. MTA
17169369          Hard       NEGAM          G1. MTA
17169374          Hard       NEGAM          G1. MTA
17169572          Hard       NEGAM          G1. MTA
17169499          Hard       NEGAM          G1. MTA
17172981          NoPP       NEGAM          G1. MTA
17172983          Hard       NEGAM          G1. MTA
17172985          Hard       NEGAM          G1. MTA
17172986          Hard       NEGAM          G1. MTA
17172987          Hard       NEGAM          G1. MTA
17172989          Hard       NEGAM          G1. MTA
17170010          Hard       NEGAM          G1. MTA
17170014          NoPP       NEGAM          G1. MTA
17170015          Hard       NEGAM          G1. MTA
17170017          Hard       NEGAM          G1. MTA
17170018          Hard       NEGAM          G1. MTA
17170002          Hard       NEGAM          G1. MTA
17170003          Hard       NEGAM          G1. MTA
17170004          Hard       NEGAM          G1. MTA
17170006          Hard       NEGAM          G1. MTA
17170008          Hard       NEGAM          G1. MTA
17170009          Hard       NEGAM          G1. MTA
17172974          Hard       NEGAM          G1. MTA
17172975          Hard       NEGAM          G1. MTA
17172976          Hard       NEGAM          G1. MTA
17172978          Hard       NEGAM          G1. MTA
17172979          Hard       NEGAM          G1. MTA
17170001          Hard       NEGAM          G1. MTA
17172970          Hard       NEGAM          G1. MTA
17172971          Hard       NEGAM          G1. MTA
17172973          Hard       NEGAM          G1. MTA
17173074          Hard       NEGAM          G1. MTA
17172966          Hard       NEGAM          G1. MTA
17172967          Hard       NEGAM          G1. MTA
17172968          NoPP       NEGAM          G1. MTA
17172960          Hard       NEGAM          G1. MTA
17172961          Hard       NEGAM          G1. MTA
17172964          Hard       NEGAM          G1. MTA
17172952          Hard       NEGAM          G1. MTA
17172954          Hard       NEGAM          G1. MTA
17172955          Hard       NEGAM          G1. MTA
17172957          Hard       NEGAM          G1. MTA
17172958          Hard       NEGAM          G1. MTA
17172941          Hard       NEGAM          G1. MTA
17172942          Hard       NEGAM          G1. MTA
17172943          Hard       NEGAM          G1. MTA
17172944          NoPP       NEGAM          G1. MTA
17172946          Hard       NEGAM          G1. MTA
17172947          Hard       NEGAM          G1. MTA
17172948          NoPP       NEGAM          G1. MTA
17172949          Hard       NEGAM          G1. MTA
17172928          Hard       NEGAM          G1. MTA
17172930          Hard       NEGAM          G1. MTA
17172931          Hard       NEGAM          G1. MTA
17172932          Hard       NEGAM          G1. MTA
17172933          Hard       NEGAM          G1. MTA
17172934          Hard       NEGAM          G1. MTA
17172935          Hard       NEGAM          G1. MTA
17172937          Hard       NEGAM          G1. MTA
17172938          Hard       NEGAM          G1. MTA
17172920          Hard       NEGAM          G1. MTA
17172921          NoPP       NEGAM          G1. MTA
17172923          Hard       NEGAM          G1. MTA
17172924          Hard       NEGAM          G1. MTA
17172925          Hard       NEGAM          G1. MTA
17172926          Hard       NEGAM          G1. MTA
17172927          Hard       NEGAM          G1. MTA
17169330          Soft/Unk   NEGAM          G1. MTA
17169333          Hard       NEGAM          G1. MTA
17169334          NoPP       NEGAM          G1. MTA
17169335          Soft/Unk   NEGAM          G1. MTA
17169336          Hard       NEGAM          G1. MTA
17169337          Hard       NEGAM          G1. MTA
17169338          Hard       NEGAM          G1. MTA
17169339          Hard       NEGAM          G1. MTA
17169340          Hard       NEGAM          G1. MTA
17181382          Hard       NEGAM          G1. MTA
17181390          Hard       NEGAM          G1. MTA
17181391          Hard       NEGAM          G1. MTA
17181393          Hard       NEGAM          G1. MTA
17181363          NoPP       NEGAM          G1. MTA
17181336          NoPP       NEGAM          G1. MTA
17181342          Hard       NEGAM          G1. MTA
17181354          Hard       NEGAM          G1. MTA
17181355          NoPP       NEGAM          G1. MTA
17181310          NoPP       NEGAM          G1. MTA
17181326          NoPP       NEGAM          G1. MTA
17181329          NoPP       NEGAM          G1. MTA
17181304          Hard       NEGAM          G1. MTA
17169684          Hard       NEGAM          G1. MTA
17169685          Hard       NEGAM          G1. MTA
17169688          Hard       NEGAM          G1. MTA
17169689          Hard       NEGAM          G1. MTA
17169690          Hard       NEGAM          G1. MTA
17169691          Hard       NEGAM          G1. MTA
17169692          NoPP       NEGAM          G1. MTA
17169693          Hard       NEGAM          G1. MTA
17169694          Hard       NEGAM          G1. MTA
17169695          Hard       NEGAM          G1. MTA
17169696          Hard       NEGAM          G1. MTA
17169697          Hard       NEGAM          G1. MTA
17169698          Hard       NEGAM          G1. MTA
17170076          Hard       NEGAM          G1. MTA
17170078          Hard       NEGAM          G1. MTA
17169640          Hard       NEGAM          G1. MTA
17169641          Hard       NEGAM          G1. MTA
17169642          Hard       NEGAM          G1. MTA
17169643          Hard       NEGAM          G1. MTA
17169646          Hard       NEGAM          G1. MTA
17169648          Hard       NEGAM          G1. MTA
17169649          Hard       NEGAM          G1. MTA
17170082          Hard       NEGAM          G1. MTA
17170083          NoPP       NEGAM          G1. MTA
17170084          Hard       NEGAM          G1. MTA
17170085          Hard       NEGAM          G1. MTA
17170086          Hard       NEGAM          G1. MTA
17170087          Hard       NEGAM          G1. MTA
17170088          Hard       NEGAM          G1. MTA
17170089          Hard       NEGAM          G1. MTA
17169650          Hard       NEGAM          G1. MTA
17169651          Hard       NEGAM          G1. MTA
17169652          Hard       NEGAM          G1. MTA
17169654          Hard       NEGAM          G1. MTA
17169655          Hard       NEGAM          G1. MTA
17169658          Hard       NEGAM          G1. MTA
17169659          Hard       NEGAM          G1. MTA
17170091          Hard       NEGAM          G1. MTA
17170093          Hard       NEGAM          G1. MTA
17170094          Hard       NEGAM          G1. MTA
17170095          Hard       NEGAM          G1. MTA
17170097          Hard       NEGAM          G1. MTA
17170098          Hard       NEGAM          G1. MTA
17170099          Hard       NEGAM          G1. MTA
17169661          Hard       NEGAM          G1. MTA
17169662          Hard       NEGAM          G1. MTA
17169663          Hard       NEGAM          G1. MTA
17169664          Hard       NEGAM          G1. MTA
17169665          Hard       NEGAM          G1. MTA
17169667          Hard       NEGAM          G1. MTA
17169668          Hard       NEGAM          G1. MTA
17169669          Hard       NEGAM          G1. MTA
17169670          NoPP       NEGAM          G1. MTA
17169672          NoPP       NEGAM          G1. MTA
17169673          Hard       NEGAM          G1. MTA
17169674          Hard       NEGAM          G1. MTA
17169675          Hard       NEGAM          G1. MTA
17169676          Hard       NEGAM          G1. MTA
17169677          Hard       NEGAM          G1. MTA
17169678          Hard       NEGAM          G1. MTA
17169679          Hard       NEGAM          G1. MTA
17169680          Hard       NEGAM          G1. MTA
17169681          Hard       NEGAM          G1. MTA
17170070          Hard       NEGAM          G1. MTA
17170071          Hard       NEGAM          G1. MTA
17170073          Hard       NEGAM          G1. MTA
17170074          Hard       NEGAM          G1. MTA
17170029          Hard       NEGAM          G1. MTA
17170030          Hard       NEGAM          G1. MTA
17170032          Hard       NEGAM          G1. MTA
17170033          Hard       NEGAM          G1. MTA
17170034          Hard       NEGAM          G1. MTA
17170035          Hard       NEGAM          G1. MTA
17170036          Hard       NEGAM          G1. MTA
17170037          Hard       NEGAM          G1. MTA
17170038          Hard       NEGAM          G1. MTA
17169600          Hard       NEGAM          G1. MTA
17169602          Hard       NEGAM          G1. MTA
17169603          Hard       NEGAM          G1. MTA
17169604          Hard       NEGAM          G1. MTA
17169605          Hard       NEGAM          G1. MTA
17169606          Hard       NEGAM          G1. MTA
17169607          Hard       NEGAM          G1. MTA
17169608          NoPP       NEGAM          G1. MTA
17169609          Hard       NEGAM          G1. MTA
17170040          Hard       NEGAM          G1. MTA
17170042          Hard       NEGAM          G1. MTA
17170044          Hard       NEGAM          G1. MTA
17170045          NoPP       NEGAM          G1. MTA
17170047          Hard       NEGAM          G1. MTA
17170048          Hard       NEGAM          G1. MTA
17170049          Hard       NEGAM          G1. MTA
17169610          Hard       NEGAM          G1. MTA
17169611          Hard       NEGAM          G1. MTA
17169612          Hard       NEGAM          G1. MTA
17169615          Hard       NEGAM          G1. MTA
17172994          Hard       NEGAM          G1. MTA
17172995          Hard       NEGAM          G1. MTA
17172996          Hard       NEGAM          G1. MTA
17172997          NoPP       NEGAM          G1. MTA
17172998          Hard       NEGAM          G1. MTA
17172999          Hard       NEGAM          G1. MTA
17170024          Hard       NEGAM          G1. MTA
17170026          Hard       NEGAM          G1. MTA
17170027          Hard       NEGAM          G1. MTA
17172990          Hard       NEGAM          G1. MTA
17172991          Hard       NEGAM          G1. MTA
17172992          Hard       NEGAM          G1. MTA
17170019          Hard       NEGAM          G1. MTA
17172900          Hard       NEGAM          G1. MTA
17172902          Hard       NEGAM          G1. MTA
17172903          Hard       NEGAM          G1. MTA
17172904          Hard       NEGAM          G1. MTA
17172905          Hard       NEGAM          G1. MTA
17172906          Hard       NEGAM          G1. MTA
17172907          Hard       NEGAM          G1. MTA
17172908          Hard       NEGAM          G1. MTA
17172909          NoPP       NEGAM          G1. MTA
17172910          NoPP       NEGAM          G1. MTA
17172911          Hard       NEGAM          G1. MTA
17172913          Hard       NEGAM          G1. MTA
17172914          Hard       NEGAM          G1. MTA
17172915          Hard       NEGAM          G1. MTA
17172916          Hard       NEGAM          G1. MTA
17172918          NoPP       NEGAM          G1. MTA
17181292          NoPP       NEGAM          G1. MTA
17181294          NoPP       NEGAM          G1. MTA
17169988          Hard       NEGAM          G1. MTA
17169990          NoPP       NEGAM          G1. MTA
17169991          Hard       NEGAM          G1. MTA
17169992          Hard       NEGAM          G1. MTA
17169993          Hard       NEGAM          G1. MTA
17169994          Hard       NEGAM          G1. MTA
17169996          Hard       NEGAM          G1. MTA
17169997          Hard       NEGAM          G1. MTA
17169999          Hard       NEGAM          G1. MTA
17181289          NoPP       NEGAM          G1. MTA
17181291          Hard       NEGAM          G1. MTA
17181245          NoPP       NEGAM          G1. MTA
17169960          Hard       NEGAM          G1. MTA
17169962          Hard       NEGAM          G1. MTA
17169963          Hard       NEGAM          G1. MTA
17169965          Hard       NEGAM          G1. MTA
17169966          Hard       NEGAM          G1. MTA
17169967          Hard       NEGAM          G1. MTA
17169970          Hard       NEGAM          G1. MTA
17169971          Hard       NEGAM          G1. MTA
17169972          Hard       NEGAM          G1. MTA
17169974          Hard       NEGAM          G1. MTA
17169975          Hard       NEGAM          G1. MTA
17169976          Hard       NEGAM          G1. MTA
17169978          Hard       NEGAM          G1. MTA
17169979          Hard       NEGAM          G1. MTA
17169981          Hard       NEGAM          G1. MTA
17169982          Hard       NEGAM          G1. MTA
17169983          Hard       NEGAM          G1. MTA
17169984          Hard       NEGAM          G1. MTA
17169985          Hard       NEGAM          G1. MTA
17169986          Hard       NEGAM          G1. MTA
17169987          Hard       NEGAM          G1. MTA
17181239          Hard       NEGAM          G1. MTA
17169950          Hard       NEGAM          G1. MTA
17169951          Hard       NEGAM          G1. MTA
17169952          Hard       NEGAM          G1. MTA
17169954          Hard       NEGAM          G1. MTA
17169955          Hard       NEGAM          G1. MTA
17169956          Hard       NEGAM          G1. MTA
17169957          Hard       NEGAM          G1. MTA
17169958          Hard       NEGAM          G1. MTA
17169959          Hard       NEGAM          G1. MTA
17169589          Hard       NEGAM          G1. MTA
17169910          Hard       NEGAM          G1. MTA
17169590          Hard       NEGAM          G1. MTA
17169914          Hard       NEGAM          G1. MTA
17169591          Hard       NEGAM          G1. MTA
17169915          Hard       NEGAM          G1. MTA
17169916          Hard       NEGAM          G1. MTA
17169593          Hard       NEGAM          G1. MTA
17169918          Hard       NEGAM          G1. MTA
17169594          Hard       NEGAM          G1. MTA
17169597          Hard       NEGAM          G1. MTA
17169598          Hard       NEGAM          G1. MTA
17169599          Hard       NEGAM          G1. MTA
17169921          Hard       NEGAM          G1. MTA
17169922          Hard       NEGAM          G1. MTA
17169923          Hard       NEGAM          G1. MTA
17170056          Hard       NEGAM          G1. MTA
17170057          Hard       NEGAM          G1. MTA
17170058          Hard       NEGAM          G1. MTA
17169621          Hard       NEGAM          G1. MTA
17169622          Hard       NEGAM          G1. MTA
17169624          Hard       NEGAM          G1. MTA
17169625          Hard       NEGAM          G1. MTA
17169626          Hard       NEGAM          G1. MTA
17169627          NoPP       NEGAM          G1. MTA
17169629          Hard       NEGAM          G1. MTA
17170060          Hard       NEGAM          G1. MTA
17170061          Hard       NEGAM          G1. MTA
17170063          NoPP       NEGAM          G1. MTA
17170064          Hard       NEGAM          G1. MTA
17170066          Hard       NEGAM          G1. MTA
17170067          Hard       NEGAM          G1. MTA
17170068          Hard       NEGAM          G1. MTA
17170069          Hard       NEGAM          G1. MTA
17169630          Hard       NEGAM          G1. MTA
17169631          Hard       NEGAM          G1. MTA
17169632          Hard       NEGAM          G1. MTA
17169634          Hard       NEGAM          G1. MTA
17169635          Hard       NEGAM          G1. MTA
17169638          Hard       NEGAM          G1. MTA
17169580          Hard       NEGAM          G1. MTA
17169581          Hard       NEGAM          G1. MTA
17169905          Hard       NEGAM          G1. MTA
17169582          Hard       NEGAM          G1. MTA
17169906          Hard       NEGAM          G1. MTA
17169907          Hard       NEGAM          G1. MTA
17169584          Hard       NEGAM          G1. MTA
17169908          Hard       NEGAM          G1. MTA
17169586          Hard       NEGAM          G1. MTA
17169587          Hard       NEGAM          G1. MTA
17169588          Hard       NEGAM          G1. MTA
17169901          Hard       NEGAM          G1. MTA
17169902          Hard       NEGAM          G1. MTA
17169903          Hard       NEGAM          G1. MTA
17172888          Hard       NEGAM          G1. MTA
17172889          NoPP       NEGAM          G1. MTA
17172891          Hard       NEGAM          G1. MTA
17172892          Hard       NEGAM          G1. MTA
17172893          Hard       NEGAM          G1. MTA
17172894          Hard       NEGAM          G1. MTA
17172895          Hard       NEGAM          G1. MTA
17172896          Hard       NEGAM          G1. MTA
17172898          Hard       NEGAM          G1. MTA
17172899          Hard       NEGAM          G1. MTA
17169501          Hard       NEGAM          G1. MTA
17169503          Hard       NEGAM          G1. MTA
17169504          Hard       NEGAM          G1. MTA
17169505          NoPP       NEGAM          G1. MTA
17169506          Hard       NEGAM          G1. MTA
17169507          Hard       NEGAM          G1. MTA
17169508          NoPP       NEGAM          G1. MTA
17169510          Hard       NEGAM          G1. MTA
17169511          Hard       NEGAM          G1. MTA
17169512          Hard       NEGAM          G1. MTA
17169513          Hard       NEGAM          G1. MTA
17169514          Hard       NEGAM          G1. MTA
17169515          Hard       NEGAM          G1. MTA
17169517          Hard       NEGAM          G1. MTA
17169518          Hard       NEGAM          G1. MTA
17169519          Hard       NEGAM          G1. MTA
17169521          Hard       NEGAM          G1. MTA
17169524          Hard       NEGAM          G1. MTA
17169525          Hard       NEGAM          G1. MTA
17169526          Hard       NEGAM          G1. MTA
17169527          NoPP       NEGAM          G1. MTA
17169528          Hard       NEGAM          G1. MTA
17169531          Hard       NEGAM          G1. MTA
17169532          Hard       NEGAM          G1. MTA
17169533          Hard       NEGAM          G1. MTA
17169534          Hard       NEGAM          G1. MTA
17169536          Hard       NEGAM          G1. MTA
17169537          Hard       NEGAM          G1. MTA
17169538          Hard       NEGAM          G1. MTA
17169539          Hard       NEGAM          G1. MTA
17169541          Hard       NEGAM          G1. MTA
17169542          Hard       NEGAM          G1. MTA
17169543          Hard       NEGAM          G1. MTA
17169544          Hard       NEGAM          G1. MTA
17169550          Hard       NEGAM          G1. MTA
17169551          Hard       NEGAM          G1. MTA
17169552          Hard       NEGAM          G1. MTA
17169553          Hard       NEGAM          G1. MTA
17169554          Hard       NEGAM          G1. MTA
17169556          Hard       NEGAM          G1. MTA
17169557          Hard       NEGAM          G1. MTA
17169558          Hard       NEGAM          G1. MTA
17169561          Hard       NEGAM          G1. MTA
17169563          Hard       NEGAM          G1. MTA
17169564          NoPP       NEGAM          G1. MTA
17169565          Hard       NEGAM          G1. MTA
17169566          Hard       NEGAM          G1. MTA
17169567          Hard       NEGAM          G1. MTA
17169568          Hard       NEGAM          G1. MTA
17169569          Hard       NEGAM          G1. MTA
17169570          Hard       NEGAM          G1. MTA
17169571          Hard       NEGAM          G1. MTA
17169574          Hard       NEGAM          G1. MTA
17169575          Hard       NEGAM          G1. MTA
17169577          Hard       NEGAM          G1. MTA
17169900          Hard       NEGAM          G1. MTA
17172840          Hard       NEGAM          G1. MTA
17172841          Hard       NEGAM          G1. MTA
17172844          NoPP       NEGAM          G1. MTA
17172845          Hard       NEGAM          G1. MTA
17172847          Hard       NEGAM          G1. MTA
17181595          Hard       NEGAM          G1. MTA
17172848          Hard       NEGAM          G1. MTA
17181597          NoPP       NEGAM          G1. MTA
17172851          NoPP       NEGAM          G1. MTA
17172852          Hard       NEGAM          G1. MTA
17172853          Hard       NEGAM          G1. MTA
17172854          Hard       NEGAM          G1. MTA
17172855          Hard       NEGAM          G1. MTA
17172857          Hard       NEGAM          G1. MTA
17172859          Hard       NEGAM          G1. MTA
17172861          NoPP       NEGAM          G1. MTA
17172862          NoPP       NEGAM          G1. MTA
17172864          Hard       NEGAM          G1. MTA
17172865          Hard       NEGAM          G1. MTA
17172867          Hard       NEGAM          G1. MTA
17172869          Hard       NEGAM          G1. MTA
17172871          Hard       NEGAM          G1. MTA
17172872          Hard       NEGAM          G1. MTA
17172873          Hard       NEGAM          G1. MTA
17172874          Hard       NEGAM          G1. MTA
17172875          Hard       NEGAM          G1. MTA
17172877          Hard       NEGAM          G1. MTA
17172878          Hard       NEGAM          G1. MTA
17172880          Hard       NEGAM          G1. MTA
17172884          Hard       NEGAM          G1. MTA
17172885          Hard       NEGAM          G1. MTA
17172886          Hard       NEGAM          G1. MTA
17172887          Hard       NEGAM          G1. MTA
17172820          Hard       NEGAM          G1. MTA
17172821          Hard       NEGAM          G1. MTA
17172822          Hard       NEGAM          G1. MTA
17172823          Hard       NEGAM          G1. MTA
17172824          Hard       NEGAM          G1. MTA
17172827          Hard       NEGAM          G1. MTA
17181575          NoPP       NEGAM          G1. MTA
17172830          Hard       NEGAM          G1. MTA
17172831          Hard       NEGAM          G1. MTA
17172832          Hard       NEGAM          G1. MTA
17172833          Hard       NEGAM          G1. MTA
17172834          Hard       NEGAM          G1. MTA
17172835          Hard       NEGAM          G1. MTA
17172837          Hard       NEGAM          G1. MTA
17172838          Hard       NEGAM          G1. MTA
17181586          NoPP       NEGAM          G1. MTA
17172839          Hard       NEGAM          G1. MTA
17172804          Hard       NEGAM          G1. MTA
17172806          NoPP       NEGAM          G1. MTA
17172810          Hard       NEGAM          G1. MTA
17172811          Hard       NEGAM          G1. MTA
17172813          Hard       NEGAM          G1. MTA
17172814          Hard       NEGAM          G1. MTA
17172815          Hard       NEGAM          G1. MTA
17172816          Hard       NEGAM          G1. MTA
17172817          Hard       NEGAM          G1. MTA
17172818          Hard       NEGAM          G1. MTA
17173190          Hard       NEGAM          G1. MTA
17173191          Hard       NEGAM          G1. MTA
17173192          Hard       NEGAM          G1. MTA
17173193          NoPP       NEGAM          G1. MTA
17173194          Hard       NEGAM          G1. MTA
17173197          Hard       NEGAM          G1. MTA
17173198          Hard       NEGAM          G1. MTA
17181542          Hard       NEGAM          G1. MTA
17181546          NoPP       NEGAM          G1. MTA
17172801          Hard       NEGAM          G1. MTA
17172802          Hard       NEGAM          G1. MTA
17181510          NoPP       NEGAM          G1. MTA
17181511          NoPP       NEGAM          G1. MTA
17173171          Hard       NEGAM          G1. MTA
17173172          Hard       NEGAM          G1. MTA
17181192          NoPP       NEGAM          G1. MTA
17173173          Hard       NEGAM          G1. MTA
17181193          NoPP       NEGAM          G1. MTA
17173174          Hard       NEGAM          G1. MTA
17181518          NoPP       NEGAM          G1. MTA
17173175          Hard       NEGAM          G1. MTA
17173176          Hard       NEGAM          G1. MTA
17173177          Hard       NEGAM          G1. MTA
17173178          Hard       NEGAM          G1. MTA
17173180          Hard       NEGAM          G1. MTA
17173181          Hard       NEGAM          G1. MTA
17173182          Hard       NEGAM          G1. MTA
17173183          Hard       NEGAM          G1. MTA
17173184          Hard       NEGAM          G1. MTA
17173185          NoPP       NEGAM          G1. MTA
17181529          NoPP       NEGAM          G1. MTA
17173187          NoPP       NEGAM          G1. MTA
17173188          Hard       NEGAM          G1. MTA
17173189          Hard       NEGAM          G1. MTA
17169884          Hard       NEGAM          G1. MTA
17169885          Hard       NEGAM          G1. MTA
17169886          Hard       NEGAM          G1. MTA
17169888          Hard       NEGAM          G1. MTA
17181170          NoPP       NEGAM          G1. MTA
17173151          Hard       NEGAM          G1. MTA
17173152          Hard       NEGAM          G1. MTA
17173153          Hard       NEGAM          G1. MTA
17173154          Hard       NEGAM          G1. MTA
17181174          NoPP       NEGAM          G1. MTA
17173155          Hard       NEGAM          G1. MTA
17173156          NoPP       NEGAM          G1. MTA
17181176          Hard       NEGAM          G1. MTA
17173157          Hard       NEGAM          G1. MTA
17173158          Hard       NEGAM          G1. MTA
17173159          Hard       NEGAM          G1. MTA
17169890          Hard       NEGAM          G1. MTA
17169891          Hard       NEGAM          G1. MTA
17169892          Hard       NEGAM          G1. MTA
17169893          Hard       NEGAM          G1. MTA
17169895          Hard       NEGAM          G1. MTA
17169897          Hard       NEGAM          G1. MTA
17169898          Hard       NEGAM          G1. MTA
17181180          Hard       NEGAM          G1. MTA
17181505          NoPP       NEGAM          G1. MTA
17173162          Hard       NEGAM          G1. MTA
17173163          Hard       NEGAM          G1. MTA
17173164          Hard       NEGAM          G1. MTA
17173165          Hard       NEGAM          G1. MTA
17181185          Hard       NEGAM          G1. MTA
17173166          Hard       NEGAM          G1. MTA
17181186          Hard       NEGAM          G1. MTA
17181187          NoPP       NEGAM          G1. MTA
17173168          Hard       NEGAM          G1. MTA
17173169          Hard       NEGAM          G1. MTA
17169878          Hard       NEGAM          G1. MTA
17169879          Hard       NEGAM          G1. MTA
17173141          Hard       NEGAM          G1. MTA
17173142          Hard       NEGAM          G1. MTA
17173144          NoPP       NEGAM          G1. MTA
17173145          Hard       NEGAM          G1. MTA
17181165          NoPP       NEGAM          G1. MTA
17173146          Hard       NEGAM          G1. MTA
17173148          Hard       NEGAM          G1. MTA
17173149          Hard       NEGAM          G1. MTA
17169880          Hard       NEGAM          G1. MTA
17169883          Hard       NEGAM          G1. MTA
17173131          NoPP       NEGAM          G1. MTA
17173133          Hard       NEGAM          G1. MTA
17173134          Hard       NEGAM          G1. MTA
17173135          Hard       NEGAM          G1. MTA
17173136          Hard       NEGAM          G1. MTA
17173138          Hard       NEGAM          G1. MTA
17169870          Hard       NEGAM          G1. MTA
17169871          Hard       NEGAM          G1. MTA
17169873          Hard       NEGAM          G1. MTA
17169875          Hard       NEGAM          G1. MTA
17173113          Hard       NEGAM          G1. MTA
17173115          NoPP       NEGAM          G1. MTA
17173118          Hard       NEGAM          G1. MTA
17173119          Hard       NEGAM          G1. MTA
17169850          Hard       NEGAM          G1. MTA
17169851          Hard       NEGAM          G1. MTA
17169852          Hard       NEGAM          G1. MTA
17169854          Hard       NEGAM          G1. MTA
17169855          Hard       NEGAM          G1. MTA
17169856          Hard       NEGAM          G1. MTA
17169857          Hard       NEGAM          G1. MTA
17169859          Hard       NEGAM          G1. MTA
17173120          Hard       NEGAM          G1. MTA
17173121          Hard       NEGAM          G1. MTA
17173122          NoPP       NEGAM          G1. MTA
17173123          Hard       NEGAM          G1. MTA
17173124          Hard       NEGAM          G1. MTA
17173125          Hard       NEGAM          G1. MTA
17173126          Hard       NEGAM          G1. MTA
17173128          Hard       NEGAM          G1. MTA
17173129          Hard       NEGAM          G1. MTA
17169861          Hard       NEGAM          G1. MTA
17169862          Hard       NEGAM          G1. MTA
17169865          Hard       NEGAM          G1. MTA
17169867          Hard       NEGAM          G1. MTA
17169845          Hard       NEGAM          G1. MTA
17169847          Hard       NEGAM          G1. MTA
17169848          Hard       NEGAM          G1. MTA
17169849          NoPP       NEGAM          G1. MTA
17173110          Hard       NEGAM          G1. MTA
17173111          Hard       NEGAM          G1. MTA
17169843          Hard       NEGAM          G1. MTA
17169832          Hard       NEGAM          G1. MTA
17169833          Hard       NEGAM          G1. MTA
17169834          Hard       NEGAM          G1. MTA
17169836          Hard       NEGAM          G1. MTA
17169837          Hard       NEGAM          G1. MTA
17169838          Hard       NEGAM          G1. MTA
17173102          Hard       NEGAM          G1. MTA
17173103          Hard       NEGAM          G1. MTA
17173105          Hard       NEGAM          G1. MTA
17173109          Hard       NEGAM          G1. MTA
17169840          Hard       NEGAM          G1. MTA
17169841          Hard       NEGAM          G1. MTA
17169842          Hard       NEGAM          G1. MTA
17169830          Hard       NEGAM          G1. MTA
17169831          Hard       NEGAM          G1. MTA
17169486          Hard       NEGAM          G1. MTA
17169487          Hard       NEGAM          G1. MTA
17169811          Hard       NEGAM          G1. MTA
17169812          Hard       NEGAM          G1. MTA
17169490          Hard       NEGAM          G1. MTA
17169814          Hard       NEGAM          G1. MTA
17169815          Hard       NEGAM          G1. MTA
17169491          Hard       NEGAM          G1. MTA
17169492          Hard       NEGAM          G1. MTA
17169493          Hard       NEGAM          G1. MTA
17169818          Hard       NEGAM          G1. MTA
17169494          Hard       NEGAM          G1. MTA
17169496          Hard       NEGAM          G1. MTA
17169497          Hard       NEGAM          G1. MTA
17169498          Hard       NEGAM          G1. MTA
17169820          Hard       NEGAM          G1. MTA
17169821          Hard       NEGAM          G1. MTA
17169822          Hard       NEGAM          G1. MTA
17169823          Hard       NEGAM          G1. MTA
17169824          Hard       NEGAM          G1. MTA
17169825          Hard       NEGAM          G1. MTA
17169828          Hard       NEGAM          G1. MTA
17169829          Hard       NEGAM          G1. MTA
17169800          Hard       NEGAM          G1. MTA
17169802          Hard       NEGAM          G1. MTA
17169803          Hard       NEGAM          G1. MTA
17169805          Hard       NEGAM          G1. MTA
17169481          Hard       NEGAM          G1. MTA
17169806          NoPP       NEGAM          G1. MTA
17169483          Hard       NEGAM          G1. MTA
17169807          Hard       NEGAM          G1. MTA
17169484          Hard       NEGAM          G1. MTA
17169485          Hard       NEGAM          G1. MTA
17169437          Hard       NEGAM          G1. MTA
17169439          Hard       NEGAM          G1. MTA
17169440          Hard       NEGAM          G1. MTA
17169442          Hard       NEGAM          G1. MTA
17169445          Hard       NEGAM          G1. MTA
17169447          Hard       NEGAM          G1. MTA
17169449          Hard       NEGAM          G1. MTA
17169453          Hard       NEGAM          G1. MTA
17169455          Hard       NEGAM          G1. MTA
17169456          Hard       NEGAM          G1. MTA
17169457          Hard       NEGAM          G1. MTA
17169458          Hard       NEGAM          G1. MTA
17169460          Hard       NEGAM          G1. MTA
17169461          Hard       NEGAM          G1. MTA
17169462          Hard       NEGAM          G1. MTA
17169464          Hard       NEGAM          G1. MTA
17169466          Hard       NEGAM          G1. MTA
17169469          Hard       NEGAM          G1. MTA
17169471          NoPP       NEGAM          G1. MTA
17169473          Hard       NEGAM          G1. MTA
17169474          Hard       NEGAM          G1. MTA
17169476          Hard       NEGAM          G1. MTA
17169477          Hard       NEGAM          G1. MTA
17169478          Hard       NEGAM          G1. MTA
17169479          Hard       NEGAM          G1. MTA
17172778          Hard       NEGAM          G1. MTA
17172780          Hard       NEGAM          G1. MTA
17172781          Hard       NEGAM          G1. MTA
17172782          Hard       NEGAM          G1. MTA
17172783          Hard       NEGAM          G1. MTA
17172784          Hard       NEGAM          G1. MTA
17172785          Hard       NEGAM          G1. MTA
17172788          Hard       NEGAM          G1. MTA
17172789          Hard       NEGAM          G1. MTA
17169935          Hard       NEGAM          G1. MTA
17169936          Hard       NEGAM          G1. MTA
17169937          Hard       NEGAM          G1. MTA
17169939          Hard       NEGAM          G1. MTA
17173200          Hard       NEGAM          G1. MTA
17173201          Hard       NEGAM          G1. MTA
17173202          Hard       NEGAM          G1. MTA
17173203          Hard       NEGAM          G1. MTA
17173204          Hard       NEGAM          G1. MTA
17173207          Hard       NEGAM          G1. MTA
17173208          Hard       NEGAM          G1. MTA
17169940          Hard       NEGAM          G1. MTA
17169942          Hard       NEGAM          G1. MTA
17169944          Hard       NEGAM          G1. MTA
17169945          Hard       NEGAM          G1. MTA
17169946          Hard       NEGAM          G1. MTA
17169947          NoPP       NEGAM          G1. MTA
17169948          Hard       NEGAM          G1. MTA
17169949          Hard       NEGAM          G1. MTA
17173210          Hard       NEGAM          G1. MTA
17181463          NoPP       NEGAM          G1. MTA
17181469          NoPP       NEGAM          G1. MTA
17181479          Hard       NEGAM          G1. MTA
17181480          Hard       NEGAM          G1. MTA
17173072          Hard       NEGAM          G1. MTA
17181415          NoPP       NEGAM          G1. MTA
17173076          Hard       NEGAM          G1. MTA
17173077          Hard       NEGAM          G1. MTA
17173078          Hard       NEGAM          G1. MTA
17181420          Hard       NEGAM          G1. MTA
17181421          Hard       NEGAM          G1. MTA
17173081          Hard       NEGAM          G1. MTA
17173082          Hard       NEGAM          G1. MTA
17173083          Hard       NEGAM          G1. MTA
17173084          Hard       NEGAM          G1. MTA
17173086          Hard       NEGAM          G1. MTA
17173087          Hard       NEGAM          G1. MTA
17173088          NoPP       NEGAM          G1. MTA
17173089          Hard       NEGAM          G1. MTA
17173090          NoPP       NEGAM          G1. MTA
17173091          Hard       NEGAM          G1. MTA
17173093          Hard       NEGAM          G1. MTA
17173094          Hard       NEGAM          G1. MTA
17173096          Hard       NEGAM          G1. MTA
17173097          Hard       NEGAM          G1. MTA
17173098          Hard       NEGAM          G1. MTA
17173099          NoPP       NEGAM          G1. MTA
16683668          Hard       NEGAM          G1. MTA
17181450          Hard       NEGAM          G1. MTA
17181455          Hard       NEGAM          G1. MTA
17169775          Hard       NEGAM          G1. MTA
17169776          Hard       NEGAM          G1. MTA
17169777          Hard       NEGAM          G1. MTA
17169778          Hard       NEGAM          G1. MTA
17169779          Hard       NEGAM          G1. MTA
17173040          Hard       NEGAM          G1. MTA
17173041          Hard       NEGAM          G1. MTA
17173042          Hard       NEGAM          G1. MTA
17173043          Hard       NEGAM          G1. MTA
17173044          Hard       NEGAM          G1. MTA
17173045          Hard       NEGAM          G1. MTA
17173046          Hard       NEGAM          G1. MTA
17173048          Hard       NEGAM          G1. MTA
17169782          Hard       NEGAM          G1. MTA
17169783          Hard       NEGAM          G1. MTA
17169784          Hard       NEGAM          G1. MTA
17169785          Hard       NEGAM          G1. MTA
17169786          Hard       NEGAM          G1. MTA
17169788          Hard       NEGAM          G1. MTA
17169789          Hard       NEGAM          G1. MTA
17173051          Hard       NEGAM          G1. MTA
17173052          Hard       NEGAM          G1. MTA
17173053          Hard       NEGAM          G1. MTA
17173054          Hard       NEGAM          G1. MTA
17173057          Hard       NEGAM          G1. MTA
17169790          Hard       NEGAM          G1. MTA
17169791          Hard       NEGAM          G1. MTA
17169792          Hard       NEGAM          G1. MTA
17169794          Hard       NEGAM          G1. MTA
17169795          Hard       NEGAM          G1. MTA
17169796          Hard       NEGAM          G1. MTA
17169797          Hard       NEGAM          G1. MTA
17169798          Hard       NEGAM          G1. MTA
17169799          Hard       NEGAM          G1. MTA
17181402          Hard       NEGAM          G1. MTA
17181403          Hard       NEGAM          G1. MTA
17173061          Hard       NEGAM          G1. MTA
17181407          Hard       NEGAM          G1. MTA
17173064          Hard       NEGAM          G1. MTA
17173065          Hard       NEGAM          G1. MTA
17173066          Hard       NEGAM          G1. MTA
17173067          Hard       NEGAM          G1. MTA
17173068          Hard       NEGAM          G1. MTA
17173015          Hard       NEGAM          G1. MTA
17173016          Hard       NEGAM          G1. MTA
17173017          Hard       NEGAM          G1. MTA
17173018          Hard       NEGAM          G1. MTA
17169750          Hard       NEGAM          G1. MTA
17169751          Hard       NEGAM          G1. MTA
17169752          Hard       NEGAM          G1. MTA
17169753          Hard       NEGAM          G1. MTA
17169755          Hard       NEGAM          G1. MTA
17169756          Hard       NEGAM          G1. MTA
17169757          NoPP       NEGAM          G1. MTA
17169759          Hard       NEGAM          G1. MTA
17173023          Hard       NEGAM          G1. MTA
17173024          Hard       NEGAM          G1. MTA
17173026          Hard       NEGAM          G1. MTA
17173027          Hard       NEGAM          G1. MTA
17173028          Hard       NEGAM          G1. MTA
17173029          NoPP       NEGAM          G1. MTA
17169760          Hard       NEGAM          G1. MTA
17169761          Hard       NEGAM          G1. MTA
17169763          Hard       NEGAM          G1. MTA
17169765          Hard       NEGAM          G1. MTA
17169766          NoPP       NEGAM          G1. MTA
17169767          NoPP       NEGAM          G1. MTA
17169769          Hard       NEGAM          G1. MTA
17173033          Hard       NEGAM          G1. MTA
17173035          Hard       NEGAM          G1. MTA
17173037          Hard       NEGAM          G1. MTA
17173038          Hard       NEGAM          G1. MTA
17173039          Hard       NEGAM          G1. MTA
17169771          Hard       NEGAM          G1. MTA
17169749          Hard       NEGAM          G1. MTA
17173010          Hard       NEGAM          G1. MTA
17173011          Hard       NEGAM          G1. MTA
17173012          Hard       NEGAM          G1. MTA
17173013          Hard       NEGAM          G1. MTA
17169395          Hard       NEGAM          G1. MTA
17169396          Hard       NEGAM          G1. MTA
17169397          NoPP       NEGAM          G1. MTA
17169398          Hard       NEGAM          G1. MTA
17169399          Hard       NEGAM          G1. MTA
17169720          Hard       NEGAM          G1. MTA
17169721          Hard       NEGAM          G1. MTA
17169723          Hard       NEGAM          G1. MTA
17169724          Hard       NEGAM          G1. MTA
17169726          Hard       NEGAM          G1. MTA
17169729          Hard       NEGAM          G1. MTA
17169730          NoPP       NEGAM          G1. MTA
17169731          Hard       NEGAM          G1. MTA
17169732          Hard       NEGAM          G1. MTA
17169735          Hard       NEGAM          G1. MTA
17169737          Hard       NEGAM          G1. MTA
17169739          Hard       NEGAM          G1. MTA
17173000          Hard       NEGAM          G1. MTA
17173001          Hard       NEGAM          G1. MTA
17173003          Hard       NEGAM          G1. MTA
17173004          Hard       NEGAM          G1. MTA
17173005          Hard       NEGAM          G1. MTA
17173006          Hard       NEGAM          G1. MTA
17173009          Hard       NEGAM          G1. MTA
17169742          Hard       NEGAM          G1. MTA
17169743          Hard       NEGAM          G1. MTA
17169746          Hard       NEGAM          G1. MTA
17169747          Hard       NEGAM          G1. MTA
17169748          Hard       NEGAM          G1. MTA
17169343          Hard       NEGAM          G1. MTA
17169344          NoPP       NEGAM          G1. MTA
17169345          Hard       NEGAM          G1. MTA
17169346          Hard       NEGAM          G1. MTA
17169347          NoPP       NEGAM          G1. MTA
17169348          Soft/Unk   NEGAM          G1. MTA
17169349          Hard       NEGAM          G1. MTA
17170100          Hard       NEGAM          G1. MTA
17169350          Hard       NEGAM          G1. MTA
17169351          Soft/Unk   NEGAM          G1. MTA
17169353          Hard       NEGAM          G1. MTA
17169355          Hard       NEGAM          G1. MTA
17169357          Hard       NEGAM          G1. MTA
17169358          Hard       NEGAM          G1. MTA
17169360          Hard       NEGAM          G1. MTA
17169362          Soft/Unk   NEGAM          G1. MTA
17169363          Hard       NEGAM          G1. MTA
17169364          NoPP       NEGAM          G1. MTA
17169365          NoPP       NEGAM          G1. MTA
17169366          Hard       NEGAM          G1. MTA
17169367          NoPP       NEGAM          G1. MTA
17169370          NoPP       NEGAM          G1. MTA
17169371          Hard       NEGAM          G1. MTA
17169373          NoPP       NEGAM          G1. MTA
17169375          Hard       NEGAM          G1. MTA
17169378          Hard       NEGAM          G1. MTA
17169379          NoPP       NEGAM          G1. MTA
17169700          Hard       NEGAM          G1. MTA
17169701          Hard       NEGAM          G1. MTA
17169702          Hard       NEGAM          G1. MTA
17169703          Hard       NEGAM          G1. MTA
17169380          NoPP       NEGAM          G1. MTA
17169705          Hard       NEGAM          G1. MTA
17169381          Hard       NEGAM          G1. MTA
17169706          Hard       NEGAM          G1. MTA
17169382          Hard       NEGAM          G1. MTA
17169707          NoPP       NEGAM          G1. MTA
17169708          Hard       NEGAM          G1. MTA
17169384          Hard       NEGAM          G1. MTA
17169709          Hard       NEGAM          G1. MTA
17169385          Hard       NEGAM          G1. MTA
17169386          NoPP       NEGAM          G1. MTA
17169388          NoPP       NEGAM          G1. MTA
17169389          Hard       NEGAM          G1. MTA
17169711          Hard       NEGAM          G1. MTA
17169712          Hard       NEGAM          G1. MTA
16573634          Hard       NEGAM          G1. MTA
17169713          Hard       NEGAM          G1. MTA
17169390          Hard       NEGAM          G1. MTA
17169714          Hard       NEGAM          G1. MTA
17169716          Hard       NEGAM          G1. MTA
17169392          Hard       NEGAM          G1. MTA
17169393          Hard       NEGAM          G1. MTA
17169717          Hard       NEGAM          G1. MTA
17169718          Hard       NEGAM          G1. MTA
17169719          Hard       NEGAM          G1. MTA
17169413          Hard       NEGAM          G1. MTA
17169414          Hard       NEGAM          G1. MTA
17169416          Hard       NEGAM          G1. MTA
17169417          Hard       NEGAM          G1. MTA
17169418          Hard       NEGAM          G1. MTA
17169419          Hard       NEGAM          G1. MTA
17169420          Hard       NEGAM          G1. MTA
17169421          Hard       NEGAM          G1. MTA
17169423          Hard       NEGAM          G1. MTA
17169424          Hard       NEGAM          G1. MTA
17169425          Hard       NEGAM          G1. MTA
17169427          Hard       NEGAM          G1. MTA
17169430          Hard       NEGAM          G1. MTA
17169431          Hard       NEGAM          G1. MTA
17169432          Hard       NEGAM          G1. MTA
17169433          Hard       NEGAM          G1. MTA
17169434          NoPP       NEGAM          G1. MTA
17169436          Hard       NEGAM          G1. MTA
17172796          Hard       NEGAM          G1. MTA
17169402          Hard       NEGAM          G1. MTA
17169404          Hard       NEGAM          G1. MTA
17169405          Hard       NEGAM          G1. MTA
17169407          Hard       NEGAM          G1. MTA
17169408          Hard       NEGAM          G1. MTA
17169409          Hard       NEGAM          G1. MTA
17169617          Hard       NEGAM          G1. MTA
17170050          Hard       NEGAM          G1. MTA
17170051          Hard       NEGAM          G1. MTA
17170052          Hard       NEGAM          G1. MTA
17170053          Hard       NEGAM          G1. MTA
17170054          Hard       NEGAM          G1. MTA
17169925          Hard       NEGAM          G1. MTA
17169926          Hard       NEGAM          G1. MTA
17169927          Hard       NEGAM          G1. MTA
17169928          Hard       NEGAM          G1. MTA
17181219          NoPP       NEGAM          G1. MTA
17169930          Hard       NEGAM          G1. MTA
17169933          Hard       NEGAM          G1. MTA
17169934          NoPP       NEGAM          G1. MTA
17172791          Hard       NEGAM          G1. MTA
17172792          Hard       NEGAM          G1. MTA
17172795          Soft/Unk   NEGAM          G1. MTA
17169341          Hard       NEGAM          G1. MTA
17181497          NoPP       NEGAM          G1. MTA
17172897          Hard       NEGAM          G1. MTA
17172828          Hard       NEGAM          G1. MTA
17172846          Hard       NEGAM          G1. MTA
17172863          Hard       NEGAM          G1. MTA
17172866          Hard       NEGAM          G1. MTA
17172868          NoPP       NEGAM          G1. MTA
17172870          Hard       NEGAM          G1. MTA
17172883          Hard       NEGAM          G1. MTA
17172826          Hard       NEGAM          G1. MTA
17172940          Hard       NEGAM          G1. MTA
17172972          NoPP       NEGAM          G1. MTA
17216583          NoPP       NEGAM          G1. MTA
17216584          NoPP       NEGAM          G1. MTA
17216585          NoPP       NEGAM          G1. MTA
17216586          NoPP       NEGAM          G1. MTA
17216587          NoPP       NEGAM          G1. MTA
17216588          NoPP       NEGAM          G1. MTA
17216589          NoPP       NEGAM          G1. MTA
17216590          NoPP       NEGAM          G1. MTA
17216591          NoPP       NEGAM          G1. MTA
17216592          NoPP       NEGAM          G1. MTA
17216593          NoPP       NEGAM          G1. MTA
17216594          NoPP       NEGAM          G1. MTA
17216595          NoPP       NEGAM          G1. MTA
17216596          NoPP       NEGAM          G1. MTA
17216597          NoPP       NEGAM          G1. MTA
17172917          Hard       NEGAM          G1. MTA
17172929          Hard       NEGAM          G1. MTA
17216582          NoPP       NEGAM          G1. MTA
17172945          Hard       NEGAM          G1. MTA
17172950          Hard       NEGAM          G1. MTA
17172951          Hard       NEGAM          G1. MTA
17172953          NoPP       NEGAM          G1. MTA
17172956          Hard       NEGAM          G1. MTA
17172969          Hard       NEGAM          G1. MTA
17172982          Hard       NEGAM          G1. MTA
17172984          Hard       NEGAM          G1. MTA
17172988          Hard       NEGAM          G1. MTA
17172993          Hard       NEGAM          G1. MTA
17173002          Hard       NEGAM          G1. MTA
17173008          Hard       NEGAM          G1. MTA
17173014          Hard       NEGAM          G1. MTA
17173019          Hard       NEGAM          G1. MTA
17173021          Hard       NEGAM          G1. MTA
17173022          Hard       NEGAM          G1. MTA
17173025          Hard       NEGAM          G1. MTA
17173030          Hard       NEGAM          G1. MTA
17173034          Hard       NEGAM          G1. MTA
17173036          Hard       NEGAM          G1. MTA
17173047          Hard       NEGAM          G1. MTA
17173050          Hard       NEGAM          G1. MTA
17173055          Hard       NEGAM          G1. MTA
17173056          Hard       NEGAM          G1. MTA
17173058          Hard       NEGAM          G1. MTA
17173059          Hard       NEGAM          G1. MTA
17173060          Hard       NEGAM          G1. MTA
17173062          Hard       NEGAM          G1. MTA
17173063          Hard       NEGAM          G1. MTA
17173069          Hard       NEGAM          G1. MTA
17173070          NoPP       NEGAM          G1. MTA
17173071          NoPP       NEGAM          G1. MTA
17172812          Hard       NEGAM          G1. MTA
17170023          Hard       NEGAM          G1. MTA
17170025          Hard       NEGAM          G1. MTA
17170028          Hard       NEGAM          G1. MTA
17170031          Hard       NEGAM          G1. MTA
17170039          Hard       NEGAM          G1. MTA
17170041          NoPP       NEGAM          G1. MTA
17170043          Hard       NEGAM          G1. MTA
17170055          Hard       NEGAM          G1. MTA
17170059          Hard       NEGAM          G1. MTA
17170062          Hard       NEGAM          G1. MTA
17170065          NoPP       NEGAM          G1. MTA
17170072          Hard       NEGAM          G1. MTA
17172922          Hard       NEGAM          G1. MTA
17172936          Hard       NEGAM          G1. MTA
17170080          Hard       NEGAM          G1. MTA
17170092          Hard       NEGAM          G1. MTA
17170013          Hard       NEGAM          G1. MTA
17170020          Hard       NEGAM          G1. MTA
17170021          Hard       NEGAM          G1. MTA
17170022          Hard       NEGAM          G1. MTA
17169943          Hard       NEGAM          G1. MTA
17169953          Hard       NEGAM          G1. MTA
17169961          Hard       NEGAM          G1. MTA
17169964          Hard       NEGAM          G1. MTA
17169969          Hard       NEGAM          G1. MTA
17169977          Hard       NEGAM          G1. MTA
17169980          Hard       NEGAM          G1. MTA
17169995          Hard       NEGAM          G1. MTA
17170000          Hard       NEGAM          G1. MTA
17170007          Hard       NEGAM          G1. MTA
17170011          Hard       NEGAM          G1. MTA
17170012          Hard       NEGAM          G1. MTA
17169858          Hard       NEGAM          G1. MTA
17169863          Hard       NEGAM          G1. MTA
17169869          Hard       NEGAM          G1. MTA
17169874          Hard       NEGAM          G1. MTA
17169876          NoPP       NEGAM          G1. MTA
17169887          Hard       NEGAM          G1. MTA
17169894          Hard       NEGAM          G1. MTA
17169904          Hard       NEGAM          G1. MTA
17169909          Hard       NEGAM          G1. MTA
17169911          Hard       NEGAM          G1. MTA
17169919          Hard       NEGAM          G1. MTA
17169699          Hard       NEGAM          G1. MTA
17169715          Hard       NEGAM          G1. MTA
17169722          Hard       NEGAM          G1. MTA
17169725          Hard       NEGAM          G1. MTA
17169727          Hard       NEGAM          G1. MTA
17169728          Hard       NEGAM          G1. MTA
17169741          Hard       NEGAM          G1. MTA
17169744          Hard       NEGAM          G1. MTA
17169762          Hard       NEGAM          G1. MTA
17169768          Hard       NEGAM          G1. MTA
17169781          Hard       NEGAM          G1. MTA
17169808          NoPP       NEGAM          G1. MTA
17169813          Hard       NEGAM          G1. MTA
17169819          Hard       NEGAM          G1. MTA
17169826          Hard       NEGAM          G1. MTA
17169835          Hard       NEGAM          G1. MTA
17169846          Hard       NEGAM          G1. MTA
17169656          Hard       NEGAM          G1. MTA
17169657          Hard       NEGAM          G1. MTA
17169683          Hard       NEGAM          G1. MTA
17173130          Hard       NEGAM          G1. MTA
17173137          Hard       NEGAM          G1. MTA
17173139          Hard       NEGAM          G1. MTA
17173140          Hard       NEGAM          G1. MTA
17173143          Hard       NEGAM          G1. MTA
17173150          Hard       NEGAM          G1. MTA
17173160          Hard       NEGAM          G1. MTA
17173161          Hard       NEGAM          G1. MTA
17173167          Hard       NEGAM          G1. MTA
17173186          Hard       NEGAM          G1. MTA
17173195          Hard       NEGAM          G1. MTA
17173199          Hard       NEGAM          G1. MTA
17173205          Hard       NEGAM          G1. MTA
17181194          NoPP       NEGAM          G1. MTA
17181228          Hard       NEGAM          G1. MTA
17181295          NoPP       NEGAM          G1. MTA
17181416          NoPP       NEGAM          G1. MTA
17181438          Hard       NEGAM          G1. MTA
17181443          Hard       NEGAM          G1. MTA
17181540          Hard       NEGAM          G1. MTA
17181570          NoPP       NEGAM          G1. MTA
17169383          Hard       NEGAM          G1. MTA
17169443          NoPP       NEGAM          G1. MTA
17169446          Hard       NEGAM          G1. MTA
17169450          Hard       NEGAM          G1. MTA
17169451          Hard       NEGAM          G1. MTA
17169454          Hard       NEGAM          G1. MTA
17169459          Hard       NEGAM          G1. MTA
17169472          NoPP       NEGAM          G1. MTA
17169480          Hard       NEGAM          G1. MTA
17169482          Hard       NEGAM          G1. MTA
17169488          Hard       NEGAM          G1. MTA
17169516          Hard       NEGAM          G1. MTA
17169522          Hard       NEGAM          G1. MTA
17169535          Hard       NEGAM          G1. MTA
17169545          Hard       NEGAM          G1. MTA
17169546          NoPP       NEGAM          G1. MTA
17169548          Hard       NEGAM          G1. MTA
17169579          Hard       NEGAM          G1. MTA
17169583          Hard       NEGAM          G1. MTA
17169595          Hard       NEGAM          G1. MTA
17169614          Hard       NEGAM          G1. MTA
17169619          Hard       NEGAM          G1. MTA
17170046          Hard       NEGAM          G1. MTA
17173079          Hard       NEGAM          G1. MTA
17173080          Hard       NEGAM          G1. MTA
17173092          Hard       NEGAM          G1. MTA
17173095          NoPP       NEGAM          G1. MTA
17173100          Hard       NEGAM          G1. MTA
17173101          Hard       NEGAM          G1. MTA
17173106          Hard       NEGAM          G1. MTA
17173108          Hard       NEGAM          G1. MTA
17173112          NoPP       NEGAM          G1. MTA
17173114          Hard       NEGAM          G1. MTA
17173116          Hard       NEGAM          G1. MTA
17173117          Hard       NEGAM          G1. MTA
17173127          Hard       NEGAM          G1. MTA
17172836          Hard       NEGAM          G1. MTA
17172849          NoPP       NEGAM          G1. MTA
17172850          Hard       NEGAM          G1. MTA
17172856          Hard       NEGAM          G1. MTA
17172882          Hard       NEGAM          G1. MTA
17172890          Hard       NEGAM          G1. MTA
17172901          Hard       NEGAM          G1. MTA
17172912          Hard       NEGAM          G1. MTA
17172919          Hard       NEGAM          G1. MTA
17173073          Hard       NEGAM          G1. MTA
17169864          Hard       NEGAM          G1. MTA
17169509          Hard       NEGAM          G1. MTA
17216542          NoPP       NEGAM          G1. MTA
17216461          NoPP       NEGAM          G1. MTA
17216543          Hard       NEGAM          G1. MTA
17216381          Hard       NEGAM          G1. MTA
17216462          NoPP       NEGAM          G1. MTA
17216544          Hard       NEGAM          G1. MTA
17216463          NoPP       NEGAM          G1. MTA
17216382          NoPP       NEGAM          G1. MTA
17216464          Hard       NEGAM          G1. MTA
17216545          Hard       NEGAM          G1. MTA
17216465          Hard       NEGAM          G1. MTA
17216546          Hard       NEGAM          G1. MTA
17216384          NoPP       NEGAM          G1. MTA
17216466          Hard       NEGAM          G1. MTA
17216547          Hard       NEGAM          G1. MTA
17216548          Hard       NEGAM          G1. MTA
17216467          Hard       NEGAM          G1. MTA
17216386          NoPP       NEGAM          G1. MTA
17216468          Hard       NEGAM          G1. MTA
17216549          Hard       NEGAM          G1. MTA
17216387          NoPP       NEGAM          G1. MTA
17216469          Hard       NEGAM          G1. MTA
17216388          Hard       NEGAM          G1. MTA
17216389          Hard       NEGAM          G1. MTA
17216550          NoPP       NEGAM          G1. MTA
17216470          Hard       NEGAM          G1. MTA
17216551          Hard       NEGAM          G1. MTA
17216471          Hard       NEGAM          G1. MTA
17216552          NoPP       NEGAM          G1. MTA
17216390          NoPP       NEGAM          G1. MTA
17216472          Hard       NEGAM          G1. MTA
17216553          NoPP       NEGAM          G1. MTA
17216391          NoPP       NEGAM          G1. MTA
17216554          Hard       NEGAM          G1. MTA
17216473          Hard       NEGAM          G1. MTA
17216392          Hard       NEGAM          G1. MTA
17216555          Hard       NEGAM          G1. MTA
17216393          Hard       NEGAM          G1. MTA
17216474          NoPP       NEGAM          G1. MTA
17216475          Hard       NEGAM          G1. MTA
17216394          Hard       NEGAM          G1. MTA
17216556          NoPP       NEGAM          G1. MTA
17216395          Hard       NEGAM          G1. MTA
17216557          Hard       NEGAM          G1. MTA
17216476          Hard       NEGAM          G1. MTA
17216477          Hard       NEGAM          G1. MTA
17216396          Hard       NEGAM          G1. MTA
17216397          Hard       NEGAM          G1. MTA
17216478          Hard       NEGAM          G1. MTA
17216479          Hard       NEGAM          G1. MTA
17216398          Hard       NEGAM          G1. MTA
17216399          Hard       NEGAM          G1. MTA
17216480          Hard       NEGAM          G1. MTA
17216481          Hard       NEGAM          G1. MTA
17216482          Hard       NEGAM          G1. MTA
17216483          NoPP       NEGAM          G1. MTA
17216484          Hard       NEGAM          G1. MTA
17216485          Hard       NEGAM          G1. MTA
17216486          Hard       NEGAM          G1. MTA
17216487          Hard       NEGAM          G1. MTA
17216488          Hard       NEGAM          G1. MTA
17216489          Hard       NEGAM          G1. MTA
17216490          Hard       NEGAM          G1. MTA
17216491          Hard       NEGAM          G1. MTA
17216492          Hard       NEGAM          G1. MTA
17216493          Hard       NEGAM          G1. MTA
17216494          Hard       NEGAM          G1. MTA
17216495          Hard       NEGAM          G1. MTA
17216496          Hard       NEGAM          G1. MTA
17216497          Hard       NEGAM          G1. MTA
17216498          Hard       NEGAM          G1. MTA
17216499          Hard       NEGAM          G1. MTA
17216374          Hard       NEGAM          G1. MTA
17216455          Hard       NEGAM          G1. MTA
17216536          NoPP       NEGAM          G1. MTA
17216294          Hard       NEGAM          G1. MTA
17216537          NoPP       NEGAM          G1. MTA
17216456          NoPP       NEGAM          G1. MTA
17216376          Hard       NEGAM          G1. MTA
17216457          Hard       NEGAM          G1. MTA
17216538          Hard       NEGAM          G1. MTA
17216295          NoPP       NEGAM          G1. MTA
17216458          Hard       NEGAM          G1. MTA
17216539          Hard       NEGAM          G1. MTA
17216296          Hard       NEGAM          G1. MTA
17216297          Hard       NEGAM          G1. MTA
17216459          Hard       NEGAM          G1. MTA
17216298          Hard       NEGAM          G1. MTA
17216540          Hard       NEGAM          G1. MTA
17216460          Hard       NEGAM          G1. MTA
17216541          Hard       NEGAM          G1. MTA
17216380          Hard       NEGAM          G1. MTA
17216454          Hard       NEGAM          G1. MTA
17216292          NoPP       NEGAM          G1. MTA
17216293          Hard       NEGAM          G1. MTA
17216286          NoPP       NEGAM          G1. MTA
17216287          Hard       NEGAM          G1. MTA
17216368          Hard       NEGAM          G1. MTA
17216449          Hard       NEGAM          G1. MTA
17219671          Hard       NEGAM          G1. MTA
17216369          Hard       NEGAM          G1. MTA
17216288          Hard       NEGAM          G1. MTA
17216289          Hard       NEGAM          G1. MTA
17216530          Hard       NEGAM          G1. MTA
17216450          Hard       NEGAM          G1. MTA
17216531          Hard       NEGAM          G1. MTA
17216451          Hard       NEGAM          G1. MTA
17216370          Hard       NEGAM          G1. MTA
17216532          NoPP       NEGAM          G1. MTA
17216290          Hard       NEGAM          G1. MTA
17216371          Hard       NEGAM          G1. MTA
17216533          NoPP       NEGAM          G1. MTA
17216372          Hard       NEGAM          G1. MTA
17216534          Hard       NEGAM          G1. MTA
17216453          Hard       NEGAM          G1. MTA
17216291          NoPP       NEGAM          G1. MTA
17216373          Hard       NEGAM          G1. MTA
17216535          Hard       NEGAM          G1. MTA
17216278          NoPP       NEGAM          G1. MTA
17216279          Hard       NEGAM          G1. MTA
17219663          Hard       NEGAM          G1. MTA
17219664          Hard       NEGAM          G1. MTA
17219665          NoPP       NEGAM          G1. MTA
17219666          Hard       NEGAM          G1. MTA
17219668          Hard       NEGAM          G1. MTA
17219669          Hard       NEGAM          G1. MTA
17216520          Hard       NEGAM          G1. MTA
17216440          Hard       NEGAM          G1. MTA
17216521          Hard       NEGAM          G1. MTA
17216360          Hard       NEGAM          G1. MTA
17216441          Hard       NEGAM          G1. MTA
17216522          NoPP       NEGAM          G1. MTA
17216361          Hard       NEGAM          G1. MTA
17216523          Hard       NEGAM          G1. MTA
17216442          Hard       NEGAM          G1. MTA
17216280          NoPP       NEGAM          G1. MTA
17216443          Hard       NEGAM          G1. MTA
17216524          Hard       NEGAM          G1. MTA
17216281          NoPP       NEGAM          G1. MTA
17216525          Hard       NEGAM          G1. MTA
17216444          Hard       NEGAM          G1. MTA
17216363          Hard       NEGAM          G1. MTA
17216282          Hard       NEGAM          G1. MTA
17216364          Hard       NEGAM          G1. MTA
17216526          Hard       NEGAM          G1. MTA
17216445          Hard       NEGAM          G1. MTA
17216283          Hard       NEGAM          G1. MTA
17216284          Hard       NEGAM          G1. MTA
17216365          Hard       NEGAM          G1. MTA
17216527          NoPP       NEGAM          G1. MTA
17216446          NoPP       NEGAM          G1. MTA
17216285          Hard       NEGAM          G1. MTA
17216528          Hard       NEGAM          G1. MTA
17216366          Hard       NEGAM          G1. MTA
17216447          NoPP       NEGAM          G1. MTA
17216367          Hard       NEGAM          G1. MTA
17216529          Hard       NEGAM          G1. MTA
17219670          Hard       NEGAM          G1. MTA
17216448          Hard       NEGAM          G1. MTA
17216437          Hard       NEGAM          G1. MTA
17216518          NoPP       NEGAM          G1. MTA
17216357          Hard       NEGAM          G1. MTA
17216519          Hard       NEGAM          G1. MTA
17219660          Hard       NEGAM          G1. MTA
17216358          Hard       NEGAM          G1. MTA
17219661          Hard       NEGAM          G1. MTA
17216277          NoPP       NEGAM          G1. MTA
17216359          NoPP       NEGAM          G1. MTA
17216432          Hard       NEGAM          G1. MTA
17216352          Hard       NEGAM          G1. MTA
17216433          Hard       NEGAM          G1. MTA
17216353          Hard       NEGAM          G1. MTA
17216515          Hard       NEGAM          G1. MTA
17216434          Hard       NEGAM          G1. MTA
17216354          Hard       NEGAM          G1. MTA
17216435          Hard       NEGAM          G1. MTA
17216516          Hard       NEGAM          G1. MTA
17216273          NoPP       NEGAM          G1. MTA
17216355          Hard       NEGAM          G1. MTA
17216517          Hard       NEGAM          G1. MTA
17216274          NoPP       NEGAM          G1. MTA
17216356          Hard       NEGAM          G1. MTA
17219659          NoPP       NEGAM          G1. MTA
17216510          Hard       NEGAM          G1. MTA
17216430          Hard       NEGAM          G1. MTA
17216511          Hard       NEGAM          G1. MTA
17216431          Hard       NEGAM          G1. MTA
17216350          Hard       NEGAM          G1. MTA
17216512          NoPP       NEGAM          G1. MTA
17216351          Hard       NEGAM          G1. MTA
17216513          Hard       NEGAM          G1. MTA
17219651          Hard       NEGAM          G1. MTA
17216348          NoPP       NEGAM          G1. MTA
17216349          Hard       NEGAM          G1. MTA
17219652          Hard       NEGAM          G1. MTA
17216268          Hard       NEGAM          G1. MTA
17216269          Hard       NEGAM          G1. MTA
17219653          Hard       NEGAM          G1. MTA
17219654          NoPP       NEGAM          G1. MTA
17219656          Hard       NEGAM          G1. MTA
17219657          Hard       NEGAM          G1. MTA
17219658          Hard       NEGAM          G1. MTA
17216346          Hard       NEGAM          G1. MTA
17216508          Hard       NEGAM          G1. MTA
17216427          Hard       NEGAM          G1. MTA
17216347          Hard       NEGAM          G1. MTA
17216266          NoPP       NEGAM          G1. MTA
17216428          NoPP       NEGAM          G1. MTA
17219650          Hard       NEGAM          G1. MTA
17216509          Hard       NEGAM          G1. MTA
17216267          Hard       NEGAM          G1. MTA
17181196          Hard       NEGAM          G1. MTA
17181232          Hard       NEGAM          G1. MTA
17181250          Hard       NEGAM          G1. MTA
17181517          Hard       NEGAM          G1. MTA
17181532          Hard       NEGAM          G1. MTA
17181578          Hard       NEGAM          G1. MTA
17181580          Hard       NEGAM          G1. MTA
17181581          Hard       NEGAM          G1. MTA
17181260          Hard       NEGAM          G1. MTA
17181296          Hard       NEGAM          G1. MTA
17181362          Hard       NEGAM          G1. MTA
17181373          Hard       NEGAM          G1. MTA
17181500          Hard       NEGAM          G1. MTA
17181411          Hard       NEGAM          G1. MTA
17181223          Hard       NEGAM          G1. MTA
17181268          Hard       NEGAM          G1. MTA
17181272          Hard       NEGAM          G1. MTA
17181312          Hard       NEGAM          G1. MTA
17181353          Hard       NEGAM          G1. MTA
17181378          Hard       NEGAM          G1. MTA
17181380          Hard       NEGAM          G1. MTA
17181381          Hard       NEGAM          G1. MTA
17181383          Hard       NEGAM          G1. MTA
17181384          Hard       NEGAM          G1. MTA
17181385          Hard       NEGAM          G1. MTA
17181386          Hard       NEGAM          G1. MTA
17181387          Hard       NEGAM          G1. MTA
17181389          Hard       NEGAM          G1. MTA
17181392          Hard       NEGAM          G1. MTA
17181394          Hard       NEGAM          G1. MTA
17181395          Hard       NEGAM          G1. MTA
17181398          Hard       NEGAM          G1. MTA
17181399          Hard       NEGAM          G1. MTA
17181359          Hard       NEGAM          G1. MTA
17181360          Hard       NEGAM          G1. MTA
17181361          Hard       NEGAM          G1. MTA
17181364          Hard       NEGAM          G1. MTA
17181365          Hard       NEGAM          G1. MTA
17181366          Hard       NEGAM          G1. MTA
17181367          Hard       NEGAM          G1. MTA
17181368          Hard       NEGAM          G1. MTA
17181369          Hard       NEGAM          G1. MTA
17181370          Hard       NEGAM          G1. MTA
17181372          Hard       NEGAM          G1. MTA
17181374          Hard       NEGAM          G1. MTA
17181375          Hard       NEGAM          G1. MTA
17181376          Hard       NEGAM          G1. MTA
17181334          Hard       NEGAM          G1. MTA
17181337          Hard       NEGAM          G1. MTA
17181339          Hard       NEGAM          G1. MTA
17181340          Hard       NEGAM          G1. MTA
17181341          Hard       NEGAM          G1. MTA
17181343          Hard       NEGAM          G1. MTA
17181345          Hard       NEGAM          G1. MTA
17181346          Hard       NEGAM          G1. MTA
17181347          Hard       NEGAM          G1. MTA
17181348          Hard       NEGAM          G1. MTA
17181356          Hard       NEGAM          G1. MTA
17181357          Hard       NEGAM          G1. MTA
17181358          Hard       NEGAM          G1. MTA
17181311          Hard       NEGAM          G1. MTA
17181313          Hard       NEGAM          G1. MTA
17181314          Hard       NEGAM          G1. MTA
17181315          Hard       NEGAM          G1. MTA
17181316          Hard       NEGAM          G1. MTA
17181317          Hard       NEGAM          G1. MTA
17181318          Hard       NEGAM          G1. MTA
17181319          Hard       NEGAM          G1. MTA
17181321          Hard       NEGAM          G1. MTA
17181322          Hard       NEGAM          G1. MTA
17181323          Hard       NEGAM          G1. MTA
17181324          Hard       NEGAM          G1. MTA
17181327          Hard       NEGAM          G1. MTA
17181330          Hard       NEGAM          G1. MTA
17181332          Hard       NEGAM          G1. MTA
17181333          Hard       NEGAM          G1. MTA
17181302          Hard       NEGAM          G1. MTA
17181303          Hard       NEGAM          G1. MTA
17181305          Hard       NEGAM          G1. MTA
17181306          Hard       NEGAM          G1. MTA
17181308          Hard       NEGAM          G1. MTA
17181309          Hard       NEGAM          G1. MTA
17181300          Hard       NEGAM          G1. MTA
17181301          Hard       NEGAM          G1. MTA
17181293          Hard       NEGAM          G1. MTA
17181297          Hard       NEGAM          G1. MTA
17181270          Hard       NEGAM          G1. MTA
17181271          Hard       NEGAM          G1. MTA
17181273          Hard       NEGAM          G1. MTA
17181274          Hard       NEGAM          G1. MTA
17181275          Hard       NEGAM          G1. MTA
17181276          Hard       NEGAM          G1. MTA
17181277          Hard       NEGAM          G1. MTA
17181278          Hard       NEGAM          G1. MTA
17181279          Hard       NEGAM          G1. MTA
17181280          Hard       NEGAM          G1. MTA
17181282          Hard       NEGAM          G1. MTA
17181283          Hard       NEGAM          G1. MTA
17181284          Hard       NEGAM          G1. MTA
17181287          Hard       NEGAM          G1. MTA
17181290          Hard       NEGAM          G1. MTA
17181244          Hard       NEGAM          G1. MTA
17181246          Hard       NEGAM          G1. MTA
17181248          Hard       NEGAM          G1. MTA
17181249          Hard       NEGAM          G1. MTA
17181252          Hard       NEGAM          G1. MTA
17181253          Hard       NEGAM          G1. MTA
17181254          Hard       NEGAM          G1. MTA
17181255          Hard       NEGAM          G1. MTA
17181256          Hard       NEGAM          G1. MTA
17181257          Hard       NEGAM          G1. MTA
17181258          Hard       NEGAM          G1. MTA
17181259          Hard       NEGAM          G1. MTA
17181261          Hard       NEGAM          G1. MTA
17181262          Hard       NEGAM          G1. MTA
17181263          Hard       NEGAM          G1. MTA
17181264          Hard       NEGAM          G1. MTA
17181265          Hard       NEGAM          G1. MTA
17181266          Hard       NEGAM          G1. MTA
17181267          Hard       NEGAM          G1. MTA
17181269          Hard       NEGAM          G1. MTA
17181237          Hard       NEGAM          G1. MTA
17181238          Hard       NEGAM          G1. MTA
17181240          Hard       NEGAM          G1. MTA
17181241          Hard       NEGAM          G1. MTA
17181242          Hard       NEGAM          G1. MTA
17181201          Hard       NEGAM          G1. MTA
17181202          Hard       NEGAM          G1. MTA
17181203          Hard       NEGAM          G1. MTA
17181204          Hard       NEGAM          G1. MTA
17181205          Hard       NEGAM          G1. MTA
17181206          Hard       NEGAM          G1. MTA
17181207          Hard       NEGAM          G1. MTA
17181208          Hard       NEGAM          G1. MTA
17181209          Hard       NEGAM          G1. MTA
17181590          Hard       NEGAM          G1. MTA
17181592          Hard       NEGAM          G1. MTA
17181593          Hard       NEGAM          G1. MTA
17181594          Hard       NEGAM          G1. MTA
17181596          Hard       NEGAM          G1. MTA
17181571          Hard       NEGAM          G1. MTA
17181572          Hard       NEGAM          G1. MTA
17181573          Hard       NEGAM          G1. MTA
17181576          Hard       NEGAM          G1. MTA
17181577          Hard       NEGAM          G1. MTA
17181579          Hard       NEGAM          G1. MTA
17181582          Hard       NEGAM          G1. MTA
17181583          Hard       NEGAM          G1. MTA
17181584          Hard       NEGAM          G1. MTA
17181587          Hard       NEGAM          G1. MTA
17181588          Hard       NEGAM          G1. MTA
17181589          Hard       NEGAM          G1. MTA
17181553          Hard       NEGAM          G1. MTA
17181557          Hard       NEGAM          G1. MTA
17181558          Hard       NEGAM          G1. MTA
17181559          Hard       NEGAM          G1. MTA
17181560          Hard       NEGAM          G1. MTA
17181563          Hard       NEGAM          G1. MTA
17181564          Hard       NEGAM          G1. MTA
17181565          Hard       NEGAM          G1. MTA
17181566          Hard       NEGAM          G1. MTA
17181568          Hard       NEGAM          G1. MTA
17181569          Hard       NEGAM          G1. MTA
17181533          Hard       NEGAM          G1. MTA
17181534          Hard       NEGAM          G1. MTA
17181535          Hard       NEGAM          G1. MTA
17181536          Hard       NEGAM          G1. MTA
17181538          Hard       NEGAM          G1. MTA
17181539          Hard       NEGAM          G1. MTA
17181541          Hard       NEGAM          G1. MTA
17181543          Hard       NEGAM          G1. MTA
17181545          Hard       NEGAM          G1. MTA
17181547          Hard       NEGAM          G1. MTA
17181550          Hard       NEGAM          G1. MTA
17181551          Hard       NEGAM          G1. MTA
17181189          Hard       NEGAM          G1. MTA
17181513          Hard       NEGAM          G1. MTA
17181190          Hard       NEGAM          G1. MTA
17181514          Hard       NEGAM          G1. MTA
17181515          Hard       NEGAM          G1. MTA
17181191          Hard       NEGAM          G1. MTA
17181516          Hard       NEGAM          G1. MTA
17181519          Hard       NEGAM          G1. MTA
17181195          Hard       NEGAM          G1. MTA
17181197          Hard       NEGAM          G1. MTA
17181199          Hard       NEGAM          G1. MTA
17181520          Hard       NEGAM          G1. MTA
17181521          Hard       NEGAM          G1. MTA
17181522          Hard       NEGAM          G1. MTA
17181523          Hard       NEGAM          G1. MTA
17181524          Hard       NEGAM          G1. MTA
17181525          Hard       NEGAM          G1. MTA
17181526          Hard       NEGAM          G1. MTA
17181527          Hard       NEGAM          G1. MTA
17181528          Hard       NEGAM          G1. MTA
17181530          Hard       NEGAM          G1. MTA
17181531          Hard       NEGAM          G1. MTA
17181171          Hard       NEGAM          G1. MTA
17181172          Hard       NEGAM          G1. MTA
17181173          Hard       NEGAM          G1. MTA
17181175          Hard       NEGAM          G1. MTA
17181178          Hard       NEGAM          G1. MTA
17181501          Hard       NEGAM          G1. MTA
17181503          Hard       NEGAM          G1. MTA
17181181          Hard       NEGAM          G1. MTA
17181506          Hard       NEGAM          G1. MTA
17181182          Hard       NEGAM          G1. MTA
17181183          Hard       NEGAM          G1. MTA
17181508          Hard       NEGAM          G1. MTA
17181184          Hard       NEGAM          G1. MTA
17181188          Hard       NEGAM          G1. MTA
17181166          Hard       NEGAM          G1. MTA
17181168          Hard       NEGAM          G1. MTA
17181169          Hard       NEGAM          G1. MTA
17181220          Hard       NEGAM          G1. MTA
17181221          Hard       NEGAM          G1. MTA
17181222          Hard       NEGAM          G1. MTA
17181224          Hard       NEGAM          G1. MTA
17181225          Hard       NEGAM          G1. MTA
17181226          Hard       NEGAM          G1. MTA
17181227          Hard       NEGAM          G1. MTA
17181229          Hard       NEGAM          G1. MTA
17181230          Hard       NEGAM          G1. MTA
17181231          Hard       NEGAM          G1. MTA
17181233          Hard       NEGAM          G1. MTA
17181234          Hard       NEGAM          G1. MTA
17181236          Hard       NEGAM          G1. MTA
17181459          Hard       NEGAM          G1. MTA
17181460          Hard       NEGAM          G1. MTA
17181461          Hard       NEGAM          G1. MTA
17181462          Hard       NEGAM          G1. MTA
17181464          Hard       NEGAM          G1. MTA
17181467          Hard       NEGAM          G1. MTA
17181468          Hard       NEGAM          G1. MTA
17181470          Hard       NEGAM          G1. MTA
17181471          Hard       NEGAM          G1. MTA
17181472          Hard       NEGAM          G1. MTA
17181475          Hard       NEGAM          G1. MTA
17181477          Hard       NEGAM          G1. MTA
17181478          Hard       NEGAM          G1. MTA
17181481          Hard       NEGAM          G1. MTA
17181482          Hard       NEGAM          G1. MTA
17181487          Hard       NEGAM          G1. MTA
17181488          Hard       NEGAM          G1. MTA
17181489          Hard       NEGAM          G1. MTA
17181490          Hard       NEGAM          G1. MTA
17181491          Hard       NEGAM          G1. MTA
17181412          Hard       NEGAM          G1. MTA
17181413          Hard       NEGAM          G1. MTA
17181414          Hard       NEGAM          G1. MTA
17181417          Hard       NEGAM          G1. MTA
17181418          Hard       NEGAM          G1. MTA
17181419          Hard       NEGAM          G1. MTA
17181423          Hard       NEGAM          G1. MTA
17181425          Hard       NEGAM          G1. MTA
17181426          Hard       NEGAM          G1. MTA
17181427          Hard       NEGAM          G1. MTA
17181428          Hard       NEGAM          G1. MTA
17181429          Hard       NEGAM          G1. MTA
17181431          Hard       NEGAM          G1. MTA
17181432          Hard       NEGAM          G1. MTA
17181434          Hard       NEGAM          G1. MTA
17181435          Hard       NEGAM          G1. MTA
17181436          Hard       NEGAM          G1. MTA
17181437          Hard       NEGAM          G1. MTA
17181439          Hard       NEGAM          G1. MTA
17181440          Hard       NEGAM          G1. MTA
17181441          Hard       NEGAM          G1. MTA
17181442          Hard       NEGAM          G1. MTA
17181444          Hard       NEGAM          G1. MTA
17181445          Hard       NEGAM          G1. MTA
17181447          Hard       NEGAM          G1. MTA
17181448          Hard       NEGAM          G1. MTA
17181451          Hard       NEGAM          G1. MTA
17181452          Hard       NEGAM          G1. MTA
17181453          Hard       NEGAM          G1. MTA
17181454          Hard       NEGAM          G1. MTA
17181457          Hard       NEGAM          G1. MTA
17181458          Hard       NEGAM          G1. MTA
17181400          Hard       NEGAM          G1. MTA
17181405          Hard       NEGAM          G1. MTA
17181406          Hard       NEGAM          G1. MTA
17181408          Hard       NEGAM          G1. MTA
17181409          Hard       NEGAM          G1. MTA
17181210          Hard       NEGAM          G1. MTA
17181211          Hard       NEGAM          G1. MTA
17181212          Hard       NEGAM          G1. MTA
17181213          Hard       NEGAM          G1. MTA
17181214          Hard       NEGAM          G1. MTA
17181215          Hard       NEGAM          G1. MTA
17181216          Hard       NEGAM          G1. MTA
17181217          Hard       NEGAM          G1. MTA
17181218          Hard       NEGAM          G1. MTA
17181492          Hard       NEGAM          G1. MTA
17181494          Hard       NEGAM          G1. MTA
17181496          Hard       NEGAM          G1. MTA
17181498          Hard       NEGAM          G1. MTA
17181499          Hard       NEGAM          G1. MTA
17216345          Hard       NEGAM          G1. MTA
17216507          Hard       NEGAM          G1. MTA
17216300          Hard       NEGAM          G1. MTA
17216301          Hard       NEGAM          G1. MTA
17216302          NoPP       NEGAM          G1. MTA
17216303          NoPP       NEGAM          G1. MTA
17216304          Hard       NEGAM          G1. MTA
17216305          Hard       NEGAM          G1. MTA
17216306          Hard       NEGAM          G1. MTA
17216307          Hard       NEGAM          G1. MTA
17216308          NoPP       NEGAM          G1. MTA
17216309          Hard       NEGAM          G1. MTA
17219619          Hard       NEGAM          G1. MTA
17216310          Hard       NEGAM          G1. MTA
17216311          Hard       NEGAM          G1. MTA
17216312          Hard       NEGAM          G1. MTA
17216313          Hard       NEGAM          G1. MTA
17216314          Hard       NEGAM          G1. MTA
17216315          Hard       NEGAM          G1. MTA
17216316          Hard       NEGAM          G1. MTA
17216317          Hard       NEGAM          G1. MTA
17219620          Hard       NEGAM          G1. MTA
17216318          Hard       NEGAM          G1. MTA
17219621          NoPP       NEGAM          G1. MTA
17216319          Hard       NEGAM          G1. MTA
17219623          Hard       NEGAM          G1. MTA
17219624          NoPP       NEGAM          G1. MTA
17219625          Hard       NEGAM          G1. MTA
17219626          Hard       NEGAM          G1. MTA
17219628          NoPP       NEGAM          G1. MTA
17216400          Hard       NEGAM          G1. MTA
17216401          Hard       NEGAM          G1. MTA
17216320          NoPP       NEGAM          G1. MTA
17216321          Hard       NEGAM          G1. MTA
17216402          Hard       NEGAM          G1. MTA
17216322          Hard       NEGAM          G1. MTA
17216403          Hard       NEGAM          G1. MTA
17216323          NoPP       NEGAM          G1. MTA
17216404          Hard       NEGAM          G1. MTA
17216405          Hard       NEGAM          G1. MTA
17216325          NoPP       NEGAM          G1. MTA
17216406          Hard       NEGAM          G1. MTA
17216326          Hard       NEGAM          G1. MTA
17216407          Hard       NEGAM          G1. MTA
17216408          Hard       NEGAM          G1. MTA
17219630          NoPP       NEGAM          G1. MTA
17216328          Hard       NEGAM          G1. MTA
17216409          Hard       NEGAM          G1. MTA
17216329          Hard       NEGAM          G1. MTA
17219632          Hard       NEGAM          G1. MTA
17219634          Hard       NEGAM          G1. MTA
17219636          Hard       NEGAM          G1. MTA
17219637          Hard       NEGAM          G1. MTA
17219638          Hard       NEGAM          G1. MTA
17216410          Hard       NEGAM          G1. MTA
17216330          Hard       NEGAM          G1. MTA
17216411          Hard       NEGAM          G1. MTA
17216412          Hard       NEGAM          G1. MTA
17216331          NoPP       NEGAM          G1. MTA
17216413          Hard       NEGAM          G1. MTA
17216332          Hard       NEGAM          G1. MTA
17216333          NoPP       NEGAM          G1. MTA
17216414          NoPP       NEGAM          G1. MTA
17216415          Hard       NEGAM          G1. MTA
17216335          Hard       NEGAM          G1. MTA
17216416          Hard       NEGAM          G1. MTA
17216336          Hard       NEGAM          G1. MTA
17216417          Hard       NEGAM          G1. MTA
17216337          Hard       NEGAM          G1. MTA
17216338          Hard       NEGAM          G1. MTA
17219641          NoPP       NEGAM          G1. MTA
17216419          Hard       NEGAM          G1. MTA
17216339          Hard       NEGAM          G1. MTA
17219642          Hard       NEGAM          G1. MTA
17219643          Hard       NEGAM          G1. MTA
17219647          Hard       NEGAM          G1. MTA
17219648          Hard       NEGAM          G1. MTA
17219649          NoPP       NEGAM          G1. MTA
17216500          Hard       NEGAM          G1. MTA
17216501          Hard       NEGAM          G1. MTA
17216420          Hard       NEGAM          G1. MTA
17216340          Hard       NEGAM          G1. MTA
17216502          Hard       NEGAM          G1. MTA
17216421          Hard       NEGAM          G1. MTA
17216341          Hard       NEGAM          G1. MTA
17216503          Hard       NEGAM          G1. MTA
17216422          Hard       NEGAM          G1. MTA
17216342          Hard       NEGAM          G1. MTA
17216423          Hard       NEGAM          G1. MTA
17216504          Hard       NEGAM          G1. MTA
17216343          Hard       NEGAM          G1. MTA
17216505          Hard       NEGAM          G1. MTA
17216344          Hard       NEGAM          G1. MTA
17216506          Hard       NEGAM          G1. MTA
16560158          Hard       NEGAM          G1. MTA
17181200          Hard       NEGAM          G1. MTA
17181281          Hard       NEGAM          G1. MTA
17181285          Hard       NEGAM          G1. MTA
17181288          Hard       NEGAM          G1. MTA
17181298          Hard       NEGAM          G1. MTA
17181320          Hard       NEGAM          G1. MTA
17181325          Hard       NEGAM          G1. MTA
17181328          Hard       NEGAM          G1. MTA
17181338          Hard       NEGAM          G1. MTA
17181344          Hard       NEGAM          G1. MTA
17181350          Hard       NEGAM          G1. MTA
17181379          Hard       NEGAM          G1. MTA
17181388          Hard       NEGAM          G1. MTA
17181401          Hard       NEGAM          G1. MTA
17181404          Hard       NEGAM          G1. MTA
17181410          Hard       NEGAM          G1. MTA
17181424          Hard       NEGAM          G1. MTA
17181430          Hard       NEGAM          G1. MTA
17181433          Hard       NEGAM          G1. MTA
17181446          Hard       NEGAM          G1. MTA
17181449          Hard       NEGAM          G1. MTA
17181466          Hard       NEGAM          G1. MTA
17181474          Hard       NEGAM          G1. MTA
17181485          Hard       NEGAM          G1. MTA
17181493          Hard       NEGAM          G1. MTA
17181502          Hard       NEGAM          G1. MTA
17181504          Hard       NEGAM          G1. MTA
17181507          Hard       NEGAM          G1. MTA
17181544          Hard       NEGAM          G1. MTA
17181549          Hard       NEGAM          G1. MTA
17181554          Hard       NEGAM          G1. MTA
17181555          Hard       NEGAM          G1. MTA
17181561          Hard       NEGAM          G1. MTA
17181567          Hard       NEGAM          G1. MTA
17181574          Hard       NEGAM          G1. MTA

EXHIBIT C
                                   [RESERVED]

                                                                       EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Citibank, N.A.
         388 Greenwich Street, 14th Floor

         New York, NY 10013

         Attention:  Structured Finance Agency & Trust - SAMI 2007-AR3
         Facsimile: (212) 816-5527

         Wells Fargo Bank, National Association
           as Custodian

         1015 10th Avenue, S.E.
         Minneapolis, Minnesota 55414
         Attn: SAMI II 2007-AR3

         Treasury Bank, a division of Countrywide Bank FSB
           as Custodian
         4100 E. Los Angeles Avenue
         Simi Valley, California 93063
         Attention:  Teresita Que

RE: Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3

         In connection with the administration of the Mortgage Loans (as defined in the Agreement) held by you pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2007, among Structured Asset Mortgage Investments II Inc. as depositor (the "Depositor"), Wells Fargo Bank, National Association as master servicer and securities administrator (the "Master Servicer"), and Citibank, N.A., as trustee (the "Trustee"), and EMC Mortgage Corporation (the "Sponsor"), and the Custodial Agreement, dated as of April 30, 2007, among the Depositor, the Sponsor, the Master Servicer, the Trustee and you as the Custodian (the Pooling and Servicing Agreement and the Custodial Agreement, collectively, the "Agreement"), we request the release, and hereby acknowledge receipt, of the Mortgage File (as defined in the Agreement) for the Mortgage Loan described below, for the reason indicated. The release of such Mortgage File will not invalidate any insurance coverage provided in respect of such Mortgage Loan under any of the Insurance Policies (as defined in the Agreement).

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

         1.    Mortgage paid in full and proceeds have been deposited into the
-----          Custodial Account

-----    2.    Foreclosure

-----    3.    Substitution

-----    4.    Other Liquidation

-----    5.    Nonliquidation             Reason:


         6.    California Mortgage Loan paid in full


                                          By:
                                             -----------------------------------
                                             (authorized signer)


                                          Issuer:
                                                 -------------------------------
                                          Address:
                                                  ------------------------------
                                          Date:
                                                --------------------------------

                                                                       EXHIBIT E

                Form of Affidavit pursuant to Section 860E(e)(4)

                                                 Affidavit pursuant to Section
                                                 860E(e)(4) of the Internal
                                                 Revenue Code of 1986, as
                                                 amended, and for other purposes

STATE OF            )
                    )ss:
COUNTY OF           )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ______] [the United States], on behalf of which he makes this affidavit.

         2. That (i) the Investor is not a "disqualified organization" as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be a disqualified organization as of [Closing Date] [date of purchase]; (ii) it is not acquiring the Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3, Class [R] [R-X]Certificates (the "Residual Certificates") for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by Structured Asset Mortgage Investments II Inc. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

         3. That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership, either directly or through any entity that is not a corporation for United States federal income tax purposes, are United States Persons, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust other than a "foreign trust," as defined in Section 7701 (a)(31) of the Code.

         4. That the Investor's taxpayer identification number is _____________.

         5. That no purpose of the acquisition of the Residual Certificates is to avoid or impede the assessment or collection of tax.

         6. That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

         7. That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

         8. The Investor is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _________, 20__.

                                      [NAME OF INVESTOR]


                                      By:
                                         ---------------------------------------
                                        [Name of Officer]
                                         [Title of Officer]
                                         [Address of Investor for receipt of
                                         distributions]

                                         Address of Investor for receipt of tax
                                         information:

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

                                                                     EXHIBIT F-1

                            FORM OF INVESTMENT LETTER

                                                      [Date]
                                   -------------------

Citibank, N.A., as Trustee
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention:  Structured Finance Agency & Trust - SAMI 2007-AR3
Facsimile: (212) 816-5527

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue

New York, New York  10167

     Re: Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (the "Certificates"), including the Class [_____] Certificates (the "Privately Offered Certificates")

Dear Ladies and Gentlemen:

     In connection with our purchase of Privately Offered Certificates, we confirm that:

     (i) we understand that the Privately Offered Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities or "Blue Sky" laws, and are being sold to us in a transaction that is exempt from the registration requirements of such laws;

     (ii) any information we desired concerning the Certificates, including the Privately Offered Certificates, the trust in which the Certificates represent the entire beneficial ownership interest (the "Trust") or any other matter we deemed relevant to our decision to purchase Privately Offered Certificates has been made available to us;

     (iii) we are able to bear the economic risk of investment in Privately Offered Certificates; we are an institutional "accredited investor" as defined in Section 501(a) of Regulation D promulgated under the Act and a sophisticated institutional investor;

     (iv) we are acquiring Privately Offered Certificates for our own account, not as nominee for any other person, and not with a present view to any distribution or other disposition of the Privately Offered Certificates;



                                     F-1-1

     (v) we agree the Privately Offered Certificates must be held indefinitely by us (and may not be sold, pledged, hypothecated or in any way disposed of) unless subsequently registered under the Act and any applicable state securities or "Blue Sky" laws or an exemption from the registration requirements of the Act and any applicable state securities or "Blue Sky" laws is available;

     (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Privately Offered Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Privately Offered Certificates unless:

     (A) (1) the sale is to an Eligible Purchaser (as defined below), (2) if required by the Pooling and Servicing Agreement (as defined below), a letter to substantially the same effect as either this letter or, if the Eligible Purchaser is a Qualified Institutional Buyer as defined under Rule 144A of the Act, the Rule 144A and Related Matters Certificate in the form attached as Exhibit F-2 to the Pooling and Servicing Agreement (as defined below) (or such other documentation as may be acceptable to the Trustee and the Certificate Registrar (each such term as defined below)) is executed promptly by the purchaser and delivered to the addressees hereof and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; and

     (B) if the Privately Offered Certificate is not registered under the Act (as to which we acknowledge you have no obligation), the Privately Offered Certificate is sold in a transaction that does not require registration under the Act and any applicable state securities or "blue sky" laws and, if the Depositor, Citibank, N.A. (the "Trustee") or Wells Fargo Bank, National Association (the "Certificate Registrar") so requests, a satisfactory Opinion of Counsel (as defined in the Pooling and Servicing Agreement) is furnished to such effect, which Opinion of Counsel shall be an expense of the transferor or the transferee;

     (vii) we agree to be bound by all of the terms (including those relating to restrictions on transfer) of the Pooling and Servicing Agreement, pursuant to which the Trust was formed; we have reviewed carefully and understand the terms of the Pooling and Servicing Agreement;

     (viii) we either: (i) are not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) are providing a representation or an Opinion of Counsel to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction unless it is covered under an individual or prohibited transaction class exemption, including, but not limited to, Class Prohibited Transaction Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60, PTCE 96-23 or Section 401(c)
of ERISA and the regulations promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and
(III) will not give rise to any


                                     F-1-2
additional fiduciary duties on the part of the Seller, the Master Servicer, the Certificate Registrar, the Securities Administrator, any Servicer or the Trustee.

     (ix) We understand that each of the Class [_____] Certificates bears, and will continue to bear, a legend to substantially the following effect: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.07 OF THE AGREEMENT OR ANY OPINION OR COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR AND THE SECURITIES ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SELLER, ANY SERVICER OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT."


                                     F-1-3

     "Eligible Purchaser" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe (i) can make representations with respect to itself to substantially the same effect as the representations set forth herein, and (ii) is either a Qualified Institutional Buyer as defined under Rule 144A of the Act or an institutional "Accredited Investor" as defined under Rule 501 of the Act.

     Terms not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of April 1, 2007, among Structured Asset Mortgage Investments II Inc. as depositor, EMC Mortgage Corporation, Wells Fargo Bank, National Association as master servicer and securities administrator, and Citibank, N.A., as trustee, related to the issuance of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (the "Pooling and Servicing Agreement").

     If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

         Name of Nominee (if any):
                                  -------------------------

     IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the ___ day of ________, 20___.

                                   Very truly yours,

                                   [PURCHASER]

                                   By:
                                      ----------------------------------
                                         (Authorized Officer)

                                   [By:
                                      ----------------------------------
                                         Attorney-in-fact]










                                     F-1-4

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                          [NAME OF NOMINEE]


                                          By:
                                             ----------------------------------
                                                (Authorized Officer)

                                          [By:
                                             ----------------------------------
                                                Attorney-in-fact]




















                                     F-1-5

                                                                     EXHIBIT F-2

                FORM OF RULE 144A AND RELATED MATTERS CERTIFICATE

                                 ______________________[Date]

Citibank, N.A., as Trustee
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention:  Structured Finance Agency & Trust - SAMI 2007-AR3
Facsimile: (212) 816-5527

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

               Re: Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 Class [_____] Certificates
                    (the "Privately Offered Certificates")

Dear Ladies and Gentlemen:

     In connection with our purchase of Privately Offered Certificates, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

         1. It owned and/or invested on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and swaps), as described below:

     Date: ______________, 20__ (must be on or after the close of its most recent fiscal year)

     Amount: $ _____________________; and

     2. The dollar amount set forth above is:

     a. greater than $100 million and the undersigned is one of the following entities:





                                     F-2-1

          (i) an insurance company as defined in Section 2(a)(13) of the Act(1); or

          (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or any "business development company" as defined in Section 2(a)(48) of the Investment Company Act; or

          (iii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

          (iv) a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

          (v) a "business development company" as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

          (vi) a corporation (other than a U.S. bank, savings and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; or

          (vii) a U.S. bank, savings and loan association or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements; or

          (viii) an investment adviser registered under the Investment Advisers Act; or

     b. greater than $10 million, and the undersigned is a broker-dealer registered with the Securities and Exchange Commission ("SEC"); or

     c. less than $10 million, and the undersigned is a broker-dealer registered with the SEC and will only purchase Rule 144A securities in transactions in which it acts as a riskless principal (as defined in Rule 144A); or

     d. less than $100 million, and the undersigned is an investment company registered under the Investment Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

     e. less than $100 million, and the undersigned is an entity, all the equity owners of which are "qualified institutional buyers."

(1) A purchase by an insurance company for one or more of its "separate accounts", as defined by Section 2(a)(37) of the Investment Company Act of 1940, as amended, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.


                                     F-2-2

     The undersigned further certifies that it is purchasing a Privately Offered Certificate for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Privately Offered Certificates is being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Privately Offered Certificates may be resold, pledged or transferred only to (i) a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A, or (ii) an institutional "accredited investor," as such term is defined under Rule 501(a) of the Act, in a transaction that otherwise does not constitute a public offering.

     The undersigned agrees that if at some future time it wishes to dispose of or exchange any of the Privately Offered Certificates, it will not transfer or exchange any of the Privately Offered Certificates to a Qualified Institutional Buyer without first obtaining a Rule 144A and Related Matters Certificate in the form hereof from the transferee and delivering such certificate to the addressees hereof. Prior to making any transfer of Privately Offered Certificates, if the proposed transferee is an institutional "accredited investor," the transferor shall obtain from the transferee and deliver to the addressees hereof an Investment Letter in the form attached as Exhibit F-1 to the Pooling and Servicing Agreement, dated as of April 1, 2007, among Structured Asset Mortgage Investments II Inc. as depositor, EMC Mortgage Corporation, Wells Fargo Bank, National Association as master servicer and securities administrator, and Citibank, N.A., as trustee, pursuant to which the Privately Offered Certificates were issued.

     The undersigned certifies that it either: (i) is not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or
Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction unless it is covered under an individual or class prohibited transaction exemption, including, but not limited to, Class Prohibited Transaction Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60, PTCE 96-23 or Section 401(c) of ERISA and the regulations to be promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator, any Servicer or the Trustee.

     If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.





                                     F-2-3

     Name of Nominee (if any):

     IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned purchaser (the "Purchaser") on the ____ day of ___________, 20___.

                                          Very truly yours,
                                          [PURCHASER]

                                          By:
                                             -----------------------------------
                                                   (Authorized Officer)

                                          [By:
                                             -----------------------------------
                                                   Attorney-in-fact]






















                                     F-2-4

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                          [NAME OF NOMINEE]

                                          By:
                                             -----------------------------------
                                                   (Authorized Officer)

                                          [By:
                                             -----------------------------------
                                                   Attorney-in-fact]


















                                     F-2-5

                                                                     EXHIBIT F-3

                       FORM OF TRANSFEROR CERTIFICATE FOR
                            NON-OFFERED CERTIFICATES

                                                                Date:___________

Wells Fargo Bank, National Association
  as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland  21045

         Re: Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3

Ladies and Gentlemen:

         In connection with our disposition of the Class [___] Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of April 1, 2007, among Structured Asset Mortgage Investments II Inc., as Depositor, Citibank, N.A., as Trustee, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, as Sponsor and Servicer, relating to the issuance of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3.

                                          Very truly yours,


                                          --------------------------------------
                                          Name of Transferor

                                          [By:
                                             -----------------------------------
                                               Name:
                                               Title:






                                     F-3-1

                                                                       EXHIBIT G
                                                 (Wells Fargo Bank as Custodian)


                               CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of April 30, 2007, by and among CITIBANK, N.A., as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (together with any successor in interest, the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

         WHEREAS, the Depositor, the Master Servicer, the Trustee and EMC Mortgage Corporation (the "Seller") have entered into a Pooling and Servicing Agreement, dated as of April 1, 2007, relating to the issuance of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by (i) the Depositor or the Master Servicer under the Pooling and Servicing Agreement and (ii) the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II.
                          CUSTODY OF MORTGAGE DOCUMENTS

         Section 2.1. Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the

Mortgage Files (the "Mortgage Files") relating to the Mortgage Loans identified on Schedule 1 attached hereto (the "Mortgage Loans") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee and the Custodian pursuant to the provisions of Section 2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

         Section 2.3. Review of Mortgage Files.

         (a) On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Depositor, the Seller and the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on
Schedule 1 attached hereto (the "Mortgage Loan Schedule").

         (b) Within 90 days of the Closing Date (or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall execute and deliver to the Depositor, the Seller and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         (c) Not later than 180 days after the Closing Date (or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian shall review the Mortgage Files as provided in
Section 2.02 of the Pooling and Servicing Agreement and execute and deliver to the Depositor, the Seller and the Trustee (and if the Custodian is not also the Master Servicer, then to the Master Servicer) a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         (d) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

         Upon receipt of written request from the Trustee, the Master Servicer, the Securities Administrator or the Seller, the Custodian shall as soon as practicable supply the Trustee, the Master Servicer, the Securities Administrator or the Seller with a list of all of the documents missing from the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Depositor as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the applicable Servicer and the Trustee.

         Section 2.5. Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Master Servicer or the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the Repurchase Price therefor has been deposited in the Distribution Account, and a Request for Release (as defined below), the Custodian agrees to promptly release to the Seller the related Mortgage File.

         Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by a Servicing Officer of the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees to promptly release to such Servicer the related Mortgage File. The Depositor shall deliver to the Custodian, and the Custodian agrees to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan, which documents the Custodian will review to the extent provided in Article II of the Pooling and Servicing Agreement.

         From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the related Servicer shall (or if the related Servicer does not, then the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the related Mortgage Files be released to such Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the related Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver such Mortgage File to the related Servicer. The related Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by such Servicer no longer exists, unless
(i) such Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the related Mortgage Loan have been deposited in the Distribution Account or
(ii) such Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related

Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

         At any time that a Servicer or the Master Servicer is required to deliver to the Custodian a Request for Release, such Servicer or the Master Servicer shall deliver two copies of the Request for Release if delivered in hard copy or such Servicer or the Master Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed such Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, representation or warranty from the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse, representation or warranty by the Trustee and be returned to the Seller; provided, however, that in the case of a Mortgage Loan that is registered on the MERS(R) System, no assignment of mortgage or endorsement of the Mortgage Note by the Trustee shall be required. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer or the Master Servicer, as applicable.

         Section 2.6. Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption agreement, substitution of liability agreement or sale of servicing agreement has been completed by forwarding to the Custodian the original of such assumption agreement, substitution of liability agreement or sale of servicing agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III.
                            CONCERNING THE CUSTODIAN

         Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage File for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note or Mortgage File shall be delivered by the Custodian to the Depositor, the Seller, any Servicer or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2. [Reserved.]

         Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Trust Fund will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith, or to the extent that such cost or expense is indemnified by the Depositor pursuant to the Pooling and Servicing Agreement.

         Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer, the Servicers and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with any Servicer or the Depositor.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

         Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder (provided such Person shall satisfy the requirements set forth in Section

3.7), without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7. Representations of the Custodian. The Custodian hereby represents, and any successor Custodian hereunder shall represent, that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

         Section 3.8. Limitation on Liability. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed (which belief may be based upon the written opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any person with authority with respect to any related matters arising hereunder. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

         Notwithstanding anything herein to the contrary, the Custodian agrees to indemnify the Trust Fund, the Trustee, the Master Servicer, the Depositor, the Securities Administrator and each of their respective employees, representatives, affiliates, officers, directors and agents for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trustee, Trust Fund, Master Servicer, Depositor, Securities Administrator or any such other respective Person, due to any willful misfeasance or negligent or bad faith performance or non-performance by the Custodian of its duties and responsibilities under this Agreement; provided, however, that the Custodian shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount directly and solely resulting from the willful misfeasance, bad faith or negligence of such person, and the Custodian's reliance on written instructions from the Trustee or the Master Servicer. The provisions of this Section 3.8 shall survive the termination of this Custodial Agreement.

         The Custodian and its directors, officers, employees and agents shall be entitled to indemnification and defense from the Trust Fund for any loss, liability or expense incurred (other than as a result of any willful misfeasance or negligent or bad-faith performance or non-performance on their part), arising out of, or in connection with, the acceptance or administration of the custodial arrangement created hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                                   ARTICLE IV.
                          COMPLIANCE WITH REGULATION AB

         Section 4.1. Intent of the parties; Reasonableness. The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Depositor, Master Servicer and the Securities Administrator with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor, Master Servicer and the Securities Administrator shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor, Master Servicer and the Securities Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB to the extent reasonably practicable. The Custodian shall cooperate reasonably with the Depositor, Master Servicer and the Securities Administrator to deliver to the Depositor, Master Servicer and the Securities Administrator (including any of their respective assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Depositor, Master Servicer and the Securities Administrator to permit the Depositor, Master Servicer and the Securities Administrator to comply with the provisions of Regulation AB.

         Section 4.2. Additional Representations and Warranties of the
Custodian.

         (a) The Custodian shall be deemed to represent to the Depositor as of the date hereof and on each date on which information is provided to the Depositor under Section 4.3 that, except as disclosed in writing to the Depositor prior to such date: (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other securitization transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and
(iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Depositor or any sponsor, issuing entity, servicer (other than the Master Servicer), trustee, originator, significant obligor, enhancement or support provider (other than the Securities Administrator) or other material transaction party (as such terms are used in Regulation AB) relating to the securitization transaction contemplated by the Pooling and Servicing Agreement, as identified by the Depositor to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

         (b) If so requested by the Depositor on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Depositor shall not be given more than once each calendar quarter, unless the Depositor shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

         Section 4.3. Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Depositor and the Securities Administrator in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and (b) provide to the Depositor and the Securities Administrator a written description of such proceedings. Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Depositor, Securities Administrator or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any and to the extent updated, is materially correct and does not have any material omissions.

         Section 4.4. Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, the Custodian shall:

         (a) deliver to the Depositor, the Master Servicer and the Securities Administrator a report (in form and substance reasonably satisfactory to the Depositor, the Securities Administrator and the Master Servicer) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Depositor, the Securities Administrator and the Master Servicer and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Four hereto; and

         (b) deliver to the Depositor, the Master Servicer and the Securities Administrator a report of a registered public accounting firm reasonably acceptable to the Depositor, the Securities Administrator and the Master Servicer that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

         Section 4.5. Indemnification; Remedies.

         (a) The Custodian shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer, the Trustee and each broker-dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing each, an ("Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

              (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' attestation or other material provided under this Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

              (ii) any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV; or

              (iii) the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under this Article IV.

         (b) In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian.

         (c) In no event shall the Custodian or its directors, officers and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Custodian agreed that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other. This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS

         Section 5.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 5.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Securities Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement which impacts or affects the Custodian and furnish the Custodian with written copies thereof.

         Section 5.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

         Section 5.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at the Trust's expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Depositor to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 5.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [Signature page follows]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                    CITIBANK, N.A., as Trustee

388 Greenwich Street, 14th Floor
New York,  New York 10013
Attention: Structured Finance Agency        By:
            & Trust - SAMI 2007-AR3            ---------------------------------
Telecopier:    (212) 816-5527               Name:
                                            Title:

Address:                                    STRUCTURED ASSET MORTGAGE
                                            INVESTMENTS II INC.
383 Madison Avenue
New York, New York  10179

                                            By:
                                               ---------------------------------
                                            Name:    Baron Silverstein
                                            Title:   Vice President


Address:                                    WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION, as Master
                                            Servicer
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention: SAMI 2007-AR3

Telecopier: (410) 715-2380                  By:
                                               ---------------------------------
                                            Name:    Stacey Taylor
                                            Title:   Vice President


Address:                                    WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION, as Custodian
1015 10th Avenue, S.E.
Minneapolis, Minnesota  55414
Attention:  SAMI 2007-AR3
Telecopier: (612) 667-1068                  By:
                                               ---------------------------------
                                            Name:    Leigh Taylor
                                            Title:

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )

         On the ___ day of April 2007 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a _____________________ of Citibank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ----------------------------
                                            Notary Public

[SEAL]

STATE OF MARYLAND   )
                    ) ss:
COUNTY OF HOWARD    )

         On the ___ day of April 2007 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a _____________________ of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ----------------------------
                                            Notary Public

[SEAL]

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )

         On the ___ day of April 2007 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ----------------------------
                                            Notary Public


[Notarial Seal]


STATE OF MINNESOTA         )
                                    ) ss:

COUNTY OF HENNEPIN         )

         On the ___ day of April 2007 before me, a notary public in and for said State, personally appeared Leigh Taylor, known to me to be a _____________________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ----------------------------
                                            Notary Public

[Notarial Seal]

                                   SCHEDULE 1

                                 Mortgage Loans

                             [Provided upon Request]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                                  April 30, 2007

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention:    Structured Finance Agency & Trust -
              SAMI 2007-AR3
Facsimile:    (212) 816-5527


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179

Attention: Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751

          Re: Custodial Agreement, dated as of April 30, 2007, by and among Citibank, N.A., Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                            [Signature page follows]

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                            SCHEDULE A TO EXHIBIT ONE

                                   Exceptions

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                          _________ ___, 200__

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention:    Structured Finance Agency & Trust -
              SAMI 2007-AR3
Facsimile:    (212) 816-5527


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179

Attention: Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751

          Re: Custodial Agreement, dated as of April 30, 2007, by and among Citibank, N.A., Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                            [Signature page follows]

                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION


                                       By:
                                          --------------------------------------

                                       Name:
                                       Title:

                            SCHEDULE A TO EXHIBIT TWO

                                   Exceptions

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                         __________ ____, 200__

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention:    Structured Finance Agency & Trust -
     SAMI 2007-AR3
Facsimile:    (212) 816-5527


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179
Attention: Structured Asset Mortgage Investments II Trust 2007-AR3,
     Mortgage Pass-Through Certificates, Series 2007-AR3

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751

          Re: Custodial Agreement, dated as of April 30, 2007, by and among Citibank, N.A., Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02(b) of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, subject to any exceptions listed on Schedule A attached hereto, it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.

                            [Signature page follows]

                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION


                                       By:
                                          --------------------------------------

                                       Name:
                                       Title:

                           SCHEDULE A TO EXHIBIT THREE

                                   Exceptions

                                  EXHIBIT FOUR

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

--------------------------------------------------------------------------------------------------------
                                                                                        Applicable
                                                                                         Servicing
                                       Servicing Criteria                                Criteria
--------------------------------------------------------------------------------------------------------
   Reference                              Criteria
--------------------------------------------------------------------------------------------------------
                              General Servicing Considerations
                        Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
1122(d)(1)(i)           accordance with the transaction agreements

                        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor
1122(d)(1)(ii)          the third party's performance and compliance with such
                        servicing activities

                        Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)         back-up servicer for the pool assets are maintained.

                        A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount
                        of coverage required by and otherwise in accordance
1122(d)(1)(iv)          with the terms of the transaction agreements.


--------------------------------------------------------------------------------------------------------

                              Cash Collection and Administration
--------------------------------------------------------------------------------------------------------
                        Payments on pool assets are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt and identification, or such other
1122(d)(2)(i)           number of days specified in the transaction agreements.

                        Disbursements made via wire transfer on behalf of an
                        obligor or to an investor are made only by authorized
1122(d)(2)(ii)          personnel.


                        Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances are made, reviewed and
                        approved as
1122(d)(2)(iii)         specified in the transaction agreements.

                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g.,
1122(d)(2)(iv)          with respect to commingling of cash) as set forth in the
                        transaction agreements.

                        Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institutions" with respect
                        to a foreign financial institution means a foreign
                        financial institution that meets the requirements of Rule
1122(d)(2)(v)           13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
--------------------------------------------------------------------------------------------------------


                                                  G-24

--------------------------------------------------------------------------------------------------------
                                                                                        Applicable
                                                                                         Servicing
                                       Servicing Criteria                                Criteria
--------------------------------------------------------------------------------------------------------
   Reference                              Criteria
--------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
                        Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts.
                        These reconciliations are (A) mathematically accurate;
                        (B) prepared within 30 calendar days after the bank
                        statement cutoff date, or such other number of days
                        specified in the transaction agreements; (C) reviewed
                        and approved by someone other than the person who
                        prepared the reconciliations; and (D) contain
                        explanations for reconciling items, These
1122(d)(2)(vii)         reconciling items are resolved within 90 calendar days
                        of their original identification, or such other number
                        of days specified in the transaction agreements.

--------------------------------------------------------------------------------------------------------

                             Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------
                        Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements, (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors; or
1122(d)(3)(i)           the trustee's records as to the total unpaid principal
                        balance and number of pool assets serviced by the
                        servicer.

                        Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and other
1122(d)(3)(ii)          terms set forth in the transaction agreements.

                        Disbursements made to an investor are posted within two
                        business days to the servicer's investor records, or such
1122(d)(3)(iii)         other number of days specified in the transaction agreements.

                        Amounts remitted to investors per the investor reports
                        agree with cancelled checks, or other form of payment,
1122(d)(3)(iv)          or custodial bank statements.

--------------------------------------------------------------------------------------------------------
                                   Pool Asset Administration
--------------------------------------------------------------------------------------------------------
                        Collateral or security on pool assets is maintained as                   [X]
1122(d)(4)(i)           required by the transaction agreements or related asset pool documents.

                        Pool assets and related documents are safeguarded as                     [X]
1122(d)(4)(ii)          required by the transaction agreements.

                        Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)         conditions or requirements in the transaction agreements

                        Payments on pool assets, including any payoffs, made in
                        accordance with the related pool asset documents are
                        posted to the servicer's obligor records maintained no
                        more than two business days after receipt, or such other
                        number of days specified in the transaction agreements,
                        and allocated to principal, interest or other items
1122(d)(4)(iv)          (e.g., escrow) in accordance with the related pool asset
                        documents.

                        The servicer's records regarding the pool assets agree with
1122(d)(4)(v)           the servicer's records with respect to an obligor's unpaid principal
--------------------------------------------------------------------------------------------------------


                                                  G-25

--------------------------------------------------------------------------------------------------------
                                                                                        Applicable
                                                                                         Servicing
                                       Servicing Criteria                                Criteria
--------------------------------------------------------------------------------------------------------
   Reference                              Criteria
--------------------------------------------------------------------------------------------------------
                              General Servicing Considerations
                        balance.

                        Changes with respect to the terms or status of an
                        obligor's pool asset (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by authorized
                        personnel in accordance
1122(d)(4)(vi)          with the transaction agreements and related pool asset
                        documents.

                        Loss mitigation of recovery actions (e.g., forbearance
                        plans, modifications and deed in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with
                        the timeframes or other requirements established
1122(d)(4)(vii)         by the transaction documents.

                        Records documenting collection efforts are maintained
                        during the period a pool asset is delinquent in
                        accordance with the transaction agreements., Such
                        records are maintained in at least a monthly basis, or
                        such other period specified in the transaction
                        agreements, and describe the entity's activities in
                        monitoring delinquent pool assets including, for
                        example, phone calls, letters and payment rescheduling
                        plans in cases where delinquency is deemed temporary
1122(d)(4)(viii)        (e.g., illness or unemployment).

                        Adjustments to interest rates or rates of return for pool
1122(d)(4)(ix)          assets with  variable rates are computed based on the
                        related pool asset documents.

                        Regarding any funds held in trust for an obligor (such
                        as escrow accounts); (A) such funds are analyzed, in
                        accordance with the obligor's pool asset documents, on
                        at least an annual basis, or such other period specified
                        in the transaction agreements; (B) interest on such
                        funds is paid, or credited, to obligors in accordance
                        with applicable pool asset documents and state laws; and
                        (C) such funds are returned to the obligor within 3-
                        calendar days of full repayment of the related pool
1122(d)(4)(x)           asset, or such other number of days specified in the
                        transaction agreements.

                        Payments made on behalf of an obligor (such as tax ore
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the service at
                        least 30 calendar days prior to these dates,
1122(d)(4)(xi)          or such other number of days specified in the
                        transaction agreements.

                        Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid from
                        the servicer's funds and not charged to the obligor,
                        unless the late payment was due to the obligor's
1122(d)(4)(xii)         error or omission.

1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
                        specified in the transaction agreements.

1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible funds are
                        recognized and recorded in accordance with the
                        transaction agreements.

1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        item 1114(a)(1) through (3) or item 1115 of Regulation
                        AB, is maintained as set forth in the transaction
                        agreements.

                                                    (Treasury Bank as Custodian)


                               CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of April 30, 2007, by and among CITIBANK, N.A., as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (together with any successor in interest, the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and TREASURY BANK, A DIVISION OF COUNTRYWIDE BANK FSB, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

         WHEREAS, the Depositor, the Master Servicer, the Trustee and EMC Mortgage Corporation (the "Seller") have entered into a Pooling and Servicing Agreement, dated as of April 1, 2007, relating to the issuance of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by (i) the Depositor or the Master Servicer under the Pooling and Servicing Agreement and (ii) the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II.
                          CUSTODY OF MORTGAGE DOCUMENTS

         Section 2.1. Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the Mortgage Files (the "Mortgage Files") relating to the Mortgage Loans identified on Schedule 1 attached hereto (the "Mortgage Loans") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee and the Custodian pursuant to the provisions of Section 2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered, at the direction of the Depositor (in written or electronic format), by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

         Section 2.3. Review of Mortgage Files.

         (a) On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Depositor, the Seller and the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on
Schedule 1 attached hereto (the "Mortgage Loan Schedule").

         (b) Within 90 days of the Closing Date (or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall execute and deliver to the Depositor, the Seller and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         (c) Not later than 180 days after the Closing Date (or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian shall review the Mortgage Files as provided in
Section 2.02 of the Pooling and Servicing Agreement and execute and deliver to the Depositor, the Seller and the Trustee (and if the Custodian is not also the Master Servicer, then to the Master Servicer) a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage

Files.

         (d) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

         Upon receipt of written request from the Trustee, the Master Servicer, the Securities Administrator or the Seller, the Custodian shall as soon as practicable supply the Trustee, the Master Servicer, the Securities Administrator or the Seller, with a list of all of the documents missing from the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Depositor as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the applicable Servicer, the Master Servicer and the Trustee.

         Section 2.5. Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Master Servicer or the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the Repurchase Price therefor has been deposited in the Distribution Account, and a Request for Release (as defined below), the Custodian agrees to promptly release to the Seller the related Mortgage File.

         Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by an officer of the related Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by such Servicer upon request, as such list may from time to time be amended (each, a "Servicing Officer") stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees to promptly release to such Servicer the related Mortgage File. The Depositor shall deliver to the Custodian, and the Custodian agrees to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan, which documents the Custodian will review to the extent provided in Article II of the Pooling and Servicing Agreement.

         From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the related Servicer shall (or if the related Servicer does not, then the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the related Mortgage Files be released to such Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the related Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver such Mortgage File to the related Servicer. The related Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by such Servicer no longer exists, unless
(i)
such Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the related Mortgage Loan have been deposited in the Distribution Account or
(ii) such Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

At any time that a Servicer or the Master Servicer is required to deliver to the Custodian a Request for Release, such Servicer or the Master Servicer shall deliver two copies of the Request for Release if delivered in hard copy or such Servicer or the Master Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed such Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, the assignment of mortgage and the related Mortgage Note shall be returned to the related Servicer or the Master Servicer, as applicable, for execution and endorsement, respectively, pursuant to a power of attorney from the Trustee and for delivery to the Seller. If the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable assignment and to endorse the related Mortgage Note, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, executed by the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by the Trustee (if not in blank) and be returned to the related Servicer or the Master Servicer, as applicable, for delivery to the Seller; provided, however, that in the case of a Mortgage Loan that is registered on the MERS(R) System, no assignment of mortgage or endorsement of the Mortgage Note by the Trustee, or by the related Servicer or the Master Servicer pursuant to a power of attorney from the Trustee, shall be required. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan and if the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable certificate of satisfaction or similar instrument, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer or the Master Servicer, as applicable.

         Section 2.6. Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption agreement, substitution of liability agreement or sale of servicing agreement has been completed by forwarding to the Custodian the original of such assumption agreement, substitution of liability agreement or sale of servicing agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III.
                            CONCERNING THE CUSTODIAN

         Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage File for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note or Mortgage File shall be delivered by the Custodian to the Depositor, the Seller, any Servicer or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2. [Reserved.]

         Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section 3.4. Custodian's Fees and Expenses. The Depositor covenants and agrees to cause the Seller to pay the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian pursuant to a letter agreement between the Custodian and the Seller. In addition, the Trust Fund will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith, or to the extent that such cost or expense is indemnified by the Depositor pursuant to the Pooling and Servicing Agreement.

         Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer, the Servicers and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with any Servicer or the Depositor.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

         Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder (provided such Person shall satisfy the requirements set forth in Section 3.7), without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7. Representations of the Custodian. The Custodian hereby represents, and any successor Custodian hereunder shall represent, that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

         Section 3.8. Duties and Obligations of the Custodian.

         (a) The Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

         (b) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection or any lien upon or security interest in the Mortgage Files.

         (c) Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement.

         (d) The Custodian may rely on and shall be protected in acting in good faith upon any certificate, instrument, opinion, notice, magnetic tape, letter, telegram or other document, or any security, delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms prima facie to the requirements of this Custodial Agreement.

         (e) The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of its negligent performance or omission.

         (f) The Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Mortgage Files.

         (g) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

                  Section 3.9. Limitation on Liability. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed (which belief may be based upon the written opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any person with authority with respect to any related matters arising hereunder. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

         Notwithstanding anything herein to the contrary, the Custodian agrees to indemnify the Trust Fund, the Trustee, the Master Servicer, the Depositor, the Securities Administrator and each of their respective employees, representatives, affiliates, officers, directors and agents for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trustee, Trust Fund, Master Servicer, Depositor, Securities Administrator or any such other respective Person, due to any willful misfeasance or negligent or bad faith performance or non-performance by the Custodian of its duties and responsibilities under this Agreement; provided, however, that the Custodian shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount directly and solely resulting from the willful misfeasance, bad faith or negligence of such person, and the Custodian's reliance on written instructions from the Trustee or the Master Servicer. The provisions of this Section 3.9 shall survive the termination of this Custodial Agreement.

         The Custodian and its directors, officers, employees and agents shall be entitled to indemnification and defense from the Trust Fund for any loss, liability or expense incurred (other than as a result of any willful misfeasance or negligent or bad-faith performance or non-performance on their part), arising out of, or in connection with, the acceptance or administration of the custodial arrangement created hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                                   ARTICLE IV.
                          COMPLIANCE WITH REGULATION AB

         Section 4.1. Intent of the parties; Reasonableness. The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Depositor, the Master Servicer and the Securities Administrator with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor, the Master Servicer and the Securities Administrator shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and the Custodian agrees to comply with requests made by the Depositor, the Master Servicer and the Securities Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB to the extent reasonably practicable, unless otherwise advised in writing by counsel. The Custodian shall cooperate reasonably with the Depositor, the Master Servicer and the Securities Administrator to deliver to the Depositor, the Master Servicer and the Securities Administrator (including any of their respective assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Depositor, the Master Servicer and the Securities Administrator to permit the Depositor, the Master Servicer and the Securities Administrator to comply with the provisions of Regulation AB.

         Section 4.2. Additional Representations and Warranties of the
Custodian.

         (a) The Custodian hereby represents and warrants that the information set forth in the second paragraph of the Free Writing Prospectus and the Prospectus Supplement under the caption "POOLING AND SERVICING AGREEMENT - Custodial Arrangements" (the "Custodian Disclosure") does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) The Custodian shall be deemed to represent to the Depositor as of the date hereof and on each date on which information is provided to the Depositor under Section 4.3 that, except as disclosed in writing to the Depositor prior to such date: (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would affect or interfere with the performance of its obligations hereunder; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Depositor or any sponsor, issuing entity, servicer (other than Countrywide Home Loan Servicing LP), trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the securitization transaction contemplated by the Pooling and Servicing Agreement, as identified by the Depositor to the Custodian in writing as of the Closing Date (each, a "Transaction Party") that would affect or interfere with the performance of its obligations hereunder and have not been previously disclosed to the Depositor and the Trustee.

         (c) If so requested by the Depositor on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Depositor shall not be given more than once each calendar quarter, unless the Depositor shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

         Section 4.3. Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Depositor and the Securities Administrator in writing of any material litigation or governmental proceedings pending against the Custodian (including any such proceedings known to be contemplated by governmental authorities) that would be material to Certificateholders, and (b) provide to the Depositor and the Securities Administrator a written description of such proceedings. Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Depositor, Securities Administrator or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any and to the extent updated, is materially correct and does not have any material omissions.

         Section 4.4. Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year in which a Form 10-K is required to be filed with respect to the Trust, the Custodian shall:

         (a) deliver to the Depositor, the Master Servicer and the Securities Administrator a report (in form and substance reasonably satisfactory to the Depositor, the Master Servicer and the Securities Administrator) regarding the Custodian's assessment of compliance with the Applicable Servicing Criteria as set forth in Exhibit Four during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Depositor, the Master Servicer and the Securities Administrator and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Four hereto; and

         (b) deliver to the Depositor, the Master Servicer and the Securities Administrator a report of a registered public accounting firm reasonably acceptable to the Depositor, the Master Servicer and the Securities Administrator that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

         Section 4.5. Indemnification; Remedies.

         (a) The Custodian shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer, the Trustee and each broker-dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

             (i) (A) any untrue statement of a material fact contained or alleged to be contained in the Custodian Disclosure and any information, report, certification, accountants' attestation or other material provided under this Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

             (ii) any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV; or

             (iii) the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under this Article IV.

         (b) In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Depositor and the Master Servicer for all costs reasonably incurred by the Depositor and the Master Servicer, respectively, in order to obtain the information, report, certification, accountants' letter or other material not delivered when and as required by the Custodian.

         (c) In no event shall the Custodian or its directors, officers and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Custodian agreed that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other. This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

                                   ARTICLE V.
                            MISCELLANEOUS PROVISIONS

         Section 5.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 5.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Securities Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement which impacts or affects the Custodian and furnish the Custodian with written copies thereof.

         Section 5.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

         Section 5.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at the Trust's expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Depositor to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 5.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [Signature page follows]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                     CITIBANK, N.A.
                                                             as Trustee

388 Greenwich Street, 14th Floor
New York, New York 10013
Attention:     Structured Finance Agency
               & Trust - SAMI 2007-AR3                       By:
                                                            -----------------------------------
Telecopier:    (212) 816-5527                                Name:
                                                             Title:

Address:                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

383 Madison Avenue
New York, New York  10179

                                                             By:
                                                                -----------------------------------
                                                             Name:    Baron Silverstein
                                                             Title:   Vice President

Address:                                                     WELLS FARGO BANK,
                                                             NATIONAL ASSOCIATION, as Master
                                                             Servicer

9062 Old Annapolis Road
Columbia, Maryland  21045
Attention: SAMI 2007-AR3

Telecopier: (410) 715-2380                                   By:
                                                                -----------------------------------
                                                             Name:    Stacey Taylor
                                                             Title:   Vice President

Address:                                                     TREASURY BANK, A DIVISION OF
                                                             COUNTRYWIDE BANK FSB, as Custodian

4100 E. Los Angeles Avenue
Simi Valley, California 93063
Attention:        Teresita Que

Telephone:        (805) 577-6028                             By:
Facsimile:        (805) 577-6069                                -----------------------------------
                                                             Name:
                                                             Title:

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )

         On the ___ day of April 2007 before me, a notary public in and for said State, personally appeared _____________________, known to me to be an _____________________ of Citibank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             ----------------------------
                                             Notary Public

[SEAL]

STATE OF MARYLAND )
                  ) ss:
COUNTY OF HOWARD  )

         On the ___ day of April 2007 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             ----------------------------
                                             Notary Public

[SEAL]

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )

         On the ___ day of April 2007 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             ----------------------------
                                             Notary Public

[Notarial Seal]



STATE OF CALIFORNIA        )
                                    ) ss:

COUNTY OF ___________      )

         On the ___ day of April 2007 before me, a notary public in and for said State, personally appeared ______________, known to me to be a __________________ of Treasury Bank, a division of Countrywide Bank FSB, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             ----------------------------
                                             Notary Public

[Notarial Seal]

                                   SCHEDULE 1

                                 Mortgage Loans

                             [Provided upon Request]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                           ______________, 200_

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention:  Structured Finance Agency & Trust - SAMI 2007-AR3
Facsimile:  (212) 816-5527
Email: Louis.A.Piscitelli@Citigroup.com

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179
Attention: Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3
Email: bsilverstein@bear.com, jmaggard@bear.com, msterling@bear.com

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751
Email:  jweeks@bear.com

          Re: Custodial Agreement, dated as of April 30, 2007, by and among Citibank, N.A., Structured Asset Mortgage Investments II Inc., Wells Fargo Bank, National Association and Treasury Bank, a division of Countrywide Bank FSB, relating to Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement (other than with respect to clause (b)(v) thereof, for which no review has been made) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                            [Signature page follows]

                                        TREASURY BANK, A DIVISION OF
                                                COUNTRYWIDE BANK FSB


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                            SCHEDULE A TO EXHIBIT ONE

                                   Exceptions

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                           ______________, 200_

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention:    Structured Finance Agency & Trust - SAMI 2007-AR3
Facsimile:    (212) 816-5527
Email: Louis.A.Piscitelli@Citigroup.com

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179
Attention: Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3
Email: bsilverstein@bear.com, jmaggard@bear.com, msterling@bear.com

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751
Email:  jweeks@bear.com

          Re: Custodial Agreement, dated as of April 30, 2007, by and among Citibank, N.A., Structured Asset Mortgage Investments II Inc., Wells Fargo Bank, National Association and Treasury Bank, a division of Countrywide Bank FSB, relating to Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement (other than with respect to clause (b)(v) thereof, for which no review has been made) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                            [Signature page follows]

                                        TREASURY BANK, A DIVISION OF
                                        COUNTRYWIDE BANK FSB



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                            SCHEDULE A TO EXHIBIT TWO

                                   Exceptions

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                          _______________, 200_

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention:    Structured Finance Agency & Trust - SAMI 2007-AR3
Facsimile:    (212) 816-5527
Email: Louis.A.Piscitelli@Citigroup.com

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179
Attention: Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3
Email: bsilverstein@bear.com, jmaggard@bear.com, msterling@bear.com

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751
Email:  jweeks@bear.com

          Re: Custodial Agreement, dated as of April 30, 2007, by and among Citibank, N.A., Structured Asset Mortgage Investments II Inc., Wells Fargo Bank, National Association and Treasury Bank, a division of Countrywide Bank FSB, relating to Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement (other than with respect to clause (b)(v) thereof, for which no review has been made) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that an original of each document related thereto required to be recorded has been returned from the related recording office with evidence of recording thereon, or a certified copy has been obtained from the related recording office, with any exceptions listed in Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                            [Signature page follows]

                                        TREASURY BANK, A DIVISION OF
                                        COUNTRYWIDE BANK FSB


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                           SCHEDULE A TO EXHIBIT THREE

                                   Exceptions

                                  EXHIBIT FOUR

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

-------------------------------------------------------------------------------------- ----------------------
                                                                                            Applicable
                                  Servicing Criteria                                         Servicing
                                                                                             Criteria
-------------------------------------------------------------------------------------- ----------------------
     Reference                          Criteria

----------------------- -------------------------------------------------------------- ----------------------
                                General Servicing Considerations

----------------------- -------------------------------------------------------------- ----------------------
                        Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
1122(d)(1)(i)           accordance with the transaction agreements
----------------------- -------------------------------------------------------------- ----------------------
                        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor
1122(d)(1)(ii)          the third party's performance and compliance with such
                        servicing activities
----------------------- -------------------------------------------------------------- ----------------------
                        Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)         back-up servicer for the pool assets are maintained.
----------------------- -------------------------------------------------------------- ----------------------
                        A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount
                        of coverage required by and otherwise in accordance
1122(d)(1)(iv)          with the terms of the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------

                             Cash Collection and Administration
----------------------- -------------------------------------------------------------- ----------------------
                        Payments on pool assets are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt and identification, or such other
1122(d)(2)(i)            number of days specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)          or to an investor are made only by authorized personnel.
----------------------- -------------------------------------------------------------- ----------------------
                        Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances are made, reviewed and
1122(d)(2)(iii)         approved as specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g., with
1122(d)(2)(iv)          respect to commingling of cash) as set forth in the
                        transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institutions" with respect
                        to a foreign financial institution means a foreign
                        financial institution that meets the requirements of
1122(d)(2)(v)           Rule 13k-1(b)(1) of the Securities Exchange Act.
----------------------- -------------------------------------------------------------- ----------------------
1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
----------------------- -------------------------------------------------------------- ----------------------


                                      G-52

-------------------------------------------------------------------------------------- ----------------------
                                                                                            Applicable
                                  Servicing Criteria                                         Servicing
                                                                                             Criteria
-------------------------------------------------------------------------------------- ----------------------
     Reference                          Criteria

----------------------- -------------------------------------------------------------- ----------------------
                        Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts.
                        These reconciliations are (A) mathematically accurate;
                        (B) prepared within 30 calendar days after the bank
                        statement cutoff date, or such other number of days
                        specified in the transaction agreements; (C) reviewed
                        and approved by someone other than the person who
                        prepared the reconciliations; and (D) contain
                        explanations for reconciling items, These
1122(d)(2)(vii)         reconciling items are resolved within 90 calendar days
                        of their original identification, or such other number
                        of days specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------

                                     Investor Remittances and Reporting
----------------------- -------------------------------------------------------------- ----------------------
                        Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements, (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors; or
1122(d)(3)(i)           the trustee's records as to the total unpaid principal
                        balance and number of pool assets serviced by the
                        servicer.
----------------------- -------------------------------------------------------------- ----------------------
                        Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and other
1122(d)(3)(ii)          terms set forth in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Disbursements made to an investor are posted within two
                        business days to the servicer's investor records, or such
1122(d)(3)(iii)         other number of days specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Amounts remitted to investors per the investor reports
                        agree with cancelled checks, or other form of payment,
1122(d)(3)(iv)          or custodial bank statements.
----------------------- -------------------------------------------------------------- ----------------------
                                     Pool Asset Administration
----------------------- -------------------------------------------------------------- ----------------------
                        Collateral or security on pool assets is maintained as                  [X]
1122(d)(4)(i)           required by the transaction agreements or related asset pool documents.
----------------------- -------------------------------------------------------------- ----------------------
                        Pool assets and related documents are safeguarded as                     [X]
1122(d)(4)(ii)          required by the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)         conditions or requirements in the transaction agreements
----------------------- -------------------------------------------------------------- ----------------------
                        Payments on pool assets, including any payoffs, made in
                        accordance with the related pool asset documents are
                        posted to the servicer's obligor records maintained no
                        more than two business days after receipt, or such other
                        number of days specified in the transaction agreements,
                        and allocated to principal, interest or other
1122(d)(4)(iv)          items (e.g., escrow) in accordance with the related
                        pool asset documents.
----------------------- -------------------------------------------------------------- ----------------------
                        The servicer's records regarding the pool assets agree with
1122(d)(4)(v)           the servicer's records with respect to an obligor's unpaid principal
----------------------- -------------------------------------------------------------- ----------------------


                                      G-53

-------------------------------------------------------------------------------------- ----------------------
                                                                                            Applicable
                                  Servicing Criteria                                         Servicing
                                                                                             Criteria
-------------------------------------------------------------------------------------- ----------------------
     Reference                          Criteria

----------------------- -------------------------------------------------------------- ----------------------
                        balance.
----------------------- -------------------------------------------------------------- ----------------------
                        Changes with respect to the terms or status of an
                        obligor's pool asset (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by authorized
                        personnel in accordance with the transaction agreements
1122(d)(4)(vi)          and related pool asset documents.
----------------------- -------------------------------------------------------------- ----------------------
                        Loss mitigation of recovery actions (e.g., forbearance
                        plans, modifications and deed in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with
                        the timeframes or other requirements established
1122(d)(4)(vii)         by the transaction documents.
----------------------- -------------------------------------------------------------- ----------------------
                        Records documenting collection efforts are maintained
                        during the period a pool asset is delinquent in
                        accordance with the transaction agreements., Such
                        records are maintained in at least a monthly basis, or
                        such other period specified in the transaction
                        agreements, and describe the entity's activities in
                        monitoring delinquent pool assets including, for
                        example, phone calls, letters and payment rescheduling
                        plans in cases where delinquency is deemed temporary
1122(d)(4)(viii)         (e.g., illness or unemployment).
----------------------- -------------------------------------------------------------- ----------------------
                        Adjustments to interest rates or rates of return for pool
1122(d)(4)(ix)          assets with  variable rates are computed based on the
                        related pool asset documents.
----------------------- -------------------------------------------------------------- ----------------------
                        Regarding any funds held in trust for an obligor (such
                        as escrow accounts); (A) such funds are analyzed, in
                        accordance with the obligor's pool asset documents, on
                        at least an annual basis, or such other period specified
                        in the transaction agreements; (B) interest on such
                        funds is paid, or credited, to obligors in accordance
                        with applicable pool asset documents and state laws; and
                        (C) such funds are returned to the obligor within 3-
                        calendar days of full repayment of the related pool
1122(d)(4)(x)           asset, or such other number of days specified in the
                        transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Payments made on behalf of an obligor (such as tax ore
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the service at
                        least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)          other number of days specified in the transaction
                        agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid from
                        the servicer's funds and not charged to the obligor,
                        unless the late payment was due to the obligor's error
1122(d)(4)(xii)         or omission.
----------------------- -------------------------------------------------------------- ----------------------
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
                        specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible funds are
                        recognized and recorded in accordance with the
                        transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        item 1114(a)(1) through (3) or item 1115 of Regulation
                        AB, is maintained as set forth in the transaction
                        agreements.
----------------------- -------------------------------------------------------------- ----------------------

                                                                       EXHIBIT H

                              SERVICING AGREEMENTS

1. Servicing Agreement, dated as of April 1, 2007, by and between Structured Asset Mortgage Investments II Inc. and EMC Mortgage Corporation ("EMC").

2. Seller's Warranties and Servicing Agreement, dated as of September 1, 2002, by and between Countrywide Home Loans, Inc. and EMC, as amended.

------------------------------------------------------------------------------




                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                      Owner

                                       and

                            EMC MORTGAGE CORPORATION
                                    Servicer

                               SERVICING AGREEMENT

                            Dated as of April 1, 2007

             Structured Asset Mortgage Investments II Trust 2007-AR3
                       Mortgage Pass-Through Certificates

                                 Series 2007-AR3



------------------------------------------------------------------------------



Article I DEFINITIONS.............................................................................................1

     Section 1.01.    Defined Terms...............................................................................1

Article II SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND
     RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS.................................................................11

     Section 2.01.    Servicing of Mortgage Loans.................................................................11
     Section 2.02.    Maintenance of Servicing Files..............................................................11
     Section 2.03.    Books and Records...........................................................................11
     Section 2.04.    Transfer of Mortgage Loans..................................................................12
     Section 2.05.    Delivery of Mortgage Loan Documents.........................................................12

Article III REPRESENTATIONS AND WARRANTIES OF THE SERVICER........................................................13


Article IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.........................................................15

     Section 4.01.    Servicer to Act as Servicer.................................................................15
     Section 4.02.    Collection of Mortgage Loan Payments........................................................17
     Section 4.03.    Realization Upon Defaulted Mortgage Loans...................................................18
     Section 4.04.    Establishment of Custodial Accounts; Deposits in Custodial Accounts.........................18
     Section 4.05.    Permitted Withdrawals From the Custodial Account............................................20
     Section 4.06.    Establishment of Escrow Accounts; Deposits in Escrow Accounts...............................20
     Section 4.07.    Permitted Withdrawals From Escrow Account...................................................21
     Section 4.08.    Payment of Taxes, Insurance and Other Charges, Maintenance of Primary Mortgage
                      Insurance Policies, Collections Thereunder..................................................22
     Section 4.09.    Transfer of Accounts........................................................................23
     Section 4.10.    Maintenance of Hazard Insurance.............................................................23
     Section 4.11.    Maintenance of Mortgage Impairment Insurance Policy.........................................24
     Section 4.12.    Fidelity Bond, Errors and Omissions Insurance...............................................24
     Section 4.13.    Title, Management and Disposition of REO Property...........................................25
     Section 4.14.    Notification of Adjustments.................................................................26

Article V PAYMENTS TO THE OWNER...................................................................................27

     Section 5.01.    Remittances.................................................................................27
     Section 5.02.    Statements to the Owner and the Master Servicer.............................................28
     Section 5.03.    Monthly Advances by the Servicer............................................................29
     Section 5.04.    Liquidation Reports.........................................................................29

Article VI GENERAL SERVICING PROCEDURES...........................................................................29

     Section 6.01.    Assumption Agreements.......................................................................29
     Section 6.02.    Satisfaction of Mortgages and Release of Mortgage Loan Documents............................30
     Section 6.03.    Servicing Compensation......................................................................31
     Section 6.04.    Annual Statement as to Compliance; Annual Certification.....................................31
     Section 6.05.    [Reserved]..................................................................................32


                                       i


     Section 6.06.    Owner's Right to Examine Servicer Records...................................................32
     Section 6.07.    Compliance with REMIC Provisions............................................................32
     Section 6.08.    Non-solicitation............................................................................33
     Section 6.09.    Assessment of Compliance with Servicing Criteria............................................33
     Section 6.10.    Intent of the Parties; Reasonableness.......................................................34

Article VII REPORTS TO BE PREPARED BY SERVICER....................................................................35

     Section 7.01.    Servicer Shall Provide Information as Reasonably Required...................................35

Article VIII THE SERVICER.........................................................................................35

     Section 8.01.    Indemnification; Third Party Claims.........................................................35
     Section 8.02.    Merger or Consolidation of the Servicer.....................................................35
     Section 8.03.    Limitation on Liability of the Servicer and Others..........................................36
     Section 8.04.    Servicer Not to Resign......................................................................36
     Section 8.05.    No Transfer of Servicing....................................................................37

Article IX DEFAULT................................................................................................37

     Section 9.01.    Events of Default...........................................................................37
     Section 9.02.    Waiver of Defaults..........................................................................39

Article X TERMINATION.............................................................................................39

     Section 10.01.   Termination.................................................................................39
     Section 10.02.   Cooperation of Servicer with a Reconstitution...............................................39
     Section 10.03.   Master Servicer.............................................................................43

Article XI MISCELLANEOUS PROVISIONS...............................................................................44

     Section 11.01.   Successor to the Servicer...................................................................44
     Section 11.02.   Amendment...................................................................................45
     Section 11.03.   Recordation of Agreement....................................................................45
     Section 11.04.   Governing Law...............................................................................45
     Section 11.05.   Notices.....................................................................................45
     Section 11.06.   Severability of Provisions..................................................................46
     Section 11.07.   Exhibits....................................................................................47
     Section 11.08.   General Interpretive Principles.............................................................47
     Section 11.09.   Reproduction of Documents...................................................................47
     Section 11.10.   Confidentiality of Information..............................................................48
     Section 11.11.   Assignment by the Owner.....................................................................48
     Section 11.12.   No Partnership..............................................................................48
     Section 11.13.   Execution, Successors and Assigns...........................................................48
     Section 11.14.   Entire Agreement............................................................................48
     Section 11.15.   Use of Subservicers and Subcontractors......................................................48
     Section 11.16.   Third Party Beneficiary.....................................................................49

EXHIBITS

Exhibit A         Mortgage Loan Schedule
Exhibit B         Custodial Account Letter Agreement
Exhibit C         Escrow Account Letter Agreement
Exhibit D         Form of Request for Release
Exhibit E         Reporting Data for Monthly Report
Exhibit F         Reporting Data for Defaulted Loans
Exhibit G         Form of Owner Certification
Exhibit H         Summary of Regulation AB Servicing Criteria
Exhibit I         Summary of Applicable Regulation AB Requirements
Exhibit J         Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit K         Reporting Data for Realized Losses and Gains

     THIS IS A SERVICING AGREEMENT, dated as of April 1, 2007, and is executed between Structured Asset Mortgage Investments II Inc. (the "Owner") and EMC Mortgage Corporation (the "Servicer").

                              W I T N E S S E T H :

     WHEREAS, the Owner is the owner of the Mortgage Loans;

     WHEREAS, the Owner and the Servicer wish to prescribe the permanent management, servicing and control of the Mortgage Loans;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01. Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

     Accepted Servicing Practices: The procedures, including prudent collection and loan administration procedures, and the standard of care (i) employed by prudent mortgage servicers which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgage Properties are located or (ii) in accordance with the Fannie Mae Guide or Freddie Mac Guide, subject to any variances negotiated with Fannie Mae or Freddie Mac and subject to the express provisions of this Agreement. Such standard of care shall not be lower than that the Servicer customarily employs and exercises in servicing and administering similar mortgage loans for its own account and shall be in full compliance with all federal, state, and local laws, ordinances, rules and regulations.

     Adjustment Date: As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

     Agreement: This Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

     ARM Loans: First lien, conventional, 1-4 family residential Mortgage Loans with interest rates which adjust from time to time in accordance with the related Index and are subject to Periodic Rate Caps and Lifetime Rate Caps and which may permit conversion to fixed interest rates.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the States of Maryland, Minnesota, New

York or the jurisdiction in which the Servicer conducts its servicing activities, or (iii) a day on which banks in the States of Maryland, Minnesota, New York or the jurisdiction in which the Servicer conducts its servicing activities are authorized or obligated by law or executive order to be closed.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Commission or SEC: The Securities and Exchange Commission.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Custodial Account: One or more demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "SAMI 2007-AR3 Custodial Account in trust for SAMI II, Owner of Whole Loan Mortgages and various Mortgagors" established at a Qualified Depository, each of which accounts shall be held by such Qualified Depository in a fiduciary capacity, separate and apart from its funds and general assets.

     Custodian: Either Wells Fargo Bank, National Association, or Treasury Bank, a division of Countrywide Bank FSB, or such other custodian as Owner shall designate.

     Cut-off Date: With respect to any Mortgage Loan, the opening of business on the first day of the month in which the related closing date with respect to such Mortgage Loan occurs.

     Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the last day of the month in which such payment was due. For example, a Mortgage Loan with a payment due on December 1 that remained unpaid as of the close of business on December 31 would then be considered to be 30 to 59 days delinquent. Similarly for "60 days delinquent," "90 days delinquent" and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last Business Day of each month. This method of determining delinquencies is also referred to as the MBA method.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Pass-Through Transfer.

     Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the Remittance Date.

     Due Date: Each day on which payments of principal and interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

     Escrow Account: The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "SAMI 2007-AR3 Escrow Account, in trust for SAMI II, Owner of Whole Loan Mortgages and various Mortgagors" and shall be established at a Qualified Depository, each of which accounts shall in no event contain funds in excess of the FDIC insurance limits.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

     Event of Default: Any one of the conditions or circumstances enumerated in
Section 9.01.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: Fannie Mae, or any successor thereto.

     Fannie Mae Guide: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

     Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to
Section 4.12.

     FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

     Freddie Mac: Freddie Mac, or any successor thereto.

     Freddie Mac Guide: The Freddie Mac Selling Guide and the Freddie Mac Servicing Guide and all amendments or additions thereto.

     Full Principal Prepayment: A Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     GAAP: Generally accepted accounting procedures, consistently applied.

     HUD: The United States Department of Housing and Urban Development or any successor.

     Index: With respect to each ARM Loan, on the related Adjustment Date, the index used to determine the Mortgage Interest Rate on each such ARM Loan.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Lifetime Rate Cap: With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

     Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

     Margin: With respect to each ARM Loan, the fixed percentage amount set forth in each related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

     Master Servicer: Wells Fargo Bank, National Association, its successors in interest and assigns, or any successor thereto designated by the Owner.

     Monthly Advance: The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 5.03.

     Monthly Payment: With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

     Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

     Mortgage Loan: An individual Mortgage Loan described herein and as further identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     Mortgage Loan Documents: The original mortgage loan legal documents held by the Custodian.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

     Mortgage Loan Schedule: The schedule of Mortgage Loans attached hereto as Exhibit A, such schedule being acceptable to the Owner and the Servicer.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The underlying real property securing repayment of a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Negative Amortization: The portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on a Mortgage Loan, including an Option ARM Mortgage Loan, for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the related Mortgage Loan.

     Net Liquidation Proceeds: As to any Mortgage Loan, Liquidation Proceeds net of unreimbursed Servicing Advances, Servicing Fees and Monthly Advances and expenses incurred by the Servicer in connection with the liquidation of the Mortgage Loan and the related Mortgaged Property.

     Nonrecoverable Advance: Any advance previously made by the Servicer pursuant to Section 5.03 or any Servicing Advance proposed to be made by the Servicer in respect of a Mortgage Loan or REO Property which, in the good faith judgment of the Servicer, may not be ultimately recoverable by the Servicer from Liquidation Proceeds or Insurance Proceeds on such Mortgage Loan or REO Property as provided herein. The determination by the Servicer that it has made a Nonrecoverable Advance, or that a proposed advance may constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Owner.

     Option ARM Mortgage Loan: An ARM Loan which (i) provides the Mortgagor with multiple Monthly Payment options and (ii) may result in Negative Amortization, as set forth in the Servicer's underwriting guidelines.

     Owner: Structured Asset Mortgage Investments II Inc., its successors in interest and assigns (including the Trustee in connection with a Pass-Through Transfer).

     Partial Principal Prepayment: A Principal Prepayment by a Mortgagor of a partial principal balance of a Mortgage Loan.

     Pass-Through Transfer: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Periodic Rate Cap: With respect to each ARM Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date.

     Permitted Investments: Any one or more of the following obligations or securities:

          (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including any Trustee or the Master Servicer) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

          (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

          (iv) securities bearing interest or sold at a discount issued by any corporation (including any Trustee or the Master Servicer) incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in one of the two highest rating categories by each Rating Agency at the time of such investment;

          (vi) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency; and

          (vii) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and other securities (including money market or common trust funds for which any Trustee or the Master Servicer or any affiliate thereof acts as a manager or an advisor) and which money market funds are rated in one of the two highest rating categories by each Rating Agency;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Prepayment Charge: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Prepayment Interest Excess: With respect to any Remittance Date, for each Mortgage Loan that was the subject of a Partial Principal Prepayment during the preceding calendar month or a Full Principal Prepayment during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Remittance Date occurs and the Determination Date of the calendar month in which such Remittance Date occurs, an amount equal to interest (to the extent received) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Remittance Date occurs and ending on the last date through which interest is collected from the related Mortgagor.

     Prepayment Interest Shortfall: With respect to any Remittance Date, for each such Mortgage Loan that was the subject of a Partial Principal Prepayment during the preceding calendar month or a Full Principal Prepayment during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Remittance Date occurs, an amount equal to interest (to be paid by the Servicer out of its own funds without reimbursement therefor) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding such Remittance Date.

     Prepayment Period: As to any Remittance Date, (a) in the case of Full Principal Prepayments, other than with respect to the initial Remittance Date, the period commencing on the 16th day of the month prior to the month in which the related Remittance Date occurs and ending on the 15th day of the month in which such Remittance Date occurs, and, in the case of the initial Remittance Date, the period commencing on the Cut-off Date and ending on the 15th day of the month in which such Remittance Date occurs and (b) in the case of Partial Principal Prepayments or other recoveries, the preceding calendar month.

     Primary Mortgage Insurance Policy: Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

     Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan full or partial which is received in advance of its scheduled Due Date, including any Prepayment Charge, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Qualified Appraiser: An appraiser, duly appointed by the Servicer, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, which appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

     Qualified Depository: (a) The Custodian, (b) a depository, the accounts of which are insured by the FDIC and the short term debt ratings and the long term deposit ratings of which are rated in one of the two highest rating categories by either of Moody's Investors Service, Inc. or Fitch, Inc., or (c) a depository, the short-term debt obligations, or other short-term deposits of which are rated at least `A-2' and the long-term unsecured debt obligations of which are rated at least `AA-' by Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc.

     Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae and Freddie Mac.

     Rating Agency: Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc., and Moody's Investors Service, Inc.

     Reconstitution Agreement: Any agreement involving any Pass-Through Transfer or Whole Loan Transfer.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: The provisions of the Federal income tax law relating to a REMIC, which appear at Section 860A through 860G of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The Remittance Date shall be the 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day.

     REO Disposition: The final sale by the Servicer of any REO Property.

     REO Disposition Proceeds: Amounts received by the Servicer in connection with a related REO Disposition.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

     SAMI II: Structured Asset Mortgage Investments II Inc.

     Sarbanes Certification: A certification required pursuant to The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations or amendments thereof by the Commission's staff).

     Securities Act: The Securities Act of 1933, as amended.

     Securities Administrator: The securities administrator with respect to any Pass-Through Transfer.

     Servicer: EMC Mortgage Corporation, or any of its successors in interest or any successor under this Agreement appointed as herein provided.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and
(e) compliance with the obligations under Section 4.08.

     Servicing Criteria: As of any date of determination, the "servicing criteria" set forth in Item 1122(d) of Regulation AB, or any amendments thereto, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit H for convenience of reference only. In the event of a conflict or inconsistency between the terms of Exhibit H and the text of Item 1122(d) of Regulation AB, the text of Item 1122(d) of Regulation AB shall control (or those Servicing Criteria otherwise mutually agreed to by the Owner, the Servicer and any Person that will be responsible for signing any Sarbanes Certification with respect to a Pass-Through Transfer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit H).

     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual servicing fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable from the interest portion of such Monthly Payment collected by the Servicer or as otherwise provided under
Section 4.05.

     Servicing Fee Rate: The Servicing Fee Rate shall be a rate per annum equal to 0.375%.

     Servicing File: The documents, records and other items pertaining to a particular Mortgage Loan and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer's possession.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

     Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan after giving effect to payments of principal due and received or for which a Monthly Advance has been made, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan representing Principal Prepayments.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     Trustee: The Person appointed as trustee in connection with any Pass-Through Transfer.

     Whole Loan Transfer: The sale or transfer of some or all of the ownership interest in the Mortgage Loans by the Owner to one or more third parties in whole loan or participation format, which third party may be Fannie Mae or Freddie Mac.

                                   ARTICLE II
           SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES;
             BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

     Section 2.01. Servicing of Mortgage Loans.

     The Servicer does hereby agree to service the Mortgage Loans in accordance with the terms of this Agreement. The rights of the Owner to receive payments with respect to the Mortgage Loans shall be as set forth in this Agreement.

     Section 2.02. Maintenance of Servicing Files.

     The Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans. The possession of each Servicing File by the Servicer is for the sole purpose of servicing the Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The Servicer acknowledges that the ownership of each Mortgage Loan, including the Note, the Mortgage, all other Mortgage Loan Documents and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Owner. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the exclusive benefit of the Owner as the owner of the related Mortgage Loans. Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the related Mortgage Loans by the Owner. The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans, such written instructions shall not be required.

     Section 2.03. Books and Records.

     The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide.

     The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Owner or its designee the related Servicing File (or copies thereof) during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

     Section 2.04. Transfer of Mortgage Loans.

     No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Servicer in accordance with this Section
2.04. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in accordance with Sections 10.02 and 11.12, provided, however, that the transferee will not be deemed to be an Owner hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an assignment and assumption of this Agreement reasonably acceptable to the Servicer. The Owner shall advise the Servicer in writing of the transfer. Upon receipt of notice of the permitted transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

     Section 2.05. Delivery of Mortgage Loan Documents.

     The Servicer shall forward to the Custodian on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within 4 week(s) of their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner with a certified true copy of any such document submitted for recordation within 4 week(s) after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 180 days of its execution. If delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to effect delivery as soon as possible thereafter.

     From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian. If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release attached hereto as Exhibit
D. The Custodian shall deliver to the Servicer within five (5) Business Days, any requested Mortgage Loan Document previously delivered to the Custodian, provided that such documentation is promptly returned to the Custodian when the Servicer no longer requires possession of the document, and provided that during the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE SERVICER

     The Servicer represents, warrants and covenants to the Owner that as of the date hereof or as of such date specifically provided herein:

     (a) The Servicer is a validly existing corporation in good standing under the laws of the State of its organization and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

     (b) The Servicer has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

     (c) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's articles of incorporation or by-laws or materially conflict with or result in a breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

     (d) There is no litigation pending or, to the Servicer's knowledge, threatened with respect to the Servicer which is reasonably likely to have a material adverse effect on the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer;

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

     (f) The Servicer is an approved seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac. The Servicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

     (g) As of the date of each Pass-Through Transfer, and except as has been otherwise disclosed to the Owner, the Master Servicer and any Depositor, or disclosed in any public filing: (1) no default or servicing related performance trigger has occurred as to any other Pass-Through Transfer due to any act or failure to act of the Servicer; (2) no material noncompliance with applicable servicing criteria as to any other Pass-Through Transfer has occurred, been disclosed or reported by the Servicer; (3) the Servicer has not been terminated as servicer in a residential mortgage loan Pass-Through Transfer, either due to a servicing default or to application of a servicing performance test or trigger; (4) no material changes to the Servicer's servicing policies and procedures for similar loans have occurred in the preceding three years outside of the normal changes warranted by regulatory and product type changes in the portfolio; (5) there are no aspects of the Servicer's financial condition that could have a material adverse impact on the performance by the Servicer of its obligations hereunder; (6) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Servicer that could be material to investors in the securities issued in such Pass-Through Transfer; and (7) there are no affiliations, relationships or transactions relating to the Servicer of a type that are described under Item 1119 of Regulation AB;

     (h) If so requested by the Owner, the Master Servicer or any Depositor on any date, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in clause (g) of this Article or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party;

     (i) Notwithstanding anything to the contrary in the Agreement, the Servicer shall (or shall cause each Subservicer) (i) immediately notify the Owner, the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Pass-Through Transfer between the Servicer or any Subservicer and any of the parties specified in clause (7) of paragraph (g) of this Article (and any other parties identified in writing by the requesting party) with respect to such Pass-Through Transfer, (C) any Event of

Default under the terms of this Agreement or any Reconstitution Agreement,
(D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships;

     (j) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner, the Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner, the Master Servicer and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner, the Master Servicer and such Depositor, all information reasonably requested by the Owner, the Master Servicer or any Depositor in order to comply with its reporting obligation under
Item 6.02 of Form 8-K with respect to any class of asset-backed securities; and

     (k) Servicer has delivered to the Owner and the Master Servicer financial statements of its parent, for its last two complete fiscal years. All such financial information fairly presents the pertinent results of operations and financial position for the period identified and has been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the servicing policies and procedures, business, operations, financial condition, properties or assets of the Servicer since the date of the Servicer's financial information that would have a material adverse effect on its ability to perform its obligations under this Agreement.

                                   ARTICLE IV
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 4.01. Servicer to Act as Servicer.

     The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices (giving due consideration to the Owner's reliance on the Servicer), and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices and shall exercise the same care that it customarily employs for its own account. In addition, the Servicer shall furnish information regarding the borrower credit files related to such Mortgage Loan to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations. Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in accordance with Accepted Servicing Practices in compliance with the servicing provisions of the Fannie Mae Guide, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of

Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, and title insurance, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guide, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer. The Owner may, at its option, deliver powers-of-attorney to the Servicer sufficient to allow the Servicer as servicer to execute all documentation requiring execution on behalf of Owner with respect to the servicing of the Mortgage Loans, including satisfactions, partial releases, modifications and foreclosure documentation or, in the alternative, shall as promptly as reasonably possible, execute and return such documentation to the Servicer.

     Consistent with and in addition to the terms set forth in this Agreement, if a Mortgage Loan is in default or such default is reasonably foreseeable, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any mortgagor, including without limitation, to (1) capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, (2) defer such amounts to a later date or the final payment date of such Mortgage Loan, (3) extend the maturity of any such Mortgage Loan, (4) amend the related Mortgage Note to reduce the related Mortgage Rate with respect to any Mortgage Loan, (5) convert the Mortgage Rate on any Mortgage Loan from a fixed rate to an adjustable rate or vice versa, (6) with respect to a mortgage loan with an initial fixed rate period followed by an adjustable rate period, extend the fixed period and reduce the adjustable rate period, and/or (7) forgive the amount of any interest and principal owed by the related Mortgagor; provided that, in the Servicer's reasonable and prudent determination, such waiver, modification, postponement or indulgence: (A) is not materially adverse to the interests of the Owner on a present value basis using reasonable assumptions (including taking into account any estimated Realized Loss (as such term is defined in the related pooling and servicing agreement) that might result absent such action); and (B) does not amend the related Mortgage Note to extend the maturity thereof later than the date of the Latest Possible Maturity Date (as such term is defined in the related pooling and servicing agreement); provided, further, with respect to any Mortgage Loan that is not in default or if default is not reasonably foreseeable, unless the Servicer has provided to the Owner a certification addressed to the Owner, based on the advice of counsel or certified public accountants that have a national reputation with respect to taxation of REMICs that a modification of such Mortgage Loan will not result in the imposition of taxes on or disqualify from REMIC status any of the REMICs and has obtained the prior written consent of the Owner, the Servicer shall not permit any modification with respect to any Mortgage Loan.

     The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. Any such subservicer must be a Fannie Mae approved seller/servicer or a Freddie Mac seller/servicer in good standing and no event shall have occurred, including but not limited to, a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee.

     At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01 or 10.01, and if requested to do so by the Owner, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer's own funds without reimbursement from the Owner.

     Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Owner shall have no obligations, duties or liabilities with respect to such Subservicer including no obligation, duty or liability of Owner to pay such subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

     Section 4.02. Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer will proceed with diligence to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     The Servicer shall not waive any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the mortgage debt has been accelerated in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge is waived, but does not meet the standards described above, then the Servicer is required to pay the amount of such waived Prepayment Charge by remitting such amount to the Owner by the Remittance Date.

     Section 4.03. Realization Upon Defaulted Mortgage Loans.

     The Servicer shall use its reasonable efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account and the requirements of the Fannie Mae Guide, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 4.01. In determining the delinquency status of any Mortgage Loan, the Servicer will apply the definition of Delinquent as such term is defined under the related pooling and servicing agreement. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor as provided in Section 4.05. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection. After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

     Section 4.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts. Each Custodial Account shall be established with a Qualified Depository. To the extent such funds are not deposited in a Custodial Account, such funds may be invested in Permitted Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer). Custodial Accounts will be reconciled within 45 calendar days after the bank statement cut-off date. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Custodial Account, out of the Servicer's own funds, with no right to reimbursement therefor.

     The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Custodial Account or Accounts no later than two business days after receipt and identification of funds and retain therein the following payments and collections:

          (i) all payments on account of principal, including Principal Prepayments (inclusive of any Prepayment Charges), on the Mortgage Loans received after the Cut-off Date;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the related Mortgage Loan Remittance Rate received after the Cut-off Date;

          (iii) all Net Liquidation Proceeds received after the Cut-off Date;

          (iv) any net amounts received by the Servicer after the Cut-off Date in connection with any REO Property pursuant to Section 4.13;

          (v) all Insurance Proceeds received after the Cut-off Date including amounts required to be deposited pursuant to Sections 4.08 and 4.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (vi) all Condemnation Proceeds affecting any Mortgaged Property received after the Cut-off Date other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (vii) any Monthly Advances as provided in Section 5.03;

          (viii) any amounts received after the Cut-off Date and required to be deposited in the Custodial Account pursuant to Section 6.02; and

          (ix) with respect to each full or partial Principal Prepayment received after the Cut-off Date, any Prepayment Interest Shortfalls, to the extent of the Servicer's aggregate Servicing Fee received with respect to the related Due Period.

     The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, and all Prepayment Interest Excess need not be deposited by the Servicer in the Custodial Account.

     Section 4.05. Permitted Withdrawals From the Custodial Account.

     The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

          (i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

          (ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) of principal and/or interest respecting which any such advance was made;

          (iii) to reimburse itself for unreimbursed Servicing Advances and Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received after the Cut-off Date related to such Mortgage Loan;

          (iv) to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) the Servicing Fee from that portion of any payment recovery attributable to interest on a particular Mortgage Loan;

          (v) to reimburse itself for any Nonrecoverable Advances;

          (vi) to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof;

          (vii) to reimburse itself as provided in Section 8.03 hereof;

          (viii) to remove funds inadvertently placed in the Custodial Account in error by the Servicer; and

          (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

     Section 4.06. Establishment of Escrow Accounts; Deposits in Escrow
Accounts.

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be established with a Qualified Depository. To the extent such funds are not deposited in an Escrow Account, such funds may be invested in Permitted Investments. Funds deposited in an Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C. The original of such letter agreement shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Escrow Account, as appropriate, out of the Servicer's own funds, with no right to reimbursement therefor.

     The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Escrow Account or Accounts no later than 48 hours after receipt of funds and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any items as are required under the terms of this Agreement;

          (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

          (iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

     The Servicer shall make withdrawals from an Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in and in accordance with Section 4.07. Except as provided in Section 4.07, the Servicer shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the Qualified Depository.

     Section 4.07. Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items;

          (ii) to reimburse Servicer for any Servicing Advance made by Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

          (iii) to refund to the Mortgagor any funds as may be determined to be overages;

          (iv) for transfer to the Custodial Account in connection with an acquisition of REO Property;

          (v) for application to restoration or repair of the Mortgaged
     Property;

          (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06;

          (viii) to remove funds inadvertently placed in an Escrow Account in error by the Servicer; and

          (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

     As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in an Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

     Section 4.08. Payment of Taxes, Insurance and Other Charges, Maintenance of Primary Mortgage Insurance Policies, Collections Thereunder.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor when due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

     The Servicer will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the ratio of the current outstanding principal balance of the related Mortgage Loan to the appraised value of the related Mortgaged Property, based on the most recent appraisal of the Mortgaged Property performed by a Qualified Appraiser, such appraisal to be included in the Servicing File, is reduced to an amount for which Fannie Mae no longer requires such insurance to be maintained. The Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to
Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

     Section 4.09. Transfer of Accounts.

     The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. The Servicer shall notify the Owner of any such transfer within 15 Business Days of transfer. If any one of the investment ratings of a Qualified Depository holding funds or Eligible Investments in the Custodial Account or Escrow Account is downgraded by the issuing rating agency, the Servicer shall, within three (3) Business Days of receipt of notice of the downgrading, transfer all such accounts, funds and Permitted Investments to a different Qualified Depository in accordance with this Agreement.

     Section 4.10. Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or
(ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 4.05. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than pursuant to the Fannie Mae Guide or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

     Section 4.11. Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on all of Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with
Section 4.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

     Section 4.12. Fidelity Bond, Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Guide. The Servicer shall, upon request of Owner, deliver to the Owner a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner. The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated. The Owner and its successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.

     Section 4.13. Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee. Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

     The Servicer shall assume the responsibility for marketing each REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition, unless a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held and
(i) the Owner shall have been supplied with an Opinion of Counsel (at the Servicer's expense) to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by
Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any

REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

     Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold or managed in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within a meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.

     The Servicer shall deposit or cause to be deposited, on a daily basis in each Custodial Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof. The Servicer shall maintain separate records with respect to each REO Property identifying all deposits and withdrawals from the Custodial Account for each REO Property.

     The Servicer shall furnish to the Owner on each Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Owner shall reasonably request.

     The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae Guide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner. The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances, or Monthly Advances made pursuant to Section 5.03.

     The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. The Servicer shall make or cause the inspector to make a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Owner.

     Section 4.14. Notification of Adjustments.

     With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused to the Owner thereby.

                                   ARTICLE V
                              PAYMENTS TO THE OWNER

     Section 5.01. Remittances.

     On each Remittance Date, the Servicer shall remit to the Owner (i) all amounts credited to the Custodial Account as of the close of business on the last day of the calendar month preceding the Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, except (a) Full Principal Prepayments received on or before the 15th day of the month in which a Remittance Date occurs shall be remitted to the Owner on the Remittance Date of such month, and (b) Full Principal Prepayments received after the 15th day of the month in which a Remittance Date occurs shall be remitted to the Owner on the next following Remittance Date, plus, to the extent not already deposited in the Custodial Account, the sum of (ii) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 5.03 and
(iii) all Prepayment Interest Shortfalls the Servicer is required to make up pursuant to Section 4.04, minus (iv) any amounts attributable to Monthly Payments collected after the Cut-off Date but due on a Due Date or Dates subsequent to the last day of the related Due Period, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.

     With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be remitted to the Owner by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

     Section 5.02. Statements to the Owner and the Master Servicer.

     The Servicer shall furnish to the Owner and the Master Servicer an individual Mortgage Loan accounting report (a "Report"), as of the last Business Day of each month and the end of the related Prepayment Period, as applicable, in the Servicer's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, such Report shall be received by the Owner and the Master Servicer no later than the tenth calendar day of the month of the related Remittance Date (or, with respect to information as to Full Principal Prepayments and prepayment penalties no later than one (1) Business Day after the end of each Prepayment Period), a report in an Excel (or compatible) electronic format, in such format as may be mutually agreed upon by both the Owner and the Servicer, and which shall provide the information required to be contained in the monthly statements to certificateholders as specified in the related pooling and servicing agreement, to the extent applicable to the Servicer.

     In addition, the Servicer shall provide to the Master Servicer and the Owner such other information known or available to the Servicer that is necessary in order to provide the distribution and pool performance information as required under Regulation AB, as amended from time to time, as determined by the Owner in its sole discretion. The Servicer shall also provide a monthly report, in the form of Exhibit E or Exhibit E-1 attached hereto, or such other form as is mutually acceptable to the Servicer, the Owner and the Master Servicer, Exhibit F or Exhibit F-1 attached hereto, or such other form as is mutually acceptable to the Servicer, the Owner and the Master Servicer with respect to defaulted mortgage loans and Exhibit K, with respect to realized losses and gains, with each such report.

     The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Owner or the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Owner and the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Owner and the Master Servicer to prepare its federal income tax return as Owner and the Master Servicer may reasonably request from time to time.

     In addition, not more than 60 days after the end of each calendar year, the Servicer shall furnish to each Person who was an Owner and the Master Servicer at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances of principal and interest for the applicable portion of such year.

     Section 5.03. Monthly Advances by the Servicer.

     Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 4.01, of Monthly Payments, adjusted to the related Mortgage Loan Remittance Rate, which are delinquent at the close of business on the related Determination Date; provided, however, that in the case of any Option ARM Mortgage Loan or Mortgage Loan having a Negative Amortization feature, such deposit by the Servicer need not exceed scheduled monthly payment of interest due thereon; and provided further, however, that the amount of any such deposit may be reduced by the Amount Held for Future Distribution (as defined below) then on deposit in the Custodial Account. Any portion of the Amount Held for Future Distribution used to pay Monthly Advances shall be replaced by the Servicer by deposit into the Custodial Account on any future


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


Remittance Date to the extent that the funds that are available in the Custodial Account for remittance to the Owner on such Remittance Date are less than the amount of payments required to be made to the Owner on such Remittance Date.

     The "Amount Held for Future Distribution" as to any Remittance Date shall be the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date which were received after the Cut-off Date on account of (i) Liquidation Proceeds, Insurance Proceeds, and Principal Prepayments received or made in the month of such Remittance Date, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

     The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the final disposition or liquidation of the Mortgaged Property, unless the Servicer deems such advance to be nonrecoverable from Liquidation Proceeds, REO Disposition Proceeds or Insurance Proceeds with respect to the applicable Mortgage Loan. In such latter event, the Servicer shall deliver to the Owner an Officer's Certificate of the Servicer to the effect that an officer of the Servicer has reviewed the related Servicing File and has obtained a recent appraisal and has made the reasonable determination that any additional advances are nonrecoverable from Liquidation or Insurance Proceeds with respect to the applicable Mortgage Loan.

     Section 5.04. Liquidation Reports.

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property in such form as the Servicer and the Owner shall agree. The Servicer shall also provide reports on the status of REO Property containing such information as Owner may reasonably require.

                                   ARTICLE VI
                          GENERAL SERVICING PROCEDURES

     Section 6.01. Assumption Agreements.

     The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section


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


6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

     In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of the Fannie Mae Guide. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

     Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     Section 6.02. Satisfaction of Mortgages and Release of Mortgage Loan Documents.

     Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Custodian with a certification and request for release by a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been so deposited, and a request for delivery to the Servicer of the portion of the Mortgage Loan Documents held by the Custodian. Upon receipt of such certification and request, the Owner shall promptly release or cause the Custodian to promptly release the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and deliver for execution by the Owner or at the Owner's option execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

     In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand, shall remit within one Business Day to the Owner the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.


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


     From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, the Custodian shall release the portion of the Mortgage Loan Documents held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner or the Custodian, as applicable, to the Servicer.

     Section 6.03. Servicing Compensation.

     As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in
Section 6.01, late payment charges (exclusive of any Prepayment Charges) and other ancillary fees shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

     Section 6.04. Annual Statement as to Compliance; Annual Certification.

     (a) The Servicer will deliver to the Owner and the Master Servicer, not later than March 15th of each calendar year beginning in 2008, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. Copies of such statement shall be provided by the Servicer to the Owner upon request and by the Owner to any Person identified as a prospective purchaser of the Mortgage Loans. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall deliver an Annual Statement of Compliance of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer.


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


     (b) With respect to the Mortgage Loans, by March 15th of each calendar year beginning in 2008, an officer of the Servicer shall execute and deliver an Officer's Certificate (an "Annual Certification") to the Owner, the Master Servicer, the Securities Administrator, and any related Depositor for the benefit of each such entity and such entity's affiliates and the officers, directors and agents of any such entity and such entity's affiliates, in the form attached hereto as Exhibit G. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer or a Subcontractor, to the extent such Subcontractor is "participating in the servicing function" pursuant to Item 1122 of Regulation AB, the Servicer shall deliver an Annual Certification as to each such Subservicer and Subcontractor, as and when required with respect to the Servicer.

     The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 6.04 or Section 6.09 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 6.04 or Section 6.09 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

     Upon request by the Owner or the Master Servicer, the Servicer will deliver to such requesting party a copy of the audited (if such financial statements are available, otherwise unaudited) financial statements of the Servicer for the most recent fiscal year of the Servicer.

     Section 6.05. [Reserved]

     Section 6.06. Owner's Right to Examine Servicer Records.

     The Owner shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

     The Servicer shall provide to the Owner and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal or state government regulations.

     Section 6.07. Compliance with REMIC Provisions.


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


     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contribution" to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     Section 6.08. Non-solicitation.

     The Servicer shall not knowingly conduct any solicitation exclusively targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans. It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this section. Nothing contained herein shall prohibit the Servicer from
(i) distributing to Mortgagors any general advertising including information brochures, coupon books, or other similar documentation which indicates services the Servicer offers, including refinances or (ii) providing financing of home equity loans to Mortgagors at the Mortgagor's request.

     Section 6.09. Assessment of Compliance with Servicing Criteria.

     On and after April 1, 2007, the Servicer shall service and administer, and shall cause each subservicer to service or administer, the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria.

     With respect to the Mortgage Loans, the Servicer shall deliver to the Owner or its designee, the Master Servicer, the Securities Administrator, and any Depositor on or before March 15th of each calendar year beginning in 2008, a report (an "Assessment of Compliance") regarding the Servicer's assessment of compliance with the Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, or as otherwise required by the Master Servicer, which as of the date hereof, require a report by an authorized officer of the Servicer that contains the following:

     (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

     (b) A statement by such officer that such officer used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to the Servicer;

     (c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

     (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

     (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

     Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit J hereto.

     With respect to the Mortgage Loans, on or before March 15th of each calendar year beginning in 2008, the Servicer shall furnish to the Owner or its designee, the Master Servicer, the Securities Administrator and any Depositor a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, or as otherwise required by the Master Servicer, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

     The Servicer shall cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 11.15 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner, the Master Servicer, the Securities Administrator and any Depositor an assessment of compliance and accountants' attestation as and when provided in Section 6.09.

     Section 6.10. Intent of the Parties; Reasonableness.

     The Owner and the Servicer acknowledge and agree that a purpose of clause
(g) of Article III, Sections 5.02, 6.04, 6.09 and 10.02 of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. None of the Owner, the Master Servicer or any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Pass-Through Transfer, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner or any Depositor to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

                                  ARTICLE VII
                       REPORTS TO BE PREPARED BY SERVICER

     Section 7.01. Servicer Shall Provide Information as Reasonably Required.

     The Servicer shall furnish to the Owner upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner for a reasonable fee for providing such report or information, unless
(i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service or other regulatory agency requirements. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                                  ARTICLE VIII
                                  THE SERVICER

     Section 8.01. Indemnification; Third Party Claims.

     The Servicer agrees to indemnify the Owner, its successors and assigns, any agent of the Owner, and the Master Servicer, and hold each of such Persons harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Person may sustain in any way related to the failure of the Servicer to perform in any way its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation or warranty of the Servicer contained herein. The Servicer shall immediately notify the Owner or other indemnified Person if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner and such other Indemnified Person and with counsel reasonably satisfactory to the Owner and such Person) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or such other indemnified Person in respect of such claim but failure to so notify the Owner and such other indemnified Person shall not limit its obligations hereunder. The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner and such other indemnified Person unless such settlement includes an unconditional release of the Owner and such other indemnified Person from all liability that is the subject matter of such claim. The provisions of this Section 8.01 shall survive termination of this Agreement.

     Section 8.02. Merger or Consolidation of the Servicer.


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


     The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing.

     Section 8.03. Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform in any way its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of gross negligence or any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Owner respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, which consent shall not be unreasonably withheld, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, and the Servicer shall be entitled to be reimbursed therefor from the Custodial Account pursuant to Section 4.05.

     Section 8.04. Servicer Not to Resign.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall


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


become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 11.01.

     Section 8.05. No Transfer of Servicing.

     With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner, which approval shall not be unreasonably withheld; provided that the Servicer may assign the Agreement and the servicing hereunder without the consent of Owner to an affiliate of the Servicer to which all servicing of the Servicer is assigned so long as (i) such affiliate is a Fannie Mae and Freddie Mac approved servicer and (ii) if it is intended that such affiliate be spun off to the shareholders of the Servicer, such affiliate have a GAAP net worth of at least $25,000,000 and (iii) such affiliate shall deliver to the Owner a certification pursuant to which such affiliate shall agree to be bound by the terms and conditions of this Agreement and shall certify that such affiliate is a Fannie Mae and Freddie Mac approved servicer in good standing.

                                   ARTICLE IX
                                     DEFAULT

     Section 9.01. Events of Default.

     In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

     (i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for one
(1) Business Day after written notice thereof (it being understood that this subparagraph shall not affect Servicer's obligation pursuant to Section 5.01 to pay default interest on any remittance received by the Owner after the Business Day on which such payment was due); or

     (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than those described in clause (ix) hereof), the breach of which has a material adverse effect and which continue unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

     (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

     (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

     (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (vi) the Servicer ceases to be approved by either Fannie Mae or Freddie Mac (to the extent such entities are then operating in a capacity similar to that in which they operate on the date hereof) as a mortgage loan servicer for more than thirty days to the extent such entities perform similar functions; or

     (vii) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein; or

     (viii) the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder; or

     (ix) failure by the Servicer to duly perform, within the required time period, its obligations under Section 6.04, 6.09 or any of clauses (v) through
(viii) of Section 10.02;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may, in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Pass-Through Transfer, appoint a successor servicer reasonably acceptable to the Master Servicer for such Pass-Through Transfer) under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 11.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The

Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

     The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer, if the termination and/or transfer of servicing is for cause related to a servicer default. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     Section 9.02. Waiver of Defaults.

     The Owner may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                    ARTICLE X
                                  TERMINATION

     Section 10.01. Termination.

     The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Servicer and the Owner in writing; or (iii) termination by the Owner pursuant to Section 9.01. Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances.

     Section 10.02. Cooperation of Servicer with a Reconstitution.

     The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, on or after the related closing date, on one or more dates (each a "Reconstitution Date") at the Owner's sole option, the Owner may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

     (a) one or more third party purchasers in one or more in whole loan transfers (each, a "Whole Loan Transfer"); or

     (b) one or more trusts or other entities to be formed as part of one or more Pass-Through Transfers.

     The Servicer agrees to execute in connection with any agreements among the Owner, the Servicer, and any servicer in connection with a Whole Loan Transfer, an assignment, assumption and recognition agreement, or, at Owner's request, a seller's warranties and servicing agreement or a participation and servicing agreement or similar agreement in form and substance reasonably acceptable to the parties, and in connection with a Pass-Through Transfer, a pooling and servicing agreement in form and substance reasonably acceptable to the parties. It is understood that any such Reconstitution Agreements will not contain any greater obligations on the part of Servicer than are contained in this Agreement.

     With respect to each Whole Loan Transfer and each Pass-Through Transfer entered into by the Owner, the Servicer agrees (1) to cooperate fully with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform all Reconstitution Agreements required by the Owner; (3) to restate the representations and warranties set forth in this Agreement as of the settlement or closing date in connection with such Reconstitution (each, a "Reconstitution Date").

     In addition, the Servicer shall provide to such servicer or issuer, as the case may be, and any other participants in such Reconstitution:

     (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall request upon reasonable demand;

     (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably agreed upon by the Servicer and the Owner or any such other participant;

     (iii) within 5 Business Days after request by the Owner, the information with respect to the Servicer (as servicer) as required by Item 1108(b) and (c) of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit I for convenience of reference only, as determined by Owner in its sole discretion. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall provide the information required pursuant to this clause with respect to the Subservicer;

     (iv) within 5 Business Days after request by the Owner,

          (a) information regarding any legal proceedings pending (or known to be contemplated) against the Servicer (as servicer) and each Subservicer as required by Item 1117 of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit I for convenience of reference only, as determined by Owner in its sole discretion,

          (b) information regarding affiliations with respect to the Servicer (as servicer) and each Subservicer as required by Item 1119(a) of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit I for convenience of reference only, as determined by Owner in its sole discretion, and

          (c) information regarding relationships and transactions with respect to the Servicer (as servicer) and each Subservicer as required by Item 1119(b) and (c) of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit I for convenience of reference only, as determined by Owner in its sole discretion;

     (v) for the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Pass-Through Transfer between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Pass-Through Transfer, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships;

     (vi) as a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner, the Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities;

     (vii) in addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Pass-Through Transfer that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

          (B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB); and

     (viii) the Servicer shall provide to the Owner, the Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder.

         In the event of a conflict or inconsistency between the terms of
Exhibit I and the text of the applicable Item of Regulation AB as cited above, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

         The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Pass-Through Transfer: each issuing entity; each Person (including, but not limited to, the Master Servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Pass-Through Transfer, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Pass-Through Transfer; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Section 10.02 by or on behalf of the Servicer, or provided under this Section 10.02, Sections 6.04 and 6.09 and by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach by the Servicer of its obligations under this Section 10.02, including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 10.02, including any failure by the Servicer to identify pursuant to Section 11.15 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

     (iii) any breach by the Servicer of a representation or warranty set forth in Section Article III or in a writing furnished pursuant to clause (h) of
Article III and made as of a date prior to the closing date of the related Pass-Through Transfer, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to clause (h) of Article III to the extent made as of a date subsequent to such closing date; or

     (iv) the negligence bad faith or willful misconduct of the Servicer in connection with its performance under this Section 10.02.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

         In the case of any failure of performance described above, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Pass-Through Transfer, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Pass-Through Transfer, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered pursuant to this Section or Section 6.04 or Section 6.09 as required by the Servicer, any Subservicer or any Subcontractor.

         This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

         All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

     Section 10.03. Master Servicer.

         The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Owner, shall have the same rights as the Owner to enforce the obligations of the Servicer under this Agreement. The Master Servicer, or the entity specified in the related pooling and servicing agreement, shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement if such failure constitutes an Event of Default as provided in Article IX of this Agreement. Notwithstanding anything to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under this Agreement.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

     Section 11.01. Successor to the Servicer.

         Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01 or 10.01(ii), the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under
Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to
Section 8.04, 9.01 or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

         The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Monthly Advances and Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

         Upon a successor's acceptance of appointment as such, the Servicer shall notify the Owner of such appointment.

         All reasonable costs and expenses incurred in connection with replacing the Servicer upon its resignation or the termination of the Servicer in accordance with the terms of this Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with this Agreement, shall be payable on demand by the resigning or terminated Servicer without any right of reimbursement therefor.

     Section 11.02. Amendment.

         This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

     Section 11.03. Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Owner's expense on direction of the Owner accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interest of the Owner or is necessary for the administration or servicing the Mortgage Loans.

     Section 11.04. Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.05. Notices.

         Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

                  (i) if to the Servicer:

                      EMC Mortgage Corporation
                      2780 Lake Vista Drive
                      Lewisville, Texas 75067
                      Attention:  President or General Counsel
                      Telecopier No.:  (469) 759-4714

                  (ii) if to the Owner:

                       Bear, Stearns & Co. Inc.
                       383 Madison Ave.
                       New York, New York 10179
                       Attention:  Global Credit Administration
                       Telecopier No.:  (212) 272-3751


                  (iii) if to the Master Servicer:

                        Wells Fargo Bank, National Association
                        P.O. Box 98
                        Columbia, Maryland 21046
                        Attention:  Master Servicing - Bear Stearns

                        And for overnight delivery to:

                        Wells Fargo Bank, National Association
                        9062 Old Annapolis Road
                        Columbia, Maryland 21045
                        Attention:  Client Manager, SAMI 2007-AR3
                        Telecopier No.:  (410) 715-2380

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     Section 11.06. Severability of Provisions.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     Section 11.07. Exhibits

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 11.08. General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (v) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 11.09. Reproduction of Documents.

         This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 11.10. Confidentiality of Information.

         Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement.

     Section 11.11. Assignment by the Owner.

         The Owner shall have the right, without the consent of the Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an assignment and assumption agreement reasonably acceptable to the Servicer and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. In no event shall Owner sell a partial interest in any Mortgage Loan. All references to the Owner in this Agreement shall be deemed to include its assignees or designees. It is understood and agreed between the Owners and the Servicer that no more than five (5) Persons shall have the right of owner under this Agreement at any one time.

     Section 11.12. No Partnership.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

     Section 11.13. Execution, Successors and Assigns.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.05, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

     Section 11.14. Entire Agreement.

         Each of the Servicer and the Owner acknowledge that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement sets forth the entire understanding between the parties hereto and shall be binding upon all successors of both parties.

     Section 11.15. Use of Subservicers and Subcontractors.

     (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the servicers of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (d) of this Section. The Servicer must notify the Owner, the Master Servicer and any Depositor in writing of any affiliations or relationships that develop following the closing date between the Servicer or any Subservicer.

     (b) The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with clauses (g) and (j) of Article III, Sections 6.04, 6.09 and 10.02 of this Agreement to the same extent as if such Subservicer were the Owner, and to provide the information required with respect to such Subservicer under Section 3.01(i) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner, the Master Servicer and any Depositor any Annual Statement of Compliance required to be delivered by such Subservicer under Section 6.04(a), any Assessment of Compliance and Attestation Report required to be delivered by such Subservicer under Section 6.09, any Annual Certification required under Section 6.04(b), any Additional Form 10-D Disclosure and any Form 8-K Disclosure Information, as and when required to be delivered.

     (c) The Servicer shall promptly upon request provide to the Owner, the Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, the Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     (d) As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 6.07 and 10.02 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any Assessment of Compliance and Attestation Report and other certificates required to be delivered by such Subservicer and such Subcontractor under Section 6.09 (and any Annual Certification required under Section 6.09(b)), in each case as and when required to be delivered.

     Section 11.16. Third Party Beneficiary

         For purposes of this Agreement, each Master Servicer shall be considered a third party beneficiary to this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

         IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

                              EMC MORTGAGE CORPORATION,
                              as Servicer

                              By:
                              Name:
                              Title:


                              STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Owner

                              By:
                              Name:
                              Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT
                                     (date)


To:______________________
_________________________
_________________________
   (the "Depository")

         As "Servicer" under the Servicing Agreement, dated as of April 1, 2007, (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "SAMI 2007-AR3 Custodial Account, in trust for SAMI II, Owner of Whole Loan Mortgages, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                    By:____________________
                    Name:__________________
                    Title:_________________

         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured up to applicable limits by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund or will be invested in Permitted Investments as defined in the Agreement.

                    [                  ]
                    (name of Depository)
                    By:____________________
                    Name:__________________
                    Title:_________________

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT

                                     (date)

To:______________________
_________________________
_________________________
   (the "Depository")


         As "Servicer" under the Servicing Agreement, dated as of April 1, 2007 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "EMC Escrow Account, in trust for SAMI II, Owner of Whole Loan Mortgages, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                    By:____________________
                    Name:__________________
                    Title:_________________

         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured up to applicable limits by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund or will be invested in Permitted Investments as defined in the Agreement.

                    [                  ]
                    (name of Depository)
                    By:____________________
                    Name:__________________
                    Title:_________________

                                    EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

         To:      Wells Fargo Bank, National Association
                  1015 10th Avenue S.E.
                  Mpls., MN  55414
                  Attn:  ________________

         Re: Custodial Agreement dated as of April 30, 2007, between EMC Mortgage Corporation and Wells Fargo Bank, National Association, as Custodian

         In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custody Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.


Mortgage Loan Number:


Mortgagor Name, Address & Zip Code:


         Reason for Requesting Documents (check one):


         _______  1.       Mortgage Paid in Full


         _______  2.       Foreclosure


         _______  3.       Substitution


         _______  4.       Other Liquidation (Repurchases, etc.)


         _______  5.       Nonliquidation
[Reason:_______________________________]


         Address to which Custodian should


         Deliver the Custodian's Mortgage File:


         ------------------------------------------

         ------------------------------------------

         ------------------------------------------

         By:_______________________________________

                               (authorized signer)

         Issuer:_____________________________________

         Address:___________________________________
                 ___________________________________

         Date:______________________________________


Custodian


         Wells Fargo Bank, National Association

Please acknowledge the execution of the above request by your signature and date below:


         ------------------------------------  -----------------

         Signature                             Date


         Documents returned to Custodian:


         ------------------------------------  -----------------

         Custodian                             Date

                                    EXHIBIT E

                        REPORTING DATA FOR MONTHLY REPORT

                    STANDARD FILE LAYOUT - MASTER SERVICING

-----------------------------------------------------------------------------------------------------------------------------------
         COLUMN NAME                            DESCRIPTION                      DECIMAL           FORMAT COMMENT          MAX
                                                                                                                            SIZE
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SER_INVESTOR_NBR               A value assigned by the Servicer to define a                 Text up to 10 digits             20
                               group of loans.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
LOAN_NBR                       A unique identifier assigned to each loan by                 Text up to 10 digits             10
                               the investor.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERVICER_LOAN_NBR              A unique number assigned to a loan by the                    Text up to 10 digits             10
                               Servicer. This may be different than the
                               LOAN_NBR.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
BORROWER_NAME                  The borrower name as received in the file.                   Maximum length of 30 (Last,      30
                               It is not separated by first and last name.                  First)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SCHED_PAY_AMT                  Scheduled monthly principal and scheduled            2       No commas(,) or dollar signs     11
                               interest payment that a borrower is expected                 ($)
                               to pay, P&I constant.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
NOTE_INT_RATE                  The loan interest rate as reported by the            4       Max length of 6                   6
                               Servicer.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
NET_INT_RATE                   The loan gross interest rate less the service        4       Max length of 6                   6
                               fee rate as reported by the Servicer.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERV_FEE_RATE                  The servicer's fee rate for a loan as                4       Max length of 6                   6
                               reported by the Servicer.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERV_FEE_AMT                   The servicer's fee amount for a loan as              2       No commas(,) or dollar signs     11
                               reported by the Servicer.                                    ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
NEW_PAY_AMT                    The new loan payment amount as reported by           2       No commas(,) or dollar signs     11
                               the Servicer.                                                ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
NEW_LOAN_RATE                  The new loan rate as reported by the Servicer.       4       Max length of 6                   6
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
ARM_INDEX_RATE                 The index the Servicer is using to calculate         4       Max length of 6                   6
                               a forecasted rate.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
ACTL_BEG_PRIN_BAL              The borrower's actual principal balance at           2       No commas(,) or dollar signs     11
                               the beginning of the processing cycle.                       ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
ACTL_END_PRIN_BAL              The borrower's actual principal balance at           2       No commas(,) or dollar signs     11
                               the end of the processing cycle.                             ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
BORR_NEXT_PAY_DUE_DATE         The date at the end of processing cycle that                 MM/DD/YYYY                       10
                               the borrower's next payment is due to the
                               Servicer, as reported by Servicer.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERV_CURT_AMT_1                The first curtailment amount to be applied.          2       No commas(,) or dollar signs     11
                                                                                            ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERV_CURT_DATE_1               The curtailment date associated with the                     MM/DD/YYYY                       10
                               first curtailment amount.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
CURT_ADJ_ AMT_1                The curtailment interest on the first                2       No commas(,) or dollar signs     11
                               curtailment amount, if applicable.                           ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERV_CURT_AMT_2                The second curtailment amount to be applied.         2       No commas(,) or dollar signs     11
                                                                                            ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERV_CURT_DATE_2               The curtailment date associated with the                     MM/DD/YYYY                       10
                               second curtailment amount.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
CURT_ADJ_ AMT_2                The curtailment interest on the second               2       No commas(,) or dollar signs     11
                               curtailment amount, if applicable.                           ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERV_CURT_AMT_3                The third curtailment amount to be applied.          2       No commas(,) or dollar signs     11
                                                                                            ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SERV_CURT_DATE_3               The curtailment date associated with the                     MM/DD/YYYY                       10
                               third curtailment amount.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
CURT_ADJ_AMT_3                 The curtailment interest on the third                2       No commas(,) or dollar signs     11
                               curtailment amount, if applicable.                           ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------

                                      E-1

PIF_AMT                        The loan "paid in full" amount as reported by        2       No commas(,) or dollar signs     11
                               the Servicer.                                                ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
PIF_DATE                       The paid in full date as reported by the                     MM/DD/YYYY                       10
                               Servicer.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
ACTION_CODE                    The standard FNMA numeric code used to indicate              Action Code Key:                  2
                               the default/delinquent status of a particular                15=Bankruptcy,
                               loan.                                                        30=Foreclosure, , 60=PIF,
                                                                                            63=Substitution,
                                                                                            65=Repurchase,70=REO
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
INT_ADJ_AMT                    The amount of the interest adjustment as             2       No commas(,) or dollar signs     11
                               reported by the Servicer.                                    ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SOLDIER_SAILOR_ADJ_AMT         The Soldier and Sailor Adjustment amount, if         2       No commas(,) or dollar signs     11
                               applicable.                                                  ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
NON_ADV_LOAN_AMT               The Non Recoverable Loan Amount, if                  2       No commas(,) or dollar signs     11
                               applicable.                                                  ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
LOAN_LOSS_AMT                  The amount the Servicer is passing as a loss,        2       No commas(,) or dollar signs     11
                               if applicable.                                               ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SCHED_BEG_PRIN_BAL             The scheduled outstanding principal amount           2       No commas(,) or dollar signs     11
                               due at the beginning of the cycle date to be                 ($)
                               passed through to investors.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SCHED_END_PRIN_BAL             The scheduled principal balance due to               2       No commas(,) or dollar signs     11
                               investors at the end of a processing cycle.                  ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SCHED_PRIN_AMT                 The scheduled principal amount as reported by        2       No commas(,) or dollar signs     11
                               the Servicer for the current cycle -- only                   ($)
                               applicable for Scheduled/Scheduled Loans.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
SCHED_NET_INT                  The scheduled gross interest amount less the         2       No commas(,) or dollar signs     11
                               service fee amount for the current cycle as
                               reported by the Servicer -- only applicable
                               for Scheduled/Scheduled Loans.                               ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
ACTL_PRIN_AMT                  The actual principal amount collected by the         2       No commas(,) or dollar signs     11
                               Servicer for the current reporting cycle --                  ($)
                               only applicable for Actual/Actual Loans.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
                               The actual gross interest amount less the
                               service fee amount for the current reporting                 No commas(,) or dollar signs
ACTL_NET_INT                   cycle as reported by the Servicer -- only            2       ($)                              11
                               applicable for Actual/Actual Loans.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
PREPAY_PENALTY_ AMT            The penalty amount received when a borrower          2       No commas(,) or dollar signs     11
                               prepays on his loan as reported by the                       ($)
                               Servicer.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
PREPAY_PENALTY_ WAIVED         The prepayment penalty amount for the loan           2       No commas(,) or dollar signs     11
                               waived by the servicer.                                      ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
MOD_DATE                       The Effective Payment Date of the                            MM/DD/YYYY                       10
                               Modification for the loan.
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
MOD_TYPE                       The Modification Type.                                       Varchar - value can be alpha     30
                                                                                            or numeric
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------
DELINQ_P&I_ADVANCE_AMT         The current outstanding principal and                2       No commas(,) or dollar signs     11
                               interest advances made by Servicer.                          ($)
------------------------------ ----------------------------------------------- ------------ ------------------------------ --------

                                      E-2

                                   EXHIBIT E-1

                        REPORTING DATA FOR MONTHLY REPORT
                    STANDARD LOAN LEVEL FILE LAYOUT - MASTER
                                    SERVICING

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
                                    STANDARD3LOANdLEVELfFILE LAYOUT - MASTER
                                    SERVICING
----------------------------------- ------------------------------------------------- --------- ---------------------- ------


----------------------------------- ------------------------------------------------- --------- ---------------------- ------
EXHIBIT 1:  Layout

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
COLUMN NAME                         DESCRIPTION                                       DECIMAL   FORMAT COMMENT         MAX
                                                                                                                       SIZE
------------------------------------------------------------------------------------- --------- ---------------------- ------
EACH FILE REQUIRES THE FOLLOWING FIELDS:
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SER_INVESTOR_NBR                    A value assigned by the Servicer to define a                Text up to 20 digits
                                    group of loans.                                                                       20
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
LOAN_NBR                            A unique identifier assigned to each loan by                Text up to 10 digits
                                    the investor.                                                                         10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the                   Text up to 10 digits
                                    Servicer.  This may be different than the                                             10
                                    LOAN_NBR.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_PAY_AMT                       Scheduled monthly principal and scheduled                2  No commas(,) or
                                    interest payment that a borrower is expected to             dollar signs ($)          11
                                    pay, P&I constant.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NOTE_INT_RATE                       The loan interest rate as reported by the                4  Max length of 6
                                    Servicer.                                                                              6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NET_INT_RATE                        The loan gross interest rate less the service            4  Max length of 6
                                    fee rate as reported by the Servicer.                                                  6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_FEE_RATE                       The servicer's fee rate for a loan as reported           4  Max length of 6
                                    by the Servicer.                                                                       6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_FEE_AMT                        The servicer's fee amount for a loan as                  2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NEW_PAY_AMT                         The new loan payment amount as reported by the           2  No commas(,) or
                                    Servicer.                                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NEW_LOAN_RATE                       The new loan rate as reported by the Servicer.           4  Max length of 6
                                                                                                                           6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ARM_INDEX_RATE                      The index the Servicer is using to calculate a           4  Max length of 6
                                    forecasted rate.                                                                       6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_BEG_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    beginning of the processing cycle.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_END_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    end of the processing cycle.                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
BORR_NEXT_PAY_DUE_DATE              The date at the end of processing cycle that                MM/DD/YYYY
                                    the borrower's next payment is due to the                                             10
                                    Servicer, as reported by Servicer.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_1                     The first curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_1                    The curtailment date associated with the first              MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_ AMT_1                     The curtailment interest on the first                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_2                     The second curtailment amount to be applied.             2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_2                    The curtailment date associated with the second             MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_ AMT_2                     The curtailment interest on the second                   2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------

                                     E-1-1

EXHIBIT 1: CONTINUED                STANDARD LOAN LEVEL FILE LAYOUT
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
COLUMN NAME                         DESCRIPTION                                       DECIMAL   FORMAT COMMENT          MAX
                                                                                                                       SIZE
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_3                     The third curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_3                    The curtailment date associated with the third              MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_AMT_3                      The curtailment interest on the third                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PIF_AMT                             The loan "paid in full" amount as reported by            2  No commas(,) or
                                    the Servicer.                                               dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PIF_DATE                            The paid in full date as reported by the                    MM/DD/YYYY
                                    Servicer.                                                                             10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
                                                                                                Action Code Key:
ACTION_CODE                         The standard FNMA numeric code used to indicate             15=Bankruptcy,             2
                                    the default/delinquent status of a particular               30=Foreclosure, ,
                                    loan.                                                       60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
INT_ADJ_AMT                         The amount of the interest adjustment as                 2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SOLDIER_SAILOR_ADJ_AMT              The Soldier and Sailor Adjustment amount, if             2  No commas(,) or
                                    applicable.                                                 dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if applicable.          2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
LOAN_LOSS_AMT                       The amount the Servicer is passing as a loss,            2  No commas(,) or
                                    if applicable.                                              dollar signs ($)          11
------------------------------------------------------------------------------------- --------- ---------------------- ------
PLUS THE FOLLOWING APPLICABLE FIELDS:
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_BEG_PRIN_BAL                  The scheduled outstanding principal amount due           2  No commas(,) or
                                    at the beginning of the cycle date to be passed             dollar signs ($)          11
                                    through to investors.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_END_PRIN_BAL                  The scheduled principal balance due to                   2  No commas(,) or
                                    investors at the end of a processing cycle.                 dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_PRIN_AMT                      The scheduled principal amount as reported by            2  No commas(,) or
                                    the Servicer for the current cycle -- only                  dollar signs ($)          11
                                    applicable for Scheduled/Scheduled Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_NET_INT                       The scheduled gross interest amount less the             2  No commas(,) or
                                    service fee amount for the current cycle as                 dollar signs ($)          11
                                    reported by the Servicer -- only applicable for
                                    Scheduled/Scheduled Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_PRIN_AMT                       The actual principal amount collected by the             2  No commas(,) or
                                    Servicer for the current reporting cycle --                 dollar signs ($)          11
                                    only applicable for Actual/Actual Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_NET_INT                        The actual gross interest amount less the                2  No commas(,) or
                                    service fee amount for the current reporting                dollar signs ($)          11
                                    cycle as reported by the Servicer -- only
                                    applicable for Actual/Actual Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PREPAY_PENALTY_ AMT                 The penalty amount received when a borrower              2  No commas(,) or
                                    prepays on his loan as reported by the                      dollar signs ($)          11
                                    Servicer.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PREPAY_PENALTY_ WAIVED              The prepayment penalty amount for the loan               2  No commas(,) or
                                    waived by the servicer.                                     dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
EXHIBIT 1: CONTINUED                STANDARD LOAN LEVEL FILE LAYOUT

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
COLUMN NAME                         DESCRIPTION                                        DECIMAL  FORMAT COMMENT         MAX
                                                                                                                       SIZE
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
MOD_DATE                            The Effective Payment Date of the Modification              MM/DD/YYYY
                                    for the loan.                                                                         10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------

                                     E-1-2

MOD_TYPE                            The Modification Type.                                      Varchar - value can
                                                                                                be alpha or numeric       30
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
DELINQ_P&I_ADVANCE_AMT              The current outstanding principal and interest           2  No commas(,) or
                                    advances made by Servicer.                                  dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
                                    Flag to indicate if the repurchase of a loan is             Y=Breach
BREACH_FLAG                         due to a breach of Representations and                      N=NO Breach                1
                                    Warranties                                                  Let blank if N/A
----------------------------------- ------------------------------------------------- --------- ---------------------- ------

                                     E-1-3

Exhibit 2:  Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended:  mm/dd/yyy  Servicer Name: ________________________________
Prepared by: _______________ Investor Nbr:__________________________________

Section 1.  Remittances and Ending Balances - Required Data
 Beginning     Ending       Total       Total Ending        Total
 Loan Count  Loan Count    Monthly    Unpaid Principal     Monthly
                          Remittance       Balance        Principal
                             Amo                           Balance
     0            0         $0.00           $0.00           $0.00

Principal Calculation
---------------------
1.  Monthly Principal Due                                    + $0.00
                                                               -----
2.  Current Curtailments                                     + $0.00
                                                               -----
3.  Liquidations                                             + $0.00
                                                               -----
4.  Other (attach explanation)                               + $0.00
                                                               -----
5.  Principal Due                                              $0.00
                                                               -----
6.  Interest (reported "gross")                              + $0.00
                                                               -----
7.  Interest Adjustments on Curtailments                     + $0.00
                                                               -----
8.  Servicing Fees                                           - $0.00
                                                               -----
9.  Other Interest (attach explanation)                      + $0.00
                                                               -----
10. Interest Due (need to subtract ser fee)                  $ 0.00
                                                               -----
Remittance Calculation
----------------------
11. Total Principal and Interest Due (lines 5+10)            + $0.00
                                                               -----
12. Reimbursement of Non-Recoverable Advances                - $0.00
                                                               -----
13. Total Realized grains                                    + $0.00
                                                               -----
14. Total Realized Losses                                    - $0.00
15. Total Prepayment Penalties                               + $0.00
                                                               -----
16. Total Non-Supported Compensating Interest                - $0.00
                                                               -----
17. Other (attach explanation)                                 $0.00
                                                               -----
18. Net Funds due on or before Remittance Date               $ $0.00
                                                               -----

Section 2.  Delinquency Report - Optional Data for Loan Accounting
                             Installments Delinquent
                                                                               In        Real Estate    Total Dollar
 Total No. of    Total No. of                                90 or more   Foreclosure       Owned        Amount of
    Loans        Delinquencies     30-Days      60-Days         days       (Optional)    (Optional)    Delinquencies
      0                0              0            0             0             0              0            $0.00

                                     E-1-4

Section 3.  REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS                        LOAN COUNT        BALANCE
PREPAYMENT PENALTY AMT                   0              $0.00
PREPAYMENT PENALTY AMT WAIVED            0              $0.00
DELINQUENCY P&I AMOUNT                   0              $0.00

                                     E-1-5

                                    EXHIBIT F

                       REPORTING DATA FOR DEFAULTED LOANS

                  STANDARD FILE LAYOUT - DELINQUENCY REPORTING
 (a)                       COLUMN/HEADER NAME            (B)     DESCRIPTION                    (C)   DECIMAL   (D)   FORMAT COMMENT
 (e)     SERVICER_LOAN_NBR                  (f)     A unique number assigned to a loan      (g)             (h)
                                                    by the Servicer.  This may be
                                                    different than the LOAN_NBR
 (i)     LOAN_NBR                           (j)     A unique identifier assigned to each    (k)             (l)   loan by the
                                                    originator.
 (m)     CLIENT_NBR                         (n)     Servicer Client Number                  (o)             (p)
 (q)     SERV_INVESTOR_NBR                  (r)     Contains a unique number as assigned    (s)             (t)
                                                    by an external servicer to identify
                                                    a group of loans in their system.
 (u)     BORROWER_FIRST_NAME                (v)     First Name of the Borrower.             (w)             (x)
 (y)     BORROWER_LAST_NAME                 (z)     Last name of the borrower.              (aa)            (bb)
 (cc)    PROP_ADDRESS                       (dd)    Street Name and Number of Property      (ee)            (ff)
 (gg)    PROP_STATE                         (hh)    The state where the  property           (ii)            (jj)
                                                    located.
 (kk)    PROP_ZIP                           (ll)    Zip code where the property is          (mm)            (nn)
                                                    located.
 (oo)    BORR_NEXT_PAY_DUE_DATE             (pp)    The date that the borrower's next       (qq)            (rr)  MM/DD/YYYY
                                                    payment is due to the servicer at
                                                    the end of processing cycle, as
                                                    reported by Servicer.
 (ss)    LOAN_TYPE                          (tt)    Loan Type (i.e. FHA, VA, Conv)          (uu)            (vv)  MM/DD/YYYY
 (ww)    BANKRUPTCY_FILED_DATE              (xx)    The date a particular bankruptcy        (yy)            (zz)
                                                    claim was filed.
 (aaa)   BANKRUPTCY_CHAPTER_CODE            (bbb)   The chapter under which the             (ccc)           (ddd)
                                                    bankruptcy was filed.
 (eee)   BANKRUPTCY_CASE_NBR                (fff)   The case number assigned by the         (ggg)           (hhh)
                                                    court to the bankruptcy filing.
 (iii)   POST_PETITION_DUE_DATE             (jjj)   The payment due date once the           (kkk)           (lll) MM/DD/YYYY
                                                    bankruptcy has been approved by the
                                                    courts
 (mmm)   BANKRUPTCY_DCHRG_DISM_DATE         (nnn)   The Date The Loan Is Removed From       (ooo)           (ppp) MM/DD/YYYY
                                                    Bankruptcy. Either by Dismissal,
                                                    Discharged and/or a Motion For
                                                    Relief Was Granted.
 (qqq)   LOSS_MIT_APPR_DATE                 (rrr)   The Date The Loss Mitigation Was        (sss)           (ttt) MM/DD/YYYY
                                                    Approved By The Servicer
 (uuu)   LOSS_MIT_TYPE                      (vvv)   The Type Of Loss Mitigation             (www)           (xxx) Approved For
                                                    A Loan Such As;
 (yyy)   LOSS_MIT_EST_COMP_DATE             (zzz)   The Date The Loss Mitigation /Plan      (aaaa)          (bbbb)MM/DD/YYYY
                                                    Is Scheduled To End/Close
 (cccc)  LOSS_MIT_ACT_COMP_DATE             (dddd)  The Date The Loss Mitigation Is         (eeee)          (ffff)MM/DD/YYYY
                                                    Actually Completed
 (gggg)  FRCLSR_APPROVED_DATE               (hhhh)  The date DA Admin sends a letter to    (iiii)          (jjjj) MM/DD/YYYY
                                                    the servicer with instructions to
                                                    begin foreclosure proceedings.
 (kkkk)  ATTORNEY_REFERRAL_DATE             (llll)  Date File Was Referred To Attorney     (mmmm)           (nnnn)MM/DD/YYYY
                                                    to Pursue Foreclosure
 (oooo)  FIRST_LEGAL_DATE                   (pppp)  Notice of 1st legal filed by an        (qqqq)          (rrrr) MM/DD/YYYY
                                                    Attorney in a Foreclosure Action
 (ssss)  FRCLSR_SALE_EXPECTED_DATE          (tttt)  The date by which a foreclosure        (uuuu)          (vvvv) MM/DD/YYYY
                                                    sale is expected to occur.
                                      F-1

 (wwww)  FRCLSR_SALE_DATE                   (xxxx)  The actual date of the foreclosure     (yyyy)          (zzzz) MM/DD/YYYY
                                                    sale.
 (aaaaa) FRCLSR_SALE_AMT                    (bbbbb) The amount a property sold for at      (ccccc) 2       (ddddd)No commas(,) or
                                                    the foreclosure sale.                                         dollar signs ($)
 (eeeee) EVICTION_START_DATE                (fffff) The date the servicer initiates        (ggggg)         (hhhhh)MM/DD/YYYY
                                                    eviction of the borrower.
 (iiiii) EVICTION_COMPLETED_DATE            (jjjjj) The date the court revokes legal       (kkkkk)         (lllll)MM/DD/YYYY
                                                    possession of the property from the
                                                    borrower.
 (mmmmm) LIST_PRICE                         (nnnnn) The price at which an REO property     (ooooo)  2      (ppppp)No commas(,) or
                                                    is marketed.                                                  dollar signs ($)
 (qqqqq) LIST_DATE                          (rrrrr) The date an REO property is listed     (sssss)         (ttttt)MM/DD/YYYY
                                                    at a particular price.
 (uuuuu) OFFER_AMT                          (vvvvv) The dollar value of an offer for an    (wwwww)  2      (xxxxx) No commas(,) or
                                                    REO property.                                                  dollar signs ($)
 (yyyyy) OFFER_DATE_TIME                    (zzzzz) The date an offer is received by DA    (aaaaaa)        (bbbbbb) MM/DD/YYYY
                                                    Admin or by the Servicer.
 (cccccc)REO_CLOSING_DATE                   (dddddd)The date the REO sale of the           (eeeeee)        (ffffff) MM/DD/YYYY
                                                    property is scheduled to close.
 (gggggg) REO_ACTUAL_CLOSING_DATE           (hhhhhh) Actual Date Of REO Sale                (iiiiii)       (jjjjjj) MM/DD/YYYY

 (kkkkkk) OCCUPANT_CODE                     (llllll) Classification of how the property     (mmmmmm)       (nnnnnn)
                                                     is occupied.
 (oooooo) PROP_CONDITION_CODE               (pppppp) A code that indicates the condition   (qqqqqq)        (rrrrrr)
                                                     of the property.
 (ssssss) PROP_INSPECTION_DATE              (tttttt) The date a  property inspection is     (uuuuuu)        (vvvvvv) MM/DD/YYYY
                                                     performed.
 (wwwwww) APPRAISAL_DATE                    (xxxxxx) The date the appraisal was done.       (yyyyyy)        (zzzzzz)MM/DD/YYYY

 (aaaaaaa)CURR_PROP_VAL                     (bbbbbbb) The current "as is" value of the      (ccccccc) 2     (ddddddd)
                                                      property based on brokers price
                                                      opinion or appraisal.
 (eeeeeee)REPAIRED_PROP_VAL                 (fffffff) The amount the property would be      (ggggggg)  2    (hhhhhhh)
                                                      worth if repairs are completed
                                                      pursuant to a broker's price
                                                      opinion or appraisal.
 (iiiiiii)   IF APPLICABLE:                 (jjjjjjj)                                       (kkkkkkk)       (lllllll)
             --------------
 (mmmmmmm)   DELINQ_STATUS_CODE             (nnnnnnn) FNMA Code Describing Status of Loan   (ooooooo)       (ppppppp)
 (qqqqqqq)   DELINQ_REASON_CODE             (rrrrrrr) The circumstances which caused a      (sssssss)       (ttttttt)
                                                      borrower to stop paying on a
                                                      loan.   Code indicates the reason
                                                      why the loan is in default for
                                                      this cycle.
 (uuuuuuu)   MI_CLAIM_FILED_DATE            (vvvvvvv) Date Mortgage Insurance Claim Was     (wwwwwww)       (xxxxxxx) MM/DD/YYYY
                                                      Filed With
                                                      Mortgage Insurance Company.
 (yyyyyyy)   MI_CLAIM_AMT                   (zzzzzzz) Amount of Mortgage Insurance Claim    (aaaaaaaa)      (bbbbbbbb) No commas(,)
                                                      Filed                                                            or dollar
                                                                                                                       signs ($)
 (cccccccc)  MI_CLAIM_PAID_DATE             (dddddddd)Date Mortgage Insurance Company       (eeeeeeee)      (ffffffff) MM/DD/YYYY
                                                      Disbursed Claim
                                                      Payment
 (gggggggg)  MI_CLAIM_AMT_PAID              (hhhhhhhh)Amount Mortgage Insurance Company     (iiiiiiii) 2    (jjjjjjjj) No commas(,)
                                                      Paid On Claim                                                    or dollar
                                                                                                                       signs ($)
 (kkkkkkkk)  POOL_CLAIM_FILED_DATE          (llllllll)Date Claim Was Filed With             (mmmmmmmm)      (nnnnnnnn) MM/DD/YYYY
                                                      Pool Insurance
                                                      Company
 (oooooooo)  POOL_CLAIM_AMT                 (pppppppp)Amount of Claim Filed With Pool       (qqqqqqqq) 2    (rrrrrrrr) No commas(,)
                                                      Insurance Company                                                or dollar
                                                                                                                       signs ($)
 (ssssssss)  POOL_CLAIM_PAID_DATE           (tttttttt)Date Claim Was Settled and            (uuuuuuuu)      (vvvvvvvv) MM/DD/YYYY
                                                      The Check Was Issued By The Pool
                                                      Insurer
 (wwwwwwww)  POOL_CLAIM_AMT_PAID            (xxxxxxxx)Amount Paid On Claim By               (yyyyyyyy) 2    (zzzzzzzz) No commas(,)
                                                      Pool Insurance Company                                           or dollar
                                                                                                                       signs ($)

                                      F-2

(aaaaaaaaa)   FHA_PART_A_CLAIM_FILED_DATE  (bbbbbbbbb)   Date FHA Part A Claim Was         (ccccccccc)     (ddddddddd) MM/DD/YYYY
                                                         Filed With HUD
(eeeeeeeee)   FHA_PART_A_CLAIM_AMT         (fffffffff)   Amount of FHA Part A Claim        (ggggggggg) 2   (hhhhhhhhh) No Filed
                                                                                                                       commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
(iiiiiiiii)   FHA_PART_A_CLAIM_PAID_DATE   (jjjjjjjjj)   Date HUD Disbursed Part A         (kkkkkkkkk)     (lllllllll)  MM/DD/YYYY
                                                         Claim Payment
(mmmmmmmmm)      FHA_PART_A_CLAIM_PAID_AMT (nnnnnnnnn)   Amount HUD Paid on Part A Claim   (ooooooooo)  2  (ppppppppp) No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
(qqqqqqqqq)   FHA_PART_B_CLAIM_FILED_DATE  (rrrrrrrrr)  Date FHA Part B Claim Was Filed    (sssssssss)  2  (ttttttttt) MM/DD/YYYY
                                                        With HUD
(uuuuuuuuu)   FHA_PART_B_CLAIM_AMT         (vvvvvvvvv)  Amount of FHA Part B Claim Filed   (wwwwwwwww)  2  (xxxxxxxxx) No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
(yyyyyyyyy)  FHA_PART_B_CLAIM_PAID_DATE    (zzzzzzzzz) Date HUD Disbursed Part B           (aaaaaaaaaa)    (bbbbbbbbbb)MM/DD/YYYY
                                                       Claim Payment
(cccccccccc)  FHA_PART_B_CLAIM_PAID_AMT    (dddddddddd)  Amount HUD Paid on Part B Claim   (eeeeeeeeee) 2  (ffffffffff)No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
(gggggggggg) VA_CLAIM_FILED_DATE           (hhhhhhhhhh)  Date VA Claim Was Filed           (iiiiiiiiii)    (jjjjjjjjjj)MM/DD/YYYY
                                                         With the Veterans Admin
(kkkkkkkkkk) VA_CLAIM_PAID_DATE            (llllllllll)  Date Veterans Admin.              (mmmmmmmmmm)    (nnnnnnnnnn)MM/DD/YYYY
                                                         Disbursed VA
                                                         Claim Payment
(oooooooooo) VA_CLAIM_PAID_AMT             (pppppppppp)  Amount Veterans                   (qqqqqqqqqq)  2 (rrrrrrrrrr) No commas(,)
                                                         Admin. Paid on VA                                              or dollar
                                                         Claim                                                          signs ($)


EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING


The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:
     o ASUM- Approved Assumption
     o BAP- Borrower Assistance Program
     o CO- Charge Off
     o DIL- Deed-in-Lieu
     o FFA- Formal Forbearance Agreement
     o MOD- Loan Modification
     o PRE- Pre-Sale
     o SS- Short Sale

     o MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:
     o    Mortgagor
     o    Tenant
     o    Unknown
     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:
     o    Damaged
     o    Excellent
     o    Fair
     o    Gone
     o    Good
     o    Poor
     o    Special Hazard
     o    Unknown

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED


The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

             DELINQUENCY CODE         DELINQUENCY DESCRIPTION
             001                      FNMA-Death of principal mortgagor
             002                      FNMA-Illness of principal mortgagor
             003                      FNMA-Illness of mortgagor's family member
             004                      FNMA-Death of mortgagor's family member
             005                      FNMA-Marital difficulties
             006                      FNMA-Curtailment of income
             007                      FNMA-Excessive Obligation
             008                      FNMA-Abandonment of property
             009                      FNMA-Distant employee transfer
             011                      FNMA-Property problem
             012                      FNMA-Inability to sell property
             013                      FNMA-Inability to rent property
             014                      FNMA-Military Service
             015                      FNMA-Other
             016                      FNMA-Unemployment
             017                      FNMA-Business failure
             019                      FNMA-Casualty loss
             022                      FNMA-Energy environment costs

             023                      FNMA-Servicing problems
             026                      FNMA-Payment adjustment
             027                      FNMA-Payment dispute
             029                      FNMA-Transfer of ownership pending
             030                      FNMA-Fraud
             031                      FNMA-Unable to contact borrower
             INC                      FNMA-Incarceration

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED


The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

             STATUS CODE        STATUS DESCRIPTION
             09                 Forbearance
             17                 Pre-foreclosure Sale Closing Plan Accepted
             24                 Government Seizure
             26                 Refinance
             27                 Assumption
             28                 Modification
             29                 Charge-Off
             30                 Third Party Sale
             31                 Probate
             32                 Military Indulgence
             43                 Foreclosure Started
             44                 Deed-in-Lieu Started
             49                 Assignment Completed
             61                 Second Lien Considerations
             62                 Veteran's Affairs-No Bid
             63                 Veteran's Affairs-Refund
             64                 Veteran's Affairs-Buydown
             65                 Chapter 7 Bankruptcy
             66                 Chapter 11 Bankruptcy
             67                 Chapter 13 Bankruptcy

                                   EXHIBIT F-1

                       REPORTING DATA FOR DEFAULTED LOANS

EXHIBIT   : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

*The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer
COLUMN/HEADER NAME                                                   DESCRIPTION                           DECIMAL    FORMAT
                                                                                                                      COMMENT
SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer.
                                              This may be different than the LOAN_NBR
LOAN_NBR                                      A unique identifier assigned to each loan by the
                                              originator.
CLIENT_NBR                                    Servicer Client Number
SERV_INVESTOR_NBR                             Contains a unique number as
                                              assigned by an external servicer
                                              to identify a group of loans in
                                              their system.
BORROWER_FIRST_NAME                           First Name of the Borrower.
BORROWER_LAST_NAME                            Last name of the borrower.
PROP_ADDRESS                                  Street Name and Number of Property
PROP_STATE                                    The state where the  property located.
PROP_ZIP                                      Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next
                                              payment is due to the MM/DD/YYYY
                                              servicer at the end of processing
                                              cycle, as reported by Servicer.
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                       MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.
POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been                       MM/DD/YYYY
                                              approved by the courts
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                 MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer               MM/DD/YYYY
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To                      MM/DD/YYYY
                                              End/Close
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                      MM/DD/YYYY
FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter to the servicer with                   MM/DD/YYYY
                                              instructions to begin foreclosure proceedings.
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                MM/DD/YYYY
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a                           MM/DD/YYYY
                                              Foreclosure Action
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to                     MM/DD/YYYY
                                              occur.
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                MM/DD/YYYY
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.         2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.               MM/DD/YYYY
EVICTION_COMPLETED_DATE                       The date the court revokes legal possession of the                      MM/DD/YYYY
                                              property from the borrower.

                                     F-1-1

LIST_PRICE                                    The price at which an REO property is marketed.                 2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
LIST_DATE                                     The date an REO property is listed at a particular price.               MM/DD/YYYY
OFFER_AMT                                     The dollar value of an offer for an REO property.               2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the                     MM/DD/YYYY
                                              Servicer.
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to                   MM/DD/YYYY
                                              close.
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                 MM/DD/YYYY
OCCUPANT_CODE                                 Classification of how the property is occupied.
PROP_CONDITION_CODE                           A code that indicates the condition of the property.
PROP_INSPECTION_DATE                          The date a  property inspection is performed.                           MM/DD/YYYY
APPRAISAL_DATE                                The date the appraisal was done.                                        MM/DD/YYYY
CURR_PROP_VAL                                  The current "as is" value of the property based on             2
                                              brokers price opinion or appraisal.
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are           2
                                              completed pursuant to a broker's price opinion or
                                              appraisal.
IF APPLICABLE:
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
DELINQ_REASON_CODE                            The circumstances which caused a
                                              borrower to stop paying on a loan.
                                              Code indicates the reason why the
                                              loan is in default for this cycle.
MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                   MM/DD/YYYY
                                              Insurance Company.
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                 MM/DD/YYYY
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                 2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                        MM/DD/YYYY
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company               2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The                  MM/DD/YYYY
                                              Pool Insurer
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                  2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
FHA_PART_A_CLAIM_FILED_DATE                    Date FHA Part A Claim Was Filed With HUD                               MM/DD/YYYY
FHA_PART_A_CLAIM_AMT                           Amount of FHA Part A Claim Filed                               2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)

                                     F-1-2

FHA_PART_A_CLAIM_PAID_DATE                     Date HUD Disbursed Part A Claim Payment                                MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT                      Amount HUD Paid on Part A Claim                                2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
FHA_PART_B_CLAIM_FILED_DATE                     Date FHA Part B Claim Was Filed With HUD                              MM/DD/YYYY
FHA_PART_B_CLAIM_AMT                            Amount of FHA Part B Claim Filed                              2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
FHA_PART_B_CLAIM_PAID_DATE                       Date HUD Disbursed Part B Claim Payment                              MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT                      Amount HUD Paid on Part B Claim                                2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
VA_CLAIM_FILED_DATE                            Date VA Claim Was Filed With the Veterans Admin                        MM/DD/YYYY
VA_CLAIM_PAID_DATE                             Date Veterans Admin. Disbursed VA Claim Payment                        MM/DD/YYYY
VA_CLAIM_PAID_AMT                              Amount Veterans Admin. Paid on VA Claim                        2       No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
MOTION_FOR_RELIEF_DATE                        The date the Motion for Relief was filed                            10  MM/DD/YYYY
FRCLSR_BID_AMT                                The foreclosure sale bid amount                                         No commas(,)
                                                                                                                      or dollar
                                                                                                                  11  signs ($)
FRCLSR_SALE_TYPE                              The foreclosure sales results: REO, Third Party,
                                              Conveyance to HUD/VA
REO_PROCEEDS                                  The net proceeds from the sale of the REO property.                     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
BPO_DATE                                      The date the BPO was done.
CURRENT_FICO                                  The current FICO score
HAZARD_CLAIM_FILED_DATE                       The date the Hazard Claim was filed with the Hazard                     MM/DD/YYYY
                                              Insurance Company.                                                  10
HAZARD_CLAIM_AMT                              The amount of the Hazard Insurance Claim filed.                         No commas(,)
                                                                                                                      or dollar
                                                                                                                  11  signs ($)
HAZARD_CLAIM_PAID_DATE                        The date the Hazard Insurance Company disbursed the                     MM/DD/YYYY
                                              claim payment.                                                      10
HAZARD_CLAIM_PAID_AMT                         The amount the Hazard Insurance Company paid on the                     No commas(,)
                                              claim.                                                                  or dollar
                                                                                                                  11  signs ($)
ACTION_CODE                                   Indicates loan status                                                   Number
NOD_DATE                                                                                                              MM/DD/YYYY
NOI_DATE                                                                                                              MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                        MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE                                                                                                 MM/DD/YYYY

                                     F-1-3

REO_SALES_PRICE                                                                                                       Number
REALIZED_LOSS/GAIN                            As defined in the Servicing Agreement                                   Number


EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:
    o    ASUM-   Approved Assumption
    o    BAP-    Borrower Assistance Program
    o    CO-     Charge Off
    o    DIL-    Deed-in-Lieu
    o    FFA-    Formal Forbearance Agreement
    o    MOD-    Loan Modification
    o    PRE-    Pre-Sale
    o    SS-     Short Sale
    o    MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:
    o    Mortgagor
    o    Tenant
    o    Unknown
    o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:
    o        Damaged
    o        Excellent
    o        Fair
    o        Gone
    o        Good
    o        Poor
    o        Special Hazard
    o        Unknown

                                     F-1-4

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

            DELINQUENCY CODE         DELINQUENCY DESCRIPTION
            001                      FNMA-Death of principal mortgagor
            002                      FNMA-Illness of principal mortgagor
            003                      FNMA-Illness of mortgagor's family member
            004                      FNMA-Death of mortgagor's family member
            005                      FNMA-Marital difficulties
            006                      FNMA-Curtailment of income
            007                      FNMA-Excessive Obligation
            008                      FNMA-Abandonment of property
            009                      FNMA-Distant employee transfer
            011                      FNMA-Property problem
            012                      FNMA-Inability to sell property
            013                      FNMA-Inability to rent property
            014                      FNMA-Military Service
            015                      FNMA-Other
            016                      FNMA-Unemployment
            017                      FNMA-Business failure
            019                      FNMA-Casualty loss
            022                      FNMA-Energy environment costs
            023                      FNMA-Servicing problems
            026                      FNMA-Payment adjustment
            027                      FNMA-Payment dispute
            029                      FNMA-Transfer of ownership pending
            030                      FNMA-Fraud
            031                      FNMA-Unable to contact borrower
            INC                      FNMA-Incarceration

                                     F-1-5

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

            STATUS CODE    STATUS DESCRIPTION
            09             Forbearance
            17             Pre-foreclosure Sale Closing Plan Accepted
            24             Government Seizure
            26             Refinance
            27             Assumption
            28             Modification
            29             Charge-Off
            30             Third Party Sale
            31             Probate
            32             Military Indulgence
            43             Foreclosure Started
            44             Deed-in-Lieu Started
            49             Assignment Completed
            61             Second Lien Considerations
            62             Veteran's Affairs-No Bid
            63             Veteran's Affairs-Refund
            64             Veteran's Affairs-Buydown
            65             Chapter 7 Bankruptcy
            66             Chapter 11 Bankruptcy
            67             Chapter 13 Bankruptcy


                                     F-1-6

                                                                   EXHIBIT G

                         FORM OF SERVICER CERTIFICATION

Re: The [ ] agreement dated as of [ l, 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

         I, ____________________________, the _______________________ of [NAME
OF COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

         I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, Officer's Certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

         Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

         I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

         The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                    EXHIBIT H

                            SUMMARY OF REGULATION AB
                               SERVICING CRITERIA

         NOTE: This Exhibit H is provided for convenience of reference only. In the event of a conflict or inconsistency between the terms of this Exhibit H and the text of Regulation AB, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

ITEM 1122(D)

         (b) General servicing considerations.

                  (1) Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

                  (2) If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

                  (3) Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

                  (4) A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

         (c) Cash collection and administration.

                  (1) Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

                  (2) Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

                  (3) Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

                  (4) The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

                  (5) Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

                  (6) Unissued checks are safeguarded so as to prevent unauthorized access.

                  (7) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

         (d) Investor remittances and reporting.

                  (1) Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

                  (2) Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

                  (3) Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

                  (4) Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

         (e) Mortgage Loan administration.

                  (1) Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.

                  (2) Mortgage loan and related documents are safeguarded as required by the transaction agreements.

                  (3) Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

                  (4) Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

                  (5) The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

                  (6) Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related mortgage loan documents.

                  (7) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

                  (8) Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

                  (9) Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

                  (10) Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

                  (11) Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

                  (12) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

                  (13) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in the transaction agreements.

                  (14) Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.
                  (15) Any external enhancement or other support, identified in
Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                    EXHIBIT I

                SUMMARY OF APPLICABLE REGULATION AB REQUIREMENTS

         NOTE: This Exhibit I is provided for convenience of reference only. In the event of a conflict or inconsistency between the terms of this Exhibit I and the text of Regulation AB, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

         Item 1108(b) and (c)

         Provide the following information with respect to each servicer that will service, including interim service, 20% or more of the mortgage loans in any loan group in the securitization issued in the Pass-Through Transfer:

         -a description of the Owner's form of organization;

         -a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of mortgage loans of the type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including whether any default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of the Servicer, whether any material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by the Servicer, and the extent of outsourcing the Servicer uses;

         -a description of any material changes to the Servicer's policies or procedures in the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of the type similar to the Mortgage Loans during the past three years;

         -information regarding the Servicer's financial condition to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition could have a material impact on the performance of the securities issued in the Pass-Through Transfer, or on servicing of mortgage loans of the same asset type as the Mortgage Loans;

         -any special or unique factors involved in servicing loans of the same type as the Mortgage Loans, and the Servicer's processes and procedures designed to address such factors;

         -statistical information regarding principal and interest advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio for the past three years; and

         -the Owner's process for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of REO Properties, foreclosure, sale of the Mortgage Loans or workouts.

ITEM 1117

         -describe any legal proceedings pending against the Servicer or against any of its property, including any proceedings known to be contemplated by governmental authorities, that may be material to the holders of the securities issued in the Pass-Through Transfer.

         Item 1119(a)


         -describe any affiliations of the Servicer, each other originator of the Mortgage Loans and each Subservicer with the sponsor, depositor, issuing entity, trustee, any originator, any other servicer, any significant obligor, enhancement or support provider or any other material parties related to the Pass-Through Transfer.

         Item 1119(b)


         -describe any business relationship, agreement, arrangement, transaction or understanding entered into outside of the ordinary course of business or on terms other than those obtained in an arm's length transaction with an unrelated third party, apart from the Pass-Through Transfer, between the Servicer, each other originator of the Mortgage Loans and each Subservicer, or their respective affiliates, and the sponsor, depositor or issuing entity or their respective affiliates, that exists currently or has existed during the past two years, that may be material to the understanding of an investor in the securities issued in the Pass-Through Transfer.

         Item 1119(c)


         -describe any business relationship, agreement, arrangement, transaction or understanding involving or relating to the Mortgage Loans or the Pass-Through Transfer, including the material terms and approximate dollar amount involved, between the Servicer, each other originator of the Mortgage Loans and each Subservicer, or their respective affiliates and the sponsor, depositor or issuing entity or their respective affiliates, that exists currently or has existed during the past two years.

                                    EXHIBIT J

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS unless otherwise noted)

         KEY:
         X - obligation


         WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.


REGAB REFERENCE                SERVICING CRITERIA                                                                    SERVICERS

                               GENERAL SERVICING CONSIDERATIONS
                      Policies and procedures are instituted to monitor any performance or other triggers and          X
1122(d)(1)(i)         events of default in accordance with the transaction agreements.

                      If any material servicing activities are outsourced to  third parties, policies and              X
                      procedures are instituted to monitor the third party's performance and compliance with
1122(d)(1)(ii)        such servicing activities.

                      Any requirements in the transaction agreements to maintain a back-up servicer for the Pool
1122(d)(1)(iii)       Assets are maintained.

                      A fidelity bond and errors and omissions policy is in effect on the party participating in       X
                      the servicing function throughout the reporting period in the amount of coverage required by
1122(d)(1)(iv)        and otherwise in accordance with the terms of the transaction agreements.

                      CASH COLLECTION AND ADMINISTRATION

                      Payments on pool assets are deposited into the appropriate custodial bank accounts and           X
                      related bank clearing accounts no more than two business days following receipt, or such
1122(d)(2)(i)         other number of days specified in the transaction agreements.

                      Disbursements made via wire transfer on behalf of an obligor or to an investor are made only     X
1122(d)(2)(ii)        by authorized personnel.

                      Advances of funds or guarantees regarding collections, cash flows or distributions, and any      X
                      interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)       specified in the transaction agreements.

                      The related accounts for the transaction, such as cash reserve accounts or accounts              X
                      established as a form of over collateralization, are separately maintained (e.g., with
1122(d)(2)(iv)        respect to commingling of cash) as set forth in the transaction Agreements.

                      Each custodial account is maintained at a federally insured depository institution as set        X
                      forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)         Exchange Act.

1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized access.                            X

                      Reconciliations are prepared on a monthly basis for all asset-backed securities related bank     X
                      accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number
1122(d)(2)(vii)       of

                                      J-1


                      days specified in the transaction agreements.

                      INVESTOR REMITTANCES AND REPORTING

                      Reports to investors, including those to be filed with the Commission, are maintained in         X
                      accordance with the transaction agreements and applicable Commission requirements.
                      Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements;
                      (C) are filed with the Commission as required by its rules and regulations; and
                      (D) agree with investors' or the trustee's records as to the total unpaid
1122(d)(3)(i)         principal balance and number of Pool Assets serviced by the Servicer.

                      Amounts due to investors are allocated and remitted in accordance with timeframes,               X
1122(d)(3)(ii)        distribution priority and other terms set forth in the transaction agreements.

                      Disbursements made to an investor are posted within two business days to the Servicer's          X
1122(d)(3)(iii)       investor records, or such other number of days specified in the transaction agreements.

                      Amounts remitted to investors per the investor reports agree with cancelled checks, or other     X
1122(d)(3)(iv)        form of payment, or custodial bank statements.

                      POOL ASSET ADMINISTRATION

                      Collateral or security on pool assets is maintained as required by the transaction               X
1122(d)(4)(i)         agreements or related pool asset documents.

1122(d)(4)(ii)        Pool assets  and related documents are safeguarded as required by the transaction agreements     X

                      Any additions, removals or substitutions to the asset pool are made, reviewed and approved       X
1122(d)(4)(iii)       in accordance with any conditions or requirements in the transaction agreements.

                      Payments on pool assets, including any payoffs, made in accordance with the                      X
                      related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordancewith the related pool asset
1122(d)(4)(iv)        documents.

                      The Servicer's records regarding the pool assets agree with the Servicer's records with          X
1122(d)(4)(v)         respect to an obligor's unpaid principal balance.

                      Changes with respect to the terms or status of an obligor's pool assets (e.g.,                   X
                      loan  modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
1122(d)(4)(vi)        documents.

                      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in X lieu of foreclosure, foreclosures and repossessions, as applicable)
                      are initiated, conducted and concluded in accordance with the timeframes or
1122(d)(4)(vii)       other requirements established by the transaction agreements.

                      Records documenting collection efforts are maintained during the period a pool                   X
                      asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary
1122(d)(4)(viii)      (e.g., illness or unemployment).

                      Adjustments to interest rates or rates of return for pool assets with variable                   X
1122(d)(4)(ix)        rates are computed based on the related pool asset documents.

                      Regarding any funds held in trust for an obligor (such as escrow accounts): (A)                  X
                      such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                      (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in
1122(d)(4)(x)         the transaction agreements.

                      Payments made on behalf of an obligor (such as tax or insurance payments) are                    X
                      made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or
1122(d)(4)(xi)        such other number of days specified in the transaction agreements.

                                      J-2

                      Any late payment penalties in connection with any payment to be made on behalf                   X
                      of an obligor  are paid from the Servicer's funds and not charged to the
1122(d)(4)(xii)       obligor, unless the late payment was due to the obligor's error or omission.

                      Disbursements made on behalf of an obligor are posted within two business days to the            X
                      obligor's records maintained by the servicer, or such other number of days
1122(d)(4)(xiii)      specified in the transaction agreements.

                      Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in             X
1122(d)(4)(xiv)       accordance with the transaction agreements.

                      Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item
1122(d)(4)(xv)        1115 of Regulation AB, is maintained as set forth in the transaction agreements.


                         [NAME OF OWNER] [NAME OF SUBSERVICER]


                         Date: _________________________


                         By: _________________________
                         Name:
                         Title:

                                    EXHIBIT K

                  REPORTING DATA FOR REALIZED LOSSES AND GAINS

          CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

         NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE WITHIN 90 DAYS OF LIQUIDATION. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.


                  The numbers on the 332 form correspond with the numbers listed below.

         LIQUIDATION AND ACQUISITION EXPENSES:
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2.       The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization
                  Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         3.       Accrued Servicing Fees based upon the Scheduled Principal
                  Balance of the Mortgage Loan as calculated on a monthly basis.
                  For documentation, an Amortization Schedule from date of
                  default through liquidation breaking out the net interest and servicing fees advanced is required.
         4-12.    Complete as applicable. Required documentation:

                    * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                    * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

                    * Other expenses - copies of corporate advance history showing all payments

                    *    REO repairs > $1500 require explanation

                    *    REO repairs >$3000 require evidence of at least 2 bids.

                    * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                    * Unusual or extraordinary items may require further documentation.

         13. The total of lines 1 through 12. CREDITS:

         14-21. Complete as applicable. Required documentation:

                    * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

                    *    Copy of EOB for any MI or gov't guarantee

                    * All other credits need to be clearly defined on the 332 form

         22. The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part
                           A/Initial proceeds and line (18b) for Part
                           B/Supplemental proceeds.


         TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in
              parenthesis (   ).

                   CALCULATION OF REALIZED LOSS/GAIN FORM 332

         Prepared by:  __________________              Date:  _______________
         Phone:  ______________________   Email Address:_____________________



Servicer Loan No.              Servicer Name               Servicer Address

         WELLS FARGO BANK, N.A. LOAN NO._____________________________

         Borrower's Name: ___________________________________________

         Property Address: __________________________________________


         LIQUIDATION TYPE:  REO SALE                  3RD PARTY SALE       SHORT SALE    CHARGE OFF

         WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN              YES         NO
         If "Yes", provide deficiency or cramdown amount _______________________________

         LIQUIDATION AND ACQUISITION EXPENSES:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ________________(1)
         (2)  Interest accrued at Net Rate                               ________________(2)
         (3)  Accrued Servicing Fees                                     ________________(3)
         (4)  Attorney's Fees                                            ________________(4)
         (5)  Taxes (see page 2)                                         ________________(5)
         (6)  Property Maintenance                                       ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                  ________________(7)
         (8)  Utility Expenses                                           ________________(8)
         (9)  Appraisal/BPO                                              ________________(9)
         (10) Property Inspections                                       ________________(10)
         (11) FC Costs/Other Legal Expenses                              ________________(11)
         (12) Other (itemize)                                            ________________(12)
                  Cash for Keys__________________________                ________________(12)
                  HOA/Condo Fees_______________________                  ________________(12)
                  ______________________________________                 ________________(12)

                  TOTAL EXPENSES                                        $ _______________(13)
         CREDITS:
         (14) Escrow Balance                                            $ _______________(14)
         (15) HIP Refund                                                  _______________(15)
         (16) Rental Receipts                                             _______________(16)
         (17) Hazard Loss Proceeds                                        _______________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance                _______________(18a)
              HUD Part A
              HUD Part B                                                  _______________(18b)


                                      K-2

         (19) Pool Insurance Proceeds                                     _______________(19)
         (20) Proceeds from Sale of Acquired Property                     _______________(20)
         (21) Other (itemize)                                             _______________(21)
         If "Yes", provide deficiency or cramdown amount _______________________________



              TOTAL CREDITS                                             $________________(22)
         TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                        $________________(23)


ESCROW DISBURSEMENT DETAIL

      TYPE           DATE PAID        PERIOD OF       TOTAL PAID       BASE AMOUNT      PENALTIES        INTEREST
   (TAX /INS.)                        COVERAGE

================================================================================

                            EMC Mortgage Corporation,

                                                        Purchaser

                                       and

                          Countrywide Home Loans, Inc.,

                                                        Company

                   -------------------------------------------

                   SELLER'S WARRANTIES AND SERVICING AGREEMENT

                          Dated as of September 1, 2002

                   -------------------------------------------

                   Residential Adjustable Rate Mortgage Loans

================================================================================

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

           CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                    BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

Section 2.01   Conveyance of Mortgage Loans; Possession of Mortgage Files;
                 Maintenance of Servicing Files ......................................     13
Section 2.02   Books and Records; Transfers of Mortgage Loans ........................     14
Section 2.03   Delivery of Documents .................................................     15

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

Section 3.01   Company Representations and Warranties ................................     16
Section 3.02   Representations and Warranties Regarding Individual Mortgage Loans ....     18
Section 3.03   Remedies for Breach of Representations and Warranties .................     28
Section 3.04   Indemnification .......................................................     29
Section 3.05   Repurchase Upon Conversion ............................................     30
Section 3.06   Restrictions and Requirements Applicable in the Event
                 that a Mortgage Loan is Acquired by a REMIC .........................     30
Section 3.07   Review of Mortgage Loans ..............................................     31

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01   Company to Act as Servicer ............................................     32
Section 4.02   Liquidation of Mortgage Loans .........................................     34
Section 4.03   Collection of Mortgage Loan Payments ..................................     35
Section 4.04   Establishment of and Deposits to Custodial Account ....................     35
Section 4.05   Permitted Withdrawals From Custodial Account ..........................     37
Section 4.06   Establishment of and Deposits to Escrow Account .......................     38
Section 4.07   Permitted Withdrawals From Escrow Account .............................     38
Section 4.08   Payment of Taxes, Insurance and Other Charges .........................     39
Section 4.09   Protection of Accounts ................................................     39

Section 4.10   Maintenance of Hazard Insurance .......................................     40
Section 4.11   Maintenance of Mortgage Impairment Insurance ..........................     42
Section 4.12   Maintenance of Fidelity Bond and Errors and Omissions Insurance .......     42
Section 4.13   Inspections ...........................................................     42
Section 4.14   Restoration of Mortgaged Property .....................................     43
Section 4.15   Maintenance of PMI and LPMI Policy; Claims ............................     43
Section 4.16   Title, Management and Disposition of REO Property .....................     45
Section 4.17   Real Estate Owned Reports .............................................     46
Section 4.18   Liquidation Reports ...................................................     46
Section 4.19   Reports of Foreclosures and Abandonments of Mortgaged Property ........     46
Section 4.20   Notification of Adjustments ...........................................     46

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

Section 5.01   Remittances ...........................................................     47
Section 5.02   Statements to Purchaser ...............................................     47
Section 5.03   Monthly Advances by Company ...........................................     48

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01   Transfers of Mortgaged Property .......................................     48
Section 6.02   Satisfaction of Mortgages and Release of Mortgage Files ...............     49
Section 6.03   Servicing Compensation ................................................     50
Section 6.04   Annual Statement as to Compliance .....................................     50
Section 6.05   Annual Independent Public Accountants' Servicing Report ...............     51
Section 6.06   Right to Examine Company Records ......................................     51

                                   ARTICLE VII

                     AGENCY TRANSFER; PASS-THROUGH TRANSFER

Section 7.01   Removal of Mortgage Loans from Inclusion Under this Agreement
                 Upon an Agency Transfer, or a Pass-Through Transfer on One or
                 More Reconstitution Dates ...........................................     51
Section 7.02   Purchaser's Repurchase and Indemnification Obligations ................     52

                                  ARTICLE VIII

                              COMPANY TO COOPERATE

Section 8.01   Provision of Information ..............................................     53
Section 8.02   Financial Statements; Servicing Facility ..............................     53

                                   ARTICLE IX

                                   THE COMPANY

Section 9.01   Indemnification; Third Party Claims ...................................     54
Section 9.02   Merger or Consolidation of the Company ................................     54
Section 9.03   Limitation on Liability of Company and Others .........................     55
Section 9.04   Limitation on Resignation and Assignment by Company ...................     55

                                    ARTICLE X

                                     DEFAULT

Section 10.01  Events of Default .....................................................     56
Section 10.02  Waiver of Defaults ....................................................     57

                                   ARTICLE XI

                                   TERMINATION

Section 11.01  Termination ...........................................................     57
Section 11.02  Termination Without Cause .............................................     58

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01  Successor to Company ..................................................     58
Section 12.02  Amendment .............................................................     59
Section 12.03  Governing Law .........................................................     59
Section 12.04  Duration of Agreement .................................................     59
Section 12.05  Notices ...............................................................     59
Section 12.06  Severability of Provisions ............................................     60
Section 12.07  Relationship of Parties ...............................................     60
Section 12.08  Execution; Successors and Assigns .....................................     60
Section 12.09  Recordation of Assignments of Mortgage ................................     60
Section 12.10  Assignment by Purchaser ...............................................     61
Section 12.11  No Personal Solicitation ..............................................     61

                                    EXHIBITS

EXHIBIT A        MORTGAGE LOAN SCHEDULE
EXHIBIT B        CONTENTS OF EACH MORTGAGE FILE
EXHIBIT C        MORTGAGE LOAN DOCUMENTS
EXHIBIT D-1      FORM OF CUSTODIAL ACCOUNT
                 CERTIFICATION
EXHIBIT D-2      FORM OF CUSTODIAL ACCOUNT
                 LETTER AGREEMENT
EXHIBIT E-1      FORM OF ESCROW ACCOUNT CERTIFICATION
EXHIBIT E-2      FORM OF ESCROW ACCOUNT
                 LETTER AGREEMENT
EXHIBIT F        FORM OF MONTHLY REMITTANCE ADVICE
EXHIBIT G        FORM OF ASSIGNMENT AND ASSUMPTION
EXHIBIT H        UNDERWRITING GUIDELINES

            This is a Seller's Warranties and Servicing Agreement for residential adjustable rate first lien mortgage loans, dated and effective as of September 1, 2002, and is executed between EMC Mortgage Corporation, as purchaser (the "Purchaser"), and Countrywide Home Loans, Inc., as seller and servicer (the "Company").

                              W I T N E S S E T H:

            WHEREAS, from time to time the Purchaser has agreed to purchase from the Company and from time to time the Company has agreed to sell to the Purchaser certain Mortgage Loans (excluding the right to service the Mortgage Loans which the Company expressly retains);

            WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule, which is annexed hereto as Exhibit A;

      WHEREAS, the Company has agreed to service, from time to time, certain of the Mortgage Loans acquired by the Purchaser in accordance with the terms and provisions of this Agreement; and

      WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the management, servicing and control of the Mortgage Loans which from time to time are subject to this Agreement.

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

            Agency Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Company as "servicer thereunder".

            Agreement: This Seller's Warranties and Servicing Agreement and all amendments hereof and supplements hereto.

            ALTA: The American Land Title Association or any successor thereto.

            Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

            Approved Flood Certification Provider: Any provider acceptable to Fannie Mae and Freddie Mac.

            Assignment and Conveyance: An Assignment and Conveyance in the form of Exhibit 6 to the Mortgage Loan Purchase Agreement dated as of the date hereof, by and between the Seller and the Purchaser.

            Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

            BIF: The Bank Insurance Fund, or any successor thereto.

            Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of New York or California are authorized or obligated by law or executive order to be closed.

            Closing Date: The date set forth on the related Confirmation on which the Purchaser from time to time shall purchase and the Company from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

            Company: Countrywide Home Loans, Inc., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

            Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Confirmation: The trade confirmation letter between the parties hereto which relates to the Mortgage Loans on the related Closing Date.

            Convertible Mortgage Loan: Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan at any time between the first anniversary and the fifth anniversary of the origination of the mortgage loan.

            Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

            Custodial Agreement: That certain Custodial Agreement, dated as of November 23,1999 by and between the Purchaser and Wells Fargo Bank Minnesota, N.A.

            Custodian: The Custodian under the Custodial Agreement, or its successor in interest or assigns or any successor to the Custodian under the Custodial Agreement as provided therein.

            Cut-off Date: The date set forth on the related Confirmation.

            Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

            Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

            Disqualified  Organization:  An  organization  defined  as such in
Section 860E(e) of the Code.

            Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month of such Due Date.

            Due Period: With respect to each Remittance Date, the prior calendar month.

            Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

            (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

            (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.;

            (iii) investments and securities otherwise acceptable to Fannie Mae and Freddie Mac.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

            Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

            Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

            Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

            Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

            Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

            Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

            First Remittance Date: As stated in the related Mortgage Loan Purchase Agreement.

            5/1 ARM Mortgage Loan: Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first five (5) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

            Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            GEMICO: General Electric Mortgage Insurance Corporation or any successor thereto.

            Gross Margin: With respect to each Mortgage Loan, the fixed percentage amount set forth on the related Mortgage Note, which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

            Index: With respect to any individual Treasury Rate Mortgage Loan, and with respect to any individual 10/1 ARM Mortgage Loan, 5/1 ARM Mortgage Loan or 3/1 ARM Mortgage Loan commencing from and after the 120th Monthly Payment, sixtieth Monthly Payment, or the thirty-sixth Monthly Payment thereof, respectively, Index shall mean a rate per annum equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in statistical release No. H 15 (519) or any similar publication as available 45 days prior to the Interest Rate Adjustment Date. With respect to any individual LIBOR Mortgage Loan, Index shall mean a rate per annum equal to the average of interbank offered rates for twelve month U.S. dollar denominated deposits in the London market as determined as set forth in the related Mortgage Note. With respect to any individual CD Mortgage Loan, Index shall mean a rate per annum equal to the weekly average yield on certificates of deposit adjusted to a constant maturity of six months as published by the Federal Reserve Board in statistical release No. H 15 (519) or similar publication as available 45 days prior to the Interest Rate Adjustment Date.

            Initial Rate Cap: With respect to each Mortgage Loan and the initial Interest Rate Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage
Interest Rate for such Mortgage Loan may increase or decrease from the Mortgage Interest Rate in effect immediately prior to such Interest Rate Adjustment Date.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Interest Rate Adjustment Date: The date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

            LIBOR Mortgage Loan: Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is adjusted annually based upon the rate per annum equal to the average of interbank offered rates for twelve month U.S. dollar denominated deposits in the London market as published in The Wall Street Journal.

            Lifetime Mortgage Interest Rate Cap: With respect to each Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate cannot be adjusted. The Mortgage Interest Rate during the term of a Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Mortgage Loan by more than 5% per

            Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the Stated Principal Balance of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

            LPMI Loan: A Mortgage Loan with a LPMI Policy.

            LPMI Policy: A policy of primary mortgage guaranty insurance issued by another Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Confirmation and related Mortgage Loan Schedule.

            LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

            MERS:   Mortgage   Electronic   Registration   Systems,   Inc.,  a
corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

            MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

            MIN:  The  Mortgage  Identification  Number for any MERS  Mortgage
Loan.

            Monthly Advance: The portion of Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

            Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

            Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

            Mortgage Interest Rate: The annual rate at which Interest accrues on any Mortgage Loan as adjusted from time to time in accordance with the provisions of the related Mortgage Note and in compliance with the related Initial Rate Cap, Lifetime Mortgage Interest Rate Cap and Periodic Rate Cap, if any, of the related Mortgage Note.

            Mortgage Loan: An individual Convertible or Non-Convertible, Treasury Rate, LIBOR, 5/1 ARM, or 3/1 ARM Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, REO disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

            Mortgage Loan Documents: The documents listed in Exhibit B hereto.

            Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser by the Company on a Closing Date.

            Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus (i) the Servicing Fee Rate and (ii) with respect to LPMI Loans, the LPMI Fee.

            Mortgage  Loan  Schedule:  With  respect  to  each  Mortgage  Loan
Package, a schedule of Mortgage Loans annexed hereto as Annex A, such schedule setting forth the following information with respect to each Mortgage Loan:
(1) the Company's Mortgage Loan identifying  number; (2) the Mortgagor's name;
(3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied a second home, or an investment property; (5) the number and type of residential units constituting the Mortgaged Property; (6) the original months to maturity; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the initial Monthly Payment was due on the Mortgage Loan; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the Cut-off Date; (12) the last payment date on which a payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan;
(14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (15) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance);  (16)  a code  indicating  the  documentation  style  (i.e.  full, alternative or reduced); (17) the Interest Rate Adjustment Date; (18) the Gross Margin; (19) the lifetime maximum Mortgage Interest Rate under the terms of the Mortgage Note; (20) the date the Mortgage Loan was originated; (21) the Periodic Rate Cap; (22) a code indicating the company providing private mortgage insurance; (23) a code indicating if the Mortgage Loan is convertible; (24) the Servicing Fee Rate; (25) the LPMI Fee, if any; and (26) the Initial Rate Cap. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule may consist of multiple reports that collectively set forth all of the required information.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

            Mortgagor: The obligor on a Mortgage Note.

            Non-Convertible Mortgage Loan: Any individual Mortgage Loan purchased pursuant to this Agreement which does not contain a provision whereby the Mortgagor may convert the Mortgage Loan to a fixed-rate mortgage loan.

            Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Company and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Company or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Company or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

            Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction, retaining the Company as "servicer" (with or without a master servicer) thereunder.

            Periodic Rate Cap: With respect to each Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

            Person: Any individual,  corporation,  partnership, joint venture,
association,   joint-stock  company,   trust,   unincorporated   organization,
government or any agency or political subdivision thereof.

            PMI: PMI Mortgage Insurance Co., or any successor thereto.

            PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

            Pool Insurer: Any of GEMICO, PMI or UGI.

            Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

            Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in the "Money Rates" section of The Wall Street Journal.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

            Purchaser: EMC Mortgage Corporation or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

            Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF or the debt obligations of which are rated AA (or the equivalent rating category) or better by national recognized statistical rating organization.

            Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

            Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) have a Gross Margin not less than that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) use the same Index for determining the Mortgage Interest Rate as the Deleted Mortgage Loan; (vi) have the same provision with respect to convertibility as the Deleted Mortgage Loan; and
(viii) be a REMIC Eligible Mortgage Loan.

            Rating Agency: Any of Fitch, Moody's or Standard & Poor's or their respective successors designed by the Purchaser.

            Reconstitution Agreements: The agreement or agreements entered into by the Purchaser, the Company, Fannie Mae or Freddie Mac or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Pass-Through Transfer or an Agency Transfer as set forth in Section 7.01, including, but not limited to, (i) a Fannie Mae Mortgage Selling and Servicing Contract, a Pool Purchase Contract, and any and all servicing agreements and tri-party agreements reasonably required by Fannie Mae with respect to a Fannie Mae Transfer, (ii) a Purchase Contract and all purchase documents associated therewith as set forth in the Freddie Mac Sellers' & Servicers' Guide, and any and all servicing agreements and tri-party agreements reasonably required by Freddie Mac with respect to a Freddie Mac Transfer, and (iii) a Pooling and Servicing Agreement and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Company in servicing the related Mortgage Loans and shall provide for servicing compensation to the Company (calculated on a weighted average basis for all the related Mortgage Loans as of the Reconstitution
Date), net of any guarantee fees due Fannie Mae or Freddie Mac, if applicable, at least equal to the Servicing Fee due the Company in accordance with this Agreement or the servicing fee required pursuant to the Reconstitution Agreement. The form of relevant Reconstitution Agreement to be entered into by the Purchaser and/or master servicer or trustee and the Company with respect to Pass-Through Transfers shall be reasonably satisfactory in form and substance to the Purchaser and the Company, shall not material increase the Company's obligations or diminish the Company's rights hereunder and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement, unless otherwise mutually agreed by the parties.

            Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer or a Pass-Through Transfer pursuant to Section 7.01 hereof. On such date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

            Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Documents: The document or documents creating and governing the administration of a REMIC.

            REMIC Eligible Mortgage Loan: A Mortgage Loan held by a REMIC which satisfies and/or complies with all applicable REMIC Provisions.

            REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 86OG of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

            Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, beginning with the First Remittance Date.

            REO  Disposition:  The  final  sale  by the  Company  of  any  REO
Property.

            REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

            REO  Property:  A  Mortgaged  Property  acquired by the Company on
behalf  of  the  Purchasers  through   foreclosure  or  by  deed  in  lieu  of
foreclosure, as described in Section 4.16.

            Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

            SAIF: The Savings Association Insurance Fund, or any successor thereto.

            Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as amended.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including without limitation, foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

            Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

            Servicing Fee Rate: 0.25% per annum with respect to the period prior to the initial Interest Adjustment Date and, for the 5/1 7/1 and 10/1 ARM Loans 0.375% thereafter.

            Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in Exhibit B the originals of which are delivered to the Custodian pursuant to Section 2.01.

            Servicing Officer: Any officer of the Company involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

            7/1 ARM Mortgage Loan: Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first seven (7) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

            Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

            Subservicer: Any Subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 4.01.

            Subservicing Agreement: An agreement between the Company and a Subservicer for the servicing of the Mortgage Loans.

            10/1 ARM Mortgage Loan: Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first ten (10) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

            3/1 ARM Mortgage Loan: Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first three (3) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan.

            Treasury Rate Mortgage Loan: Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is adjusted based upon the weekly average yield on U.S. Treasury securities.

            Underwriting  Guidelines:   The  underwriting  guidelines  of  the
Company with respect to mortgage loans similar to the Mortgage Loans, attached hereto as Exhibit H.

            UGI:  United  Guaranty   Residential   Insurance  Company  or  any
successor thereto.

                                   ARTICLE II

           CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                    BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

                  Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

            The Company, on each Closing Date, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans in the related Mortgage Loan Package, excluding the right to service the Mortgage Loans which the Company expressly retains. Pursuant to Section 2.03, the Company has delivered the Mortgage Loan Documents for each Mortgage Loan in the Mortgage Loan Package to the Custodian.

            The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Company and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Purchaser. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to
Section 3.03, 3.05, 3.07, or 6.02.

            Section 2.02 Books and Records; Transfers of Mortgage Loans.

            From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans in a Mortgage Loan Package including but not limited to all funds received on or in connection with the Mortgage Loan, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

            The sale of each Mortgage Loan in a Mortgage Loan Package shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

            The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

            The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage
Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Company unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement in the form of Exhibit G hereto executed by the transferee shall have been delivered to the Company, and (ii) with respect to each Mortgage Loan Package, in no event shall there be more than five Persons at any given time having the status of "Purchaser" hereunder. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred. Purchaser shall not to transfer to any assignee any pool of Mortgage Loans with a aggregate outstanding principal balance of less than $10,000,000 without the consent of the Company; provided, however, if the Company fails to consent to the transfer of a pool of Mortgage Loans as contemplated in this sentence, Purchaser shall have the right to purchase the servicing rights associated with such Mortgage Loans at a price to mutually agreed to by Purchaser and Company, exercising good faith.

            Section 2.03 Delivery of Documents.

            On or before the date which is agreed upon by the Purchaser and the Company in the related Confirmation, the Company shall deliver and release to the Custodian those Mortgage Loan Documents as required by this Agreement with respect to each Mortgage Loan in the related Mortgage Loan Package a list of which is attached to the related Assignment and Conveyance.

            On or prior to the related Closing Date, the Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Company shall be responsible for maintaining the Custodial Agreement for the benefit of the Purchaser. Purchaser shall pay all fees and expenses of the Custodian.

            The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 180 days of its submission for recordation.

            In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 180 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

            On or prior to the date which is three Business Days prior to the related Closing Date, the Company shall deliver to the Purchaser the related Mortgage Loan Schedule.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

            Section 3.01 Company Representations and Warranties.

            The Company represents and warrants to the Purchaser that as of each Closing Date:

            (a) Due Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

            (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

            (d) Ability to Service. The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

            (e) Reasonable Servicing Fee. The Company acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

            (f) Ability to Perform. The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

            (g) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the best of the Company's knowledge threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

            (h) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

            (i) Selection Process. The Mortgage Loans were selected from among the adjustable rate one- to four-family mortgage loans in the Company's portfolio at the related Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

            (j) Pool Characteristics. With respect to each Mortgage Loan Package, the Mortgage Loan characteristics set forth on Exhibit 2 to the related Assignment and Conveyance are true and complete.

            (k) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

            (l)  Sale   Treatment.   The  Company  has  determined   that  the
disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

            (m) Financial Statements. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's most recent financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

            (n) No Brokers' Fees. The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

            (o) Origination. The Company's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Company's Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated; and

            (p) MERS. The Company is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

                  Section 3.02 Representations and Warranties Regarding Individual Mortgage Loans.

            As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the related Closing Date:

            (a) Mortgage Loans as Described. The information set forth in each Mortgage Loan Schedule is complete, true and correct in all material respects;

            (b) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan has been more than 30 days delinquent at any time in the twelve months prior to the related Closing Date. The first Monthly Payment shall be made with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note;

            (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

            (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

            (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

            (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of
Section 4.10. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor's or any Subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, unlawful commission, unlawful kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

            (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

            (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

            (i) Location and Type of Mortgaged Property. The Mortgaged Property is a fee simple property located in the state identified in the related Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the Company's Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

            (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

            (1) the lien of current real property taxes and assessments not yet due and payable;

            (2)  covenants,  conditions  and  restrictions,   rights  of  way,
      easements  and  other  matters  of the  public  record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

            (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

            (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud was committed by the Company, or to the Company's knowledge by any other person including the Mortgagor, in connection with the origination or servicing of the Mortgage Loan. The Company has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

            (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

            (m) Ownership. The Company is the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Company has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

            (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

            (o) LTV, PMI Policy. Any Mortgage Loan with an LTV over 80% has a PMI Policy insuring, as to payment defaults, the excess LTV over 71% (or such other percentage as stated in the related Confirmation) of the Appraised Value until the LTV of such Mortgage Loan is reduced to 80%. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith; provided, that, with respect to LPMI Loans, the Company is obligated thereunder to maintain the LPMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any insurance premium excluded any premium for the LPMI Policy;

            (p) Title Insurance. The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent that a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment, subject only to the exceptions contained in clauses
(1), (2) and (3) of paragraph (j) of this Section 3.02. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

            (q) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

            (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

            (t) Origination; Payment Terms. The Mortgage Loan was originated by either i) the Company, which is a FNMA-approved, FHLMC-approved and HUD-approved mortgage banker, or ii) an entity that is a FNMA-approved, FHLMC-approved and HUD-approved mortgage banker, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or state authority. The interest rate on the related Mortgage Note is adjusted annually in the case of Treasury Rate Mortgage Loans and LIBOR Mortgage Loans on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin, subject to the Initial Rate Cap, Periodic Rate Cap and the Lifetime Mortgage Interest Rate Cap as set forth in the Mortgage Note. The Mortgage Interest Rate for a 5/1 ARM Mortgage Loan and a 3/1 ARM Mortgage Loan is adjusted annually commencing from and after the sixtieth Monthly Payment and the thirty-sixth Monthly Payment, respectively, in the same manner as a Treasury Rate Mortgage Loan and LIBOR Mortgage Loan, provided, however, that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for such 5/1 ARM Mortgage Loan (the Initial Rate Cap does apply). The Mortgage Note is payable each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of no more than 30 years. Each Convertible Mortgage Loan contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan at any time between the first and fifth anniversary of the origination of the Mortgage Loan. No Mortgage Loan has a provision for negative amortization;

            (u) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

            (v) Conformance with Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Company's Underwriting Guidelines in effect at the time the Mortgage Loan was originated.;

            (w) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

            (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

            (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchasers to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (z) Acceptable Investment. The Company has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

            (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Mortgage Loan by the Company under this Agreement as set forth in Exhibit C attached hereto have been delivered to the Custodian. The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Custodian;

            (bb) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Company's Underwriting Guidelines with respect to such condominium or planned unit development;

            (cc) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (dd) Due on Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagor thereunder;

            (ee) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (ff) Consolidation of Future Advances. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (gg) Mortgaged Property Undamaged. There is no proceeding pending or, to the best of the Company's knowledge, threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended; and

            (hh) Collection Practices; Escrow Deposits. The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

            (ii) Appraisal. The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Company, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae, Freddie Mac or Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

            (jj) Soldiers' and Sailors' Relief Act. The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

            (kk) Environmental Matters. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. To the best of the Company's knowledge, there is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

            (ll)  No  Construction   Loans.  No  Mortgage  Loan  was  made  in
connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

            (mm) Insurance. The Company has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser; No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

            (nn) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae guidelines for such trusts.

            (oo) Predatory Lending Regulations; High Cost Loans. None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost," "threshold," or "predatory" loans under any other applicable state, federal or local law.

            (pp) Simple Interest Mortgage Loans. None of the Mortgage Loans are simple interest Mortgage Loans.

            (qq) Single Premium Credit Life Insurance. None of the proceeds of the Mortgage Loan were used to finance single-premium credit life insurance policies.

            (rr) Tax Service Contract The Company has obtained a life of loan, transferable real estate Tax Service Contract on each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser;

            (ss) Flood Certification Contract. The Company has obtained a life of loan, transferable flood certification contract with a Approved Flood Certification Provider for each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser;

            (tt) FICO Scores. Each Mortgage Loan has a non-zero FICO score;

            (uu) Prepayment Fee. With respect to each Mortgage Loan that has a prepayment fee feature, each such prepayment fee is enforceable and will be enforced by the Company, and each prepayment penalty in permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated. Except as otherwise set forth in the related Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a prepayment fee, such prepayment fee is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan; and

            (vv) Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Company, or is in the process of being recorded;

            (ww) Leaseholds. If the Mortgaged Property is subject to a ground lease or any other type of leasehold interest, the ground lease or other leasehold interest exceeds the remaining term of the related Mortgage Loan.

            Section   3.03   Remedies  for  Breach  of   Representations   and
Warranties.

            It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser, or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

            With respect to those representations and warranties which are made to the best of the Company's knowledge, if it is discovered by the Company or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest of the Purchaser (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), notwithstanding the Company's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

            Within 60 days of the earlier of either discovery by or notice to the Company of any Breach of a representation or warranty, the Company shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Company shall, at the Purchaser's option and subject to Section 3.06, repurchase such Mortgage Loan at the Repurchase Price. In the event that a Breach shall involve any representation or warranty set forth in Section 3.01, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Company of such Breach, all of the Mortgage Loans shall, at the Purchaser's option and subject to Section 3.06, be repurchased by the Company at the Repurchase Price. However, if the Breach shall involve a representation or warranty set forth in
Section 3.02 and the Company discovers or receives notice of any such Breach within 120 days of the related Closing Date, the Company shall, at the Purchaser's option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

            At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

            For any month in which the Company substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution) . The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

            Any cause of action against the Company relating to or arising out of the Breach of any representations and warranties made in Sections 3.01 and
3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failure by the Company to cure such Breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

            Section 3.04 Indemnification.

            The Company agrees to indemnify the Purchaser and hold it harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related any assertion based on, grounded upon resulting from a Breach of any of the Company's representations and warranties contained herein. In addition to the obligations of the Company set forth in this Section 3.04, the Purchaser may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages. The provisions of this Section 3.04 shall survive termination of this Agreement.

            It is understood and agreed that the obligations of the Company set forth in Sections 3.03 and 3.04 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a Breach of the foregoing representations and warranties.

            Section 3.05 Repurchase Upon Conversion.

            In the event the Mortgagor under any Convertible Mortgage Loan elects to convert said Mortgage Loan to a fixed rate mortgage loan, as provided in the related Mortgage Note, then the Company shall repurchase the related Mortgage Loan in the month the conversion takes place and in the manner prescribed in Section 3.04 at the Repurchase Price.

            Section 3.06 Restrictions and Requirements Applicable in the Event
                         that a Mortgage Loan is Acquired by a REMIC

            In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, the following provisions shall be applicable to such Mortgage Loan:

            (A) Repurchase of Mortgage Loans.

            With respect to any Mortgage Loan that is not in default or as to which no default is imminent, no repurchase or substitution pursuant to Subsection 3.03, 3.05, 3.07 or 7.02 shall be made, unless, if so required by the applicable REMIC Documents the Company has obtained an Opinion of Counsel to the effect that such repurchase will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

            (B) General Servicing Obligations.

            The Company shall sell any REO Property within two years after its acquisition by the REMIC unless (i) the Company applies for an extension of such two-year period from the Internal Revenue Service pursuant to the REMIC Provisions and Code Section 856(e) (3), in which event such REO Property shall be sold within the applicable extension period, or (ii) the Company obtains for the Purchaser an Opinion of Counsel, addressed to the Purchaser and the Company, to the effect that the holding by the REMIC of such REO Property subsequent to such two year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the REMIC to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of relevant state laws at any time. The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a) (8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a) (2) (B) of the Code or any "net income from foreclosure property" which is subject to taxation under Section 860G(a) (1) of the Code. Pursuant to its efforts to sell such REO Property, the Company shall either itself or through an agent selected by the Company protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Purchaser, rent the same, or any part thereof, as the Company deems to be in the best interest of the Company and the Purchaser for the period prior to the sale of such REO Property; provided, however, that any rent received or accrued with respect to such REO Property qualifies as "rents from real property" as defined in Section 856(d) of the Code.

            (C) Additional Covenants.

            In addition to the provision set forth in this Section 3.06, if a REMIC election is made with respect to the arrangement under which any of the Mortgage Loans or REO Properties are held, then, with respect to such Mortgage Loans and/or REO Properties, and notwithstanding the terms of this Agreement, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

            If a REMIC election is made with respect to the arrangement under which any Mortgage Loans or REO Properties are held, the Company shall amend this Agreement such that it will meet all Rating Agency requirements.

            Section 3.07 Review of Mortgage Loans

            From the related Closing Date until the date 15 days after the related Closing Date, the Purchaser shall have the right to review the Mortgage Files and obtain BPOs and other property evaluations on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Closing Date, with the results of such BPO or property evaluation reviews to be communicated to the Company for a period up to 15 days after the related Closing Date. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's sole determination (i) fails to conform to the Underwriting Guidelines, (ii) the value of the Mortgaged Property pursuant to any BPO or property evaluation varies by more than plus or minus 15% from the lesser of (A) the original appraised value of the Mortgage Property or (B) the purchase price of the Mortgaged Property as of the date of origination (a "Value Issue"), (iii) the Mortgage Loan is underwritten without verification of the Borrower's income and assets and there is no credit report and credit score or (iv) the Purchaser deems the Mortgage Loan not to be an acceptable credit risk. The Company shall repurchase the rejected Mortgage Loan in the manner prescribed in Section 3.03 upon receipt of notice from the Purchaser of the rejection of such Mortgage Loan; provided, that, in the event that the Purchaser rejects a Mortgage Loan due to a Value Issue, the Company may submit to the Purchaser an additional property evaluation for purposes of demonstrating that the Mortgage Loan does not have a Value Issue. If the Purchaser and the Company fail to resolve such Value Issue within two weeks of the Purchaser presenting such Value Issue to the Company, then Company shall have the right to promptly (a) substitute such Mortgage Loan with a Qualified Substitute Mortgage Loan meeting all the terms hereof, or (b) repurchase such Mortgage Loan in the manner prescribed in Section 3.03. Any rejected Mortgage Loan shall be removed from the terms of this Agreement. The Company shall make available all files required by Purchaser in order to complete its review, including capturing all CRA/HMDA required data fields. Any review performed by the Purchaser prior to the related Closing Date does not limit the Purchaser's rights or the Company's obligations under this section. To the extent that the Purchaser's review discloses that the Mortgage Loans do not conform to the Underwriting Guidelines or the terms set forth in the Purchaser Price and Terms Letter, the Purchaser may in its sole discretion increase its due diligence review and obtain additional BPO's or other property evaluations. The additional review may be for any reason including but not limited to credit quality, property valuations, and data integrity.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

            Section 4.01 Company to Act as Servicer.

            The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

            Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchasers, provided, however, that the Company shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent and the Company has obtained the prior written consent of the Purchaser) the Company shall not permit any modification of any material term of any Mortgage Loan including any modifications that would change the Mortgage Interest Rate change the Index, Lifetime Mortgage Interest Rate Cap, Initial Rate Cap or Gross Margin of any Mortgage Loan, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and
(b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

            In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

            The Mortgage Loans may be subserviced by the Subservicer on behalf of the Company provided that the Subservicer is a Fannie Mae-approved lender or a Freddie Mac seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers imposed by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Company may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Company of the Subservicer shall not release the Company from any of its obligations hereunder and the Company shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Company. The Company shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.

            At the cost and expense of the Company, without any right of reimbursement from the Custodial Account, the Company shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Company, at the Company's option, from electing to service the related Mortgage Loans itself. In the event that the Company's responsibilities and duties under this Agreement are terminated pursuant to Section 9.04, 10.01 or 11.02, and if requested to do so by the Purchaser, the Company shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible. The Company shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Company's own funds without reimbursement from the Purchaser.

            Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Company and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Company shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Company shall be entitled to enter into an agreement with the Subservicer for indemnification of the Company by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Company alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer's fees and expenses. For purposes of distributions and advances by the Company pursuant to this Agreement, the Company shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

            Section 4.02 Liquidation of Mortgage Loans.

            In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within 10 Business Days of receiving such notice. In the event the Purchaser objects to such foreclosure action, the Company shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority) .

            Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. Upon completion of the inspection, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

            After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to
Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section
4.05 hereof.

            Section 4.03 Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Section 4.04 Establishment of and Deposits to Custodial Account.

            The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Countrywide Home Loans, Inc. in trust for EMC Mortgage Corporation, as purchaser of Residential Adjustable Rate Mortgage Loans and various
Mortgagors". The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

            The Company shall deposit in the Custodial Account within two Business Days of receipt, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, (other than payments of principal and interest due on or before the related Cut-off Date, or received by the Company prior to the related Cut-off Date but allocable to a period subsequent thereto or with respect to each LPMI Loan, in the amount of the LPMI Fee) :

            (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

            (iii) all Liquidation Proceeds;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10, Section 4.11, Section 4.14 and
      Section 4.15;

            (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

            (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 4.09, 5.03, 6.01 or 6.02;

            (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03, 3.05 or 3.07 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

            (viii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Company's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

            (ix) any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

            (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

            The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to
Section 4.05.

            Section 4.05 Permitted Withdrawals From Custodial Account.

            The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

            (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

            (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to
      Section 3.03, 3.05, 3.07 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

            (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser except where the Company is required to repurchase a Mortgage Loan pursuant to
      Section 3.03, 3.05, 3.07 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchasers of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchasers with respect to such Mortgage Loan;

            (iv) to pay itself interest on funds deposited in the Custodial Account;

            (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 9.01;

            (vi) to pay any amount  required  to be paid  pursuant  to Section
      4.16 related to any REO Property, it being understood that in the case of any such expenditure or withdrawal related to a particular REO
      Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

            (vii) to clear and terminate the Custodial Account upon the termination of this Agreement; and

            (viii) to withdraw funds deposited in error.

            In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

            Section 4.06 Establishment of and Deposits to Escrow Account.

            The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Countrywide Home Loans, Inc., in trust for the EMC Mortgage Corporation, as purchaser of Residential Adjustable Rate Mortgage Loans and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

            The Company shall deposit in the Escrow Account or Accounts within two Business Days of receipt, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

            (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

            The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 4.07 Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account or Accounts may be made by the Company only:

            (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

            (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

            (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

            (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

            (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

            (viii) to withdraw funds deposited in error.

            Section 4.08 Payment of Taxes, Insurance and Other Charges.

            With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor at the time they first become due. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments.

            Section 4.09 Protection of Accounts.

            The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Upon any such transfer, the Company shall promptly notify the Purchaser and deliver to the Purchaser a Custodial Account Certification or Escrow Account Certification (as applicable) in the form of Exhibit D-1 or E-1 to this agreement.

            The Company shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

            Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Company be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Company shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Company) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Company in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Company and may be withdrawn at any time by the Company. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Company out of its own funds immediately as realized.

            Section 4.10 Maintenance of Hazard Insurance.

            The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

            If a Mortgaged Property is located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor's behalf.

            If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

            The Company shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

            In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

            All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

            The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

            Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

            Section 4.11 Maintenance of Mortgage Impairment Insurance.

            In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Company's funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

            Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions
                         Insurance.

            The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be acceptable to Fannie Mae or Freddie Mac. Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

            Section 4.13 Inspections.

            The Company shall inspect the Mortgaged Property as often as deemed necessary by the Company to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

            Section 4.14 Restoration of Mortgaged Property.

            The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

            (i)   the   Company   shall   receive   satisfactory   independent
      verification of completion of repairs and issuance of any required approvals with respect thereto;

            (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

            (iii) the Company shall verify that the Mortgage Loan is not in default; and

            (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Custodial Account.

            If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

            Section 4.15 Maintenance of PMI and LPMI Policy; Claims.

            (a) With respect to each Mortgage Loan with a LTV in excess of 95%, the Company shall:

            (i) with respect to Mortgage Loans which are not LPMI Loans, in accordance with state and federal laws and without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy with a minimum of 35% coverage insuring that portion of the Mortgage Loan in excess of 68% (or such other percentage as stated in the related Acknowledgment Agreement) of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy as provided above.

            (ii) with respect to LPMI Loans, maintain in full force and effect an LPMI Policy insuring that portion of the Mortgage Loan with a minimum of 35% coverage insuring that portion of the Mortgage Loan in excess of 68% (or such other percentage as stated in the related Acknowledgment Agreement) of value, and from time to time, withdraw the LPMI Fee with respect to such LPMI Loan from the Custodial Account in order to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that the interest payments made with respect to any LPMI Loan are less than the LPMI Fee, the Company shall advance from its own funds the amount of any such shortfall in the LPMI Fee, in payment of the premium on the related LPMI Policy. Any such advance shall be a Servicing Advance subject to reimbursement pursuant to the provisions on Section 2.05. In the event that such LPMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the LPMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement LPMI Policy as provided above.

            (b) In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to
Section 4.04, any amounts collected by the Company under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

            (c) Purchaser, in its sole discretion, at any time, may (i) either obtain an additional PMI Policy on any Mortgage Loan which already has a PMI Policy in place, or (ii) obtain a PMI Policy for any Mortgage Loan which does not already have a PMI Policy in place. In any event, the Company agrees to administer such PMI Policies in accordance with the Agreement or any Reconstitution Agreement.

            Section 4.16 Title, Management and Disposition of REO Property.

            In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

            The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

            The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i)
(A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property.

            The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

            The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to
Section 5.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

            The Company shall withdraw the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section
4.10 and the fees of any managing agent of the Company, a Subservicer, or the Company itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Company shall make monthly distributions on each Remittance Date to the Purchasers of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses) .

            Section 4.17 Real Estate Owned Reports.

            Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Section 4.18 Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

            Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged
                         Property.

            Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

            Section 4.20 Notification of Adjustments.

            With respect to each Mortgage Loan, the Company shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note. The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. The Company shall promptly upon written request thereof, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Company, or the Purchaser that the Company has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused the Purchaser thereby.

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

            Section 5.01 Remittances.

            On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

            With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

            Section 5.02 Statements to Purchaser.

            Not later than the 10th day of each calendar month, the Company shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit F annexed hereto electronic medium mutually acceptable to the parties as to the preceding calendar month and the Due Period in the month of remittance

            In addition, not more than 60 days after the end of each calendar year, the Company shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year. Nothing in this Section
5.02 shall be deemed to require the Company to prepare any federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC under the REMIC Provisions.

            Section 5.03 Monthly Advances by Company.

            On the Business Day immediately preceding each Remittance Date, either (a) the Company shall deposit in the Custodial Account from its own funds or (b) if funds are on deposit in the Custodial Account which are not required to be remitted on the related Remittance Date, the Company may make an appropriate entry in its records that such funds shall be applied toward the related Monthly Advance (provided, that any funds so applied shall be replaced by the Company no later than the Business Day immediately preceding the next Remittance Date), in each case, in an aggregate amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan.

            In no event shall the Company be obligated to make an advance under this section 5.03 if at the time of such advance it deems such advance to be non-recoverable. The Company shall promptly deliver an officer's certificate to the Purchaser upon determining that any advance is non-recoverable. In the event that upon liquidation of the Mortgage Loan, the Liquidation Proceeds are insufficient to reimburse the Company for any Monthly Advances, the Company shall notify the related Purchaser of such shortfall by registered mail with sufficient supporting documentation and shall have the right to deduct such shortfall from the next remittance to be paid to the related Purchaser.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

            Section 6.01 Transfers of Mortgaged Property.

            The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI or LPMI Policy, if any.

            If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement, a portion of such fee, up to an amount equal to one percent (1.0%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Company as additional servicing compensation, and any portion thereof in excess one percent (1.0%) shall be deposited in the Custodial Account for the benefit of the Purchaser. In connection with any such assumption or substitution of liability, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the Index, the Lifetime Mortgage Interest Rate Cap, the Initial Rate Cap or the Gross Margin of any Mortgage Loan, nor the outstanding principal amount of the Mortgage Loan shall be changed.

            To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

            Section 6.02 Satisfaction of Mortgages and Release of Mortgage
                         Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents. In connection with any such prepayment in full, the Company shall comply with all applicable laws regarding satisfaction, release or reconveyance with respect to the Mortgage.

            If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            Section 6.03 Servicing Compensation.

            As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company.

            Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges and Prepayment Penalties, shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein. Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full, the Company shall not waive, and shall not permit the waiver of, any Prepayment Penalty or portion thereof required by the terms of the related Mortgage Note unless (i) the Company determines that such waiver would maximize recovery of Liquidations Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Penalty, or (ii) (A) the enforeceability therefore is limited
(1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment or (B) the enforceability is otherwise limited or prohibited by applicable law.

            Section 6.04 Annual Statement as to Compliance.

            The Company shall deliver to the Purchaser, on or before May 31 each year beginning May 31, 2003, an Officer's Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Company has complied fully with the provisions of
Article II and Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

            Section 6.05 Annual Independent Public Accountants' Servicing
Report.

            On or before May 31st of each year beginning May 31, 2003, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article II and Article IV have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

            Section 6.06 Right to Examine Company Records.

            The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

                                   ARTICLE VII

                     AGENCY TRANSFER; PASS-THROUGH TRANSFER

            Section 7.01 Removal of Mortgage Loans from Inclusion Under this
                         Agreement Upon an Agency Transfer, or a Pass-Through Transfer on One or More Reconstitution Dates.

            The Purchaser and the Company agree that with respect to any Pass-Through Transfer, Whole Loan Transfer or Agency Transfers, as applicable, the Company shall cooperate with the Purchaser in effecting such transfers and shall negotiate in good faith and execute any Reconstitution Agreement required to effectuate the foregoing; provided that, such Reconstitution Agreement shall not materially increase the Company's obligations or liabilities hereunder, nor diminish any of the Company's rights, and provide to any master servicer or the trustee, as applicable, and/or the Purchaser any and all publicly available information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Purchaser, trustee or a master servicer shall reasonable request as to the related Mortgage Loans. Purchaser shall reimburse Company for any and all costs or expenses incurred by Company (i) in obtaining "accountant comfort letters" with respect to information supplied in response to Purchaser requests, (ii) in connection with any due diligence performed in connection with a Pass-Through or Whole Loan Transfer or (iii) making the Mortgage Loan Documents or Servicing Files available to parties participating in a Pass-Through or Whole Loan Transfer, including without limitation, shipping costs. Such information may be included in any disclosure document prepared in connection with the Pass-Through Transfer, Whole Loan Transfer or Agency Transfer, as applicable; provided, however, that Company shall indemnify the Purchaser against any liability arising from any material omissions or misstatements in any information supplied by the Company and included in a disclosure document; and provided, further, that the Purchaser shall indemnify the Company against any liability arising from any information included in a disclosure document that was not supplied by the Company. The Company shall execute any Reconstitution Agreements required within a reasonable period of time after receipt of such agreements which time shall be sufficient for the Company and the Company's counsel to review such agreements. Company shall use its Best Efforts to complete such review within ten (10) Business Days after mutual agreement as to the terms thereof, but such time shall not exceed fifteen (15) Business Days after mutual agreement as to the terms thereof.

            The Company shall not be required to restate any representations and warranties as of the date of any Pass-Through Transfer, Whole Loan Transfer or Agency Transfers other than the representations and warranties set forth in Section 3.01 (provided, that the Company shall not be required to restate the representation and warranty set forth in Section 3.01(j) ) .

            In the event of any Agency Transfer, Pass-Through or Whole Loan Transfer, the Company shall have no obligation to pay any custodial fees charged by the Agency.

            Section 7.02 Purchaser's Repurchase and Indemnification Obligations.

            Upon receipt by the Company of notice from Fannie Mae, Freddie Mac or the trustee of a breach of any Purchaser representation or warranty contained in any Reconstitution Agreement or a request by Fannie Mae, Freddie Mac or the trustee, as the case may be, for the repurchase of any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer or to a trustee pursuant to a Pass-Through Transfer, the Company shall promptly notify the Purchaser of same and shall, at the direction of the Purchaser, use its best efforts to cure and correct any such breach and to satisfy the requests or concerns of Fannie Mae, Freddie Mac, or the trustee related to such deficiencies of the related Mortgage Loans transferred to Fannie Mae, Freddie Mac, or the trustee.

            The Purchaser shall repurchase from the Company any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer or to a trustee pursuant to a Pass-Through Transfer with respect to which the Company has been required by Fannie Mae, Freddie Mac, or the trustee to repurchase due to a breach of a representation or warranty made by the Purchaser with respect to the Mortgage Loans, or the servicing thereof prior to the transfer date to Fannie Mae, Freddie Mac, or the trustee in any
Reconstitution Agreement and not due to a breach of the Company's representations or obligations thereunder or pursuant to this Agreement. The repurchase price to be paid by the Purchaser to the Company shall equal that repurchase price paid by the Company to Fannie Mae, Freddie Mac, or the third party purchaser plus all reasonable costs and expenses borne by the Company in connection with the cure of said breach of a representation or warranty made by the Purchaser and in connection with the repurchase of such Mortgage Loan from Fannie Mae, Freddie Mac, or the trustee, including, but not limited to, reasonable and necessary attorneys' fees.

            At the time of repurchase, the Custodian and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Purchaser according to the Purchaser's instructions and the delivery to the Custodian of any documents held by Fannie Mae, Freddie Mac, or the trustee with respect to the repurchased Mortgage Loan pursuant to the related Reconstitution Agreement. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, and amend the related Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement. In connection with any such addition, the Company and the Purchaser shall be deemed to have made as to such repurchased Mortgage Loan the representations and warranties set forth in this Agreement.

                                  ARTICLE VIII

                              COMPANY TO COOPERATE

            Section 8.01 Provision of Information.

            During the term of this Agreement and provided such request will cause the Company to violate any applicable law or statute, the Company shall furnish to the Purchaser such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give. Purchaser shall pay any costs related to any special reports.

            The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

            Section 8.02 Financial Statements; Servicing Facility.

            In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Company for the most recently completed five fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large). If it has not already done so, the Company shall furnish promptly to the Purchaser copies of the statement specified above. Unless requested the Purchaser, the Company shall not be required to deliver any documents which are publicly available on EDGAR.

            The Company also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company's servicing facilities or those of any Subservicer for the purpose of satisfying such prospective Purchaser that the Company and any Subservicer have the ability to service the Mortgage Loans as provided in this Agreement.

                                   ARTICLE IX

                                   THE COMPANY

            Section 9.01 Indemnification; Third Party Claims.

            The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to (a) perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.01, and/or (b) comply with applicable law. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, shall promptly notify Fannie Mae, Freddie Mac, or the trustee with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree in the amount of $5,000 or less, which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03, or the failure of the Company to (a) service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement, and/or (b) comply with applicable law.

            Section 9.02 Merger or Consolidation of the Company.

            The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, (ii) whose deposits are insured by the FDIC through the BIF or the SAIF, and (iii) which is a Fannie Mae-approved company in good standing.

            Section 9.03 Limitation on Liability of Company and Others.

            Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

            Section 9.04 Limitation on Resignation and Assignment by Company.

            The Purchaser has entered into this Agreement with the Company and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser; provided, however, that the Company may assign its right and obligations hereunder to any entity that is directly or indirectly owned or controlled by the Company and the Company guarantees the performance by such entity of all obligations hereunder.

            The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 12.01.

            Without in any way limiting the generality of this Section 9.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

                                    ARTICLE X

                                     DEFAULT

            Section 10.01 Events of Default.

            Each of the following shall constitute an Event of Default on the part of the Company:

            (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

            (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

            (iii) failure by the Company to maintain its license to do business in any jurisdiction where the Mortgage Property is located if such license is necessary for the Company to legally service the related Mortgage Loan; or

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

            (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

            (vii) the Company ceases to meet the qualifications of a Fannie Mae lender or servicer; or

            (viii) the Company fails to maintain a minimum net worth of $25,000,000; or

            (ix) the Company attempts to assign its right to servicing compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a Subservicer) in violation of Section 9.04.

            In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

            Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

            Section 10.02 Waiver of Defaults.

            By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

            Section 11.01 Termination.

            This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.

            Section 11.02 Termination Without Cause.

            The Purchaser may terminate, at its sole option, any rights the Company may have hereunder, without cause, as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 12.05.

            In the event the Purchaser terminates the Company without cause with respect to some or all of the Mortgage Loans, the Purchaser shall be required to pay to the Company a Termination Fee in an amount equal to 2.0% of the outstanding principal balance of the terminated Mortgage Loans as of the date of such termination.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

            Section 12.01 Successor to Company.

            Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01 (ii) or pursuant to Section 11.02 after the 90 day period has expired, the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) through (iii) of Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Sections 3.03, 3.04, 3.05 and 3.07, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03, 3.04, 3.05 and 3.07 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

            Any  successor   appointed  as  provided   herein  shall  execute,
acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (f), (h), (i) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 9.04, 10.01,
11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

            The Company shall deliver promptly to the successor servicer the Funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

            Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

            Section 12.02 Amendment.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 12.03 Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 12.04 Duration of Agreement.

            This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

            Section 12.05 Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

            (i)   if to the Company:

                  Countrywide Home Loans, Inc.,
                  4500 Park Grenada
                  Calabasas, CA 91302
                  Attention: David Spector

      or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

            (ii)  if to Purchaser:

                  EMC Mortgage Corporation
                  Mac Arthur Ridge II
                  909 Hidden Ridge Drive, Suite 200
                  Irving, Texas 75014-1358
                  Attention: Ralene Ruyle

            Section 12.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 12.07 Relationship of Parties.

            Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

            Section 12.08 Execution; Successors and Assigns.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

            Section 12.09 Recordation of Assignments of Mortgage.

            To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option accordance with Section 14 of the Purchase Agreement.

            Section 12.10 Assignment by Purchaser.

            The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit G hereto. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

            Section 12.11 No Personal Solicitation.

            From and after the related Closing Date, the Company hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Company's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that the Company may solicit any Mortgagor for whom the Company has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by the Company or any of its affiliates which (i) concern optional insurance products or other additional projects, (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, (iii) are directed to mortgagors who have a specific type of mortgage (i.e., balloon Mortgage Loans, LIBOR Mortgage Loans, etc.) or (iv) directed to those mortgagors whose mortgages fall within specific interest rate ranges shall not constitute solicitation under this Section 12.11 nor is the Company prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor. Notwithstanding the foregoing, the following solicitations, if undertaken by the Company or any affiliate of the Company, shall not be prohibited under this Section 12.11: (i) solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements; (ii) borrower messages included on, and statement inserts provided with, the monthly statements sent to Mortgagors; provided, however, that similar messages and inserts are sent to the borrowers of other mortgage loans serviced by the Company.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                        EMC MORTGAGE CORPORATION

                                        By: ____________________________________

                                        Name: Ralene Ruyle

                                        Title:   President


                                        COUNTRYWIDE HOME LOANS, INC.

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF __________ )


            On the __ day of ________, 200_ before me, a Notary Public in and for said State, personally appeared ________, known to me to be Vice President of EMC Mortgage Corporation, the federal savings association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

                                        My Commission expires __________________

STATE OF             )
                     ) ss.:
COUNTY OF __________ )


            On the __ day of _______, 200_ before me, a Notary Public in and for said State, personally appeared __________, known to me to be ______________ of Countrywide Home Loans, Inc. the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

                                        My Commission expires __________________

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                         CONTENTS OF EACH MORTGAGE FILE

            With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to
Section 2.01 and 2.03 of the Seller's Warranties and Servicing Agreement to which this Exhibit is attached (the "Agreement") :

      1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "Countrywide Home Loans, Inc., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "Countrywide Home Loans, Inc., formerly known as [previous name]") .

      2. The original of any guarantee executed in connection with the Mortgage Note (if any) .

      3. The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

      4. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

      5. The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "Countrywide Home Loans, Inc., successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "Countrywide Home Loans, Inc., formerly known as [previous name]."

      6. Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

      7. The original mortgagee policy of title insurance or attorney's opinion of title and abstract of title.

      8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

      9. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

      10.   Residential loan application.

      11.   Mortgage Loan closing statement.

      12.   Verification of employment and income.

      13. Verification of acceptable evidence of source and amount of downpayment.

      14.   Credit report on the Mortgagor.

      15.   Residential appraisal report.

      16.   Photograph of the Mortgaged Property.

      17.   Survey of the Mortgaged Property.

      18. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

      19.   All required disclosure statements.

      20. If available, termite report, structural engineer's report, water potability and septic certification.

      21.   Sales contract.

      22. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

            In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 180 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                    EXHIBIT C

                             MORTGAGE LOAN DOCUMENTS

            The Mortgage Loan Documents for each Mortgage Loan shall include each of the following items, which shall be delivered to the Custodian pursuant to Section 2.01 of the Seller's Warranties and Servicing Agreement to which this Exhibit is annexed (the "Agreement") :

            (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of ___________, without recourse" and signed in the name of the Company by an authorized officer. To the extent that there is no room on the face of the Mortgage Note for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by "Countrywide Home Loans, Inc., successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "Countrywide Home Loans, Inc., formerly known as [previous name]";

            (b) the original of any guarantee executed in connection with the Mortgage Note;

            (c) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

            (d) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;

            (e) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank, or the original Assignment of Mortgage in recordable form into MERS. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "Countrywide Home Loans, Inc., successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "Countrywide Home Loans, Inc., formerly known as [previous name];"

            (f) the originals of all intervening assignments of mortgage with evidence of recording thereon, including warehousing assignments, if any;

            (g) the original mortgagee title insurance policy;

            (h) such other documents as the Purchaser may require.


                                      C-4-1

                                   EXHIBIT D-1

                         CUSTODIAL ACCOUNT CERTIFICATION

                                                     _____________________, 200_

            Countrywide Home Loans, Inc. hereby certifies that it has established the account described below as a Custodial Account pursuant to
Section 4.04 of the Seller's Warranties and Servicing Agreement, dated as of September 1, 2002, Residential Adjustable Rate Mortgage Loans.

Title of Account:_Countrywide Home Loans, Inc. in trust for the Purchaser

Account Number:__________________

Address of office or branch
of the Company at
which Account is maintained:            ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________


                                        Countrywide Home Loans, Inc.

                                        Company

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________


                                      D-1-1

                                   EXHIBIT D-2

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                         _________________, 200_

To: ____________________________________

    ____________________________________

    ____________________________________
    (the "Depository")

            As Company under the Seller's Warranties and Servicing Agreement, dated as of September 1, 2002, Residential Adjustable Rate Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "[Servicer] in trust for the Purchaser - Residential Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        [COUNTRYWIDE HOME LOANS, INC.]


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date: __________________________________


                                      D-2-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF") .

                                        ________________________________________
                                        Depository


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date: __________________________________


                                      D-2-2

                                   EXHIBIT E-1

                          ESCROW ACCOUNT CERTIFICATION

                                                        __________________, 200_

            Countrywide Home Loans, Inc. hereby certifies that it has established the account described below as an Escrow Account pursuant to
Section 4.06 of the Seller's Warranties and Servicing Agreement, dated as of September 1, 2002, Residential Adjustable Rate Mortgage Loans.

Title of Account: "Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors."

Account Number: __________________

Address of office or branch
of the Company at
which Account is maintained:            ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________


                                        [COUNTRYWIDE HOME LOANS, INC.]


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________


                                     E-1-1

                                   EXHIBIT E-2

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                       ___________________, 200_

To: ____________________________________

    ____________________________________

    ____________________________________
    (the "Depository")

            As Company under the Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 Residential Adjustable Rate Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.07 of the Agreement, to be designated as "[Servicer], in trust for the Purchaser - Residential Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        [COUNTRYWIDE HOME LOANS, INC.]


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date: __________________________________


                                     E-2-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF") .


                                        ________________________________________
                                        Depository


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date: __________________________________


                                     E-2-1

                                    EXHIBIT F

                            MONTHLY REMITTANCE ADVICE

                                    EXHIBIT G

                            ASSIGNMENT AND ASSUMPTION

                                                         _________________, 200_

            ASSIGNMENT AND ASSUMPTION, dated __________, between __________________________________, a ___________________ corporation having
an       office       at       __________________       ("Assignor")       and
_________________________________,  a __________________ corporation having an office at __________________ ("Assignee") :

            For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under that certain Seller's Warranties and Servicing Agreement, Residential Adjustable Rate Mortgage Loans (the "Seller's Warranties and Servicing Agreement"), dated as of September 1, 2002, by and between EMC Mortgage Corporation (the "Purchaser"), and Countrywide Home Loans, Inc. (the "Company") , and the Mortgage Loans delivered thereunder by the Company to the Assignor.

            2. The Assignor warrants and represents to, and covenants with, the Assignee that:

            a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

            b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Seller's Warranties and Servicing Agreement or the Mortgage Loans;

            c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Seller's Warranties and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Seller's Warranties and Servicing Agreement or the Mortgage Loans; and

            d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

            3. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

            a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Seller's Warranties and Servicing Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Purchaser thereunder;

            b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

            c. The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

            d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any Person authorized to act therefor has offered the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of U.S. Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

            e. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

            f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

            g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

            h. Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e) (1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

            i. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Seller's Warranties and Servicing Agreement is:

            __________________
            __________________
            __________________

            Attention: _______

            The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Seller's Warranties and Servicing Agreement are:

            __________________
            __________________
            __________________

            IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.


_____________________________________   ________________________________________
Assignor                                Assignee


By:__________________________________   By:_____________________________________

Its:_________________________________   Its:____________________________________

                                    EXHIBIT H

                             UNDERWRITING GUIDELINES

                                    EXHIBIT I

                            ACKNOWLEDGMENT AGREEMENT

            On this ____ day of ____________, 200_, EMC Mortgage Corporation, (the "Purchaser") as the Purchaser under that certain Seller's Warranties and Servicing Agreement dated as of September 1, 2002, (the "Agreement"), does hereby contract with Countrywide Home Loans Inc. (the "Company") as Company under the Agreement, for the servicing responsibilities related to the Mortgage Loans listed on the related Mortgage Loan Schedule attached hereto. The Company hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the related Mortgage Loan Schedule all in accordance with the Agreement. The contents of each Servicing File required to be delivered to service the Mortgage Loans pursuant to the Agreement have been or shall be delivered to the Company by the Purchaser in accordance with the terms of the Agreement.

            With respect to the Mortgage Loans made subject to the Agreement hereby, the related Closing Date shall be ___________________.

            All other terms and conditions of this transaction shall be governed by the Agreement.

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

            This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the Purchaser and the Company have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        PURCHASER:
                                        EMC MORTGAGE CORPORATION

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        SELLER:
                                        COUNTRYWIDE HOME LOANS, INC.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                               AMENDMENT REG AB
         TO THE MASTER MORTGAGE LOAN PURCHASEAND SERVICING AGREEMENT

            This is Amendment Reg AB ("Amendment Reg AB"), dated as of January 1, 2006, by and between EMC Mortgage Corporation (the "Purchaser"), and Countrywide Home Loans, Inc. (the "Company") to that certain Seller's Warranties and Servicing Agreement] dated as of September 1, 2002 by and between the Company and the Purchaser (as amended, modified or supplemented, the "Existing Agreement").

W I T N E S S E T H

            WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions of this Amendment Reg AB that the Existing Agreement be amended to reflect agreed upon revisions to the terms of the Existing Agreement.

            Accordingly, the Company and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

1. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Existing Agreement. The Existing Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

      Commission:  The United States Securities and Exchange Commission.

      Company Information:  As defined in Section 2(g)(i)(A)(1).

      Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

      Exchange Act:  The Securities Exchange Act of 1934, as amended.

      Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

      Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were either (x) originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines or (y) individually re-underwritten by the Company to the Designated Guidelines at the time such Mortgage Loans were acquired by the Company; (ii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iii) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that either Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company or the Mortgage Loans purchased by the Company substantially comply with the Designated Guidelines.

      Reconstitution:  Any Securitization Transaction or Whole Loan Transfer.

      Reconstitution Agreement: An agreement or agreements entered into by the Company and the Purchaser and/or certain third parties in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under the Agreement.

      Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Securities Act:  The Securities Act of 1933, as amended.

      Securitization Transaction: Any transaction subject to Regulation AB involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

      Servicer:  As defined in Section 2(c)(iii).

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

      Static Pool Information: Static pool information as described in Item 1105 of Regulation AB.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

      Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in
Item 1122(d) of Regulation AB; provided, however, that the term "Subservicer" shall not include any master servicer other than the Company, or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transaction, nor any "back-up servicer" or trustee performing servicing functions on behalf of a Securitization Transaction engaged at the request of a Depositor, Purchaser, or investor in a Securitization Transaction.

      Third-Party   Originator:   Each   Person,   other   than  a   Qualified
Correspondent, that originated Mortgage Loans acquired by the Company.

      Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

2. The Purchaser and the Company agree that the Existing Agreement is hereby amended by adding the following provisions:

      (a)   Intent of the Parties; Reasonableness.

      The Purchaser and the Company  acknowledge and agree that the purpose of
Article 2 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the parties acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. The parties agree over time to negotiate in good faith with respect to the provision of comparable disclosure in private offerings. The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff. The Company agrees to negotiate in good faith with the Purchaser or any Depositor with regard to any reasonable requests for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, and any parties or items identified in writing by the Purchaser, including, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans necessary in order to effect such compliance, in the Purchaser's or Depositor's reasonable determination.

      The  Purchaser  agrees  that it will  cooperate  with  the  Company  and provide sufficient and timely notice of any information requirements pertaining to a Securitization Transaction. The Purchaser will make all reasonable efforts to limit requests for information, reports or any other materials to items the Purchaser reasonably believes is required for compliance with Regulation AB, and shall not request information which is not required for such compliance.

      (b)   Additional Representations and Warranties of the Company.

            (i) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 2(c) that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and
      (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

            (ii) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 2(c), the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (i) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

      (c)   Information to Be Provided by the Company.

      In connection with any Securitization Transaction the Company shall (1) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing reasonably required for compliance with Regulation AB, the information and materials specified in paragraphs (i), (ii), (iii) and (vi) of this Section 2(c), and (2) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (as required by Regulation AB) the information specified in paragraph (iv) of this Section.

            (i) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (x) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent, if applicable), or (y) as applicable, each Third-Party Originator, and (z) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105 (subject to paragraph (b) below), 1110, 1117 and 1119 of Regulation AB.  Such information shall include, at a minimum:

                  (A)   the originator's form of organization;

                  (B) to the extent material, a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; if material, information regarding the size and composition of the originator's origination portfolio; and information that may be material to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

                  (C) a brief description of any material legal or governmental proceedings pending (or known to be contemplated by a governmental authority) against the Company, each Third-Party Originator, if applicable, and each Subservicer; and

                  (D) a description of any affiliation or relationship between the Company, each Third-Party Originator, if applicable, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing or in the related Reconstitution Agreement within five Business Days in advance of such Securitization Transaction:

                        (1)   the sponsor;
                        (2)   the depositor;
                        (3)   the issuing entity;
                        (4)   any servicer;
                        (5)   any trustee;
                        (6)   any originator;
                        (7)   any significant obligor;
                        (8)   any enhancement or support provider; and

                        (9)   any other material transaction party.

            (ii) If so requested by the Purchaser or any Depositor, and required by Regulation AB or as otherwise agreed upon by the Company, the Purchaser and/or the Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (a) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent, if applicable), and/or (b) as applicable, each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or, if applicable, the Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or
      Third-Party Originator, as applicable) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format
      (pdf) file, or other such electronic format.

            Promptly following notice or discovery of a material error (as determined in Company's sole discretion), in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

            If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), agreed-upon procedures letters of certified public accountants pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or, if applicable, Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which shall be limited to any Sponsor, any Depositor, any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction or any other party that is reasonably and customarily entitled to receive such statements and letters in a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

            (iii) If reasonably requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is reasonably requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

                  (A)   the Servicer's form of organization;

                  (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the reasonable determination of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                        (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;
                        (2)   the extent of outsourcing the Servicer utilizes;
                        (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;
                        (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and
                        (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                  (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                  (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

                  (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                  (F)   a  description   of  the   Servicer's   processes  and
            procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                  (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                  (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

            (iv) For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and, if applicable, any Third-Party Originator to) (a) provide notice within two (2) Business Days to the Purchaser, any Master Servicer and any Depositor in writing of (1) any merger, consolidation or sale of substantially all of the assets of the Company, (2) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under the Agreement or any Reconstitution Agreement that qualifies as an "entry into a material definitive agreement" under Item 1.01 of the form 8-K, and (b) provide prompt notice to the Purchaser, the Master Servicer and the Depositor of (1) any Event of Default under the terms of the Agreement or any Reconstitution Agreement to the extent not known by such Purchaser, Master Servicer or Depositor, and (2) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third Party Originator.

            (v)   To the  extent  the  Purchaser  or any  Depositor  does  not itself have an affiliation or relationship required to be disclosed under Item 1119 of Regulation AB that develops following the closing date of a Securitization Transaction, the Company shall provide to the Purchaser and any Depositor a description of any such affiliation or relationship involving the Company, any Subservicer or any Third-Party Originator no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship. For purposes of the foregoing, the Company (1) shall be entitled to assume that the parties to the Securitization Transaction with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Depositor or Master Servicer, as applicable, requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Company pursuant to clause (D) of paragraph (i) of this Section 2(c), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or any master servicer.

            (v)   As a  condition  to the  succession  to the  Company  or any
      Subservicer as servicer or subservicer under this Agreement or any applicable Reconstitution Agreement related thereto by any Person (i)
      into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser, any Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

            (vi) Not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any
      Securitization Transaction that includes any of the Mortgage Loans serviced by the Company, the Company shall, to the extent the Company has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                  (a) any material modifications, extensions or waivers of Mortgage Loan terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                  (b) material breaches of Mortgage Loan representations or warranties or transaction covenants under the Existing Agreement, as amended herein (Item 1121(a)(12) of Regulation AB): and

                  (c) information regarding any Mortgage Loan changes (such as, additions, substitutions or repurchases) and any material changes in origination, underwriting, or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

            (vii) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if reasonably requested by the Purchaser or any Depositor, the Company shall provide such information which is available to the Company, regarding the servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

      (d)   Servicer Compliance Statement.

      On or before March 5 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's servicing activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the servicing provisions of this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its servicing obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      (e)   Report on Assessment of Compliance and Attestation.

            (i) On or before March 5 of each calendar year, commencing in 2007, the Company shall:

                  (A) deliver to the Purchaser and any Depositor a report regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the applicable Servicing Criteria specified on a certification substantially in the form of Exhibit A hereto (wherein "investor" shall mean the Master Servicer) delivered to the Purchaser concurrently with the execution of this Agreement;

                  (B) deliver to the Purchaser and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (C) if required by Regulation AB, cause each Subservicer and each Subcontractor determined by the Company pursuant to
            Section 2(f)(ii) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (each, a "Participating Entity"), to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (A) and (B) of this Section 2(e)(i); and

                  (D)   deliver or, if required by  Regulation  AB, cause each
            Subservicer and Subcontractor described in Section 2(e)(i)(C) above to deliver to the Purchaser, Depositor or any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit B; provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any filing with the Commission.

      The Company acknowledges that the party identified in clause (i)(D) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request deliver of a certification under clause (D) above unless the Purchaser, Depositor or any other Person is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

            (ii) Each assessment of compliance provided by a Subservicer pursuant to Section 2(e)(i)(A) shall address each of the applicable Servicing Criteria specified on a certification substantially in the form of Exhibit A hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Participating Entity pursuant to Section 2(e)(i)(C) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2(f).

            (iii) If reasonably requested by the Purchaser or any Depositor, the Company shall provide to the Purchaser, any Master Servicer or any Depositor, evidence of the authorization of the person signing any certification or statement pursuant to Section 2(d) or 2(e) of this Agreement.

      (f)   Use of Subservicers and Subcontractors.

      The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any related Reconstitution Agreement unless the Company complies with the provisions of paragraph (i) of this Subsection
(f). The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any related Reconstitution Agreement unless the Company complies with the provisions of paragraph (ii) of this Subsection (f).

            (i)   It  shall  not be  necessary  for the  Company  to seek  the consent of the Purchaser or any Depositor to the utilization of any Subservicer. If required by Regulation AB, the Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2(b), 2(c)(iii), 2(c)(v), 2(d), and 2(e) of this Agreement , and to provide the information required with respect to such Subservicer under Section 2(c)(iv) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under
      Section 2(d), any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2(e) and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2(e) as and when required to be delivered.

            (ii) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any
      Subcontractor. If required by Regulation AB, the Company shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying
      (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are Participating Entities, and (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Participating Entity identified pursuant to clause (B) of this paragraph.

      The Company shall cause any such Participating Entity used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Section 2(e) of this Agreement. The Company shall be responsible for obtaining from each Participating Entity and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and certificate required to be delivered by such Participating Entity under Section 2(e), in each case as and when required to be delivered.

      (g)   Indemnification; Remedies.

            (i) The Company shall indemnify the Purchaser and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (A)(1)      any  untrue   statement   of  a  material   fact
            contained or alleged to be contained in any written information, written report, certification or other material provided under this Amendment Reg AB by or on behalf of the Company, or provided under this Amendment Reg AB by or on behalf of any Subservicer, Participating Entity or, if applicable, Third-Party Originator (collectively, the "Company Information"), or (2) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (2) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                  (B) any failure by the Company, any Subservicer, any Participating Entity or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Amendment Reg AB, including any failure by the Company to identify pursuant to
            Section 2(f)(ii) any Participating Entity; or

                  (C) any breach by the Company of a representation or warranty set forth in Section 2(b)(i) or in a writing furnished pursuant to Section 2(b)(ii) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2(b)(ii) to the extent made as of a date subsequent to such closing date.

      In the case of any failure of performance described in clause (i)(B) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the
Company,  any  Subservicer,   any  Participating  Entity  or  any  Third-Party
Originator.

            (ii)  (A)   Any  failure  by the  Company,  any  Subservicer,  any
      Participating Entity or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Amendment Reg AB , which continues unremedied for three Business Days after receipt by the Company and the applicable Subservicer, Subcontractor, or Third-Party Originator of written notice of such failure from the Purchaser or Depositor shall, except as provided in clause (B) of this paragraph, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement related thereto without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement related thereto to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided, however it is understood that the Company shall retain any rights pursuant to which it may be entitled to receive reimbursement for unreimbursed Monthly Advances and Servicing Advances made by the Company under this Agreement and/or any applicable Reconstitution Agreement. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                  (B) Any failure by the Company, any Subservicer or any Participating Entity to deliver any information, report, certification or accountants' letter required under Regulation AB when and as required under Section 2(d) or 2(e), including any failure by the Company to identify a Participating Entity, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company;
            provided, however it is understood that the Company shall retain any rights pursuant to which it may be entitled to receive reimbursement for unreimbursed Monthly Advances and Servicing Advances made by the Company under this Agreement and/or any applicable Reconstitution Agreement. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                  (C) The Company shall promptly reimburse the Purchaser (or any affected designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Company, the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

            (iii) The Purchaser agrees to indemnify and hold harmless the Company, any Subservicer, any Participating Entity, and, if applicable, any Third-Party Originator, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and
      Section 20 of the Exchange Act), and the respective present and former directors, officers and employees of each of the foregoing from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any filing with the Commission with respect to a Securitization Transaction or the omission or alleged omission to state in any filing with the Commission with respect to a Securitization Transaction a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission relates to any filing with the Commission with respect to a Securitization Transaction other than the Company Information.

            (iv) If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then the indemnifying party agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of any claims, losses, damages or liabilities uncured by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and the indemnifying party on the other.

            (v) This indemnification shall survive the termination of this Amendment Reg AB or the termination of any party to this Amendment Reg AB.

3. Notwithstanding any other provision of this Amendment Reg AB, the Company shall seek the consent of the Purchaser for the utilization of all Subservicers and Participating Entities, when required by and in accordance with the terms of the Existing Agreement.

4. The Existing Agreement is hereby amended by adding the Exhibits attached hereto as Exhibit A and Exhibit B to the end thereto. References in this Amendment Reg AB to "this Agreement" or words of similar import (including indirect references to the Agreement) shall be deemed to be references to the Existing Agreement as amended by this Amendment Reg AB. Except as expressly amended and modified by this Amendment Reg AB, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. In the event of a conflict between this Amendment Reg AB and any other document or agreement, including without limitation the Existing Agreement, this Amendment Reg AB shall control.

5.    All notification pursuant to Section 2(c)(iv) should be sent to:

            EMC Mortgage Corporation
            2780 Lake Vista Drive
            Lewisville, TX  75067-3884
            Attention:  Conduit Seller Approval Dept.
            Facsimile:  (214) 626-3751
            Email:  sellerapproval@bear.com

            With a copy to:

            Bear, Stearns & Co. Inc.
            383 Madison Avenue, 3rd Floor
            New, York, NY  10179
            Attention:  Global Credit Administration
            Facsimile:  (212) 272-6564

            All notification pursuant to Section 2(c)(iv)(4) should be sent to:

            EMC Mortgage Corporation
            Two Mac Arthur Ridge
            909 Hidden Ridge Drive, Suite 200
            Irving, TX  75038
            Attention:  Associate General Counsel for Loan Administration
            Facsimile:  (972) 831-2555

            With copies to:

            Bear, Stearns & Co. Inc.
            383 Madison Avenue, 3rd Floor
            New, York, NY  10179
            Attention:  Global Credit Administration
            Facsimile:  (212) 272-6564

            EMC Mortgage Corporation
            2780 Lake Vista Drive
            Lewisville, TX  75067-3884
            Attention:  Conduit Seller Approval Dept.
            Facsimile:  (214) 626-3751
            Email:  sellerapproval@bear.com

      All notifications to any Master Servicer, to the extent such "Master Servicer" is Wells Fargo, should be sent to:

            UPS/FedEx Delivery:

            9062 Old Annapolis Road
            Columbia, MD  21045
            Attention: Corporate Trust Group, [Insert Deal Name]

            USPS Delivery:

            P.O. Box 98
            Columbia, MD  21046
            Attention: Corporate Trust Group, [Insert Deal Name]

6. This Amendment Reg AB shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws provisions (other than Section 5-1401 of the General Obligation Law), and the obligations, rights and remedies of the parties hereunder shall be determined accordance with such laws.

7. This Amendment Reg AB may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. This Amendment Reg AB will become effective as of the date first mentioned above. This Amendment Reg AB shall bind and inure to the benefit of and be enforceable by the Company and the Purchaser and the respective permitted successors and assigns of the Company and the successors and assigns of the Purchaser.

                           [Signature Page Follows]

            IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    EMC MORTGAGE CORPORATION

                                    Purchaser

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

                                    COUNTRYWIDE HOME LOANS, INC.

                                    Company

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


                                            Signature page to Amendment Reg AB

                                  EXHIBIT A

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the applicable criteria identified below as "Applicable Servicing Criteria":

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
-----------------------------------------------------------------------------------------------------------------
                                       General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)        Policies and procedures  are  instituted to monitor any  performance            X
                     or other  triggers  and  events of default  in  accordance  with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)       If  any  material  servicing  activities  are  outsourced  to  third            X
                     parties,  policies  and  procedures  are  instituted  to monitor the
                     third  party's   performance  and  compliance  with  such  servicing
                     activities.
-----------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)      Any  requirements  in  the  transaction  agreements  to  maintain  a back-up servicer for the mortgage loans are maintained.
-----------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions  policy is in effect on the            X
                     party   participating  in  the  servicing  function  throughout  the
                     reporting  period  in  the  amount  of  coverage   required  by  and
                     otherwise  in   accordance   with  the  terms  of  the   transaction
                     agreements.
-----------------------------------------------------------------------------------------------------------------
                                      Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)        Payments  on  mortgage  loans  are  deposited  into the  appropriate            X
                     custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)       Disbursements  made via wire  transfer on behalf of an obligor or to            X
                     an investor are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)      Advances of funds or guarantees  regarding  collections,  cash flows            X
                     or  distributions,  and any  interest or other fees charged for such advances,  are made,  reviewed  and  approved  as  specified  in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     The  related  accounts  for the  transaction,  such as cash  reserve
                     accounts    or    accounts     established     as    a    form    of
                     overcollateralization,   are  separately   maintained   (e.g.,  with            X
                     respect  to  commingling  of cash) as set  forth in the  transaction
1122(d)(2)(iv)       agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)        Each  custodial   account  is  maintained  at  a  federally  insured            X
                     depository  institution as set forth in the transaction  agreements.
                     For  purposes  of  this  criterion,  "federally  insured  depository institution" with respect to a foreign  financial  institution means a foreign financial  institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued  checks  are  safeguarded  so  as to  prevent  unauthorized            X
                     access.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
-----------------------------------------------------------------------------------------------------------------
                                       General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)      Reconciliations   are   prepared   on  a   monthly   basis  for  all            X
                     asset-backed  securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These  reconciliations are (A)  mathematically  accurate;  (B) prepared  within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C)  reviewed and
                     approved  by  someone   other  than  the  person  who  prepared  the
                     reconciliation;  and (D) contain explanations for reconciling items.
                     These  reconciling  items are  resolved  within 90 calendar  days of
                     their  original  identification,   or  such  other  number  of  days
                     specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                                      Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)        Reports  to  investors,   including  those  to  be  filed  with  the            X
                     Commission,  are  maintained  in  accordance  with  the  transaction agreements and  applicable  Commission  requirements.  Specifically, such  reports (A) are prepared in  accordance  with  timeframes  and other  terms set forth in the  transaction  agreements;  (B) provide information  calculated  in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the  Commission as
                     required  by  its  rules  and   regulations;   and  (D)  agree  with
                     investors'  or  the  trustee's   records  as  to  the  total  unpaid
                     principal  balance  and number of  mortgage  loans  serviced  by the
                     Servicer.
-----------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)       Amounts due to investors  are  allocated  and remitted in accordance            X
                     with timeframes,  distribution priority and other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Disbursements  made to an investor  are posted  within two  business
                     days to the  Servicer's  investor  records,  or such other number of            X
1122(d)(3)(iii)      days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Amounts  remitted to investors  per the investor  reports agree with
                     cancelled  checks,  or other  form of  payment,  or  custodial  bank            X
1122(d)(3)(iv)       statements.
-----------------------------------------------------------------------------------------------------------------
                                          Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral  or security on mortgage  loans is maintained as required            X
                     by the transaction agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------
                     Mortgage loan and related  documents are  safeguarded as required by            X
1122(d)(4)(ii)       the transaction agreements
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)      Any  additions,  removals  or  substitutions  to the asset  pool are            X
                     made,  reviewed and approved in  accordance  with any  conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments  on  mortgage  loans,   including  any  payoffs,   made  in            X
                     accordance  with the related  mortgage loan  documents are posted to the Servicer's  obligor records maintained no more than two business days after  receipt,  or such other number of days  specified in the transaction  agreements,  and  allocated to  principal,  interest or other items (e.g.,  escrow) in accordance with the related  mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)        The Servicer's  records  regarding the mortgage loans agree with the            X
                     Servicer's  records with respect to an  obligor's  unpaid  principal balance.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
-----------------------------------------------------------------------------------------------------------------
                                       General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)       Changes  with  respect  to  the  terms  or  status  of an  obligor's            X
                     mortgage  loans (e.g.,  loan  modifications  or re-agings) are made, reviewed and approved by  authorized  personnel in  accordance  with the transaction agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)      Loss  mitigation  or  recovery  actions  (e.g.,  forbearance  plans,            X
                     modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                     repossessions,   as  applicable)   are   initiated,   conducted  and
                     concluded in accordance  with the  timeframes or other  requirements established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)     Records  documenting  collection  efforts are maintained  during the            X
                     period  a  mortgage  loan  is  delinquent  in  accordance  with  the transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent  mortgage  loans  including,  for  example,  phone calls, letters and payment  rescheduling  plans in cases where  delinquency is deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)       Adjustments  to interest rates or rates of return for mortgage loans            X
                     with variable rates are computed based on the related  mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)        Regarding  any funds  held in trust for an  obligor  (such as escrow            X
                     accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  mortgage loan documents,  on at least an annual basis, or such other  period  specified  in the  transaction  agreements;  (B)
                     interest  on such  funds  is  paid,  or  credited,  to  obligors  in accordance with  applicable  mortgage loan documents and state laws;
                     and (C) such funds are  returned to the  obligor  within 30 calendar days of full repayment of the related  mortgage loans, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)       Payments  made on behalf  of an  obligor  (such as tax or  insurance            X
                     payments)  are made on or before the related  penalty or  expiration dates,  as  indicated on the  appropriate  bills or notices for such payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar  days prior to these  dates,  or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late  payment  penalties  in  connection  with any payment to be            X
                     made on behalf of an obligor are paid from the servicer's  funds and not charged to the  obligor,  unless the late payment was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------
                     Disbursements  made on behalf of an obligor  are  posted  within two business days to the obligor's  records  maintained by the servicer,
                     or  such  other  number  of  days   specified  in  the   transaction            X
1122(d)(4)(xiii)     agreements.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                     Delinquencies,    charge-offs   and   uncollectible   accounts   are
                     recognized   and  recorded  in  accordance   with  the   transaction
1122(d)(4)(xiv)      agreements.                                                                     X
-----------------------------------------------------------------------------------------------------------------
                     Any  external  enhancement  or  other  support,  identified  in Item
                     1114(a)(1)  through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------

                                    [NAME OF COMPANY] [NAME OF SUBSERVICER]

                                    Date:__________________________________

                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                  EXHIBIT B

                         FORM OF ANNUAL CERTIFICATION

      Re: The [        ] agreement dated as of [    ], 200[ ] (the "Agreement"),
          among [IDENTIFY PARTIES]

      I,  ________________________________,   the  _______________________  of
Countrywide Home Loans, Inc., certify to [the Purchaser], [the Depositor], [Master Servicer], [Securities Administrator] or [Trustee], and its officers, with the knowledge and intent that they will rely upon this certification, that:

            (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] or [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

            (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] or [Trustee];

            (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

                          [Intentionally Left Blank]

            (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by each Subservicer and Participating Entity pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                    Date:__________________________________

                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                              ASSIGNMENT AGREEMENTS

                    WITH RESPECT TO THE SERVICING AGREEMENTS

                                                                  Execution Copy

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Assignment and Assumption Agreement"), dated as of April 30, 2007, by Structured Asset Mortgage Investments II Inc. (the "Assignor"), Citibank, N.A., not individually but solely as trustee for the holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (the "Assignee") and EMC Mortgage Corporation (the "Company"), acknowledged and agreed to by Wells Fargo Bank, National Association, as securities administrator (in such capacity, the "Securities Administrator") and master servicer (in such capacity, the "Master Servicer"), under the Pooling and Servicing Agreement, dated as April 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Assignor, the Securities Administrator, the Master Servicer and Assignee.

     WHEREAS, the Assignor and the Company entered into that certain Servicing Agreement dated as of April 1, 2007, (the "Servicing Agreement") attached hereto as Exhibit A, pursuant to which the Company agreed to service certain mortgage loans listed on Exhibit B annexed hereto, as such Exhibit may be revised on any Subsequent Transfer Date provided in the Pooling and Servicing Agreement, as applicable (the "Mortgage Loans") on behalf of Assignor.

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans serviced by the Company for the Assignor and its successors and assigns pursuant to the Servicing Agreement shall be subject to the terms of this Assignment and Assumption Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Servicing Agreement.

Assignment and Assumption

     1. Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to the Assignee all of its right, title and interest in, to and under (a) the Mortgage Loans and (b) the Servicing Agreement with respect to the Mortgage Loans; provided, however, that the Assignor is not assigning to the Assignee any of its right, title and interest, to and under the Servicing Agreement with respect to any mortgage loan other than the Mortgage Loans. Except as is otherwise expressly provided herein, the Assignor makes no representations, warranties or covenants to the Assignee and the Assignee acknowledges that the Assignor has no obligations to the Assignee under the terms of the Servicing Agreement or otherwise relating to the transaction contemplated herein (including, but not limited to, any obligation to indemnify the Assignee).

     Assignor acknowledges and agrees that upon execution of this Assignment and Assumption Agreement, with respect to the Mortgage Loans, the Assignee shall become the "Owner" under the Servicing Agreement, and all representations, warranties and covenants by the "Servicer" to the "Owner" under the Servicing Agreement including, but not limited to, the right to receive indemnification, shall accrue to Assignee by virtue of this Assignment and Assumption Agreement.

Representations Warranties and Covenants

     2. The Assignor warrants and represents to, and covenants with, the Assignee that as of the date hereof:

     (a) Attached hereto as Exhibit A is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, further amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) The Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignor's interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

     (c) There are no offsets, counterclaims or other defenses available to the Assignor with respect to the Mortgage Loans or the Servicing Agreement;

     (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

     (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

     (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby.

     (h) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

     (i) The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to the Servicing Agreement with respect to the Mortgage Loans and has not received, and has not requested from the Company, any additional documents; and

     (j) There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

     3. The Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

     (a) The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Mortgage Loans on behalf of the holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3;

     (b) The Assignee has full corporate power and authority to execute, deliver and perform under its obligations this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignee. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Company, will constitute the valid and legally binding obligation of Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby; and

     (d) The Assignee assumes all of the rights of the Assignor as "Owner" under the Servicing Agreement with respect to the Mortgage Loans.

     4. The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

     (a) Attached hereto as Exhibit A is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, further amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreement;

     (c) The Company has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of the Company. This Assignment and Assumption Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

     (e) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Assignee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of Assignor; and

     (f) Neither this Assignment and Assumption Agreement nor any certification, statement, report or other agreement, document or instrument furnished or to be furnished by the Company pursuant to this Assignment and Assumption Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading; and

     (g) Pursuant to Section 10.02 of the Servicing Agreement, the Company hereby restates the representations and warranties set forth in
          Article III of the Servicing Agreement with respect to the Company as of the date hereof.

     5. Company warrants and represents to, and covenants with the Assignor as of the date hereof:

     (a) Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company;

     (b) No material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company;

     (c) Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;

     (d) No material changes to the Company's policies or procedures with respect to the servicing function it will perform under the Servicing Agreement and this Assignment and Assumption Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the date hereof;

     (e) There are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under the Servicing Agreement and this Assignment and Assumption Agreement;

     (f) There are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any third-party originator; and

     (g) There are no affiliations, relationships or transactions relating to the Company or any Subservicer with respect to this securitization transaction and any party thereto of a type described in Item 1119 of Regulation AB.

     6. Notwithstanding anything to the contrary in the Servicing Agreement, the Company shall (or shall cause any Third-Party Originator to) (i) immediately notify Assignor in writing of (A) legal proceedings pending against the Company, or proceedings known to be contemplated by governmental authorities against the Company which in the judgment of the Company would be, in each case, material to purchasers of securities backed by the Mortgage Loans and (B) any affiliations or relationships of the type described in Item 1119(b) of Regulation AB that develop following the date hereof between the Company and any of the above listed parties or other parties identified in writing by the Assignor with respect to the Securitization Transaction and (ii) provide to the Assignor a description of such proceedings, affiliations or relationships.

     Each such notice/update should be sent to the Assignor by e-mail to regABnotifications@bear.com. Additionally, all such notifications, other than those pursuant to (i)(A) above, should be sent to:

          EMC Mortgage Corporation
          2780 Lake Vista Drive
          Lewisville , TX 75067-3884
          Attention:  Conduit Seller Approval Dept.
          Facsimile:  (214) 626-3751
          Email:  sellerapproval@bear.com
          with copies to:

          Bear, Stearns & Co. Inc.
          383 Madison Avenue, 3rd Floor
          New York, NY  10179
          Attention:  Global Credit Administration
          Facsimile:  (212) 272-6564

          EMC Mortgage Corporation
          2780 Lake Vista Drive
          Lewisville, TX  75067-3884

          Attention:  President or General Counsel
          Facsimile:  (469) 759-4714

         Notifications pursuant to (i)(A) above should be sent to:

          EMC Mortgage Corporation
          2780 Lake Vista Drive
          Lewisville, TX  75067-3884

          Attention:  President or General Counsel
          Facsimile:  (469) 759-4714

          with a copy to:

          Bear, Stearns & Co. Inc.
          383 Madison Avenue, 3rd Floor
          New York, NY  10179
          Attention:  Global Credit Administration
          Facsimile:  (212) 272-6564

     7. Assignor hereby agrees to indemnify and hold the Assignee (and its successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Assignee (and its successors and assigns) may sustain in any way related to any breach of the representations or warranties of Assignor set forth in this Assignment and Assumption Agreement or the breach of any covenant or condition contained herein.

     8. The Company hereby acknowledges that Wells Fargo Bank, N.A. and any successor thereto (the "Master Servicer"), has been appointed as master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, and therefore has the right to enforce all obligations of the Company, as they related to the Mortgage Loans, under the Servicing Agreement that have been assigned hereby. Such right will include, without limitation, the right to receive all remittances required to be made by the Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Servicing Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

     9. Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment and Assumption Agreement by the Assignee is solely in its capacity as trustee for the holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this Assignment and Assumption Agreement shall be limited solely to the assets it may hold as trustee of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3.

Recognition of Assignee

     10. From and after the date hereof, Company shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans for Assignee as if Assignee and Company had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Servicing Agreement, the terms of which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein or in the Servicing Agreement, Company acknowledges that the Mortgage Loans will be part of one or more REMICs and hereby agrees that in no event will it service the Mortgage Loans in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of Assignor, Company and Assignee that this Assignment and Assumption Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of Assignee.

     11. A copy of all assessments, attestations, reports and certificates required to be delivered by the Company under this Assignment and Assumption Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addresses shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

     12. Distributions shall be made by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA# 121000248
          Account Name: SAS Clearing
          Account # 3970771416
          For  Further Credit to: SAMI II 2007-AR3, Distribution Account
          #53147800


and the Company shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045

          Attention: Client Manager SAMI II 2007-AR3
          Telecopier No.: (410) 715-2380

13. Notices:

          The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

          Structured Asset Mortgage Investments II Inc.
          383 Madison Avenue

          New York, New York 10179
          Attention:  Global Credit Administration
          Facsimile:  (212) 272-6564

          The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

          Citibank, N.A., as trustee
          388 Greenwich Street, 14th Floor
          New York, NY  10013

          Attention: Structured Finance Agency & Trust - SAMI 2007-AR3 Telecopier No.: (212) 816-5527

          With a copy to:
          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045

          Attention: Client Manager SAMI 2007-AR3
          Telecopier No.: (410) 715-2380

         The Company's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

          EMC Mortgage Corporation
          2780 Lake Vista Drive
          Lewisville , TX 75067-3884

          Attention:  Conduit Seller Approval Dept.
          Facsimile:  (214) 626-3751

Miscellaneous:

     14. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the

Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment and Assumption Agreement.

     15. This Assignment and Assumption Agreement shall be construed in accordance with the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New General Obligations Law, but otherwise without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     16. No term or provision of this Assignment and Assumption Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     17. This Assignment and Assumption Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

     18. This Assignment and Assumption Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and the termination of the Servicing Agreement.

     19. This Assignment and Assumption Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     20. In the event that any provision of this Assignment and Assumption Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Assignment and Assumption Agreement shall control.

     21. Any new loan number assigned to a Mortgage Loan by the Assignee shall be provided to the Company at the following address: EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, TX 75067-3884, Attention: President or General Counsel. In addition, if Assignee has changed its document custodian from the previous custodian, such new custodian's name, address and contact information shall be provided to the Company at the aforementioned address.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement on the date first above written.

STRUCTURED ASSET MORTGAGE               CITIBANK, N.A., as trustee for the
INVESTMENTS II INC., the Assignor       holders of Structured Asset Mortgage
                                        Investments II Trust 2007-AR3, Mortgage
                                        Pass-Through Certificates, Series
                                        2007-AR3, the Assignee




By:                                     By:
   ----------------------------------      ----------------------------------


Its:                                    Its:
   ----------------------------------      ----------------------------------



EMC MORTGAGE CORPORATION, as Company

By:
   ----------------------------------


Its:
   ----------------------------------


Acknowledged and agreed:

WELLS FARGO BANK, NATIONAL
ASSOCIATION



By:
   ----------------------------------


Its:
   ----------------------------------

                                    Exhibit A

     Servicing Agreement, dated as of April 1, 2007, by and between Structured Asset Mortgage Investments II Inc. and EMC Mortgage Corporation.

                                    Exhibit B

                                 Mortgage Loans

                            [available upon request]

                                                                  Execution Copy


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This Assignment, Assumption and Recognition Agreement (the "AAR Agreement") is made and entered into as of April 30, 2007 (the "Closing Date"), among EMC Mortgage Corporation (the "Assignor"), Citibank, N.A., not in its individual capacity but solely as trustee for the holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (the "Assignee"), Countrywide Home Loans Servicing LP (the "Company"), and is acknowledged and agreed to by Countrywide Home Loans, Inc. ("CHL"), Structured Asset Mortgage Investments II Inc. (the "Depositor"), and Wells Fargo Bank, National Association, as securities administrator (in such capacity, the "Securities Administrator") and master servicer (in such capacity, the "Master Servicer"), under the Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Assignor, the Securities Administrator, the Master Servicer and Assignee.

     Whereas, the Assignor purchased mortgage loans from CHL (the "Mortgage Loans") pursuant to that certain Master Mortgage Loan Purchase Agreement dated as of November 1, 2002 between the Assignor and CHL (the "MLPA") and the relevant term sheets between the Assignor and CHL (the "Term Sheets", collectively with the MLPA, the "Purchase Agreement").

     Whereas, pursuant to that certain Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "Seller's Warranties and Servicing Agreement"), between the Assignor and CHL, as amended by Amendment No. 1, dated January 1, 2003, Amendment No. 2, dated September 1, 2004 and the Amendment Reg AB, dated as of January 1, 2006 ("Amendment Reg AB" and, together with the Seller's Warranties and Servicing Agreement, as amended, the "Servicing Agreement"), CHL agreed to service the Assigned Loans (as defined below).

     Whereas, CHL has assigned its rights and obligations to service the Mortgage Loans to the Company in accordance with the Servicing Agreement as modified by this AAR Agreement.

     In consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans listed on Attachment 1 annexed hereto, as such Attachment may be revised on any Subsequent Transfer Date provided in the Pooling and Servicing Agreement, as applicable (the "Assigned Loans"), shall be subject to the terms of this AAR Agreement. Any capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Servicing Agreement.

Assignment and Assumption

     1. Except as expressly provided for herein, the Assignor (which has been transferred all rights and obligations with respect to the Assigned Loans) hereby grants, transfers and assigns to the Assignee all of its right, title, interest and obligations in, to and under (a) the Assigned Loans and (b) as they relate to the Assigned Loans, the Servicing Agreement. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Sections 3.01 and 3.02 of the Servicing Agreement and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Company. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Servicing Agreement other than those Assigned Loans set forth on Attachment 1.

     Assignor acknowledges and agrees that upon execution of this AAR Agreement, the Assignee shall become the "Purchaser" under the Purchase Agreement, and subject to the servicing covenants by the "Company" to the "Purchaser" under the Purchase Agreement and remedies for breaches of such covenants shall accrue to Assignee by virtue of this AAR Agreement.

Representations, Warranties and Covenants

     2. Assignor warrants and represents to, and covenants with, Assignee, CHL and the Company as of the date hereof that:

          a. Attached hereto as Attachment 3 is a true and correct copy of the servicing provisions of the Servicing Agreement (Articles IV, V and VI), which Servicing Agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein and in the Mortgage Loan Purchase Agreement dated as of April 30, 2007 between the Assignor and the Depositor or the related Subsequent Mortgage Loan Purchase Agreement between the Assignor and the Depositor, as applicable, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignee's interests, rights and obligations under the Servicing Agreement (other than as set forth in Section 1) as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. There are no offsets, counterclaims or other defenses available to CHL or the Company with respect to the Assigned Loans or the Servicing Agreement;

          d. Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Assigned Loan;

          e. Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and the parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans or any interest in the Assigned Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

          h. The Assignor has received from CHL and the Company, and has delivered to the Assignee, all documents required to be delivered to Assignor by each of CHL and the Company prior to the date hereof pursuant to the Servicing Agreement with respect to the Assigned Loans and has not received, and has not requested from either CHL or the Company, any additional documents; and

          i. There is no action, suit, proceeding, investigation or litigation pending or, to the Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

     3. The Assignee warrants and represents to, and covenants with, the Assignor, CHL and the Company as of the date hereof that:

          a. Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Assigned Loans as trustee on behalf of the holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3;

          b. Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and the parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

          d. Assignee assumes for the benefit of each of Assignor, CHL and the Company, all of Assignor's rights and obligations under the Purchase

               Agreement and (other than as set forth in Section 1) the Servicing Agreement but solely with respect to such Assigned Loans.

     4. Each of CHL and the Company, as applicable, warrants and represents to the Assignee and Assignor, as of the date hereof, that:

          a. The Company represents and warrants that the Servicing Agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, except as contemplated herein, nor has any notice of termination been given thereunder;

          b. Each of CHL and the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, as the case may be, and the Company has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under and/or with respect to the Servicing Agreement;

          c. Each of CHL and the Company has full corporate or limited partnership (as applicable) power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of each of CHL's and the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of either CHL's or the Company's charter or by-laws or similar constitutional documents or any legal restriction, or any material agreement or instrument to which either CHL or the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which either CHL or the Company or its property is subject. The execution, delivery and performance by each of CHL and the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or limited partnership (as applicable) action on the part of CHL and the Company, as the case may be. This AAR Agreement has been duly executed and delivered by each of CHL and the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of each of CHL and the Company, enforceable against each of CHL and the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by either CHL or the Company in connection with the execution, delivery or performance by each of CHL and the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          e. The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of Assignee with respect to the Assigned Loans separate from the Custodial Accounts and Escrow Accounts previously established under the Servicing Agreement in favor of Assignor; and

          f. Pursuant to Section 7 of the Seller's Warranties and Servicing Agreement, the Company hereby restates the representations and warranties set forth in Sections 3.01 of the Seller's Warranties and Servicing Agreement (other than those set forth in Section 3.01(i), (j), (l) and (n) thereof) and the representations and warranties set forth in Section 2(b) of the Amendment Reg AB.

     5. Assignor hereby agrees to indemnify and hold the Assignee (and its successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Assignee (and its successors and assigns) may sustain in any way related to any breach of the representations or warranties of Assignor set forth in this AAR Agreement or the breach of any covenant or condition contained herein.

     6. Modification of Servicing Agreement. CHL, the Company and Assignor hereby amend the Servicing Agreement as follows:

          a. The following definitions are added to Article I of the Servicing
Agreement:

     Assignee: Citibank, N.A., as trustee for the holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3.

     Pooling and Servicing Agreement: That certain Pooling and Servicing Agreement, dated as of April 1, 2007, among Structured Asset Mortgage Investments II Inc., the Trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator, and the Assignor.

     SAMI II: Structured Asset Mortgage Investments II Inc.

     Securities Administrator: Wells Fargo Bank, National Association.

     Trustee: Citibank, N.A., or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

          b. The first sentence of the second paragraph of Section 4.02 shall be deleted in its entirety and shall be replaced with the following:

          "In connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector."

          c. The first paragraph of Section 4.02 of the Servicing Agreement shall be deleted in its entirety and replaced with the following:

          In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action, which action, notwithstanding anything contained herein or incorporated by reference to the contrary, may include, but is not limited to, affecting the sale of such Mortgage Loan on an as-is basis, as (1) the Company would undertake under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, and (3) the Company shall determine prudently to be in the best interest of Purchaser.

          d. Exhibit F to the Seller's Warranties and Servicing Agreement is hereby deleted in its entirety and replaced with the reporting forms attached hereto as Attachment 4.

          e. Clause (i) of Section 4.04 is hereby amended as follows (new language underlined and in bold)

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments and prepayment penalties or charges;

          f. The Seller's Warranties and Servicing Agreement is hereby amended by adding a new Section 4.21 as follows:

     Section 4.21 Prepayment Penalty Verification.

          On or prior to each Remittance Date, the Company shall provide in an electronic format acceptable to the Master Servicer the data necessary for the Master Servicer to perform its verification duties set forth in this Section
4.21. The Master Servicer or a third party reasonably acceptable to the Master Servicer and the Depositor (the "Verification Agent") will perform such verification duties and will use its best efforts to issue its findings in a report (the "Verification Report") delivered to the Master Servicer and the Depositor within ten (10) Business Days following the related distribution date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the distribution date, the Verification Agent may issue and deliver to the Master Servicer and the Depositor the Verification Report upon the completion of its verification duties. The Master Servicer shall forward the Verification Report to the Company and shall notify the Company if the Master Servicer has determined that the Company did not deliver the appropriate prepayment penalties or charges to the Securities Administrator in accordance with the Servicing Agreement. Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Mortgage Loan for which there is a discrepancy. If the Company agrees with the verified amounts, the Company shall adjust the immediately succeeding reporting forms (attached hereto as Attachment 4) and the amount remitted to the Securities Administrator with respect to prepayments accordingly. If the Company disagrees with the determination of the Master Servicer, the Company shall, within five
(5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support its position. The Company and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Remittance Date, and the Company will indicate the effect of such resolution on the related reporting form and shall adjust the amount remitted with respect to prepayments on such Remittance Date accordingly.

          During such time as the Company and the Master Servicer are resolving discrepancies with respect to the prepayment penalties or charges, no payments in respect of any disputed prepayment penalties or charges will be remitted to the Securities Administrator for deposit in the distribution account created under the Pooling and Servicing Agreement and the Master Servicer shall not be obligated to deposit such payments, unless otherwise required pursuant to
Section 10.01 of the Servicing Agreement. In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by the Company in accordance with this Section. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Company.

          g. The first sentence of the second paragraph of Section 6.03 to the Seller's Warranties and Servicing Agreement is hereby amended as follows (deleted language stricken):

     Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges and Prepayment Penalties, shall be retained by the Company to the extent not required to be deposited in the Custodial Account.

          h. Sections 6.04, 6.05 and 6.07 and clause (x) of Section 10.01, all as added by Amendment No. 2 to the Servicing Agreement are deleted in their entirety.

          i. Section 2(e)(i)(D) of Amendment Reg AB is hereby amended with respect to the Assigned Loans by deleting the words ", if required by Regulation AB," from the first line of such Section.

Recognition of Assignee

     7. From and after the date hereof, each of CHL and the Company shall recognize Assignee as owner of the Assigned Loans, and each acknowledges that the Assigned Loans will be part of a REMIC or multiple REMICs, and the Company will service the Assigned Loans in accordance with the Servicing Agreement (as modified by this AAR Agreement) but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any such intended REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of Assignor, CHL, the Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective permitted successors and assigns of the parties hereto. Neither CHL, the Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions hereof or of the Servicing Agreement, which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans except as contemplated herein, without the prior written consent of Assignee.

Miscellaneous

     8. All demands, notices and communications related to the Assigned Loans, the Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of the Company,

               400 Countrywide Way
               Simi Valley, CA  93065

               Attention: John Lindberg and Rachel Meza

               In the case of CHL,

               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, CA 91302
               Attention:  Darren Bigby

          b.   In the case of Assignor,

               EMC Mortgage Corporation
               2780 Lake Vista Drive
               Lewisville , TX 75067-3884

               Attention:  Conduit Seller Approval Dept.
               Facsimile:  (214) 626-3751

          c.   In the case of Assignee,

                Citibank, N.A., as trustee
                388 Greenwich Street, 14th Floor
                New York, NY  10013

                Attention: Structured Finance Agency & Trust - SAMI 2007-AR3

                Telecopier No.: (212) 816-5527

     9. The Company hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement (the "Master Servicer") and therefore has the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the Servicing Agreement and this AAR Agreement. Such rights will include, without limitation, the right to terminate the Company under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Servicing Agreement, the right to examine the books and records of the Company, the right to enforce the Assignor's indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. Notwithstanding the foregoing, it is understood that the Company shall not be obligated to indemnify and hold harmless the Master Servicer, the Assignor and the Assignee against any losses, damages, penalties, fines, forfeiture, judgments and related costs (including, without limitation, reasonable and necessary legal fees) solely and directly resulting from (i) actions or inactions of the Company which where taken or omitted upon the written instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the Assignee with respect to the AAR Agreement, or as "Purchaser" with respect to the servicing provisions of the Servicing Agreement. The Company shall make all distributions under the Servicing Agreement, as they relate to the Assigned Loans, to the Securities Administrator, as paying agent, by wire transfer of immediately available funds to:

          Wells Fargo Bank, National Association

          ABA #121000248

          Account Name: SAS Clearing
          Account #3970771416

          For Further Credit to:  SAMI II 2007-AR3, Distribution Account
          #53147800

and the Company shall deliver all reports required to be delivered under the Purchase Agreement to the Assignee, as they relate to the Assigned Loans, at the address of the Assignee set forth in Section 8c. herein and to the Master Servicer at:

          Wells Fargo Bank, National Association
          Master Servicing Department, SAMI II Series 2007-AR3
          9062 Old Annapolis Road

          Columbia, Maryland 21045
          Telecopier:  (410) 715-2380

          10. With respect to the Servicing Agreement, and with respect to any other servicing or subservicing agreement executed between or among CHL and/or the Company and the Assignor related to the servicing of Mortgage Loans in connection with Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 ("Other Servicing Agreement"), each of CHL and the Company agrees and acknowledges that a default by either CHL or the Company under the Servicing Agreement or Other Servicing

Agreement which continues for a period in excess of the cure period provided for in the Servicing Agreement or Other Servicing Agreement shall constitute a default by each of CHL and the Company under each of the Servicing Agreement and Other Servicing Agreement.

          11. THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          12. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          13. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, the Master Servicer, the Securities Administrator, CHL, or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee, the Master Servicer, the Securities Administrator, CHL, or the Company, respectively, hereunder.

          14. This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignments of the Servicing Agreement to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Servicing Agreement.

          15. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          16. In the event that any provision of this AAR Agreement conflicts with any provision of the Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

          17. Each party will pay any commissions it has incurred and the fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

EMC MORTGAGE CORPORATION,               CITIBANK, N.A., as trustee for the
the Assignor                            holders of Structured Asset Mortgage
                                        Investments II Trust 2007-AR3, Mortgage
                                        Pass-Through Certificates, Series
                                        2007-AR3, the Assignee

By:                                     By:
   ----------------------------------      ----------------------------------


Its:                                    Its:
   ----------------------------------      ----------------------------------


COUNTRYWIDE HOME LOANS, INC.            COUNTRYWIDE HOME LOANS SERVICING LP

                                        By:  Countrywide GP, Inc., its General
                                             Partner

By:                                     By:
   ----------------------------------      ----------------------------------


Its:                                    Its:
   ----------------------------------      ----------------------------------


Acknowledged and agreed:                Acknowledged and agreed:
STRUCTURED ASSET MORTGAGE               WELLS FARGO BANK, NATIONAL
INVESTMENTS II INC.                     ASSOCIATION
the Depositor

By:                                     By:
   ----------------------------------      ----------------------------------


Its:                                    Its:
   ----------------------------------      ----------------------------------

                                  Attachment 1

                                 Assigned Loans

                                  Attachment 2

                                   [RESERVED]

                                  Attachment 3

                Articles IV, V and VI of the Servicing Agreement

                            (Available upon request)

                                  Attachment 4

                       REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency

Name                                  Type                               Size
------------------------------------------------------------------------------
Servicer Loan #                       Number                                8
                                      (Double)

Investor Loan #                       Number                                8
                                      (Double)

Borrower Name                         Text                                 20
Address                               Text                                 30
State                                 Text                                  2
Due Date                              Date/Time                             8
Action Code                           Text                                  2
FC Received                           Date/Time                             8
File Referred to Atty                 Date/Time                             8
NOD                                   Date/Time                             8
Complaint Filed                       Date/Time                             8
Sale Published                        Date/Time                             8
Target Sale Date                      Date/Time                             8
Actual Sale Date                      Date/Time                             8
Loss Mit Approval Date                Date/Time                             8
Loss Mit Type                         Text                                  5
Loss Mit Estimated Completion         Date/Time                             8
Date
Loss Mit Actual Completion Date       Date/Time                             8
Loss Mit Broken Plan Date             Date/Time                             8
BK Chapter                            Text                                  6
BK Filed Date                         Date/Time                             8
Post Petition Due                     Date/Time                             8
Motion for Relief                     Date/Time                             8
Lift of Stay                          Date/Time                             8
RFD                                   Text                                 10
Occupant Code                         Text                                 10
Eviction Start Date                   Date/Time                             8
Eviction Completed Date               Date/Time                             8
List Price                            Currency                              8
List Date                             Date/Time                             8

Accepted Offer Price                  Currency                              8
Accepted Offer Date                   Date/Time                             8
Estimated REO Closing Date            Date/Time                             8
Actual REO Sale Date                  Date/Time                             8


o Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

              12-Relief Provisions
               15-Bankruptcy/Litigation
              20-Referred for Deed-in-Lieu
              30-Referred fore Foreclosure
              60-Payoff
              65-Repurchase
              70-REO-Held for Sale
              71-Third Party Sale/Condemnation
              72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

Action Code 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

     ASUM-Approved Assumption
     BAP-Borrower Assistance Program
     CO-Charge Off
     DIL-Deed-in-Lieu
     FFA-Formal Forbearance Agreement MOD-Loan Modification
     PRE-Pre-Sale
     SS-Short Sale
     MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

         Mortgagor
         Tenant
         Unknown
         Vacant

      REALIZED LOSS CALCULATION INFORMATION WELLS FARGO BANK, N.A.

                                    Form 332



Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.       The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.      The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.      The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS
         WELLS FARGO BANK, N.A. Trust:
                                        ---------------------------
         Prepared by:                    Date:
                      ------------------       ---------------
         Phone:
                ----------------------
         Servicer Loan No.                  Servicer Name     Servicer Address

WELLS FARGO BANK, N.A.
Loan No.
        -----------------------------
Borrower's Name:
                ---------------------------------------------------------------
Property
Address:
                ---------------------------------------------------------------

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance of Mortgage Loan           $ _______________(1)
Interest accrued at Net Rate                                ________________(2)
Attorney's Fees                                             ________________(3)
Taxes                                                       ________________(4)
Property Maintenance                                        ________________(5)
MI/Hazard Insurance Premiums                                ________________(6)
Hazard Loss Expenses                                        ________________(7)
Accrued Servicing Fees                                      ________________(8)
Other (itemize)                                             ________________(9)
                                                           $ _________________

Total Expenses                                             $ ______________(10)
Credits:
Escrow Balance                                             $ ______________(11)
HIP Refund                                                 ________________(12)
Rental Receipts                                            ________________(13)
Hazard Loss Proceeds                                       ________________(14)
Primary Mortgage Insurance Proceeds                        ________________(15)
Proceeds from Sale of Acquired Property                    ________________(16)
Other (itemize)                                            ________________(17)
                                                           ___________________
                                                           ___________________


Total Credits                                              $________________(18)
              Total Realized Loss (or Amount of Gain)      $________________

                               Standard File Layout - Master Servicing

-------------------------------------------------------------------------------------------------------------------
Column Name          Description                              Deci    Format Comment                       Max
                                                              mal
                                                                                                           Size
-------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR     A value assigned by the Servicer to              Text up to 10 digits                    20
                     define a group of loans.

LOAN_NBR             A unique identifier assigned to each loan        Text up to 10 digits                    10
                     by  the investor.

SERVICER_LOAN_NBR    A unique number assigned to a loan by the        Text up to 10 digits                    10
                     Servicer. This may be different than the
                     LOAN_NBR.

BORROWER_NAME        The borrower name as received in the file.       Maximum length of 30 (Last, First)      30
                     It is not separated by first and last
                     name.

SCHED_PAY_AMT        Scheduled monthly principal and             2    No commas(,) or dollar signs ($)        11
                     scheduled interest payment that a
                     borrower is expected to pay, P&I
                     constant.

NOTE_INT_RATE        The loan interest rate as reported by       4    Max length of 6                          6
                     the Servicer.

NET_INT_RATE         The loan gross interest rate less the       4    Max length of 6                          6
                     service fee rate as reported by the
                     Servicer.

SERV_FEE_RATE        The servicer's fee rate for a loan as       4    Max length of 6                          6
                     reported by the Servicer.

SERV_FEE_AMT         The servicer's fee amount for a loan as     2    No commas(,) or dollar signs ($)        11
                     reported by the Servicer.

NEW_PAY_AMT          The new loan payment amount as reported     2    No commas(,) or dollar signs ($)        11
                     by the Servicer.

NEW_LOAN_RATE        The new loan rate as reported by the        4    Max length of 6                          6
                     Servicer.

ARM_INDEX_RATE       The index the Servicer is using to          4    Max length of 6                          6
                     calculate a forecasted rate.

ACTL_BEG_PRIN_BAL    The borrower's actual principal balance     2    No commas(,) or dollar signs ($)        11
                     at the beginning of the processing
                     cycle.

ACTL_END_PRIN_BAL    The borrower's actual principal balance     2    No commas(,) or dollar signs ($)        11
                     at the end of the processing cycle.

BORR_NEXT_PAY_DUE_DATThe date at the end of processing cycle that     MM/DD/YYYY                              10
                     the borrower's next payment is due to the
                     Servicer, as reported by Servicer.

SERV_CURT_AMT_1      The first curtailment amount to be          2    No commas(,) or dollar signs ($)        11
                     applied.

SERV_CURT_DATE_1     The curtailment date associated with the         MM/DD/YYYY                              10
                     first curtailment amount.

CURT_ADJ_ AMT_1      The curtailment interest on the first       2    No commas(,) or dollar signs ($)        11
                     curtailment amount, if applicable.

SERV_CURT_AMT_2      The second curtailment amount to be         2    No commas(,) or dollar signs ($)        11
                     applied.

SERV_CURT_DATE_2     The curtailment date associated with the         MM/DD/YYYY                              10
                     second curtailment amount.

CURT_ADJ_ AMT_2      The curtailment interest on the second      2    No commas(,) or dollar signs ($)        11
                     curtailment amount, if applicable.

SERV_CURT_AMT_3      The third curtailment amount to be          2    No commas(,) or dollar signs ($)        11
                     applied.

SERV_CURT_DATE_3     The curtailment date associated with the third   MM/DD/YYYY                              10
                     curtailment amount.

CURT_ADJ_AMT_3       The curtailment interest on the third       2    No commas(,) or dollar signs ($)        11
                     curtailment amount, if applicable.

PIF_AMT              The loan "paid in full" amount as           2    No commas(,) or dollar signs ($)        11
                     reported by the Servicer.

PIF_DATE             The paid in full date as reported by the         MM/DD/YYYY                              10
                     Servicer.

                                                                      Action Code Key: 15=Bankruptcy,          2
                                                                      30=Foreclosure, , 60=PIF,
                                                                      63=Substitution,
                                                                      65=Repurchase,70=REO

ACTION_CODE          The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.

INT_ADJ_AMT          The amount of the interest adjustment       2    No commas(,) or dollar signs ($)        11
                     as reported by the Servicer.

SOLDIER_SAILOR_
ADJ_AMT              The Soldier and Sailor Adjustment           2    No commas(,) or dollar signs ($)        11
                     amount, if applicable.

NON_ADV_LOAN_AMT     The Non Recoverable Loan Amount, if         2    No commas(,) or dollar signs ($)        11
                     applicable.

LOAN_LOSS_AMT        The amount the Servicer is passing as a     2    No commas(,) or dollar signs ($)        11
                     loss, if applicable.
-------------------------------------------------------------------------------------------------------------------

                               Standard File Layout - Master Servicing

-------------------------------------------------------------------------------------------------------------------
Column Name          Description                              Deci    Format Comment                       Max
                                                              mal
                                                                                                           Size
-------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL   The scheduled outstanding principal         2    No commas(,) or dollar signs ($)        11
                     amount due at the beginning of the
                     cycle date to be passed through to
                     investors.

SCHED_END_PRIN_BAL   The scheduled principal balance due to      2    No commas(,) or dollar signs ($)        11
                     investors at the end of a processing
                     cycle.

SCHED_PRIN_AMT       The scheduled principal amount as           2    No commas(,) or dollar signs ($)        11
                     reported by the Servicer for the
                     current cycle -- only applicable for
                     Scheduled/Scheduled Loans.

SCHED_NET_INT        The scheduled gross interest amount         2    No commas(,) or dollar signs ($)        11
                     less the service fee amount for the current cycle
                     as reported by the Servicer -- only applicable
                     for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT        The actual principal amount collected       2    No commas(,) or dollar signs ($)        11
                     by the Servicer for the current
                     reporting cycle -- only applicable for
                     Actual/Actual Loans.

ACTL_NET_INT         The actual gross interest amount less       2    No commas(,) or dollar signs ($)        11
                     the service fee amount for the current
                     reporting cycle as reported by the
                     Servicer -- only applicable for
                     Actual/Actual Loans.

PREPAY_PENALTY_ AMT  The penalty amount received when a          2    No commas(,) or dollar signs ($)        11
                     borrower prepays on his loan as
                     reported by the Servicer.

PREPAY_PENALTY_
WAIVED               The prepayment penalty amount for the       2    No commas(,) or dollar signs ($)        11
                     loan waived by the servicer.


MOD_DATE             The Effective Payment Date of the                MM/DD/YYYY                              10
                     Modification  for the loan.

MOD_TYPE             The Modification Type.                           Varchar - value can be alpha or         30
                                                                      numeric

DELINQ_P&I_ADVANCE_
AMT                  The current outstanding principal and       2    No commas(,) or dollar signs ($)        11
                     interest advances made by Servicer.
-------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT J

                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                            EMC MORTGAGE CORPORATION

                             as Mortgage Loan Seller

                                       and

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                  as Purchaser

                                   Dated as of

                                 April 30, 2007

                                TABLE OF CONTENTS

                                                                                                                        Page

Section 1...............................................................................................Definitions        5

Section 2................................................Purchase and Sale of the Mortgage Loans and Related Rights        8

Section 3...................................................................................Mortgage Loan Schedules        8

Section 4...................................................................................Mortgage Loan Transfer.        9

Section 5............................................................................Examination of Mortgage Files.        10

Section 6...................................................................Recordation of Assignments of Mortgage.        13

Section 7...................Representations and Warranties of Mortgage Loan Seller Concerning the    Mortgage Loans        14

Section 8........................................Representations and Warranties Concerning the Mortgage Loan Seller        19

Section 9...................................................Representations and Warranties Concerning the Purchaser        20

Section 10...................................................................................Conditions to Closing.        21

Section 11........................................................................................Fees and Expenses        23

Section 12.....................................................................................Accountants' Letters        24

Section 13.........................................................................................Indemnification.        24

Section 14..................................................................................................Notices        26

Section 15...............................................................................Transfer of Mortgage Loans        26

Section 16..............................................................................................Termination        27

Section 17..........................................Representations, Warranties and Agreements to Survive Delivery.        27

Section 18.............................................................................................Severability        27

Section 19.............................................................................................Counterparts        27

Section 20................................................................................................Amendment        27

Section 21............................................................................................Governing Law        28

Section 22.......................................................................................Further Assurances        28


                                      J-2

                                                                                                                        Page


Section 23...................................................................................Successors and Assigns        28

Section 24...............................................................The Mortgage Loan Seller and the Purchaser        28

Section 25.........................................................................................Entire Agreement        28

Section 26...........................................................................................No Partnership        29

                            EXHIBITS AND SCHEDULE TO
                        MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1     Contents of Mortgage File
Exhibit 2     Contents of Final Mortgage File
Exhibit 3     Mortgage Loan Schedule Information
Exhibit 4     Mortgage Loan Seller's Information
Exhibit 5     Purchaser's Information
Exhibit 6     Schedule of Lost Notes
Exhibit 7 Standard & Poor's LEVELS(R) Glossary, Version 5.6 Revised as of February 7, 2005, Appendix E

Schedule A    Required Ratings For Each Class of Certificates

                        MORTGAGE LOAN PURCHASE AGREEMENT

         MORTGAGE LOAN PURCHASE AGREEMENT, dated as of April 30, 2007, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "Mortgage Loan Seller"), and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

         Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") as described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create Structured Asset Mortgage Investments II Trust 2007-AR3, Structured Asset Mortgage Investments II Grantor Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (the "Certificates"), under a pooling and servicing agreement, to be dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), between the Purchaser, as depositor, Citibank, N.A., as trustee (the "Trustee"), EMC Mortgage Corporation and Wells Fargo Bank, National Association, as master servicer and securities administrator, and a grantor trust agreement, to be dated as of April 30, 2007, between the Purchaser, as depositor, Citibank, N.A., as grantor trustee, and Wells Fargo Bank, National Association, as paying agent and certificate registrar.

         The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-132232) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated April 27, 2007, to the Prospectus, dated March 20, 2007, relating to certain classes of the Certificates. With respect to the public offering of certain classes of the Certificates, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into a terms agreement, dated as of April 27, 2007, to an underwriting agreement, dated as of February 26, 2007, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

         SECTION 1. Definitions.

Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

         Acquisition Price: Cash in an amount equal to $[____(2)_____].

         Bear Stearns: Bear, Stearns & Co. Inc.

         Closing Date: April 30, 2007.

         Cut off Date: April 1, 2007.

         Cut off Date Balance: Approximately $[_________].

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

         Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement. For purposes of calculating the Net Rates of the Mortgage Loans for the first Distribution Date, the second preceding Due Date with respect to the first Distribution Date shall be the Cut-off Date.

         Master Servicer: Wells Fargo Bank, National Association.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Moody's: Moody's Investors Service, Inc., or its successors in interest.

         Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

         Mortgage File: The items referred to in Exhibit 1 and Exhibit 2 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

         Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

         Mortgage Loan: A mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 of the Pooling and Servicing Agreement and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule, including a mortgage loan the property securing which has become an REO Property.

         Mortgage Loan Schedule: The schedule attached to the Pooling and Servicing Agreement as Exhibit B with respect to the Mortgage Loans, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to the Pooling and Servicing Agreement or this Agreement, as the case may be.

         Mortgagor: The obligor(s) on a Mortgage Note.

         Net Rate: For each Mortgage Loan, the Mortgage Interest Rate in effect from time to time for such Mortgage Loan less the related Servicing Fee Rate, the Master Servicing Fee (expressed as an annual rate) and the Lender Paid PMI Rate, if applicable.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

         Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Purchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required or permitted to be purchased by the Mortgage Loan Seller pursuant to the applicable provisions of this Agreement or
Article II of the Pooling and Servicing Agreement, an amount equal to the sum of
(i) (a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition) plus (b) accrued and unpaid interest thereon on the Outstanding Principal Balance at the related Mortgage Interest Rate from the date through which interest was last paid on such Mortgage Loan by the related Mortgagor or advanced with respect to such Mortgage Loan to the first day of the month in which such amount is to be distributed, through and including the last day of the month of repurchase, reduced by (c) any portion of the Master Servicing Compensation, Servicing Fee and Monthly Advances relating to such Mortgage Loan and advances payable to the purchaser of such Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws.

         Rating Agencies: Standard & Poor's and Moody's, each a "Rating Agency."

         Securities Act: The Securities Act of 1933, as amended.

         Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

         Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet, on the date of such substitution, the requirements stated herein and in the Pooling and Servicing Agreement with respect to such substitution; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

         Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

         SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights.

         (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

         (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

         (c) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

         (d) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the Servicing Agreements (other than its right to enforce the representations and warranties set forth therein).

         SECTION 3. Mortgage Loan Schedules

         The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold hereunder by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule", and together with the Preliminary Mortgage Loan Schedule, the "Mortgage Loan Schedule") setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold hereunder by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

         SECTION 4 Mortgage Loan Transfer.

         (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereof other than scheduled principal and interest on the Mortgage Loans due on or before the Cut-off Date and received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereof other than scheduled principal and interest on the Mortgage Loans due after the Cut-off Date and received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

         (b) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below:
(x) in lieu of the original Mortgage, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Mortgage required to be included thereon, be delivered, to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording;" (y) in lieu of the Mortgage, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Mortgage Loan Seller to such effect), the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 6, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Master Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Mortgage Loan Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date, or, in lieu of such assignments, shall provide an Opinion of Counsel pursuant to Section 6(a) hereof to the effect that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan. Upon the request of the Purchaser, the Mortgage Loan Seller will assist the Purchaser in effecting the assignment referred to above.

         (c) In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Mortgage Loan Seller further agrees that it will cause, at the Mortgage Loan Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Seller and by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(i) the code in the field which identifies the specific Trustee and (ii) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Mortgage Loan Seller further agrees that it will not, and will not permit any Servicer or the Master Servicer to, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Pooling and Servicing Agreement, unless and until such Mortgage Loan is repurchased in accordance with the terms of the Pooling and Servicing Agreement.

         (d) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans will ultimately be assigned to Citibank, N.A., as Trustee for the benefit of the Certificateholders, on the date hereof.

         SECTION 5. Examination of Mortgage Files.

         (a) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination, which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

         (b) Pursuant to the Pooling and Servicing Agreement, on the Closing Date the related Custodian, on behalf of the Trustee, for the benefit of the Certificateholders, will acknowledge receipt of each Mortgage Loan, by delivery to the Mortgage Loan Seller, the Purchaser and the Trustee of an initial certification in the form attached as Exhibit One to the Custodial Agreement.

         (c) Pursuant to the Pooling and Servicing Agreement, no later than 90 days after the Closing Date (or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the related Custodian thereof), the Trustee will review or cause to be reviewed by the related Custodian on its behalf each Mortgage File as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller, the Purchaser and the Trustee an Interim Certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. If the Trustee or the related Custodian, as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule or to appear to be defective on its face (a "Material Defect"), then the Trustee or the related Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within ninety (90) days from the date of notice from the Trustee or the related Custodian, as its agent, of the Material Defect and, if the Mortgage Loan Seller fails to correct or cure the Material Defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days from the Trustee's or the related Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Mortgage Loan Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the related Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

         (d) Pursuant to the Pooling and Servicing Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the related Custodian thereof) the Trustee will review (or, pursuant to the Custodial Agreement, will cause the related Custodian on its behalf to review), the Mortgage Files as set forth on
Exhibit 1 and will deliver, or cause to be delivered, to the Mortgage Loan Seller, the Purchaser and the Trustee a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee, or the related Custodian, as its agent, finds a Material Defect, the Trustee, or the related Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the related Custodian, as its agent, of the Material Defect and, if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, then the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase (and the Trustee will enforce the Mortgage Loan Seller's obligation to so purchase) the related Mortgage Loan at the applicable Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereto, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, then the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or certified copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided, that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Mortgage Loan Seller or the related Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the related Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

         (e) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Mortgage Loan Seller and release or cause the related Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in its possession or in the possession of the related Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

         SECTION 6. Recordation of Assignments of Mortgage.

         (a) The Mortgage Loan Seller will, promptly after the Closing Date, cause each Mortgage and each assignment of the Security Instrument from the Mortgage Loan Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Mortgage Loan Seller need not cause to be recorded any assignment (1) if such recordation is not required by the Rating Agencies or (2) which relates to a Mortgage Loan (x) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Mortgage Loan Seller to the Trustee (with a copy to the related Custodian), the recordation of such assignment is not required to protect the interests of the Certificateholders in the related Mortgage Loan or (y) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for Seller and its successors and assigns; provided, however, notwithstanding the foregoing, each assignment of Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Trustee, or the related Custodian, as its agent, upon the earliest to occur of (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller, (iv) the rating of The Bear Stearns Companies Inc. falls below Baa3, (v) the occurrence of a servicing transfer as described in Section 8.02 of the Pooling and Servicing Agreement or (vi) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

         While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. All customary recording fees and reasonable expenses relating to the recordation of the assignments of Mortgages to the Trustee or the Opinion of Counsel set forth above, as the case may be, shall be borne by the Mortgage Loan Seller.

         (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement, be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court of competent jurisdiction to continue to be property of the Mortgage Loan Seller, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

         SECTION 7. Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans.

     The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date, or such other date as may be specified below with respect to each Mortgage Loan being sold by it, that:

          (i) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects;

          (ii) immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

          (iii) each Mortgage Loan at the time it was made complied in all material respects with all applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable predatory, abusive and fair lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

          (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; and no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

          (v) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

          (vi) no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

          (vii) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

          (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in xiii below;

          (ix) there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

          (x) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

          (xi) the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

          (xii) the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

          (xiii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Mortgage Loan Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan; and the Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

          (xiv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and, the appraisal is in a form acceptable to Fannie Mae or FHLMC;

          (xv) the improvements on each Mortgaged Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

          (xvi) each Mortgage Loan constitutes a "qualified mortgage" under
     Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4),

     (5), (6), (7) and (9) without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

          (xvii) none of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loans under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

          (xviii) the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

          (xix) no Mortgage Loan (a) is a "high cost loan" or "covered loan" as applicable (as such terms are defined in the version of Standard & Poor's LEVELS(R) Glossary in effect as of the date hereof, Appendix E, attached hereto as Exhibit 6) or (b) was originated on or after October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

          (xx) each Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

          (xxi) each original Mortgage has been recorded or is in the process of being recorded, unless such recordation is not required, in each case pursuant to the requirements of Section 2.01 of the Pooling and Servicing Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

          (xxii) the related Mortgage File contains each of the documents and instruments listed in Section 2.01 of the Pooling and Servicing Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Section;

          (xxiii) the Mortgage Loans are currently being serviced in accordance with accepted servicing practices;

          (xxiv) with respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Mortgage Loan Seller and each prepayment penalty is permitted pursuant to federal, state and local law. In addition, with respect to each Mortgage Loan (i) no Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such

     Mortgage Loan was originated and (ii) such prepayment penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

          (xxv) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

          (xxvi) each Mortgage Loan was originated (a) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, (b) by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended, or (c) by a mortgage broker or correspondent lender in a manner such that the related Mortgage Loan would be regarded for purposes of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, as having been originated by an entity described in clauses (a) or
     (b) above.

         It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

         Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser, the Trustee or the related Custodian, as its agent, of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this
Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders, or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects,
(ii) purchase the affected Mortgage Loan at the applicable Repurchase Price or
(iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan; provided that, in the case of a breach of the representation contained in clause (xxiv) of this
Section 7, then, in each case, in lieu of purchasing such Mortgage Loan at the applicable Repurchase Price, the Mortgage Loan Seller shall be permitted to pay the amount of the prepayment penalty (net of any amount previously collected by or paid to the Purchaser in respect of such prepayment penalty) from its own funds and without reimbursement thereof, and the Mortgage Loan Seller shall in such case have no obligation to repurchase or substitute for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure such breach, purchase such affected Mortgage Loan or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedies under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof or to pay the amount of any prepayment penalty as set forth in the preceding sentence.

         Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

         SECTION 8. Representations and Warranties Concerning the Mortgage Loan Seller.

         As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

         (a) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (b) the Mortgage Loan Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

         (c) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (d) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

         (e) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

         (f) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller could reasonably be expected to be determined adversely to the Mortgage Loan Seller and will, if determined adversely to the Mortgage Loan Seller, materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

         (g) the Mortgage Loan Seller's Information (as identified in Exhibit 4) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 9. Representations and Warranties Concerning the Purchaser.

         As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

         (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

         (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

         (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

         (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will, if determined adversely to the Purchaser, materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

         (g) the Purchaser's Information (as identified in Exhibit 5) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 10. Conditions to Closing.

         (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

             (1) Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

             (2) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

             (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

             (ii) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 3 hereto, one copy to be attached to each counterpart of the Amendment;

             (iii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

             (iv) A certificate of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto copies of the charter and by-laws of the Mortgage Loan Seller and evidence as to the good standing of the Mortgage Loan Seller dated as of a recent date;

             (v) One or more opinions of counsel from the Mortgage Loan Seller's counsel in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

             (vi) A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A hereto the rating set forth therein; and

             (vii) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

             (3) The Certificates to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Pooling and Servicing Agreement shall have been issued and sold to Bear Stearns.

             (4) The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

         (b) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

             (1) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

             (2) The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

             (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

             (ii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

             (iii) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto copies of the Purchaser's articles of incorporation and by-laws, and evidence as to the good standing of the Purchaser dated as of a recent date;

             (iv) One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

             (v) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

         SECTION 11. Fees and Expenses.

         Subject to Section 16 hereof, the Mortgage Loan Seller shall pay on the Closing Date, or such later date as may be agreed to by the Purchaser, (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of the Purchaser's Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses, including counsel's fees and expenses, in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee, which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the closing of the transactions contemplated hereby and (C) review of the Mortgage Loans to be performed by the Trustee, (vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator thereof to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

         SECTION 12. Accountants' Letters.

         Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of Prospectus Supplement--The Mortgage Loans" and "The Mortgage Pool" and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield on the Certificates" in the Prospectus Supplement.

         (a) To the extent statistical information with respect to the Master Servicer's or a Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Master Servicer and the Servicers," a letter from the certified public accountant for the Master Servicer and such Servicer or Servicers will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

         SECTION 13. Indemnification.

         (a) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as such term is used in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan Seller's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with the Mortgage Loan Seller's Information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

         The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

         (b) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as such term is used in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 5, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller or any other such indemnified party.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve such indemnified party from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved). Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

         (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in this Section 13, then the indemnifying party shall, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

         (e) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

         SECTION 14. Notices.

         All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, Texas 75067 (Facsimile: (469) 759-4714), Attention: General Counsel, and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)), Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a Business Day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next Business Day.

         SECTION 15. Transfer of Mortgage Loans.

         The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of a representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

         SECTION 16. Termination=

         This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

         SECTION 17. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan, and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to
Section 3 hereof prior to the closing of the transactions contemplated hereby and not to any Deleted Mortgage Loan.

         SECTION 18. Severability

         If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

         SECTION 19. Counterparts.

         This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

         SECTION 20. Amendment.

         This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

         SECTION 21. GOVERNING LAW.

         THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         SECTION 22. Further Assurances.

         Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement, including any amendments hereto which may be required by either Rating Agency.

         SECTION 23. Successors and Assigns.

         This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences and in Section 15 hereto, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement, and any such assignment or purported assignment shall be deemed null and void.

         SECTION 24. The Mortgage Loan Seller and the Purchaser.

         The Mortgage Loan Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

         SECTION 25. Entire Agreement.

         This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

         SECTION 26. No Partnership.

         Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                   EMC MORTGAGE CORPORATION

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.



                                  By:
                                     -------------------------------------
                                  Name: Baron Silverstein
                                  Title: Vice President

                                    EXHIBIT 1

                            CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement:

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit with indemnity;

          (ii) The original Security Instrument (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) of the proviso set forth in Section 2.01(b) of the Pooling and Servicing Agreement applies, shall be in recordable form);

          (iii) Unless the Mortgage Loan is registered on the MERS(R) System, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "Citibank, N.A., as Trustee," with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) of the proviso set forth in Section 2.01(b) of the Pooling and Servicing Agreement applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in Section 2.01(b) of the Pooling and Servicing Agreement, shall be in recordable form);

          (iv) All intervening assignments of the Security Instrument, if applicable and only to the extent available to the Purchaser with evidence of recording thereon;

          (v) The original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

          (vi) The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

          (vii) Originals of all assumption and modification agreements, if applicable and available.

                                    EXHIBIT 2

                         CONTENTS OF FINAL MORTGAGE FILE

     (A) With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its agent, and which shall be delivered to the Purchaser pursuant to the terms of the Agreement:

          (i) The original Mortgage Note, including any riders thereto, endorsed by the Mortgage Loan Seller or the originator, as applicable, without recourse, in proper form to the order of the Trustee, at the direction of the Purchaser, with any intervening endorsements showing an unbroken chain of title from the originator to the Trustee, or, with respect to the Mortgage Loans as to which the Mortgage Note has been lost, lost note affidavits and if available, a copy of the lost Mortgage Note;

          (ii) Unless the Mortgage Loan is registered on the MERS(R) System, an original duly executed assignment of Mortgage in recordable form from the Mortgage Loan Seller or the originator, as applicable, to the Trustee, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office;

          (iii) The original Security Instrument, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

          (iv) The original intervening assignments, if any and if available, with evidence of recording thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

          (v) The originals of each assumption, modification or substitution agreement, if any and if available, relating to the Mortgage Loan;

          (vi) The original mortgagee's title insurance policy or, if a master title policy has been issued by the title insurer, a mortgagee's certificate of title insurance or a written commitment to issue such title insurance policy, and

          (vii) The original or a copy of the policy or certificate of primary mortgage guaranty insurance, if any, to the extent available.

                                    EXHIBIT 3

                       MORTGAGE LOAN SCHEDULE INFORMATION

     The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

          (i)  the loan number;

          (ii) the Mortgagor's name;

          (iii) the street address (including city, state and zip code) of the Mortgaged Property;

          (iv) identify type of Mortgage Loan, e.g. HUD, VA, FHA or conventional;

          (v)  the property type;

          (vi) the Mortgage Interest Rate;

          (vii) the Servicing Fee and any additional servicing fee, if applicable;

          (viii) the origination date;

          (ix) the Net Rate;

          (x)  the original term;

          (xi) the maturity date;

          (xii) the stated remaining term to maturity;

          (xiii) the original principal balance;

          (xiv) the first payment date;

          (xv) the principal and interest payment in effect as of the Cut-off Date;

          (xvi) the unpaid Principal Balance as of the Cut-off Date;

          (xvii) the Loan-to-Value Ratio at origination;

          (xviii) the paid-through date;

          (xix) the amount of the Scheduled Payment;

          (xx) the number of days delinquent, if any;

          (xxi) a code indicating whether the Mortgage Loan is negatively amortizing;

          (xxii) the Index;

          (xxiii) the next Interest Adjustment Date;

          (xxiv) the Gross Margin, if applicable;

          (xxv) the Minimum Lifetime Mortgage Rate and Maximum Lifetime Mortgage Rate, each if and as applicable;

          (xxvi) the Periodic Rate Cap, if applicable;

          (xxvii) the Servicing Fee Rate;

          (xxviii) the Servicer; and

          (xxix) the prepayment penalty, if any.

Such schedule also shall set forth for all of the Mortgage Loans and for all the Mortgage Loans being sold, the total number of Mortgage Loans, the total of each of the amounts described under (xiii) and (xvi) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under
(vi), (ix) and (xxvii) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                    EXHIBIT 4

                       MORTGAGE LOAN SELLER'S INFORMATION

     All information in the Prospectus Supplement described under the following
Sections: "SUMMARY OF PROSPECTUS SUPPLEMENT -- The Mortgage Loans," "DESCRIPTION OF THE MORTGAGE LOANS" and "SCHEDULE A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                    EXHIBIT 5

                             PURCHASER'S INFORMATION

         All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.

                                    EXHIBIT 6

                             SCHEDULE OF LOST NOTES

                             Available Upon Request

                                    EXHIBIT 7
                           STANDARD & POOR'S LEVELS(R)
                          GLOSSARY, VERSION 5.6 REVISED
                       AS OF FEBRUARY 7, 2005, APPENDIX E

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann. ss.ss. 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.         Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann. ss.ss.   Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or
                                   entered into on or after January 1, 2003.
                                   Other provisions of the Act took effect on
                                   June 7, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat. ss.ss. 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code ss.ss.            Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------



                                      J-38

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction                 Name of Anti-Predatory Lending                   Category under
                                               Law/Effective  Date                    Applicable Anti-Predatory
                                                                                             Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss.              High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code Ann.               High Cost Home Loan
Mar. 6, 2003)                      ss.ss. 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C. ss. 1639, 12
                                   C.F.R. ss.ss. 226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.                   High Risk Home Loan
                                   Stat. tit. 815, ss.ss. 137/5 et seq.

                                   Effective January 1, 2004 (prior to this
                                   date, regulations under Residential Mortgage
                                   License Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
Indiana                            Indiana Home Loan Practices Act,                      High Cost Home Loan
                                   Ind. Code Ann. ss.ss. 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
---------------------------------- ------------------------------------------------- --------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann. ss.ss.          High Loan to Value Consumer
                                   16a-1-101 et seq.                                     Loan (id. ss. 16a-3-207)
                                                                                         and;
                                   Sections 16a-1-301 and 16a-3-207 became               ----------------------------
                                   effective April 14, 1999; Section 16a-3-308a          High APR Consumer
                                   became effective July 1, 1999                         Loan (id. ss. 16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.       High Cost Home Loan
                                   Rev. Stat. ss.ss. 360.100 et
---------------------------------- ------------------------------------------------- --------------------------------


                                      J-39

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction                 Name of Anti-Predatory Lending                   Category under
                                               Law/Effective  Date                    Applicable Anti-Predatory
                                                                                             Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
                                   seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit.                 High Rate High Fee
                                   9-A, ss.ss. 8-101 et seq.                             Mortgage

                                   Effective September 29, 1995 and as
                                   amended from time to time
---------------------------------- ------------------------------------------------- --------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss.                High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R. ss.ss.
                                   40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
                                   Massachusetts Predatory                               High Cost Home
                                   Home Loan Practices Act                               Mortgage Loan

                                   Mass. Gen. Laws ch. 183C, ss.ss. 1 et seq.
                                   Effective November 7, 2004
---------------------------------- ------------------------------------------------- --------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.         Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,       High Cost Home
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.              Loan

                                   Effective for loans closed on or after November
                                    27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.      High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
New York                           N.Y. Banking Law Article 6-l                          High Cost Home
                                                                                         Loan
                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home        High Cost Home
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et              Loan
---------------------------------- ------------------------------------------------- --------------------------------


                                      J-40

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction                 Name of Anti-Predatory Lending                   Category under
                                               Law/Effective  Date                    Applicable Anti-Predatory
                                                                                             Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
                                   seq.

                                   Effective July 1, 2000; amended October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
Ohio                               H.B. 386 (codified in various sections of             Covered Loan
                                   the Ohio Code), Ohio Rev. Code Ann. ss.ss.
                                   1349.25 et seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Oklahoma                           Consumer Credit Code (codified in various        Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and                          High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                     1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann. ss.ss.      Act Loan
                                 31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------


Standard & Poor's Covered Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law

---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        Covered Loan
Mar. 6, 2003)                      Ann. ss.ss. 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind.                 High Cost Home Loan
                                   Code Ann. ss.ss. 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
---------------------------------- ------------------------------------------------- --------------------------------

                                      J-41

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law

---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,       Covered Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------


Standard & Poor's Home Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law

---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,       Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                    27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.      Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home        Consumer Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home            Consumer Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss.
                                   37-23-10 et seq.

                                   Effective for loans taken on or after January
                                     1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

                                   SCHEDULE A
                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                               Public Certificates

Class                                        S&P                     Moody's

Class I-A-1                                  AAA                       Aaa
Class I-A-2                                  AAA                       Aaa
Class I-A-3                                  AAA                       Aaa
Class I-A-4A                                 AAA                       Aaa
Grantor Trust Class I-A-4B                   AAA                       Aaa
Class I-A-5                                  AAA                       Aaa
Class I-X-1                                  AAA                       Aaa
Class I-X-2                                  AAA                       Aaa
Class I-B-1                                  AA+                       Aaa
Class I-B-2                                   AA                       Aa1
Class I-B-3                                  AA-                       Aa1
Class I-B-4                                   A+                       Aa2
Class I-B-5                                   A                        Aa3
Class I-B-6                                   A-                       A1
Class I-B-7                                  BBB+                      A3
Class I-B-8                                  BBB                      Baa2
Class I-B-9                                  BBB-                     Baa3
Class II-A-1                                 AAA                       Aaa
Class II-A-2                                 AAA                       Aaa
Class II-A-3A                                AAA                       Aaa
Grantor Trust Class II-A-3B                  AAA                       Aaa
Class II-B-1                                  AA                       Aa1
Class II-B-2                                  A                        Aa3
Class II-B-3                                 BBB+                      A2
Class II-B-4                                 BBB                       A3
Class II-B-5                                 BBB-                     Baa1


                              Private Certificates

Class                                        S&P                     Moody's

Underlying Class I-A-4B                      AAA                       Aaa
Class I-B-IO                                 N/R                       N/R
Class I-XP-1                                 N/R                       N/R
Class I-XP-2                                 N/R                       N/R
Underlying Class II-A-3B                     AAA                       Aaa
Class II-B-6                                  BB                       Ba2

Class II-B-IO                                N/R                       N/R
Class II-XP                                  N/R                       N/R
Class R                                      N/R                       N/R
Class R-X                                    N/R                       N/R

None of the above ratings, if any, has been lowered, qualified or withdrawn since the dates of issuance of such ratings by the Rating Agencies.

                                                                       EXHIBIT K

                    FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Citibank, N.A., having a place of business 388 Greenwich Street, 14th Floor, New York, N.Y. 10013, as Trustee (and in no personal or other representative capacity) under the Pooling and Servicing Agreement, dated as of April 1, 2007, by and among Structured Asset Mortgage Investments II Inc., the Trustee, Wells Fargo Bank, National Association and EMC Mortgage Corporation (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to the Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3, hereby appoints _______________, in its capacity as a Servicer under the Agreement, as the Trustee's true and lawful Special Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, but only in its capacity as Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Trustee (directly or through custodians or nominees), or in respect of which the Trustee has a security interest or other lien, all as provided under the applicable Agreement and only to the extent the respective Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following enumerated transactions under the Agreement only:

1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.

2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.

3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.

5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.

6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

     a. the substitution of trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;

     b. the preparation and issuance of statements of breach or non-performance;

     c. the preparation and filing of notices of default and/or notices of sale;

     d. the cancellation/rescission of notices of default and/or notices of sale;

     e.   the taking of a deed in lieu of foreclosure; and

     f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

     9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.

     10. Endorse on behalf of the Trustee all checks, drafts and/or negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS WHEREOF, the Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ___ day of ___ , 2007.

                                      Citibank, N.A., as Trustee

                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

WITNESS:                                             WITNESS:


-----------------------------------   -------------------------------------
Name:                                 Name:
Title:                                Title:


STATE OF NEW YORK
                    SS
COUNTY OF NEW YORK

     On ______________, 2007, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting _____________ of Citibank, N.A., and such person acknowledged to me that such person executed the within instrument in such person's authorized capacity as a _____________ of Citibank, N.A., and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.

     WITNESS my hand and official seal.


                                      -------------------------------------
                                      Notary Public

                                                                       EXHIBIT L

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions

Primary Servicer - transaction party having borrower contact
Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator
Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)
Custodian - safe keeper of pool assets
Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:     X - obligation

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB Reference   Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
                                                      Servicer      Servicer    Admin                     (nominal)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   General Servicing Considerations
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(1)(i)      Policies and procedures are             X            X            X
                   instituted to monitor any
                   performance or other triggers
                   and events of default in
                   accordance with the transaction
                   agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(1)(ii)     If any material servicing               X            X
                   activities are outsourced to
                   third parties, policies and
                   procedures are instituted to
                   monitor the third party's
                   performance and compliance with
                   such servicing activities.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any requirements in the
                   transaction agreements to
                   maintain a back-up servicer for
1122(d)(1)(iii)    the Pool Assets are maintained.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(1)(iv)     A fidelity bond and errors and          X            X
                   omissions policy is in effect on
                   the party participating in the
                   servicing function throughout
                   the reporting period in the
                   amount of coverage required by
                   and otherwise in accordance with
                   the terms of the transaction
                   agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                      L-1

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB Reference   Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
                                                      Servicer      Servicer    Admin                     (nominal)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   General Servicing Considerations
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   Cash Collection and
                   Administration
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(2)(i)      Payments on pool assets are             X            X            X
                   deposited into the appropriate
                   custodial bank accounts and
                   related bank clearing accounts
                   no more than two business days
                   following receipt, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made via wire             X            X            X
                   transfer on behalf of an obligor
                   or to an investor are made only
1122(d)(2)(ii)     by authorized personnel.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Advances of funds or guarantees         X            X            X
                   regarding collections, cash
                   flows or distributions, and any
                   interest or other fees charged
                   for such advances, are made,
                   reviewed and approved as
                   specified in the transaction
1122(d)(2)(iii)    agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   The related accounts for the            X            X            X
                   transaction, such as cash
                   reserve accounts or accounts
                   established as a form of over
                   collateralization, are
                   separately maintained (e.g.,
                   with respect to commingling of
                   cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Each custodial account is               X            X            X
                   maintained at a federally
                   insured depository institution
                   as set forth in the transaction
                   agreements. For purposes of this
                   criterion, "federally insured
                   depository institution" with
                   respect to a foreign financial
                   institution means a foreign
                   financial institution that meets
                   the requirements of Rule
                   13k-1(b)(1) of the Securities
1122(d)(2)(v)      Exchange Act.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Unissued checks are safeguarded         X                         X
                   so as to prevent unauthorized
1122(d)(2)(vi)     access.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                      L-2

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB Reference   Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
                                                      Servicer      Servicer    Admin                     (nominal)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   General Servicing Considerations
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   Cash Collection and
                   Administration
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(2)(vii)    Reconciliations are prepared on         X            X            X
                   a monthly basis for all
                   asset-backed securities related
                   bank accounts, including
                   custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar days
                   after the bank statement cutoff
                   date, or such other number of
                   days specified in the
                   transaction agreements; (C)
                   reviewed and approved by someone
                   other than the person who
                   prepared the reconciliation; and
                   (D) contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within 90 calendar days of their
                   original identification, or such
                   other number of days specified
                   in the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Investor Remittances and
                   Reporting
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(3)(i)      Reports to investors, including         X            X            X
                   those to be filed with the
                   Commission, are maintained in
                   accordance with the transaction
                   agreements and applicable
                   Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Amounts due to investors are            X            X            X
                   allocated and remitted in
                   accordance with timeframes,
                   distribution priority and other
                   terms set forth in the
1122(d)(3)(ii)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made to an                X            X            X
                   investor are posted within two
                   business days to the Servicer's
                   investor records, or such other
                   number of days specified in the
1122(d)(3)(iii)    transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Amounts remitted to investors           X            X            X
                   per the investor reports agree
                   with cancelled checks, or other
                   form of payment, or custodial
1122(d)(3)(iv)     bank statements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Pool Asset Administration
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                      L-3

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB Reference   Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
                                                      Servicer      Servicer    Admin                     (nominal)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   General Servicing Considerations
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(4)(i)      Collateral or security on pool          X                                      X
                   assets is maintained as required
                   by the transaction agreements or
                   related pool asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(ii)     Pool assets and related                 X                                      X
                   documents are safeguarded as
                   required by the transaction
                   agreements
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(iii)    Any additions, removals or              X                         X
                   substitutions to the asset pool
                   are made, reviewed and approved
                   in accordance with any
                   conditions or requirements in
                   the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(iv)     Payments on pool assets,                X
                   including any payoffs, made in
                   accordance with the related pool
                   asset documents are posted to
                   the Servicer's obligor records
                   maintained no more than two
                   business days after receipt, or
                   such other number of days
                   specified in the transaction
                   agreements, and allocated to
                   principal, interest or other
                   items (e.g., escrow) in
                   accordance with the related pool
                   asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   The Servicer's records regarding        X
                   the pool assets agree with
                   the Servicer's records with respect
                   to an obligor's unpaid
1122(d)(4)(v)      principal balance.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Changes with respect to the             X            X
                   terms or status of an obligor's
                   pool assets (e.g., loan
                   modifications or re-agings) are
                   made, reviewed and approved by
                   authorized personnel in
                   accordance with the transaction
                   agreements and related pool
1122(d)(4)(vi) asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Loss mitigation or recovery             X            X
                   actions (e.g., forbearance
                   plans, modifications and deeds
                   in lieu of foreclosure,
                   foreclosures and repossessions,
                   as applicable) are initiated,
                   conducted and concluded in
                   accordance with the timeframes
                   or other requirements
                   established by the transaction
1122(d)(4)(vii)     agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------



                                      L-4

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB Reference   Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
                                                      Servicer      Servicer    Admin                     (nominal)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   General Servicing Considerations
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(4)(viii)   Records documenting collection          X
                   efforts are maintained during
                   the period a pool asset is
                   delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at
                   least a monthly basis, or such
                   other period specified in the
                   transaction agreements, and
                   describe the entity's activities
                   in monitoring delinquent pool
                   assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases
                   where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(ix)     Adjustments to interest rates or X
                   rates of return for pool
                   assets with variable rates are
                   computed based on the related
                   pool asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(x)      Regarding any funds held in             X
                   trust for an obligor (such as
                   escrow accounts): (A) such funds
                   are analyzed, in accordance with
                   the obligor's pool asset
                   documents, on at least an annual
                   basis, or such other period
                   specified in the transaction
                   agreements; (B) interest on such
                   funds is paid, or credited, to
                   obligors in accordance with
                   applicable pool asset documents
                   and state laws; and (C) such
                   funds are returned to the
                   obligor within 30 calendar days
                   of full repayment of the related
                   pool assets, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Payments made on behalf of an           X
                   obligor (such as tax or
                   insurance payments) are made on
                   or before the related penalty or
                   expiration dates, as indicated
                   on the appropriate bills or
                   notices for such payments,
                   provided that such support has
                   been received by the servicer at
                   least 30 calendar days prior to
                   these dates, or such other
                   number of days specified in the
1122(d)(4)(xi)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any late payment penalties in X connection with any payment to be made on behalf of an obligor are paid from the
                   Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error
1122(d)(4)(xii)    or omission.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------



                                      L-5

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB Reference   Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
                                                      Servicer      Servicer    Admin                     (nominal)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   General Servicing Considerations
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   Disbursements made on behalf of X an
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the servicer, or such other number
1122(d)(4)(xiii)   of days specified in the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Delinquencies, charge-offs and          X            X
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the transaction
1122(d)(4)(xiv) agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any external enhancement or             X                         X
                   other support, identified in
                   Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is
                   maintained as set forth in the
                   transaction agreements. [In this
                   transaction there is no external
1122(d)(4)(xv)      enhancement or other support.]
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                          FORM OF BACK-UP CERTIFICATION

         Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

         I, ____________________________, the _______________________ of [NAME
OF COMPANY], certify to, [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor, the Securities Administrator and the Trustee pursuant to the Agreement (collectively, the "Company Servicing Information");

2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Securities Administrator] and the [Trustee];

4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any subservicer and subcontractor pursuant to the Agreement, have been provided to the Depositor and the Securities Administrator.

                                     M-1-1

         Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Securities Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                     Date:
                                           ------------------------------------

                                     By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                      M-1-2

                                                                    EXHIBIT M-2

                      FORM OF CERTIFICATION TO BE PROVIDED
                BY THE SECURITIES ADMINISTRATOR TO THE DEPOSITOR

         Re:      ________________________________ Trust 200_-____(the "Trust"),
                  Mortgage Pass-Through Certificates, Series 200_-____, issued pursuant to the Pooling and Servicing Agreement, dated as of ________ 1, 200_, among ____________________________, as
                  Depositor, Wells Fargo Bank, National Association, as Securities Administrator and
                  __________________________________________________________

         The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

         (2) To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Securities Administrator's assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

         (3) To my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

         (4) I am responsible for reviewing the activities performed by the Securities Administrator under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

         (5) The report on assessment of compliance with servicing criteria applicable to the Securities Administrator for asset-backed securities of the Securities Administrator and each Subcontractor utilized by the Securities Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

                                     M-2-1

         In giving the certifications above, the Securities Administrator has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

Date:
     -------------------------------

------------------------------------
[Signature] [Title]
                                     M-2-2

                                                                      EXHIBIT N

                              FORM OF CAP CONTRACTS

                   [Please see Tab ___ in the Closing Binder]

                                                                      EXHIBIT O

           FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18.

Under Item 1 of Form 10-D: a) items marked "Monthly Statement to Certificateholders" are required to be included in the periodic Distribution Date statement under Section 6.04, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- ------------------
                                Master Securities

Form        Item    Description            Servicers     Servicer    Administrator      Custodian  Trustee        Depositor Sponsor
----------- --------------------------------------------------------------------------- ---------- -------------- --------- --------
10-D        Must be filed within 15 days of the distribution date for the
            (nominal) asset-backed securities.

----------- --------------------------------------------------------------------------- ---------- -------------- --------- --------
            1       Distribution and
                    Pool Performance
                    Information

----------- --------------------------------------------------------------------------- ---------- -------------- --------- --------
                    Item 1121(a) -
                    Distribution and
                    Pool Performance
                    Information

----------- --------------------------------------------------------------------------- ---------- -------------- --------- --------
                    (1) Any applicable                               X
                    record dates,
                    accrual dates,                                   (Monthly
                    determination dates                              Statements to
                    for calculating                                  Certificateholders)
                    distributions and
                    actual distribution
                    dates for the
                    distribution period.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (2) Cash flows X received and the sources thereof for
                    (Monthly distributions, fees Statements to and expenses.

                    Certificateholders)

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (3) Calculated                                   X
                    amounts and
                    distribution of the                              (Monthly
                    flow of funds for                                Statements to
                    the period itemized                              Certificateholders)
                    by type and priority
                    of payment,
                    including:

                                      O-1

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                             (i) Fees or                             X
                    expenses accrued and
                    paid, with an                                    (Monthly
                    identification of                                Statements to
                    the general purpose                              Certificateholders)
                    of such fees and the
                    party receiving such
                    fees or expenses.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                             (ii)                                    X
                    Payments accrued or
                    paid with respect to                             (Monthly
                    enhancement or other                             Statements to
                    support identified                               Certificateholders)
                    in Item 1114 of
                    Regulation AB (such
                    as insurance
                    premiums or other
                    enhancement
                    maintenance fees),
                    with an
                    identification of
                    the general purpose
                    of such payments and
                    the party receiving
                    such payments.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                             (iii)                                   X
                    Principal, interest
                    and other                                        (Monthly
                    distributions                                    Statements to
                    accrued and paid on                              Certificateholders)
                    the asset-backed
                    securities by type
                    and by class or
                    series and any
                    principal or
                    interest shortfalls
                    or carryovers.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                             (iv) The                                X
                    amount of excess
                    cash flow or excess                              (Monthly
                    spread and the to                                Statements to
                    disposition of                                   Certificateholders)
                    excess cash flow.

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (4) Beginning and                                X
                    ending principal
                    balances of the                                  (Monthly
                    asset-backed                                     Statements to

                                      O-2

                    to securities.                                   Certificateholders)

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (5) Interest rates                               X
                    applicable to the
                    pool assets and the                              (Monthly
                    asset-backed                                     Statements to
                    securities, as                                   Certificateholders)
                    applicable. Consider
                    providing interest
                    rate information for
                    pool assets in
                    appropriate
                    distributional
                    groups or
                    incremental ranges.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (6) Beginning and                                X
                    ending balances of
                    transaction                                      (Monthly
                    accounts, such as                                Statements to
                    reserve accounts,                                Certificateholders)
                    and material account
                    activity during the
                    period.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (7) Any amounts                                  X
                    drawn on any credit
                    enhancement or other                             (Monthly
                    support identified                               Statements to
                    in Item 1114 of                                  Certificateholders)
                    Regulation AB, as
                    applicable, and the
                    amount of coverage
                    remaining under any
                    such enhancement, if
                    known and applicable.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (8) Number and                                   X                                            Updated
                    amount of pool                                                                                pool
                    assets at the                                    (Monthly                                     composition
                    beginning and ending                             Statements to                                information
                    of each period, and                              Certificateholders)                          fields to
                    updated pool                                                                                  be as
                    composition                                                                                   specified
                    information, such as                                                                          by
                    weighted average                                                                              Depositor
                    coupon,                                                                                       from time

                                      O-3

                    weighted average remaining                                                                    to time
                    term, pool factors
                    and prepayment
                    amounts.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (9) Delinquency and    X             X           X
                    loss information
                    for the period.        (Monthly
                                           Statements to
                                           Certificateholders)

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    In addition,           X
                    describe any
                    material changes to
                    the information
                    specified in Item
                    1100(b)(5) of
                    Regulation AB
                    regarding the pool
                    assets. (methodology)
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (10) Information on    X             X           X
                    the amount, terms
                    and general purpose                              (Monthly
                    of any advances made                             Statements to
                    or reimbursed during                             Certificateholders)
                    the period,
                    including the
                    general use of funds
                    advanced and the
                    general source of
                    funds for
                    reimbursements.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (11) Any material      X             X           X
                    modifications,
                    extensions or                                    (Monthly
                    waivers to pool                                  Statements to
                    asset terms, fees,                               Certificateholders)
                    penalties or
                    payments during the
                    distribution period
                    or that have
                    cumulatively become
                    material over time.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (12) Material          X             X           X                                            X
                    breaches of pool
                    asset                                            (if agreed upon
                    representations or                               by the parties)
                    warranties or


                                      O-4

                    transaction
                    covenants.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (13) Information on                              X
                    ratio, coverage or
                    other tests used for                             (Monthly
                    determining any                                  Statements to
                    early amortization,                              Certificateholders)
                    liquidation or other
                    performance trigger
                    and whether the
                    trigger was met.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    (14) Information X regarding any new issuance of
                    asset-backed securities backed by

                    the same asset pool,
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          information      X             X           X                                            X
                          regarding any
                          pool asset
                          changes (other
                          than in
                          connection
                          with a pool
                          asset
                          converting
                          into cash in
                          accordance
                          with its
                          terms), such
                          as additions
                          or removals in
                          connection
                          with a
                          prefunding or
                          revolving
                          period and
                          pool asset
                          substitutions
                          and
                          repurchases
                          (and purchase
                          rates, if
                          applicable),
                          and cash flows
                          available for
                          future
                          purchases,


                                      O-5

                          such as the
                          balances of
                          any prefunding
                          or revolving
                          accounts, if
                          applicable.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          Disclose any                                                                            X         X
                          material
                          changes in the
                          solicitation,
                          credit-granting,
                          underwriting,
                          origination,
                          acquisition or
                          pool selection
                          criteria or
                          procedures, as
                          applicable,
                          used to
                          originate,
                          acquire or
                          select the new
                          pool assets.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1121(b) -                                                                                X
                    Pre-Funding or
                    Revolving Period
                    Information

                    Updated pool
                    information as
                    required under Item
                    1121(b).

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            2       Legal Proceedings

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1117 - Legal
                    proceedings pending
                    against the following
                    entities, or their
                    respective property,
                    that is material to
                    Certificateholders,
                    including proceedings
                    known to be
                    contemplated by

                                      O-6

                    governmental authorities:
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Sponsor (Seller)                                                                                        X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Depositor                                                                                     X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Trustee                                                                        X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Issuing entity                                                                                X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer
                    servicing 20% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Securities                                       X
                    Administrator
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Originator of 20% or                                                                          X
                    more of pool assets
                    as of the Cut-off
                    Date
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Custodian                                                           X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            3       Sales of Securities
                    and Use of Proceeds
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Information from                                                                              X
                    Item 2(a) of Part II
                    of Form 10-Q:
                    With respect to any
                    sale of securities by
                    the sponsor,
                    depositor or issuing
                    entity, that are backed
                    by the same
                    asset pool or are
                    otherwise issued by
                    the issuing entity,
                    whether or not
                    registered, provide the
                    sales and use of
                    proceeds information
                    in Item 701 of
                    Regulation S-K. Pricing
                    information can be
                    omitted if

                                      O-7

                    securities were not
                    registered.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            4       Defaults Upon Senior
                    Securities
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Information from                                 X
                    Item 3 of Part II of
                    Form 10-Q:

                    Report the
                    occurrence of any
                    Event of Default
                    (after expiration of
                    any grace period and
                    provision of any
                    required notice)
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            5       Submission of
                    Matters to a Vote of
                    Security Holders
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Information from                                 X
                    Item 4 of Part II of
                    Form 10-Q
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            6       Significant Obligors
                    of Pool Assets
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1112(b) -                                                                                X
                    Significant Obligor
                    Financial
                    Information*
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    *This information need
                    only be reported on the
                    Form 10-D for
                    the distribution period
                    in which updated
                    information is
                    required pursuant
                    to the Item.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            7       Significant
                    Enhancement Provider
                    Information
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1114(b)(2) -
                    Credit Enhancement
                    Provider Financial
                    Information*
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          Determining                                                                             X
                          applicable
                          disclosure

                                      O-8

                          threshold
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          Obtaining                                                                               X
                          required
                          financial
                          information or
                          effecting
                          incorporation
                          by reference
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1115(b) -
                    Derivative
                    Counterparty
                    Financial
                    Information*
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          Determining                                                                             X
                          current
                          maximum
                          probable
                          exposure
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          Determining                                X
                          current
                          significance
                          percentage
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          Notifying                                  X
                          derivative
                          counterparty
                          of
                          significance
                          percentage and
                          requesting
                          required
                          financial
                          information
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          Obtaining                                                                               X
                          required
                          financial
                          information or
                          effecting
                          incorporation
                          by reference
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    *This information need
                    only be reported on the
                    Form 10-D for
                    the distribution period
                    in which updated
                    information is
                    required pursuant to
                    the Items.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            8       Other Information
----------- ------- ---------------------- -----------------------------------------------------------------------------------------
                    Disclose any           The Responsible Party for the applicable Form 8-K item ndicated below.


                                      O-9

                    information required
                    to be reported on
                    Form 8-K during the
                    period covered by
                    the Form 10-D but
                    not reported
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            9       Exhibits
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Distribution report                              X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Exhibits required by                                                                          X
                    Item 601 of
                    Regulation S-K, such
                    as material
                    agreements
----------- --------------------------------------------------------------------------- ---------- -------------- --------- --------
8-K         Must be filed within four business days of an event reportable on
            Form 8-K.

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            1.01    Entry into a

                    Material Definitive
                    Agreement
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Disclosure is          X             X           X                                            X         X
                    required regarding
                    entry into or
                    amendment of any
                    definitive agreement
                    that is material to
                    the securitization,
                    even if depositor is
                    not a party.

                    Examples: servicing
                    agreement, custodial
                    agreement.

                    Note: disclosure not
                    required as to
                    definitive
                    agreements that are
                    fully disclosed in
                    the prospectus
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            1.02    Termination of a       X             X           X                                            X         X
                    Material Definitive
                    Agreement
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Disclosure is required
                    regarding termination
                    of any definitive
                    agreement that is


                                      O-10

                    material to the
                    securitization
                    (other than expiration
                    in accordance with its
                    terms), even
                    if depositor is not
                    a party.

                    Examples: servicing
                    agreement, custodial
                    agreement.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            1.03    Bankruptcy or
                    Receivership
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Disclosure is          X             X           X                  X                         X         X
                    required regarding
                    the bankruptcy or
                    receivership, if
                    known to the Master
                    Servicer, with
                    respect to any of
                    the following:

                    Sponsor (Seller),
                    Depositor, Master
                    Servicer, affiliated
                    Servicer, other Servicer
                    servicing 20% or more
                    of pool assets at time
                    of report, other
                    material servicers,
                    Certificate Administrator,
                    Trustee, significant
                    obligor, credit enhancer
                    (10% or more),
                    derivatives counterparty,
                    Custodian
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            2.04    Triggering Events
                    that Accelerate or
                    Increase a Direct
                    Financial Obligation
                    or an Obligation
                    under


                                      O-11

                    an Off-Balance
                    Sheet Arrangement
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Includes an early                    X           X
                    amortization,
                    performance trigger
                    or other event,
                    including event of
                    default, that would
                    materially alter the
                    payment
                    priority/distribution
                    of cash
                    flows/amortization
                    schedule.

                    Disclosure will be made
                    of events other than
                    waterfall triggers
                    which are disclosed in
                    the 6.07 statement
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            3.03    Material
                    Modification to
                    Rights of Security
                    Holders
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Disclosure is                                    X                                            X
                    required of any
                    material
                    modification to
                    documents defining
                    the rights of
                    Certificateholders,
                    including the
                    Pooling and
                    Servicing Agreement
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            5.03    Amendments to
                    Articles of
                    Incorporation or
                    Bylaws; Change in
                    Fiscal Year
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Disclosure is                                                                                 X
                    required of any
                    amendment "to the
                    governing documents
                    of the issuing
                    entity"
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            5.06    Change in Shell

                                      O-12

                    Company Status

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    [Not applicable to                                                                            X
                    ABS issuers]
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            6.01    ABS Informational
                    and Computational
                    Material
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    [Not included in                                                                              X
                    reports to be filed
                    under Section 3.18]
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            6.02    Change of Servicer
                    or Trustee
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Requires disclosure    X             X           X                                            X
                    of any removal,
                    replacement,
                    substitution or
                    addition of any
                    master servicer,
                    affiliated servicer,
                    other servicer
                    servicing 10% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers,
                    certificate
                    administrator or
                    trustee.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Reg AB disclosure      X
                    about any new servicer
                    is also required.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Reg AB disclosure                                                              X (to the
                    about any new                                                                  extent of a
                    trustee is also                                                                new trustee)
                    required.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Reg AB disclosure                                X
                    about any new
                    securities administrator
                    is also required.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            6.03    Change in Credit
                    Enhancement or Other
                    External Support [In
                    this transaction
                    there is no external
                    enhancement or


                                      O-13

                    othersupport.]
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Covers termination                               X                                            X
                    of any enhancement
                    in manner other than
                    by its terms, the
                    addition of an
                    enhancement, or a
                    material change in
                    the enhancement
                    provided.  Applies
                    to external credit
                    enhancements as well
                    as derivatives.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Reg AB disclosure X X about any new enhancement provider is also required.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            6.04    Failure to Make a                                X
                    Required Distribution
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            6.05    Securities Act
                    Updating Disclosure
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    If any material pool                                                                          X
                    characteristic
                    differs by 5% or
                    more at the time of
                    issuance of the
                    securities from the
                    description in the
                    final prospectus,
                    provide updated Reg
                    AB disclosure about
                    the actual asset
                    pool.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    If there are any new                                                                          X
                    servicers or
                    originators required
                    to be disclosed
                    under Regulation AB
                    as a result of the
                    foregoing, provide
                    the information
                    called for in Items
                    1108 and 1110
                    respectively.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            7.01    Regulation FD          X             X           X                                            X
                    Disclosure

                                      O-14

----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            8.01    Other Events
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Any event, with                                                                               X
                    respect to which
                    information is not
                    otherwise called for
                    in Form 8-K, that
                    the registrant deems
                    of importance to
                    security holders.
----------- ------- ---------------------- -----------------------------------------------------------------------------------------
            9.01    Financial Statements   The Responsible Party applicable to reportable event.
                    and Exhibits
----------- --------------------------------------------------------------------------- ---------- ----------- ------------ --------
10-K Must be filed within 90 days of the fiscal year end for the registrant.
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- ----------- ------------ --------
            9B      Other Information
----------- ------- ---------------------- -----------------------------------------------------------------------------------------
                    Disclose any The Responsible Party for the applicable Form
                    8-K item as indicated above. information required to be
                    reported on Form 8-K during the fourth quarter covered by
                    the Form 10-K but not reported
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
            15      Exhibits and
                    Financial Statement
                    Schedules
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1112(b) -                                                                                X
                    Significant Obligor
                    Financial Information
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1114(b)(2) -
                    Credit Enhancement
                    Provider Financial
                    Information
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                         Determining                                                                              X
                         applicable
                         disclosure
                         threshold
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                         Obtaining                                                                                X
                         required
                         financial
                         information or
                         effecting
                         incorporation
                         by reference
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1115(b) -
                    Derivative


                                      O-15

                    Counterparty
                    Financial Information
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                         Determining                                                                              X
                         current maximum
                         probable
                         exposure
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                         Determining                                 X
                         current
                         significance
                         percentage
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                          Notifying                                  X
                          derivative
                          counterparty
                          of
                          significance
                          percentage and
                          requesting
                          required
                          financial
                          information
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                         Obtaining                                                                                X
                         required
                         financial
                         information or
                         effecting
                         incorporation
                         by reference
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1117 - Legal
                    proceedings pending
                    against the following
                    entities, or their
                    respective property,
                    that is material to
                    Certificateholders,
                    including proceedings
                    known to be contemplated
                    by governmental
                    authorities:
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Sponsor (Seller)                                                                                        X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Depositor                                                                                     X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Trustee
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Issuing entity                                                                                X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer


                                      O-16

                    servicing 20% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Securities                                       X
                    Administrator
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Originator of 20% or                                                                          X
                    more of pool assets
                    as of the Cut-off
                    Date
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Custodian                                                           X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1119 - Affiliations and relationships between the
                    following entities, or their respective affiliates, that are material to Certificateholders:
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Sponsor (Seller)                                                                                        X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Depositor                                                                                     X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Trustee                                                                        X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer
                    servicing 20% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Securities                                       X
                    Administrator
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Originator                                                                                    X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Custodian                                                           X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Credit                                                                                        X
                    Enhancer/Support
                    Provider
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Significant Obligor                                                                           X
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1122 -            X             X           X                  X
                    Assessment of
                    Compliance with
                    Servicing Criteria
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------
                    Item 1123 - Servicer   X             X
                    Compliance Statement
----------- ------- ---------------------- ------------- ----------- ------------------ ---------- -------------- --------- --------

                                                                      EXHIBIT P

                          ADDITIONAL DISCLOSURE NOTICE

Additional Disclosure Notice

Wells Fargo Bank, N.A. as [Securities Administrator]
9062 Old Annapolis Road

Columbia, Maryland 21045
Fax: (410) 715-2380

E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - SAMI II 2007-AR3 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 3.18 of the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and securities administrator, Citibank, N.A., as trustee, related to the issuance of Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3. The undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [   ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

     Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                 [NAME OF PARTY]
                                 as [role]

                                           By:
                                               ---------------------------------
                                                      Name:
                                                      Title:

                                                                      EXHIBIT R

                     FORM OF SUBSEQUENT TRANSFER INSTRUMENT

                         SUBSEQUENT TRANSFER INSTRUMENT

         Pursuant to this Subsequent Transfer Instrument (this "Instrument"), dated as of May [___], 2007 (the "Subsequent Transfer Date"), between Structured Asset Mortgage Investments II Inc., as seller (the "Seller"), and Citibank, N.A., as trustee of Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), among the Seller, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation and the Trustee, as trustee, the Seller and the Trustee agree to the sale by the Seller and the purchase by the Trustee in trust, on behalf of the Trust, of the Subsequent Mortgage Loans listed on the Schedule of Mortgage Loans attached to this Instrument as Exhibit I hereto (the "Subsequent Mortgage Loans").

         Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

         Section 1. Conveyance of Subsequent Mortgage Loans.

         (a) The Seller does hereby sell, transfer, assign, set over and convey to the Trustee in trust, on behalf of the Trust, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due or accruing on the Subsequent Mortgage Loans on and after May [___], 2007 (the "Subsequent Cut-off Date"), and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.09 of the Pooling and Servicing Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans prior to the Subsequent Cut-off Date. The Seller, contemporaneously with the delivery of this Instrument, has delivered or caused to be delivered to the Trustee each item with respect to the Subsequent Mortgage Loans set forth in Sections 2.01 and 2.09 of the Pooling and Servicing Agreement and the other items in the related Mortgage Files. The transfer to the Trustee by the Seller of the Subsequent Mortgage Loans shall be absolute and is intended by the Seller, EMC Mortgage Corporation, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Trust Fund.

         (b) The Seller, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Seller in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated as of May [ ], 2006, between EMC Mortgage Corporation, as seller, and the Seller, as purchaser (the "Purchase Agreement").

         (c) Additional terms of the sale are set forth on Attachment A hereto.

         Section 2. Representations and Warranties; Conditions Precedent.

         (a) The Seller hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section 2.09 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

         (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

         Section 3. Recordation of Instrument.

         To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

         Section 4. Governing Law.

         This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

         Section 5. Counterparts.

         This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

         Section 6. Successors and Assigns.

         This Instrument shall inure to the benefit of and be binding upon the Seller and the Trustee and their respective successors and assigns.

         [The remainder of this page has been intentionally left blank]

                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS II INC., as Seller

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



                                           CITIBANK, N.A. as Trustee

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                             (Provided Upon Request)

                                  ATTACHMENT A

                              ADDITIONAL SALE TERMS

                             (Provided Upon Request)

                                   SCHEDULE A

                          SCHEDULE OF STRIKE PRICES AND

                           PROJECTED PRINCIPAL BALANCE

              [Please see Schedule B of the Prospectus Supplement]

                                      S-A-1

                                   SCHEDULE B

                                   [Reserved]

                                      S-B-1

                                   SCHEDULE C

                      Coupon Strip Reserve Account Schedule

                                     S-C-1

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                  as DEPOSITOR,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                     as PAYING AGENT, CERTIFICATE REGISTRAR

                          and SECURITIES ADMINISTRATOR

                                       and

                                 CITIBANK, N.A.,

                               as GRANTOR TRUSTEE

                             GRANTOR TRUST AGREEMENT

                           Dated as of April 30, 2007

             Structured Asset Mortgage Investments II Grantor Trust

                       Mortgage Pass-Through Certificates

                                 Series 2007-AR3

                                TABLE OF CONTENTS

                                                                                                        Page

ARTICLE I       Definitions................................................................................1
ARTICLE II      Conveyance of Underlying Certificates; Original Issuance of Certificates...................8
   Section 2.01 CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR
                TRUSTEE....................................................................................8
   Section 2.02 ACCEPTANCE BY SECURITIES ADMINISTRATOR.....................................................8
   Section 2.03 SWAP AGREEMENT.............................................................................9
   Section 2.04 REPRESENTATIONS AND WARRANTIES CONCERNING THE
                   DEPOSITOR...............................................................................9
ARTICLE III     Accounts..................................................................................11
   Section 3.01 DISTRIBUTION ACCOUNT......................................................................11
   Section 3.02 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE
                DISTRIBUTION ACCOUNT......................................................................11
ARTICLE IV      Certificates..............................................................................12
   Section 4.01 CERTIFICATES..............................................................................12
   Section 4.02 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.........................................15
   Section 4.03 PERSONS DEEMED OWNERS.....................................................................15
   Section 4.04 ERISA RESTRICTIONS........................................................................15
   Section 4.05 APPOINTMENT OF CERTIFICATE REGISTRAR AND PAYING
                   AGENT..................................................................................16
ARTICLE V         Payments to Certificateholders..........................................................17
   Section 5.01 DISTRIBUTIONS ON THE CERTIFICATES.........................................................17
   Section 5.02 ALLOCATION OF LOSSES......................................................................17
   Section 5.03 PAYMENTS..................................................................................18
   Section 5.04 STATEMENTS TO CERTIFICATEHOLDERS..........................................................18
ARTICLE VI        Indemnification.........................................................................20
   Section 6.01 INDEMNIFICATION OF THE GRANTOR TRUSTEE, THE PAYING
                   AGENT AND THE CERTIFICATE REGISTRAR....................................................20
ARTICLE VII     Concerning the Grantor Trustee, the Paying Agent and the Certificate Registrar............21
   Section 7.01 DUTIES OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND
                   THE CERTIFICATE REGISTRAR..............................................................21
   Section 7.02 CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE, THE
                   PAYING AGENT AND THE CERTIFICATE REGISTRAR.............................................23
   Section 7.03 GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE
                   REGISTRAR NOT LIABLE FOR CERTIFICATES OR MORTGAGE
                   LOANS..................................................................................24
   Section 7.04 GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE
                   REGISTRAR MAY OWN CERTIFICATES.........................................................25
   Section 7.05 EXPENSES..................................................................................25
   Section 7.06 ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE, PAYING
                   AGENT AND CERTIFICATE REGISTRAR........................................................25
   Section 7.07 INSURANCE.................................................................................26


                                       i

                                                                                                        Page
   Section 7.08 RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE, THE
                   PAYING AGENT OR THE CERTIFICATE REGISTRAR..............................................26
   Section 7.09 SUCCESSOR GRANTOR TRUSTEE, SUCCESSOR PAYING AGENT
                   AND SUCCESSOR CERTIFICATE REGISTRAR....................................................27
   Section 7.10 MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE, PAYING
                   AGENT OR CERTIFICATE REGISTRAR........................................................28
   Section 7.11 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE
                   GRANTOR TRUSTEE........................................................................28
   Section 7.12 FEDERAL INFORMATION RETURNS AND REPORTS TO
                   CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.......................................29
ARTICLE VIII    Termination...............................................................................32
   Section 8.01 TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS
                   DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS..........................................32
ARTICLE IX      Miscellaneous Provisions..................................................................33
   Section 9.01 INTENT OF PARTIES.........................................................................33
   Section 9.02 ACTION UNDER UNDERLYING DOCUMENTS.........................................................33
   Section 9.03 AMENDMENT.................................................................................33
   Section 9.04 RECORDATION OF AGREEMENT..................................................................34
   Section 9.05 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS................................................34
   Section 9.06 ACTS OF CERTIFICATEHOLDERS................................................................35
   Section 9.07 GOVERNING LAW.............................................................................36
   Section 9.08 NOTICES...................................................................................36
   Section 9.09 SEVERABILITY OF PROVISIONS................................................................37
   Section 9.10 SUCCESSORS AND ASSIGNS....................................................................37
   Section 9.11 ARTICLE AND SECTION HEADINGS..............................................................37
   Section 9.12 COUNTERPARTS..............................................................................37
   Section 9.13 NOTICE TO RATING AGENCIES.................................................................37
   Section 9.14 ENFORCEMENT OF RIGHTS.....................................................................37

                                    EXHIBITS

Exhibit A - Form of Class I-A-4B and Class II-A-3B Certificates Exhibit B - Copies of Underlying Certificates Exhibit C - Swap Agreements Exhibit D - Underlying Pooling and Servicing Agreement












                                       II

                             GRANTOR TRUST AGREEMENT

     Grantor Trust Agreement, dated April 30, 2007, among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the "Depositor"), Wells Fargo Bank, National Association, as paying agent (in such capacity, the "Paying Agent"), certificate registrar (in such capacity, the "Certificate Registrar") and securities administrator (in such capacity, the "Securities Administrator"), and Citibank, N.A., not in its individual capacity but solely as grantor trustee (the "Grantor Trustee").

                              PRELIMINARY STATEMENT

     On the Closing Date, the Depositor will acquire the Underlying Certificates. On the Closing Date, the Depositor will transfer the Underlying Certificates and receive the Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

     The Securities Administrator on behalf of the Trust shall make an election for the assets constituting the Trust Fund to be treated for federal income tax purposes as a grantor trust.

     In consideration of the mutual agreements herein contained, the Depositor, the Paying Agent, the Certificate Registrar, the Securities Administrator and the Grantor Trustee agree as follows:

                                   ARTICLE I

                                   Definitions

     Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Underlying Pooling and Servicing Agreement.

     Additional Swap Counterparty Payments: With respect to any Swap Agreement and Distribution Date, any related termination payments to be made to the Swap Counterparty pursuant to the terms of the related Swap Agreement as a result of a related Swap Counterparty Default, as calculated by the Swap Counterparty and reported to the Paying Agent.

     Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Grantor Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Grantor Trustee has actual knowledge to the contrary.

     Agreement: This Grantor Trust Agreement and all amendments hereof and supplements hereto.

     Assumed Final Distribution Date: With respect to the Class I-A-4B Certificates, April 25, 2037, and with respect to the Class II-A-3B Certificates, May 25, 2007, or if such day is not a Business Day, the next succeeding Business Day.

     Available Funds: With respect to any Class of Certificates and Distribution Date, the sum of (i) any payments received by the Paying Agent with respect to the related Class of Underlying Certificates, (ii) any payments received by the Paying Agent with respect to such Distribution Date from the Swap Counterparty with respect to the related Class of Certificates or the related Swap Agreement, and (iii) all other amounts received with respect to the related Class of Certificates or the related Swap Agreement and such Distribution Date from all other related assets constituting the corpus of the Trust Fund, in each case following the payment of such Class' pro rata share of amounts to reimburse the Grantor Trustee, the Paying Agent and the Certificate Registrar for their related reimbursable expenses as set forth herein.

     Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. ss.ss. 101-1330.

     Book-Entry Certificates: The Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Grantor Trustee, the Master Servicer, any Servicer or the Securities Administrator are authorized or obligated by law or executive order to be closed.

     Certificate: Any Class I-A-4B or Class II-A-3B Certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Securities Administrator and countersigned by the Certificate Registrar in substantially the form annexed hereto as Exhibit A, with the blanks therein appropriately completed.

     Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of DTC or its nominee.

     Certificate Principal Balance: With respect to any Certificate as of any Distribution Date, the initial principal amount of such Certificate on the Closing Date, reduced by (i) all amounts allocable to principal previously distributed with respect to such Certificate and (ii) the principal portion of all Underlying Realized Losses allocated prior to such Distribution Date to such Certificate in accordance with this Agreement. With respect to a Class of Certificates in the aggregate, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates of such Class. With respect to the Certificates in the aggregate, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates.

     Certificate Register: The register maintained pursuant to Section 4.02.

     Certificate Registrar: Wells Fargo Bank, National Association, or its successor in interest, or any successor certificate registrar appointed as herein provided.

     Certificateholder: A Holder of a Certificate.

     Class: With respect to the Certificates, I-A-4B and II-A-3B.

     Closing Date: April 30, 2007.

     Code: The Internal Revenue Code of 1986, as amended.

     Corporate Trust Office: With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 44579, Attention: Corporate Trust, SAMI II Series 2007-AR3, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045),
Attention: Corporate Trust, SAMI II Series 2007-AR3.

     Cut-Off Date: April 1, 2007.

     Depositor: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successors in interest.

     Distribution Account: The trust account or accounts created and maintained pursuant to Section 3.01, which shall be denominated "Wells Fargo Bank, National Association, as Paying Agent for the benefit of the holders of Structured Asset Mortgage Investments II Trust 2007-AR3, Structured Asset Mortgage Investments II Grantor Trust, Mortgage Pass-Through Certificates, Series 2007-AR3 - Grantor Trust Distribution Account."

     Distribution Date: The 25th day of any month, beginning in May 2007, or, if such 25th day is not a Business Day, the Business Day immediately following.

     DTC: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

     DTC Agreement: The meaning specified in Subsection 4.01(a) hereof.

     DTC Custodian: The Certificate Registrar, or its successor in interest as custodian for DTC.

     DTC Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time DTC effects book-entry transfers and pledges of securities deposited with DTC.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

     Fractional Undivided Interest: With respect to the Certificates, the fractional undivided interest evidenced by any Certificate, the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balances of all such Certificates.

         Freddie Mac: Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or any successor thereto.

     Grantor Trustee: Citibank, N.A., or its successor in interest, or any successor grantor trustee appointed as herein provided.

     Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 9.03(b) and 9.06(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Paying Agent, the Certificate Registrar or the Grantor Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

     Indemnified Persons: The Paying Agent, the Certificate Registrar, the Securities Administrator, the Grantor Trustee and their respective officers, directors, agents and employees and any separate grantor trustee or co-grantor trustee and their respective officers, directors, agents and employees.

     Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor and of any Affiliate of the Depositor, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Affiliate of the Depositor and (c) is not connected with the Depositor or any Affiliate of the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Interest Accrual Period: With respect to each Class of Certificates, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date.

     Interest Distribution Amount: For each Class of Certificates and any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, less any related Underlying Interest Shortfall (as a result of any related Underlying Interest Shortfalls allocated to the related Class of Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement). Interest on each Class of Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

     LIBOR: LIBOR as determined by the Underlying Securities Administrator pursuant to the Underlying Pooling and Servicing Agreement.

     Moody's: Moody's Investors Service, Inc. or its successor in interest.

     NMWHFIT: A "Non-Mortgage Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(12) or successor provisions.

     One-Month LIBOR: One-Month LIBOR as determined by the Underlying Securities Administrator pursuant to the Underlying Pooling and Servicing Agreement.

     Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Grantor Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for the Depositor.

     Optional Termination Date: Any Distribution Date on or after which the Scheduled Principal Balance (as such term is defined in the Underlying Pooling and Servicing Agreement, and before giving effect to distributions to be made on such Distribution Date) of the Underlying Mortgage Loans in the related Loan Group is less than or equal to 10% of the sum of (i) the Schedule Principal Balance of such Underlying Mortgage Loans as of the Cut-off Date, and (ii) the amounts on deposit in the related Pre-Funding Account as of the Closing Date.

     Pass-Through Rate: With respect to each Class of Certificates and any Distribution Date, the per annum rate equal to:

     (1) the lesser of (i) One-Month LIBOR plus initially, [____]% per annum or, on each Distribution Date after the Optional Termination Date, [____]% per annum, and (ii) the applicable Net Rate Cap (as such term is defined in the Underlying Pooling and Servicing Agreement), in the case of the Class I-A-4B Certificates, and

     (2) the least of (i) One-Month LIBOR plus initially, [____]% per annum or, on each Distribution Date after the Optional Termination Date, [____]% per annum, (ii) 10.50% per annum and (iii) the applicable Net Rate Cap (as such term is defined in the Underlying Pooling and Servicing Agreement), in the case of the Class II-A-3B Certificates, in each case calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

     Paying Agent. Wells Fargo Bank, National Association, or its successor in interest, or any successor paying agent appointed as herein provided.

     Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Rating Agencies: S&P and Moody's.

     Record Date: With respect to each Class of Certificates, the Business Day preceding the applicable Distribution Date.

     Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

         Securities Administrator: Wells Fargo Bank, National Association, or its successor in interest, or any successor securities administrator appointed as herein provided.

     S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., and its successor in interest.

     Swap Agreement: With respect to each Class of Certificates, the ISDA Master Agreement and Confirmation relating to such Class, dated the Closing Date, between the Swap Counterparty and the Grantor Trustee.

     Swap Counterparty: [Bear Stearns Capital Markets, Inc.,] [to be confirmed] or any successor swap counterparty appointed in accordance with the related Swap Agreement.

     Swap Counterparty Default: With respect to any Swap Agreement, a Swap Early Termination where the Swap Counterparty is either the Defaulting Party or the Affected Party (each as defined in the related Swap Agreement).

     Swap Counterparty Payment: With respect to each Swap Agreement and Distribution Date, an amount, as calculated by the Swap Counterparty and reported to the Securities Administrator, equal to the sum of (x) amounts paid to the related Class of Underlying Certificates on such Distribution Date in respect of Net Deferred Interest allocated to the related Class of Underlying Certificates on prior Distribution Dates, and (y) the product of (a) the aggregate Net Deferred Interest allocated to the related Class of Underlying Certificates prior to such Distribution Date and unpaid as of such Distribution Date and (b) the Pass-Through Rate for the related Class of Underlying Certificates.

         Swap Early Termination: With respect to any Swap Agreement, an early termination of such Swap Agreement in connection with either a default by the Swap Counterparty or the Grantor Trust or the occurrence of a termination event under such Swap Agreement.

     Swap Grantor Trust Payment: With respect to each Swap Agreement, an amount on a Distribution Date, as calculated by the Swap Counterparty and reported to the Securities Administrator, equal to the amount of Net Deferred Interest allocated to the related Underlying Certificates on such Distribution Date.

     Swap Net Payment: With respect to each Swap Agreement and any Distribution Date, an amount, calculated in each case with respect to such Swap Agreement, equal to the difference between the related Swap Counterparty Payment on the such Distribution Date and the related Swap Grantor Trust Payment on such Distribution Date, and which is payable on such Distribution Date (i) by the Swap Counterparty to the Grantor Trust if the related Swap Grantor Trust Payment is greater than the related Swap Counterparty Payment or (ii) by the Grantor Trust to the Swap Counterparty if the related Swap Counterparty Payment is greater than the related Swap Grantor Trust Payment.

     Swap Termination Event: With respect to any Swap Agreement, a default by the Swap Counterparty of its obligations under the related Swap Agreement.

     Swap Termination Payment: With respect to any Swap Agreement, amounts payable to the Swap Counterparty (other than any related Additional Swap Counterparty Payments) in connection with a related Swap Early Termination pursuant to Section 6(e) of the ISDA Master Agreement as provided in the related Swap Agreement.

     Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Underlying Certificates, the Swap Agreements and the other assets described in Section 2.01.

     Underlying Certificate Registrar: Wells Fargo Bank, National Association, as certificate registrar under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor certificate registrar appointed as provided in the Underlying Pooling and Servicing Agreement.

     Underlying Certificates: The Class I-A-4B and Class II-A-3B Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

     Underlying Certificates Remittance Report: The remittance report provided to the Holders of the Underlying Certificates in accordance with Section 6.04 of the Underlying Pooling and Servicing Agreement.

     Underlying Interest Shortfalls: With respect to each Class of Certificates, any Net Interest Shortfall and shortfalls resulting from the application of the Relief Act and the interest portion of Realized Losses (as each such term is defined in the Underlying Pooling and Servicing Agreement) allocated to the related Class of Underlying Certificates pursuant to Section 6.01(a)(i) of the Underlying Pooling and Servicing Agreement.

         Underlying Mortgage Loans: The mortgage loans deposited into the Underlying Trust created by the Underlying Pooling and Servicing Agreement.

         Underlying Paying Agent: Wells Fargo Bank, National Association, as paying agent under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor paying agent appointed as provided in the Underlying Pooling and Servicing Agreement.

         Underlying Pooling and Servicing Agreement: The Pooling and Servicing Agreement dated as of April 1, 2007, attached hereto as Exhibit D.

         Underlying Realized Losses: With respect to each Class of Certificates, any Realized Losses on the related Mortgage Loans allocated to the related Class of Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement.

     Underlying Securities Administrator: Wells Fargo Bank, National Association, as securities administrator under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor securities administrator appointed as provided in the Underlying Pooling and Servicing Agreement.

     Underlying Trust: The corpus of the trust created by the Underlying Pooling and Servicing Agreement.

     Underlying Trustee: Citibank, N.A., as trustee under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor trustee appointed as provided in the Underlying Pooling and Servicing Agreement.

     WHFIT: A "Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

     WHFIT Regulations: Treasury Regulations section 1.671-5, as amended.

     WHMT: A "Widely Held Mortgage Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

                                   ARTICLE II

                     Conveyance of Underlying Certificates;

                        Original Issuance of Certificates

     Section 2.01 CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR TRUSTEE. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey and assign to the Grantor Trustee, in trust, for the use and benefit of the Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Certificates, (ii) all distributions on the Underlying Certificates after the Closing Date and (iii) all other assets constituting the Trust Fund.

     In connection with such transfer and assignment, the Depositor is causing the delivery of the Underlying Certificates to the Securities Administrator on behalf of the Grantor Trustee.

     It is intended by the Depositor that the conveyance of the Depositor's right, title and interest in and to the Underlying Certificates and all other assets constituting the Trust Fund pursuant to this Agreement shall constitute, and be construed as, an absolute sale of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee for the benefit of the Certificateholders. Furthermore, it is not intended by the Depositor that such conveyance be deemed a pledge of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Certificates and the other assets constituting the Trust Fund are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Certificates and the other assets constituting the Trust Fund, then it is intended by the Depositor as follows: (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Grantor Trustee of a security interest in all of the Depositor's right, title and interest in and to the Underlying Certificates, and all amounts payable to the holders of the Underlying Certificates and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Grantor Trustee (or its agent, providing that the agent authenticates a record acknowledging that it holds possession for the benefit of the Grantor Trustee) of the Underlying Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-313 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Grantor Trustee for the purpose of perfecting such security interest under applicable law. It is also intended that the Trust Fund be classified (for Federal tax purposes) as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, of which the Certificateholders are owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

     Section 2.02 ACCEPTANCE BY SECURITIES ADMINISTRATOR. The Securities Administrator hereby acknowledges the receipt by it of the Underlying Certificates and declares that it holds and will hold such Underlying Certificates and all other assets and documents included in the Trust

Fund, in trust, upon the trusts herein set forth, for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement.

     Section 2.03 SWAP AGREEMENTS. On the Closing Date, the Grantor Trustee shall enter into each of the Swap Agreements with the Swap Counterparty.

     Section 2.04 REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR. The Depositor hereby represents and warrants to the Grantor Trustee as follows:

          (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and
     (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

          (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

          (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will, if determined adversely to the Depositor, materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

          (vii) immediately prior to the transfer and assignment to the Grantor Trustee, each Underlying Certificate was not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Underlying Certificate to the Grantor Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

                                  ARTICLE III

                                    Accounts

     Section 3.01 DISTRIBUTION ACCOUNT.

     (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts. The Paying Agent will deposit in the Distribution Account any amounts paid to the Grantor Trust by the Underlying Trust to or with respect to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement and any amounts paid to the Grantor Trust pursuant to the Swap Agreements.

     (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Paying Agent in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

     (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Paying Agent and held by the Paying Agent in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Paying Agent (whether made directly, or indirectly through a liquidator or receiver of the Paying Agent). The amount at any time credited to the Distribution Account shall be uninvested.

     Section 3.02 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT.

     (a) The Paying Agent may clear and terminate the Distribution Account pursuant to Section 8.01(d) and remove amounts from time to time deposited in error into the Distribution Account.

     (b) On an ongoing basis, the Paying Agent shall withdraw from the Distribution Account any expenses, disbursements and advances recoverable by the Grantor Trustee, the Paying Agent and the Certificate Registrar pursuant to
Section 7.05 and any amounts payable as indemnification pursuant to Section
6.01.

     (c)On each Distribution Date, the Paying Agent shall pay the related amount distributable to the Swap Counterparty and the Holders of the Certificates in accordance with Section 5.01 from related Available Funds in the Distribution Account.

                                   ARTICLE IV

                                  Certificates

     Section 4.01 CERTIFICATES.

     (a) DTC and the Depositor have entered into a Depository Agreement dated as of April 29, 2007 (the "DTC Agreement"). The Certificates shall at all times remain registered in the name of DTC or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Certificate Registrar except to a successor to DTC; (ii) ownership and transfers of registration of such Certificates on the books of DTC shall be governed by applicable rules established by DTC; (iii) DTC may collect its usual and customary fees, charges and expenses from its DTC Participants; (iv) the Certificate Registrar shall deal with DTC as representative of the Certificate Owners for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for, and votes of, such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Paying Agent, the Securities Administrator, the Grantor Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by DTC with respect to its DTC Participants.

     All transfers by Certificate Owners of the Book-Entry Certificates shall be made in accordance with the procedures established by the DTC Participant or brokerage firm representing such Certificate Owners. Each DTC Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with DTC's normal procedures.

     (b) If (i)(A) the Depositor advises the Certificate Registrar in writing that DTC is no longer willing or able to properly discharge its responsibilities under the DTC Agreement and (B) the Certificate Registrar or the Depositor is unable to locate a qualified successor within 30 days thereafter or (ii) the Depositor at its option advises the Certificate Registrar in writing that it elects to terminate the book-entry system through DTC, the Certificate Registrar shall request that DTC notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Certificates by DTC, accompanied by registration instructions from DTC for registration, the Trust shall issue, the Securities Administrator shall sign, and the Certificate Registrar shall countersign, the definitive Certificates. Neither of the Depositor, the Paying Agent, the Securities Administrator, the Certificate Registrar nor the Grantor Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

     (c) The Certificates shall have the following designation and initial principal amount:


     Designation                         Initial Principal Amount
     -----------------------------------------------------------------------

     I-A-4B                              $50,000,000
     -----------------------------------------------------------------------

     II-A-3B                             $53,323,000
     -----------------------------------------------------------------------

     The Certificates shall have the Pass-Through Rate as defined herein.

     (d) With respect to each Distribution Date, the Certificates shall accrue interest during the related Interest Accrual Period. Interest on the Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, based upon the Pass-Through Rate set forth above and the Certificate Principal Balance of the Certificates applicable to such Distribution Date.

     (e) The Certificates shall be substantially in the form set forth in Exhibit A. On original issuance, the Securities Administrator shall sign the Certificates, and the Certificate Registrar shall countersign the Certificates, and the Certificate Registrar shall deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates, the Securities Administrator may sign, and the Certificate Registrar may countersign, temporary Certificates that are printed, lithographed or typewritten, in authorized denominations, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Certificate Registrar, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Securities Administrator shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver in exchange therefor, a like aggregate principal amount, in authorized denominations, of definitive Certificates. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

     (f) The Book-Entry Certificates will be registered as a single Certificate held by a nominee of DTC or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of DTC in minimum denominations of $1,000 and increments of $1.00 in excess thereof. On the Closing Date, the Securities Administrator shall execute the Certificate, and the Certificate Registrar shall countersign the Certificate, in the entire Certificate Principal Balance of the Certificates. The Securities Administrator shall sign, and the Certificate Registrar shall countersign, the Certificates by facsimile or manual signature on behalf of the Securities Administrator or the Certificate Registrar, as applicable, by one of its authorized signatories, who shall be a Responsible Officer of the Securities Administrator or the Certificate Registrar, as applicable, or its agent. A Certificate bearing the manual or facsimile signature of an individual who was an authorized signatory of the Securities Administrator or the Certificate Registrar, as applicable, or its agent at the time of issuance shall bind the Securities Administrator or the Certificate Registrar, as applicable, notwithstanding that such individual has ceased to hold such position prior to the delivery of such Certificate.

     (g) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Certificate Registrar, or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

     Section 4.02 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

     (a) The Certificate Registrar shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

     (b) Subject to Subsection 4.01(a), upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose, the Securities Administrator shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like aggregate Fractional Undivided Interest, but bearing a different number.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Certificate Registrar in writing. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, the Certificates which the Certificateholder making the exchange is entitled to receive.

     (d) If the Certificate Registrar so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Certificate Registrar, as applicable duly executed by the holder thereof or his or her attorney duly authorized in writing.

     (e) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (f) The Certificate Registrar shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

     (g) The following legend shall be placed on the Certificates, whether upon original issuance or upon issuance of any other Certificate in exchange therefor or upon transfer thereof:

     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE CERTIFICATE REGISTRAR AND THE PAYING AGENT WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY AND THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR AND THE UNDERLYING SECURITIES ADMINISTRATOR, THAT THE PURCHASE OF THIS CERTIFICATE ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE

     CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

     THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

     Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

     (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as it may require to save it harmless, and (iii) the Grantor Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar has not received notice that such Certificate has been acquired by a third Person, the Securities Administrator shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Certificate Registrar and shall be of no further effect and evidence no rights.

     (b) Upon the issuance of any new Certificate under this Section 4.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section
4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Grantor Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Grantor Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever. Neither the Depositor, the Grantor Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar nor any agent of the Depositor, the Grantor Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

     Section 4.05 ERISA RESTRICTIONS.

     (a) Subject to the provisions of subsection (b), no Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and Section 4975 of the Code, unless the proposed transferee provides the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar with an Opinion of Counsel addressed to the Grantor Trustee, the Master Servicer, the Paying Agent, the Securities Administrator, the Certificate Registrar and the Underlying Securities Administrator (and upon which they may rely) which is satisfactory to the Grantor Trustee, the Master Servicer, the Underlying Securities Administrator, the Paying Agent, the Securities Administrator and the Certificate Registrar, which opinion will not be at the expense of the Grantor Trustee, the Master Servicer, the Paying Agent, the Securities Administrator, the Certificate Registrar or the Underlying Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Underlying Securities Administrator, the Underlying Trustee, the Paying Agent, the Certificate Registrar, the Securities Administrator or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement.

     (b) Any Person acquiring an interest in a Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar that either: (i) it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (ii) the transfer and/or holding of an interest in such Certificate to that Person and the subsequent servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption ("PTE"), including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not subject the Depositor, the Master Servicer, the Underlying Securities Administrator, the Underlying Trustee, the Paying Agent, the Certificate Registrar, the Securities Administrator or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement. None of the Grantor Trustee, the Certificate Registrar, the Securities Administrator or the Paying Agent will be required to monitor, determine or inquire as to compliance with the foregoing transfer restrictions and none of such Persons shall have any liability for the transfer of any Book-Entry Certificates made in violation of the transfer restrictions set forth herein.

     Section 4.06 APPOINTMENT OF CERTIFICATE REGISTRAR THE SECURITIES ADMINISTRATOR AND PAYING AGENT.

     Wells Fargo Bank, National Association shall act as the initial Certificate Registrar, the initial Securities Administrator and the initial Paying Agent. Each of the Certificate Registrar and the Paying Agent may resign or be removed, and a successor Certificate Registrar, successor Securities Administrator or successor Paying Agent, as applicable, may be appointed, as set forth in Article VII.

                                   ARTICLE V

                         Payments to Certificateholders

     Section 5.01 DISTRIBUTIONS ON THE CERTIFICATES.

     (a) Interest and principal on each Class of Certificates will be distributed monthly on each Distribution Date, commencing in May 2007, in an aggregate amount equal to the aggregate Available Funds for such Class and Distribution Date. On each Distribution Date, the Available Funds shall be distributed as follows:

          (i) FIRST, from Available Funds with respect to each related Class of Certificates, to the Swap Counterparty, the related Swap Counterparty Payment (if any) and any related Swap Termination Payments in each case with respect to the related Swap Agreement and such Distribution Date;

          (ii) SECOND, from the remaining related Available Funds, to the related Class of Certificates, the Interest Distribution Amount for each such Class and Distribution Date;

          (iii) THIRD, from the remaining related Available Funds, to the related Class of Certificates, the related Interest Distribution Amount, if any, owed to each such Class pursuant to clause SECOND above, and remaining undistributed from previous Distribution Dates;

          (iv) FOURTH, from the remaining related Available Funds, to the related Class of Certificates, any principal distributions received from the related Underlying Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of such Class has been reduced to zero; and

          (v) FIFTH, from the remaining related Available Funds, to the Swap Counterparty, any related Additional Swap Counterparty Payments.

     (b) No Interest Distribution Amount will be payable with respect to the Certificates after the Distribution Date on which the Certificate Principal Balance of the Certificates has been reduced to zero.

     Section 5.02 ALLOCATION OF LOSSES.

         (a) On or prior to each Determination Date, the Paying Agent, based solely upon information provided to it and calculations with respect thereto conducted by the Underlying Securities Administrator pursuant to Section
6.04 of the Underlying Pooling and Servicing Agreement, shall determine the amount of any Underlying Realized Losses on the Mortgage Loans to be allocated to each Class of Underlying Certificates (and, correspondingly, to the related Class of Certificates).

         (b) With respect to any Certificates on any Distribution Date, the principal portion of each Underlying Realized Loss allocated to a Class of Underlying Certificates (and, correspondingly, to the related Class of Certificates) shall be allocated to each related Class of Certificates until the respective Certificate Principal Balance thereof has been reduced to zero.

     Section 5.03 PAYMENTS.

     (a) On each Distribution Date, other than the final Distribution Date, the Paying Agent shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to the Certificates, based solely on information provided to the Paying Agent and calculations with respect thereto conducted by the Underlying Securities Administrator and the Swap Counterparty. The Paying Agent shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

     (b) Payment of the above amounts to each Certificateholder shall be made
(i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Paying Agent, on or before the fifth Business Day preceding the related Record Date, of written instructions from a Certificateholder, by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of the Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final payment.

     Section 5.04 STATEMENTS TO CERTIFICATEHOLDERS.

     (a) Concurrently with each distribution to Certificateholders, the Securities Administrator shall make available via the Securities Administrator's internet website as set forth below, all of the information contained in the Underlying Certificates Remittance Report and the following:

          (i) the respective Pass-Through Rates on each of the Underlying Certificates and the Certificates;

          (ii) the respective amounts of any interest distributions made to each of the Underlying Certificates and the Certificates;

          (iii) the respective amounts of any principal distributions made to each of the Underlying Certificates and the Certificates;

          (iv) the amount of any payments of Basis Risk Shortfall Carry Forward Amounts made by the Basis Risk Reserve Fund to the Underlying Certificates;

          (v) the amount of any Underlying Realized Loss allocated to the Underlying Certificates;

          (vi) the amount of any related Swap Grantor Trust Payments made to the Swap Counterparty by the Trust; and

          (vii) the amount of any related Swap Counterparty Payments made to the Trust by the Swap Counterparty.

     The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders via the Securities Administrator's website initially located at www.ctslink.com. Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (866) 846-4526. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate written notification to all parties regarding any such change.

     (b) By March 30 of each year beginning in 2008, the Securities Administratorwill furnish such report to the Swap Counterparty and each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii), (a)(iii) and
(a)(iv) above with respect to the Certificates, and at the request of the Holders, any other amounts which would enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator to the Swap Counterparty and such Holders pursuant to the requirements of the Code.

                                   ARTICLE VI

                                 Indemnification

     Section 6.01 INDEMNIFICATION OF THE GRANTOR TRUSTEE, THE SECURITIES ADMINISTRATOR, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR. The Trust shall indemnify the Indemnified Persons for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, the Swap Agreements and the Certificates, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to such Indemnified Person's failure to perform such Indemnified Person's duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Indemnified Person's willful misfeasance, bad faith or negligence in the performance or non-performance of duties hereunder or by reason of such Indemnified Person's reckless disregard of obligations and duties hereunder. Any amounts payable to an Indemnified Person as set forth herein shall be paid by the Paying Agent to such Indemnified Person from the Distribution Account. This indemnity shall survive the resignation or removal of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, and the termination of this Agreement.

                                  ARTICLE VII

 Concerning the Grantor Trustee, the Paying Agent, the Securities Administrator
                       and the Certificate Registrar

     Section 7.01 DUTIES OF THE GRANTOR TRUSTEE, THE PAYING AGENT, THE SECURITIES ADMINISTRATOR AND THE CERTIFICATE REGISTRAR.

     (a) Each of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of such Person.

     (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, pursuant to any provision of this Agreement, the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that none of the Paying Agent, the Certificate Registrar, the Securities Administrator or the Grantor Trustee shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

     (c) On each Distribution Date, the Paying Agent shall make monthly distributions and the final distribution to the Certificateholders from related Available Funds in the Distribution Account as provided in Section 5.01 herein based on a report prepared by the Underlying Securities Administrator with respect to such distributions.

     (d) No provision of this Agreement shall be construed to relieve the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The duties and obligations of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, shall be determined solely by the express provisions of this Agreement, none of the Paying Agent, the Certificate Registrar, the Securities Administrator or the Grantor Trustee shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, and, in the absence of bad faith on the part of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, and conforming to the requirements of this Agreement;

          (ii) None of the Paying Agent, the Certificate Registrar, the Securities Administrator or the Grantor Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Grantor Trustee, the Paying

     Agent, the Securities Administrator or the Certificate Registrar, as the case may be, unless it shall be proved that the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, was negligent in ascertaining the pertinent facts;

          (iii) None of the Paying Agent, the Certificate Registrar, the Securities Administrator or the Grantor Trustee shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, or exercising any trust or other power conferred upon the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, under this Agreement;

          (iv) The Paying Agent shall not in any way be liable by reason of any insufficiency in the Distribution Account unless it is determined by a court of competent jurisdiction that the Paying Agent's negligence, negligent failure to act or willful misconduct was the primary cause of such insufficiency (except to the extent that the Paying Agent is obligor and has defaulted thereon); and

          (v) Anything in this Agreement to the contrary notwithstanding, in no event shall the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar has been advised of the likelihood of such loss or damage and regardless of the form of action.

     None of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) All funds received by the Paying Agent and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited by the Paying Agent.

     (f) Except for those actions that the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar is required expressly to take hereunder, none of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

     (g) Each of the parties hereby acknowledges and agrees to facilitate compliance with the provisions of Regulation AB, as set forth in Section 3.19 of the Underlying Pooling and Servicing Agreement.

     Section 7.02 CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE, THE PAYING AGENT, THE SECURITIES ADMINISTRATOR AND THE CERTIFICATE REGISTRAR. Except as otherwise provided in Section 7.01:

          (i) The Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of the Depositor, the Master Servicer, the Underlying Securities Administrator or the Underlying Trustee, any certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

          (iii) None of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, and shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (iv) None of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) None of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, reasonably assured to the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, by the security afforded to it by the terms of this Agreement. The Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid pro rata by the Certificateholders requesting the investigation;

          (vi) The Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, may (to the extent it is authorized hereunder to so execute or perform) execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through its Affiliates, agents or attorneys. The Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, shall not be liable or responsible for the misconduct or negligence of any agent or attorney of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, appointed hereunder by the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, with due care;

          (vii) Should the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, deem the nature of any action required on its part, other than a payment or transfer under Section 3.02 or Section 5.01, to be unclear, the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, may require prior to such action that it be provided by the Depositor with reasonable further instructions;

          (viii) The right of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, shall not be accountable for other than its negligence, bad faith, negligent failure to act or willful misconduct in the performance of any such act; and

          (ix) None of the Certificate Registrar, the Paying Agent and the Grantor Trustee shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 7.07.

     Section 7.03 GRANTOR TRUSTEE, PAYING AGENT, SECURITIES ADMINISTRATOR AND CERTIFICATE REGISTRAR NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator, and the countersignature of the Certificate Registrar, on the Certificates) shall be taken as the statements of the Depositor, and none of the Paying Agent, the Certificate Registrar, the Securities Administrator and the Grantor Trustee shall have any responsibility for their correctness. None of the Certificate Registrar, the Paying Agent, the Securities Administrator and the Grantor Trustee makes any representation as to the validity or sufficiency of the Certificates (other than the signature of the Securities Administrator, and the countersignature of the Certificate Registrar, on the Certificates). The Securities Administrator's signature on the Certificates shall be solely in its capacity as Securities Administrator, and shall not constitute the Certificates an obligation of the Securities Administrator in any other capacity. The Certificate Registrar's countersignature on the Certificates shall be solely in its capacity as Certificate Registrar, and shall not constitute the Certificates an obligation of the Certificate Registrar in any other capacity. None of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Underlying Certificates. None of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar shall be responsible for the legality, sufficiency or validity of this Agreement, the Swap Agreements or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance by any Person other than it, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. None of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. None of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

     Section 7.04 GRANTOR TRUSTEE, PAYING AGENT, THE SECURITIES ADMINISTRATOR AND CERTIFICATE REGISTRAR MAY OWN CERTIFICATES. Each of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar, respectively, in its individual capacity or in any capacity other than as Grantor Trustee, Paying Agent, the Securities Administrator and Certificate Registrar, respectively, hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not Grantor Trustee, Paying Agent, the Securities Administrator and Certificate Registrar, respectively, and may otherwise deal with the parties hereto.

     Section 7.05 EXPENSES. The Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, and any director, officer, employee or agent of such party, will be entitled to recover from the Distribution Account pursuant to Section 3.02(b) all reasonable out- of-pocket expenses, disbursements and advances of such party in connection with any event of default or breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by such party in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence, negligent failure to act, or intentional misconduct or which is the responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Distribution Account are insufficient therefor, such party shall recover such expenses, disbursements and advances from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

     Section 7.06 ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE, PAYING AGENT, THE SECURITIES ADMINISTRATOR AND CERTIFICATE REGISTRAR. The Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar, and any successor Grantor Trustee, successor Paying Agent, the Securities Administrator and successor Certificate Registrar, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Grantor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Grantor Trustee, successor Paying Agent, the Securities Administrator or successor Certificate Registrar other than pursuant to Section 7.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar shall cease to be eligible in accordance with the provisions of this Section 7.06, the Grantor Trustee, the Paying Agent, the

Securities Administrator or the Certificate Registrar shall resign immediately in the manner and with the effect specified in Section 7.08.

     Section 7.07 INSURANCE. Each of the Grantor Trustee, the Certificate Registrar, the Securities Administrator and the Paying Agent, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Grantor Trustee, the Certificate Registrar, the Securities Administrator or the Paying Agent as to such party's compliance with this Section 7.07 shall be furnished to any Certificateholder upon reasonable written request.

     Section 7.08 RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE, THE PAYING AGENT. THE SECURITIES ADMINISTRATOR OR THE CERTIFICATE REGISTRAR.

     (a) Subject to the terms of this Agreement, any of the Grantor Trustee, the Certificate Registrar, the Securities Administrator or the Paying Agent may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee, Paying Agent, the Securities Administrator or Certificate Registrar, as the case may be, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Grantor Trustee, Paying Agent, the Securities Administrator or Certificate Registrar, as the case may be and the successor Grantor Trustee, Paying Agent, the Securities Administrator or Certificate Registrar, as the case may be. If no successor Grantor Trustee, Paying Agent, the Securities Administrator or Certificate Registrar, as the case may be, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trustee, Paying Agent, the Securities Administrator or Certificate Registrar, as the case may be, may assign its duties and obligations hereunder to a Person who satisfies the requirements of Section 7.06 or may petition any court of competent jurisdiction for the appointment of a successor Grantor Trustee, Paying Agent, the Securities Administrator or Certificate Registrar, as the case may be. None of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar may resign hereunder unless it shall also resign as Underlying Trustee, Underlying Paying Agent and Underlying Securities Administrator, or Underlying Certificate Registrar, respectively, under the Underlying Pooling and Servicing Agreement.

     (b) If at any time the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, shall cease to be eligible in accordance with the provisions of Section 7.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, and appoint a successor Grantor Trustee, successor Paying Agent, the Securities Administrator or successor Certificate Registrar, as the case may be, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, as the case may be, so removed and one copy of which instrument shall be delivered to the successor Grantor Trustee, successor Paying Agent, the Securities Administrator or successor Certificate Registrar, as the case may be, so appointed.

     (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund may at any time remove any of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar and appoint a successor Grantor Trustee, successor Paying Agent, the Securities Administrator or successor Certificate Registrar, as the case may be, by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor and such party so removed and one copy of which instrument shall be delivered to the successor so appointed.

     (d) No resignation or removal of any of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar and appointment of a successor Grantor Trustee, successor Paying Agent, the Securities Administrator or successor Certificate Registrar, as the case may be, pursuant to any of the provisions of this Section 7.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Grantor Trustee, successor Paying Agent, the Securities Administrator or successor Certificate Registrar, as the case may be, as provided in Section 7.09.

     Section 7.09 SUCCESSOR GRANTOR TRUSTEE, SUCCESSOR PAYING AGENT, THE SUCCESSOR SECURITIES ADMINISTRATOR AND SUCCESSOR CERTIFICATE REGISTRAR.

     (a) Any successor Grantor Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar appointed as provided in Section 7.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Grantor Trustee, predecessor Paying Agent, predecessor Securities Administrator or predecessor Certificate Registrar, as the case may be, an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Grantor Trustee, predecessor Paying Agent, predecessor Securities Administrator or predecessor Certificate Registrar, as the case may be, shall then become effective and such successor Grantor Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Grantor Trustee, Paying Agent, Securities Administrator or Certificate Registrar (as the case may be) herein. The predecessor Grantor Trustee, predecessor Paying Agent, predecessor Securities Administrator or predecessor Certificate Registrar, as the case may be, shall, after its receipt of payment of its outstanding fees and expenses, promptly deliver to the successor Grantor Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar, as the case may be, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Grantor Trustee, predecessor Paying Agent, predecessor Securities Administrator or predecessor Certificate Registrar, as the case may be, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Grantor Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar, as the case may be, all such rights, powers, duties and obligations.

         (b) No successor Grantor Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor Grantor Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar shall be eligible under the provisions of Section 7.06.

     (c) Upon acceptance of appointment by a successor Grantor Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar as provided in this Section 7.09, the successor Grantor Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar (as the case may be) shall mail notice of the succession of such Grantor

Trustee, successor Paying Agent, successor Securities Administrator or successor Certificate Registrar hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.

     Section 7.10 MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE, PAYING AGENT, THE SECURITIES ADMINISTRATOR OR CERTIFICATE REGISTRAR. Any state bank or trust company or national banking association into which the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar (as the case may be) shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate business of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, respectively, shall be the successor of the Grantor Trustee, the Paying Agent, the Securities Administrator or the Certificate Registrar, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 7.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 7.11 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR TRUSTEE.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Grantor Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trustee and the Depositor to act as co-grantor trustee or co-grantor trustees, jointly with the Grantor Trustee, or separate grantor trustee or separate grantor trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 7.11, such powers, duties, obligations, rights and trusts as the Depositor and the Grantor Trustee may consider necessary or desirable.

     (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Grantor Trustee shall have the power to make such appointment without any action by or consent of the Depositor.

     (c) No co-grantor trustee or separate grantor trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under
Section 7.06 hereunder and no notice to Certificateholders of the appointment of co-grantor trustee(s) or separate grantor trustee(s) shall be required under
Section 7.08 hereof.

     (d) In the case of any appointment of a co-grantor trustee or separate grantor trustee pursuant to this Section 7.11, all rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee and required to be conferred on such co-grantor trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee and such separate grantor trustee or co-grantor trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate grantor trustee or co-grantor trustee at the direction of the Grantor Trustee.

     (e) Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate grantor trustees and co-grantor trustees, as effectively as if given to each of them. Every instrument appointing any separate grantor trustee or co-grantor trustee shall refer to this Agreement and the conditions of this Article VII. Each separate grantor trustee and co-grantor trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee.

     (f) To the extent not prohibited by law, any separate grantor trustee or co-grantor trustee may, at any time, request the Grantor Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate grantor trustee or co-grantor trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

     (g) No grantor trustee under this Agreement shall be personally liable by reason of any act or omission of another grantor trustee under this Agreement. The Depositor and the Grantor Trustee acting jointly may at any time accept the resignation of or remove any separate grantor trustee or co-grantor trustee.

     Section 7.12 FEDERAL INFORMATION RETURNS AND REPORTS TO CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.

     (a) The Underlying Securities Administrator, pursuant to Section 9.12(g) of the Underlying Pooling and Servicing Agreement, shall perform its obligations relating to the Trust in a manner so as to maintain the status of the Trust Fund as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any federal, state or local income or other tax on the Trust Fund.

     (b) The Underlying Securities Administrator shall furnish or cause to be furnished to holders of the Certificates, and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of the Trust Fund at the time or times and in the manner required by the Code, including furnishing the Grantor Trustee with such other customary factual information to enable Certificateholders to prepare their tax returns, including information required with respect to computing the accrual of original issue and market discount.

     (c) Notwithstanding any other provisions of this Agreement, the Underlying Securities Administrator shall comply with all federal withholding requirements with respect to payments to Certificateholders. The consent of Certificateholders shall not be required for any such withholding. In the event the Grantor Trustee or Paying Agent, as applicable, based solely on instructions from such Certificateholder or other Person, withholds any amount from any Certificateholder pursuant to federal withholdings requirements, the Grantor Trustee or Paying Agent, as applicable, shall indicate to such Certificateholder the amount so withheld.

     (d) The Underlying Securities Administrator agrees to indemnify the Trust Fund, the Grantor Trustee, the Paying Agent, the Certificate Registrar and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Grantor

Trustee, the Paying Agent, the Certificate Registrar or the Depositor as a result of a breach of the Underlying Securities Administrator's obligations set forth in this Section 7.12.

     (e) The Trust is a WHFIT that is a NMWHFIT. The Securities Administrator will report as required under the WHFIT Regulations to the extent such information as is reasonably requested by the Securities Administrator to do so is provided to the Securities Administrator on a timely basis. The Securities Administrator is hereby directed to assume that DTC is the only "middleman" (as such term is defined in the WHFIT Regulations) unless the Depositor provides the Securities Administrator with the identities of other "middlemen" that are Certificateholders. The Securities Administrator will not be liable for any tax reporting penalties that may arise under the WHFIT Regulations as a result of the Depositor incorrectly determining the status of the grantor trust as a WHFIT.

     (f) The Securities Administrator, in its discretion, will report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Securities Administrator will be under no obligation to determine whether any Certificateholder uses the cash or accrual method. The Securities Administrator will make available WHFIT information to Certificateholders annually. In addition, The Securities Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any Certificateholder, unless requested by the certificate holder.

     (g) The Securities Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Securities Administrator upon its request of same, (ii) the failure of complete, accurate and timely information to be provided to the Securities Administrator after its reasonable request of same, or (iii) the inability of the Securities Administrator, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2007 calendar year. Each owner of a class of securities representing, in whole or in part, beneficial ownership of an interest in a WHFIT, by acceptance of its interest in such class of securities, will be deemed to have agreed to provide the Securities Administrator with information regarding any sale of such securities, including the price, amount of proceeds and date of sale. Absent receipt of such information, and unless informed otherwise by the Depositor, the Securities Administrator will assume there is no secondary market trading of WHFIT interests.

     (h) To the extent required by the WHFIT Regulations, the Securities Administrator will use reasonable efforts to publish on an appropriate website the CUSIPs for the certificates that represent ownership of a WHFIT. The CUSIPs so published will represent the Rule 144A CUSIPs. The Securities Administrator will not publish any associated Reg S CUSIPs. The Securities Administrator will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received. Absent the receipt of a CUSIP, the Securities Administrator will use a reasonable identifier number in lieu of a CUSIP. The Securities Administrator will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

     (i) The Securities Administrator shall have no obligation to monitor whether a grantor trust has become a WHFIT following the Closing Date, and shall report under the WHFIT Regulations only to the extent it receives written notice of the same.

     (j) The Securities Administrator shall be entitled to additional reasonable compensation for changes in reporting required in respect of the WHFIT Regulations that arise as a result of a change in the WHFIT Regulations or a change in interpretation of the WHFIT Regulations by the IRS or the Depositor or its counsel, if such change requires, in the Securities Administrator's sole discretion, a material increase in the Securities Administrator's reporting obligations in respect of the Trust.

                                  ARTICLE VIII

                                   Termination

     Section 8.01 TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS.

     (a) The respective obligations and responsibilities of the Depositor, the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar created hereby, other than the obligation of the Paying Agent to make payments to Certificateholders as hereinafter set forth, shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation of the Underlying Certificates, or any advance with respect thereto.

     (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

     (c) The Securities Administrator shall give notice of any termination of the Trust to the Certificateholders, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Certificate Registrar for payment by the Paying Agent of the final distribution and cancellation with respect thereto. Such notice shall be given by letter, mailed not later than the 20th day of the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made by the Paying Agent only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified.

     (d) Upon the presentation and surrender of the Certificates, the Paying Agent shall distribute to the remaining Certificateholders, in accordance with their respective interests and based solely upon information provided to it by the Underlying Securities Administrator and calculations conducted by the Underlying Securities Administrator with respect thereto, all Available Funds remaining in the Distribution Account.

     (e) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, then the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If, within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, then the Securities Administrator may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

                                   ARTICLE IX

                            Miscellaneous Provisions

     Section 9.01 INTENT OF PARTIES. The parties intend that the Trust Fund shall be treated as a grantor trust for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

     Section 9.02 ACTION UNDER UNDERLYING DOCUMENTS. In the event that there are any matters arising under the Underlying Pooling and Servicing Agreement related to an Underlying Certificate which require the vote or direction of holders of the Underlying Certificates thereunder, the Grantor Trustee, as holder of the Underlying Certificates will vote such Underlying Certificate in accordance with the written instructions received from holders of Certificates evidencing more than 50% of the Fractional Undivided Interest (and to the extent such vote may materially and adversely affect the rights of Swap Counterparty hereunder, with the consent of the Swap Counterparty). In the absence of any such instructions, the Grantor Trustee will not vote such Underlying Certificates.

     Upon written request, the Certificate Registrar as agent for the Grantor Trustee will forward to the Certificateholders copies of any communications received regarding matters arising that require action by holders of the Underlying Certificates.

     Section 9.03 AMENDMENT.

     (a) This Agreement may be amended from time to time by the Depositor, the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar without the consent of the Swap Counterparty (other than with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty hereunder, which amendment shall require the consent of the Swap Counterparty) and without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iii) to conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement (as each such term is defined in the Underlying Pooling and Servicing Agreement), (iv) to comply with any changes in the Code (v) revise or correct any provisions to reflect the obligations of the parties to this Agreement as they relate to Regulation AB, or (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that, with regard to clauses (iv) and (vi) of this Section 9.03(a), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement may also be amended from time to time by the Depositor, the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (and with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty hereunder, with the consent of the Swap Counterparty), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or

(iii) result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, as evidenced by an Opinion of Counsel which shall be provided to the Grantor Trustee other than at the Grantor Trustee's or Securities Administrator's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 9.03(b), Certificates registered in the name of or held for the benefit of the Depositor, the Grantor Trustee, the Paying Agent, the Certificate Registrar or any Affiliate thereof or nominee thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

     (c) Promptly after the execution of any such amendment, the Certificate Registrar, acting as agent on behalf of the Grantor Trustee, shall furnish a copy of such amendment or written notification of the substance of such amendment to the Swap Counterparty and each Certificateholder, with a copy to the Rating Agencies.

     (d) In the case of an amendment under Section 9.03(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the parties hereto shall be entitled to receive and rely upon an Opinion of Counsel (other than at the Grantor Trustee's expense) stating that the execution of such amendment is authorized or permitted by this Agreement. The parties hereto may, but shall not be obligated to, enter into any such amendment which affects such parties' respective rights, duties or immunities under this Agreement.

     Section 9.04 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust and upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

     Section 9.05 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

     (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Grantor Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund shall have made written request upon the Grantor Trustee to institute such action, suit or proceeding in its own name as Grantor Trustee hereunder and shall have offered to the Grantor Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Grantor Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

     (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 9.05, each and every Certificateholder and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 9.06 ACTS OF CERTIFICATEHOLDERS.

     (a)Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Grantor Trustee and/or, where it is expressly required by this Agreement, to the Depositor and/or the Paying Agent. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Paying Agent, the Grantor Trustee, the Certificate Registrar and the Depositor, if made in the manner provided in this Section 9.06.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Grantor Trustee deems sufficient.

     (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with
Section 4.04) shall be proved by the Certificate Register, and neither the Grantor Trustee, the Paying Agent, the Securities Administrator, the Certificate Registrar, the Depositor nor any successor to any such parties shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Grantor Trustee, the Depositor, the Paying Agent, the Securities Administrator, the Certificate Registrar or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

     (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Grantor Trustee, the Paying Agent, the Securities Administrator, the Certificate Registrar, the Depositor or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 9.03(b) and except that, in determining whether the Grantor Trustee, the Paying Agent, the Securities Administrator, the Certificate Registrar and the Depositor and any Affiliate thereof shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which such party knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Grantor Trustee, the Paying Agent, the Securities Administrator, the Certificate Registrar, the Depositor or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Paying Agent the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Grantor Trustee, the Paying Agent, the Securities Administrator, the Certificate Registrar or the Depositor, as the case may be.

     Section 9.07 GOVERNING LAW.

     THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.08 NOTICES.

     All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number:
(212) 272-7206, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Grantor Trustee, 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Structured Finance Agency & Trust, SAMI 2007-AR3, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Paying Agent, the Securities Administrator or Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004, and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance; or (v) in the case of the Swap Counterparty, 383 Madison Avenue, 7th Floor, New York, New York 10179, Attention: Head of Interest Rate Derivatives. Any notice delivered to the Depositor, the Certificate Registrar, the Paying Agent, the Securities Administrator or the Grantor Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

     Section 9.09 THIRD PARTY RIGHTS. The Swap Counterparty shall be an express third-party beneficiary of this Agreement to the extent of its express rights to receive any payments under this

Agreement, and shall have the right to enforce its rights to receive any payments under this Agreement as if it were a party hereto.

     Section 9.10 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     Section 9.11 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     Section 9.12 ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 9.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

     Section 9.14 NOTICE TO RATING AGENCIES. The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Paying Agent shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

             (1)   Any material change or amendment to this Agreement;

             (2)   The resignation or termination of the Grantor
                   Trustee, the Paying Agent or the Certificate
                   Registrar under this Agreement;

             (3)   The final payment to Certificateholders; and

             (4)   Any change in the location of the Distribution
                   Account.

     Section 9.15 ENFORCEMENT OF RIGHTS. The Grantor Trustee shall take such action as may be necessary to enforce the rights of the Trust pursuant to the Swap Agreements and, to the extent any Swap Agreement is terminated prior to the Termination Date set forth therein, shall enter into any replacement swap agreement as directed by the Depositor.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Depositor, the Certificate Registrar, the Paying Agent and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                  STRUCTURED ASSET MORTGAGE
                                  INVESTMENTS II INC., as Depositor

                                  By: /s/ Baron Silverstein
                                      -----------------------------------------
                                      Name: Baron Silverstein
                                      Title:   Vice President

                                  CITIBANK, N.A.,
                                  not in its individual capacity but solely as Grantor Trustee

                                  By: /s/ Louis Piscitelli
                                      -----------------------------------------
                                      Authorized Signatory

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  as Paying Agent, Certificate Registrar and
                                  Securities Administrator

                                  By: /s/ Stacey Taylor
                                      -----------------------------------------
                                      Name: Stacey Taylor
                                      Title:   Vice President

STATE OF NEW YORK    )
                     )       ss.:
COUNTY OF NEW YORK   )

     On the 30th day of April, 2007, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Ravind Karmsingh
                                      -----------------------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF NEW YORK    )
                     )       ss.:
COUNTY OF NEW YORK   )

     On the 30th day of April, 2007, before me, a notary public in and for said State, personally appeared Louis Piscitelli, known to me to be an Vice President of Citibank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  Sharka Waldof
                                      -----------------------------------------
                                                   Notary Public


[Notarial Seal]

STATE OF MARYLAND    )
                     )       ss.:
COUNTY OF HOWARD     )

     On the 30th day of April, 2007, before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/ Darron Woodus
                                      -----------------------------------------
                                                   Notary Public

[Notarial Seal]

                                    EXHIBIT A

                        FORM OF CLASS I-A-4B CERTIFICATE

     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE GRANTOR TRUSTEE OR THE PAYING AGENT NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR, THAT THE PURCHASE OF THIS CERTIFICATE ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

     THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __                    Adjustable Pass-Through Rate
Grantor Trust Class I-A-4B
Date of Grantor Trust Agreement:      Aggregate Initial Certificate Principal
April 30, 2007
                                      Balance of this Class of Certificates as of the Cut-off Date: $[_________]


Cut-off Date: April 1, 2007

First Distribution Date:              Initial  Certificate Principal Balance of
May 25, 2007                          this  Certificate  as of the  Cut-off
                                      Date: $[_________]

Assumed Final Distribution Date:      CUSIP: [_________]
April, 2007


         STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2007-AR3
                        MORTGAGE PASS-THROUGH CERTIFICATE

                                 SERIES 2007-AR3

              evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class I-A-4B Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the "Depositor"), the Paying Agent, the Certificate Registrar or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Paying Agent, the Certificate Registrar, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Master Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") consisting primarily of the Class I-A-4B Certificates (the "Underlying Certificates") sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of April 30, 2007 (the "Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as paying agent (in such capacity, the Paying Agent"), certificate registrar (in such capacity, the "Certificate Registrar") and securities administrator (in such capacity, the "Securities Administrator") and Citibank, N.A., as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during the applicable Interest Accrual Period set forth in this Agreement on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

     Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Certificate Registrar for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that none of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar with respect thereto.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor, the Paying Agent and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to each Class of Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

     Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: April 30, 2007

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Securities Administrator

                                 By:
                                    -----------------------------------------
                                    Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Certificate Registrar

                                 By:
                                    -----------------------------------------
                                    Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:                   -----------------------------------------
                                 Signature by or on behalf of assignor


                                 -----------------------------------------
                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of
_______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to _________________________________________________________.
This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                        FORM OF CLASS II-A-3B CERTIFICATE

     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE GRANTOR TRUSTEE OR THE PAYING AGENT NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR, THAT THE PURCHASE OF THIS CERTIFICATE ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

     THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __                    Adjustable Pass-Through Rate
Grantor Trust Class II-A-3B
Date of Grantor Trust Agreement:      Aggregate Initial Certificate Principal
April 30, 2007
                                      Balance of this Class of Certificates as of the Cut-off Date: $[_________]


Cut-off Date: April 1, 2007

First Distribution Date:              Initial  Certificate Principal Balance of
May 25, 2007                          this  Certificate  as of the  Cut-off
                                      Date: $[_________]

Assumed Final Distribution Date:      CUSIP: [_________]
April, 2007


         STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2007-AR3
                        MORTGAGE PASS-THROUGH CERTIFICATE

                                 SERIES 2007-AR3

              evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class II-A-3B Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.


     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the "Depositor"), the Paying Agent, the Certificate Registrar or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Paying Agent, the Certificate Registrar, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Master Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") consisting primarily of the Class II-A-3B Certificates (the "Underlying Certificates") sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of April 30, 2007 (the "Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as paying agent (in such capacity, the Paying Agent"), certificate registrar (in such capacity, the "Certificate Registrar") and securities administrator (in such capacity, the "Securities Administrator") and Citibank, N.A., as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during the applicable Interest Accrual Period set forth in the Agreement on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

     Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Certificate Registrar for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that none of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee, the Paying Agent, the Securities Administrator and the Certificate Registrar with respect thereto.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee, the Paying Agent and the Certificate Registrar with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor, the Paying Agent and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to each Class of Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

     Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.


Dated: April 30, 2007

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Securities Administrator

                                 By:
                                    -----------------------------------------
                                    Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Certificate Registrar

                                 By:
                                    -----------------------------------------
                                    Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


        Dated:                   -----------------------------------------
                                 Signature by or on behalf of assignor


                                 -----------------------------------------
                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of
_______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to _________________________________________________________.
This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                                    EXHIBIT B

                        Copies of Underlying Certificates

                             [provided upon request]

                                    EXHIBIT C

                                 Swap Agreements

                             [provided upon request]

                                    EXHIBIT D

                   Underlying Pooling and Servicing Agreement

                         See Tab 5 of the Closing Binder

(Multicurrency - Cross Border)



                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                           dated as of April 30, 2007




BEAR STEARNS FINANCIAL PRODUCTS INC.   and   CITIBANK, N.A. NOT INDIVIDUALLY,
                                             BUT SOLELY AS TRUSTEE WITH RESPECT
                                             TO STRUCTURED ASSET MORTGAGE
                                             INVESTMENTS II TRUST 2007-AR3

have entered and/or anticipate entering into one of more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.       Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is


       Copyright (C) 1992 by International Swap Dealers Association, Inc.

         continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable: --

         (i)     in the same currency; and

         (ii)    in respect of the same Transaction,

by each party to the other. then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

                 (1) promptly notify the other party ("Y") of such requirement;

                 (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                 (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                 (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes. whether assessed against X or Y) will equal ft full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

                         (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                         (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.


                                                                    ISDA(R) 1992

         (ii)    Liability. If: --

                 (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                 (2)     X does not so deduct or withhold; and

                 (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a)      Basic Representations.

         (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

         (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                    ISDA(R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule of any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply With Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


                                                                    ISDA(R) 1992
organised, managed and controlled. or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       Events or Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

         (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)   Credit Support Default.

                 (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                 (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                 (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


                                                                    ISDA(R) 1992
         described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specific Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

                 (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
                 (8) causes or is subject to any event with respect to it which. under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: -

                 (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                 (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


                                                                    ISDA(R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

         (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date. it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

                 (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                 (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); of

         (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying. the occurrence of such event (and, in such event. the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.


                                                                    ISDA(R) 1992

6.       Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)    Right to Terminate. If:--

                 (1)     a transfer under Section 6(b)(ii) or an agreement under
                 Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                 (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


                                                                    ISDA(R) 1992
         continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i)     If notice designating an Early Termination Date is given under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

         (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments On Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i) Events of Default. If the Early Termination Date results from an Event of Default:--

                 (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of
                 (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                 (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                 (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the


                                                                    ISDA(R) 1992

                 Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                 (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

         (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

                 (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                 (2)     Two Affected Parties. If there are two Affected
                 Parties:--

                         (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                         (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                 If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

         (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

         (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.


                                                                    ISDA(R) 1992

7.       Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.


                                                                    ISDA(R) 1992

9.       Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      Counterparts and Confirmations.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document


                                                                    ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to all

13.      Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any


                                                                    ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      Definitions

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.


                                                                    ISDA(R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different. in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(c)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have


                                                                    ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values, If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of.-

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit


                                                                    ISDA(R) 1992

Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction. for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.


                                                                    ISDA(R) 1992

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.




BEAR STEARNS FINANCIAL PRODUCTS INC.    CITIBANK, N.A. NOT INDIVIDUALLY, BUT
         (Name of Party)                SOLELY AS TRUSTEE WITH RESPECT TO
                                        STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                        TRUST 2007-AR3
                                                     (Name of Party)




     By: /s/ Annie Manevitz              By:  /s/ Louis Piscitelli
         -----------------------             -----------------------------------
         Name:  Annie Manevitz               Name:  Louis Piscitelli
         Title: Authorized Signatory         Title: Vice President


                                                                    ISDA(R) 1992

                                    SCHEDULE
                                     To The
                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.
                                MASTER AGREEMENT
                           dated as of April 30, 2007



between BEAR STEARNS FINANCIAL PRODUCTS INC., a corporation organized under the laws of Delaware ("Bear Stearns"), and CITIBANK, N.A. NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3 a common law trust organized under the laws of New York.
("Counterparty").

Reference is hereby made to the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and securities administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement").


Part 1.  Termination Provisions.

For purposes of this Agreement:

(a) "Specified Entity" will not apply to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transactions" will not apply to Bear Stearns or Counterparty for any purpose.

(c) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Bear Stearns and will apply to Counterparty; provided that notwithstanding anything to the contrary in Section 5(a)(i) or Paragraph 7 of the Credit Support Annex, any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns.

(d) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Bear Stearns and will not apply to Counterparty.

(e)  The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to
     (x) Bear Stearns; provided that notwithstanding anything to the contrary in
     Section 5(a)(iii)(1), any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns and (y) Counterparty solely in respect of Counterparty's obligations under Paragraph 3(b) of the Credit Support Annex.


Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

2 of 27
(f) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Bear Stearns and will not apply to Counterparty.

(g) The "Default Under Specified Transaction" provisions of Section 5(a)(v) will not apply to Bear Stearns or Counterparty.

(h) The "Cross Default" provisions of Section 5(a)(vi) will apply to Bear Stearns and will not apply to Counterparty.

         "Specified Indebtedness" will have the meaning specified in Section 14.

         "Threshold Amount" means USD 100,000,000.

(i) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Bear Stearns and will apply to Counterparty except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Counterparty has not become subject to), (7) and (9) will not apply to Counterparty; provided that, with respect to Counterparty only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Bear Stearns)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5) or (6) as amended".

(j) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Bear Stearns and will apply to Counterparty; provided that Bear Stearns shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(k) The "Credit event upon merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns or Counterparty.

(l) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(m)  Payments on Early Termination. For the purpose of Section 6(e) of this
     Agreement:

         (1)     Market Quotation will apply; and

         (2)     the Second Method will apply;

         provided that if Bear Stearns is the Defaulting Party or the sole Affected Party, the following provisions will apply:

                 (A) Section 6(e) of this Agreement will be amended by inserting on the first line "or is effectively designated" after "If an Early Termination Date occurs";

                 (B) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                         "Market Quotation" means, with respect to one or more Terminated Transactions, and a party making the determination, an amount determined on the basis of Firm Offers from Reference Market-makers that are Eligible Replacements. Each Firm Offer will be (1) for an amount that would be paid to Counterparty (expressed as a negative number) or by Counterparty (expressed as a positive number) in consideration of an agreement between Counterparty and such Reference Market-maker to enter into a Replacement Transaction and (2) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions


Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

3 of 27
                         are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The party making the determination (or its agent) will request each Reference Market-maker to provide its Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the designation or occurrence of the relevant Early Termination Date. The day and time as of which those Firm Offers are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. The Market Quotation shall be the Firm Offer actually accepted by Counterparty no later than the Business Day preceding the Early Termination Date. If no Firm Offers are provided by the Business Day preceding the Early Termination Date, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Transactions cannot be determined.

                 (C) Counterparty shall use best efforts to accept a Firm Offer that would determine the Market Quotation. If more than one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall accept the Firm Offer (among such Firm Offers) which would require either (x) the lowest payment by the Counterparty to the Reference Market-maker, to the extent Counterparty would be required to make a payment to the Reference Market-maker or (y) the highest payment from the Reference Market-maker to Counterparty, to the extent the Reference Market-maker would be required to make a payment to the Counterparty. If only one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall accept such Firm Offer.

                 (D) Upon the written request by Counterparty to Bear Stearns, Bear Stearns shall obtain the Market Quotations on behalf of Counterparty.

                 (E) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

                         "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Counterparty shall pay to Bear Stearns an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Counterparty shall pay to Bear Stearns the Termination Currency Equivalent of the Unpaid Amounts owing to Bear Stearns and (III) Bear Stearns shall pay to Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to Counterparty; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Bear Stearns under the immediately preceding clause (III) shall not be netted-off against any amount payable by Counterparty under the immediately preceding clause (I)."

(n)  "Termination Currency" means United States Dollars.

(O)  Additional Termination Events. Additional Termination Events will apply:

         (i) If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(l)(ii) below) Bear Stearns has not, within ten (10) calendar days after such Swap Disclosure Event complied with any of the provisions set forth in Part 5 (l) below, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.


Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

4 of 27
         (ii) If, without the prior written consent of Bear Stearns where such consent is required under the Pooling and Servicing Agreement, an amendment or supplemental agreement is made to the Pooling and Servicing Agreement which amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns under this Agreement, an Additional Termination Event shall have occurred with respect to Counterparty, Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

         (iii)           (A)    If a S&P First Level Downgrade has occurred and
                                is continuing and Bear Stearns fails to take any action described under Part (5)(f)(i)(1), within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all
                                Transactions hereunder shall be Affected
                                Transaction.

                         (B) If a S&P Second Level Downgrade has occurred and is continuing and Bear Stearns fails to take any action described under Part (5)(f)(i)(2) within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

                         (C) If (A) a Moody's Second Level Downgrade has not occurred and been continuing for 30 or more Local Business Days and (B) Bear Stearns has failed to comply with or perform any obligation to be complied with or performed by Bear Stearns in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Bear Stearns and Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event.

                         (D) If (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) either (i) at least one Eligible Replacement has made a Firm Offer to be the transferee or (ii) at least one entity that satisfies the Moody's Approved Ratings Threshold has made a Firm Offer to provide an Eligible Guaranty in respect of all of Bear Stearns' present and future obligations under this Agreement, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

(p) Limitation On Events of Default. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Bear Stearns is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of this Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) Bear Stearns shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to Bear Stearns as the Affected Party, or Section 5(b)(iii) with respect to Bear Stearns as the Burdened Party.

Part 2.  Tax Matters.

(a)      Tax Representations.


Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

5 of 27
         (i) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of Bear Stearns and the Counterparty will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                 (1) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

                 (2) the satisfaction of the agreement contained in Sections 4(a)(i) and 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) and 4(a)(iii) of this Agreement; and

                 (3) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

         (ii) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of Bear Stearns and the Counterparty make the following representations.

         The following representation will apply to Bear Stearns:

                 Bear Stearns is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

         The following representation will apply to the Counterparty:

                                                            None

(b)      Tax Provisions.

         Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Bear Stearns shall be Indemnifiable Taxes (including any Tax imposed in respect of a Credit Support Document) unless (i) such Taxes are assessed directly against Counterparty and not by deduction or withholding by Bear Stearns or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14). In relation to payments by Counterparty, no Tax shall be an Indemnifiable Tax.


Part 3.  Agreement to Deliver Documents. For the purpose of Section 4(a) of this
         Agreement:

         (i)     Tax forms, documents, or certificates to be delivered are:



Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

6 of 27


     PARTY REQUIRED TO          FORM/DOCUMENT/                               DATE BY WHICH TO
     DELIVER DOCUMENT           CERTIFICATE                                  BE DELIVERED

     Bear Stearns               An Original Properly Completed and           (i) Upon Execution of This Agreement, (ii) On
                                Executed United States Internal              or Before the First Payment Date Under this
                                Revenue Service Form W-9 (or any             Agreement, including any Credit Support
                                successor thereto) with respect to           Document, (iii) promptly upon the reasonable
                                any payments received or to be               demand by Counterparty, (iv) prior to the
                                received by Bear Stearns, that               expiration or obsolescence of any previously
                                eliminates U.S. federal withholding          delivered form, and (v) promptly upon the
                                and backup withholding Tax on                information on any such previously delivered
                                payments to Bear Stearns under this          form becoming inaccurate or incorrect.
                                Agreement.

     Counterparty               An original properly completed and           (i) upon execution of this Agreement, (ii) on
                                executed United States Internal              or before the first payment date under this
                                Revenue Service Form W-9 (or any             Agreement, including any Credit Support
                                successor thereto) with respect to           Document, (iii) promptly upon the reasonable
                                any payments received or to be               demand by Bear Stearns, (iv) prior to the
                                received by Counterparty.                    expiration or obsolescence of any previously
                                                                             delivered form, and (v) promptly upon the
                                                                             information on any such previously delivered
                                                                             form becoming inaccurate or incorrect.

(ii) Other documents to be delivered are:

     PARTY REQUIRED TO          FORM/DOCUMENT/                               DATE BY WHICH TO             COVERED BY SECTION 3(D)
     DELIVER DOCUMENT           CERTIFICATE                                  BE DELIVERED                 REPRESENTATION

     Bear Stearns and           Any documents required by the                Upon the execution and       Yes
     the Counterparty           receiving party to evidence the              delivery of this
                                authority of the delivering party            Agreement and such
                                or its Credit Support Provider, if           Confirmation
                                any, for it to execute and deliver
                                this Agreement, any Confirmation,
                                and any Credit Support Documents to
                                which it is a party, and to
                                evidence the authority of the
                                delivering party or its Credit
                                Support Provider to perform its
                                obligations under this Agreement,
                                such Confirmation and/or Credit
                                Support Document, as the case may
                                be

    Bear Stearns               Annual Report of Bear Stearns                 Upon Request by              Yes
                               containing consolidated financial             Counterparty

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

7 of 27

     PARTY REQUIRED TO          FORM/DOCUMENT/                               DATE BY WHICH TO             COVERED BY SECTION 3(D)
     DELIVER DOCUMENT           CERTIFICATE                                  BE DELIVERED                 REPRESENTATION

                                statements certified by independent
                                certified public accountants and
                                prepared in accordance with
                                generally accepted accounting
                                principles in the country in which
                                Bear Stearns is organized

     Bear Stearns               Quarterly Financial Statements of            Upon Request by              Yes
                                Bear Stearns containing unaudited,           Counterparty
                                consolidated financial statements
                                of Bear Stearns's fiscal quarter
                                prepared in accordance with
                                generally accepted accounting
                                principles in the country in which
                                Bear Stearns is organized.

     Bear Stearns and           A certificate of an authorized               Upon the execution and       Yes
     the Counterparty           officer of the party, as to the              delivery of this
                                incumbency and authority of the              Agreement and such
                                respective officers of the party             Confirmation
                                signing this Agreement, any
                                relevant Credit Support Document,
                                or any Confirmation, as the case
                                may be

     Bear Stearns               An opinion of counsel of such party          Upon the execution and       No
                                regarding the enforceability of              delivery of this Agreement
                                this Agreement in a form reasonably
                                satisfactory to the other party.

     Counterparty               An executed copy of the Pooling and          Concurrently with filing     No
                                Servicing Agreement Pooling and              of each draft of the
                                Servicing                                    Agreement with the U.S.
                                                                             Securities and Exchange
                                                                             Commission




Part 4 Miscellaneous.

(a)       Address for Notices:  For the purposes of Section 12(a) of this
          Agreement:

                  Address for notices or communications to Bear Stearns:

                           Address:        383 Madison Avenue, New York,
                                           New York 10179

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

8 of 27
                           Attention:       DPC Manager
                           Facsimile:       (212) 272-5823

                  with a copy to:

                           Address:        One Metrotech Center North, Brooklyn,
                                           New York 11201
                           Attention:      Derivative Operations - 7th Floor
                           Facsimile:      (212) 272-1634

                  (For all purposes)

                  Address for notices or communications to the Counterparty:

                           Address:        Citibank, N.A.
                                           388 Greenwich Street, 14th floor
                                           New York, New York, 10013
                           Attention:      Structured Finance Agency & Trust -
                                           SAMI 07-AR3
                           Facsimile:      212-816-5527
                           Phone:          212-816-5805

                  with a copy to:

                           Address:        Wells Fargo Bank, N.A.
                                           9062 Old Annapolis Road
                                           Columbia, MD 21045
                           Attention:      Client Manager, SAMI 07-AR3
                           Facsimile:      410-715-2380
                           Phone:          410-884-2000


                  (For all purposes)



(b)       Account Details and Settlement Information:

          Payments to Bear Stearns:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

          Payments to Counterparty:
                  Wells Fargo Bank, National Association
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Name: SAS Clearing
                  Account Number: 3970771416
                  FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account


Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

9 of 27
(b)       Process Agent.   For the purpose of Section 13(c) of this Agreement:

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of this Agreement will not apply to this Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section.

(d)       Multibranch Party. For the purpose of Section 10(c) of this Agreement:

                  Bear Stearns is not a Multibranch Party.

                  The Counterparty is not a Multibranch Party.

(e)       Credit Support Document.

                  Bear Stearns: The Credit Support Annex and any guaranty in support of Bear Stearns' obligations under this Agreement.

                  Counterparty: The Credit Support Annex.

(f)       Credit Support Provider.

                  Bear Stearns: The guarantor under any guaranty in support of Bear Stearns' obligations under this Agreement.

                  Counterparty: Not Applicable

(g) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(h) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

(i) "Affiliate": Bear Stearns and Counterparty shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of this Agreement.

(j)       Netting of Payments. The parties agree that subparagraph (ii) of
          Section 2(c) of this Agreement will apply to each Transaction.

Part 5.   Other Provisions.

(a) Section 3 of this Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g)     Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:

              (1) Nonreliance. (i) It is acting for its own account, (ii) it is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

10 of 27
                  expressly made in this Agreement or the Confirmation in respect of that Transaction and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, (iv) it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party, (v) it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary, (vi) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction and (vii) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

              (2) Evaluation and Understanding.

                         (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                         (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

              (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

              (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

              (5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

              (6) Line of Business. It has entered into this Agreement
                  (including each Transaction governed hereby) in conjunction with its line of business or the financing of its business."

(b) Non-recourse. Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Reserve Fund and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the Reserve Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Reserve Fund and the proceeds thereof, any claims against or obligations of Counterparty under this Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Securities Administrator shall not have liability for any failure or delay in making a payment hereunder to Bear Stearns due to any failure or delay in receiving amounts in the Reserve Fund from the Trust created pursuant to the Pooling and Servicing Agreement.

(c) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.


Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

11 of 27
(d) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(e) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(f) Rating Agency Downgrade.

    (i) S&P Downgrade:

           (1) In the event that a S&P First Level Downgrade occurs and is continuing, then within 30 days after such rating downgrade, Bear Stearns shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, either (i) procure a Permitted Transfer, (ii) obtain an Eligible Guaranty or (iii) post collateral in accordance with the Credit Support Annex.

           (2) In the event that a S&P Second Level Downgrade occurs and is continuing, then within 10 Local Business Days after such rating withdrawal or downgrade, Bear Stearns shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.
    (ii) Moody's Downgrade.

           (1) In the event that a Moody's Second Level Downgrade occurs and is continuing, Bear Stearns shall as soon as reasonably practicable thereafter, at its own expense and using commercially reasonable efforts, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

(g) Payment Instructions. Bear Stearns hereby agrees that, unless notified in writing by the Counterparty of other payment instructions, any and all amounts payable by Bear Stearns to the Counterparty under this Agreement shall be paid to the account specified in Part 4(b) of this Agreement.

(h) Amendment. No amendment, waiver, supplement or other modification of this Transaction shall be permitted by either party unless (i) each of S&P and Moody's have been provided notice of the same and (ii) such amendment, waiver, supplement, assignment or other modification satisfies the Rating Agency Condition.

(i)       Transfer.

          (i) The first paragraph of Section 7 is hereby amended in its entirety as follows:

                  "Subject to Section 6(b)(ii), Part 5(f) and Part 5(j), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) without (a) the prior written consent of the other party (which consent shall be deemed given by Counterparty if the transfer, novation or assignment is to an Eligible Replacement) and (b) satisfaction of the Rating Agency Condition with respect to S&P, except that:"

          (ii) If an entity has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Counterparty) to be the transferee of a transfer, Counterparty shall, at Bear Stearns' written request and at Bear Stearns' expense, take any reasonable steps required to be taken by Counterparty to effect such transfer.

(j) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) deleting the last paragraph thereof and inserting the following:

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

12 of 27
          "Notwithstanding anything to the contrary in Section 7 (as amended herein) and Part 5(i), any transfer by Bear Stearns under this Section 6(b)(ii) shall not require the consent of Counterparty; provided that:

          (i)     the transferee (the "Transferee") is an Eligible Replacement;

          (ii) if the Transferee is domiciled in a different country or political subdivision thereof from both Bear Stearns and Counterparty, such transfer satisfies the Rating Agency Condition;

          (iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Bear Stearns would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d) (i)(4) corresponding to such excess;

          (iv) a Termination Event or Event of Default does not occur as a result of such transfer; and

          (v) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

          On and from the effective date of any such transfer to the Transferee, Bear Stearns will be fully released from any and all obligations hereunder."

(k) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Structured Asset Mortgage Investments II Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (the "Certificates").

(l)       Compliance With Regulation AB.

          (i) Bear Stearns agrees and acknowledges that the Depositor is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding Bear Stearns or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Bear Stearns or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

          (ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, the Depositor requests from Bear Stearns the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

          (iii) Upon the occurrence of a Swap Disclosure Event, Bear Stearns, within 10 calendar days, at its own expense, shall (1)(a) either (i) provide to Depositor the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but NOt in .pdf format) or (ii) provide written consent to Depositor to incorporation by reference of such current Swap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Swap Financial Disclosure in the Exchange Act Reports of the Depositor, and
                  (c) provide to the Depositor any updated Swap Financial Disclosure with respect to Bear Stearns or any entity that consolidates Bear Stearns within five days of the release of any such updated Swap Financial Disclosure; (2) secure another entity to replace Bear Stearns as party, by way of Permitted Transfer, to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Moody's Approved Ratings Thresholds and S&P Approved Ratings Threshold and which satisfies the Rating Agency Condition

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

13 of 27
                  and which entity is able to comply with the requirements of
                  Item 1115 of Regulation AB, or (3) obtain a guaranty of Bear Stearns' obligations under this Agreement from an affiliate of Bear Stearns that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Swap Financial Disclosure and any future Swap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Swap Provider.

          (iv) Bear Stearns agrees that, in the event that Bear Stearns provides Swap Financial Disclosure to Depositor in accordance with Part 5(l)(iii)(1) or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with clause
                  Part 5(l)(iii)(3), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (v) If Securities Administrator and Depositor reasonably requests, Bear Stearns shall provide such other information as may be necessary for Depositor to comply with Item 1115 of Regulation AB.

          (vi) Each of the Securities Administrator and Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Securities Administrator's and the Depositor's rights explicitly specified in this Part 5(l).

(m) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that:

          (i) this Agreement is executed and delivered by Citibank, N.A., not individually or personally but solely as Trustee on behalf of the Counterparty;

          (ii) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as a personal representation, undertaking or agreement of Trustee but is made and intended for the purpose of binding only the Counterparty;

          (iii) nothing herein contained shall be construed as imposing any liability upon Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Trustee from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein;

          (iv) under no circumstances shall Trustee be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement;

          (v) Trustee has been directed, pursuant to the Pooling and Servicing Agreement, to enter into this Agreement and to perform its obligations hereunder.

(n) Substantial Financial Transaction. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(o) Set-Off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(m)(E) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

14 of 27 payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence:
"The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(p) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(q)       Additional Defined Terms.


          (i) Capitalized terms used but nor defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

          (ii)    Additional Definitions:

          "Eligible Guaranty" means an unconditional and irrevocable guaranty of all present and future payment obligations and obligations to post collateral of Bear Stearns or an Eligible Replacement to Counterparty under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Counterparty, the form and substance of which guaranty are subject to the Rating Agency Condition with respect to S&P.

          "Eligible Guarantor" means an entity that has credit ratings at least equal to the Moody's Required Ratings Threshold and S&P Approved Ratings Threshold.

          "Eligible Replacement" means an entity that either (i) satisfies the S&P Approved Ratings Threshold and the Moody's Required Ratings Threshold or (ii) provides an Eligible Guaranty from an Eligible Guarantor.

          "Firm Offer" means an offer which, when made, is capable of becoming legally binding upon acceptance.

          "Moody's" means Moody's Investors Service, Inc., or any successor.

          "Moody's Approved Ratings Threshold" means, with respect to (i) Bear Stearns, a Moody's counterparty rating of "A1" or above and (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" or above and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1" or above, or (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1" or above.

          "Moody's First Level Downgrade" means that no Relevant Entity satisfies the Moody's Approved Rating Threshold.

          "Moody's Required Ratings Threshold" means, with respect to (i) Bear Stearns, a counterparty rating of "A3" or above and (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2" or above, or (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above.

          "Moody's Second Level Downgrade" means that no Relevant Entity satisfies the Moody's Required Ratings Threshold.

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

15 of 27
          "Permitted Transfer" means a transfer by novation by Bear Stearns to an entity (the "Transferee") of all, but not less than all, of Bear Stearns' rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Counterparty), (b) an Event of Default or Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Bear Stearns under the Agreement and the relevant Transaction, (d) Bear Stearns will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (e) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty, notice information and account details and other similar provisions; and (f) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

          "Rating Agency" means each of Moody's and S&P.

          "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each Rating Agency then providing a rating of the Certificates and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of its then-current rating of the Certificates.

          "Relevant Entity" means Bear Stearns and any Eligible Guarantor under an Eligible Guaranty with respect to Bear Stearns.

          "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Counterparty the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, as determined by Counterparty in its sole discretion, acting in a commercially reasonable manner.

          "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          "S&P Approved Ratings Threshold" means with respect to (i) Bear Stearns, a counterparty rating of "A+" or above and (ii) with respect to any other entity (or its guarantor), a short-term unsecured and unsubordinated debt rating from S&P of "A-1" or above, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+ or above.

          "S&P First Level Downgrade" means that no Relevant Entity satisfies the S&P Approved Rating Threshold.

          "S&P REquired Ratings Threshold" means with respect to (i) Bear Stearns, a counterparty rating of "BBB" or above and (ii) with respect to any other entity (or its guarantor), a long-term unsecured and unsubordinated debt rating from S&P of "BBB-" or above.

          "S&P Second Level Downgrade" means that no Relevant Entity satisfies the S&P Required Rating Thresholds.

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

16 of 27
(r) Agent for Counterparty. Bear Stearns acknowledges that Counterparty has appointed Securities Administrator as its agent under Pooling and Servicing Agreement to carry out certain functions on behalf of Counterparty, and that Securities Administrator shall be entitled to give notices and to perform and satisfy the obligations of Counterparty hereunder on behalf of Counterparty.

(s) Rating Agency Notifications. Except as otherwise provided herein, no Early Termination Date shall be effectively designated hereunder shall be made by either party unless each Rating Agency has been given prior written notice of such designation.







Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

17 of 27


IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.


                                         BEAR STEARNS FINANCIAL PRODUCTS INC.

                                         By: /s/ Annie Manevitz
                                             -----------------------
                                             Name:  Annie Manevitz
                                             Title: Authorized Signatory



                                         CITIBANK, N.A. NOT INDIVIDUALLY, BUT
                                         SOLELY AS TRUSTEE WITH RESPECT TO
                                         STRUCTURED ASSET MORTGAGE INVESTMENTS
                                         II TRUST 2007-AR3

                                         By:  /s/ Louis Piscitelli
                                             -----------------------------------
                                             Name:  Louis Piscitelli
                                             Title: Vice President








                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:










Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

UNILATERAL CSA SCHEDULE(i)

Pledgor:  BEAR STEARNS FINANCIAL PRODUCTS INC. (the "Pledgor")
Secured Party: CITIBANK, N.A. NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3 (the "Secured Party")

PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no "additional obligations" within the meaning of Paragraph 12.

(b)       Credit Support Obligations.

              (i)     Delivery Amount, Return Amount and Credit Support Amount.

                      (1) Delivery Amount. Paragraph 3(a) shall be amended by replacing the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" with the words "on each Valuation Date". The "Delivery Amount" with respect to Pledgor for any Valuation Date shall equal the greatest of:

                      (A) the amount by which the S&P Collateral Amount exceeds the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party;

                      (B) the amount by which the Moody's First Level Collateral Amount exceeds the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

                      (C) the amount by which the Moody's Second Level Collateral Amount exceeds the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

                      (2) "Return Amount" applicable to Secured Party for any Valuation Date shall equal the least of:

                      (A) the amount by which the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the S&P Collateral Amount;

                      (B) the amount by which the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's First Level Collateral Amount.

                      (C) the amount by which the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's Second Level Collateral Amount.

                      (3) "Credit Support Amount" shall be deleted in its entirety.

              (ii) Eligible Collateral. The items set forth on the Collateral Schedule attached as Schedule A hereto will qualify as "Eligible Collateral" for the party specified.

              (iii)   Other eligible support. None

----------------------
(i)  If currency hedge, update Moody's Collateral Amounts and Valuation
Percentages

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

                  (iv)   Thresholds.

                  (A) "Independent Amount" means: Pledgor: Not applicable. Secured Party: Not applicable.

                  (B)    "Threshold" means: Pledgor: Not applicable. Secured
                         Party: Not applicable.

                  (C) "Minimum Transfer Amount" means USD100,000; provided, that if the aggregate Certificate Principal Balance of Certificates rated by S&P is less than USD 50,000,000, the "Minimum Transfer Amount" shall mean USD 50,000.

                  (D) Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)       Valuation and Timing.

          (i)     "Valuation Agent" means Pledgor.

          (ii)    "Valuation Date" means each Local Business Day(ii).

          (iii) "Valuation Time" means the close of business on the Local Business Day in the city where the Valuation Agent is located immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

          (iv)    "Notification Time" means 11:00 A.M. (New York time).

          (v) Transfer Timing and Calculations. Paragraphs 4(b) and 4(c) are hereby amended and restated in entirety as set forth below.

                  "(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the Valuation Date; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day thereafter.

                  (c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

(d) Conditions Precedent. There shall be no "Specified Condition" with respect to either party for purposes of this Annex.

(e)       Substitution

----------------------
(ii) If not daily valuations, changes are required in the collateral amounts and valuation percentages
Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

          (i) "Substitution Date" means (A) the Local Business Day on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received by the Notification Time on such date, and
          (B) the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received after the Notification Time.

          (ii)    Consent of Secured Party for Substitution. Inapplicable.

          (iii) Amendment of Paragraph 4(d)(II). Paragraph 4(d)(ii) is amended and restated in its entirety as set forth below:

                      "(ii) subject to Paragraph 4(a) of this Annex, the Secured Party will Transfer the items of Posted Credit Support specified by the Pledgor in its notice not later than the close of business on the Substitution Date, provided, however, that if the Secured Party shall not have received the Substitute Credit Support prior to 1:00 P.M. (New York time) on the Substitution Date, then the Secured Party shall Transfer the applicable items of Posted Credit Support not later than the close of business on the Local Business Day immediately following the day on which the Secured Party receives the Substitute Credit Support. Notwithstanding the foregoing, the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the Substitution Date equal to the Value of the Substitute Credit Support delivered by the Pledgor in exchange therefor."

(f)       Dispute Resolution.

          (i) "Resolution Time" means 12:00 noon, New York time, on the Local Business Day for both parties following the date the Disputing Party gives notice of a dispute pursuant to Paragraph 5.

          (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), disputes over the Value of Posted Credit Support will be resolved by the Valuation Agent seeking bid-side quotations as of the relevant Recalculation Date or date of Transfer, as applicable, from three parties that regularly act as dealers in the securities in question. The Value will be the arithmetic mean of the quotations obtained by the Valuation Agent, multiplied by the applicable Valuation Percentage, if any. If no quotations are available for a particular security, then the Valuation Agent's original calculation of Value thereof will be used for that security.

          (iii) Alternative. Subject to item (iv) below, the provisions of Paragraph 5 will apply.

          (iv) Modification of Paragraph 5. The introductory paragraph of Paragraph 5 shall be amended and restated to read in its entirety as follows:

                  "If a party (a `Disputing Party') disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or
                  (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then:

                  (A) the Disputing Party will (x) notify the other party and, if applicable, the Valuation Agent of the amount it is disputing, (y) indicate what it believes the correct amount to be and (z) provide a statement showing, in reasonable detail, how it arrived at such amount and the appropriate party will deliver the undisputed amount to the other party not later than (i) (a) the close of business on the Valuation Date, if the demand made under Paragraph 3 in the case of (I) above is made by the Notification Time, or (b) the close of business of the Local Business Day following the date on which the demand is made under Paragraph 3 in the case of (I) above, if such demand is made after the Notification Time, or (ii) the close of business of the date of Transfer, in the case of (II) above;

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

                  (B) the parties will consult with each other and provide such information as the other party shall reasonably request in an attempt to resolve the dispute; and

                  (C) if they fail to resolve the dispute by the Resolution Time, then:"

(g)       Holding and Using Posted Collateral.

(i)       Eligibility to Hold Posted Collateral; Custodians.

              (1) The Secured Party and its Custodian (if any) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (A) it is not a Defaulting Party;

                  (B) Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code;

                  (C) the short-term rating of any Custodian shall be at least "A-1" by S&P

              (2) There shall be no Custodian for Pledgor.

          (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Secured Party and Secured Party will not have any right to use the Posted Collateral or take any action specified in Paragraph 6(c).

(h)       Distributions and Interest Amount.

          (i) Interest Rate. The "Interest Rate" will be the "Federal Funds (Effective)" rate as such rate is displayed on Telerate page 118 for such day under the caption "Effective".

          (ii) Amendment of Paragraph 6(d)(I) - Distributions. Clause (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(i) Distributions. Subject to Paragraph 4(a), if Secured Party receives Distributions on a Local Business Day, it will Transfer to Pledgor not later than the following Local business Day any Distributions it receives to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). "

          (iii)   Amendment of Paragraph 6(d)(II) - Interest Amount. Clause
                  (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii) Interest Amount. In lieu of any interest, dividends or other amounts paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor on the 20th day of each calendar month (or if such day is not a Local Business Day, the next Local Business Day) the Interest Amount. Any Interest Amount or portion thereof that has been received by the Secured Party and not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2. For purposes of calculating the Interest Amount the amount of interest calculated for each day of the interest period shall be compounded monthly." Secured Party shall not be obligated to transfer any Interest Amount unless and until it has received such amount.

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

(i)       Demands and Notices.

          All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(j)       Addresses for Transfers.

              Pledgor:              To be provided in writing by Pledgor to
                                    Secured Party.

              Secured Party:        To be provided in writing by Secured Party
                                    to Pledgor.

(k)       Other Provision(s).

              (i) Amendment of Paragraph 7 - Events of Default. Clause (iii) of Paragraph 7 shall not apply to Secured Party.

              (ii) Non-reliance. Notwithstanding the obligations of the Secured Party under Paragraph 6(a), and without limiting the generality of the final sentence of Paragraph 6(a), each party, as Pledgor, acknowledges that it has the means to monitor all matters relating to all valuations, payments, defaults and rights with respect to Posted Collateral without the need to rely on the other party, in its capacity as Secured Party, and that, given the provisions of this Annex on substitution, responsibility for the preservation of the rights of the Pledgor with respect to all such matters is reasonably allocated hereby to the Pledgor.

              (iii) Agreement as to Single Secured Party and Pledgor. Each of Pledgor and Secured Party agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Secured Party,
              (b) the term "Pledgor" as used in this Annex means only Pledgor,
              (c) only Pledgor makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Pledgor will be required to make Transfers of Eligible Credit Support hereunder.

              (iv) Trustee. The Trustee and the Securities Administrator are hereby authorized to (i) make demands on behalf of the Secured Party pursuant to Paragraph 3 hereunder and (ii) provide notice on behalf of the Secured Party pursuant to Paragraph 7 hereunder.

              (v) Collateral Account. Secured Party or Custodian shall at all times maintain all Posted Collateral in a segregated trust account.

              (vi) External Calculations. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (at its own expense) obtain external calculations of the Secured Party's Exposure from at least two Reference Market-makers on the last Local Business Day of each calendar month. Any determination of the S&P Collateral Amount shall be based on the greatest of the Secured Party's Exposure determined by the Valuation Agent and such Reference Market-makers. Such external calculation may not be obtained from the same Reference Market-maker more than four times in any 12-month period.

              (vii) Notice to s&P. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

              Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks of the Secured Party's Exposure.

              (viii) Expenses. Pledgor shall be responsible for all reasonable costs and expenses incurred by Secured Party in connection with the Transfer of any Eligible Collateral under this Annex.

              (ix)    Additional Defined Terms.

              "DV01" means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party's Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Secured Party, provide to Secured Party a statement showing in reasonable detail such calculation.

              "Moody's First Level Additional Collateralized Amount" means, with respect to any Transaction, the lesser of (x) the product of 15 and DV01 for such Transaction and such Valuation Date and (y) the product of (i) 2%, (ii) if a Scale Factor is specified in such Transaction, the Scale Factor (as defined in such Transaction) for such Transaction, or, if no Scale Factor is specified in such Transaction, 1 and (iii) Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

              "Moody's First Level Collateral Amount" means, (A) for any Valuation Date on which (I) a Moody's First Level Downgrade has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party's aggregate Exposure for all Transactions and the aggregate of Moody's First Level Additional Collateralized Amounts for each Transaction and (B)for any other Valuation Date, zero.

              "Moody's First Level Value" means, for any date that the Moody's First Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's First Level Valuation Percentage for such security set forth on Schedule A hereto.

              "Moody's Second Level Additional Collateralized Amount" means, with respect to any Transaction,

                 (1) if such Transaction is not a Transaction-Specific Hedge, the lesser of (i) the product of the 50 and DV01 for such Transaction and such Valuation Date and (ii) the product of (x) 8%, (y) if a Scale Factor is specified in such Transaction, the Scale Factor (as defined in such Transaction) for such Transaction, or, if no Scale Factor is specified in such Transaction, 1 and (z) the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date; or

                 (2) if such Transaction is a Transaction-Specific Hedge, the lesser of (i) the product of the 65 and DV01 for such Transaction and such Valuation Date and (ii) the product of (x) 10%, (y) if a Scale Factor is specified in such Transaction, the Scale Factor (as defined in such Transaction) for such Transaction, or, if no Scale Factor is specified in such Transaction, 1 and (z) the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date.

              "Moody's Second Level Collateral Amount" means, (A) for any Valuation Date on which it is the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

              Payments for all Next Payment Dates and (c) the sum of the Secured Party's aggregate Exposure and the aggregate of Moody's Second Level Additional Collateralized Amounts for each Transaction and
              (B) for any other Valuation Date, zero.

              "Moody's Second Level Value" means, for any date that the Moody's Second Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's Second Level Valuation Percentage for such security set forth on Schedule A hereto.

              "Next payment" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by the Pledgor pursuant to Section 2(a) on such Next Payment Date less any payments due to be made by the Secured Party under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

              "Next Payment Date" means the next scheduled payment date under any Transaction.

              "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

              "S&P Collateral Amount" means, (A) for any Valuation Date on which a S&P First Level Downgrade has occurred and been continuing for at least 30 days or on which a S&P Second Level Downgrade has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and
              (2) the product of (x) the Volatility Buffer for each Transaction
              (y) if a Scale Factor is specified in such Transaction, the Scale Factor (as defined in such Transaction) for such Transaction, or, if no Scale Factor is specified in such Transaction, 1 and (z) the Notional Amount of such Transaction for the Calculation Period (as defined in the related Transaction) of such Transaction which includes such Valuation Date, or (B) for any other Valuation Date, zero.

              "S&P Value" means, for any date that the S&P Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the S&P Valuation Percentage for such security set forth on Schedule A hereto.

              "Transaction-specific Hedge" means any Transaction that is a cap, floor or swaption or a Transaction in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

              "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table:

              The higher of the S&P         Remaining       Remaining       Remaining        Remaining
              short-term credit rating       Weighted       Weighted        Weighted          Weighted
              of (i) Pledgor and (ii)        Average         Average         Average      Average Maturity
              the Credit Support             Maturity       Maturity        Maturity       up to 30 years
              Provider of Pledgor, if     up to 3 years   up to 5 years  up to 10 years
              applicable
              "A-2" or higher                 2.75%           3.25%           4.00%            4.75%
              "A-3"                           3.25%           4.00%           5.00%            6.25%
              "BB+" or lower                  3.50%           4.50%           6.75%            7.50%

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

        IN WITNESS WHEREOF, the parties have executed this Annex on the respective dates specified below with effect from the date specified on the first page of this document.

    BEAR STEARNS FINANCIAL PRODUCTS INC.        CITIBANK, N.A. NOT INDIVIDUALLY,
                                                BUT SOLELY AS TRUSTEE WITH
                                                RESPECT TO STRUCTURED ASSET
                                                MORTGAGE INVESTMENTS II TRUST
                                                2007-AR3




By: /s/ Annie Manevitz                   By:  /s/ Louis Piscitelli
    ----------------------------             -----------------------------------
    Name:  Annie Manevitz                    Name:  Louis Piscitelli
    Title: Authorized Signatory              Title: Vice President













Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

                                                                      SCHEDULE A

                               COLLATERAL SCHEDULE
                               -------------------

The Moody's First Level Valuation Percentages Shall be Used in Determining the Moody's First Level Collateral Amount.

The Moody's Second Level Valuation Percentages Shall be Used in Determining the Moody's Second Level Collateral Amount.

Tthe S&P Valuation Percentages Shall be Used in Determining the S&P Collateral Amount.


  ISDA COLLATERAL ASSET                            MOODY'S FIRST LEVEL       MOODY'S SECOND LEVEL               S&P
 DEFINITION (ICAD) CODE     REMAINING MATURITY    VALUATION PERCENTAGE       VALUATION PERCENTAGE      VALUATION PERCENTAGE

         US-CASH                   N/A                    100%                       100%                      100%
         EU-CASH                   N/A                     98%                        94%                      92.5%
         GB-CASH                   N/A                     98%                        95%                      94.1%


                                 < 1 Year                 100%                       100%                      98.9%
                               1 to 2 years               100%                        99%                      98.0%
        US-TBILL               2 to 3 years               100%                        98%                      97.4%
        US-TNOTE               3 to 5 years               100%                        97%                      95.5%
        US-TBOND               5 to 7 years               100%                        96%                      93.7%
      (fixed rate)            7 to 10 years               100%                        94%                      92.5%
                              10 to 20 years              100%                        90%                      91.1%
                                > 20 years                100%                        88%                      88.6%


        US-TBILL
        US-TNOTE                                                                                           Not Eligible
        US-TBOND              All Maturities              100%                        99%                   Collateral
     (floating rate)


                                 < 1 Year                 100%                        99%                      98.5%

                               1 to 2 years               100%                        99%                      97.7%
      GA-US-AGENCY             2 to 3 years               100%                        98%                      97.3%
      (fixed rate)             3 to 5 years               100%                        96%                      94.5%
                               5 to 7 years               100%                        93%                      93.1%
                              7 to 10 years               100%                        93%                      90.7%
                              10 to 20 years              100%                        89%                      87.7%
                                > 20 years                100%                        87%                      84.4%


      GA-US-AGENCY            All Maturities              100%                        98%                  Not Eligible
     (floating rate)                                                                                        Collateral

 GA-EUROZONE-GOV (other
  than EU-CASH) (fixed                             Rated Aa3 or better        Rated Aa3 or better       Rated AAA or better
          rate)                                        by Moody's                 by Moody's                  by S&P
                                 < 1 Year                  98%                        94%                      98.8%
                               1 to 2 years                98%                        93%                      97.9%
                               2 to 3 years                98%                        92%                      97.1%
                               3 to 5 years                98%                        90%                      91.2%

Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

                               5 to 7 years                98%                        89%                      87.5%
                              7 to 10 years                98%                        88%                      83.8%
                              10 to 20 years               98%                        84%                      75.5%
                                > 20 years                 98%                        82%                  Not Eligible
                                                                                                            Collateral

 GA-EUROZONE-GOV (other                            Rated Aa3 or better        Rated Aa3 or better       Rated AAA or better
 than EU-CASH) (floating                               by Moody's                 by Moody's                  by S&P
          rate)
                              All Maturities               98%                        93%                  Not Eligible
                                                                                                            Collateral




                                                                                                          Not Eligible
                                < 1 Year                  98%                        94%                   Collateral
                              1 to 2 years                98%                        93%                  Not Eligible
                                                                                                           Collateral
                              2 to 3 years                98%                        92%                  Not Eligible
        GA-GB-GOV                                                                                          Collateral
  (other than GB-CASH)        3 to 5 years                98%                        91%                  Not Eligible
      (fixed rate)                                                                                         Collateral
                              5 to 7 years                98%                        90%                  Not Eligible
                                                                                                           Collateral
                             7 to 10 years                98%                        89%                  Not Eligible
                                                                                                           Collateral
                             10 to 20 years               98%                        86%                  Not Eligible
                                                                                                           Collateral
                               > 20 years                 98%                        84%                  Not Eligible
                                                                                                           Collateral


        GA-GB-GOV
  (other than GB-CASH)                                                                                     Not Eligible
     (floating rate)          All Maturities               98%                        94%                   Collateral

The ISDA Collateral Asset Definition (ICAD) Codes used in this Collateral Schedule shall have the meanings set forth in the Collateral Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.



Reference Number: FXSAM73C1, FXSAM73C2, FXSAM73C3, FXSAM73C4, FXSAM73C5, FXSAM73C6, FXSAM73C7, FXSAM73C8 and FXSAM7AR1

[GRAPHIC OMITTED]

                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009

DATE:                    April 30, 2007

TO: Citibank, N.A. ("Citibank"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2007-AR3

ATTENTION:               Structured Finance Agency & Trust - SAMI 2007-AR3
TELEPHONE:               212-816-5805
FACSIMILE:               212-816-5527

FROM:                    Derivatives Documentation
TELEPHONE:               212-272-2711
FACSIMILE:               212-272-9857

SUBJECT:                 Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):     FXSAM7AR31

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:         Rate Cap

      Notional Amount:             With respect to any Calculation Period, the
                                   lesser of (i) the Scheduled Amount set forth for such Calculation Period on the

Reference Number: FXSAM7AR31
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 2 of 8


                                   Schedule I attached hereto and (ii) the
                                   aggregate Certificate Principal Balance of the Class I-A-2 and I-A-3 Certificates as of the first day of such Calculation Period.

      Trade Date:                  April 27, 2007

      Effective Date:              April 30, 2007

      Termination Date:            August 25, 2015, subject to adjustment in
                                   accordance with the Business Day Convention

      Fixed Amount (Premium)

           Fixed Rate Payer:       Counterparty

           Fixed Rate Payer
           Payment Date:           April 30, 2007

           Fixed Amount:           USD 140,000.00

      Floating Amounts:

           Floating Rate Payer:    Bear Stearns

           Cap Rate:               The Cap Rate set forth for such Calculation
                                   Period on Schedule I

           Floating Rate Payer
           Period End Dates:       The 25th calendar day of each month during
                                   the Term of this Transaction, commencing May
                                   25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:          Early Payment shall be applicable. The
                                   Floating Rate Payer Payment Date shall be one
                                   Business Day preceding each Floating Rate
                                   Payer Period End Date.

           Floating Rate Option:   USD-LIBOR-BBA; provided, however, that if the
                                   Floating Rate determined from such Floating
                                   Rate Option for any Calculation Period is greater than 11.3% then the Floating Rate for such Calculation Period shall be deemed equal to 11.3%

           Designated Maturity:    One month

           Floating Rate Date
           Count Fraction:         Actual/360

           Reset Dates:            The first day of each Calculation Period.

           Compounding:            Inapplicable

Reference Number: FXSAM7AR31
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 3 of 8



      Business Days:               New York

      Business Day Convention:     Following

      Calculation Agent:           Bear Stearns

3.    Additional Provisions:       For each Calculation Period, Securities
                                   Administrator will make available on its website (which will initially be located at https://www.ctslink.com) a monthly statement to Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement indicating the outstanding principal balance of the Class I-A-2 and I-A-3 Certificates as of the first day of such Calculation Period.

4.    Account Details:

         Payments to Bear Stearns:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         Payments to Counterparty:
                  Wells Fargo Bank, National Association
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Number: 3970771416
                  Account Name: SAS Clearing
                  FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account

Additional Provisions:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Reference Number: FXSAM7AR31
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 4 of 8

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXSAM7AR31
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 5 of 8


Very truly yours,
BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3



By:   /s/ Louis Picsitelli
      -----------------------------
      Name:  Louis Picsitelli
      Title: Vice President


Ln

Reference Number: FXSAM7AR31
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 6 of 8

                                   SCHEDULE I
            (all such dates subject to adjustment in accordance with
                          the Business Day Convention)

        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CAP RATE
                                                                        (USD)                    (%)
          Effective Date                  25-May-2007                 432,075,000.00              6.52
           25-May-2007                    25-Jun-2007                 432,075,000.00              8.19
           25-Jun-2007                    25-Jul-2007                 432,075,000.00              9.03
           25-Jul-2007                    25-Aug-2007                 432,075,000.00              8.85
           25-Aug-2007                    25-Sep-2007                 432,075,000.00              8.85
           25-Sep-2007                    25-Oct-2007                 432,075,000.00              9.15
           25-Oct-2007                    25-Nov-2007                 432,075,000.00              8.85
           25-Nov-2007                    25-Dec-2007                 432,075,000.00              9.15
           25-Dec-2007                    25-Jan-2008                 432,075,000.00              8.85
           25-Jan-2008                    25-Feb-2008                 432,075,000.00              8.85
           25-Feb-2008                    25-Mar-2008                 432,075,000.00              9.47
           25-Mar-2008                    25-Apr-2008                 432,075,000.00              8.85
           25-Apr-2008                    25-May-2008                 432,075,000.00              9.15
           25-May-2008                    25-Jun-2008                 432,075,000.00              8.85
           25-Jun-2008                    25-Jul-2008                 432,075,000.00              9.15
           25-Jul-2008                    25-Aug-2008                 432,075,000.00              8.85
           25-Aug-2008                    25-Sep-2008                 432,075,000.00              8.85
           25-Sep-2008                    25-Oct-2008                 432,075,000.00              9.15
           25-Oct-2008                    25-Nov-2008                 432,075,000.00              8.85
           25-Nov-2008                    25-Dec-2008                 426,248,297.15              9.15
           25-Dec-2008                    25-Jan-2009                 416,648,195.86              8.85
           25-Jan-2009                    25-Feb-2009                 407,221,704.75              8.85
           25-Feb-2009                    25-Mar-2009                 397,968,346.78              9.82
           25-Mar-2009                    25-Apr-2009                 388,867,670.90              8.85
           25-Apr-2009                    25-May-2009                 379,910,360.16              9.15
           25-May-2009                    25-Jun-2009                 370,952,546.87              8.85
           25-Jun-2009                    25-Jul-2009                 361,964,620.66              9.15
           25-Jul-2009                    25-Aug-2009                 353,024,331.34              8.84
           25-Aug-2009                    25-Sep-2009                 344,006,964.05              8.84
           25-Sep-2009                    25-Oct-2009                 334,690,322.02              9.15
           25-Oct-2009                    25-Nov-2009                 325,366,769.33              8.84
           25-Nov-2009                    25-Dec-2009                 316,051,964.98              9.14
           25-Dec-2009                    25-Jan-2010                 306,812,391.33              8.84
           25-Jan-2010                    25-Feb-2010                 297,661,808.04              8.84
           25-Feb-2010                    25-Mar-2010                 288,665,389.69              9.81
           25-Mar-2010                    25-Apr-2010                 279,807,771.38              8.84
           25-Apr-2010                    25-May-2010                 271,143,297.06              9.14
           25-May-2010                    25-Jun-2010                 262,672,505.29              8.84
           25-Jun-2010                    25-Jul-2010                 254,396,429.83              9.14
           25-Jul-2010                    25-Aug-2010                 246,314,716.84              8.84
           25-Aug-2010                    25-Sep-2010                 238,422,778.00              8.84
           25-Sep-2010                    25-Oct-2010                 230,719,383.03              9.14
           25-Oct-2010                    25-Nov-2010                 223,200,151.18              8.84

Reference Number: FXSAM7AR31
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 7 of 8



        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CAP RATE
                                                                        (USD)                    (%)
           25-Nov-2010                    25-Dec-2010                 215,859,908.10              9.14
           25-Dec-2010                    25-Jan-2011                 209,601,480.74              8.84
           25-Jan-2011                    25-Feb-2011                 204,523,740.45              8.84
           25-Feb-2011                    25-Mar-2011                 199,567,859.64              9.81
           25-Mar-2011                    25-Apr-2011                 194,731,104.54              8.84
           25-Apr-2011                    25-May-2011                 190,010,626.33              9.14
           25-May-2011                    25-Jun-2011                 185,403,621.29              8.84
           25-Jun-2011                    25-Jul-2011                 180,907,216.56              9.14
           25-Jul-2011                    25-Aug-2011                 176,518,951.27              8.84
           25-Aug-2011                    25-Sep-2011                 172,236,238.46              8.84
           25-Sep-2011                    25-Oct-2011                 168,056,552.82              9.14
           25-Oct-2011                    25-Nov-2011                 163,977,429.26              8.84
           25-Nov-2011                    25-Dec-2011                 159,996,461.44              9.14
           25-Dec-2011                    25-Jan-2012                 156,111,300.44              8.84
           25-Jan-2012                    25-Feb-2012                 152,319,653.32              8.84
           25-Feb-2012                    25-Mar-2012                 148,619,281.83              9.46
           25-Mar-2012                    25-Apr-2012                 145,008,001.11              8.84
           25-Apr-2012                    25-May-2012                 141,483,678.39              9.14
           25-May-2012                    25-Jun-2012                 138,044,231.79              8.84
           25-Jun-2012                    25-Jul-2012                 134,687,629.08              9.14
           25-Jul-2012                    25-Aug-2012                 131,411,886.49              8.84
           25-Aug-2012                    25-Sep-2012                 128,215,067.61              8.84
           25-Sep-2012                    25-Oct-2012                 125,095,282.21              9.14
           25-Oct-2012                    25-Nov-2012                 122,050,685.14              8.84
           25-Nov-2012                    25-Dec-2012                 119,079,475.29              9.14
           25-Dec-2012                    25-Jan-2013                 116,179,894.55              8.84
           25-Jan-2013                    25-Feb-2013                 113,350,226.72              8.84
           25-Feb-2013                    25-Mar-2013                 110,588,796.60              9.81
           25-Mar-2013                    25-Apr-2013                 107,893,968.93              8.84
           25-Apr-2013                    25-May-2013                 105,536,492.17              9.14
           25-May-2013                    25-Jun-2013                 105,536,492.17              8.84
           25-Jun-2013                    25-Jul-2013                 105,536,492.17              9.14
           25-Jul-2013                    25-Aug-2013                 105,118,359.79              8.84
           25-Aug-2013                    25-Sep-2013                 102,553,550.83              8.84
           25-Sep-2013                    25-Oct-2013                 100,050,661.43              9.14
           25-Oct-2013                    25-Nov-2013                  97,608,206.70              8.84
           25-Nov-2013                    25-Dec-2013                  95,224,737.22              9.14
           25-Dec-2013                    25-Jan-2014                  92,898,838.16              8.84
           25-Jan-2014                    25-Feb-2014                  90,629,128.50              8.84
           25-Feb-2014                    25-Mar-2014                  88,414,260.18              9.81
           25-Mar-2014                    25-Apr-2014                  86,252,917.35              8.84
           25-Apr-2014                    25-May-2014                  84,143,815.60              9.14
           25-May-2014                    25-Jun-2014                  82,085,701.19              8.84
           25-Jun-2014                    25-Jul-2014                  80,077,350.33              9.14
           25-Jul-2014                    25-Aug-2014                  78,117,568.49              8.84
           25-Aug-2014                    25-Sep-2014                  76,205,189.64              8.84
           25-Sep-2014                    25-Oct-2014                  74,339,075.66              9.14
           25-Oct-2014                    25-Nov-2014                  72,518,115.60              8.84

Reference Number: FXSAM7AR31
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 8 of 8





        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CAP RATE
                                                                        (USD)                    (%)
          25-Nov-2014                    25-Dec-2014                70,741,225.06               9.14
          25-Dec-2014                    25-Jan-2015                69,007,345.56               8.84
          25-Jan-2015                    25-Feb-2015                67,315,443.93               8.84
          25-Feb-2015                    25-Mar-2015                65,664,511.69               9.81
          25-Mar-2015                    25-Apr-2015                64,053,564.47               8.84
          25-Apr-2015                    25-May-2015                62,481,641.43               9.14
          25-May-2015                    25-Jun-2015                60,947,804.71               8.84
          25-Jun-2015                    25-Jul-2015                59,451,138.87               9.14
          25-Jul-2015                    Termination Date           57,990,750.37               8.84

[GRAPHIC OMITTED]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:                        April 30, 2007

TO: Citibank, N.A. ("Citibank"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2007-AR3

ATTENTION:                   Structured Finance Agency & Trust - SAMI 2007-AR3
TELEPHONE:                   212-816-5805
FACSIMILE:                   212-816-5527

FROM:                        Derivatives Documentation
TELEPHONE:                   212-272-2711
FACSIMILE:                   212-272-9857

SUBJECT:                     Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):         FXSAM73C1

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:          Rate Cap

     Notional Amount:              With respect to any Calculation Period, the
                                   lesser of (i) the Scheduled Amount set forth for such Calculation Period on the

Reference Number: FXSAM73C1
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 2 of 8


                                   Schedule I attached hereto and (ii) the
                                   aggregate Certificate Principal Balance of the Class II-A-1, II-A-2 and II-A-3A Certificates as of the first day of such Calculation Period.

     Trade Date:                   April 27, 2007

     Effective Date:               April 30, 2007

     Termination Date:             March 25, 2012, subject to adjustment in
                                   accordance with the Business Day Convention

     FIXED AMOUNT (PREMIUM):

           Fixed Rate Payer:       Counterparty

           Fixed Rate Payer
           Payment Date:           April 30, 2007

           Fixed Amount:           USD 470,000.00

     FLOATING AMOUNTS:

           Floating Rate Payer:    Bear Stearns

           Cap Rate:               The Cap Rate set forth for such Calculation
                                   Period on Schedule I

           Floating Rate Payer
           Period End Dates:       The 25th calendar day of each month during
                                   the Term of this Transaction, commencing May
                                   25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:          Early Payment shall be applicable. The
                                   Floating Rate Payer Payment Date shall be one
                                   Business Day preceding each Floating Rate
                                   Payer Period End Date.

           Floating Rate Option:   USD-LIBOR-BBA; provided, however, that if the
                                   Floating Rate determined from such Floating
                                   Rate Option for any Calculation Period is greater than 10.3% then the Floating Rate for such Calculation Period shall be deemed equal to 10.3%

           Designated Maturity:    One month

           Floating Rate Day
           Count Fraction:         Actual/360

           Reset Dates:            The first day of each Calculation Period.

           Compounding:            Inapplicable

Reference Number: FXSAM73C1
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 3 of 8



     Business Days:                New York

     Business Day Convention:      Following

     Calculation Agent:            Bear Stearns

3.   Additional Provisions:        For each Calculation Period, Securities
                                   Administrator will make available on its website (which will initially be located at https://www.ctslink.com) a monthly statement to Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement indicating the outstanding principal balance of the Class II-A-1, II-A-2 and II-A-3A
                                   Certificates as of the first day of such Calculation Period.

4.   Account Details:

         PAYMENTS TO BEAR STEARNS:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the
                  account of Bear, Stearns Securities
                  Corp.
                  Account Number: 0925-3186, for further
                  credit to Bear Stearns Financial
                  Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         PAYMENTS TO COUNTERPARTY:
                  Wells Fargo Bank, National Association
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Number: 3970771416
                  Account Name: SAS Clearing
                  FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account

ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Reference Number: FXSAM73C1
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 4 of 8


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXSAM73C1
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 5 of 8


Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3


By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President








Ln

Reference Number: FXSAM73C1
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 6 of 8

                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)


        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CA P RATE
                                                                        (USD)                    (%)
          Effective Date                  25-May-2007                 637,234,000.00              8.43
          25-May-2007                     25-Jun-2007                 625,882,059.06              6.76
          25-Jun-2007                     25-Jul-2007                 614,717,402.43              6.99
          25-Jul-2007                     25-Aug-2007                 603,737,492.38              6.76
          25-Aug-2007                     25-Sep-2007                 592,939,181.41              6.76
          25-Sep-2007                     25-Oct-2007                 582,319,376.87              6.99
          25-Oct-2007                     25-Nov-2007                 571,875,039.98              6.76
          25-Nov-2007                     25-Dec-2007                 561,603,184.91              6.99
          25-Dec-2007                     25-Jan-2008                 551,500,877.78              6.76
          25-Jan-2008                     25-Feb-2008                 541,565,235.81              6.76
          25-Feb-2008                     25-Mar-2008                 531,793,426.36              7.24
          25-Mar-2008                     25-Apr-2008                 522,182,666.07              6.76
          25-Apr-2008                     25-May-2008                 512,730,220.00              6.99
          25-May-2008                     25-Jun-2008                 503,433,400.72              6.76
          25-Jun-2008                     25-Jul-2008                 494,289,567.54              6.99
          25-Jul-2008                     25-Aug-2008                 485,296,125.62              6.76
          25-Aug-2008                     25-Sep-2008                 476,450,525.21              6.76
          25-Sep-2008                     25-Oct-2008                 467,750,260.82              6.99
          25-Oct-2008                     25-Nov-2008                 459,192,870.44              6.76
          25-Nov-2008                     25-Dec-2008                 450,775,934.79              6.99
          25-Dec-2008                     25-Jan-2009                 442,497,076.56              6.76
          25-Jan-2009                     25-Feb-2009                 434,353,959.65              6.76
          25-Feb-2009                     25-Mar-2009                 426,344,288.46              7.51

Reference Number: FXSAM73C1
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 7 of 8


(continued)


        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CA P RATE
                                                                        (USD)                    (%)
          25-Mar-2009                     25-Apr-2009                 418,465,807.18              6.76
          25-Apr-2009                     25-May-2009                 410,716,299.06              6.99
          25-May-2009                     25-Jun-2009                 403,093,585.77              6.76
          25-Jun-2009                     25-Jul-2009                 395,595,526.65              6.99
          25-Jul-2009                     25-Aug-2009                 388,220,018.11              6.76
          25-Aug-2009                     25-Sep-2009                 380,964,992.97              6.76
          25-Sep-2009                     25-Oct-2009                 373,829,870.17              6.99
          25-Oct-2009                     25-Nov-2009                 366,811,383.76              6.76
          25-Nov-2009                     25-Dec-2009                 359,907,342.41              6.99
          25-Dec-2009                     25-Jan-2010                 353,115,819.32              6.76
          25-Jan-2010                     25-Feb-2010                 346,434,920.94              6.76
          25-Feb-2010                     25-Mar-2010                 339,862,786.42              7.51
          25-Mar-2010                     25-Apr-2010                 333,397,587.02              6.76
          25-Apr-2010                     25-May-2010                 327,032,524.26              6.99
          25-May-2010                     25-Jun-2010                 320,770,499.92              6.76
          25-Jun-2010                     25-Jul-2010                 314,610,276.01              6.99
          25-Jul-2010                     25-Aug-2010                 308,550,142.86              6.76
          25-Aug-2010                     25-Sep-2010                 302,588,420.28              6.76
          25-Sep-2010                     25-Oct-2010                 296,723,457.02              6.99
          25-Oct-2010                     25-Nov-2010                 290,953,222.10              6.76
          25-Nov-2010                     25-Dec-2010                 285,276,541.15              6.99
          25-Dec-2010                     25-Jan-2011                 279,691,846.48              6.76
          25-Jan-2011                     25-Feb-2011                 274,197,597.35              6.76
          25-Feb-2011                     25-Mar-2011                 268,792,279.55              7.51
          25-Mar-2011                     25-Apr-2011                 263,474,404.89              6.76
          25-Apr-2011                     25-May-2011                 258,242,510.77              6.99
          25-May-2011                     25-Jun-2011                 253,094,363.84              6.76

Reference Number: FXSAM73C1
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 8 of 8

(continued)


        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CA P RATE
                                                                        (USD)                    (%)

          25-Jun-2011                     25-Jul-2011                247,951,620.95             6.99
          25-Jul-20 11                    25-Aug-2011                242,284,397.89             6.76
          25-Aug-20 11                    25-Sep-2011                236,502,079.04             6.76
          25-Sep-201 1                    25-Oct-2011                230,810,087.22             7.01
          25-Oct-201 1                    25-Nov-2011                225,220,109.18             6.79
          25-Nov-201 1                    25-Dec-2011                219,729,197.50             7.12
          25-Dec-2011                     25-Jan-2012                214,338,997.94             7.19
          25-Jan-2012                     25-Feb-2012                209,545,955.16             8.45
          25-Feb-2012                     Termination Date           205,687,201.96            10.79

[GRAPHIC OMITTED]

                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009

DATE:                          April 30, 2007

TO: Citibank, N.A. ("Citibank"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2007-AR3

ATTENTION:                     Structured Finance Agency & Trust - SAMI 2007-AR3
TELEPHONE:                     212-816-5805
FACSIMILE:                     212-816-5527

FROM:                          Derivatives Documentation
TELEPHONE:                     212-272-2711
FACSIMILE:                     212-272-9857

SUBJECT:                       Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):           FXSAM73C2

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:      Rate Cap

     Notional Amount:          With respect to any Calculation Period, the
                               lesser of (i) the Scheduled Amount set forth for such Calculation Period on the

Reference Number: FXSAM73C2
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 2 of 8


                               Schedule I attached hereto and (ii) the aggregate Certificate Principal Balance of the Class II-A-3B Certificates as of the first day of such Calculation Period.

     Trade Date:               April 27, 2007

     Effective Date:           April 30, 2007

     Termination Date:         March 25, 2012, subject to adjustment in
                               accordance with the Business Day Convention

     Fixed Amount (Premium):

          Fixed Rate Payer:    Counterparty

          Fixed Rate Payer
          Payment Date:        April 30, 2007

          Fixed Amount:        USD 55,000.00

     Floating Amounts:

          Floating Rate Payer: Bear Stearns

          Cap Rate:            The Cap Rate set forth for such Calculation
                               Period on Schedule I

          Floating Rate Payer
          Payment Dates:       The 25th calendar day of each month during the
                               Term of this Transaction, commencing May 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Business Day
                               Convention.

          Floating Rate Payer
          Period End Dates:    Early Payment shall be applicable. The Floating
                               Rate Payer Payment Date shall be one Business Day preceding each Floating Rate Payer Period End
                               Date.

          Floating Rate Option:USD-LIBOR-BBA; provided, however, that if the
                               Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 10.22% then the Floating Rate for such Calculation Period shall be deemed equal to 10.22%

          Designated Maturity: One month

          Floating Rate Day
          Count Fraction:      Actual/360

          Reset Dates:         The first day of each Calculation Period.

          Compounding:         Inapplicable

Reference Number: FXSAM73C2
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 3 of 8


     Business Days:            New York

     Business Day Convention:  Following

     Calculation Agent:        Bear Stearns

3.   Additional Provisions:    For each Calculation Period, Securities
                               Administrator will make available on its website
                               (which will initially be located at
                               https://www.ctslink.com) a monthly statement to
                               Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement indicating the outstanding principal balance of the Class
                               II-A-3B Certificates as of the first day of such Calculation Period.

4.   Account Details:


         Payments to Bear Stearns:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         Payments to Counterparty:
                  Wells Fargo Bank, National Association
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Number: 3970771416
                  Account Name: SAS Clearing
                  FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account

Reference Number: FXSAM73C2
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 4 of 8


Additional Provisions:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXSAM73C2
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
Page 5 of 8


Very truly yours,
BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3



By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President

Ln

Reference Number: FXSAM73C2
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 6 of 8


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)


        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CA P RATE
                                                                        (USD)                    (%)
          Effective Date                  25-May-2007                 53,323,000.00               8.35
          25-May-2007                     25-Jun-2007                 52,669,355.33               6.68
          25-Jun-2007                     25-Jul-2007                 52,023,395.40               6.91
          25-Jul-2007                     25-Aug-2007                 51,385,079.41               6.68
          25-Aug-2007                     25-Sep-2007                 50,754,312.09               6.68
          25-Sep-2007                     25-Oct-2007                 50,130,999.41               6.91
          25-Oct-2007                     25-Nov-2007                 49,515,048.56               6.68
          25-Nov-2007                     25-Dec-2007                 48,906,367.89               6.91
          25-Dec-2007                     25-Jan-2008                 48,304,866.97               6.68
          25-Jan-2008                     25-Feb-2008                 47,710,456.50               6.68
          25-Feb-2008                     25-Mar-2008                 47,123,048.35               7.16
          25-Mar-2008                     25-Apr-2008                 46,542,555.51               6.68
          25-Apr-2008                     25-May-2008                 45,968,892.10               6.91
          25-May-2008                     25-Jun-2008                 45,401,973.33               6.68
          25-Jun-2008                     25-Jul-2008                 44,841,715.50               6.91
          25-Jul-2008                     25-Aug-2008                 44,288,036.01               6.68
          25-Aug-2008                     25-Sep-2008                 43,740,853.28               6.68
          25-Sep-2008                     25-Oct-2008                 43,200,086.81               6.91
          25-Oct-2008                     25-Nov-2008                 42,665,657.12               6.68
          25-Nov-2008                     25-Dec-2008                 42,137,485.75               6.91
          25-Dec-2008                     25-Jan-2009                 41,615,495.24               6.68
          25-Jan-2009                     25-Feb-2009                 41,099,609.14               6.68
          25-Feb-2009                     25-Mar-2009                 40,589,751.97               7.43
          25-Mar-2009                     25-Apr-2009                 40,085,849.21               6.68

Reference Number: FXSAM73C2
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 7 of 8





        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CA P RATE
                                                                        (USD)                    (%)
          5-Apr-2009                      25-May-2009                 39,587,827.30               6.91
          5-May-2009                      25-Jun-2009                 39,095,613.64               6.68
          5-Jun-2009                      25-Jul-2009                 38,609,136.52               6.91
          5-Jul-2009                      25-Aug-2009                 38,128,325.19               6.68
          5-Aug-2009                      25-Sep-2009                 37,653,109.78               6.68
          5-Sep-2009                      25-Oct-2009                 37,183,561.84               6.91
          5-Oct-2009                      25-Nov-2009                 36,719,491.79               6.68
          5-Nov-2009                      25-Dec-2009                 36,260,810.22               6.91
          5-Dec-2009                      25-Jan-2010                 35,807,450.83               6.68
          5-Jan-2010                      25-Feb-2010                 35,359,348.16               6.68
          5-Feb-2010                      25-Mar-2010                 34,916,437.59               7.43
          5-Mar-2010                      25-Apr-2010                 34,478,655.30               6.68
          5-Apr-2010                      25-May-2010                 34,045,436.34               6.91
          5-May-2010                      25-Jun-2010                 33,617,181.79               6.68
          5-Jun-2010                      25-Jul-2010                 33,193,880.19               6.91
          5-Jul-2010                      25-Aug-2010                 32,775,470.73               6.68
          5-Aug-2010                      25-Sep-2010                 32,361,893.43               6.68
          5-Sep-2010                      25-Oct-2010                 31,953,089.02               6.91
          5-Oct-2010                      25-Nov-2010                 31,548,956.80               6.68
          5-Nov-2010                      25-Dec-2010                 31,149,482.09               6.91
          5-Dec-2010                      25-Jan-2011                 30,754,607.88               6.68
          5-Jan-2011                      25-Feb-2011                 30,364,277.88               6.68
          5-Feb-2011                      25-Mar-2011                 29,978,436.50               7.43
          5-Mar-2011                      25-Apr-2011                 29,597,028.86               6.68
          5-Apr-2011                      25-May-2011                 29,220,000.81               6.91
          5-May-2011                      25-Jun-2011                 28,847,213.54               6.68
          5-Jun-2011                      25-Jul-2011                 28,470,325.58               6.91
          5-Jul-2011                      25-Aug-2011                 28,031,936.61               6.68
          5-Aug-2011                      25-Sep-2011                 27,575,694.80               6.68

Reference Number: FXSAM73C2
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 8 of 8





        FROM AND INCLUDING             TO BUT EXCLUDING            SCHEDULED AMOUNT           CA P RATE
                                                                        (USD)                    (%)
          25-Sep-2011                     25-Oct-201 1                27,123,834.41               6.93
          25-Oct-2011                     25-Nov-20 11                26,677,746.21               6.71
          25-Nov-2011                     25-Dec-201 1                26,237,231.43               7.04
          25-Dec-2011                     25-Jan-2012                 25,802,596.16               7.11
          25-Jan-2012                     25-Feb-2012                 25,373,445.99               8.37
          25-Feb-2012                     Termination Date            24,950,032.19              10.71

BEAR STEARNS [OBJECT OMITTED]]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                      April 30, 2007

TO: Citibank, N.A. ("Citibank"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2007-AR3

ATTENTION:                 Structured Finance Agency & Trust - SAMI 2007-AR3
TELEPHONE:                 212-816-5805
FACSIMILE:                 212-816-5527

FROM:                                   Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):       FXSAM73C3


The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional                             Amount: With respect to any
                                            Calculation Period, the lesser of
                                            (i) the Scheduled Amount set forth
                                            for such Calculation Period on the
                                            Schedule I attached hereto and (ii)
                                            the aggregate Certificate Principal
                                            Balance of the Class II-B-1
                                            Certificates as of the first day of
                                            such Calculation Period.

Reference Number: FXSAM73C3
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 2 of 8


       Trade Date:                          April 27, 2007

       Effective Date:                      April 30, 2007

       Termination Date:                    March 25, 2012,  subject to
                                            adjustment  in accordance  with the
                                            Business Day Convention

       Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 April 30, 2007

              Fixed Amount:USD              60,000.00

       Floating Amounts:

              Floating Rate Payer:          Bear Stearns

              Cap Rate:                     The Cap Rate set forth for such
                                            Calculation Period on Schedule I

              Floating Rate Payer
              Period End Dates: The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be  applicable.
                                            The Floating Rate Payer Payment
                                            Date shall be one Business Day
                                            preceding each Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA; provided, however,
                                            that if the Floating Rate determined
                                            from such Floating Rate Option for
                                            any Calculation Period is greater
                                            than 10.05% then the Floating Rate
                                            for such Calculation Period shall be
                                            deemed equal to 10.05%

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

Reference Number: FXSAM73C3
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 3 of 8


       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   Bear Stearns

3.     Additional Provisions:               For each Calculation Period,
                                            Securities Administrator will make
                                            available on its website (which will
                                            initially be located at
                                            https://www.ctslink.com) a monthly
                                            statement to Certificateholders
                                            prepared by it pursuant to the
                                            Pooling and Servicing Agreement
                                            indicating the outstanding principal
                                            balance of the Class II-B-1
                                            Certificates as of the first day of
                                            such Calculation Period.


4.     Account Details:

       Payments to Bear Stearns:
              Citibank, N.A., New York
              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
              Sub-account Number: 102-04654-1-3
              Attention: Derivatives Department

       Payments to Counterparty:
              Wells Fargo Bank, National Association
              San Francisco, CA
              ABA Number: 121-000-248
              Account Number: 3970771416
              Account Name: SAS Clearing
              FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account

Additional Provisions:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Reference Number: FXSAM73C3
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 4 of 8


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXSAM73C3
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 5 of 8




Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3




By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President



Ln

Reference Number: FXSAM73C3
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page53 of 8



                                   SCHEDULE I
    (all such dates subject to adjustment in accordance with the Business Day
                                  Convention)

                                            Scheduled Amount        Cap Rate
  From and including    To but excluding         (USD)                (%)
  ------------------    ----------------    ----------------        --------
     Effective Date       25-May-2007        27,715,000.00            8.18
     25-May-2007          25-Jun-2007        27,715,000.00            6.51
     25-Jun-2007          25-Jul-2007        27,715,000.00            6.74
     25-Jul-2007          25-Aug-2007        27,715,000.00            6.51
     25-Aug-2007          25-Sep-2007        27,715,000.00            6.51
     25-Sep-2007          25-Oct-2007        27,715,000.00            6.74
     25-Oct-2007          25-Nov-2007        27,715,000.00            6.51
     25-Nov-2007          25-Dec-2007        27,715,000.00            6.74
     25-Dec-2007          25-Jan-2008        27,715,000.00            6.51
     25-Jan-2008          25-Feb-2008        27,715,000.00            6.51
     25-Feb-2008          25-Mar-2008        27,715,000.00            6.99
     25-Mar-2008          25-Apr-2008        27,715,000.00            6.51
     25-Apr-2008          25-May-2008        27,715,000.00            6.74
     25-May-2008          25-Jun-2008        27,715,000.00            6.51
     25-Jun-2008          25-Jul-2008        27,715,000.00            6.74
     25-Jul-2008          25-Aug-2008        27,715,000.00            6.51
     25-Aug-2008          25-Sep-2008        27,715,000.00            6.51
     25-Sep-2008          25-Oct-2008        27,715,000.00            6.74
     25-Oct-2008          25-Nov-2008        27,715,000.00            6.51
     25-Nov-2008          25-Dec-2008        27,715,000.00            6.74
     25-Dec-2008          25-Jan-2009        27,715,000.00            6.51
     25-Jan-2009          25-Feb-2009        27,715,000.00            6.51
     25-Feb-2009          25-Mar-2009        27,715,000.00            7.26
     25-Mar-2009          25-Apr-2009        27,715,000.00            6.51
     25-Apr-2009          25-May-2009        27,715,000.00            6.74

     25-May-2009          25-Jun-2009        27,715,000.00            6.51
     25-Jun-2009          25-Jul-2009        27,715,000.00            6.74
     25-Jul-2009          25-Aug-2009        27,715,000.00            6.51
     25-Aug-2009          25-Sep-2009        27,715,000.00            6.51
     25-Sep-2009          25-Oct-2009        27,715,000.00            6.74
     25-Oct-2009          25-Nov-2009        27,715,000.00            6.51
     25-Nov-2009          25-Dec-2009        27,715,000.00            6.74
     25-Dec-2009          25-Jan-2010        27,715,000.00            6.51
     25-Jan-2010          25-Feb-2010        27,715,000.00            6.51
     25-Feb-2010          25-Mar-2010        27,715,000.00            7.26
     25-Mar-2010          25-Apr-2010        27,715,000.00            6.51
     25-Apr-2010          25-May-2010        27,715,000.00            6.74
     25-May-2010          25-Jun-2010        27,715,000.00            6.51
     25-Jun-2010          25-Jul-2010        27,715,000.00            6.74
     25-Jul-2010          25-Aug-2010        27,715,000.00            6.51
     25-Aug-2010          25-Sep-2010        27,715,000.00            6.51
     25-Sep-2010          25-Oct-2010        27,715,000.00            6.74
     25-Oct-2010          25-Nov-2010        27,715,000.00            6.51
     25-Nov-2010          25-Dec-2010        27,715,000.00            6.74
     25-Dec-2010          25-Jan-2011        27,715,000.00            6.51
     25-Jan-2011          25-Feb-2011        27,715,000.00            6.51
     25-Feb-2011          25-Mar-2011        27,715,000.00            7.26
     25-Mar-2011          25-Apr-2011        27,715,000.00            6.51
     25-Apr-2011          25-May-2011        27,715,000.00            6.74
     25-May-2011          25-Jun-2011        27,715,000.00            6.51
     25-Jun-2011          25-Jul-2011        27,715,000.00            6.74
     25-Jul-2011          25-Aug-2011        27,715,000.00            6.51
     25-Aug-2011          25-Sep-2011        27,715,000.00            6.51
     25-Sep-2011          25-Oct-2011        27,715,000.00            6.76

     25-Oct-2011          25-Nov-2011        27,715,000.00            6.54
     25-Nov-2011          25-Dec-2011        27,715,000.00            6.87
     25-Dec-2011          25-Jan-2012        27,715,000.00            6.94
     25-Jan-2012          25-Feb-2012        27,525,191.66            8.20
     25-Feb-2012        Termination Date     27,018,319.93           10.54

BEAR STEARNS [OBJECT OMITTED]]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                      April 30, 2007

TO: Citibank, N.A. ("Citibank"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2007-AR3

ATTENTION:                 Structured Finance Agency & Trust - SAMI 2007-AR3
TELEPHONE:                 212-816-5805
FACSIMILE:                 212-816-5527

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Mortgage Derivatives Confirmation


REFERENCE NUMBER(S):       FXSAM73C4

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional                             Amount: With respect to any
                                            Calculation Period, the lesser of
                                            (i) the Scheduled Amount set forth
                                            for such Calculation Period on the

Reference Number: FXSAM73C4
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 2 of 8

                                            Schedule I attached hereto and (ii)
                                            the aggregate Certificate Principal
                                            Balance of the Class II-B-2
                                            Certificates as of the first day of
                                            such Calculation Period.

       Trade Date:                          April 27, 2007

       Effective Date:                      April 30, 2007

       Termination Date:                    March 25, 2012, subject to
                                            adjustment in accordance with the
                                            Business Day Convention

       Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 April 30, 2007

              Fixed Amount:                 USD 63,000.00

       Floating Amounts:

              Floating Rate Payer:          Bear Stearns

              Cap Rate:                     The Cap Rate set forth for such
                                            Calculation Period on Schedule I

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of
                                            each month during the Term of this
                                            Transaction, commencing May 25, 2007
                                            and ending on the Termination Date,
                                            subject to adjustment in accordance
                                            with the Business Day Convention.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be applicable.
                                            The Floating Rate Payer Payment
                                            Date shall be one Business Day
                                            preceding each Floating Rate Payer
                                            Period End Date.


              Floating  Rate Option:        USD-LIBOR-BBA; provided, however,
                                            that if the Floating Rate
                                            determined from such Floating Rate
                                            Option for any Calculation Period
                                            is greater than 9.5% then the
                                            Floating Rate for such Calculation
                                            Period shall be deemed equal to
                                            9.5%


              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

Reference Number: FXSAM73C4
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 3 of 8


       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   Bear Stearns

3.     Additional Provisions:               For each Calculation Period,
                                            Securities Administrator will make
                                            available on its website (which
                                            will initially be located at
                                            https://www.ctslink.com) a monthly
                                            statement to Certificateholders
                                            prepared by it pursuant to the
                                            Pooling and Servicing Agreement
                                            indicating the outstanding
                                            principal balance of the Class
                                            II-B-2 Certificates as of the first
                                            day of such Calculation Period.



4.     Account Details:

         Payments to Bear Stearns:
              Citibank, N.A., New York
              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
              Sub-account Number: 102-04654-1-3
              Attention: Derivatives Department

         Payments to Counterparty:
              Wells Fargo Bank, National Association
              San Francisco, CA
              ABA Number: 121-000-248
              Account Number: 3970771416
              Account Name: SAS Clearing
              FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account

Additional Provisions:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Reference Number: FXSAM73C4
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 4 of 8


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXSAM73C4
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 5 of 8


Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3



By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President


Ln

Reference Number: FXSAM73C4
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 6 of 8

                                   SCHEDULE I
                    (all such dates subject to adjustment in
                  accordance witht eh Business Day Convention)

   From and including    To but excluding        Scheduled Amount       Cap Rate
                                                       (USD)              (%)
   ------------------    ----------------        ----------------       --------
       Effective Date      25-May-2007             15,012,000.00          7.63
       25-May-2007         25-Jun-2007             15,012,000.00          5.96
       25-Jun-2007         25-Jul-2007             15,012,000.00          6.19
       25-Jul-2007         25-Aug-2007             15,012,000.00          5.96
       25-Aug-2007         25-Sep-2007             15,012,000.00          5.96
       25-Sep-2007         25-Oct-2007             15,012,000.00          6.19
       25-Oct-2007         25-Nov-2007             15,012,000.00          5.96
       25-Nov-2007         25-Dec-2007             15,012,000.00          6.19
       25-Dec-2007         25-Jan-2008             15,012,000.00          5.96
       25-Jan-2008         25-Feb-2008             15,012,000.00          5.96
       25-Feb-2008         25-Mar-2008             15,012,000.00          6.44
       25-Mar-2008         25-Apr-2008             15,012,000.00          5.96
       25-Apr-2008         25-May-2008             15,012,000.00          6.19
       25-May-2008         25-Jun-2008             15,012,000.00          5.96
       25-Jun-2008         25-Jul-2008             15,012,000.00          6.19
       25-Jul-2008         25-Aug-2008             15,012,000.00          5.96
       25-Aug-2008         25-Sep-2008             15,012,000.00          5.96
       25-Sep-2008         25-Oct-2008             15,012,000.00          6.19
       25-Oct-2008         25-Nov-2008             15,012,000.00          5.96
       25-Nov-2008         25-Dec-2008             15,012,000.00          6.19
       25-Dec-2008         25-Jan-2009             15,012,000.00          5.96
       25-Jan-2009         25-Feb-2009             15,012,000.00          5.96
       25-Feb-2009         25-Mar-2009             15,012,000.00          6.71
       25-Mar-2009         25-Apr-2009             15,012,000.00          5.96
       25-Apr-2009         25-May-2009             15,012,000.00          6.19

Reference Number: FXSAM73C4
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 7 of 8


       25-May-2009         25-Jun-2009             15,012,000.00          5.96
       25-Jun-2009         25-Jul-2009             15,012,000.00          6.19
       25-Jul-2009         25-Aug-2009             15,012,000.00          5.96
       25-Aug-2009         25-Sep-2009             15,012,000.00          5.96
       25-Sep-2009         25-Oct-2009             15,012,000.00          6.19
       25-Oct-2009         25-Nov-2009             15,012,000.00          5.96
       25-Nov-2009         25-Dec-2009             15,012,000.00          6.19
       25-Dec-2009         25-Jan-2010             15,012,000.00          5.96
       25-Jan-2010         25-Feb-2010             15,012,000.00          5.96
       25-Feb-2010         25-Mar-2010             15,012,000.00          6.71
       25-Mar-2010         25-Apr-2010             15,012,000.00          5.96
       25-Apr-2010         25-May-2010             15,012,000.00          6.19
       25-May-2010         25-Jun-2010             15,012,000.00          5.96
       25-Jun-2010         25-Jul-2010             15,012,000.00          6.19
       25-Jul-2010         25-Aug-2010             15,012,000.00          5.96
       25-Aug-2010         25-Sep-2010             15,012,000.00          5.96
       25-Sep-2010         25-Oct-2010             15,012,000.00          6.19
       25-Oct-2010         25-Nov-2010             15,012,000.00          5.96
       25-Nov-2010         25-Dec-2010             15,012,000.00          6.19
       25-Dec-2010         25-Jan-2011             15,012,000.00          5.96
       25-Jan-2011         25-Feb-2011             15,012,000.00          5.96
       25-Feb-2011         25-Mar-2011             15,012,000.00          6.71
       25-Mar-2011         25-Apr-2011             15,012,000.00          5.96
       25-Apr-2011         25-May-2011             15,012,000.00          6.19
       25-May-2011         25-Jun-2011             15,012,000.00          5.96
       25-Jun-2011         25-Jul-2011             15,012,000.00          6.19
       25-Jul-2011         25-Aug-2011             15,012,000.00          5.96
       25-Aug-2011         25-Sep-2011             15,012,000.00          5.96
       25-Sep-2011         25-Oct-2011             15,012,000.00          6.21

Reference Number: FXSAM73C4
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 8 of 8


       25-Oct-2011         25-Nov-2011             15,012,000.00          5.99
       25-Nov-2011         25-Dec-2011             15,012,000.00          6.32
       25-Dec-2011         25-Jan-2012             15,012,000.00          6.39
       25-Jan-2012         25-Feb-2012             14,909,189.15          7.65
       25-Feb-2012       Termination Date          14,634,638.96          9.99

                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009

DATE:                      April 30, 2007

TO:                        Citibank, N.A. ("Citibank"), not individually, but
                           solely as Trustee for Structured Asset Mortgage
                           Investments II Trust 2007-AR3
ATTENTION:                 Structured Finance Agency & Trust - SAMI 2007-AR3
TELEPHONE:                 212-816-5805
FACSIMILE:                 212-816-5527

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):       FXSAM73C5

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                 Rate Cap

     Notional Amount:                     With respect to any Calculation
                                          Period, the lesser of (i) the
                                          Scheduled Amount set forth for such
                                          Calculation Period on the

Reference Number:  FXSAM73C5
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 2 of 8


                                          Schedule I attached hereto and (ii)
                                          the aggregate Certificate Principal
                                          Balance of the Class II-B-3
                                          Certificates as of the first day
                                          of such Calculation Period.

       Trade Date:                        April 27, 2007

       Effective Date:                    April 30, 2007

       Termination Date:                  March 25, 2012,  subject to adjustment
                                          in accordance  with the Business
                                          Day Convention

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:           Counterparty

              Fixed Rate Payer
              Payment Date:               April 30, 2007

              Fixed Amount:               USD 42,000.00

       FLOATING AMOUNTS:

              Floating Rate Payer:        Bear Stearns

              Cap Rate:                   The Cap Rate set forth for such
                                          Calculation Period on Schedule I

              Floating Rate Payer
              Period End Dates:           The 25th calendar day of each month
                                          during the Term of this Transaction,
                                          commencing May 25, 2007 and ending on
                                          the Termination Date, subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

              Floating Rate Payer
              Payment Dates:              Early Payment shall be applicable. The
                                          Floating Rate Payer Payment Date shall
                                          be one Business Day preceding each
                                          Floating Rate Payer Period End Date.

              Floating Rate Option:       USD-LIBOR-BBA; provided, however, that
                                          if the Floating Rate determined from
                                          such Floating Rate Option for any
                                          Calculation Period is greater than
                                          8.75% then the Floating Rate for such
                                          Calculation Period shall be deemed
                                          equal to 8.75%

              Designated Maturity:        One month

              Floating Rate Day
              Count Fraction:             Actual/360

              Reset Dates:                The first day of each Calculation
                                          Period.

              Compounding:                Inapplicable

Reference Number:  FXSAM73C5
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 3 of 8



       Business Days:                     New York

       Business Day Convention:           Following

       Calculation Agent:                 Bear Stearns

3.     Additional Provisions:             Securities Administrator will make
                                          available on its website (which will
                                          initially be located at
                                          https://www.ctslink.com) a monthly
                                          statement to Certificateholders
                                          prepared by it pursuant to the Pooling
                                          and Servicing Agreement indicating the
                                          outstanding principal balance of the
                                          Class II-B-3 Certificates as of the
                                          first day of such Calculation Period.


4.     Account Details:

         PAYMENTS TO BEAR STEARNS:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         PAYMENTS TO COUNTERPARTY:
                  Wells Fargo Bank, National Association
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Number: 3970771416
                  Account Name: SAS Clearing
                  FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account


ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Reference Number:  FXSAM73C5
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 4 of 8


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number:  FXSAM73C5
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 5 of 8


Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory



Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3



By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President



Ln

Reference Number:  FXSAM73C5
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 6 of 8



                                                  SCHEDULE I
            (all such dates subject to adjustment in accordance with the Business Day Convention)

       FROM AND INCLUDING               TO BUT EXCLUDING            SCHEDULED AMOUNT             CAP RATE
                                                                          (USD)                    (%)

         Effective Date                    25-May-2007                3,849,000.00                 6.88
           25-May-2007                     25-Jun-2007                3,849,000.00                 5.21
           25-Jun-2007                     25-Jul-2007                3,849,000.00                 5.44
           25-Jul-2007                     25-Aug-2007                3,849,000.00                 5.21
           25-Aug-2007                     25-Sep-2007                3,849,000.00                 5.21
           25-Sep-2007                     25-Oct-2007                3,849,000.00                 5.44
           25-Oct-2007                     25-Nov-2007                3,849,000.00                 5.21
           25-Nov-2007                     25-Dec-2007                3,849,000.00                 5.44
           25-Dec-2007                     25-Jan-2008                3,849,000.00                 5.21
           25-Jan-2008                     25-Feb-2008                3,849,000.00                 5.21
           25-Feb-2008                     25-Mar-2008                3,849,000.00                 5.69
           25-Mar-2008                     25-Apr-2008                3,849,000.00                 5.21
           25-Apr-2008                     25-May-2008                3,849,000.00                 5.44
           25-May-2008                     25-Jun-2008                3,849,000.00                 5.21
           25-Jun-2008                     25-Jul-2008                3,849,000.00                 5.44
           25-Jul-2008                     25-Aug-2008                3,849,000.00                 5.21
           25-Aug-2008                     25-Sep-2008                3,849,000.00                 5.21
           25-Sep-2008                     25-Oct-2008                3,849,000.00                 5.44
           25-Oct-2008                     25-Nov-2008                3,849,000.00                 5.21
           25-Nov-2008                     25-Dec-2008                3,849,000.00                 5.44
           25-Dec-2008                     25-Jan-2009                3,849,000.00                 5.21
           25-Jan-2009                     25-Feb-2009                3,849,000.00                 5.21
           25-Feb-2009                     25-Mar-2009                3,849,000.00                 5.96
           25-Mar-2009                     25-Apr-2009                3,849,000.00                 5.21

Reference Number:  FXSAM73C5
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 7 of 8


           25-Apr-2009                     25-May-2009                3,849,000.00                 5.44
           25-May-2009                     25-Jun-2009                3,849,000.00                 5.21
           25-Jun-2009                     25-Jul-2009                3,849,000.00                 5.44
           25-Jul-2009                     25-Aug-2009                3,849,000.00                 5.21
           25-Aug-2009                     25-Sep-2009                3,849,000.00                 5.21
           25-Sep-2009                     25-Oct-2009                3,849,000.00                 5.44
           25-Oct-2009                     25-Nov-2009                3,849,000.00                 5.21
           25-Nov-2009                     25-Dec-2009                3,849,000.00                 5.44
           25-Dec-2009                     25-Jan-2010                3,849,000.00                 5.21
           25-Jan-2010                     25-Feb-2010                3,849,000.00                 5.21
           25-Feb-2010                     25-Mar-2010                3,849,000.00                 5.96
           25-Mar-2010                     25-Apr-2010                3,849,000.00                 5.21
           25-Apr-2010                     25-May-2010                3,849,000.00                 5.44
           25-May-2010                     25-Jun-2010                3,849,000.00                 5.21
           25-Jun-2010                     25-Jul-2010                3,849,000.00                 5.44
           25-Jul-2010                     25-Aug-2010                3,849,000.00                 5.21
           25-Aug-2010                     25-Sep-2010                3,849,000.00                 5.21
           25-Sep-2010                     25-Oct-2010                3,849,000.00                 5.44
           25-Oct-2010                     25-Nov-2010                3,849,000.00                 5.21
           25-Nov-2010                     25-Dec-2010                3,849,000.00                 5.44
           25-Dec-2010                     25-Jan-2011                3,849,000.00                 5.21
           25-Jan-2011                     25-Feb-2011                3,849,000.00                 5.21
           25-Feb-2011                     25-Mar-2011                3,849,000.00                 5.96
           25-Mar-2011                     25-Apr-2011                3,849,000.00                 5.21
           25-Apr-2011                     25-May-2011                3,849,000.00                 5.44
           25-May-2011                     25-Jun-2011                3,849,000.00                 5.21
           25-Jun-2011                     25-Jul-2011                3,849,000.00                 5.44
           25-Jul-2011                     25-Aug-2011                3,849,000.00                 5.21



Reference Number:  FXSAM73C5
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 8 of 8



           25-Aug-2011                     25-Sep-2011                3,849,000.00                 5.21
           25-Sep-2011                     25-Oct-2011                3,849,000.00                 5.46
           25-Oct-2011                     25-Nov-2011                3,849,000.00                 5.24
           25-Nov-2011                     25-Dec-2011                3,849,000.00                 5.57
           25-Dec-2011                     25-Jan-2012                3,849,000.00                 5.64
           25-Jan-2012                     25-Feb-2012                3,822,639.82                 6.90
           25-Feb-2012                  Termination Date              3,752,246.56                 9.24




[OBJECT OMITTED]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                                     April 30, 2007

TO: Citibank, N.A. ("Citibank"), not individually, but solely as Trustee for Structured Asset Mortgage
                                          Investments II Trust 2007-AR3

ATTENTION:                                Structured Finance Agency & Trust -
                                          SAMI 2007-AR3
TELEPHONE:                                212-816-5805
FACSIMILE:                                212-816-5527

FROM:                                     Derivatives Documentation
TELEPHONE:                                212-272-2711
FACSIMILE:                                212-272-9857

SUBJECT:                                  Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):                      FXSAM73C6

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                 Rate Cap

     Notional Amount:                     With respect to any Calculation
                                          Period, the lesser of (i) the
                                          Scheduled Amount set forth for such
                                          Calculation Period on the

Reference Number: FXSAM73C6
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 2 of 8


                                          Schedule I attached hereto and (ii)
                                          the aggregate Certificate Principal
                                          Balance of the Class II-B-4
                                          Certificates as of the first day of
                                          such Calculation Period.

       Trade Date:                        April 27, 2007

       Effective Date:                    April 30, 2007

       Termination Date:                  March 25, 2012, subject to adjustment
                                          in accordance with the Business
                                          Day Convention

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:           Counterparty

              Fixed Rate Payer
              Payment Date:               April 30, 2007

              Fixed Amount:               USD 138,000.00

       FLOATING AMOUNTS:

              Floating Rate Payer:        Bear Stearns

              Cap Rate:                   The Cap Rate set forth for such
                                          Calculation Period on Schedule I

              Floating Rate Payer
              Period End Dates:           The 25th calendar day of each month
                                          during the Term of this Transaction,
                                          commencing May 25, 2007 and ending on
                                          the Termination Date, subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

              Floating Rate Payer
              Payment Dates:              Early Payment shall be applicable. The
                                          Floating Rate Payer Payment Date shall
                                          be one Business Day preceding each
                                          Floating Rate Payer Period End Date.

              Floating Rate Option:       USD-LIBOR-BBA; provided, however, that
                                          if the Floating Rate determined from
                                          such Floating Rate Option for any
                                          Calculation Period is greater than
                                          8.35% then the Floating Rate for such
                                          Calculation Period shall be deemed
                                          equal to 8.35%

              Designated Maturity:        One month

              Floating Rate Day
              Count Fraction:             Actual/360

              Reset Dates:                The first day of each Calculation
                                          Period.

              Compounding:                Inapplicable

Reference Number: FXSAM73C6
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 3 of 8



       Business Days:                     New York

       Business Day Convention:           Following

       Calculation Agent:                 Bear Stearns

3.     Additional Provisions:             For each Calculation Period,
                                          Securities Administrator will make
                                          available on its website (which will
                                          initially be located at
                                          https://www.ctslink.com) a monthly
                                          statement to Certificateholders
                                          prepared by it pursuant to the Pooling
                                          and Servicing Agreement indicating the
                                          outstanding principal balance of the
                                          Class II-B-4 Certificates as of the
                                          first day of such Calculation Period.


4.     Account Details:

         PAYMENTS TO BEAR STEARNS:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         PAYMENTS TO COUNTERPARTY:
                  Wells Fargo Bank, National Association
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Number: 3970771416
                  Account Name: SAS Clearing
                  FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account

ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Reference Number: FXSAM73C6
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 4 of 8


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXSAM73C6
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 5 of 8


Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory



Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3



By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President



Ln

Reference Number: FXSAM73C6
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 6 of 8


                                                  SCHEDULE I
            (all such dates subject to adjustment in accordance with the Business Day Convention)

       FROM AND INCLUDING              TO BUT EXCLUDING            SCHEDULED AMOUNT            CAP RATE
                                                                         (USD)                    (%)
         Effective Date                   25-May-2007                7,314,000.00                6.48
          25-May-2007                     25-Jun-2007                7,314,000.00                4.81
          25-Jun-2007                     25-Jul-2007                7,314,000.00                5.04
          25-Jul-2007                     25-Aug-2007                7,314,000.00                4.81
          25-Aug-2007                     25-Sep-2007                7,314,000.00                4.81
          25-Sep-2007                     25-Oct-2007                7,314,000.00                5.04
          25-Oct-2007                     25-Nov-2007                7,314,000.00                4.81
          25-Nov-2007                     25-Dec-2007                7,314,000.00                5.04
          25-Dec-2007                     25-Jan-2008                7,314,000.00                4.81
          25-Jan-2008                     25-Feb-2008                7,314,000.00                4.81
          25-Feb-2008                     25-Mar-2008                7,314,000.00                5.29
          25-Mar-2008                     25-Apr-2008                7,314,000.00                4.81
          25-Apr-2008                     25-May-2008                7,314,000.00                5.04
          25-May-2008                     25-Jun-2008                7,314,000.00                4.81
          25-Jun-2008                     25-Jul-2008                7,314,000.00                5.04
          25-Jul-2008                     25-Aug-2008                7,314,000.00                4.81
          25-Aug-2008                     25-Sep-2008                7,314,000.00                4.81
          25-Sep-2008                     25-Oct-2008                7,314,000.00                5.04
          25-Oct-2008                     25-Nov-2008                7,314,000.00                4.81
          25-Nov-2008                     25-Dec-2008                7,314,000.00                5.04
          25-Dec-2008                     25-Jan-2009                7,314,000.00                4.81
          25-Jan-2009                     25-Feb-2009                7,314,000.00                4.81



Reference Number: FXSAM73C6
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 7 of 8


          25-Feb-2009                     25-Mar-2009                7,314,000.00                5.56
          25-Mar-2009                     25-Apr-2009                7,314,000.00                4.81
          25-Apr-2009                     25-May-2009                7,314,000.00                5.04
          25-May-2009                     25-Jun-2009                7,314,000.00                4.81
          25-Jun-2009                     25-Jul-2009                7,314,000.00                5.04
          25-Jul-2009                     25-Aug-2009                7,314,000.00                4.81
          25-Aug-2009                     25-Sep-2009                7,314,000.00                4.81
          25-Sep-2009                     25-Oct-2009                7,314,000.00                5.04
          25-Oct-2009                     25-Nov-2009                7,314,000.00                4.81
          25-Nov-2009                     25-Dec-2009                7,314,000.00                5.04
          25-Dec-2009                     25-Jan-2010                7,314,000.00                4.81
          25-Jan-2010                     25-Feb-2010                7,314,000.00                4.81
          25-Feb-2010                     25-Mar-2010                7,314,000.00                5.56
          25-Mar-2010                     25-Apr-2010                7,314,000.00                4.81
          25-Apr-2010                     25-May-2010                7,314,000.00                5.04
          25-May-2010                     25-Jun-2010                7,314,000.00                4.81
          25-Jun-2010                     25-Jul-2010                7,314,000.00                5.04
          25-Jul-2010                     25-Aug-2010                7,314,000.00                4.81
          25-Aug-2010                     25-Sep-2010                7,314,000.00                4.81
          25-Sep-2010                     25-Oct-2010                7,314,000.00                5.04
          25-Oct-2010                     25-Nov-2010                7,314,000.00                4.81
          25-Nov-2010                     25-Dec-2010                7,314,000.00                5.04
          25-Dec-2010                     25-Jan-2011                7,314,000.00                4.81
          25-Jan-2011                     25-Feb-2011                7,314,000.00                4.81
          25-Feb-2011                     25-Mar-2011                7,314,000.00                5.56
          25-Mar-2011                     25-Apr-2011                7,314,000.00                4.81


Reference Number: FXSAM73C6
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 8 of 8

          25-Apr-2011                     25-May-2011                7,314,000.00                5.04
          25-May-2011                     25-Jun-2011                7,314,000.00                4.81
          25-Jun-2011                     25-Jul-2011                7,314,000.00                5.04
          25-Jul-2011                     25-Aug-2011                7,314,000.00                4.81
          25-Aug-2011                     25-Sep-2011                7,314,000.00                4.81
          25-Sep-2011                     25-Oct-2011                7,314,000.00                5.06
          25-Oct-2011                     25-Nov-2011                7,314,000.00                4.84
          25-Nov-2011                     25-Dec-2011                7,314,000.00                5.17
          25-Dec-2011                     25-Jan-2012                7,314,000.00                5.24
          25-Jan-2012                     25-Feb-2012                7,263,909.50                6.50
          25-Feb-2012                  Termination Date              7,130,145.84                8.84


[OBJECT OMITTED]]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                                     April 30, 2007

TO:                                       Citibank, N.A. ("Citibank"), not
                                          individually, but solely as Trustee
                                          for Structured Asset Mortgage
                                          Investments II Trust 2007-AR3
ATTENTION:                                Structured Finance Agency & Trust -
                                          SAMI 2007-AR3
TELEPHONE:                                212-816-5805
FACSIMILE:                                212-816-5527

FROM:                                     Derivatives Documentation
TELEPHONE:                                212-272-2711
FACSIMILE:                                212-272-9857

SUBJECT:                                  Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):                      FXSAM73C7

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                 Rate Cap

     Notional Amount:                     With respect to any Calculation
                                          Period, the lesser of (i) the
                                          Scheduled Amount set forth for such
                                          Calculation Period on the

Reference Number: FXSAM73C7
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 2 of 8

                                          Schedule I attached hereto and
                                          (ii) the aggregate Certificate
                                          Principal Balance of the Class II-B-5
                                          Certificates as of the first day of
                                          such Calculation Period.

       Trade Date:                        April 27, 2007

       Effective Date:                    April 30, 2007

       Termination Date:                  March 25, 2012, subject to adjustment
                                          in accordance with the Business
                                          Day Convention

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:           Counterparty

              Fixed Rate Payer
              Payment Date:               April 30, 2007

              Fixed Amount:               USD 73,000.00

       FLOATING AMOUNTS:

              Floating Rate Payer:        Bear Stearns

              Cap Rate:                   The Cap Rate set forth for such
                                          Calculation Period on Schedule I

              Floating Rate Payer
              Period End Dates:           The 25th calendar day of each month
                                          during the Term of this Transaction,
                                          commencing May 25, 2007 and ending on
                                          the Termination Date, subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

              Floating Rate Payer
              Payment Dates:              Early Payment shall be applicable. The
                                          Floating Rate Payer Payment Date shall
                                          be one Business Day preceding each
                                          Floating Rate Payer Period End Date.

              Floating Rate Option:       USD-LIBOR-BBA; provided, however, that
                                          if the Floating Rate determined from
                                          such Floating Rate Option for any
                                          Calculation Period is greater than
                                          8.35% then the Floating Rate for such
                                          Calculation Period shall be deemed
                                          equal to 8.35%

              Designated Maturity:        One month

              Floating Rate Day
              Count Fraction:             Actual/360

              Reset Dates:                The first day of each Calculation
                                          Period.

              Compounding:                Inapplicable

Reference Number: FXSAM73C7
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 3 of 8

       Business Days:                     New York

       Business Day Convention:           Following

       Calculation Agent:                 Bear Stearns

3.     Additional Provisions:             For each Calculation Period,
                                          Securities Administrator will make
                                          available on its website (which will
                                          initially be located at
                                          https://www.ctslink.com) a monthly
                                          statement to Certificateholders
                                          prepared by it pursuant to the Pooling
                                          and Servicing Agreement indicating the
                                          outstanding principal balance of the
                                          Class II-B-5 Certificates as of the
                                          first day of such Calculation Period.


4.     Account Details:

         PAYMENTS TO BEAR STEARNS:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         PAYMENTS TO COUNTERPARTY:
                  Wells Fargo Bank, National Association
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Number: 3970771416
                  Account Name: SAS Clearing
                  FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account

ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Reference Number: FXSAM73C7
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 4 of 8


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXSAM73C7
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
 of 8



Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory



Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3



By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President



Ln

Reference Number: FXSAM73C7
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 6 of 8


                                                  SCHEDULE I
            (all such dates subject to adjustment in accordance with the Business Day Convention)

       FROM AND INCLUDING                TO BUT EXCLUDING            SCHEDULED AMOUNT             CAP RATE
                                                                           (USD)                    (%)
         Effective Date                    25-May-2007                 3,849,000.00                 6.48
           25-May-2007                     25-Jun-2007                 3,849,000.00                 4.81
           25-Jun-2007                     25-Jul-2007                 3,849,000.00                 5.04
           25-Jul-2007                     25-Aug-2007                 3,849,000.00                 4.81
           25-Aug-2007                     25-Sep-2007                 3,849,000.00                 4.81
           25-Sep-2007                     25-Oct-2007                 3,849,000.00                 5.04
           25-Oct-2007                     25-Nov-2007                 3,849,000.00                 4.81
           25-Nov-2007                     25-Dec-2007                 3,849,000.00                 5.04
           25-Dec-2007                     25-Jan-2008                 3,849,000.00                 4.81
           25-Jan-2008                     25-Feb-2008                 3,849,000.00                 4.81
           25-Feb-2008                     25-Mar-2008                 3,849,000.00                 5.29
           25-Mar-2008                     25-Apr-2008                 3,849,000.00                 4.81
           25-Apr-2008                     25-May-2008                 3,849,000.00                 5.04
           25-May-2008                     25-Jun-2008                 3,849,000.00                 4.81
           25-Jun-2008                     25-Jul-2008                 3,849,000.00                 5.04
           25-Jul-2008                     25-Aug-2008                 3,849,000.00                 4.81
           25-Aug-2008                     25-Sep-2008                 3,849,000.00                 4.81
           25-Sep-2008                     25-Oct-2008                 3,849,000.00                 5.04
           25-Oct-2008                     25-Nov-2008                 3,849,000.00                 4.81
           25-Nov-2008                     25-Dec-2008                 3,849,000.00                 5.04
           25-Dec-2008                     25-Jan-2009                 3,849,000.00                 4.81
           25-Jan-2009                     25-Feb-2009                 3,849,000.00                 4.81
           25-Feb-2009                     25-Mar-2009                 3,849,000.00                 5.56
           25-Mar-2009                     25-Apr-2009                 3,849,000.00                 4.81

Reference Number: FXSAM73C7
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 7 of 8


           25-Apr-2009                     25-May-2009                 3,849,000.00                 5.04
           25-May-2009                     25-Jun-2009                 3,849,000.00                 4.81
           25-Jun-2009                     25-Jul-2009                 3,849,000.00                 5.04
           25-Jul-2009                     25-Aug-2009                 3,849,000.00                 4.81
           25-Aug-2009                     25-Sep-2009                 3,849,000.00                 4.81
           25-Sep-2009                     25-Oct-2009                 3,849,000.00                 5.04
           25-Oct-2009                     25-Nov-2009                 3,849,000.00                 4.81
           25-Nov-2009                     25-Dec-2009                 3,849,000.00                 5.04
           25-Dec-2009                     25-Jan-2010                 3,849,000.00                 4.81
           25-Jan-2010                     25-Feb-2010                 3,849,000.00                 4.81
           25-Feb-2010                     25-Mar-2010                 3,849,000.00                 5.56
           25-Mar-2010                     25-Apr-2010                 3,849,000.00                 4.81
           25-Apr-2010                     25-May-2010                 3,849,000.00                 5.04
           25-May-2010                     25-Jun-2010                 3,849,000.00                 4.81
           25-Jun-2010                     25-Jul-2010                 3,849,000.00                 5.04
           25-Jul-2010                     25-Aug-2010                 3,849,000.00                 4.81
           25-Aug-2010                     25-Sep-2010                 3,849,000.00                 4.81
           25-Sep-2010                     25-Oct-2010                 3,849,000.00                 5.04
           25-Oct-2010                     25-Nov-2010                 3,849,000.00                 4.81
           25-Nov-2010                     25-Dec-2010                 3,849,000.00                 5.04
           25-Dec-2010                     25-Jan-2011                 3,849,000.00                 4.81
           25-Jan-2011                     25-Feb-2011                 3,849,000.00                 4.81
           25-Feb-2011                     25-Mar-2011                 3,849,000.00                 5.56
           25-Mar-2011                     25-Apr-2011                 3,849,000.00                 4.81
           25-Apr-2011                     25-May-2011                 3,849,000.00                 5.04
           25-May-2011                     25-Jun-2011                 3,849,000.00                 4.81
           25-Jun-2011                     25-Jul-2011                 3,849,000.00                 5.04
           25-Jul-2011                     25-Aug-2011                 3,849,000.00                 4.81


Reference Number: FXSAM73C7
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II Trust 2007-AR3
April 30, 2007
Page 8 of 8

           25-Aug-2011                     25-Sep-2011                 3,849,000.00                 4.81
           25-Sep-2011                     25-Oct-2011                 3,849,000.00                 5.06
           25-Oct-2011                     25-Nov-2011                 3,849,000.00                 4.84
           25-Nov-2011                     25-Dec-2011                 3,849,000.00                 5.17
           25-Dec-2011                     25-Jan-2012                 3,849,000.00                 5.24
           25-Jan-2012                     25-Feb-2012                 3,822,639.82                 6.50
           25-Feb-2012                   Termination Date              3,752,246.56                 8.84



[OBJECT OMITTED]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009

DATE:                                     April 30, 2007

TO:                                       Citibank, N.A. ("Citibank"), not
                                          individually, but solely as Trustee
                                          for Structured Asset Mortgage
                                          Investments II Trust 2007-AR3
ATTENTION:                                Structured Finance Agency & Trust -
                                          SAMI 2007-AR3
TELEPHONE:                                212-816-5805
FACSIMILE:                                212-816-5527

FROM:                                     Derivatives Documentation
TELEPHONE:                                212-272-2711
FACSIMILE:                                212-272-9857

SUBJECT:                                  Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):                      FXSAM73C8

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Trust 2007-AR3 ("Counterparty") under the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and Securities Administrator ("Master Servicer" and "Securities Administrator"), Structured Asset Mortgage Investments II Inc., as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 30, 2007 between Bear Stearns and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                 Rate Cap

     Notional Amount:                     With respect to any Calculation
                                          Period, the lesser of (i) the
                                          Scheduled Amount set forth for such
                                          Calculation Period on the

Reference Number: FXSAM73C8
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 2 of 8

                                          Schedule I attached hereto and (ii)
                                          the aggregate Certificate Principal
                                          Balance of the Class II-B-6
                                          Certificates as of the first day of
                                          such Calculation Period.

       Trade Date:                        April 27, 2007

       Effective Date:                    April 30, 2007

       Termination Date:                  March 25, 2012,  subject to adjustment
                                          in accordance  with the Business
                                          Day Convention

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:           Counterparty

              Fixed Rate Payer
              Payment Date:               April 30, 2007

              Fixed Amount:               USD 254,000.00

       FLOATING AMOUNTS:

              Floating Rate Payer:        Bear Stearns

              Cap Rate:                   The Cap Rate set forth for such
                                          Calculation Period on Schedule I

              Floating Rate Payer
              Period End Dates:           The 25th calendar day of each month
                                          during the Term of this Transaction,
                                          commencing May 25, 2007 and ending on
                                          the Termination Date, subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

              Floating Rate Payer
              Payment Dates:              Early Payment shall be applicable. The
                                          Floating Rate Payer Payment Date shall
                                          be one Business Day preceding each
                                          Floating Rate Payer Period End Date.

              Floating Rate Option:       USD-LIBOR-BBA; provided, however, that
                                          if the Floating Rate determined from
                                          such Floating Rate Option for any
                                          Calculation Period is greater than
                                          8.35% then the Floating Rate for such
                                          Calculation Period shall be deemed
                                          equal to 8.35%

              Designated Maturity:        One month

              Floating Rate Day
              Count Fraction:             Actual/360

              Reset Dates:                The first day of each Calculation
                                          Period.

              Compounding:                Inapplicable

Reference Number: FXSAM73C8
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 3 of 8


       Business Days:                     New York

       Business Day Convention:           Following

       Calculation Agent:                 Bear Stearns

3.     Additional Provisions:             For each Calculation Period,
                                          Securities Administrator will make
                                          available on its website (which will
                                          initially be located at
                                          https://www.ctslink.com) a monthly
                                          statement to Certificateholders
                                          prepared by it pursuant to the Pooling
                                          and Servicing Agreement indicating the
                                          outstanding principal balance of the
                                          Class II-B-6 Certificates as of the
                                          first day of such Calculation Period.


4.     Account Details:

         PAYMENTS TO BEAR STEARNS:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         PAYMENTS TO COUNTERPARTY:
                  Wells Fargo Bank, National Association
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Number: 3970771416
                  Account Name: SAS Clearing
                  FFC: 53147802, SAMI 07-AR3 Interest Rate Cap Account

ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Reference Number: FXSAM73C8
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 4 of 8

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXSAM73C8
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
 of 8



Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   /s/  Annie Manevitz
      -----------------------------
      Name:   Annie Manevitz
      Title:  Authorized Signatory




Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE WITH RESPECT TO STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2007-AR3



By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President



Ln

Reference Number: FXSAM73C8
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 6 of 8


                                                  SCHEDULE I
            (all such dates subject to adjustment in accordance with the Business Day Convention)

       FROM AND INCLUDING               TO BUT EXCLUDING            SCHEDULED AMOUNT            CAP RATE
                                                                          (USD)                    (%)
         Effective Date                    25-May-2007                13,472,000.00               6.48
           25-May-2007                     25-Jun-2007                13,472,000.00               4.81
           25-Jun-2007                     25-Jul-2007                13,472,000.00               5.04
           25-Jul-2007                     25-Aug-2007                13,472,000.00               4.81
           25-Aug-2007                     25-Sep-2007                13,472,000.00               4.81
           25-Sep-2007                     25-Oct-2007                13,472,000.00               5.04
           25-Oct-2007                     25-Nov-2007                13,472,000.00               4.81
           25-Nov-2007                     25-Dec-2007                13,472,000.00               5.04
           25-Dec-2007                     25-Jan-2008                13,472,000.00               4.81
           25-Jan-2008                     25-Feb-2008                13,472,000.00               4.81
           25-Feb-2008                     25-Mar-2008                13,472,000.00               5.29
           25-Mar-2008                     25-Apr-2008                13,472,000.00               4.81
           25-Apr-2008                     25-May-2008                13,472,000.00               5.04
           25-May-2008                     25-Jun-2008                13,472,000.00               4.81
           25-Jun-2008                     25-Jul-2008                13,472,000.00               5.04
           25-Jul-2008                     25-Aug-2008                13,472,000.00               4.81
           25-Aug-2008                     25-Sep-2008                13,472,000.00               4.81
           25-Sep-2008                     25-Oct-2008                13,472,000.00               5.04
           25-Oct-2008                     25-Nov-2008                13,472,000.00               4.81
           25-Nov-2008                     25-Dec-2008                13,472,000.00               5.04
           25-Dec-2008                     25-Jan-2009                13,472,000.00               4.81
           25-Jan-2009                     25-Feb-2009                13,472,000.00               4.81
           25-Feb-2009                     25-Mar-2009                13,472,000.00               5.56
           25-Mar-2009                     25-Apr-2009                13,472,000.00               4.81
           25-Apr-2009                     25-May-2009                13,472,000.00               5.04
           25-May-2009                     25-Jun-2009                13,472,000.00               4.81


       FROM AND INCLUDING               TO BUT EXCLUDING            SCHEDULED AMOUNT            CAP RATE
                                                                          (USD)                    (%)

           25-Jun-2009                     25-Jul-2009                13,472,000.00               5.04
           25-Jul-2009                     25-Aug-2009                13,472,000.00               4.81
           25-Aug-2009                     25-Sep-2009                13,472,000.00               4.81
           25-Sep-2009                     25-Oct-2009                13,472,000.00               5.04
           25-Oct-2009                     25-Nov-2009                13,472,000.00               4.81
           25-Nov-2009                     25-Dec-2009                13,472,000.00               5.04
           25-Dec-2009                     25-Jan-2010                13,472,000.00               4.81
           25-Jan-2010                     25-Feb-2010                13,472,000.00               4.81
           25-Feb-2010                     25-Mar-2010                13,472,000.00               5.56
           25-Mar-2010                     25-Apr-2010                13,472,000.00               4.81
           25-Apr-2010                     25-May-2010                13,472,000.00               5.04
           25-May-2010                     25-Jun-2010                13,472,000.00               4.81
           25-Jun-2010                     25-Jul-2010                13,472,000.00               5.04
           25-Jul-2010                     25-Aug-2010                13,472,000.00               4.81
           25-Aug-2010                     25-Sep-2010                13,472,000.00               4.81
           25-Sep-2010                     25-Oct-2010                13,472,000.00               5.04
           25-Oct-2010                     25-Nov-2010                13,472,000.00               4.81
           25-Nov-2010                     25-Dec-2010                13,472,000.00               5.04
           25-Dec-2010                     25-Jan-2011                13,472,000.00               4.81
           25-Jan-2011                     25-Feb-2011                13,472,000.00               4.81
           25-Feb-2011                     25-Mar-2011                13,472,000.00               5.56
           25-Mar-2011                     25-Apr-2011                13,472,000.00               4.81
           25-Apr-2011                     25-May-2011                13,472,000.00               5.04
           25-May-2011                     25-Jun-2011                13,472,000.00               4.81
           25-Jun-2011                     25-Jul-2011                13,472,000.00               5.04
           25-Jul-2011                     25-Aug-2011                13,472,000.00               4.81
           25-Aug-2011                     25-Sep-2011                13,472,000.00               4.81
           25-Sep-2011                     25-Oct-2011                13,472,000.00               5.06
           25-Oct-2011                     25-Nov-2011                13,472,000.00               4.84
           25-Nov-2011                     25-Dec-2011                13,472,000.00               5.17


Reference Number: FXSAM73C8
Citibank, N.A., not individually, but solely as Trustee with respect to Structured Asset Mortgage Investments II
Trust 2007-AR3
April 30, 2007
Page 8 of 8


           25-Dec-2011                     25-Jan-2012                13,472,000.00               5.24
           25-Jan-2012                     25-Feb-2012                13,379,735.96               6.50
           25-Feb-2012                  Termination Date              13,133,350.39               8.84



                                               BEAR STEARNS CAPITAL MARKETS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                TEL 212-272-2000

DATE:                      April 30, 2007

TO:                        Citibank, N.A., not individually, but solely as
                           Grantor Trustee for Structured
                           Asset Mortgage Investments II Grantor Trust 2007-AR3
                           (the "Trust")
ATTENTION:                 Structured Finance Agency & Trust-SAMI 2007-AR3
TELEPHONE:                 1-212-816-5805
FACSIMILE:                 1-212-816-5527

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):       CXSAMI73G1

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Capital Markets Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Grantor Trust 2007-AR3 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "Master Agreement" (as defined below), with respect to the Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). The parties agree to negotiate, execute and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) (the "Form Master Agreement"), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the "Executed Master Agreement"). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the "Master Agreement") shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 2 of 16


the Grantor Trust Agreement, dated as of April 30, 2007 (the "Grantor Trust Agreement") among Structured Asset Mortgage Investments II, Inc., as depositor (the "Depositor"), Wells Fargo Bank, National Association, as paying agent, securities administrator and certificate registrar (the "Paying Agent", "Securities Administrator" and "Certificate Registrar") and Citibank, N.A., as grantor trustee (the "Grantor Trustee").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Trade Date:                          April 27, 2007

       Effective Date:                      April 30, 2007

       Notional Amount:                     For any Calculation Period, the
                                            Certificate Principal Balance of
                                            the Grantor Trust Certificates as
                                            of the close of business on the
                                            25th day of the month in which such
                                            Calculation Period begins (or, if
                                            remittances on such Grantor Trust
                                            Certificates are not made on such
                                            day, as of the close of business on
                                            the next day on which such
                                            remittances are made).

       Termination Date:                    The earlier to occur of (a) the
                                            Distribution Date (as defined in
                                            the Underlying Pooling and
                                            Servicing Agreement) following the
                                            date on which the aggregate
                                            outstanding principal balance of
                                            the Underlying Reference
                                            Certificates is reduced to zero and
                                            the Deferred Interest Carry-Forward
                                            Balance is zero or (b) April 25,
                                            2037, subject, in each case, to
                                            adjustment in accordance with the
                                            Business Day Convention.



       Grantor Trust Certificates:          The Class I-A-4B Certificates (as
                                            defined in the Grantor Trust
                                            Agreement).

       Underlying Reference
       Certificates:                        The Class I-A-4B Certificates (as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement).

       Bear Stearns
       Payment Amounts:

              Bear Stearns
              Payment Dates:                The 25th calendar day of each month
                                            during the Term of this
                                            Transaction, commencing May 25,
                                            2007 and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention

              Bear Stearns
              Payment Amounts:              On each Bear Stearns Payment Date,
                                            Bear Stearns shall pay to
                                            Counterparty an amount equal to any
                                            Net Deferred Interest allocated to
                                            the Certificate Principal Balance
                                            of the

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 3 of 16

                                            Underlying Reference Certificates
                                            in accordance with the definition
                                            of Net Deferred Interest in the
                                            Underlying Pooling and Servicing
                                            Agreement for the Distribution Date
                                            (as defined in the Underlying
                                            Pooling and Servicing Agreement)
                                            occurring on such Bear Stearns
                                            Payment Date.

       Counterparty Payments:

              Counterparty
              Payment Dates:                Each Bear Stearns Payment Date.

              Counterparty
              Payment Amounts #1:           On the initial Counterparty Payment
                                            Date, zero and for each
                                            Counterparty Payment Date
                                            thereafter, Counterparty shall pay
                                            to Bear Stearns an amount equal to
                                            the lesser of

                                                 (a)  the Deferred Interest
                                                      Carry-Forward Balance for
                                                      the previous Counterparty
                                                      Payment Date, and

                                                 (b)  the amount distributed on
                                                      the Distribution Date (as
                                                      defined in the Underlying
                                                      Pooling and Servicing
                                                      Agreement) occurring on
                                                      such Counterparty Payment
                                                      Date to the Underlying
                                                      Reference Certificates in
                                                      respect of (i) principal
                                                      reducing the Certificate
                                                      Principal Balance of the
                                                      Underlying Reference
                                                      Certificates and (ii)
                                                      Unpaid Realized Loss
                                                      Amounts.

              Deferred Interest
              Carry-Forward Balance:        For each Counterparty Payment Date,
                                            an amount equal to the sum of:

                                            (a) the Deferred Interest
                                            Carry-Forward Balance as of the
                                            preceding Counterparty Payment Date
                                            (which for the initial Counterparty
                                            Payment Date shall be deemed to be
                                            zero), plus (b) any Bear Stearns
                                            Payment Amounts paid by Bear
                                            Stearns to Counterparty on such
                                            Counterparty Payment Date less (c)
                                            any Counterparty Payment Amounts #1
                                            paid to Bear Stearns by the
                                            Counterparty on such Counterparty
                                            Payment Date.

              Counterparty
              Payment Amounts #2:           On each Counterparty Payment Date,
                                            Counterparty shall pay to Bear
                                            Stearns an amount equal to interest
                                            on the Deferred Interest
                                            Carry-Forward Balance as of the
                                            preceding Counterparty Payment Date
                                            accrued from and including, the
                                            preceding Counterparty Payment Date
                                            to, but excluding, such
                                            Counterparty Payment Date at a rate
                                            equal to the Pass-Through Rate (as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement) for the

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 4 of 16

                                            Underlying Reference Certificates.

              Additional Payment:           On April 30, 2007, subject to
                                            adjustment in accordance with the
                                            Business Day Convention,
                                            Counterparty shall pay to Bear
                                            Stearns the amount of USD 10,000.

     Business Day Convention:               Following

     Business Days:                         Any day other than (i) a Saturday
                                            or a Sunday, or (ii) a day on which
                                            (a) the New York Stock Exchange or
                                            Federal Reserve is closed or (b)
                                            banking institutions in New York
                                            City or in any of the jurisdictions
                                            in which the Trustee, the Master
                                            Servicer, the Servicer or the
                                            Securities Administrator (each as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement) is located
                                            are authorized or obligated by law
                                            or executive order to be closed.

     Calculation Agent:                     Bear Stearns

     3.Additional Provisions:               (a) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph shall be deemed repeated
                                            on the trade date of each
                                            Transaction.

                                            (b) On the second Business Day
                                            prior to each Bear Stearns Payment
                                            Date, the Paying Agent shall
                                            provide Bear Stearns with the
                                            amount and supporting calculations
                                            of any Bear Stearns Payment
                                            Amounts, Counterparty Payment
                                            Amounts #1, and Counterparty
                                            Payment Amounts #2, if any, to be
                                            paid on such Bear Stearns Payment
                                            Date or Counterparty Payment Date,
                                            as applicable. For the avoidance of
                                            doubt, Bear Stearns shall not be
                                            obligated to make any payment on a
                                            Bear Stearns Payment Date until it
                                            has received from the Paying Agent
                                            the information set forth in the
                                            preceding sentence.

                                            (c) Notwithstanding anything in
                                            Section 2(c) of the Form Master
                                            Agreement to the contrary, if on
                                            any date an amount would be owed by
                                            Bear Stearns to

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 5 of 16

                                            Counterparty after application of
                                            the netting provisions of Section
                                            2(c) of the Form Master Agreement
                                            with respect to such date, subject
                                            to Section 3(b) above, Bear Stearns
                                            hereby agrees to remit such payment
                                            to Counterparty one Business Day
                                            prior to such date.


4.   Provisions Deemed Incorporated in a Schedule to the Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c) Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will apply to Bear Stearns and will not apply to Counterparty.

(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(j) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.

(k) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 6 of 16

(l) Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(m) "Termination Currency" means United States Dollars.

(n) Additional Termination Events.

         (i) The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to designate an Additional Termination Event, Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

          (a) After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

          (b) After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

         (ii) The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 7 of 16

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document    Form/Document/                     Date by which to
                                      Certificate                        be delivered
Bear Stearns and                      Any document required or           Promptly after the earlier of (i)
the Counterparty                      reasonably requested to allow      reasonable demand by either party
                                      the   other    party   to   make   or (ii) learning that
                                      payments  under the Form  Master   such form or document is required
                                      Agreement  without any deduction
                                      or  withholding  for  or on  the
                                      account  of any Tax or with such
                                      deduction  or  withholding  at a
                                      reduced rate

(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d) Representation
deliver document         Certificate                     be delivered

Bear Stearns and         Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of the Form
                         evidence the authority of       Master Agreement and such
                         the delivering party or its     Confirmation
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver the Form Master
                         Agreement, any Confirmation
                         , and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under the Form
                         Master


Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 8 of 16


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d) Representation
deliver document         Certificate                     be delivered

                         Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

Bear Stearns and         A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of the Form
                         party, as to the incumbency     Master Agreement and such
                         and authority of the            Confirmation
                         respective officers of the
                         party signing the Form Master
                         Agreement, any relevant
                         Credit Support Document, or
                         any  Confirmation, as the
                         case may be

Bear Stearns             An opinion of counsel of such   Upon the execution and        No
                         party regarding the             delivery of the Form
                         enforceability of this          Master Agreement and such
                         Confirmation in a form          Confirmation
                         reasonably satisfactory to
                         the other party

Bear Stearns             A copy of its most recent       Promptly after the request
                         audited consolidated            of by other Party
                         financial statements

6)  Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the Form Master
Agreement:

         Contact details for notices or communications to Bear Stearns:

                  Tel: 212-272-9326
                  Fax: 212-272-0543
                  Attention: Credit Derivatives Department

                  (For all purposes)

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 9 of 16

         Contact details for notices or communications to the Counterparty:

                  Citibank, N.A.
                  388 Greenwich Street, 14th floor
                  New York, New York, 10013
                  Attention: Structured Finance Agency & Trust-SAMI 07-AR3
                  Facsimile: 212-816-5527
                  Phone: 212-816-5805

         With a copy to:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis
                  Columbia, Maryland 21045
                  Attention: Client Manager, SAMI 2007 AR3
                  Facsimile: 410-715-2380
                  Phone: 410-884-2000

                  (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)      Multibranch Party. For the purpose of Section 10(c) of the Form Master
         Agreement:

         Bear Stearns is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Bear Stearns.

(f) Credit Support Document.

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 10 of 16

         Bear Stearns: Guaranty (the "Guaranty") of The Bear Stearns Companies Inc.

         The Counterparty:  Not Applicable

(g) Credit Support Provider.

         Bear Stearns:     The Bear Stearns Companies Inc.

         The Counterparty: Not Applicable

(h) Governing Law. The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402

(i) Severability. If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of the Form Master Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to the Form Master Agreement or any Credit Support Document.

7) Affiliate. Notwithstanding the definition of Affiliate in Section 14 of the Form Master Agreement, for purposes hereof each party will be deemed not to have any Affiliates.

8) Relationship Between Parties. Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 11 of 16

              Each party represents to the other party on each date when it enters into a Transaction that:

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                           (i) It has the capacity to evaluate (internally or
through independent professional
advice) the Transaction and has made its own decision to enter into the Transaction; and

                           (ii) It understands the terms, conditions and risks
of the Transaction and is willing and
able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

9) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver, supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 12 of 16

interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee's Obligations in the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement (other than the name of the guaranteed party, the effective date and the date of such guaranty). Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

12) Limited Recourse; Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Fund (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Grantor Trustee, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Grantor Trustee but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Grantor Trustee, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall the Grantor Trustee be personally liable for the payment of any indebtedness or expenses of the

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 13 of 16

Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement, other than due to its negligence or willful misconduct in performing the obligations of the Grantor Trustee under the Grantor Trust Agreement.

16) Amendments to Grantor Trust Agreement and Underlying Pooling and Servicing Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Underlying Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Underlying Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17) Permitted Security Interest. For purposes of Section 7 of the Form Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

         "Permitted Security Interest" means the collateral assignment by Counterparty of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

         "Swap Collateral" means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or any Transaction governed by the Form Master Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

18) (a) If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns shall (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns' obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iv) take such other steps that satisfies the Rating Agency Condition.

         (b) If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

         As used herein:

                  "First Trigger Required Ratings" shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `A-1' by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A+' by S&P, and
                  (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A1' by Moody's (and if rated `A1' by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `P-1' by Moody's (and if rated `P-1' by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `Aa3' by Moody's (and if rated `Aa3' by Moody's, such rating is not on watch for possible downgrade).

                  "Second Trigger Required Ratings" shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `BBB-` by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A3' by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `P-2' by Moody's (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A2' by Moody's.

Reference Number: CXSAMI73G1
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 15 of 16

                  "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of Rating Agency then providing a rating of the Grantor Trust Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates.

5.  Account Details and
Settlement information:             Payments to Bear Stearns:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                    Account Number: 0925-3186, for further
                                    credit to
                                    Bear Stearns Capital Markets
                                    Sub-account Number: 101-90012-11
                                    Attention: Derivatives Operations

                                    Payments to Counterparty:

                                    Wells Fargo Bank, National Association
                                    San Francisco, CA
                                    ABA: 121-000-248
                                    A/C:3970771416
                                    Account Name: SAS Clearing
                                    For Further Credit to: 53147801,
                                    SAMI 07-AR3 Swap Account



This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.



By: /s/ Serge Reyser
    ------------------------------------'
       Name:  Serge Reyser
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS GRANTOR TRUSTEE FOR STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2007-AR3


By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President

With respect to Section 3(b) herein:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent


By:  /s/ Stacey Taylor
     -----------------------------------
     Name:  Stacey Taylor
     Title: Vice President

                                               BEAR STEARNS CAPITAL MARKETS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                TEL 212-272-2000

DATE:                      April 30, 2007

TO:                        Citibank, N.A., not individually, but solely as
                           Grantor Trustee for Structured Asset Mortgage
                           Investments II Grantor Trust 2007-AR3 (the "Trust")
ATTENTION:                 Structured Finance Agency & Trust-SAMI 2007-AR3
TELEPHONE:                 1-212-816-5805
FACSIMILE:                 1-212-816-5527

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):       CXSAMI73G2

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Capital Markets Inc. ("Bear Stearns") and Structured Asset Mortgage Investments II Grantor Trust 2007-AR3 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "Master Agreement" (as defined below), with respect to the Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). The parties agree to negotiate, execute and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) (the "Form Master Agreement"), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the "Executed Master Agreement"). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the "Master Agreement") shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 2 of 16


the Grantor Trust Agreement, dated as of April 30, 2007 (the "Grantor Trust Agreement") among Structured Asset Mortgage Investments II, Inc., as depositor (the "Depositor"), Wells Fargo Bank, National Association, as paying agent, securities administrator and certificate registrar (the "Paying Agent", "Securities Administrator" and "Certificate Registrar") and Citibank, N.A., as grantor trustee (the "Grantor Trustee").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Trade Date:                          April 27, 2007

       Effective Date:                      April 30, 2007

       Notional Amount: For any Calculation Period, the Certificate Principal Balance of the Grantor Trust Certificates as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Grantor Trust Certificates are not made on such day, as of the close of business on the next day on which such remittances are made).

       Termination                          Date: The earlier to occur of (a)
                                            the Distribution Date (as defined in
                                            the Underlying Pooling and Servicing
                                            Agreement) following the date on
                                            which the aggregate outstanding
                                            principal balance of the Underlying
                                            Reference Certificates is reduced to
                                            zero and the Deferred Interest
                                            Carry-Forward Balance is zero or (b)
                                            June 25, 2037, subject, in each
                                            case, to adjustment in accordance
                                            with the Business Day Convention.

       Grantor Trust Certificates:          The Class II-A-3B Certificates (as
                                            defined in the Grantor Trust
                                            Agreement).

       Underlying Reference
       Certificates:                        The Class  II-A-3B  Certificates
                                            (as  defined  in the  Underlying
                                            Pooling  and  Servicing
                                            Agreement).

       BEAR STEARNS
       PAYMENT AMOUNTS:

              Bear Stearns
              Payment Dates:                The 25th calendar day of each month
                                            during the Term of this
                                            Transaction, commencing May 25,
                                            2007 and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention

              Bear Stearns
              Payment Amounts:              On each Bear Stearns Payment Date,
                                            Bear Stearns shall pay to
                                            Counterparty an amount equal to any
                                            Net Deferred Interest allocated to
                                            the Certificate Principal Balance
                                            of the

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 3 of 16

                                            Underlying Reference Certificates
                                            in accordance with the definition
                                            of Net Deferred Interest in the
                                            Underlying Pooling and Servicing
                                            Agreement for the Distribution Date
                                            (as defined in the Underlying
                                            Pooling and Servicing Agreement)
                                            occurring on such Bear Stearns
                                            Payment Date.

       Counterparty Payments:

              Counterparty
              Payment Dates:                Each Bear Stearns Payment Date.

              Counterparty
              Payment Amounts #1:           On the initial Counterparty Payment
                                            Date, zero and for each
                                            Counterparty Payment Date
                                            thereafter, Counterparty shall pay
                                            to Bear Stearns an amount equal to
                                            the lesser of

                                                    (a)  the Deferred
                                                         Interest
                                                         Carry-Forward
                                                         Balance for the
                                                         previous
                                                         Counterparty Payment
                                                         Date, and

                                                    (b)  the amount
                                                         distributed on the
                                                         Distribution Date
                                                         (as defined in the
                                                         Underlying Pooling
                                                         and Servicing
                                                         Agreement) occurring
                                                         on such Counterparty
                                                         Payment Date to the
                                                         Underlying Reference
                                                         Certificates in
                                                         respect of (i)
                                                         principal reducing
                                                         the Certificate
                                                         Principal Balance of
                                                         the Underlying
                                                         Reference
                                                         Certificates and
                                                         (ii) Unpaid Realized
                                                         Loss Amounts.

              Deferred Interest
              Carry-Forward Balance:        For each Counterparty Payment Date,
                                            an amount equal to the sum of:

                                            (a) the Deferred Interest
                                            Carry-Forward Balance as of the
                                            preceding Counterparty Payment Date
                                            (which for the initial Counterparty
                                            Payment Date shall be deemed to be
                                            zero), plus (b) any Bear Stearns
                                            Payment Amounts paid by Bear
                                            Stearns to Counterparty on such
                                            Counterparty Payment Date less (c)
                                            any Counterparty Payment Amounts #1
                                            paid to Bear Stearns by the
                                            Counterparty on such Counterparty
                                            Payment Date.



              Counterparty
              Payment Amounts #2:           On each Counterparty Payment Date,
                                            Counterparty shall pay to Bear
                                            Stearns an amount equal to interest
                                            on the Deferred Interest
                                            Carry-Forward Balance as of the
                                            preceding Counterparty Payment Date
                                            accrued from and including, the
                                            preceding Counterparty Payment Date
                                            to, but excluding, such
                                            Counterparty Payment Date at a rate

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 4 of 16

                                            equal to the Pass-Through Rate (as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement) for the
                                            Underlying Reference Certificates.


       Additional Payment:                  On April 30, 2007, subject to
                                            adjustment in accordance with the
                                            Business Day Convention,
                                            Counterparty shall pay to Bear
                                            Stearns the amount of USD 10,000

     Business Day Convention:               Following

     Business Days:                         Any day other than (i) a Saturday
                                            or a Sunday, or (ii) a day on which
                                            (a) the New York Stock Exchange or
                                            Federal Reserve is closed or (b)
                                            banking institutions in New York
                                            City or in any of the jurisdictions
                                            in which the Trustee, the Master
                                            Servicer, the Servicer or the
                                            Securities Administrator (each as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement) is located
                                            are authorized or obligated by law
                                            or executive order to be closed.



     Calculation Agent:                     Bear Stearns

     3.Additional Provisions:               (a) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph shall be deemed repeated
                                            on the trade date of each
                                            Transaction.

                                            (b) On the second Business Day
                                            prior to each Bear Stearns Payment
                                            Date, the Paying Agent shall
                                            provide Bear Stearns with the
                                            amount and supporting calculations
                                            of any Bear Stearns Payment
                                            Amounts, Counterparty Payment
                                            Amounts #1, and Counterparty
                                            Payment Amounts #2, if any, to be
                                            paid on such Bear Stearns Payment
                                            Date or Counterparty Payment Date,
                                            as applicable. For the avoidance of
                                            doubt, Bear Stearns shall not be
                                            obligated to make any payment on a
                                            Bear Stearns Payment Date until it
                                            has received from the Paying Agent
                                            the information set forth in the
                                            preceding sentence.

                                            (c) Notwithstanding anything in
                                            Section 2(c) of the Form Master
                                            Agreement to the contrary, if on
                                            any date an amount would be owed by
                                            Bear Stearns to Counterparty after
                                            application of the netting
                                            provisions of Section 2(c) of the
                                            Form Master Agreement with

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 5 of 16

                                            respect to such date, subject to
                                            Section 3(b) above, Bear Stearns
                                            hereby agrees to remit such payment
                                            to Counterparty one Business Day
                                            prior to such date.

4. Provisions Deemed Incorporated in a Schedule to the Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c) Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will apply to Bear Stearns and will not apply to Counterparty.

(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(j) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.

(k) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 6 of 16


(l) Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(m) "Termination Currency" means United States Dollars.

(n) Additional Termination Events.

         (i) The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to designate an Additional Termination Event, Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

          (a) After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

          (b) After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

         (ii) The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 7 of 16

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document    Form/Document/                     Date by which to
                                      Certificate                        be delivered

Bear Stearns and                      Any document required or           Promptly after the earlier of (i)
the Counterparty                      reasonably requested to allow      reasonable demand by either party
                                      the   other    party   to   make   or (ii) learning that
                                      payments  under the Form  Master   such form or document is required
                                      Agreement  without any deduction
                                      or  withholding  for  or on  the
                                      account  of any Tax or with such
                                      deduction  or  withholding  at a
                                      reduced rate


(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

Bear Stearns and         Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of the Form
                         evidence the authority of       Master Agreement and such
                         the delivering party or its     Confirmation
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver the Form Master
                         Agreement, any Confirmation
                         , and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under the Form
                         Master


Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 8 of 16

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

Bear Stearns and         A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of the Form
                         party, as to the incumbency     Master Agreement and such
                         and authority of the            Confirmation
                         respective officers of the
                         party signing the Form Master
                         Agreement, any relevant
                         Credit Support Document, or
                         any  Confirmation, as the
                         case may be

Bear Stearns             An opinion of counsel of such   Upon the execution and        No
                         party regarding the             delivery of the Form
                         enforceability of this          Master Agreement and such
                         Confirmation in a form          Confirmation
                         reasonably satisfactory to
                         the other party

Bear Stearns             A copy of its most recent       Promptly after the request
                         audited consolidated            of by other Party
                         financial statements

6)  Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the Form Master
Agreement:

         Contact details for notices or communications to Bear Stearns:

                  Tel: 212-272-9326
                  Fax: 212-272-0543
                  Attention: Credit Derivatives Department

                  (For all purposes)

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 9 of 16

         Contact details for notices or communications to the Counterparty:

                  Citibank, N.A.
                  388 Greenwich Street, 14th floor
                  New York, New York, 10013
                  Attention: Structured Finance Agency & Trust-SAMI 07-AR3
                  Facsimile: 212-816-5527
                  Phone: 212-816-5805

         With a copy to:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis
                  Columbia, Maryland 21045
                  Attention: Client Manager, SAMI 2007 AR3
                  Facsimile: 410-715-2380
                  Phone: 410-884-2000

                  (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)      Multibranch Party. For the purpose of Section 10(c) of the Form Master
         Agreement:

         Bear Stearns is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Bear Stearns.

(f) Credit Support Document.

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 10 of 16

         Bear Stearns: Guaranty (the "Guaranty") of The Bear Stearns Companies Inc.

         The Counterparty:  Not Applicable

(g)      Credit Support Provider.

         Bear Stearns:     The Bear Stearns Companies Inc.

         The Counterparty: Not Applicable

(h) Governing Law. The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402

(i) Severability. If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of the Form Master Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to the Form Master Agreement or any Credit Support Document.

7) Affiliate. Notwithstanding the definition of Affiliate in Section 14 of the Form Master Agreement, for purposes hereof each party will be deemed not to have any Affiliates.

8) Relationship Between Parties. Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 11 of 16

              Each party represents to the other party on each date when it enters into a Transaction that:

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                           (i) It has the capacity to evaluate (internally or
through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                           (ii) It understands the terms, conditions and risks
of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

       9) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver, supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 12 of 16

interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee's Obligations in the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement (other than the name of the guaranteed party, the effective date and the date of such guaranty). Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

 12) Limited Recourse Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Fund (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Grantor Trustee, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Grantor Trustee but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Grantor Trustee, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall the Grantor Trustee be personally liable for the payment of any indebtedness or expenses of the

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 13 of 16

Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement, other than due to its negligence or willful misconduct in performing the obligations of the Grantor Trustee under the Grantor Trust Agreement.

16) Amendments to Grantor Trust Agreement and Underlying Pooling and Servicing Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Underlying Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Underlying Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17) Permitted Security Interest. For purposes of Section 7 of the Form Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

         "Permitted Security Interest" means the collateral assignment by Counterparty of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

         "Swap Collateral" means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or any Transaction governed by the Form Master Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

18) (a) If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns shall (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns' obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 14 of 16

         then rating the Grantor Trust Certificates or (iv) take such other steps that satisfies the Rating Agency Condition.

         (b) If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

         As used herein:

                  "FIRST TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `A-1' by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A+' by S&P, and
                  (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A1' by Moody's (and if rated `A1' by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `P-1' by Moody's (and if rated `P-1' by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `Aa3' by Moody's (and if rated `Aa3' by Moody's, such rating is not on watch for possible downgrade).

                  "SECOND TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `BBB-` by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A3' by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `P-2' by Moody's (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A2' by Moody's.

Reference Number: CXSAMI73G2
Structured Asset Mortgage Investments II Grantor Trust 2007-AR3
April 30, 2007
Page 15 of 16

                  "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of Rating Agency then providing a rating of the Grantor Trust Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates.

5.  Account Details and
Settlement information:             Payments to Bear Stearns:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                    Account Number: 0925-3186, for further
                                    credit to
                                    Bear Stearns Capital Markets
                                    Sub-account Number: 101-90012-11
                                    Attention: Derivatives Operations

                                    Payments to Counterparty:

                                    Wells Fargo Bank, National Association
                                    San Francisco, CA
                                    ABA: 121-000-248
                                    A/C:3970771416
                                    Account Name: SAS Clearing
                                    For Further Credit to: 53147801,
                                    SAMI 07-AR3 Swap Account



This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.


By: /s/ Serge Reyser
    ------------------------------------'
       Name:  Serge Reyser
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS GRANTOR TRUSTEE FOR STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2007-AR3


By:  /s/ Louis Piscitelli
     -----------------------------------
     Name:  Louis Piscitelli
     Title: Vice President

With respect to Section 3(b) herein:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent


By:  /s/ Stacey Taylor
     -----------------------------------
     Name:  Stacey Taylor
     Title: Vice President

                                                                      EXHIBIT A



                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             Structured Asset Mortgage Investments II Trust 2007-AR3
               Mortgage Pass-Through Certificates, Series 2007-AR3


                                 TERMS AGREEMENT



                                                     Dated: as of April 27, 2007
                                                     ---------------------------

To:                       STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Re:                       Underwriting Agreement dated February 26 , 2007

Underwriter:              Bear, Stearns & Co. Inc.

Series Designation:       Series 2007-AR3

Class Designation Schedule of the Certificates: Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4A, Class I-A-5, Class I-X-1, Class I-X-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class I-B-7, Class I-B-8, Class I-B-9, Class II-A-1, Class II-A-2, Class II-A-3A, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Grantor Trust Class I-A-4B, and Grantor Trust Class II-A-3B

Terms of the Certificates:
--------------------------

Class                            Original Principal Amount      Interest Rate
-----                            -------------------------      -------------

             I-A-1                     $217,802,000               variable
             I-A-2                     $123,036,000               variable
             I-A-3                     $309,039,000               variable
            I-A-4A                     $31,235,000                variable
     Grantor Trust I-A-4B              $50,000,000                variable
             I-A-5                     $81,235,000                variable
             I-X-1                       notional                 variable
             I-X-2                       notional                 variable
             I-B-1                     $22,350,000                variable
             I-B-2                     $19,613,000                variable
             I-B-3                      $6,386,000                variable
             I-B-4                     $11,403,000                variable

             I-B-5                      $5,473,000                variable
             I-B-6                      $4,561,000                variable
             I-B-7                      $6,386,000                variable
             I-B-8                      $4,561,000                variable
             I-B-9                      $5,017,000                variable
            II-A-1                     $414,334,000               variable
            II-A-2                     $207,167,000               variable
            II-A-3A                    $15,733,000                variable
     Grantor Trust II-A-3B             $53,323,000                variable
            II-B-1                     $27,715,000                variable
            II-B-2                     $15,012,000                variable
            II-B-3                      $3,849,000                variable
            II-B-4                      $7,314,000                variable
            II-B-5                      $3,849,000                variable

The Certificates purchased by the Underwriter will be offered from time to time by the Underwriter in negotiated transactions at varying prices to be determined at the time of sale.

Defined Terms: Terms not otherwise defined herein shall have the meanings given to such terms in the Pooling and Servicing Agreement dated as of April 1, 2007 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, N.A. as master servicer and securities administrator, EMC Mortgage Corporation, as sponsor and Depositor and Citibank, N.A., as trustee.

Form of Certificates Being Purchased by the Underwriter: Book-Entry.
-------------------------------------------------------

Distribution Dates: The 25th day of each month or, if such 25th day is not a business day, the next succeeding business day beginning in May 2007.

Certificate Rating for the Certificates Being Purchased by the Underwriter:
--------------------------------------------------------------------------

                 Class                                    Rating
                 -----                                    ------
                                        Standard & Poor's             Moody's
                                        -----------------             -------
                 I-A-1                         AAA                      Aaa
                 I-A-2                         AAA                      Aaa
                 I-A-3                         AAA                      Aaa
                 I-A-4A                        AAA                      Aaa
          Grantor Trust I-A-4B                 AAA                      Aaa

                 I-A-5                         AAA                      Aaa
                 I-X-1                         AAA                      Aaa
                 I-X-2                         AAA                      Aaa
                 I-B-1                         AA+                      Aaa
                 I-B-2                          AA                      Aa1
                 I-B-3                         AA-                      Aa1
                 I-B-4                          A+                      Aa2
                 I-B-5                          A                       Aa3
                 I-B-6                          A-                       A1
                 I-B-7                         BBB+                      A3
                 I-B-8                         BBB                      Baa2
                 I-B-9                         BBB-                     Baa3
                 II-A-1                        AAA                      Aaa
                 II-A-2                        AAA                      Aaa
                II-A-3A                        AAA                      Aaa
         Grantor Trust II-A-3B                 AAA                      Aaa
                 II-B-1                         AA                      Aa1
                 II-B-2                         A                       Aa3
                 II-B-3                        BBB                       A2
                 II-B-4                        BBB-                      A3
                 II-B-5                        BBB-                     Baa1

Mortgage Assets: The Mortgage Loans to be included in the Trust Fund are as described in Annex A hereto.

Purchase Price: The aggregate purchase price payable by the Underwriter for the Certificates covered by this Agreement will be $______*______ (plus $______*_______ in accrued interest).

Credit Enhancement: As described in the related Prospectus Supplement.

Closing Date: April 30, 2007.

         The undersigned, as the Underwriter, agrees, subject to the terms and provisions of the above-referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the Classes of the above-referenced Series of Certificates as set forth herein.

BEAR, STEARNS & CO. INC.


By:     /s/ Mary Haggerty
        ---------------------------
Name:       Mary Haggerty
Title:      Vice President



Accepted:

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:     /s/ Baron Silverstein
        ---------------------------
Name:       Baron Silverstein
Title:      Vice President